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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	October 31, 2011
Date of reporting period:	October 31, 2011

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Institutional, J & R Share Classes

Annual Report

October 31, 2011

Table of Contents

Economic & Financial Market Review	2
Important Fund Information	3
Bond & Mortgage Securities Fund	4
Core Plus Bond Fund I	5
Diversified International Fund	6
Equity Income Fund	7
Global Diversified Income Fund	8
Global Real Estate Securities Fund	9
Government & High Quality Bond Fund	10
High Yield Fund	11
High Yield Fund I	12
Income Fund	13
Inflation Protection Fund	14
International Emerging Markets Fund	15
International Fund I	16
International Value Fund I	17
LargeCap Blend Fund II	18
LargeCap Growth Fund	19
LargeCap Growth Fund I	20
LargeCap Growth Fund II	21
LargeCap S&P 500 Index Fund	22
LargeCap Value Fund	23
LargeCap Value Fund I	24
LargeCap Value Fund III	25
MidCap Blend Fund	26
MidCap Growth Fund	27
MidCap Growth Fund III	28
MidCap S&P 400 Index Fund	29
MidCap Value Fund I	30
MidCap Value Fund III	31
Principal Capital Appreciation Fund	32
Principal LifeTime 2010 Fund	33
Principal LifeTime 2015 Fund	34
Principal LifeTime 2020 Fund	35
Principal LifeTime 2025 Fund	36
Principal LifeTime 2030 Fund	37

Table of Contents

Principal LifeTime 2035 Fund	38
Principal LifeTime 2040 Fund	39
Principal LifeTime 2045 Fund	40
Principal LifeTime 2050 Fund	41
Principal LifeTime 2055 Fund	42
Principal LifeTime Strategic Income Fund	43
Real Estate Securities Fund	44
SAM Balanced Portfolio	45
SAM Conservative Balanced Portfolio	46
SAM Conservative Growth Portfolio	47
SAM Flexible Income Portfolio	48
SAM Strategic Growth Portfolio	49
Short-Term Income Fund	50
SmallCap Blend Fund	51
SmallCap Growth Fund	52
SmallCap Growth Fund I	53
SmallCap Growth Fund II	54
SmallCap S&P 600 Index Fund	55
SmallCap Value Fund	56
SmallCap Value Fund II	57
Glossary	58
Financial Statements	65
Notes to Financial Statements	158
Schedules of Investments	201
Financial Highlights	476
Report of Registered Independent Public Accounting Firm	586
Shareholder Expense Example	587
Supplemental Information	595

1

Economic & Financial Market Review

The 12-month period ending October 31, 2011 was marked by extreme swings — both up and down — in markets around the world, driven by global economic and political concerns. The period began with a market rally that persisted into early 2011, despite a series of significant international events that dominated the news — from Japan’s devastating 8.9 magnitude earthquake and resultant tsunami on March 11th to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S.

However, the global economy hit a “soft patch” in the second quarter of 2011 that continued through the end of September, with growth moderating throughout the European Union, Asia and the U.S. Stock markets tended to follow suit, subjecting investors to a bumpy ride. Key reasons for the sluggish growth included the sudden drop in Japan’s production following the massive earthquake. Supply chain disruptions caused by the disaster slowed global growth as critical components and products exported by Japan suddenly became unavailable.

Also contributing to the global economic slowdown and heightened market volatility were ongoing sovereign debt concerns in Europe, triggered by troubles in Greece and economic policy issues in both Europe and the U.S. In Europe, investors became increasingly concerned as the debt situation in Greece worsened. Greece faced potential bankruptcy in mid-July without passage of additional austerity measures required in order to obtain the country’s next tranche of bailout money. At the end of June, Greece finally passed a $40 billion austerity package amid massive protests by its citizens. This move calmed jittery markets that had worried about a potential default.1

The ongoing situation in Greece brought increasing attention to the financial state of European banks in general. Of the approximately 330 billion Euros of outstanding Greek debt at the end of June, European banks held about 17.2 billion Euros of Greek debt maturing by the end of 2013. German and French banks began drawing the greatest investor scrutiny, as their large holdings of Greek debt could potentially cause material damage to these banks should Greece default.2 The worst-case fear was that a default in Greece could set off a contagion within the European banking system, leading to global depression.

In the U.S., policy makers spent much of the summer mired in a debate over the country’s debt ceiling. Uncertainty surrounding their ability to reach an agreement weighed heavily on investor sentiment. Even though legislators eventually reached a deal, the damage had been done to the markets. After moving sideways from February through mid-July, markets began an abrupt sell-off in late July that shaved 13.9% off the S&P 500 Index and 19.9% off the broad international market for the third quarter.3

Following the substantial losses of previous months, the markets rallied sharply in October, erasing the losses experienced earlier in the fiscal year. European Union policy makers announced a more comprehensive plan to dig their “problem child” Greece out of the oppressive debt with which it was laden and to ensure the solvency of all European banks holding Greek bonds. Global markets rallied strongly with the news.

As a result, despite weakness in the middle of the fiscal year, U.S. stocks were up 7.9% for the one-year period ending October 31. Large and mid-cap stocks outperformed small-caps, and growth stocks significantly outpaced value stocks during the period. Stocks in the energy sector performed best, reflecting in part an increase in crude oil prices from $82.95 to $93.19 during the period.4 Meanwhile, in the face of regulatory uncertainty and tremendous volatility, financial stocks trailed materially.5

Fixed income investments lagged the broad U.S. stock market, yet still managed positive returns for the year. Investment-grade corporate bonds (up 6.14%) and high-yield corporate bonds (up 5.16%) generated the strongest gains; this in part reflected investors’ search for yield in a low-interest-rate environment and their willingness to take on risk within these sectors, where fundamentals were favorable. Commercial mortgage-backed securities and mortgage-backed securities also delivered positive results, returning 4.69% and 4.53%, respectively.6

The slope of the yield curve remained relatively stable as the 10-year U.S. Treasury yield fell from 2.63% to 2.11%, while the 2-year Treasury yield fell from 0.35% to 0.25%.7 These results masked the volatility experienced in the interest rate market during the period. Rates had marched upward through December 2010, hitting a high of 3.72% before falling sharply during 2011 to close out the fiscal year as macro concerns in the U.S. and Europe cast gloom on the market. Confirmation from the Federal Reserve that interest rates would remain at “exceptionally low levels” into 2013 served to further anchor short-term rates.

1 “Greece to Vote on Austerity Details,” June 30, 2011; wsj.com

2 “European Creditors Move Closer to Greek Debt Rollover Plan,” June 27, 2011; Bloomberg.com 3 Broad international markets return: MSCI All Country World (ex-U.S.) Index 4 FactSet, WTI, Cushing, OK

5 Source for all stock performance in paragraph: Russell family of indices 6 Barclays family of indices 7 US Benchmark Bond

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each fund, the illustration is based on performance of the institutional share class.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

See glossary on page 58 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Bond & Mortgage Securities Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.27%	4.11%	3.82%	3/1/01	12/6/00
	Including Sales Charge	3.27%	4.11%	3.82%
Institutional Shares		4.67%	4.68%	4.51%	3/1/01	12/6/00
R-1 Shares		3.75%	3.78%	3.60%	11/1/04	12/6/00
R-2 Shares		3.93%	3.89%	3.72%	12/6/00	-
R-3 Shares		4.10%	4.08%	3.92%	12/6/00	-
R-4 Shares		4.32%	4.27%	4.24%	12/6/00	-
R-5 Shares		4.41%	4.40%	4.25%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive sector allocation was additive to performance. Duration and curve positioning aided results as interest rates decreased during the 12-month period. Sector allocation benefited performance, driven by an out-of-index allocation to below-investment-grade corporate bonds, overweights to commercial mortgage-backed securities (CMBS) and asset-backed securities, and tactical positioning in mortgage-backed securities. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporates; these positions contributed by mitigating losses during periods of increased volatility and spread-widening. U.S. Treasury futures used to manage duration aided performance as rates decreased. The portfolio's overweight allocation to investment-grade corporate bonds detracted from performance. Underweights to Treasuries and agencies also hindered results. Security selection was a detractor to performance, driven by specific issues within investment-grade corporate bonds and emerging market debt.

Core Plus Bond Fund I

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	0.45%	7.43%	9/30/08
R-1 Shares	-0.37%	6.53%	9/30/08
R-2 Shares	-0.29%	6.68%	9/30/08
R-3 Shares	-0.11%	6.83%	9/30/08
R-4 Shares	0.08%	7.11%	9/30/08
R-5 Shares	0.23%	7.19%	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to interest rates in non-U.S. (developed) markets benefited the portfolio (particularly in core Europe, where rates fell due to fears of a global economic slowdown). Also, holdings of money market futures contributed positively, as contract prices rose over the 12-month period. Exposure to Build America Bonds aided portfolio performance as technical factors improved, causing spreads to narrow. A yield curve steepening bias (partially implemented through 10-year and 30-year pay fixed interest rate swaps) contributed negatively to performance over the 12-month period; as the yield curve flattened, 30-year rates fell more than short-term rates. Also detracting was the portfolio's overweight to bonds of financial companies, which lagged the broader corporate market amid uncertainty surrounding the European debt crisis. Additionally, exposure to a select basket of emerging-market currencies (partially implemented through currency forwards) hindered performance as these currencies depreciated versus the U.S. dollar.

Diversified International Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	-3.16%	-2.83%	5.87%	3/1/01	12/6/00
	Including Sales Charge	-4.12%	-2.83%	5.87%
Institutional Shares		-2.61%	-2.25%	6.63%	3/1/01	12/6/00
R-1 Shares		-3.48%	-3.09%	5.72%	11/1/04	12/6/00
R-2 Shares		-3.39%	-2.97%	5.86%	12/6/00	-
R-3 Shares		-3.25%	-2.80%	6.03%	12/6/00	-
R-4 Shares		-3.04%	-2.63%	6.35%	12/6/00	-
R-5 Shares		-2.90%	-2.32%	6.50%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the financial sector contributed positively to performance for the 12-month period. An underweight to financials and defensive positioning, particularly in Europe, continued to bolster results. Positions in Nordic, U.K., Canadian and Singapore banks aided performance. Stock selection was positive in the materials sector; Rhodia (a French specialty chemical manufacturer) jumped 50% in early April 2011 after Solvay announced a $4.8 billion bid for the company. Additional strength in the materials sector came from BASF (a diversified chemical producer), which benefited from strong global demand and an attractive pricing environment that resulted in a substantial increase in earnings expectations for 2011. Stock selection in Russia detracted from performance; the portfolio was hurt by underweight positions in commodity producers such as Uralkali, Novatek and Norilsk Nickel. Also, performance lagged in the energy sector. Portfolio holdings in energy were skewed to equipment and service providers and integrated oil companies; these groups lagged as their near-term profits are not as leveraged to higher oil prices as the exploration and production companies. Additionally, performance lagged in the health care sector; Teva Pharmaceuticals underperformed as results on a new drug, Laquinimod, did not meet expectations.

Equity Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	7.15%	0.83%	6.42%	8/1/00	5/31/39
R-1 Shares	6.23%	-0.07%	5.54%	3/1/10	5/31/39
R-2 Shares	6.39%	0.06%	5.67%	3/1/10	5/31/39
R-3 Shares	6.53%	0.23%	5.86%	3/1/10	5/31/39
R-4 Shares	6.70%	0.40%	6.03%	3/1/10	5/31/39
R-5 Shares	6.86%	0.46%	6.06%	3/1/10	5/31/39

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to financials aided performance, as did stock selection within the sector; the portfolio has been underweight to large money-center banks due to concerns about loan growth and industry capacity. Another positive contributor was stock selection within the information technology sector, where strong performance from Intel and Taiwan Semiconductor enhanced returns. Also, stock selection within telecommunications aided performance; BCE (the parent of Bell Canada) performed strongly in response to two dividend increases and a strong Canadian dollar. Stock selection within the health care sector detracted from performance; while most health care stocks performed well, portfolio positions in Medtronic and Teva Pharmaceuticals detracted from returns. In addition, an allocation to energy (which had been a top performer in the recovery) detracted as concerns about the end of the Federal Reserve's quantitative easing program caused commodities (including oil) to moderate, which in turn roiled this sector. Stock selection within real estate investment trusts also hindered results as Chimera Investment Corporation underperformed its peers.

Global Diversified Income Fund

Sub-Advisors: Guggenheim Investment Management, LLC, Principal Global Investors, LLC, Principal Real Estate Investors, LLC, W.H. Reeves & Co, Spectrum Asset Management, Inc, and Tortoise Capital Advisors, LLC.

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	3.61%	20.29%	12/15/08

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the MLP sleeve (managed by Tortoise) and an underweight to the Global Real Estate Securities sleeve (managed by Principal Real Estate Investors) contributed positively to returns for the 12-month period. Underweights to the Emerging Market Debt, High Yield and Preferred Securities sleeves (managed, respectively, by Principal Global Investors, Guggenheim and Spectrum) provided neutral return contributions. Additionally, the Global Value Equity (managed by Principal Global Investors), High Yield, Global Real Estate Securities and MLP sleeves outperformed their respective benchmarks, led by the Global Real Estate Securities and Global Value Equity sleeves. Within Global Value Equity, the top contributors were stock selections in utilities, financials and energy, as well as stock selection in the U.S., Italy and Germany. In the Global Real Estate Securities sleeve, stock selection within Singapore was a strong contributor. An overweight to the Global Value Equity sleeve detracted slightly from portfolio performance over the period. Also, the Commercial Mortgage-Backed Securities (CMBS) sleeve (managed by Principal Real Estate Investors) and the Emerging Market Debt and Preferred Securities sleeves hindered performance due to underperforming their respective benchmarks. In the Emerging Market Debt sleeve, allocations to Indonesian transportation, Kazakhstan banks and Argentine provinces detracted from performance. In the Preferred Securities sleeve, underperformance was driven by the European sovereign debt crisis and its negative impact on European financial firms. Within the CMBS segment, 2006-2007 credit bonds underperformed as these bonds remained sensitive to the direction of the macro economy.

Global Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	0.74%	-4.74%	10/1/07

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in Japan contributed positively to performance, as overweights to United Urban Investment, Mitsubishi Estate and Japan Retail Fund Investment had higher returns than the index (investors favored the perceived safety of the Japanese market relative to other developed countries). Simon Property Group, the portfolio's largest single stock overweighting, recorded strong index-relative outperformance; this high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within its outlet center portfolio. Good stock selection in Singapore benefited returns as many underweights to Singapore developers came under pressure from government policies aimed at reducing growth in the residential market. Overweighting Allgreen Properties added to performance after the company received a take-over bid in the second quarter. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle detracted, as these companies' revenue streams primarily depend on sales/leasing commissions. Because such payments are variable, stock prices of these companies can be volatile during periods of economic uncertainty. Stock selection in Australia was a source of underperformance, due in large part to an overweight position in FKP Property Group (a deeply discounted, highly-geared developer and owner of primarily retirement and residential properties). Overweighting hotel owners detracted from index-relative performance as hotels are among the most economically sensitive real estate sectors; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

Government & High Quality Bond Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.40%	5.60%	4.49%	12/15/08	5/4/84
	Including Sales Charge	2.40%	5.60%	4.49%
Institutional Shares		3.91%	6.11%	4.98%	3/23/98	5/4/84
R-1 Shares		3.11%	5.28%	4.18%	12/15/08	5/4/84
R-2 Shares		3.24%	5.42%	4.32%	12/15/08	5/4/84
R-3 Shares		3.43%	5.61%	4.50%	12/15/08	5/4/84
R-4 Shares		3.62%	5.75%	4.60%	12/15/08	5/4/84
R-5 Shares		3.74%	5.84%	4.64%	12/15/08	5/4/84

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's exposure to collateralized mortgage obligations (agency and non-agency) aided results; the sector experienced strong demand throughout the 12-month period as investors looked for higher-yielding assets. In addition, an allocation to U.S. Treasuries contributed positively to performance as investors sought higher-quality securities while uncertainty in Europe increased. Exposure to long-dated agency debt added to performance, as the securities owned benefited from the rally in the long end of the yield curve. The portfolio's underweight to GNMA pass-through securities versus conventional mortgage-backed securities (MBS) (Fannie Mae and Freddie Mac) was a negative contributor to performance as investors favored GNMA securities over the period. Also, an out-of-benchmark allocation to commercial mortgage-backed securities detracted as investors' risk aversion grew during the period with increasing uncertainty in Europe. Additionally, security selection within Fannie Mae MBS detracted from performance.

High Yield Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
	1-Year	5-Year	10-Year
Institutional Shares	4.45%	7.64%	10.16%

What contributed to or detracted from Fund performance during the fiscal year?

The primary positive contributor to performance was an underweight to the home construction sector; this sector was hit very hard by the sharp decline in Chinese homebuilder bonds as concerns escalated regarding a housing bubble in China. Also adding value was an overweight to Asurion Corporation (a provider of insurance for cell phones), which continued to benefit from strong performance and the increased consumer demand for smart phones (the portfolio's holdings in Asurion are in bank loans). Additionally, the portfolio benefited from its holdings in Level 3 and Global Crossing; Level 3 acquired Global Crossing in a stock transaction that improved the credit profile of the combined entity. The largest negative contributor was the portfolio's exposure to the commercial mortgage-backed securities (CMBS) market. CMBS remained attractive relative to the real estate investment trust sector within the high-yield market; however, with concerns about a double-dip recession escalating in the second and third quarters, commercial real estate underperformed. The portfolio's positioning in Ally Financial also detracted; while the portfolio was market-weight in Ally Financial, it held the firm's preferred bonds, which significantly underperformed the market during the 12-month period as financials remained under pressure. Another negative contributor was an overweight to Lloyds Banking Group, which (like many European financial firms) underperformed as the continued uncertainty over how Europe would resolve the crisis in Greece and stabilize the banking system remained unresolved.

High Yield Fund I

Sub-Advisors: J.P. Morgan Investment Management, Inc, and Neuberger Berman Fixed Income, LLC.

Average Annual Total Returns* as of October 31, 2011
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	3.87%	8.76%	7.95%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from favorable security selection within consumer cyclicals relative to the Barclays Capital High Yield Issuer 2% Capped Index. Within this sector, overweights to Ford Motor and CityCenter Holdings were rewarded. An underweight to banking also was positive (although the benefit was moderated by an overweight to Bank of America, which underperformed). From an overall issuer perspective, overweights to Berry Plastics, Ford Motor and ATP Oil & Gas were particularly helpful. A modest overweight to CCC-rated securities was not rewarded; these securities significantly underperformed the broad high-yield index. From an industry perspective, security selection was unfavorable within technology, where an underweight to FirstData Holdings detracted from results. Selection within communications also was a hindrance due to an overweight to Clearwire Corp and an underweight to (and poor issue selection within) CC Media Holdings. Additionally, an allocation to bank loans detracted from results, as bank loans generally lagged the traditional high-yield bonds in the index.

Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.91%	6.56%	5.89%	9/30/09	12/15/75
	Including Sales Charge	2.92%	6.56%	5.89%
Institutional Shares		4.41%	7.18%	6.48%	3/23/98	12/15/75
R-1 Shares		3.51%	6.26%	5.59%	3/1/10	12/15/75
R-2 Shares		3.85%	6.42%	5.74%	3/1/10	12/15/75
R-3 Shares		3.93%	6.61%	5.93%	3/1/10	12/15/75
R-4 Shares		4.13%	6.80%	6.09%	3/1/10	12/15/75
R-5 Shares		4.26%	6.83%	6.10%	3/1/10	12/15/75

What contributed to or detracted from Fund performance during the fiscal year?

The corporate bond sector (including both investment-grade and high yield bonds) was one of the better-performing fixed income sectors over the 12-month period; as a result, the portfolio benefited from its strategic overweight to this sector. In addition, despite weak economic growth, the portfolio's allocation to the gaming sector bolstered returns. The portfolio also benefited from security selection in the banking and energy industries, notably through holdings of Lloyds, Wells Fargo and BP. The portfolio's underweight to U.S. Treasuries hindered returns, as the sector outperformed for the period due to concerns about economic growth and sovereign debt issues. In addition, security selection in the utilities sector detracted from results. The portfolio's underweight to agency mortgage-backed securities also hindered performance; this sector closely tracked the returns of Treasuries as investors sought high-quality sectors over the last few months of the period.

Inflation Protection Fund

Sub-Advisor: BlackRock Financial Management, Inc.

Average Annual Total Returns* as of October 31, 2011
		1-Year	5-Year	Since Inception	Inception Date
Class J Shares	Excluding Sales Charge	7.42%	1.16%	1.50%	12/29/04
	Including Sales Charge	6.42%	1.16%	1.50%
Institutional Shares		8.19%	1.89%	2.00%	12/29/04
R-1 Shares		7.23%	1.01%	1.14%	12/29/04
R-2 Shares		7.46%	1.14%	1.25%	12/29/04
R-3 Shares		7.57%	1.31%	1.43%	12/29/04
R-4 Shares		7.83%	1.51%	1.62%	12/29/04
R-5 Shares		7.90%	1.64%	1.75%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

In the last two months of 2010, the portfolio's real curve flattening position and exposure to short- and intermediate-term nominal U.S. Treasuries contributed positively to performance as forward-looking inflation expectations decreased. In the first quarter of 2011, the portfolio's long real duration bias added to performance as rates moved lower. Thereafter, in the second quarter of 2011, the portfolio covered some of the nominal duration short at a gain as interest rates rose on better-than-expected economic data and passage of Greek austerity measures. In the third quarter of 2011, the portfolio's real curve flattening bias benefited performance, as the curve flattened substantially in September. Ending the fiscal year, the portfolio's break-even steepener benefited performance as the curve steepened. In the last two months of 2010, the portfolio's short duration position detracted from relative performance as real rates rallied from already-low levels. In the first quarter of 2011, the portfolio maintained a real curve flattening bias, which detracted from performance as the real curve steepened. In the third quarter of 2011, the portfolio's short duration in the front end of the nominal curve detracted from performance. (While the real curve flattening bias benefited performance in the third quarter, it persisted as a detractor from performance toward the end of the fiscal year as the real curve steepened.)

International Emerging Markets Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	-7.40%	4.47%	15.67%	3/1/01	12/6/00
	Including Sales Charge	-8.33%	4.47%	15.67%
Institutional Shares		-7.00%	5.05%	16.54%	3/1/01	12/6/00
R-1 Shares		-7.81%	4.14%	15.52%	11/1/04	12/6/00
R-2 Shares		-7.70%	4.27%	15.68%	12/6/00	-
R-3 Shares		-7.52%	4.46%	15.89%	12/6/00	-
R-4 Shares		-7.33%	4.65%	16.13%	12/6/00	-
R-5 Shares		-7.21%	4.78%	16.25%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The largest contributor during the 12-month period was an overweight position in the materials sector, which added 1.3% to relative performance. Within the sector, positions in Industrias Penoles, LG Chem and KGHM Polska added the most value from an individual security standpoint. An overweight to South Korea contributed 1.2% to relative performance during the period. Within South Korea, the portfolio benefited most from overweight positions in the industrial and consumer discretionary sectors. Also, Brazil contributed 1.1% to relative performance, driven by strong results in the consumer staples and materials sectors. The weakest sector during the period was energy, which detracted 0.7% from the portfolio's relative performance. In terms of individual stocks, Gazprom, Coal India and Novatek negatively impacted performance. At the country level, Russia had a large negative impact on results, detracting 0.5% from relative performance. Russia's weak performance was driven by the energy and telecommunication services sectors; in energy, Gazprom contributed to Russia's underperformance due primarily to the disconnect between the local and American Depositary Receipt (ADR) shares during the period (ADR shares returned 6.3% while the local shares returned 10.2%).

International Fund I

Sub-Advisors: Principal Management Corporation, Pyramis Global Advisors, LLC and Schroder Investment Management North America, Inc.

Average Annual Total Returns* as of October 31, 2011
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	-7.62%	-3.27%	4.17%	12/29/03	-
R-1 Shares	-8.45%	-4.11%	3.28%	11/1/04	12/29/03
R-2 Shares	-8.35%	-3.99%	3.40%	6/1/04	12/29/03
R-3 Shares	-8.15%	-3.81%	3.58%	6/1/04	12/29/03
R-4 Shares	-7.96%	-3.63%	3.79%	6/1/04	12/29/03
R-5 Shares	-7.79%	-3.50%	3.91%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within consumer discretionary, industrials and information technology contributed positively to returns; in particular, out-of-index exposures to Hyundai Motor Co. and Prada S.p.A. within the consumer discretionary sector boosted returns. Strong stock selection in Japan, South Korea and Germany also added to returns. An underweight to troubled Japanese company Tokyo Electric Power Co. (which suffered greatly in the earthquake and resultant tsunami in spring 2011) was helpful to relative returns. Relative to the index, the portfolio had underweight exposure to eurozone countries and an overall underweight exposure to the euro, which benefited performance as many countries in the European Union (EU) struggled primarily due to the sovereign debt issues of several EU countries. Poor stock selection in the financial sector (specifically, European banks) hurt portfolio returns over the 12-month period. Overweights to U.K.-based Lloyds Banks Group, Italian bank Intesa Sanpaolo S.p.A. and French bank BNP Paribas were particularly harmful. Also, a large overweight to Chinese stocks, in addition to weak stock selection in China, detracted from returns. A modest overweight to France and very negative stock selection in that country burdened the portfolio. Portfolio tilts toward both growth and smaller-sized stocks were negative over the period, hindering overall returns.

International Value Fund I

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Causeway Capital Management, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	-6.01%	3.82%	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Underweighting the poorly-performing utilities sector, in addition to well-chosen stocks within the sector, contributed positively to performance over the period. Overweighting consumer staples (including several out-of-index exposures to tobacco companies) also benefited portfolio performance. Positive stock selection in Japan, Germany, Switzerland and France boosted returns over the course of the period; a large underweight to Tokyo Electric Power Co. Inc. relative to the index was the most beneficial to the overall portfolio. A relative underweight to the index in interest rate-sensitive securities boosted performance, as interest rate-sensitive securities suffered over the course of the 12-month period. Weak financial stock selection detracted from returns; a large overweight to Italian Bank UniCredit S.p.A. was especially detrimental. Holding other banking stocks from Australia, Denmark and the U.K. also damaged the portfolio. In the energy sector, a large underweight relative to the index burdened returns, as that sector performed best over the 12-month period. Underweighting the outperforming Royal Dutch Shell was particularly detrimental. Investing in Australia over the period was a failure all around. Underweighting the benchmark weight was a poor decision as overall returns were positive in the benchmark. Stocks that were chosen for investment also performed quite poorly.

LargeCap Blend Fund II

Sub-Advisors: ClearBridge Advisors, LLC, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	5.50%	-0.27%	3.13%	3/1/01	12/6/00
	Including Sales Charge	4.50%	-0.27%	3.13%
Institutional Shares		5.84%	0.27%	3.83%	12/6/00	-
R-1 Shares		5.03%	-0.60%	2.93%	11/1/04	12/6/00
R-2 Shares		5.12%	-0.47%	3.08%	12/6/00	-
R-3 Shares		5.22%	-0.31%	3.25%	12/6/00	-
R-4 Shares		5.52%	-0.11%	3.47%	12/6/00	-
R-5 Shares		5.59%	0.01%	3.57%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection was strongest within financials, where an overweight to Moody's Corp and underweight exposures to Goldman Sachs, Citigroup and Bank of America all benefited performance as the mega-financial institutions struggled in a turbulent financial environment. An overall underweight to the financial sector was similarly rewarded, as the sector performed poorly over the period; many securities in the financial sector experienced price declines, particularly in the last quarter of the fiscal year. Additionally, the investment option's higher price-to-book ratio relative to the index boosted performance, as growth stocks outperformed value stocks. The portfolio's tilt toward smaller-market-cap stocks was another positive contributor, as small-caps generally outperformed large-caps. Security selection was a leading detractor overall for the investment option, with the most negative selections occurring in the consumer discretionary sector. Overweights to Staples and Johnson Controls, as well as an out-of-index exposure to Toll Brothers, were leading detractors. The investment option's sector allocations detracted overall; underweights to the utilities, information technology and consumer staples sectors hurt performance, as these sectors exhibited relatively positive performance over the period. An overweight to the most volatile stocks within the index also hindered results, as did holding securities with more earnings variability than the index; these characteristics fell out of favor, especially in the last quarter of the fiscal year, as worried investors moved into less volatile securities.

LargeCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.44%	0.81%	2.43%	3/1/01	12/6/00
	Including Sales Charge	3.44%	0.81%	2.43%
Institutional Shares		4.94%	1.48%	3.25%	3/1/01	12/6/00
R-1 Shares		4.04%	0.63%	2.73%	11/1/04	12/6/00
R-2 Shares		4.16%	0.73%	2.49%	12/6/00	-
R-3 Shares		4.29%	1.06%	3.10%	12/6/00	-
R-4 Shares		4.60%	1.09%	3.02%	12/6/00	-
R-5 Shares		4.65%	1.21%	2.96%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Over the 12-month period, individual holdings that contributed the most to portfolio performance were Apple, Whole Foods and Starbucks. Apple continued to benefit from product innovation within its phone, tablet and PC franchises, which drove market-share gains. Whole Foods remained a beneficiary of the secular trend toward fresh and organic foods, with strong comparable-store sales, profit margin improvements and accelerating new-store openings. Starbucks' strength was attributable to improving comparable-store sales, brand extensions and increased points of presence (particularly in overseas markets). Individual holdings that detracted the most from performance over the period were Halliburton, NetApp and JDS Uniphase. Halliburton suffered due to concern that global economic growth would cause a pause in energy prices, a key leading indicator for oil services spending. NetApp's weakness was due to anxiety over storage spending by European and government customers due to macro and budgetary pressures (however, as of the fiscal year end, the company had experienced minimal disruption within these markets and continued to gain market share). JDS-Uniphase declined based on a dramatic pause in spending for optical communications equipment, as macro uncertainty triggered budget constraint for key telecom carrier customers and caused component inventories to become excessive within the supply chain.

LargeCap Growth Fund I

Sub-Advisors: Brown Investment Advisory, Inc, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.06%	3.85%	3.00%	3/1/01	12/6/00
	Including Sales Charge	8.06%	3.85%	3.00%
Institutional Shares		9.60%	4.54%	3.83%	12/6/00	-
R-1 Shares		8.73%	3.62%	2.92%	11/1/04	12/6/00
R-2 Shares		8.80%	3.73%	3.06%	12/6/00	-
R-3 Shares		8.95%	3.93%	3.40%	12/6/00	-
R-4 Shares		9.19%	4.13%	3.43%	12/6/00	-
R-5 Shares		9.40%	4.26%	3.59%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive stock selection benefited returns during the period, particularly in the information technology sector. An average 3% underweight to the materials sector also added value, as this sector lagged the Russell 1000 Growth Index. On average, the investment option had a smaller market-cap than the index, which contributed positively to returns. Sector positioning relative to the index detracted from returns, led by an average 3% overweight to the industrial sector, which lagged the index. Negative stock selection in the financial sector detracted from returns as well. Also, the investment option had a lower dividend yield than that of the index, which detracted from performance as investors favored companies with high dividend yields.

LargeCap Growth Fund II

Sub-Advisors: American Century Investment Management, Inc., Montag & Caldwell, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.84%	2.08%	2.86%	3/1/01	12/6/00
	Including Sales Charge	6.84%	2.08%	2.86%
Institutional Shares		8.32%	2.77%	3.63%	12/6/00	-
R-1 Shares		7.46%	1.87%	2.73%	11/1/04	12/6/00
R-2 Shares		7.54%	2.01%	2.86%	12/6/00	-
R-3 Shares		7.65%	2.18%	3.02%	12/6/00	-
R-4 Shares		7.95%	2.39%	3.24%	12/6/00	-
R-5 Shares		8.13%	2.52%	3.36%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the Russell 1000 Growth Index contributed positively to performance, led by an average 1% underweight to the underperforming materials sector. Strong stock selection in the industrial and information technology sectors also added value. Additionally, having a dividend yield that, on average, was higher than that of the index benefited returns, as investors favored stocks with high dividend yields. Stock selection was negative overall, particularly in the energy sector. Also, an average 1% overweight to the health care sector detracted from returns as this sector lagged the index. On average, the investment option had a higher market-cap than the index, which detracted from returns as well.

LargeCap S&P 500 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.49%	-0.43%	2.77%	3/1/01	12/6/00
	Including Sales Charge	6.49%	-0.43%	2.77%
Institutional Shares		7.89%	0.08%	3.45%	3/1/01	12/6/00
R-1 Shares		6.94%	-0.77%	2.55%	11/1/04	12/6/00
R-2 Shares		7.05%	-0.65%	2.70%	12/6/00	-
R-3 Shares		7.31%	-0.46%	2.88%	12/6/00	-
R-4 Shares		7.51%	-0.29%	3.07%	12/6/00	-
R-5 Shares		7.58%	-0.16%	3.23%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 500 Index during the period. Nine of the 10 economic sectors in the index posted positive returns, led by the energy and utilities sectors. On an individual stock basis, Apple Inc., Exxon Mobil Corp. and Chevron Corp. benefited performance for the 12-month period. The materials and financial sectors produced the largest negative impact on portfolio performance. In terms of individual stocks, Bank of America Corp., Hewlett-Packard Co. and Goldman Sachs Group Inc. detracted from fund performance for the 12-month period.

LargeCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	6.72%	-2.91%	2.89%	3/1/01	12/6/00
	Including Sales Charge	5.72%	-2.91%	2.89%
Institutional Shares		7.21%	-2.29%	3.70%	3/1/01	12/6/00
R-1 Shares		6.32%	-3.14%	2.82%	11/1/04	12/6/00
R-2 Shares		6.45%	-3.02%	2.98%	12/6/00	-
R-3 Shares		6.59%	-2.85%	3.13%	12/6/00	-
R-4 Shares		6.80%	-2.66%	3.30%	12/6/00	-
R-5 Shares		6.99%	-2.54%	3.46%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

During the 12-month period, the portfolio benefited from investors' preference for stocks with rising investor expectations, improving business fundamentals, sustainable competitive advantages and attractive relative valuations. Sectors producing the greatest overall returns were energy, utilities and health care. Stock selections in the financial, consumer discretionary and materials sectors benefited the portfolio the most. Underweight positions in Bank of America, Citigroup and Goldman Sachs added to results; these companies struggled as the broader market sold off and financials were hit due to new investor concerns. Stock selections in the consumer staples, industrial and information technology sectors detracted from portfolio performance. Stocks having the greatest negative impact on the portfolio during the period included Occidental Petroleum, Cisco Systems and MetLife.

LargeCap Value Fund I

Sub-Advisors: Herndon Capital Management, LLC, Principal Management Corporation, and Thompson, Siegel, & Walmsley, LLC

Average Annual Total Returns* as of October 31, 2011
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	5.21%	-3.12%	2.51%	6/1/04	-
R-1 Shares	4.24%	-3.96%	1.61%	11/1/04	6/1/04
R-2 Shares	4.53%	-3.82%	1.74%	6/1/04	-
R-3 Shares	4.65%	-3.65%	1.94%	6/1/04	-
R-4 Shares	4.86%	-3.47%	2.12%	6/1/04	-
R-5 Shares	5.06%	-3.34%	2.26%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive stock selection during the 12-month period benefited returns, particularly in the consumer staples sector. Sector positioning relative to the index also added to returns; an average 4% underweight to the struggling financial sector was the largest contributor. The investment option had a higher price-to-book ratio than that of the index, which contributed positively to returns as well. Negative stock selection in the health care sector detracted from returns. An average 3% underweight to the consumer staples sector also detracted, as this traditionally defensive sector performed well during the period. Additionally, the investment option had a higher market-cap than that of the index, which hindered returns.

LargeCap Value Fund III

Sub-Advisors: AllianceBernstein LP, Principal Management Corporation, and Westwood Management Corporation.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	2.71%	-5.51%	1.81%	3/1/01	12/6/00
	Including Sales Charge	1.71%	-5.51%	1.81%
Institutional Shares		3.16%	-4.96%	2.55%	12/6/00	-
R-1 Shares		2.22%	-5.79%	1.64%	11/1/04	12/6/00
R-2 Shares		2.43%	-5.66%	1.79%	12/6/00	-
R-3 Shares		2.67%	-5.49%	2.20%	12/6/00	-
R-4 Shares		2.74%	-5.32%	2.15%	12/6/00	-
R-5 Shares		2.86%	-5.21%	2.29%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the Russell 1000 Value Index (specifically, an average 7% underweight to the struggling financial sector) contributed positively during the period. In addition, stock selection was positive in the financial sector, aiding relative performance; underweights to both Goldman Sachs Group Inc. and Bank of America Corp. were beneficial. A higher price-to-book ratio than the index also added value as deeply discounted stocks (as measured by price-to-book ratio) were out of favor during the period. Stock selection was negative overall, particularly in the energy sector. Although sector positioning relative to the index was positive overall, there were areas where it detracted from performance (for example, the investment option's average 2% underweight to the utilities sector, which posted strong returns during the period). The investment option's market cap, on average, was higher than that of the index, which hindered returns as well.

MidCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	12.97%	5.02%	8.62%	3/1/01	12/6/00
	Including Sales Charge	11.97%	5.02%	8.62%
Institutional Shares		13.48%	5.61%	9.44%	3/1/01	12/6/00
R-1 Shares		12.57%	4.71%	8.44%	11/1/04	12/6/00
R-2 Shares		12.66%	4.86%	8.58%	12/6/00	-
R-3 Shares		12.85%	5.05%	8.79%	12/6/00	-
R-4 Shares		13.08%	5.25%	9.09%	12/6/00	-
R-5 Shares		13.34%	5.38%	9.11%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from owning diversified media company Liberty Media Corporation (Capital); Liberty's 40% equity investment in Sirius XM Radio was a resounding success and contributed to the 34% increase in Liberty's stock price over the 12-month period. The portfolio also benefited from owning O'Reilly Automotive (a leader in the auto parts aftermarket serving consumers and professional mechanics); O'Reilly benefited from a strong auto parts aftermarket and the integration of recent acquisition CSK Auto. (O'Reilly was up 30% over the period.) Iron Mountain Incorporated (the largest document storage company) benefited the portfolio as well; the stock was up 46% over the period due to proposals from a large investor that the market believed could create significant value for shareholders if adopted. SAIC Inc. detracted from the portfolio; the company (which provides solutions to national security, energy, environment and health care government agencies) declined 20% over the period due to a slowdown in government contracting. CIT Group (a commercial finance company catering to small-to-mid-market businesses) was down 20% due to pressures from the low-interest-rate environment. Telephone & Data Systems (a regional wire-line telephone operator having an 83% ownership interest in wireless operator US Cellular) was down 29% over the period due to a decline in subscribers at US Cellular.

MidCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.17%	3.94%	3.03%	3/1/01	12/6/00
	Including Sales Charge	9.17%	3.94%	3.03%
Institutional Shares		10.70%	4.67%	3.91%	3/1/01	12/6/00
R-1 Shares		9.66%	3.77%	3.00%	11/1/04	12/6/00
R-2 Shares		9.97%	3.91%	3.13%	12/6/00	-
R-3 Shares		10.04%	4.10%	3.33%	12/6/00	-
R-4 Shares		10.29%	4.30%	3.51%	12/6/00	-
R-5 Shares		10.43%	4.42%	3.66%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Over the 12-month period, individual holdings that contributed the most to portfolio performance were Under Armour, Alexion and Whole Foods Market. Under Armour (a designer of branded athletic performance apparel and accessories) increased as it benefited from several powerful new product cycles, and the company gained market share. Alexion (a biotechnology company that sells a drug named Soliris for a genetic blood disorder called PNH) rose due to financial results that continued to exceed forecasts as the drug reached new markets and its patient base grew through longer survival rates. Whole Foods Market (a high-end supermarket chain) gained as healthy living trends and a differentiated shopping experience, combined with better economic conditions for its core higher-income customers, enabled the company to gain market share. Individual holdings that detracted the most from performance over the period were McDermott, Patterson-UTI Energy and DeVry. McDermott (an engineering and construction company) fell (despite a significant increase in bidding activity) due to weaker profit margins that caused financial results to disappoint investors. Patterson-UTI Energy (a provider of services to exploration and production companies) declined due to fears that land-drilling activity would collapse as a result of economic weakness and lower oil prices. Although DeVry (a post-secondary education company) had successfully resisted the regulatory and economic pressures that bedeviled many of its competitors, the firm finally succumbed just as the environment seemed to be improving.

MidCap Growth Fund III

Sub-Advisors: Jacobs Levy Equity Management, Inc, Mellon Capital Management Corporation, Principal Management Corporation, and Turner Investment Partners, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.09%	3.41%	5.59%	3/1/01	12/6/00
	Including Sales Charge	9.09%	3.41%	5.59%
Institutional Shares		10.66%	4.02%	6.39%	3/1/01	12/6/00
R-1 Shares		9.70%	3.15%	5.62%	11/1/04	12/6/00
R-2 Shares		9.77%	3.28%	5.60%	12/6/00	-
R-3 Shares		9.97%	3.43%	5.93%	12/6/00	-
R-4 Shares		10.24%	3.64%	5.99%	12/6/00	-
R-5 Shares		10.38%	3.77%	6.17%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection benefited returns during the period, particularly in the consumer staples sector. An average 1% underweight to the telecommunication services sector also added value, as this was the worst-performing sector in the index. Additionally, the investment option had a higher beta than the index, which aided returns. Sector positioning relative to the index detracted from returns, led by an average 4% overweight to the information technology sector. Negative stock selection in the energy sector detracted as well. Also, the investment option had, on average, a lower price-to-book ratio than the index, which hindered returns.

MidCap S&P 400 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.81%	3.17%	7.28%	3/1/01	12/6/00
	Including Sales Charge	6.81%	3.17%	7.28%
Institutional Shares		8.35%	3.81%	8.11%	3/1/01	12/6/00
R-1 Shares		7.43%	2.92%	7.19%	11/1/04	12/6/00
R-2 Shares		7.55%	3.04%	7.31%	12/6/00	-
R-3 Shares		7.68%	3.22%	7.52%	12/6/00	-
R-4 Shares		7.94%	3.43%	7.70%	12/6/00	-
R-5 Shares		8.08%	3.56%	7.85%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 400 Index over the 12-month period. Eight of the 10 economic sectors in the index posted positive returns, led by the consumer staples and consumer discretionary sectors. Varian Semiconductor Equipment Associates Inc., Southern Union Co. and Green Mountain Coffee Roasters Inc. were top contributors to portfolio performance. The telecommunication services and financial sectors recorded the largest negative returns. Cree Inc., New York Community Bancorp Inc. and HollyFrontier Corp. were main detractors from portfolio performance for the period.

MidCap Value Fund I

Sub-Advisors: Goldman Sachs Asset Management, LP, Los Angeles Capital Management and Equity Research, Inc, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	3.99%	1.16%	6.52%	3/2/09	12/29/03
	Including Sales Charge	2.99%	1.16%	6.52%
Institutional Shares		4.49%	1.82%	7.21%	12/29/03	-
R-1 Shares		3.59%	0.95%	6.29%	11/1/04	12/29/03
R-2 Shares		3.79%	1.09%	6.43%	6/1/04	12/29/03
R-3 Shares		3.95%	1.25%	6.61%	6/1/04	12/29/03
R-4 Shares		4.04%	1.44%	6.80%	6/1/04	12/29/03
R-5 Shares		4.26%	1.57%	6.94%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the Russell Midcap Value Index benefited returns during the period. An average 1% underweight to the financial sector aided results as this sector struggled. Positive stock selection in the information technology sector contributed positively to returns. Also, having a higher price-to-book ratio added to relative performance during the period. Stock selection was negative overall, with the weakest selections occurring in the telecommunication services sector, where an out-of-index holding in Sprint Nextel Corp. detracted from returns. An average 1% overweight to the information technology sector detracted from results as this was the worst-performing sector in the index. Also, the investment option had a lower dividend yield than the index, which hindered returns.

MidCap Value Fund III

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.37%	0.48%	6.50%	3/1/01	12/6/00
	Including Sales Charge	6.37%	0.48%	6.50%
Institutional Shares		7.86%	1.10%	7.54%	3/1/01	12/6/00
R-1 Shares		6.88%	0.16%	6.33%	11/1/04	12/6/00
R-2 Shares		6.97%	0.30%	6.51%	12/6/00	-
R-3 Shares		7.23%	0.50%	6.67%	12/6/00	-
R-4 Shares		7.46%	0.68%	6.77%	12/6/00	-
R-5 Shares		7.52%	0.79%	6.91%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection during the period benefited returns, particularly in the health care and financial sectors. An average 1% underweight to the telecommunication services sector added to returns, as this was the weakest-performing sector in the index. Also, the portfolio had a higher price-to-book ratio than the index, which aided returns as deep value stocks (as measured by price-to-book ratios) were out of favor during the period. Sector positioning relative to the index detracted from returns, led by an average 2% underweight to the utilities sector (which posted the strongest returns in the index). Also, negative stock selection in the energy sector detracted from returns. Additionally, the investment option had a higher market-cap than the index, which detracted from returns.

Principal Capital Appreciation Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	7.15%	2.24%	6.25%	6/7/99	11/24/86
R-1 Shares	6.22%	1.30%	5.32%	3/1/10	11/24/86
R-2 Shares	6.41%	1.43%	5.46%	3/1/10	11/24/86
R-3 Shares	6.59%	1.62%	5.65%	3/1/10	11/24/86
R-4 Shares	6.80%	1.79%	5.82%	3/1/10	11/24/86
R-5 Shares	6.91%	1.87%	5.87%	3/1/10	11/24/86

What contributed to or detracted from Fund performance during the fiscal year?

Consumer discretionary companies aided performance during the 12-month period as companies such as Starbucks and Amazon.com continued to benefit from the economic recovery. An underweight to the troubled financial sector aided relative performance as the sector (particularly large money-center banks) lagged the broad market. Finally, stock selection within health care aided performance; Allergan bolstered returns as the company continued to dominate the eye business and the uses for Botox expanded. Stock selection within the energy sector detracted from performance, as oil prices were volatile and natural gas underperformed. Another detractor was the information technology sector, where many of the "old-line" names (such as Hewlett Packard and Cisco) underperformed. Finally, the portfolio's stock selection within utilities hindered results.

Principal LifeTime 2010 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.10%	0.94%	4.22%	6/15/01	3/1/01
	Including Sales Charge	3.10%	0.94%	4.22%
Institutional Shares		4.52%	1.39%	4.85%	3/1/01	-
R-1 Shares		3.63%	0.50%	3.93%	11/1/04	3/1/01
R-2 Shares		3.70%	0.63%	4.06%	3/1/01	-
R-3 Shares		3.95%	0.82%	4.26%	3/1/01	-
R-4 Shares		4.09%	1.01%	4.45%	3/1/01	-
R-5 Shares		4.16%	1.12%	4.57%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2015 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	4.22%	1.51%	2/29/08
R-1 Shares	3.22%	0.49%	2/29/08
R-2 Shares	3.42%	0.65%	2/29/08
R-3 Shares	3.62%	0.80%	2/29/08
R-4 Shares	3.84%	1.03%	2/29/08
R-5 Shares	3.92%	1.13%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2020 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.45%	0.53%	4.51%	6/15/01	3/1/01
	Including Sales Charge	2.45%	0.53%	4.51%
Institutional Shares		3.76%	0.98%	5.14%	3/1/01	-
R-1 Shares		2.93%	0.11%	4.23%	11/1/04	3/1/01
R-2 Shares		3.05%	0.24%	4.35%	3/1/01	-
R-3 Shares		3.32%	0.43%	4.55%	3/1/01	-
R-4 Shares		3.44%	0.61%	4.74%	3/1/01	-
R-5 Shares		3.61%	0.74%	4.87%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2025 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	3.72%	0.61%	2/29/08
R-1 Shares	2.81%	-0.28%	2/29/08
R-2 Shares	3.02%	-0.13%	2/29/08
R-3 Shares	3.22%	0.01%	2/29/08
R-4 Shares	3.33%	0.23%	2/29/08
R-5 Shares	3.53%	0.36%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2030 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.34%	0.15%	4.37%	6/15/01	3/1/01
	Including Sales Charge	2.34%	0.15%	4.37%
Institutional Shares		3.66%	0.63%	5.04%	3/1/01	-
R-1 Shares		2.85%	-0.23%	4.13%	11/1/04	3/1/01
R-2 Shares		2.94%	-0.11%	4.26%	3/1/01	-
R-3 Shares		3.21%	0.08%	4.47%	3/1/01	-
R-4 Shares		3.33%	0.26%	4.83%	3/1/01	-
R-5 Shares		3.42%	0.39%	4.77%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2035 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	3.48%	0.08%	2/29/08
R-1 Shares	2.68%	-0.74%	2/29/08
R-2 Shares	2.89%	-0.63%	2/29/08
R-3 Shares	2.95%	-0.46%	2/29/08
R-4 Shares	3.20%	-0.27%	2/29/08
R-5 Shares	3.29%	-0.13%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2040 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-YEar		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.03%	-0.31%	4.07%	6/15/01	3/1/01
	Including Sales Charge	2.03%	-0.31%	4.07%
Institutional Shares		3.46%	0.21%	4.82%	3/1/01	-
R-1 Shares		2.51%	-0.66%	3.90%	11/1/04	3/1/01
R-2 Shares		2.68%	-0.54%	4.06%	3/1/01	-
R-3 Shares		2.94%	-0.35%	4.24%	3/1/01	-
R-4 Shares		3.06%	-0.16%	4.42%	3/1/01	-
R-5 Shares		3.24%	-0.05%	4.56%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2045 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	3.57%	-0.22%	2/29/08
R-1 Shares	2.53%	-1.17%	2/29/08
R-2 Shares	2.73%	-1.03%	2/29/08
R-3 Shares	2.96%	-0.87%	2/29/08
R-4 Shares	3.10%	-0.68%	2/29/08
R-5 Shares	3.19%	-0.56%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2050 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	2.74%	-0.66%	3.78%	6/15/01	3/1/01
	Including Sales Charge	1.74%	-0.66%	3.78%
Institutional Shares		3.30%	-0.03%	4.69%	3/1/01	-
R-1 Shares		2.38%	-0.91%	3.77%	11/1/04	3/1/01
R-2 Shares		2.52%	-0.78%	3.91%	3/1/01	-
R-3 Shares		2.79%	-0.58%	4.10%	3/1/01	-
R-4 Shares		2.96%	-0.40%	4.30%	3/1/01	-
R-5 Shares		3.08%	-0.28%	4.41%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime 2055 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
	1-Year	Since Inception	Inception Date
Institutional Shares	2.97%	-0.50%	2/29/08
R-1 Shares	2.06%	-1.40%	2/29/08
R-2 Shares	2.16%	-1.27%	2/29/08
R-3 Shares	2.33%	-1.08%	2/29/08
R-4 Shares	2.61%	-0.89%	2/29/08
R-5 Shares	2.80%	-0.76%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Principal LifeTime Strategic Income Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.45%	1.34%	3.90%	6/15/01	3/1/01
	Including Sales Charge	2.45%	1.34%	3.90%
Institutional Shares		3.88%	1.82%	4.58%	3/1/01	-
R-1 Shares		3.00%	0.92%	3.66%	11/1/04	3/1/01
R-2 Shares		3.20%	1.08%	3.83%	3/1/01	-
R-3 Shares		3.30%	1.25%	3.98%	3/1/01	-
R-4 Shares		3.51%	1.46%	4.19%	3/1/01	-
R-5 Shares		3.54%	1.57%	4.33%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.88%	-0.61%	11.81%	3/1/01	12/6/00
	Including Sales Charge	9.88%	-0.61%	11.81%
Institutional Shares		11.39%	0.01%	12.68%	3/1/01	12/6/00
R-1 Shares		10.44%	-0.86%	11.73%	11/1/04	12/6/00
R-2 Shares		10.56%	-0.74%	11.79%	12/6/00	-
R-3 Shares		10.77%	-0.56%	12.07%	12/6/00	-
R-4 Shares		11.02%	-0.36%	12.21%	12/6/00	-
R-5 Shares		11.07%	-0.25%	12.34%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Simon Property Group (the portfolio's largest single stock overweighting) recorded strong index-relative outperformance. This high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within its outlet center portfolio. Stock selection within the office sector (in particular, overweight positions in owners of central business district office buildings) also added value. An overweight position in Boston Properties Inc. strongly contributed to relative performance as the company outperformed the index. Underweighting Corporate Office Properties Trust (a suburban office owner specializing in leasing space to government agencies and defense contractors) aided results as widespread concern over cuts in defense spending and slow-to-lease development projects caused the stock to come under pressure. Overweighting global warehouser Prologis detracted due to material portfolio exposure in Europe as well as aggressive plans for developing new properties in the coming year. The stock came under pressure as investors reexamined their expectations for the company's leasing and development profile. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle detracted; these companies' revenue streams primarily depend on sales/leasing commissions, and because such payments are variable, stock prices of these companies can be volatile during periods of economic uncertainty. Additionally, overweighting hotel owners detracted from index-relative performance. Hotels also are among the most economically sensitive real estate sectors; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.03%	2.53%	4.84%	1/16/07	7/25/96
	Including Sales Charge	3.03%	2.53%	4.84%
Institutional Shares		4.36%	3.22%	5.19%	1/16/07	7/25/96
R-1 Shares		3.48%	2.36%	4.66%	1/16/07	7/25/96
R-2 Shares		3.62%	2.48%	4.79%	1/16/07	7/25/96
R-3 Shares		3.84%	2.67%	4.92%	1/16/07	7/25/96
R-4 Shares		4.01%	2.87%	5.02%	1/16/07	7/25/96
R-5 Shares		4.11%	2.98%	5.07%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. The portfolio's allocation to Treasury Inflation-Protected Securities (TIPS) was another positive factor. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. The core allocation to high-yield securities also detracted; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.82%	3.86%	5.12%	1/16/07	7/25/96
	Including Sales Charge	2.82%	3.86%	5.12%
Institutional Shares		4.08%	4.39%	5.38%	1/16/07	7/25/96
R-1 Shares		3.23%	3.52%	4.88%	1/16/07	7/25/96
R-2 Shares		3.43%	3.67%	5.01%	1/16/07	7/25/96
R-3 Shares		3.57%	3.86%	5.12%	1/16/07	7/25/96
R-4 Shares		3.83%	4.04%	5.21%	1/16/07	7/25/96
R-5 Shares		3.96%	4.16%	5.27%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The portfolio's allocation to Treasury Inflation-Protected Securities (TIPS) was a positive factor for the 12-month period. Additionally, the portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among preferred securities also benefited performance. The portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Also, as government securities were particularly strong during the period, the portfolio's underweight of that asset class was a negative factor. The core allocation to high-yield securities detracted as well; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.10%	1.10%	4.40%	1/16/07	7/25/96
	Including Sales Charge	3.10%	1.10%	4.40%
Institutional Shares		4.51%	1.63%	4.68%	1/16/07	7/25/96
R-1 Shares		3.52%	0.77%	4.14%	1/16/07	7/25/96
R-2 Shares		3.67%	0.90%	4.28%	1/16/07	7/25/96
R-3 Shares		3.86%	1.08%	4.39%	1/16/07	7/25/96
R-4 Shares		4.14%	1.28%	4.49%	1/16/07	7/25/96
R-5 Shares		4.23%	1.39%	4.55%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. Also, security selection among mid-cap stocks was a positive factor, as the portfolio's mid-cap holdings outperformed their benchmark. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Security selection among small-cap value stocks was another negative factor, as these holdings underperformed their benchmark.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.61%	4.43%	4.93%	1/16/07	7/25/96
	Including Sales Charge	2.61%	4.43%	4.93%
Institutional Shares		3.96%	5.00%	5.22%	1/16/07	7/25/96
R-1 Shares		3.02%	4.10%	4.69%	1/16/07	7/25/96
R-2 Shares		3.16%	4.26%	4.83%	1/16/07	7/25/96
R-3 Shares		3.35%	4.44%	4.94%	1/16/07	7/25/96
R-4 Shares		3.62%	4.63%	5.04%	1/16/07	7/25/96
R-5 Shares		3.74%	4.76%	5.10%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Security selection among preferred securities was a positive contributor for the 12-month period. The portfolio's allocation to real estate investment trusts (REITs) also was a positive factor, as REITs outperformed other equities. Additionally, the portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the period. As government securities were particularly strong during the period, the portfolio's underweight of that asset class was a negative factor. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. The core allocation to high-yield securities was another negative factor; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.03%	0.12%	3.99%	1/16/07	7/25/96
	Including Sales Charge	3.03%	0.12%	3.99%
Institutional Shares		4.40%	0.63%	4.26%	1/16/07	7/25/96
R-1 Shares		3.49%	-0.22%	3.76%	1/16/07	7/25/96
R-2 Shares		3.66%	-0.07%	3.89%	1/16/07	7/25/96
R-3 Shares		3.81%	0.09%	3.98%	1/16/07	7/25/96
R-4 Shares		4.04%	0.28%	4.07%	1/16/07	7/25/96
R-5 Shares		4.10%	0.39%	4.13%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. Also, security selection among mid-cap stocks was a positive factor, as the portfolio's mid-cap holdings outperformed their benchmark. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Security selection among small-cap value stocks was another negative factor, as these holdings underperformed their benchmark.

Short-Term Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	0.43%	3.82%	3.39%	7/12/10	11/1/93
	Including Sales Charge	-0.55%	3.82%	3.39%
Institutional Shares		1.05%	4.40%	3.94%	7/25/96	-
R-1 Shares		0.14%	3.57%	3.14%	7/12/10	11/1/93
R-2 Shares		0.26%	3.70%	3.27%	7/12/10	11/1/93
R-3 Shares		0.45%	3.89%	3.46%	7/12/10	11/1/93
R-4 Shares		0.73%	4.04%	3.61%	7/12/10	11/1/93
R-5 Shares		0.77%	4.05%	3.61%	7/12/10	11/1/93

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's allocation to non-agency collateralized mortgage obligations aided relative performance as this sector outpaced the broad corporate market. Also, the portfolio's allocation to energy benefited performance because commodity prices remained high during most of the period. Finally, the portfolio's underweight to foreign agency bonds benefited the portfolio; this sector was negatively impacted by the uncertainty in Europe. The top detractor to portfolio performance was security selection in the banking sector, where large banks were beset by problems on multiple fronts. Additionally, the portfolio's out-of-benchmark positions in asset-backed securities hindered performance; selling by the Federal Reserve and investors' flight to quality drove down prices. Finally, security selection in the utilities sector detracted from returns as certain higher-quality names underperformed the market.

SmallCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	6.07%	-0.96%	5.61%	3/1/01	12/6/00
	Including Sales Charge	5.07%	-0.96%	5.61%
Institutional Shares		6.51%	-0.49%	6.30%	3/1/01	12/6/00
R-1 Shares		5.63%	-1.34%	5.39%	11/1/04	12/6/00
R-2 Shares		5.79%	-1.22%	5.54%	12/6/00	-
R-3 Shares		6.00%	-1.03%	5.71%	12/6/00	-
R-4 Shares		6.19%	-0.85%	5.92%	12/6/00	-
R-5 Shares		6.28%	-0.75%	6.04%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary and information technology sectors contributed positively. Within consumer discretionary, strength came from the portfolio's holdings in specialty retailers that focus on cost-conscious solutions for consumers. Additional strength in the consumer discretionary sector was provided by the portfolio's holdings in Polaris Industries; the firm's off-road vehicles continued to dominate that market. Among information technology holdings, Liquidity Services was the largest contributor to performance; shares of this business-to-business website reported solid results throughout the period, and the firm announced an attractive acquisition. Stock selection in the health care and energy sectors detracted. Portfolio holdings in biotech and pharmaceuticals lagged due to disappointing product announcements, while companies in the home health care industry were negatively impacted by concerns about reduced Medicare reimbursement rates. Home health care provider Gentiva Health Services and hospital operator HealthSouth detracted, as the federal government's debt ceiling crisis and passage of the Budget Control Act increased the likelihood of lower Medicare reimbursements in the future as a consequence of reduced government spending. Within energy, the portfolio primarily held oil-related companies, which were especially weak due to the recent decline in oil prices and weather-related delays in exploration work.

SmallCap Growth Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.25%	-0.80%	2.57%	3/1/01	12/6/00
	Including Sales Charge	6.25%	-0.80%	2.57%
Institutional Shares		8.25%	-0.05%	3.41%	3/1/01	12/6/00
R-1 Shares		6.87%	-1.00%	2.47%	11/1/04	12/6/00
R-2 Shares		6.87%	-0.89%	2.62%	12/6/00	-
R-3 Shares		7.03%	-0.73%	2.78%	12/6/00	-
R-4 Shares		7.39%	-0.52%	3.02%	12/6/00	-
R-5 Shares		7.45%	-0.39%	3.13%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the information technology, telecommunications and financial sectors contributed positively. Within information technology, Liquidity Services aided results; shares of this business-to-business website reported solid results throughout the period, and the company announced an attractive acquisition. Within the consumer discretionary sector, the portfolio's holdings in footwear retailers Finish Line and DSW reported strong results on healthy consumer demand. Within financials, MarketAxess Holdings was the largest contributor; shares of this electronic fixed-income trading firm continued to show market-share gains and better-than-expected trading volumes throughout the period. Stock selection in the health care and energy sectors detracted. Within health care, portfolio holdings in biotech and pharmaceuticals companies lagged due to disappointing product announcements. Holdings in home health care provider Gentiva Health Services and hospital operator HealthSouth were negatively impacted by concerns about reduced Medicare reimbursement rates due to the debt ceiling crisis, corresponding Budget Control Act and reduced government spending. Within energy, oil-related companies were weak due to the recent decline in oil prices and weather-related delays in exploration work.

SmallCap Growth Fund I

Sub-Advisors: AllianceBernstein, LP, Brown Investment Advisory, Inc, Columbus Circle Investors, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	12.47%	4.33%	4.36%	3/1/01	12/6/00
	Including Sales Charge	11.47%	4.33%	4.36%
Institutional Shares		13.20%	5.18%	5.28%	12/6/00	-
R-1 Shares		12.18%	4.29%	4.37%	11/1/04	12/6/00
R-2 Shares		12.35%	4.44%	4.51%	12/6/00	-
R-3 Shares		12.65%	4.65%	4.72%	12/6/00	-
R-4 Shares		12.72%	4.81%	4.90%	12/6/00	-
R-5 Shares		12.94%	4.93%	5.07%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection boosted performance relative to the Russell 2000 Growth Index, particularly in information technology, where overweights to RightNow Technologies and NetLogic Microsystems were rewarded. Security selection within consumer discretionary also was beneficial due to overweights to Ulta Cosmetics and Select Comfort. An overweight to energy early in the period when it performed well was beneficial; the portfolio was underweight by the summer of 2011 when energy sold off considerably. Stock selection within energy also was favorable due to out-of-index exposures to Cabot Oil & Gas and SM Energy. Relative to the index, having a higher strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) and a lower exposure to the most volatile stocks within the index were additional positives. Stock selection within financials hindered results, due in part to an out-of-index exposure to the boutique investment bank Greenhill & Co. and an overweight to KBW, Inc. Relative to the index, having a lower beta profile (meaning the portfolio was poised to capture less upside than the market) detracted from performance, as did having a lower exposure to dividend-yielding stocks, which were in favor.

SmallCap Growth Fund II

Sub-Advisors: Emerald Advisers, Inc, Essex Investment Management Company, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.07%	-0.63%	4.30%	3/1/01	12/6/00
	Including Sales Charge	6.07%	-0.63%	4.30%
Institutional Shares		7.70%	0.05%	5.18%	12/6/00	-
R-1 Shares		6.64%	-0.82%	4.27%	11/1/04	12/6/00
R-2 Shares		6.88%	-0.70%	4.33%	12/6/00	-
R-3 Shares		7.08%	-0.51%	4.60%	12/6/00	-
R-4 Shares		7.23%	-0.31%	4.77%	12/6/00	-
R-5 Shares		7.25%	-0.23%	4.90%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Selection within materials benefited performance relative to the Russell 2000 Growth Index, due in part to an overweight to New Market Corp. Security selection within consumer discretionary also was helpful, due to successful overweights to Ulta Salon Cosmetics & Fragrance and Hibbett Sports. Relative to the index, having a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) was an additional positive. The portfolio experienced negative stock selection within information technology (an overweight to IntraLinks and an untimely exit from Radiant Systems were detrimental) as well as in industrials, where an out-of-index exposure to JA Solar Holdings and overweights to American Superconductor and KForce were not rewarded. An overweight to the most volatile stocks within the index also hindered results. The portfolio's lower price-to-book profile (reflecting a less-growth-oriented bias than the index) was an additional detractor.

SmallCap S&P 600 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.67%	1.30%	7.24%	3/1/01	12/6/00
	Including Sales Charge	8.67%	1.30%	7.24%
Institutional Shares		10.25%	1.95%	8.10%	3/1/01	12/6/00
R-1 Shares		9.26%	1.07%	7.17%	11/1/04	12/6/00
R-2 Shares		9.39%	1.21%	7.33%	12/6/00	-
R-3 Shares		9.66%	1.39%	7.50%	12/6/00	-
R-4 Shares		9.79%	1.58%	7.71%	12/6/00	-
R-5 Shares		10.02%	1.71%	7.84%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 600 Index for the 12-month period. Nine of the 10 economic sectors in the index posted positive returns, with the energy and health care sectors providing the largest positive returns. Crocs Inc., Ezcorp Inc. and Diamond Foods Inc. were top contributors to portfolio performance for the period. The telecommunication services and materials sectors recorded the largest negative returns during the period. Kindred Healthcare Inc., NetScout Systems Inc. and A.O. Smith Corp. detracted the most from portfolio performance.

SmallCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	2.11%	-3.28%	6.63%	3/1/01	12/6/00
	Including Sales Charge	1.11%	-3.28%	6.63%
Institutional Shares		2.55%	-2.71%	7.43%	3/1/01	12/6/00
R-1 Shares		1.74%	-3.53%	6.49%	11/1/04	12/6/00
R-2 Shares		1.88%	-3.40%	6.64%	12/6/00	-
R-3 Shares		2.03%	-3.23%	6.82%	12/6/00	-
R-4 Shares		2.26%	-3.05%	7.03%	12/6/00	-
R-5 Shares		2.36%	-2.93%	7.16%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary, industrial and information technology sectors contributed positively over the 12-month period. Within consumer discretionary, holdings of several retail companies experiencing better operational performance via improved sales and stronger balance sheets enhanced returns. In industrials, the portfolio's sole airline holding, Alaska Air Group, posted strong operating results amid disappointments from other carriers; as a result, shares of Alaska Air were up nearly 26% while the benchmark's airlines were down over 20%. In the information technology sector, RF Micro Devices was the largest positive contributor; this semiconductor company saw resurgence in demand for its smartphone components. Stock selection in the materials and financial sectors detracted most from performance during the 12-month period. Within materials, portfolio holdings in the chemicals industry lagged as higher raw materials costs squeezed profit margins and earnings; in the financial sector, holdings in real estate investment trusts (REITs) detracted. Among REIT holdings, underperformance was attributable to the reversal of several cyclical groups (most notably, lodging REITs) as renewed recession fears fueled a sell-off. Underperformance also occurred in the energy sector, caused primarily by the portfolio's underweight to this sector when it was producing exceptionally strong returns.

SmallCap Value Fund II

Sub-Advisors: Dimensional Fund Advisors, LP, Los Angeles Capital Management and Equity Research, Inc, Principal Management Corporation, and Vaughan Nelson Investment Management, LP.

Average Annual Total Returns* as of October 31, 2011
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	4.20%	-2.03%	3.57%	3/2/09	6/1/04
	Including Sales Charge	3.20%	-2.03%	3.57%
Institutional Shares		4.93%	-1.18%	4.46%	6/1/04	-
R-1 Shares		3.95%	-2.06%	3.56%	11/1/04	6/1/04
R-2 Shares		4.12%	-1.91%	3.68%	6/1/04	-
R-3 Shares		4.29%	-1.75%	3.87%	6/1/04	-
R-4 Shares		4.53%	-1.57%	4.06%	6/1/04	-
R-5 Shares		4.63%	-1.46%	4.19%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection within consumer discretionary enhanced performance relative to the Russell 2000 Value Index. An overweight to Dillard's and an out-of-index exposure to Aaron's were particularly helpful. An overweight to energy was a further positive, as was favorable security selection within the sector; out-of-index exposures to energy companies such as Frontier Oil, Brigham Exploration and Oil States International were the primary contributors. As compared to the index, having a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) was beneficial as well. An underweight to the utilities sector hampered results as this defensive sector performed well. Performance also was moderated by security selection within financials, where an out-of-index exposure to Hanover Insurance hurt returns, as did an underweight to Post Properties and an overweight to MF Global Holdings. An underweight to dividend-yielding stocks and an overweight to the most volatile stocks in the index were further detractors.

Glossary

Barclays Capital AAA CMBS Index:

Includes all AAA-rated CMBS securities that are ERISA eligible under the underwriter’s exemption that meet certain liquidity and maturity requirements.

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Dollar Emerging Markets Bond Index

Includes USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. Countries must have a maximum sovereign rating of Baa1/BBB+/BBB+ as determined by the middle of Moody’s, S&P, and Fitch long-term foreign currency debt ratings to qualify for country inclusion. Sovereigns, agencies, local issues, and corporate debt are permitted.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays Capital U.S. Corp High Yield 2% Issuer Capped Index

An unmanaged in ex comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. Tier I Capital Securities Index:

Tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

FTSE EPRA/NAREIT Developed Index:

Designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

Composed of 35% Barclays Capital U.S. High Yield 2% Issuer Capped Index, 25% blend of 65% Bof A Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Securities Index, 11% blend of 75% FTSE EPRA/NAREIT Developed Index and 25% Barclays Capital AAA CMBS Index, 12% Barclays Capital U.S. Dollar Emerging Markets Bond Index, 7% MSCI World Value Index, and 10% Tortoise Midstream MLP Index.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Glossary

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Global Real Estate Category Average:

These funds invest primarily in non-U.S. real estate securities, but may also include U.S. real estate securities. Such securities include debt and equity securities, convertible securities, and securities issued by Real Estate Investment Trusts (REITs). At least 40 percent of the fund’s holdings must be non-U.S. securities.

Morningstar High Yield Bond Category Average:

High-yield bond portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Morningstar Inflation-Protected Bond Category Average:

Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Glossary

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations. Morningstar Large Blend Category Average: An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Mid-Cap Growth Category Average:

Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Mid-Cap Value Category Average:

Some mid-cap value portfolios focus on medium-size companies while others land here because they own a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category Average:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Glossary

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Specialty — Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Target-Date 2000–2010 Category Average:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2011–2015 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2011–2015) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2016–2020 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2021–2025 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2021–2025) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2026–2030 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2031–2035 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2031–2035) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2036–2040 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2041–2045 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2041–2045) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2050+ Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2050 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar World Allocation Category Average:

World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2015 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2015 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2025 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2025 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2035 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2035 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2045 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2045 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Glossary

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2055 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2055 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Growth Index:

Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index:

Measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P MidCap 400 Index:

A weighted index of the common stocks of 400 mid-sized companies.

Glossary

S&P SmallCap 600 Index:

A small cap index that consists of 600 domestic stocks chosen by market size, liquidity, and industry group representation.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Bond & Mortgage	Core Plus	Diversified
Amounts in thousands, except per share amounts	Securities Fund	Bond Fund I	International Fund
Investment in securities--at cost	$ 2,175,303	$ 3,579,779	$ 2,666,348
Foreign currency--at cost	$ 133	$ 104,959	$ 1,301
Assets
Investment in securities--at value	$ 2,194,515	$ 3,663,517	$ 2,779,378
Foreign currency--at value	132	102,574	1,332
Cash	2,295	–	375
Receivables:
Dividends and interest	14,748	20,525	7,347
Expense reimbursement from Manager	15	–	11
Expense reimbursement from Distributor	26	–	22
Foreign currency contracts	41	10,997	–
Fund shares sold	5,547	357	1,640
Investment securities sold	17,562	6,489	22,385
Swap premiums paid	2,379	1,768	–
Unrealized gain on swap agreements	988	16,819	–
Variation margin on futures contracts	–	2,177	–
Other assets	7	2	5
Prepaid directors' expenses	1	–	–
Total Assets	2,238,256	3,825,225	2,812,495
Liabilities
Accrued management and investment advisory fees	877	1,397	1,640
Accrued administrative service fees	10	4	9
Accrued distribution fees	136	9	155
Accrued service fees	36	15	42
Accrued transfer agent fees	176	17	378
Accrued directors' expenses	–	–	8
Accrued other expenses	26	22	603
Cash overdraft	–	4,267	–
Payables:
Dividends payable	4,984	–	–
Foreign currency contracts	8	21,964	–
Fund shares redeemed	1,413	2,273	1,785
Investment securities purchased	232,817	705,741	31,665
Options and swaptions contracts written (premiums received $0, $6,324 and $0)	–	4,414	–
Short sales (proceeds received $0, $3,163 and $0)	–	3,153	–
Swap premiums received	1,212	17,159	–
Unrealized loss on swap agreements	1,536	9,886	–
Variation margin on futures contracts	–	20	–
Total Liabilities	243,231	770,341	36,285
Net Assets Applicable to Outstanding Shares	$ 1,995,025	$ 3,054,884	$ 2,776,210
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,166,311	$ 2,942,003	$ 3,399,073
Accumulated undistributed (overdistributed) net investment income (loss)	341	72,769	28,781
Accumulated undistributed (overdistributed) net realized gain (loss)	(190,322)	(48,626)	(764,640)
Net unrealized appreciation (depreciation) of investments	18,664	102,221	113,030
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	31	(13,483)	(34)
Total Net Assets	$ 1,995,025	$ 3,054,884	$ 2,776,210
Capital Stock (par value: $.01 a share):
Shares authorized	720,000	580,000	1,010,000
Net Asset Value Per Share:
Class A: Net Assets	$ 130,506	N/A	$ 247,806
Shares Issued and Outstanding	12,280		26,347
Net Asset Value per share	$ 10.63		$ 9.41
Maximum Offering Price	$ 11.04		$ 9.96
Class B: Net Assets	$ 6,636	N/A	$ 11,444
Shares Issued and Outstanding 623 1,222
Net Asset Value per share	$ 10.65(a)		$ 9.36 (a)
Class C: Net Assets	$ 7,106	N/A	$ 10,546
Shares Issued and Outstanding 669 1,124
Net Asset Value per share	$ 10.63 (a)		$ 9.38 (a)
Class J: Net Assets	$ 203,129	N/A	$ 194,184
Shares Issued and Outstanding 19,006 20,849
Net Asset Value per share	$ 10.69 (a)		$ 9.31 (a)
Class P: Net Assets	N/A	N/A	$ 713
Shares Issued and Outstanding			76
Net Asset Value per share			$ 9.38
Institutional: Net Assets	$ 1,478,603	$ 2,982,944	$ 2,101,900
Shares Issued and Outstanding	139,194	268,686	223,708
Net Asset Value per share	$ 10.62	$ 11.10	$ 9.40
R-1: Net Assets	$ 11,158	$ 3,165	$ 8,504
Shares Issued and Outstanding	1,051	288	911
Net Asset Value per share	$ 10.62	$ 11.00	$ 9.33
R-2: Net Assets	$ 20,576	$ 8,343	$ 15,277
Shares Issued and Outstanding	1,954	758	1,643
Net Asset Value per share	$ 10.53	$ 11.01	$ 9.30
R-3: Net Assets	$ 41,063	$ 22,367	$ 61,344
Shares Issued and Outstanding	3,885	2,027	6,559
Net Asset Value per share	$ 10.57	$ 11.03	$ 9.35
R-4: Net Assets	$ 32,495	$ 11,005	$ 43,879
Shares Issued and Outstanding	3,025	992	4,624
Net Asset Value per share	$ 10.74	$ 11.09	$ 9.49
R-5: Net Assets	$ 63,753	$ 27,060	$ 80,613
Shares Issued and Outstanding	6,026	2,443	8,507
Net Asset Value per share	$ 10.58	$ 11.08	$ 9.48

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

65

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Equity	Global Diversified	Global Real Estate
Amounts in thousands, except per share amounts	Income Fund	Income Fund	Securities Fund
Investment in securities--at cost	$ 2,952,558	$ 2,681,219	$ 268,442
Foreign currency--at cost	$ –	$ 454	$ 2,110
Assets
Investment in securities--at value	$ 3,415,648	$ 2,646,019	$ 261,599
Foreign currency--at value	–	471	2,134
Cash	10	11,222	2,141
Receivables:
Dividends and interest	5,423	39,383	244
Expense reimbursement from Manager	–	–	84
Foreign currency contracts	–	–	455
Fund shares sold	8,424	27,723	233
Investment securities sold	3,385	6,721	11,933
Other assets	1	–	–
Prepaid directors' expenses	–	2	–
Total Assets	3,432,891	2,731,541	278,823
Liabilities
Accrued management and investment advisory fees	1,425	1,673	188
Accrued administrative service fees	3	–	–
Accrued distribution fees	287	792	5
Accrued service fees	13	–	–
Accrued transfer agent fees	477	288	30
Accrued other expenses	17	62	49
Payables:
Dividends payable	–	11,652	–
Foreign currency contracts	–	–	584
Fund shares redeemed	3,505	5,784	30
Investment securities purchased	3,309	13,021	12,015
Total Liabilities	9,036	33,272	12,901
Net Assets Applicable to Outstanding Shares	$ 3,423,855	$ 2,698,269	$ 265,922
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 3,609,255	$ 2,713,880	$ 278,363
Accumulated undistributed (overdistributed) net investment income (loss)	19,926	15,715	515
Accumulated undistributed (overdistributed) net realized gain (loss)	(668,416)	3,862	(5,992)
Net unrealized appreciation (depreciation) of investments	463,090	(35,200)	(6,843)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	12	(121)
Total Net Assets	$ 3,423,855	$ 2,698,269	$ 265,922
Capital Stock (par value: $.01 a share):
Shares authorized	930,000	525,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	$ 607,610	$ 996,753	$ 13,483
Shares Issued and Outstanding	34,580	76,801	2,006
Net Asset Value per share	$ 17.57	$ 12.98	$ 6.72
Maximum Offering Price	$ 18.59	$ 13.49	$ 7.11
Class B: Net Assets	$ 88,409	N/A	N/A
Shares Issued and Outstanding	5,075
Net Asset Value per share	$ 17.42 (a)
Class C: Net Assets	$ 100,409	$ 727,143	$ 2,887
Shares Issued and Outstanding	5,829	56,235	438
Net Asset Value per share	$ 17.22 (a)	$ 12.93(a)	$ 6.59 (a)
Class P: Net Assets	$ 32,417	$ 420,384	$ 3,378
Shares Issued and Outstanding	1,845	32,515	478
Net Asset Value per share	$ 17.57	$ 12.93	$ 7.07
Institutional: Net Assets	$ 2,527,743	$ 553,989	$ 246,174
Shares Issued and Outstanding	143,743	42,820	34,815
Net Asset Value per share	$ 17.59	$ 12.94	$ 7.07
R-1: Net Assets	$ 2,495	N/A	N/A
Shares Issued and Outstanding	142
Net Asset Value per share	$ 17.52
R-2: Net Assets	$ 3,313	N/A	N/A
Shares Issued and Outstanding	189
Net Asset Value per share	$ 17.57
R-3: Net Assets	$ 22,727	N/A	N/A
Shares Issued and Outstanding	1,296
Net Asset Value per share	$ 17.53
R-4: Net Assets	$ 11,013	N/A	N/A
Shares Issued and Outstanding	627
Net Asset Value per share	$ 17.56
R-5: Net Assets	$ 27,719	N/A	N/A
Shares Issued and Outstanding	1,577
Net Asset Value per share	$ 17.58

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

66

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund	High Yield Fund	High Yield Fund I
Investment in securities--at cost	$ 1,781,883	$ 3,486,426	$ 1,607,427
Assets
Investment in securities--at value	$ 1,837,930	$ 3,416,602	$ 1,604,950
Cash	306	17,642	2,724
Receivables:
Dividends and interest	7,793	61,142	33,161
Expense reimbursement from Manager	7	–	–
Expense reimbursement from Distributor	51	–	–
Fund shares sold	6,207	51,844	1,029
Investment securities sold	54,713	13,437	9,227
Unrealized gain on swap agreements	–	1,503	–
Other assets	19	–	–
Prepaid directors' expenses	1	–	–
Total Assets	1,907,027	3,562,170	1,651,091
Liabilities
Accrued management and investment advisory fees	739	1,357	820
Accrued administrative service fees	4	–	–
Accrued distribution fees	226	779	–
Accrued service fees	12	–	–
Accrued transfer agent fees	249	943	5
Accrued directors' expenses	–	2	–
Accrued other expenses	28	108	6
Payables:
Dividends payable	4,449	19,254	–
Fund shares redeemed	2,194	8,914	795
Investment securities purchased	162,591	94,241	16,333
Swap premiums received	–	7,539	–
Total Liabilities	170,492	133,137	17,959
Net Assets Applicable to Outstanding Shares	$ 1,736,535	$ 3,429,033	$ 1,633,132
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,754,648	$ 3,382,700	$ 1,517,864
Accumulated undistributed (overdistributed) net investment income (loss)	(1,142)	1,023	87,120
Accumulated undistributed (overdistributed) net realized gain (loss)	(73,018)	113,655	30,625
Net unrealized appreciation (depreciation) of investments	56,047	(68,321)	(2,477)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	(24)	–
Total Net Assets	$ 1,736,535	$ 3,429,033	$ 1,633,132
Capital Stock (par value: $.01 a share):
Shares authorized	955,000	1,050,000	150,000
Net Asset Value Per Share:
Class A: Net Assets	$ 421,315	$ 1,663,615	N/A
Shares Issued and Outstanding	37,407	215,623
Net Asset Value per share	$ 11.26	$ 7.72
Maximum Offering Price	$ 11.52	$ 8.02
Class B: Net Assets	$ 17,429	$ 52,785	N/A
Shares Issued and Outstanding	1,549	6,806
Net Asset Value per share	$ 11.25 (a)	$ 7.76(a)
Class C: Net Assets	$ 81,404	$ 518,144	N/A
Shares Issued and Outstanding	7,235	66,684
Net Asset Value per share	$ 11.25 (a)	$ 7.77(a)
Class J: Net Assets	$ 123,734	N/A	N/A
Shares Issued and Outstanding	10,973
Net Asset Value per share	$ 11.28 (a)
Class P: Net Assets	$ 13,022	$ 449,834	N/A
Shares Issued and Outstanding	1,154	58,277
Net Asset Value per share	$ 11.28	$ 7.72
Institutional: Net Assets	$ 1,020,836	$ 744,655	$ 1,633,132
Shares Issued and Outstanding	90,603	96,902	147,811
Net Asset Value per share	$ 11.27	$ 7.69	$ 11.05
R-1: Net Assets	$ 3,517	N/A	N/A
Shares Issued and Outstanding	312
Net Asset Value per share	$ 11.27
R-2: Net Assets	$ 7,276	N/A	N/A
Shares Issued and Outstanding	645
Net Asset Value per share	$ 11.27
R-3: Net Assets	$ 20,798	N/A	N/A
Shares Issued and Outstanding	1,845
Net Asset Value per share	$ 11.27
R-4: Net Assets	$ 9,295	N/A	N/A
Shares Issued and Outstanding	825
Net Asset Value per share	$ 11.27
R-5: Net Assets	$ 17,909	N/A	N/A
Shares Issued and Outstanding	1,588
Net Asset Value per share	$ 11.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

67

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

			International
		Inflation	Emerging
Amounts in thousands, except per share amounts	Income Fund	Protection Fund	Markets Fund
Investment in securities--at cost	$ 1,506,141	$ 705,032	$ 1,426,498
Foreign currency--at cost	$ –	$ –	$ 7,646
Assets
Investment in securities--at value	$ 1,586,162	$ 743,348	$ 1,452,340
Foreign currency--at value	–	–	7,676
Cash	14	35,693	218
Receivables:
Dividends and interest	19,006	2,652	1,426
Expense reimbursement from Manager	3	5	8
Expense reimbursement from Distributor	7	2	21
Foreign tax refund	–	–	7
Fund shares sold	8,459	201	1,228
Investment securities sold	–	–	15,619
Unrealized gain on swap agreements	–	470	–
Variation margin on futures contracts	–	416	–
Prepaid directors' expenses	1	–	–
Total Assets	1,613,652	782,787	1,478,543
Liabilities
Accrued management and investment advisory fees	662	269	1,375
Accrued administrative service fees	1	1	6
Accrued distribution fees	149	17	115
Accrued service fees	4	2	21
Accrued transfer agent fees	151	12	217
Accrued directors' expenses	–	1	1
Accrued other expenses	24	5	631
Payables:
Dividends payable	6,334	–	–
Foreign currency contracts	–	18	–
Fund shares redeemed	2,302	757	1,694
Investment securities purchased	5,166	–	16,446
Unrealized loss on swap agreements	–	119	–
Variation margin on futures contracts	–	1,529	–
Total Liabilities	14,793	2,730	20,506
Net Assets Applicable to Outstanding Shares	$ 1,598,859	$ 780,057	$ 1,458,037
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,572,197	$ 794,321	$ 1,497,580
Accumulated undistributed (overdistributed) net investment income (loss)	(8,738)	591	16,943
Accumulated undistributed (overdistributed) net realized gain (loss)	(44,620)	(52,641)	(82,374)
Net unrealized appreciation (depreciation) of investments	80,021	37,804	25,842
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(1)	(18)	46
Total Net Assets	$ 1,598,859	$ 780,057	$ 1,458,037
Capital Stock (par value: $.01 a share):
Shares authorized	980,000	780,000	555,000
Net Asset Value Per Share:
Class A: Net Assets	$ 268,621	$ 30,170	$ 113,266
Shares Issued and Outstanding	28,129	3,467	4,768
Net Asset Value per share	$ 9.55	$ 8.70	$ 23.76
Maximum Offering Price	$ 9.77	$ 9.04	$ 25.14
Class B: Net Assets	$ 19,433	N/A	$ 10,392
Shares Issued and Outstanding	2,027		461
Net Asset Value per share	$ 9.59 (a)		$ 22.52 (a)
Class C: Net Assets	$ 63,548	$ 5,840	$ 12,140
Shares Issued and Outstanding	6,623	678	528
Net Asset Value per share	$ 9.60 (a)	$ 8.61(a)	$ 22.98 (a)
Class J: Net Assets	$ 58,259	$ 13,502	$ 170,695
Shares Issued and Outstanding	6,088	1,577	7,435
Net Asset Value per share	$ 9.57 (a)	$ 8.56(a)	$ 22.96 (a)
Class P: Net Assets	$ 9,474	N/A	$ 1,919
Shares Issued and Outstanding	990		81
Net Asset Value per share	$ 9.57		$ 23.65
Institutional: Net Assets	$ 1,157,481	$ 720,534	$ 1,042,690
Shares Issued and Outstanding	120,923	83,286	44,054
Net Asset Value per share	$ 9.57	$ 8.65	$ 23.67
R-1: Net Assets	$ 415	$ 1,315	$ 6,019
Shares Issued and Outstanding	43	155	258
Net Asset Value per share	$ 9.57	$ 8.51	$ 23.37
R-2: Net Assets	$ 291	$ 1,063	$ 10,638
Shares Issued and Outstanding	30	125	457
Net Asset Value per share	$ 9.58	$ 8.52	$ 23.26
R-3: Net Assets	$ 8,180	$ 4,487	$ 32,869
Shares Issued and Outstanding	854	525	1,406
Net Asset Value per share	$ 9.58	$ 8.55	$ 23.38
R-4: Net Assets	$ 2,835	$ 837	$ 24,222
Shares Issued and Outstanding	296	98	1,027
Net Asset Value per share	$ 9.58	$ 8.58	$ 23.59
R-5: Net Assets	$ 10,322	$ 2,309	$ 33,187
Shares Issued and Outstanding	1,079	268	1,402
Net Asset Value per share	$ 9.57	$ 8.61	$ 23.67

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

68

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	International	International	LargeCap
Amounts in thousands, except per share amounts	Fund I	Value Fund I	Blend Fund II
Investment in securities--at cost	$ 1,201,590	$ 1,342,942	$ 907,808
Foreign currency--at cost	$ 252	$ 419	$ –
Assets
Investment in securities--at value	$ 1,199,068	$ 1,337,059	$ 980,367
Foreign currency--at value	249	419	–
Cash	13,066	14,680	3,641
Receivables:
Dividends and interest	3,186	3,448	1,092
Expense reimbursement from Manager	27	33	14
Expense reimbursement from Distributor	–	–	12
Foreign currency contracts	–	36	–
Fund shares sold	109	244	284
Investment securities sold	14,617	3,011	2,268
Total Assets	1,230,322	1,358,930	987,678
Liabilities
Accrued management and investment advisory fees	1,110	1,202	595
Accrued administrative service fees	3	–	4
Accrued distribution fees	6	–	44
Accrued service fees	8	–	14
Accrued transfer agent fees	17	13	45
Accrued directors' expenses	1	–	3
Accrued other expenses	256	140	20
Payables:
Foreign currency contracts	–	101	–
Fund shares redeemed	856	710	263
Investment securities purchased	15,051	3,668	2,817
Variation margin on futures contracts	2,172	1,905	754
Total Liabilities	19,480	7,739	4,559
Net Assets Applicable to Outstanding Shares	$ 1,210,842	$ 1,351,191	$ 983,119
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,712,364	$ 1,283,129	$ 1,011,821
Accumulated undistributed (overdistributed) net investment income (loss)	15,603	27,824	8,672
Accumulated undistributed (overdistributed) net realized gain (loss)	(517,130)	43,203	(111,616)
Net unrealized appreciation (depreciation) of investments	91	(2,883)	74,242
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(86)	(82)	–
Total Net Assets	$ 1,210,842	$ 1,351,191	$ 983,119
Capital Stock (par value: $.01 a share):
Shares authorized	330,000	200,000	490,000
Net Asset Value Per Share:
Class J: Net Assets	N/A	N/A	$ 95,870
Shares Issued and Outstanding			10,410
Net Asset Value per share			$ 9.21 (a)
Institutional: Net Assets	$ 1,170,084	$ 1,351,191	$ 817,773
Shares Issued and Outstanding	113,489	136,553	86,269
Net Asset Value per share	$ 10.31	$ 9.89	$ 9.48
R-1: Net Assets	$ 4,972	N/A	$ 2,976
Shares Issued and Outstanding	487		317
Net Asset Value per share	$ 10.20		$ 9.40
R-2: Net Assets	$ 5,052	N/A	$ 8,374
Shares Issued and Outstanding	495		896
Net Asset Value per share	$ 10.21		$ 9.35
R-3: Net Assets	$ 10,939	N/A	$ 21,931
Shares Issued and Outstanding	1,070		2,337
Net Asset Value per share	$ 10.22		$ 9.38
R-4: Net Assets	$ 11,057	N/A	$ 14,417
Shares Issued and Outstanding	1,078		1,525
Net Asset Value per share	$ 10.26		$ 9.45
R-5: Net Assets	$ 8,738	N/A	$ 21,778
Shares Issued and Outstanding	850		2,307
Net Asset Value per share	$ 10.28		$ 9.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

69

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	LargeCap	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Growth Fund	Growth Fund I	Growth Fund II
Investment in securities--at cost	$ 1,817,348	$ 2,822,569	$ 944,658
Assets
Investment in securities--at value	$ 2,275,529	$ 3,291,862	$ 1,070,178
Cash	10	19,671	23,985
Receivables:
Dividends and interest	1,611	976	853
Expense reimbursement from Manager	8	43	12
Expense reimbursement from Distributor	5	8	3
Fund shares sold	1,528	374	220
Investment securities sold	4,133	22,465	2,851
Other assets	13	–	–
Total Assets	2,282,837	3,335,399	1,098,102
Liabilities
Accrued management and investment advisory fees	1,181	1,650	830
Accrued administrative service fees	9	7	2
Accrued distribution fees	111	40	14
Accrued service fees	43	44	8
Accrued transfer agent fees	449	45	22
Accrued directors' expenses	–	2	3
Accrued other expenses	40	10	13
Payables:
Fund shares redeemed	1,836	2,691	27
Investment securities purchased	7,619	20,457	9,791
Variation margin on futures contracts	–	2,764	1,351
Total Liabilities	11,288	27,710	12,061
Net Assets Applicable to Outstanding Shares	$ 2,271,549	$ 3,307,689	$ 1,086,041
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,120,604	$ 2,732,139	$ 1,066,099
Accumulated undistributed (overdistributed) net investment income (loss)	2,651	3,426	3,940
Accumulated undistributed (overdistributed) net realized gain (loss)	(309,887)	96,147	(112,362)
Net unrealized appreciation (depreciation) of investments	458,181	475,977	128,364
Total Net Assets	$ 2,271,549	$ 3,307,689	$ 1,086,041
Capital Stock (par value: $.01 a share):
Shares authorized	1,220,000	965,000	670,000
Net Asset Value Per Share:
Class A: Net Assets	$ 294,825	N/A	N/A
Shares Issued and Outstanding	37,466
Net Asset Value per share	$ 7.87
Maximum Offering Price	$ 8.33
Class B: Net Assets	$ 12,220	N/A	N/A
Shares Issued and Outstanding	1,648
Net Asset Value per share	$ 7.42 (a)
Class C: Net Assets	$ 10,769	N/A	N/A
Shares Issued and Outstanding	1,420
Net Asset Value per share	$ 7.58 (a)
Class J: Net Assets	$ 42,949	$ 62,281	$ 27,044
Shares Issued and Outstanding	5,704	7,288	3,551
Net Asset Value per share	$ 7.53 (a)	$ 8.55(a)	$ 7.62 (a)
Class P: Net Assets	$ 1,144	N/A	N/A
Shares Issued and Outstanding	142
Net Asset Value per share	$ 8.06
Institutional: Net Assets	$ 1,699,349	$ 3,025,782	$ 1,019,620
Shares Issued and Outstanding	210,513	319,165	121,506
Net Asset Value per share	$ 8.07	$ 9.48	$ 8.39
R-1: Net Assets	$ 15,012	$ 3,664	$ 1,316
Shares Issued and Outstanding	1,945	409	164
Net Asset Value per share	$ 7.72	$ 8.97	$ 8.04
R-2: Net Assets	$ 9,353	$ 9,498	$ 5,215
Shares Issued and Outstanding	1,203	1,082	668
Net Asset Value per share	$ 7.77	$ 8.78	$ 7.81
R-3: Net Assets	$ 38,490	$ 59,494	$ 9,751
Shares Issued and Outstanding	4,659	6,517	1,226
Net Asset Value per share	$ 8.26	$ 9.13	$ 7.95
R-4: Net Assets	$ 22,675	$ 29,668	$ 7,458
Shares Issued and Outstanding	2,768	3,242	917
Net Asset Value per share	$ 8.19	$ 9.15	$ 8.13
R-5: Net Assets	$ 124,763	$ 117,302	$ 15,637
Shares Issued and Outstanding	15,375	12,604	1,908
Net Asset Value per share	$ 8.11	$ 9.31	$ 8.20

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

70

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	LargeCap S&P 500	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Index Fund	Value Fund	Value Fund I
Investment in securities--at cost	$ 2,038,178	$ 1,440,749	$ 1,938,953
Assets
Investment in securities--at value	$ 2,301,226	$ 1,493,339	$ 1,975,665
Cash	7	10	8,070
Receivables:
Dividends and interest	2,636	1,989	2,290
Expense reimbursement from Manager	1	4	23
Expense reimbursement from Distributor	40	6	–
Fund shares sold	1,597	157	149
Investment securities sold	–	7,996	17,907
Other assets	2	28	–
Total Assets	2,305,509	1,503,529	2,004,104
Liabilities
Accrued management and investment advisory fees	289	521	1,251
Accrued administrative service fees	22	1	1
Accrued distribution fees	193	54	2
Accrued service fees	107	3	3
Accrued transfer agent fees	244	187	1
Accrued directors' expenses	–	–	1
Accrued other expenses	52	18	11
Payables:
Fund shares redeemed	1,504	774	2,958
Investment securities purchased	–	7,861	8,034
Variation margin on futures contracts	1,044	790	1,425
Total Liabilities	3,455	10,209	13,687
Net Assets Applicable to Outstanding Shares	$ 2,302,054	$ 1,493,320	$ 1,990,417
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,273,864	$ 1,563,186	$ 2,124,625
Accumulated undistributed (overdistributed) net investment income (loss)	30,948	15,097	23,179
Accumulated undistributed (overdistributed) net realized gain (loss)	(266,243)	(138,820)	(196,809)
Net unrealized appreciation (depreciation) of investments	263,485	53,857	39,422
Total Net Assets	$ 2,302,054	$ 1,493,320	$ 1,990,417
Capital Stock (par value: $.01 a share):
Shares authorized	785,000	555,000	480,000
Net Asset Value Per Share:
Class A: Net Assets	$ 154,105	$ 155,664	N/A
Shares Issued and Outstanding	17,357	16,722
Net Asset Value per share	$ 8.88	$ 9.31
Maximum Offering Price	$ 9.02	$ 9.85
Class B: Net Assets	N/A	$ 3,916	N/A
Shares Issued and Outstanding		424
Net Asset Value per share		$ 9.23(a)
Class C: Net Assets	$ 7,082	$ 1,858	N/A
Shares Issued and Outstanding	807	202
Net Asset Value per share	$ 8.78 (a)	$ 9.18(a)
Class J: Net Assets	$ 323,928	$ 45,068	N/A
Shares Issued and Outstanding	36,788	4,905
Net Asset Value per share	$ 8.81 (a)	$ 9.19(a)
Institutional: Net Assets	$ 1,292,005	$ 1,274,154	$ 1,975,267
Shares Issued and Outstanding	145,284	136,741	188,970
Net Asset Value per share	$ 8.89	$ 9.32	$ 10.45
R-1: Net Assets	$ 16,169	$ 1,191	$ 4,025
Shares Issued and Outstanding	1,832	129	388
Net Asset Value per share	$ 8.83	$ 9.23	$ 10.37
R-2: Net Assets	$ 36,188	$ 2,131	$ 2,158
Shares Issued and Outstanding	4,075	230	208
Net Asset Value per share	$ 8.88	$ 9.25	$ 10.39
R-3: Net Assets	$ 127,726	$ 2,700	$ 3,168
Shares Issued and Outstanding	14,371	292	305
Net Asset Value per share	$ 8.89	$ 9.26	$ 10.39
R-4: Net Assets	$ 120,723	$ 2,275	$ 3,400
Shares Issued and Outstanding	13,539	246	327
Net Asset Value per share	$ 8.92	$ 9.24	$ 10.39
R-5: Net Assets	$ 224,128	$ 4,363	$ 2,399
Shares Issued and Outstanding	24,955	468	230
Net Asset Value per share	$ 8.98	$ 9.32	$ 10.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

71

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	LargeCap	MidCap	MidCap
Amounts in thousands, except per share amounts	Value Fund III	Blend Fund	Growth Fund
Investment in securities--at cost	$ 1,136,756	$ 1,476,037	$ 114,233
Assets
Investment in securities--at value	$ 1,154,371	$ 1,682,802	$ 126,245
Cash	4,035	24	10
Receivables:
Dividends and interest	1,241	892	19
Expense reimbursement from Manager	11	–	5
Expense reimbursement from Distributor	8	24	3
Fund shares sold	182	10,697	5,798
Investment securities sold	10,684	188	1,911
Other assets	–	6	–
Total Assets	1,170,532	1,694,633	133,991
Liabilities
Accrued management and investment advisory fees	750	838	66
Accrued administrative service fees	3	4	2
Accrued distribution fees	30	267	12
Accrued service fees	10	25	11
Accrued transfer agent fees	29	465	15
Accrued directors' expenses	3	–	–
Accrued other expenses	17	29	8
Payables:
Fund shares redeemed	1,141	2,740	125
Investment securities purchased	843	3,876	2,072
Variation margin on futures contracts	572	–	–
Total Liabilities	3,398	8,244	2,311
Net Assets Applicable to Outstanding Shares	$ 1,167,134	$ 1,686,389	$ 131,680
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,585,868	$ 1,377,065	$ 105,513
Accumulated undistributed (overdistributed) net investment income (loss)	14,314	(6,392)	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(451,407)	108,951	14,155
Net unrealized appreciation (depreciation) of investments	18,359	206,765	12,012
Total Net Assets	$ 1,167,134	$ 1,686,389	$ 131,680
Capital Stock (par value: $.01 a share):
Shares authorized	650,000	590,000	305,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 668,066	N/A
Shares Issued and Outstanding		47,563
Net Asset Value per share		$ 14.05
Maximum Offering Price		$ 14.87
Class B: Net Assets	N/A	$ 28,212	N/A
Shares Issued and Outstanding		2,062
Net Asset Value per share		$ 13.68(a)
Class C: Net Assets	N/A	$ 37,997	N/A
Shares Issued and Outstanding		2,807
Net Asset Value per share		$ 13.54(a)
Class J: Net Assets	$ 64,254	$ 194,970	$ 24,203
Shares Issued and Outstanding	6,605	14,331	3,384
Net Asset Value per share	$ 9.73 (a)	$ 13.60(a)	$ 7.15 (a)
Class P: Net Assets	N/A	$ 50,375	N/A
Shares Issued and Outstanding		3,548
Net Asset Value per share		$ 14.20
Institutional: Net Assets	$ 1,056,201	$ 580,128	$ 53,210
Shares Issued and Outstanding	107,083	40,787	6,766
Net Asset Value per share	$ 9.86	$ 14.22	$ 7.86
R-1: Net Assets	$ 2,821	$ 1,985	$ 1,441
Shares Issued and Outstanding	288	146	195
Net Asset Value per share	$ 9.79	$ 13.62	$ 7.38
R-2: Net Assets	$ 9,411	$ 8,697	$ 3,331
Shares Issued and Outstanding	964	637	438
Net Asset Value per share	$ 9.76	$ 13.66	$ 7.61
R-3: Net Assets	$ 13,446	$ 20,680	$ 6,698
Shares Issued and Outstanding	1,328	1,487	861
Net Asset Value per share	$ 10.13	$ 13.91	$ 7.78
R-4: Net Assets	$ 10,525	$ 44,862	$ 9,194
Shares Issued and Outstanding	1,072	3,152	1,159
Net Asset Value per share	$ 9.82	$ 14.23	$ 7.93
R-5: Net Assets	$ 10,476	$ 50,417	$ 33,603
Shares Issued and Outstanding	1,061	3,572	4,174
Net Asset Value per share	$ 9.87	$ 14.12	$ 8.05

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

72

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	MidCap	MidCap S&P 400	MidCap
Amounts in thousands, except per share amounts	Growth Fund III	Index Fund	Value Fund I
Investment in securities--at cost	$ 1,303,900	$ 419,527	$ 1,355,275
Assets
Investment in securities--at value	$ 1,487,143	$ 447,436	$ 1,436,142
Cash	7,254	411	4,599
Receivables:
Dividends and interest	306	224	898
Expense reimbursement from Manager	27	3	23
Expense reimbursement from Distributor	4	5	6
Fund shares sold	123	1,295	271
Investment securities sold	11,652	55	4,998
Total Assets	1,506,509	449,429	1,446,937
Liabilities
Accrued management and investment advisory fees	1,183	54	1,144
Accrued administrative service fees	5	11	7
Accrued distribution fees	24	39	35
Accrued service fees	23	46	26
Accrued transfer agent fees	12	32	41
Accrued directors' expenses	4	–	4
Accrued other expenses	21	15	24
Payables:
Fund shares redeemed	1,968	738	2,977
Investment securities purchased	15,295	–	2,578
Variation margin on futures contracts	996	69	855
Total Liabilities	19,531	1,004	7,691
Net Assets Applicable to Outstanding Shares	$ 1,486,978	$ 448,425	$ 1,439,246
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,349,462	$ 403,359	$ 1,504,298
Accumulated undistributed (overdistributed) net investment income (loss)	–	2,387	5,550
Accumulated undistributed (overdistributed) net realized gain (loss)	(47,188)	14,717	(153,369)
Net unrealized appreciation (depreciation) of investments	184,704	27,962	82,767
Total Net Assets	$ 1,486,978	$ 448,425	$ 1,439,246
Capital Stock (par value: $.01 a share):
Shares authorized	560,000	305,000	580,000
Net Asset Value Per Share:
Class J: Net Assets	$ 32,439	$ 44,558	$ 52,154
Shares Issued and Outstanding	3,342	3,277	4,182
Net Asset Value per share	$ 9.71 (a)	$ 13.60(a)	$ 12.47 (a)
Institutional: Net Assets	$ 1,340,389	$ 177,993	$ 1,256,845
Shares Issued and Outstanding	126,543	12,837	99,990
Net Asset Value per share	$ 10.59	$ 13.87	$ 12.57
R-1: Net Assets	$ 4,645	$ 9,042	$ 5,985
Shares Issued and Outstanding	467	658	486
Net Asset Value per share	$ 9.95	$ 13.74	$ 12.32
R-2: Net Assets	$ 7,782	$ 19,215	$ 15,380
Shares Issued and Outstanding	770	1,373	1,246
Net Asset Value per share	$ 10.11	$ 13.99	$ 12.34
R-3: Net Assets	$ 32,650	$ 61,273	$ 39,064
Shares Issued and Outstanding	3,115	4,372	3,143
Net Asset Value per share	$ 10.48	$ 14.01	$ 12.43
R-4: Net Assets	$ 33,364	$ 43,311	$ 28,916
Shares Issued and Outstanding	3,163	3,084	2,320
Net Asset Value per share	$ 10.55	$ 14.04	$ 12.46
R-5: Net Assets	$ 35,709	$ 93,033	$ 40,902
Shares Issued and Outstanding	3,326	6,590	3,267
Net Asset Value per share	$ 10.74	$ 14.12	$ 12.52

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

73

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	MidCap	Money	Principal Capital
Amounts in thousands, except per share amounts	Value Fund III	Market Fund	Appreciation Fund
Investment in securities--at cost	$ 81,944	$ 1,343,501	$ 1,215,204
Assets
Investment in securities--at value	$ 89,043	$ 1,343,501	$ 1,612,122
Cash	1,143	15	39
Receivables:
Dividends and interest	52	102	1,406
Expense reimbursement from Manager	2	337	9
Expense reimbursement from Distributor	10	49	–
Fund shares sold	36	2,646	609
Investment securities sold	–	–	1,067
Other assets	–	26	5
Prepaid directors' expenses	–	2	–
Total Assets	90,286	1,346,678	1,615,257
Liabilities
Accrued management and investment advisory fees	47	450	615
Accrued administrative service fees	–	10	1
Accrued distribution fees	29	133	163
Accrued service fees	2	42	7
Accrued transfer agent fees	28	353	447
Accrued other expenses	12	16	145
Payables:
Fund shares redeemed	84	7,040	1,565
Investment securities purchased	–	–	2,531
Variation margin on futures contracts	141	–	–
Total Liabilities	343	8,044	5,474
Net Assets Applicable to Outstanding Shares	$ 89,943	$ 1,338,634	$ 1,609,783
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 96,731	$ 1,380,248	$ 1,239,245
Accumulated undistributed (overdistributed) net investment income (loss)	485	–	10,993
Accumulated undistributed (overdistributed) net realized gain (loss)	(14,658)	(41,614)	(37,373)
Net unrealized appreciation (depreciation) of investments	7,385	–	396,918
Total Net Assets	$ 89,943	$ 1,338,634	$ 1,609,783
Capital Stock (par value: $.01 a share):
Shares authorized	305,000	17,575,000	880,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 516,229	$ 578,850
Shares Issued and Outstanding		516,291	15,178
Net Asset Value per share		$ 1.00	$ 38.14
Maximum Offering Price		$ 1.00	$ 40.36
Class B: Net Assets	N/A	$ 23,065	$ 55,781
Shares Issued and Outstanding		23,067	1,732
Net Asset Value per share		$ 1.00(a)	$ 32.21 (a)
Class C: Net Assets	N/A	$ 27,556	$ 23,009
Shares Issued and Outstanding		27,559	713
Net Asset Value per share		$ 1.00(a)	$ 32.29 (a)
Class J: Net Assets	$ 79,335	$ 316,914	N/A
Shares Issued and Outstanding	6,626	316,951
Net Asset Value per share	$ 11.97 (a)	$ 1.00(a)
Class P: Net Assets	N/A	N/A	$ 9,214
Shares Issued and Outstanding			239
Net Asset Value per share			$ 38.56
Institutional: Net Assets	$ 817	$ 263,071	$ 907,061
Shares Issued and Outstanding	65	263,101	23,482
Net Asset Value per share	$ 12.59	$ 1.00	$ 38.63
R-1: Net Assets	$ 332	$ 8,697	$ 1,585
Shares Issued and Outstanding	28	8,698	42
Net Asset Value per share	$ 12.03	$ 1.00	$ 38.18
R-2: Net Assets	$ 981	$ 21,196	$ 1,840
Shares Issued and Outstanding	81	21,198	48
Net Asset Value per share	$ 12.11	$ 1.00	$ 38.26
R-3: Net Assets	$ 1,834	$ 46,976	$ 7,551
Shares Issued and Outstanding	152	46,982	197
Net Asset Value per share	$ 12.08	$ 1.00	$ 38.31
R-4: Net Assets	$ 1,049	$ 24,168	$ 7,661
Shares Issued and Outstanding	88	24,170	199
Net Asset Value per share	$ 11.98	$ 1.00	$ 38.42
R-5: Net Assets	$ 5,595	$ 90,762	$ 17,231
Shares Issued and Outstanding	464	90,772	448
Net Asset Value per share	$ 12.05	$ 1.00	$ 38.50

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

74

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund	2015 Fund	2020 Fund
Investment in affiliated securities--at cost	$ 1,619,014	$ 545,884	$ 4,889,855
Assets
Investment in affiliated securities--at value	$ 1,638,317	$ 622,007	$ 4,916,699
Receivables:
Dividends and interest	1,252	356	2,279
Expense reimbursement from Manager	2	–	6
Expense reimbursement from Distributor	25	–	71
Fund shares sold	1,393	414	2,755
Total Assets	1,640,989	622,777	4,921,810
Liabilities
Accrued management and investment advisory fees	41	15	121
Accrued administrative service fees	18	10	48
Accrued distribution fees	120	22	339
Accrued service fees	67	35	191
Accrued transfer agent fees	40	–	104
Accrued directors' expenses	1	–	2
Accrued other expenses	11	3	21
Payables:
Fund shares redeemed	3,549	808	3,359
Total Liabilities	3,847	893	4,185
Net Assets Applicable to Outstanding Shares	$ 1,637,142	$ 621,884	$ 4,917,625
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,780,278	$ 533,001	$ 5,104,973
Accumulated undistributed (overdistributed) net investment income (loss)	15,722	4,108	24,216
Accumulated undistributed (overdistributed) net realized gain (loss)	(178,161)	8,652	(238,408)
Net unrealized appreciation (depreciation) of investments	19,303	76,123	26,844
Total Net Assets	$ 1,637,142	$ 621,884	$ 4,917,625
Capital Stock (par value: $.01 a share):
Shares authorized	585,000	400,000	785,000
Net Asset Value Per Share:
Class A: Net Assets	$ 34,966	N/A	$ 85,340
Shares Issued and Outstanding	3,067		7,298
Net Asset Value per share	$ 11.40		$ 11.69
Maximum Offering Price	$ 12.06		$ 12.37
Class B: Net Assets	N/A	N/A	$ 7,669
Shares Issued and Outstanding			656
Net Asset Value per share			$ 11.69 (a)
Class J: Net Assets	$ 202,423	N/A	$ 578,376
Shares Issued and Outstanding	17,900		49,904
Net Asset Value per share	$ 11.31 (a)		$ 11.59 (a)
Institutional: Net Assets	$ 1,074,682	$ 451,374	$ 3,310,509
Shares Issued and Outstanding	94,554	46,538	284,068
Net Asset Value per share	$ 11.37	$ 9.70	$ 11.65
R-1: Net Assets	$ 21,110	$ 14,925	$ 58,270
Shares Issued and Outstanding	1,878	1,574	5,054
Net Asset Value per share	$ 11.24	$ 9.48	$ 11.53
R-2: Net Assets	$ 30,298	$ 12,704	$ 80,491
Shares Issued and Outstanding	2,700	1,336	6,998
Net Asset Value per share	$ 11.22	$ 9.51	$ 11.50
R-3: Net Assets	$ 81,172	$ 49,584	$ 227,897
Shares Issued and Outstanding	7,224	5,197	19,755
Net Asset Value per share	$ 11.24	$ 9.54	$ 11.54
R-4: Net Assets	$ 77,085	$ 57,060	$ 227,971
Shares Issued and Outstanding	6,841	5,953	19,722
Net Asset Value per share	$ 11.27	$ 9.59	$ 11.56
R-5: Net Assets	$ 115,406	$ 36,237	$ 341,102
Shares Issued and Outstanding	10,211	3,771	29,416
Net Asset Value per share	$ 11.30	$ 9.61	$ 11.60

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

75

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2025 Fund	2030 Fund	2035 Fund
Investment in affiliated securities--at cost	$ 638,957	$ 4,441,364	$ 412,155
Assets
Investment in affiliated securities--at value	$ 731,132	$ 4,487,181	$ 471,877
Receivables:
Dividends and interest	223	1,332	117
Expense reimbursement from Manager	–	9	–
Expense reimbursement from Distributor	–	69	–
Fund shares sold	361	2,764	668
Total Assets	731,716	4,491,355	472,662
Liabilities
Accrued management and investment advisory fees	18	110	11
Accrued administrative service fees	11	44	8
Accrued distribution fees	25	320	17
Accrued service fees	41	172	28
Accrued transfer agent fees	–	106	–
Accrued directors' expenses	–	2	–
Accrued other expenses	3	27	3
Payables:
Fund shares redeemed	172	3,952	66
Total Liabilities	270	4,733	133
Net Assets Applicable to Outstanding Shares	$ 731,446	$ 4,486,622	$ 472,529
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 634,504	$ 4,605,568	$ 410,306
Accumulated undistributed (overdistributed) net investment income (loss)	2,335	13,199	1,069
Accumulated undistributed (overdistributed) net realized gain (loss)	2,432	(177,962)	1,432
Net unrealized appreciation (depreciation) of investments	92,175	45,817	59,722
Total Net Assets	$ 731,446	$ 4,486,622	$ 472,529
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	885,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 69,285	N/A
Shares Issued and Outstanding		6,031
Net Asset Value per share		$ 11.49
Maximum Offering Price		$ 12.16
Class B: Net Assets	N/A	$ 6,963	N/A
Shares Issued and Outstanding		605
Net Asset Value per share		$ 11.51(a)
Class J: Net Assets	N/A	$ 566,181	N/A
Shares Issued and Outstanding		49,517
Net Asset Value per share		$ 11.43(a)
Institutional: Net Assets	$ 528,466	$ 3,001,123	$ 335,624
Shares Issued and Outstanding	55,793	261,549	35,956
Net Asset Value per share	$ 9.47	$ 11.47	$ 9.33
R-1: Net Assets	$ 15,335	$ 50,502	$ 12,855
Shares Issued and Outstanding	1,649	4,450	1,400
Net Asset Value per share	$ 9.30	$ 11.35	$ 9.18
R-2: Net Assets	$ 15,375	$ 79,776	$ 7,776
Shares Issued and Outstanding	1,650	7,023	846
Net Asset Value per share	$ 9.32	$ 11.36	$ 9.19
R-3: Net Assets	$ 62,421	$ 208,383	$ 44,844
Shares Issued and Outstanding	6,679	18,271	4,858
Net Asset Value per share	$ 9.35	$ 11.41	$ 9.23
R-4: Net Assets	$ 53,261	$ 199,240	$ 36,070
Shares Issued and Outstanding	5,667	17,038	3,890
Net Asset Value per share	$ 9.40	$ 11.69	$ 9.27
R-5: Net Assets	$ 56,588	$ 305,169	$ 35,360
Shares Issued and Outstanding	6,003	26,649	3,802
Net Asset Value per share	$ 9.43	$ 11.45	$ 9.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

76

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2040 Fund	2045 Fund	2050 Fund
Investment in affiliated securities--at cost	$ 2,639,695	$ 202,634	$ 1,105,497
Assets
Investment in affiliated securities--at value	$ 2,679,032	$ 227,680	$ 1,124,602
Receivables:
Dividends and interest	583	44	183
Expense reimbursement from Manager	6	–	8
Expense reimbursement from Distributor	35	–	8
Fund shares sold	2,177	909	790
Total Assets	2,681,833	228,633	1,125,591
Liabilities
Accrued management and investment advisory fees	65	5	27
Accrued administrative service fees	26	4	11
Accrued distribution fees	173	10	54
Accrued service fees	100	15	41
Accrued transfer agent fees	78	–	32
Accrued directors' expenses	2	–	1
Accrued other expenses	20	3	13
Payables:
Fund shares redeemed	2,971	21	1,438
Total Liabilities	3,435	58	1,617
Net Assets Applicable to Outstanding Shares	$ 2,678,398	$ 228,575	$ 1,123,974
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,706,967	$ 202,411	$ 1,130,472
Accumulated undistributed (overdistributed) net investment income (loss)	5,570	337	1,766
Accumulated undistributed (overdistributed) net realized gain (loss)	(73,476)	781	(27,369)
Net unrealized appreciation (depreciation) of investments	39,337	25,046	19,105
Total Net Assets	$ 2,678,398	$ 228,575	$ 1,123,974
Capital Stock (par value: $.01 a share):
Shares authorized	600,000	400,000	500,000
Net Asset Value Per Share:
Class A: Net Assets	$ 44,108	N/A	$ 26,285
Shares Issued and Outstanding	3,864		2,371
Net Asset Value per share	$ 11.42		$ 11.09
Maximum Offering Price	$ 12.08		$ 11.74
Class B: Net Assets	$ 5,195	N/A	$ 1,491
Shares Issued and Outstanding	459		136
Net Asset Value per share	$ 11.33 (a)		$ 10.98 (a)
Class J: Net Assets	$ 286,387	N/A	$ 67,553
Shares Issued and Outstanding	24,933		6,243
Net Asset Value per share	$ 11.49 (a)		$ 10.82 (a)
Institutional: Net Assets	$ 1,851,739	$ 154,522	$ 829,516
Shares Issued and Outstanding	160,044	16,690	75,058
Net Asset Value per share	$ 11.57	$ 9.26	$ 11.05
R-1: Net Assets	$ 33,918	$ 7,195	$ 14,614
Shares Issued and Outstanding	2,969	796	1,339
Net Asset Value per share	$ 11.42	$ 9.04	$ 10.91
R-2: Net Assets	$ 45,698	$ 4,130	$ 20,121
Shares Issued and Outstanding	3,998	456	1,842
Net Asset Value per share	$ 11.43	$ 9.06	$ 10.92
R-3: Net Assets	$ 122,973	$ 28,181	$ 46,829
Shares Issued and Outstanding	10,752	3,095	4,278
Net Asset Value per share	$ 11.44	$ 9.11	$ 10.95
R-4: Net Assets	$ 111,132	$ 16,819	$ 45,442
Shares Issued and Outstanding	9,699	1,839	4,136
Net Asset Value per share	$ 11.46	$ 9.15	$ 10.99
R-5: Net Assets	$ 177,248	$ 17,728	$ 72,123
Shares Issued and Outstanding	15,387	1,933	6,549
Net Asset Value per share	$ 11.52	$ 9.17	$ 11.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

77

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

		Principal
	Principal LifeTime	LifeTime Strategic	Real Estate
Amounts in thousands, except per share amounts	2055 Fund	Income Fund	Securities Fund
Investment in securities--at cost	$ –	$ –	$ 1,264,882
Investment in affiliated securities--at cost	$ 31,341	$ 663,614	$ –
Assets
Investment in securities--at value	$ –	$ –	$ 1,736,672
Investment in affiliated securities--at value	34,227	679,733	–
Cash	–	–	10
Receivables:
Dividends and interest	5	706	–
Expense reimbursement from Manager	2	5	10
Expense reimbursement from Distributor	–	8	16
Fund shares sold	265	1,698	2,179
Investment securities sold	–	–	8,657
Total Assets	34,499	682,150	1,747,544
Liabilities
Accrued management and investment advisory fees	1	18	1,120
Accrued administrative service fees	–	8	7
Accrued distribution fees	1	46	107
Accrued service fees	1	25	36
Accrued transfer agent fees	–	19	227
Accrued directors' expenses	–	–	1
Accrued other expenses	1	7	18
Payables:
Fund shares redeemed	50	417	2,965
Investment securities purchased	–	–	4,028
Total Liabilities	54	540	8,509
Net Assets Applicable to Outstanding Shares	$ 34,445	$ 681,610	$ 1,739,035
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 31,422	$ 713,578	$ 1,577,607
Accumulated undistributed (overdistributed) net investment income (loss)	49	10,083	(124)
Accumulated undistributed (overdistributed) net realized gain (loss)	88	(58,170)	(310,238)
Net unrealized appreciation (depreciation) of investments	2,886	16,119	471,790
Total Net Assets	$ 34,445	$ 681,610	$ 1,739,035
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	500,000	830,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 25,812	$ 121,955
Shares Issued and Outstanding		2,346	7,007
Net Asset Value per share		$ 11.00	$ 17.40
Maximum Offering Price		$ 11.43	$ 18.41
Class B: Net Assets	N/A	$ 798	$ 8,942
Shares Issued and Outstanding		73	519
Net Asset Value per share		$ 10.88(a)	$ 17.23 (a)
Class C: Net Assets	N/A	N/A	$ 17,554
Shares Issued and Outstanding			1,018
Net Asset Value per share			$ 17.24 (a)
Class J: Net Assets	N/A	$ 64,917	$ 132,486
Shares Issued and Outstanding		5,961	7,770
Net Asset Value per share		$ 10.89(a)	$ 17.05 (a)
Class P: Net Assets	N/A	N/A	$ 18,080
Shares Issued and Outstanding			1,039
Net Asset Value per share			$ 17.40
Institutional: Net Assets	$ 26,746	$ 468,065	$ 1,252,657
Shares Issued and Outstanding	2,900	42,709	71,955
Net Asset Value per share	$ 9.22	$ 10.96	$ 17.41
R-1: Net Assets	$ 868	$ 11,393	$ 6,951
Shares Issued and Outstanding	96	1,048	403
Net Asset Value per share	$ 9.01	$ 10.87	$ 17.25
R-2: Net Assets	$ 345	$ 11,365	$ 13,043
Shares Issued and Outstanding	38	1,044	775
Net Asset Value per share	$ 9.02	$ 10.89	$ 16.82
R-3: Net Assets	$ 2,066	$ 32,636	$ 39,405
Shares Issued and Outstanding	228	3,013	2,303
Net Asset Value per share	$ 9.08	$ 10.83	$ 17.11
R-4: Net Assets	$ 2,397	$ 28,249	$ 32,332
Shares Issued and Outstanding	263	2,600	1,904
Net Asset Value per share	$ 9.12	$ 10.87	$ 16.98
R-5: Net Assets	$ 2,023	$ 38,375	$ 95,630
Shares Issued and Outstanding	221	3,510	5,625
Net Asset Value per share	$ 9.15	$ 10.93	$ 17.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

78

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands, except per share amounts	Portfolio	Balanced Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 2,932,707	$ 854,397	$ 2,036,583
Assets
Investment in affiliated securities--at value	$ 3,241,106	$ 920,604	$ 2,230,065
Receivables:
Dividends and interest	4,377	1,888	1,239
Expense reimbursement from Distributor	63	29	28
Fund shares sold	1,731	1,383	1,555
Total Assets	3,247,277	923,904	2,232,887
Liabilities
Accrued management and investment advisory fees	936	267	642
Accrued administrative service fees	5	2	3
Accrued distribution fees	1,208	345	866
Accrued service fees	20	8	13
Accrued transfer agent fees	859	176	711
Accrued directors' expenses	1	–	1
Accrued other expenses	86	14	42
Payables:
Fund shares redeemed	3,617	1,164	3,018
Total Liabilities	6,732	1,976	5,296
Net Assets Applicable to Outstanding Shares	$ 3,240,545	$ 921,928	$ 2,227,591
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 3,134,080	$ 864,355	$ 2,199,058
Accumulated undistributed (overdistributed) net investment income (loss)	2,674	1,324	10,929
Accumulated undistributed (overdistributed) net realized gain (loss)	(204,608)	(9,958)	(175,878)
Net unrealized appreciation (depreciation) of investments	308,399	66,207	193,482
Total Net Assets	$ 3,240,545	$ 921,928	$ 2,227,591
Capital Stock (par value: $.01 a share):
Shares authorized	1,255,000	855,000	1,255,000
Net Asset Value Per Share:
Class A: Net Assets	$ 1,580,189	$ 335,253	$ 1,124,629
Shares Issued and Outstanding	124,704	31,752	83,453
Net Asset Value per share	$ 12.67	$ 10.56	$ 13.48
Maximum Offering Price	$ 13.41	$ 11.17	$ 14.26
Class B: Net Assets	$ 279,613	$ 50,227	$ 210,707
Shares Issued and Outstanding	22,108	4,761	16,283
Net Asset Value per share	$ 12.65 (a)	$ 10.55(a)	$ 12.94 (a)
Class C: Net Assets	$ 541,446	$ 168,814	$ 447,955
Shares Issued and Outstanding	43,168	16,112	35,087
Net Asset Value per share	$ 12.54 (a)	$ 10.48(a)	$ 12.77 (a)
Class J: Net Assets	$ 514,475	$ 237,106	$ 234,693
Shares Issued and Outstanding	41,601	22,674	17,848
Net Asset Value per share	$ 12.37 (a)	$ 10.46(a)	$ 13.15 (a)
Institutional: Net Assets	$ 227,083	$ 92,804	$ 146,347
Shares Issued and Outstanding	18,131	8,853	11,014
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.29
R-1: Net Assets	$ 5,207	$ 3,256	$ 3,541
Shares Issued and Outstanding	417	311	271
Net Asset Value per share	$ 12.50	$ 10.45	$ 13.07
R-2: Net Assets	$ 6,834	$ 3,083	$ 5,411
Shares Issued and Outstanding	548	294	414
Net Asset Value per share	$ 12.48	$ 10.50	$ 13.08
R-3: Net Assets	$ 26,556	$ 15,468	$ 12,199
Shares Issued and Outstanding	2,125	1,478	928
Net Asset Value per share	$ 12.50	$ 10.47	$ 13.15
R-4: Net Assets	$ 19,290	$ 4,674	$ 10,662
Shares Issued and Outstanding	1,541	446	805
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.24
R-5: Net Assets	$ 39,852	$ 11,243	$ 31,447
Shares Issued and Outstanding	3,184	1,073	2,381
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.21

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

79

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio	Income Fund
Investment in securities--at cost	$ –	$ –	$ 1,133,926
Investment in affiliated securities--at cost	$ 1,044,363	$ 1,287,129	$ –
Assets
Investment in securities--at value	$ –	$ –	$ 1,142,501
Investment in affiliated securities--at value	1,119,217	1,412,549	–
Receivables:
Dividends and interest	2,957	22	9,630
Expense reimbursement from Manager	–	–	1
Expense reimbursement from Distributor	33	18	9
Fund shares sold	5,214	393	3,511
Investment securities sold	–	–	3
Other assets	–	–	1
Prepaid directors' expenses	1	–	1
Total Assets	1,127,422	1,412,982	1,155,657
Liabilities
Accrued management and investment advisory fees	325	404	422
Accrued administrative service fees	1	2	1
Accrued distribution fees	420	556	146
Accrued service fees	4	7	2
Accrued transfer agent fees	225	585	182
Accrued directors' expenses	–	1	–
Accrued other expenses	22	67	28
Cash overdraft	–	–	7
Payables:
Dividends payable	2,500	–	1,667
Fund shares redeemed	955	2,474	4,601
Variation margin on futures contracts	–	–	492
Total Liabilities	4,452	4,096	7,548
Net Assets Applicable to Outstanding Shares	$ 1,122,970	$ 1,408,886	$ 1,148,109
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,062,753	$ 1,436,866	$ 1,181,710
Accumulated undistributed (overdistributed) net investment income (loss)	227	7,193	(3)
Accumulated undistributed (overdistributed) net realized gain (loss)	(14,864)	(160,593)	(42,223)
Net unrealized appreciation (depreciation) of investments	74,854	125,420	8,625
Total Net Assets	$ 1,122,970	$ 1,408,886	$ 1,148,109
Capital Stock (par value: $.01 a share):
Shares authorized	955,000	1,055,000	685,000
Net Asset Value Per Share:
Class A: Net Assets	$ 521,730	$ 726,580	$ 320,548
Shares Issued and Outstanding	46,098	49,726	26,790
Net Asset Value per share	$ 11.32	$ 14.61	$ 11.97
Maximum Offering Price	$ 11.76	$ 15.46	$ 12.25
Class B: Net Assets	$ 63,476	$ 150,302	N/A
Shares Issued and Outstanding	5,607	11,003
Net Asset Value per share	$ 11.32 (a)	$ 13.66(a)
Class C: Net Assets	$ 188,596	$ 274,978	$ 90,899
Shares Issued and Outstanding	16,789	20,117	7,591
Net Asset Value per share	$ 11.23 (a)	$ 13.67(a)	$ 11.97 (a)
Class J: Net Assets	$ 272,865	$ 152,460	$ 73,750
Shares Issued and Outstanding	24,262	10,680	6,165
Net Asset Value per share	$ 11.25 (a)	$ 14.28(a)	$ 11.96 (a)
Class P: Net Assets	N/A	N/A	$ 28,420
Shares Issued and Outstanding			2,376
Net Asset Value per share			$ 11.96
Institutional: Net Assets	$ 58,782	$ 72,005	$ 626,736
Shares Issued and Outstanding	5,208	5,001	52,403
Net Asset Value per share	$ 11.29	$ 14.40	$ 11.96
R-1: Net Assets	$ 801	$ 3,184	$ 1,076
Shares Issued and Outstanding	71	225	90
Net Asset Value per share	$ 11.25	$ 14.18	$ 11.96
R-2: Net Assets	$ 1,312	$ 2,097	$ 243
Shares Issued and Outstanding	116	148	20
Net Asset Value per share	$ 11.27	$ 14.22	$ 11.96
R-3: Net Assets	$ 6,181	$ 9,964	$ 2,997
Shares Issued and Outstanding	548	699	251
Net Asset Value per share	$ 11.27	$ 14.25	$ 11.96
R-4: Net Assets	$ 4,365	$ 4,660	$ 1,063
Shares Issued and Outstanding	387	325	89
Net Asset Value per share	$ 11.28	$ 14.34	$ 11.97
R-5: Net Assets	$ 4,862	$ 12,656	$ 2,377
Shares Issued and Outstanding	431	885	199
Net Asset Value per share	$ 11.28	$ 14.30	$ 11.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

80

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SmallCap	SmallCap	SmallCap
Amounts in thousands, except per share amounts	Blend Fund	Growth Fund	Growth Fund I
Investment in securities--at cost	$ 183,895	$ 64,342	$ 1,173,292
Assets
Investment in securities--at value	$ 208,560	$ 72,402	$ 1,246,904
Cash	209	85	11,224
Receivables:
Dividends and interest	62	5	168
Expense reimbursement from Manager	3	8	22
Expense reimbursement from Distributor	10	3	2
Fund shares sold	73	28	1,164
Investment securities sold	1,854	719	8,695
Other assets	1	–	–
Total Assets	210,772	73,250	1,268,179
Liabilities
Accrued management and investment advisory fees	126	44	1,085
Accrued administrative service fees	–	–	2
Accrued distribution fees	51	20	12
Accrued service fees	1	1	9
Accrued transfer agent fees	132	114	23
Accrued directors' expenses	–	2	1
Accrued other expenses	20	15	23
Payables:
Fund shares redeemed	121	58	469
Investment securities purchased	123	61	10,123
Variation margin on futures contracts	58	22	1,646
Total Liabilities	632	337	13,393
Net Assets Applicable to Outstanding Shares	$ 210,140	$ 72,913	$ 1,254,786
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 228,382	$ 93,712	$ 1,127,313
Accumulated undistributed (overdistributed) net investment income (loss)	–	–	(272)
Accumulated undistributed (overdistributed) net realized gain (loss)	(43,081)	(28,922)	49,130
Net unrealized appreciation (depreciation) of investments	24,839	8,123	78,615
Total Net Assets	$ 210,140	$ 72,913	$ 1,254,786
Capital Stock (par value: $.01 a share):
Shares authorized	455,000	705,000	390,000
Net Asset Value Per Share:
Class A: Net Assets	$ 74,604	$ 38,211	N/A
Shares Issued and Outstanding	5,423	4,988
Net Asset Value per share	$ 13.76	$ 7.66
Maximum Offering Price	$ 14.56	$ 8.11
Class B: Net Assets	$ 3,740	$ 1,471	N/A
Shares Issued and Outstanding	290	201
Net Asset Value per share	$ 12.91 (a)	$ 7.32(a)
Class C: Net Assets	$ 2,342	$ 2,307	N/A
Shares Issued and Outstanding	176	310
Net Asset Value per share	$ 13.31 (a)	$ 7.44(a)
Class J: Net Assets	$ 84,060	$ 25,112	$ 21,887
Shares Issued and Outstanding	6,330	3,464	2,289
Net Asset Value per share	$ 13.28 (a)	$ 7.25(a)	$ 9.56 (a)
Institutional: Net Assets	$ 38,016	$ 620	$ 1,185,260
Shares Issued and Outstanding	2,669	78	108,850
Net Asset Value per share	$ 14.24	$ 8.00	$ 10.89
R-1: Net Assets	$ 151	$ 478	$ 2,314
Shares Issued and Outstanding	11	64	226
Net Asset Value per share	$ 13.50	$ 7.47	$ 10.22
R-2: Net Assets	$ 1,169	$ 313	$ 2,867
Shares Issued and Outstanding	86	41	286
Net Asset Value per share	$ 13.52	$ 7.62	$ 10.01
R-3: Net Assets	$ 629	$ 623	$ 12,559
Shares Issued and Outstanding	46	80	1,227
Net Asset Value per share	$ 13.79	$ 7.76	$ 10.24
R-4: Net Assets	$ 2,011	$ 280	$ 8,266
Shares Issued and Outstanding	143	35	790
Net Asset Value per share	$ 14.06	$ 7.99	$ 10.46
R-5: Net Assets	$ 3,418	$ 3,498	$ 21,633
Shares Issued and Outstanding	240	433	2,031
Net Asset Value per share	$ 14.22	$ 8.08	$ 10.65

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

81

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SmallCap	SmallCap S&P 600	SmallCap
Amounts in thousands, except per share amounts	Growth Fund II	Index Fund	Value Fund
Investment in securities--at cost	$ 145,471	$ 421,061	$ 81,714
Assets
Investment in securities--at value	$ 170,058	$ 448,384	$ 84,447
Cash	1,644	1,091	92
Receivables:
Dividends and interest	17	190	38
Expense reimbursement from Manager	4	4	4
Expense reimbursement from Distributor	2	11	4
Fund shares sold	20	562	69
Investment securities sold	812	14	780
Total Assets	172,557	450,256	85,434
Liabilities
Accrued management and investment advisory fees	138	54	52
Accrued administrative service fees	1	9	1
Accrued distribution fees	9	51	23
Accrued service fees	4	43	4
Accrued transfer agent fees	12	53	66
Accrued directors' expenses	3	–	1
Accrued other expenses	21	19	16
Payables:
Fund shares redeemed	69	451	66
Investment securities purchased	1,006	–	–
Variation margin on futures contracts	164	216	24
Total Liabilities	1,427	896	253
Net Assets Applicable to Outstanding Shares	$ 171,130	$ 449,360	$ 85,181
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 173,500	$ 468,921	$ 110,778
Accumulated undistributed (overdistributed) net investment income (loss)	–	1,490	5
Accumulated undistributed (overdistributed) net realized gain (loss)	(27,390)	(48,916)	(28,310)
Net unrealized appreciation (depreciation) of investments	25,020	27,865	2,708
Total Net Assets	$ 171,130	$ 449,360	$ 85,181
Capital Stock (par value: $.01 a share):
Shares authorized	440,000	305,000	830,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	N/A	$ 13,582
Shares Issued and Outstanding			957
Net Asset Value per share			$ 14.19
Maximum Offering Price			$ 15.02
Class B: Net Assets	N/A	N/A	$ 1,931
Shares Issued and Outstanding			141
Net Asset Value per share			$ 13.68 (a)
Class C: Net Assets	N/A	N/A	$ 2,784
Shares Issued and Outstanding			200
Net Asset Value per share			$ 13.91 (a)
Class J: Net Assets	$ 16,732	$ 89,701	$ 38,876
Shares Issued and Outstanding	2,300	5,968	2,829
Net Asset Value per share	$ 7.27 (a)	$ 15.03(a)	$ 13.74 (a)
Institutional: Net Assets	$ 132,587	$ 143,892	$ 9,584
Shares Issued and Outstanding	15,806	9,208	673
Net Asset Value per share	$ 8.39	$ 15.63	$ 14.24
R-1: Net Assets	$ 1,007	$ 8,033	$ 1,605
Shares Issued and Outstanding	128	521	115
Net Asset Value per share	$ 7.87	$ 15.43	$ 13.99
R-2: Net Assets	$ 3,061	$ 15,045	$ 2,557
Shares Issued and Outstanding	402	958	182
Net Asset Value per share	$ 7.61	$ 15.70	$ 14.03
R-3: Net Assets	$ 5,675	$ 46,472	$ 5,633
Shares Issued and Outstanding	722	2,936	397
Net Asset Value per share	$ 7.86	$ 15.83	$ 14.19
R-4: Net Assets	$ 4,035	$ 45,058	$ 2,664
Shares Issued and Outstanding	504	2,826	186
Net Asset Value per share	$ 8.01	$ 15.94	$ 14.29
R-5: Net Assets	$ 8,033	$ 101,159	$ 5,965
Shares Issued and Outstanding	987	6,324	415
Net Asset Value per share	$ 8.14	$ 16.00	$ 14.37

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

82

STATEMENT OF ASSETS AND LIABILITIES PRINCIPAL FUNDS,INC.

	October 31, 2011

		SmallCap
Amounts in thousands, except per share amounts		Value Fund II
Investment in securities--at cost		$ 998,612
Assets
Investment in securities--at value		$ 990,928
Cash		10,411
Receivables:
Dividends and interest		434
Expense reimbursement from Manager		20
Expense reimbursement from Distributor		1
Fund shares sold		146
Investment securities sold		15,592
Prepaid directors' expenses		1
	Total Assets	1,017,533
Liabilities
Accrued management and investment advisory fees		807
Accrued administrative service fees		3
Accrued distribution fees		9
Accrued service fees		9
Accrued transfer agent fees		15
Accrued other expenses		33
Payables:
Fund shares redeemed		1,091
Investment securities purchased		2,104
Variation margin on futures contracts		1,170
	Total Liabilities	5,241
Net Assets Applicable to Outstanding Shares		$ 1,012,292
Net Assets Consist of:
Capital Shares and additional paid-in-capital		$ 1,137,422
Accumulated undistributed (overdistributed) net investment income (loss)		2,168
Accumulated undistributed (overdistributed) net realized gain (loss)		(121,787)
Net unrealized appreciation (depreciation) of investments		(5,511)
	Total Net Assets	$ 1,012,292
Capital Stock (par value: $.01 a share):
Shares authorized		405,000
Net Asset Value Per Share:
Class J: Net Assets		$ 10,466
Shares Issued and Outstanding		1,172
Net Asset Value per share		$ 8.93 (a)
Institutional: Net Assets		$ 957,766
Shares Issued and Outstanding		105,710
Net Asset Value per share		$ 9.06
R-1: Net Assets		$ 2,059
Shares Issued and Outstanding		238
Net Asset Value per share		$ 8.65
R-2: Net Assets		$ 5,607
Shares Issued and Outstanding		645
Net Asset Value per share		$ 8.69
R-3: Net Assets		$ 11,461
Shares Issued and Outstanding		1,296
Net Asset Value per share		$ 8.84
R-4: Net Assets		$ 11,939
Shares Issued and Outstanding		1,341
Net Asset Value per share		$ 8.90
R-5: Net Assets		$ 12,994
Shares Issued and Outstanding		1,450
Net Asset Value per share		$ 8.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

83

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Bond & Mortgage	Core Plus	Diversified
Amounts in thousands	Securities Fund	Bond Fund I	International Fund
Net Investment Income (Loss)
Income:
Dividends	$ 50	$ 435	$ 64,807
Withholding tax	(1)	–	(7,712)
Interest	86,858	98,683	22
Total Income	86,907	99,118	57,117
Expenses:
Management and investment advisory fees	10,239	16,274	17,290
Distribution fees - Class A	325	N/A	671
Distribution fees - Class B	82	N/A	155
Distribution fees - Class C	60	N/A	115
Distribution fees - Class J	911	N/A	808
Distribution fees - R-1	37	11	31
Distribution fees - R-2	67	24	51
Distribution fees - R-3	102	58	163
Distribution fees - R-4	34	10	48
Administrative service fees - R-1	30	9	25
Administrative service fees - R-2	45	16	34
Administrative service fees - R-3	29	16	46
Administrative service fees - R-4	10	3	14
Administrative service fees - R-5	6	3	9
Registration fees - Class A	19	N/A	7
Registration fees - Class B	14	N/A	11
Registration fees - Class C	14	N/A	14
Registration fees - Class J	14	N/A	13
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	23	76	21
Service fees - R-1	26	8	22
Service fees - R-2	56	20	42
Service fees - R-3	102	58	164
Service fees - R-4	86	24	120
Service fees - R-5	161	72	217
Shareholder reports - Class J	22	N/A	28
Shareholder reports - Institutional	–	13	1
Transfer agent fees - Class A	278	N/A	742
Transfer agent fees - Class B	38	N/A	96
Transfer agent fees - Class C	16	N/A	35
Transfer agent fees - Class J	257	N/A	256
Transfer agent fees - Class P	N/A	N/A	1
Transfer agent fees - Institutional	3	96	15
Custodian fees	25	35	614
Directors' expenses	20	46	38
Professional fees	18	22	39
Other expenses	33	58	31
Total Gross Expenses	13,202	16,952	22,002
Less: Reimbursement from Manager - Class A	87	N/A	–
Less: Reimbursement from Manager - Class B	46	N/A	7
Less: Reimbursement from Manager - Class C	17	N/A	29
Less: Reimbursement from Manager - Class P	N/A	N/A	16
Less: Reimbursement from Manager - Institutional	26	–	–
Less: Reimbursement from Distributor - Class J	287	N/A	254
Total Net Expenses	12,739	16,952	21,696
Net Investment Income (Loss)	74,168	82,166	35,421

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(18,237)	28,639	109,590
Foreign currency transactions	(291)	(13,018)	(1,836)
Futures contracts	(401)	15,924	–
Options and swaptions	–	729	–
Short sales	–	(2,672)	–
Swap agreements	(9,414)	(37,561)	–
Change in unrealized appreciation/depreciation of:
Investments	38,489	(47,020)	(187,859)
Futures contracts	–	6,982	–
Options and swaptions	–	(273)	–
Short sales	–	10	–
Swap agreements	2,308	(1,510)	–
Translation of assets and liabilities in foreign currencies	244	(18,064)	(121)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	12,698	(67,834)	(80,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 86,866	$ 14,332	$ (44,805)

See accompanying notes.

84

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$ 126,552	$ 38,724	$ 5,163
Withholding tax	(3,020)	(882)	(288)
Interest	134	119,822	3
Total Income	123,666	157,664	4,878
Expenses:
Management and investment advisory fees	16,995	17,024	1,673
Distribution fees - Class A	1,580	2,475	36
Distribution fees - Class B	1,053	N/A	N/A
Distribution fees - Class C	1,047	5,644	22
Distribution fees - R-1	6	N/A	N/A
Distribution fees - R-2	6	N/A	N/A
Distribution fees - R-3	40	N/A	N/A
Distribution fees - R-4	6	N/A	N/A
Administrative service fees - R-1	5	N/A	N/A
Administrative service fees - R-2	4	N/A	N/A
Administrative service fees - R-3	11	N/A	N/A
Administrative service fees - R-4	2	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	15	143	15
Registration fees - Class B	11	N/A	N/A
Registration fees - Class C	13	63	14
Registration fees - Class P	15	19	26
Registration fees - Institutional	43	37	–
Service fees - R-1	4	N/A	N/A
Service fees - R-2	5	N/A	N/A
Service fees - R-3	40	N/A	N/A
Service fees - R-4	15	N/A	N/A
Service fees - R-5	44	N/A	N/A
Shareholder reports - Class A	–	101	3
Shareholder reports - Class C	–	48	–
Shareholder reports - Class P	1	14	1
Shareholder reports - Institutional	1	18	3
Transfer agent fees - Class A	1,156	1,079	39
Transfer agent fees - Class B	316	N/A	N/A
Transfer agent fees - Class C	152	564	9
Transfer agent fees - Class P	8	63	5
Transfer agent fees - Institutional	37	99	49
Custodian fees	5	116	82
Directors' expenses	47	55	5
Professional fees	18	26	27
Other expenses	48	32	1
Total Gross Expenses	22,751	27,620	2,010
Less: Reimbursement from Manager - Class A	–	–	24
Less: Reimbursement from Manager - Class C	–	–	18
Less: Reimbursement from Manager - Class P	–	–	26
Less: Reimbursement from Manager - Institutional	–	–	70
Total Net Expenses	22,751	27,620	1,872
Net Investment Income (Loss)	100,915	130,044	3,006

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(4,299)	6,037	(3,389)
Foreign currency transactions	–	(37)	564
Change in unrealized appreciation/depreciation of:
Investments	117,522	(100,445)	(8,189)
Translation of assets and liabilities in foreign currencies	–	7	(119)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	113,223	(94,438)	(11,133)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 214,138	$ 35,606	$ (8,127)

See accompanying notes.

85

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Government & High
Amounts in thousands	Quality Bond Fund	High Yield Fund	High Yield Fund I
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 744	$ –
Dividends	–	5,227	494
Withholding tax from affiliated securities	–	(89)	–
Withholding tax	–	(20)	(2)
Interest from affiliated securities	–	1,507	–
Interest	69,204	274,932	116,535
Total Income	69,204	282,301	117,027
Expenses:
Management and investment advisory fees	8,415	16,973	9,066
Distribution fees - Class A	1,005	4,634	N/A
Distribution fees - Class B	244	636	N/A
Distribution fees - Class C	742	5,113	N/A
Distribution fees - Class J	512	N/A	N/A
Distribution fees - R-1	13	N/A	N/A
Distribution fees - R-2	22	N/A	N/A
Distribution fees - R-3	48	N/A	N/A
Distribution fees - R-4	8	N/A	N/A
Administrative service fees - R-1	10	N/A	N/A
Administrative service fees - R-2	15	N/A	N/A
Administrative service fees - R-3	13	N/A	N/A
Administrative service fees - R-4	2	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	50	90	N/A
Registration fees - Class B	8	12	N/A
Registration fees - Class C	20	35	N/A
Registration fees - Class J	16	N/A	N/A
Registration fees - Class P	15	20	N/A
Registration fees - Institutional	21	40	70
Service fees - R-1	9	N/A	N/A
Service fees - R-2	19	N/A	N/A
Service fees - R-3	48	N/A	N/A
Service fees - R-4	19	N/A	N/A
Service fees - R-5	38	N/A	N/A
Shareholder reports - Class A	7	–	N/A
Shareholder reports - Class C	4	16	N/A
Shareholder reports - Class J	18	N/A	N/A
Shareholder reports - Class P	–	29	N/A
Shareholder reports - Institutional	1	63	4
Transfer agent fees - Class A	599	2,714	N/A
Transfer agent fees - Class B	85	104	N/A
Transfer agent fees - Class C	79	553	N/A
Transfer agent fees - Class J	205	N/A	N/A
Transfer agent fees - Class P	3	129	N/A
Transfer agent fees - Institutional	5	319	18
Custodian fees	7	18	14
Directors' expenses	20	79	15
Professional fees	19	20	58
Other expenses	29	70	23
Total Gross Expenses	12,395	31,667	9,268
Less: Reimbursement from Manager - Class B	57	–	N/A
Less: Reimbursement from Manager - Class C	10	–	N/A
Less: Reimbursement from Manager - Class J	25	N/A	N/A
Less: Reimbursement from Manager - Class P	10	–	N/A
Less: Reimbursement from Manager - Institutional	–	103	–
Less: Reimbursement from Manager - R-1	4	N/A	N/A
Less: Reimbursement from Manager - R-2	7	N/A	N/A
Less: Reimbursement from Manager - R-3	18	N/A	N/A
Less: Reimbursement from Manager - R-4	7	N/A	N/A
Less: Reimbursement from Manager - R-5	14	N/A	N/A
Less: Reimbursement from Distributor - Class A	402	–	N/A
Less: Reimbursement from Distributor - Class J	161	N/A	N/A
Total Net Expenses	11,680	31,564	9,268
Net Investment Income (Loss)	57,524	250,737	107,759

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	26,052	121,243	33,418
Investment transactions in affiliated securities	–	(1,584)	–
Foreign currency transactions	–	132	–
Swap agreements	–	103	–
Change in unrealized appreciation/depreciation of:
Investments	(22,304)	(231,964)	(90,984)
Investments in affiliated securities	–	(7,296)	–
Swap agreements	–	1,503	–
Translation of assets and liabilities in foreign currencies	–	(56)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	3,748	(117,919)	(57,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 61,272	$ 132,818	$ 50,193

See accompanying notes.

86

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

			International
		Inflation	Emerging
Amounts in thousands	Income Fund	Protection Fund	Markets Fund
Net Investment Income (Loss)
Income:
Dividends	$ –	$ –	$ 49,947
Withholding tax	–	–	(5,390)
Interest	82,680	28,322	10
Total Income	82,680	28,322	44,567
Expenses:
Management and investment advisory fees	7,318	2,948	18,968
Distribution fees - Class A	650	55	336
Distribution fees - Class B	276	N/A	136
Distribution fees - Class C	580	43	133
Distribution fees - Class J	203	38	892
Distribution fees - R-1	1	3	31
Distribution fees - R-2	1	3	37
Distribution fees - R-3	11	8	100
Distribution fees - R-4	2	1	28
Administrative service fees - R-1	1	3	25
Administrative service fees - R-2	–	2	25
Administrative service fees - R-3	3	2	28
Administrative service fees - R-4	1	–	8
Administrative service fees - R-5	–	–	4
Registration fees - Class A	37	18	14
Registration fees - Class B	9	N/A	13
Registration fees - Class C	16	14	14
Registration fees - Class J	25	11	–
Registration fees - Class P	15	N/A	15
Registration fees - Institutional	27	20	26
Service fees - R-1	1	2	22
Service fees - R-2	–	2	31
Service fees - R-3	11	9	100
Service fees - R-4	5	2	70
Service fees - R-5	12	4	95
Shareholder reports - Class A	5	1	–
Shareholder reports - Class C	3	–	–
Shareholder reports - Class J	2	1	25
Shareholder reports - Institutional	12	–	39
Transfer agent fees - Class A	350	41	349
Transfer agent fees - Class B	68	N/A	66
Transfer agent fees - Class C	83	11	42
Transfer agent fees - Class J	122	21	266
Transfer agent fees - Class P	3	N/A	1
Transfer agent fees - Institutional	80	7	101
Custodian fees	4	2	1,094
Directors' expenses	16	16	23
Professional fees	19	18	39
Other expenses	22	11	42
Total Gross Expenses	9,994	3,317	23,238
Less: Reimbursement from Manager - Class A	–	4	–
Less: Reimbursement from Manager - Class B	–	N/A	2
Less: Reimbursement from Manager - Class C	–	15	–
Less: Reimbursement from Manager - Class J	19	–	–
Less: Reimbursement from Manager - Class P	10	N/A	16
Less: Reimbursement from Distributor - Class J	65	12	280
Total Net Expenses	9,900	3,286	22,940
Net Investment Income (Loss)	72,780	25,036	21,627

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(8,601)	36,375	129,742
Foreign currency transactions	2	191	(3,700)
Futures contracts	–	(9,803)	–
Swap agreements	–	1,055	–
Change in unrealized appreciation/depreciation of:
Investments	(763)	18,191	(259,591)
Futures contracts	–	(1,035)	–
Swap agreements	–	306	–
Translation of assets and liabilities in foreign currencies	(1)	(18)	197
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	(9,363)	45,262	(133,352)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 63,417	$ 70,298	$ (111,725)

See accompanying notes.

87

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		International	LargeCap
Amounts in thousands	International Fund I	Value Fund I	Blend Fund II(a)
Net Investment Income (Loss)
Income:
Dividends	$ 39,014	$ 51,830	$ 19,316
Withholding tax	(4,586)	(5,767)	(139)
Interest	27	40	41
Total Income	34,455	46,103	19,218
Expenses:
Management and investment advisory fees	15,298	15,007	7,527
Distribution fees - Class A	N/A	N/A	1
Distribution fees - Class B	N/A	N/A	1
Distribution fees - Class J	N/A	N/A	459
Distribution fees - R-1	22	N/A	11
Distribution fees - R-2	22	N/A	35
Distribution fees - R-3	30	N/A	63
Distribution fees - R-4	13	N/A	16
Administrative service fees - R-1	18	N/A	9
Administrative service fees - R-2	15	N/A	24
Administrative service fees - R-3	8	N/A	17
Administrative service fees - R-4	4	N/A	5
Administrative service fees - R-5	1	N/A	2
Registration fees - Class B	N/A	N/A	1
Registration fees - Class C	N/A	N/A	1
Registration fees - Class J	N/A	N/A	13
Registration fees - Institutional	17	37	18
Service fees - R-1	16	N/A	8
Service fees - R-2	18	N/A	29
Service fees - R-3	29	N/A	62
Service fees - R-4	33	N/A	39
Service fees - R-5	33	N/A	58
Shareholder reports - Class J	N/A	N/A	13
Shareholder reports - Institutional	18	–	14
Transfer agent fees - Class A	N/A	N/A	6
Transfer agent fees - Class B	N/A	N/A	2
Transfer agent fees - Class J	N/A	N/A	109
Transfer agent fees - Institutional	100	38	99
Custodian fees	423	244	16
Directors' expenses	25	15	27
Professional fees	32	23	17
Other expenses	28	19	18
Total Gross Expenses	16,203	15,383	8,720
Less: Reimbursement from Manager	368	416	183
Less: Reimbursement from Manager - Class A	–	N/A	4
Less: Reimbursement from Manager - Class B	–	N/A	2
Less: Reimbursement from Manager - Class C	–	N/A	1
Less: Reimbursement from Distributor - Class J	N/A	N/A	145
Total Net Expenses	15,835	14,967	8,385
Net Investment Income (Loss)	18,620	31,136	10,833

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	60,522	56,631	34,194
Foreign currency transactions	(461)	(1,711)	–
Futures contracts	(1,450)	(1,328)	4,778
Change in unrealized appreciation/depreciation of:
Investments	(179,803)	(175,759)	(2,672)
Futures contracts	429	440	1,351
Translation of assets and liabilities in foreign currencies	(184)	(198)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	(120,947)	(121,925)	37,651
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (102,327)	$ (90,789)	$ 48,484

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

88

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Growth Fund	Growth Fund I(a)	Growth Fund II(a)
Net Investment Income (Loss)
Income:
Dividends	$ 21,061	$ 25,211	$ 17,665
Withholding tax	(17)	(64)	(21)
Interest	56	91	20
Total Income	21,100	25,238	17,664
Expenses:
Management and investment advisory fees	15,148	19,921	10,619
Distribution fees - Class A	812	2	–
Distribution fees - Class B	159	1	N/A
Distribution fees - Class C	117	–	–
Distribution fees - Class J	208	277	127
Distribution fees - R-1	60	12	5
Distribution fees - R-2	36	26	20
Distribution fees - R-3	118	119	23
Distribution fees - R-4	30	20	9
Administrative service fees - R-1	48	10	4
Administrative service fees - R-2	24	17	14
Administrative service fees - R-3	33	33	6
Administrative service fees - R-4	9	6	3
Administrative service fees - R-5	13	9	2
Registration fees - Class A	–	1	1
Registration fees - Class B	8	–	N/A
Registration fees - Class C	15	1	–
Registration fees - Class J	12	15	12
Registration fees - Class P	15	N/A	N/A
Registration fees - Institutional	23	14	17
Service fees - R-1	43	8	4
Service fees - R-2	30	22	17
Service fees - R-3	118	119	23
Service fees - R-4	74	50	22
Service fees - R-5	339	223	53
Shareholder reports - Class A	–	1	–
Shareholder reports - Class J	8	10	4
Shareholder reports - Institutional	29	–	4
Transfer agent fees - Class A	1,101	8	1
Transfer agent fees - Class B	92	1	N/A
Transfer agent fees - Class C	31	–	–
Transfer agent fees - Class J	71	117	42
Transfer agent fees - Class P	1	N/A	N/A
Transfer agent fees - Institutional	157	57	23
Custodian fees	3	9	15
Directors' expenses	28	41	29
Professional fees	20	20	17
Other expenses	36	44	26
Total Gross Expenses	19,069	21,214	11,142
Less: Reimbursement from Manager	–	515	159
Less: Reimbursement from Manager - Class A	–	5	1
Less: Reimbursement from Manager - Class B	–	1	N/A
Less: Reimbursement from Manager - Class C	–	1	–
Less: Reimbursement from Manager - Class P	15	N/A	N/A
Less: Reimbursement from Distributor - Class J	66	88	40
Total Net Expenses	18,988	20,604	10,942
Net Investment Income (Loss)	2,112	4,634	6,722

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	179,271	261,511	165,005
Foreign currency transactions	–	–	(73)
Futures contracts	–	4,235	832
Change in unrealized appreciation/depreciation of:
Investments	(69,147)	(3,307)	(76,052)
Futures contracts	–	2,514	2,131
Translation of assets and liabilities in foreign currencies	–	–	5
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	110,124	264,953	91,848
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 112,236	$ 269,587	$ 98,570

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

89

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	LargeCap S&P 500	LargeCap	LargeCap
Amounts in thousands	Index Fund	Value Fund	Value Fund I
Net Investment Income (Loss)
Income:
Dividends	$ 48,611	$ 26,765	$ 47,555
Withholding tax	–	(37)	(62)
Interest	57	25	48
Total Income	48,668	26,753	47,541
Expenses:
Management and investment advisory fees	3,677	6,092	16,401
Distribution fees - Class A	243	416	N/A
Distribution fees - Class B	N/A	53	N/A
Distribution fees - Class C	65	19	N/A
Distribution fees - Class J	1,509	208	N/A
Distribution fees - R-1	61	5	18
Distribution fees - R-2	124	8	7
Distribution fees - R-3	321	6	11
Distribution fees - R-4	115	2	4
Administrative service fees - R-1	49	3	14
Administrative service fees - R-2	83	6	5
Administrative service fees - R-3	90	2	3
Administrative service fees - R-4	34	1	1
Administrative service fees - R-5	22	–	1
Registration fees - Class A	18	15	N/A
Registration fees - Class B	N/A	14	N/A
Registration fees - Class C	13	14	N/A
Registration fees - Class J	10	12	N/A
Registration fees - Institutional	99	11	–
Service fees - R-1	44	3	13
Service fees - R-2	103	7	6
Service fees - R-3	321	7	10
Service fees - R-4	287	6	10
Service fees - R-5	567	14	13
Shareholder reports - Class J	39	8	N/A
Shareholder reports - Institutional	14	14	–
Transfer agent fees - Class A	494	465	N/A
Transfer agent fees - Class B	N/A	34	N/A
Transfer agent fees - Class C	16	10	N/A
Transfer agent fees - Class J	344	90	N/A
Transfer agent fees - Institutional	102	100	2
Custodian fees	11	4	10
Directors' expenses	35	13	10
Professional fees	20	18	18
Other expenses	65	18	14
Total Gross Expenses	8,995	7,698	16,571
Less: Reimbursement from Manager	–	–	298
Less: Reimbursement from Manager - Class B	N/A	10	N/A
Less: Reimbursement from Manager - Class C	20	20	N/A
Less: Reimbursement from Distributor - Class J	476	66	N/A
Total Net Expenses	8,499	7,602	16,273
Net Investment Income (Loss)	40,169	19,151	31,268

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,159	71,592	149,583
Futures contracts	4,573	842	5,637
Change in unrealized appreciation/depreciation of:
Investments	119,996	(28,627)	(68,411)
Futures contracts	(1,066)	497	2,678
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	138,662	44,304	89,487
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 178,831	$ 63,455	$ 120,755

See accompanying notes.

90

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	LargeCap		MidCap
Amounts in thousands	Value Fund III(a)	MidCap Blend Fund	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$ 31,304	$ 18,314	$ 499
Withholding tax	(19)	(301)	(1)
Interest	30	18	2
Total Income	31,315	18,031	500
Expenses:
Management and investment advisory fees	11,123	9,618	854
Distribution fees - Class A	1	1,578	N/A
Distribution fees - Class B	1	346	N/A
Distribution fees - Class C	–	318	N/A
Distribution fees - Class J	313	877	119
Distribution fees - R-1	13	8	5
Distribution fees - R-2	37	22	10
Distribution fees - R-3	45	56	19
Distribution fees - R-4	12	22	10
Administrative service fees - R-1	11	6	4
Administrative service fees - R-2	25	14	7
Administrative service fees - R-3	13	16	5
Administrative service fees - R-4	3	7	3
Administrative service fees - R-5	2	5	4
Registration fees - Class A	–	35	N/A
Registration fees - Class B	1	9	N/A
Registration fees - Class C	1	15	N/A
Registration fees - Class J	12	13	12
Registration fees - Class P	N/A	27	N/A
Registration fees - Institutional	13	20	12
Service fees - R-1	10	6	4
Service fees - R-2	31	18	9
Service fees - R-3	45	56	19
Service fees - R-4	29	56	24
Service fees - R-5	48	113	94
Shareholder reports - Class A	–	8	N/A
Shareholder reports - Class C	–	1	N/A
Shareholder reports - Class J	13	26	4
Shareholder reports - Institutional	–	10	1
Transfer agent fees - Class A	6	1,190	N/A
Transfer agent fees - Class B	2	141	N/A
Transfer agent fees - Class C	–	61	N/A
Transfer agent fees - Class J	101	275	43
Transfer agent fees - Class P	N/A	9	N/A
Transfer agent fees - Institutional	1	61	15
Custodian fees	13	8	4
Directors' expenses	31	35	7
Professional fees	18	18	16
Other expenses	34	26	3
Total Gross Expenses	12,008	15,130	1,307
Less: Reimbursement from Manager	171	–	–
Less: Reimbursement from Manager - Class A	6	20	N/A
Less: Reimbursement from Manager - Class B	2	6	N/A
Less: Reimbursement from Manager - Class C	1	–	N/A
Less: Reimbursement from Manager - Institutional	–	–	16
Less: Reimbursement from Distributor - Class J	99	277	37
Total Net Expenses	11,729	14,827	1,254
Net Investment Income (Loss)	19,586	3,204	(754)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	175,696	111,781	17,427
Foreign currency transactions	–	(6)	–
Futures contracts	1,188	–	–
Change in unrealized appreciation/depreciation of:
Investments	(115,039)	58,385	(6,204)
Futures contracts	(101)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	61,744	170,160	11,223
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 81,330	$ 173,364	$ 10,469

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

91

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	MidCap	MidCap S&P 400	MidCap
Amounts in thousands	Growth Fund III(a)	Index Fund	Value Fund I(a)
Net Investment Income (Loss)
Income:
Dividends	$ 14,233	$ 5,214	$ 26,452
Withholding tax	(42)	–	(1)
Interest	48	10	45
Total Income	14,239	5,224	26,496
Expenses:
Management and investment advisory fees	15,801	643	15,164
Distribution fees - Class A	1	N/A	–
Distribution fees - Class B	1	N/A	–
Distribution fees - Class J	158	212	258
Distribution fees - R-1	19	35	26
Distribution fees - R-2	29	67	53
Distribution fees - R-3	98	152	102
Distribution fees - R-4	36	43	31
Administrative service fees - R-1	15	28	21
Administrative service fees - R-2	20	45	35
Administrative service fees - R-3	28	42	29
Administrative service fees - R-4	11	13	9
Administrative service fees - R-5	3	10	4
Registration fees - Class A	–	N/A	1
Registration fees - Class B	1	N/A	1
Registration fees - Class C	1	N/A	–
Registration fees - Class J	14	13	14
Registration fees - Institutional	6	22	18
Service fees - R-1	14	25	19
Service fees - R-2	24	56	44
Service fees - R-3	98	152	101
Service fees - R-4	89	109	78
Service fees - R-5	87	262	100
Shareholder reports - Class A	1	N/A	–
Shareholder reports - Class J	5	6	11
Shareholder reports - Institutional	–	16	17
Transfer agent fees - Class A	5	N/A	2
Transfer agent fees - Class B	1	N/A	–
Transfer agent fees - Class C	1	N/A	–
Transfer agent fees - Class J	51	70	95
Transfer agent fees - Institutional	3	98	116
Custodian fees	17	7	27
Directors' expenses	38	14	39
Professional fees	17	16	17
Other expenses	26	13	27
Total Gross Expenses	16,719	2,169	16,459
Less: Reimbursement from Manager	361	–	310
Less: Reimbursement from Manager - Class A	4	N/A	3
Less: Reimbursement from Manager - Class B	2	N/A	1
Less: Reimbursement from Manager - Class C	1	N/A	1
Less: Reimbursement from Manager - Institutional	–	82	–
Less: Reimbursement from Distributor - Class J	50	67	81
Total Net Expenses	16,301	2,020	16,063
Net Investment Income (Loss)	(2,062)	3,204	10,433

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	257,143	18,128	182,492
Futures contracts	5,814	290	7,169
Change in unrealized appreciation/depreciation of:
Investments	(113,395)	1,302	(134,515)
Futures contracts	608	(222)	(710)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	150,170	19,498	54,436
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 148,108	$ 22,702	$ 64,869

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

92

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	MidCap		Principal Capital
Amounts in thousands	Value Fund III	Money Market Fund	Appreciation Fund
Net Investment Income (Loss)
Income:
Dividends	$ 2,013	$ –	$ 23,953
Withholding tax	–	–	(143)
Interest	2	3,687	35
Total Income	2,015	3,687	23,845
Expenses:
Management and investment advisory fees	628	5,141	7,101
Distribution fees - Class A	N/A	N/A	1,066
Distribution fees - Class B	N/A	278	584
Distribution fees - Class C	N/A	211	211
Distribution fees - Class J	382	740	N/A
Distribution fees - R-1	2	33	2
Distribution fees - R-2	4	69	2
Distribution fees - R-3	5	121	7
Distribution fees - R-4	1	23	5
Administrative service fees - R-1	1	26	1
Administrative service fees - R-2	3	46	2
Administrative service fees - R-3	1	34	2
Administrative service fees - R-4	–	7	2
Administrative service fees - R-5	1	11	1
Registration fees - Class A	N/A	–	6
Registration fees - Class C	N/A	–	15
Registration fees - Class J	12	–	N/A
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	11	35	22
Service fees - R-1	1	23	1
Service fees - R-2	3	57	2
Service fees - R-3	4	121	7
Service fees - R-4	3	57	13
Service fees - R-5	17	288	33
Shareholder reports - Class B	N/A	6	–
Shareholder reports - Class C	N/A	1	–
Shareholder reports - Class J	13	–	N/A
Transfer agent fees - Class A	N/A	712	750
Transfer agent fees - Class B	N/A	53	214
Transfer agent fees - Class C	N/A	20	49
Transfer agent fees - Class J	105	330	N/A
Transfer agent fees - Class P	N/A	N/A	4
Transfer agent fees - Institutional	1	4	21
Custodian fees	5	2	11
Directors' expenses	7	32	20
Professional fees	16	24	19
Other expenses	3	29	18
Total Gross Expenses	1,229	8,534	10,206
Less: Reimbursement from Manager	14	–	–
Less: Reimbursement from Manager - Class A	N/A	1,314	–
Less: Reimbursement from Manager - Class B	N/A	298	–
Less: Reimbursement from Manager - Class C	N/A	47	–
Less: Reimbursement from Manager - Class J	–	1,419	N/A
Less: Reimbursement from Manager - Class P	N/A	N/A	11
Less: Reimbursement from Manager - Institutional	12	324	–
Less: Reimbursement from Manager - R-1	–	60	–
Less: Reimbursement from Manager - R-2	–	129	–
Less: Reimbursement from Manager - R-3	–	212	–
Less: Reimbursement from Manager - R-4	–	91	–
Less: Reimbursement from Manager - R-5	–	426	–
Less: Reimbursement from Distributor - Class B	N/A	70	–
Less: Reimbursement from Distributor - Class C	N/A	211	–
Less: Reimbursement from Distributor - Class J	120	–	N/A
Less: Reimbursement from Distributor - R-1	–	33	–
Less: Reimbursement from Distributor - R-2	–	69	–
Less: Reimbursement from Distributor - R-3	–	121	–
Less: Reimbursement from Distributor - R-4	–	23	–
Total Net Expenses	1,083	3,687	10,195
Net Investment Income (Loss)	932	–	13,650

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	9,951	4	21,191
Futures contracts	(346)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(3,861)	–	52,912
Futures contracts	271	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	6,015	4	74,103
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 6,947	$ 4	$ 87,753

See accompanying notes.

93

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2015 Fund	2020 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 45,286	$ 13,388	$ 110,696
Total Income	45,286	13,388	110,696
Expenses:
Management and investment advisory fees	524	177	1,501
Distribution fees - Class A	93	N/A	217
Distribution fees - Class B	N/A	N/A	83
Distribution fees - Class J	949	N/A	2,634
Distribution fees - R-1	82	51	212
Distribution fees - R-2	113	41	293
Distribution fees - R-3	235	114	603
Distribution fees - R-4	81	51	232
Administrative service fees - R-1	66	41	170
Administrative service fees - R-2	75	27	195
Administrative service fees - R-3	66	32	169
Administrative service fees - R-4	24	15	69
Administrative service fees - R-5	13	4	36
Registration fees - Class A	10	N/A	15
Registration fees - Class B	N/A	N/A	15
Registration fees - Class J	11	N/A	17
Registration fees - Institutional	11	23	31
Service fees - R-1	58	37	152
Service fees - R-2	94	34	244
Service fees - R-3	235	114	603
Service fees - R-4	202	128	579
Service fees - R-5	321	89	899
Shareholder reports - Class A	1	N/A	2
Shareholder reports - Class J	6	N/A	20
Transfer agent fees - Class A	65	N/A	142
Transfer agent fees - Class B	N/A	N/A	17
Transfer agent fees - Class J	86	N/A	265
Transfer agent fees - Institutional	8	1	20
Directors' expenses	47	19	128
Professional fees	16	14	20
Other expenses	28	9	77
Total Gross Expenses	3,520	1,021	9,660
Less: Reimbursement from Manager - Class A	29	N/A	49
Less: Reimbursement from Manager - Class B	N/A	N/A	21
Less: Reimbursement from Distributor - Class J	299	N/A	831
Total Net Expenses	3,192	1,021	8,759
Net Investment Income (Loss)	42,094	12,367	101,937

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	2,384	6,618	(743)
Capital gain distribution received from affiliated securities	7,040	2,348	22,302
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	24,688	(1,970)	48,890
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	34,112	6,996	70,449
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 76,206	$ 19,363	$ 172,386

See accompanying notes.

94

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2025 Fund	2030 Fund	2035 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 12,577	$ 87,092	$ 7,263
Total Income	12,577	87,092	7,263
Expenses:
Management and investment advisory fees	202	1,364	129
Distribution fees - Class A	N/A	173	N/A
Distribution fees - Class B	N/A	79	N/A
Distribution fees - Class J	N/A	2,533	N/A
Distribution fees - R-1	53	187	43
Distribution fees - R-2	43	276	22
Distribution fees - R-3	140	566	103
Distribution fees - R-4	49	205	34
Administrative service fees - R-1	42	149	34
Administrative service fees - R-2	29	184	15
Administrative service fees - R-3	39	158	29
Administrative service fees - R-4	15	62	10
Administrative service fees - R-5	5	33	3
Registration fees - Class A	N/A	18	N/A
Registration fees - Class B	N/A	15	N/A
Registration fees - Class J	N/A	22	N/A
Registration fees - Institutional	26	33	21
Service fees - R-1	38	133	31
Service fees - R-2	36	230	19
Service fees - R-3	140	566	102
Service fees - R-4	123	513	85
Service fees - R-5	133	820	79
Shareholder reports - Class A	N/A	2	N/A
Shareholder reports - Class J	N/A	27	N/A
Transfer agent fees - Class A	N/A	135	N/A
Transfer agent fees - Class B	N/A	18	N/A
Transfer agent fees - Class J	N/A	357	N/A
Transfer agent fees - Institutional	1	6	1
Directors' expenses	21	118	15
Professional fees	15	19	14
Other expenses	10	69	7
Total Gross Expenses	1,160	9,070	796
Less: Reimbursement from Manager - Class A	N/A	67	N/A
Less: Reimbursement from Manager - Class B	N/A	24	N/A
Less: Reimbursement from Distributor - Class J	N/A	800	N/A
Total Net Expenses	1,160	8,179	796
Net Investment Income (Loss)	11,417	78,913	6,467

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(48)	5,391	(108)
Capital gain distribution received from affiliated securities	2,762	19,359	1,709
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	3,955	46,833	1,943
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	6,669	71,583	3,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 18,086	$ 150,496	$ 10,011

See accompanying notes.

95

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2040 Fund	2045 Fund	2050 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 46,747	$ 3,097	$ 18,369
Total Income	46,747	3,097	18,369
Expenses:
Management and investment advisory fees	807	60	340
Distribution fees - Class A	108	N/A	66
Distribution fees - Class B	57	N/A	17
Distribution fees - Class J	1,241	N/A	285
Distribution fees - R-1	125	24	54
Distribution fees - R-2	157	11	69
Distribution fees - R-3	326	63	120
Distribution fees - R-4	114	15	44
Administrative service fees - R-1	100	19	43
Administrative service fees - R-2	104	7	46
Administrative service fees - R-3	91	18	34
Administrative service fees - R-4	34	5	13
Administrative service fees - R-5	19	1	7
Registration fees - Class A	10	N/A	15
Registration fees - Class B	15	N/A	15
Registration fees - Class J	24	N/A	20
Registration fees - Institutional	27	17	19
Service fees - R-1	89	17	38
Service fees - R-2	130	9	57
Service fees - R-3	326	63	121
Service fees - R-4	285	38	111
Service fees - R-5	470	36	187
Shareholder reports - Class A	2	N/A	1
Shareholder reports - Class J	18	N/A	6
Transfer agent fees - Class A	107	N/A	80
Transfer agent fees - Class B	16	N/A	9
Transfer agent fees - Class J	281	N/A	121
Transfer agent fees - Institutional	3	1	2
Directors' expenses	73	9	34
Professional fees	17	14	16
Other expenses	40	3	17
Total Gross Expenses	5,216	430	2,007
Less: Reimbursement from Manager - Class A	65	N/A	64
Less: Reimbursement from Manager - Class B	23	N/A	22
Less: Reimbursement from Distributor - Class J	392	N/A	90
Total Net Expenses	4,736	430	1,831
Net Investment Income (Loss)	42,011	2,667	16,538

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	3,459	(1)	2,213
Capital gain distribution received from affiliated securities	11,599	822	5,038
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	24,475	(104)	9,866
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	39,533	717	17,117
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 81,544	$ 3,384	$ 33,655

See accompanying notes.

96

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		Principal LifeTime
	Principal LifeTime	Strategic	Real Estate
Amounts in thousands	2055 Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 434	$ 21,603	$ –
Dividends	–	–	28,171
Interest	–	–	15
Total Income	434	21,603	28,186
Expenses:
Management and investment advisory fees	9	201	14,083
Distribution fees - Class A	N/A	64	302
Distribution fees - Class B	N/A	8	107
Distribution fees - Class C	N/A	N/A	164
Distribution fees - Class J	N/A	283	598
Distribution fees - R-1	3	42	25
Distribution fees - R-2	1	37	42
Distribution fees - R-3	4	86	101
Distribution fees - R-4	2	29	28
Administrative service fees - R-1	2	34	20
Administrative service fees - R-2	1	25	28
Administrative service fees - R-3	1	24	28
Administrative service fees - R-4	1	8	8
Administrative service fees - R-5	–	4	8
Registration fees - Class A	N/A	14	28
Registration fees - Class B	N/A	15	13
Registration fees - Class C	N/A	N/A	15
Registration fees - Class J	N/A	16	13
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	14	17	25
Service fees - R-1	2	30	18
Service fees - R-2	1	31	35
Service fees - R-3	4	86	101
Service fees - R-4	5	72	71
Service fees - R-5	4	95	188
Shareholder reports - Class A	N/A	–	5
Shareholder reports - Class C	N/A	N/A	1
Shareholder reports - Class J	N/A	3	17
Shareholder reports - Institutional	–	–	45
Transfer agent fees - Class A	N/A	49	313
Transfer agent fees - Class B	N/A	7	58
Transfer agent fees - Class C	N/A	N/A	39
Transfer agent fees - Class J	N/A	38	223
Transfer agent fees - Class P	N/A	N/A	3
Transfer agent fees - Institutional	1	2	157
Custodian fees	–	–	6
Directors' expenses	5	22	32
Professional fees	13	14	17
Other expenses	–	11	32
Total Gross Expenses	73	1,367	17,012
Less: Reimbursement from Manager - Class A	N/A	32	–
Less: Reimbursement from Manager - Class B	N/A	20	32
Less: Reimbursement from Manager - Class P	N/A	N/A	9
Less: Reimbursement from Manager - Institutional	18	–	–
Less: Reimbursement from Distributor - Class J	N/A	89	188
Total Net Expenses	55	1,226	16,783
Net Investment Income (Loss)	379	20,377	11,403

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	147,048
Investment transactions in affiliated securities	26	884	–
Capital gain distribution received from affiliated securities	112	2,357	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	15,930
Investments in affiliated securities	(219)	819	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	(81)	4,060	162,978
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 298	$ 24,437	$ 174,381

See accompanying notes.

97

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 96,248	$ 30,901	$ 50,105
Total Income	96,248	30,901	50,105
Expenses:
Management and investment advisory fees	11,175	2,977	7,894
Distribution fees - Class A	4,125	816	2,986
Distribution fees - Class B	3,675	646	2,745
Distribution fees - Class C	5,755	1,739	4,871
Distribution fees - Class J	2,143	951	972
Distribution fees - R-1	18	11	14
Distribution fees - R-2	22	11	17
Distribution fees - R-3	55	29	25
Distribution fees - R-4	14	4	10
Administrative service fees - R-1	15	9	11
Administrative service fees - R-2	15	7	11
Administrative service fees - R-3	15	8	7
Administrative service fees - R-4	4	2	3
Administrative service fees - R-5	4	1	3
Registration fees - Class A	25	25	21
Registration fees - Class B	–	13	3
Registration fees - Class C	12	22	9
Registration fees - Class J	58	33	31
Registration fees - Institutional	27	19	18
Service fees - R-1	13	8	10
Service fees - R-2	18	9	15
Service fees - R-3	55	29	25
Service fees - R-4	34	11	24
Service fees - R-5	90	23	66
Shareholder reports - Class A	55	9	39
Shareholder reports - Class B	6	3	8
Shareholder reports - Class C	14	4	14
Shareholder reports - Class J	10	6	7
Transfer agent fees - Class A	1,724	315	1,394
Transfer agent fees - Class B	568	94	445
Transfer agent fees - Class C	502	145	541
Transfer agent fees - Class J	328	140	156
Transfer agent fees - Institutional	4	2	2
Directors' expenses	85	25	62
Professional fees	58	13	17
Other expenses	53	13	36
Total Gross Expenses	30,774	8,172	22,512
Less: Reimbursement from Distributor - Class J	680	302	308
Total Net Expenses	30,094	7,870	22,204
Net Investment Income (Loss)	66,154	23,031	27,901

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	26,173	10,422	32,813
Capital gain distribution received from affiliated securities	11,952	2,681	10,597
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	17,246	(6,423)	19,346
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	55,371	6,680	62,756
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 121,525	$ 29,711	$ 90,657

See accompanying notes.

98

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 43,672	$ 22,850	$ –
Interest	–	–	31,333
Total Income	43,672	22,850	31,333
Expenses:
Management and investment advisory fees	3,516	5,033	4,496
Distribution fees - Class A	1,239	1,931	473
Distribution fees - Class B	829	1,911	N/A
Distribution fees - Class C	1,904	3,009	884
Distribution fees - Class J	969	654	290
Distribution fees - R-1	3	12	3
Distribution fees - R-2	4	6	1
Distribution fees - R-3	13	23	8
Distribution fees - R-4	3	4	–
Administrative service fees - R-1	2	10	3
Administrative service fees - R-2	3	4	1
Administrative service fees - R-3	4	7	2
Administrative service fees - R-4	1	1	–
Administrative service fees - R-5	–	1	–
Registration fees - Class A	32	17	46
Registration fees - Class B	11	8	N/A
Registration fees - Class C	28	12	17
Registration fees - Class J	40	20	24
Registration fees - Class P	N/A	N/A	16
Registration fees - Institutional	18	16	25
Service fees - R-1	2	9	2
Service fees - R-2	3	5	1
Service fees - R-3	14	23	8
Service fees - R-4	9	10	1
Service fees - R-5	11	29	5
Shareholder reports - Class A	15	31	22
Shareholder reports - Class B	3	6	N/A
Shareholder reports - Class C	5	10	4
Shareholder reports - Class J	6	6	4
Shareholder reports - Institutional	1	–	7
Transfer agent fees - Class A	444	1,162	469
Transfer agent fees - Class B	134	355	N/A
Transfer agent fees - Class C	157	411	108
Transfer agent fees - Class J	173	129	142
Transfer agent fees - Class P	N/A	N/A	6
Transfer agent fees - Institutional	6	1	119
Custodian fees	–	–	5
Directors' expenses	29	41	19
Professional fees	13	52	20
Other expenses	15	23	18
Total Gross Expenses	9,659	14,982	7,249
Less: Reimbursement from Manager - Class P	N/A	N/A	1
Less: Reimbursement from Manager - R-3	–	–	1
Less: Reimbursement from Distributor - Class J	309	207	92
Total Net Expenses	9,350	14,775	7,155
Net Investment Income (Loss)	34,322	8,075	24,178

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	7,679
Investment transactions in affiliated securities	8,701	837	–
Futures contracts	–	–	(5,070)
Capital gain distribution received from affiliated securities	2,131	7,601	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(19,916)
Investments in affiliated securities	(11,117)	39,811	–
Futures contracts	–	–	913
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	(285)	48,249	(16,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 34,037	$ 56,324	$ 7,784

See accompanying notes.

99

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SmallCap	SmallCap	SmallCap
Amounts in thousands	Blend Fund	Growth Fund	Growth Fund I
Net Investment Income (Loss)
Income:
Dividends	$ 2,006	$ 602	$ 4,288
Withholding tax	–	–	(12)
Interest	7	4	83
Total Income	2,013	606	4,359
Expenses:
Management and investment advisory fees	1,688	784	14,160
Distribution fees - Class A	198	103	N/A
Distribution fees - Class B	50	20	N/A
Distribution fees - Class C	23	25	N/A
Distribution fees - Class J	410	123	99
Distribution fees - R-1	1	2	8
Distribution fees - R-2	4	1	12
Distribution fees - R-3	2	2	32
Distribution fees - R-4	2	–	7
Administrative service fees - R-1	1	2	7
Administrative service fees - R-2	2	1	8
Administrative service fees - R-3	1	–	9
Administrative service fees - R-4	1	–	2
Administrative service fees - R-5	–	–	2
Registration fees - Class A	18	12	N/A
Registration fees - Class B	14	13	N/A
Registration fees - Class C	14	14	N/A
Registration fees - Class J	12	15	13
Registration fees - Institutional	14	8	30
Service fees - R-1	–	1	6
Service fees - R-2	3	1	10
Service fees - R-3	2	1	32
Service fees - R-4	6	1	19
Service fees - R-5	9	10	52
Shareholder reports - Class J	15	5	3
Shareholder reports - Institutional	–	10	–
Transfer agent fees - Class A	281	190	N/A
Transfer agent fees - Class B	34	17	N/A
Transfer agent fees - Class C	13	13	N/A
Transfer agent fees - Class J	129	45	49
Transfer agent fees - Institutional	1	75	40
Custodian fees	8	9	34
Directors' expenses	10	6	20
Professional fees	16	16	16
Other expenses	5	4	14
Total Gross Expenses	2,987	1,529	14,684
Less: Reimbursement from Manager	–	–	288
Less: Reimbursement from Manager - Class B	17	19	N/A
Less: Reimbursement from Manager - Class C	17	15	N/A
Less: Reimbursement from Manager - Institutional	2	87	–
Less: Reimbursement from Distributor - Class J	129	39	31
Total Net Expenses	2,822	1,369	14,365
Net Investment Income (Loss)	(809)	(763)	(10,006)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	25,073	53,105	162,100
Futures contracts	306	557	2,147
Change in unrealized appreciation/depreciation of:
Investments	(11,481)	(33,995)	(37,229)
Futures contracts	(1)	(128)	2,677
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	13,897	19,539	129,695
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 13,088	$ 18,776	$ 119,689

See accompanying notes.

100

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SmallCap	SmallCap S&P 600	SmallCap
Amounts in thousands	Growth Fund II(a)	Index Fund	Value Fund
Net Investment Income (Loss)
Income:
Dividends	$ 847	$ 5,065	$ 3,085
Withholding tax	(2)	–	–
Interest	5	8	9
Total Income	850	5,073	3,094
Expenses:
Management and investment advisory fees	2,206	659	1,864
Distribution fees - Class A	–	N/A	40
Distribution fees - Class B	–	N/A	23
Distribution fees - Class C	–	N/A	31
Distribution fees - Class J	84	419	192
Distribution fees - R-1	5	29	7
Distribution fees - R-2	12	55	12
Distribution fees - R-3	17	132	21
Distribution fees - R-4	5	41	4
Administrative service fees - R-1	4	23	6
Administrative service fees - R-2	8	37	8
Administrative service fees - R-3	5	37	6
Administrative service fees - R-4	1	12	1
Administrative service fees - R-5	1	11	1
Registration fees - Class A	–	N/A	12
Registration fees - Class B	1	N/A	12
Registration fees - Class C	1	N/A	10
Registration fees - Class J	12	14	11
Registration fees - Institutional	4	16	10
Service fees - R-1	3	20	5
Service fees - R-2	10	46	10
Service fees - R-3	17	132	21
Service fees - R-4	13	104	10
Service fees - R-5	28	269	30
Shareholder reports - Class J	5	14	8
Shareholder reports - Institutional	–	15	8
Transfer agent fees - Class A	3	N/A	62
Transfer agent fees - Class B	1	N/A	17
Transfer agent fees - Class C	–	N/A	15
Transfer agent fees - Class J	48	158	74
Transfer agent fees - Institutional	1	100	50
Custodian fees	31	18	8
Directors' expenses	14	14	8
Professional fees	17	15	17
Other expenses	8	14	6
Total Gross Expenses	2,565	2,404	2,620
Less: Reimbursement from Manager	44	–	–
Less: Reimbursement from Manager - Class A	4	N/A	21
Less: Reimbursement from Manager - Class B	2	N/A	17
Less: Reimbursement from Manager - Class C	1	N/A	16
Less: Reimbursement from Manager - Class J	16	–	–
Less: Reimbursement from Manager - Institutional	–	89	9
Less: Reimbursement from Distributor - Class J	26	132	61
Total Net Expenses	2,472	2,183	2,496
Net Investment Income (Loss)	(1,622)	2,890	598

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	51,088	21,181	60,339
Futures contracts	1,023	(992)	(123)
Change in unrealized appreciation/depreciation of:
Investments	(27,351)	11,510	(36,251)
Futures contracts	325	489	(25)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	25,085	32,188	23,940
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 23,463	$ 35,078	$ 24,538

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

101

STATEMENT OF OPERATIONS PRINCIPAL FUNDS,INC. Year Ended October 31, 2011

SmallCap
Amounts in thousands	Value Fund II
Net Investment Income (Loss)
Income:
Dividends	$ 14,527
Withholding tax	(2)
Interest	36
Total Income	14,561
Expenses:
Management and investment advisory fees	10,051
Distribution fees - Class J	53
Distribution fees - R-1	9
Distribution fees - R-2	20
Distribution fees - R-3	44
Distribution fees - R-4	9
Administrative service fees - R-1	7
Administrative service fees - R-2	13
Administrative service fees - R-3	12
Administrative service fees - R-4	3
Administrative service fees - R-5	2
Registration fees - Class J	13
Registration fees - Institutional	14
Service fees - R-1	7
Service fees - R-2	16
Service fees - R-3	44
Service fees - R-4	23
Service fees - R-5	38
Shareholder reports - Class J	2
Transfer agent fees - Class J	26
Transfer agent fees - Institutional	26
Custodian fees	45
Directors' expenses	21
Professional fees	27
Other expenses	13
Total Gross Expenses	10,538
Less: Reimbursement from Manager	244
Less: Reimbursement from Distributor - Class J	16
Total Net Expenses	10,278
Net Investment Income (Loss)	4,283

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	73,589
Futures contracts	4,418
Change in unrealized appreciation/depreciation of:
Investments	(48,807)
Futures contracts	(1,046)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	28,154
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 32,437

See accompanying notes.

102

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Bond & Mortgage Securities Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 74,168		$ 87,598
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								(28,343)		3,410
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									41,041	156,492
		Net Increase (Decrease) in Net Assets Resulting from Operations							86,866	247,500

Dividends and Distributions to Shareholders
From net investment income								(75,766)		(73,060)
From tax return of capital									(1,891)	–
					Total Dividends and Distributions			(77,657)		(73,060)

Capital Share Transactions
Net increase (decrease) in capital share transactions									9,766	(215,329)
Redemption fees - Class J									–	3
				Total increase (decrease) in net assets					18,975	(40,886)

Net Assets
Beginning of period								1,976,050		2,016,936
End of period (including undistributed net investment income as set forth below)								$ 1,995,025		$ 1,976,050
Undistributed (overdistributed) net investment income (loss)								$ 341		$ 10,950

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 14,352 $	406 $	2,717	$ 24,839	$ 98,868	$ 2,967	$ 4,013 $	10,921 $	7,112	$ 27,390
Reinvested	4,522	244	151	7,270	58,806	339	777	1,448	1,260	2,479
Redeemed	(23,624)	(4,520)	(1,760)	(39,243)	(124,693)	(2,862)	(12,963)	(13,108)	(12,157)	(26,185)
Net Increase (Decrease)	$ (4,750) $	(3,870) $	1,108	$ (7,134) $	32,981	$ 444	$ (8,173) $	(739) $	(3,785) $	3,684
Shares:
Sold	1,360	38	258	2,341	9,382	282	385	1,047	667	2,602
Reinvested	429	23	14	687	5,589	32	74	138	118	236
Redeemed	(2,247)	(428)	(168)	(3,708)	(11,886)	(272)	(1,250)	(1,254)	(1,146)	(2,498)
Net Increase (Decrease)	(458)	(367)	104	(680)	3,085	42	(791)	(69)	(361)	340
Year Ended October 31, 2010
Dollars:
Sold	$ 19,771 $	1,143 $	2,793	$ 26,827	$ 129,306	$ 3,357	$ 4,831 $	8,512 $	14,745	$ 20,581
Reinvested	4,116	319	106	6,326	56,047	304	889	1,489	998	2,082
Redeemed	(27,203)	(4,942)	(1,312)	(32,721)	(387,884)	(3,674)	(9,159)	(18,081)	(8,176)	(26,719)
Net Increase (Decrease)	$ (3,316) $	(3,480) $	1,587	$ 432	$ (202,531) $	(13) $	(3,439) $	(8,080) $	7,567	$ (4,056)
Shares:
Sold	1,966	111	278	2,650	12,933	334	481	854	1,446	2,055
Reinvested	412	32	11	630	5,606	31	90	150	98	209
Redeemed	(2,700)	(488)	(131)	(3,237)	(38,620)	(365)	(916)	(1,808)	(800)	(2,683)
Net Increase (Decrease)	(322)	(345)	158	43	(20,081)	–	(345)	(804)	744	(419)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (4,674) $	(247) $	(166) $	(7,150) $	(57,379) $	(331) $	(758) $	(1,413) $	(1,229) $	(2,419)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
From tax return of capital	(117)	(6)	(4)	(179)	(1,432)	(8)	(19)	(35)	(31)	(60)
Total Dividends and
Distributions	$ (4,791) $	(253) $	(170) $	(7,329) $	(58,811) $	(339) $	(777) $	(1,448) $	(1,260) $	(2,479)
Year Ended October 31, 2010
From net investment
income	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)

See accompanying notes.

103

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Core Plus Bond Fund I
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 82,166	$ 59,371
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							(7,959)	120,062
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(59,875)	69,124
		Net Increase (Decrease) in Net Assets Resulting from Operations					14,332	248,557

Dividends and Distributions to Shareholders
From net investment income							(45,779)	(70,830)
From net realized gain on investments							(104,497)	(22,736)
					Total Dividends and Distributions		(150,276)	(93,566)

Capital Share Transactions
Net increase (decrease) in capital share transactions							246,263	692,352
				Total increase (decrease) in net assets			110,319	847,343

Net Assets
Beginning of period							2,944,565	2,097,222
End of period (including undistributed net investment income as set forth below)							$ 3,054,884	$ 2,944,565
Undistributed (overdistributed) net investment income (loss)							$ 72,769	$ 253

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 472,538	$ 1,557 $	3,023	$ 7,185	$ 6,242	$ 9,236
Reinvested	146,673	159	394	1,198	404	1,448
Redeemed	(372,933)	(1,810)	(3,552)	(9,643)	(3,491)	(12,365)
Net Increase (Decrease)	$ 246,278	$ (94) $	(135) $	(1,260) $	3,155	$ (1,681)
Shares:
Sold	42,653	142	275	649	566	834
Reinvested	13,483	15	37	111	37	133
Redeemed	(33,701)	(166)	(321)	(879)	(316)	(1,108)
Net Increase (Decrease)	22,435	(9)	(9)	(119)	287	(141)
Year Ended October 31, 2010
Dollars:
Sold	$ 833,188	$ 2,097 $	4,236	$ 12,308	$ 5,821	$ 35,892
Reinvested	91,523	69	221	655	214	884
Redeemed	(265,181)	(457)	(2,151)	(4,021)	(5,913)	(17,033)
Net Increase (Decrease)	$ 659,530	$ 1,709 $	2,306	$ 8,942	$ 122	$ 19,743
Shares:
Sold	75,209	188	380	1,108	521	3,244
Reinvested	8,283	6	20	60	19	80
Redeemed	(23,642)	(40)	(191)	(363)	(529)	(1,490)
Net Increase (Decrease)	59,850	154	209	805	11	1,834

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (44,792) $	(35) $	(101) $	(313) $	(118) $	(420)
From net realized gain on
investments	(101,881)	(124)	(293)	(885)	(286)	(1,028)
Total Dividends and
Distributions	$ (146,673) $	(159) $	(394) $	(1,198) $	(404) $	(1,448)
Year Ended October 31, 2010
From net investment
income	$ (69,295) $	(48) $	(155) $	(470) $	(157) $	(705)
From net realized gain on
investments	(22,228)	(21)	(66)	(185)	(57)	(179)
Total Dividends and
Distributions	$ (91,523) $	(69) $	(221) $	(655) $	(214) $	(884)

See accompanying notes.

104

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Diversified International Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 35,421		$ 19,145
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								107,754			76,860
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(187,980)		120,496
		Net Increase (Decrease) in Net Assets Resulting from Operations						(44,805)		216,501

Dividends and Distributions to Shareholders
From net investment income								(23,568)		(22,219)
					Total Dividends and Distributions			(23,568)		(22,219)

Capital Share Transactions
Net increase (decrease) in capital share transactions								1,052,828		154,306
Redemption fees - Class B									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets				984,455		348,591

Net Assets
Beginning of period								1,791,755		1,443,164
End of period (including undistributed net investment income as set forth below)								$ 2,776,210		$ 1,791,755
Undistributed (overdistributed) net investment income (loss)								$ 28,781		$ 16,018

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 20,687 $	117	$ 1,897 $	19,528 $	973	$ 297,570	$ 1,347 $	1,962 $	8,963 $	8,246 $	22,836
Issued in acquisitions	7,826	–	528	34,227	–	862,088	967	2,158	7,084	2,497	4,631
Reinvested	2,137	–	36	1,649	–	16,574	54	126	614	516	1,072
Redeemed	(47,238)	(6,809)	(3,120)	(34,510)	(203)	(117,152)	(3,060)	(8,044)	(20,060)	(14,615)	(21,271)
Net Increase (Decrease)	$ (16,588) $	(6,692) $	(659) $	20,894 $	770	$ 1,059,080	$ (692) $	(3,798) $	(3,399) $	(3,356) $	7,268
Shares:
Sold	2,069	11	187	1,956	96	29,689	133	195	889	804	2,247
Issued in acquisitions	844	–	57	3,726	–	93,064	105	235	768	267	496
Reinvested	210	–	4	164	–	1,638	5	13	61	50	105
Redeemed	(4,686)	(679)	(312)	(3,468)	(21)	(11,716)	(302)	(801)	(2,052)	(1,465)	(2,097)
Net Increase (Decrease)	(1,563)	(668)	(64)	2,378	75	112,675	(59)	(358)	(334)	(344)	751
Year Ended October 31, 2010
Dollars:
Sold	$ 23,530 $	962	$ 1,990 $	20,854 $	10	$ 312,666	$ 1,890 $	3,191 $	6,989 $	5,318 $	13,298
Reinvested	3,086	9	77	2,150	–	13,296	101	233	925	756	1,322
Redeemed	(58,295)	(8,650)	(3,099)	(30,699)	–	(87,567)	(2,717)	(6,706)	(17,335)	(13,732)	(29,547)
Net Increase (Decrease)	$ (31,679) $	(7,679) $	(1,032) $	(7,695) $	10	$ 238,395	$ (726) $	(3,282) $	(9,421) $	(7,658) $ (14,927)
Shares:
Sold	2,625	106	222	2,361	1	34,291	215	361	783	590	1,391
Reinvested	339	1	8	238	–	1,469	11	26	102	83	146
Redeemed	(6,553)	(968)	(350)	(3,488)	–	(9,747)	(309)	(755)	(1,982)	(1,529)	(3,299)
Net Increase (Decrease)	(3,589)	(861)	(120)	(889)	1	26,013	(83)	(368)	(1,097)	(856)	(1,762)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (2,327) $	–	$ (39) $	(1,651) $	–	$ (17,169)	$ (54) $	(126) $	(614) $	(516) $	(1,072)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (2,327) $	–	$ (39) $	(1,651) $	–	$ (17,169)	$ (54) $	(126) $	(614) $	(516) $	(1,072)
Year Ended October 31, 2010
From net investment
income	$ (3,324) $	(10) $	(85) $	(2,151) $	–	$ (13,312)	$ (101) $	(233) $	(925) $	(756) $	(1,322)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,324) $	(10) $	(85) $	(2,151) $	–	$ (13,312)	$ (101) $	(233) $	(925) $	(756) $	(1,322)

See accompanying notes.

105

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Equity Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 100,915		$ 65,500
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(4,299)	23,684
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									117,522	318,109
		Net Increase (Decrease) in Net Assets Resulting from Operations							214,138	407,293

Dividends and Distributions to Shareholders
From net investment income									(96,794)	(59,201)
					Total Dividends and Distributions				(96,794)	(59,201)

Capital Share Transactions
Net increase (decrease) in capital share transactions									625,518	395,510
Redemption fees - Class A									–	1
					Total increase (decrease) in net assets				742,862	743,603

Net Assets
Beginning of period									2,680,993	1,937,390
End of period (including undistributed net investment income as set forth below)								$ 3,423,855		$ 2,680,993
Undistributed (overdistributed) net investment income (loss)								$ 19,926		$ 16,368

	Class A	Class B Class C		Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 142,531 $	1,320 $	19,466 $	36,421	$ 876,457	$ 2,637	$ 3,895	$ 20,819	$ 12,147	$ 23,934
Reinvested	14,854	1,585	1,609	333	74,552	43	41	415	154	517
Redeemed	(197,249)	(36,807)	(26,478)	(3,044)	(335,894)	(541)	(993)	(2,293)	(1,944)	(2,969)
Net Increase (Decrease)	$ (39,864) $ (33,902) $		(5,403) $	33,710	$ 615,115	$ 2,139	$ 2,943	$ 18,941	$ 10,357	$ 21,482
Shares:
Sold	8,072	76	1,128	2,004	50,462	150	220	1,179	685	1,366
Reinvested	854	92	94	19	4,278	2	2	24	9	30
Redeemed	(11,143)	(2,097)	(1,536)	(179)	(18,975)	(32)	(55)	(133)	(111)	(168)
Net Increase (Decrease)	(2,217)	(1,929)	(314)	1,844	35,765	120	167	1,070	583	1,228
Year Ended October 31, 2010
Dollars:
Sold	$ 90,968 $	1,981 $	8,189 $	10	$ 592,999	$ 347	$ 351	$ 4,180	$ 737	$ 5,939
Reinvested	12,889	1,645	1,395	–	40,865	3	2	23	1	–
Redeemed	(173,348)	(46,492)	(30,919)	–	(115,462)	(1)	(11)	(578)	(8)	(195)
Net Increase (Decrease)	$ (69,491) $ (42,866) $ (21,335) $			10	$ 518,402	$ 349	$ 342	$ 3,625	$ 730	$ 5,744
Shares:
Sold	5,749	126	524	1	36,601	22	23	261	45	360
Reinvested	825	107	91	–	2,611	–	–	1	–	–
Redeemed	(11,085)	(2,993)	(2,015)	–	(7,482)	–	(1)	(36)	(1)	(11)
Net Increase (Decrease)	(4,511)	(2,760)	(1,400)	1	31,730	22	22	226	44	349

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (16,471) $	(1,774) $	(2,028) $	(476) $	(74,875) $	(43) $	(41) $	(415) $	(154) $	(517)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,471) $	(1,774) $	(2,028) $	(476) $	(74,875) $	(43) $	(41) $	(415) $	(154) $	(517)
Year Ended October 31, 2010
From net investment
income	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–

See accompanying notes.

106

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2011	October 31, 2010
Operations
Net investment income (loss)					$ 130,044	$ 26,173
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions					6,000	12,251
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies					(100,438)	56,395
		Net Increase (Decrease) in Net Assets Resulting from Operations			35,606	94,819

Dividends and Distributions to Shareholders
From net investment income					(116,847)	(25,671)
From net realized gain on investments					(12,050)	(7,398)
				Total Dividends and Distributions	(128,897)	(33,069)

Capital Share Transactions
Net increase (decrease) in capital share transactions					1,640,152	1,007,381
Redemption fees - Class A					–	5
Redemption fees - Class C					–	1
				Total increase (decrease) in net assets	1,546,861	1,069,137

Net Assets
Beginning of period					1,151,408	82,271
End of period (including undistributed net investment income as set forth below)					$ 2,698,269	$ 1,151,408
Undistributed (overdistributed) net investment income (loss)					$ 15,715	$ 1,014

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 1,002,450	$ 504,968 $ 519,521 $		399,001
Reinvested	40,617	17,377	5,011	29,347
Redeemed	(645,363)	(67,547)	(85,239)	(79,991)
Net Increase (Decrease)	$ 397,704	$ 454,798 $ 439,293 $		348,357
Shares:
Sold	74,684	37,798	38,697	29,840
Reinvested	3,055	1,315	382	2,213
Redeemed	(48,160)	(5,137)	(6,639)	(6,074)
Net Increase (Decrease)	29,579	33,976	32,440	25,979
Year Ended October 31, 2010
Dollars:
Sold	$ 628,047	$ 283,171 $	996	$ 153,870
Reinvested	8,989	2,829	4	13,533
Redeemed	(48,950)	(6,065)	(2)	(29,041)
Net Increase (Decrease)	$ 588,086	$ 279,935 $	998	$ 138,362
Shares:
Sold	49,728	22,440	75	12,367
Reinvested	712	224	–	1,105
Redeemed	(3,893)	(484)	–	(2,346)
Net Increase (Decrease)	46,547	22,180	75	11,126

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (51,742)	$ (26,171) $ (10,575) $		(28,359)
From net realized gain on
investments	(5,886)	(2,875)	(17)	(3,272)
Total Dividends and
Distributions	$ (57,628)	$ (29,046) $ (10,592) $		(31,631)
Year Ended October 31, 2010
From net investment
income	$ (12,717)	$ (4,859) $	(4) $	(8,091)
From net realized gain on
investments	(1,104)	(202)	–	(6,092)
Total Dividends and
Distributions	$ (13,821)	$ (5,061) $	(4) $	(14,183)

See accompanying notes.

107

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Real Estate Securities Fund
					Year Ended	Year Ended
					October 31, 2011	October 31, 2010
Operations
Net investment income (loss)					$ 3,006	$ 179
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions					(2,825)	1,120
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies					(8,308)	1,266
		Net Increase (Decrease) in Net Assets Resulting from Operations			(8,127)	2,565

Dividends and Distributions to Shareholders
From net investment income					(3,381)	(506)
From net realized gain on investments					(584)	–
				Total Dividends and Distributions	(3,965)	(506)

Capital Share Transactions
Net increase (decrease) in capital share transactions					259,814	7,952
				Total increase (decrease) in net assets	247,722	10,011

Net Assets
Beginning of period					18,200	8,189
End of period (including undistributed net investment income as set forth below)					$ 265,922	$ 18,200
Undistributed (overdistributed) net investment income (loss)					$ 515	$ (153)

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 11,378 $	1,911	$ 11,961	$ 261,504
Reinvested	242	13	34	3,598
Redeemed	(15,094)	(391)	(8,620)	(6,722)
Net Increase (Decrease)	$ (3,474) $	1,533	$ 3,375	$ 258,380
Shares:
Sold	1,643	278	1,596	35,196
Reinvested	36	2	5	513
Redeemed	(2,125)	(58)	(1,123)	(895)
Net Increase (Decrease)	(446)	222	478	34,814
Year Ended October 31, 2010
Dollars:
Sold	$ 13,935 $	997	N/A	$ –
Reinvested	253	20	N/A	–
Redeemed	(4,647)	(1,317)	N/A	(1,289)
Net Increase (Decrease)	$ 9,541 $	(300)	N/A	$ (1,289)
Shares:
Sold	2,181	168	N/A	–
Reinvested	42	3	N/A	–
Redeemed	(766)	(210)	N/A	(199)
Net Increase (Decrease)	1,457	(39)	N/A	(199)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (189) $	(16) $	(54) $	(3,122)
From net realized gain on
investments	(98)	(9)	–	(477)
Total Dividends and
Distributions	$ (287) $	(25) $	(54) $	(3,599)
Year Ended October 31, 2010
From net investment
income	$ (373) $	(83)	N/A	$ (50)
From net realized gain on
investments	–	–	N/A	–
Total Dividends and
Distributions	$ (373) $	(83)	N/A	$ (50)

See accompanying notes.

108

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Government & High
Amounts in thousands									Quality Bond Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 57,524		$ 60,522
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									26,052		9,800
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(22,304)			48,308
		Net Increase (Decrease) in Net Assets Resulting from Operations							61,272		118,630

Dividends and Distributions to Shareholders
From net investment income								(64,498)			(63,812)
					Total Dividends and Distributions			(64,498)			(63,812)

Capital Share Transactions
Net increase (decrease) in capital share transactions									56,325		226,833
Redemption fees - Class C									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets					53,099		281,654

Net Assets
Beginning of period								1,683,436			1,401,782
End of period (including undistributed net investment income as set forth below)								$ 1,736,535		$ 1,683,436
Undistributed (overdistributed) net investment income (loss)								$ (1,142)		$ (81)

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 132,359	$ 2,064 $	34,975	$ 35,855	$ 14,927	$ 118,698	$ 1,622	$ 2,009	$ 9,138	$ 4,119	$ 7,592
Reinvested	13,096	638	1,814	3,961	129	40,564	121	253	667	280	583
Redeemed	(145,568)	(21,697)	(30,378)	(28,609)	(2,135)	(118,159)	(2,672)	(2,961)	(9,022)	(2,464)	(5,474)
Net Increase (Decrease)	$ (113) $ (18,995) $		6,411	$ 11,207	$ 12,921	$ 41,103	$ (929) $	(699) $	783	$ 1,935	$ 2,701
Shares:
Sold	11,838	183	3,130	3,205	1,332	10,659	145	179	820	370	678
Reinvested	1,175	57	163	355	11	3,639	11	23	60	25	52
Redeemed	(13,094)	(1,954)	(2,738)	(2,566)	(190)	(10,557)	(241)	(266)	(813)	(222)	(491)
Net Increase (Decrease)	(81)	(1,714)	555	994	1,153	3,741	(85)	(64)	67	173	239
Year Ended October 31, 2010
Dollars:
Sold	$ 181,697	$ 6,306 $	55,140	$ 30,933	$ 10	$ 85,357	$ 2,299	$ 2,306	$ 13,101	$ 4,237	$ 8,948
Reinvested	11,837	1,342	1,155	3,884	–	41,144	122	298	590	206	545
Redeemed	(73,537)	(29,460)	(9,660)	(20,046)	–	(73,601)	(858)	(3,731)	(5,719)	(1,500)	(6,512)
Net Increase (Decrease)	$ 119,997	$ (21,812) $	46,635	$ 14,771	$ 10	$ 52,900	$ 1,563	$ (1,127) $	7,972	$ 2,943	$ 2,981
Shares:
Sold	16,392	573	4,977	2,786	1	7,733	206	209	1,184	380	807
Reinvested	1,068	121	104	351	–	3,713	11	27	53	19	49
Redeemed	(6,635)	(2,663)	(875)	(1,811)	–	(6,618)	(77)	(338)	(519)	(136)	(590)
Net Increase (Decrease)	10,825	(1,969)	4,206	1,326	1	4,828	140	(102)	718	263	266

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (14,949) $	(728) $	(2,151) $	(4,007) $	(158) $	(40,592) $	(121) $	(253) $	(676) $	(280) $	(583)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (14,949) $	(728) $	(2,151) $	(4,007) $	(158) $	(40,592) $	(121) $	(253) $	(676) $	(280) $	(583)
Year Ended October 31, 2010
From net investment
income	$ (13,946) $	(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (13,946) $	(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)

See accompanying notes.

109

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2011	October 31, 2010
Operations
Net investment income (loss)						$ 250,737	$ 248,844
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions						119,894	124,385
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies						(237,813)	103,208
		Net Increase (Decrease) in Net Assets Resulting from Operations				132,818	476,437

Dividends and Distributions to Shareholders
From net investment income						(260,039)	(252,806)
From net realized gain on investments						(61,641)	–
					Total Dividends and Distributions	(321,680)	(252,806)

Capital Share Transactions
Net increase (decrease) in capital share transactions						78,264	560,527
Redemption fees - Class A						–	18
Redemption fees - Class C						–	2
					Total increase (decrease) in net assets	(110,598)	784,178

Net Assets
Beginning of period						3,539,631	2,755,453
End of period (including undistributed net investment income as set forth below)						$ 3,429,033	$ 3,539,631
Undistributed (overdistributed) net investment income (loss)						$ 1,023	$ 4,331

	Class A	Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 1,008,112	$ 1,944 $ 151,506		$ 536,960 $	386,472
Reinvested	149,904	3,755	29,914	12,145	63,743
Redeemed	(1,401,685)	(21,909)	(123,815)	(76,314)	(642,468)
Net Increase (Decrease)	$ (243,669)	$ (16,210) $	57,605	$ 472,791	$ (192,253)
Shares:
Sold	127,073	241	18,898	66,542	49,380
Reinvested	18,829	471	3,748	1,559	8,106
Redeemed	(174,865)	(2,735)	(15,487)	(9,858)	(80,194)
Net Increase (Decrease)	(28,963)	(2,023)	7,159	58,243	(22,708)
Year Ended October 31, 2010
Dollars:
Sold	$ 1,013,124	$ 9,317 $ 190,784		$ 271	$ 375,730
Reinvested	111,817	3,215	17,533	1	70,464
Redeemed	(790,385)	(20,307)	(84,583)	(1)	(336,453)
Net Increase (Decrease)	$ 334,556	$ (7,775) $ 123,734		$ 271	$ 109,741
Shares:
Sold	128,679	1,192	24,094	34	48,164
Reinvested	14,206	407	2,212	–	8,981
Redeemed	(100,977)	(2,576)	(10,725)	–	(43,042)
Net Increase (Decrease)	41,908	(977)	15,581	34	14,103

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (145,645)	$ (4,505) $	(36,223) $ (15,475) $		(58,191)
From net realized gain
on investments	(37,627)	(1,320)	(9,180)	(21)	(13,493)
Total Dividends and
Distributions	$ (183,272)	$ (5,825) $	(45,403) $ (15,496) $		(71,684)
Year Ended October 31, 2010
From net investment
income	$ (142,371)	$ (5,688) $ (30,431) $		(1) $	(74,315)
From net realized gain
on investments	–	–	–	–	–
Total Dividends and
Distributions	$ (142,371)	$ (5,688) $ (30,431) $		(1) $	(74,315)

See accompanying notes.

110

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		High Yield Fund I
		Year Ended	Year Ended
		October 31, 2011	October 31, 2010
Operations
Net investment income (loss)		$ 107,759	$ 100,881
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions		33,418	63,784
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies		(90,984)	40,218
	Net Increase (Decrease) in Net Assets Resulting from Operations	50,193	204,883

Dividends and Distributions to Shareholders
From net investment income		(95,937)	(93,623)
From net realized gain on investments		(16,442)	–
	Total Dividends and Distributions	(112,379)	(93,623)

Capital Share Transactions
Net increase (decrease) in capital share transactions		418,532	150,450
	Total increase (decrease) in net assets	356,346	261,710

Net Assets
Beginning of period		1,276,786	1,015,076
End of period (including undistributed net investment income as set forth below)		$ 1,633,132	$ 1,276,786
Undistributed (overdistributed) net investment income (loss)		$ 87,120	$ 75,810

	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 526,651
Reinvested	111,845
Redeemed	(219,964)
Net Increase (Decrease)	$ 418,532
Shares:
Sold	47,526
Reinvested	10,412
Redeemed	(19,843)
Net Increase (Decrease)	38,095
Year Ended October 31, 2010
Dollars:
Sold	$ 225,382
Reinvested	93,239
Redeemed	(168,171)
Net Increase (Decrease)	$ 150,450
Shares:
Sold	21,108
Reinvested	9,214
Redeemed	(15,733)
Net Increase (Decrease)	14,589

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (95,937)
From net realized gain on
investments	(16,442)
Total Dividends and
Distributions	$ (112,379)
Year Ended October 31, 2010
From net investment
income	$ (93,623)
From net realized gain on
investments	–
Total Dividends and
Distributions	$ (93,623)

See accompanying notes.

111

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 72,780		$ 65,542
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(8,599)		(8,158)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(764)		61,954
		Net Increase (Decrease) in Net Assets Resulting from Operations							63,417		119,338

Dividends and Distributions to Shareholders
From net investment income									(77,381)		(68,383)
From tax return of capital									(136)		–
					Total Dividends and Distributions				(77,517)		(68,383)

Capital Share Transactions
Net increase (decrease) in capital share transactions									275,878		204,288
Redemption fees - Class A									–		1
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets					261,778		255,245

Net Assets
Beginning of period									1,337,081		1,081,836
End of period (including undistributed net investment income as set forth below)								$ 1,598,859		$ 1,337,081
Undistributed (overdistributed) net investment income (loss)								$ (8,738)		$ (8,959)

	Class A	Class B Class C		Class J	Class P Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 96,452	$ 1,544 $	20,113	$ 39,740	$ 11,616	$ 235,255	$ 960	$ 344	$ 7,941	$ 1,862	$ 11,765
Reinvested	10,823	905	1,948	2,143	134	57,621	16	7	208	95	237
Redeemed	(103,696)	(22,288)	(16,939)	(19,366)	(2,297)	(56,486)	(579)	(228)	(1,463)	(456)	(2,053)
Net Increase (Decrease)	$ 3,579	$ (19,839) $	5,122	$ 22,517	$ 9,453	$ 236,390	$ 397	$ 123	$ 6,686	$ 1,501	$ 9,949
Shares:
Sold	10,122	160	2,102	4,160	1,213	24,623	100	35	834	193	1,229
Reinvested	1,137	95	204	225	14	6,036	2	1	22	10	24
Redeemed	(10,900)	(2,334)	(1,775)	(2,032)	(240)	(5,910)	(61)	(24)	(154)	(48)	(215)
Net Increase (Decrease)	359	(2,079)	531	2,353	987	24,749	41	12	702	155	1,038
Year Ended October 31, 2010
Dollars:
Sold	$ 124,124	$ 6,861 $	31,188	$ 38,090	$ 30	$ 116,776	$ 17	$ 171	$ 1,508	$ 1,398	$ 432
Reinvested	9,125	1,663	1,537	951	–	50,813	–	1	10	5	4
Redeemed	(55,519)	(24,554)	(12,099)	(5,570)	–	(82,528)	–	–	(57)	(43)	(46)
Net Increase (Decrease)	$ 77,730	$ (16,030) $	20,626	$ 33,471	$ 30	$ 85,061	$ 17	$ 172	$ 1,461	$ 1,360	$ 390
Shares:
Sold	13,195	731	3,303	4,049	3	12,350	2	18	157	144	45
Reinvested	968	176	162	100	–	5,385	–	–	1	1	1
Redeemed	(5,906)	(2,601)	(1,285)	(590)	–	(8,769)	–	–	(6)	(4)	(5)
Net Increase (Decrease)	8,257	(1,694)	2,180	3,559	3	8,966	2	18	152	141	41

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (13,231) $	(1,177) $	(2,484) $	(2,178) $	(201) $	(57,548) $	(16) $	(7) $	(208) $	(95) $	(236)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
From tax return of capital	(23)	(2)	(4)	(4)	–	(102)	–	–	–	–	(1)
Total Dividends and
Distributions	$ (13,254) $	(1,179) $	(2,488) $	(2,182) $	(201) $	(57,650) $	(16) $	(7) $	(208) $	(95) $	(237)
Year Ended October 31, 2010
From net investment
income	$ (12,073) $	(2,299) $	(2,171) $	(963) $	–	$ (50,857) $	–	$ (1) $	(10) $	(5) $	(4)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (12,073) $	(2,299) $	(2,171) $	(963) $	–	$ (50,857) $	–	$ (1) $	(10) $	(5) $	(4)

See accompanying notes.

112

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Inflation Protection Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 25,036		$ 10,221
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									27,818	9,690
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									17,444	35,650
		Net Increase (Decrease) in Net Assets Resulting from Operations							70,298	55,561

Dividends and Distributions to Shareholders
From net investment income								(22,129)		(10,381)
					Total Dividends and Distributions			(22,129)		(10,381)

Capital Share Transactions
Net increase (decrease) in capital share transactions								147,442		77,244
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets				195,611		122,425

Net Assets
Beginning of period								584,446		462,021
End of period (including undistributed net investment income as set forth below)								$ 780,057		$ 584,446
Undistributed (overdistributed) net investment income (loss)								$ 591		$ 34

	Class A	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 20,508	$ 4,024 $	9,285	$ 352,075	$ 776	$ 530	$ 2,648	$ 859 $	2,187
Reinvested	519	66	185	21,075	20	21	85	28	41
Redeemed	(8,509)	(1,679)	(4,003)	(249,051)	(194)	(595)	(1,239)	(987)	(1,233)
Net Increase (Decrease)	$ 12,518	$ 2,411 $	5,467	$ 124,099	$ 602	$ (44) $	1,494	$ (100) $	995
Shares:
Sold	2,478	490	1,110	43,220	96	65	328	106	264
Reinvested	63	8	23	2,581	2	2	10	3	5
Redeemed	(1,032)	(208)	(488)	(29,361)	(24)	(75)	(151)	(121)	(151)
Net Increase (Decrease)	1,509	290	645	16,440	74	(8)	187	(12)	118
Year Ended October 31, 2010
Dollars:
Sold	$ 8,815	$ 1,835 $	2,114	$ 116,273	$ 509	$ 462	$ 1,884	$ 580 $	886
Reinvested	178	16	104	9,942	7	12	32	13	16
Redeemed	(5,548)	(358)	(1,648)	(57,504)	(270)	(204)	(390)	(122)	(390)
Net Increase (Decrease)	$ 3,445	$ 1,493 $	570	$ 68,711	$ 246	$ 270	$ 1,526	$ 471 $	512
Shares:
Sold	1,120	236	276	14,864	66	60	246	76	114
Reinvested	22	2	13	1,267	1	2	4	2	2
Redeemed	(702)	(46)	(215)	(7,360)	(35)	(27)	(51)	(16)	(50)
Net Increase (Decrease)	440	192	74	8,771	32	35	199	62	66

Distributions:
Year Ended October 31, 2011
From net investment income $	(581) $	(90) $	(188) $	(21,075) $	(20) $	(21) $	(85) $	(28) $	(41)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(581) $	(90) $	(188) $	(21,075) $	(20) $	(21) $	(85) $	(28) $	(41)
Year Ended October 31, 2010
From net investment income $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)

See accompanying notes.

113

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								International Emerging Markets Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 21,627		$ 9,710
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									126,042	202,001
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(259,394)		93,842
		Net Increase (Decrease) in Net Assets Resulting from Operations							(111,725)	305,553

Dividends and Distributions to Shareholders
From net investment income									(7,252)		(9,058)
					Total Dividends and Distributions				(7,252)		(9,058)

Capital Share Transactions
Net increase (decrease) in capital share transactions									20,682		(2,822)
Redemption fees - Class J									–		6
				Total increase (decrease) in net assets					(98,295)	293,679

Net Assets
Beginning of period									1,556,332	1,262,653
End of period (including undistributed net investment income as set forth below)								$ 1,458,037		$ 1,556,332
Undistributed (overdistributed) net investment income (loss)								$ 16,943		$ 6,122

	Class A	Class B	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 28,749 $	535	$ 4,116	$ 30,426 $	2,333	$ 222,792	$ 1,864	$ 3,342	$ 9,732	$ 7,947	$ 14,013
Reinvested	102	–	–	207	–	6,584	–	–	51	81	143
Redeemed	(43,524)	(5,262)	(4,044)	(51,659)	(293)	(149,699)	(5,875)	(5,779)	(16,996)	(13,708)	(15,496)
Net Increase (Decrease)	$ (14,673) $	(4,727) $	72	$ (21,026) $	2,040	$ 79,677	$ (4,011) $	(2,437) $	(7,213) $	(5,680) $	(1,340)
Shares:
Sold	1,100	21	163	1,205	93	8,595	73	127	379	317	537
Reinvested	4	–	–	8	–	246	–	–	2	3	5
Redeemed	(1,678)	(212)	(160)	(2,058)	(12)	(5,744)	(223)	(222)	(664)	(528)	(600)
Net Increase (Decrease)	(574)	(191)	3	(845)	81	3,097	(150)	(95)	(283)	(208)	(58)
Year Ended October 31, 2010
Dollars:
Sold	$ 33,040 $	1,963	$ 4,282	$ 38,797 $	10	$ 147,748	$ 3,505	$ 3,617	$ 16,503	$ 9,718	$ 13,783
Reinvested	288	–	–	712	–	7,299	20	32	165	169	246
Redeemed	(34,252)	(6,841)	(4,151)	(57,365)	–	(136,098)	(2,478)	(4,011)	(12,724)	(9,282)	(17,517)
Net Increase (Decrease)	$ (924) $	(4,878) $	131	$ (17,856) $	10	$ 18,949	$ 1,047	$ (362) $	3,944	$ 605	$ (3,488)
Shares:
Sold	1,441	90	192	1,758	–	6,554	155	161	735	429	601
Reinvested	13	–	–	32	–	321	1	2	8	8	11
Redeemed	(1,514)	(313)	(187)	(2,653)	–	(6,101)	(112)	(181)	(573)	(424)	(788)
Net Increase (Decrease)	(60)	(223)	5	(863)	–	774	44	(18)	170	13	(176)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (106) $	–	$ –	$ (207) $	–	$ (6,664) $	–	$ –	$ (51) $	(81) $	(143)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(106) $	–	$ –	$ (207) $	–	$ (6,664) $	–	$ –	$ (51) $	(81) $	(143)
Year Ended October 31, 2010
From net investment
income	$ (297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)

See accompanying notes.

114

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							International Fund I
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 18,620	$ 18,022
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							58,611	80,157
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(179,558)	39,718
		Net Increase (Decrease) in Net Assets Resulting from Operations					(102,327)	137,897

Dividends and Distributions to Shareholders
From net investment income							(20,495)	(24,092)
					Total Dividends and Distributions		(20,495)	(24,092)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(58,794)	(252,252)
				Total increase (decrease) in net assets			(181,616)	(138,447)

Net Assets
Beginning of period							1,392,458	1,530,905
End of period (including undistributed net investment income as set forth below)							$ 1,210,842	$ 1,392,458
Undistributed (overdistributed) net investment income (loss)							$ 15,603	$ 14,495

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 177,467 $	1,039 $	1,634 $	3,286 $	2,448 $	4,166
Reinvested	19,825	42	57	103	160	308
Redeemed	(230,750)	(2,391)	(6,425)	(4,438)	(4,914)	(20,411)
Net Increase (Decrease)	$ (33,458) $	(1,310) $	(4,734) $	(1,049) $	(2,306) $ (15,937)
Shares:
Sold	15,434	91	144	282	210	356
Reinvested	1,718	4	5	9	14	27
Redeemed	(20,513)	(208)	(549)	(382)	(420)	(1,756)
Net Increase (Decrease)	(3,361)	(113)	(400)	(91)	(196)	(1,373)
Year Ended October 31, 2010
Dollars:
Sold	$ 132,343 $	1,675 $	2,182 $	4,512 $	3,825 $	9,140
Reinvested	23,276	57	109	166	145	339
Redeemed	(404,142)	(1,821)	(4,505)	(5,416)	(4,723)	(9,414)
Net Increase (Decrease)	$ (248,523) $	(89) $	(2,214) $	(738) $	(753) $	65
Shares:
Sold	12,697	163	213	434	377	876
Reinvested	2,196	5	10	16	13	32
Redeemed	(40,084)	(175)	(447)	(524)	(453)	(886)
Net Increase (Decrease)	(25,191)	(7)	(224)	(74)	(63)	22

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (19,825) $	(42) $	(57) $	(103) $	(160) $	(308)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (19,825) $	(42) $	(57) $	(103) $	(160) $	(308)
Year Ended October 31, 2010
From net investment
income	$ (23,276) $	(57) $	(109) $	(166) $	(145) $	(339)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (23,276) $	(57) $	(109) $	(166) $	(145) $	(339)

See accompanying notes.

115

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		International Value Fund I
		Year Ended	Year Ended
		October 31, 2011	October 31, 2010
Operations
Net investment income (loss)		$ 31,136	$ 17,547
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions		53,592	87,551
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies		(175,517)	8,630
	Net Increase (Decrease) in Net Assets Resulting from Operations	(90,789)	113,728

Dividends and Distributions to Shareholders
From net investment income		(17,708)	(16,656)
From net realized gain on investments		(84,682)	(24,686)
	Total Dividends and Distributions	(102,390)	(41,342)

Capital Share Transactions
Net increase (decrease) in capital share transactions		406,801	101,991
	Total increase (decrease) in net assets	213,622	174,377

Net Assets
Beginning of period		1,137,569	963,192
End of period (including undistributed net investment income as set forth below)		$ 1,351,191	$ 1,137,569
Undistributed (overdistributed) net investment income (loss)		$ 27,824	$ 15,569

	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 432,250
Reinvested	102,390
Redeemed	(127,839)
Net Increase (Decrease)	$ 406,801
Shares:
Sold	39,376
Reinvested	9,659
Redeemed	(11,906)
Net Increase (Decrease)	37,129
Year Ended October 31, 2010
Dollars:
Sold	$ 132,911
Reinvested	41,342
Redeemed	(72,262)
Net Increase (Decrease)	$ 101,991
Shares:
Sold	12,532
Reinvested	3,805
Redeemed	(6,972)
Net Increase (Decrease)	9,365

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (17,708)
From net realized gain on
investments	(84,682)
Total Dividends and
Distributions	$ (102,390)
Year Ended October 31, 2010
From net investment
income	$ (16,656)
From net realized gain on
investments	(24,686)
Total Dividends and
Distributions	$ (41,342)

See accompanying notes.

116

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Blend Fund II
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 10,833		$ 7,356
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									38,972		24,476
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(1,321)		68,688
		Net Increase (Decrease) in Net Assets Resulting from Operations							48,484		100,520

Dividends and Distributions to Shareholders
From net investment income									(7,668)		(8,377)
					Total Dividends and Distributions				(7,668)		(8,377)

Capital Share Transactions
Net increase (decrease) in capital share transactions								207,855			(61,848)
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets				248,671			30,296

Net Assets
Beginning of period								734,448			704,152
End of period (including undistributed net investment income as set forth below)								$ 983,119		$ 734,448
Undistributed (overdistributed) net investment income (loss)								$ 8,672		$ 5,507

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 1	$ –	$ –	$ 8,379 $	382,621	$ 412	$ 1,468 $	4,827 $	4,296	$ 6,590
Reinvested	–	–	–	364	7,024	–	10	72	74	124
Redeemed	(14,317)	(3,627)	(519)	(17,337)	(141,230)	(916)	(9,083)	(9,432)	(4,351)	(7,595)
Net Increase (Decrease)	$ (14,316) $	(3,627) $	(519) $	(8,594) $	248,415	$ (504) $	(7,605) $	(4,533) $	19	$ (881)
Shares:
Sold	–	–	–	901	40,731	44	153	504	436	694
Reinvested	–	–	–	39	736	–	1	8	8	13
Redeemed	(1,556)	(402)	(57)	(1,857)	(14,842)	(95)	(940)	(990)	(456)	(789)
Net Increase (Decrease)	(1,556)	(402)	(57)	(917)	26,625	(51)	(786)	(478)	(12)	(82)
Year Ended October 31, 2010
Dollars:
Sold	$ 5,472	$ 323	$ 257	$ 8,377 $	65,699	$ 1,001	$ 2,330 $	6,806 $	2,318	$ 9,343
Reinvested	187	–	2	824	6,583	23	108	215	119	312
Redeemed	(32,762)	(10,094)	(955)	(16,623)	(78,858)	(1,490)	(4,820)	(5,802)	(3,754)	(16,989)
Net Increase (Decrease)	$ (27,103) $	(9,771) $	(696) $	(7,422) $	(6,576) $	(466) $	(2,382) $	1,219 $	(1,317) $	(7,334)
Shares:
Sold	632	38	30	1,007	7,672	118	276	801	271	1,086
Reinvested	22	–	–	99	774	3	13	25	14	37
Redeemed	(3,850)	(1,199)	(113)	(1,998)	(9,138)	(175)	(571)	(693)	(445)	(1,980)
Net Increase (Decrease)	(3,196)	(1,161)	(83)	(892)	(692)	(54)	(282)	133	(160)	(857)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ (364) $	(7,024) $	–	$ (10) $	(72) $	(74) $	(124)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (364) $	(7,024) $	–	$ (10) $	(72) $	(74) $	(124)
Year Ended October 31, 2010
From net investment
income	$ (190) $	–	$ (2) $	(825) $	(6,583) $	(23) $	(108) $	(215) $	(119) $	(312)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(190) $	–	$ (2) $	(825) $	(6,583) $	(23) $	(108) $	(215) $	(119) $	(312)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

117

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 2,112		$ (2,920)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									179,271		174,764
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(69,147)		287,750
		Net Increase (Decrease) in Net Assets Resulting from Operations							112,236		459,594

Dividends and Distributions to Shareholders
From net investment income									–		(316)
					Total Dividends and Distributions				–		(316)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(168,316)		(358,275)
Redemption fees - Class C									–		1
Redemption fees - Class J									–		1
					Total increase (decrease) in net assets				(56,080)		101,005

Net Assets
Beginning of period									2,327,629		2,226,624
End of period (including undistributed net investment income as set forth below)								$ 2,271,549		$ 2,327,629
Undistributed (overdistributed) net investment income (loss)								$ 2,651		$ –

	Class A Class B		Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 27,333	$ 249	$ 2,955	$ 6,638	$ 1,306	$ 214,924	$ 2,188	$ 1,880	$ 6,115	$ 4,479	$ 20,691
Redeemed	(70,098)	(7,297)	(3,996)	(10,759)	(185)	(279,203)	(5,401)	(10,382)	(22,435)	(13,717)	(33,601)
Net Increase (Decrease)	$ (42,765) $	(7,048) $	(1,041) $	(4,121) $	1,121	$ (64,279) $	(3,213) $	(8,502) $	(16,320) $	(9,238) $ (12,910)
Shares:
Sold	3,407	33	383	873	164	26,471	276	236	740	534	2,547
Redeemed	(8,856)	(959)	(514)	(1,423)	(23)	(34,427)	(681)	(1,329)	(2,694)	(1,661)	(4,069)
Net Increase (Decrease)	(5,449)	(926)	(131)	(550)	141	(7,956)	(405)	(1,093)	(1,954)	(1,127)	(1,522)
Year Ended October 31, 2010
Dollars:
Sold	$ 38,760	$ 1,005	$ 3,122	$ 5,751	$ 10	$ 214,735	$ 7,400	$ 1,814	$ 4,805	$ 4,328	$ 73,107
Reinvested	–	–	–	–	–	312	–	–	–	–	–
Redeemed	(59,856)	(8,788)	(2,621)	(8,411)	–	(553,805)	(2,726)	(4,179)	(19,391)	(16,081)	(37,566)
Net Increase (Decrease)	$ (21,096) $	(7,783) $	501	$ (2,660) $	10	$ (338,758) $	4,674	$ (2,365) $	(14,586) $ (11,753) $		35,541
Shares:
Sold	5,601	153	461	869	1	30,625	1,109	263	601	600	10,516
Reinvested	–	–	–	–	–	45	–	–	–	–	–
Redeemed	(8,657)	(1,322)	(390)	(1,277)	–	(75,960)	(401)	(613)	(2,701)	(2,220)	(5,263)
Net Increase (Decrease)	(3,056)	(1,169)	71	(408)	1	(45,290)	708	(350)	(2,100)	(1,620)	5,253

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ (316) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ –	$ –	$ (316) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

118

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund I
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 4,634		$ 2,346
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									265,746		171,682
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(793)		285,883
		Net Increase (Decrease) in Net Assets Resulting from Operations							269,587		459,911

Dividends and Distributions to Shareholders
From net investment income									(3,441)		(1,115)
					Total Dividends and Distributions				(3,441)		(1,115)

Capital Share Transactions
Net increase (decrease) in capital share transactions									163,546		771,052
Redemption fees - Class J									–		3
					Total increase (decrease) in net assets				429,692		1,229,851

Net Assets
Beginning of period								2,877,997			1,648,146
End of period (including undistributed net investment income as set forth below)								$ 3,307,689		$ 2,877,997
Undistributed (overdistributed) net investment income (loss)								$ 3,426		$ 2,294

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ –	$ 20,171	$ 536,024	$ 1,425	$ 3,708	$ 34,119	$ 23,210	$ 61,001
Reinvested	–	–	–	–	3,441	–	–	–	–	–
Redeemed	(17,006)	(1,812)	(778)	(15,934)	(448,931)	(922)	(2,650)	(8,251)	(7,054)	(16,215)
Net Increase (Decrease)	$ (17,006) $	(1,812) $	(778) $	4,237	$ 90,534	$ 503	$ 1,058	$ 25,868	$ 16,156	$ 44,786
Shares:
Sold	–	–	–	2,351	56,689	162	421	3,718	2,516	6,673
Reinvested	–	–	–	–	370	–	–	–	–	–
Redeemed	(2,006)	(226)	(92)	(1,869)	(48,015)	(102)	(301)	(902)	(784)	(1,775)
Net Increase (Decrease)	(2,006)	(226)	(92)	482	9,044	60	120	2,816	1,732	4,898
Year Ended October 31, 2010
Dollars:
Sold	$ 5,253	$ 305	$ 662	$ 14,854	$ 950,191	$ 1,246	$ 2,509	$ 16,111	$ 8,824	$ 50,290
Reinvested	–	–	–	–	1,115	–	–	–	–	–
Redeemed	(34,124)	(4,541)	(1,072)	(13,191)	(207,582)	(553)	(5,674)	(3,360)	(2,107)	(8,104)
Net Increase (Decrease)	$ (28,871) $	(4,236) $	(410) $	1,663	$ 743,724	$ 693	$ (3,165) $	12,751	$ 6,717	$ 42,186
Shares:
Sold	702	43	88	2,087	120,632	165	348	2,156	1,171	6,320
Reinvested	–	–	–	–	145	–	–	–	–	–
Redeemed	(4,505)	(636)	(144)	(1,865)	(26,452)	(71)	(793)	(445)	(279)	(1,040)
Net Increase (Decrease)	(3,803)	(593)	(56)	222	94,325	94	(445)	1,711	892	5,280

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ –	$ (3,441) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (3,441) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ (1,115) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (1,115) $	–	$ –	$ –	$ –	$ –

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

119

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund II
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 6,722		$ 8,852
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									165,764	180,489
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(73,916)	43,931
		Net Increase (Decrease) in Net Assets Resulting from Operations							98,570	233,272

Dividends and Distributions to Shareholders
From net investment income									(9,322)	(6,366)
From net realized gain on investments									(5,501)	–
					Total Dividends and Distributions				(14,823)	(6,366)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(369,849)	(423,478)
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					(286,102)	(196,571)

Net Assets
Beginning of period								1,372,143		1,568,714
End of period (including undistributed net investment income as set forth below)								$ 1,086,041		$ 1,372,143
Undistributed (overdistributed) net investment income (loss)								$ 3,940		$ 6,604

	Class A(a) Class C(a) Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ 3,318	$ 77,409 $	217	$ 934	$ 3,063	$ 962	$ 5,204
Reinvested	–	–	254	14,035	7	48	78	103	297
Redeemed	(2,042)	(351)	(5,001)	(441,375)	(487)	(3,555)	(2,542)	(3,684)	(16,741)
Net Increase (Decrease)	$ (2,042) $	(351) $	(1,429) $ (349,931) $		(263) $	(2,573) $	599	$ (2,619) $	(11,240)
Shares:
Sold	–	–	432	9,253	27	118	396	116	630
Reinvested	–	–	34	1,693	1	6	10	13	36
Redeemed	(263)	(46)	(654)	(54,007)	(60)	(463)	(320)	(447)	(1,972)
Net Increase (Decrease)	(263)	(46)	(188)	(43,061)	(32)	(339)	86	(318)	(1,306)
Year Ended October 31, 2010
Dollars:
Sold	$ 522	$ 198	$ 5,016	$ 129,902 $	500	$ 626	$ 2,032	$ 3,017	$ 9,331
Reinvested	–	–	–	6,297	–	–	–	14	55
Redeemed	(2,051)	(438)	(5,150)	(560,678)	(698)	(1,880)	(4,045)	(1,212)	(4,836)
Net Increase (Decrease)	$ (1,529) $	(240) $	(134) $ (424,479) $		(198) $	(1,254) $	(2,013) $	1,819	$ 4,550
Shares:
Sold	72	28	746	17,633	71	90	288	424	1,304
Reinvested	–	–	–	857	–	–	–	2	7
Redeemed	(288)	(63)	(772)	(73,539)	(99)	(278)	(586)	(171)	(677)
Net Increase (Decrease)	(216)	(35)	(26)	(55,049)	(28)	(188)	(298)	255	634

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ (104) $	(8,953) $	–	$ (10) $	(33) $	(54) $	(168)
From net realized gain on
investments	–	–	(150)	(5,083)	(7)	(38)	(45)	(49)	(129)
Total Dividends and Distributions $	–	$ –	$ (254) $	(14,036) $	(7) $	(48) $	(78) $	(103) $	(297)
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ (6,297) $	–	$ –	$ –	$ (14) $	(55)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (6,297) $	–	$ –	$ –	$ (14) $	(55)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

120

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap S&P 500 Index Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 40,169		$ 22,586
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									19,732	4,565
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									118,930	205,527
		Net Increase (Decrease) in Net Assets Resulting from Operations							178,831	232,678

Dividends and Distributions to Shareholders
From net investment income									(28,555)	(14,232)
					Total Dividends and Distributions				(28,555)	(14,232)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(146,871)	1,169,305
Redemption fees - Class J									–	2
				Total increase (decrease) in net assets					3,405	1,387,753

Net Assets
Beginning of period									2,298,649	910,896
End of period (including undistributed net investment income as set forth below)								$ 2,302,054		$ 2,298,649
Undistributed (overdistributed) net investment income (loss)								$ 30,948		$ 19,333

	Class A	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 17,378 $	2,794	$ 36,467	$ 171,180	$ 4,568	$ 4,248 $	35,722	$ 34,043	$ 69,381
Reinvested	1,658	25	2,988	18,980	122	244	940	1,094	2,469
Redeemed	(29,254)	(2,046)	(54,056)	(329,816)	(6,584)	(19,001)	(30,622)	(28,207)	(51,586)
Net Increase (Decrease)	$ (10,218) $	773	$ (14,601) $ (139,656)		$ (1,894) $ (14,509) $		6,040	$ 6,930	$ 20,264
Shares:
Sold	1,934	323	4,114	19,213	518	479	4,017	3,894	7,813
Reinvested	189	3	343	2,164	14	28	107	124	278
Redeemed	(3,278)	(233)	(6,118)	(36,949)	(728)	(2,136)	(3,548)	(3,193)	(5,752)
Net Increase (Decrease)	(1,155)	93	(1,661)	(15,572)	(196)	(1,629)	576	825	2,339
Year Ended October 31, 2010
Dollars:
Sold	$ 19,353 $	1,806	$ 28,352	$ 385,606	$ 4,404	$ 7,425 $	18,555	$ 24,868	$ 36,893
Issued in acquisitions	82,849	715	31,682	835,129	987	1,620	648	1,285	3,459
Reinvested	759	41	3,639	2,616	156	623	2,000	1,324	3,049
Redeemed	(18,236)	(1,167)	(44,948)	(119,555)	(3,282)	(15,814)	(59,755)	(17,568)	(50,213)
Net Increase (Decrease)	$ 84,725 $	1,395	$ 18,725	$ 1,103,796	$ 2,265		$ (6,146) $ (38,552) $	9,909	$ (6,812)
Shares:
Sold	2,463	230	3,638	49,291	559	943	2,355	3,190	4,633
Issued in acquisitions	10,688	93	4,127	107,825	128	209	84	165	442
Reinvested	97	6	473	337	20	80	257	170	389
Redeemed	(2,315)	(152)	(5,759)	(15,277)	(419)	(2,022)	(7,610)	(2,239)	(6,369)
Net Increase (Decrease)	10,933	177	2,479	142,176	288	(790)	(4,914)	1,286	(905)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,689) $	(25) $	(2,992) $	(18,980)	$ (122) $	(244) $	(940) $	(1,094) $	(2,469)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,689) $	(25) $	(2,992) $	(18,980)	$ (122) $	(244) $	(940) $	(1,094) $	(2,469)
Year Ended October 31, 2010
From net investment
income	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)

See accompanying notes.

121

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Value Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 19,151		$ 14,661
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									72,434	15,839
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(28,130)		90,462
		Net Increase (Decrease) in Net Assets Resulting from Operations							63,455	120,962

Dividends and Distributions to Shareholders
From net investment income								(15,354)		(15,093)
					Total Dividends and Distributions			(15,354)		(15,093)

Capital Share Transactions
Net increase (decrease) in capital share transactions								270,500		278,985
					Total increase (decrease) in net assets			318,601		384,854

Net Assets
Beginning of period								1,174,719		789,865
End of period (including undistributed net investment income as set forth below)								$ 1,493,320		$ 1,174,719
Undistributed (overdistributed) net investment income (loss)								$ 15,097		$ 11,300

	Class A Class B		Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 10,988 $	108	$ 603	$ 9,402	$ 406,887	$ 241 $	569 $	1,300	$ 1,080	$ 1,248
Reinvested	1,308	–	5	352	13,526	6	18	9	24	69
Redeemed	(25,789)	(2,583)	(414)	(8,646)	(131,142)	(452)	(1,846)	(2,201)	(1,253)	(2,917)
Net Increase (Decrease)	$ (13,493) $	(2,475) $	194	$ 1,108	$ 289,271	$ (205) $	(1,259) $	(892) $	(149) $	(1,600)
Shares:
Sold	1,154	11	64	1,001	41,109	26	60	138	111	132
Reinvested	140	–	–	38	1,456	1	2	1	3	7
Redeemed	(2,712)	(275)	(44)	(921)	(13,714)	(47)	(197)	(244)	(130)	(310)
Net Increase (Decrease)	(1,418)	(264)	20	118	28,851	(20)	(135)	(105)	(16)	(171)
Year Ended October 31, 2010
Dollars:
Sold	$ 13,842 $	423	$ 422	$ 6,090	$ 353,673	$ 378 $	622 $	679	$ 609	$ 2,182
Reinvested	2,168	3	13	536	12,051	22	41	94	33	73
Redeemed	(26,986)	(2,806)	(311)	(6,867)	(67,882)	(679)	(860)	(3,533)	(605)	(4,440)
Net Increase (Decrease)	$ (10,976) $	(2,380) $	124	$ (241) $	297,842	$ (279) $	(197) $	(2,760) $	37	$ (2,185)
Shares:
Sold	1,647	50	52	730	41,674	46	75	82	73	262
Reinvested	261	–	1	65	1,454	3	5	11	4	9
Redeemed	(3,214)	(333)	(38)	(830)	(8,146)	(82)	(103)	(439)	(73)	(530)
Net Increase (Decrease)	(1,306)	(283)	15	(35)	34,982	(33)	(23)	(346)	4	(259)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,345) $	–	$ (5) $	(352) $	(13,526) $	(6) $	(18) $	(9) $	(24) $	(69)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (1,345) $		–	$ (5) $	(352) $	(13,526) $	(6) $	(18) $	(9) $	(24) $	(69)
Year Ended October 31, 2010
From net investment
income	$ (2,227) $	(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (2,227) $		(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)

See accompanying notes.

122

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							LargeCap Value Fund I
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 31,268	$ 25,090
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							155,220	71,330
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(65,733)	66,030
		Net Increase (Decrease) in Net Assets Resulting from Operations					120,755	162,450

Dividends and Distributions to Shareholders
From net investment income							(29,245)	(17,816)
					Total Dividends and Distributions		(29,245)	(17,816)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(361,544)	841,851
				Total increase (decrease) in net assets			(270,034)	986,485

Net Assets
Beginning of period							2,260,451	1,273,966
End of period (including undistributed net investment income as set forth below)							$ 1,990,417	$ 2,260,451
Undistributed (overdistributed) net investment income (loss)							$ 23,179	$ 21,156

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 179,947	$ 814	$ 1,157 $	833 $	862	$ 661
Reinvested	29,047	30	12	39	43	74
Redeemed	(558,938)	(2,463)	(3,159)	(3,556)	(1,777)	(5,170)
Net Increase (Decrease)	$ (349,944)	$ (1,619) $	(1,990) $	(2,684) $	(872) $	(4,435)
Shares:
Sold	16,857	76	105	78	79	61
Reinvested	2,753	3	1	4	4	7
Redeemed	(52,654)	(225)	(301)	(330)	(165)	(468)
Net Increase (Decrease)	(33,044)	(146)	(195)	(248)	(82)	(400)
Year Ended October 31, 2010
Dollars:
Sold	$ 1,248,606	$ 1,311	$ 728 $	2,211 $	1,632	$ 2,743
Reinvested	17,589	36	28	61	38	64
Redeemed	(418,169)	(1,271)	(2,536)	(2,818)	(1,419)	(6,983)
Net Increase (Decrease)	$ 848,026	$ 76	$ (1,780) $	(546) $	251	$ (4,176)
Shares:
Sold	126,526	133	76	232	172	282
Reinvested	1,815	4	3	6	4	7
Redeemed	(42,885)	(130)	(266)	(292)	(151)	(715)
Net Increase (Decrease)	85,456	7	(187)	(54)	25	(426)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (29,047)	$ (30) $	(12) $	(39) $	(43) $	(74)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (29,047)	$ (30) $	(12) $	(39) $	(43) $	(74)
Year Ended October 31, 2010
From net investment
income	$ (17,589)	$ (36) $	(28) $	(61) $	(38) $	(64)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (17,589)	$ (36) $	(28) $	(61) $	(38) $	(64)

See accompanying notes.

123

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Value Fund III
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 19,586		$ 23,718
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								176,884		140,936
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(115,140)		63,423
		Net Increase (Decrease) in Net Assets Resulting from Operations							81,330	228,077

Dividends and Distributions to Shareholders
From net investment income								(22,435)		(31,437)
					Total Dividends and Distributions			(22,435)		(31,437)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(653,395)		(339,881)
				Total increase (decrease) in net assets				(594,500)		(143,241)

Net Assets
Beginning of period								1,761,634		1,904,875
End of period (including undistributed net investment income as set forth below)								$ 1,167,134		$ 1,761,634
Undistributed (overdistributed) net investment income (loss)								$ 14,314		$ 17,243

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ –	$ 5,676 $	146,798 $	838 $	1,030 $	2,153	$ 3,029 $	6,970
Reinvested	–	–	–	640	21,121	24	101	134	146	269
Redeemed	(10,535)	(2,522)	(349)	(11,367)	(767,438)	(2,398)	(8,253)	(13,150)	(6,039)	(20,273)
Net Increase (Decrease)	$ (10,535) $	(2,522) $	(349) $	(5,051) $ (599,519) $		(1,536) $	(7,122) $ (10,863) $		(2,864) $ (13,034)
Shares:
Sold	–	–	–	557	13,954	82	100	205	285	664
Reinvested	–	–	–	64	2,089	2	10	13	15	26
Redeemed	(1,061)	(254)	(35)	(1,127)	(74,038)	(230)	(808)	(1,244)	(577)	(1,928)
Net Increase (Decrease)	(1,061)	(254)	(35)	(506)	(57,995)	(146)	(698)	(1,026)	(277)	(1,238)
Year Ended October 31, 2010
Dollars:
Sold	$ 3,520	$ 316	$ 126	$ 6,299 $	463,176 $	961 $	1,371 $	2,428	$ 1,807 $	5,445
Reinvested	415	40	6	746	29,015	40	191	307	221	451
Redeemed	(26,499)	(6,093)	(721)	(11,172)	(754,395)	(1,815)	(7,430)	(17,760)	(11,002)	(19,875)
Net Increase (Decrease)	$ (22,564) $	(5,737) $	(589) $	(4,127) $ (262,204) $		(814) $	(5,868) $ (15,025) $		(8,974) $ (13,979)
Shares:
Sold	374	33	12	688	47,437	104	149	252	194	590
Reinvested	45	4	1	82	3,161	4	21	32	24	49
Redeemed	(2,869)	(654)	(78)	(1,222)	(80,301)	(193)	(815)	(1,877)	(1,220)	(2,123)
Net Increase (Decrease)	(2,450)	(617)	(65)	(452)	(29,703)	(85)	(645)	(1,593)	(1,002)	(1,484)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ (640) $	(21,121) $	(24) $	(101) $	(134) $	(146) $	(269)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ (640) $	(21,121) $	(24) $	(101) $	(134) $	(146) $	(269)
Year Ended October 31, 2010
From net investment
income	$ (419) $	(40) $	(6) $	(747) $	(29,015) $	(40) $	(191) $	(307) $	(221) $	(451)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (419) $	(40) $	(6) $	(747) $	(29,015) $	(40) $	(191) $	(307) $	(221) $	(451)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

124

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Blend Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 3,204		$ 10,264
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									111,775		66,366
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									58,385	188,997
		Net Increase (Decrease) in Net Assets Resulting from Operations							173,364	265,627

Dividends and Distributions to Shareholders
From net investment income									(15,700)		(5,794)
From net realized gain on investments									(49,428)		–
					Total Dividends and Distributions				(65,128)		(5,794)

Capital Share Transactions
Net increase (decrease) in capital share transactions									337,552	(114,443)
					Total increase (decrease) in net assets				445,788	145,390

Net Assets
Beginning of period									1,240,601	1,095,211
End of period (including undistributed net investment income as set forth below)								$ 1,686,389		$ 1,240,601
Undistributed (overdistributed) net investment income (loss)								$ (6,392)		$ 4,450

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 177,196	$ 1,621	$ 22,855	$ 36,901	$ 61,210	$ 246,013	$ 528 $	4,788	$ 8,297	$ 40,386	$ 18,444
Reinvested	25,881	1,334	720	8,659	9	20,239	96	291	968	715	1,887
Redeemed	(123,401)	(15,058)	(8,811)	(38,455)	(10,071)	(117,418)	(1,081)	(2,310)	(8,604)	(6,865)	(9,412)
Net Increase (Decrease)	$ 79,676	$ (12,103) $	14,764	$ 7,105	$ 51,148	$ 148,834	$ (457) $	2,769	$ 661	$ 34,236	$ 10,919
Shares:
Sold	12,797	118	1,703	2,736	4,256	17,761	39	356	600	2,895	1,314
Reinvested	1,970	105	57	680	1	1,522	7	23	74	54	143
Redeemed	(8,866)	(1,112)	(645)	(2,881)	(716)	(8,262)	(79)	(169)	(653)	(494)	(682)
Net Increase (Decrease)	5,901	(889)	1,115	535	3,541	11,021	(33)	210	21	2,455	775
Year Ended October 31, 2010
Dollars:
Sold	$ 94,593	$ 2,865	$ 11,596	$ 22,873	$ 88	$ 52,461	$ 562 $	2,410	$ 8,749	$ 2,941	$ 24,278
Reinvested	1,565	–	19	423	–	3,166	4	11	43	38	113
Redeemed	(95,445)	(17,320)	(3,432)	(27,024)	–	(182,400)	(648)	(2,062)	(3,780)	(3,516)	(7,614)
Net Increase (Decrease)	$ 713	$ (14,455) $	8,183	$ (3,728) $	88	$ (126,773) $	(82) $	359	$ 5,012	$ (537) $	16,777
Shares:
Sold	7,886	249	1,002	1,984	7	4,382	50	204	721	239	1,986
Reinvested	138	–	2	39	–	278	–	1	4	3	10
Redeemed	(8,080)	(1,495)	(299)	(2,362)	–	(14,944)	(56)	(175)	(319)	(304)	(640)
Net Increase (Decrease)	(56)	(1,246)	705	(339)	7	(10,284)	(6)	30	406	(62)	1,356

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (6,065) $	–	$ (147) $	(1,853) $	(3) $	(6,640) $	(15) $	(60) $	(227) $	(186) $	(504)
From net realized gain on
investments	(20,835)	(1,392)	(862)	(6,815)	(6)	(16,553)	(81)	(231)	(741)	(529)	(1,383)
Total Dividends and
Distributions	$ (26,900) $	(1,392) $	(1,009) $	(8,668) $	(9) $	(23,193) $	(96) $	(291) $	(968) $	(715) $	(1,887)
Year Ended October 31, 2010
From net investment
income	$ (1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)

See accompanying notes.

125

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Growth Fund
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ (754)	$ (574)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								17,427	13,042
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(6,204)	11,563
		Net Increase (Decrease) in Net Assets Resulting from Operations						10,469	24,031

Dividends and Distributions to Shareholders
From net investment income								–	(5)
					Total Dividends and Distributions			–	(5)

Capital Share Transactions
Net increase (decrease) in capital share transactions								9,957	3,787
				Total increase (decrease) in net assets				20,426	27,813

Net Assets
Beginning of period								111,254	83,441
End of period (including undistributed net investment income as set forth below)								$ 131,680	$ 111,254
Undistributed (overdistributed) net investment income (loss)								$ –	$ –

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 5,772	$ 34,467	$ 1,584	$ 882	$ 1,464	$ 2,212	$ 8,418
Redeemed	(6,702)	(18,900)	(1,383)	(1,024)	(2,998)	(2,501)	(11,334)
Net Increase (Decrease)	$ (930) $	15,567	$ 201	$ (142) $	(1,534) $	(289) $	(2,916)
Shares:
Sold	782	4,229	200	111	187	272	1,001
Redeemed	(914)	(2,363)	(177)	(128)	(377)	(307)	(1,398)
Net Increase (Decrease)	(132)	1,866	23	(17)	(190)	(35)	(397)
Year Ended October 31, 2010
Dollars:
Sold	$ 2,103	$ 9,195	$ 285	$ 590	$ 2,214	$ 2,307	$ 23,785
Reinvested	–	2	–	–	–	–	–
Redeemed	(3,725)	(17,369)	(514)	(499)	(7,668)	(2,462)	(4,457)
Net Increase (Decrease)	$ (1,622) $	(8,172) $	(229) $	91	$ (5,454) $	(155) $	19,328
Shares:
Sold	357	1,480	47	96	353	375	3,771
Redeemed	(638)	(2,773)	(84)	(79)	(1,228)	(400)	(677)
Net Increase (Decrease)	(281)	(1,293)	(37)	17	(875)	(25)	3,094

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ (5) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ (5) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

126

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Growth Fund III
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (2,062)		$ (2,759)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									262,957	134,202
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(112,787)	183,458
		Net Increase (Decrease) in Net Assets Resulting from Operations							148,108	314,901

Capital Share Transactions
Net increase (decrease) in capital share transactions									(21,722)	(103,199)
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					126,386	211,703

Net Assets
Beginning of period									1,360,592	1,148,889
End of period (including undistributed net investment income as set forth below)								$ 1,486,978		$ 1,360,592
Undistributed (overdistributed) net investment income (loss)								$ –		$ 44

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ – $	7,648 $	237,776	$ 1,402 $	1,451 $	6,441	$ 6,114 $	18,658
Redeemed	(10,397)	(1,814)	(836)	(9,126)	(237,529)	(2,418)	(6,634)	(15,123)	(8,778)	(8,557)
Net Increase (Decrease)	$ (10,397) $	(1,814) $	(836) $	(1,478) $	247	$ (1,016) $	(5,183) $	(8,682) $	(2,664) $	10,101
Shares:
Sold	–	–	–	756	22,815	137	138	595	545	1,807
Redeemed	(1,104)	(201)	(91)	(924)	(22,304)	(232)	(637)	(1,492)	(820)	(777)
Net Increase (Decrease)	(1,104)	(201)	(91)	(168)	511	(95)	(499)	(897)	(275)	1,030
Year Ended October 31, 2010
Dollars:
Sold	$ 5,226	$ 292	$ 530 $	5,943 $	68,238	$ 1,277 $	1,565 $	4,761	$ 5,083 $	12,716
Redeemed	(27,176)	(4,659)	(1,522)	(6,353)	(139,561)	(1,837)	(3,555)	(7,188)	(7,172)	(9,807)
Net Increase (Decrease)	$ (21,950) $	(4,367) $	(992) $	(410) $	(71,323) $	(560) $	(1,990) $	(2,427) $	(2,089) $	2,909
Shares:
Sold	631	37	65	739	7,967	155	187	560	607	1,501
Redeemed	(3,267)	(583)	(188)	(809)	(16,428)	(226)	(435)	(845)	(852)	(1,160)
Net Increase (Decrease)	(2,636)	(546)	(123)	(70)	(8,461)	(71)	(248)	(285)	(245)	341

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ – $	– $	–	$ – $	– $	–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ – $	– $	–	$ – $	– $	–	$ – $	–
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ – $	– $	–	$ – $	– $	–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ – $	– $	–	$ – $	– $	–	$ – $	–

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

127

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap S&P 400 Index Fund
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 3,204	$ 2,588
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								18,418	8,684
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								1,080	55,722
		Net Increase (Decrease) in Net Assets Resulting from Operations						22,702	66,994

Dividends and Distributions to Shareholders
From net investment income								(2,540)	(2,408)
From net realized gain on investments								(3,490)	–
					Total Dividends and Distributions			(6,030)	(2,408)

Capital Share Transactions
Net increase (decrease) in capital share transactions								92,379	29,462
				Total increase (decrease) in net assets				109,051	94,048

Net Assets
Beginning of period								339,374	245,326
End of period (including undistributed net investment income as set forth below)								$ 448,425	$ 339,374
Undistributed (overdistributed) net investment income (loss)								$ 2,387	$ 1,725

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 10,932	$ 113,745	$ 2,167 $	4,017 $	25,215	$ 15,550	$ 39,729
Reinvested	631	1,905	110	279	742	629	1,734
Redeemed	(11,137)	(29,120)	(2,282)	(9,761)	(15,479)	(13,035)	(44,192)
Net Increase (Decrease)	$ 426	$ 86,530	$ (5) $	(5,465) $	10,478	$ 3,144	$ (2,729)
Shares:
Sold	774	7,811	151	283	1,699	1,091	2,723
Reinvested	46	136	8	20	52	44	121
Redeemed	(799)	(2,055)	(160)	(674)	(1,097)	(895)	(2,964)
Net Increase (Decrease)	21	5,892	(1)	(371)	654	240	(120)
Year Ended October 31, 2010
Dollars:
Sold	$ 8,811	$ 46,493	$ 2,286 $	4,298 $	12,247	$ 10,751	$ 19,096
Reinvested	222	657	36	121	325	253	794
Redeemed	(6,516)	(22,223)	(1,671)	(4,711)	(12,558)	(6,200)	(23,049)
Net Increase (Decrease)	$ 2,517	$ 24,927	$ 651 $	(292) $	14	$ 4,804	$ (3,159)
Shares:
Sold	754	3,866	190	358	1,012	881	1,569
Reinvested	20	58	3	10	28	22	69
Redeemed	(564)	(1,857)	(142)	(393)	(1,044)	(522)	(1,946)
Net Increase (Decrease)	210	2,067	51	(25)	(4)	381	(308)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (203) $	(964) $	(23) $	(59) $	(247) $	(263) $	(781)
From net realized gain on
investments	(428)	(941)	(87)	(220)	(495)	(366)	(953)
Total Dividends and
Distributions	$ (631) $	(1,905) $	(110) $	(279) $	(742) $	(629) $	(1,734)
Year Ended October 31, 2010
From net investment
income	$ (222) $	(657) $	(36) $	(121) $	(325) $	(253) $	(794)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (222) $	(657) $	(36) $	(121) $	(325) $	(253) $	(794)

See accompanying notes.

128

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Value Fund I
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 10,433		$ 16,502
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									189,661	148,202
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(135,225)	141,030
		Net Increase (Decrease) in Net Assets Resulting from Operations							64,869	305,734

Dividends and Distributions to Shareholders
From net investment income									(17,124)	(11,333)
					Total Dividends and Distributions				(17,124)	(11,333)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(58,234)	(11,441)
Redemption fees - Class B									–	1
				Total increase (decrease) in net assets					(10,489)	282,961

Net Assets
Beginning of period									1,449,735	1,166,774
End of period (including undistributed net investment income as set forth below)								$ 1,439,246		$ 1,449,735
Undistributed (overdistributed) net investment income (loss)								$ 5,550		$ 12,419

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ –	$ 5,179 $	123,460	$ 1,390 $	3,038	$ 11,639	$ 8,702	$ 17,511
Reinvested	–	–	–	334	15,798	31	78	275	268	340
Redeemed	(3,186)	(493)	(755)	(10,457)	(194,166)	(3,049)	(8,360)	(8,479)	(8,837)	(8,495)
Net Increase (Decrease)	$ (3,186) $	(493) $	(755) $	(4,944) $	(54,908) $	(1,628) $	(5,244) $	3,435	$ 133	$ 9,356
Shares:
Sold	–	–	–	396	9,340	107	230	905	667	1,340
Reinvested	–	–	–	26	1,213	3	6	21	21	26
Redeemed	(258)	(40)	(62)	(808)	(14,876)	(229)	(654)	(669)	(692)	(658)
Net Increase (Decrease)	(258)	(40)	(62)	(386)	(4,323)	(119)	(418)	257	(4)	708
Year Ended October 31, 2010
Dollars:
Sold	$ 2,420	$ 379	$ 475	$ 6,325 $	104,349	$ 1,707 $	4,323	$ 6,854	$ 9,585	$ 17,937
Reinvested	49	4	5	294	10,289	24	86	218	154	208
Redeemed	(6,495)	(1,170)	(1,059)	(9,124)	(112,676)	(1,750)	(3,726)	(14,205)	(5,967)	(20,954)
Net Increase (Decrease)	$ (4,026) $	(787) $	(579) $	(2,505) $	1,962	$ (19) $	683	$ (7,133) $	3,772	$ (2,809)
Shares:
Sold	215	34	43	567	9,293	156	393	616	876	1,637
Reinvested	4	–	–	28	971	2	8	21	15	19
Redeemed	(582)	(105)	(95)	(829)	(10,318)	(155)	(335)	(1,312)	(547)	(1,905)
Net Increase (Decrease)	(363)	(71)	(52)	(234)	(54)	3	66	(675)	344	(249)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ (334) $	(15,798) $	(31) $	(78) $	(275) $	(268) $	(340)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (334) $	(15,798) $	(31) $	(78) $	(275) $	(268) $	(340)
Year Ended October 31, 2010
From net investment
income	$ (50) $	(4) $	(5) $	(294) $	(10,290) $	(24) $	(86) $	(218) $	(154) $	(208)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(50) $	(4) $	(5) $	(294) $	(10,290) $	(24) $	(86) $	(218) $	(154) $	(208)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

129

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Value Fund III
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 932	$ 975
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								9,605	7,850
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(3,590)	10,687
		Net Increase (Decrease) in Net Assets Resulting from Operations						6,947	19,512

Dividends and Distributions to Shareholders
From net investment income								(1,076)	(1,162)
					Total Dividends and Distributions			(1,076)	(1,162)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(9,661)	(10,820)
				Total increase (decrease) in net assets				(3,790)	7,530

Net Assets
Beginning of period								93,733	86,203
End of period (including undistributed net investment income as set forth below)								$ 89,943	$ 93,733
Undistributed (overdistributed) net investment income (loss)								$ 485	$ 647

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 4,020 $	803	$ 69 $	247 $	812 $	310 $	1,521
Reinvested	924	4	4	14	21	17	92
Redeemed	(12,873)	(194)	(290)	(831)	(889)	(603)	(2,839)
Net Increase (Decrease)	$ (7,929) $	613	$ (217) $	(570) $	(56) $	(276) $	(1,226)
Shares:
Sold	328	65	6	21	68	25	126
Reinvested	78	1	–	1	2	2	8
Redeemed	(1,066)	(16)	(24)	(68)	(72)	(50)	(236)
Net Increase (Decrease)	(660)	50	(18)	(46)	(2)	(23)	(102)
Year Ended October 31, 2010
Dollars:
Sold	$ 3,913 $	61	$ 180 $	305 $	620 $	273 $	1,864
Reinvested	1,009	2	6	20	18	17	89
Redeemed	(11,091)	(27)	(194)	(477)	(415)	(657)	(6,336)
Net Increase (Decrease)	$ (6,169) $	36	$ (8) $	(152) $	223 $	(367) $	(4,383)
Shares:
Sold	370	6	17	29	58	26	177
Reinvested	101	–	1	2	2	2	9
Redeemed	(1,065)	(3)	(19)	(46)	(40)	(66)	(630)
Net Increase (Decrease)	(594)	3	(1)	(15)	20	(38)	(444)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (924) $	(4) $	(4) $	(14) $	(21) $	(17) $	(92)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(924) $	(4) $	(4) $	(14) $	(21) $	(17) $	(92)
Year Ended October 31, 2010
From net investment
income	$ (1,010) $	(2) $	(6) $	(20) $	(18) $	(17) $	(89)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,010) $	(2) $	(6) $	(20) $	(18) $	(17) $	(89)

See accompanying notes.

130

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Money Market Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ –		$ –
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									4		3,636
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									–		–
		Net Increase (Decrease) in Net Assets Resulting from Operations							4		3,636

Capital Share Transactions
Net increase (decrease) in capital share transactions									14,549	(1,029,617)
					Total increase (decrease) in net assets				14,553	(1,025,981)

Net Assets
Beginning of period									1,324,081	2,350,062
End of period (including undistributed net investment income as set forth below)								$ 1,338,634		$ 1,324,081
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A	Class B	Class C	Class J	Class S(a) Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 570,848	$ 10,967 $	30,190	$ 194,727	N/A	$ 200,053	$ 3,245 $	5,608	$ 25,655 $	13,578	$ 54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$ 10,978	$ (13,006) $	6,919	$ 6,664	N/A	$ 60,995	$ (1,121) $	(4,510) $	(9,250) $	1,293	$ (44,413)
Shares:
Sold	570,848	10,967	30,190	194,727	N/A	200,053	3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978	(13,006)	6,919	6,664	N/A	60,995	(1,121)	(4,510)	(9,250)	1,293	(44,413)
Year Ended October 31, 2010
Dollars:
Sold	$ 469,628	$ 12,489 $	14,391	$ 135,851	$ 6,506	$ 132,522	$ 2,839 $	8,696	$ 20,776 $	13,086	$ 56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	$ (132,655) $	(30,724) $ (10,140) $ (36,814) $ (761,480) $				(30,241) $	(238) $	1,655	$ (12,214) $	(3,422) $ (13,344)
Shares:
Sold	469,628	12,489	14,391	135,851	6,506	132,522	2,839	8,696	20,776	13,086	56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	(132,655)	(30,724)	(10,140)	(36,814)	(761,480)	(30,241)	(238)	1,655	(12,214)	(3,422)	(13,344)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –

(a) Class S shares discontinued operations on November 23, 2009.

See accompanying notes.

131

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal Capital Appreciation Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 13,650		$ 14,924
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									21,191	40,887
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									52,912	84,759
		Net Increase (Decrease) in Net Assets Resulting from Operations							87,753	140,570

Dividends and Distributions to Shareholders
From net investment income									(17,064)	(5,788)
From net realized gain on investments									(37,979)	(6,037)
					Total Dividends and Distributions				(55,043)	(11,825)

Capital Share Transactions
Net increase (decrease) in capital share transactions									490,980	75,455
Redemption fees - Class A									–	1
					Total increase (decrease) in net assets				523,690	204,201

Net Assets
Beginning of period									1,086,093	881,892
End of period (including undistributed net investment income as set forth below)								$ 1,609,783		$ 1,086,093
Undistributed (overdistributed) net investment income (loss)								$ 10,993		$ 14,366

	Class A	Class B Class C Class P Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 49,738 $	934 $	5,427	$ 11,092	$ 332,965	$ 602	$ 1,342	$ 3,038	$ 4,982 $	11,110
Issued in acquisitions	187,973	8,780	2,409	–	32,435	981	615	4,033	477	626
Reinvested	15,325	1,987	727	–	34,698	10	4	50	155	509
Redeemed	(100,072)	(20,490)	(5,624)	(1,235)	(85,931)	(257)	(190)	(645)	(733)	(6,867)
Net Increase (Decrease)	$ 152,964 $	(8,789) $	2,939	$ 9,857	$ 314,167	$ 1,336	$ 1,771	$ 6,476	$ 4,881 $	5,378
Shares:
Sold	1,281	28	164	272	8,525	15	34	76	126	288
Issued in acquisitions	5,048	279	76	–	860	27	17	108	13	16
Reinvested	400	62	22	–	895	–	–	1	4	13
Redeemed	(2,576)	(618)	(170)	(33)	(2,171)	(7)	(5)	(17)	(19)	(175)
Net Increase (Decrease)	4,153	(249)	92	239	8,109	35	46	168	124	142
Year Ended October 31, 2010
Dollars:
Sold	$ 73,922 $	2,088 $	5,942	$ 10	$ 148,548	$ 230	$ 76	$ 1,070	$ 2,715 $	11,315
Reinvested	4,116	566	115	–	6,549	–	–	–	–	–
Redeemed	(96,011)	(30,115)	(4,221)	–	(51,147)	–	–	(10)	(3)	(300)
Net Increase (Decrease)	$ (17,973) $ (27,461) $		1,836	$ 10	$ 103,950	$ 230	$ 76	$ 1,060	$ 2,712 $	11,015
Shares:
Sold	2,102	69	199	–	4,189	7	2	29	75	314
Reinvested	120	20	4	–	188	–	–	–	–	–
Redeemed	(2,746)	(1,000)	(140)	–	(1,455)	–	–	–	–	(8)
Net Increase (Decrease)	(524)	(911)	63	–	2,922	7	2	29	75	306

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (4,465) $	(72) $	(102) $	–	$ (12,181) $	(3) $	(1) $	(18) $	(52) $	(170)
From net realized gain on
investments	(12,121)	(2,145)	(681)	–	(22,548)	(7)	(3)	(32)	(103)	(339)
Total Dividends and
Distributions	$ (16,586) $	(2,217) $	(783) $	–	$ (34,729) $	(10) $	(4) $	(50) $	(155) $	(509)
Year Ended October 31, 2010
From net investment
income	$ (1,961) $	– $	–	$ –	$ (3,827) $	–	$ –	$ –	$ – $	–
From net realized gain on
investments	(2,559)	(627)	(127)	–	(2,724)	–	–	–	–	–
Total Dividends and
Distributions	$ (4,520) $	(627) $	(127) $	–	$ (6,551) $	–	$ –	$ –	$ – $	–

See accompanying notes.

132

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2010 Fund
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 42,094	$ 45,787
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								9,424	(102,913)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								24,688	316,749
		Net Increase (Decrease) in Net Assets Resulting from Operations						76,206	259,623

Dividends and Distributions to Shareholders
From net investment income								(42,837)	(50,866)
					Total Dividends and Distributions			(42,837)	(50,866)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(160,548)	(85,866)
Redemption fees - Class J								–	1
				Total increase (decrease) in net assets				(127,179)	122,892

Net Assets
Beginning of period								1,764,321	1,641,429
End of period (including undistributed net investment income as set forth below)								$ 1,637,142	$ 1,764,321
Undistributed (overdistributed) net investment income (loss)								$ 15,722	$ 16,666

	Class A	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 4,314 $	32,843 $	74,831 $	3,162 $	5,444 $	17,108 $	18,551	$ 21,792
Reinvested	813	4,485	29,298	395	763	1,908	1,808	3,356
Redeemed	(9,127)	(45,226)	(181,993)	(7,015)	(19,493)	(35,682)	(25,216)	(57,667)
Net Increase (Decrease)	$ (4,000) $	(7,898) $	(77,864) $	(3,458) $ (13,286) $ (16,666) $			(4,857) $ (32,519)
Shares:
Sold	377	2,877	6,567	280	485	1,511	1,624	1,922
Reinvested	72	402	2,623	35	69	172	163	301
Redeemed	(794)	(3,981)	(15,975)	(622)	(1,725)	(3,206)	(2,209)	(5,108)
Net Increase (Decrease)	(345)	(702)	(6,785)	(307)	(1,171)	(1,523)	(422)	(2,885)
Year Ended October 31, 2010
Dollars:
Sold	$ 9,024 $	26,875 $	87,235 $	4,361 $	8,429 $	21,487 $	16,821	$ 21,198
Reinvested	934	5,405	33,177	563	999	2,653	2,073	5,050
Redeemed	(8,176)	(40,491)	(148,158)	(5,842)	(13,144)	(32,621)	(17,907)	(65,811)
Net Increase (Decrease)	$ 1,782 $	(8,211) $	(27,746) $	(918) $	(3,716) $	(8,481) $	987	$ (39,563)
Shares:
Sold	864	2,604	8,426	426	813	2,108	1,637	2,056
Reinvested	92	538	3,298	56	100	266	207	503
Redeemed	(785)	(3,919)	(14,382)	(563)	(1,280)	(3,172)	(1,757)	(6,420)
Net Increase (Decrease)	171	(777)	(2,658)	(81)	(367)	(798)	87	(3,861)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (819) $	(4,490) $	(29,298) $	(395) $	(763) $	(1,908) $	(1,808) $	(3,356)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (819) $	(4,490) $	(29,298) $	(395) $	(763) $	(1,908) $	(1,808) $	(3,356)
Year Ended October 31, 2010
From net investment
income	$ (946) $	(5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (946) $	(5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)

See accompanying notes.

133

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2015 Fund
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 12,367	$ 8,808
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							8,966	10,684
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(1,970)	45,406
		Net Increase (Decrease) in Net Assets Resulting from Operations					19,363	64,898

Dividends and Distributions to Shareholders
From net investment income							(11,235)	(7,722)
From net realized gain on investments							(10,455)	–
					Total Dividends and Distributions		(21,690)	(7,722)

Capital Share Transactions
Net increase (decrease) in capital share transactions							122,127	130,396
				Total increase (decrease) in net assets			119,800	187,572

Net Assets
Beginning of period							502,084	314,512
End of period (including undistributed net investment income as set forth below)							$ 621,884	$ 502,084
Undistributed (overdistributed) net investment income (loss)							$ 4,108	$ 3,035

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 120,672	$ 4,240	$ 6,122	$ 24,969	$ 21,720	$ 17,655
Reinvested	15,971	511	447	1,502	1,810	1,449
Redeemed	(46,221)	(3,385)	(5,444)	(14,814)	(8,266)	(16,811)
Net Increase (Decrease)	$ 90,422	$ 1,366	$ 1,125	$ 11,657	$ 15,264	$ 2,293
Shares:
Sold	12,299	444	633	2,577	2,211	1,819
Reinvested	1,653	54	47	157	189	151
Redeemed	(4,766)	(349)	(569)	(1,518)	(842)	(1,715)
Net Increase (Decrease)	9,186	149	111	1,216	1,558	255
Year Ended October 31, 2010
Dollars:
Sold	$ 120,283	$ 5,283	$ 4,994	$ 16,810	$ 11,984	$ 11,257
Reinvested	5,723	174	166	471	622	566
Redeemed	(30,292)	(1,952)	(2,061)	(4,912)	(3,244)	(5,476)
Net Increase (Decrease)	$ 95,714	$ 3,505	$ 3,099	$ 12,369	$ 9,362	$ 6,347
Shares:
Sold	13,487	595	566	1,895	1,349	1,258
Reinvested	653	20	19	54	71	65
Redeemed	(3,382)	(218)	(234)	(548)	(362)	(611)
Net Increase (Decrease)	10,758	397	351	1,401	1,058	712

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (8,469) $	(220) $	(199) $	(731) $	(890) $	(726)
From net realized gain on
investments	(7,502)	(291)	(248)	(771)	(920)	(723)
Total Dividends and
Distributions	$ (15,971) $	(511) $	(447) $	(1,502) $	(1,810) $	(1,449)
Year Ended October 31, 2010
From net investment
income	$ (5,723) $	(174) $	(166) $	(471) $	(622) $	(566)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,723) $	(174) $	(166) $	(471) $	(622) $	(566)

See accompanying notes.

134

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2020 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 101,937		$ 100,044
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									21,559	(179,348)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									48,890	778,204
		Net Increase (Decrease) in Net Assets Resulting from Operations							172,386	698,900

Dividends and Distributions to Shareholders
From net investment income									(103,087)	(111,134)
					Total Dividends and Distributions				(103,087)	(111,134)

Capital Share Transactions
Net increase (decrease) in capital share transactions									74,133	135,779
Redemption fees - Class J									–	1
					Total increase (decrease) in net assets				143,432	723,546

Net Assets
Beginning of period									4,774,193	4,050,647
End of period (including undistributed net investment income as set forth below)								$ 4,917,625		$ 4,774,193
Undistributed (overdistributed) net investment income (loss)								$ 24,216		$ 25,843

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 14,269 $	257 $	99,466	$ 309,509	$ 8,393	$ 10,911	$ 45,804 $	45,357	$ 66,680
Reinvested	1,581	92	10,470	72,512	841	1,581	3,967	4,282	7,742
Redeemed	(14,431)	(1,403)	(92,501)	(263,788)	(10,765)	(42,038)	(58,368)	(40,777)	(105,510)
Net Increase (Decrease)	$ 1,419 $	(1,054) $	17,435	$ 118,233	$ (1,531) $ (29,546) $		(8,597) $	8,862	$ (31,088)
Shares:
Sold	1,201	22	8,427	26,060	715	933	3,880	3,805	5,672
Reinvested	135	8	900	6,219	72	137	342	369	666
Redeemed	(1,216)	(119)	(7,853)	(22,391)	(920)	(3,584)	(5,076)	(3,471)	(8,957)
Net Increase (Decrease)	120	(89)	1,474	9,888	(133)	(2,514)	(854)	703	(2,619)
Year Ended October 31, 2010
Dollars:
Sold	$ 16,005 $	770 $	85,721	$ 295,219	$ 10,477	$ 19,206	$ 37,475 $	50,743	$ 52,173
Reinvested	1,707	148	11,629	75,053	1,138	2,108	5,205	4,437	9,690
Redeemed	(12,317)	(1,494)	(77,781)	(237,667)	(11,062)	(20,755)	(50,548)	(31,657)	(99,844)
Net Increase (Decrease)	$ 5,395 $	(576) $	19,569	$ 132,605	$ 553	$ 559	$ (7,868) $	23,523	$ (37,981)
Shares:
Sold	1,497	73	8,089	27,780	993	1,804	3,541	4,799	4,920
Reinvested	164	14	1,123	7,231	110	204	504	430	936
Redeemed	(1,155)	(140)	(7,338)	(22,564)	(1,028)	(1,981)	(4,808)	(2,998)	(9,480)
Net Increase (Decrease)	506	(53)	1,874	12,447	75	27	(763)	2,231	(3,624)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,590) $	(93) $	(10,479) $	(72,512) $	(841) $	(1,581) $	(3,967) $	(4,282) $	(7,742)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,590) $	(93) $	(10,479) $	(72,512) $	(841) $	(1,581) $	(3,967) $	(4,282) $	(7,742)
Year Ended October 31, 2010
From net investment
income	$ (1,722) $	(152) $ (11,629) $		(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,722) $	(152) $ (11,629) $		(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)

See accompanying notes.

135

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2025 Fund
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 11,417	$ 8,253
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							2,714	9,063
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							3,955	54,839
		Net Increase (Decrease) in Net Assets Resulting from Operations					18,086	72,155

Dividends and Distributions to Shareholders
From net investment income							(11,093)	(7,567)
From net realized gain on investments							(8,759)	–
					Total Dividends and Distributions		(19,852)	(7,567)

Capital Share Transactions
Net increase (decrease) in capital share transactions							169,520	171,556
				Total increase (decrease) in net assets			167,754	236,144

Net Assets
Beginning of period							563,692	327,548
End of period (including undistributed net investment income as set forth below)							$ 731,446	$ 563,692
Undistributed (overdistributed) net investment income (loss)							$ 2,335	$ 2,060

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 180,422	$ 3,338	$ 6,753	$ 26,397	$ 17,527	$ 21,408
Reinvested	14,475	414	362	1,515	1,411	1,675
Redeemed	(66,673)	(2,782)	(3,244)	(12,454)	(7,418)	(13,606)
Net Increase (Decrease)	$ 128,224	$ 970	$ 3,871	$ 15,458	$ 11,520	$ 9,477
Shares:
Sold	18,504	351	712	2,767	1,803	2,226
Reinvested	1,517	44	38	160	149	176
Redeemed	(6,724)	(288)	(344)	(1,280)	(768)	(1,398)
Net Increase (Decrease)	13,297	107	406	1,647	1,184	1,004
Year Ended October 31, 2010
Dollars:
Sold	$ 139,824	$ 5,580	$ 6,257	$ 20,533	$ 16,420	$ 15,834
Reinvested	5,544	165	138	508	496	716
Redeemed	(23,745)	(1,467)	(2,893)	(2,774)	(3,005)	(6,575)
Net Increase (Decrease)	$ 121,623	$ 4,278	$ 3,502	$ 18,267	$ 13,911	$ 9,975
Shares:
Sold	16,108	644	727	2,364	1,897	1,809
Reinvested	647	19	16	60	58	84
Redeemed	(2,708)	(168)	(336)	(322)	(348)	(758)
Net Increase (Decrease)	14,047	495	407	2,102	1,607	1,135

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (8,291) $	(188) $	(174) $	(784) $	(746) $	(910)
From net realized gain on
investments	(6,184)	(226)	(188)	(731)	(665)	(765)
Total Dividends and
Distributions	$ (14,475) $	(414) $	(362) $	(1,515) $	(1,411) $	(1,675)
Year Ended October 31, 2010
From net investment
income	$ (5,544) $	(165) $	(138) $	(508) $	(496) $	(716)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,544) $	(165) $	(138) $	(508) $	(496) $	(716)

See accompanying notes.

136

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2030 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 78,913		$ 82,012
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									24,750	(153,988)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									46,833	720,040
		Net Increase (Decrease) in Net Assets Resulting from Operations							150,496	648,064

Dividends and Distributions to Shareholders
From net investment income									(79,981)	(87,744)
					Total Dividends and Distributions				(79,981)	(87,744)

Capital Share Transactions
Net increase (decrease) in capital share transactions									121,264	140,599
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					191,779	700,920

Net Assets
Beginning of period									4,294,843	3,593,923
End of period (including undistributed net investment income as set forth below)								$ 4,486,622		$ 4,294,843
Undistributed (overdistributed) net investment income (loss)								$ 13,199		$ 14,509

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 15,667		$ 210 $ 113,241 $	320,997	$ 7,611	$ 11,388 $	37,502 $	35,557	$ 64,277
Reinvested	1,050	70	8,230	56,512	589	1,181	3,087	3,127	6,125
Redeemed	(10,906)	(1,409)	(79,028)	(226,611)	(8,739)	(35,055)	(56,347)	(36,692)	(110,370)
Net Increase (Decrease)	$ 5,811	$ (1,129) $	42,443	$ 150,898	$ (539) $ (22,486) $ (15,758) $			1,992	$ (39,968)
Shares:
Sold	1,334	18	9,676	27,329	654	979	3,192	2,933	5,515
Reinvested	91	6	712	4,884	51	102	267	264	529
Redeemed	(925)	(120)	(6,799)	(19,379)	(745)	(2,994)	(5,007)	(3,066)	(9,374)
Net Increase (Decrease)	500	(96)	3,589	12,834	(40)	(1,913)	(1,548)	131	(3,330)
Year Ended October 31, 2010
Dollars:
Sold	$ 14,200	$ 356 $	92,858	$ 264,209	$ 10,782	$ 17,126 $	38,121 $	45,598	$ 52,272
Reinvested	1,109	113	8,970	59,784	801	1,700	4,211	3,458	7,579
Redeemed	(10,100)	(991)	(61,977)	(218,912)	(9,535)	(20,099)	(43,096)	(33,769)	(84,169)
Net Increase (Decrease)	$ 5,209	$ (522) $	39,851	$ 105,081	$ 2,048	$ (1,273) $	(764) $	15,287	$ (24,318)
Shares:
Sold	1,357	34	8,917	25,371	1,044	1,635	3,657	4,284	5,005
Reinvested	108	11	879	5,856	79	167	413	331	742
Redeemed	(969)	(94)	(5,973)	(21,169)	(897)	(1,948)	(4,125)	(3,136)	(8,146)
Net Increase (Decrease)	496	(49)	3,823	10,058	226	(146)	(55)	1,479	(2,399)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,059) $	(70) $	(8,231) $	(56,512) $	(589) $	(1,181) $	(3,087) $	(3,127) $	(6,125)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,059) $	(70) $	(8,231) $	(56,512) $	(589) $	(1,181) $	(3,087) $	(3,127) $	(6,125)
Year Ended October 31, 2010
From net investment
income	$ (1,125) $	(114) $	(8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,125) $	(114) $	(8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)

See accompanying notes.

137

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2035 Fund
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 6,467	$ 4,554
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							1,601	6,189
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							1,943	35,595
		Net Increase (Decrease) in Net Assets Resulting from Operations					10,011	46,338

Dividends and Distributions to Shareholders
From net investment income							(6,100)	(4,247)
From net realized gain on investments							(6,088)	–
					Total Dividends and Distributions		(12,188)	(4,247)

Capital Share Transactions
Net increase (decrease) in capital share transactions							117,724	109,778
				Total increase (decrease) in net assets			115,547	151,869

Net Assets
Beginning of period							356,982	205,113
End of period (including undistributed net investment income as set forth below)							$ 472,529	$ 356,982
Undistributed (overdistributed) net investment income (loss)							$ 1,069	$ 722

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 96,877 $	3,305 $	3,448 $	15,136 $	10,895 $	16,456
Reinvested	8,767	308	179	1,066	957	911
Redeemed	(17,229)	(1,989)	(2,065)	(5,762)	(5,267)	(8,269)
Net Increase (Decrease)	$ 88,415 $	1,624 $	1,562 $	10,440 $	6,585 $	9,098
Shares:
Sold	10,130	351	364	1,598	1,134	1,734
Reinvested	926	33	19	114	102	96
Redeemed	(1,819)	(209)	(219)	(603)	(549)	(860)
Net Increase (Decrease)	9,237	175	164	1,109	687	970
Year Ended October 31, 2010
Dollars:
Sold	$ 93,066 $	4,319 $	3,558 $	12,708 $	12,283 $	7,998
Reinvested	3,090	104	65	354	286	348
Redeemed	(20,325)	(833)	(1,427)	(1,365)	(1,480)	(2,971)
Net Increase (Decrease)	$ 75,831 $	3,590 $	2,196 $	11,697 $	11,089 $	5,375
Shares:
Sold	10,885	505	421	1,483	1,444	928
Reinvested	365	12	8	42	34	41
Redeemed	(2,331)	(96)	(171)	(158)	(171)	(347)
Net Increase (Decrease)	8,919	421	258	1,367	1,307	622

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (4,546) $	(116) $	(73) $	(475) $	(449) $	(441)
From net realized gain on
investments	(4,221)	(192)	(106)	(591)	(508)	(470)
Total Dividends and
Distributions	$ (8,767) $	(308) $	(179) $	(1,066) $	(957) $	(911)
Year Ended October 31, 2010
From net investment
income	$ (3,090) $	(104) $	(65) $	(354) $	(286) $	(348)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,090) $	(104) $	(65) $	(354) $	(286) $	(348)

See accompanying notes.

138

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2040 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 42,011		$ 42,402
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									15,058	(79,478)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									24,475	413,514
		Net Increase (Decrease) in Net Assets Resulting from Operations							81,544	376,438

Dividends and Distributions to Shareholders
From net investment income									(40,625)	(43,949)
					Total Dividends and Distributions				(40,625)	(43,949)

Capital Share Transactions
Net increase (decrease) in capital share transactions									116,212	150,652
				Total increase (decrease) in net assets					157,131	483,141

Net Assets
Beginning of period									2,521,267	2,038,126
End of period (including undistributed net investment income as set forth below)								$ 2,678,398		$ 2,521,267
Undistributed (overdistributed) net investment income (loss)								$ 5,570		$ 4,252

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 10,335 $	143 $	70,376	$ 229,478	$ 6,715	$ 7,691	$ 24,711	$ 28,506	$ 46,127
Reinvested	554	34	3,216	29,928	311	527	1,441	1,462	3,149
Redeemed	(5,799)	(718)	(36,609)	(151,368)	(6,340)	(19,094)	(29,365)	(21,524)	(77,675)
Net Increase (Decrease)	$ 5,090 $	(541) $	36,983	$ 108,038	$ 686	$ (10,876) $	(3,213) $	8,444	$ (28,399)
Shares:
Sold	883	12	5,943	19,306	570	651	2,088	2,416	3,921
Reinvested	48	3	275	2,543	27	45	123	125	268
Redeemed	(495)	(61)	(3,102)	(12,743)	(529)	(1,616)	(2,610)	(1,828)	(6,488)
Net Increase (Decrease)	436	(46)	3,116	9,106	68	(920)	(399)	713	(2,299)
Year Ended October 31, 2010
Dollars:
Sold	$ 8,082 $	315 $	52,925	$ 196,802	$ 7,216	$ 12,410	$ 25,031	$ 28,368	$ 45,475
Reinvested	602	69	3,427	31,433	428	788	1,944	1,733	3,523
Redeemed	(5,289)	(1,030)	(28,078)	(126,643)	(5,177)	(11,397)	(22,729)	(29,237)	(40,339)
Net Increase (Decrease)	$ 3,395 $	(646) $	28,274	$ 101,592	$ 2,467	$ 1,801	$ 4,246	$ 864	$ 8,659
Shares:
Sold	778	31	5,057	18,758	695	1,183	2,402	2,725	4,331
Reinvested	59	7	333	3,043	42	77	189	169	342
Redeemed	(510)	(100)	(2,687)	(12,171)	(489)	(1,105)	(2,165)	(2,754)	(3,914)
Net Increase (Decrease)	327	(62)	2,703	9,630	248	155	426	140	759

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (556) $	(34) $	(3,217) $	(29,928) $	(311) $	(527) $	(1,441) $	(1,462) $	(3,149)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (556) $	(34) $	(3,217) $	(29,928) $	(311) $	(527) $	(1,441) $	(1,462) $	(3,149)
Year Ended October 31, 2010
From net investment
income	$ (603) $	(70) $	(3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (603) $	(70) $	(3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)

See accompanying notes.

139

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2045 Fund
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 2,667	$ 1,663
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							821	2,864
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(104)	15,130
		Net Increase (Decrease) in Net Assets Resulting from Operations					3,384	19,657

Dividends and Distributions to Shareholders
From net investment income							(2,410)	(1,616)
From net realized gain on investments							(2,834)	–
					Total Dividends and Distributions		(5,244)	(1,616)

Capital Share Transactions
Net increase (decrease) in capital share transactions							73,050	57,725
				Total increase (decrease) in net assets			71,190	75,766

Net Assets
Beginning of period							157,385	81,619
End of period (including undistributed net investment income as set forth below)							$ 228,575	$ 157,385
Undistributed (overdistributed) net investment income (loss)							$ 337	$ 84

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 55,279 $	2,105 $	2,149 $	10,003 $	5,952 $	8,661
Reinvested	3,615	161	81	611	395	381
Redeemed	(8,030)	(862)	(846)	(2,203)	(2,140)	(2,262)
Net Increase (Decrease)	$ 50,864 $	1,404 $	1,384 $	8,411 $	4,207 $	6,780
Shares:
Sold	5,782	227	230	1,067	631	921
Reinvested	383	17	9	66	42	41
Redeemed	(846)	(91)	(90)	(236)	(227)	(235)
Net Increase (Decrease)	5,319	153	149	897	446	727
Year Ended October 31, 2010
Dollars:
Sold	$ 45,938 $	2,918 $	1,671 $	7,336 $	5,948 $	4,740
Reinvested	1,110	44	23	207	104	128
Redeemed	(8,051)	(413)	(365)	(1,387)	(575)	(1,651)
Net Increase (Decrease)	$ 38,997 $	2,549 $	1,329 $	6,156 $	5,477 $	3,217
Shares:
Sold	5,405	345	201	866	709	560
Reinvested	132	5	3	25	12	15
Redeemed	(935)	(49)	(45)	(165)	(68)	(200)
Net Increase (Decrease)	4,602	301	159	726	653	375

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,738) $	(56) $	(30) $	(245) $	(170) $	(171)
From net realized gain on
investments	(1,877)	(105)	(51)	(366)	(225)	(210)
Total Dividends and Distributions $	(3,615) $	(161) $	(81) $	(611) $	(395) $	(381)
Year Ended October 31, 2010
From net investment
income	$ (1,110) $	(44) $	(23) $	(207) $	(104) $	(128)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(1,110) $	(44) $	(23) $	(207) $	(104) $	(128)

See accompanying notes.

140

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2050 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 16,538		$ 16,250
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									7,251	(31,031)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									9,866	173,530
		Net Increase (Decrease) in Net Assets Resulting from Operations							33,655	158,749

Dividends and Distributions to Shareholders
From net investment income								(15,688)		(16,581)
					Total Dividends and Distributions			(15,688)		(16,581)

Capital Share Transactions
Net increase (decrease) in capital share transactions									46,954	72,826
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					64,921	214,995

Net Assets
Beginning of period								1,059,053		844,058
End of period (including undistributed net investment income as set forth below)								$ 1,123,974		$ 1,059,053
Undistributed (overdistributed) net investment income (loss)								$ 1,766		$ 927

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 6,191 $	18 $	22,890	$ 130,220	$ 3,956	$ 4,484 $	14,336	$ 11,930	$ 22,145
Reinvested	296	7	604	12,498	114	198	449	488	1,031
Redeemed	(4,256)	(355)	(10,488)	(115,701)	(3,079)	(9,407)	(10,790)	(6,602)	(24,223)
Net Increase (Decrease)	$ 2,231 $	(330) $	13,006	$ 27,017	$ 991	$ (4,725) $	3,995	$ 5,816	$ (1,047)
Shares:
Sold	541	2	2,043	11,438	351	396	1,261	1,041	1,960
Reinvested	26	1	54	1,107	10	18	40	43	91
Redeemed	(373)	(32)	(936)	(10,087)	(270)	(822)	(1,011)	(577)	(2,105)
Net Increase (Decrease)	194	(29)	1,161	2,458	91	(408)	290	507	(54)
Year Ended October 31, 2010
Dollars:
Sold	$ 5,027 $	101 $	16,387	$ 97,209	$ 3,686	$ 5,314 $	10,727	$ 11,370	$ 20,040
Reinvested	325	19	588	12,915	141	295	594	602	1,099
Redeemed	(3,421)	(362)	(7,142)	(57,302)	(2,045)	(4,769)	(9,474)	(11,491)	(17,607)
Net Increase (Decrease)	$ 1,931 $	(242) $	9,833	$ 52,822	$ 1,782	$ 840 $	1,847	$ 481	$ 3,532
Shares:
Sold	500	10	1,660	9,677	371	531	1,078	1,144	1,996
Reinvested	33	2	60	1,307	14	30	61	61	112
Redeemed	(340)	(36)	(723)	(5,759)	(203)	(484)	(949)	(1,133)	(1,793)
Net Increase (Decrease)	193	(24)	997	5,225	182	77	190	72	315

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (298) $	(7) $	(605) $	(12,498) $	(114) $	(198) $	(449) $	(488) $	(1,031)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(298) $	(7) $	(605) $	(12,498) $	(114) $	(198) $	(449) $	(488) $	(1,031)
Year Ended October 31, 2010
From net investment
income	$ (326) $	(19) $	(590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(326) $	(19) $	(590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)

See accompanying notes.

141

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2055 Fund
							Year Ended	Year Ended
							October 31, 2011	October 31, 2010
Operations
Net investment income (loss)							$ 379	$ 219
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							138	357
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							(219)	1,926
		Net Increase (Decrease) in Net Assets Resulting from Operations					298	2,502

Dividends and Distributions to Shareholders
From net investment income							(337)	(219)
From net realized gain on investments							(336)	–
					Total Dividends and Distributions		(673)	(219)

Capital Share Transactions
Net increase (decrease) in capital share transactions							12,249	9,212
				Total increase (decrease) in net assets			11,874	11,495

Net Assets
Beginning of period							22,571	11,076
End of period (including undistributed net investment income as set forth below)							$ 34,445	$ 22,571
Undistributed (overdistributed) net investment income (loss)							$ 49	$ 7

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 16,382 $	500 $	320 $	1,458 $	1,489 $	1,359
Reinvested	536	12	9	34	41	41
Redeemed	(7,273)	(168)	(392)	(761)	(572)	(766)
Net Increase (Decrease)	$ 9,645 $	344 $	(63) $	731 $	958 $	634
Shares:
Sold	1,719	54	34	154	156	145
Reinvested	56	1	1	4	5	4
Redeemed	(767)	(18)	(41)	(78)	(60)	(81)
Net Increase (Decrease)	1,008	37	(6)	80	101	68
Year Ended October 31, 2010
Dollars:
Sold	$ 11,610 $	341 $	332 $	863 $	1,091 $	756
Reinvested	163	6	1	16	16	17
Redeemed	(4,094)	(263)	(36)	(600)	(557)	(450)
Net Increase (Decrease)	$ 7,679 $	84 $	297 $	279 $	550 $	323
Shares:
Sold	1,350	41	39	103	130	89
Reinvested	19	1	–	2	2	2
Redeemed	(491)	(32)	(4)	(72)	(67)	(54)
Net Increase (Decrease)	878	10	35	33	65	37

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (277) $	(4) $	(4) $	(14) $	(19) $	(19)
From net realized gain on
investments	(259)	(8)	(5)	(20)	(22)	(22)
Total Dividends and Distributions $	(536) $	(12) $	(9) $	(34) $	(41) $	(41)
Year Ended October 31, 2010
From net investment
income	$ (163) $	(6) $	(1) $	(16) $	(16) $	(17)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(163) $	(6) $	(1) $	(16) $	(16) $	(17)

See accompanying notes.

142

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Principal LifeTime
Amounts in thousands									Strategic Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 20,377		$ 19,988
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									3,241	(31,672)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									819	91,166
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,437	79,482

Dividends and Distributions to Shareholders
From net investment income									(19,583)	(20,361)
					Total Dividends and Distributions				(19,583)	(20,361)

Capital Share Transactions
Net increase (decrease) in capital share transactions									3,938	54,704
				Total increase (decrease) in net assets					8,792	113,825

Net Assets
Beginning of period									672,818	558,993
End of period (including undistributed net investment income as set forth below)								$ 681,610		$ 672,818
Undistributed (overdistributed) net investment income (loss)								$ 10,083		$ 9,397

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 4,312 $	180 $	15,414	$ 89,908	$ 3,332	$ 5,035 $	13,600	$ 7,523	$ 13,195
Reinvested	718	17	1,665	13,796	274	287	887	755	1,173
Redeemed	(5,412)	(243)	(14,117)	(98,254)	(4,053)	(10,472)	(13,737)	(7,943)	(13,902)
Net Increase (Decrease)	$ (382) $	(46) $	2,962	$ 5,450	$ (447) $	(5,150) $	750	$ 335	$ 466
Shares:
Sold	396	16	1,427	8,296	308	467	1,260	697	1,215
Reinvested	67	2	158	1,303	26	27	85	72	111
Redeemed	(494)	(23)	(1,309)	(9,061)	(373)	(972)	(1,285)	(737)	(1,287)
Net Increase (Decrease)	(31)	(5)	276	538	(39)	(478)	60	32	39
Year Ended October 31, 2010
Dollars:
Sold	$ 5,173 $	193 $	7,515	$ 121,840	$ 6,591	$ 8,944 $	28,131	$ 11,205	$ 14,324
Reinvested	746	24	1,834	13,752	324	571	898	830	1,364
Redeemed	(3,549)	(181)	(8,827)	(81,470)	(5,081)	(14,047)	(26,693)	(10,238)	(19,469)
Net Increase (Decrease)	$ 2,370 $	36 $	522	$ 54,122	$ 1,834	$ (4,532) $	2,336	$ 1,797	$ (3,781)
Shares:
Sold	503	19	738	11,979	657	890	2,786	1,118	1,381
Reinvested	75	3	187	1,399	33	58	92	85	139
Redeemed	(345)	(18)	(871)	(8,048)	(501)	(1,402)	(2,640)	(1,005)	(1,913)
Net Increase (Decrease)	233	4	54	5,330	189	(454)	238	198	(393)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (724) $	(17) $	(1,670) $	(13,796) $	(274) $	(287) $	(887) $	(755) $	(1,173)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(724) $	(17) $	(1,670) $	(13,796) $	(274) $	(287) $	(887) $	(755) $	(1,173)
Year Ended October 31, 2010
From net investment
income	$ (756) $	(24) $	(1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(756) $	(24) $	(1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)

See accompanying notes.

143

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 11,403		$ 33,716
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								147,048			144,619
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									15,930		367,079
		Net Increase (Decrease) in Net Assets Resulting from Operations						174,381			545,414

Dividends and Distributions to Shareholders
From net investment income								(19,887)			(34,411)
					Total Dividends and Distributions			(19,887)			(34,411)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(123,807)			(233,711)
Redemption fees - Class A									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets					30,687		277,295

Net Assets
Beginning of period								1,708,348			1,431,053
End of period (including undistributed net investment income as set forth below)								$ 1,739,035		$ 1,708,348
Undistributed (overdistributed) net investment income (loss)								$ (124)		$ 606

	Class A Class B		Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 47,493	$ 605 $	7,933	$ 22,577 $	19,966	$ 254,379 $	3,331	$ 2,945 $	11,215 $	15,235	$ 48,718
Reinvested	851	33	30	1,112	17	15,786	36	88	318	265	803
Redeemed	(45,445)	(4,644)	(4,593)	(31,772)	(2,248)	(436,253)	(3,789)	(6,202)	(15,280)	(8,962)	(18,355)
Net Increase (Decrease)	$ 2,899	$ (4,006) $	3,370	$ (8,083) $	17,735	$ (166,088) $	(422) $	(3,169) $	(3,747) $	6,538	$ 31,166
Shares:
Sold	2,821	37	475	1,371	1,175	15,190	199	181	676	920	2,864
Reinvested	52	2	2	70	1	965	2	6	20	17	50
Redeemed	(2,666)	(279)	(276)	(1,949)	(138)	(26,502)	(231)	(384)	(928)	(559)	(1,112)
Net Increase (Decrease)	207	(240)	201	(508)	1,038	(10,347)	(30)	(197)	(232)	378	1,802
Year Ended October 31, 2010
Dollars:
Sold	$ 48,454	$ 1,291 $	7,536	$ 16,708 $	10	$ 275,456 $	2,809	$ 4,349 $	12,090 $	9,516	$ 20,962
Reinvested	1,376	108	68	1,882	–	28,095	76	219	666	353	1,116
Redeemed	(31,022)	(4,746)	(2,388)	(20,707)	–	(544,719)	(1,908)	(5,438)	(17,107)	(6,524)	(32,292)
Net Increase (Decrease)	$ 18,808	$ (3,347) $	5,216	$ (2,117) $	10	$ (241,168) $	977	$ (870) $	(4,351) $	3,345	$ (10,214)
Shares:
Sold	3,346	92	532	1,180	1	19,572	197	312	851	677	1,498
Reinvested	98	8	5	137	–	2,016	6	16	48	26	82
Redeemed	(2,143)	(338)	(167)	(1,506)	–	(37,245)	(135)	(396)	(1,224)	(496)	(2,394)
Net Increase (Decrease)	1,301	(238)	370	(189)	1	(15,657)	68	(68)	(325)	207	(814)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (928) $	(35) $	(47) $	(1,114) $	(61) $	(16,187) $	(36) $	(88) $	(321) $	(265) $	(805)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(928) $	(35) $	(47) $	(1,114) $	(61) $	(16,187) $	(36) $	(88) $	(321) $	(265) $	(805)
Year Ended October 31, 2010
From net investment
income	$ (1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)

See accompanying notes.

144

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 66,154		$ 60,354
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									38,125	(28,322)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									17,246	416,164
		Net Increase (Decrease) in Net Assets Resulting from Operations							121,525	448,196

Dividends and Distributions to Shareholders
From net investment income									(66,299)	(63,898)
					Total Dividends and Distributions				(66,299)	(63,898)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(30,252)	(184,260)
Redemption fees - Class A									–	9
Redemption fees - Class C									–	2
Redemption fees - Class J									–	5
				Total increase (decrease) in net assets					24,974	200,054

Net Assets
Beginning of period									3,215,571	3,015,517
End of period (including undistributed net investment income as set forth below)								$ 3,240,545		$ 3,215,571
Undistributed (overdistributed) net investment income (loss)								$ 2, 674		$ 2,858

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 272,512 $	8,024 $	68,616	$ 182,604	$ 130,730	$ 1,000	$ 5,778	$ 14,708	$ 13,466	$ 25,534
Reinvested	33,429	4,688	7,826	10,421	4,540	88	130	454	279	745
Redeemed	(381,806)	(181,006)	(121,791)	(79,273)	(31,582)	(664)	(3,390)	(5,641)	(2,332)	(8,339)
Net Increase (Decrease)	$ (75,865) $ (168,294) $ (45,349) $ 113,752				$ 103,688	$ 424	$ 2,518	$ 9,521	$ 11,413	$ 17,940
Shares:
Sold	21,141	623	5,383	14,545	10,335	79	459	1,140	1,049	2,027
Reinvested	2,631	369	622	840	363	7	11	36	22	59
Redeemed	(29,763)	(14,089)	(9,606)	(6,346)	(2,500)	(53)	(259)	(445)	(185)	(661)
Net Increase (Decrease)	(5,991)	(13,097)	(3,601)	9,039	8,198	33	211	731	886	1,425
Year Ended October 31, 2010
Dollars:
Sold	$ 269,066 $	15,627 $	64,178	$ 180,111	$ 57,984	$ 1,544	$ 3,554	$ 9,060	$ 4,487	$ 11,813
Reinvested	33,835	7,094	8,487	6,660	2,493	71	50	279	134	480
Redeemed	(421,825)	(221,529)	(142,265)	(45,515)	(15,294)	(844)	(644)	(3,945)	(3,291)	(6,115)
Net Increase (Decrease)	$ (118,924) $ (198,808) $ (69,600) $ 141,256				$ 45,183	$ 771	$ 2,960	$ 5,394	$ 1,330	$ 6,178
Shares:
Sold	22,892	1,345	5,529	15,732	5,010	133	306	776	391	1,016
Reinvested	2,907	612	737	585	216	6	4	24	11	42
Redeemed	(36,024)	(18,958)	(12,317)	(3,969)	(1,326)	(72)	(56)	(343)	(289)	(524)
Net Increase (Decrease)	(10,225)	(17,001)	(6,051)	12,348	3,900	67	254	457	113	534

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (36,057) $	(5,086) $	(8,484) $ (10,431) $		(4,545) $	(88) $	(130) $	(454) $	(279) $	(745)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (36,057) $	(5,086) $	(8,484) $ (10,431) $		(4,545) $	(88) $	(130) $	(454) $	(279) $	(745)
Year Ended October 31, 2010
From net investment
income	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)

See accompanying notes.

145

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 23,031		$ 19,820
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									13,103		(3,798)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(6,423)		78,326
		Net Increase (Decrease) in Net Assets Resulting from Operations							29,711		94,348

Dividends and Distributions to Shareholders
From net investment income								(22,941)			(20,480)
					Total Dividends and Distributions			(22,941)			(20,480)

Capital Share Transactions
Net increase (decrease) in capital share transactions									91,986		78,041
Redemption fees - Class A									–		2
Redemption fees - Class C									–		1
Redemption fees - Class J									–		3
				Total increase (decrease) in net assets					98,756		151,915

Net Assets
Beginning of period								823,172			671,257
End of period (including undistributed net investment income as set forth below)								$ 921,928		$ 823,172
Undistributed (overdistributed) net investment income (loss)								$ 1,324		$ 1,250

	Class A Class B Class C			Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 89,146 $	4,229 $	31,851 $	90,818 $	46,664	$ 1,031 $	1,442 $	11,467 $	3,503 $	10,849
Reinvested	8,269	1,119	3,252	5,796	2,496	70	78	316	127	239
Redeemed	(78,135)	(33,417)	(40,731)	(36,104)	(16,935)	(439)	(2,770)	(4,821)	(3,309)	(4,115)
Net Increase (Decrease)	$ 19,280 $ (28,069) $		(5,628) $	60,510 $	32,225	$ 662 $	(1,250) $	6,962 $	321 $	6,973
Shares:
Sold	8,370	399	3,013	8,610	4,408	97	136	1,066	330	1,028
Reinvested	783	106	310	555	238	7	7	30	12	23
Redeemed	(7,342)	(3,129)	(3,855)	(3,435)	(1,610)	(42)	(258)	(459)	(310)	(386)
Net Increase (Decrease)	1,811	(2,624)	(532)	5,730	3,036	62	(115)	637	32	665
Year Ended October 31, 2010
Dollars:
Sold	$ 83,726 $	6,636 $	33,754 $	84,990 $	28,727	$ 1,665 $	3,055 $	5,782 $	2,191 $	2,879
Reinvested	7,950	1,667	3,489	3,853	1,616	45	70	202	118	89
Redeemed	(82,210)	(33,689)	(41,259)	(20,483)	(10,816)	(303)	(308)	(2,935)	(1,848)	(612)
Net Increase (Decrease)	$ 9,466 $ (25,386) $		(4,016) $	68,360 $	19,527	$ 1,407 $	2,817 $	3,049 $	461 $	2,356
Shares:
Sold	8,396	672	3,428	8,614	2,912	170	310	587	223	289
Reinvested	804	169	356	393	164	5	7	21	12	9
Redeemed	(8,264)	(3,391)	(4,181)	(2,080)	(1,097)	(31)	(32)	(300)	(187)	(61)
Net Increase (Decrease)	936	(2,550)	(397)	6,927	1,979	144	285	308	48	237

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (9,012) $	(1,245) $	(3,554) $	(5,804) $	(2,496) $	(70) $	(78) $	(316) $	(127) $	(239)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(9,012) $	(1,245) $	(3,554) $	(5,804) $	(2,496) $	(70) $	(78) $	(316) $	(127) $	(239)
Year Ended October 31, 2010
From net investment
income	$ (8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)

See accompanying notes.

146

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 27,901		$ 24,590
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									43,410	(45,163)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									19,346	372,692
		Net Increase (Decrease) in Net Assets Resulting from Operations							90,657	352,119

Dividends and Distributions to Shareholders
From net investment income									(27,147)	(30,292)
					Total Dividends and Distributions				(27,147)	(30,292)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(140,522)	(233,591)
Redemption fees - Class A									–	2
Redemption fees - Class B									–	1
Redemption fees - Class J									–	2
				Total increase (decrease) in net assets					(77,012)	88,241

Net Assets
Beginning of period									2,304,603	2,216,362
End of period (including undistributed net investment income as set forth below)								$ 2,227,591		$ 2,304,603
Undistributed (overdistributed) net investment income (loss)								$ 10,929		$ 10,182

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 169,206 $	4,487 $	39,181 $	81,189	$ 64,622	$ 1,238	$ 2,490	$ 7,988	$ 4,138	$ 24,115
Reinvested	15,913	1,409	3,277	2,765	1,942	42	66	148	120	217
Redeemed	(271,283)	(123,798)	(100,967)	(34,809)	(16,670)	(1,613)	(2,501)	(6,072)	(1,446)	(5,916)
Net Increase (Decrease)	$ (86,164) $ (117,902) $ (58,509) $			49,145	$ 49,894	$ (333) $	55	$ 2,064	$ 2,812	$ 18,416
Shares:
Sold	12,325	340	3,001	6,101	4,790	93	184	585	306	1,820
Reinvested	1,173	107	253	209	145	3	5	11	9	16
Redeemed	(19,833)	(9,376)	(7,784)	(2,609)	(1,249)	(120)	(182)	(455)	(107)	(439)
Net Increase (Decrease)	(6,335)	(8,929)	(4,530)	3,701	3,686	(24)	7	141	208	1,397
Year Ended October 31, 2010
Dollars:
Sold	$ 173,666 $	9,110 $	36,195 $	73,032	$ 36,257	$ 1,379	$ 2,830	$ 3,657	$ 3,221	$ 6,235
Reinvested	17,189	3,146	4,612	2,017	1,279	33	39	132	83	217
Redeemed	(277,672)	(162,077)	(127,674)	(23,117)	(7,530)	(264)	(681)	(2,191)	(2,970)	(3,744)
Net Increase (Decrease)	$ (86,817) $ (149,821) $ (86,867) $			51,932	$ 30,006	$ 1,148	$ 2,188	$ 1,598	$ 334	$ 2,708
Shares:
Sold	14,176	781	3,112	6,120	3,031	115	238	301	269	525
Reinvested	1,431	271	403	172	108	3	4	11	7	18
Redeemed	(22,805)	(13,799)	(11,038)	(1,940)	(627)	(23)	(58)	(181)	(251)	(304)
Net Increase (Decrease)	(7,198)	(12,747)	(7,523)	4,352	2,512	95	184	131	25	239

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (16,782) $	(1,498) $	(3,563) $	(2,769) $	(1,942) $	(42) $	(66) $	(148) $	(120) $	(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,782) $	(1,498) $	(3,563) $	(2,769) $	(1,942) $	(42) $	(66) $	(148) $	(120) $	(217)
Year Ended October 31, 2010
From net investment
income	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)

See accompanying notes.

147

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 34,322		$ 28,055
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									10,832		(1,001)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(11,117)		73,229
		Net Increase (Decrease) in Net Assets Resulting from Operations							34,037		100,283

Dividends and Distributions to Shareholders
From net investment income									(34,487)		(30,633)
					Total Dividends and Distributions				(34,487)		(30,633)

Capital Share Transactions
Net increase (decrease) in capital share transactions									161,839		108,949
Redemption fees - Class A									–		6
Redemption fees - Class B									–		1
Redemption fees - Class C									–		6
Redemption fees - Class J									–		4
				Total increase (decrease) in net assets					161,389		178,616

Net Assets
Beginning of period									961,581		782,965
End of period (including undistributed net investment income as set forth below)								$ 1,122,970		$ 961,581
Undistributed (overdistributed) net investment income (loss)								$ 227		$ 416

	Class A	Class B Class C		Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 177,122	$ 5,705 $	49,194	$ 157,120	$ 30,926	$ 347	$ 1,089	$ 3,924	$ 2,181	$ 4,272
Reinvested	15,718	1,940	4,778	7,377	1,858	23	39	183	119	154
Redeemed	(132,698)	(49,790)	(59,107)	(42,119)	(11,034)	(478)	(777)	(3,180)	(432)	(2,615)
Net Increase (Decrease)	$ 60,142	$ (42,145) $	(5,135) $ 122,378	$ 21,750	$ (108) $		351	$ 927	$ 1,868	$ 1,811
Shares:
Sold	15,548	504	4,359	13,898	2,719	30	95	343	190	379
Reinvested	1,381	170	423	652	163	2	4	16	10	13
Redeemed	(11,653)	(4,364)	(5,235)	(3,738)	(978)	(42)	(68)	(280)	(38)	(231)
Net Increase (Decrease)	5,276	(3,690)	(453)	10,812	1,904	(10)	31	79	162	161
Year Ended October 31, 2010
Dollars:
Sold	$ 146,514	$ 9,288 $	53,267	$ 103,824	$ 23,675	$ 567	$ 673	$ 2,981	$ 1,632	$ 2,418
Reinvested	14,468	3,271	4,986	3,518	1,206	22	19	152	67	121
Redeemed	(124,027)	(60,694)	(50,708)	(16,660)	(8,916)	(114)	(119)	(716)	(381)	(1,385)
Net Increase (Decrease)	$ 36,955	$ (48,135) $	7,545	$ 90,682	$ 15,965	$ 475	$ 573	$ 2,417	$ 1,318	$ 1,154
Shares:
Sold	13,487	862	4,961	9,595	2,201	54	62	276	152	225
Reinvested	1,336	303	464	326	111	2	2	14	6	11
Redeemed	(11,419)	(5,595)	(4,716)	(1,542)	(828)	(11)	(11)	(66)	(35)	(128)
Net Increase (Decrease)	3,404	(4,430)	709	8,379	1,484	45	53	224	123	108

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (17,268) $	(2,188) $	(5,266) $	(7,382) $	(1,865) $	(23) $	(39) $	(183) $	(119) $	(154)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (17,268) $	(2,188) $	(5,266) $	(7,382) $	(1,865) $	(23) $	(39) $	(183) $	(119) $	(154)
Year Ended October 31, 2010
From net investment
income	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)

See accompanying notes.

148

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 8,075		$ 9,446
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									8,438	(36,621)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									39,811	261,658
		Net Increase (Decrease) in Net Assets Resulting from Operations							56,324	234,483

Dividends and Distributions to Shareholders
From net investment income									(9,939)	(13,278)
					Total Dividends and Distributions				(9,939)	(13,278)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(100,192)		(162,286)
Redemption fees - Class A									–	1
Redemption fees - Class J									–	5
				Total increase (decrease) in net assets				(53,807)		58,925

Net Assets
Beginning of period								1,462,693		1,403,768
End of period (including undistributed net investment income as set forth below)								$ 1,408,886		$ 1,462,693
Undistributed (overdistributed) net investment income (loss)								$ 7,193		$ 9,057

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 105,947 $	1,992 $	26,390 $	53,136	$ 31,465	$ 745	$ 1,572	$ 5,659	$ 2,990	$ 10,979
Reinvested	6,718	94	676	1,192	694	21	13	68	30	63
Redeemed	(164,676)	(77,379)	(63,198)	(28,920)	(7,802)	(1,230)	(972)	(2,549)	(940)	(2,970)
Net Increase (Decrease)	$ (52,011) $ (75,293) $ (36,132) $			25,408	$ 24,357	$ (464) $	613	$ 3,178	$ 2,080	$ 8,072
Shares:
Sold	7,065	142	1,877	3,619	2,148	52	106	382	199	754
Reinvested	452	7	48	82	47	1	1	5	2	4
Redeemed	(11,038)	(5,509)	(4,511)	(1,983)	(537)	(83)	(64)	(176)	(66)	(198)
Net Increase (Decrease)	(3,521)	(5,360)	(2,586)	1,718	1,658	(30)	43	211	135	560
Year Ended October 31, 2010
Dollars:
Sold	$ 110,158 $	5,270 $	23,657 $	44,354	$ 18,372	$ 860	$ 999	$ 3,144	$ 1,203	$ 3,900
Reinvested	8,130	1,143	1,598	1,118	527	27	7	56	26	57
Redeemed	(181,790)	(100,775)	(74,658)	(18,999)	(5,907)	(297)	(219)	(1,335)	(1,601)	(1,311)
Net Increase (Decrease)	$ (63,502) $ (94,362) $ (49,403) $			26,473	$ 12,992	$ 590	$ 787	$ 1,865	$ (372) $	2,646
Shares:
Sold	8,340	429	1,903	3,451	1,439	67	78	244	94	309
Reinvested	626	93	131	88	41	2	1	4	2	4
Redeemed	(13,857)	(8,175)	(6,055)	(1,479)	(463)	(23)	(17)	(104)	(127)	(99)
Net Increase (Decrease)	(4,891)	(7,653)	(4,021)	2,060	1,017	46	62	144	(31)	214

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (7,018) $	(101) $	(739) $	(1,192) $	(694) $	(21) $	(13) $	(68) $	(30) $	(63)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (7,018) $	(101) $	(739) $	(1,192) $	(694) $	(21) $	(13) $	(68) $	(30) $	(63)
Year Ended October 31, 2010
From net investment
income	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)

See accompanying notes.

149

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 24,178		$ 19,465
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									2,609		(424)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(19,003)			19,906
		Net Increase (Decrease) in Net Assets Resulting from Operations							7,784		38,947

Dividends and Distributions to Shareholders
From net investment income								(25,538)			(18,769)
					Total Dividends and Distributions			(25,538)			(18,769)

Capital Share Transactions
Net increase (decrease) in capital share transactions								212,475			464,046
Redemption fees - Class A									–		8
Redemption fees - Class C									–		1
					Total increase (decrease) in net assets			194,721			484,233

Net Assets
Beginning of period								953,388			469,155
End of period (including undistributed net investment income as set forth below)								$ 1,148,109		$ 953,388
Undistributed (overdistributed) net investment income (loss)								$ (3)		$ 230

	Class A	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 186,160	$ 37,839	$ 41,021	$ 37,607	$ 268,816	$ 804	$ 622	$ 716	$ 1,190	$ 2,981
Reinvested	6,713	1,065	1,361	141	14,623	18	7	68	14	44
Redeemed	(197,554)	(36,070)	(20,452)	(9,139)	(121,167)	(520)	(604)	(1,036)	(637)	(2,156)
Net Increase (Decrease)	$ (4,681) $	2,834	$ 21,930	$ 28,609	$ 162,272	$ 302	$ 25	$ (252) $	567	$ 869
Shares:
Sold	15,467	3,139	3,406	3,117	22,300	67	51	60	100	247
Reinvested	557	89	113	12	1,214	1	1	6	1	4
Redeemed	(16,396)	(2,994)	(1,700)	(762)	(10,074)	(43)	(51)	(86)	(53)	(179)
Net Increase (Decrease)	(372)	234	1,819	2,367	13,440	25	1	(20)	48	72
Year Ended October 31, 2010
Dollars:
Sold	$ 213,031	$ 51,567	$ 7,370	$ 105	$ 259,097	$ 79	$ 103	$ 634	$ 228	$ 288
Issued in acquisitions	62,085	6,546	47,632	–	10,824	758	125	2,840	319	1,441
Reinvested	4,548	836	263	–	11,286	4	1	17	2	10
Redeemed	(91,127)	(13,387)	(2,932)	–	(109,999)	(61)	(2)	(220)	(49)	(216)
Net Increase (Decrease)	$ 188,537	$ 45,562	$ 52,333	$ 105	$ 171,208	$ 780	$ 227	$ 3,271	$ 500	$ 1,523
Shares:
Sold	17,785	4,301	608	9	21,657	7	9	52	19	24
Issued in acquisitions	5,158	543	3,958	–	900	63	10	236	26	120
Reinvested	379	70	22	–	941	–	–	1	–	1
Redeemed	(7,596)	(1,113)	(242)	–	(9,177)	(5)	–	(18)	(4)	(18)
Net Increase (Decrease)	15,726	3,801	4,346	9	14,321	65	19	271	41	127

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (7,619) $	(1,400) $	(1,380) $	(247) $	(14,741) $	(18) $	(7) $	(68) $	(14) $	(44)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (7,619) $	(1,400) $	(1,380) $	(247) $	(14,741) $	(18) $	(7) $	(68) $	(14) $	(44)
Year Ended October 31, 2010
From net investment
income	$ (5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)

See accompanying notes.

150

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (809)		$ (346)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									25,379		18,845
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(11,482)		24,180
		Net Increase (Decrease) in Net Assets Resulting from Operations							13,088		42,679

Dividends and Distributions to Shareholders
From net investment income									–		(147)
					Total Dividends and Distributions				–		(147)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(14,089)		(12,091)
Redemption fees - Class J									–		1
					Total increase (decrease) in net assets				(1,001)		30,442

Net Assets
Beginning of period									211,141		180,699
End of period (including undistributed net investment income as set forth below)								$ 210,140		$ 211,141
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 9,811	$ 120	$ 1,755	$ 6,759	$ 101	$ 61	$ 330	$ 224	$ 333	$ 1,060
Redeemed	(12,869)	(2,561)	(973)	(15,187)	(148)	(165)	(406)	(561)	(600)	(1,173)
Net Increase (Decrease)	$ (3,058) $	(2,441) $	782	$ (8,428) $	(47) $	(104) $	(76) $	(337) $	(267) $	(113)
Shares:
Sold	687	9	126	491	7	4	22	16	22	71
Redeemed	(906)	(191)	(72)	(1,108)	(10)	(11)	(29)	(38)	(41)	(79)
Net Increase (Decrease)	(219)	(182)	54	(617)	(3)	(7)	(7)	(22)	(19)	(8)
Year Ended October 31, 2010
Dollars:
Sold	$ 10,236	$ 393	$ 669	$ 6,451	$ 327	$ 89	$ 135	$ 222	$ 337	$ 948
Reinvested	–	–	–	–	135	–	–	–	3	9
Redeemed	(13,293)	(3,024)	(307)	(13,010)	(74)	(109)	(285)	(206)	(572)	(1,165)
Net Increase (Decrease)	$ (3,057) $	(2,631) $	362	$ (6,559) $	388	$ (20) $	(150) $	16	$ (232) $	(208)
Shares:
Sold	846	34	56	553	27	8	11	18	28	78
Reinvested	–	–	–	–	11	–	–	–	–	1
Redeemed	(1,109)	(263)	(26)	(1,128)	(6)	(9)	(24)	(17)	(46)	(96)
Net Increase (Decrease)	(263)	(229)	30	(575)	32	(1)	(13)	1	(18)	(17)

Distributions:
Year Ended October 31, 2011
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)

See accompanying notes.

151

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Growth Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (763)		$ (1,386)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									53,662		26,598
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(34,123)		27,917
		Net Increase (Decrease) in Net Assets Resulting from Operations							18,776		53,129

Capital Share Transactions
Net increase (decrease) in capital share transactions									(198,475)		(24,424)
					Total increase (decrease) in net assets				(179,699)		28,705

Net Assets
Beginning of period									252,612		223,907
End of period (including undistributed net investment income as set forth below)								$ 72,913		$ 252,612
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 7,205	$ 144	$ 1,045	$ 4,879	$ 2,925	$ 205	$ 58	$ 323	$ 54	$ 835
Redeemed	(9,101)	(880)	(834)	(6,473)	(195,050)	(421)	(315)	(1,586)	(75)	(1,413)
Net Increase (Decrease)	$ (1,896) $	(736) $	211	$ (1,594) $ (192,125) $		(216) $	(257) $	(1,263) $	(21) $	(578)
Shares:
Sold	903	19	133	631	365	25	7	39	6	102
Redeemed	(1,142)	(115)	(108)	(874)	(24,506)	(54)	(40)	(209)	(9)	(171)
Net Increase (Decrease)	(239)	(96)	25	(243)	(24,141)	(29)	(33)	(170)	(3)	(69)
Year Ended October 31, 2010
Dollars:
Sold	$ 7,346	$ 208	$ 572	$ 2,346	$ 4,305	$ 209	$ 209	$ 263	$ 165	$ 1,993
Redeemed	(5,688)	(970)	(364)	(4,069)	(28,671)	(259)	(219)	(1,098)	(413)	(289)
Net Increase (Decrease)	$ 1,658	$ (762) $	208	$ (1,723) $	(24,366) $	(50) $	(10) $	(835) $	(248) $	1,704
Shares:
Sold	1,115	33	91	372	644	33	32	39	23	292
Redeemed	(866)	(152)	(57)	(660)	(4,257)	(40)	(34)	(164)	(60)	(42)
Net Increase (Decrease)	249	(119)	34	(288)	(3,613)	(7)	(2)	(125)	(37)	250

Distributions:
Year Ended October 31, 2011
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –

See accompanying notes.

152

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund I
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ (10,006)	$ (4,476)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								164,247	94,013
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(34,552)	83,858
		Net Increase (Decrease) in Net Assets Resulting from Operations						119,689	173,395

Dividends and Distributions to Shareholders
From net investment income								–	(21)
					Total Dividends and Distributions			–	(21)

Capital Share Transactions
Net increase (decrease) in capital share transactions								337,654	228,928
				Total increase (decrease) in net assets				457,343	402,302

Net Assets
Beginning of period								797,443	395,141
End of period (including undistributed net investment income as set forth below)								$ 1,254,786	$ 797,443
Undistributed (overdistributed) net investment income (loss)								$ (272)	$ –

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 13,623	$ 529,925	$ 1,157	$ 1,479	$ 9,542	$ 4,848	$ 13,606
Redeemed	(9,412)	(207,821)	(934)	(2,869)	(5,872)	(2,492)	(7,126)
Net Increase (Decrease)	$ 4,211	$ 322,104	$ 223	$ (1,390) $	3,670	$ 2,356	$ 6,480
Shares:
Sold	1,385	49,890	109	145	916	438	1,257
Redeemed	(971)	(18,907)	(92)	(278)	(564)	(241)	(659)
Net Increase (Decrease)	414	30,983	17	(133)	352	197	598
Year Ended October 31, 2010
Dollars:
Sold	$ 5,543	$ 267,933	$ 703	$ 1,839	$ 4,386	$ 2,526	$ 6,985
Reinvested	–	21	–	–	–	–	–
Redeemed	(3,412)	(48,630)	(405)	(1,238)	(3,054)	(1,911)	(2,358)
Net Increase (Decrease)	$ 2,131	$ 219,324	$ 298	$ 601	$ 1,332	$ 615	$ 4,627
Shares:
Sold	733	31,671	89	236	561	318	839
Reinvested	–	3	–	–	–	–	–
Redeemed	(465)	(6,007)	(50)	(164)	(397)	(244)	(292)
Net Increase (Decrease)	268	25,667	39	72	164	74	547

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ (21) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (21) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

153

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund II
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (1,622)		$ (2,533)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									52,111		54,776
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									(27,026)		31,187
		Net Increase (Decrease) in Net Assets Resulting from Operations							23,463		83,430

Capital Share Transactions
Net increase (decrease) in capital share transactions									(118,020)		(155,475)
Redemption fees - Class C									–		1
					Total increase (decrease) in net assets				(94,557)		(72,044)

Net Assets
Beginning of period									265,687		337,731
End of period (including undistributed net investment income as set forth below)								$ 171,130		$ 265,687
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A(a) Class B(a) Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ –	$ –	$ – $	3,207	$ 24,320	$ 688 $	1,738 $	2,644	$ 1,860	$ 4,820
Redeemed	(4,515)	(1,018)	(316)	(5,155)	(126,835)	(1,063)	(4,844)	(3,070)	(2,255)	(8,226)
Net Increase (Decrease)	$ (4,515) $	(1,018) $	(316) $	(1,948) $ (102,515) $		(375) $	(3,106) $	(426) $	(395) $	(3,406)
Shares:
Sold	–	–	–	416	2,681	82	207	309	214	567
Redeemed	(590)	(139)	(42)	(677)	(14,532)	(122)	(609)	(367)	(273)	(915)
Net Increase (Decrease)	(590)	(139)	(42)	(261)	(11,851)	(40)	(402)	(58)	(59)	(348)
Year Ended October 31, 2010
Dollars:
Sold	$ 2,116	$ 70	$ 130 $	1,757	$ 8,603	$ 364 $	866 $	1,403	$ 1,219	$ 3,369
Redeemed	(11,657)	(2,674)	(711)	(3,332)	(132,111)	(647)	(2,810)	(3,924)	(4,296)	(13,210)
Net Increase (Decrease)	$ (9,541) $	(2,604) $	(581) $	(1,575) $ (123,508) $		(283) $	(1,944) $	(2,521) $	(3,077) $	(9,841)
Shares:
Sold	319	10	19	288	1,209	56	134	214	181	500
Redeemed	(1,730)	(415)	(110)	(547)	(18,532)	(99)	(442)	(593)	(623)	(1,951)
Net Increase (Decrease)	(1,411)	(405)	(91)	(259)	(17,323)	(43)	(308)	(379)	(442)	(1,451)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ – $	–	$ –	$ – $	– $	–	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ – $	–	$ –	$ – $	– $	–	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ – $	–	$ –	$ – $	– $	–	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ – $	–	$ –	$ – $	– $	–	$ –	$ –

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

154

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap S&P 600 Index Fund
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 2,890	$ 1,806
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								20,189	(31,069)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								11,999	117,666
		Net Increase (Decrease) in Net Assets Resulting from Operations						35,078	88,403

Dividends and Distributions to Shareholders
From net investment income								(2,727)	(3,008)
					Total Dividends and Distributions			(2,727)	(3,008)

Capital Share Transactions
Net increase (decrease) in capital share transactions								50,932	(149,077)
				Total increase (decrease) in net assets				83,283	(63,682)

Net Assets
Beginning of period								366,077	429,759
End of period (including undistributed net investment income as set forth below)								$ 449,360	$ 366,077
Undistributed (overdistributed) net investment income (loss)								$ 1,490	$ 1,327

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 17,046 $	74,821	$ 2,149 $	2,718 $	13,220 $	16,043 $	26,928
Reinvested	442	929	16	55	236	254	793
Redeemed	(18,045)	(24,083)	(2,108)	(9,176)	(17,518)	(11,599)	(22,189)
Net Increase (Decrease)	$ (557) $	51,667	$ 57 $	(6,403) $	(4,062) $	4,698 $	5,532
Shares:
Sold	1,107	4,712	139	169	819	1,041	1,671
Reinvested	28	58	1	3	14	15	48
Redeemed	(1,178)	(1,517)	(134)	(569)	(1,141)	(722)	(1,390)
Net Increase (Decrease)	(43)	3,253	6	(397)	(308)	334	329
Year Ended October 31, 2010
Dollars:
Sold	$ 13,839 $	46,881	$ 2,662 $	3,566 $	10,066 $	9,193 $	21,492
Reinvested	206	1,884	12	40	187	160	519
Redeemed	(12,332)	(195,611)	(2,046)	(4,719)	(14,155)	(7,824)	(23,097)
Net Increase (Decrease)	$ 1,713 $ (146,846) $		628 $	(1,113) $	(3,902) $	1,529 $	(1,086)
Shares:
Sold	1,082	3,533	199	266	753	667	1,594
Reinvested	17	150	1	3	15	12	40
Redeemed	(973)	(15,314)	(157)	(359)	(1,061)	(596)	(1,732)
Net Increase (Decrease)	126	(11,631)	43	(90)	(293)	83	(98)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (442) $	(931) $	(16) $	(55) $	(236) $	(254) $	(793)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (442) $	(931) $	(16) $	(55) $	(236) $	(254) $	(793)
Year Ended October 31, 2010
From net investment
income	$ (206) $	(1,884) $	(12) $	(40) $	(187) $	(160) $	(519)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (206) $	(1,884) $	(12) $	(40) $	(187) $	(160) $	(519)

See accompanying notes.

155

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 598		$ 2,763
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									60,216		28,169
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(36,276)			47,884
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,538		78,816

Dividends and Distributions to Shareholders
From net investment income									(2,533)		(3,551)
					Total Dividends and Distributions				(2,533)		(3,551)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(234,403)			(190,665)
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets				(212,398)			(115,399)

Net Assets
Beginning of period								297,579			412,978
End of period (including undistributed net investment income as set forth below)								$ 85,181		$ 297,579
Undistributed (overdistributed) net investment income (loss)								$ 5		$ 1,940

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 3,535 $	66	$ 487	$ 4,355 $	35,139 $	426 $	739 $	1,222 $	1,617 $	3,161
Reinvested	66	–	–	178	2,103	3	13	33	21	100
Redeemed	(6,033)	(548)	(720)	(7,803)	(243,050)	(741)	(4,608)	(6,967)	(3,279)	(13,918)
Net Increase (Decrease)	$ (2,432) $	(482) $	(233) $	(3,270) $ (205,808) $		(312) $	(3,856) $	(5,712) $	(1,641) $ (10,657)
Shares:
Sold	235	4	33	302	2,378	28	50	82	108	213
Reinvested	4	–	–	12	137	–	1	2	1	6
Redeemed	(396)	(38)	(48)	(542)	(15,902)	(48)	(301)	(472)	(213)	(909)
Net Increase (Decrease)	(157)	(34)	(15)	(228)	(13,387)	(20)	(250)	(388)	(104)	(690)
Year Ended October 31, 2010
Dollars:
Sold	$ 4,170 $	191	$ 683	$ 4,327 $	20,269 $	447 $	1,376 $	2,087 $	1,424 $	8,199
Reinvested	49	–	–	124	3,045	4	20	84	38	174
Redeemed	(4,635)	(966)	(1,332)	(7,148)	(186,176)	(545)	(2,055)	(8,882)	(4,736)	(20,901)
Net Increase (Decrease)	$ (416) $	(775) $	(649) $	(2,697) $ (162,862) $		(94) $	(659) $	(6,711) $	(3,274) $ (12,528)
Shares:
Sold	314	15	53	334	1,593	34	104	159	107	626
Reinvested	4	–	–	10	244	–	2	6	3	14
Redeemed	(358)	(77)	(104)	(567)	(13,935)	(42)	(157)	(685)	(366)	(1,569)
Net Increase (Decrease)	(40)	(62)	(51)	(223)	(12,098)	(8)	(51)	(520)	(256)	(929)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (75) $	–	$ –	$ (178) $	(2,110) $	(3) $	(13) $	(33) $	(21) $	(100)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(75) $	–	$ –	$ (178) $	(2,110) $	(3) $	(13) $	(33) $	(21) $	(100)
Year Ended October 31, 2010
From net investment
income	$ (55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)

See accompanying notes.

156

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund II
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 4,283	$ 2,318
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								78,007	29,380
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								(49,853)	86,512
		Net Increase (Decrease) in Net Assets Resulting from Operations						32,437	118,210

Dividends and Distributions to Shareholders
From net investment income								(4,012)	(1,204)
					Total Dividends and Distributions			(4,012)	(1,204)

Capital Share Transactions
Net increase (decrease) in capital share transactions								210,810	305,940
				Total increase (decrease) in net assets				239,235	422,946

Net Assets
Beginning of period								773,057	350,111
End of period (including undistributed net investment income as set forth below)								$ 1,012,292	$ 773,057
Undistributed (overdistributed) net investment income (loss)								$ 2,168	$ 1,725

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 2,428	$ 236,219	$ 644	$ 1,703	$ 4,253	$ 5,677	$ 5,260
Issued in acquisitions	–	98,714	1,900	5,088	4,344	6,255	9,904
Reinvested	–	3,899	3	12	9	30	58
Redeemed	(3,460)	(143,514)	(1,676)	(3,660)	(9,687)	(3,816)	(9,777)
Net Increase (Decrease)	$ (1,032) $	195,318	$ 871	$ 3,143	$ (1,081) $	8,146	$ 5,445
Shares:
Sold	254	24,332	69	183	451	709	548
Issued in acquisitions	–	11,087	223	593	499	713	1,123
Reinvested	–	402	–	2	1	3	6
Redeemed	(366)	(15,033)	(179)	(395)	(1,155)	(400)	(1,027)
Net Increase (Decrease)	(112)	20,788	113	383	(204)	1,025	650
Year Ended October 31, 2010
Dollars:
Sold	$ 3,768	$ 382,343	$ 743	$ 1,110	$ 2,737	$ 1,083	$ 2,797
Reinvested	–	1,191	–	–	–	1	12
Redeemed	(2,468)	(76,092)	(616)	(1,624)	(2,601)	(1,426)	(5,018)
Net Increase (Decrease)	$ 1,300	$ 307,442	$ 127	$ (514) $	136	$ (342) $	(2,209)
Shares:
Sold	457	47,903	91	138	348	135	350
Reinvested	–	158	–	–	–	–	2
Redeemed	(312)	(9,614)	(78)	(211)	(338)	(181)	(637)
Net Increase (Decrease)	145	38,447	13	(73)	10	(46)	(285)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ (3,900) $	(3) $	(12) $	(9) $	(30) $	(58)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (3,900) $	(3) $	(12) $	(9) $	(30) $	(58)
Year Ended October 31, 2010
From net investment
income	$ –	$ (1,191) $	–	$ –	$ –	$ (1) $	(12)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (1,191) $	–	$ –	$ –	$ (1) $	(12)

See accompanying notes.

157

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, SmallCap Value Fund and SmallCap Value Fund II (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class B, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, and R-5. Information in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares. Certain detailed financial information for Class A, Class B, Class C, and Class P shares is provided separately.

The sole shareholder of the Class S shares of the Fund redeemed all shares in November 2009. On November 23, 2009 the Class S shares ceased operations.

Effective December 20, 2009, Money Market Fund acquired all the assets and assumed all the liabilities of Ultra Short Bond Fund pursuant to a plan of acquisition approved by the shareholders on December 15, 2009. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation (the “Manager”) with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 19,180,000 shares from Ultra Short Bond Fund for 134,909,000 shares valued at 134,909,000 of Money Market Fund at an approximate exchange rate of 7.04, 7.04, 6.99, 7.04, 6.99, 6.99, 7.01, 6.98, 7.03, for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares, respectively. The investment securities of Ultra Short Bond Fund, with a fair value of approximately $131,525,000 and a cost of $131,913,000 at December 20, 2009 were the primary assets acquired by Money Market Fund. For financial reporting purposes, assets received and shares issued by Money Market Fund were recorded at fair value; however, the cost basis of the investments received from Ultra Short Bond Fund were carried forward to align ongoing reporting of Money Market Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Ultra Short Bond Fund and Money Market Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $134,909,000 (including approximately $64,643,000 of accumulated realized losses) and $1,544,659,000, respectively. The aggregate net assets of Money Market Fund immediately following the acquisition were $1,679,568,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation. Approximately $23,196,000 of the capital loss carryforward expired at October 31, 2010.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Money Market Fund, Money Market Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $33,000 of net investment income, $324,000 of net realized and unrealized loss on investments, and $357,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Ultra Short Bond Fund that have been included in Money Market Fund’s statement of operations since December 20, 2009.

Effective March 1, 2010, Class B shares of the Funds are no longer available for purchase (including investments through an automated investment plan), except through exchanges and dividend reinvestments. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Fund’s Class B shares in accordance with the Funds’ current policies. All other features of Class B shares, including 12b-1 distribution and/or service fees, contingent deferred sales charge schedules, and conversion features, remain unchanged and continue in effect.

Effective March 1, 2010, the initial purchases of $10,000 of R-1, R-2, R-3, R-4 and R-5 classes of shares of Equity Income Fund, Income Fund and Principal Capital Appreciation Fund, respectively, were made by the Manager.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

Effective July 12, 2010, the initial purchases of $10,000 of Class J, R-1, R-2, R-3, R-4 and R-5 classes of shares of Short-Term Income Fund were made by the Manager.

Effective July 23, 2010, LargeCap S&P 500 Index Fund acquired all the assets and assumed all the liabilities of LargeCap Blend Fund I pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 135,291,000 shares from LargeCap Blend Fund I for 123,760,000 shares valued at 958,374,000 of LargeCap S&P 500 Index Fund at an approximate exchange rate of .92, .89, .93, .92, .91, .92, .92, .93, .92, .91, for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of LargeCap Blend Fund I, with a fair value of approximately $936,768,000 and a cost of $915,274,000 at July 23, 2010 were the primary assets acquired by LargeCap S&P 500 Index Fund. For financial reporting purposes, assets received and shares issued by LargeCap S&P 500 Index Fund were recorded at fair value; however, the cost basis of the investments received from LargeCap Blend Fund I was carried forward to align ongoing reporting of LargeCap S&P 500 Index Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Blend Fund I and LargeCap S&P 500 Index Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $958,374,000 ($241,383,000 of accumulated realized losses and $21,494,000 of unrealized appreciation) and $1,199,552,000, respectively. The aggregate net assets of LargeCap S&P 500 Index Fund immediately following the acquisition were $2,157,926,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for LargeCap S&P 500 Index Fund, LargeCap S&P 500 Index Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $31,504,000 of net investment income, $262,587,000 of net realized and unrealized gain on investments, and $294,091,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Fund I that have been included in the LargeCap S&P 500 Index Fund’s statement of operations since July 23, 2010.

Effective July 23, 2010, Short-Term Income Fund acquired all the assets and assumed all the liabilities of Short-Term Bond Fund pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 15,096,000 shares from Short-Term Bond Fund for 11,015,000 shares valued at 132,570,000 of Short-Term Income Fund at an approximate exchange rate of .73 for each class of shares. The investment securities of Short-Term Bond Fund, with a fair value of approximately $129,792,000 and a cost of $127,745,000 at July 23, 2010 were the primary assets acquired by Short-Term Income Fund. For financial reporting purposes, assets received and shares issued by Short-Term Income Fund were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond Fund was carried forward to align ongoing reporting of Short-Term Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short-Term Bond Fund and Short-Term Income Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $132,570,000 ($46,600,000 of accumulated realized losses and $2,047,000 of unrealized appreciation) and $766,098,000, respectively. The aggregate net assets of Short-Term Income Fund immediately following the acquisition were $898,668,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Short-Term Income Fund, Short-Term Income Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $21,846,000 of net investment income, $20,895,000 of net realized and unrealized gain on investments, and $42,741,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Fund that have been included in the Short-Term Income Fund’s statement of operations since July 23, 2010.

Effective September 27, 2010, the initial purchases of $10,000 of Class P shares of each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short-Term Income Fund were made by the Manager.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

On November 12, 2010, Classes A, B, and C shares of each of LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I and SmallCap Growth Fund II and Class A and Class C shares of LargeCap Growth Fund II liquidated and the proceeds of each liquidation were sent to the shareholders of each of Class A, Class B and Class C.

Effective November 12, 2010, SmallCap Value Fund II acquired all the assets and assumed all the liabilities of SmallCap Value Fund I pursuant to a plan of acquisition approved by shareholders on November 4, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 9,274,000 shares from SmallCap Value Fund I for 14,238,000 shares valued at $126,205,000 of SmallCap Value Fund II at an approximate exchange rate of 1.53, 1.58, 1.56, 1.55, 1.55, 1.54, for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Value Fund I, with a fair value of approximately $126,028,000 and a cost of $115,041,000 at November 12, 2010 were the primary assets acquired by SmallCap Value Fund II. For financial reporting purposes, assets received and shares issued by SmallCap Value Fund II were recorded at fair value; however, the cost basis of the investments received from SmallCap Value Fund I was carried forward to align ongoing reporting of SmallCap Value Fund II’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Value Fund I and SmallCap Value Fund II immediately prior to the acquisition in accordance with U.S. GAAP were approximately $126,205,000 ($116,247,000 of accumulated realized losses and $10,987,000 of unrealized appreciation) and $799,192,000, respectively. The aggregate net assets of SmallCap Value Fund II immediately following the acquisition were $925,397,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for SmallCap Value Fund II, SmallCap Value Fund II’s pro forma results of operations for the year ended October 31, 2011, would have been $4,351,000 of net investment income, $31,580,000 of net realized and unrealized gain on investments, and $35,931,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Value Fund I that have been included in the SmallCap Value Fund II’s statement of operations since November 12, 2010.

Effective December 29, 2010, the initial purchase of $10,000 of Class P shares of Global Real Estate Securities Fund was made by the Manager.

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved an acquisition of assets, to be accomplished by a tax-free exchange of shares, of SmallCap Growth Fund by SmallCap Blend Fund. The proposal will be submitted for a shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. to be held February 6, 2012.

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved an acquisition of assets, to be accomplished by a tax-free exchange of shares, of SmallCap Value Fund by SmallCap Blend Fund. The proposal will be submitted for a shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. to be held February 6, 2012.

Effective October 14, 2011, Principal Capital Appreciation Fund acquired all the assets and assumed all the liabilities of Disciplined LargeCap Blend Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 20,390,000 shares from Disciplined LargeCap Blend Fund for 6,444,000 shares valued at $238,329,000 of Principal Capital Appreciation Fund at an approximate exchange rate of .31, .37, .37, .31, .31, .31, .31, .31, and .31 for Class A, Class B, Class C, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of Disciplined LargeCap Blend Fund, with a fair value of approximately $228,717,000 and a cost of $220,304,000 at October 14, 2011 were the primary assets acquired by Principal Capital Appreciation Fund. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Fund were recorded at fair value; however, the cost basis of the investments received from Disciplined LargeCap Blend Fund was carried forward to align ongoing reporting of Principal Capital Appreciation Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $238,329,000 ($452,119,000 of accumulated realized losses and $8,413,000 of unrealized appreciation) and $1,339,681,000, respectively. The aggregate net assets of Principal LargeCap Blend Fund immediately following the acquisition were $1,578,010,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Principal Capital Appreciation Fund, Principal Capital Appreciation Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $16,727,000 of net investment income, $102,521,000 of net realized and unrealized gain on investments, and $119,248,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined LargeCap Blend Fund that have been included in the Principal Capital Appreciation Fund’s statement of operations since October 14, 2011.

Effective October 14, 2011, Diversified International Fund acquired all the assets and assumed all the liabilities of International Growth Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 124,321,000 shares from International Growth Fund for 99,562,000 shares valued at $922,006,000 of Diversified International Fund at an approximate exchange rate of .88,.88,.86,.87,.89,.87,.92,.86, and .86 for Class A, Class C, Class J, Institutional, R-1, R-2, R-3,R-4 and R-5 classes of shares, respectively. The investment securities of International Growth Fund, with a fair value of approximately $902,337,000 and a cost of $878,076,000 at October 14, 2011 were the primary assets acquired by Diversified International Fund. For financial reporting purposes, assets received and shares issued by Diversified International Fund were recorded at fair value; however, the cost basis of the investments received from International Growth Fund was carried forward to align ongoing reporting of Diversified International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International Growth Fund and Diversified International Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $922,006,000 ($729,924,000 of accumulated realized losses and $24,261,000 of unrealized appreciation) and $1,823,376,000, respectively. The aggregate net assets of Diversified International Fund immediately following the acquisition were $2,745,382,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Diversified International Fund, Diversified International Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $53,804,000 of net investment income, $127,888,000 of net realized and unrealized loss on investments, and $74,084,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Growth Fund that have been included in the Diversified International Fund’s statement of operations since October 14, 2011.

All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, and the SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are ordinarily not reflected in the Funds’ net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Fund values its securities, other than holdings of other mutual funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in currencies that exceeded 5% of net assets of the fund:

				International
Diversified		Global Real Estate		Emerging
International Fund		Securities Fund		Markets Fund		International Fund I
British Pound	19.0%	United States Dollar	46.8%	United States Dollar	19.1%	Euro	25.0%
Euro	18.0	Australian Dollar	10.0	Hong Kong Dollar	16.9	British Pound	21.9
Japanese Yen	13.1	Japanese Yen	9.4	South Korean Won	15.9	Japanese Yen	14.3
Canadian Dollar	8.9	Hong Kong Dollar	8.9	Brazilian Real	12.1	United States Dollar	8.1
Swiss Franc	5.2	Euro	6.3	Taiwan Dollar	9.4	Swiss Franc	7.9
United States Dollar	5.1	Canadian Dollar	5.3	South African Rand	7.3	Australian Dollar	5.7

International
Value Fund I
Euro	31.7%
British Pound	22.3
Japanese Yen	16.1
Swiss Franc	8.2

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Funds and SAM Portfolios bear directly, each of the Principal LifeTime Funds and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Funds and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Funds and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, Short-Term Income Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2011, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of Indian securities held by the Funds may be subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2011, Diversified International Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $2,742,000 that expires in 2017, and International Emerging Markets Fund had a foreign tax refund receivable of $7,000, no deferred tax liability, and an approximate capital loss carryforward of $12,536,000 that expires in 2017, relating to Indian securities.

Recent Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of October 31, 2011 are included in the schedules of investments.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2011, Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, International Fund I, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Growth Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, and SmallCap Value Fund each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions, in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Options Contracts. During the period Core Plus Bond Fund I wrote call and put options on futures, swaps, securities and currencies it owns or in which it may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2011, were as follows:

Core Plus Bond Fund I	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	358	1,072,100,000	$7,825
Options written	125,301,960	1,533,400,000	10,255
Options expired	(2,101,175)	(783,100,000)	(3,921)
Options closed	(571)	(237,100,000)	(1,242)
Options exercised	(76,500,162)	(196,900,000)	(1,667)
Balance at end of period	46,700,410	1,388,400,000	11,250

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities and the change in unrealized is shown as a separate line item called unfunded loan commitments on the statements of operations.

Short Sales. Core Plus Bond Fund entered into short sales transactions during the period. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Swap Agreements. Bond & Mortgage Securities Fund, Core Plus Bond Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

As of October 31, 2011, counterparties had pledged collateral for swap agreements of $395,000 for the Bond & Mortgage Securities Fund and $13,856,029 for Core Plus Bond Fund I.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2011		Liability Derivatives October 31, 2011
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 988	Payables, Net Assets Consist of Net unrealized	$ 1,536
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 41	Payables	$ 8
	Total $	1,029		$ 1,544
Core Plus Bond Fund I
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 2,406	Payables, Net Assets Consist of Net unrealized	$ 3,724
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 10,997	Payables	$ 21,964
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 29,782* Payables, Net Assets Consist of Net unrealized		$ 9,769*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total $	43,185		$ 35,457
Global Real Estate Securities Fund
Foreign exchange contracts	Receivables	$ 455	Payables	$ 584
High Yield Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 1,503	Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Inflation Protection Fund
Foreign exchange contracts	Receivables	$ —	Payables	$ 18
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 861* Payables, Net Assets Consist of Net unrealized		$ 1,373*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total $	861		$ 1,391
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 2,613* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
International Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 3,000* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 36	Payables	$ 101
	Total $	3,036		$ 101
LargeCap Blend Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 1,683* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 6,684* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

3. Operating Policies (Continued)

	Asset Derivatives October 31, 2011		Liability Derivatives October 31, 2011
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 2,844* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 437* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 1,267* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 2,710* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 744* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Growth Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 1,461* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap S&P 400 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 53* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 1,900* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 286* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Short-Term Income Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$ 50* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 174 * Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 68* Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 5,003 * Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 433 * Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap S&P 600 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 542 * Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ — Payables, Net Assets Consist of Net unrealized	$ 25*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 2,166 * Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

3. Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/Depreciation of Derivatives
as hedging instruments	Recognized in Operations	Recognized in Operations	Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$ (8,540)	$ 1,916
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 3,683	$ 253
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (1,275)	$ 392
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Swap agreements
	Total	$ (6,132)	$ 2,561
Core Plus Bond Fund I
Credit contracts	Net realized gain (loss) from Swap	$ 6,292	$ (3,293)
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 204,437	$ (14,892)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (27,200)	$ 8,714
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Swap agreements
	Total	$ 183,529	$ (9,471)
Global Real Estate Securities Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ (1,455)	$ (126)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$ 103	$ 1,503
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 3,397	$ (18)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (8,748)	$ (729)
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Futures contracts and Swap agreements
	Total	$ (5,351)	$ (747)
International Fund I
Equity contracts	Net realized gain (loss) from Futures	$ (1,450)	$ 429
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
International Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$ (1,328)	$ 440
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 14,024	$ (65)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
	Total	$ 12,696	$ 375
LargeCap Blend Fund II
Equity contracts	Net realized gain (loss) from Futures	$ 4,778	$ 1,351
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

3. Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/Depreciation of Derivatives
as hedging instruments	Recognized in Operations	Recognized in Operations	Recognized in Operations
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$ 4,235	$ 2,514
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$ 832	$ 2,131
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ (198)	$ 5
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
	Total	$ 634	$ 2,136
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$ 4,573	$ (1,066)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$ 842	$ 497
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$ 5,637	$ 2,678
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$ 1,188	$ (101)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
MidCap Growth Fund III
Equity contracts	Net realized gain (loss) from Futures	$ 5,814	$ 608
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
MidCap S&P 400 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$ 290	$ (222)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$ 7,169	$ (710)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$ (346)	$ 271
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$ (5,070)	$ 913
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$ 306	$ (1)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Growth Fund
Equity contracts	Net realized gain (loss) from Futures	$ 557	$ (128)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

3. Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/Depreciation of Derivatives
as hedging instruments	Recognized in Operations	Recognized in Operations	Recognized in Operations
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$ 2,147	$ 2,677
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$ 1,023	$ 325
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap S&P 600 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$ (992)	$ 489
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$ (123)	$ (25)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$ 4,418	$ (1,046)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund, Core Plus Bond Fund, Inflation Protection Fund, and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2011.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation (Continued)

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. There were no significant transfers into or out of Level 3 and the table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2011 due to the use of “fair value” pricing for international securities.

Diversified International Fund	$ 975,154,268
Global Real Estate Securities Fund	$ 6,360,116
International Emerging Markets Fund	$ 538,826,402
International Value Fund I	$ 445,536,932
International Value Fund I	$ 840,155,432

The following is a summary of the inputs used as of October 31, 2011, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds	$ —		$ 1,117,199	$ 20,849	$ 1,138,048
Common Stocks
Technology		—	—	17	17
Convertible Bonds		—	331	—	331
Convertible Preferred Stocks
Utilities		—	494	—	494
Preferred Stocks
Financial		582	—	—	582
Repurchase Agreements		—	132,120	—	132,120
Senior Floating Rate Interests		—	35,486	—	35,486
U.S. Government & Government Agency Obligations		—	887,437	—	887,437
	Total investments in securities $	582	$ 2,173,067	$ 20,866	$ 2,194,515
Assets
Credit Contracts**
Credit Default Swaps	$ —		$ 988	$ —	$ 988
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ 41	$ —	$ 41
Liabilities
Credit Contracts**
Credit Default Swaps	$ —		$ (1,536)	$ —	$ (1,536)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (8)	$ —	$ (8)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Core Plus Bond Fund I
Bonds	$ —	$ 1,298,182	$ 57,730	$ 1,355,912
Convertible Bonds	—	14,264	—	14,264
Convertible Preferred Stocks	6,126	$ —	—	6,126
Municipal Bonds	—	127,559	—	127,559
Purchased Swaption	—	—	305	305
Repurchase Agreements	—	431,700	—	431,700
Senior Floating Rate Interests	—	1,734	—	1,734
U.S. Government & Government Agency Obligations	—	1,725,917	—	1,725,917
Total investments in securities $	6,126	$ 3,599,356	$ 58,035	$ 3,663,517
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 2,249	$ 102	$ 2,351
Credit Default Swaptions	$ —	$ 55	$ —	$ 55
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 10,935	$ —	$ 10,935
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$ —	$ 267	$ —	$ 267
Futures	$ 12,041	$ —	$ —	$ 12,041
Inflation Floors	$ —	$ 112	$ —	$ 112
Interest Rate Swaps	$ —	$ 12,991	$ 1,477	$ 14,468
Interest Rate Swaptions	$ —	$ 2,613	$ —	$ 2,613
Written Options	$ —	$ 59	$ —	$ 59
Liabilities
Credit Contracts**
Credit Default Swaps	$ —	$ (3,633)	$ (88)	$ (3,721)
Credit Default Swaptions	$ —	$ (3)	$ —	$ (3)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (21,902)	$ —	$ (21,902)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$ —	$ (1,316)	$ —	$ (1,316)
Forward Volatility Agreements	$ —	$ —	$ (532)	$ (532)
Futures	$ (1,362)	$ —	$ —	$ (1,362)
Interest Rate Swaps	$ —	$ (4,443)	$ (1,722)	$ (6,165)
Interest Rate Swaptions	$ —	$ (394)	$ —	$ (394)
Short Sales**
U.S. Government & Government Agency Obligations	$ —	$ 10	$ —	$ 10

Diversified International Fund
Common Stocks
Basic Materials	$ 105,706	$ 236,303	$ 402	$ 342,411
Communications1	19,289	233,624	—	252,913
Consumer, Cyclical	41,197	255,373	—	296,570
Consumer, Non-cyclical	29,746	413,633	—	443,379
Diversified	—	17,764	—	17,764
Energy	55,393	242,098	—	297,491
Exchange Traded Funds	655	—	—	655
Financial	111,564	475,781	—	587,345
Industrial	22,325	252,388	—	274,713
Technology	2,328	96,594	—	98,922
Utilities	1,991	60,421	—	62,412
Preferred Stocks
Basic Materials	15,578	—	—	15,578
Communications	—	3,185	—	3,185
Consumer, Cyclical	—	26,645	—	26,645
Consumer, Non-cyclical	—	646	—	646
Financial	14,417	—	—	14,417
Utilities	2,005	2,658	—	4,663
Repurchase Agreements	—	39,669	—	39,669
Total investments in securities $	422,194	$ 2,356,782	$ 402	$ 2,779,378

Equity Income Fund
Common Stocks*	$ 3,360,821	$ —	$ —	$ 3,360,821
Preferred Stocks*	8,879	—	—	8,879
Repurchase Agreements	—	45,948	—	45,948
Total investments in securities $	3,369,700	$ 45,948	$ —	$ 3,415,648

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Diversified Income Fund
Bonds	$ —	$ 1,580,375	$ 16,551	$ 1,596,926
Common Stocks
Basic Materials	3,637	6,346	—	9,983
Communications	28,170	12,689	175	41,034
Consumer, Cyclical	3,233	7,648	—	10,881
Consumer, Non-cyclical	15,879	9,408	—	25,287
Diversified	—	4,958	—	4,958
Energy	289,415	13,560	—	302,975
Exchange Traded Funds	653	—	—	653
Financial	111,977	105,112	283	217,372
Industrial	4,329	5,631	—	9,960
Technology	8,511	1,456	—	9,967
Utilities	48,452	1,245	—	49,697
Convertible Bonds	—	72	—	72
Convertible Preferred Stocks
Financial	3,125	7,707	—	10,832
Preferred Stocks
Communications	26,584	2,825	—	29,409
Consumer, Non-cyclical	1,260	—	—	1,260
Energy	95	—	—	95
Financial	169,464	44,290	3,112	216,866
Government	—	9,616	—	9,616
Utilities	1,280	—	—	1,280
Repurchase Agreements	—	28,556	—	28,556
Senior Floating Rate Interests	—	68,340	—	68,340
Total investments in securities $	716,064	$ 1,909,834	$ 20,121	$ 2,646,019

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$ 1,868	$ —	$ —	$ 1,868
Diversified	—	4,235	—	4,235
Financial	136,674	118,442	380	255,496
Total investments in securities $	138,542	$ 122,677	$ 380	$ 261,599
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 426	$ —	$ 426
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (555)	$ —	$ (555)

Government & High Quality Bond Fund
Bonds	$ —	$ 554,553	$ 12,503	$ 567,056
Repurchase Agreements	—	65,117	—	65,117
U.S. Government & Government Agency Obligations	—	1,205,757	—	1,205,757
Total investments in securities $	—	$ 1,825,427	$ 12,503	$ 1,837,930

High Yield Fund
Bonds	$ —	$ 2,675,170	$ 40,986	$ 2,716,156
Common Stocks
Consumer, Cyclical	5,970	—	—	5,970
Consumer, Non-cyclical	—	—	1	1
Energy	—	—	922	922
Technology	—	—	202	202
Convertible Bonds	—	4,489	9,739	14,228
Convertible Preferred Stocks
Utilities	—	7,406	—	7,406
Preferred Stocks
Financial	—	32,814	—	32,814
Government	2,782	—	—	2,782
Repurchase Agreements	—	253,354	—	253,354
Senior Floating Rate Interests	—	283,451	—	283,451
U.S. Government & Government Agency Obligations	—	99,316	—	99,316
Total investments in securities $	8,752	$ 3,356,000	$ 51,850	$ 3,416,602
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 1,503	$ —	$ 1,503

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

High Yield Fund I
Bonds	$ —		$ 1,437,165	$ 6,990	$ 1,444,155
Common Stocks
Basic Materials		2,458	—	—	2,458
Consumer, Cyclical		2,802	—	116	2,918
Consumer, Non-cyclical		—	—	—	—
Financial		2,433	—	—	2,433
Industrial		79	—	211	290
Technology		1,345	—	—	1,345
Convertible Bonds		—	95	—	95
Convertible Preferred Stocks
Consumer, Cyclical		784	—	—	784
Preferred Stocks
Consumer, Non-cyclical		—	—	—	—
Financial		—	4,224	—	4,224
Industrial		—	—	205	205
Repurchase Agreements		—	43,023	—	43,023
Senior Floating Rate Interests		—	103,020	—	103,020
	Total investments in securities $	9,901	$ 1,587,527	$ 7,522	$ 1,604,950

Income Fund
Bonds	$ —		$ 1,121,493	$ 10,027	$ 1,131,520
Common Stocks
Energy		—	—	997	997
Financial		—	—	—	—
Convertible Bonds		—	10,957	—	10,957
Repurchase Agreements		—	57,232	—	57,232
Senior Floating Rate Interests		—	17,464	—	17,464
U.S. Government & Government Agency Obligations		—	367,992	—	367,992
	Total investments in securities $	—	$ 1,575,138	$ 11,024	$ 1,586,162

Inflation Protection Fund
Bonds	$ —		$ 14,472	$ 5,940	$ 20,412
U.S. Government & Government Agency Obligations		—	722,936	—	722,936
	Total investments in securities $	—	$ 737,408	$ 5,940	$ 743,348
Assets
Interest Rate Contracts**
Futures	$ 391		$ —	$ —	$ 391
Interest Rate Swaps	$ —		$ 470	$ —	$ 470
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (18)	$ —	$ (18)
Interest Rate Contracts**
Futures	$ (1,254)		$ —	$ —	$ (1,254)
Interest Rate Swaps	$ —		$ (119)	$ —	$ (119)

International Emerging Markets Fund
Common Stocks
Basic Materials	$ 63,516		$ 86,161	$ —	$ 149,677
Communications		35,675	123,011	—	158,686
Consumer, Cyclical		31,265	185,646	—	216,911
Consumer, Non-cyclical		83,674	34,181	—	117,855
Diversified		6,955	25,250	—	32,205
Energy		101,672	99,539	—	201,211
Financial		79,506	225,919	—	305,425
Industrial		7,734	74,598	—	82,332
Technology		4,549	70,019	—	74,568
Utilities		—	7,863	—	7,863
Preferred Stocks
Basic Materials		41,364	—	—	41,364
Communications		—	8,597	—	8,597
Consumer, Cyclical		3,450	—	—	3,450
Financial		28,490	—	—	28,490
Utilities		5,650	4,736	—	10,386
Repurchase Agreements		—	13,320	—	13,320
	Total investments in securities $	493,500	$ 958,840	$ —	$ 1,452,340

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

International Fund I
Common Stocks
Basic Materials	$ —		$ 103,409	$ —	$ 103,409
Communications		12,227	80,053	—	92,280
Consumer, Cyclical		—	147,590	—	147,590
Consumer, Non-cyclical		9,249	213,383	—	222,632
Diversified		14,418	32,713	—	47,131
Energy		26,129	88,035	—	114,164
Financial		22,465	221,104	10	243,579
Industrial		—	98,236	—	98,236
Technology		13,683	25,750	—	39,433
Utilities		—	51,810	—	51,810
Preferred Stocks
Communications		—	808	—	808
Consumer, Cyclical		—	3,587	—	3,587
Consumer, Non-cyclical		—	160	—	160
Utilities		—	36	—	36
Repurchase Agreements		—	34,213	—	34,213
	Total investments in securities $	98,171	$ 1,100,887	$ 10	$ 1,199,068
Assets
Equity Contracts**
Futures	$ 2,613		$ —	$ —	$ 2,613

International Value Fund I
Common Stocks
Basic Materials	$ —		$ 110,563	$ —	$ 110,563
Communications		—	86,764	—	86,764
Consumer, Cyclical		20,252	147,875	—	168,127
Consumer, Non-cyclical		22,596	176,129	—	198,725
Diversified		—	1,250	—	1,250
Energy		—	101,889	—	101,889
Financial		—	283,974	17	283,991
Industrial		—	233,961	—	233,961
Technology		9,933	58,231	—	68,164
Utilities		—	57,680	—	57,680
Preferred Stocks
Consumer, Cyclical		—	126	—	126
Utilities		—	59	—	59
Repurchase Agreements		—	25,760	—	25,760
	Total investments in securities $	52,781	$ 1,284,261	$ 17	$ 1,337,059
Assets
Equity Contracts**
Futures	$ 3,000		$ —	$ —	$ 3,000
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (65)	$ —	$ (65)

LargeCap Blend Fund II
Common Stocks*	$ 953,779		$ —	$ —	$ 953,779
Repurchase Agreements		—	26,588	—	26,588
	Total investments in securities $	953,779	$ 26,588	$ —	$ 980,367
Assets
Equity Contracts**
Futures	$ 1,683		$ —	$ —	$ 1,683

LargeCap Growth Fund
Common Stocks*	$ 2,240,787		$ —	$ —	$ 2,240,787
Repurchase Agreements		—	34,742	—	34,742
	Total investments in securities $	2,240,787	$ 34,742	$ —	$ 2,275,529

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

LargeCap Growth Fund I
Common Stocks
Basic Materials	$ 69,834		$ —	$ —	$ 69,834
Communications		405,813	—	9,809	415,622
Consumer, Cyclical		352,881	—	—	352,881
Consumer, Non-cyclical		662,499	—	—	662,499
Energy		341,272	—	—	341,272
Financial		93,316	—	—	93,316
Industrial		500,005	—	—	500,005
Technology		762,399	—	—	762,399
Utilities		447	—	—	447
Repurchase Agreements		—	93,587	—	93,587
	Total investments in securities $	3,188,466	$ 93,587	$ 9,809	$ 3,291,862
Assets
Equity Contracts**
Futures	$ 6,684		$ —	$ —	$ 6,684

LargeCap Growth Fund II
Common Stocks*	$ 1,032,351		$ —	$ —	$ 1,032,351
Repurchase Agreements		—	37,827	—	37,827
	Total investments in securities $	1,032,351	$ 37,827	$ —	$ 1,070,178
Assets
Equity Contracts**
Futures	$ 2,844		$ —	$ —	$ 2,844

LargeCap S&P 500 Index Fund
Common Stocks*	$ 2,259,471		$ —	$ —	$ 2,259,471
Repurchase Agreements		—	41,755	—	41,755
	Total investments in securities $	2,259,471	$ 41,755	$ —	$ 2,301,226
Assets
Equity Contracts**
Futures	$ 437		$ —	$ —	$ 437

LargeCap Value Fund
Common Stocks*	$ 1,458,244		$ —	$ —	$ 1,458,244
Repurchase Agreements		—	35,095	—	35,095
	Total investments in securities $	1,458,244	$ 35,095	$ —	$ 1,493,339
Assets
Equity Contracts**
Futures	$ 1,267		$ —	$ —	$ 1,267

LargeCap Value Fund I
Common Stocks*	$ 1,930,731		$ —	$ —	$ 1,930,731
Repurchase Agreements		—	44,934	—	44,934
	Total investments in securities $	1,930,731	$ 44,934	$ —	$ 1,975,665
Assets
Equity Contracts**
Futures	$ 2,710		$ —	$ —	$ 2,710

LargeCap Value Fund III
Common Stocks*	$ 1,138,210		$ —	$ —	$ 1,138,210
Repurchase Agreements		—	16,161	—	16,161
	Total investments in securities $	1,138,210	$ 16,161	$ —	$ 1,154,371
Assets
Equity Contracts**
Futures	$ 744		$ —	$ —	$ 744

MidCap Blend Fund
Common Stocks*	$ 1,660,233		$ —	$ —	$ 1,660,233
Repurchase Agreements		—	22,569	—	22,569
	Total investments in securities $	1,660,233	$ 22,569	$ —	$ 1,682,802
MidCap Growth Fund
Common Stocks*	$ 123,571		$ —	$ —	$ 123,571
Repurchase Agreements		—	2,674	—	2,674
	Total investments in securities $	123,571	$ 2,674	$ —	$ 126,245

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

MidCap Growth Fund III
Common Stocks*	$ 1,449,342		$ —	$ —	$ 1,449,342
Repurchase Agreements		—	37,801	—	37,801
	Total investments in securities $	1,449,342	$ 37,801	$ —	$ 1,487,143
Assets
Equity Contracts**
Futures	$ 1,461		$ —	$ —	$ 1,461

MidCap S&P 400 Index Fund
Common Stocks*	$ 443,435		$ —	$ —	$ 443,435
Repurchase Agreements		—	4,001	—	4,001
	Total investments in securities $	443,435	$ 4,001	$ —	$ 447,436
Assets
Equity Contracts**
Futures	$ 53		$ —	$ —	$ 53

MidCap Value Fund I
Common Stocks*	$ 1,407,245		$ —	$ —	$ 1,407,245
Repurchase Agreements		—	28,897	—	28,897
	Total investments in securities $	1,407,245	$ 28,897	$ —	$ 1,436,142
Assets
Equity Contracts**
Futures	$ 1,900		$ —	$ —	$ 1,900

MidCap Value Fund III
Common Stocks*	$ 84,490		$ —	$ —	$ 84,490
Repurchase Agreements		—	4,553	—	4,553
	Total investments in securities $	84,490	$ 4,553	$ —	$ 89,043
Assets
Equity Contracts**
Futures	$ 286		$ —	$ —	$ 286

Money Market Fund
Bonds	$ —		$ 166,038	$ —	$ 166,038
Certificate of Deposit		—	13,800	—	13,800
Commercial Paper		—	901,701	—	901,701
Common Stocks*		53,100	—	—	53,100
Municipal Bonds		—	84,382	—	84,382
Repurchase Agreements		—	124,480	—	124,480
	Total investments in securities $	53,100	$ 1,290,401	$ —	$ 1,343,501

Principal Capital Appreciation Fund
Common Stocks*	$ 1,568,063		$ —	$ —	$ 1,568,063
Repurchase Agreements		—	44,059	—	44,059
	Total investments in securities $	1,568,063	$ 44,059	$ —	$ 1,612,122

Principal LifeTime 2010 Fund
Investment Companies	$ 1,638,317		$ —	$ —	$ 1,638,317
	Total investments in securities $	1,638,317	$ —	$ —	$ 1,638,317

Principal LifeTime 2015 Fund
Investment Companies	$ 622,007		$ —	$ —	$ 622,007
	Total investments in securities $	622,007	$ —	$ —	$ 622,007

Principal LifeTime 2020 Fund
Investment Companies	$ 4,916,699		$ —	$ —	$ 4,916,699
	Total investments in securities $	4,916,699	$ —	$ —	$ 4,916,699

Principal LifeTime 2025 Fund
Investment Companies	$ 731,132		$ —	$ —	$ 731,132
	Total investments in securities $	731,132	$ —	$ —	$ 731,132

Principal LifeTime 2030 Fund
Investment Companies	$ 4,487,181		$ —	$ —	$ 4,487,181
	Total investments in securities $	4,487,181	$ —	$ —	$ 4,487,181

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Principal LifeTime 2035 Fund
Investment Companies	$ 471,877		$ —	$ —	$ 471,877
	Total investments in securities $	471,877	$ —	$ —	$ 471,877

Principal LifeTime 2040 Fund
Investment Companies	$ 2,679,032		$ —	$ —	$ 2,679,032
	Total investments in securities $	2,679,032	$ —	$ —	$ 2,679,032

Principal LifeTime 2045 Fund
Investment Companies	$ 227,680		$ —	$ —	$ 227,680
	Total investments in securities $	227,680	$ —	$ —	$ 227,680

Principal LifeTime 2050 Fund
Investment Companies	$ 1,124,602		$ —	$ —	$ 1,124,602
	Total investments in securities $	1,124,602	$ —	$ —	$ 1,124,602

Principal LifeTime 2055 Fund
Investment Companies	$ 34,227		$ —	$ —	$ 34,227
	Total investments in securities $	34,227	$ —	$ —	$ 34,227

Principal LifeTime Strategic Income Fund
Investment Companies	$ 679,733		$ —	$ —	$ 679,733
	Total investments in securities $	679,733	$ —	$ —	$ 679,733

Real Estate Securities Fund
Common Stocks*	$ 1,695,189		$ —	$ —	$ 1,695,189
Convertible Preferred Stocks
Financial		—	19,245	—	19,245
Repurchase Agreements		—	22,238	—	22,238
	Total investments in securities $	1,695,189	$ 41,483	$ —	$ 1,736,672

SAM Balanced Portfolio
Investment Companies	$ 3,241,106		$ —	$ —	$ 3,241,106
	Total investments in securities $	3,241,106	$ —	$ —	$ 3,241,106

SAM Conservative Balanced Portfolio
Investment Companies	$ 920,604		$ —	$ —	$ 920,604
	Total investments in securities $	920,604	$ —	$ —	$ 920,604

SAM Conservative Growth Portfolio
Investment Companies	$ 2,230,065		$ —	$ —	$ 2,230,065
	Total investments in securities $	2,230,065	$ —	$ —	$ 2,230,065

SAM Flexible Income Portfolio
Investment Companies	$ 1,119,217		$ —	$ —	$ 1,119,217
	Total investments in securities $	1,119,217	$ —	$ —	$ 1,119,217

SAM Strategic Growth Portfolio
Investment Companies	$ 1,412,549		$ —	$ —	$ 1,412,549
	Total investments in securities $	1,412,549	$ —	$ —	$ 1,412,549

Short-Term Income Fund
Bonds	$ —		$ 1,108,948	$ —	$ 1,108,948
Municipal Bonds		—	7,300	—	7,300
Repurchase Agreements		—	20,757	—	20,757
U.S. Government & Government Agency Obligations		—	5,496	—	5,496
	Total investments in securities $	—	$ 1,142,501	$ —	$ 1,142,501
Assets
Interest Rate Contracts**
Futures	$ 50		$ —	$ —	$ 50

SmallCap Blend Fund
Common Stocks*	$ 202,748		$ —	$ —	$ 202,748
Repurchase Agreements		—	5,812	—	5,812
	Total investments in securities $	202,748	$ 5,812	$ —	$ 208,560
Assets
Equity Contracts**
Futures	$ 174		$ —	$ —	$ 174

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

SmallCap Growth Fund
Common Stocks*	$ 68,981		$ —	$ —	$ 68,981
Repurchase Agreements		—	3,421	—	3,421
	Total investments in securities $	68,981	$ 3,421	$ —	$ 72,402
Assets
Equity Contracts**
Futures	$ 68		$ —	$ —	$ 68

SmallCap Growth Fund I
Common Stocks
Basic Materials	$ 23,804		$ —	$ —	$ 23,804
Communications		71,337	—	5	71,342
Consumer, Cyclical		195,522	—	—	195,522
Consumer, Non-cyclical		353,570	—	—	353,570
Diversified		137	—	—	137
Energy		78,272	—	—	78,272
Financial		39,278	—	—	39,278
Industrial		220,729	—	—	220,729
Technology		209,161	—	—	209,161
Utilities		218	—	—	218
Repurchase Agreements	$ —		$ 54,871	$ —	$ 54,871
	Total investments in securities $	1,192,028	$ 54,871	$ 5	$ 1,246,904
Assets
Equity Contracts**
Futures	$ 5,003		$ —	$ —	$ 5,003

SmallCap Growth Fund II
Common Stocks
Basic Materials	$ 6,145		$ —	$ —	$ 6,145
Communications		23,289	—	1	23,290
Consumer, Cyclical		35,247	—	—	35,247
Consumer, Non-cyclical		33,948	—	—	33,948
Diversified		24	—	—	24
Energy		12,572	—	—	12,572
Financial		9,616	—	—	9,616
Industrial		25,922	—	—	25,922
Technology		18,925	—	—	18,925
Utilities		38	—	—	38
Repurchase Agreements		—	4,331	—	4,331
	Total investments in securities $	165,726	$ 4,331	$ 1	$ 170,058
Assets
Equity Contracts**
Futures	$ 433		$ —	$ —	$ 433

SmallCap S&P 600 Index Fund
Common Stocks
Basic Materials	$ 14,275		$ —	$ —	$ 14,275
Communications		22,065	—	—	22,065
Consumer, Cyclical		71,406	—	—	71,406
Consumer, Non-cyclical		85,108	—	—	85,108
Energy		14,538	—	—	14,538
Exchange Traded Funds		4,090	—	—	4,090
Financial		82,889	—	1	82,890
Industrial		79,652	—	—	79,652
Technology		46,532	—	—	46,532
Utilities		19,171	—	—	19,171
Repurchase Agreements		—	8,657	—	8,657
	Total investments in securities $	439,726	$ 8,657	$ 1	$ 448,384
Assets
Equity Contracts**
Futures	$ 542		$ —	$ —	$ 542

SmallCap Value Fund
Common Stocks*	$ 81,262		$ —	$ —	$ 81,262
Repurchase Agreements		—	3,185	—	3,185
	Total investments in securities $	81,262	$ 3,185	$ —	$ 84,447
Liabilities
Equity Contracts**
Futures	$ (25)		$ —	$ —	$ (25)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SmallCap Value Fund II
Common Stocks
Basic Materials	$ 38,745		$ —	$ —	$ 38,745
Communications		50,413	—	—	50,413
Consumer, Cyclical		134,087	—	1	134,088
Consumer, Non-cyclical		153,634	—	—	153,634
Diversified		419	—	—	419
Energy		58,024	—	—	58,024
Financial		267,507	—	506	268,013
Industrial		157,593	—	7	157,600
Technology		56,529	—	—	56,529
Utilities		47,953	—	—	47,953
Repurchase Agreements		—	25,510	—	25,510
	Total investments in securities $	964,904	$ 25,510	$ 514	$ 990,928
Assets
Equity Contracts**
Futures	$ 2,166		$ —	$ —	$ 2,166

*For additional detail regarding sector classifications, please see the Schedule of Investments.

**Futures, foreign currency contracts, forward volatility agreements, inflation floors, options, swaps, swaptions and written options are valued at the unrealized appreciation/(depreciation) of the instrument

The changes in investments measured at fair value for which the Funds’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums						Net Change in Unrealized
	Value	Realized and Change			Proceeds Transfers Transfers			Value Appreciation/(Depreciation)
October 31,		Gain/	in Unrealized		from	into Level	Out of	October 31,	on Investments Held at
Fund	2010	(Loss)	Gain/(Loss)	Purchases	Sales	3*	Level 3**	2011	October 31, 2011

Bond & Mortgage Securities Fund
Bonds	$ 35,492	$ (22,248)	$ 24,595	$ 15,257	$ (19,271)	$ 5,564	$ (18,540) $	20,849	$ (190)
Common Stocks
Technology	66	—	(49)	—	—	—	—	17	(49)
Total $	35,558	$ (22,248)	$ 24,546	$ 15,257	$ (19,271)	$5,564	$ (18,540) $	20,866	$ (239)

Core Plus Bond Fund I
Bonds	$ 44,294	$ —	$ (2,727)	$ 47,301	$ (6,308)	$ —	$ (24,830) $	57,730	$ (2,539)
Credit Default	197	—	(182)	—	—	—	(1)	14	(173)
Swaps
Credit Default	17	—	—	—	—	—	(17)	—	—
Swaptions
Forward Volatility	(3)	—	(529)	—	—	—	—	(532)	(535)
Agreements
Interest Rate Floor	6	—	—	—	—	—	(6)	—	—
Interest Rate	4,181	—	(245)	—	—	—	(4,181)	(245)	(245)
Swaps
Purchased	—	—	222	83	—	—	—	305	222
Swaptions
Total $	48,692	$ —	$ (3,461)	$47,384	$ (6,308)	$ —	$ (29,035) $	57,272	$ (3,270)

Diversified International Fund
Common Stocks
Basic Materials $	—	$ —	$ 22	$ 380	$ —	$ —	$ —	$ 402	$ 22
Total $	—	$ —	$ 22	$ 380	$ —	$ —	$ —	$ 402	$ 22

Global Diversified Income Fund
Bonds	$ 13,928	$ (4)	$ (1,438)	$ 26,083	$ (13,766)	$ 572	$ (8,824) $	16,551	$ (1,312)
Common Stocks
Communications	—	—	4	171	—	—	—	175	4
Financial	1	—	27	256	—	—	(1)	283	27
Industrial	—	—	—	—	—	—	—	—	—
Preferred Stocks
Financial	7,362	—	112	—	—	—	(4,362)	3,112	112
Total $	21,291	$ (4)	$ (1,295)	$26,510	$ (13,766)	$ 572	$ (13,187) $	20,121	$ (1,169)

				NOTES TO FINANCIAL STATEMENTS
				PRINCIPAL FUNDS, INC.
				October 31, 2011

4. Fair Valuation (Continued)
			Accrued
			Discounts/
			Premiums						Net Change in Unrealized
	Value	Realized and Change			Proceeds	Transfers Transfers		Value Appreciation/(Depreciation)
October 31,		Gain/	in Unrealized		from	into Level	Out of October 31,		on Investments Held at
Fund	2010	(Loss)	Gain/(Loss)	Purchases	Sales	3*	Level 3**	2011	October 31, 2011

Global Real Estate Securities Fund
Common Stocks
Financial	$ —	$ —	$ 71	$ 309	$ —	$ —	$ — $	380	$ 71
Total $	—	$ —	$ 71	$ 309	$ —	$ —	$ — $	380	$ 71

Government & High Quality Bond Fund
Bonds	$ 58,737	$ —	$ 68	$ 12,435	$ —	$ —	$ (58,737) $	12,503	$ 66
Total $	58,737	$ —	$ 68	$ 12,435	$ —	$ —	$ (58,737) $	12,503	$ 66

High Yield Fund
Bonds	$ 24,621	$ (9,639) $	10,611	$ 25,578	$ (3,332) $	11	$(6,864) $	40,986	$ 50
Common Stocks
Consumer,	—	—	—	—	—	—	—	—	—
Cyclical
Consumer, Non-	2	—	(1)	—	—	—	—	1	(1)
cyclical
Energy	—	—	915	7	—	—	—	922	915
Technology	726	—	(580)	56	—	—	—	202	(580)
Convertible Bonds	9,193	—	546	—	—	—	—	9,739	436
Total $	34,542	$ (9,639) $	11,491	$ 25,641	$ (3,332) $	11	$(6,864) $	51,850	$ 820

High Yield Fund I
Bonds	$ 12,575	$ 143	$ 128	$ 4,080	$ (5,485) $	298	$ (4,749) $	6,990	$ 233
Common Stocks
Consumer,	124	—	(8)	—	—	—	—	116	(8)
Cyclical
Consumer, Non-	109	—	(109)	—	—	—	—	—	(109)
cyclical
Financial	—	—	—	—	—	—	—	—	—
Industrial	—	—	(38)	249	—	—	—	211	(38)
Technology	2,070	—	—	—	—	—	(2,070)	—	—
Convertible Bonds	117	—	—	—	—	—	(117)	—	—
Preferred Stocks
Consumer, Non-	58	—	(64)	6	—	—	—	—	(64)
cyclical
Financial	4,152	—			—	—	(4,152)	—	—
Industrial	—	—	(13)	218	—	—	—	205	(13)
Total $	19,205	$ 143	$ (104) $	4,553	$ (5,485) $	298	$ (11,088) $	7,522	$ 1

Income Fund
Bonds	$ 12,789	$ (10,263) $	12,032	$ —	$ (4,456) $	—	$ (75) $	10,027	$ 772
Common Stocks
Energy	—	—	990	7	—	—	—	997	990
Financial	—	—	20	—	(20)	—	—	—	20

Total $	12,789	$ (10,263) $	13,042	$ 7	$ (4,476) $	—	$ (75) $	11,024	$ 1,782

Inflation Protection Fund
Bonds	$ 6,520	$ (286) $	(31) $	—	$ (930) $	1,990	$ (1,323) $	5,940	$ (31)
Total $	6,520	$ (286) $	(31) $	—	$ (930) $	1,990	$ (1,323) $	5,940	$ (31)

International Fund I
Common Stocks
Financial	$ —	$ —	$ 2	$ 8	$ —	$ —	$ — $	10	$ 2
Total $	—	$ —	$ 2	$ 8	$ —	$ —	$ — $	10	$ 2

International Value Fund I
Common Stocks
Financial	$ —	$ —	$ 4	$ 13	$ —	$ —	$ — $	17	$ 4
Total $	—	$ —	$ 4	$ 13	$ —	$ —	$ — $	17	$ 4

				NOTES TO FINANCIAL STATEMENTS
				PRINCIPAL FUNDS, INC.
				October 31, 2011

4. Fair Valuation (Continued)
			Accrued
			Discounts/
			Premiums						Net Change in Unrealized
Value		Realized and Change			Proceeds Transfers Transfers			Value Appreciation/(Depreciation)
October 31,		Gain/	in Unrealized		from	into Level	Out of	October 31,	on Investments Held at
Fund	2010	(Loss)	Gain/(Loss) Purchases		Sales	3*	Level 3**	2011	October 31, 2011

LargeCap Growth Fund I
Common Stocks
Communications $	—	$ —	$ 1,356	$ 8,453	$ —	$ —	$ —	$ 9,809	$ 1,356
Total $	—	$ —	$ 1,356	$ 8,453	$ —	$ —	$ —	$9,809	$ 1,356

Short-Term Income Fund
Bonds	$ 117	$ —	$ —	$ —	$ —	$ —	$ (117) $	—	$ —
Total $	117	$ —	$ —	$ —	$ —	$ —	$ (117) $	—	$ —

SmallCap Growth Fund I
Common Stocks
Communications $	—	$ —	$ 5	$ —	$ —	$ —	$ —	$ 5	$ 5
Total $	—	$ —	$ 5	$ —	$ —	$ —	$ —	$ 5	$ 5

SmallCap Growth Fund II
Common Stocks
Communications $	—	$ —	$ 1	$ —	$ —	$ —	$ —	$ 1	$ 1
Total $	—	$ —	$ 1	$ —	$ —	$ —	$ —	$ 1	$ 1

SmallCap S&P 600 Index Fund
Common Stocks
Financial	$ —	$ —	$ 1	$ —	$ —	$ —	$ —	$ 1	$ 1
Total $	—	$ —	$ 1	$ —	$ —	$ —	$ —	$ 1	$ 1

SmallCap Value Fund II
Common Stocks
Consumer,	$ —	$ —	$ —	$ —	$ 1	$ —	$ —	$ 1	$ —
Cyclical
Financial	37	122	(3,168)	1,830	(2,484)	4,206	(37)	506	(3,174)
Industrial	—	—	1	—	—	6	—	7	1
Total $	37	$ 122	$ (3,167)	$1,830	$ (2,483) $	4,212	$ (37) $	514	$ (3,173)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted; 2. Securities that have certain restrictions on trading; 3. Instances where a security is illiquid; 4. Instances in which a security is not priced by a pricing services.

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes; 2. Securities where trading restrictions have expired; 3. Instances where a security is no longer illiquid; 4. Instances in which a price becomes available from a pricing service.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is .03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion. The annual rates used in this calculation for each of the other Funds are as follows:

		Net Assets of Funds						Net Assets of Funds
		(in millions)						(in millions)
				Over						Over
	First	Next	Next	$1.5			First	Next	Next	$1.5
	$500	$500	$500	billion			$500	$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	MidCap Value Fund I		1.00	.98	.96	.95
High Yield Fund I	.65	.63	.61	.60	MidCap Value Fund III		.65	.63	.61	.60
Inflation Protection Fund	.40	.38	.36	.35	Real Estate Securities Fund		.85	.83	.81	.80
International Emerging Markets Fund	1.20	1.18	1.16	1.15	SmallCap Blend Fund		.75	.73	.71	.70
International Value Fund I	1.10	1.08	1.06	1.05	SmallCap Growth Fund		.75	.73	.71	.70
LargeCap Blend Fund II	.75	.73	.71	.70	SmallCap Growth Fund I		1.10	1.08	1.06	1.05
LargeCap Value Fund	.45	.43	.41	.40	SmallCap Growth Fund II		1.00	.98	.96	.95
MidCap Blend Fund	.65	.63	.61	.60	SmallCap Value Fund		.75	.73	.71	.70
MidCap Growth Fund	.65	.63	.61	.60	SmallCap Value Fund II		1.00	.98	.96	.95
MidCap Growth Fund III	1.00%	.96%	.94%	.92%

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50% .48%		.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
International Fund I	1.10	1.08	1.06	1.05	1.04	1.03
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
LargeCap Growth Fund II	.95	.93	.91	.90	.89	.88
LargeCap Value Fund I	.80	.78	.76	.75	.74	.73
LargeCap Value Fund III	.80	.78	.76	.75	.73	.70
Money Market Fund	.40	.39	.38	.37	.36	.35

	Net Assets of Fund (in millions)
	First	Over
	$250	$250
High Yield Fund	.625%	.50%

	Net Assets of Fund (in millions)				Net Assets of Fund (in millions)
	First	Next	Over		First	Next	Over
	$200	$300	$500		$500	$500	$1 billion

Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund	.625%	.50%	.375%

		Net Assets of Funds				Net Assets of Fund (in millions)
		First $2	Over $2			First	Next	Over
		billion	billion			$250	$250	$500
Government & High Quality Bond Fund		.50%	.45%	Equity Income Fund		.60%	.55%	.50%
Income Fund		.50	.45

		Net Assets of Fund (in millions)
	First	Next	Next	Next	Over
	$500	$500	$1 billion	$1 billion	$3 billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

			NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2011
5. Management Agreement and Transactions with Affiliates (Continued)

		All Net Assets
LargeCap S&P 500 Index Fund			.15%
MidCap S&P 400 Index Fund			.15
SmallCap S&P 600 Index Fund			.15

			Net Assets of Fund (in millions)
	First	Next	Next	Next	Next	Over
	$500	$500	$500	$500	$500	$2.5 billion
Core Plus Bond Fund I	.60%	.58%	.56%	.55%	.53%	.50%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

		Period from November 1, 2010 through October 31, 2011
	Class A	Class B	Class C	Class J	Institutional	Expiration
Bond & Mortgage Securities Fund	.94%	1.60%	1.75%	N/A	N/A	February 29, 2012
Diversified International Fund	N/A	2.47*	2.08	N/A	N/A	February 29, 2012
Equity Income Fund	N/A	1.97*	N/A	N/A	N/A	February 29, 2012
Global Diversified Income Fund	1.25	N/A	2.00	N/A	.90%	February 29, 2012
Global Real Estate Securities Fund	1.45	N/A	2.20	N/A	.95	February 29, 2012
Government & High Quality Bond Fund	.88	1.65	1.63	1.00%	N/A	February 29, 2012
High Yield Fund	N/A	1.92*	N/A	N/A	N/A	February 29, 2012
Income Fund	N/A	1.90*	N/A	1.10	N/A	February 29, 2012
Inflation Protection Fund	.90	N/A	1.65	1.15	N/A	February 29, 2012
International Emerging Markets Fund	N/A	2.78*	2.80	N/A	N/A	February 29, 2012
International Value Fund I	N/A	N/A	N/A	N/A	1.10	February 29, 2012
LargeCap Growth	N/A	2.25*	N/A	N/A	N/A	February 29, 2012
LargeCap S&P 500 Index Fund	.70	N/A	1.30	N/A	N/A	February 29, 2012
LargeCap Value Fund	N/A	2.00*	1.70	N/A	N/A	February 29, 2012
MidCap Blend Fund	1.23**	2.09*	1.95	N/A	N/A	February 29, 2012
MidCap Value Fund I	N/A	N/A	N/A	1.73	N/A	February 29, 2012
MidCap Value Fund III	N/A	N/A	N/A	N/A	.70	February 29, 2012
Money Market Fund	N/A	1.55*	1.79	N/A	N/A	February 29, 2012
Principal Capital Appreciation	N/A	1.99*	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2010 Fund	.41	N/A	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2015 Fund	N/A	N/A	N/A	N/A	.08	February 29, 2012
Principal LifeTime 2020 Fund	.41	1.16	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2025 Fund	N/A	N/A	N/A	N/A	.08	February 29, 2012
Principal LifeTime 2030 Fund	.41	1.16	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2035 Fund	N/A	N/A	N/A	N/A	.08	February 29, 2012
Principal LifeTime 2040 Fund	.41	1.16	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2045 Fund	N/A	N/A	N/A	N/A	.08	February 29, 2012
Principal LifeTime 2050 Fund	.41	1.16	N/A	N/A	N/A	February 29, 2012
Principal LifeTime 2055 Fund	N/A	N/A	N/A	N/A	.08	February 29, 2012
Principal LifeTime Strategic Income Fund	.41	1.16	N/A	N/A	N/A	February 29, 2012
Real Estate Securities Fund	1.45	2.20	2.20	N/A	N/A	February 29, 2012
SAM Balanced Portfolio	N/A	1.70*	N/A	.95^	N/A	February 29, 2012
SAM Conservative Balanced Portfolio	N/A	1.69*	N/A	.95^	N/A	February 29, 2012
SAM Conservative Growth Portfolio	N/A	1.71*	N/A	.95^	N/A	February 29, 2012

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

		Period from November 1, 2010 through October 31, 2011
	Class A	Class B	Class C	Class J	Institutional	Expiration
SAM Flexible Income Portfolio	N/A	1.69%*	N/A	.95^	N/A	February 29, 2012
SAM Strategic Growth Portfolio	N/A	1.75*	N/A	.95^	N/A	February 29, 2012
Short-Term Income Fund	.95%	N/A	1.67%	1.07%	N/A	February 29, 2012
SmallCap Blend Fund	1.63	2.38	2.20	N/A	N/A	February 29, 2012
SmallCap Growth Fund	1.58	2.33	2.21	N/A	N/A	February 29, 2012
SmallCap Growth Fund II	N/A	N/A	N/A	1.58	N/A	February 29, 2012
SmallCap Value Fund	1.35	2.29	2.08	N/A	.80%	February 29, 2012
SmallCap Value Fund II	N/A	N/A	N/A	1.926	N/A	February 29, 2012

*Period from January 31, 2011 through October 31, 2011.

**	Period from March 1, 2011 through October 31, 2011.
^	Expired February 28, 2011.

		Period from November 1, 2010 through October 31, 2011
	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 29, 2012
Principal LifeTime 2045 Fund	.96	.83	.65	.46	.34	February 28, 2011
Principal LifeTime 2055 Fund	.96	.83	.65	.46	.34	February 29, 2012
Short-Term Income	1.30	1.18	.99	.79	.68	February 29, 2012

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ended February 29, 2012. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

International Fund I	.026%	MidCap Growth Fund III	.022%
International Value Fund I	.030	MidCap Value Fund I	.020
LargeCap Blend Fund II	.018	MidCap Value Fund III	.014
LargeCap Growth Fund I	.016	SmallCap Growth Fund I	.022
LargeCap Growth Fund II	.014	SmallCap Growth Fund II	.020
LargeCap Value Fund I	.014	SmallCap Value Fund II	.024
LargeCap Value Fund III	.012

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 29, 2012. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to Institutional class of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at anytime. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	SAM Conservative Growth Portfolio	.40%
High Yield Fund	.56	SAM Flexible Income Portfolio	.40
International Emerging Markets Fund	1.34	SAM Strategic Growth Portfolio	.40
International Fund I	1.114	Short-Term Income Fund	.54
LargeCap S&P 500 Index Fund	.20	SmallCap Blend Fund	.80
MidCap Blend Fund	.70	SmallCap Growth Fund	.80
MidCap Growth Fund	.70	SmallCap Growth Fund I	1.128
MidCap S&P 400 Index Fund	.20	SmallCap S&P 600 Index Fund	.20
SAM Balanced Portfolio	.40	SmallCap Value Fund II	1.026
SAM Conservative Balanced Portfolio	.40

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 29, 2012.

The Manager has contractually agreed to reduce MidCap Blend Fund’s expenses attributable to Class A shares by .01% and Class B Shares by .05% (expressed as a percentage of average net assets on a daily basis). The limit expired February 28, 2011.

In addition, the Manager has voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%. The expense limit may be terminated at any time.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class J shares (with the exception of Money Market Fund). The limit will maintain the level of distribution fees not to exceed .30% for Class J shares. Prior to January 1, 2011, the limit was .35%. The expense limit may be terminated at any time.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C, R-1, R-2, R-3 and R-4 shares, respectively. The expense limit may be terminated at any time.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc. as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retain sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, Global Diversified Income Fund, High Yield Fund, Inflation Protection Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2011, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$ 76	$ 7	$ 5	$ 13
Diversified International Fund	191	15	2	18
Equity Income Fund	324	115	9	N/A
Global Diversified Income Fund	1,335	N/A	209	N/A
Global Real Estate Securities Fund	23	N/A	—	N/A
Government & High Quality Bond Fund	401	29	38	21
High Yield Fund	511	85	99	N/A
Income Fund	253	34	19	25
Inflation Protection Fund	28	N/A	5	2
International Emerging Markets Fund	226	17	5	24
LargeCap Blend Fund II	—	—	—	4
LargeCap Growth Fund	238	16	4	6
LargeCap Growth Fund I	—	—	—	13
LargeCap Growth Fund II	—	N/A	—	3
LargeCap S&P 500 Index Fund	75	N/A	1	26
LargeCap Value Fund	128	5	—	6
LargeCap Value Fund III	—	—	—	4
MidCap Blend Fund	619	22	8	18
MidCap Growth Fund	N/A	N/A	N/A	1
MidCap Growth Fund III	—	—	—	3
MidCap S&P 400 Index Fund	N/A	N/A	N/A	7
MidCap Value Fund I	—	—	—	3
MidCap Value Fund III	N/A	N/A	N/A	3
Money Market Fund	10	57	9	136
Principal Capital Appreciation Fund	188	53	4	N/A
Principal LifeTime 2010 Fund	48	N/A	N/A	45
Principal LifeTime 2020 Fund	226	9	N/A	110
Principal LifeTime 2030 Fund	309	15	N/A	139
Principal LifeTime 2040 Fund	202	6	N/A	81
Principal LifeTime 2050 Fund	124	4	N/A	26
Principal LifeTime Strategic Income Fund	20	1	N/A	8
Real Estate Securities Fund	175	9	5	6
SAM Balanced Portfolio	1,544	230	41	228
SAM Conservative Balanced Portfolio	641	39	18	90
SAM Conservative Growth Portfolio	1,024	184	22	94
SAM Flexible Income Portfolio	602	57	28	111
SAM Strategic Growth Portfolio	772	174	17	64

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5.	Management Agreement and Transactions with Affiliates (Continued)

	Class A	Class B	Class C	Class J
Short-Term Income Fund	378	N/A	36	30
SmallCap Blend Fund	102	3	1	3
SmallCap Growth Fund	40	2	—	1
SmallCap Growth Fund I	N/A	N/A	N/A	5
SmallCap Growth Fund II	—	—	—	1
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	11
SmallCap Value Fund	33	2	—	5
SmallCap Value Fund II	N/A	N/A	N/A	4

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2011, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class P Institutional		R-2
Bond & Mortgage Securities Fund	454	N/A	16,231	—
Core Plus Bond Fund I	N/A	N/A	153,810	—
Diversified International Fund	—	1	33,201	—
Equity Income Fund	—	—	45,286	—
Global Real Estate Securities Fund	—	—	35	N/A
Government & High Quality Bond Fund	130	—	—	—
High Yield Fund	—	—	24	N/A
High Yield Fund I	N/A	N/A	41,608	N/A
Income Fund	—	—	7,791	1
Inflation Protection Fund	—	N/A	34,104	—
International Emerging Markets Fund	—	—	2,674	—
International Fund I	N/A	N/A	57,404	—
International Value Fund I	N/A	N/A	39,839	N/A
LargeCap Blend Fund II	N/A	N/A	43,347	—
LargeCap Growth Fund	—	1	9,330	—
LargeCap Growth Fund I	N/A	N/A	111,939	—
LargeCap Growth Fund II	N/A	N/A	79,586	—
LargeCap Value Fund	—	N/A	7,698	—
LargeCap Value Fund I	N/A	N/A	20,459	—
LargeCap Value Fund III	N/A	N/A	64,582	—
MidCap Blend Fund	—	—	39	—
MidCap Growth Fund III	N/A	N/A	80,444	—
MidCap Value Fund I	N/A	N/A	66,915	—
Money Market Fund	11,597	N/A	2,918	—
Principal Capital Appreciation Fund	—	—	4,009	—
Principal LifeTime 2010 Fund	—	N/A	80,956	—
Principal LifeTime 2015 Fund	N/A	N/A	24,266	—
Principal LifeTime 2020 Fund	—	N/A	237,801	—
Principal LifeTime 2025 Fund	N/A	N/A	29,539	—
Principal LifeTime 2030 Fund	—	N/A	229,463	—
Principal LifeTime 2035 Fund	N/A	N/A	20,536	—
Principal LifeTime 2040 Fund	—	N/A	141,047	—
Principal LifeTime 2045 Fund	N/A	N/A	10,402	—
Principal LifeTime 2050 Fund	—	N/A	68,923	—
Principal LifeTime 2055 Fund	N/A	N/A	2,387	—
Principal LifeTime Strategic Income Fund	—	N/A	38,920	—

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5.	Management Agreement and Transactions with Affiliates (Continued)

	Class A	Class P Institutional		R-2
Real Estate Securities Fund	—	—	21,322	—
SAM Balanced Portfolio	—	N/A	17,222	—
SAM Conservative Balanced Portfolio	—	N/A	8,159	—
SAM Conservative Growth Portfolio	—	N/A	10,464	—
SAM Flexible Income Portfolio	—	N/A	4,255	—
SAM Strategic Growth Portfolio	—	N/A	4,674	—
Short-Term Income Fund	273	—	5,954	—
SmallCap Blend Fund	—	N/A	2,668	—
SmallCap Growth Fund I	N/A	N/A	43,383	—
SmallCap Growth Fund II	N/A	N/A	15,605	—
SmallCap Value Fund II	N/A	N/A	50,391	—

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $164,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2011. Brokerage commissions were paid to affiliates of sub-advisors as follows (amounts in thousands):

Year Ended
October 31, 2011
MidCap Value Fund I	$53

6. Investment Transactions

For the year ended October 31, 2011, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$ 4,623,524	$ 4,732,839	MidCap Value Fund III	$ 80,738	$ 95,361
Core Plus Bond Fund I	5,466,101	5,017,071	Principal Capital Appreciation Fund	377,124	172,851
Diversified International Fund	1,644,998	1,503,298	Principal LifeTime 2010 Fund	286,686	438,036
Equity Income Fund	1,177,861	536,016	Principal LifeTime 2015 Fund	198,423	82,665
Global Diversified Income Fund	2,632,562	1,009,635	Principal LifeTime 2020 Fund	534,440	442,437
Global Real Estate Securities Fund	397,959	141,631	Principal LifeTime 2025 Fund	250,339	85,953
Government & High Quality Bond Fund	1,480,950	1,448,284	Principal LifeTime 2030 Fund	621,263	488,627
High Yield Fund	2,555,225	2,725,777	Principal LifeTime 2035 Fund	139,998	26,167
High Yield Fund I	1,313,115	932,425	Principal LifeTime 2040 Fund	462,049	340,372
Income Fund	471,648	209,095	Principal LifeTime 2045 Fund	79,692	9,038
Inflation Protection Fund	–	8,774	Principal LifeTime 2050 Fund	227,343	176,433
International Emerging Markets Fund	1,455,394	1,411,717	Principal LifeTime 2055 Fund	18,727	6,802
International Fund I	1,234,410	1,252,326	Principal LifeTime Strategic Income Fund	137,297	133,080
International Value Fund I	905,553	510,734	Real Estate Securities Fund	500,173	610,021
LargeCap Blend Fund II	634,972	425,504	SAM Balanced Portfolio	987,002	1,005,268
LargeCap Growth Fund	1,518,969	1,700,182	SAM Conservative Balanced Portfolio	285,174	189,721
LargeCap Growth Fund I	1,789,497	1,619,436	SAM Conservative Growth Portfolio	753,152	882,352
LargeCap Growth Fund II	816,660	1,200,644	SAM Flexible Income Portfolio	367,955	205,792
LargeCap S&P 500 Index Fund	101,994	227,549	SAM Strategic Growth Portfolio	568,820	661,928
LargeCap Value Fund	2,073,620	1,818,399	Short-Term Income Fund	619,755	435,222
LargeCap Value Fund I	1,985,992	2,343,458	SmallCap Blend Fund	166,088	179,975
LargeCap Value Fund III	989,772	1,635,591	SmallCap Growth Fund	64,197	258,369
MidCap Blend Fund	766,458	502,332	SmallCap Growth Fund I	1,428,850	1,095,905
MidCap Growth Fund	202,419	199,566	SmallCap Growth Fund II	165,241	282,004
MidCap Growth Fund III	1,696,959	1,712,682	SmallCap S&P 600 Index Fund	130,334	82,395
MidCap S&P 400 Index Fund	162,525	66,198	SmallCap Value Fund	241,740	470,085
MidCap Value Fund I	1,204,307	1,246,899	SmallCap Value Fund II	607,894	526,249

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

6. Investment Transactions (Continued)

For the year ended October 31, 2011, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$ 808,118	$ 744,881
Core Plus Bond Fund I	3,662,693	4,248,374
Government & High Quality Bond Fund	401,012	329,060
High Yield Fund	99,156	–
Income Fund	31,516	24,334
Inflation Protection Fund	964,293	879,644
Short-Term Income Fund	1,616	5,938

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for years ended October 31, 2011 and October 31, 2010 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital
	2011	2010	2011	2010	2011	2010
Bond & Mortgage Securities Fund	$ 75,766 $	73,060 $	– $	– $	1,891 $	–
Core Plus Bond Fund I	116,251	92,952	34,025	614	–	–
Diversified International Fund	23,568	22,219	–	–	–	–
Equity Income Fund	96,794	59,201	–	–	–	–
Global Diversified Income Fund	125,150	33,024	3,747	45	–	–
Global Real Estate Securities Fund	3,829	506	136	–	–	–
Government & High Quality Bond Fund	64,498	63,812	–	–	–	–
High Yield Fund	272,231	252,806	49,449	–	–	–
High Yield Fund I	95,493	93,623	16,886	–	–	–
Income Fund	77,381	68,383	–	–	136	–
Inflation Protection Fund	22,129	10,381	–	–	–	–
International Emerging Markets Fund	7,252	9,058	–	–	–	–
International Fund I	20,495	24,092	–	–	–	–
International Value Fund I	35,191	37,431	67,199	3,911	–	–
LargeCap Blend Fund II	7,668	8,377	–	–	–	–
LargeCap Growth Fund	–	316	–	–	–	–
LargeCap Growth Fund I	3,441	1,115	–	–	–	–
LargeCap Growth Fund II	9,200	6,366	5,623	–	–	–
LargeCap S&P 500 Index Fund	28,555	14,232	–	–	–	–
LargeCap Value Fund	15,354	15,093	–	–	–	–
LargeCap Value Fund I	29,245	17,816	–	–	–	–
LargeCap Value Fund III	22,435	31,437	–	–	–	–
MidCap Blend Fund	16,656	5,794	48,472	–	–	–
MidCap Growth Fund	–	5	–	–	–	–
MidCap S&P 400 Index Fund	2,540	2,408	3,490	–	–	–
MidCap Value Fund I	17,124	11,333	–	–	–	–
MidCap Value Fund III	1,076	1,162	–	–	–	–
Principal Capital Appreciation Fund	18,397	5,788	36,646	6,037	–	–
Principal LifeTime 2010 Fund	42,837	50,866	–	–	–	–
Principal LifeTime 2015 Fund	14,460	7,722	7,230	–	–	–
Principal LifeTime 2020 Fund	103,087	111,134	–	–	–	–
Principal LifeTime 2025 Fund	14,217	7,567	5,635	–	–	–
Principal LifeTime 2030 Fund	79,981	87,744	–	–	–	–
Principal LifeTime 2035 Fund	7,969	4,247	4,219	–	–	–
Principal LifeTime 2040 Fund	40,625	43,949	–	–	–	–
Principal LifeTime 2045 Fund	3,389	1,616	1,855	–	–	–
Principal LifeTime 2050 Fund	15,688	16,581	–	–	–	–
Principal LifeTime 2055 Fund	496	219	177	–	–	–
Principal LifeTime Strategic Income Fund	19,583	20,361	–	–	–	–
Real Estate Securities Fund	19,887	34,411	–	–	–	–
SAM Balanced Portfolio	66,299	63,898	–	–	–	–
SAM Conservative Balanced Portfolio	22,941	20,480	–	–	–	–
SAM Conservative Growth Portfolio	27,147	30,292	–	–	–	–
SAM Flexible Income Portfolio	34,487	30,633	–	–	–	–
SAM Strategic Growth Portfolio	9,939	13,278	–	–	–	–
Short-Term Income Fund	25,538	18,769	–	–	–	–
SmallCap Blend Fund	–	147	–	–	–	–
SmallCap Growth Fund I	–	21	–	–	–	–
SmallCap S&P 600 Index Fund	2,727	3,008	–	–	–	–
SmallCap Value Fund	2,533	3,551	–	–	–	–
SmallCap Value Fund II	4,012	1,204	–	–	–	–

*The funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

7. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2011, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Core Plus Bond Fund I	$ 62,266	$ —
Diversified International Fund	32,882	—
Equity Income Fund	4,760	—
Global Diversified Income Fund	4,660	8,971
Global Real Estate Securities Fund	2,178	—
Government & High Quality Bond Fund	368	—
High Yield Fund	22,940	97,343
High Yield Fund I	103,390	16,601
Inflation Protection Fund	574	—
International Emerging Markets Fund	16,942	—
International Fund I	16,983	—
International Value Fund I	54,406	29,538
LargeCap Blend Fund II	8,673	—
LargeCap Growth Fund	2,651	—
LargeCap Growth Fund I	3,427	121,165
LargeCap Growth Fund II	3,940	90,106
LargeCap S&P 500 Index Fund	30,949	—
LargeCap Value Fund	15,097	—
LargeCap Value Fund I	23,137	—
LargeCap Value Fund III	14,310	—
MidCap Blend Fund	22,376	94,214
MidCap Growth Fund	3,177	11,427
MidCap S&P 400 Index Fund	3,882	16,696
MidCap Value Fund I	5,504	—
MidCap Value Fund III	485	—
Principal Capital Appreciation Fund	16,844	14,486
Principal LifeTime 2010 Fund	15,722	—
Principal LifeTime 2015 Fund	4,111	8,960
Principal LifeTime 2020 Fund	24,216	—
Principal LifeTime 2025 Fund	2,498	2,704
Principal LifeTime 2030 Fund	13,199	—
Principal LifeTime 2035 Fund	1,070	1,591
Principal LifeTime 2040 Fund	5,570	—
Principal LifeTime 2045 Fund	358	819
Principal LifeTime 2050 Fund	1,766	—
Principal LifeTime 2055 Fund	74	121
Principal LifeTime Strategic Income Fund	10,083	—
SAM Balanced Portfolio	2,674	—
SAM Conservative Balanced Portfolio	1,323	4,616
SAM Conservative Growth Portfolio	10,929	—
SAM Flexible Income Portfolio	227	1,578
SAM Strategic Growth Portfolio	7,193	—
SmallCap Growth Fund I	—	67,448
SmallCap S&P 600 Index Fund	1,490	—
SmallCap Value Fund	5	—
SmallCap Value Fund II	2,573	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of October 31, 2011, Bond & Mortgage Securities Fund, Income Fund, MidCap Growth Fund III, Money Market Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, and SmallCap Growth Fund II had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2011, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:
										Annual
	2012	2013	2014	2015	2016	2017	2018	2019	Total Limitations*
Bond & Mortgage Securities Fund	$ – $	–	$ – $	– $	34,251	$ 135,017	$ –	$20,017 $ 189,285 $		–
Core Plus Bond Fund I	–	–	–	–	–	–	–	34,480	34,480	–
Diversified International Fund	–	–	–	175,070	106,213	469,054	–	–	750,337	4,625
Equity Income Fund	–	–	–	–	249,259	407,289	–	6,689	663,237	–
Global Real Estate Securities Fund	–	–	–	–	296	1,303	118	664	2,381	200
Government & High Quality Bond Fund	–	2,488	9,483	3,147	55,498	2,385	–	–	73,001	17,781
Income Fund	892	–	1,047	2,036	–	18,489	8,587	13,419	44,470	–
Inflation Protection Fund	–	–	–	–	–	52,524	–	–	52,524	–
International Emerging Markets Fund	–	–	–	–	–	68,739	–	–	68,739	–
International Fund I	–	–	–	–	217,373	272,451	–	–	489,824	–
LargeCap Blend Fund II	–	–	–	–	–	93,004	–	–	93,004	–
LargeCap Growth Fund	–	–	–	–	–	308,347	–	–	308,347	–
LargeCap Growth Fund II	–	–	–	–	–	182,626	–	–	182,626	62,861
LargeCap S&P 500 Index Fund	–	–	–	50,150	152,579	18,331	–	–	221,060	86,533
LargeCap Value Fund	–	–	–	–	21,543	94,084	–	–	115,627	–
LargeCap Value Fund I	–	–	–	–	–	158,452	–	–	158,452	–
LargeCap Value Fund III	–	–	–	–	–	415,736	–	–	415,736	–
MidCap Growth Fund III	–	–	–	–	–	36,843	–	–	36,843	–
MidCap Value Fund I	–	–	–	–	–	130,754	–	–	130,754	–
MidCap Value Fund III	–	–	–	–	–	13,598	–	–	13,598	–
Money Market Fund	–	–	28	3,000	35,617	2,969	–	–	41,614	5,612
Principal Capital Appreciation Fund	–	–	–	36,417	9,104	–	–	–	45,521	9,104
Principal LifeTime 2010 Fund	–	–	–	–	–	67,434	105,649	–	173,083	–
Principal LifeTime 2015 Fund	–	–	–	–	7	–	–	–	7	10
Principal LifeTime 2020 Fund	–	–	–	–	–	44,039	185,113	–	229,152	–
Principal LifeTime 2030 Fund	–	–	–	–	–	14,825	156,923	–	171,748	–
Principal LifeTime 2035 Fund	–	–	–	–	7	–	–	–	7	9
Principal LifeTime 2040 Fund	–	–	–	–	–	–	70,916	–	70,916	–
Principal LifeTime 2050 Fund	–	–	–	–	–	–	25,894	–	25,894	–
Principal LifeTime Strategic Income Fund	–	–	–	–	–	25,038	32,135	–	57,173	–
Real Estate Securities Fund	–	–	–	–	–	248,512	–	–	248,512	–
SAM Balanced Portfolio	–	–	–	–	–	108,600	20,659	–	129,259	–
SAM Conservative Growth Portfolio	–	–	–	–	–	90,668	39,097	–	129,765	–
SAM Strategic Growth Portfolio	–	–	–	–	–	85,133	31,420	6,329	122,882	–
Short-Term Income Fund	–	–	41	3,788	21,544	15,902	390	–	41,665	5,314
SmallCap Blend Fund	–	–	–	–	–	42,773	–	–	42,773	–
SmallCap Growth Fund	–	–	–	–	–	28,659	–	–	28,659	4,256
SmallCap Growth Fund II	–	–	–	–	–	25,650	–	–	25,650	–
SmallCap S&P 600 Index Fund	–	–	–	–	–	7,658	26,639	–	34,297	–
SmallCap Value Fund	–	–	–	–	–	28,112	–	–	28,112	4,210
SmallCap Value Fund II	–	–	–	–	46,999	62,682	–	–	109,681	–
*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated during the fiscal year ending October 31, 2011 will not yet be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of the Act, December 22, 2010, net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

7. Federal Tax Information (Continued)

As of October 31, 2011, the following funds had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized		Expired	Utilized
Diversified International Fund	$ 514,941	$ 99,301	Principal LifeTime 2015 Fund	$ —	$ 10
Government & High Quality Bond Fund	—	20,310	Principal LifeTime 2020 Fund	—	21,292
Income Fund	1,212	—	Principal LifeTime 2025 Fund	—	2
Inflation Protection Fund	—	29,983	Principal LifeTime 2030 Fund	—	24,839
International Emerging Markets Fund	—	127,359	Principal LifeTime 2035 Fund	—	9
International Fund I	—	42,335	Principal LifeTime 2040 Fund	—	15,327
LargeCap Blend Fund II	—	29,830	Principal LifeTime 2050 Fund	—	7,420
			Principal LifeTime Strategic Income
LargeCap Growth Fund	—	180,130	Fund	—	2,823
LargeCap Growth Fund I	—	141,355	Real Estate Securities Fund	—	130,770
LargeCap Growth Fund II	—	62,861	SAM Balanced Portfolio	—	20,819
LargeCap S&P 500 Index Fund	—	23,362	SAM Conservative Balanced Portfolio	—	5,537
LargeCap Value Fund	—	70,583	SAM Conservative Growth Portfolio	—	32,876
LargeCap Value Fund I	—	164,839	SAM Flexible Income Portfolio	—	6,338
LargeCap Value Fund III	—	158,755	Short-Term Income Fund	—	2,074
MidCap Growth Fund	—	2,485	SmallCap Blend Fund	—	25,400
MidCap Growth Fund III	—	262,771	SmallCap Growth Fund	—	53,199
MidCap Value Fund I	—	181,486	SmallCap Growth Fund I	—	104,333
MidCap Value Fund III	—	9,944	SmallCap Growth Fund II	—	52,195
Money Market Fund	—	5	SmallCap S&P 600 Index Fund	—	19,498
Principal Capital Appreciation Fund	404,907	424	SmallCap Value Fund	72,310	59,223
Principal LifeTime 2010 Fund	—	9,127	SmallCap Value Fund II	—	79,251

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$ (7,120)	$ 9,011	$ (1,891)
Core Plus Bond Fund I	36,129	(36,129)	–
Diversified International Fund	910	(223,549)	222,639
Equity Income Fund	(563)	563	–
Global Diversified Income Fund	1,504	(1,699)	195
Global Real Estate Securities Fund	1,043	(1,043)	–
Government & High Quality Bond Fund	5,913	(5,759)	(154)
High Yield Fund	5,994	(5,990)	(4)
High Yield Fund I	(512)	512	–
Income Fund	4,958	(3,610)	(1,348)
Inflation Protection Fund	(2,350)	2,350	–
International Emerging Markets Fund	(3,554)	3,554	–
International Fund I	2,983	(2,983)	–
International Value Fund I	(1,173)	1,173	–
LargeCap Growth Fund	539	24	(563)
LargeCap Growth Fund I	(61)	61	–
LargeCap Growth Fund II	(64)	64	–
LargeCap S&P 500 Index Fund	1	–	(1)
LargeCap Value Fund III	(80)	86	(6)
MidCap Blend Fund	1,654	(1,647)	(7)
MidCap Growth Fund	754	(754)	–
MidCap Growth Fund III	2,018	106	(2,124)
MidCap S&P 400 Index Fund	(2)	2	–
MidCap Value Fund I	(178)	178	–
MidCap Value Fund III	(18)	18	–
Money Market Fund	–	2	(2)
Principal Capital Appreciation Fund	41	(46,804)	46,763
Principal LifeTime 2035 Fund	(3)	3	–
Real Estate Securities Fund	7,754	124	(7,878)
SAM Balanced Portfolio	–	96	(96)
SAM Conservative Growth Portfolio	4	–	(4)
SAM Flexible Income Portfolio	–	(581)	581
Short-Term Income Fund	1,127	(588)	(539)
SmallCap Blend Fund	809	–	(809)
SmallCap Growth Fund	763	–	(763)
SmallCap Growth Fund I	9,734	–	(9,734)
SmallCap Growth Fund II	1,622	–	(1,622)
SmallCap Value Fund	–	72,310	(72,310)
SmallCap Value Fund II	179	(116,002)	115,823

Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

COMMON STOCKS - 0.00%	Shares Held	Value (000's)		Principal

Semiconductors - 0.00%			BONDS (continued)	Amount (000's)	Value (000's)
Tower Semiconductor Ltd - Warrants (a),(b)	345,803	$ 17	Automobile Asset Backed Securities (continued)
			Santander Drive Auto Receivables Trust
TOTAL COMMON STOCKS		$ 17	0.96%, 02/18/2014	$ 3,000	$ 2,998
CONVERTIBLE PREFERRED STOCKS -			1.04%, 04/15/2014	6,000	5,996
0.03%	Shares Held	Value (000's)	1.48%, 05/15/2017(d)	8,041	7,960
			Wheels SPV LLC
Electric - 0.03%			1.79%, 03/15/2018(c),(d)	2,521	2,531
Calenergy Capital Trust III	10,000	494			$ 22,414

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 494	Automobile Floor Plan Asset Backed Securities - 1.67%
PREFERRED STOCKS - 0.03%	Shares Held	Value (000's)	Ally Master Owner Trust
			0.87%, 05/15/2016(c)	9,400	9,371
Banks - 0.03%			1.04%, 09/15/2016(c)	3,500	3,460
Ally Financial Inc 8.50%	30,000	582	Ford Credit Floorplan Master Owner Trust
			0.84%, 09/15/2015(c)	4,500	4,500
TOTAL PREFERRED STOCKS		$ 582	0.94%, 09/15/2015(c)	2,350	2,355
	Principal		1.79%, 09/15/2014(c)	9,580	9,665
BONDS - 57.04%	Amount (000's)	Value (000's)	Nissan Master Owner Trust Receivables
			1.39%, 01/15/2015(c),(d)	4,000	4,032
Advertising - 0.28%
Interpublic Group of Cos Inc					$ 33,383
6.25%, 11/15/2014	$ 585	$ 620	Automobile Manufacturers - 0.03%
10.00%, 07/15/2017	4,260	4,878	Ford Motor Co
		$ 5,498	7.45%, 07/16/2031	105	125
Aerospace & Defense - 0.19%			Hyundai Motor Manufacturing Czech
Lockheed Martin Corp			4.50%, 04/15/2015	105	108
3.35%, 09/15/2021	1,670	1,683	Jaguar Land Rover PLC
			7.75%, 05/15/2018(d)	105	104
4.85%, 09/15/2041	1,145	1,210
Spirit Aerosystems Inc			Kia Motors Corp
6.75%, 12/15/2020	820	855	3.63%, 06/14/2016	200	195
		$ 3,748			$ 532

Agriculture - 0.49%			Automobile Parts & Equipment - 0.08%
Altria Group Inc			Cooper Tire & Rubber Co
4.75%, 05/05/2021	2,630	2,833	8.00%, 12/15/2019	335	347
9.95%, 11/10/2038	1,440	2,188	Goodyear Tire & Rubber Co/The
Archer-Daniels-Midland Co			8.25%, 08/15/2020	155	166
5.77%, 03/01/2041(c)	2,110	2,693	10.50%, 05/15/2016	933	1,035
MHP SA					$ 1,548
10.25%, 04/29/2015	185	175	Banks - 6.86%
Philip Morris International Inc			Abbey National Treasury Services
2.50%, 05/16/2016	1,025	1,065	PLC/London
Southern States Cooperative Inc			4.00%, 04/27/2016	1,345	1,283
11.25%, 05/15/2015(d)	815	852	ADCB Finance Cayman Ltd
		$ 9,806	4.75%, 10/08/2014	115	122
Airlines - 0.19%			Akbank TAS
American Airlines 2011-2 Class A Pass			5.13%, 07/22/2015	150	148
			6.50%, 03/09/2018(d)	150	152
Through Trust
8.63%, 10/15/2021(e)	1,725	1,725	Alfa Bank OJSC Via Alfa Bond Issuance
Continental Airlines 2007-1 Class C Pass			PLC
			7.75%, 04/28/2021(d)	265	256
Through Trust
7.34%, 04/19/2014	46	45	7.88%, 09/25/2017	100	99
UAL 2009-1 Pass Through Trust			Ally Financial Inc
10.40%, 11/01/2016	495	549	8.30%, 02/12/2015	2,125	2,231
UAL 2009-2A Pass Through Trust			Associated Banc-Corp
9.75%, 01/15/2017	253	280	5.13%, 03/28/2016	4,245	4,380
United Airlines 2007-1 Class C Pass Through			BAC Capital Trust XIII
			0.75%, 12/31/2049(c)	3,640	2,022
Trust
2.65%, 07/02/2014(c)	590	526	Banco Bradesco SA/Cayman Islands
US Airways 2001-1G Pass Through Trust			4.10%, 03/23/2015	200	205
			(d)
7.08%, 03/20/2021(e)	728	674	4.13%, 05/16/2016	2,145	2,150
		$ 3,799	Banco de Credito del Peru/Panama
			5.38%, 09/16/2020(d)	220	215
Automobile Asset Backed Securities - 1.12%			Banco do Brasil SA/Cayman
AmeriCredit Automobile Receivables Trust			4.50%, 01/22/2015	215	223
0.84%, 11/10/2014	500	499	5.38%, 01/15/2021	100	101
0.90%, 09/08/2014	350	350	BanColombia SA
2.86%, 01/09/2017	1,590	1,580	5.95%, 06/03/2021(d)	345	352
Hyundai Auto Lease Securitization Trust			5.95%, 06/03/2021	105	107
2011-A			Bank of America Corp
1.02%, 10/15/2013(d)	500	500	5.00%, 05/13/2021	735	690

See accompanying notes

201

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Banks (continued)
Bank of America Corp (continued)			Morgan Stanley (continued)
5.65%, 05/01/2018	$ 140	$ 140	5.50%, 07/24/2020	$ 900	$ 895
6.50%, 08/01/2016	3,300	3,434	5.50%, 07/28/2021	8,735	8,532
8.00%, 12/29/2049(c)	260	242	5.95%, 12/28/2017	2,095	2,113
Bank of America NA			6.25%, 08/28/2017	1,215	1,262
6.00%, 10/15/2036	2,000	1,925	National Agricultural Cooperative Federation
Bank of New York Mellon Corp/The			4.25%, 01/28/2016	125	127
2.30%, 07/28/2016	2,035	2,058	PNC Financial Services Group Inc
3.55%, 09/23/2021	2,755	2,761	6.75%, 08/01/2049(c)	4,870	4,869
BBVA Bancomer SA/Texas			PNC Funding Corp
4.50%, 03/10/2016	200	200	2.70%, 09/19/2016	2,075	2,100
BNP Paribas / BNP Paribas US Medium-Term			PNC Preferred Funding Trust III
Note Program LLC			8.70%, 02/28/2049(c),(d)	3,400	3,494
1.34%, 06/11/2012(c)	4,500	4,493	RBS Capital Trust III
BPCE SA			0.00%, 09/29/2049(a)	1,900	1,116
2.38%, 10/04/2013(d)	5,520	5,444	Royal Bank of Scotland Group PLC
BTA Bank JSC			4.70%, 07/03/2018	218	176
10.75%, 07/01/2018(c)	771	428	5.05%, 01/08/2015	1,215	1,118
CBQ Finance Ltd			Royal Bank of Scotland PLC/The
5.00%, 11/18/2014	150	159	3.40%, 08/23/2013	2,930	2,912
7.50%, 11/18/2019	170	201	Santander US Debt SA Unipersonal
CIT Group Inc			2.99%, 10/07/2013(d)	3,200	3,097
7.00%, 05/02/2017(d)	4,739	4,727	Sberbank of Russia Via SB Capital SA
Citigroup Inc			5.72%, 06/16/2021	240	235
3.95%, 06/15/2016	1,260	1,290	State Bank of India/London
4.50%, 01/14/2022(f)	2,105	2,111	4.50%, 10/23/2014	100	101
5.13%, 05/05/2014	775	812	Toronto-Dominion Bank/The
5.38%, 08/09/2020	695	742	2.38%, 10/19/2016	25	25
5.50%, 10/15/2014	845	900	2.50%, 07/14/2016	1,160	1,187
5.88%, 05/29/2037	850	927	US Bancorp
6.13%, 05/15/2018	3,505	3,884	4.13%, 05/24/2021	695	765
City National Corp/CA			US Bank NA/Cincinnati OH
5.25%, 09/15/2020	3,100	3,160	3.78%, 04/29/2020(c)	8,725	9,033
Cooperatieve Centrale Raiffeisen-			VTB Bank OJSC Via VTB Capital SA
Boerenleenbank BA/Netherlands			6.25%, 06/30/2035	100	102
11.00%, 12/29/2049(c),(d)	1,560	1,888	6.88%, 05/29/2018	110	114
Goldman Sachs Group Inc/The			Wells Fargo & Co
0.45%, 02/06/2012(c)	2,000	1,998	4.60%, 04/01/2021	1,890	2,022
5.25%, 07/27/2021	5,000	5,047	Wells Fargo Bank NA
6.25%, 02/01/2041	1,305	1,346	0.50%, 05/16/2016(c)	4,615	4,163
6.45%, 05/01/2036	960	908	Woori Bank Co Ltd
6.75%, 10/01/2037	170	163	4.75%, 01/20/2016	215	223
GTB Finance B.V.					$ 136,814
7.50%, 05/19/2016(d)	200	200
Halyk Savings Bank of Kazakhstan JSC			Beverages - 0.76%
7.25%, 05/03/2017	495	486	Anheuser-Busch InBev Worldwide Inc
			0.76%, 07/14/2014(c)	670	668
HBOS Capital Funding No2 LP
6.07%, 06/29/2049(c),(d)	960	672	4.13%, 01/15/2015	440	479
ICICI Bank Ltd			5.38%, 01/15/2020	1,431	1,694
5.50%, 03/25/2015	200	206	8.20%, 01/15/2039	1,075	1,679
ICICI Bank Ltd/Bahrain			Coca-Cola Co/The
			1.80%, 09/01/2016(d)	2,435	2,429
6.63%, 10/03/2012	340	351	3.30%, 09/01/2021(d)	1,355	1,404
JP Morgan Chase & Co
3.15%, 07/05/2016	1,020	1,022	Coca-Cola Femsa SAB de CV
4.25%, 10/15/2020	1,015	1,010	4.63%, 02/15/2020	200	212
4.35%, 08/15/2021	9,020	9,023	Dr Pepper Snapple Group Inc
Kazkommertsbank JSC			2.90%, 01/15/2016	2,540	2,646
8.50%, 04/16/2013	95	93	PepsiCo Inc/NC
8.50%, 05/11/2018(d)	695	580	5.50%, 01/15/2040	475	597
KeyBank NA/Cleveland OH			Pernod-Ricard SA
			4.45%, 01/15/2022(d)	2,600	2,676
5.45%, 03/03/2016	1,010	1,084	5.75%, 04/07/2021(d)	555	627
KeyCorp
5.10%, 03/24/2021	2,805	2,916			$ 15,111
Korea Development Bank			Biotechnology - 0.41%
3.88%, 05/04/2017(f)	260	260	Amgen Inc
LBG Capital No.1 PLC			4.10%, 06/15/2021	1,500	1,614
8.00%, 12/29/2049(c),(d)	2,615	2,144	5.75%, 03/15/2040	525	636
Morgan Stanley			Celgene Corp
5.30%, 03/01/2013	840	862	5.70%, 10/15/2040	2,185	2,450

See accompanying notes

202

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Biotechnology (continued)			Commercial Services (continued)
Genzyme Corp			RSC Equipment Rental Inc/RSC Holdings III
5.00%, 06/15/2020	$ 810	$ 916	LLC (continued)
Life Technologies Corp			10.00%, 07/15/2017(d)	$ 1,410	$ 1,572
6.00%, 03/01/2020	2,340	2,608			$ 4,081

		$ 8,224	Computers - 0.69%
Building Materials - 0.18%			Affiliated Computer Services Inc
Cemex SAB de CV			5.20%, 06/01/2015	3,125	3,358
9.00%, 01/11/2018(d)	410	342	Hewlett-Packard Co
Cimento Tupi SA			3.00%, 09/15/2016	2,885	2,969
9.75%, 05/11/2018(d)	351	355	6.00%, 09/15/2041	1,535	1,751
CRH America Inc			iGate Corp
4.13%, 01/15/2016	1,630	1,631	9.00%, 05/01/2016(d)	745	741
8.13%, 07/15/2018	1,065	1,228	Seagate HDD Cayman
		$ 3,556	6.88%, 05/01/2020	3,400	3,332
			7.00%, 11/01/2021(d)	565	554
Chemicals - 0.72%			Spansion LLC
Braskem Finance Ltd			7.88%, 11/15/2017(d)	1,040	1,040
5.75%, 04/15/2021(d)	50	50
7.00%, 05/07/2020(d)	100	108			$ 13,745
CF Industries Inc			Consumer Products - 0.17%
7.13%, 05/01/2020	3,830	4,457	Reynolds Group Issuer Inc / Reynolds Group
Dow Chemical Co/The			Issuer LLC / Reynolds Group Issuer
2.50%, 02/15/2016	1,575	1,581	(Luxembourg) S.A.
4.25%, 11/15/2020	190	195	7.13%, 04/15/2019(d)	1,550	1,581
7.38%, 11/01/2029	895	1,132	7.88%, 08/15/2019(d)	760	794
Ineos Finance PLC			9.88%, 08/15/2019(d)	925	925
9.00%, 05/15/2015(d)	270	277			$ 3,300
Kinove German Bondco GmbH
9.63%, 06/15/2018(d)	425	410	Cosmetics & Personal Care - 0.03%
Lyondell Chemical Co			Procter & Gamble Co/The
11.00%, 05/01/2018	2,835	3,157	0.70%, 08/15/2014	515	515
Mosaic Co/The
4.88%, 11/15/2041	1,300	1,330	Credit Card Asset Backed Securities - 0.95%
Nova Chemicals Corp			Citibank Omni Master Trust
8.63%, 11/01/2019	537	604	2.34%, 05/16/2016(c),(d)	15,700	15,842
Potash Corp of Saskatchewan Inc			GE Capital Credit Card Master Note Trust
5.88%, 12/01/2036	635	768	0.42%, 03/15/2015(c)	3,160	3,154
SABIC Capital I BV					$ 18,996
3.00%, 11/02/2015	230	233
		$ 14,302	Diversified Financial Services - 3.56%
			ABB Treasury Center USA Inc
Coal - 0.30%			2.50%, 06/15/2016(d)	4,410	4,473
Alpha Natural Resources Inc			Aircastle Ltd
6.00%, 06/01/2019	100	99	9.75%, 08/01/2018	915	976
6.25%, 06/01/2021	705	696	American Express Credit Corp
Arch Coal Inc			2.80%, 09/19/2016	5,085	5,164
7.00%, 06/15/2019(d)	345	357	Cantor Fitzgerald LP
7.25%, 06/15/2021(d)	495	510	6.38%, 06/26/2015(d)	1,410	1,466
8.75%, 08/01/2016	895	978	Countrywide Financial Corp
Berau Capital Resources Pte Ltd			6.25%, 05/15/2016	1,595	1,558
12.50%, 07/08/2015(d)	355	390	Credit Acceptance Corp
Bumi Investment Pte Ltd			9.13%, 02/01/2017	505	524
10.75%, 10/06/2017(d)	845	875	9.13%, 02/01/2017(d)	700	724
Consol Energy Inc			DTEK Finance BV
8.00%, 04/01/2017	1,905	2,086	9.50%, 04/28/2015	100	99
		$ 5,991	E*Trade Financial Corp
			12.50%, 11/30/2017	550	634
Commercial Services - 0.20%			ERAC USA Finance LLC
B-Corp Merger Sub Inc			7.00%, 10/15/2037(d)	2,780	3,249
8.25%, 06/01/2019(d)	450	425
			Financiera Independencia SAB de CV
DP World Ltd			10.00%, 03/30/2015(d)	261	253
6.85%, 07/02/2037	280	269	Ford Motor Credit Co LLC
Emergency Medical Services Corp			3.88%, 01/15/2015(f)	7,735	7,739
8.13%, 06/01/2019(d)	960	960
Hertz Corp/The			5.00%, 05/15/2018	1,025	1,042
			5.88%, 08/02/2021	260	277
8.88%, 01/01/2014	93	94	7.00%, 04/15/2015	2,135	2,327
RSC Equipment Rental Inc/RSC Holdings III
LLC			General Electric Capital Corp
8.25%, 02/01/2021	750	761	4.65%, 10/17/2021	1,220	1,257
			5.88%, 01/14/2038	95	102
			6.15%, 08/07/2037	275	303

See accompanying notes

203

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

		Principal			Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)				Electric (continued)
General Electric Capital Corp	(continued)			Commonwealth Edison Co
6.38%, 11/15/2067(c)	$ 4,295		$ 4,264	5.80%, 03/15/2018	$ 1,115	$ 1,311
Goldman Sachs Capital I				Dominion Resources Inc/VA
6.35%, 02/15/2034		1,000	928	1.95%, 08/15/2016	970	969
GT 2005 BONDS BV				2.25%, 09/01/2015	1,120	1,136
6.00%, 07/21/2014(c)		243	215	DTE Energy Co
GTP Acquisition Partners I LLC				6.38%, 04/15/2033	3,390	4,008
4.35%, 06/15/2016(d)		1,990	1,999	Duke Energy Carolinas LLC
HSBC Finance Capital Trust IX				5.30%, 02/15/2040	940	1,133
5.91%, 11/30/2035		650	572	Duke Energy Corp
HSBC Finance Corp				3.55%, 09/15/2021	2,330	2,393
6.68%, 01/15/2021		1,119	1,138	Edison International
Hyundai Capital Services Inc				3.75%, 09/15/2017	1,420	1,442
4.38%, 07/27/2016		200	203	Edison Mission Energy
Icahn Enterprises LP / Icahn Enterprises				7.50%, 06/15/2013	380	365
Finance Corp				Elwood Energy LLC
8.00%, 01/15/2018		1,165	1,185	8.16%, 07/05/2026	1,149	1,080
ILFC E-Capital Trust II				Energy Future Holdings Corp
6.25%, 12/21/2065(c),(d)		950	689	9.75%, 10/15/2019	701	701
International Lease Finance Corp				10.00%, 01/15/2020(c)	80	84
5.65%, 06/01/2014		925	888	Energy Future Intermediate Holding Co LLC
6.25%, 05/15/2019		740	697	9.75%, 10/15/2019	603	603
8.62%, 09/15/2015(c)		970	1,018	FirstEnergy Corp
John Deere Capital Corp				7.38%, 11/15/2031	1,770	2,225
3.15%, 10/15/2021		1,555	1,593	Florida Power & Light Co
JP Morgan Chase Capital XX				5.25%, 02/01/2041	680	815
6.55%, 09/29/2036		1,000	1,029	5.65%, 02/01/2037	520	648
Merrill Lynch & Co Inc				GenOn REMA LLC
0.45%, 11/01/2011(c)		4,650	4,650	9.24%, 07/02/2017	1,878	1,920
0.56%, 06/05/2012(c)		2,300	2,255	Indiantown Cogeneration LP
5.00%, 01/15/2015		970	980	9.77%, 12/15/2020	461	486
6.40%, 08/28/2017		975	988	Jersey Central Power & Light Co
MF Global Holdings Ltd				5.63%, 05/01/2016	950	1,081
0.00%, 08/08/2016(a),(c)		1,605	758	Kentucky Utilities Co
National Rural Utilities Cooperative Finance				5.13%, 11/01/2040	430	494
Corp				Korea Electric Power Corp
1.90%, 11/01/2015		2,600	2,604	3.00%, 10/05/2015	550	544
ORIX Corp				Korea Hydro & Nuclear Power Co Ltd
5.00%, 01/12/2016		1,060	1,091	6.25%, 06/17/2014	390	424
PCCW-HKT Capital No 4 Ltd				Mirant Mid Atlantic Pass Through Trust C
4.25%, 02/24/2016		340	340	10.06%, 12/30/2028	2,762	2,879
Pinnacle Foods Finance LLC / Pinnacle Foods				Nevada Power Co
Finance Corp				5.38%, 09/15/2040	930	1,072
8.25%, 09/01/2017		500	507	5.45%, 05/15/2041	1,515	1,768
QNB Finance Ltd				NRG Energy Inc
3.13%, 11/16/2015		310	314	7.38%, 01/15/2017	330	344
Scottrade Financial Services Inc				8.25%, 09/01/2020	1,430	1,480
6.13%, 07/11/2021(d)		5,500	5,519	Oncor Electric Delivery Co LLC
Springleaf Finance Corp				5.00%, 09/30/2017	880	979
6.90%, 12/15/2017		1,470	1,121	5.25%, 09/30/2040	950	1,059
SquareTwo Financial Corp				PacifiCorp
11.63%, 04/01/2017		1,110	1,082	3.85%, 06/15/2021	2,950	3,139
Waha Aerospace BV				5.75%, 04/01/2037	900	1,112
3.93%, 07/28/2020		212	219	6.25%, 10/15/2037	225	294
			$ 71,013	PPL Electric Utilities Corp
				3.00%, 09/15/2021	465	460
Electric - 3.16%				5.20%, 07/15/2041	660	774
Abu Dhabi National Energy Co				PPL WEM Holdings PLC
5.88%, 10/27/2016		300	331	3.90%, 05/01/2016(d)	2,220	2,307
6.50%, 10/27/2036		785	780	Progress Energy Inc
6.60%, 08/01/2013		265	282	4.40%, 01/15/2021	800	869
Baltimore Gas & Electric Co				Public Service Co of Colorado
5.90%, 10/01/2016		1,230	1,425	4.75%, 08/15/2041	1,400	1,574
Centrais Eletricas Brasileiras SA				Puget Energy Inc
5.75%, 10/27/2021(d)		400	414
				6.00%, 09/01/2021	1,800	1,861
CMS Energy Corp				San Diego Gas & Electric Co
2.75%, 05/15/2014		3,715	3,665	3.00%, 08/15/2021	2,150	2,200
Comision Federal de Electricidad				4.50%, 08/15/2040	650	731
4.88%, 05/26/2021		200	204	5.35%, 05/15/2040	2,210	2,745

See accompanying notes

204

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Electric (continued)			Food (continued)
Southern California Edison Co			Sigma Alimentos SA de CV
3.88%, 06/01/2021	$ 2,720	$ 2,970	5.63%, 04/14/2018(d)	$ 150	$ 153
4.50%, 09/01/2040	480	516			$ 14,699
Star Energy Geothermal Wayang Windu Ltd
11.50%, 02/12/2015	100	108	Forest Products & Paper - 0.16%
Xcel Energy Inc			Bio Pappel SAB de CV
			7.00%, 08/27/2016(c)	350	269
4.80%, 09/15/2041	760	826
		$ 63,030	Celulosa Arauco y Constitucion SA
			5.63%, 04/20/2015	275	296
Electronics - 0.22%			Exopack Holding Corp
NXP BV / NXP Funding LLC			10.00%, 06/01/2018(d)	1,470	1,441
3.15%, 10/15/2013(c)	270	265	Fibria Overseas Finance Ltd
9.75%, 08/01/2018(d)	685	753	7.50%, 05/04/2020	100	102
Thermo Fisher Scientific Inc			Inversiones CMPC SA
2.25%, 08/15/2016	485	497	6.13%, 11/05/2019	200	223
3.20%, 03/01/2016	1,700	1,805	Longview Fibre Paper & Packaging Inc
3.60%, 08/15/2021	720	746	8.00%, 06/01/2016(d)	485	492
Viasystems Inc			Sappi Papier Holding GmbH
12.00%, 01/15/2015(d)	370	399	7.50%, 06/15/2032(d)	560	426
		$ 4,465			$ 3,249

Engineering & Construction - 0.01%			Gas - 0.13%
Empresas ICA SAB de CV			Atmos Energy Corp
8.90%, 02/04/2021(d)	310	285	5.50%, 06/15/2041	1,980	2,309
			Korea Gas Corp
			4.25%, 11/02/2020	100	98
Entertainment - 0.59%			Nakilat Inc
CCM Merger Inc
8.00%, 08/01/2013(d)	2,670	2,537	6.07%, 12/31/2033	200	217
Choctaw Resort Development Enterprise					$ 2,624
7.25%, 11/15/2019(d)	815	509	Healthcare - Products - 0.31%
Lions Gate Entertainment Inc			Angiotech Pharmaceuticals Inc
10.25%, 11/01/2016(d)	1,070	1,078	5.00%, 12/01/2013(c)	2,915	2,449
Peninsula Gaming LLC / Peninsula Gaming			Biomet Inc
Corp			10.00%, 10/15/2017	350	378
8.38%, 08/15/2015	1,985	2,040	10.38%, 10/15/2017	685	740
10.75%, 08/15/2017	1,060	1,092	Stryker Corp
Regal Cinemas Corp			2.00%, 09/30/2016	2,525	2,553
8.63%, 07/15/2019	490	524			$ 6,120
Regal Entertainment Group
9.13%, 08/15/2018	1,000	1,070	Healthcare - Services - 0.78%
WMG Acquisition Corp			Centene Corp
9.50%, 06/15/2016(d)	355	376	5.75%, 06/01/2017	1,375	1,382
9.50%, 06/15/2016	1,070	1,134	Community Health Systems Inc
11.50%, 10/01/2018(d)	1,020	1,018	8.88%, 07/15/2015	260	266
WMG Holdings Corp			Fresenius Medical Care US Finance Inc
13.75%, 10/01/2019(d)	510	479	6.50%, 09/15/2018(d)	330	346
		$ 11,857	HCA Inc
			6.50%, 02/15/2020	1,400	1,467
Environmental Control - 0.15%			7.25%, 09/15/2020	765	820
Clean Harbors Inc			8.50%, 04/15/2019	2,390	2,629
7.63%, 08/15/2016	245	259	Highmark Inc
EnergySolutions Inc / EnergySolutions LLC			4.75%, 05/15/2021(d)	2,030	2,051
10.75%, 08/15/2018	595	601	Multiplan Inc
Republic Services Inc			9.88%, 09/01/2018(d)	1,975	2,034
3.80%, 05/15/2018	1,215	1,270	Radnet Management Inc
5.70%, 05/15/2041	745	873	10.38%, 04/01/2018	450	405
		$ 3,003	Roche Holdings Inc
			7.00%, 03/01/2039(d)	1,520	2,198
Food - 0.74%			WellPoint Inc
Del Monte Foods Co
7.63%, 02/15/2019(d)	1,125	1,069	3.70%, 08/15/2021	1,935	1,970
Delhaize Group SA					$ 15,568
5.70%, 10/01/2040	1,020	1,052	Holding Companies - Diversified - 0.10%
Grupo Bimbo SAB de CV			Hutchison Whampoa International 03/13 Ltd
4.88%, 06/30/2020	100	104	6.50%, 02/13/2013	775	818
JM Smucker Co/The			Hutchison Whampoa International 09/19 Ltd
3.50%, 10/15/2021	4,250	4,309	5.75%, 09/11/2019	760	847
Kraft Foods Inc			Noble Group Ltd
5.38%, 02/10/2020	3,615	4,166	6.75%, 01/29/2020	270	265
6.50%, 11/01/2031	2,135	2,658
6.50%, 02/09/2040	930	1,188
See accompanying notes			205

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Holding Companies - Diversified (continued)			Internet (continued)
Swire Pacific MTN Financing Ltd			Zayo Group LLC/Zayo Capital Inc
6.25%, 04/18/2018	$ 130	$ 141	10.25%, 03/15/2017	$ 1,165	$ 1,226
		$ 2,071			$ 3,368

Home Equity Asset Backed Securities - 0.55%			Iron & Steel - 0.10%
Asset Backed Securities Corp Home Equity			ArcelorMittal
0.34%, 07/25/2036(c)	214	210	3.75%, 03/01/2016	140	138
Bear Stearns Asset Backed Securities Trust			6.75%, 03/01/2041	905	907
0.43%, 05/25/2037(c)	3,200	1,375	CSN Resources SA
Countrywide Asset-Backed Certificates			6.50%, 07/21/2020(d)	100	107
5.51%, 08/25/2036	1,440	1,366	Evraz Group SA
First NLC Trust			9.50%, 04/24/2018	125	135
0.54%, 09/25/2035(c)	228	227	Ferrexpo Finance PLC
0.74%, 05/25/2035(c)	426	191	7.88%, 04/07/2016(d)	200	192
JP Morgan Mortgage Acquisition Corp			Gerdau Holdings Inc
0.39%, 08/25/2036(c)	1,655	1,170	7.00%, 01/20/2020	100	107
Morgan Stanley ABS Capital I			Metinvest BV
1.11%, 12/25/2034(c)	337	117	8.75%, 02/14/2018(d)	200	190
New Century Home Equity Loan Trust			POSCO
0.53%, 03/25/2035(b),(c)	85	74	8.75%, 03/26/2014	120	135
Option One Mortgage Loan Trust					$ 1,911
1.24%, 02/25/2035(b),(c)	139	20
Residential Asset Securities Corp			Leisure Products & Services - 0.18%
0.39%, 09/25/2036(c)	7,565	5,761	Harley-Davidson Financial Services Inc
			3.88%, 03/15/2016(d)	3,415	3,504
Saxon Asset Securities Trust
1.94%, 03/25/2035(c)	295	121
Specialty Underwriting & Residential			Lodging - 0.45%
Finance			Caesars Entertainment Operating Co Inc
1.01%, 02/25/2035(c)	324	262	10.00%, 12/15/2018	841	634
		$ 10,894	MGM Resorts International
			10.00%, 11/01/2016	1,500	1,470
Insurance - 2.19%			Starwood Hotels & Resorts Worldwide Inc
Aflac Inc			6.75%, 05/15/2018	255	283
3.45%, 08/15/2015	4,975	5,092
American International Group Inc			7.15%, 12/01/2019	965	1,090
			Wyndham Worldwide Corp
4.25%, 09/15/2014	5,095	5,012	5.63%, 03/01/2021	2,800	2,871
4.88%, 09/15/2016	6,110	5,971
Berkshire Hathaway Inc			5.75%, 02/01/2018	395	415
2.20%, 08/15/2016	1,825	1,858	7.38%, 03/01/2020	1,950	2,195
3.75%, 08/15/2021	2,765	2,839			$ 8,958
Hanover Insurance Group Inc/The			Media - 2.39%
6.38%, 06/15/2021	1,905	2,020	Cablevision Systems Corp
ING Groep NV			8.00%, 04/15/2020	890	939
5.78%, 12/08/2049	6,260	4,961	CBS Corp
Liberty Mutual Group Inc			5.75%, 04/15/2020	2,685	3,024
5.00%, 06/01/2021(d)	2,005	1,892	7.88%, 07/30/2030	60	79
7.00%, 03/15/2037(c),(d)	875	761	Columbus International Inc
10.75%, 06/15/2058(c),(d)	630	765	11.50%, 11/20/2014	160	162
Lincoln National Corp			Comcast Corp
5.65%, 08/27/2012	865	895	4.95%, 06/15/2016	1,750	1,950
6.15%, 04/07/2036	1,300	1,311	5.90%, 03/15/2016	1,930	2,231
7.00%, 05/17/2066(c)	1,710	1,607	6.40%, 03/01/2040	285	351
Marsh & McLennan Cos Inc			6.50%, 11/15/2035	1,825	2,179
4.80%, 07/15/2021	810	874	COX Communications Inc
MetLife Capital Trust IV			5.45%, 12/15/2014	1,095	1,221
7.88%, 12/15/2037(d)	3,200	3,388	Cumulus Media Inc
Willis Group Holdings PLC			7.75%, 05/01/2019(d)	1,655	1,523
5.75%, 03/15/2021	870	925	DIRECTV Holdings LLC / DIRECTV
WR Berkley Corp			Financing Co Inc
6.25%, 02/15/2037	935	932	3.55%, 03/15/2015	925	970
XL Group PLC			5.00%, 03/01/2021	550	602
6.50%, 12/31/2049(c)	3,100	2,604	5.88%, 10/01/2019	2,535	2,909
		$ 43,707	6.38%, 03/01/2041	75	90
			7.63%, 05/15/2016	1,430	1,530
Internet - 0.17%			DISH DBS Corp
Equinix Inc
7.00%, 07/15/2021	835	889	6.75%, 06/01/2021	1,785	1,843
			7.75%, 05/31/2015	1,160	1,247

Open 9.75%, Solutions 02/01/2015 Inc (d)	1,870	1,253	7.88%, 09/01/2019	1,757	1,928
			Grupo Televisa SAB
			6.00%, 05/15/2018	200	223

See accompanying notes

206

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Media (continued)			Mining (continued)
Grupo Televisa SAB (continued)			Vedanta Resources PLC
6.63%, 03/18/2025	$ 100	$ 108	9.50%, 07/18/2018	$ 605	$ 581
Kabel BW Erste Beteiligungs GmbH / Kabel					$ 13,378
Baden-Wurttemberg GmbH & Co KG
7.50%, 03/15/2019(d)	450	468	Miscellaneous Manufacturing - 0.52%
NBCUniversal Media LLC			3M Co
5.15%, 04/30/2020	6,645	7,468	1.38%, 09/29/2016	340	341
News America Inc			GE Capital Trust I
4.50%, 02/15/2021	970	1,013	6.38%, 11/15/2067	550	543
6.20%, 12/15/2034	1,510	1,643	Park-Ohio Industries Inc
Time Warner Cable Inc			8.13%, 04/01/2021	550	528
4.13%, 02/15/2021	1,205	1,249	Textron Inc
5.50%, 09/01/2041	2,895	3,113	6.20%, 03/15/2015	1,835	1,972
Time Warner Inc			Tyco Electronics Group SA
4.00%, 01/15/2022	1,720	1,764	6.00%, 10/01/2012	1,740	1,817
5.38%, 10/15/2041	850	896	7.13%, 10/01/2037	105	139
7.63%, 04/15/2031	1,050	1,350	Tyco International Finance SA
Unitymedia Hessen GmbH & Co KG /			4.13%, 10/15/2014	985	1,055
Unitymedia NRW GmbH			6.00%, 11/15/2013	1,055	1,151
8.13%, 12/01/2017(d)	710	756	Tyco International Ltd / Tyco International
Univision Communications Inc			Finance SA
7.88%, 11/01/2020(d)	70	71	7.00%, 12/15/2019	2,220	2,751
8.50%, 05/15/2021(d)	1,210	1,089			$ 10,297
Viacom Inc			Mortgage Backed Securities - 10.31%
6.88%, 04/30/2036	600	766	Adjustable Rate Mortgage Trust
Walt Disney Co/The			0.80%, 06/25/2035(c)	207	199
2.75%, 08/16/2021	930	928	1.38%, 02/25/2035(c)	196	171
		$ 47,683	Banc of America Funding Corp
			0.52%, 07/20/2036(c)	4,293	2,516
Metal Fabrication & Hardware - 0.00%
WPE International Cooperatief UA			Banc of America Large Loan Inc
			5.61%, 06/24/2050(c),(d)	1,625	1,505
10.38%, 09/30/2020	100	92	5.62%, 06/24/2049(c),(d)	1,500	1,460
			Banc of America Merrill Lynch Commercial
Mining - 0.67%			Mortgage Inc
Alcoa Inc			0.28%, 07/10/2042(c)	149,264	330
6.15%, 08/15/2020	385	397	0.52%, 06/10/2049(c),(d)	1,000	650
ALROSA Finance SA			4.97%, 07/10/2043	1,390	754
7.75%, 11/03/2020(d)	600	622	5.67%, 01/15/2049(c),(d)	1,335	416
AngloGold Ashanti Holdings PLC			5.89%, 07/10/2044	155	171
5.38%, 04/15/2020	535	525	Banc of America Mortgage Securities Inc
Barrick Gold Corp			2.76%, 09/25/2035(c)	856	824
2.90%, 05/30/2016	1,425	1,480	BCRR Trust
Barrick North America Finance LLC			4.25%, 07/17/2040(d)	458	403
5.70%, 05/30/2041	200	232	5.86%, 12/15/2043(d)	2,975	2,782
Corp Nacional del Cobre de Chile			Bear Stearns Alt-A Trust
3.88%, 11/03/2021(d),(f)	1,365	1,359	0.52%, 07/25/2035(c)	249	169
FMG Resources August 2006 Pty Ltd			Bella Vista Mortgage Trust
6.88%, 02/01/2018(d)	1,220	1,171	0.49%, 05/20/2045(b),(c)	622	309
8.25%, 11/01/2019(d)	505	510	Citicorp Mortgage Securities Inc
Freeport-McMoRan Copper & Gold Inc			5.25%, 08/25/2034(c)	75	75
8.38%, 04/01/2017	2,085	2,231	Citigroup Commercial Mortgage Trust
Gold Fields Orogen Holding BVI Ltd			0.54%, 10/15/2049(c)	49,215	536
4.88%, 10/07/2020(d)	225	210	5.49%, 03/17/2051(c),(d)	2,102	1,986
Midwest Vanadium Pty Ltd			5.62%, 12/10/2049(c)	997	995
11.50%, 02/15/2018(d)	635	530	Citigroup/Deutsche Bank Commercial
Rio Tinto Finance USA Ltd			Mortgage Trust
1.88%, 11/02/2015	770	775	5.32%, 12/11/2049	1,200	1,257
Southern Copper Corp			Commercial Mortgage Pass Through
5.38%, 04/16/2020	449	471	Certificates
6.75%, 04/16/2040	320	335	5.36%, 07/10/2037(c)	850	719
Taseko Mines Ltd			5.54%, 12/11/2049(c),(d)	1,200	1,121
7.75%, 04/15/2019	500	468	5.95%, 06/09/2028(d)	500	490
Teck Resources Ltd			Countrywide Alternative Loan Trust
6.25%, 07/15/2041	790	911	0.52%, 06/25/2036(c)	3,100	176
Vale Overseas Ltd			Countrywide Asset-Backed Certificates
4.63%, 09/15/2020	145	147	0.51%, 01/25/2036(c)	2,336	1,643
6.88%, 11/21/2036	370	423	0.52%, 11/25/2035(c)	207	191

See accompanying notes

207

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Countrywide Home Loan Mortgage Pass			Greenpoint Mortgage Funding Trust
Through Trust			0.51%, 06/25/2045(c)	$ 472	$ 114
5.00%, 04/25/2035	$ 2,001	$ 1,940	Greenwich Capital Commercial Funding
Credit Suisse First Boston Mortgage Securities			Corp
Corp			5.51%, 03/10/2039	3,775	2,076
0.32%, 11/15/2037(c),(d)	17,346	329	5.74%, 12/10/2049	1,025	1,086
0.95%, 01/15/2037(c),(d)	20,841	398	GS Mortgage Securities Corp II
4.96%, 01/15/2037(d)	3,300	3,188	0.64%, 11/10/2039(c),(d)	30,912	715
Credit Suisse Mortgage Capital Certificates			1.57%, 08/10/2043(c),(d)	31,896	2,787
0.16%, 12/15/2039(c)	18,507	307	1.95%, 08/10/2044(c),(d)	23,235	2,101
0.56%, 09/15/2039(c),(d)	57,410	634	Impac CMB Trust
5.34%, 12/15/2043(c),(d)	2,495	2,381	0.49%, 05/25/2037(b),(c)	3,028	2,371
5.38%, 02/15/2040(d)	3,250	3,298	Indymac Index Mortgage Loan Trust
5.47%, 09/18/2039(d)	4,690	4,581	0.42%, 02/25/2037(c)	3,744	2,505
5.62%, 06/10/2049(c),(d)	4,000	3,847	0.47%, 04/25/2035(c)	484	279
5.70%, 09/15/2040(d)	2,980	2,738	JP Morgan Chase Commercial Mortgage
5.71%, 06/15/2039(c)	1,900	1,993	Securities Corp
6.00%, 09/15/2039(d)	1,775	1,650	0.51%, 02/15/2051(c)	48,428	561
Fannie Mae			1.96%, 11/15/2043(c),(d)	9,835	993
0.44%, 01/25/2023(c)	213	213	5.10%, 09/12/2037(c)	300	148
0.49%, 11/25/2022(c)	153	153	5.31%, 01/15/2049	250	252
0.49%, 03/25/2035(c)	305	304	5.43%, 01/15/2049	2,194	2,274
0.54%, 02/25/2018(c)	146	147	5.68%, 06/12/2041(c)	3,205	2,378
0.54%, 02/25/2032(c)	304	304	JP Morgan Mortgage Trust
6.00%, 05/25/2030	4,823	4,947	5.67%, 06/25/2036(c)	39	38
6.21%, 10/25/2041(c)	11,299	2,255	LB-UBS Commercial Mortgage Trust
6.26%, 12/25/2021(c)	5,279	652	0.30%, 07/15/2040(c),(d)	59,374	1,058
6.31%, 07/25/2038(c)	2,377	279	0.48%, 02/15/2040(c)	13,606	266
6.36%, 12/25/2039(c)	12,400	1,911	5.56%, 02/15/2040(c)	1,615	759
6.50%, 02/25/2047	1,381	1,538	6.24%, 07/17/2040(c)	1,540	745
6.51%, 11/25/2036(c)	5,825	810	MASTR Asset Securitization Trust
6.53%, 04/25/2037(c)	2,507	343	5.25%, 11/25/2035	2,000	1,878
6.74%, 04/25/2039(c)	1,613	1,744	Merrill Lynch Mortgage Investors Inc
6.86%, 09/25/2031(c)	3,048	248	0.59%, 08/25/2036(c)	255	129
7.38%, 03/25/2039(c)	1,760	1,985	Merrill Lynch/Countrywide Commercial
37.55%, 08/25/2035(c)	444	228	Mortgage Trust
Fannie Mae Whole Loan			0.52%, 08/12/2048(c)	39,055	741
0.44%, 05/25/2035(b),(c)	1,356	1,353	0.62%, 12/12/2049(c)	83,571	1,490
FDIC Structured Sale Guaranteed Notes			5.53%, 03/12/2051	2,920	2,274
3.00%, 09/30/2019(d)	1,527	1,536	Morgan Stanley Capital I
FHLMC Multifamily Structured Pass Through			0.49%, 04/12/2049(c)	8,383	8,094
Certificates			5.09%, 12/15/2041(c),(d)	2,750	2,726
1.52%, 08/25/2020(c)	19,735	1,692	5.59%, 04/12/2049(c)	1,360	1,422
Freddie Mac			5.59%, 04/12/2049(c)	1,359	1,396
0.54%, 06/15/2018(c)	317	317	Morgan Stanley Reremic Trust
0.69%, 06/15/2023(c)	558	560	2.50%, 02/23/2051(d),(e)	10,246	10,208
0.84%, 08/15/2018(c)	2,095	2,115	3.00%, 07/17/2056(d),(e)	3,151	3,160
4.00%, 09/15/2021	1,966	2,055	3.25%, 12/17/2043(d)	13,500	13,497
4.00%, 06/15/2034(c)	22,988	2,571	4.97%, 04/16/2040(d)	3,235	3,138
4.50%, 10/15/2035(c)	10,446	1,489	5.79%, 08/12/2045(c),(d)	1,470	1,385
5.00%, 07/15/2038(c)	6,658	896	10.24%, 12/17/2043(c),(d)	8,000	8,001
5.50%, 06/15/2035	2,723	2,801	Nomura Asset Acceptance Corp
5.91%, 02/15/2040(c)	2,478	380	0.59%, 02/25/2035(c)	48	41
6.26%, 11/15/2040(c)	10,199	1,547	RBSCF Trust
6.31%, 02/15/2040(c)	3,737	703	4.67%, 04/15/2024(c),(d)	900	872
6.31%, 05/15/2040(c)	8,069	1,291	5.31%, 03/16/2012(d)	5,020	5,000
6.46%, 03/15/2036(c)	13,369	2,191	5.80%, 09/17/2039(c),(d)	400	418
6.91%, 02/15/2018(c)	3,096	233	Residential Asset Securitization Trust
7.31%, 11/15/2033(c)	2,965	444	5.50%, 02/25/2035	1,569	1,590
GE Capital Commercial Mortgage Corp			Structured Adjustable Rate Mortgage Loan
0.19%, 05/10/2014(c)	13,636	53	Trust
5.61%, 04/10/2017(c)	5,750	4,489	0.94%, 08/25/2034(b),(c)	2,622	185
Ginnie Mae			Structured Asset Mortgage Investments Inc
4.00%, 10/16/2026(c),(e)	7,124	770	0.55%, 09/25/2045(c)	619	360
4.50%, 06/20/2039(c)	5,727	839	Structured Asset Securities Corp
5.00%, 10/16/2022(c)	8,892	753	5.00%, 05/25/2035	1,297	1,296
6.28%, 01/16/2038(c)	1,278	213	5.00%, 05/25/2035	1,300	1,296
6.36%, 12/16/2036(c)	7,350	1,399	Wachovia Bank Commercial Mortgage Trust
6.36%, 09/16/2040(c)	11,037	2,285	0.00%, 12/15/2043(a)	1,960	230

See accompanying notes

208

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas (continued)
Wachovia Bank Commercial Mortgage Trust			Gazprom OAO Via Gaz Capital SA
(continued)			7.29%, 08/16/2037(d)	$ 690	$ 743
0.44%, 12/15/2043(c),(d)	$ 3,750	$ 2,260	GMX Resources Inc
0.54%, 10/15/2041(c),(d)	25,697	27	11.38%, 02/15/2019(d)	130	94
0.67%, 05/15/2044(c),(d)	8,631	30	GS Caltex Corp
WAMU Commercial Mortgage Securities			5.50%, 04/24/2017	100	106
Trust			Hilcorp Energy I LP/Hilcorp Finance Co
3.83%, 01/25/2035(d)	54	54	7.63%, 04/15/2021(d)	905	955
WaMu Mortgage Pass Through Certificates			8.00%, 02/15/2020(d)	345	371
2.55%, 12/25/2035(c)	1,214	1,145	Indian Oil Corp Ltd
2.58%, 05/25/2035(c)	252	241	4.75%, 01/22/2015	200	205
Washington Mutual Alternative Mortgage			Linn Energy LLC/Linn Energy Finance Corp
Pass-Through Certificates			6.50%, 05/15/2019(d)	950	955
0.42%, 01/25/2047(c)	1,565	33	7.75%, 02/01/2021	535	571
Wells Fargo Commercial Mortgage Trust			8.63%, 04/15/2020	855	943
1.47%, 11/15/2043(c),(d)	12,305	1,083	Lukoil International Finance BV
Wells Fargo Mortgage Backed Securities			7.25%, 11/05/2019(d)	390	426
Trust			Newfield Exploration Co
2.70%, 10/25/2035(c)	860	708	5.75%, 01/30/2022	725	768
6.00%, 10/25/2036(c)	3,731	3,700	Nexen Inc
		$ 205,782	6.40%, 05/15/2037	1,320	1,419
			Noble Energy Inc
Office & Business Equipment - 0.12%			6.00%, 03/01/2041	75	87
Xerox Corp			Novatek Finance Ltd
6.75%, 02/01/2017	2,080	2,400	6.60%, 02/03/2021(d)	200	208
			Oasis Petroleum Inc
Oil & Gas - 2.93%			6.50%, 11/01/2021(f)	500	502
Afren PLC			Occidental Petroleum Corp
11.50%, 02/01/2016(d)	310	312	1.75%, 02/15/2017	3,655	3,675
Anadarko Petroleum Corp			3.13%, 02/15/2022	740	750
5.95%, 09/15/2016	2,100	2,413	Pacific Rubiales Energy Corp
6.20%, 03/15/2040	1,615	1,858	8.75%, 11/10/2016	100	111
Antero Resources Finance Corp			Pan American Energy LLC/Argentine Branch
7.25%, 08/01/2019(d)	300	309	7.88%, 05/07/2021	105	105
Bill Barrett Corp			Petrobras International Finance Co - Pifco
7.63%, 10/01/2019	580	613	5.38%, 01/27/2021	1,165	1,225
BP Capital Markets PLC			6.88%, 01/20/2040	25	29
3.13%, 10/01/2015	1,415	1,482	Petro-Canada
3.56%, 11/01/2021(f)	1,370	1,389	5.95%, 05/15/2035	1,830	2,088
3.63%, 05/08/2014	1,820	1,924	Petroleum Development Corp
Canadian Natural Resources Ltd			12.00%, 02/15/2018	1,325	1,438
5.70%, 05/15/2017	1,405	1,631	Petroquest Energy Inc
Chaparral Energy Inc			10.00%, 09/01/2017	545	565
8.25%, 09/01/2021	1,025	1,043	Pioneer Natural Resources Co
8.88%, 02/01/2017(c)	455	469	7.50%, 01/15/2020	465	526
9.88%, 10/01/2020	1,300	1,410	Plains Exploration & Production Co
Chesapeake Energy Corp			6.63%, 05/01/2021	245	255
6.13%, 02/15/2021	1,710	1,791	Precision Drilling Corp
9.50%, 02/15/2015	5	6	6.50%, 12/15/2021(d)	310	327
CNOOC Finance 2011 Ltd			6.63%, 11/15/2020	655	696
4.25%, 01/26/2021	400	418	Pride International Inc
CNPC HK Overseas Capital Ltd			7.88%, 08/15/2040	930	1,208
4.50%, 04/28/2021	200	212	PTTEP Canada International Finance Ltd
Concho Resources Inc			5.69%, 04/05/2021(d)	1,110	1,135
7.00%, 01/15/2021	1,065	1,150	Quicksilver Resources Inc
ConocoPhillips			11.75%, 01/01/2016	467	528
5.75%, 02/01/2019	500	601	Ras Laffan Liquefied Natural Gas Co Ltd II
ConocoPhillips Holding Co			5.30%, 09/30/2020	1,269	1,370
6.95%, 04/15/2029	1,250	1,704	Reliance Holdings USA Inc
Denbury Resources Inc			6.25%, 10/19/2040	250	248
8.25%, 02/15/2020	559	618	Rowan Cos Inc
9.75%, 03/01/2016	1,625	1,800	5.00%, 09/01/2017	2,965	3,062
Devon Energy Corp			SandRidge Energy Inc
2.40%, 07/15/2016	1,895	1,938	8.00%, 06/01/2018(d)	255	255
5.60%, 07/15/2041	445	525	Talisman Energy Inc
Dolphin Energy Ltd			5.13%, 05/15/2015	1,040	1,136
5.89%, 06/15/2019	389	424	TNK-BP Finance SA
Ecopetrol SA			7.25%, 02/02/2020(d)	910	1,003
7.63%, 07/23/2019	1,060	1,265

See accompanying notes

209

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Packaging & Containers (continued)
Transocean Inc			Plastipak Holdings Inc (continued)
6.00%, 03/15/2018	$ 110	$ 117	10.63%, 08/15/2019(d)	$ 310	$ 336
Venoco Inc			Sealed Air Corp
11.50%, 10/01/2017	865	900	8.13%, 09/15/2019(d)	530	575
Zhaikmunai LLP			8.38%, 09/15/2021(d)	530	574
10.50%, 10/19/2015	150	148			$ 2,719
		$ 58,558
			Pharmaceuticals - 0.68%
Oil & Gas Services - 0.40%			AmerisourceBergen Corp
Baker Hughes Inc			5.63%, 09/15/2012	200	207
3.20%, 08/15/2021(d)	1,450	1,490	Endo Pharmaceuticals Holdings Inc
Cameron International Corp			7.00%, 07/15/2019(d)	395	426
4.50%, 06/01/2021	1,570	1,680	7.25%, 01/15/2022(d)	430	463
7.00%, 07/15/2038	1,055	1,331	GlaxoSmithKline Capital Inc
Key Energy Services Inc			5.38%, 04/15/2034	1,670	1,986
6.75%, 03/01/2021	350	358	Merck & Co Inc
Korea National Oil Corp			5.95%, 12/01/2028	840	1,052
4.00%, 10/27/2016(d)	200	203	6.50%, 12/01/2033(c)	1,095	1,498
Schlumberger Investment SA			Mylan Inc/PA
3.30%, 09/14/2021(d)	1,475	1,509	7.88%, 07/15/2020(d)	665	745
SESI LLC			Omnicare Inc
6.38%, 05/01/2019(d)	395	403	7.75%, 06/01/2020	385	415
Weatherford International Ltd/Bermuda			Sanofi
6.75%, 09/15/2040	125	146	1.20%, 09/30/2014	3,735	3,773
7.00%, 03/15/2038	680	802	Watson Pharmaceuticals Inc
		$ 7,922	5.00%, 08/15/2014	1,980	2,139
			Wyeth
Other Asset Backed Securities - 1.75%			5.95%, 04/01/2037	755	967
Ameriquest Mortgage Securities Inc					$ 13,671
0.54%, 03/25/2035(c)	154	151
Carrington Mortgage Loan Trust			Pipelines - 1.70%
0.52%, 12/25/2035(c)	6,172	5,896	Chesapeake Midstream Partners LP / CHKM
Chase Funding Mortgage Loan Asset-Backed			Finance Corp
Certificates			5.88%, 04/15/2021(d)	1,318	1,331
0.70%, 12/25/2033(c)	28	25	El Paso Corp
0.84%, 07/25/2033(c)	1,575	1,315	7.75%, 01/15/2032	835	962
Countrywide Asset-Backed Certificates			El Paso Pipeline Partners Operating Co LLC
0.37%, 11/25/2037(c)	5,320	3,790	5.00%, 10/01/2021	2,490	2,553
0.40%, 02/25/2037(c)	7,775	5,937	Enbridge Energy Partners LP
0.53%, 02/25/2036(c)	515	510	4.20%, 09/15/2021	1,145	1,199
0.76%, 06/25/2035(c)	1,678	1,542	Energy Transfer Equity LP
1.85%, 01/25/2034(c)	28	18	7.50%, 10/15/2020	585	632
First-Citizens Home Equity Loan LLC			Energy Transfer Partners LP
0.45%, 09/15/2022(c),(d)	456	423	4.65%, 06/01/2021	1,280	1,271
GE Dealer Floorplan Master Note Trust			6.05%, 06/01/2041	1,760	1,809
0.84%, 07/21/2014(c)	6,000	6,000	Enterprise Products Operating LLC
JP Morgan Mortgage Acquisition Corp			5.20%, 09/01/2020	2,665	2,982
0.32%, 12/25/2036(c)	243	72	6.13%, 10/15/2039	1,060	1,226
0.32%, 03/25/2037(c)	568	532	6.45%, 09/01/2040	5	6
0.39%, 03/25/2037(c)	3,820	2,631	8.38%, 08/01/2066	3,115	3,224
5.45%, 11/25/2036	2,917	2,914	Kinder Morgan Energy Partners LP
Long Beach Mortgage Loan Trust			5.30%, 09/15/2020	2,240	2,455
0.74%, 02/25/2035(c)	1,187	1,169	5.63%, 09/01/2041	1,130	1,206
Marriott Vacation Club Owner Trust			6.38%, 03/01/2041	1,145	1,288
5.52%, 05/20/2029(c),(d)	623	645	MarkWest Energy Partners LP / MarkWest
MSDWCC Heloc Trust			Energy Finance Corp
0.43%, 07/25/2017(c)	417	348	6.25%, 06/15/2022(f)	1,010	1,035
Ownit Mortgage Loan Asset Backed			6.50%, 08/15/2021	210	217
Certificates			6.75%, 11/01/2020	105	110
0.54%, 08/25/2036(c)	22	22	8.75%, 04/15/2018	1,585	1,783
Popular ABS Mortgage Pass-Through Trust			ONEOK Partners LP
0.51%, 05/25/2035(c)	1,386	912	3.25%, 02/01/2016	2,380	2,436
Residential Asset Mortgage Products Inc			Regency Energy Partners LP / Regency Energy
0.51%, 07/25/2035(c)	128	126	Finance Corp
		$ 34,978	6.50%, 07/15/2021	480	499
			6.88%, 12/01/2018	840	886
Packaging & Containers - 0.14%			9.38%, 06/01/2016	375	416
Crown Cork & Seal Co Inc			Transportadora de Gas del Sur SA
7.38%, 12/15/2026	450	473	7.88%, 05/14/2017	78	69
Plastipak Holdings Inc
8.50%, 12/15/2015(d)	750	761

See accompanying notes

210

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Pipelines (continued)			Semiconductors (continued)
Williams Cos Inc/The			Intel Corp
7.88%, 09/01/2021	$ 3,490	$ 4,409	3.30%, 10/01/2021	$ 2,060		$ 2,126
		$ 34,004	Jazz Technologies Inc
			8.00%, 06/30/2015		1,471	1,364
Real Estate - 0.02%			STATS ChipPAC Ltd
Atlantic Finance Ltd			7.50%, 08/12/2015		105	111
10.75%, 05/27/2014(c)	210	232
			Texas Instruments Inc
Franshion Development Ltd			2.38%, 05/16/2016		2,740	2,834
6.75%, 04/15/2021	200	176				$ 6,749
		$ 408
			Software - 0.24%
Regional Authority - 0.03%			First Data Corp
Provincia de Buenos Aires/Argentina			7.38%, 06/15/2019(d)		645	638
10.88%, 01/26/2021(d)	785	622
			Fiserv Inc
			3.13%, 06/15/2016		1,970	2,001
REITS - 0.46%			Oracle Corp
DDR Corp			5.38%, 07/15/2040(d)		1,225	1,468
4.75%, 04/15/2018	3,785	3,562	6.13%, 07/08/2039		475	625
Digital Realty Trust LP						$ 4,732
4.50%, 07/15/2015	890	903
DuPont Fabros Technology LP			Sovereign - 0.22%
			Australia Government Bond
8.50%, 12/15/2017	775	829	5.75%, 05/15/2021	AUD	40	46
Entertainment Properties Trust
7.75%, 07/15/2020	3,790	3,980	Austria Government Bond
			4.65%, 01/15/2018	EUR	70	109
		$ 9,274	Belgium Government Bond
Retail - 1.07%			3.50%, 03/28/2015		140	195
AmeriGas Partners LP/AmeriGas Finance			Bundesobligation
Corp			2.50%, 02/27/2015		40	58
6.25%, 08/20/2019	995	985	Bundesrepublik Deutschland
CVS Caremark Corp			3.50%, 07/04/2019		105	163
3.25%, 05/18/2015	1,105	1,168	4.75%, 07/04/2028		35	61
4.13%, 05/15/2021	465	496	Canadian Government Bond
6.60%, 03/15/2019	1,170	1,427	2.00%, 12/01/2014	CAD	50	51
CVS Pass-Through Trust			5.75%, 06/01/2033		25	36
5.77%, 01/10/2033(d)	2,368	2,412	Denmark Government Bond
7.51%, 01/10/2032(d)	329	382	4.00%, 11/15/2017	DKK	160	34
DineEquity Inc			Finland Government Bond
9.50%, 10/30/2018	545	578	4.25%, 07/04/2015	EUR	30	46
Grupo Famsa SAB de CV			France Government Bond OAT
11.00%, 07/20/2015	220	226	3.50%, 04/25/2026		55	75
Home Depot Inc			3.75%, 04/25/2021		75	109
4.40%, 04/01/2021	2,820	3,082	4.50%, 04/25/2041		25	38
Ltd Brands Inc			Italy Buoni Poliennali Del Tesoro
6.63%, 04/01/2021	495	520	3.50%, 06/01/2014		25	33
Macy's Retail Holdings Inc			4.25%, 03/01/2020		175	215
5.75%, 07/15/2014	875	935	4.50%, 03/01/2026		25	28
5.90%, 12/01/2016	2,435	2,721	4.75%, 09/15/2016		30	40
6.90%, 04/01/2029	145	158	Japan Government Ten Year Bond
Nordstrom Inc			1.40%, 06/20/2019	JPY	8,000	108
6.25%, 01/15/2018	1,480	1,732	1.50%, 12/20/2017		50,000	678
Suburban Propane Partners LP/Suburban			1.70%, 03/20/2017		39,000	533
Energy Finance Corp			Japan Government Thirty Year Bond
7.38%, 03/15/2020	520	541	2.00%, 09/20/2040		8,500	110
Toys R Us Property Co II LLC			Japan Government Twenty Year Bond
8.50%, 12/01/2017	470	496	1.90%, 03/20/2024		21,200	290
Wal-Mart Stores Inc			Mexican Bonos
5.00%, 10/25/2040	370	421	7.25%, 12/15/2016(c)	MXP	350	29
Yum! Brands Inc			Namibia International Bonds
3.88%, 11/01/2020	2,375	2,411	5.50%, 11/03/2021(d),(f)	$ 625		625
6.88%, 11/15/2037	560	734	Netherlands Government Bond
		$ 21,425	2.75%, 01/15/2015	EUR	10	14
			3.25%, 07/15/2021		15	22
Savings & Loans - 0.14%			4.00%, 07/15/2018		35	55
Santander Holdings USA Inc			Poland Government Bond
4.63%, 04/19/2016	2,745	2,703	5.50%, 04/25/2015	PLZ	22	7
			5.75%, 04/25/2014		95	31
Semiconductors - 0.34%			Spain Government Bond
Freescale Semiconductor Inc			3.80%, 01/31/2017	EUR	40	53
9.25%, 04/15/2018(d)	290	314	4.10%, 07/30/2018		50	65

See accompanying notes

211

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Sovereign (continued)				Telecommunications (continued)
Spain Government Bond	(continued)			MTS International Funding Ltd
4.65%, 07/30/2025	EUR	20	$ 24	8.63%, 06/22/2020(d)	$ 200	$ 218
5.50%, 04/30/2021		35	48	Nextel Communications Inc
Sweden Government Bond				7.38%, 08/01/2015	2,095	2,001
6.75%, 05/05/2014	SEK	190	33	NII Capital Corp
Switzerland Government Bond				7.63%, 04/01/2021	1,193	1,229
3.75%, 06/10/2015	CHF	12	15	Qtel International Finance Ltd
United Kingdom Gilt				3.38%, 10/14/2016	865	875
2.25%, 03/07/2014	GBP	45	75	4.75%, 02/16/2021(d)	700	712
2.75%, 01/22/2015		20	34	SBA Tower Trust
4.25%, 12/07/2040		35	65	4.25%, 04/15/2015(d)	2,490	2,627
4.75%, 12/07/2030		35	69	Telefonica Emisiones SAU
5.00%, 03/07/2025		30	60	0.59%, 02/04/2013(c)	2,075	2,000
			$ 4,380	3.73%, 04/27/2015	1,425	1,412
				3.99%, 02/16/2016	740	728
Student Loan Asset Backed Securities - 0.17%				5.46%, 02/16/2021	55	56
SLM Student Loan Trust				Telefonica Moviles Chile SA
1.32%, 10/25/2017(c)	$ 1,000		1,006
1.52%, 10/25/2016(c)		2,282	2,299	2.88%, 11/09/2015	145	142
				Telefonos de Mexico SAB de CV
			$ 3,305	5.50%, 01/27/2015	100	108
Telecommunications - 3.20%				Telemar Norte Leste SA
America Movil SAB de CV				5.50%, 10/23/2020	100	101
2.38%, 09/08/2016		4,010	4,004	Telemovil Finance Co Ltd
5.00%, 03/30/2020		360	401	8.00%, 10/01/2017(d)	125	132
5.00%, 03/30/2020		231	257	Verizon Communications Inc
5.63%, 11/15/2017		399	466	2.00%, 11/01/2016(f)	610	611
AT&T Inc				3.50%, 11/01/2021(f)	4,945	4,989
2.95%, 05/15/2016		2,580	2,696	4.75%, 11/01/2041(f)	2,180	2,233
3.88%, 08/15/2021		1,410	1,468	6.25%, 04/01/2037	1,100	1,347
5.55%, 08/15/2041		3,330	3,757	Verizon Global Funding Corp
6.15%, 09/15/2034		1,475	1,722	7.75%, 12/01/2030	1,045	1,463
Bakrie Telecom Pte Ltd				Vimpel Communications Via VIP Finance
11.50%, 05/07/2015		375	248	Ireland Ltd OJSC
11.50%, 05/07/2015(d)		140	92	9.13%, 04/30/2018(d)	200	211
CenturyLink Inc				Vodafone Group PLC
6.45%, 06/15/2021		2,175	2,179	0.60%, 02/27/2012(c)	4,000	4,001
Cincinnati Bell Inc				Wind Acquisition Finance SA
8.38%, 10/15/2020		1,820	1,856	11.75%, 07/15/2017(d)	1,455	1,440
Clearwire Communications LLC/Clearwire				Wind Acquisition Holdings Finance SA
Finance Inc				12.25%, 07/15/2017(d),(g)	1,208	1,100
12.00%, 12/01/2015(d)		1,325	1,133			$ 63,842
CommScope Inc				Transportation - 0.67%
8.25%, 01/15/2019(d)		200	197
				BLT Finance BV
Digicel Group Ltd				7.50%, 05/15/2014	720	313
8.88%, 01/15/2015		200	202	CSX Corp
9.13%, 01/15/2015(d),(g)		2,030	2,045
				4.25%, 06/01/2021	1,400	1,499
10.50%, 04/15/2018		205	211	4.75%, 05/30/2042(f)	1,325	1,355
Digicel Ltd				5.50%, 04/15/2041	1,070	1,219
8.25%, 09/01/2017(d)		300	306
12.00%, 04/01/2014(d)		805	910	6.25%, 03/15/2018	1,185	1,414
				7.38%, 02/01/2019	1,270	1,606
Global Crossing Ltd				Inversiones Alsacia SA
9.00%, 11/15/2019(d)		120	145
				8.00%, 08/18/2018(d)	325	255
12.00%, 09/15/2015		980	1,125	Kansas City Southern de Mexico SA de CV
Goodman Networks Inc				6.13%, 06/15/2021	1,704	1,772
12.13%, 07/01/2018(d)		890	850
				Navios Maritime Acquisition Corp / Navios
Indosat Palapa Co BV				Acquisition Finance US Inc
7.38%, 07/29/2020		150	165	8.63%, 11/01/2017	825	639
Intelsat Jackson Holdings SA				Navios Maritime Holdings Inc / Navios
8.50%, 11/01/2019		340	356	Maritime Finance US Inc
Intelsat Luxembourg SA				8.88%, 11/01/2017	775	742
11.50%, 02/04/2017		3,883	3,883	Norfolk Southern Corp
11.25%, 02/04/2017		165	164	4.84%, 10/01/2041(d)	850	900
Level 3 Communications Inc				PHI Inc
11.88%, 02/01/2019		1,065	1,158	8.63%, 10/15/2018	540	543
Level 3 Financing Inc				Swift Services Holdings Inc
8.13%, 07/01/2019(d)		450	445
				10.00%, 11/15/2018	950	983
9.25%, 11/01/2014		893	912
10.00%, 02/01/2018		710	753

See accompanying notes

212

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Transportation (continued)			Forest Products & Paper - 0.10%
Union Pacific Corp			Exopack LLC, Term Loan
4.75%, 09/15/2041	$ 185	$ 195	6.50%, 05/06/2017(c)	$ 828	$ 812
		$ 13,435	NewPage Corp, DIP Term Loan
TOTAL BONDS		$ 1,138,048	8.00%, 03/08/2013(c)	1,275	1,279
	Principal				$ 2,091
CONVERTIBLE BONDS - 0.02%	Amount (000's)	Value (000's)	Healthcare - Products - 0.00%
Telecommunications - 0.02%			Kinetic Concepts Inc, Term Loan
Clearwire Communications LLC / Clearwire			0.00%, 04/20/2018(c),(h)	85	85
Finance Inc
8.25%, 12/01/2040(d)	695	331
			Healthcare - Services - 0.17%
			Aurora Diagnostics Inc, Term Loan
TOTAL CONVERTIBLE BONDS		$ 331	6.25%, 04/20/2016(c)	280	271
SENIOR FLOATING RATE INTERESTS -	Principal		HCA Inc, Term Loan B3
1.78%	Amount (000's) Value (000's)		3.62%, 05/01/2018(c)	410	396
Advertising - 0.03%			IASIS Healthcare LLC, Term Loan
			5.00%, 05/17/2018(c)	184	179
Getty Images Inc, Term Loan
5.25%, 11/03/2016(c)	$ 544	$ 544	Multiplan Inc, Term Loan B
			4.75%, 08/26/2017(c)	1,486	1,428
			Radnet Management Inc, Term Loan
Automobile Parts & Equipment - 0.04%			5.75%, 04/06/2016(c)	536	511
HHI Holdings LLC, Term Loan			Renal Advantage Holdings Inc, Term Loan
7.00%, 03/18/2017(c)	308	303	5.75%, 12/08/2016(c)	556	555
HLI Operating Co Inc, Term Loan					$ 3,340
12.00%, 12/11/2013(c)	415	415
		$ 718	Insurance - 0.19%
			Asurion Corp, Term Loan
Chemicals - 0.03%			5.49%, 05/10/2018(c)	1,518	1,494
Ineos US Finance LLC, PIK Term Loan			9.00%, 05/10/2019(c)	1,780	1,740
7.50%, 12/16/2013(c),(g)	263	268	CNO Financial Group Inc, Term Loan
8.00%, 12/16/2014(c),(g)	269	276	6.25%, 09/30/2016(c)	460	459
		$ 544			$ 3,693

Commercial Services - 0.02%			Internet - 0.02%
Interactive Data Corp, Term Loan			Open Solutions Inc, Term Loan B
4.50%, 01/31/2018(c)	463	459	2.54%, 01/23/2014(c)	555	469

Computers - 0.01%			Lodging - 0.12%
Spansion LLC, Term Loan			Ameristar Casinos Inc, Term Loan
4.75%, 02/09/2015(c)	231	227	4.00%, 04/14/2018(c)	184	184
			Caesars Entertainment Operating Co Inc, Term
Consumer Products - 0.05%			Loan
			3.36%, 01/28/2015(c)	2,572	2,261
Reynolds Group Holdings Inc, Term Loan
6.50%, 07/07/2018(c)	1,025	1,021			$ 2,445
			Machinery - Diversified - 0.06%
Diversified Financial Services - 0.07%			Edwards Cayman Islands II Ltd, Term Loan
Nuveen Investments Inc, Term Loan			5.50%, 05/31/2016(c)	744	695
5.89%, 05/13/2017(c)	487	466	Manitowoc Co Inc/The, Term Loan
12.50%, 07/09/2015(c)	405	418	4.25%, 11/11/2017(c)	484	481
Springleaf Financial Funding Co, Term Loan					$ 1,176
5.50%, 05/28/2017(c)	535	488
			Media - 0.15%
		$ 1,372	Cumulus Media Holdings Inc, Term Loan
Electric - 0.15%			5.75%, 06/15/2018(c)	255	252
Dynegy Power LLC, Term Loan			7.50%, 01/14/2019(c)	135	131
9.25%, 08/05/2016(c)	1,260	1,256	Univision Communications Inc, Term Loan
NRG Energy Inc, Term Loan B			4.50%, 03/29/2017(c)	2,818	2,556
4.00%, 05/05/2018(c)	449	448			$ 2,939
Texas Competitive Electric Holdings Co LLC,			Pharmaceuticals - 0.06%
Term Loan			Grifols SA, Term Loan
3.76%, 10/10/2014(c)	1,753	1,304
			6.00%, 06/04/2016(c)	908	908
		$ 3,008	NBTY Inc, Term Loan
Entertainment - 0.09%			4.25%, 10/01/2017(c)	261	260
CCM Merger Inc, Term Loan					$ 1,168
7.00%, 02/01/2017(c)	1,732	1,712
			Retail - 0.10%
			DineEquity Inc, Term Loan
			4.32%, 10/19/2017(c)	543	540

See accompanying notes

213

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC)
Retail (continued)			(continued)
Dunkin' Brands Inc, Term Loan			6.00%, 07/01/2017(i)	$ 64	$ 69
4.00%, 11/23/2017(c)	$ 496	$ 494
			6.00%, 03/01/2022(i)	226	247
Neiman Marcus Group Inc/The, Term Loan			6.00%, 07/01/2023(i)	899	985
4.75%, 04/25/2018(c)	525	511
			6.00%, 06/01/2028(i)	15	16
Petco Animal Supplies Inc, Term Loan			6.00%, 01/01/2029(i)	5	5
4.50%, 11/24/2017(c)	510	502
			6.00%, 03/01/2031(i)	34	37
		$ 2,047	6.00%, 04/01/2031(i)	3	3
Semiconductors - 0.11%			6.00%, 12/01/2031(i)	193	214
Freescale Semiconductor Inc, Term Loan			6.00%, 12/01/2032(i)	183	203
4.49%, 12/01/2016(c)	1,604	1,539	6.00%, 02/01/2033(i)	249	276
Microsemi Corp, Term Loan			6.00%, 12/01/2033(i)	267	295
5.75%, 02/02/2018(c)	576	576	6.00%, 10/01/2036(c),(i)	1,858	2,051
NXP Funding LLC, Delay-Draw Term Loan			6.00%, 12/01/2037(c),(i)	2,744	3,029
4.50%, 03/07/2017(c)	55	53	6.00%, 01/01/2038(c),(i)	289	319
		$ 2,168	6.00%, 01/01/2038(i)	1,874	2,086
			6.00%, 07/01/2038(i)	9,012	10,034
Software - 0.10%			6.50%, 06/01/2017(i)	170	186
First Data Corp, Term Loan B1			6.50%, 03/01/2029(i)	26	29
2.99%, 12/24/2014(c)	948	876	6.50%, 03/01/2029(i)	3	4
First Data Corp, Term Loan B3			6.50%, 05/01/2029(i)	40	45
2.99%, 09/24/2014(c)	875	808	6.50%, 04/01/2031(i)	20	23
Reynolds & Reynolds Co/The, Term Loan			6.50%, 06/01/2031(i)	2	2
3.75%, 04/21/2018(c)	374	372	6.50%, 09/01/2031(i)	12	14
		$ 2,056	6.50%, 02/01/2032(i)	13	14
			6.50%, 02/01/2032(i)	18	20
Telecommunications - 0.11%			6.50%, 05/01/2032(i)	48	55
DigitalGlobe Inc, Term Loan	485	481	6.50%, 04/01/2035(i)	472	529
5.75%, 09/21/2018 (c)			6.50%, 10/01/2035(i)	245	275
Intelsat Jackson Holdings SA, Term Loan			7.00%, 12/01/2029(i)	16	19
3.39%,02/01/2014 (c)	550	529	7.00%, 06/01/2030(i)	27	31
5.25%, 04/03/2018(c)	95	94	7.00%, 12/01/2030(i)	21	25
Level 3 Financing Inc, Term Loan	735	712	7.00%, 06/01/2031(i)	1	1
2.61%, 10/31/2018 (c)			7.00%, 09/01/2031(i)	6	6
UPC Financing Partnership, Term Loan	390	388	7.50%, 09/01/2030(i)	6	7
0.00%, 12/31/2017 (c),(h)			7.50%, 09/01/2030(i)	5	6
		$ 2,204	7.50%, 12/01/2030(i)	1	1
TOTAL SENIOR FLOATING RATE INTERESTS		$ 35,486	7.50%, 01/01/2031(i)	30	35
U.S. GOVERNMENT & GOVERNMENT	Principal		7.50%, 03/01/2031(i)	10	11
AGENCY OBLIGATIONS - 44.48%	Amount (000's)	Value (000's)	7.50%, 02/01/2032(i)	17	19
Federal Home Loan Mortgage Corporation (FHLMC) -			8.00%, 09/01/2030(i)	121	143
5.76%
2.28%, 12/01/2035(c),(i)	$ 91	$ 96			$ 114,897
2.56%, 05/01/2037(c),(i)	459	487	Federal National Mortgage Association (FNMA) - 20.54%
2.62%, 01/01/2034(c),(i)	196	205	1.72%, 10/01/2034(c),(i)	316	326
3.00%, 11/01/2026(i),(j)	16,000	16,367	2.27%, 09/01/2038(c),(i)	4,378	4,579
4.00%, 10/01/2041(i)	3,300	3,430	2.31%, 07/01/2033(c),(i)	2,006	2,106
4.50%, 04/01/2031(i)	6,432	6,820	2.35%, 12/01/2032(c),(i)	239	251
4.50%, 06/01/2040(i)	3,231	3,455	2.35%, 07/01/2034(c),(i)	628	660
4.50%, 08/01/2040(i)	508	540	2.36%, 08/01/2035(c),(i)	32	33
4.50%, 01/01/2041(i)	6,478	6,928	2.36%, 02/01/2036(c),(i)	40	40
4.50%, 04/01/2041(i)	19,980	21,087	2.37%, 04/01/2036(c),(i)	457	482
5.00%, 03/01/2018(i)	1,612	1,722	2.40%, 01/01/2033(c),(i)	229	238
5.00%, 05/01/2018(i)	1,096	1,182	2.43%, 03/01/2035(c),(i)	520	546
5.00%, 10/01/2018(i)	785	846	2.49%, 08/01/2035(c),(i)	398	420
5.00%, 01/01/2019(i)	1,154	1,244	2.70%, 04/01/2033(c),(i)	340	351
5.00%, 06/01/2031(i)	3,418	3,669	2.83%, 03/01/2035(c),(i)	6,547	6,943
5.00%, 08/01/2040(i)	7,105	7,673	3.00%, 11/01/2026(i)	30,000	30,722
5.07%, 07/01/2034(c),(i)	87	93	3.38%, 04/01/2041(c),(i)	3,713	3,861
5.50%, 03/01/2018(i)	278	301	3.50%, 12/01/2025(i)	4,791	4,984
5.50%, 08/01/2023(i)	2,847	3,096	3.50%, 11/01/2026(i),(j)	1,950	2,026
5.50%, 06/01/2024(i)	361	393	3.50%, 11/01/2041(i),(j)	8,000	8,130
5.50%, 04/01/2033(i)	145	158	4.00%, 08/01/2020(i)	6,932	7,288
5.50%, 05/01/2033(i)	421	458	4.00%, 11/01/2026(i),(j)	3,350	3,520
5.50%, 10/01/2033(i)	319	347	4.00%, 02/01/2031(i)	1,627	1,707
5.50%, 12/01/2033(i)	2,523	2,769	4.00%, 02/01/2031(i)	1,824	1,914
5.50%, 11/01/2036(i)	2,601	2,838	4.00%, 03/01/2031(i)	14,600	15,321
5.50%, 04/01/2038(i)	1,855	2,024	4.00%, 04/01/2031(i)	13,439	14,102
5.50%, 08/01/2038(i)	1,954	2,163	4.00%, 04/01/2031(i)	2,861	3,003
5.50%, 03/01/2040(i)	2,875	3,137	4.00%, 06/01/2031(i)	4,862	5,102

See accompanying notes

214

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 11/01/2040(i)	$ 7,384	$ 7,718	7.00%, 02/01/2032(i)	$ 48	$ 55
4.00%, 12/01/2040(i)	14,448	15,121	7.00%, 03/01/2032(i)	103	118
4.00%, 12/01/2040(i)	6,728	7,049	7.50%, 08/01/2032(i)	43	50
4.00%, 11/01/2041(i),(j)	12,000	12,472			$ 409,756
4.50%, 05/01/2031(i)	14,331	15,186	Government National Mortgage Association (GNMA) -
4.50%, 06/01/2039(i)	2,267	2,417	4.53%
4.50%, 07/01/2039(i)	382	407	4.00%, 11/01/2041(j)	4,000	4,266
4.50%, 12/01/2039(i)	178	188	4.50%, 06/20/2025	17,530	18,888
4.50%, 05/01/2040(i)	3,970	4,232	4.50%, 11/01/2041(j)	15,410	16,749
4.50%, 05/01/2040(i)	3,284	3,522	5.00%, 11/15/2033	8,061	8,918
4.50%, 07/01/2040(i)	2,720	2,899	5.00%, 06/15/2034	177	195
4.50%, 08/01/2040(i)	660	699	5.00%, 08/20/2040	11,294	12,445
4.50%, 01/01/2041(i)	2,857	3,045	5.00%, 11/01/2041(j)	4,755	5,225
4.50%, 02/01/2041(i)	36,045	38,422	5.50%, 10/15/2033	2,680	2,992
4.50%, 11/01/2041(i),(j)	5,406	5,716	5.50%, 05/20/2035	399	446
5.00%, 03/01/2018(i)	494	534	5.50%, 02/15/2038	4,465	4,960
5.00%, 05/01/2020(i)	546	594	5.50%, 07/15/2039	879	977
5.00%, 12/01/2039(i)	380	414	6.00%, 07/20/2028	140	157
5.00%, 02/01/2040(i)	874	946	6.00%, 11/20/2028	108	121
5.00%, 04/01/2040(i)	1,963	2,124	6.00%, 01/20/2029	121	136
5.00%, 11/01/2041(i),(j)	53,550	57,600	6.00%, 07/20/2029	28	31
5.32%, 10/01/2036(c),(i)	577	621	6.00%, 08/15/2031	46	51
5.50%, 09/01/2017(i)	74	81	6.00%, 01/15/2032	15	17
5.50%, 10/01/2017(i)	108	118	6.00%, 02/15/2032	178	200
5.50%, 06/01/2020(i)	2,100	2,283	6.00%, 02/15/2033	89	100
5.50%, 09/01/2020(i)	2,169	2,375	6.00%, 12/15/2033	132	148
5.50%, 02/01/2023(i)	256	280	6.00%, 03/15/2039	3,247	3,647
5.50%, 06/01/2023(i)	1,086	1,188	6.00%, 12/01/2041(j)	8,050	8,981
5.50%, 07/01/2023(i)	17	19	6.50%, 03/20/2028	21	24
5.50%, 07/01/2033(i)	843	920	6.50%, 05/20/2029	18	21
5.50%, 09/01/2033(i)	946	1,032	6.50%, 02/20/2032	10	11
5.50%, 08/01/2036(i)	6,298	6,872	6.50%, 10/15/2032	66	76
5.50%, 02/01/2037(i)	587	643	6.50%, 12/15/2032	367	420
5.50%, 04/01/2038(i)	18,696	20,487	7.00%, 04/15/2031	1	1
5.50%, 12/01/2038(i)	9,066	9,979	7.00%, 06/15/2031	36	42
5.50%, 01/01/2040(i)	3,190	3,465	7.00%, 07/15/2031	6	7
5.50%, 05/01/2040(i)	2,367	2,587	7.00%, 06/15/2032	194	227
5.50%, 05/01/2040(i)	2,674	2,904	8.00%, 01/20/2031	12	15
6.00%, 10/01/2021(i)	1,323	1,446			$ 90,494
6.00%, 02/01/2023(i)	88	97
6.00%, 05/01/2032(i)	19	21	U.S. Treasury - 13.65%
6.00%, 05/01/2036(i)	534	593	0.13%, 08/31/2013	3,625	3,617
6.00%, 12/01/2036(c),(i)	1,944	2,105	0.38%, 07/31/2013	150	150
6.00%, 09/01/2037(i)	2,328	2,558	1.00%, 08/31/2016	22,770	22,813
6.00%, 01/01/2038(i)	8,501	9,356	1.25%, 10/31/2015	35,100	35,854
6.00%, 02/01/2038(c),(i)	4,117	4,520	1.38%, 01/15/2013	20,000	20,287
6.00%, 05/01/2038(i)	1,524	1,695	1.50%, 07/31/2016	20,465	21,002
6.00%, 05/01/2038(i)	853	946	1.88%, 08/31/2017	22,925	23,692
6.00%, 08/01/2038(i)	3,254	3,638	2.13%, 08/15/2021	1,222	1,217
6.00%, 08/01/2038(i)	1,364	1,525	2.63%, 01/31/2018	10,000	10,742
6.00%, 11/01/2041(i),(j)	8,160	8,942	2.63%, 08/15/2020	23,270	24,483
6.50%, 07/01/2016(i)	9	10	2.75%, 02/15/2019	40	43
6.50%, 02/01/2017(i)	24	27	3.13%, 05/15/2019	545	599
6.50%, 03/01/2017(i)	13	14	3.25%, 12/31/2016	100	111
6.50%, 04/01/2017(i)	6	7	4.00%, 08/15/2018	27,650	32,070
6.50%, 08/01/2017(i)	181	199	4.38%, 05/15/2040	14,500	17,763
6.50%, 05/01/2022(i)	21	23	4.50%, 02/15/2036	13,500	16,740
6.50%, 12/01/2031(i)	9	10	4.75%, 02/15/2041	175	227
6.50%, 02/01/2032(i)	17	19	5.38%, 02/15/2031	100	136
6.50%, 02/01/2032(i)	11	13	6.00%, 02/15/2026	26,000	36,229
6.50%, 04/01/2032(i)	16	18	6.13%, 08/15/2029	25	36
6.50%, 06/01/2032(i)	6	7	6.75%, 08/15/2026	3,000	4,479
6.50%, 08/01/2032(i)	94	106			$ 272,290
6.50%, 07/01/2037(i)	2,045	2,294	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
6.50%, 07/01/2037(i)	1,375	1,542	OBLIGATIONS		$ 887,437
6.50%, 12/01/2037(i)	3,307	3,666
6.50%, 02/01/2038(i)	1,404	1,561
6.50%, 03/01/2038(i)	954	1,060
6.50%, 09/01/2038(i)	5,127	5,701

See accompanying notes

215

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

Portfolio Summary (unaudited)

		Maturity		Sector				Percent
REPURCHASE AGREEMENTS - 6.62%		Amount (000's)	Value (000's)	Mortgage Securities				41 .14%
				Financial				20 .14%
Banks - 6.62%				Government				13 .90%
Investment in Joint Trading Account; Credit		$ 39,725	$ 39,725	Communications				6 .37%
	Suisse Repurchase Agreement; 0.08%			Asset Backed Securities				6 .21%
	dated 10/31/11 maturing 11/01/11			Energy				5 .33%
	(collateralized by US Government			Consumer, Non-cyclical				4 .87%
	Securities; $40,519,509; 0.00%; dated			Utilities				3 .47%
	05/15/12 - 08/15/35)			Consumer, Cyclical				2 .94%
Investment in Joint Trading Account; Deutsche		47,670	47,670	Industrial				2 .14%
	Bank Repurchase Agreement; 0.10% dated			Basic Materials				1 .78%
	10/31/11 maturing 11/01/11 (collateralized			Technology				1 .61%
	by US Government Securities;			Diversified				0 .10%
	$48,623,410; 0.00% - 0.05%; dated			Liabilities in Excess of Other Assets, Net				(10 .00)%
	12/21/11 - 10/15/29)			TOTAL NET ASSETS				100.00%
Investment in Joint Trading Account; Merrill		44,725	44,725
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $45,619,464; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 132,120
TOTAL REPURCHASE AGREEMENTS			$ 132,120
Total Investments			$ 2,194,515
Liabilities in Excess of Other Assets, Net - (10.00)%			$ (199,490)
TOTAL NET ASSETS - 100.00%			$ 1,995,025

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Variable Rate. Rate shown is in effect at October 31, 2011.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $268,085 or 13.44% of net assets.
(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $16,537 or 0.83% of net assets.
(f)	Security purchased on a when-issued basis.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(h)	This Senior Floating Rate Note will settle after October 31, 2011, at which time the interest rate will be determined.
(i)	This entity was put into conservatorship by the US Government in 2008.
See Notes to Financial Statements for additional information.
(j)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation			$ 70,690
Unrealized Depreciation			(52,515)
Net Unrealized Appreciation (Depreciation)			$ 18,175
Cost for federal income tax purposes			$ 2,176,340

All dollar amounts are shown in thousands (000's)

Credit Default Swaps

Buy Protection
			(Pay)/				Upfront	Unrealized
			Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity		Fixed Rate	Date	Amount	Value Paid/(Received)		(Depreciation)
Barclays Bank PLC	CDX.EM.16		(5.00)%	12/20/2016 $	10,500 $	(1,109) $	(569)	$ (540)
Barclays Bank PLC	CDX.NA.HY.16		(5.00)%	06/20/2016	13,200	440	819	(379)
Barclays Bank PLC	CDX.NA.HY.16		(5.00)%	06/20/2016	7,000	233	429	(196)

See accompanying notes

216

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

Credit Default Swaps (continued)

Buy Protection (continued)
		(Pay)/					Upfront	Unrealized
		Receive	Expiration	Notional	Market		Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount	Value Paid/(Received) (Depreciation)
Barclays Bank PLC	CDX.NA.HY.16	(5.00)%	06/20/2016 $	11,800 $		393	$ 781	$ (388)
Barclays Bank PLC	CMBX.NA.AAA.1	(0.10)%	10/12/2052	6,250		316	349	(33)
Morgan Stanley & Co	CDX.NA.HY.15	(5.00)%	12/20/2015	22,500		345	(643)	988

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Sale								Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For					Value	Appreciation/(Depreciation)
Australian Dollar	JP Morgan Securities	12/19/2011	46,685 $		48	$ 49	$ (1)
British Pound	JP Morgan Securities	12/19/2011	206,188		325		331	(6)
Canadian Dollar	JP Morgan Securities	12/19/2011	115,297		117		116	1
Danish Krone	JP Morgan Securities	12/19/2011	189,879		35		35	—
Euro	JP Morgan Securities	12/19/2011	1,127,898		1,564		1,560	4
Japanese Yen	JP Morgan Securities	12/19/2011	135,265,876		1,766		1,732	34
Mexican Peso	JP Morgan Securities	12/19/2011	438,697		34		33	1
Polish Zloty	JP Morgan Securities	12/19/2011	130,835		42		41	1
Swedish Krona	JP Morgan Securities	12/19/2011	255,823		38		39	(1)
Swiss Franc	JP Morgan Securities	12/19/2011	14,600		17		17	—

All dollar amounts are shown in thousands (000's)

See accompanying notes

217

Schedule of Investments Core Plus Bond Fund I

October 31, 2011

CONVERTIBLE PREFERRED STOCKS -					Principal
0.20%	Shares Held		Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Banks - 0.20%				Banks (continued)
Wells Fargo & Co		5,800 $	6,126	Citigroup Inc (continued)
				5.50%, 08/27/2012	$ 400		$ 411
TOTAL CONVERTIBLE PREFERRED STOCKS			$ 6,126	5.50%, 04/11/2013		5,800	6,018
	Principal			5.50%, 10/15/2014		10,400	11,078
BONDS - 44.38%	Amount (000's)		Value (000's)	5.63%, 08/27/2012		600	612
				6.00%, 02/21/2012		700	709
Agriculture - 0.13%				6.00%, 08/15/2017		4,658	5,069
Altria Group Inc				6.40%, 03/27/2013	EUR	1,700	2,439
4.13%, 09/11/2015	$ 1,800		$ 1,958	8.50%, 05/22/2019	$ 300		371
UST LLC				Commonwealth Bank of Australia
5.75%, 03/01/2018		1,700	1,931	0.81%, 07/12/2013(a),(b)		13,900	13,895
			$ 3,889	Credit Agricole SA
Airlines - 0.03%				7.59%, 01/29/2049(a)	GBP	1,400	1,553
UAL 2009-1 Pass Through Trust				8.38%, 12/13/2049(a),(b)	$ 16,500		14,520
10.40%, 11/01/2016		818	908	Credit Suisse/New York NY
				2.20%, 01/14/2014		1,700	1,697
				Danske Bank A/S
Automobile Asset Backed Securities - 0.00%				2.50%, 05/10/2012(b)		4,100	4,141
Capital Auto Receivables Asset Trust				Deutsche Bank AG/London
1.69%, 10/15/2012(a)		31	31	6.00%, 09/01/2017		2,900	3,289
				Dexia Credit Local SA
				0.91%, 04/29/2014(a),(b)		8,700	7,834
Banks - 16.53%
Ally Financial Inc				Export-Import Bank of Korea
3.48%, 02/11/2014(a)		12,900	12,011	4.00%, 01/29/2021		800	777
6.00%, 12/15/2011		4,000	4,020	5.13%, 06/15/2020		1,400	1,483
6.75%, 12/01/2014		300	303	5.88%, 01/14/2015		8,000	8,610
7.50%, 09/15/2020		1,300	1,313	Goldman Sachs Group Inc/The
				1.88%, 05/23/2016(a)	EUR	1,300	1,546
8.30%, 02/12/2015		5,000	5,250
American Express Bank FSB				5.25%, 07/27/2021	$ 200		202
6.00%, 09/13/2017		5,000	5,688	6.25%, 09/01/2017		1,800	1,946
American Express Centurion Bank				HSBC Bank PLC
				2.00%, 01/19/2014(b)		1,800	1,803
5.55%, 10/17/2012		1,300	1,354

Australia & New Zealand (b) Banking Group Ltd				ING Bank NV
2.13%, 01/10/2014		5,100	5,144	1.17%, 03/30/2012(a),(b)		23,000	22,982
Banco Santander Brasil SA/Brazil				2.63%, 02/09/2012(b)		23,600	23,732
4.25%, 01/14/2016(b)		2,900	2,788	Intesa Sanpaolo SpA
4.50%, 04/06/2015(b)		500	490	2.71%, 02/24/2014(a),(b)		4,100	3,742
Banco Santander Chile				Intesa Sanpaolo SpA/New York NY
1.66%, 04/20/2012(a),(b)		4,700	4,703	2.38%, 12/21/2012		14,500	14,121
2.01%, 01/19/2016(a),(b)		2,100	1,974	JP Morgan Chase & Co
				0.48%, 12/21/2011(a)		4,500	4,500
Bank of America Corp
4.50%, 04/01/2015		10,000	9,872	4.65%, 06/01/2014		5,500	5,908
6.50%, 08/01/2016		10,100	10,511	6.00%, 01/15/2018		800	895
				7.90%, 04/29/2049(a)		2,100	2,261
Bank of Montreal
2.85%, 06/09/2015(b)		1,800	1,883	JP Morgan Chase Bank NA
Bank of Nova Scotia				0.67%, 06/13/2016(a)		3,500	3,173
1.65%, 10/29/2015(b)		1,900	1,900	KeyCorp
Barclays Bank PLC				6.50%, 05/14/2013		800	856
2.38%, 01/13/2014		1,900	1,876	Korea Development Bank
5.00%, 09/22/2016		10,100	10,728	4.38%, 08/10/2015		7,400	7,707
6.05%, 12/04/2017(b)		4,300	4,127	8.00%, 01/23/2014		2,000	2,232
BBVA Bancomer SA/Texas				Kreditanstalt fuer Wiederaufbau
4.50%, 03/10/2016(b)		1,100	1,097	2.00%, 09/07/2016	EUR	4,100	5,719
6.50%, 03/10/2021(b)		2,300	2,289	Lloyds TSB Bank PLC
BPCE SA				4.88%, 01/21/2016	$ 1,100		1,131
2.38%, 10/04/2013(b)		700	690	5.80%, 01/13/2020(b)		18,100	18,531
12.50%, 08/29/2049(b),(c)		8,000	7,434	12.00%, 12/31/2049(b)		12,200	11,134

Capital One Capital V				Morgan Stanley
10.25%, 08/15/2039		10,000	10,350	0.69%, 01/09/2014(a)		1,200	1,106
CIT Group Inc				1.41%, 04/29/2013(a)		11,200	10,843
5.25%, 04/01/2014(b)		800	796	5.95%, 12/28/2017		2,700	2,723
7.00%, 05/01/2015		5,800	5,800	National Bank of Canada
				2.20%, 10/19/2016(b)		700	708
Citigroup Inc
0.47%, 03/16/2012(a)		1,319	1,314	Nordea Bank AB
0.61%, 06/09/2016(a)		300	240	2.13%, 01/14/2014(b)		800	799
1.69%, 06/28/2013(a)	EUR	2,300	3,065	4.88%, 01/27/2020(b)		10,900	11,685
1.85%, 01/13/2014(a)	$ 4,800		4,702	Regions Bank/Birmingham AL
2.29%, 08/13/2013(a)		2,200	2,187	7.50%, 05/15/2018		800	782
3.63%, 11/30/2017	EUR	2,300	2,689

See accompanying notes

218

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

	Principal					Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)		Amount (000's)		Value (000's)

Banks (continued)				Diversified Financial Services (continued)
Regions Financial Corp				Ford Motor Credit Co LLC	(continued)
7.38%, 12/10/2037	$ 500		$ 410	7.00%, 10/01/2013		$ 6,100		$ 6,560
Royal Bank of Scotland PLC/The				7.50%, 08/01/2012			1,500	1,551
2.00%, 03/30/2015(a),(c)	CAD	2,000	1,546	General Electric Capital Corp
2.63%, 05/11/2012(b)	$ 21,900		22,139	0.57%, 10/06/2015(a)			7,500	7,015
3.95%, 09/21/2015		1,400	1,380	6.88%, 01/10/2039			500	604
Santander Issuances SA Unipersonal				Goldman Sachs Capital II
7.30%, 07/27/2019(a)	GBP	9,050	13,184	5.79%, 12/29/2049(a)			2,600	1,781
Santander US Debt SA Unipersonal				International Lease Finance Corp
1.17%, 03/30/2012(a),(b)	$ 17,200		17,164	5.75%, 05/15/2016			700	660
Societe Generale SA				6.75%, 09/01/2016(b)			1,700	1,749
5.92%, 04/29/2049(a),(b)		500	342	Macquarie Bank Ltd
Sumitomo Mitsui Banking Corp				2.60%, 01/20/2012(b)			20,726	20,823
1.95%, 01/14/2014(b)		2,200	2,225	Macquarie Group Ltd
Swedish Housing Finance Corp				7.30%, 08/01/2014(b)			7,400	7,965
3.13%, 03/23/2012(b)		36,400	36,769	Majapahit Holding BV
Turkiye Garanti Bankasi AS				7.75%, 01/20/2020			1,300	1,503
2.91%, 04/20/2016(a),(b),(c)		1,100	1,024	Merrill Lynch & Co Inc
UBS AG/Stamford CT				0.56%, 06/05/2012(a)			8,000	7,842
1.40%, 02/23/2012(a)		3,800	3,809	1.05%, 02/21/2012(a)		GBP	2,000	3,158
1.42%, 01/28/2014(a)		1,000	979	2.08%, 09/14/2018(a)		EUR	6,295	5,555
USB Capital IX				6.50%, 07/15/2018		$ 200		199
3.50%, 04/15/2049(a)		800	582	6.88%, 04/25/2018			1,700	1,746
Vnesheconombank Via VEB Finance PLC				6.88%, 11/15/2018			100	103
5.45%, 11/22/2017(b)		900	914	Nomura Holdings Inc
Wells Fargo & Co				6.70%, 03/04/2020			13,200	14,737
7.98%, 03/29/2049(a)		23,000	24,610	Northern Rock Asset Management PLC
Westpac Banking Corp				5.63%, 06/22/2017(b),(c)			12,200	12,845
3.59%, 08/14/2014(b)		2,000	2,135	SLM Corp
			$ 505,073	3.13%, 09/17/2012		EUR	2,550	3,467
				4.88%, 12/17/2012		GBP	7,500	11,904
Beverages - 0.78%				5.00%, 04/15/2015		$ 10,000		9,700
Anheuser-Busch InBev Worldwide Inc				5.05%, 11/14/2014			4,000	3,910
4.13%, 01/15/2015		7,900	8,608	Springleaf Finance Corp
5.38%, 01/15/2020		7,900	9,352	0.60%, 12/15/2011(a)			10,000	9,918
Coca-Cola Enterprises Inc				3.25%, 01/16/2013		EUR	6,800	8,213
1.13%, 11/12/2013		5,800	5,790	4.13%, 11/29/2013			7,500	8,602
			$ 23,750	4.88%, 07/15/2012		$ 2,600		2,496
Chemicals - 1.08%				6.90%, 12/15/2017			1,200	915
Braskem Finance Ltd				SteelRiver Transmission Co LLC
5.75%, 04/15/2021(b)		900	900	4.71%, 06/30/2017(b),(c)			3,042	3,089
Dow Chemical Co/The				Stone Street Trust
2.50%, 02/15/2016		29,000	29,105	5.90%, 12/15/2015(b)			6,000	5,702
PPG Industries Inc				Sydney Airport Finance Co Pty Ltd
1.90%, 01/15/2016		3,100	3,079	5.13%, 02/22/2021(b)			500	509
			$ 33,084					$ 201,795

Commercial Services - 0.13%				Electric - 0.69%
President and Fellows of Harvard College				Centrais Eletricas Brasileiras SA
6.00%, 01/15/2019(b)		500	616	6.88%, 07/30/2019(b)			1,600	1,812
6.50%, 01/15/2039(b)		2,400	3,425	Cleco Power LLC
			$ 4,041	6.00%, 12/01/2040			6,300	7,280
				Duke Energy Carolinas LLC
Diversified Financial Services - 6.61%				5.75%, 11/15/2013			2,300	2,514
American Express Travel Related Services Co				EDF SA
Inc				5.50%, 01/26/2014(b)			500	543
5.25%, 11/21/2011(b)		2,400	2,405	6.50%, 01/26/2019(b)			500	591
Banque PSA Finance SA				Enel Finance International NV
2.27%, 04/04/2014(a),(b)		4,300	3,958	6.80%, 09/15/2037(b)			2,800	2,691
Bear Stearns Cos LLC/The				Entergy Corp
7.25%, 02/01/2018		2,200	2,591	3.63%, 09/15/2015			4,500	4,543
Caterpillar Financial Services Corp				Korea Hydro & Nuclear Power Co Ltd
7.05%, 10/01/2018		5,390	6,830	6.25%, 06/17/2014			900	979
Citigroup Capital XXI								$ 20,953
8.30%, 12/21/2057		9,050	9,141
FCE Bank PLC				Finance - Mortgage Loan/Banker - 0.34%
7.13%, 01/16/2012	EUR	2,000	2,785	Fannie Mae
7.13%, 01/15/2013		5,350	7,662	2.25%, 03/15/2016			3,100	3,252
Ford Motor Credit Co LLC				Freddie Mac
3.15%, 01/13/2012(a)	$ 1,600		1,602	2.00%, 08/25/2016			1,700	1,759

See accompanying notes

219

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Finance - Mortgage Loan/Banker (continued)			Mining (continued)
Freddie Mac (continued)			Vale Overseas Ltd
2.50%, 05/27/2016	$ 1,700	$ 1,800	5.63%, 09/15/2019	$ 5,800		$ 6,258
4.88%, 06/13/2018	3,000	3,565	6.88%, 11/10/2039		2,100	2,420
		$ 10,376				$ 9,434

Gas - 0.02%			Mortgage Backed Securities - 4.84%
ENN Energy Holdings Ltd			Arran Residential Mortgages Funding PLC
6.00%, 05/13/2021(b)	500	530	2.73%, 05/16/2047(a),(b)	EUR	1,197	1,655
			2.94%, 05/16/2047(a),(b)		4,200	5,789
			Banc of America Funding Corp
Healthcare - Services - 0.19%			2.57%, 06/25/2034(a)	$ 191		179
HCA Inc
Banc of America Large Loan Inc
8.50%, 04/15/2019	5,200	5,720	1.99%, 11/15/2015(a),(b)		6,453	5,877
			5.67%, 02/24/2051(a),(b)		14,500	15,775
Holding Companies - Diversified - 0.04%			Banc of America Mortgage Securities Inc
Noble Group Ltd			5.50%, 12/25/2020		1,781	1,799
6.75%, 01/29/2020	1,200	1,176	BCAP 2011-RR4 8A1
			5.25%, 02/26/2036(b)		3,106	3,102
			BCAP 2011-RR5 12A1
Home Equity Asset Backed Securities - 0.18%			5.72%, 03/25/2037(a),(b),(d)		500	372
Bear Stearns Asset Backed Securities Trust
0.44%, 12/25/2036(a)	4,000	2,293	BCAP 2011-RR5 5A1
			5.25%, 08/25/2037(a),(b),(d)		7,300	7,183
0.49%, 04/25/2037(a)	5,000	1,507
			Bear Stearns Adjustable Rate Mortgage Trust
Lake Country Mortgage Loan Trust			3.15%, 12/25/2035(a)		356	318
0.70%, 12/25/2032(a),(b)	1,604	1,592
			Bear Stearns Alt-A Trust
		$ 5,392	2.59%, 05/25/2035(a)		402	293
Insurance - 1.10%			2.77%, 09/25/2035(a)		37	25
American International Group Inc			Bear Stearns Commercial Mortgage
4.95%, 03/20/2012	1,000	1,005	Securities
5.45%, 05/18/2017	2,000	1,990	5.70%, 06/11/2050		200	214
5.85%, 01/16/2018	700	704	Chase Mortgage Finance Corp
8.18%, 05/15/2068	11,300	10,904	5.37%, 12/25/2035(a)		5,737	5,203
8.25%, 08/15/2018	4,000	4,501	5.89%, 09/25/2036(a)		2,984	2,582
Dai-ichi Life Insurance Co Ltd/The			Citicorp Mortgage Securities Inc
7.25%, 12/31/2049(b)	2,200	2,248	5.50%, 08/25/2036		2,342	2,191
Hartford Financial Services Group Inc			Citigroup Mortgage Loan Trust Inc
8.13%, 06/15/2068(a)	1,200	1,218	5.50%, 09/25/2035		11,758	10,835
Pacific Life Insurance Co			Countrywide Home Loan Mortgage Pass
9.25%, 06/15/2039(b)	3,000	4,013	Through Trust
Pacific LifeCorp			5.50%, 11/25/2035		4,576	4,205
6.00%, 02/10/2020(b)	900	981	European Loan Conduit
Prudential Financial Inc			1.69%, 05/15/2019(a)	EUR	301	341
5.63%, 06/10/2013(a)	1,000	1,013	Fannie Mae
Reinsurance Group of America Inc			0.55%, 04/25/2037(a)	$ 1,845		1,836
6.75%, 12/15/2011	5,050	5,080	0.69%, 09/25/2035(a)		3,600	3,600
		$ 33,657	Fannie Mae Grantor Trust
			7.50%, 06/25/2030		23	27
Investment Companies - 0.06%			7.50%, 07/25/2042		37	42
Temasek Financial I Ltd			FN DUS POOL AS REIT 2A
4.30%, 10/25/2019(b)	1,700	1,834	3.33%, 11/21/2021(d)		200	200
			GSMPS Mortgage Loan Trust
Iron & Steel - 0.15%			7.50%, 06/19/2032(b)		177	177
CSN Islands XI Corp			Holmes Master Issuer PLC
6.88%, 09/21/2019(c)	1,800	1,946	2.92%, 10/15/2054(a)	EUR	2,200	3,025
CSN Resources SA			Homebanc Mortgage Trust
6.50%, 07/21/2020(b)	700	751	0.51%, 10/25/2035(a)	$ 6,530		4,170
Gerdau Holdings Inc			JP Morgan Chase Commercial Mortgage
7.00%, 01/20/2020(b)	1,000	1,068	Securities Corp
Gerdau Trade Inc			4.88%, 01/12/2038(a)		5,195	5,478
5.75%, 01/30/2021(b)	800	790	JP Morgan Mortgage Trust
		$ 4,555	2.80%, 07/25/2035(a)		1,936	1,649
			5.75%, 01/25/2036		690	643
Machinery - Construction & Mining - 0.26%			5.96%, 10/25/2036(a)		2,485	1,929
Caterpillar Inc			Mastr Reperforming Loan Trust
0.47%, 05/21/2013(a)	8,100	8,100	7.00%, 08/25/2034(b)		230	235
			Merrill Lynch Mortgage Investors Inc
			2.63%, 06/25/2035(a)		1,389	1,141
Mining - 0.31%
Corp Nacional del Cobre de Chile			Morgan Stanley Capital I
7.50%, 01/15/2019(b)	600	756	5.11%, 06/15/2040(a)		1,255	1,355

See accompanying notes

220

Schedule of Investments Core Plus Bond Fund I

October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Mortgage Backed Securities (continued)			Regional Authority - 1.66%
Morgan Stanley Mortgage Loan Trust			Province of British Columbia Canada
5.50%, 08/25/2035	$ 3,212	$ 3,131	4.30%, 06/18/2042	CAD	600	$ 653
RBSCF Trust			Province of Ontario Canada
5.47%, 09/16/2039(b)	20,378	22,200	1.38%, 01/27/2014	$ 3,300		3,336
RBSSP Resecuritization Trust			1.60%, 09/21/2016		100	99
0.48%, 02/26/2037(a),(b)	4,179	3,591	3.00%, 07/16/2018		800	828
Structured Adjustable Rate Mortgage Loan			4.00%, 06/02/2021	CAD	12,700	13,567
Trust			4.20%, 03/08/2018		500	552
2.42%, 04/25/2035(a)	3,881	2,707	4.20%, 06/02/2020		3,500	3,818
Suntrust Adjustable Rate Mortgage Loan			4.30%, 03/08/2017		2,500	2,775
Trust			4.40%, 06/02/2019		3,000	3,330
5.76%, 10/25/2037(a)	13,538	11,410	4.60%, 06/02/2039		1,500	1,687
Thornburg Mortgage Securities Trust			5.50%, 06/02/2018		800	943
0.34%, 03/25/2037(a)	1,016	998	5.85%, 03/08/2033		3,800	4,920
Wachovia Bank Commercial Mortgage Trust			6.50%, 03/08/2029		4,700	6,388
5.42%, 01/15/2045	200	220	Province of Quebec Canada
WaMu Mortgage Pass Through Certificates			4.25%, 12/01/2021		4,000	4,322
5.56%, 02/25/2037(a)	7,025	5,437	4.50%, 12/01/2016		100	112
Wells Fargo Mortgage Backed Securities			4.50%, 12/01/2017		1,200	1,342
Trust			4.50%, 12/01/2018		1,600	1,786
2.72%, 03/25/2036(a)	5,823	4,592	4.50%, 12/01/2020		200	221
		$ 147,731				$ 50,679

Oil & Gas - 1.53%			Savings & Loans - 0.43%
Novatek Finance Ltd			Nationwide Building Society
5.33%, 02/03/2016(b)	900	925	6.25%, 02/25/2020(b)	$ 12,700		13,194
Odebrecht Drilling Norbe VIII/IX Ltd
6.35%, 06/30/2021(b)	900	941
Petrobras International Finance Co - Pifco			Sovereign - 4.87%
			Banco Nacional de Desenvolvimento
3.88%, 01/27/2016	7,600	7,777	Economico e Social
5.88%, 03/01/2018	4,700	5,029	4.13%, 09/15/2017(b)	EUR	800	1,087
7.88%, 03/15/2019	9,600	11,528	Canada Housing Trust No 1
Petroleos Mexicanos			2.75%, 12/15/2015	CAD	3,200	3,345
5.50%, 01/21/2021	6,500	6,939	3.35%, 12/15/2020(b)		400	419
6.00%, 03/05/2020	3,700	4,116	3.80%, 06/15/2021(b)		4,400	4,778
8.00%, 05/03/2019	2,100	2,620	Canadian Government Bond
TNK-BP Finance SA
6.13%, 03/20/2012	2,300	2,328	2.00%, 06/01/2016		1,200	1,230
			2.75%, 09/01/2016		5,400	5,717
7.88%, 03/13/2018	3,100	3,510	3.00%, 12/01/2015		4,700	5,007
Total Capital SA
4.45%, 06/24/2020	1,000	1,122	3.25%, 06/01/2021		6,200	6,712
			3.75%, 06/01/2019		1,900	2,133
		$ 46,835	4.25%, 06/01/2018		400	461
Other Asset Backed Securities - 0.86%			4.50%, 06/01/2015		700	779
Avery Point CLO Ltd			Instituto de Credito Oficial
0.83%, 12/17/2015(a),(b)	1,539	1,495	3.29%, 03/25/2014(a),(c)	EUR	4,800	6,415
Halcyon Structured Asset Management			Italy Buoni Poliennali Del Tesoro
Long/Short CLO Ltd			2.10%, 09/15/2016		4,304	5,283
0.49%, 08/07/2021(a),(b),(d)	11,700	10,852	2.10%, 09/15/2021		3,215	3,480
Hillmark Funding			2.35%, 09/15/2019		3,073	3,566
0.55%, 05/21/2021(a),(b)	8,600	7,978	Korea Housing Finance Corp
Small Business Administration Participation			4.13%, 12/15/2015(b)	$ 900		930
Certificates			Mexican Bonos
4.43%, 05/01/2029(a)	5,407	5,870	6.00%, 06/18/2015(a)	MXN	215	1,676
		$ 26,195	9.00%, 12/22/2011(a)		457,000	34,489
			10.00%, 12/05/2024(a)		231,000	22,731
Pharmaceuticals - 0.07%			Mexico Government International Bond
Novartis Capital Corp			6.05%, 01/11/2040	$ 1,500		1,759
4.13%, 02/10/2014	2,000	2,158	Russian Foreign Bond - Eurobond
			3.63%, 04/29/2015		400	407
Pipelines - 0.14%			Societe Financement de l'Economie Francaise
Kinder Morgan Energy Partners LP			0.60%, 07/16/2012(a),(b)		1,000	1,001
5.85%, 09/15/2012	4,000	4,142	3.38%, 05/05/2014(b)		11,300	11,938
TransCanada PipeLines Ltd			Spain Government Bond
7.63%, 01/15/2039	200	286	4.65%, 07/30/2025	EUR	8,500	10,285
		$ 4,428	Turkey Government International Bond
			7.00%, 09/26/2016	$ 3,900		4,426
Real Estate - 0.23%			United Kingdom Gilt
WEA Finance LLC			4.25%, 09/07/2039	GBP	3,200	5,936
7.13%, 04/15/2018(b)	6,300	7,140	4.25%, 12/07/2040		1,100	2,041

See accompanying notes

221

Schedule of Investments Core Plus Bond Fund I

October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

Sovereign (continued)				Florida - 0.18%
United Kingdom Gilt (continued)				County of Seminole FL Water & Sewer
4.25%, 12/07/2046	GBP	400	$ 755	Revenue
			$ 148,786	6.44%, 10/01/2040	$ 5,000	$ 5,435

Student Loan Asset Backed Securities - 0.14%
SLC Student Loan Trust				Georgia - 0.12%
4.75%, 06/15/2033(a),(b)	$ 1,617		1,617	Municipal Electric Authority of Georgia
SLM Student Loan Trust				6.66%, 04/01/2057	3,500	3,549
0.92%, 10/25/2017(a)		100	100
2.35%, 04/15/2039(a),(b)		1,633	1,649
2.89%, 12/16/2019(a),(b)		1,000	1,018	Illinois - 1.04%
				Chicago Transit Authority
			$ 4,384	5.25%, 12/01/2036(e)	5,400	5,583
Supranational Bank - 0.03%				6.20%, 12/01/2040	11,000	11,926
European Investment Bank				City of Chicago IL Waterworks Revenue
3.63%, 01/15/2021	EUR	300	438	6.64%, 11/01/2029	5,000	5,608
4.63%, 04/15/2020		300	471	State of Illinois
			$ 909	4.07%, 01/01/2014	2,400	2,473
				6.90%, 03/01/2035	6,000	6,406
Telecommunications - 0.82%						$ 31,996
Cellco Partnership / Verizon Wireless Capital
LLC				Louisiana - 0.13%
5.25%, 02/01/2012	$ 3,900		3,943	State of Louisiana Gasoline & Fuels Tax
Vivendi SA				Revenue
5.75%, 04/04/2013(b)		20,000	21,156	3.00%, 05/01/2043	3,900	3,922
			$ 25,099

Transportation - 0.13%				Nebraska - 0.01%
RZD Capital Ltd				Public Power Generation Agency
5.74%, 04/03/2017		2,300	2,409	7.24%, 01/01/2041	200	230
Union Pacific Corp
4.16%, 07/15/2022(b),(c)		1,575	1,667	Nevada - 0.07%
			$ 4,076	County of Clark NV
TOTAL BONDS			$ 1,355,912	6.82%, 07/01/2045	1,700	2,104
	Principal

CONVERTIBLE BONDS - 0.47%	Amount (000's)		Value (000's)	New Jersey - 0.07%
Oil & Gas - 0.47%				New Jersey State Turnpike Authority
Transocean Inc				7.10%, 01/01/2041	1,600	2,128
1.50%, 12/15/2037		14,300	14,264
				New York - 0.04%
TOTAL CONVERTIBLE BONDS			$ 14,264	New York City Municipal Water Finance
	Principal			Authority
MUNICIPAL BONDS - 4.17%	Amount (000's)		Value (000's)	6.01%, 06/15/2042	1,000	1,215
California - 2.39%
Bay Area Toll Authority				Ohio - 0.09%
7.04%, 04/01/2050	$ 6,000		$ 7,818	American Municipal Power Inc
California Infrastructure & Economic				8.08%, 02/15/2050	2,100	2,888
Development Bank
6.49%, 05/15/2049		1,000	1,132
California State University				Pennsylvania - 0.03%
6.43%, 11/01/2030		1,500	1,682	University of Pittsburgh/PA GO OF UNIV
City of Los Angeles CA Wastewater System				5.00%, 09/15/2028	800	901
Revenue
5.71%, 06/01/2039		1,000	1,142	TOTAL MUNICIPAL BONDS		$ 127,559
Los Angeles County Metropolitan				SENIOR FLOATING RATE INTERESTS -	Principal
Transportation Authority				0.06%	Amount (000's)	Value (000's)
5.74%, 06/01/2039		12,000	13,867	Diversified Financial Services - 0.06%
Los Angeles Unified School District/CA				Springleaf Financial Funding Co, Term Loan
6.76%, 07/01/2034		22,000	27,318	5.50%, 05/28/2017(a)	$ 1,900	$ 1,734
State of California
7.60%, 11/01/2040		2,100	2,607
7.63%, 03/01/2040		4,700	5,839	TOTAL SENIOR FLOATING RATE INTERESTS		$ 1,734
7.95%, 03/01/2036		600	681	U.S. GOVERNMENT & GOVERNMENT	Principal
University of California				AGENCY OBLIGATIONS - 56.50%	Amount (000's)	Value (000's)
6.27%, 05/15/2031		5,400	5,901	Federal Home Loan Mortgage Corporation (FHLMC) -
6.55%, 05/15/2048		4,500	5,204	0.36%
				2.47%, 06/01/2035(a),(f)	$ 411	$ 433
			$ 73,191	4.50%, 02/01/2040(f)	311	328
				4.50%, 12/01/2040(f)	289	307
				4.50%, 12/01/2040(f)	99	104

See accompanying notes

222

Schedule of Investments Core Plus Bond Fund I

October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			Federal National Mortgage	Association (FNMA) $ (continued)
4.50%, 12/01/2040(f)	$ 549	$ 582	4.50%, 06/01/2039 (f)	2,660	$ 2,816
			4.50%, 06/01/2039(f)	4,890	5,178
4.50%, 11/01/2041(f),(g)	7,000	7,381
			4.50%, 06/01/2039(f)	175	185
5.50%, 07/01/2038(f)	1,675	1,813
			4.50%, 07/01/2039(f)	426	451
		$ 10,948	4.50%, 07/01/2039(f)	4,812	5,094
Federal National Mortgage Association (FNMA) - 33.39%			4.50%, 07/01/2039(f)	25	27
2.37%, 08/01/2035(a),(f)	388	409	4.50%, 08/01/2039(f)	4,638	4,911
2.49%, 09/01/2035(a),(f)	426	447	4.50%, 08/01/2039(f)	2,428	2,571
3.50%, 07/01/2013(f)	54	55	4.50%, 08/01/2039(f)	504	533
3.50%, 03/01/2025(f)	42	43	4.50%, 08/01/2039(f)	581	615
3.50%, 11/01/2026(f),(g)	500	519	4.50%, 09/01/2039(f)	2,094	2,217
4.00%, 04/01/2014(f)	821	851	4.50%, 09/01/2039(f)	969	1,028
4.00%, 02/01/2024(f)	70	74	4.50%, 09/01/2039(f)	1,012	1,071
4.00%, 03/01/2024(f)	99	104	4.50%, 09/01/2039(f)	810	858
4.00%, 06/01/2024(f)	255	268	4.50%, 10/01/2039(f)	105	111
4.00%, 07/01/2024(f)	156	164	4.50%, 10/01/2039(f)	89	95
4.00%, 07/01/2024(f)	96	101	4.50%, 11/01/2039(f)	715	757
4.00%, 10/01/2024(f)	58	61	4.50%, 11/01/2039(f)	625	662
4.00%, 02/01/2025(f)	169	178	4.50%, 11/01/2039(f)	902	955
4.00%, 10/01/2025(f)	72	76	4.50%, 01/01/2040(f)	935	990
4.00%, 01/01/2026(f)	29	30	4.50%, 01/01/2040(f)	22	23
4.00%, 02/01/2026(f)	2	2	4.50%, 01/01/2040(f)	452	479
4.00%, 02/01/2026(f)	114	120	4.50%, 02/01/2040(f)	173	183
4.00%, 04/01/2026(f)	476	501	4.50%, 02/01/2040(f)	4,316	4,570
4.00%, 06/01/2026(f)	726	765	4.50%, 02/01/2040(f)	292	309
4.00%, 06/01/2026(f)	29	31	4.50%, 03/01/2040(f)	1,743	1,846
4.00%, 09/01/2040(f)	615	640	4.50%, 03/01/2040(f)	332	351
4.00%, 10/01/2040(f)	954	993	4.50%, 03/01/2040(f)	889	941
4.00%, 11/01/2040(f)	561	584	4.50%, 03/01/2040(f)	1,696	1,796
4.00%, 11/01/2040(f)	480	500	4.50%, 03/01/2040(f)	665	704
4.00%, 11/01/2040(f)	4,477	4,660	4.50%, 04/01/2040(f)	1,082	1,145
4.00%, 12/01/2040(f)	1,952	2,031	4.50%, 04/01/2040(f)	7,743	8,198
4.00%, 12/01/2040(f)	298	310	4.50%, 04/01/2040(f)	955	1,011
4.00%, 01/01/2041(f)	988	1,028	4.50%, 06/01/2040(f)	884	936
4.00%, 01/01/2041(f)	334	348	4.50%, 06/01/2040(f)	152	161
4.00%, 11/01/2041(f),(g)	17,100	17,773	4.50%, 06/01/2040(f)	686	726
4.50%, 02/01/2038(f)	39	41	4.50%, 07/01/2040(f)	499	529
4.50%, 03/01/2038(f)	19	20	4.50%, 07/01/2040(f)	1,565	1,657
4.50%, 03/01/2038(f)	85	90	4.50%, 08/01/2040(f)	143	151
4.50%, 04/01/2038(f)	655	694	4.50%, 08/01/2040(f)	865	916
4.50%, 06/01/2038(f)	320	339	4.50%, 08/01/2040(f)	9,066	9,599
4.50%, 06/01/2038(f)	694	736	4.50%, 08/01/2040(f)	1,540	1,630
4.50%, 06/01/2038(f)	4,549	4,819	4.50%, 09/01/2040(f)	8,044	8,516
4.50%, 08/01/2038(f)	201	213	4.50%, 09/01/2040(f)	8,420	8,914
4.50%, 08/01/2038(f)	558	591	4.50%, 09/01/2040(f)	604	639
4.50%, 01/01/2039(f)	975	1,033	4.50%, 09/01/2040(f)	5,178	5,482
4.50%, 01/01/2039(f)	258	273	4.50%, 10/01/2040(f)	127	135
4.50%, 01/01/2039(f)	270	286	4.50%, 10/01/2040(f)	331	351
4.50%, 01/01/2039(f)	18	19	4.50%, 10/01/2040(f)	674	713
4.50%, 01/01/2039(f)	1,872	1,983	4.50%, 10/01/2040(f)	898	951
4.50%, 02/01/2039(f)	1,589	1,683	4.50%, 10/01/2040(f)	732	775
4.50%, 02/01/2039(f)	2,453	2,599	4.50%, 10/01/2040(f)	77	81
4.50%, 02/01/2039(f)	793	840	4.50%, 11/01/2040(f)	870	921
4.50%, 02/01/2039(f)	1,526	1,617	4.50%, 12/01/2040(f)	334	354
4.50%, 02/01/2039(f)	3,651	3,868	4.50%, 01/01/2041(f)	427	452
4.50%, 02/01/2039(f)	75	80	4.50%, 02/01/2041(f)	996	1,054
4.50%, 02/01/2039(f)	481	509	4.50%, 03/01/2041(f)	958	1,015
4.50%, 02/01/2039(f)	807	855	4.50%, 03/01/2041(f)	737	781
4.50%, 03/01/2039(f)	230	244	4.50%, 04/01/2041(f)	230	244
4.50%, 03/01/2039(f)	2,416	2,558	4.50%, 04/01/2041(f)	288	305
4.50%, 04/01/2039(f)	870	922	4.50%, 04/01/2041(f)	993	1,051
4.50%, 04/01/2039(f)	259	274	4.50%, 04/01/2041(f)	959	1,016
4.50%, 04/01/2039(f)	328	347	4.50%, 04/01/2041(f)	24	25
4.50%, 04/01/2039(f)	12,149	12,863	4.50%, 04/01/2041(f)	707	748
4.50%, 05/01/2039(f)	86	91	4.50%, 05/01/2041(f)	226	240
4.50%, 05/01/2039(f)	3,208	3,396	4.50%, 05/01/2041(f)	60	64
4.50%, 05/01/2039(f)	656	698	4.50%, 05/01/2041(f)	32,783	34,709
4.50%, 05/01/2039(f)	2,323	2,459	4.50%, 05/01/2041(f)	72	76
4.50%, 06/01/2039(f)	1,523	1,612	4.50%, 05/01/2041(f)	752	796

See accompanying notes

223

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 05/01/2041(f)	$ 78	$ 82	6.00%, 10/01/2036(f)	$ 244	$ 268
4.50%, 05/01/2041(f)	639	677	6.00%, 10/01/2036(f)	6	7
4.50%, 05/01/2041(f)	157	167	6.00%, 10/01/2036(f)	22	24
4.50%, 05/01/2041(f)	282	298	6.00%, 10/01/2036(f)	702	772
4.50%, 05/01/2041(f)	319	338	6.00%, 11/01/2036(f)	292	321
4.50%, 05/01/2041(f)	55	59	6.00%, 11/01/2036(f)	183	201
4.50%, 05/01/2041(f)	4,478	4,742	6.00%, 11/01/2036(f)	6	7
4.50%, 05/01/2041(f)	55,343	58,595	6.00%, 11/01/2036(f)	7	7
4.50%, 05/01/2041(f)	854	905	6.00%, 11/01/2036(f)	133	146
4.50%, 05/01/2041(f)	66	70	6.00%, 11/01/2036(f)	75	83
4.50%, 05/01/2041(f)	298	315	6.00%, 11/01/2036(f)	8	9
4.50%, 05/01/2041(f)	36,778	38,939	6.00%, 12/01/2036(f)	107	118
4.50%, 05/01/2041(f)	542	574	6.00%, 12/01/2036(f)	328	361
4.50%, 05/01/2041(f)	139	147	6.00%, 12/01/2036(f)	24	27
4.50%, 06/01/2041(f)	751	795	6.00%, 12/01/2036(f)	18	20
4.50%, 06/01/2041(f)	475	503	6.00%, 12/01/2036(f)	351	387
4.50%, 06/01/2041(f)	872	923	6.00%, 12/01/2036(f)	608	669
4.50%, 06/01/2041(f)	15,904	16,838	6.00%, 12/01/2036(f)	505	555
4.50%, 07/01/2041(f)	494	523	6.00%, 12/01/2036(f)	512	563
4.50%, 08/01/2041(f)	723	766	6.00%, 12/01/2036(f)	154	169
4.50%, 11/01/2041(f),(g)	396,000	418,708	6.00%, 01/01/2037(f)	8	9
5.00%, 11/01/2041(f),(g)	23,000	24,739	6.00%, 01/01/2037(f)	88	97
5.50%, 06/01/2036(f)	229	249	6.00%, 01/01/2037(f)	218	240
5.50%, 12/01/2036(f)	647	703	6.00%, 01/01/2037(f)	675	741
5.50%, 01/01/2037(f)	204	222	6.00%, 01/01/2037(f)	454	499
5.50%, 01/01/2037(f)	301	328	6.00%, 01/01/2037(f)	481	529
5.50%, 01/01/2037(f)	672	731	6.00%, 01/01/2037(f)	8	9
5.50%, 02/01/2037(f)	320	348	6.00%, 02/01/2037(f)	221	244
5.50%, 03/01/2037(f)	202	219	6.00%, 04/01/2037(f)	64	70
5.50%, 08/01/2037(f)	355	387	6.00%, 04/01/2037(f)	435	477
5.50%, 06/01/2038(f)	972	1,055	6.00%, 04/01/2037(f)	235	258
5.50%, 11/01/2041(f),(g)	76,500	82,979	6.00%, 04/01/2037(f)	83	91
6.00%, 12/01/2031(f)	23	25	6.00%, 04/01/2037(f)	360	396
6.00%, 04/01/2033(f)	25	28	6.00%, 04/01/2037(f)	579	636
6.00%, 07/01/2033(f)	10	11	6.00%, 05/01/2037(f)	15	16
6.00%, 06/01/2034(f)	19	21	6.00%, 05/01/2037(f)	182	200
6.00%, 07/01/2034(f)	13	14	6.00%, 05/01/2037(f)	441	485
6.00%, 08/01/2034(f)	43	48	6.00%, 06/01/2037(f)	216	237
6.00%, 11/01/2034(f)	43	48	6.00%, 06/01/2037(f)	246	270
6.00%, 04/01/2035(f)	9	10	6.00%, 06/01/2037(f)	9	10
6.00%, 05/01/2035(f)	32	35	6.00%, 06/01/2037(f)	359	394
6.00%, 06/01/2035(f)	78	86	6.00%, 06/01/2037(f)	322	353
6.00%, 06/01/2035(f)	793	875	6.00%, 06/01/2037(f)	27	30
6.00%, 07/01/2035(f)	632	697	6.00%, 07/01/2037(f)	441	484
6.00%, 09/01/2035(f)	128	141	6.00%, 07/01/2037(f)	124	136
6.00%, 09/01/2035(f)	26	28	6.00%, 07/01/2037(f)	342	376
6.00%, 10/01/2035(f)	633	698	6.00%, 07/01/2037(f)	7	7
6.00%, 10/01/2035(f)	15	16	6.00%, 07/01/2037(f)	488	536
6.00%, 02/01/2036(f)	369	406	6.00%, 07/01/2037(f)	50	56
6.00%, 02/01/2036(f)	86	95	6.00%, 07/01/2037(f)	56	61
6.00%, 04/01/2036(f)	460	506	6.00%, 07/01/2037(f)	891	979
6.00%, 05/01/2036(f)	119	131	6.00%, 07/01/2037(f)	30	33
6.00%, 06/01/2036(f)	7	7	6.00%, 07/01/2037(f)	172	189
6.00%, 07/01/2036(f)	31	34	6.00%, 07/01/2037(f)	191	210
6.00%, 08/01/2036(f)	7	7	6.00%, 07/01/2037(f)	3	4
6.00%, 08/01/2036(f)	8	9	6.00%, 07/01/2037(f)	9	10
6.00%, 08/01/2036(f)	55	61	6.00%, 07/01/2037(f)	229	252
6.00%, 08/01/2036(f)	105	116	6.00%, 07/01/2037(f)	9	10
6.00%, 08/01/2036(f)	10	11	6.00%, 07/01/2037(f)	1,241	1,363
6.00%, 09/01/2036(f)	370	407	6.00%, 07/01/2037(f)	56	62
6.00%, 09/01/2036(f)	567	623	6.00%, 07/01/2037(f)	55	61
6.00%, 09/01/2036(f)	374	411	6.00%, 08/01/2037(f)	160	176
6.00%, 09/01/2036(f)	10	11	6.00%, 08/01/2037(f)	289	317
6.00%, 09/01/2036(f)	382	420	6.00%, 08/01/2037(f)	8,123	8,922
6.00%, 10/01/2036(f)	2,124	2,336	6.00%, 08/01/2037(f)	9	10
6.00%, 10/01/2036(f)	11	12	6.00%, 08/01/2037(f)	118	130
6.00%, 10/01/2036(f)	143	157	6.00%, 08/01/2037(f)	147	162
6.00%, 10/01/2036(f)	7	8	6.00%, 08/01/2037(f)	314	345
6.00%, 10/01/2036(f)	41	45	6.00%, 08/01/2037(f)	173	190

See accompanying notes

224

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
6.00%, 08/01/2037(f)	$ 341	$ 375	6.00%, 11/01/2037(f)	$ 601	$ 661
6.00%, 08/01/2037(f)	1,271	1,397	6.00%, 11/01/2037(f)	4,047	4,445
6.00%, 08/01/2037(f)	9	10	6.00%, 11/01/2037(f)	52	58
6.00%, 08/01/2037(f)	211	232	6.00%, 11/01/2037(f)	430	472
6.00%, 08/01/2037(f)	195	214	6.00%, 11/01/2037(f)	69	76
6.00%, 08/01/2037(f)	166	182	6.00%, 11/01/2037(f)	335	368
6.00%, 08/01/2037(f)	397	436	6.00%, 11/01/2037(f)	1,444	1,587
6.00%, 09/01/2037(f)	1,238	1,360	6.00%, 11/01/2037(f)	326	358
6.00%, 09/01/2037(f)	508	558	6.00%, 11/01/2037(f)	324	355
6.00%, 09/01/2037(f)	460	506	6.00%, 11/01/2037(f)	97	106
6.00%, 09/01/2037(f)	508	558	6.00%, 11/01/2037(f)	186	204
6.00%, 09/01/2037(f)	277	304	6.00%, 11/01/2037(f)	265	291
6.00%, 09/01/2037(f)	998	1,096	6.00%, 12/01/2037(f)	108	118
6.00%, 09/01/2037(f)	7	7	6.00%, 12/01/2037(f)	179	197
6.00%, 09/01/2037(f)	10	11	6.00%, 12/01/2037(f)	40	44
6.00%, 09/01/2037(f)	81	89	6.00%, 12/01/2037(f)	286	314
6.00%, 09/01/2037(f)	4,441	4,879	6.00%, 12/01/2037(f)	377	414
6.00%, 09/01/2037(f)	199	219	6.00%, 12/01/2037(f)	92	101
6.00%, 09/01/2037(f)	1,378	1,513	6.00%, 12/01/2037(f)	629	691
6.00%, 09/01/2037(f)	765	841	6.00%, 12/01/2037(f)	356	391
6.00%, 09/01/2037(f)	41	45	6.00%, 12/01/2037(f)	258	284
6.00%, 09/01/2037(f)	6	7	6.00%, 12/01/2037(f)	705	775
6.00%, 09/01/2037(f)	234	257	6.00%, 12/01/2037(f)	1,716	1,885
6.00%, 09/01/2037(f)	173	190	6.00%, 12/01/2037(f)	397	436
6.00%, 09/01/2037(f)	22	24	6.00%, 12/01/2037(f)	108	119
6.00%, 09/01/2037(f)	112	123	6.00%, 12/01/2037(f)	4,027	4,423
6.00%, 09/01/2037(f)	6	7	6.00%, 12/01/2037(f)	231	254
6.00%, 09/01/2037(f)	9,932	10,910	6.00%, 12/01/2037(f)	476	522
6.00%, 09/01/2037(f)	8	9	6.00%, 01/01/2038(f)	130	143
6.00%, 09/01/2037(f)	441	485	6.00%, 01/01/2038(f)	7	7
6.00%, 09/01/2037(f)	5,126	5,631	6.00%, 01/01/2038(f)	9	9
6.00%, 09/01/2037(f)	229	251	6.00%, 01/01/2038(f)	655	719
6.00%, 10/01/2037(f)	20,695	22,732	6.00%, 01/01/2038(f)	116	127
6.00%, 10/01/2037(f)	223	245	6.00%, 01/01/2038(f)	360	395
6.00%, 10/01/2037(f)	140	154	6.00%, 01/01/2038(f)	408	448
6.00%, 10/01/2037(f)	373	409	6.00%, 01/01/2038(f)	468	514
6.00%, 10/01/2037(f)	267	293	6.00%, 01/01/2038(f)	994	1,093
6.00%, 10/01/2037(f)	439	483	6.00%, 01/01/2038(f)	171	188
6.00%, 10/01/2037(f)	6,328	6,951	6.00%, 01/01/2038(f)	694	762
6.00%, 10/01/2037(f)	438	481	6.00%, 02/01/2038(f)	460	505
6.00%, 10/01/2037(f)	426	467	6.00%, 02/01/2038(f)	334	367
6.00%, 10/01/2037(f)	2,242	2,468	6.00%, 02/01/2038(f)	24	26
6.00%, 10/01/2037(f)	9	10	6.00%, 03/01/2038(f)	828	909
6.00%, 10/01/2037(f)	33	36	6.00%, 03/01/2038(f)	73	81
6.00%, 10/01/2037(f)	978	1,074	6.00%, 09/01/2038(f)	3,439	3,778
6.00%, 10/01/2037(f)	1,083	1,189			$ 1,020,043
6.00%, 10/01/2037(f)	295	324
6.00%, 10/01/2037(f)	240	264	U.S. Treasury - 15.65%
			1.38%, 09/30/2018(h)	92,800	91,466
6.00%, 10/01/2037(f)	10	11
			1.50%, 08/31/2018(h),(i)	202,400	201,483
6.00%, 10/01/2037(f)	456	501
6.00%, 10/01/2037(f)	8	8	2.13%, 08/15/2021	10,500	10,454
6.00%, 10/01/2037(f)	209	230	2.63%, 08/15/2020	15,400	16,203
6.00%, 10/01/2037(f)	156	172	2.63%, 11/15/2020	74,400	78,044
6.00%, 10/01/2037(f)	1,005	1,104	3.00%, 02/28/2017	200	219
6.00%, 11/01/2037(f)	68	74	3.38%, 11/15/2019	900	1,005
6.00%, 11/01/2037(f)	374	411	3.50%, 05/15/2020	20,000	22,525
6.00%, 11/01/2037(f)	239	263	3.63%, 02/15/2020	13,400	15,225
6.00%, 11/01/2037(f)	10	11	3.63%, 02/15/2021	36,600	41,447
6.00%, 11/01/2037(f)	444	488			$ 478,071
6.00%, 11/01/2037(f)	181	198	U.S. Treasury Bill - 0.67%
6.00%, 11/01/2037(f)	21	23	0.01%, 01/05/2012(h),(j)	1,882	1,882
6.00%, 11/01/2037(f)	701	770	0.01%, 02/02/2012(j)	111	111
6.00%, 11/01/2037(f)	8	9	0.02%, 02/09/2012(h),(j)	846	846
6.00%, 11/01/2037(f)	150	165	0.02%, 02/23/2012(h),(j)	560	560
6.00%, 11/01/2037(f)	11	12	0.02%, 03/08/2012(h),(j)	240	240
6.00%, 11/01/2037(f)	8	9	0.02%, 03/22/2012(j)	340	340
6.00%, 11/01/2037(f)	192	211	0.03%, 01/19/2012(j)	150	150
6.00%, 11/01/2037(f)	111	122	0.03%, 04/05/2012(h),(j)	5,690	5,689
6.00%, 11/01/2037(f)	1,465	1,609	0.04%, 05/03/2012(h),(j)	570	570

See accompanying notes

225

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
U.S. GOVERNMENT & GOVERNMENT	Principal		cost of investments held as of the period end were as follows:
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury Bill (continued)			Unrealized Appreciation	$ 113,961
0.05%, 03/01/2012(h),(j)	$ 676	$ 676	Unrealized Depreciation	(33,690)
0.05%, 04/12/2012(h),(j)	210	210	Net Unrealized Appreciation (Depreciation)	$ 80,271
0.06%, 04/26/2012(h),(j)	9,166	9,163	Cost for federal income tax purposes	$ 3,583,246
		$ 20,437
			All dollar amounts are shown in thousands (000's)
U.S. Treasury Inflation-Indexed Obligations - 6.43%
0.13%, 04/15/2016(h)	18,372	19,246
			Portfolio Summary (unaudited)
0.63%, 07/15/2021	2,412	2,541	Sector	Percent
1.13%, 01/15/2021	2,175	2,391	Government	43 .78%
1.38%, 01/15/2020	4,819	5,408	Mortgage Securities	38 .59%
1.75%, 01/15/2028(i)	10,273	12,136
			Financial	25 .22%
2.00%, 01/15/2026	16,094	19,462	Revenue Bonds	2 .66%
2.13%, 02/15/2040	9,538	12,523	Energy	2 .14%
2.38%, 01/15/2025	6,009	7,533	Basic Materials	1 .54%
2.38%, 01/15/2027(h),(i)	58,753	74,694
2.50%, 01/15/2029(i)	28,490	37,312	General Obligation Unltd	1 .48%
			Consumer, Non-cyclical	1 .30%
3.88%, 04/15/2029	2,067	3,172	Asset Backed Securities	1 .18%
		$ 196,418	Communications	0 .82%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Utilities	0 .71%
OBLIGATIONS		$ 1,725,917	Industrial	0 .39%
	Maturity		Diversified	0 .04%
REPURCHASE AGREEMENTS - 14.13%	Amount (000's)	Value (000's)	Consumer, Cyclical	0 .03%
U.S. Treasury - 14.13%			Insured	0 .03%
United States Treasury Repurchase	$ 174,000	$ 174,000	Purchased Swaptions	0 .01%
Agreement; 0.09% dated 10/31/11 maturing			Liabilities in Excess of Other Assets, Net	(19 .92)%
11/01/11 (collateralized by US Government			TOTAL NET ASSETS	100.00%
Security; $179,646,008; 2.63%; dated
08/15/20)
United States Treasury Repurchase	257,701	257,700
Agreement; 0.10% dated 10/31/11 maturing
11/01/11 (collateralized by US Government
Security; $262,465,515; 1.00%; dated
07/15/13)
		$ 431,700
TOTAL REPURCHASE AGREEMENTS		$ 431,700
TOTAL PURCHASED SWAPTIONS - 0.01%		$ 305
Total Investments		$ 3,663,517
Liabilities in Excess of Other Assets, Net - (19.92)%		$ (608,633)
TOTAL NET ASSETS - 100.00%		$ 3,054,884

(a)	Variable Rate. Rate shown is in effect at October 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $493,460 or 16.15% of net assets.
(c)	Security is Illiquid
(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $18,607 or 0.61% of net assets.
(e)	Security purchased on a when-issued basis.
(f)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(g)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(h)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $37,447 or 1.23% of net assets.
(i)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $9,141 or 0.30% of net assets.
(j)	Rate shown is the discount rate of the original purchase.

See accompanying notes

226

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Credit Default Swaps

Sell Protection
		Implied
		Credit Spread	(Pay)/					Upfront	Unrealized
		as of October Receive		Expiration	Notional		Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)		Value (b) Paid/(Received)		(Depreciation)
Bank of America NA	Berkshire Hathaway	1.34%	1.00%	03/20/2015	$ 2,200		$ (24) $	(26) $	2
	Finance Corp; 4.63%;
	10/15/2013
Bank of America NA	Credit Agricole	4.07%	1.00%	06/20/2016	EUR	2,500	(422)	(240)	(182)
	(London); 0.50%;
	03/13/2016
Bank of America NA	France (Govt of) OAT	1.61%	0.25%	03/20/2016	$ 1,400		(82)	(48)	(34)
	BD; 4.25%; 04/25/2019
Bank of America NA	General Electric Capital	2.28%	1.00%	12/20/2015		2,000	(95)	(32)	(63)
	Corp; 5.63%; 09/15/2017
Bank of America NA	General Electric Capital	2.28%	1.00%	12/20/2015		2,100	(100)	(35)	(65)
	Corp; 5.63%; 09/15/2017
Bank of America NA	Japanese Government	0.88%	1.00%	03/20/2016		200	—	2	(2)
	Bond (20Y); 2.00%;
	03/21/2022
Bank of America NA	Japanese Government	0.88%	1.00%	03/20/2016		300	1	3	(2)
	Bond (20Y); 2.00%;
	03/21/2022
Bank of America NA	MetLife Inc; 5.00%;	2.62%	1.00%	09/20/2015		9,500	(547)	(475)	(72)
	06/15/2015
Bank of America NA	MetLife Inc; 5.00%;	2.64%	1.00%	12/20/2015		3,900	(245)	(174)	(71)
	06/15/2015
Bank of America NA	Republic of Indonesia	2.30%	1.00%	06/20/2021		7,100	(667)	(451)	(216)
	144A Note; 7.25%;
	04/20/2015
Bank of America NA	Spanish Government	3.35%	1.00%	03/20/2016		12,800	(1,157)	(1,381)	224
	Bond; 5.50%;
	07/30/2017
Bank of America NA	Spanish Government	3.35%	1.00%	03/20/2016		400	(36)	(23)	(13)
	Bond; 5.50%;
	07/30/2017
Bank of America NA	UK GILT; 4.25%;	0.78%	1.00%	06/20/2016		3,200	35	59	(24)
	06/07/2032
Bank of America NA	United Mexican States;	1.64%	1.00%	03/20/2021		200	(10)	(8)	(2)
	7.50%; 04/08/2033
Bank of America NA	United Mexican States;	1.17%	1.00%	09/20/2015		300	(1)	(3)	2
	7.50%; 04/08/2033
Bank of America NA	United Mexican States;	1.64%	1.00%	06/20/2021		10,500	(566)	(291)	(275)
	7.50%; 04/08/2033
Barclays Bank PLC	France (Govt of) OAT	1.68%	0.25%	09/20/2016		400	(27)	(23)	(4)
	BD; 4.25%; 04/25/2019
Barclays Bank PLC	France (Govt of) OAT	1.61%	0.25%	03/20/2016		1,000	(58)	(31)	(27)
	BD; 4.25%; 04/25/2019
Barclays Bank PLC	Morgan Stanley Dean	3.76%	1.00%	09/20/2012		400	(13)	(7)	(6)
	Witter Global Note;
	6.60%; 04/01/2012
Barclays Bank PLC	Republic of Brazil	1.23%	1.00%	12/20/2015		11,600	(93)	(55)	(38)
	Global Bond; 12.25%;
	03/06/2030
Barclays Bank PLC	Republic of Brazil	1.15%	1.00%	06/20/2015		500	(2)	(5)	3
	Global Bond; 12.25%;
	03/06/2030
Barclays Bank PLC	Republic of Indonesia	2.30%	1.00%	06/20/2021		4,400	(413)	(267)	(146)
	144A Note; 7.25%;
	04/20/2015
Barclays Bank PLC	Republic of Indonesia	1.77%	1.00%	06/20/2016		1,500	(50)	(22)	(28)
	144A Note; 7.25%;
	04/20/2015
Barclays Bank PLC	Republic of Indonesia	1.77%	1.00%	06/20/2016		1,500	(50)	(22)	(28)
	144A Note; 7.25%;
	04/20/2015
Barclays Bank PLC	Republic of Italy Global	4.41%	1.00%	03/20/2016		1,200	(152)	(40)	(112)
	Bond; 6.88%;
	09/27/2023
Barclays Bank PLC	United Mexican States;	1.06%	1.00%	03/20/2015		1,500	(2)	(22)	20
	7.50%; 04/08/2033

See accompanying notes

227

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Credit Default Swaps (continued)

Sell Protection (continued)
		Implied
		Credit Spread	(Pay)/					Upfront	Unrealized
		as of October Receive		Expiration	Notional		Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)		Value (b) Paid/(Received)		(Depreciation)
BNP Paribas	General Electric Capital	2.07%	1.00%	03/20/2014	$ 1,100		$ (27) $	(40) $	13
	Corp; 5.63%; 09/15/2017
BNP Paribas	U S Treasury Note;	0.47%	0.25%	03/20/2016	EUR	6,200	(38)	(76)	38
	4.88%; 08/15/2016
Citibank NA	Berkshire Hathaway	1.48%	1.00%	03/20/2016	$ 300		(6)	(3)	(3)
	Finance Corp; 4.63%;
	10/15/2013
Citibank NA	Republic of Brazil	1.31%	1.00%	06/20/2016		5,400	(73)	(16)	(57)
	Global Bond; 12.25%;
	03/06/2030
Citibank NA	Republic of Brazil	1.66%	1.00%	03/20/2021		9,900	(531)	(411)	(120)
	Global Bond; 12.25%;
	03/06/2030
Citibank NA	Republic of Brazil	1.15%	1.00%	06/20/2015		1,000	(4)	(20)	16
	Global Bond; 12.25%;
	03/06/2030
Citibank NA	Republic of Brazil	1.19%	1.00%	09/20/2015		1,000	(6)	(12)	6
	Global Bond; 12.25%;
	03/06/2030
Citibank NA	Republic of Indonesia	2.30%	1.00%	06/20/2021		14,200	(1,334)	(871)	(463)
	144A Note; 7.25%;
	04/20/2015
Citibank NA	Russian Federation	1.86%	1.00%	03/20/2016		11,200	(407)	(240)	(167)
	Bond; 7.50%;
	03/31/2030
Citibank NA	Spanish Government	3.36%	1.00%	06/20/2016		900	(86)	(56)	(30)
	Bond; 5.50%;
	07/30/2017
Citibank NA	UK GILT; 4.25%;	0.78%	1.00%	06/20/2016		5,100	56	38	18
	06/07/2032
Citibank NA	United Mexican States;	1.17%	1.00%	09/20/2015		700	(4)	(8)	4
	7.50%; 04/08/2033
Citibank NA	United Mexican States;	1.06%	1.00%	03/20/2015		1,500	(3)	(23)	20
	7.50%; 04/08/2033
Citibank NA	United Mexican States;	1.29%	1.00%	06/20/2016		2,900	(37)	(6)	(31)
	7.50%; 04/08/2033
Deutsche Bank AG	Arab Republic of Egypt;	4.14%	1.00%	03/20/2016		5,500	(654)	(499)	(155)
	5.75%; 04/29/2020
Deutsche Bank AG	France (Govt of) OAT	1.61%	0.25%	03/20/2016		500	(29)	(17)	(12)
	BD; 4.25%; 04/25/2019
Deutsche Bank AG	General Electric Capital	2.00%	4.90%	12/20/2013		300	19	—	19
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	2.00%	4.75%	12/20/2013		100	6	—	6
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	2.00%	4.30%	12/20/2013		300	14	—	14
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	2.00%	4.23%	12/20/2013		800	37	—	37
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	Japanese Government	0.72%	1.00%	03/20/2015		1,000	9	8	1
	Bond (20Y); 2.00%;
	03/21/2022
Deutsche Bank AG	Metlife Inc; 5.00%;	2.85%	1.00%	03/20/2018		4,600	(470)	(238)	(232)
	06/15/2015
Deutsche Bank AG	Republic of Brazil	1.31%	1.00%	06/20/2016		3,300	(44)	(10)	(34)
	Global Bond; 12.25%;
	03/06/2030
Deutsche Bank AG	Republic of Brazil	1.15%	1.00%	06/20/2015		600	(3)	(4)	1
	Global Bond; 12.25%;
	03/06/2030
Deutsche Bank AG	Republic of Indonesia;	1.61%	1.00%	09/20/2015		500	(11)	(9)	(2)
	6.75%; 03/10/2014
Deutsche Bank AG	Republic of Italy Global	4.42%	1.00%	06/20/2016		2,300	(306)	(53)	(253)
	Bond; 6.88%;
	09/27/2023
Deutsche Bank AG	Republic of Korea	1.27%	1.00%	06/20/2016		600	(9)	—	(9)
	Global Bond; 4.88%;
	09/22/2014

See accompanying notes

228

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Credit Default Swaps (continued)

Sell Protection (continued)
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of October Receive		Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)	Value (b) Paid/(Received)		(Depreciation)
Deutsche Bank AG	Republic of Korea	1.27%	1.00%	06/20/2016 $	1,000	$ (15) $	— $	(15)
	Global Bond; 4.88%;
	09/22/2014
Deutsche Bank AG	United Mexican States;	1.25%	1.00%	03/20/2016	5,900	(60)	(37)	(23)
	7.50%; 04/08/2033
Deutsche Bank AG	United Mexican States;	1.06%	1.00%	03/20/2015	800	(1)	(12)	11
	7.50%; 04/08/2033
Goldman Sachs & Co	Berkshire Hathaway	1.34%	1.00%	03/20/2015	1,100	(12)	(13)	1
	Finance Corp; 4.63%;
	10/15/2013
Goldman Sachs & Co	France (Govt of) OAT	1.61%	0.25%	03/20/2016	21,400	(1,245)	(1,297)	52
	BD; 4.25%; 04/25/2019
Goldman Sachs & Co	France (Govt of) OAT	1.65%	0.25%	06/20/2016	7,500	(471)	(176)	(295)
	BD; 4.25%; 04/25/2019
Goldman Sachs & Co	Japanese Government	0.92%	1.00%	06/20/2016	3,300	9	30	(21)
	Bond (20Y); 2.00%;
	03/21/2022
Goldman Sachs & Co	Republic of Brazil	1.15%	1.00%	06/20/2015	500	(2)	(5)	3
	Global Bond; 12.25%;
	03/06/2030
Goldman Sachs & Co	Republic of Italy Global	4.41%	1.00%	03/20/2016	400	(51)	(13)	(38)
	Bond; 6.88%;
	09/27/2023
Goldman Sachs & Co	Republic of Italy Global	4.41%	1.00%	03/20/2016	27,300	(3,458)	(3,664)	206
	Bond; 6.88%;
	09/27/2023
Goldman Sachs & Co	Republic of Italy Global	4.42%	1.00%	06/20/2016	1,000	(133)	(17)	(116)
	Bond; 6.88%;
	09/27/2023
Goldman Sachs & Co	Spanish Government	3.35%	1.00%	03/20/2016	400	(36)	(23)	(13)
	Bond; 5.50%;
	07/30/2017
Goldman Sachs & Co	UK GILT; 4.25%;	0.70%	1.00%	12/20/2015	2,100	29	39	(10)
	06/07/2032
Goldman Sachs & Co	UK GILT; 4.25%;	0.64%	1.00%	06/20/2015	12,300	180	79	101
	06/07/2032
Goldman Sachs & Co	UK GILT; 4.25%;	0.70%	1.00%	12/20/2015	1,000	14	19	(5)
	06/07/2032
Goldman Sachs & Co	United Mexican States;	1.25%	1.00%	03/20/2016	1,900	(19)	(57)	38
	5.95%; 03/19/2019
HSBC Securities Inc	France (Govt of) OAT	1.68%	0.25%	09/20/2016	400	(27)	(14)	(13)
	BD; 4.25%; 04/25/2019
HSBC Securities Inc	France (Govt of) OAT	1.68%	0.25%	09/20/2016	500	(34)	(29)	(5)
	BD; 4.25%; 04/25/2019
HSBC Securities Inc	Republic of Brazil	1.31%	1.00%	06/20/2016	6,000	(81)	(201)	120
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.15%	1.00%	06/20/2015	24,500	(106)	(505)	399
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.19%	1.00%	09/20/2015	1,500	(10)	(12)	2
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.27%	1.00%	03/20/2016	38,100	(411)	(605)	194
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.23%	1.00%	12/20/2015	5,200	(42)	(137)	95
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.15%	1.00%	06/20/2015	4,400	(19)	(34)	15
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	Republic of Brazil	1.15%	1.00%	06/20/2015	2,100	(9)	(15)	6
	Global Bond; 12.25%;
	03/06/2030
HSBC Securities Inc	United Mexican States;	1.64%	1.00%	03/20/2021	7,500	(390)	(323)	(67)
	7.50%; 04/08/2033

See accompanying notes

229

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Credit Default Swaps (continued)

Sell Protection (continued)
		Implied
		Credit Spread	(Pay)/					Upfront	Unrealized
		as of October Receive		Expiration	Notional		Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)		Value (b) Paid/(Received)		(Depreciation)
JP Morgan Chase	General Electric Capital	2.07%	1.00%	03/20/2014	$ 3,400		$ (83) $	(97) $	14
	Corp; 5.63%; 09/15/2017
JP Morgan Chase	Morgan Stanley Dean	3.76%	1.00%	09/20/2012		1,100	(26)	(16)	(10)
	Witter Global Note;
	6.60%; 04/01/2012
JP Morgan Chase	Republic of Brazil	1.35%	1.00%	09/20/2016		1,200	(20)	(7)	(13)
	Global Bond; 12.25%;
	03/06/2030
Morgan Stanley & Co	France (Govt of) OAT	1.61%	0.25%	03/20/2016		500	(30)	(15)	(15)
	BD; 4.25%; 04/25/2019
Morgan Stanley & Co	Republic of Brazil	1.15%	1.00%	06/20/2015		600	(3)	(4)	1
	Global Bond; 12.25%;
	03/06/2030
Morgan Stanley & Co	Republic of Indonesia	1.67%	1.00%	12/20/2015		1,100	(28)	(64)	36
	144A Note; 7.25%;
	04/20/2015
Morgan Stanley & Co	Republic of Indonesia	2.30%	1.00%	06/20/2021		7,700	(723)	(1,190)	467
	144A Note; 7.25%;
	04/20/2015
Royal Bank of Scotland PLC	France (Govt of) OAT	1.56%	0.25%	12/20/2015		700	(37)	(11)	(26)
	BD; 4.25%; 04/25/2019
Royal Bank of Scotland PLC	France (Govt of) OAT	1.61%	0.25%	03/20/2016		500	(29)	(14)	(15)
	BD; 4.25%; 04/25/2019
Royal Bank of Scotland PLC	United Mexican States;	1.17%	1.00%	09/20/2015		2,100	(12)	(18)	6
	7.50%; 04/08/2033
UBS Securities	Berkshire Hathaway	1.34%	1.00%	03/20/2015		1,100	(12)	(13)	1
	Finance Corp; 4.63%;
	10/15/2013
UBS Securities	France (Govt of) OAT	1.61%	0.25%	03/20/2016		1,800	(105)	(62)	(43)
	BD; 4.25%; 04/25/2019
UBS Securities	Merrill Lynch & Co	4.10%	1.00%	06/20/2012		13,800	(273)	(290)	17
	Note; 5.00%; 01/15/2015
UBS Securities	Republic of Brazil	1.19%	1.00%	09/20/2015		500	(3)	(4)	1
	Global Bond; 12.25%;
	03/06/2030
UBS Securities	Republic of Italy Global	4.42%	1.00%	06/20/2016		5,700	(758)	(804)	46
	Bond; 6.88%;
	09/27/2023
UBS Securities	U S Treasury Note;	0.45%	0.25%	09/20/2015	EUR	10,100	(37)	(112)	75
	4.88%; 08/15/2016

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Brazilian Real	HSBC Securities Inc	11/03/2011	82,545,842 $	50,766	$ 48,068	$ (2,698)
Brazilian Real	Morgan Stanley & Co	11/03/2011	5,835,700	3,344	3,398	54
Brazilian Real	Morgan Stanley & Co	01/04/2012	75,462,572	42,445	43,349	904
British Pound	Barclays Bank PLC	12/08/2011	660,000	1,020	1,061	41
Canadian Dollar	JP Morgan Securities	11/17/2011	1,327,000	1,337	1,331	(6)
Chinese Renminbi	Morgan Stanley & Co	11/15/2011	43,767,750	6,700	6,888	188
Euro	Barclays Bank PLC	01/17/2012	15,993,000	22,123	22,114	(9)

See accompanying notes

230

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Foreign Currency Contracts (continued)

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Euro	Deutsche Bank AG	01/17/2012	23,016,000 $	32,095	$ 31,826	$ (269)
Euro	Royal Bank of Scotland PLC	01/17/2012	452,000	622	625	3
Indian Rupee	UBS Securities	11/18/2011	163,620,000	3,622	3,351	(271)
Indonesia Rupiah	Bank of America	01/31/2012	21,325,611,000	2,352	2,387	35
Indonesia Rupiah	Deutsche Bank AG	01/31/2012	10,918,000,000	1,261	1,222	(39)
Indonesia Rupiah	HSBC Securities Inc	01/31/2012	11,176,000,000	1,279	1,251	(28)
Indonesia Rupiah	HSBC Securities Inc	07/02/2012	39,162,400,000	4,334	4,345	11
Indonesia Rupiah	UBS Securities	01/31/2012	5,286,000,000	603	592	(11)
Japanese Yen	Deutsche Bank AG	01/13/2012	21,484,000	280	275	(5)
Japanese Yen	Royal Bank of Scotland PLC	11/07/2011	15,529,441,000	201,898	198,665	(3,233)
Malaysian Ringgit	JP Morgan Securities	04/23/2012	15,056,746	4,964	4,883	(81)
Mexican Peso	Citigroup Inc	11/18/2011	716,968,756	53,090	53,719	629
Mexican Peso	Deutsche Bank AG	11/18/2011	5,026,836	428	377	(51)
Mexican Peso	HSBC Securities Inc	11/18/2011	282,824,299	23,601	21,190	(2,411)
Mexican Peso	Morgan Stanley & Co	11/18/2011	187,603,329	15,739	14,056	(1,683)
Mexican Peso	UBS Securities	11/18/2011	10,846,959	898	813	(85)
Philippine Peso	Barclays Bank PLC	11/15/2011	36,806,377	830	863	33
Philippine Peso	Citigroup Inc	11/15/2011	101,557,500	2,314	2,381	67
Philippine Peso	Citigroup Inc	03/15/2012	98,600,000	2,273	2,302	29
Philippine Peso	Deutsche Bank AG	11/15/2011	15,417,500	350	361	11
Philippine Peso	Goldman Sachs & Co	11/15/2011	21,960,000	500	515	15
Philippine Peso	JP Morgan Securities	11/15/2011	44,008,000	1,000	1,032	32
Philippine Peso	JP Morgan Securities	03/15/2012	318,629,400	7,329	7,439	110
Philippine Peso	Morgan Stanley & Co	03/15/2012	73,944,000	1,698	1,726	28
Singapore Dollar	Citigroup Inc	12/09/2011	1,647,882	1,308	1,314	6
Singapore Dollar	JP Morgan Securities	12/09/2011	15,864,184	13,170	12,646	(524)
Singapore Dollar	Royal Bank of Scotland PLC	12/09/2011	4,200,000	3,475	3,348	(127)
Singapore Dollar	UBS Securities	12/09/2011	2,800,000	2,313	2,232	(81)
South African Rand	Morgan Stanley & Co	01/26/2012	6,080,400	834	758	(76)
South Korean Won	JP Morgan Securities	11/14/2011	33,375,150,100	31,381	30,124	(1,257)

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Brazilian Real	Barclays Bank PLC	11/03/2011	5,395,680 $	3,100	$ 3,142	$ (42)
Brazilian Real	HSBC Securities Inc	01/04/2012	1,264,340	700	726	(26)
Brazilian Real	Morgan Stanley & Co	11/03/2011	81,219,862	46,274	47,296	(1,022)
Brazilian Real	Morgan Stanley & Co	01/04/2012	5,835,700	3,302	3,352	(50)
Brazilian Real	UBS Securities	11/03/2011	1,766,000	1,000	1,028	(28)
Brazilian Real	UBS Securities	01/04/2012	3,068,380	1,700	1,763	(63)
British Pound	Citigroup Inc	12/08/2011	28,388,000	45,409	45,622	(213)
British Pound	Deutsche Bank AG	12/08/2011	3,064,000	4,846	4,924	(78)
Canadian Dollar	Barclays Bank PLC	11/17/2011	5,125,000	4,948	5,141	(193)
Canadian Dollar	Citigroup Inc	11/02/2011	2,016,222	2,000	2,023	(23)
Canadian Dollar	Citigroup Inc	11/17/2011	24,778,000	23,978	24,854	(876)
Canadian Dollar	Deutsche Bank AG	11/17/2011	5,204,000	5,179	5,220	(41)
Canadian Dollar	Goldman Sachs & Co	11/17/2011	74,000	71	74	(3)
Canadian Dollar	JP Morgan Securities	11/17/2011	2,138,000	2,112	2,145	(33)
Canadian Dollar	Morgan Stanley & Co	11/17/2011	553,000	544	555	(11)
Canadian Dollar	RBC Dominion Securities	11/17/2011	6,985,000	6,719	7,006	(287)
Canadian Dollar	Royal Bank of Scotland PLC	11/17/2011	1,479,000	1,449	1,484	(35)
Canadian Dollar	UBS Securities	11/17/2011	72,000	68	72	(4)
Euro	Barclays Bank PLC	01/17/2012	32,708,000	44,924	45,227	(303)
Euro	Citigroup Inc	11/02/2011	18,659,000	25,893	25,818	75
Euro	Citigroup Inc	12/02/2011	71,548,000	101,423	98,956	2,467
Euro	Deutsche Bank AG	01/17/2012	30,779,000	42,458	42,560	(102)
Euro	UBS Securities	11/02/2011	52,889,000	72,946	73,183	(237)
Indian Rupee	Barclays Bank PLC	11/18/2011	119,620,000	2,397	2,450	(53)
Indian Rupee	Deutsche Bank AG	11/18/2011	44,000,000	885	901	(16)
Indonesia Rupiah	Barclays Bank PLC	01/31/2012	18,645,000,000	2,077	2,087	(10)
Indonesia Rupiah	Barclays Bank PLC	07/02/2012	3,764,000,000	404	418	(14)
Indonesia Rupiah	Goldman Sachs & Co	07/02/2012	495,656,000	53	55	(2)
Indonesia Rupiah	HSBC Securities Inc	07/02/2012	31,040,000,000	3,332	3,444	(112)
Indonesia Rupiah	Morgan Stanley & Co	01/31/2012	20,983,355,000	2,323	2,348	(25)
Indonesia Rupiah	UBS Securities	01/31/2012	12,940,000,000	1,432	1,448	(16)
Japanese Yen	Bank of America	11/07/2011	7,911,000,000	100,266	101,204	(938)
Japanese Yen	Barclays Bank PLC	01/13/2012	211,000	3	3	—
Japanese Yen	Deutsche Bank AG	11/07/2011	7,619,000,000	96,662	97,468	(806)
Malaysian Ringgit	Barclays Bank PLC	11/10/2011	4,759,900	1,500	1,551	(51)
Malaysian Ringgit	Citigroup Inc	11/10/2011	9,348,096	2,902	3,046	(144)
Malaysian Ringgit	HSBC Securities Inc	11/10/2011	948,750	300	309	(9)

See accompanying notes

231

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Foreign Currency Contracts (continued)

Foreign Currency Sale	Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For	Value Appreciation/(Depreciation)
Mexican Peso	Barclays Bank PLC	11/18/2011	489,743,387 $	41,016 $	36,694	$ 4,322
Mexican Peso	Citigroup Inc	11/18/2011	2,661,000	200	199	1
Mexican Peso	Citigroup Inc	03/15/2012	716,968,756	52,540	53,154	(614)
Mexican Peso	Deutsche Bank AG	11/18/2011	14,266,670	1,100	1,069	31
Mexican Peso	HSBC Securities Inc	11/18/2011	38,482,510	2,850	2,883	(33)
Mexican Peso	HSBC Securities Inc	03/15/2012	31,908,600	2,400	2,366	34
Mexican Peso	Morgan Stanley & Co	11/18/2011	258,061,385	19,050	19,335	(285)
Mexican Peso	Morgan Stanley & Co	03/15/2012	36,101,700	2,700	2,677	23
Mexican Peso	UBS Securities	11/18/2011	400,055,227	31,721	29,974	1,747
Mexican Peso	UBS Securities	03/15/2012	34,749,000	2,600	2,576	24
Philippine Peso	Citigroup Inc	11/15/2011	403,472,500	9,200	9,458	(258)
Philippine Peso	Citigroup Inc	03/15/2012	12,000,000	270	280	(10)
Philippine Peso	JP Morgan Securities	11/15/2011	114,218,000	2,600	2,678	(78)
Philippine Peso	JP Morgan Securities	03/15/2012	105,934,000	2,400	2,473	(73)
Singapore Dollar	Barclays Bank PLC	12/09/2011	129,450	100	103	(3)
Singapore Dollar	Citigroup Inc	12/09/2011	5,180,932	4,100	4,130	(30)
Singapore Dollar	Credit Suisse	12/09/2011	2,615,025	2,100	2,085	15
Singapore Dollar	Goldman Sachs & Co	12/09/2011	2,803,480	2,200	2,235	(35)
Singapore Dollar	HSBC Securities Inc	12/09/2011	885,010	700	705	(5)
Singapore Dollar	JP Morgan Securities	12/09/2011	3,404,950	2,600	2,714	(114)
Singapore Dollar	UBS Securities	12/09/2011	259,100	200	207	(7)
South African Rand	Barclays Bank PLC	01/26/2012	880,400	109	110	(1)
South African Rand	JP Morgan Securities	01/26/2012	5,200,000	647	648	(1)
South Korean Won	Barclays Bank PLC	11/14/2011	1,772,394,000	1,567	1,600	(33)
South Korean Won	BNP Paribas Bank	11/14/2011	1,248,830,000	1,100	1,127	(27)
South Korean Won	Citigroup Inc	11/14/2011	4,007,620,000	3,500	3,617	(117)
South Korean Won	Credit Suisse	11/14/2011	14,317,465,000	12,113	12,923	(810)
South Korean Won	Deutsche Bank AG	11/14/2011	1,379,860,000	1,200	1,245	(45)
South Korean Won	JP Morgan Securities	11/14/2011	9,539,231,100	8,100	8,610	(510)
South Korean Won	Morgan Stanley & Co	11/14/2011	1,109,750,000	1,000	1,002	(2)

All dollar amounts are shown in thousands (000's)

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
90 day Eurodollar (NYL); March 2013	Long	332 $	82,615	$ 82,527	$ (88)
90 day Eurodollar; December 2011	Long	81	20,139	20,148	9
90 day Eurodollar; December 2012	Long	762	189,105	189,424	319
90 day Eurodollar; December 2013	Long	300	74,272	74,351	79
90 day Eurodollar; June 2012	Long	2,586	640,780	642,912	2,132
90 day Eurodollar; June 2013	Long	2,526	624,028	627,553	3,525
90 day Eurodollar; March 2012	Long	1,216	301,365	302,328	963
90 day Eurodollar; March 2013	Long	2,159	534,538	536,673	2,135
90 day Eurodollar; March 2014	Long	532	130,968	131,643	675
90 day Eurodollar; September 2012	Long	1,412	350,214	351,023	809
90 day Eurodollar; September 2013	Long	801	197,660	198,818	1,158
US 10 Year Note; December 2011	Long	187	24,222	24,135	(87)
US 5 Year Note; December 2011	Long	544	66,463	66,700	237
US Long Bond; December 2011	Long	274	39,282	38,095	(1,187)
$ 10,679

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

(Pay)/Receive	Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date Notional Amount Appreciation/(Depreciation)
Bank of America NA	3 Month LIBOR	Pay	3.00%	10/13/2021	$ 2,800	$ 44
Bank of America NA	6 Month EURIBOR	Pay	3.50%	09/21/2021	EUR	1,300	170
Bank of America NA	6 Month EURIBOR	Pay	3.00%	09/21/2021	300	12
Bank of America NA	Brazil Cetip Interbank Deposit Rate	Pay	11.90%	01/02/2013	BRL	42,100	700
Barclays Bank PLC	6 Month BBA LIBOR GBP	Pay	3.25%	06/20/2042	GBP	3,600	(112)
Barclays Bank PLC	6 Month BBA LIBOR GBP	Pay	3.00%	03/21/2022	8,800	270
Barclays Bank PLC	6 Month EURIBOR	Pay	2.50%	09/21/2018	EUR	2,200	79
Barclays Bank PLC	6 Month EURIBOR	Pay	3.00%	09/21/2021	8,500	374
Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	10.84%	01/02/2012	BRL	400	3
See accompanying notes	232

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Interest Rate Swaps (continued)

		(Pay)/Receive					Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date Notional Amount Appreciation/(Depreciation)
Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	12.46%	01/02/2013		5,700	$ 71

Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	11.99%	01/02/2014		2,500	47
Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	10.83%	01/02/2014		200	1
Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	12.29%	01/02/2013		35,100	783
Barclays Bank PLC	Brazil Cetip Interbank Deposit Rate	Pay	11.91%	01/02/2013		26,700	450
Barclays Bank PLC	MXN TIIE Banxico	Pay	5.60%	09/06/2016	MXN	196,300	12
BNP Paribas	Federal Fund Effective Rate US	Pay	1.00%	09/19/2014	$ 16,300		217
Citibank NA	3 Month LIBOR	Receive	4.00%	12/21/2041		5,700	(1,268)
Citibank NA	3 Month LIBOR	Receive	4.25%	06/15/2041		4,100	(1,236)
Citibank NA	6 Month AUD BBR BBSW	Pay	5.25%	06/15/2022	AUD	5,000	46
Citibank NA	6 Month AUD BBR BBSW	Pay	5.00%	06/15/2017		1,700	1
Citibank NA	6 Month EURIBOR	Pay	3.65%	09/21/2021	EUR	3,500	466
Citibank NA	6 Month EURIBOR	Pay	2.50%	03/21/2022		5,700	(102)
Credit Suisse	Brazil Cetip Interbank Deposit Rate	Pay	12.48%	01/02/2013	BRL	2,000	39
Deutsche Bank AG	3 Month LIBOR	Receive	4.00%	12/21/2041	$ 2,200		(454)
Deutsche Bank AG	6 Month AUD BBR BBSW	Pay	5.00%	06/15/2017	AUD	900	—
Deutsche Bank AG	6 Month EURIBOR	Pay	3.00%	09/21/2021	EUR	5,500	211
Deutsche Bank AG	6 Month EURIBOR	Pay	3.00%	03/21/2022		800	19
Goldman Sachs & Co	3 Month LIBOR	Receive	4.25%	06/15/2041	$ 3,300		(961)
Goldman Sachs & Co	6 Month AUD BBR BBSW	Pay	5.00%	06/15/2017	AUD	18,800	85
Goldman Sachs & Co	6 Month EURIBOR	Pay	3.50%	09/21/2021	EUR	19,600	2,466
Goldman Sachs & Co	6 Month EURIBOR	Pay	2.50%	03/21/2022		11,900	(213)
Goldman Sachs & Co	Brazil Cetip Interbank Deposit Rate	Pay	11.93%	01/02/2013	BRL	7,400	135
Goldman Sachs & Co	Brazil Cetip Interbank Deposit Rate	Pay	12.65%	01/02/2014		7,300	210
Goldman Sachs & Co	Brazil Cetip Interbank Deposit Rate	Pay	11.89%	01/02/2013		43,200	754
Goldman Sachs & Co	Federal Fund Effective Rate US	Pay	0.50%	09/19/2014	$ 8,300		57
HSBC Securities Inc	6 Month BBA LIBOR GBP	Pay	3.25%	06/20/2042	GBP	10,300	(321)
HSBC Securities Inc	6 Month BBA LIBOR GBP	Pay	3.00%	03/21/2022		22,600	712
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	12.30%	01/02/2013	BRL	2,300	51
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	11.89%	01/02/2013		35,500	616
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	10.99%	01/02/2014		5,300	19
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	11.53%	01/02/2014		600	6
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	11.14%	01/02/2012		400	5

HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	10.53%	01/02/2014		12,300	33

HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	10.45%	01/02/2013		35,600	34
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	11.88%	01/02/2013		5,500	90
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	12.54%	01/02/2014		30,300	934
HSBC Securities Inc	Brazil Cetip Interbank Deposit Rate	Pay	11.51%	01/02/2013		7,500	64
HSBC Securities Inc	MXN-TIIE-Banxico	Pay	5.60%	09/06/2016	MXN	66,000	15
JP Morgan Chase	3 Month LIBOR	Receive	4.25%	06/15/2041	$ 5,700		(1,327)
JP Morgan Chase	3 Month LIBOR	Pay	3.00%	10/13/2021		900	7
JP Morgan Chase	Brazil Cetip Interbank Deposit Rate	Pay	10.87%	01/02/2014	BRL	3,700	14
Morgan Stanley & Co	6 Month EURIBOR	Pay	3.50%	09/21/2021	EUR	1,800	212
Morgan Stanley & Co	6 Month EURIBOR	Pay	3.65%	09/21/2021		7,800	1,011
Morgan Stanley & Co	6 Month EURIBOR	Pay	3.00%	03/21/2022		15,700	324
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	11.98%	01/02/2013	BRL	4,400	79
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	12.51%	01/02/2014		19,800	606
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	11.89%	01/02/2014		16,800	288
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	12.50%	01/02/2013		11,800	149
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	12.54%	01/02/2014		9,600	194
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	12.59%	01/02/2013		23,400	486
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	10.46%	01/02/2013		3,900	3
Morgan Stanley & Co	Brazil Cetip Interbank Deposit Rate	Pay	10.58%	01/02/2014		14,400	37
Morgan Stanley & Co	Federal Fund Effective Rate US	Pay	0.50%	09/19/2013	$ 41,300		187
Morgan Stanley & Co	MXN TIIE Banxico	Pay	5.60%	09/06/2016	MXN	24,800	2
Morgan Stanley & Co	MXN TIIE Banxico	Pay	6.35%	06/02/2021		9,300	(5)
Royal Bank of Scotland PLC	6 Month AUD BBR BBSW	Pay	5.00%	06/15/2017	AUD	1,700	1
Royal Bank of Scotland PLC	Brazil Cetip Interbank Deposit Rate	Pay	12.55%	01/02/2013	BRL	2,200	45
Royal Bank of Scotland PLC	Brazil Cetip Interbank Deposit Rate	Pay	11.95%	01/02/2013		2,300	29
UBS Securities	6 Month EURIBOR	Pay	2.50%	03/21/2022	EUR	9,300	(166)
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	12.25%	01/02/2014	BRL	7,100	179
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	12.07%	01/02/2013		5,800	111
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	10.61%	01/02/2013	$ 7,500		18
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	11.76%	01/02/2014	BRL	11,300	136
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	11.85%	01/02/2013		3,500	31
UBS Securities	Brazil Cetip Interbank Deposit Rate	Pay	10.77%	01/02/2014		5,600	18

All dollar amounts are shown in thousands (000's)

See accompanying notes

233

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Exchange Cleared Interest Rate Swaps

				(Pay)/Receive					Unrealized
	Floating Rate Index			Floating Rate Fixed Rate Expiration Date Notional Amount Appreciation/(Depreciation)
	3 Month LIBOR				Pay	4.00%	12/21/2041 $	13,300 $	267
	3 Month LIBOR				Pay	4.25%	06/15/2041	75,000	(1,248)
	3 Month LIBOR				Pay	2.00%	12/21/2021	4,900	(68)

All dollar amounts are shown in thousands (000's)

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions	Floating Rate Floating Exercise Expiration					Notional	Premiums	Market	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received) Value Appreciation/(Depreciation)
Call - 1 Year Interest Royal Bank of Scotland		3 Month	Receive	1.25%	04/30/2012	$ 42,700	$ 83	$ 305 $	222
Rate Swap	PLC	LIBOR

			Pay/
			Receive				Upfront
Written Swaptions	Floating Rate Floating Exercise Expiration					Notional	Premiums	Market	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received) Value Appreciation/(Depreciation)
Put - 1 Year Interest	Bank of America NA	3 Month	Receive	2.25%	05/28/2013	$ 46,200	$ (180)	$ (36) $	144
Rate Swap		LIBOR
Put - 1 Year Interest	Deutsche Bank AG	3 Month	Receive	1.75%	07/11/2013	210,900	(857)	(312)	545
Rate Swap		LIBOR
Put - 1 Year Interest	Goldman Sachs & Co	3 Month	Receive	0.65%	11/14/2011	37,500	(3)	(2)	1
Rate Swap		LIBOR
Put - 1 Year Interest	Goldman Sachs & Co	3 Month	Receive	1.00%	11/19/2012	43,100	(56)	(48)	8
Rate Swap		LIBOR
Put - 1 Year Interest	Royal Bank of Scotland	3 Month	Receive	1.75%	11/19/2012	48,300	(96)	(21)	75
Rate Swap	PLC	LIBOR
Put - 1 Year Interest	Royal Bank of Scotland	3 Month	Receive	2.00%	04/30/2012	85,400	(84)	(7)	77
Rate Swap	PLC	LIBOR
Put - 10 Year Interest Morgan Stanley & Co		3 Month	Receive	10.00%	07/10/2012	12,900	(20)	—	20
Rate Swap		LIBOR
Put - 2 Year Interest	Bank of America NA	3 Month	Receive	2.25%	09/24/2012	30,200	(113)	(16)	97
Rate Swap		LIBOR
Put - 2 Year Interest	Citibank NA	3 Month	Receive	2.25%	09/24/2012	3,600	(11)	(2)	9
Rate Swap		LIBOR
Put - 2 Year Interest	Deutsche Bank AG	3 Month	Receive	1.20%	07/11/2013	31,300	(205)	(252)	(47)
Rate Swap		LIBOR
Put - 2 Year Interest	Goldman Sachs & Co	3 Month	Receive	2.25%	09/24/2012	27,900	(76)	(15)	61
Rate Swap		LIBOR
Put - 2 Year Interest	Morgan Stanley & Co	3 Month	Receive	2.25%	09/24/2012	14,800	(42)	(8)	34
Rate Swap		LIBOR
Put - 2 Year Interest	Royal Bank of Scotland	3 Month	Receive	2.25%	09/24/2012	131,900	(467)	(70)	397
Rate Swap	PLC	LIBOR
Put - 3 Year Interest	Bank of America NA	3 Month	Receive	3.00%	06/18/2012	48,400	(166)	(12)	154
Rate Swap		LIBOR
Put - 3 Year Interest	Barclays Bank PLC	3 Month	Receive	3.00%	06/18/2012	45,500	(138)	(11)	127
Rate Swap		LIBOR
Put - 3 Year Interest	Citibank NA	3 Month	Receive	3.00%	06/18/2012	36,000	(130)	(9)	121
Rate Swap		LIBOR
Put - 3 Year Interest	Deutsche Bank AG	3 Month	Receive	3.00%	06/18/2012	26,300	(96)	(7)	89
Rate Swap		LIBOR
Put - 3 Year Interest	Deutsche Bank AG	3 Month	Receive	1.00%	08/13/2012	12,000	(118)	(92)	26
Rate Swap		LIBOR
Put - 3 Year Interest	Deutsche Bank AG	3 Month	Receive	2.75%	06/18/2012	25,400	(89)	(9)	80
Rate Swap		LIBOR
Put - 3 Year Interest	Royal Bank of Scotland	3 Month	Receive	2.75%	06/18/2012	25,200	(83)	(8)	75
Rate Swap	PLC	LIBOR
Put - 3 Year Interest	Royal Bank of Scotland	3 Month	Receive	3.00%	06/18/2012	65,900	(189)	(17)	172
Rate Swap	PLC	LIBOR
Put - 5 Year Interest	Citibank NA	3 Month	Receive	3.25%	07/16/2012	23,600	(207)	(42)	165
Rate Swap		LIBOR
Put - 5 Year Interest	Citibank NA	3 Month	Receive	1.70%	08/13/2012	73,300	(1,247)	(1,167)	80
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month	Receive	1.70%	08/13/2012	38,900	(469)	(619)	(150)
Rate Swap		LIBOR
Put - 5 Year Interest	Royal Bank of Scotland	3 Month	Receive	1.70%	08/13/2012	54,600	(673)	(870)	(197)
Rate Swap	PLC	LIBOR

See accompanying notes

234

			Schedule of Investments
			Core Plus Bond Fund I
				October 31, 2011

			Interest Rate Swaptions (continued)
			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate Floating Exercise Expiration				Notional	Premiums	Market	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount Paid/(Received) Value Appreciation/(Depreciation)
Put - 5 Year Interest	Royal Bank of Scotland	3 Month	Receive	3.25%	07/16/2012 $	7,800 $	(69)	$ (13) $	56
Rate Swap	PLC	LIBOR

All dollar amounts are shown in thousands (000's)

				Options
					Upfront Premiums				Unrealized
Written Options Outstanding		Exercise Price Expiration Date Contracts			Paid/(Received)		Market Value	Appreciation/(Depreciation)
Put - Eurodollar; March 2012		$ 99.00	03/19/2012		410	$ (105)	$ (46)	$ 59

All dollar amounts are shown in thousands (000's)

			Credit Default Swaptions
							Upfront
Written Swaptions	Counterparty		Buy/Sell Exercise Expiration			Notional	Premiums	Market	Unrealized
Outstanding	(Issuer)	Reference Entity Protection Rate			Date	Amount Paid/(Received) Value Appreciation/(Depreciation)
Call - 5 Year Credit	Bank of America	CDX.IG16.5Y	Sell	0.85%	12/21/2011 $	20,000	$ (9)	$ (6) $		3
Default Swap	NA
Call - 5 Year Credit	BNP Paribas	CDX.IG16.5Y	Sell	0.85%	12/21/2011	33,900	(13)	(8)		5
Default Swap
Call - 5 Year Credit	Deutsche Bank AG	CDX.IG16.5Y	Sell	0.82%	12/21/2011	18,000	(8)	(3)		5
Default Swap
Call - 5 Year Credit	Goldman Sachs &	CDX.IG16.5Y	Sell	0.85%	12/21/2011	11,200	(3)	(3)		–
Default Swap	Co
Call - 5 Year Credit	JP Morgan Chase	CDX.IG16.5Y	Sell	0.84%	12/21/2011	9,100	(3)	(1)		2
Default Swap
Call - 5 Year Credit	JP Morgan Chase	CDX.IG16.5Y	Sell	0.85%	12/21/2011	2,100	(1)	(1)		–
Default Swap
Call - 5 Year Credit	Morgan Stanley &	CDX.IG16.5Y	Sell	0.80%	12/21/2011	20,200	(7)	(2)		5
Default Swap	Co
Call - 5 Year Credit	Morgan Stanley &	CDX.IG16.5Y	Sell	0.85%	12/21/2011	7,800	(2)	(2)		–
Default Swap	Co
Call - 5 Year Credit	Morgan Stanley &	CDX.IG16.5Y	Sell	1.00%	12/21/2011	8,400	(8)	(11)		(3)
Default Swap	Co
Call - 5 Year Credit	UBS Securities	CDX.IG16.5Y	Sell	0.85%	12/21/2011	4,000	(2)	(1)		1
Default Swap
Put - 5 Year Credit	Bank of America	CDX.IG16.5Y	Sell	1.80%	12/21/2011	13,400	(30)	(9)		21
Default Swap	NA
Put - 5 Year Credit	Morgan Stanley &	CDX.IG16.5Y	Sell	1.50%	12/21/2011	8,400	(27)	(14)		13
Default Swap	Co

All dollar amounts are shown in thousands (000's)

Inflation Floor

							Upfront
	Counterparty	Strike			Expiration	Notional	Premiums		Unrealized
Description	(Issuer)	Index	Exercise Index		Date	Amount	Paid/(Received) Market Value Appreciation/(Depreciation)
Floor - US CPI Urban	Citibank NA	$ 216.69	Max of $0 or (0-		04/07/2020 $	12,500	$ (94)	$ (45)	$ 49
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$ 217.97	Max of $0 or (0-		09/29/2020	5,500	(63)	(23)		40
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$ 215.95	Max of $0 or (0-		03/12/2020	5,200	(37)	(19)		18
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Deutsche Bank AG	$ 215.95	Max of $0 or (0-		03/10/2020	1,800	(11)	(6)		5
Consumers NSA Index			(Index Final/Index
			Initial - 1))

All dollar amounts are shown in thousands (000's)

See accompanying notes

235

Schedule of Investments
Core Plus Bond Fund I
October 31, 2011

Written Forward Volatility Agreements

				Upfront
				Premiums		Unrealized
Description	Counterparty (Issuer)	Expiration Date	Contracts	Paid/(Received)	Market Value	Appreciation/(Depreciation)
Call & Put - USD Swaption Straddle on	Morgan Stanley & Co	11/14/2011	46,700,000	$ (17) $	(549)	$ (532)
the 2 Year Swap Rate, 1 Year Forward,
Strike determined on 11/14/2011

All dollar amounts are shown in thousands (000's)

Short Sales Outstanding

Security Description		Asset Type			Shares/Principal	Value
Fannie Mae Pool 4.00%, 11/01/2026		U.S. Government & Government Agency Obligations			$ 3,000 $	3,153

All dollar amounts are shown in thousands (000's)

See accompanying notes

236

Schedule of Investments
Diversified International Fund
October 31, 2011

COMMON STOCKS - 96.34%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 0.71%			Banks (continued)
Meggitt PLC	110,728	$ 683	Gunma Bank Ltd/The	136,000	$ 696
MTU Aero Engines Holding AG	106,560	7,136	Home Capital Group Inc	20,065	908
Saab AB	38,872	749	HSBC Holdings PLC	3,894,644	33,982
Safran SA	342,102	11,172	ICICI Bank Ltd ADR	225,049	8,363
		$ 19,740	Industrial and Commercial Bank of China Ltd	14,244,375	8,895
			Industrial Bank of Korea	212,460	2,789
Agriculture - 2.63%			Jeonbuk Bank	36,660	166
Astral Foods Ltd	33,942	505	Kasikornbank PCL	982,000	3,966
British American Tobacco PLC	715,114	32,788	Keiyo Bank Ltd/The	67,000	326
Bunge Ltd	70,550	4,358	Lloyds Banking Group PLC (a)	8,327,258	4,306
Golden Agri-Resources Ltd	4,604,000	2,357	Malayan Banking Bhd	2,164,500	5,876
Imperial Tobacco Group PLC	647,241	23,577	Mitsubishi UFJ Financial Group Inc	4,943,600	21,485
ITC Ltd	952,572	4,153	Musashino Bank Ltd/The	12,900	410
KT&G Corp	41,342	2,586	National Australia Bank Ltd	844,555	22,558
Perusahaan Perkebunan London Sumatra	2,411,100	593	National Bank of Canada	215,000	15,345
Indonesia Tbk PT			OTP Bank PLC	55,244	866
Souza Cruz SA	172,375	2,139	Sberbank of Russia	1,894,354	5,197
		$ 73,056	Sberbank of Russia ADR(a)	263,832	2,876
Airlines - 0.45%			Standard Chartered PLC	757,088	17,666
Air China Ltd	3,690,000	2,867	Sumitomo Mitsui Financial Group Inc	517,000	14,451
Air France-KLM (a)	277,208	2,105	Svenska Handelsbanken AB	383,661	11,019
Asiana Airlines (a)	182,130	1,306	Swedbank AB	1,213,675	16,992
Deutsche Lufthansa AG	463,557	6,298	Toronto-Dominion Bank/The	241,600	18,235
		$ 12,576			$ 345,960

Apparel - 0.49%			Beverages - 1.00%
Burberry Group PLC	640,388	13,748	Anheuser-Busch InBev NV	283,390	15,716
			Cia de Bebidas das Americas ADR	200,602	6,764
			Fomento Economico Mexicano SAB de CV	79,679	5,342
Automobile Manufacturers - 3.41%			ADR
Bayerische Motoren Werke AG	205,305	16,678			$ 27,822
Daihatsu Motor Co Ltd	393,000	6,916
Daimler AG	284,062	14,427	Building Materials - 0.24%
Great Wall Motor Co Ltd	1,474,500	2,002	Central Glass Co Ltd	154,000	688
Hyundai Motor Co	41,859	8,430	China National Building Material Co Ltd	2,130,152	2,729
Kia Motors Corp	140,222	8,990	HeidelbergCement AG	51,053	2,311
Mahindra & Mahindra Ltd	302,149	5,332	Sumitomo Osaka Cement Co Ltd	274,000	830
Nissan Motor Co Ltd	1,453,400	13,364			$ 6,558
Peugeot SA	89,074	1,938
Renault SA	57,715	2,411	Chemicals - 4.65%
			Agrium Inc	114,100	9,407
Volvo AB - B Shares	1,142,331	14,218	Arkema SA	9,524	647
		$ 94,706	Asahi Kasei Corp	1,238,000	7,342
Automobile Parts & Equipment - 0.97%			BASF SE	360,558	26,319
Continental AG (a)	125,972	9,394	China Petrochemical Development Corp	1,127,900	1,310
Faurecia	183,743	4,858	Croda International PLC	36,882	1,037
Georg Fischer AG (a)	2,312	958	Formosa Chemicals & Fibre Corp	1,074,000	3,108
Pirelli & C SpA	1,066,727	9,414	Formosa Plastics Corp	798,000	2,347
Plastic Omnium SA	23,669	658	Honam Petrochemical Corp	7,788	2,125
Sungwoo Hitech Co Ltd	52,402	865	Incitec Pivot Ltd	1,952,368	7,072
Valeo SA	15,499	778	Johnson Matthey PLC	253,747	7,632
		$ 26,925	Koninklijke DSM NV	142,965	7,316
			Lanxess AG	17,886	1,045
Banks - 12.46%			LG Chem Ltd	7,144	2,305
Aareal Bank AG (a)	183,510	3,677
			Linde AG	62,437	9,891
ABSA Group Ltd	255,622	4,583	Lintec Corp	39,014	824
Australia & New Zealand Banking Group Ltd	882,280	19,936	Potash Corp of Saskatchewan Inc	376,500	17,821
Banco do Brasil SA	387,164	5,908	Sasol Ltd	130,271	5,859
Banco Santander Chile SA ADR	26,570	2,170	Taekwang Industrial Co Ltd	361	480
Bangkok Bank PCL	1,280,100	6,487	Tessenderlo Chemie NV	14,794	459
Bank Mandiri Tbk PT	4,201,595	3,352	Uralkali OJSC	72,246	3,113
Bank of China Ltd	7,889,300	2,808	USI Corp	496,000	530
Bank Rakyat Indonesia Persero Tbk PT	6,336,500	4,764	Yara International ASA	217,040	10,264
Banque Cantonale Vaudoise	1,595	826	Zeon Corp	92,000	847
Barclays PLC	2,272,790	7,046			$ 129,100
BNP Paribas	196,289	8,765
Canadian Imperial Bank of Commerce/Canada	221,600	16,696	Coal - 0.21%
China Construction Bank Corp	9,866,129	7,249	China Shenhua Energy Co Ltd	319,500	1,462
Credicorp Ltd	18,453	2,007	Coal India Ltd	510,973	3,465
DBS Group Holdings Ltd	1,532,000	14,964	Yanzhou Coal Mining Co Ltd	322,000	797
DnB NOR ASA	1,485,707	17,185			$ 5,724
Governor & Co of the Bank of Ireland/The (a)	1,166,941	164

See accompanying notes

237

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services - 0.45%			Electronics (continued)
Aggreko PLC	181,769	$ 4,983	Murata Manufacturing Co Ltd	127,000	$ 7,094
Altran Technologies SA (a)	107,574	545	Radiant Opto-Electronics Corp	850,000	2,498
Bangkok Expressway PCL (b)	793,600	422	Spectris PLC	35,756	731
Cape PLC	70,284	544	Topco Scientific Co Ltd	221,000	320
Cielo SA	153,300	4,092	Yageo Corp	4,273,000	1,287
Emeco Holdings Ltd	833,830	864			$ 44,367
Valid Solucoes e Servicos de Seguranca em	46,536	553
Meios de Pagamento e Identificacao S.A			Engineering & Construction - 1.40%
Xiamen International Port Co Ltd	3,414,000	495	Bilfinger Berger SE	97,064	8,664
		$ 12,498	Budimex SA	15,003	376
			China Communications Construction Co Ltd	4,300,000	3,243
Computers - 0.54%			CTCI Corp	518,000	659
Asustek Computer Inc	293,620	2,042	Flughafen Zuerich AG	1,599	613
Infosys Ltd ADR	27,925	1,636	Monadelphous Group Ltd	48,186	917
Lenovo Group Ltd	8,092,000	5,440	NRW Holdings Ltd	274,117	697
Tata Consultancy Services Ltd	257,031	5,845	PBG SA	26,739	728
		$ 14,963	SembCorp Industries Ltd	2,188,000	7,214
			Taeyoung Engineering & Construction Co Ltd	93,410	496
Cosmetics & Personal Care - 0.27%			Vinci SA	313,754	15,386
Kao Corp	288,000	7,555			$ 38,993

			Entertainment - 0.03%
Distribution & Wholesale - 0.58%			William Hill PLC	222,206	771
Inchcape PLC	104,654	546
Ship Healthcare Holdings Inc	37,100	902
Sumitomo Corp	1,181,431	14,628	Environmental Control - 0.02%
		$ 16,076	Derichebourg SA (a)	132,514	528

Diversified Financial Services - 1.72%
African Bank Investments Ltd	351,513	1,518	Food - 5.20%
Century Tokyo Leasing Corp	40,100	802	Aryzta AG	16,556	798
Daishin Securities Co Ltd	54,370	498	BRF - Brasil Foods SA	140,100	2,909
Fubon Financial Holding Co Ltd	1,600,048	1,876	Charoen Pokphand Foods PCL (b)	4,138,100	4,040
Hana Financial Group Inc	125,510	4,484	Cosan SA Industria e Comercio	196,200	3,059
IGM Financial Inc	122,286	5,280	Danone	174,196	12,076
Intermediate Capital Group PLC	880,472	3,448	Jeronimo Martins SGPS SA	554,488	9,508
Jaccs Co Ltd	204,000	674	Kerry Group PLC	1,563	58
KB Financial Group Inc	209,373	8,111	Kerry Group PLC	195,914	7,266
Mega Financial Holding Co Ltd	5,324,640	4,093	Nestle SA	730,628	42,258
ORIX Corp	184,810	16,129	Nutreco NV	116,695	7,753
Provident Financial PLC	45,647	811	Sao Martinho SA	44,411	530
		$ 47,724	Suedzucker AG	379,503	11,085
			Unilever NV	851,890	29,410
Electric - 1.03%			Viscofan SA	22,764	874
Atco Ltd/Canada	15,800	965	WM Morrison Supermarkets PLC	2,643,130	12,818
China Power International Development Ltd	3,010,000	637			$ 144,442
CLP Holdings Ltd	1,201,500	10,703
International Power PLC	1,293,218	7,015	Forest Products & Paper - 0.40%
Ratchaburi Electricity Generating Holding	349,400	468	Stora Enso OYJ	340,714	2,156
PCL (b)			Sumitomo Forestry Co Ltd	61,700	534
SSE PLC	404,591	8,742	Svenska Cellulosa AB	438,926	6,408
		$ 28,530	UPM-Kymmene OYJ	175,571	2,053
					$ 11,151
Electrical Components & Equipment - 1.59%
FSP Technology Inc	173,000	143	Gas - 0.27%
Harbin Electric Co Ltd	1,030,000	1,038	Keyera Corp	22,484	1,026
Hitachi Ltd	3,240,739	17,365	National Grid PLC	659,747	6,559
Leoni AG	81,201	3,390			$ 7,585
Mitsubishi Electric Corp	1,061,000	9,818
Schneider Electric SA	172,275	10,116	Hand & Machine Tools - 0.04%
Simplo Technology Co Ltd	406,900	2,394	Techtronic Industries Co	1,166,500	1,009
		$ 44,264
			Healthcare - Products - 1.13%
Electronics - 1.60%			Coloplast A/S	85,209	12,391
Alps Electric Co Ltd	101,100	761	Elekta AB	256,674	10,250
Anritsu Corp	554,000	6,264	Fresenius SE & Co KGaA	83,783	8,227
E Ink Holdings Inc	763,000	1,558	Opto Circuits India Ltd	74,327	382
FLEXium Interconnect Inc	219,000	570			$ 31,250
Hamamatsu Photonics KK	137,500	5,231
Hon Hai Precision Industry Co Ltd	1,759,241	4,823	Holding Companies - Diversified - 0.64%
Keyence Corp	39,600	10,067	GS Holdings	48,552	2,797
Kyocera Corp	28,200	2,479	Haci Omer Sabanci Holding AS ADR	3	—
Maruwa Co Ltd/Aichi	15,800	684	Imperial Holdings Ltd	304,530	4,476

See accompanying notes

238

Schedule of Investments
Diversified International Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Holding Companies - Diversified (continued)			Machinery - Diversified (continued)
KOC Holding AS	745,789	$ 2,651	Weir Group PLC/The	357,280	$ 10,946
Swire Pacific Ltd	678,500	7,840			$ 27,286

		$ 17,764	Media - 0.05%
Home Builders - 0.03%			Cogeco Cable Inc	12,825	610
Persimmon PLC	113,457	905	SKY Perfect JSAT Holdings Inc	1,610	783
					$ 1,393

Home Furnishings - 0.83%			Metal Fabrication & Hardware - 0.12%
De'Longhi SpA	81,213	888	Catcher Technology Co Ltd	431,000	2,402
Samsung Electronics Co Ltd	25,712	22,134	JFE Shoji Holdings Inc	111,000	450
		$ 23,022	Ryobi Ltd	88,000	355

Insurance - 3.27%					$ 3,207
Allianz SE	38,478	4,281	Mining - 6.47%
AXA SA	284,753	4,580	Anglo American PLC	435,928	15,981
Challenger Ltd/AU	148,116	706	Antofagasta PLC	130,645	2,432
China Life Insurance Co Ltd	388,000	1,003	Avocet Mining PLC	83,175	306
Helvetia Holding AG	2,787	1,019	B2Gold Corp (a)	202,400	745
Lancashire Holdings Ltd	56,626	650	Barrick Gold Corp	404,000	19,946
Legal & General Group PLC	7,473,773	13,166	BHP Billiton Ltd	779,487	30,513
LIG Insurance Co Ltd	4,460	95	BHP Billiton PLC	68,492	2,157
PICC Property & Casualty Co Ltd	1,358,000	1,883	Boliden AB	76,961	1,094
Ping An Insurance Group Co	757,000	5,614	Centerra Gold Inc	386,100	7,654
Prudential PLC	1,759,221	18,171	China Qinfa Group Ltd (a),(b)	2,066,000	401
Sampo OYJ	585,116	16,083	Cia de Minas Buenaventura SA ADR	110,174	4,509
Samsung Fire & Marine Insurance Co Ltd	10,116	2,151	DRDGOLD Ltd	865,549	571
Sanlam Ltd	1,276,741	4,772	Fortuna Silver Mines Inc (a)	77,272	491
Zurich Financial Services (a)	71,722	16,528	Gold Fields Ltd	221,937	3,847
		$ 90,702	Grupo Mexico SAB de CV	1,220,200	3,382
			Gujarat Mineral Development Corp Ltd	92,935	334

Internet - 0.48%			IAMGOLD Corp	484,597	10,419
ASOS PLC (a)	22,456	560	Industrias Penoles SAB de CV	129,035	5,190
Baidu Inc/China ADR(a)	4,935	692	Jiangxi Copper Co Ltd	832,000	2,011
Dena Co Ltd	105,000	4,532	Kazakhmys PLC	145,082	2,145
Gree Inc	217,500	7,018	KGHM Polska Miedz SA	75,581	3,649
PChome Online Inc	79,000	517	Korea Zinc Co Ltd	12,079	3,540
		$ 13,319	Medusa Mining Ltd	122,338	860
Investment Companies - 0.93%			Pan American Silver Corp	162,600	4,543
Cheung Kong Infrastructure Holdings Ltd	733,000	3,926	Pan Australian Resources Ltd (a)	354,106	1,196
Investor AB	470,272	9,198	Quadra FNX Mining Ltd (a)	77,400	893
Kinnevik Investment AB	355,979	7,439	Rio Tinto Ltd	431,243	30,961
Resolution Ltd	1,215,983	5,351	SEMAFO Inc (a)	101,000	775
		$ 25,914	Sterlite Industries India Ltd ADR	201,352	2,078
			Vedanta Resources PLC	114,158	2,330
Iron & Steel - 0.81%			Xstrata PLC	355,764	5,926
ArcelorMittal	293,812	6,092	Yamana Gold Inc	580,700	8,669
Ferrexpo PLC	177,951	916			$ 179,548
Kumba Iron Ore Ltd	67,476	3,986
Mount Gibson Iron Ltd	494,828	791	Miscellaneous Manufacturing - 1.46%
Outokumpu OYJ	276,803	2,340	Aalberts Industries NV	53,445	940
POSCO ADR	44,660	3,837	IMI PLC	753,369	9,929
Severstal OAO	152,927	2,233	Melrose PLC	148,503	784
SSAB AB - A Shares	250,015	2,417	Morgan Crucible Co PLC	204,419	928
		$ 22,612	Siemens AG	257,296	26,970
			Singamas Container Holdings Ltd	2,534,000	572
Leisure Products & Services - 0.39%			Tokai Rubber Industries Ltd	31,900	401
Sega Sammy Holdings Inc	503,900	10,956			$ 40,524

			Office & Business Equipment - 0.90%
Lodging - 0.15%			Canon Inc	547,500	24,855
Genting Bhd	1,201,000	4,183

			Oil & Gas - 9.39%
Machinery - Construction & Mining - 0.45%			Afren PLC (a)	558,364	883
Atlas Copco AB - A Shares	569,250	12,375	Aurora Oil & Gas Ltd (a)	318,106	958
			Bangchak Petroleum PCL (b)	1,582,300	887
Machinery - Diversified - 0.98%			BG Group PLC	1,488,630	32,280
Daifuku Co Ltd	78,000	405	BP PLC	895,855	6,593
Duerr AG	11,546	503	Canadian Natural Resources Ltd	431,900	15,235
IHI Corp	3,163,000	7,205	China Petroleum & Chemical Corp	2,188,000	2,069
Mitsubishi Heavy Industries Ltd	2,019,000	8,227	CNOOC Ltd	3,201,000	6,051
			Gazprom OAO ADR	922,071	10,761

See accompanying notes

239

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			REITS (continued)
Lukoil OAO ADR	150,435	$ 8,755	United Urban Investment Corp	701	$ 790
Lundin Petroleum AB (a)	56,060	1,368			$ 29,631
NovaTek OAO	19,918	2,779
Oil & Natural Gas Corp Ltd	444,170	2,523	Retail - 2.97%
PetroChina Co Ltd	6,675,494	8,666	361 Degrees International Ltd	1,668,000	811
Petroleo Brasileiro SA ADR	496,562	13,412	Alimentation Couche Tard Inc	263,700	7,937
Petrominerales Ltd	34,404	908	Aoyama Trading Co Ltd	49,500	782
Repsol YPF SA	605,666	18,230	Arcos Dorados Holdings Inc	111,859	2,617
Rosneft Oil Co	363,009	2,572	Cie Financiere Richemont SA	218,023	12,420
Royal Dutch Shell PLC - A Shares	296,142	10,491	Dollarama Inc	23,200	873
			Dufry AG (a)	8,138	871
Royal Dutch Shell PLC - B Shares	1,214,996	43,592
Seadrill Ltd	444,114	14,584	Giordano International Ltd	1,076,000	812
SK Holdings Co Ltd	41,827	5,568	GOME Electrical Appliances Holding Ltd	12,442,000	3,815
Statoil ASA	506,001	12,839	Inditex SA	76,425	6,938
Thai Oil PCL (b)	907,379	1,698	Jean Coutu Group PJC Inc/The	67,954	869
Total SA	675,764	35,260	Kohnan Shoji Co Ltd	45,100	782
Tupras Turkiye Petrol Rafinerileri AS	73,397	1,654	K's Holdings Corp	22,380	940
		$ 260,616	Lojas Renner SA	90,140	2,741
			Shoppers Drug Mart Corp	304,400	12,796
Oil & Gas Services - 1.12%			Tim Hortons Inc	233,300	11,483
Canyon Services Group Inc	80,900	971	Tsuruha Holdings Inc	11,500	587
John Wood Group PLC	878,660	8,699	UNY Co Ltd	89,500	807
Saipem SpA	223,700	9,996	Woolworths Holdings Ltd/South Africa	622,175	3,159
Technip SA	121,462	11,485	Xebio Co Ltd	31,700	767
		$ 31,151	Yamada Denki Co Ltd	133,640	9,611

Pharmaceuticals - 5.29%					$ 82,418
AstraZeneca PLC	347,868	16,701	Semiconductors - 0.85%
Chong Kun Dang Pharm Corp	30,280	587	ARM Holdings PLC	952,090	8,933
GlaxoSmithKline PLC	246,489	5,532	ASM International NV	31,927	899
KYORIN Holdings Inc	38,000	699	Formosa Advanced Technologies Co Ltd	310,000	285
Novartis AG	637,407	35,909	Powertech Technology Inc	43,600	106
Novo Nordisk A/S	201,134	21,354	STMicroelectronics NV	285,565	1,979
Ranbaxy Laboratories Ltd	143,879	1,476	Taiwan Semiconductor Manufacturing Co Ltd	4,643,605	11,316
Recordati SpA	79,642	693			$ 23,518
Roche Holding AG	199,477	32,728
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	227,650	215	Shipbuilding - 0.15%
Shire PLC	670,630	21,048	Hyundai Heavy Industries Co Ltd	15,281	4,083
Takeda Pharmaceutical Co Ltd	217,700	9,814
		$ 146,756	Software - 1.28%
			Capcom Co Ltd	275,500	7,207

Publicly Traded Investment Fund - 0.02%			Konami Corp	249,600	8,133
iShares MSCI India (a)	102,624	655	Open Text Corp (a)	11,300	692
			SAP AG	323,382	19,554
Real Estate - 1.71%					$ 35,586
Brookfield Asset Management Inc	653,938	18,921
Capital Property Fund	480,690	539	Storage & Warehousing - 0.01%
Castellum AB	52,829	715	Sumitomo Warehouse Co Ltd/The	92,000	412
Cheung Kong Holdings Ltd	269,000	3,334
Daito Trust Construction Co Ltd	133,900	11,864	Telecommunications - 8.58%
Ez Tec Empreendimentos e Participacoes SA	71,434	649	Advanced Info Service PCL (b)	808,700	3,408
Fantasia Holdings Group Co Ltd	5,934,000	618	America Movil SAB de CV ADR	191,642	4,871
Gazit-Globe Ltd	55,563	607	BT Group PLC	6,191,451	18,681
Great Eagle Holdings Ltd	342,000	760	China Mobile Ltd	919,139	8,736
Helbor Empreendimentos SA	47,900	615	China Telecom Corp Ltd	6,124,000	3,781
Mah Sing Group Bhd	880,500	583	China Unicom Hong Kong Ltd	1,140,000	2,292
Mitsui Fudosan Co Ltd	412,000	6,852	Chunghwa Telecom Co Ltd	1,637,000	5,477
Sunway Bhd (a)	654,800	497	HTC Corp	152,500	3,427
Wihlborgs Fastigheter AB	62,954	860	Hutchison Telecommunications Hong Kong	2,294,666	816
		$ 47,414	Holdings Ltd
			Manitoba Telecom Services Inc	192,100	6,154
REITS - 1.07%			MobileOne Ltd	327,000	639
CapitaMall Trust	3,567,000	5,300	MTN Group Ltd	502,247	8,729
Dundee Real Estate Investment Trust	25,900	858
Eurocommercial Properties NV	19,796	844	Nippon Telegraph & Telephone Corp	343,400	17,615
			NTT DoCoMo Inc	12,917	22,941
Gecina SA	8,446	835	Oki Electric Industry Co Ltd (a)	703,000	598
GZI Real Estate Investment Trust	1,146,000	526	QSC AG (a)	122,752	403
Mirvac Group	5,816,903	7,617	Samart Corp PCL (b)	1,940,500	452
RioCan Real Estate Investment Trust	297,000	7,536	Sistema JSFC	201,151	3,425
Suntec Real Estate Investment Trust	833,000	819	Softbank Corp	427,100	13,862
Unibail-Rodamco SE	22,667	4,506	Taiwan Mobile Co Ltd (a)	1,452,000	4,161

See accompanying notes

240

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)			(continued)	Amount (000's)	Value (000's)
TDC A/S	788,226	$ 6,472	Banks (continued)
Tele2 AB	467,391	9,842	Investment in Joint Trading Account; Deutsche $	14,313	$ 14,313
Telecom Corp of New Zealand Ltd	4,006,381	8,180	Bank Repurchase Agreement; 0.10% dated
Telefonaktiebolaget LM Ericsson	1,113,261	11,604	10/31/11 maturing 11/01/11 (collateralized
Telenet Group Holding NV (a)	155,058	5,981	by US Government Securities;
Telenor ASA	770,195	13,719	$14,599,149; 0.00% - 0.05%; dated
Tim Participacoes SA ADR(a)	135,834	3,537	12/21/11 - 10/15/29)
Vodacom Group Ltd	478,825	5,402	Investment in Joint Trading Account; Merrill	13,429	13,429
Vodafone Group PLC	15,484,516	42,996	Lynch Repurchase Agreement; 0.09%
		$ 238,201	dated 10/31/11 maturing 11/01/11
			(collateralized by US Government
Textiles - 0.11%			Securities; $13,697,213; 0.00% - 8.13%;
Alok Industries Ltd	1,371,789	590	dated 11/25/11 - 09/15/60)
Cia Hering	84,000	1,881			$ 39,669
Raymond Ltd	71,548	569	TOTAL REPURCHASE AGREEMENTS		$ 39,669
		$ 3,040	Total Investments		$ 2,779,378
Toys, Games & Hobbies - 0.25%			Liabilities in Excess of Other Assets, Net - (0.11)%		$ (3,168)
Namco Bandai Holdings Inc	471,200	6,832	TOTAL NET ASSETS - 100.00%		$ 2,776,210

Transportation - 1.14%			(a) Non-Income Producing Security
Canadian National Railway Co	285,000	22,325	(b)	Market value is determined in accordance with procedures established in
Stagecoach Group PLC	180,122	716	good faith by the Board of Directors. At the end of the period, the value of
West Japan Railway Co	206,200	8,738	these securities totaled $11,776 or 0.42% of net assets.
		$ 31,779

Water - 0.95%
Pennon Group PLC	794,175	8,872	Unrealized Appreciation (Depreciation)
Severn Trent PLC	313,511	7,631	The net federal income tax unrealized appreciation (depreciation) and federal tax
United Utilities Group PLC	1,004,745	9,794	cost of investments held as of the period end were as follows:
		$ 26,297
TOTAL COMMON STOCKS		$ 2,674,575	Unrealized Appreciation		$ 226,937
PREFERRED STOCKS - 2.34%	Shares Held	Value (000's)	Unrealized Depreciation		(132,310)
			Net Unrealized Appreciation (Depreciation)		$ 94,627
Apparel - 0.30%			Cost for federal income tax purposes		$ 2,684,751
Hugo Boss AG	87,655	8,324

			All dollar amounts are shown in thousands (000's)
Automobile Manufacturers - 0.66%
Volkswagen AG	105,207	18,321

Banks - 0.52%
Banco Bradesco SA	348,103	6,306
Itau Unibanco Holding SA	422,366	8,111
		$ 14,417

Electric - 0.17%
Cia Energetica de Minas Gerais	158,700	2,658
Cia Paranaense de Energia	100,000	2,005
		$ 4,663

Healthcare - Products - 0.02%
Draegerwerk AG & Co KGaA	6,167	646

Mining - 0.56%
Vale SA	654,729	15,578

Telecommunications - 0.11%
Telefonica Brasil SA	109,470	3,185

TOTAL PREFERRED STOCKS		$ 65,134
	Maturity
REPURCHASE AGREEMENTS - 1.43%	Amount (000's)	Value (000's)

Banks - 1.43%
Investment in Joint Trading Account; Credit	$ 11,927	$ 11,927
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $12,165,957; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

241

Schedule of Investments
Diversified International Fund
October 31, 2011

Portfolio Summary (unaudited)
Country	Percent
United Kingdom	15 .76%
Japan	13 .15%
Canada	8 .90%
Germany	7 .47%
Switzerland	5 .53%
France	4 .63%
Australia	4 .53%
Sweden	4 .21%
Netherlands	3 .64%
Korea, Republic Of	3 .20%
Brazil	3 .11%
China	2 .43%
Taiwan, Province Of China	2 .07%
Norway	1 .94%
United States	1 .79%
South Africa	1 .73%
Hong Kong	1 .66%
Russian Federation	1 .50%
Denmark	1 .45%
India	1 .31%
Singapore	1 .16%
Ireland	1 .03%
Spain	0 .94%
Finland	0 .81%
Belgium	0 .81%
Thailand	0.78%
Italy	0 .76%
Mexico	0 .68%
Bermuda	0 .55%
Malaysia	0 .40%
Portugal	0 .34%
Indonesia	0 .31%
New Zealand	0 .30%
Peru	0 .23%
Luxembourg	0 .22%
Guernsey	0 .19%
Turkey	0 .17%
Poland	0 .17%
Argentina	0 .09%
Chile	0 .08%
Colombia	0 .03%
Hungary	0 .03%
Israel	0 .02%
Liabilities in Excess of Other Assets, Net	(0 .11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

242

Schedule of Investments Equity Income Fund October 31, 2011

COMMON STOCKS - 98.16%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.86%			Food - 2.68%
Lockheed Martin Corp	386,424	$ 29,329	General Mills Inc	448,621	$ 17,285
Raytheon Co	776,526	34,315	Kellogg Co	288,948	15,664
		$ 63,644	Kraft Foods Inc	1,404,623	49,415
			Kroger Co/The	399,400	9,258
Apparel - 1.34%					$ 91,622
VF Corp	331,585	45,832
			Gas - 1.13%

Automobile Manufacturers - 0.34%			Sempra Energy	717,000	38,524
PACCAR Inc	273,242	11,815
			Healthcare - Products - 1.11%
			Becton Dickinson and Co	86,500	6,767
Automobile Parts & Equipment - 0.63%			Medtronic Inc	904,089	31,408
Autoliv Inc	240,047	13,867
Johnson Controls Inc	236,529	7,789			$ 38,175
		$ 21,656	Insurance - 7.08%
			ACE Ltd	1,147,900	82,821
Banks - 7.75%			Allianz SE ADR	1,389,745	15,565
Australia & New Zealand Banking Group Ltd	395,986	8,894	Allstate Corp/The	1,013,289	26,690
ADR			Chubb Corp/The	575,000	38,554
Banco Santander SA ADR	3,380,844	28,940
Bank of Nova Scotia	657,609	34,597	Fidelity National Financial Inc	1,954,175	30,172
			MetLife Inc	765,600	26,919
JP Morgan Chase & Co	2,047,660	71,176	Validus Holdings Ltd	790,890	21,639
M&T Bank Corp	446,922	34,015
PNC Financial Services Group Inc	851,309	45,724			$ 242,360
US Bancorp	1,645,593	42,111	Leisure Products & Services - 1.04%
		$ 265,457	Carnival Corp	1,007,500	35,474

Beverages - 1.34%
Coca-Cola Co/The	202,300	13,821	Machinery - Diversified - 1.30%
Dr Pepper Snapple Group Inc	723,669	27,102	Deere & Co	586,900	44,546
Molson Coors Brewing Co	115,900	4,907

		$ 45,830	Media - 0.45%
Chemicals - 1.07%			Walt Disney Co/The	441,591	15,403
Air Products & Chemicals Inc	158,100	13,619
EI du Pont de Nemours & Co	476,200	22,891	Mining - 0.67%
		$ 36,510	BHP Billiton Ltd ADR	294,800	23,018
Commercial Services - 0.58%
Automatic Data Processing Inc	380,500	19,912	Miscellaneous Manufacturing - 2.73%
			3M Co	308,200	24,354
Consumer Products - 0.51%			Parker Hannifin Corp	568,400	46,353
Kimberly-Clark Corp	249,200	17,372	Siemens AG ADR	217,300	22,810
					$ 93,517

Distribution & Wholesale - 2.04%			Oil & Gas - 9.17%
Genuine Parts Co	1,217,477	69,920	Chevron Corp	743,500	78,105
			Diamond Offshore Drilling Inc	64,554	4,231
			Encana Corp	1,302,900	28,273
Diversified Financial Services - 4.04%			Exxon Mobil Corp	688,900	53,796
AllianceBernstein Holding LP	2,020,298	28,627	Marathon Oil Corp	1,140,800	29,695
BlackRock Inc	300,689	47,446	Marathon Petroleum Corp	1,115,900	40,061
Federated Investors Inc	1,322,327	25,838	Penn West Petroleum Ltd	1,527,380	27,371
NYSE Euronext	1,373,082	36,483	Total SA ADR	1,003,278	52,471
		$ 138,394			$ 314,003

Electric - 4.34%			Pharmaceuticals - 13.77%
NextEra Energy Inc	797,900	45,002	Abbott Laboratories	1,417,100	76,339
Progress Energy Inc	1,000,045	52,102	Bristol-Myers Squibb Co	2,081,978	65,770
Wisconsin Energy Corp	210,800	6,836	GlaxoSmithKline PLC ADR	1,240,043	55,541
Xcel Energy Inc	1,726,400	44,628	Johnson & Johnson	534,000	34,384
		$ 148,568	Merck & Co Inc	2,029,480	70,017
Electrical Components & Equipment - 1.02%			Novartis AG ADR	769,376	43,447
Emerson Electric Co	722,700	34,776	Pfizer Inc	3,275,345	63,083
			Roche Holding AG ADR	1,036,225	42,382
			Teva Pharmaceutical Industries Ltd ADR	504,062	20,591
Electronics - 0.61%					$ 471,554
Honeywell International Inc	398,900	20,902
			Pipelines - 2.28%
			Enterprise Products Partners LP	1,058,543	47,455
Entertainment - 0.28%			Kinder Morgan Energy Partners LP	403,095	30,631
OPAP SA ADR	1,677,400	9,611			$ 78,086

See accompanying notes

243

Schedule of Investments Equity Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

REITS - 6.16%			(continued)	Amount (000's)	Value (000's)
American Capital Agency Corp	775,030	$ 21,321	Banks (continued)
Annaly Capital Management Inc	4,040,656	68,085	Investment in Joint Trading Account; Merrill	$ 15,554	$ 15,554
Chimera Investment Corp	3,882,304	11,686	Lynch Repurchase Agreement; 0.09%
Digital Realty Trust Inc	1,259,036	78,475	dated 10/31/11 maturing 11/01/11
HCP Inc	397,085	15,824	(collateralized by US Government
Health Care REIT Inc	297,400	15,670	Securities; $15,865,255; 0.00% - 8.13%;
		$ 211,061	dated 11/25/11 - 09/15/60)
					$ 45,948
Retail - 3.89%			TOTAL REPURCHASE AGREEMENTS		$ 45,948
Costco Wholesale Corp	201,000	16,733
McDonald's Corp	568,472	52,783	Total Investments		$ 3,415,648
Wal-Mart Stores Inc	1,122,100	63,645	Other Assets in Excess of Liabilities, Net - 0.24%		$ 8,207
		$ 133,161	TOTAL NET ASSETS - 100.00%		$ 3,423,855

Semiconductors - 5.14%
Applied Materials Inc	792,057	9,758
Intel Corp	3,260,200	80,005
Maxim Integrated Products Inc	429,200	11,228	Unrealized Appreciation (Depreciation)
Microchip Technology Inc	1,204,764	43,564	The net federal income tax unrealized appreciation (depreciation) and federal tax
Taiwan Semiconductor Manufacturing Co Ltd	2,485,607	31,369	cost of investments held as of the period end were as follows:
ADR
		$ 175,924	Unrealized Appreciation		$ 623,110
Software - 1.61%			Unrealized Depreciation		(150,033)
Microsoft Corp	2,067,800	55,065	Net Unrealized Appreciation (Depreciation)		$ 473,077
			Cost for federal income tax purposes		$ 2,942,571

Telecommunications - 3.70%			All dollar amounts are shown in thousands (000's)
BCE Inc	1,031,900	40,873
CenturyLink Inc	423,811	14,944	Portfolio Summary (unaudited)
Verizon Communications Inc	753,900	27,879	Sector		Percent
Vodafone Group PLC ADR	1,544,062	42,987	Financial		26 .63%
		$ 126,683	Consumer, Non-cyclical		19 .99%
Toys, Games & Hobbies - 3.24%			Consumer, Cyclical		12 .80%
Hasbro Inc	1,069,789	40,716	Energy		11.45%
Mattel Inc	2,486,719	70,225	Industrial		10 .78%
		$ 110,941	Technology		6 .75%
			Utilities		5 .47%
Transportation - 3.26%			Communications		4 .15%
Norfolk Southern Corp	479,900	35,508	Basic Materials		1 .74%
Union Pacific Corp	338,792	33,734	Other Assets in Excess of Liabilities, Net		0 .24%
United Parcel Service Inc	601,700	42,263	TOTAL NET ASSETS		100.00%
		$ 111,505
TOTAL COMMON STOCKS		$ 3,360,821
PREFERRED STOCKS - 0.26%	Shares Held	Value (000's)

REITS - 0.26%
Public Storage Inc 6.63%; Series M	348,351	8,879

TOTAL PREFERRED STOCKS		$ 8,879
	Maturity
REPURCHASE AGREEMENTS - 1.34%	Amount (000's)	Value (000's)

Banks - 1.34%
Investment in Joint Trading Account; Credit	$ 13,815	$ 13,815
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $14,091,626; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	16,578	16,579
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$16,909,952; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)

See accompanying notes

244

Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS - 25.31%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Agriculture - 0.03%			Cosmetics & Personal Care - 0.06%
Universal Corp/VA	18,036	$ 772	Procter & Gamble Co	23,431	$ 1,499

Airlines - 0.03%			Distribution & Wholesale - 0.12%
Cathay Pacific Airways Ltd	420,000	762	ITOCHU Corp	109,200	1,080
			Marubeni Corp	54,000	314
			Mitsui & Co Ltd	56,700	828
Automobile Manufacturers - 0.04%			Sumitomo Corp	90,300	1,118
Daimler AG	12,645	642
Tata Motors Ltd ADR	23,686	475			$ 3,340
		$ 1,117	Diversified Financial Services - 0.18%
			Aberdeen Asset Management PLC	131,171	404
Banks - 0.88%			ARA Asset Management Ltd (b)	1,476,400	1,529
Australia & New Zealand Banking Group Ltd	85,489	1,932
BOC Hong Kong Holdings Ltd	381,000	906	BGC Partners Inc	111,130	761
			IGM Financial Inc	16,300	704
Canadian Imperial Bank of Commerce/Canada	4,492	338	Intermediate Capital Group PLC	170,766	669
Capital One Financial Corp	23,116	1,055
Citigroup Inc	12,206	386	Mega Financial Holding Co Ltd	1,171,980	901
Commonwealth Bank of Australia	36,542	1,877			$ 4,968
DBS Group Holdings Ltd	115,873	1,132	Electric - 1.51%
DnB NOR ASA	68,087	787	Ameren Corp	39,375	1,255
FNB Corp/PA	80,337	811	Avista Corp	26,259	668
JP Morgan Chase & Co	61,274	2,130	CPFL Energia SA ADR	30,000	780
KBC Groep NV	30,462	675	DTE Energy Co	48,000	2,501
Mitsubishi UFJ Financial Group Inc	329,900	1,434	Duke Energy Corp	72,189	1,474
Mizuho Financial Group Inc	764,400	1,070	Edison International	45,000	1,827
National Australia Bank Ltd	73,786	1,971	Entergy Corp	9,989	691
National Bank of Canada	6,626	473	FirstEnergy Corp	85,553	3,847
Nordea Bank AB	120,158	1,091	GDF Suez	10,659	300
PNC Financial Services Group Inc	13,159	707	Integrys Energy Group Inc	50,000	2,646
Sumitomo Mitsui Financial Group Inc	53,600	1,498	ITC Holdings Corp	33,000	2,398
Sumitomo Mitsui Trust Holdings Inc	206,000	705	NextEra Energy Inc	47,000	2,651
Toronto-Dominion Bank/The	8,611	650	Northeast Utilities	17,385	601
US Bancorp	30,587	783	NSTAR	60,000	2,705
Wells Fargo & Co	48,113	1,247	Pinnacle West Capital Corp	77,000	3,510
		$ 23,658	Portland General Electric Co	25,164	618
			PPL Corp	138,000	4,053
Beverages - 0.03%			Progress Energy Inc	33,405	1,740
Silver base Group Holdings Ltd	840,000	895	SCANA Corp	75,000	3,171
			Southern Co	18,000	778
Building Materials - 0.02%			SSE PLC	43,745	945
Asahi Glass Co Ltd	74,000	648	Wisconsin Energy Corp	47,000	1,524
					$ 40,683

Chemicals - 0.26%			Electrical Components & Equipment - 0.06%
BASF SE	30,516	2,228	Hitachi Ltd	136,000	729
Cabot Corp	26,449	798	Molex Inc	45,430	927
Dongyue Group	1,272,000	985			$ 1,656
Koninklijke DSM NV	9,012	461
LyondellBasell Industries NV	25,361	833	Electronics - 0.06%
PPG Industries Inc	10,707	925	Tripod Technology Corp	315,000	819
Sasol Ltd	15,315	689	Tyco International Ltd	19,843	904
		$ 6,919			$ 1,723

Coal - 0.02%			Engineering & Construction - 0.09%
Exxaro Resources Ltd	26,841	602	Alion Science and Technology Corp -	7,750	—
			Warrants (a),(c),(d)
			Bouygues SA	22,566	843
Commercial Services - 0.02%			Vinci SA	29,724	1,458
Emeco Holdings Ltd	527,237	546			$ 2,301

			Food - 0.05%
Computers - 0.14%			George Weston Ltd	9,300	645
Asustek Computer Inc	99,000	688	Safeway Inc	34,043	659
Dell Inc (a)	54,944	869
					$ 1,304
Hewlett-Packard Co	58,392	1,554
Western Digital Corp (a)	27,202	724	Forest Products & Paper - 0.09%
		$ 3,835	Billerud AB	70,283	546
			International Paper Co	39,032	1,081
Consumer Products - 0.05%			Mondi PLC	94,032	715
Kimberly-Clark Corp	19,150	1,335			$ 2,342

			Gas - 0.20%
			National Grid PLC ADR	75,000	3,755

See accompanying notes

245

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Gas (continued)			Oil & Gas (continued)
NiSource Inc	22,210	$ 491	Precision Drilling Corp (a)	59,740	$ 693
South Jersey Industries Inc	22,000	1,239	Repsol YPF SA	36,252	1,091
		$ 5,485	Royal Dutch Shell PLC - A Shares	51,709	1,832
			Royal Dutch Shell PLC - B shares ADR	35,000	2,513
Healthcare - Services - 0.10%			Royal Dutch Shell PLC - B Shares	65,113	2,336
Aetna Inc	16,278	647	Seadrill Ltd	25,516	838
Humana Inc	9,438	801	Statoil ASA	36,636	930
UnitedHealth Group Inc	26,265	1,261	Total SA	48,562	2,534
		$ 2,709	Total SA ADR	30,000	1,569
Holding Companies - Diversified - 0.18%			Valero Energy Corp	53,929	1,327
Guangdong Investment Ltd	1,488,000	896	Vermilion Energy Inc	50	2
Wharf Holdings Ltd	763,737	4,062			$ 33,710
		$ 4,958	Pharmaceuticals - 0.60%
Home Furnishings - 0.02%			Abbott Laboratories	26,880	1,448
De'Longhi SpA	57,539	629	AstraZeneca PLC	34,860	1,674
			Eli Lilly & Co	38,821	1,442
			GlaxoSmithKline PLC	51,346	1,152
Insurance - 0.40%			Johnson & Johnson	24,480	1,576
ACE Ltd	8,958	646	Merck & Co Inc	25,036	864
Allianz SE	11,140	1,240	Novartis AG	49,148	2,769
Aviva PLC	126,661	691	Pfizer Inc	152,156	2,930
AXA SA	36,829	592	Recordati SpA	54,862	478
Legal & General Group PLC	562,203	990	Sanofi-Aventis SA	26,475	1,894
Lincoln National Corp	36,899	703			$ 16,227
Maiden Holdings Ltd	43,607	355
Protective Life Corp	29,960	557	Pipelines - 9.96%
Prudential PLC	112,615	1,163	Buckeye Partners LP	324,690	21,933
Sampo OYJ	27,936	768	Chesapeake Midstream Partners LP	304,220	8,034
SCOR SE	40,488	943	Copano Energy LLC	203,195	6,569
Sul America SA	69,300	565	Crestwood Midstream Partners LP	47,700	1,411
Validus Holdings Ltd	28,212	772	DCP Midstream Partners LP	30,800	1,353
Zurich Financial Services (a)	3,456	797	Enbridge Energy Partners LP	357,700	10,888
		$ 10,782	Energy Transfer Equity LP	72,200	2,762
			Energy Transfer Partners LP	411,982	19,248
Internet - 0.02%			Enterprise Products Partners LP	584,854	26,219
United Online Inc	109,240	646	Holly Energy Partners LP (c)	120,095	6,751
			Kinder Morgan Inc/Delaware	69,400	1,985
Investment Companies - 0.01%			Kinder Morgan Management LLC	319,520	21,165
TICC Capital Corp	39,779	354	Magellan Midstream Partners LP (c)	352,269	22,514
			MarkWest Energy Partners LP	142,400	7,096
			NuStar Energy LP (c)	136,491	7,835
Lodging - 0.03%			Oiltanking Partners LP	52,021	1,415
Starwood Hotels & Resorts Worldwide Inc	14,400	722	ONEOK Partners LP (c)	274,524	13,726
			Plains All American Pipeline LP	222,900	14,705
Media - 0.09%			Regency Energy Partners LP	524,862	12,166
Comcast Corp - Class A	44,280	1,038	Sunoco Logistics Partners LP (c)	117,808	11,578
SKY Perfect JSAT Holdings Inc	1,826	888	Targa Resources Partners LP	220,200	7,905
Viacom Inc	10,132	444	TC Pipelines LP (c)	83,158	3,789
		$ 2,370	Tesoro Logistics LP	51,300	1,375
			TransCanada Corp	38,000	1,636
Mining - 0.03%			Western Gas Partners LP	214,834	7,562
Aneka Tambang Tbk PT	3,608,000	722	Williams Cos Inc	40,000	1,204
			Williams Partners LP	435,520	25,839
Miscellaneous Manufacturing - 0.11%					$ 268,663
General Electric Co	101,796	1,701	Publicly Traded Investment Fund - 0.03%
Siemens AG	10,817	1,134	John Hancock Preferred Income Fund III	37,571	653
		$ 2,835

Oil & Gas - 1.25%			Real Estate - 1.21%
BP PLC	224,489	1,652	Atrium European Real Estate Ltd	160,000	806
Chevron Corp	31,448	3,304	Brookfield Office Properties Inc	66,900	1,098
ConocoPhillips	25,459	1,773	Castellum AB	140,737	1,906
ENI SpA	56,663	1,252	China Resources Land Ltd	764,000	1,118
Exxon Mobil Corp	54,068	4,222	Citycon OYJ	180,000	663
Gazprom OAO ADR	77,898	909	Fabege AB	153,795	1,320
Marathon Petroleum Corp	29,433	1,057	FKP Property Group	2,033,524	1,048
Noble Energy Inc	9,844	879	Glorious Property Holdings Ltd (a)	12,000,000	1,864
Pengrowth Energy Corp	68,210	712	Growthpoint Properties Ltd	800,000	1,855
Penn West Petroleum Ltd	100,000	1,792	Hang Lung Properties Ltd	477,000	1,737
PetroChina Co Ltd	380,000	493	Henderson Land Development Co Ltd	199,000	1,088

See accompanying notes

246

     Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Real Estate (continued)			REITS (continued)
Hongkong Land Holdings Ltd	524,000	$ 2,754	Rayonier Inc	13,071	$ 545
KWG Property Holding Ltd	1,459,000	629	RioCan Real Estate Investment Trust	56,500	1,434
Midland Holdings Ltd	984,000	483	Simon Property Group Inc	80,147	10,294
Mitsubishi Estate Co Ltd	92,000	1,558	Societe de la Tour Eiffel	13,000	783
Mitsui Fudosan Co Ltd	72,000	1,197	Stockland	535,000	1,767
New World Development Co Ltd	1,755,000	1,849	Sun Communities Inc	55,300	2,106
New World Development Co Ltd - Rights	877,500	283	Suntec Real Estate Investment Trust	955,000	938
(a),(c),(d)			Tishman Speyer Office Fund (a)	1,625,724	961
Poly Hong Kong Investments Ltd	2,147,000	1,077	Two Harbors Investment Corp	82,725	774
Sponda OYJ	185,641	806	Unibail-Rodamco SE	25,020	4,974
Sun Hung Kai Properties Ltd	438,000	6,031	United Urban Investment Corp	3,846	4,337
Supalai PCL (d)	1,500,000	604	Ventas Inc	36,000	2,002
Wheelock & Co Ltd	309,000	908	Vornado Realty Trust	51,642	4,276
		$ 32,682	Wereldhave NV	12,000	939
			Westfield Group	851,578	6,856
REITS - 5.32%			Westfield Retail Trust	400,000	1,066
American Assets Trust Inc	31,000	628			$ 143,479
Annaly Capital Management Inc	204,730	3,450
Apartment Investment & Management Co	93,500	2,307	Retail - 0.14%
Ashford Hospitality Trust Inc	220,800	1,965	Foot Locker Inc	32,102	702
Astro Japan Property Group	848,922	1,919	Intime Department Store Group Co Ltd	636,000	913
AvalonBay Communities Inc	27,800	3,717	Kingfisher PLC	222,341	921
Boardwalk Real Estate Investment Trust	24,500	1,197	Macy's Inc	43,694	1,334
Boston Properties Inc	31,477	3,116			$ 3,870
Brandywine Realty Trust	138,000	1,257
BRE Properties Inc	43,467	2,179	Savings & Loans - 0.05%
Cambridge Industrial Trust	3,098,875	1,140	First Niagara Financial Group Inc	75,758	696
Canadian Real Estate Investment Trust	41,800	1,488	Provident Financial Services Inc	58,124	753
CapLease Inc	261,500	1,022			$ 1,449
Champion REIT	4,698,000	1,938	Semiconductors - 0.18%
Charter Hall Office REIT	250,000	887	Applied Materials Inc	113,680	1,400
Charter Hall Retail REIT	150,000	515	Intel Corp	84,623	2,077
Colonial Properties Trust	96,400	1,955	Micron Technology Inc (a)	116,738	652
Cominar Real Estate Investment Trust	46,500	1,053	Taiwan Semiconductor Manufacturing Co Ltd	315,000	768
Corio NV	13,000	661			$ 4,897
CYS Investments Inc	244,383	3,099
DCT Industrial Trust Inc	293,000	1,453	Software - 0.05%
Digital Realty Trust Inc	10,000	623	Microsoft Corp	46,377	1,235
Dundee Real Estate Investment Trust	57,100	1,890
Entertainment Properties Trust	81,366	3,645	Storage & Warehousing - 0.02%
Equity One Inc	138,915	2,382	Safestore Holdings PLC	265,258	441
Equity Residential	89,694	5,264
Essex Property Trust Inc	17,235	2,460
Eurocommercial Properties NV	46,326	1,976	Telecommunications - 1.41%
Fortune Real Estate Investment Trust	1,317,000	611	Advanced Info Service PCL (d)	193,500	816
Frasers Commercial Trust	2,100,000	1,316	AT&T Inc	242,960	7,121
Gecina SA	8,038	795	BCE Inc	100,000	3,961
Glimcher Realty Trust	319,300	2,925	BT Group PLC	251,955	760
Great Portland Estates PLC	192,948	1,153	CenturyLink Inc	70,000	2,468
Hammerson PLC	333,000	2,176	China Mobile Ltd	184,500	1,754
HCP Inc	47,678	1,900	Chunghwa Telecom Co Ltd	368,000	1,231
Hersha Hospitality Trust	340,444	1,501	Cleveland Unlimited Inc - Warrants (a),(d)	2,756	175
Highwoods Properties Inc	61,600	1,908	France Telecom SA	50,620	910
Hospitality Properties Trust	70,000	1,682	HTC Corp	37,000	831
ICADE	29,300	2,622	Hutchison Telecommunications Hong Kong	1,270,000	452
Japan Retail Fund Investment Corp	1,620	2,508	Holdings Ltd
Land Securities Group PLC	262,293	2,871	NTT DoCoMo Inc	409	726
Liberty Property Trust	61,200	1,958	Telecom Corp of New Zealand Ltd ADR	200,000	2,048
Link REIT/The	220,000	756	Telefonica Brasil SA ADR	54,500	1,582
Lippo Malls Indonesia Retail Trust	50,000	21	Telstra Corp Ltd	318,212	1,033
LTC Properties Inc	52,800	1,497	Verizon Communications Inc	65,643	2,427
Mirvac Group	1,225,000	1,604	Vodacom Group Ltd	78,327	884
Mori Trust Sogo Reit Inc	140	1,233	Vodafone Group PLC ADR	100,000	2,784
Nippon Building Fund Inc	56	541	Vodafone Group PLC	865,632	2,404
Northern Property Real Estate Investment	69,000	1,994	Windstream Corp	300,000	3,651
Trust					$ 38,018
Pennsylvania Real Estate Investment Trust	130,000	1,334	Transportation - 0.03%
Primary Health Properties PLC	187,000	936	Union Pacific Corp	8,000	797
ProLogis Inc	70,794	2,107
Public Storage Inc	31,900	4,117
Ramco-Gershenson Properties Trust	225,397	2,175

See accompanying notes

247

     Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	PREFERRED STOCKS (continued)	Shares Held	Value (000's)

Water - 0.13%			Diversified Financial Services (continued)
American Water Works Co Inc	65,000	$ 1,985	MBNA Capital D	2,816	$ 70
Cia de Saneamento Basico do Estado de Sao	28,466	1,544	Merrill Lynch Capital Trust II	33,600	730
Paulo ADR			Morgan Stanley Capital Trust III	31,100	681
		$ 3,529	Morgan Stanley Capital Trust IV	24,891	549
TOTAL COMMON STOCKS		$ 682,767	Morgan Stanley Capital Trust VII	12,879	299
CONVERTIBLE PREFERRED STOCKS -			Morgan Stanley Capital Trust VIII	2,800	65
0.40%	Shares Held	Value (000's)	National City Capital Trust IV	26,800	690
			PreferredPlus TR-CCR1 6.00%; Series GSG1	3,000	71
Banks - 0.12%			PreferredPlus TR-CCR1 8.05%; Series CCR1	5,200	123
Bank of America Corp	800	685			$ 22,704
Wells Fargo & Co	2,310	2,440
		$ 3,125	Electric - 0.05%
			Entergy Arkansas Inc	3,202	85
Diversified Financial Services - 0.08%			Entergy Louisiana LLC	11,790	318
Goodman PLUS Trust	25,100	2,171	Entergy Texas Inc	6,400	188
			PPL Capital Funding Inc	2,508	67
Investment Companies - 0.09%			SCANA Corp	21,940	622
Australand Assets Trust	25,600	2,478			$ 1,280
			Insurance - 1.93%
REITS - 0.11%			AAG Holding Co Inc 7.25%	15,594	390
Digital Realty Trust Inc	81,000	3,058	AAG Holding Co Inc 7.50%	80,943	2,041
			Aegon NV 6.375%	330,561	7,057
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 10,832	Aegon NV 6.50%	16,500	351
PREFERRED STOCKS - 9.58%	Shares Held	Value (000's)	Aegon NV 6.875%	3,600	79
			Allianz SE	502,177	13,151
Banks - 2.83%			American Financial Group Inc/OH 7.00%	40,276	1,055
ABN AMRO North America Capital Funding	1,010	541	Arch Capital Group Ltd 7.88%	33,537	851
Trust I (b)			Arch Capital Group Ltd 8.00%	14,328	365
Bank of America Corp 6.63%; Series I	180,750	3,982	Axis Capital Holdings Ltd 7.50%	90,175	8,927
Bank of America Corp 8.63%; Series MER	63,200	1,562	Berkley W R Capital Trust	10,551	264
Barclays Bank PLC 7.75%	68,100	1,621	Delphi Financial Group Inc 7.38%	57,384	1,327
Barclays Bank PLC 8.13%	252,100	6,217	Everest Re Capital Trust II	32,874	810
BB&T Capital Trust VII	51,338	1,317	ING Groep NV 6.13%	146,000	2,587
CoBank ACB 11.00%; Series C (b)	10,000	538	ING Groep NV 7.05%	122,664	2,464
CoBank ACB 11.00%; Series D	8,400	461	ING Groep NV 7.20%	67,242	1,393
CoBank ACB 7.00% (b)	321,500	14,970	ING Groep NV 7.38%	13,815	286
Countrywide Financial Corp	22,600	494	ING Groep NV 8.50%	90,700	2,154
Deutsche Bank Contingent Capital Trust II	40,779	889	PartnerRe Ltd 6.75%	9,557	239
Deutsche Bank Contingent Capital Trust III	117,535	2,823	PartnerRe Ltd 7.25%	149,783	3,857
Deutsche Bank Contingent Capital Trust V	39,400	976	PLC Capital Trust III	55,396	1,402
Fifth Third Capital Trust V	74,600	1,888	PLC Capital Trust IV	1,937	49
Fifth Third Capital Trust VI	15,344	388	PLC Capital Trust V	3,466	84
HSBC Holdings PLC 6.20%	18,185	440	Protective Life Corp	3,620	91
HSBC Holdings PLC 8.00%	900,946	24,100	RenaissanceRe Holdings Ltd - Series C	14,600	355
KeyCorp Capital X	222,430	5,648	RenaissanceRe Holdings Ltd - Series D	23,422	581
M&T Capital Trust IV	9,200	238			$ 52,210
Royal Bank of Scotland Group PLC 5.75%;	383,508	6,025
Series L			Media - 0.08%
Santander Finance Preferred SA Unipersonal	10,000	268	CBS Corp 6.75%	32,100	810
SunTrust Capital IX	5,300	134	Comcast Corp 7.00%; Series B	39,000	990
VNB Capital Trust I	36,508	946	Viacom Inc	16,100	411
		$ 76,466			$ 2,211

Beverages - 0.05%			Oil & Gas - 0.00%
Cia de Bebidas das Americas	37,700	1,260	Nexen Inc	3,743	95

Diversified Financial Services - 0.84%			REITS - 2.43%
Ameriprise Financial Inc	48,300	1,350	CommonWealth REIT 7.50%	117,793	2,500
Citigroup Capital VII	8,591	213	CommonWealth REIT - Series C	42,589	1,042
Citigroup Capital VIII	24,564	586	CommonWealth REIT - Series E	324,169	7,890
Citigroup Capital XI	387,300	8,738	DDR Corp - Series H	16,600	388
Citigroup Capital XII	137,225	3,513	DDR Corp - Series I	4,000	96
Citigroup Capital XIII	107,900	2,906	Digital Realty Trust Inc	82,100	2,061
Citigroup Capital XIV	3,711	89	Duke Realty Corp 6.60%	106,620	2,590
Citigroup Capital XV	5,005	114	Duke Realty Corp 6.63%	3,115	76
Citigroup Capital XVI	50,089	1,114	Duke Realty Corp 6.95%	6,220	157
Corporate-Backed Trust Certificates 6.00%;	5,530	119	Duke Realty Corp 8.38%	7,000	179
Series GS			Equity Residential	20,702	1,319
Credit Suisse AG/Guernsey	19,924	522	Harris Preferred Capital Corp	15,600	397
JP Morgan Chase Capital XXIX	6,420	162	Kimco Realty Corp 6.65%	4,881	124
			Kimco Realty Corp 6.90%	221,110	5,853

See accompanying notes

248

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

PREFERRED STOCKS (continued)	Shares Held	Value (000's)		Principal

REITS (continued)			BONDS (continued)	Amount (000's)	Value (000's)
Kimco Realty Corp 7.75%	196,966	$ 5,050	Airlines (continued)
ProLogis Inc - Series O	98,179	2,451	Global Aviation Holdings Inc
ProLogis Inc - Series Q	71,100	4,082	14.00%, 8/15/2013	$ 6,680	$ 5,210
ProLogis Inc - Series S	6,000	139			$ 17,118
PS Business Parks Inc - Series H	6,334	159
PS Business Parks Inc - Series I	9,844	245	Automobile Parts & Equipment - 0.68%
PS Business Parks Inc - Series M	115,833	2,929	Exide Technologies
PS Business Parks Inc - Series O	9,978	252	8.63%, 2/1/2018	10,000	10,000
PS Business Parks Inc - Series P	115,625	2,879	Stanadyne Corp
PS Business Parks Inc - Series R	158,071	3,993	10.00%, 8/15/2014	4,475	4,251
Public Storage Inc 6.45%; Series F	16,900	426	Stanadyne Holdings Inc
			12.00%, 2/15/2015(f)	4,245	4,054
Public Storage Inc 6.60%; Series C	21,400	541
Public Storage Inc 6.88%	6,431	178			$ 18,305
Public Storage Inc 6.95%; Series H	8,575	216	Banks - 6.23%
Regency Centers Corp 7.25%	58,020	1,452	Abbey National Capital Trust I
Suntrust Real Estate Investment Corp (b),(d)	30	3,112	8.96%, 12/31/2049	2,300	2,185
Vornado Realty LP	163,022	4,362	ABN Amro North American Holding Preferred
Vornado Realty Trust - Series E	3,300	83	Capital Repackage Trust I
Vornado Realty Trust - Series F	32,511	829	6.52%, 12/29/2049(b),(f)	4,630	3,611
Vornado Realty Trust - Series H	63,400	1,568	Akbank TAS
Vornado Realty Trust - Series J	218,640	5,676	6.50%, 3/9/2018(b)	615	624
Weingarten Realty Investors 6.50%	6,000	151	Alfa Bank OJSC Via Alfa Bond Issuance
Weingarten Realty Investors 6.75%	1,600	41	PLC
		$ 65,486	7.75%, 4/28/2021(b)	1,560	1,507
Sovereign - 0.36%			7.88%, 9/25/2017	965	960
Farm Credit Bank/Texas	8,500	9,616	Banco Bradesco SA/Cayman Islands
			4.10%, 3/23/2015	1,500	1,537
			Banco de Credito del Peru/Panama
Telecommunications - 1.01%			4.75%, 3/16/2016(b)	310	309
Centaur Funding Corp (a),(b)	5,000	2,825	5.38%, 9/16/2020(b)	325	318
Qwest Corp 7.38%	191,571	4,933	Banco do Brasil SA/Cayman
Qwest Corp 7.50% (a)	221,900	5,645	4.50%, 1/22/2015	1,230	1,274
Telephone & Data Systems Inc 6.88%	59,903	1,528	5.38%, 1/15/2021(b)	745	750
Telephone & Data Systems Inc 7.00%	482,968	12,267	5.38%, 1/15/2021	400	403
		$ 27,198	BanColombia SA
TOTAL PREFERRED STOCKS		$ 258,526	5.95%, 6/3/2021(b)	500	510
	Principal		5.95%, 6/3/2021	535	546
BONDS - 59.18%	Amount (000's)	Value (000's)	BankAmerica Capital II
			8.00%, 12/15/2026	965	878
Advertising - 0.41%			BankAmerica Institutional Capital A
inVentiv Health Inc			8.07%, 12/31/2026(b)	1,871	1,703
10.00%, 8/15/2018(b)	$ 3,845	$ 3,691
			BankAmerica Institutional Capital B
MDC Partners Inc			7.70%, 12/31/2026(b)	2,700	2,349
11.00%, 11/1/2016(b)	4,550	4,880
			Barclays Bank PLC
11.00%, 11/1/2016	2,365	2,560	6.28%, 12/31/2049	300	228
		$ 11,131	6.86%, 9/29/2049(b),(f)	3,230	2,568
Aerospace & Defense - 0.56%			7.43%, 12/31/2049(b),(f)	7,750	7,246
Kratos Defense & Security Solutions Inc			BB&T Capital Trust II
10.00%, 6/1/2017	10,095	10,448	6.75%, 6/7/2036	1,940	1,940
Sequa Corp			BBVA Bancomer SA/Texas
13.50%, 12/1/2015(b),(e)	500	534	4.50%, 3/10/2016(b)	729	727
11.75%, 12/1/2015(b)	4,000	4,230	BBVA International Preferred SAU
		$ 15,212	5.92%, 12/30/2049(f)	7,500	5,422
			BPCE SA
Agriculture - 0.03%			12.50%, 8/29/2049(b),(c)	4,850	4,507
Vector Group Ltd			BTA Bank JSC
11.00%, 8/15/2015	750	773	10.75%, 7/1/2018(f)	3,557	1,974
			Capital One Capital V
Airlines - 0.63%			10.25%, 8/15/2039	1,000	1,035
American Airlines 2011-2 Class A Pass			Capital One Capital VI
Through Trust			8.88%, 5/15/2040	6,140	6,353
8.63%, 10/15/2021(d)	4,500	4,500	CIT Group Inc
Continental Airlines 2007-1 Class C Pass			7.00%, 5/1/2017	3,250	3,250
Through Trust			Claudius Ltd for Credit Suisse
7.34%, 4/19/2014	2,680	2,595	7.88%, 6/29/2049	16,960	16,918
Delta Air Lines 2011-1 Class B Pass Through			8.25%, 6/29/2049	1,000	1,033
Trust			Credit Agricole SA
			8.38%, 12/13/2049(b),(f)	3,000	2,640
7.13%, 10/15/2014	5,000	4,813
			Credit Suisse Group Guernsey I Ltd
			7.88%, 2/24/2041(f)	4,000	3,900

See accompanying notes

249

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Banks (continued)
Deutsche Bank Capital Funding Trust VII			Vnesheconombank Via VEB Finance PLC
5.63%, 1/29/2049(b),(f)	$ 3,639	$ 2,766	(continued)
Development Bank of Kazakhstan JSC			6.90%, 7/9/2020(b)	$ 1,158	$ 1,251
5.50%, 12/20/2015	430	447	VTB Bank OJSC Via VTB Capital SA
Dresdner Funding Trust I			6.25%, 6/30/2035	336	342
8.15%, 6/30/2031(b)	12,900	10,062	6.25%, 7/2/2035(b)	500	512
FCB/NC Capital Trust I			6.55%, 10/13/2020	715	702
8.05%, 3/1/2028	1,000	1,020	6.88%, 5/29/2018	1,795	1,868
First Empire Capital Trust II					$ 168,160
8.28%, 6/1/2027	5,300	5,353
First Hawaiian Capital I			Beverages - 0.22%
8.34%, 7/1/2027	1,000	940	Beverages & More Inc
			9.63%, 10/1/2014(b)	6,000	6,060
Fleet Capital Trust II
7.92%, 12/11/2026	1,500	1,305
Halyk Savings Bank of Kazakhstan JSC			Building Materials - 0.51%
7.25%, 5/3/2017	1,020	1,001	Building Materials Corp of America
HBOS Capital Funding No2 LP			6.75%, 5/1/2021(b)	2,350	2,438
6.07%, 6/29/2049(b),(f)	4,050	2,835	Cemex SAB de CV
HSBC USA Capital Trust I			9.00%, 1/11/2018(b)	12,280	10,254
7.81%, 12/15/2026(b)	300	300	Interline Brands Inc
ICICI Bank Ltd			7.00%, 11/15/2018	1,000	1,020
5.50%, 3/25/2015	1,220	1,254			$ 13,712
5.75%, 11/16/2020(b)	605	598
ICICI Bank Ltd/Bahrain			Chemicals - 0.15%
6.63%, 10/3/2012	830	856	Braskem America Finance Co
			7.13%, 7/22/2041(b)	420	413
Itau Unibanco Holding SA/Cayman Island
6.20%, 12/21/2021(b)	1,200	1,224	Braskem Finance Ltd
JP Morgan Chase & Co			5.75%, 4/15/2021(b)	700	700
7.90%, 4/29/2049 (f)	600	646	7.00%, 5/7/2020(b)	500	540
KeyCorp Capital III			Nexeo Solutions LLC / Nexeo Solutions
7.75%, 7/15/2029	395	411	Finance Corp
			8.38%, 3/1/2018(b)	2,290	2,290
Korea Development Bank
3.88%, 5/4/2017(g)	1,885	1,883			$ 3,943
LBG Capital No.1 PLC			Coal - 0.23%
7.88%, 11/1/2020(b)	7,400	6,364
(b),(f)			Berau Capital Resources Pte Ltd
8.00%, 12/29/2049	7,295	5,982	12.50%, 7/8/2015(b)	440	484
National Australia Bank/New York			Bumi Investment Pte Ltd
8.00%, 9/29/2049	800	842	10.75%, 10/6/2017	1,065	1,102
Natixis			10.75%, 10/6/2017(b)	3,405	3,524
9.00%, 4/29/2049	3,312	2,854	Consol Energy Inc
10.00%, 4/29/2049(b),(f)	2,648	2,392
			8.25%, 4/1/2020	1,000	1,095
NB Capital Trust II					$ 6,205
7.83%, 12/15/2026	1,150	1,029
NB Capital Trust IV			Commercial Services - 2.03%
8.25%, 4/15/2027	2,495	2,320	Bankrate Inc/Old
PNC Preferred Funding Trust I			11.75%, 7/15/2015	1,288	1,452
6.52%, 12/31/2049(b),(f)	2,000	1,525	Catalent Pharma Solutions Inc
Royal Bank of Scotland Group PLC			9.50%, 4/15/2015	8,553	8,510
7.65%, 8/29/2049(f)	3,700	2,599	DynCorp International Inc
Russian Agricultural Bank OJSC Via RSHB			10.38%, 7/1/2017	11,233	10,250
Capital SA			Emergency Medical Services Corp
6.00%, 6/3/2021(b)	1,300	1,258	8.13%, 6/1/2019(b)	9,479	9,479
6.30%, 5/15/2017	2,105	2,197	Knowledge Learning Corp
Santander Finance Preferred SA Unipersonal			7.75%, 2/1/2015(b)	8,175	7,848
10.50%, 12/31/2049(f)	4,200	4,355	Laureate Education Inc
Sberbank of Russia Via SB Capital SA			10.00%, 8/15/2015(b),(f)	2,800	2,814
5.72%, 6/16/2021	1,365	1,338	NCO Group Inc
Societe Generale SA			11.88%, 11/15/2014	9,165	8,569
1.13%, 12/29/2049(b),(f)	1,000	548	Rural Metro Corp
5.92%, 4/29/2049(b),(f)	4,000	2,734	10.13%, 7/15/2019(b)	3,485	3,416
8.75%, 10/29/2049	11,770	10,122	Seminole Indian Tribe of Florida
Standard Chartered PLC			7.75%, 10/1/2017(b)	2,350	2,444
7.01%, 7/29/2049(b)	100	90			$ 54,782
State Bank of India/London
4.50%, 10/23/2014	610	618	Computers - 1.18%
Susquehanna Capital II			Compucom Systems Inc
			12.50%, 10/1/2015(b)	9,900	9,999
11.00%, 3/23/2040	750	773

Vnesheconombank Via VEB Finance PLC			iGate Corp	10,990	10,935
6.80%, 11/22/2025	1,375	1,439	9.00%, 5/1/2016(b)

See accompanying notes

250

     Schedule of Investments Global Diversified Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Computers (continued)			Diversified Financial Services (continued)
Stratus Technologies Bermuda Ltd / Stratus			Power Sector Assets & Liabilities
Technologies Inc			Management Corp
12.00%, 3/29/2015	$ 9,610	$ 8,601	7.25%, 5/27/2019	$ 304	$ 361
Stream Global Services Inc			7.39%, 12/2/2024(b)	327	391
11.25%, 10/1/2014	2,208	2,285	QBE Capital Funding II LP
		$ 31,820	6.80%, 6/29/2049(b),(f)	3,900	3,528
			QBE Capital Funding III Ltd
Consumer Products - 0.92%			7.25%, 5/24/2041(b),(f)	10,500	9,859
American Achievement Corp			QHP Royalty Sub LLC
10.88%, 4/15/2016(b)	10,915	9,059
			10.25%, 3/15/2015(b),(c)	768	781
Armored Autogroup Inc			Softbrands Inc / Atlantis Merger Sub Inc
9.25%, 11/1/2018(b)	1,250	1,113
			11.50%, 7/15/2018(b)	2,720	2,611
Prestige Brands Inc			Swiss Re Capital I LP
8.25%, 4/1/2018	1,500	1,530	6.85%, 5/29/2049(b),(f)	13,100	11,813
Scotts Miracle-Gro Co/The			ZFS Finance USA Trust II
6.63%, 12/15/2020(b)	2,000	2,065
			6.45%, 12/15/2065(b),(f)	8,900	8,544
Spectrum Brands Holdings Inc					$ 114,686
9.50%, 6/15/2018	3,000	3,330
YCC Holdings LLC / Yankee Finance Inc			Electric - 0.81%
10.25%, 2/15/2016(e)	8,375	7,705	AES Corp/The
		$ 24,802	7.38%, 7/1/2021(b)	4,650	4,975
			Centrais Eletricas Brasileiras SA
Distribution & Wholesale - 0.48%			5.75%, 10/27/2021(b)	1,400	1,449
Baker & Taylor Inc			Comision Federal de Electricidad
11.50%, 7/1/2013(b)	5,375	4,246
			4.88%, 5/26/2021(b)	435	444
Intcomex Inc			4.88%, 5/26/2021	200	204
13.25%, 12/15/2014	8,785	8,544	Dominion Resources Inc/VA
VWR Funding Inc			2.67%, 9/30/2066(f)	5,500	4,658
10.25%, 7/15/2015(e)	264	276
			7.50%, 6/30/2066	700	735
		$ 13,066	Integrys Energy Group Inc
Diversified Financial Services - 4.25%			6.11%, 12/1/2066(f)	6,400	6,112
Ageas Hybrid Financing SA			NextEra Energy Capital Holdings Inc
8.25%, 2/28/2049	8,064	6,088	7.30%, 9/1/2067(f)	200	206
Capital One Capital III			PPL Capital Funding Inc
7.69%, 8/15/2036	3,050	3,027	6.70%, 3/30/2067(f)	3,050	2,943
Credit Acceptance Corp					$ 21,726
9.13%, 2/1/2017(b)	4,850	5,020
			Electrical Components & Equipment - 0.17%
E*Trade Financial Corp			Coleman Cable Inc
7.88%, 12/1/2015	2,800	2,846	9.00%, 2/15/2018	4,720	4,673
Financiera Independencia SAB de CV
10.00%, 3/30/2015(b)	1,098	1,065
Fuerstenberg Capital International S.A.R.L &			Electronics - 0.04%
Cie SECS			Stoneridge Inc
10.25%, 10/29/2049(f)	4,000	2,930	9.50%, 10/15/2017(b)	1,105	1,138
Glen Meadow Pass-Through Trust
6.51%, 2/12/2067(b),(f)	11,300	8,475
			Energy - Alternate Sources - 0.02%
GT 2005 BONDS BV			Kazatomprom Natsionalnaya Atomnaya
6.00%, 7/21/2014(f)	827	732
			Kompaniya AO
Icahn Enterprises LP / Icahn Enterprises			6.25%, 5/20/2015	550	577
Finance Corp
7.75%, 1/15/2016	8,930	9,153
Macquarie PMI LLC			Engineering & Construction - 0.47%
8.38%, 12/2/2049	3,350	3,292	Alion Science and Technology Corp
Majapahit Holding BV			12.00%, 11/1/2014	9,000	7,740
7.75%, 1/20/2020(b)	1,730	2,000	10.25%, 2/1/2015	5,310	3,279
7.88%, 6/29/2037	100	117	Empresas ICA SAB de CV
Man Group PLC			8.90%, 2/4/2021(b)	691	636
5.00%, 8/9/2017	1,850	1,552	Odebrecht Finance Ltd
11.00%, 5/29/2049	3,857	3,809	6.00%, 4/5/2023(b)	1,100	1,104
MBNA Capital A					$ 12,759
8.28%, 12/1/2026	2,175	2,001
Nuveen Investments Inc			Entertainment - 1.92%
			Chukchansi Economic Development
10.50%, 11/15/2015	10,250	10,250	Authority
Old Mutual Capital Funding LP			3.92%, 11/15/2012(b),(f)	4,020	2,583
8.00%, 5/29/2049	12,730	12,284	Diamond Resorts Corp
Pinnacle Foods Finance LLC / Pinnacle Foods			12.00%, 8/15/2018	9,650	9,119
Finance Corp			Lions Gate Entertainment Inc
8.25%, 9/1/2017	2,125	2,157	10.25%, 11/1/2016(b)	10,995	11,077

See accompanying notes

251

     Schedule of Investments Global Diversified Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Entertainment (continued)			Holding Companies - Diversified - 0.12%
NAI Entertainment Holdings LLC			Susser Holdings LLC / Susser Finance Corp
8.25%, 12/15/2017(b)	$ 3,700	$ 3,894	8.50%, 5/15/2016	$ 2,410	$ 2,512
Regal Entertainment Group			Votorantim Cimentos SA
9.13%, 8/15/2018	1,010	1,081	7.25%, 4/5/2041(b)	375	369
River Rock Entertainment Authority/The			Voto-Votorantim Ltd
9.75%, 11/1/2011	8,725	5,017	6.75%, 4/5/2021	385	405
Snoqualmie Entertainment Authority					$ 3,286
4.18%, 2/1/2014(b),(f)	7,805	6,790
9.13%, 2/1/2015(b)	5,085	4,831	Housewares - 0.23%
Speedway Motorsports Inc			American Standard Americas
			10.75%, 1/15/2016(b)	8,210	6,075
6.75%, 2/1/2019	1,100	1,081
Vail Resorts Inc
6.50%, 5/1/2019(b)	1,000	998	Insurance - 4.81%
WMG Acquisition Corp			Aegon NV
11.50%, 10/1/2018(b)	5,425	5,411	2.40%, 7/29/2049(f)	3,900	1,989
		$ 51,882	Allstate Corp/The
			6.13%, 5/15/2037(f)	1,970	1,817
Environmental Control - 0.21%			AXA SA
Darling International Inc			6.38%, 12/29/2049(b),(f)	6,500	4,859
8.50%, 12/15/2018	2,000	2,245	Catlin Insurance Co Ltd
WCA Waste Corp			7.25%, 12/31/2049(b)	18,535	16,496
7.50%, 6/15/2019(b)	3,470	3,366
			CNO Financial Group Inc
		$ 5,611	9.00%, 1/15/2018(b)	2,585	2,721
Food - 1.09%			Dai-ichi Life Insurance Co Ltd/The
BI-LO LLC / BI-LO Finance Corp			7.25%, 12/31/2049(b)	3,500	3,576
9.25%, 2/15/2019(b)	10,225	10,123	Everest Reinsurance Holdings Inc
Bumble Bee Acquisition Corp			6.60%, 5/15/2037(f)	3,100	2,790
9.00%, 12/15/2017(b)	2,170	2,175	ING Capital Funding Trust III
Bumble Bee Holdco SCA			3.97%, 12/31/2049(f)	1,500	1,271
9.63%, 3/15/2018(b),(e)	10,920	9,282	ING Groep NV
JBS Finance II Ltd			5.78%, 12/8/2049	3,000	2,377
8.25%, 1/29/2018(b)	550	509	Ironshore Holdings US Inc
US Foodservice			8.50%, 5/15/2020(b)	6,170	6,592
8.50%, 6/30/2019(b)	7,510	7,266	Liberty Mutual Group Inc
		$ 29,355	7.00%, 3/15/2037(b),(f)	300	261
			7.80%, 3/15/2037(b)	7,301	6,644
Forest Products & Paper - 0.15%			10.75%, 6/15/2058(b),(f)	4,650	5,650
Bio Pappel SAB de CV			Liberty Mutual Insurance Co
7.00%, 8/27/2016(f)	862	664	7.70%, 10/15/2097(b)	3,810	3,674
Clearwater Paper Corp			Lincoln National Corp
7.13%, 11/1/2018	1,100	1,147	7.00%, 5/17/2066(f)	4,700	4,418
Fibria Overseas Finance Ltd			MetLife Capital Trust X
6.75%, 3/3/2021(b)	375	371	9.25%, 4/8/2038(b)	3,600	4,212
7.50%, 5/4/2020	800	815	Nationwide Financial Services Inc
Verso Paper Holdings LLC / Verso Paper Inc			6.75%, 5/15/2037	14,580	12,644
8.75%, 2/1/2019	1,500	1,080	Progressive Corp/The
		$ 4,077	6.70%, 6/15/2037	300	298
Hand & Machine Tools - 0.17%			Prudential Financial Inc
			8.88%, 6/15/2038(f)	4,805	5,430
Thermadyne Holdings Corp
9.00%, 12/15/2017	4,685	4,708	Prudential PLC
			6.50%, 6/29/2049	1,500	1,369
			7.75%, 12/16/2049	12,800	12,608
Healthcare - Products - 0.16%			11.75%, 12/29/2049(f)	4,500	5,004
Biomet Inc			Reinsurance Group of America Inc
11.63%, 10/15/2017	2,400	2,616	6.75%, 12/15/2065(f)	1,700	1,475
DJO Finance LLC / DJO Finance Corp			USI Holdings Corp
9.75%, 10/15/2017	2,110	1,735	4.16%, 11/15/2014(b),(c),(f)	500	450
		$ 4,351	9.75%, 5/15/2015(b)	13,297	12,665
Healthcare - Services - 0.69%			White Mountains Re Group Ltd
			7.51%, 5/29/2049(b),(f)	2,900	2,696
Apria Healthcare Group Inc

12.38%, 11/1/2014	7,850	7,143	XL Group PLC	7,045	5,918
OnCure Holdings Inc			6.50%, 12/31/2049(f)
11.75%, 5/15/2017	9,200	8,004			$ 129,904
Symbion Inc			Internet - 0.41%
11.00%, 8/23/2015	3,420	3,349	GXS Worldwide Inc
		$ 18,496	9.75%, 6/15/2015	10,318	9,596
			Open Solutions Inc
			9.75%, 2/1/2015(b)	2,250	1,507
					$ 11,103

See accompanying notes

252

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Investment Companies - 0.72%			Media (continued)
American Capital Ltd			Houghton Mifflin Harcourt Publishers Inc /
7.96%, 12/31/2013(b),(f)	$ 6,231	$ 6,188	Houghton Mifflin Harcourt Publishing
IPIC GMTN Ltd			10.50%, 6/1/2019(b)	$ 6,200	$ 4,588
5.50%, 3/1/2022(b),(g)	2,630	2,613	Kabel BW Erste Beteiligungs GmbH / Kabel
Offshore Group Investments Ltd			Baden-Wurttemberg GmbH & Co KG
11.50%, 8/1/2015(b)	1,990	2,169	7.50%, 3/15/2019(b)	4,460	4,638
11.50%, 8/1/2015	7,650	8,339			$ 21,991

		$ 19,309	Metal Fabrication & Hardware - 0.14%
Iron & Steel - 0.63%			Atkore International Inc
APERAM			9.88%, 1/1/2018(b)	3,800	3,810
7.38%, 4/1/2016(b)	2,300	2,082
CSN Resources SA
6.50%, 7/21/2020(b)	1,455	1,560	Mining - 1.68%
			Aleris International Inc
Evraz Group SA			7.63%, 2/15/2018	3,225	3,104
9.50%, 4/24/2018	1,100	1,192	ALROSA Finance SA

Gerdau Holdings Inc			7.75%, 11/3/2020 (b)	3,975	4,119
7.00%, 1/20/2020	680	726	AngloGold Ashanti Holdings PLC
Metinvest BV
8.75%, 2/14/2018(b)	660	627	5.38%, 4/15/2020	1,055	1,036
			Corp Nacional del Cobre de Chile
Standard Steel LLC / Standard Steel Finance			3.88%, 11/3/2021(b),(g)	1,230	1,225
Corp
12.00%, 5/1/2015(b)	9,525	10,812	Gold Fields Orogen Holding BVI Ltd
			4.88%, 10/7/2020(b)	1,640	1,527
		$ 16,999	Midwest Vanadium Pty Ltd
Leisure Products & Services - 0.39%			11.50%, 2/15/2018(b)	9,180	7,665
Easton-Bell Sports Inc			Mirabela Nickel Ltd
9.75%, 12/1/2016	1,910	2,046	8.75%, 4/15/2018(b)	5,370	4,779
Sabre Holdings Corp			Noranda Aluminum Acquisition Corp
8.35%, 3/15/2016(f)	6,250	5,156	4.42%, 5/15/2015(e),(f)	568	525
Travelport LLC			Novelis Inc/GA
9.88%, 9/1/2014	4,445	3,112	8.38%, 12/15/2017	3,060	3,305
11.88%, 9/1/2016	665	259	Quadra FNX Mining Ltd
		$ 10,573	7.75%, 6/15/2019(b)	6,950	6,742
			Southern Copper Corp
Lodging - 0.83%			6.75%, 4/16/2040	2,190	2,295
Caesars Entertainment Operating Co Inc			Vale Overseas Ltd
10.00%, 12/15/2018	9,100	6,859	4.63%, 9/15/2020	1,815	1,835
12.75%, 4/15/2018	1,000	880	5.63%, 9/15/2019	2,260	2,439
MGM Resorts International			6.25%, 1/11/2016	550	614
11.38%, 3/1/2018	3,750	4,078	6.88%, 11/21/2036	1,010	1,155
Seminole Hard Rock Entertainment Inc			6.88%, 11/10/2039	525	605
2.85%, 3/15/2014(b),(f)	1,300	1,213
			Vedanta Resources PLC
Sugarhouse HSP Gaming Prop Mezz LP /			9.50%, 7/18/2018	2,445	2,347
Sugarhouse HSP Gaming Finance Corp					$ 45,317
8.63%, 4/15/2016(b)	4,150	4,264
Wynn Las Vegas LLC / Wynn Las Vegas			Miscellaneous Manufacturing - 0.28%
Capital Corp			Griffon Corp
7.75%, 8/15/2020	4,600	5,060	7.13%, 4/1/2018	4,550	4,334
		$ 22,354	Polymer Group Inc
			7.75%, 2/1/2019(b)	1,030	1,069
Machinery - Diversified - 0.42%			RBS Global Inc / Rexnord LLC
CPM Holdings Inc			8.50%, 5/1/2018	2,050	2,101
10.63%, 9/1/2014(f)	6,960	7,412
					$ 7,504
Tempel Steel Co
12.00%, 8/15/2016(b)	4,075	3,851	Mortgage Backed Securities - 3.29%
		$ 11,263	Banc of America Large Loan Inc
			5.62%, 6/24/2049(b),(f)	1,000	973
Media - 0.82%			Banc of America Merrill Lynch Commercial
Bresnan Broadband Holdings LLC			Mortgage Inc
8.00%, 12/15/2018(b)	1,800	1,863
			4.99%, 7/10/2042	1,030	1,012
Cablevision Systems Corp			BCRR Trust
8.00%, 4/15/2020	2,100	2,215	5.86%, 12/15/2043(b)	2,000	1,870
CCO Holdings LLC / CCO Holdings Capital			Citigroup Commercial Mortgage Trust
Corp			5.32%, 12/17/2049(b)	746	700
7.00%, 1/15/2019	2,500	2,594	5.70%, 12/10/2049(f)	1,000	938
8.13%, 4/30/2020	2,000	2,165	6.07%, 12/10/2049(f)	300	323
DCP LLC / DCP Corp			Citigroup/Deutsche Bank Commercial
10.75%, 8/15/2015(b)	3,960	3,307
			Mortgage Trust
Grupo Televisa SAB			0.19%, 11/15/2044(b),(f)	63,823	346
6.63%, 3/18/2025	575	621	5.89%, 11/15/2044	2,493	2,715

See accompanying notes

253

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Commercial Mortgage Pass Through			Prudential Mortgage Capital Funding LLC
Certificates			7.87%, 5/10/2034(b),(f)	$ 572	$ 573
5.36%, 7/10/2037(f)	$ 1,500	$ 1,268	RBSCF Trust
Credit Suisse First Boston Mortgage Securities			4.67%, 4/15/2024(b),(f)	150	145
Corp			5.31%, 3/16/2012(b)	1,000	996
0.95%, 1/15/2037(b),(f)	48,630	929	5.80%, 9/17/2039(b),(f)	150	157
4.82%, 10/15/2039	1,500	1,433	Wachovia Bank Commercial Mortgage Trust
4.96%, 1/15/2037(b)	2,500	2,415	1.62%, 6/15/2035(b),(f)	22,386	510
5.10%, 8/15/2038	1,500	1,239	5.34%, 11/15/2048	3,348	3,166
5.23%, 12/15/2040	1,500	1,372	5.37%, 11/15/2048	5,700	3,707
Credit Suisse Mortgage Capital Certificates			5.38%, 12/15/2043(f)	3,000	2,331
0.09%, 9/15/2040(b),(f)	76,320	444	Wells Fargo Commercial Mortgage Trust
5.38%, 2/15/2040(b)	400	434	0.58%, 11/15/2043(b),(f)	13,678	517
5.42%, 2/15/2039(f)	2,955	2,540			$ 88,853
5.42%, 2/15/2039(f)	5,200	3,687
DBUBS Mortgage Trust			Office & Business Equipment - 0.23%
0.25%, 11/10/2046(b),(f)	136,884	2,604	CDW LLC / CDW Finance Corp
			8.00%, 12/15/2018(b)	6,000	6,180
1.44%, 7/10/2044(b),(f)	19,028	1,436
FHLMC Multifamily Structured Pass Through
Certificates			Oil & Gas - 3.42%
1.52%, 8/25/2020(f)	32,667	2,801	Berry Petroleum Co
2.29%, 1/25/2041(f)	15,805	2,187	6.75%, 11/1/2020	1,000	1,009
2.57%, 12/25/2043(f)	18,309	2,947	Bill Barrett Corp
2.79%, 1/25/2043(f)	8,000	1,384	7.63%, 10/1/2019	5,975	6,319
3.22%, 2/25/2042(f)	21,495	4,253	Chesapeake Oilfield Operating
3.61%, 6/25/2046(f)	4,400	925	LLC/Chesapeake Oilfield Finance Inc
4.60%, 11/25/2044	1,800	495	6.63%, 11/15/2019(b)	1,000	1,028
FREMF Mortgage Trust			Continental Resources Inc/OK
2.83%, 8/25/2044(d),(f),(g)	8,877	1,500	7.38%, 10/1/2020	1,500	1,627
Greenwich Capital Commercial Funding			Ecopetrol SA
Corp			7.63%, 7/23/2019	4,510	5,380
5.53%, 3/10/2039	4,000	1,860	Gazprom OAO Via Gaz Capital SA
5.87%, 12/10/2049(f)	2,000	1,687	6.51%, 3/7/2022	1,995	2,108
GS Mortgage Securities Corp II			7.29%, 8/16/2037(b)	3,670	3,954
5.37%, 5/17/2045(b)	400	413	9.25%, 4/23/2019(b)	2,205	2,732
JP Morgan Chase Commercial Mortgage			Indian Oil Corp Ltd
Securities Corp			4.75%, 1/22/2015	675	690
2.07%, 8/5/2032(b),(f)	12,876	1,640	KazMunayGas National Co
4.99%, 9/12/2037	200	173	6.38%, 4/9/2021(b)	2,355	2,508
5.31%, 1/15/2049	803	809	7.00%, 5/5/2020(b)	2,110	2,310
5.34%, 5/15/2047	1,000	951	11.75%, 1/23/2015	200	243
5.48%, 5/15/2045	3,000	2,449	Lukoil International Finance BV
5.52%, 5/15/2045(f)	1,350	1,000	6.13%, 11/9/2020	2,000	2,037
5.74%, 2/12/2049(f)	150	162	7.25%, 11/5/2019(b)	2,295	2,504
LB-UBS Commercial Mortgage Trust			Milagro Oil & Gas
0.19%, 9/15/2040(b),(f)	78,616	1,153	10.50%, 5/15/2016(b)	5,765	4,036
0.43%, 9/15/2037(b),(f)	47,185	321	NAK Naftogaz Ukraine
0.50%, 2/17/2040(f)	18,238	212	9.50%, 9/30/2014	800	792
5.00%, 1/15/2036	1,000	838	Novatek Finance Ltd
5.41%, 9/15/2039(f)	2,030	2,048	6.60%, 2/3/2021(b)	640	666
7.70%, 7/15/2032	84	85	OGX Petroleo e Gas Participacoes SA
Merrill Lynch Mortgage Trust			8.50%, 6/1/2018(b)	1,355	1,341
5.78%, 8/12/2016	2,500	2,431	Pemex Project Funding Master Trust
Merrill Lynch/Countrywide Commercial			6.63%, 6/15/2035	415	452
Mortgage Trust			Penn Virginia Corp
0.47%, 9/12/2049(f)	29,970	348	7.25%, 4/15/2019	1,500	1,455
5.42%, 8/12/2048	345	255	Pertamina Persero PT
5.48%, 7/12/2046(f)	2,000	1,539	5.25%, 5/23/2021	1,000	1,028
5.53%, 3/12/2051	3,850	2,998	Petrobras International Finance Co - Pifco
5.64%, 9/12/2049	250	264	5.38%, 1/27/2021	1,880	1,978
Morgan Stanley Capital I			5.75%, 1/20/2020	3,105	3,335
1.55%, 7/15/2049(b),(f)	45,197	3,033	6.88%, 1/20/2040	1,363	1,580
5.09%, 12/15/2041(b),(f)	1,750	1,735	7.88%, 3/15/2019	945	1,135
5.45%, 10/28/2033(b)	103	101	Petroleos de Venezuela SA
5.59%, 4/12/2049(f)	725	745	5.00%, 10/28/2015	1,368	927
Morgan Stanley Reremic Trust			5.25%, 4/12/2017	3,655	2,252
4.97%, 4/15/2040(b)	850	831	5.38%, 4/12/2027	3,320	1,648
10.24%, 12/17/2043(b),(f)	1,500	1,500	Petroleos Mexicanos
			5.50%, 1/21/2021	4,450	4,750

See accompanying notes

254

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Retail - 2.45%
Petroleos Mexicanos (continued)			Academy Ltd / Academy Finance Corp
6.50%, 6/2/2041	$ 700	$ 751	9.25%, 8/1/2019(b)	$ 3,150	$ 3,166
8.00%, 5/3/2019	1,247	1,556	AmeriGas Partners LP/AmeriGas Finance
Precision Drilling Corp			Corp
6.50%, 12/15/2021(b)	2,400	2,532	6.25%, 8/20/2019	1,000	990
Quicksilver Resources Inc			Burlington Coat Factory Warehouse Corp
7.13%, 4/1/2016	7,075	7,013	10.00%, 2/15/2019(b)	9,710	9,613
Reliance Holdings USA Inc			CKE Restaurants Inc
4.50%, 10/19/2020	1,200	1,163	11.38%, 7/15/2018	11,483	12,344
6.25%, 10/19/2040	1,500	1,490	CVS Caremark Corp
SandRidge Energy Inc			6.30%, 6/1/2037(f)	11,900	11,558
7.50%, 3/15/2021(b)	7,700	7,431	Liz Claiborne Inc
8.00%, 6/1/2018(b)	2,775	2,775	10.50%, 4/15/2019(b)	6,550	7,025
TNK-BP Finance SA			Pantry Inc/The
7.25%, 2/2/2020(b)	5,315	5,860	7.75%, 2/15/2014	10,800	10,773
		$ 92,395	Rite Aid Corp
			9.50%, 6/15/2017	11,650	10,601
Oil & Gas Services - 0.31%					$ 66,070
Exterran Holdings Inc
7.25%, 12/1/2018(b)	3,850	3,696	Savings & Loans - 0.07%
Frac Tech Services LLC / Frac Tech Finance			M&T Capital Trust III
Inc			9.25%, 2/1/2027	1,800	1,802
7.13%, 11/15/2018(b)	1,815	1,897
Thermon Industries Inc
9.50%, 5/1/2017	2,607	2,815	Semiconductors - 0.06%
			Freescale Semiconductor Inc
		$ 8,408	9.25%, 4/15/2018(b)	1,500	1,624
Packaging & Containers - 0.69%
Pregis Corp			Shipbuilding - 0.10%
12.38%, 10/15/2013	12,386	11,271	Huntington Ingalls Industries Inc
Pretium Packaging LLC / Pretium Finance			7.13%, 3/15/2021(b)	2,750	2,784
Inc
11.50%, 4/1/2016(b)	3,350	3,283
Sealed Air Corp			Software - 1.11%
8.13%, 9/15/2019(b)	2,300	2,496	Aspect Software Inc
8.38%, 9/15/2021(b)	1,525	1,651	10.63%, 5/15/2017	9,461	9,555
		$ 18,701	Audatex North America Inc
			6.75%, 6/15/2018(b)	3,650	3,705
Pharmaceuticals - 0.59%			Eagle Parent Inc
BioScrip Inc			8.63%, 5/1/2019(b)	7,075	6,615
10.25%, 10/1/2015	10,185	10,261	First Data Corp
Endo Pharmaceuticals Holdings Inc			8.88%, 8/15/2020(b)	500	530
7.00%, 7/15/2019(b)	1,500	1,620
7.00%, 12/15/2020(b)	1,850	1,980	10.55%, 9/24/2015	9,920	9,622
					$ 30,027
Giant Funding Corp
8.25%, 2/1/2018(b)	1,965	2,068	Sovereign - 5.78%
		$ 15,929	Argentina Bonos
			7.00%, 10/3/2015	4,865	4,342
Pipelines - 0.70%			Argentine Republic Government International
Crestwood Midstream Partners LP / Crestwood			Bond
Midstream Finance Corp			8.28%, 12/31/2033	3,412	2,678
7.75%, 4/1/2019(b)	6,225	6,100
			Banco Nacional de Desenvolvimento
Eagle Rock Energy Partners LP / Eagle Rock			Economico e Social
Energy Finance Corp			5.50%, 7/12/2020	980	1,051
8.38%, 6/1/2019(b)	6,850	6,884
			6.50%, 6/10/2019	435	498
Energy Transfer Equity LP			Brazilian Government International Bond
7.50%, 10/15/2020	2,675	2,889	4.88%, 1/22/2021	1,440	1,590
TransCanada PipeLines Ltd			5.63%, 1/7/2041	2,315	2,614
6.35%, 5/15/2067(f)	3,000	3,058
			5.88%, 1/15/2019	5,083	5,960
		$ 18,931	6.00%, 1/17/2017	1,325	1,544
Real Estate - 0.42%			7.88%, 3/7/2015	9,540	11,281
Kennedy-Wilson Inc			8.25%, 1/20/2034	1,405	2,044
8.75%, 4/1/2019(b)	11,525	11,295	10.13%, 5/15/2027	606	979
			Colombia Government International Bond
			4.38%, 7/12/2021	3,000	3,135
Regional Authority - 0.09%			6.13%, 1/18/2041	554	661
Provincia de Buenos Aires/Argentina			7.38%, 3/18/2019	2,335	2,942
10.88%, 1/26/2021(b)	2,550	2,021	11.75%, 2/25/2020	101	156
Provincia de Cordoba			10.75%, 1/15/2013	2,260	2,504
12.38%, 8/17/2017	315	287	Croatia Government International Bond
		$ 2,308	6.38%, 3/24/2021(b)	1,575	1,540

See accompanying notes

255

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Sovereign (continued)			Telecommunications (continued)
El Salvador Government International Bond			America Movil SAB de CV	(continued)
7.63%, 2/1/2041(b)	$ 1,325	$ 1,325	6.38%, 3/1/2035		$ 745	$ 887
Hungary Government International Bond			Avaya Inc
6.38%, 3/29/2021	2,618	2,520	7.00%, 4/1/2019(b)		3,725	3,576
Indonesia Government International Bond			9.75%, 11/1/2015		5,100	4,514
4.88%, 5/5/2021(b)	5,860	6,285	Bakrie Telecom Pte Ltd
5.88%, 3/13/2020(b)	2,000	2,280	11.50%, 5/7/2015		500	330
6.63%, 2/17/2037(b)	505	610	11.50%, 5/7/2015(b)		565	373
6.63%, 2/17/2037	655	791	Clearwire Communications LLC/Clearwire
11.63%, 3/4/2019(b)	850	1,266	Finance Inc
Lithuania Government International Bond			12.00%, 12/1/2015(b)		1,600	1,368
7.38%, 2/11/2020	2,160	2,428	CommScope Inc
Mexico Government International Bond			8.25%, 1/15/2019(b)		2,400	2,364
5.63%, 1/15/2017	6,126	6,984	Digicel Group Ltd
5.95%, 3/19/2019	5,329	6,243	8.88%, 1/15/2015		1,125	1,133
6.05%, 1/11/2040	2,858	3,351	9.13%, 1/15/2015(b),(e)		1,125	1,133
6.63%, 3/3/2015	970	1,106	Digicel Ltd
6.75%, 9/27/2034	1,700	2,121	8.25%, 9/1/2017		300	306
Panama Government International Bond			Level 3 Financing Inc
5.20%, 1/30/2020	3,365	3,755	10.00%, 2/1/2018		1,500	1,590
6.70%, 1/26/2036	905	1,142	MTS International Funding Ltd
Peruvian Government International Bond			8.63%, 6/22/2020(b)		1,490	1,628
5.63%, 11/18/2050	320	346	Syniverse Holdings Inc
7.13%, 3/30/2019	4,610	5,716	9.13%, 1/15/2019		4,510	4,690
8.75%, 11/21/2033	756	1,136	Telcordia Technologies Inc
Philippine Government International Bond			11.00%, 5/1/2018(b)		4,240	5,279
4.00%, 1/15/2021	7,005	7,139	Telemar Norte Leste SA
5.50%, 3/30/2026	2,000	2,185	5.50%, 10/23/2020(b)		910	917
6.38%, 1/15/2032	829	970	Vimpel Communications Via VIP Finance
6.38%, 10/23/2034	1,822	2,159	Ireland Ltd OJSC
8.25%, 1/15/2014	950	1,070	8.38%, 4/30/2013(b)		100	105
Russian Foreign Bond - Eurobond			9.13%, 4/30/2018(b)		2,135	2,258
3.63%, 4/29/2015(b)	1,500	1,526				$ 39,899
5.00%, 4/29/2020(b)	2,000	2,080
7.50%, 3/31/2030(b)	8,584	10,172	Textiles - 0.28%
Senegal Government International Bond			Empire Today LLC / Empire Today Finance
8.75%, 5/13/2021(b)	250	257	Corp
			11.38%, 2/1/2017(b)		8,165	7,655
South Africa Government International Bond
5.50%, 3/9/2020	2,465	2,742
6.50%, 6/2/2014	509	562	Transportation - 2.08%
6.88%, 5/27/2019	1,000	1,209	ACL I Corp
Sri Lanka Government International Bond			10.63%, 2/15/2016(b),(e)		10,273	8,090
6.25%, 7/27/2021(b)	985	1,003	BLT Finance BV
Turkey Government International Bond			7.50%, 5/15/2014		1,220	531
5.13%, 3/25/2022	2,000	2,002	BNSF Funding Trust I
5.63%, 3/30/2021	5,675	5,987	6.61%, 12/15/2055(f)		1,000	1,016
6.00%, 1/14/2041	750	745	CEVA Group PLC
6.88%, 3/17/2036	3,570	3,954	8.38%, 12/1/2017(b)		2,150	2,005
7.25%, 3/15/2015	3,460	3,875	11.63%, 10/1/2016(b)		6,950	7,020
11.00%, 1/14/2013	1,220	1,333	11.50%, 4/1/2018(b)		550	496
Venezuela Government International Bond			Commercial Barge Line Co
5.75%, 2/26/2016	3,610	2,807	12.50%, 7/15/2017		500	538
6.00%, 12/9/2020	2,277	1,389	Florida East Coast Railway Corp
8.25%, 10/13/2024	4,770	3,046	8.13%, 2/1/2017		3,520	3,520
8.50%, 10/8/2014	1,730	1,605	Inversiones Alsacia SA
9.38%, 1/13/2034	300	201	8.00%, 8/18/2018(b)		2,100	1,646
10.75%, 9/19/2013	900	898	Marquette Transportation Co / Marquette
		$ 155,840	Transportation Finance Corp
			10.88%, 1/15/2017		8,070	7,949
Storage & Warehousing - 0.06%			Quality Distribution LLC/QD Capital Corp
Mobile Mini Inc			9.88%, 11/1/2018		11,500	11,385
7.88%, 12/1/2020	1,500	1,500	RZD Capital Ltd
			5.74%, 4/3/2017		845	885
Telecommunications - 1.48%			United Maritime Group LLC / United
America Movil SAB de CV			Maritime Group Finance Corp
2.38%, 9/8/2016	2,050	2,047	11.75%, 6/15/2015		10,895	11,004
5.00%, 3/30/2020	2,345	2,611				$ 56,085
5.00%, 3/30/2020	425	473
5.63%, 11/15/2017	1,985	2,317

See accompanying notes

256

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Trucking & Leasing - 0.08%			Retail - 0.10%
AWAS Aviation Capital Ltd			Guitar Center Inc, Term Loan
7.00%, 10/15/2016(b)	$ 2,034	$ 2,024	5.62%, 4/9/2017(f)	$ 3,000	$ 2,640

TOTAL BONDS		$ 1,596,926	Software - 0.71%
	Principal		Hyland Software Inc, Term Loan
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value (000's)	5.75%, 12/19/2016(f)	1,489	1,440
Agriculture - 0.00%			Infor Global Solutions, Term Loan
Vector Group Ltd			6.00%, 7/28/2015(f)	793	760
3.88%, 6/15/2026(f)	63	72	Lawson Software Inc, Term Loan
			6.75%, 7/5/2017(f)	8,825	8,718
TOTAL CONVERTIBLE BONDS		$ 72	Merrill Corp, Term Loan
			7.50%, 12/24/2012(f)	1,541	1,476
SENIOR FLOATING RATE INTERESTS -	Principal
2.53%	Amount (000's)	Value (000's)	Novell Inc, Term Loan
			6.50%, 4/27/2017(f)	2,000	1,950
Advertising - 0.05%			Sophos Inc, Term Loan B
Advantage Sales & Marketing LLC, Term			7.75%, 6/15/2016(f)	2,888	2,844
Loan			Sunquest Information, Term Loan
9.25%, 6/18/2018(f)	$ 1,550	$ 1,473	6.25%, 12/16/2016(f)	1,995	1,965
					$ 19,153

Aerospace & Defense - 0.09%			Telecommunications - 0.24%
API Technologies Corp, Term Loan			Avaya Inc, Term Loan
7.75%, 6/27/2016(f)	2,493	2,380	4.81%, 10/26/2017(f)	4,987	4,540
			Telx Group Inc, Term Loan
Commercial Services - 0.30%			7.75%, 9/22/2017(f)	2,000	1,995
Laureate Education Inc, Term Loan					$ 6,535
5.25%, 6/15/2018(f)	4,489	4,181
			Trucking & Leasing - 0.11%
NCO Group Inc, Term Loan			AWAS Aviation Capital Ltd, Term Loan
7.92%, 5/15/2013(f)	2,061	2,028
			5.25%, 6/10/2016(f)	2,974	2,974
Wyle Services Corp, Term Loan
5.75%, 3/26/2017(f)	1,949	1,879
			TOTAL SENIOR FLOATING RATE INTERESTS		$ 68,340
		$ 8,088		Maturity
Food - 0.09%			REPURCHASE AGREEMENTS - 1.06%	Amount (000's)	Value (000's)
US Foodservice Inc, Term Loan
5.75%, 3/31/2017(f)	2,488	2,334	Banks - 1.06%
			Investment in Joint Trading Account; Credit	$ 8,586	$ 8,586
			Suisse Repurchase Agreement; 0.08%
Healthcare - Services - 0.13%			dated 10/31/11 maturing 11/01/11
Smile Brands Group Inc, Term Loan			(collateralized by US Government
7.00%, 12/21/2017(f)	3,474	3,439	Securities; $8,757,787; 0.00%; dated
			05/15/12 - 08/15/35)
			Investment in Joint Trading Account; Deutsche	10,303	10,303
Holding Companies - Diversified - 0.30%			Bank Repurchase Agreement; 0.10% dated
Pittsburgh Holdings Gaming LP, Term Loan			10/31/11 maturing 11/01/11 (collateralized
12.00%, 6/30/2015(f)	7,950	8,228
			by US Government Securities;
			$10,509,344; 0.00% - 0.05%; dated
Insurance - 0.03%			12/21/11 - 10/15/29)
CNO Financial Group Inc, Term Loan			Investment in Joint Trading Account; Merrill	9,667	9,667
6.25%, 9/30/2016(f)	718	716	Lynch Repurchase Agreement; 0.09%
			dated 10/31/11 maturing 11/01/11
			(collateralized by US Government
Leisure Products & Services - 0.04%			Securities; $9,860,077; 0.00% - 8.13%;
Travelport LLC, Term Loan			dated 11/25/11 - 09/15/60)
6.37%, 9/30/2012(f)	393	216
6.37%, 12/1/2016(f)	858	651			$ 28,556
13.87%, 12/1/2016(f)	1,190	198	TOTAL REPURCHASE AGREEMENTS		$ 28,556
		$ 1,065	Total Investments		$ 2,646,019
			Other Assets in Excess of Liabilities, Net - 1.94%		$ 52,250
Lodging - 0.28%			TOTAL NET ASSETS - 100.00%		$ 2,698,269
Caesars Entertainment Operating Co Inc, Term
Loan
9.50%, 10/31/2016(f)	491	495	(a) Non-Income Producing Security
MGM Resorts International, Term Loan			(b)	Security exempt from registration under Rule 144A of the Securities Act of
7.00%, 2/21/2014(f)	7,271	7,074	1933. These securities may be resold in transactions exempt from
		$ 7,569	registration, normally to qualified institutional buyers. Unless otherwise
			indicated, these securities are not considered illiquid. At the end of the
Media - 0.06%			period, the value of these securities totaled $716,415 or 26.55% of net
HMH Publishing Company, Term Loan			assets.
6.24%, 6/12/2014(f)	2,459	1,746	(c) Security is Illiquid

See accompanying notes

257

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

(d)	Market value is determined in accordance with procedures established in	Portfolio Summary (unaudited)
good faith by the Board of Directors. At the end of the period, the value of		Country	Percent
these securities totaled $10,990 or 0.41% of net assets.		United States	65 .00%
(e)	Payment in kind; the issuer has the option of paying additional securities	United Kingdom	4 .72%
in lieu of cash.		Jersey, Channel Islands	2 .19%
(f) Variable Rate. Rate shown is in effect at October 31, 2011.		France	1 .88%
(g) Security purchased on a when-issued basis.		Mexico	1 .88%
		Bermuda	1 .75%
		Canada	1 .60%
Unrealized Appreciation (Depreciation)		Brazil	1 .60%
The net federal income tax unrealized appreciation (depreciation) and federal tax		Australia	1 .55%
cost of investments held as of the period end were as follows:		Luxembourg	1 .53%
		Netherlands	1 .50%
Unrealized Appreciation	$ 86,858	Cayman Islands	1 .30%
Unrealized Depreciation	(116,112)	Hong Kong	1 .15%
Net Unrealized Appreciation (Depreciation)	$ (29,254)	Japan	0 .96%
Cost for federal income tax purposes	$ 2,675,273	Ireland	0 .86%
		Germany	0 .85%
All dollar amounts are shown in thousands (000's)		Turkey	0 .68%
		Colombia	0 .59%
		Russian Federation	0 .55%
		Venezuela	0 .53%
		Philippines	0 .52%
		Indonesia	0 .48%
		Singapore	0 .46%
		Spain	0 .41%
		Argentina	0 .35%
		Kazakhstan	0 .34%
		South Africa	0 .32%
		Peru	0 .28%
		Switzerland	0 .20%
		Taiwan, Province Of China	0 .19%
		Sweden	0 .18%
		Panama	0 .18%
		India	0 .17%
		Guernsey	0 .14%
		China	0.12%
		Chile	0 .11%
		Hungary	0 .09%
		Lithuania	0 .09%
		Finland	0 .09%
		Italy	0 .09%
		New Zealand	0 .08%
		Korea, Republic Of	0 .07%
		Norway	0 .06%
		Croatia	0 .06%
		Virgin Islands, British	0 .06%
		El Salvador	0 .05%
		Thailand	0 .05%
		Isle of Man	0 .04%
		Sri Lanka	0 .04%
		Belgium	0 .03%
		Ukraine	0 .03%
		Senegal	0 .01%
		Other Assets in Excess of Liabilities, Net	1 .94%
		TOTAL NET ASSETS	100.00%

See accompanying notes

258

     Schedule of Investments Global Real Estate Securities Fund October 31, 2011

COMMON STOCKS - 98.37%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Diversified Financial Services - 0.34%			REITS (continued)
ARA Asset Management Ltd (a)	865,873	$ 897	Japan Real Estate Investment Corp	223	$ 1,902
			Japan Retail Fund Investment Corp	1,455	2,252
			Land Securities Group PLC	392,104	4,291
Holding Companies - Diversified - 1.59%			LaSalle Hotel Properties	77,826	1,861
Wharf Holdings Ltd	796,258	4,235	Lippo Malls Indonesia Retail Trust	10,000	4
			LTC Properties Inc	54,000	1,532
Lodging - 0.70%			Mapletree Commercial Trust	2,048,000	1,414
Starwood Hotels & Resorts Worldwide Inc	37,275	1,868	Mirvac Group	2,239,697	2,933
			Mori Trust Sogo Reit Inc	190	1,673
			Northern Property Real Estate Investment	66,925	1,934
Real Estate - 23.10%			Trust
Atrium European Real Estate Ltd	205,136	1,034
Brookfield Office Properties Inc	146,900	2,411	Pennsylvania Real Estate Investment Trust	123,700	1,269
			ProLogis Inc	153,885	4,580
CapitaLand Ltd	1,762,868	3,798	PS Business Parks Inc	20,647	1,099
Castellum AB	188,516	2,552
China Overseas Land & Investment Ltd	548,000	1,014	Public Storage Inc	60,704	7,834
China Resources Land Ltd	1,499,000	2,194	Ramco-Gershenson Properties Trust	115,414	1,114
			RioCan Real Estate Investment Trust	42,550	1,080
Deutsche Euroshop AG	44,901	1,644	Shaftesbury PLC	282,304	2,281
Filinvest Land Inc	35,204,000	938
FKP Property Group	1,925,638	992	Simon Property Group Inc	117,418	15,081
Glorious Property Holdings Ltd (b)	8,441,000	1,311	SL Green Realty Corp	46,646	3,218
			Stockland	273,789	904
Growthpoint Properties Ltd	383,146	889	Tishman Speyer Office Fund (b)	2,332,962	1,380
GSW Immobilien AG (b)	38,819	1,261
			Unibail-Rodamco SE	37,347	7,425
Hang Lung Properties Ltd	360,000	1,311	United Urban Investment Corp	2,890	3,259
Hongkong Land Holdings Ltd	856,053	4,499
Hufvudstaden AB	102,546	1,113	Ventas Inc	41,346	2,299
			Vornado Realty Trust	84,064	6,961
Mitsubishi Estate Co Ltd	442,877	7,501	Westfield Group	1,212,783	9,763
Mitsui Fudosan Co Ltd	391,193	6,506
New World Development Co Ltd	3,012,700	3,174	Westfield Retail Trust	1,531,401	4,081
New World Development Co Ltd - Rights	1,179,350	380	Workspace Group PLC	277,700	1,073
(b),(c),(d)					$ 193,160
Sponda OYJ	304,623	1,323	TOTAL COMMON STOCKS		$ 261,599
Sumitomo Realty & Development Co Ltd	93,947	1,947	Total Investments		$ 261,599
Sun Hung Kai Properties Ltd	765,087	10,534	Other Assets in Excess of Liabilities, Net - 1.63%		$ 4,323
Supalai PCL (d)	3,031,300	1,221	TOTAL NET ASSETS - 100.00%		$ 265,922
Swiss Prime Site AG (b)	23,130	1,892

		$ 61,439	(a)	Security exempt from registration under Rule 144A of the Securities Act of
REITS - 72.64%			1933. These securities may be resold in transactions exempt from
American Assets Trust Inc	130,801	2,651	registration, normally to qualified institutional buyers. Unless otherwise
Apartment Investment & Management Co	151,500	3,738	indicated, these securities are not considered illiquid. At the end of the
Astro Japan Property Group	1,173,029	2,652	period, the value of these securities totaled $897 or 0.34% of net assets.
AvalonBay Communities Inc	44,312	5,924	(b) Non-Income Producing Security
Boardwalk Real Estate Investment Trust	41,100	2,007	(c) Security is Illiquid
Boston Properties Inc	69,344	6,864	(d)	Market value is determined in accordance with procedures established in
BRE Properties Inc	54,198	2,716	good faith by the Board of Directors. At the end of the period, the value of
Cambridge Industrial Trust	3,866,000	1,422	these securities totaled $1,601 or 0.60% of net assets.
Canadian Real Estate Investment Trust	117,675	4,189
CapitaMalls Malaysia Trust	3,658,800	1,569
CapLease Inc	346,845	1,356	Unrealized Appreciation (Depreciation)
Charter Hall Office REIT	571,595	2,028	The net federal income tax unrealized appreciation (depreciation) and federal tax
Charter Hall Retail REIT	527,162	1,808	cost of investments held as of the period end were as follows:
Colonial Properties Trust	145,494	2,951
CYS Investments Inc	160,320	2,033	Unrealized Appreciation		$ 11,291
Digital Realty Trust Inc	74,565	4,648	Unrealized Depreciation		(23,569)
Dundee Real Estate Investment Trust	72,400	2,397	Net Unrealized Appreciation (Depreciation)		$ (12,278)
DuPont Fabros Technology Inc	112,741	2,344	Cost for federal income tax purposes		$ 273,877
Entertainment Properties Trust	75,500	3,382
Equity One Inc	138,500	2,375	All dollar amounts are shown in thousands (000's)
Equity Residential	126,186	7,405
Essex Property Trust Inc	24,000	3,426
Eurocommercial Properties NV	45,084	1,923
Extra Space Storage Inc	104,200	2,348
General Growth Properties Inc	269,500	3,962
Glimcher Realty Trust	342,769	3,140
Great Portland Estates PLC	417,370	2,495
Hammerson PLC	421,811	2,756
HCP Inc	114,234	4,552
Hersha Hospitality Trust	276,177	1,218
Host Hotels & Resorts Inc	299,652	4,276
ICADE	23,551	2,108

See accompanying notes

259

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2011

Portfolio Summary (unaudited)
Country		Percent
United States		46 .04%
Hong Kong		10 .76%
Australia		9 .97%
Japan		9 .43%
United Kingdom		4 .85%
Canada		4 .37%
France		3 .58%
Singapore		2 .84%
Sweden		1 .38%
Germany		1 .10%
Netherlands		0 .72%
Switzerland		0 .71%
Malaysia		0 .59%
Finland		0 .50%
Thailand		0 .46%
Jersey, Channel Islands		0 .39%
Philippines		0 .35%
South Africa		0 .33%
Other Assets in Excess of Liabilities, Net		1 .63%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial	11/15/2011	7,800,481 $	7,959	$ 8,207	$ 248
British Pound	State Street Financial	11/15/2011	908,148	1,432	1,460	28
Canadian Dollar	State Street Financial	11/15/2011	19,069	19	19	—
Euro	State Street Financial	11/15/2011	2,710,506	3,746	3,750	4
Hong Kong Dollar	State Street Financial	11/15/2011	50,613,067	6,509	6,515	6
Israeli Shekel	State Street Financial	11/15/2011	54,681	15	15	—
Japanese Yen	State Street Financial	11/15/2011	194,358,762	2,517	2,487	(30)
New Zealand Dollar	State Street Financial	11/15/2011	341,955	271	276	5
Norwegian Krone	State Street Financial	11/15/2011	1,243,685	221	223	2
Singapore Dollar	State Street Financial	11/15/2011	5,157,958	4,055	4,111	56
Swedish Krona	State Street Financial	11/15/2011	23,605	4	4	—
Swiss Franc	State Street Financial	11/15/2011	1,018,586	1,148	1,161	13

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial	11/15/2011	13,543,243 $	13,777	$ 14,249	$ (472)
British Pound	State Street Financial	11/15/2011	161,507	261	260	1
Canadian Dollar	State Street Financial	11/15/2011	402,548	396	404	(8)
Euro	State Street Financial	11/15/2011	1,300,683	1,799	1,799	—
Hong Kong Dollar	State Street Financial	11/15/2011	19,902,890	2,556	2,562	(6)
Japanese Yen	State Street Financial	11/15/2011	241,634,135	3,141	3,092	49
New Zealand Dollar	State Street Financial	11/15/2011	184	—	—	—
Philippine Peso	State Street Financial	11/15/2011	38,020,318	874	891	(17)
Singapore Dollar	State Street Financial	11/15/2011	259,410	204	207	(3)
South African Rand	State Street Financial	11/15/2011	7,108,162	909	895	14
Swedish Krona	State Street Financial	11/15/2011	5,887,498	889	903	(14)
Thailand Baht	State Street Financial	11/15/2011	37,891,246	1,226	1,231	(5)

All dollar amounts are shown in thousands (000's)

See accompanying notes

260

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

	Principal			Principal
BONDS - 32.65%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 0.45%			Mortgage Backed Securities (continued)
CPS Auto Trust			Freddie Mac (continued)
2.82%, 04/16/2018(a)	$ 6,065	$ 5,928	3.50%, 06/15/2040	$ 7,833	$ 8,223
DT Auto Owner Trust			4.00%, 06/15/2028(b)	24,597	2,381
3.05%, 02/16/2016(a)	2,000	1,997	4.00%, 02/15/2035(b)	28,917	3,922
		$ 7,925	4.00%, 09/15/2040	10,163	10,802
			4.50%, 05/15/2040	5,000	5,280
Automobile Floor Plan Asset Backed Securities - 0.06%			4.50%, 05/15/2040	11,000	11,992
CNH Wholesale Master Note Trust			4.50%, 12/15/2040	7,047	7,508
1.89%, 12/15/2015(a),(b)	1,000	1,002
			4.50%, 07/15/2041	10,807	11,465
			4.75%, 12/15/2040	11,500	12,334
Home Equity Asset Backed Securities - 0.12%			5.50%, 01/15/2033	3,974	4,370
Asset Backed Securities Corp Home Equity			5.50%, 04/15/2033(b)	12,200	13,057
0.34%, 07/25/2036(b)	271	266	6.50%, 08/15/2027	209	244
Morgan Stanley Home Equity Loan Trust			GE Capital Commercial Mortgage Corp
0.41%, 02/25/2036(b)	1,928	1,770	5.31%, 11/10/2045(b)	5,000	4,730
		$ 2,036	Ginnie Mae
			1.65%, 04/16/2053(b)	39,975	3,639
Mortgage Backed Securities - 31.12%			3.00%, 05/16/2037	14,000	14,672
BCAP LLC Trust			3.00%, 09/16/2039	9,933	10,352
5.11%, 06/26/2036(a),(b),(c)	4,000	3,580	4.00%, 09/16/2026(b)	33,636	4,229
5.59%, 11/26/2037(a),(b)	8,085	8,221
			4.00%, 02/20/2034	7,561	8,254
BNPP Mortgage Securities LLC			4.00%, 04/20/2038(b)	22,940	3,764
6.00%, 08/27/2037(a),(c)	6,757	6,956
			4.00%, 11/16/2038	5,218	5,578
Chase Mortgage Finance Corp			4.00%, 03/20/2039(b)	31,321	5,114
6.00%, 05/25/2035	14,590	14,117	4.50%, 04/20/2036(b)	18,200	4,337
Citigroup Mortgage Loan Trust Inc			4.50%, 01/20/2038(b)	12,014	1,714
0.60%, 05/25/2037(a),(b)	4,646	3,760
4.00%, 11/25/2036(a)	13,117	13,453	4.50%, 04/16/2040	10,000	10,963
4.00%, 03/25/2037(a)	8,194	8,334	Greenwich Capital Commercial Funding
4.00%, 04/25/2037(a)	10,743	10,985	Corp
4.25%, 01/25/2036(a)	7,868	8,008	4.57%, 08/10/2042	5,036	5,142
			Jefferies & Co Inc
5.50%, 01/25/2036(a)	5,462	4,615	6.02%, 12/26/2037(a),(b)	10,051	10,092
5.75%, 02/25/2036(a)	2,055	1,842
6.00%, 03/25/2037(a),(b)	12,351	12,980	JP Morgan Chase Commercial Mortgage
6.13%, 07/25/2036(a)	7,500	7,342	Securities Corp
			4.17%, 08/15/2046	12,600	13,097
6.95%, 10/25/2036(a),(c)	1,910	1,967	5.32%, 01/12/2043(b)	12,000	11,284
Citigroup/Deutsche Bank Commercial			5.46%, 12/12/2043	8,611	8,207
Mortgage Trust			LF Rothschild Mortgage Trust
5.39%, 01/15/2046(b)	7,700	7,431
			9.95%, 09/01/2017	18	20
Commercial Mortgage Pass Through			Merrill Lynch Mortgage Investors Inc
Certificates			5.25%, 08/25/2036(b)	7,416	7,339
5.78%, 06/10/2046(b)	8,000	7,922
			Morgan Stanley Capital I
Credit Suisse First Boston Mortgage Securities			4.79%, 09/13/2045(b)	2,500	2,485
Corp			Morgan Stanley Mortgage Loan Trust
5.75%, 04/25/2033	2,708	2,804	2.26%, 06/25/2036(b)	7,660	7,124
6.00%, 12/25/2033	4,822	5,104	Morgan Stanley Reremic Trust
Credit Suisse Mortgage Capital Certificates			5.50%, 10/26/2035(a)	6,094	6,217
4.00%, 03/26/2037(a)	8,846	8,972	5.70%, 03/26/2036(a),(b)	6,500	6,638
6.00%, 08/27/2037(a)	7,527	7,863
			Wachovia Bank Commercial Mortgage Trust
Fannie Mae			5.12%, 07/15/2042	13,920	15,425
0.85%, 04/25/2027(b)	38	38	5.32%, 12/15/2044(b)	13,935	14,237
3.50%, 01/25/2029	6,891	7,035	Wells Fargo Mortgage Backed Securities
3.50%, 07/25/2029	8,498	8,559	Trust
4.00%, 05/25/2028(b)	28,639	2,811
			5.50%, 11/25/2035	3,494	3,480
4.00%, 08/25/2037	9,720	10,186	6.00%, 12/28/2037(b)	12,286	12,649
4.00%, 04/25/2041	10,424	10,861	WF-RBS Commercial Mortgage Trust
4.50%, 06/25/2037(b)	8,674	9,089	4.87%, 02/15/2044(a),(b)	3,000	3,150
4.50%, 05/25/2040	10,697	11,260			$ 540,467
5.00%, 08/25/2037(b)	4,523	4,977
5.00%, 12/25/2039	4,536	5,062	Other Asset Backed Securities - 0.90%
5.50%, 03/25/2026(b)	6,545	7,105	Ameriquest Mortgage Securities Inc
6.50%, 02/25/2047	1,738	1,936	0.67%, 07/25/2035(b)	14,844	9,710
7.00%, 04/25/2032	3,761	4,379	0.72%, 09/25/2035(b)	9,500	5,916
9.00%, 05/25/2020	40	47			$ 15,626
Fannie Mae Interest Strip			TOTAL BONDS		$ 567,056
7.00%, 04/01/2024(b)	173	29	U.S. GOVERNMENT & GOVERNMENT	Principal
Freddie Mac			AGENCY OBLIGATIONS - 69.44%	Amount (000's)	Value (000's)
1.15%, 02/15/2021(b)	23	23	Federal Home Loan Mortgage Corporation (FHLMC) -
3.00%, 02/15/2040	4,560	4,733	24.46%
3.50%, 05/15/2032	9,986	10,571	2.17%, 03/01/2036(b),(d)	$ 254	$ 254

See accompanying notes

261

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
2.98%, 10/01/2032(b),(d)	$ 4	$ 4	6.00%, 10/01/2036(b),(d)	$ 371	$ 409
3.00%, 11/01/2026(d),(e)	16,000	16,367	6.00%, 03/01/2037(d)	813	901
3.50%, 11/01/2042(d),(e)	8,000	8,112	6.00%, 04/01/2037(d)	2,282	2,540
4.00%, 08/01/2026(d)	8,921	9,370	6.00%, 05/01/2037(d)	677	757
4.00%, 08/01/2039(d)	9,295	9,658	6.00%, 01/01/2038(d)	1,845	2,054
4.00%, 10/01/2039(d)	15,476	16,080	6.00%, 01/01/2038(b),(d)	248	274
4.00%, 09/01/2040(d)	7,845	8,151	6.00%, 03/01/2038(d)	346	379
4.00%, 09/01/2041(d)	15,979	16,608	6.00%, 04/01/2038(d)	730	805
4.00%, 10/01/2041(d)	9,988	10,403	6.00%, 07/01/2038(d)	2,183	2,390
4.50%, 07/01/2019(d)	6,221	6,657	6.00%, 10/01/2038(d)	1,287	1,411
4.50%, 08/01/2033(d)	2,419	2,568	6.50%, 11/01/2016(d)	247	270
4.50%, 08/01/2033(d)	1,912	2,030	6.50%, 06/01/2017(d)	84	92
4.50%, 09/01/2039(d)	15,845	16,731	6.50%, 12/01/2021(d)	990	1,095
4.50%, 11/01/2039(d)	11,200	11,827	6.50%, 04/01/2022(d)	948	1,048
4.50%, 12/01/2039(d)	16,164	17,069	6.50%, 05/01/2022(d)	485	537
4.50%, 08/01/2040(d)	13,150	13,890	6.50%, 08/01/2022(d)	177	195
4.50%, 02/01/2041(d)	15,127	15,965	6.50%, 05/01/2023(d)	124	137
4.50%, 08/01/2041(d)	16,000	16,887	6.50%, 07/01/2023(d)	5	5
5.00%, 10/01/2025(d)	474	513	6.50%, 01/01/2024(d)	27	30
5.00%, 12/01/2032(d)	462	497	6.50%, 07/01/2025(d)	3	4
5.00%, 02/01/2033(d)	3,532	3,801	6.50%, 07/01/2025(d)	3	3
5.00%, 08/01/2033(d)	5,640	6,070	6.50%, 09/01/2025(d)	1	2
5.00%, 08/01/2033(d)	5,280	5,695	6.50%, 09/01/2025(d)	3	3
5.00%, 01/01/2034(d)	3,310	3,563	6.50%, 10/01/2025(d)	8	9
5.00%, 05/01/2034(d)	683	735	6.50%, 10/01/2025(d)	11	13
5.00%, 05/01/2035(d)	687	738	6.50%, 04/01/2027(d)	5	6
5.00%, 07/01/2035(d)	359	390	6.50%, 02/01/2028(d)	1	1
5.00%, 07/01/2035(d)	28	30	6.50%, 03/01/2029(d)	182	207
5.00%, 10/01/2035(d)	63	69	6.50%, 03/01/2029(d)	24	28
5.00%, 11/01/2035(d)	2,808	3,044	6.50%, 04/01/2029(d)	2,162	2,456
5.00%, 10/01/2038(d)	10,818	11,504	6.50%, 04/01/2031(d)	696	790
5.00%, 06/01/2039(d)	12,653	13,664	6.50%, 06/01/2031(d)	2	2
5.00%, 09/01/2039(d)	15,750	17,077	6.50%, 10/01/2031(d)	262	296
5.00%, 01/01/2040(d)	15,828	16,989	6.50%, 01/01/2032(d)	2,178	2,464
5.00%, 06/01/2041(d)	12,751	13,710	6.50%, 02/01/2032(d)	46	51
5.50%, 04/01/2018(d)	252	271	6.50%, 02/01/2032(d)	5	7
5.50%, 11/01/2018(d)	3,090	3,343	6.50%, 04/01/2032(d)	38	42
5.50%, 01/01/2029(d)	12	13	6.50%, 08/01/2032(d)	117	132
5.50%, 03/01/2029(d)	10	11	6.50%, 08/01/2032(d)	51	57
5.50%, 05/01/2033(d)	115	125	6.50%, 04/01/2035(d)	35	39
5.50%, 08/01/2033(d)	3,480	3,798	6.50%, 02/01/2037(d)	146	164
5.50%, 10/01/2033(d)	83	90	6.50%, 09/01/2038(d)	9,549	10,650
5.50%, 12/01/2033(d)	2,199	2,391	7.00%, 07/01/2024(d)	11	13
5.50%, 12/01/2033(d)	5,422	5,896	7.00%, 01/01/2028(d)	1,060	1,223
5.50%, 09/01/2035(d)	9,972	10,828	7.00%, 06/01/2029(d)	430	495
5.50%, 10/01/2035(d)	11,634	12,694	7.00%, 01/01/2031(d)	5	6
5.50%, 07/01/2037(d)	270	292	7.00%, 03/01/2031(d)	73	85
5.50%, 12/01/2037(d)	10,270	11,205	7.00%, 04/01/2031(d)	258	297
5.50%, 04/01/2038(d)	216	236	7.00%, 06/01/2031(d)	74	86
5.50%, 05/01/2038(d)	564	614	7.00%, 10/01/2031(d)	216	250
5.50%, 05/01/2038(d)	4,285	4,635	7.00%, 04/01/2032(d)	647	749
6.00%, 04/01/2017(d)	435	472	7.00%, 01/01/2037(d)	1,179	1,353
6.00%, 04/01/2017(d)	541	580	7.50%, 03/01/2013(d)	59	59
6.00%, 05/01/2017(d)	592	634	7.50%, 12/01/2030(d)	9	10
6.00%, 07/01/2017(d)	32	35	7.50%, 02/01/2031(d)	7	8
6.00%, 01/01/2021(d)	165	180	7.50%, 02/01/2031(d)	108	126
6.00%, 06/01/2028(d)	39	43	8.00%, 08/01/2030(d)	2	2
6.00%, 05/01/2031(d)	349	387	8.00%, 11/01/2030(d)	2	2
6.00%, 10/01/2031(d)	15	17	8.00%, 12/01/2030(d)	42	50
6.00%, 02/01/2032(d)	50	55	8.50%, 04/01/2019(d)	9	10
6.00%, 09/01/2032(d)	789	873	8.50%, 07/01/2029(d)	203	244
6.00%, 11/01/2033(d)	2,402	2,661	9.00%, 09/01/2016(d)	2	2
6.00%, 11/01/2033(d)	2,581	2,859	9.00%, 05/01/2017(d)	1	1
6.00%, 05/01/2034(d)	5,827	6,427	9.00%, 05/01/2021(d)	2	2
6.00%, 05/01/2034(d)	4,821	5,255	9.00%, 09/01/2021(d)	2	2
6.00%, 09/01/2034(d)	427	471	9.00%, 01/01/2022(d)	2	3
6.00%, 01/01/2035(d)	6,683	7,300	9.00%, 08/01/2022(d)	1	1
6.00%, 02/01/2035(d)	4,668	5,149			$ 424,746
6.00%, 02/01/2035(d)	319	352

See accompanying notes

262

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) - 30.04%			Federal National Mortgage Association (FNMA) (continued)
2.59%, 03/01/2028(b),(d)	$ 18	$ 19	5.50%, 02/01/2037(d)	$ 63	$ 69
2.63%, 11/01/2033(b),(d)	12	13	5.50%, 06/01/2037(d)	1,086	1,190
3.00%, 11/01/2026(d)	10,000	10,241	5.50%, 12/01/2037(d)	5,581	6,170
3.50%, 01/01/2041(d)	8,766	8,919	5.50%, 03/01/2038(d)	2,469	2,705
3.50%, 11/01/2041(d),(e)	8,000	8,130	5.50%, 03/01/2038(d)	1,275	1,410
4.00%, 05/01/2025(d)	11,253	11,833	5.50%, 05/01/2038(d)	1,290	1,419
4.00%, 08/01/2039(d)	14,316	14,900	5.50%, 07/01/2038(d)	6,386	6,998
4.00%, 09/01/2040(d)	14,172	14,750	5.50%, 09/01/2038(d)	1,261	1,382
4.00%, 09/01/2040(d)	8,976	9,342	5.50%, 06/01/2040(d)	7,127	7,790
4.00%, 09/01/2040(d)	10,096	10,554	6.00%, 12/01/2016(d)	520	564
4.00%, 10/01/2040(d)	9,303	9,682	6.00%, 01/01/2017(d)	23	25
4.00%, 11/01/2040(d)	10,819	11,260	6.00%, 04/01/2017(d)	61	67
4.00%, 01/01/2041(d)	12,615	13,129	6.00%, 08/01/2017(d)	1,256	1,365
4.00%, 04/01/2041(d)	10,014	10,422	6.00%, 08/01/2018(d)	652	706
4.00%, 04/01/2041(d)	10,619	11,052	6.00%, 12/01/2022(d)	80	88
4.50%, 12/01/2019(d)	266	285	6.00%, 03/01/2029(d)	223	247
4.50%, 01/01/2020(d)	915	980	6.00%, 08/01/2031(d)	1,060	1,177
4.50%, 09/01/2025(d)	9,906	10,661	6.00%, 12/01/2031(d)	25	27
4.50%, 07/01/2039(d)	6,084	6,485	6.00%, 12/01/2031(d)	11	12
4.50%, 07/01/2039(d)	13,161	14,028	6.00%, 01/01/2032(d)	937	1,040
4.50%, 10/01/2039(d)	8,724	9,236	6.00%, 11/01/2032(d)	57	63
4.50%, 08/01/2040(d)	12,863	13,618	6.00%, 04/01/2033(d)	517	574
4.50%, 09/01/2040(d)	13,190	13,965	6.00%, 02/01/2034(d)	536	595
5.00%, 01/01/2018(d)	200	216	6.00%, 03/01/2034(d)	1,682	1,861
5.00%, 11/01/2018(d)	927	1,001	6.00%, 09/01/2034(d)	4,694	5,147
5.00%, 04/01/2019(d)	230	249	6.00%, 04/01/2037(d)	9,048	10,069
5.00%, 01/01/2026(d)	633	688	6.00%, 07/01/2037(d)	4,239	4,656
5.00%, 06/01/2034(d)	6,636	7,160	6.00%, 09/01/2037(d)	10,318	11,347
5.00%, 04/01/2035(d)	636	697	6.00%, 11/01/2037(d)	1,181	1,310
5.00%, 05/01/2035(d)	668	720	6.00%, 02/01/2038(d)	686	761
5.00%, 07/01/2035(d)	237	256	6.00%, 02/01/2038(b),(d)	798	885
5.00%, 07/01/2035(d)	1,821	1,963	6.00%, 03/01/2038(d)	275	305
5.00%, 08/01/2035(d)	318	342	6.00%, 04/01/2038(d)	816	896
5.00%, 06/01/2037(d)	4,201	4,530	6.00%, 05/01/2038(d)	13,038	14,321
5.00%, 05/01/2038(d)	1,011	1,090	6.00%, 05/01/2038(d)	12,632	14,006
5.00%, 04/01/2039(d)	13,965	15,137	6.00%, 08/01/2038(d)	4,784	5,304
5.00%, 12/01/2039(d)	6,512	7,023	6.00%, 11/01/2038(d)	10,853	11,921
5.00%, 01/01/2040(d)	10,024	10,809	6.50%, 06/01/2016(d)	11	12
5.00%, 04/01/2040(d)	12,542	13,512	6.50%, 09/01/2024(d)	830	917
5.00%, 04/01/2040(d)	2,999	3,264	6.50%, 08/01/2028(d)	111	126
5.00%, 05/01/2040(d)	14,204	15,374	6.50%, 11/01/2028(d)	122	138
5.00%, 06/01/2040(d)	5,085	5,478	6.50%, 12/01/2028(d)	99	113
5.03%, 12/01/2033(b),(d)	355	381	6.50%, 01/01/2029(d)	46	52
5.50%, 09/01/2017(d)	173	188	6.50%, 02/01/2029(d)	62	71
5.50%, 09/01/2017(d)	19	20	6.50%, 03/01/2029(d)	158	179
5.50%, 12/01/2017(d)	1,483	1,610	6.50%, 04/01/2029(d)	223	252
5.50%, 03/01/2018(d)	187	203	6.50%, 06/01/2031(d)	427	467
5.50%, 06/01/2019(d)	36	39	6.50%, 06/01/2031(d)	155	175
5.50%, 06/01/2019(d)	63	69	6.50%, 06/01/2031(d)	81	92
5.50%, 07/01/2019(d)	98	106	6.50%, 09/01/2031(d)	17	19
5.50%, 07/01/2019(d)	97	106	6.50%, 12/01/2031(d)	6	7
5.50%, 07/01/2019(d)	159	173	6.50%, 01/01/2032(d)	280	316
5.50%, 07/01/2019(d)	14	16	6.50%, 03/01/2032(d)	833	937
5.50%, 07/01/2019(d)	39	43	6.50%, 04/01/2032(d)	802	902
5.50%, 08/01/2019(d)	212	230	6.50%, 04/01/2032(d)	48	54
5.50%, 08/01/2019(d)	35	39	6.50%, 08/01/2032(d)	462	520
5.50%, 09/01/2019(d)	196	213	6.50%, 11/01/2032(d)	632	717
5.50%, 06/01/2026(d)	519	564	6.50%, 11/01/2032(d)	284	322
5.50%, 05/01/2033(d)	4,737	5,184	6.50%, 11/01/2032(d)	171	193
5.50%, 05/01/2033(d)	340	373	6.50%, 12/01/2032(d)	868	976
5.50%, 05/01/2033(d)	2,203	2,410	6.50%, 02/01/2033(d)	690	774
5.50%, 07/01/2033(d)	2,701	2,975	6.50%, 07/01/2034(d)	1,052	1,182
5.50%, 09/01/2033(d)	1,639	1,805	6.50%, 07/01/2034(d)	1,801	2,021
5.50%, 02/01/2034(d)	10,707	11,638	6.50%, 02/01/2036(d)	6,202	6,832
5.50%, 04/01/2034(d)	2,456	2,680	6.50%, 04/01/2036(d)	55	62
5.50%, 09/01/2034(d)	2,071	2,260	6.50%, 08/01/2036(d)	781	872
5.50%, 01/01/2035(d)	7,135	7,788	6.50%, 08/01/2036(d)	331	370
5.50%, 02/01/2035(d)	7,924	8,683	6.50%, 10/01/2036(d)	237	266
5.50%, 09/01/2035(d)	1,077	1,186	6.50%, 11/01/2036(d)	239	268

See accompanying notes

263

     Schedule of Investments Government & High Quality Bond Fund October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA)
6.50%, 07/01/2037 (d) $ 102		$ 114	(continued)
6.50%, 07/01/2037(d)	150	168	6.00%, 09/20/2025	$ 29	$ 32
6.50%, 08/01/2037(d)	370	410	6.00%, 11/20/2025	13	15
6.50%, 08/01/2037(d)	3,545	3,960	6.00%, 04/20/2026	182	204
6.50%, 10/01/2037(d)	13,259	14,741	6.00%, 10/20/2028	25	28
6.50%, 01/01/2038(d)	53	59	6.00%, 02/20/2029	261	293
			6.00%, 05/20/2032(b)	907	1,018
6.50%, 02/01/2038(d)	102	113
6.50%, 05/01/2038(d)	53	59	6.00%, 08/15/2032	148	166
6.50%, 02/01/2039(d)	6,123	6,800	6.00%, 09/15/2032	340	381
7.00%, 05/01/2022(d)	49	57	6.00%, 02/15/2033	50	57
7.00%, 08/01/2028(d)	186	217	6.00%, 07/20/2033	3,227	3,631
7.00%, 12/01/2028(d)	163	190	6.00%, 08/15/2038	1,162	1,309
7.00%, 04/01/2029(d)	76	88	6.00%, 12/15/2038	9,869	11,037
7.00%, 07/01/2029(d)	172	200	6.50%, 09/15/2023	33	38
7.00%, 11/01/2031(d)	784	903	6.50%, 09/15/2023	24	27
7.00%, 07/01/2032(d)	219	252	6.50%, 09/15/2023	38	43
7.50%, 12/01/2024(d)	197	230	6.50%, 09/15/2023	34	38
7.50%, 07/01/2029(d)	91	105	6.50%, 10/15/2023	44	50
7.50%, 02/01/2030(d)	110	128	6.50%, 11/15/2023	9	10
7.50%, 01/01/2031(d)	6	7	6.50%, 12/15/2023	87	98
7.50%, 05/01/2031(d)	7	8	6.50%, 12/15/2023	50	57
7.50%, 08/01/2032(d)	57	67	6.50%, 12/15/2023	20	23
8.00%, 05/01/2022(d)	13	15	6.50%, 12/15/2023	31	36
8.00%, 01/01/2025(d)	2	2	6.50%, 01/15/2024	50	56
8.00%, 01/01/2025(d)	1	1	6.50%, 01/15/2024	21	23
8.50%, 02/01/2023(d)	4	5	6.50%, 01/15/2024	67	76
8.50%, 09/01/2025(d)	3	3	6.50%, 01/15/2024	20	23
9.00%, 09/01/2030(d)	48	57	6.50%, 01/15/2024	39	44
			6.50%, 01/15/2024	34	39
		$ 521,630	6.50%, 01/15/2024	15	17
Government National Mortgage Association (GNMA) -			6.50%, 01/15/2024	9	10
10.02%			6.50%, 03/15/2024	102	115
3.50%, 11/01/2041(e)	8,000	8,289
			6.50%, 03/15/2024	5	6
4.00%, 10/15/2041	18,000	19,235	6.50%, 04/15/2024	40	45
4.00%, 11/01/2041(e)	12,000	12,799
			6.50%, 04/20/2024	26	29
4.50%, 09/20/2039	14,226	15,457	6.50%, 07/15/2024	117	132
4.50%, 10/15/2039	9,758	10,648	6.50%, 01/15/2026	24	28
4.50%, 03/20/2040	15,763	17,117	6.50%, 03/15/2026	36	41
4.50%, 06/15/2041	5,968	6,506	6.50%, 07/20/2026	13	15
4.50%, 11/01/2041(e)	11,000	11,956
			6.50%, 02/15/2028	11	13
5.00%, 02/15/2034	622	688	6.50%, 10/20/2028	24	28
5.00%, 10/15/2039	8,940	9,907	6.50%, 03/20/2031	207	237
5.00%, 06/20/2041	11,695	12,887	6.50%, 04/20/2031	162	185
5.50%, 12/15/2013	3	3	6.50%, 07/15/2031	5	5
5.50%, 01/15/2014	5	6	6.50%, 10/15/2031	37	42
5.50%, 01/15/2014	38	41	6.50%, 07/15/2032	34	39
5.50%, 02/15/2014	2	3	6.50%, 04/20/2034	1,221	1,392
5.50%, 03/15/2014	25	28	6.50%, 05/20/2034	970	1,106
5.50%, 07/20/2033	4,891	5,471	6.80%, 04/20/2025	63	73
5.50%, 02/20/2034	5,262	5,883	7.00%, 11/15/2022	54	61
5.50%, 03/20/2034	4,924	5,505	7.00%, 11/15/2022	9	10
5.50%, 05/20/2035	639	714	7.00%, 12/15/2022	88	101
5.50%, 01/15/2039	626	700	7.00%, 12/15/2022	12	14
5.50%, 01/15/2039	1,805	2,012	7.00%, 01/15/2023	10	12
6.00%, 10/15/2023	213	238	7.00%, 01/15/2023	32	37
6.00%, 11/15/2023	83	93	7.00%, 01/15/2023	14	16
6.00%, 11/15/2023	106	118	7.00%, 02/15/2023	115	134
6.00%, 12/15/2023	60	67	7.00%, 03/15/2023	18	21
6.00%, 12/15/2023	65	73	7.00%, 07/15/2023	17	20
6.00%, 12/15/2023	3	3	7.00%, 07/15/2023	62	71
6.00%, 01/15/2024	21	24	7.00%, 07/15/2023	26	30
6.00%, 01/20/2024	18	20	7.00%, 08/15/2023	24	28
6.00%, 02/15/2024	78	88	7.00%, 10/15/2023	34	39
6.00%, 02/15/2024	56	62	7.00%, 12/15/2023	29	33
6.00%, 02/15/2024	46	51	7.00%, 12/15/2023	45	52
6.00%, 03/15/2024	24	27	7.00%, 01/15/2026	37	43
6.00%, 04/20/2024	56	63	7.00%, 05/15/2026	8	10
6.00%, 05/20/2024	40	45	7.00%, 01/15/2027	63	74
6.00%, 05/20/2024	28	31	7.00%, 03/15/2027	36	42
6.00%, 10/20/2024	50	56	7.00%, 10/15/2027	3	3

See accompanying notes

264

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA)			Government National Mortgage Association (GNMA)
(continued)			(continued)
7.00%, 10/15/2027	$ 16	$ 18	8.00%, 06/15/2017	$ 10	$ 10
7.00%, 10/15/2027	3	3	8.00%, 06/15/2017	7	8
7.00%, 11/15/2027	57	66	8.00%, 02/15/2022	37	43
7.00%, 11/15/2027	5	6	8.00%, 04/15/2022	43	50
7.00%, 12/15/2027	4	4	8.00%, 12/15/2030	13	16
7.00%, 12/15/2027	49	58	9.00%, 11/15/2021	135	157
7.00%, 02/15/2028	1	1	9.50%, 04/15/2016	4	4
7.00%, 02/15/2028	1	2	9.50%, 09/15/2016	1	1
7.00%, 04/15/2028	3	3	9.50%, 11/15/2016	9	9
7.00%, 04/15/2028	74	87	9.50%, 07/15/2017	25	29
7.00%, 05/15/2028	1	1	9.50%, 07/15/2017	16	19
7.00%, 06/15/2028	175	205	9.50%, 10/15/2017	9	11
7.00%, 12/15/2028	142	166	9.50%, 11/15/2017	19	22
7.00%, 01/15/2029	99	116	9.50%, 09/20/2018	59	69
7.00%, 03/15/2029	93	108	9.50%, 09/15/2020	11	13
7.00%, 04/15/2029	97	113	9.50%, 12/20/2020	24	28
7.00%, 04/15/2029	218	255	9.50%, 01/20/2021	3	4
7.00%, 05/15/2031	21	24	9.50%, 02/20/2021	2	2
7.00%, 06/20/2031	134	156	9.50%, 03/20/2021	2	3
7.00%, 07/15/2031	5	6	9.50%, 08/15/2021	145	172
7.00%, 09/15/2031	7	8			$ 173,907
7.25%, 09/15/2025	42	49
7.50%, 04/15/2017	20	22	U.S. Treasury - 4.37%
7.50%, 04/15/2017	4	5	3.13%, 05/15/2021	7,000	7,610
7.50%, 04/15/2017	40	44	4.13%, 05/15/2015	8,750	9,844
7.50%, 05/15/2017	2	2	4.25%, 11/15/2013	7,000	7,563
7.50%, 07/15/2018	16	16	4.25%, 11/15/2040	11,400	13,696
7.50%, 12/15/2021	33	38	5.50%, 08/15/2028	6,300	8,535
7.50%, 12/15/2021	10	10	6.25%, 08/15/2023	10,200	14,200
7.50%, 02/15/2022	18	21	7.50%, 11/15/2024	9,300	14,429
7.50%, 03/15/2022	29	33			$ 75,877
7.50%, 03/15/2022	4	5	U.S. Treasury Strip - 0.55%
7.50%, 03/15/2022	6	7	0.00%, 11/15/2015(f),(g)	4,000	3,885
7.50%, 04/15/2022	34	39	0.00%, 05/15/2020(f),(g)	6,800	5,712
7.50%, 04/15/2022	14	16			$ 9,597
7.50%, 04/15/2022	14	14	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.50%, 04/15/2022	10	12	OBLIGATIONS		$ 1,205,757
7.50%, 05/15/2022	15	17		Maturity
7.50%, 07/15/2022	48	56	REPURCHASE AGREEMENTS - 3.75%	Amount (000's)	Value (000's)
7.50%, 08/15/2022	3	3
7.50%, 08/15/2022	21	24	Banks - 3.75%
7.50%, 08/15/2022	11	13	Investment in Joint Trading Account; Credit	$ 19,579	$ 19,579
7.50%, 08/15/2022	58	67	Suisse Repurchase Agreement; 0.08%
7.50%, 08/15/2022	14	16	dated 10/31/11 maturing 11/01/11
7.50%, 02/15/2023	13	15	(collateralized by US Government
7.50%, 02/15/2023	5	6	Securities; $19,970,643; 0.00%; dated
7.50%, 05/15/2023	5	6	05/15/12 - 08/15/35)
7.50%, 05/15/2023	71	83	Investment in Joint Trading Account; Deutsche	23,495	23,495
7.50%, 05/15/2023	18	21	Bank Repurchase Agreement; 0.10% dated
7.50%, 06/15/2023	20	23	10/31/11 maturing 11/01/11 (collateralized
7.50%, 10/15/2023	6	7	by US Government Securities;
7.50%, 11/15/2023	31	34	$23,964,773; 0.00% - 0.05%; dated
7.50%, 03/15/2024	46	54	12/21/11 - 10/15/29)
7.50%, 08/15/2024	3	4	Investment in Joint Trading Account; Merrill	22,043	22,043
7.50%, 04/15/2027	5	5	Lynch Repurchase Agreement; 0.09%
7.50%, 05/15/2027	20	21	dated 10/31/11 maturing 11/01/11
7.50%, 05/15/2027	8	9	(collateralized by US Government
7.50%, 06/15/2027	36	42	Securities; $22,484,228; 0.00% - 8.13%;
7.50%, 08/15/2029	216	254	dated 11/25/11 - 09/15/60)
7.50%, 09/15/2029	62	73			$ 65,117
7.50%, 09/15/2029	90	106	TOTAL REPURCHASE AGREEMENTS		$ 65,117
7.50%, 10/15/2029	98	115	Total Investments		$ 1,837,930
7.50%, 11/15/2029	92	108	Liabilities in Excess of Other Assets, Net - (5.84)%		$ (101,395)
7.50%, 11/15/2029	56	65	TOTAL NET ASSETS - 100.00%		$ 1,736,535
8.00%, 08/15/2016	29	32
8.00%, 12/15/2016	8	9
8.00%, 04/15/2017	14	14
8.00%, 04/15/2017	11	11
8.00%, 05/15/2017	9	10

See accompanying notes

265

Schedule of Investments Government & High Quality Bond Fund October 31, 2011

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $143,902 or 8.29% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2011.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $12,503 or 0.72% of net assets.
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(f)	Non-Income Producing Security
(g)	Security is a Principal Only Strip.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 62,433
Unrealized Depreciation	(7,914)
Net Unrealized Appreciation (Depreciation)	$ 54,519
Cost for federal income tax purposes	$ 1,783,411

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	95 .64%
Government	4 .92%
Financial	3 .75%
Asset Backed Securities	1 .53%
Liabilities in Excess of Other Assets, Net	(5 .84)%
TOTAL NET ASSETS	100.00%

See accompanying notes

266

Schedule of Investments High Yield Fund October 31, 2011

COMMON STOCKS - 0.21%	Shares Held	Value (000's)		Principal

Automobile Manufacturers - 0.17%			BONDS (continued)	Amount (000's)		Value (000's)
New Flyer Industries Inc	1,000,000	$ 5,969	Automobile Manufacturers (continued)
			Jaguar Land Rover PLC
			7.75%, 05/15/2018(d)	$ 2,195		$ 2,173
Biotechnology - 0.00%
Neuro-Hitech Inc (a),(b)	250,000	1	New Flyer Industries Canada ULC
			14.00%, 08/19/2020(b),(c),(d)	CAD	13,600	13,508
Neuro-Hitech Inc - Warrants (a),(b),(c)	125,000	—
		$ 1				$ 17,525
			Automobile Parts & Equipment - 0.59%
Food Service - 0.00%			Cooper Tire & Rubber Co
FU JI Food and Catering Services Holdings	962,000	—
Ltd (a),(b),(c)			8.00%, 12/15/2019	$ 5,400		5,589
			Goodyear Tire & Rubber Co/The
			8.25%, 08/15/2020		2,430	2,600
Pipelines - 0.03%			10.50%, 05/15/2016		10,718	11,897
Energy Maintenance Services LLC (a),(b),(c)	12,298,000	922				$ 20,086

			Banks - 4.03%
Semiconductors - 0.01%			Ally Financial Inc
Tower Semiconductor Ltd - Warrants (a),(b)	225,800	11	4.50%, 02/11/2014		11,115	10,865
Tower Semiconductor Ltd - Warrants (a),(b)	3,821,912	192	Bank of America Corp
		$ 203	8.00%, 12/29/2049(e)		3,600	3,350
TOTAL COMMON STOCKS		$ 7,095	CIT Group Inc
CONVERTIBLE PREFERRED STOCKS -			7.00%, 05/02/2017(d)		65,271	65,108
0.21%	Shares Held	Value (000's)	HBOS Capital Funding No2 LP
			6.07%, 06/29/2049(d),(e)		14,565	10,195
Electric - 0.21%			LBG Capital No.1 PLC
Calenergy Capital Trust III	150,000	7,406	8.00%, 12/29/2049(d),(e)		36,845	30,213
			RBS Capital Trust I
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 7,406	0.00%, 12/29/2049(a)		17,222	10,118
PREFERRED STOCKS - 1.04%	Shares Held	Value (000's)	RBS Capital Trust III
			0.00%, 09/29/2049(a)		14,000	8,225
Banks - 0.96%
Ally Financial Inc 7.00% (d)	44,000	32,814				$ 138,074
			Chemicals - 1.13%
Finance - Mortgage Loan/Banker - 0.08%			CF Industries Inc
Freddie Mac - Series Z (a)	1,300,000	2,782	7.13%, 05/01/2020		7,040	8,193
			Ineos Finance PLC
TOTAL PREFERRED STOCKS		$ 35,596	9.00%, 05/15/2015(d)		3,555	3,653
	Principal		Kinove German Bondco GmbH
			9.63%, 06/15/2018(d)		3,475	3,353
BONDS - 79.21%	Amount (000's)	Value (000's)
			Lyondell Chemical Co
Aerospace & Defense - 0.72%			11.00%, 05/01/2018		4,790	5,335
Spirit Aerosystems Inc			Nova Chemicals Corp
6.75%, 12/15/2020	$ 11,880	$ 12,385	8.63%, 11/01/2019		8,837	9,942
Triumph Group Inc			Vertellus Specialties Inc
8.63%, 07/15/2018	11,260	12,386	9.38%, 10/01/2015(d)		8,940	8,135
		$ 24,771				$ 38,611

Agriculture - 0.30%			Coal - 1.95%
Southern States Cooperative Inc			Alpha Natural Resources Inc
11.25%, 05/15/2015(d)	9,770	10,210	6.00%, 06/01/2019		1,600	1,588
			6.25%, 06/01/2021		11,035	10,897
Airlines - 0.95%			Arch Coal Inc
			7.00%, 06/15/2019(d)		5,595	5,791
American Airlines 2011-2 Class A Pass			7.25%, 06/15/2021(d)		7,995	8,235
Through Trust
8.63%, 10/15/2021(c)	5,880	5,880	8.75%, 08/01/2016		10,180	11,122
Continental Airlines 2007-1 Class C Pass			Consol Energy Inc
			6.38%, 03/01/2021(d)		5,000	4,975
Through Trust
7.34%, 04/19/2014	1,351	1,308	8.00%, 04/01/2017		22,215	24,325
UAL 2009-1 Pass Through Trust						$ 66,933
10.40%, 11/01/2016	4,282	4,750	Commercial Services - 1.43%
UAL 2009-2A Pass Through Trust			Avis Budget Car Rental LLC / Avis Budget
9.75%, 01/15/2017	3,864	4,262	Finance Inc
United Airlines 2007-1 Class C Pass Through			7.63%, 05/15/2014		5,803	5,847
Trust			B-Corp Merger Sub Inc
2.65%, 07/02/2014(e)	9,550	8,511	8.25%, 06/01/2019(d)		7,210	6,813
US Airways 2001-1G Pass Through Trust			Emergency Medical Services Corp
7.08%, 03/20/2021(c)	8,576	7,933	8.13%, 06/01/2019(d)		15,250	15,250
		$ 32,644	Hertz Corp/The
Automobile Manufacturers - 0.51%			8.88%, 01/01/2014		1,601	1,617
Ford Motor Co
7.45%, 07/16/2031	1,550	1,844

See accompanying notes

267

Schedule of Investments High Yield Fund October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)		Value (000's)

Commercial Services (continued)			Electric (continued)
RSC Equipment Rental Inc/RSC Holdings III			Energy Future Holdings Corp	(continued)
LLC			10.00%, 01/15/2020(e)		$ 5,175		$ 5,408
8.25%, 02/01/2021	$ 11,045	$ 11,211	Energy Future Intermediate Holding Co LLC
10.00%, 07/15/2017(d)	7,305	8,145	9.75%, 10/15/2019			3,829	3,829
		$ 48,883	GenOn Energy Inc
			9.88%, 10/15/2020			8,000	8,440
Computers - 2.97%			GenOn REMA LLC
iGate Corp			9.68%, 07/02/2026(c)			10,000	9,850
9.00%, 05/01/2016(d)	12,065	12,005
			Indiantown Cogeneration LP
Seagate HDD Cayman			9.77%, 12/15/2020			6,758	7,121
6.88%, 05/01/2020	42,320	41,474	Mirant Mid Atlantic Pass Through Trust C
7.00%, 11/01/2021(d)	12,540	12,289
7.75%, 12/15/2018(d)	9,698	10,134	10.06%, 12/30/2028			31,010	32,328
			NRG Energy Inc
Seagate Technology International/Cayman			7.38%, 01/15/2017			9,555	9,949
Islands			8.25%, 09/01/2020			13,695	14,174
10.00%, 05/01/2014(d)	8,834	10,049
			NV Energy Inc
Spansion LLC			6.75%, 08/15/2017			8,600	8,794
7.88%, 11/15/2017(d)	16,065	16,065
							$ 127,565
		$ 102,016
			Electronics - 0.66%
Consumer Products - 1.46%			NXP BV / NXP Funding LLC
Reynolds Group Issuer Inc / Reynolds Group			9.75%, 08/01/2018(d)			14,155	15,571
Issuer LLC / Reynolds Group Issuer			Viasystems Inc
(Luxembourg) S.A.			12.00%, 01/15/2015(d)			6,585	7,095
7.13%, 04/15/2019(d)	12,995	13,255
7.88%, 08/15/2019(d)	12,890	13,470					$ 22,666
9.00%, 04/15/2019(d)	7,615	7,348	Entertainment - 4.81%
9.88%, 08/15/2019(d)	16,020	16,020	CCM Merger Inc
		$ 50,093	8.00%, 08/01/2013(d)			39,375	37,406
			Lions Gate Entertainment Inc
Diversified Financial Services - 5.30%			10.25%, 11/01/2016(d)			19,345	19,490
Aircastle Ltd			Peninsula Gaming LLC / Peninsula Gaming
9.75%, 08/01/2018	17,285	18,430	Corp
Credit Acceptance Corp			8.38%, 08/15/2015			23,220	23,859
9.13%, 02/01/2017	14,980	15,542	10.75%, 08/15/2017			18,050	18,592
9.13%, 02/01/2017(d)	7,200	7,452
			Regal Cinemas Corp
DVI Inc			8.63%, 07/15/2019			7,230	7,736
0.00%, 02/01/2004(a),(b)	8,575	1,522
0.00%, 02/01/2004(a),(b)	6,850	1,216	Regal Entertainment Group
			9.13%, 08/15/2018			13,440	14,381
E*Trade Financial Corp			WMG Acquisition Corp
12.50%, 11/30/2017	4,883	5,628	9.50%, 06/15/2016(d)			5,540	5,872
Ford Motor Credit Co LLC			9.50%, 06/15/2016			13,410	14,215
3.88%, 01/15/2015(f)	31,830	31,846
			11.50%, 10/01/2018(d)			15,875	15,835
5.88%, 08/02/2021	3,870	4,124	WMG Holdings Corp
Icahn Enterprises LP / Icahn Enterprises			13.75%, 10/01/2019(d)			7,950	7,473
Finance Corp							$ 164,859
8.00%, 01/15/2018	16,630	16,921
ILFC E-Capital Trust II			Environmental Control - 0.42%
6.25%, 12/21/2065(d),(e)	26,550	19,249	Clean Harbors Inc
International Lease Finance Corp			7.63%, 08/15/2016			6,005	6,350
5.65%, 06/01/2014	2,335	2,242	EnergySolutions Inc / EnergySolutions LLC
6.25%, 05/15/2019	11,970	11,267	10.75%, 08/15/2018			7,860	7,939
8.62%, 09/15/2015(e)	9,690	10,174					$ 14,289
Pinnacle Foods Finance LLC / Pinnacle Foods
Finance Corp			Food - 0.54%
8.25%, 09/01/2017	6,200	6,293	Del Monte Foods Co
			7.63%, 02/15/2019(d)			19,645	18,663
Springleaf Finance Corp
6.90%, 12/15/2017	13,790	10,515
SquareTwo Financial Corp			Food Service - 0.03%
11.63%, 04/01/2017	16,825	16,404	FU JI Food and Catering Services Holdings
TRAINS HY-1-2006			Ltd
7.22%, 05/01/2016(d),(e)	3,075	3,032	0.00%, 11/09/2049(a)		HKD	46,500	1,077
		$ 181,857

Electric - 3.72%			Forest Products & Paper - 1.29%
Edison Mission Energy			Domtar Corp
7.50%, 06/15/2013	7,795	7,483	10.75%, 06/01/2017		$ 6,390		8,019
Elwood Energy LLC			Exopack Holding Corp
8.16%, 07/05/2026	10,179	9,568	10.00%, 06/01/2018(d)			22,220	21,776
Energy Future Holdings Corp			Longview Fibre Paper & Packaging Inc
9.75%, 10/15/2019	10,621	10,621	8.00%, 06/01/2016(d)			7,545	7,658

See accompanying notes

268

Schedule of Investments High Yield Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Forest Products & Paper (continued)			Media (continued)
Sappi Papier Holding GmbH			Cyfrowy Polsat Finance AB
7.50%, 06/15/2032(d)	$ 8,735	$ 6,639	7.13%, 05/20/2018	EUR	750	$ 1,007
		$ 44,092	DISH DBS Corp
			6.75%, 06/01/2021	$ 40,955		42,286
Healthcare - Products - 1.19%			7.75%, 05/31/2015		5,530	5,945
Angiotech Pharmaceuticals Inc			7.88%, 09/01/2019		28,160	30,905
5.00%, 12/01/2013(e)	25,110	21,092
			Kabel BW Erste Beteiligungs GmbH / Kabel
Biomet Inc			Baden-Wurttemberg GmbH & Co KG
10.00%, 10/15/2017	5,575	6,021	7.50%, 03/15/2019(d)		7,265	7,556
10.38%, 10/15/2017	12,720	13,738	Unitymedia Hessen GmbH & Co KG /
		$ 40,851	Unitymedia NRW GmbH
Healthcare - Services - 3.31%			8.13%, 12/01/2017(d)		12,125	12,913
Centene Corp			Univision Communications Inc
5.75%, 06/01/2017	15,793	15,872	7.88%, 11/01/2020(d)		1,485	1,500
Community Health Systems Inc			8.50%, 05/15/2021(d)		20,680	18,612
8.88%, 07/15/2015	3,925	4,018				$ 151,098
Fresenius Medical Care US Finance Inc			Mining - 1.23%
6.50%, 09/15/2018(d)	4,895	5,140
			FMG Resources August 2006 Pty Ltd
HCA Inc			6.88%, 02/01/2018(d)		17,425	16,728
6.50%, 02/15/2020	6,285	6,584	8.25%, 11/01/2019(d)		7,865	7,943
7.25%, 09/15/2020	23,600	25,281	Midwest Vanadium Pty Ltd
7.50%, 11/06/2033	6,000	5,310	11.50%, 02/15/2018(d)		12,060	10,070
8.50%, 04/15/2019	25,115	27,626	Taseko Mines Ltd
Multiplan Inc			7.75%, 04/15/2019		8,035	7,513
9.88%, 09/01/2018(d)	16,755	17,258
Radnet Management Inc						$ 42,254
10.38%, 04/01/2018	7,240	6,516	Miscellaneous Manufacturing - 0.39%
		$ 113,605	GE Capital Trust I
			6.38%, 11/15/2067		5,760	5,685
Insurance - 2.52%			Park-Ohio Industries Inc
Liberty Mutual Group Inc			8.13%, 04/01/2021		7,995	7,675
7.00%, 03/15/2037(d),(e)	11,160	9,709
10.75%, 06/15/2058(d),(e)	11,615	14,112				$ 13,360
Lincoln National Corp			Mortgage Backed Securities - 0.13%
7.00%, 05/17/2066(e)	25,225	23,712	Greenwich Capital Commercial Funding
XL Group PLC			Corp
6.50%, 12/31/2049(e)	46,342	38,927	5.51%, 03/10/2039		8,000	4,400
		$ 86,460

Internet - 1.32%			Oil & Gas - 8.02%
Equinix Inc			Antero Resources Finance Corp
7.00%, 07/15/2021	5,510	5,868	7.25%, 08/01/2019(d)		4,800	4,944
8.13%, 03/01/2018	2,990	3,259	Bill Barrett Corp
Open Solutions Inc			7.63%, 10/01/2019		8,500	8,989
9.75%, 02/01/2015(d)	25,225	16,901	Chaparral Energy Inc
Zayo Group LLC/Zayo Capital Inc			8.25%, 09/01/2021		18,270	18,590
10.25%, 03/15/2017	18,255	19,213	8.88%, 02/01/2017(e)		7,935	8,173
		$ 45,241	9.88%, 10/01/2020		17,705	19,210
			Chesapeake Energy Corp
Lodging - 2.80%			6.13%, 02/15/2021		20,930	21,924
Caesars Entertainment Operating Co Inc			9.50%, 02/15/2015		4,440	5,084
10.00%, 12/15/2018	29,415	22,172	Concho Resources Inc
Mandalay Resort Group			7.00%, 01/15/2021		10,270	11,092
7.63%, 07/15/2013	3,737	3,700	Denbury Resources Inc
MGM Resorts International			8.25%, 02/15/2020		16,779	18,541
10.00%, 11/01/2016	20,485	20,071	9.75%, 03/01/2016		9,735	10,782
Starwood Hotels & Resorts Worldwide Inc			GMX Resources Inc
6.75%, 05/15/2018	6,435	7,143	11.38%, 02/15/2019(d)		2,010	1,447
7.15%, 12/01/2019	14,285	16,142	Hilcorp Energy I LP/Hilcorp Finance Co
Wyndham Worldwide Corp			7.63%, 04/15/2021(d)		2,040	2,152
5.63%, 03/01/2021	6,775	6,947	8.00%, 02/15/2020(d)		20,990	22,564
5.75%, 02/01/2018	5,570	5,844	Linn Energy LLC/Linn Energy Finance Corp
7.38%, 03/01/2020	12,560	14,138	6.50%, 05/15/2019(d)		15,150	15,226
		$ 96,157	7.75%, 02/01/2021		7,290	7,782
Media - 4.41%			8.63%, 04/15/2020		7,975	8,792
Cablevision Systems Corp			Newfield Exploration Co
8.00%, 04/15/2020	13,310	14,042	5.75%, 01/30/2022		8,920	9,455
Cumulus Media Inc			Oasis Petroleum Inc
7.75%, 05/01/2019(d)	17,752	16,332	6.50%, 11/01/2021(f)		7,890	7,930

See accompanying notes

269

Schedule of Investments
High Yield Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Oil & Gas (continued)			Pipelines (continued)
Petroleum Development Corp			Regency Energy Partners LP / Regency
12.00%, 02/15/2018	$ 17,040	$ 18,488	Energy Finance Corp (continued)
Petroquest Energy Inc			9.38%, 06/01/2016	$ 10,810		$ 11,999
10.00%, 09/01/2017	7,765	8,056				$ 157,896
Pioneer Natural Resources Co
7.50%, 01/15/2020	5,545	6,278	Regional Authority - 0.06%
Plains Exploration & Production Co			Provincia de Buenos Aires/Argentina
			10.88%, 01/26/2021(d)		2,400	1,902
6.63%, 05/01/2021	2,220	2,309
Precision Drilling Corp
6.50%, 12/15/2021(d)	4,790	5,053	REITS - 0.33%
6.63%, 11/15/2020	9,495	10,088	DuPont Fabros Technology LP
Quicksilver Resources Inc			8.50%, 12/15/2017		10,655	11,401
11.75%, 01/01/2016	5,043	5,699
SandRidge Energy Inc
8.00%, 06/01/2018(d)	3,960	3,960	Retail - 1.64%
Venoco Inc			AmeriGas Partners LP/AmeriGas Finance
11.50%, 10/01/2017	11,905	12,381	Corp
		$ 274,989	6.25%, 08/20/2019		15,475	15,320
			DineEquity Inc
Oil & Gas Services - 0.69%			9.50%, 10/30/2018		7,720	8,183
Cie Generale de Geophysique-Veritas			Ltd Brands Inc
9.50%, 05/15/2016	10,610	11,485	6.63%, 04/01/2021		9,700	10,185
Key Energy Services Inc			7.00%, 05/01/2020		6,965	7,418
6.75%, 03/01/2021	5,610	5,736	Suburban Propane Partners LP/Suburban
SESI LLC			Energy Finance Corp
6.38%, 05/01/2019(d)	6,345	6,472	7.38%, 03/15/2020		7,405	7,701
		$ 23,693	Toys R Us Property Co II LLC
			8.50%, 12/01/2017		7,030	7,426
Packaging & Containers - 1.13%						$ 56,233
ARD Finance SA
11.13%, 06/01/2018(d)	2,300	1,954	Savings & Loans - 0.00%
Crown Cork & Seal Co Inc			Washington Mutual Bank / Henderson NV
7.38%, 12/15/2026	11,053	11,606	0.00%, 10/31/2008(a)		3,500	4
Plastipak Holdings Inc			0.00%, 01/15/2013(a)		3,000	3
8.50%, 12/15/2015(d)	5,000	5,075	0.00%, 01/15/2015(a),(e)		2,000	2
10.63%, 08/15/2019(d)	2,955	3,206				$ 9
Sealed Air Corp
8.13%, 09/15/2019(d)	7,810	8,474	Semiconductors - 0.59%
8.38%, 09/15/2021(d)	7,810	8,454	Freescale Semiconductor Inc
			9.25%, 04/15/2018(d)		5,210	5,640
		$ 38,769	Jazz Technologies Inc
Pharmaceuticals - 0.88%			8.00%, 06/30/2015(d)		1	1
Endo Pharmaceuticals Holdings Inc			8.00%, 06/30/2015		15,827	14,679
7.00%, 07/15/2019(d)	6,320	6,825				$ 20,320
7.25%, 01/15/2022(d)	3,195	3,443
Mylan Inc/PA			Software - 0.36%
7.88%, 07/15/2020(d)	9,370	10,494	First Data Corp
			7.38%, 06/15/2019(d)		12,435	12,311
Omnicare Inc
7.75%, 06/01/2020	8,590	9,256
		$ 30,018	Sovereign - 0.32%
			Mexican Bonos
Pipelines - 4.60%			8.00%, 12/19/2013(e)	MXP	138,474	11,106
Chesapeake Midstream Partners LP / CHKM
Finance Corp
5.88%, 04/15/2021(d)	9,452	9,547	Telecommunications - 8.83%
El Paso Corp			Cincinnati Bell Inc
7.75%, 01/15/2032	8,685	10,010	8.38%, 10/15/2020	$ 25,065		25,566
Energy Transfer Equity LP			Clearwire Communications LLC/Clearwire
7.50%, 10/15/2020	9,390	10,141	Finance Inc
Enterprise Products Operating LLC			12.00%, 12/01/2015(d)		19,545	16,711
8.38%, 08/01/2066	44,630	46,192	CommScope Inc
MarkWest Energy Partners LP / MarkWest			8.25%, 01/15/2019(d)		3,000	2,955
Energy Finance Corp			Digicel Group Ltd
6.25%, 06/15/2022(f)	15,650	16,041	9.13%, 01/15/2015(d),(g)		14,780	14,891
6.50%, 08/15/2021	22,500	23,231	10.50%, 04/15/2018(d)		8,250	8,497
6.75%, 11/01/2020	1,565	1,643	Digicel Ltd
8.75%, 04/15/2018	8,515	9,579	8.25%, 09/01/2017(d)		4,200	4,284
Regency Energy Partners LP / Regency			12.00%, 04/01/2014(d)		10,800	12,204
Energy Finance Corp			Global Crossing Ltd
6.50%, 07/15/2021	8,050	8,372	9.00%, 11/15/2019(d)		1,585	1,918
6.88%, 12/01/2018	10,560	11,141	12.00%, 09/15/2015		335	384

See accompanying notes

270

Schedule of Investments High Yield Fund October 31, 2011

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)		Value (000's)	(continued)	Amount (000's)	Value (000's)

Telecommunications (continued)				Automobile Parts & Equipment (continued)
Goodman Networks Inc				HLI Operating Co Inc, Term Loan
12.13%, 07/01/2018(d)	$ 14,370		$ 13,723	12.00%, 12/11/2013(e)	$ 3,139	$ 3,140
Intelsat Jackson Holdings SA						$ 6,410
7.25%, 10/15/2020(d)		13,000	13,033
8.50%, 11/01/2019		5,335	5,588	Chemicals - 0.16%
Intelsat Luxembourg SA				Ineos US Finance LLC, PIK Term Loan
				7.50%, 12/16/2013(e),(g)	2,595	2,647
11.50%, 02/04/2017		10,959	10,959	8.00%, 12/16/2014(e),(g)	2,816	2,886
11.25%, 02/04/2017		36,810	36,534
Level 3 Communications Inc						$ 5,533
11.88%, 02/01/2019		14,640	15,921	Commercial Services - 0.26%
Level 3 Financing Inc				Emergency Medical Services Corp, Asset-
8.13%, 07/01/2019(d)		7,210	7,138	Based Term Loan
9.25%, 11/01/2014		12,469	12,734	0.00%, 05/25/2018(e),(h)	5,000	4,885
10.00%, 02/01/2018		12,280	13,017	Hertz Corp/The, Synth Loc Loan
Nextel Communications Inc				1.00%, 02/16/2018(e)	4,500	4,185
7.38%, 08/01/2015		31,380	29,968			$ 9,070
NII Capital Corp
7.63%, 04/01/2021		13,205	13,601	Consumer Products - 0.06%
UPCB Finance III Ltd				Reynolds Group Holdings Inc, Term Loan
6.63%, 07/01/2020(d)		6,500	6,468	6.50%, 07/07/2018(e)	2,000	1,992
UPCB Finance Ltd
7.63%, 01/15/2020(d)	EUR	900	1,255
				Diversified Financial Services - 0.33%
Wind Acquisition Finance SA				Nuveen Investments Inc, Term Loan
11.75%, 07/15/2017(d)	$ 15,272		15,119	12.50%, 07/09/2015(e)	8,850	9,127
Wind Acquisition Holdings Finance SA				Pinnacle Foods Finance LLC / Pinnacle Foods
12.25%, 07/15/2017(d),(g)		14,521	13,214
				Finance Corp, Term Loan
Ziggo Finance BV				0.00%, 04/01/2014(e),(h)	2,000	2,015
6.13%, 11/15/2017(d)	EUR	4,950	6,952
						$ 11,142
			$ 302,634
				Electric - 0.76%
Transportation - 1.65%				Dynegy Power LLC, Term Loan
Kansas City Southern de Mexico SA de CV				9.25%, 08/05/2016(e)	10,125	10,089
6.13%, 06/15/2021	$ 14,519		15,100	Texas Competitive Electric Holdings Co LLC,
Navios Maritime Acquisition Corp / Navios				Term Loan
Acquisition Finance US Inc				3.76%, 10/10/2014(e)	21,533	16,012
8.63%, 11/01/2017		13,845	10,730			$ 26,101
Navios Maritime Holdings Inc / Navios
Maritime Finance US Inc				Entertainment - 0.62%
8.88%, 11/01/2017		7,915	7,578	CCM Merger Inc, Term Loan
PHI Inc				7.00%, 02/01/2017(e)	21,463	21,213
8.63%, 10/15/2018		7,420	7,457
Swift Services Holdings Inc				Forest Products & Paper - 0.45%
10.00%, 11/15/2018		15,140	15,670	Exopack LLC, Term Loan
			$ 56,535	6.50%, 05/06/2017(e)	5,002	4,902
TOTAL BONDS			$ 2,716,156	NewPage Corp, DIP Term Loan
	Principal			8.00%, 03/08/2013(e)	10,365	10,400
CONVERTIBLE BONDS - 0.41%	Amount (000's)		Value (000's)			$ 15,302

Food Service - 0.28%				Healthcare - Products - 0.03%
FU JI Food and Catering Services Holdings				Kinetic Concepts Inc, Term Loan
Ltd				0.00%, 04/20/2018(e),(h)	1,160	1,164
0.00%, 10/26/2009(a),(b),(c)	CNY	245,000	9,638

				Healthcare - Services - 0.66%
Pharmaceuticals - 0.00%				Aurora Diagnostics Inc, Term Loan
Vion Pharmaceuticals Inc				6.25%, 04/20/2016(e)	3,052	2,955
0.00%, 02/15/2012(a),(c)	$ 4,500		101
				Multiplan Inc, Term Loan B
				4.75%, 08/26/2017(e)	20,504	19,704
Telecommunications - 0.13%						$ 22,659
Clearwire Communications LLC / Clearwire				Insurance - 1.28%
Finance Inc				Asurion Corp, Term Loan
8.25%, 12/01/2040(d)		9,425	4,489
				5.49%, 05/10/2018(e)	17,754	17,466
				9.00%, 05/10/2019(e)	25,705	25,130
TOTAL CONVERTIBLE BONDS			$ 14,228	CNO Financial Group Inc, Term Loan
SENIOR FLOATING RATE INTERESTS -	Principal			6.25%, 09/30/2016(e)	1,250	1,247
8.27%	Amount (000's) Value (000's)					$ 43,843
Automobile Parts & Equipment - 0.19%
HHI Holdings LLC, Term Loan
7.00%, 03/18/2017(e)	$ 3,328		$ 3,270

See accompanying notes

271

Schedule of Investments High Yield Fund October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Internet - 0.44%			Banks (continued)
Open Solutions Inc, Term Loan B			Investment in Joint Trading Account; Deutsche $	91,412	$ 91,412
2.54%, 01/23/2014(e)	$ 17,726	$ 14,985	Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
Lodging - 0.67%			$93,240,413; 0.00% - 0.05%; dated
Caesars Entertainment Operating Co Inc, Term
Loan			12/21/11 - 10/15/29)
3.36%, 01/28/2015(e)	5,509	4,844	Investment in Joint Trading Account; Merrill	85,765	85,765
9.50%, 10/31/2016(e)	18,034	18,161	Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
		$ 23,005	(collateralized by US Government
Media - 0.87%			Securities; $87,480,021; 0.00% - 8.13%;
Cumulus Media Holdings Inc, Term Loan			dated 11/25/11 - 09/15/60)
7.50%, 01/14/2019(e)	3,200	3,104			$ 253,354
Univision Communications Inc, Term Loan			TOTAL REPURCHASE AGREEMENTS		$ 253,354
4.50%, 03/29/2017(e)	29,349	26,623	Total Investments		$ 3,416,602
		$ 29,727	Other Assets in Excess of Liabilities, Net - 0.36%		$ 12,431

Pharmaceuticals - 0.17%			TOTAL NET ASSETS - 100.00%		$ 3,429,033
Grifols SA, Term Loan
6.00%, 06/04/2016(e)	5,835	5,838
(a) Non-Income Producing Security
(b) Security is Illiquid
Retail - 0.21%			(c)	Market value is determined in accordance with procedures established in
DineEquity Inc, Term Loan			good faith by the Board of Directors. At the end of the period, the value of
0.00%, 10/19/2017(e),(h)	2,000	1,988	these securities totaled $47,832 or 1.39% of net assets.
Dunkin' Brands Inc, Term Loan			(d)	Security exempt from registration under Rule 144A of the Securities Act of
0.00%, 11/23/2017(e),(h)	3,000	2,988	1933. These securities may be resold in transactions exempt from
Neiman Marcus Group Inc/The, Term Loan			registration, normally to qualified institutional buyers. Unless otherwise
0.00%, 04/25/2018(e),(h)	2,350	2,287	indicated, these securities are not considered illiquid. At the end of the
		$ 7,263	period, the value of these securities totaled $969,186 or 28.26% of net assets.
Semiconductors - 0.21%			(e)	Variable Rate. Rate shown is in effect at October 31, 2011.
Freescale Semiconductor Inc, Term Loan			(f) Security purchased on a when-issued basis.
4.49%, 12/01/2016(e)	7,667	7,356	(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
Software - 0.48%			(h)	This Senior Floating Rate Note will settle after October 31, 2011, at which
First Data Corp, Term Loan B1			time the interest rate will be determined.
2.99%, 12/24/2014(e)	10,564	9,763
First Data Corp, Term Loan B3
2.99%, 09/24/2014(e)	7,121	6,581	Unrealized Appreciation (Depreciation)
		$ 16,344	The net federal income tax unrealized appreciation (depreciation) and federal tax
Telecommunications - 0.42%			cost of investments held as of the period end were as follows:
Intelsat Jackson Holdings SA, Term Loan
3.39%, 02/01/2014(e)	10,500	10,106	Unrealized Appreciation		$ 45,549
UPC Financing Partnership, Term Loan			Unrealized Depreciation		(118,179)
0.00%, 12/31/2017(e),(h)	4,420	4,398	Net Unrealized Appreciation (Depreciation)		$ (72,630)
		$ 14,504	Cost for federal income tax purposes		$ 3,489,232

TOTAL SENIOR FLOATING RATE INTERESTS		$ 283,451	All dollar amounts are shown in thousands (000's)
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 2.90%	Amount (000's)	Value (000's)	Portfolio Summary (unaudited)
U.S. Treasury - 2.90%			Sector		Percent
1.00%, 09/30/2016	$ 50,000	$ 50,035	Financial		22 .14%
1.38%, 09/30/2018	50,000	49,281	Communications		16 .42%
		$ 99,316	Energy		15 .29%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Consumer, Cyclical		13 .47%
OBLIGATIONS		$ 99,316	Consumer, Non-cyclical		10 .29%
	Maturity		Industrial		4 .97%
REPURCHASE AGREEMENTS - 7.39%	Amount (000's)	Value (000's)	Utilities		4 .69%
			Technology		4 .62%
Banks - 7.39%			Basic Materials		4 .26%
Investment in Joint Trading Account; Credit	$ 76,177	$ 76,177	Government		3 .36%
Suisse Repurchase Agreement; 0.08%			Mortgage Securities		0 .13%
dated 10/31/11 maturing 11/01/11			Other Assets in Excess of Liabilities, Net		0 .36%
(collateralized by US Government			TOTAL NET ASSETS		100.00%
Securities; $77,700,344; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

272

Schedule of Investments
High Yield Fund
October 31, 2011

Credit Default Swaps

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of October	Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)	Value (b) Paid/(Received)		(Depreciation)
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	$ 50,000	$ (3,018) $	(3,691) $	673
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	25,000	(1,509)	(1,900)	391
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	25,000	(1,509)	(1,948)	439

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

All dollar amounts are shown in thousands (000's)

See accompanying notes

273

Schedule of Investments
High Yield Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
New Flyer Industries Inc	2,733,500	$ 23,687	— $	—	2,733,500	$ 22,103	—	$ —

		$ 23,687	$ –			$ 22,103		$ –

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
New Flyer Industries Inc	$ 2,162		$ (1,584)			$ —
	$ 2,162		$ (1,584)			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

274

Schedule of Investments
High Yield Fund I
October 31, 2011

COMMON STOCKS - 0.58%	Shares Held	Value (000's)		Principal

Agriculture - 0.00%			BONDS (continued)	Amount (000's)	Value (000's)
Eurofresh Inc (a),(b)	43,973	$ —	Advertising (continued)
			Sitel LLC / Sitel Finance Corp

Automobile Manufacturers - 0.17%			11.50%, 4/1/2018	$ 1,495	$ 1,211
General Motors Co (a)	53,891	1,393			$ 2,491
General Motors Co - A Warrants (a)	48,990	831	Aerospace & Defense - 0.50%
General Motors Co - B Warrants (a)	48,990	578	Esterline Technologies Corp
		$ 2,802	7.00%, 8/1/2020	750	782
			GenCorp Inc

Building Materials - 0.01%			9.50%, 8/15/2013	700	700
US Concrete Inc (a)	21,880	79	Kratos Defense & Security Solutions Inc
			10.00%, 6/1/2017	1,640	1,697
Chemicals - 0.11%			L-3 Communications Corp
LyondellBasell Industries NV	53,781	1,767	6.38%, 10/15/2015	2,790	2,849
			Spirit Aerosystems Inc
			6.75%, 12/15/2020	952	993

Computers - 0.02%			Triumph Group Inc
Unisys Corp (a)	12,858	334	8.00%, 11/15/2017	532	569
			8.63%, 7/15/2018	460	506
Diversified Financial Services - 0.15%					$ 8,096
Capmark Financial Group Inc (a),(b)	10,610,000	—
Capmark Financial Group Inc (a)	143,529	2,433	Agriculture - 0.12%
		$ 2,433	Alliance One International Inc
			10.00%, 7/15/2016	2,150	1,860
Forest Products & Paper - 0.04%			Eurofresh Inc
AbitibiBowater Inc (a)	40,666	691	15.00%, 12/31/2016(b),(c),(e)	189	166
					$ 2,026

Leisure Products & Services - 0.01%			Airlines - 1.65%
True Temper Holdings Corp (a),(b),(c)	15,480	116	American Airlines 2011-2 Class A Pass
			Through Trust
			8.63%, 10/15/2021(b)	2,537	2,537
Metal Fabrication & Hardware - 0.01%
Wolverine Tube Inc (a),(b),(c)	8,336	208	American Airlines Pass Through Trust 2001-
			01
			7.38%, 5/23/2019	107	64
Packaging & Containers - 0.00%			Continental Airlines 2003-ERJ1 Pass Through
Constar Inc (a),(b),(c)	9,689	3	Trust
			7.88%, 7/2/2018	932	935
Semiconductors - 0.06%			Continental Airlines 2004-ERJ1 Pass Through
Magnachip Semiconductor Corp (a),(c)	133,521	1,011	Trust
			9.56%, 9/1/2019	202	203
TOTAL COMMON STOCKS		$ 9,444	Continental Airlines 2005-ERJ1 Pass Through
			Trust
CONVERTIBLE PREFERRED STOCKS -			9.80%, 4/1/2021	450	476
0.05%	Shares Held	Value (000's)	Continental Airlines 2006-1 Class G Pass
Automobile Manufacturers - 0.05%			Through Trust
General Motors Co	18,850	784	0.68%, 6/2/2013(f)	474	450
			Continental Airlines 2006-ERJ1 Pass Through
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 784	Trust
PREFERRED STOCKS - 0.27%	Shares Held	Value (000's)	9.32%, 11/1/2019(d)	280	273
			Continental Airlines Inc
Agriculture - 0.00%			6.75%, 9/15/2015(d)	9,210	9,233
Eurofresh Inc (b)	68	—
			Delta Air Lines 2007-1 Class B Pass Through
			Trust
Banks - 0.26%			8.02%, 8/10/2022	609	594
CoBank ACB 11.00%; Series D	60,000	3,293	Delta Air Lines 2007-1 Class C Pass Through
CoBank ACB 7.00% (d)	20,000	931	Trust
		$ 4,224	8.95%, 8/10/2014	175	174
			Delta Air Lines Inc
Packaging & Containers - 0.01%			9.50%, 9/15/2014(d)	1,957	2,074
Constar Inc (a),(b),(c)	977	205	Northwest Airlines 2007-1 Class A Pass
			Through Trust
TOTAL PREFERRED STOCKS		$ 4,429	7.03%, 11/1/2019	3,958	4,040
	Principal		UAL 2007-1 Pass Through Trust
BONDS - 88.43%	Amount (000's)	Value (000's)	6.64%, 7/2/2022	798	808
			7.34%, 7/2/2019	419	383
Advertising - 0.15%			UAL 2009-2A Pass Through Trust
inVentiv Health Inc
10.00%, 8/15/2018(d)	$ 1,000	$ 960	9.75%, 1/15/2017	1,014	1,118
10.00%, 8/15/2018(d)	333	320	UAL 2009-2B Pass Through Trust
			12.00%, 1/15/2016(d)	683	710

See accompanying notes

275

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Airlines (continued)			Beverages (continued)
United Air Lines Inc			Cott Beverages Inc
9.88%, 8/1/2013(d)	$ 2,775	$ 2,907	8.13%, 9/1/2018	$ 915	$ 977
		$ 26,979			$ 3,700

Apparel - 0.07%			Building Materials - 1.19%
Quiksilver Inc			Building Materials Corp of America
6.88%, 4/15/2015	1,200	1,131	6.75%, 5/1/2021(d)	1,750	1,816
			Calcipar SA
			6.88%, 5/1/2018(d)	600	558
Automobile Manufacturers - 1.21%			Cemex Finance LLC
Chrysler Group LLC/CG Co-Issuer Inc			9.50%, 12/14/2016(d)	150	131
8.00%, 6/15/2019(d)	7,927	7,293
8.25%, 6/15/2021(d)	1,457	1,334	Cemex SAB de CV
			5.37%, 9/30/2015(d),(f)	1,000	740
Ford Motor Co			9.00%, 1/11/2018(d)	650	543
7.45%, 7/16/2031	1,150	1,368	Masco Corp
7.75%, 6/15/2043	500	510	6.13%, 10/3/2016	1,800	1,816
8.90%, 1/15/2032	325	408	Nortek Inc
9.22%, 9/15/2021	500	595	8.50%, 4/15/2021(d)	1,000	887
9.98%, 2/15/2047	1,560	1,989	Ply Gem Industries Inc
Navistar International Corp			8.25%, 2/15/2018	3,735	3,520
8.25%, 11/1/2021	5,685	6,182	USG Corp
		$ 19,679	6.30%, 11/15/2016	840	649
Automobile Parts & Equipment - 0.08%			8.38%, 10/15/2018(d)	3,410	3,052
Commercial Vehicle Group Inc			9.75%, 8/1/2014(d)	5,315	5,288
7.88%, 4/15/2019(d)	320	312	9.75%, 1/15/2018(f)	585	491
Pittsburgh Glass Works LLC					$ 19,491
8.50%, 4/15/2016(d)	300	300
Titan International Inc			Chemicals - 1.85%
			Celanese US Holdings LLC
7.88%, 10/1/2017	650	683	6.63%, 10/15/2018	500	540
		$ 1,295	CF Industries Inc
Banks - 4.98%			6.88%, 5/1/2018	2,120	2,417
Ally Financial Inc			7.13%, 5/1/2020	450	524
6.25%, 12/1/2017	3,675	3,629	Chemtura Corp
7.50%, 9/15/2020	1,905	1,924	7.88%, 9/1/2018	1,364	1,436
8.00%, 12/31/2018	1,085	1,063	Hexion US Finance Corp / Hexion Nova
8.00%, 3/15/2020	12,735	13,117	Scotia Finance ULC
8.00%, 11/1/2031	10,221	10,195	8.88%, 2/1/2018	1,530	1,511
Bank of America Corp			Huntsman International LLC
8.00%, 12/29/2049(f)	5,808	5,404	5.50%, 6/30/2016	2,400	2,376
8.13%, 12/29/2049(f)	3,270	3,043	8.63%, 3/15/2020	895	915
BankAmerica Capital II			8.63%, 3/15/2021	1,675	1,721
8.00%, 12/15/2026	142	129	Lyondell Chemical Co
BankAmerica Institutional Capital B			8.00%, 11/1/2017	4,670	5,254
7.70%, 12/31/2026(d)	525	457	11.00%, 5/1/2018	2,800	3,119
Barclays Bank PLC			Momentive Performance Materials Inc
5.93%, 12/31/2049(d),(f)	815	660	9.00%, 1/15/2021	3,900	3,295
7.43%, 12/31/2049(d),(f)	1,600	1,496	12.50%, 6/15/2014	1,000	1,060
CIT Group Inc			Nalco Co
6.63%, 4/1/2018(d)	10,755	11,240	8.25%, 5/15/2017	1,085	1,204
7.00%, 5/1/2016	1	1	Omnova Solutions Inc
7.00%, 5/2/2016(d)	7,103	7,085	7.88%, 11/1/2018	750	647
7.00%, 5/2/2017(d)	18,569	18,523	PolyOne Corp
Countrywide Capital III			7.38%, 9/15/2020	3,550	3,585
8.05%, 6/15/2027	1,775	1,633	Rain CII Carbon LLC / CII Carbon Corp
NB Capital Trust II			8.00%, 12/1/2018(d)	600	612
7.83%, 12/15/2026	200	179			$ 30,216
NB Capital Trust IV
8.25%, 4/15/2027	400	372	Coal - 1.18%
			Alpha Natural Resources Inc
Wachovia Capital Trust III
5.57%, 3/29/2049 (f)	1,419	1,231	6.00%, 6/1/2019	695	690
			6.25%, 6/1/2021	925	913
		$ 81,381	Arch Coal Inc
Beverages - 0.23%			7.00%, 6/15/2019(d)	1,000	1,035
Constellation Brands Inc			7.25%, 10/1/2020	500	519
7.25%, 9/1/2016	1,075	1,176	7.25%, 6/15/2021(d)	1,000	1,030
7.25%, 5/15/2017	1,050	1,155	8.75%, 8/1/2016	4,655	5,086
8.38%, 12/15/2014	350	392	Arch Western Finance LLC
			6.75%, 7/1/2013	3,022	3,052
			Consol Energy Inc
			6.38%, 3/1/2021(d)	300	298

See accompanying notes

276

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Coal (continued)			Commercial Services (continued)
Consol Energy Inc (continued)			Seminole Indian Tribe of Florida
8.00%, 4/1/2017	$ 1,200	$ 1,314	7.75%, 10/1/2017(d)	$ 2,120	$ 2,205
8.25%, 4/1/2020	775	849	Service Corp International/US
Foresight Energy LLC / Foresight Energy			6.75%, 4/1/2015	2,550	2,716
Corp			7.00%, 5/15/2019	1,000	1,050
9.63%, 8/15/2017(d)	875	884	7.63%, 10/1/2018	350	384
Murray Energy Corp			Stewart Enterprises Inc
10.25%, 10/15/2015(d)	955	936	6.50%, 4/15/2019	240	235
Patriot Coal Corp			United Rentals North America Inc
8.25%, 4/30/2018	1,000	970	10.88%, 6/15/2016	900	1,017
Peabody Energy Corp			Valassis Communications Inc
6.50%, 9/15/2020	1,145	1,219	6.63%, 2/1/2021	850	808
7.38%, 11/1/2016	500	547			$ 67,340

		$ 19,342	Computers - 0.71%
Commercial Services - 4.12%			iGate Corp
ACE Cash Express Inc			9.00%, 5/1/2016(d)	1,645	1,637
11.00%, 2/1/2019(d)	900	839	Seagate HDD Cayman
ARAMARK Holdings Corp			6.88%, 5/1/2020	665	652
8.63%, 5/1/2016(d),(e)	1,515	1,572	7.00%, 11/1/2021(d)	2,835	2,778
Avis Budget Car Rental LLC / Avis Budget			7.75%, 12/15/2018(d)	1,200	1,254
Finance Inc			Seagate Technology HDD Holdings
8.25%, 1/15/2019	575	574	6.80%, 10/1/2016	1,250	1,306
9.63%, 3/15/2018	1,950	2,038	Stratus Technologies Bermuda Ltd / Stratus
B-Corp Merger Sub Inc			Technologies Inc
8.25%, 6/1/2019(d)	450	425	12.00%, 3/29/2015	585	523
Cadmus Communications Corp			SunGard Data Systems Inc
8.38%, 6/15/2014	600	404	7.38%, 11/15/2018	800	818
Cenveo Corp			7.63%, 11/15/2020	1,070	1,097
8.88%, 2/1/2018	1,750	1,518	10.63%, 5/15/2015	1,415	1,525
10.50%, 8/15/2016(d)	495	421			$ 11,590
Ceridian Corp
12.25%, 11/15/2015	5,669	4,818	Consumer Products - 1.27%
11.25%, 11/15/2015(f)	1,935	1,645	American Achievement Corp
			10.88%, 4/15/2016(d)	1,430	1,187
Deluxe Corp
7.00%, 3/15/2019(d)	575	569	Armored Autogroup Inc
			9.25%, 11/1/2018(d)	2,000	1,780
7.38%, 6/1/2015	650	655
Emergency Medical Services Corp			Reynolds Group Issuer Inc / Reynolds Group
8.13%, 6/1/2019(d)	750	750	Issuer LLC / Reynolds Group Issuer
Ford Holdings LLC			(Luxembourg) S.A.
			6.88%, 2/15/2021(d)	2,925	2,954
9.30%, 3/1/2030	4,838	6,386	7.13%, 4/15/2019(d)	1,720	1,755
9.38%, 3/1/2020	1,060	1,261	7.88%, 8/15/2019(d)	7,350	7,681
FTI Consulting Inc			8.25%, 2/15/2021(d)	800	734
6.75%, 10/1/2020	1,485	1,500	8.50%, 5/15/2018(d)	1,450	1,403
Garda World Security Corp			9.00%, 4/15/2019(d)	1,400	1,351
9.75%, 3/15/2017(d)	925	939
			9.88%, 8/15/2019(d)	375	375
Great Lakes Dredge & Dock Corp
7.38%, 2/1/2019	250	241	Spectrum Brands Holdings Inc
			12.00%, 8/28/2019(e)	1,448	1,596
Hertz Corp/The
6.75%, 4/15/2019	1,583	1,615			$ 20,816
7.50%, 10/15/2018	459	479	Distribution & Wholesale - 0.32%
Iron Mountain Inc			ACE Hardware Corp
6.63%, 1/1/2016	1,295	1,295	9.13%, 6/1/2016(d)	2,000	2,125
7.75%, 10/1/2019	4,550	4,721	Intcomex Inc
8.00%, 6/15/2020	500	520	13.25%, 12/15/2014	1,220	1,187
8.38%, 8/15/2021	500	524	McJunkin Red Man Corp
KAR Auction Services Inc			9.50%, 12/15/2016	1,870	1,907
4.25%, 5/1/2014(f)	425	416			$ 5,219
Knowledge Learning Corp
7.75%, 2/1/2015(d)	3,665	3,518	Diversified Financial Services - 7.13%
Lender Processing Services Inc			Aircastle Ltd
8.13%, 7/1/2016	5,225	5,147	9.75%, 8/1/2018	800	853
RR Donnelley & Sons Co			Capmark Financial Group Inc
7.25%, 5/15/2018	6,400	6,240	7.00%, 9/30/2014(f)	4,846	4,846
7.63%, 6/15/2020	4,365	4,283	9.00%, 9/30/2015(f)	2,130	2,133
RSC Equipment Rental Inc/RSC Holdings III			Dolphin Subsidiary II Inc
LLC			6.50%, 10/15/2016(d)	3,666	3,959
8.25%, 2/1/2021	1,225	1,243	7.25%, 10/15/2021(d)	2,995	3,212
9.50%, 12/1/2014	2,317	2,369	Ford Motor Credit Co LLC
			5.75%, 2/1/2021	1,685	1,795

See accompanying notes

277

Schedule of Investments High Yield Fund I

October 31, 2011

		Principal			Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)				Electric (continued)
Ford Motor Credit Co LLC	(continued)			GenOn Energy Inc
6.63%, 8/15/2017	$ 3,730		$ 4,087	7.63%, 6/15/2014	$ 645	$ 658
8.00%, 12/15/2016		4,700	5,427	7.88%, 6/15/2017	1,500	1,522
8.13%, 1/15/2020		17,685	21,464	9.88%, 10/15/2020	1,160	1,224
Holly Energy Partners LP/Holly Energy				Homer City Funding LLC
Finance Corp				8.14%, 10/1/2019	363	309
6.25%, 3/1/2015(c)		2,650	2,624	Ipalco Enterprises Inc
8.25%, 3/15/2018(c)		500	530	7.25%, 4/1/2016(d)	1,840	2,024
Icahn Enterprises LP / Icahn Enterprises				Midwest Generation LLC
Finance Corp				8.56%, 1/2/2016	2,118	2,161
7.75%, 1/15/2016		10,220	10,475	NRG Energy Inc
8.00%, 1/15/2018		3,275	3,332	7.63%, 1/15/2018(d)	9,060	9,173
ILFC E-Capital Trust II				7.63%, 5/15/2019(d)	750	750
6.25%, 12/21/2065(d),(f)		1,025	743	7.88%, 5/15/2021(d)	7,135	7,206
International Lease Finance Corp				8.25%, 9/1/2020	3,855	3,990
5.65%, 6/1/2014		1,085	1,042	Texas Competitive Electric Holdings Co LLC /
6.25%, 5/15/2019		4,645	4,373	TCEH Finance Inc
6.63%, 11/15/2013		1,210	1,213	10.25%, 11/1/2015(f)	450	176
7.13%, 9/1/2018(d)		4,050	4,182			$ 75,880
8.25%, 12/15/2020		4,000	4,140
8.62%, 9/15/2015(f)		11,080	11,633	Electrical Components & Equipment - 0.15%
8.75%, 3/15/2017(f)		4,680	4,933	Belden Inc
8.88%, 9/1/2017		2,490	2,590	7.00%, 3/15/2017	700	703
Landry's Holdings Inc				9.25%, 6/15/2019	400	428
11.50%, 6/1/2014(d)		380	369	General Cable Corp
				2.75%, 4/1/2015(f)	750	731
Oppenheimer Holdings Inc
8.75%, 4/15/2018		790	770	International Wire Group Holdings Inc
				9.75%, 4/15/2015(d)	535	546
Pinnacle Foods Finance LLC / Pinnacle Foods
Finance Corp						$ 2,408
9.25%, 4/1/2015		300	311	Electronics - 0.42%
ROC Finance LLC/ROC Finance 1 Corp				Kemet Corp
12.13%, 9/1/2018(d)		1,765	1,862	10.50%, 5/1/2018	1,450	1,537
SLM Corp				NXP BV / NXP Funding LLC
5.00%, 10/1/2013		1,915	1,914	3.15%, 10/15/2013(f)	1,700	1,666
5.00%, 4/15/2015		2,030	1,969	9.75%, 8/1/2018(d)	1,720	1,892
8.45%, 6/15/2018		1,970	2,088	Sanmina-SCI Corp
Springleaf Finance Corp				3.10%, 6/15/2014(d),(f)	520	510
6.90%, 12/15/2017		9,958	7,593	Viasystems Inc
			$ 116,462	12.00%, 1/15/2015(d)	1,202	1,295
Electric - 4.65%						$ 6,900
AES Eastern Energy LP				Energy - Alternate Sources - 0.02%
9.67%, 1/2/2029		2,000	1,100	First Wind Capital LLC
Calpine Construction Finance Co LP / CCFC				10.25%, 6/1/2018(d)	300	297
Finance Corp
8.00%, 6/1/2016(d)		750	799
Calpine Corp				Engineering & Construction - 0.11%
7.25%, 10/15/2017(d)		5,569	5,791	Dycom Investments Inc
7.50%, 2/15/2021(d)		6,710	7,045	7.13%, 1/15/2021	175	171
7.88%, 7/31/2020(d)		4,775	5,121	Tutor Perini Corp
CMS Energy Corp				7.63%, 11/1/2018	1,724	1,608
4.25%, 9/30/2015		2,350	2,379			$ 1,779
Dynegy Holdings LLC				Entertainment - 2.56%
7.13%, 5/15/2018		2,250	1,395	Cedar Fair LP/Canada's Wonderland
7.50%, 6/1/2015		100	69	Co/Magnum Management Corp
7.63%, 10/15/2026		92	55	9.13%, 8/1/2018	2,310	2,506
7.75%, 6/1/2019		3,158	2,053	Chukchansi Economic Development
Dynegy Roseton/Danskammer Pass Through				Authority
Trust Series B				8.00%, 11/15/2013(d)	1,943	1,268
7.67%, 11/8/2016		2,773	1,629	Cinemark USA Inc
Edison Mission Energy				7.38%, 6/15/2021	600	598
7.00%, 5/15/2017		4,880	3,416	8.63%, 6/15/2019	1,480	1,606
7.20%, 5/15/2019		10,130	6,737	FireKeepers Development Authority
7.63%, 5/15/2027		4,730	2,956	13.88%, 5/1/2015(d)	4,850	5,529
Energy Future Intermediate Holding Co LLC				Isle of Capri Casinos Inc
9.75%, 10/15/2019		1,122	1,122	7.00%, 3/1/2014	1,200	1,152
Energy Future Intermediate Holding Co LLC /				7.75%, 3/15/2019	1,800	1,746
EFIH Finance Inc				NAI Entertainment Holdings LLC
10.00%, 12/1/2020		4,781	5,020	8.25%, 12/15/2017(d)	475	500

See accompanying notes

278

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Entertainment (continued)			Forest Products & Paper (continued)
Peninsula Gaming LLC / Peninsula Gaming			Bowater Canada Finance Corp
Corp			0.00%, 11/15/2011(a),(b),(c)	$ 603	$ 105
8.38%, 8/15/2015	$ 1,250	$ 1,284	Cascades Inc
10.75%, 8/15/2017	1,900	1,957	7.75%, 12/15/2017	895	877
Pinnacle Entertainment Inc			7.88%, 1/15/2020	800	780
8.63%, 8/1/2017	500	534	Georgia-Pacific LLC
8.75%, 5/15/2020	2,000	2,020	7.13%, 1/15/2017(d)	1,050	1,114
Production Resource Group Inc			Longview Fibre Paper & Packaging Inc
8.88%, 5/1/2019(d)	525	478	8.00%, 6/1/2016(d)	900	914
Regal Cinemas Corp			NewPage Corp
8.63%, 7/15/2019	1,425	1,525	0.00%, 12/31/2014(a)	6,450	4,821
Seneca Gaming Corp					$ 12,804
8.25%, 12/1/2018(d)	1,050	1,045
Shingle Springs Tribal Gaming Authority			Healthcare - Products - 0.17%
9.38%, 6/15/2015(d)	1,775	941	Biomet Inc
Speedway Motorsports Inc			10.38%, 10/15/2017	2,570	2,776
6.75%, 2/1/2019	750	737
8.75%, 6/1/2016	1,400	1,512	Healthcare - Services - 3.14%
Vail Resorts Inc			Aviv Healthcare Properties LP/Aviv
6.50%, 5/1/2019(d)	725	723	Healthcare Capital Corp
WMG Acquisition Corp			7.75%, 2/15/2019	900	868
9.50%, 6/15/2016(d)	460	488	Capella Healthcare Inc
9.50%, 6/15/2016	11,733	12,437	9.25%, 7/1/2017(d)	1,475	1,519
11.50%, 10/1/2018(d)	500	498	Community Health Systems Inc
Yonkers Racing Corp			8.88%, 7/15/2015	4,844	4,959
11.38%, 7/15/2016(d)	700	719	DaVita Inc
		$ 41,803	6.38%, 11/1/2018	600	606
			6.63%, 11/1/2020	600	604
Environmental Control - 0.06%			Fresenius Medical Care US Finance Inc
WCA Waste Corp			6.50%, 9/15/2018(d)	4,205	4,415
7.50%, 6/15/2019(d)	940	912
			6.88%, 7/15/2017	592	635
			HCA Inc
Food - 0.90%			5.75%, 3/15/2014	441	451
Bumble Bee Acquisition Corp			6.38%, 1/15/2015	1,058	1,087
9.00%, 12/15/2017(d)	400	401	6.50%, 2/15/2020	8,710	9,124
Dean Foods Co			7.05%, 12/1/2027	465	400
7.00%, 6/1/2016	875	879	7.50%, 2/15/2022	1,305	1,331
Del Monte Foods Co			7.50%, 12/15/2023	1,285	1,214
7.63%, 2/15/2019(d)	1,020	969	7.69%, 6/15/2025	1,430	1,330
Dole Food Co Inc			8.00%, 10/1/2018	1,200	1,259
8.00%, 10/1/2016(d)	775	818	8.50%, 4/15/2019	428	471
13.88%, 3/15/2014	377	440	Health Management Associates Inc
Ingles Markets Inc			6.13%, 4/15/2016	1,000	1,015
8.88%, 5/15/2017	1,600	1,716	IASIS Healthcare LLC / IASIS Capital Corp
JBS USA LLC/JBS USA Finance Inc			8.38%, 5/15/2019(d)	2,334	2,159
7.25%, 6/1/2021(d)	2,850	2,650	Kindred Escrow Corp
Pilgrim's Pride Corp			8.25%, 6/1/2019(d)	5,925	5,244
7.88%, 12/15/2018(d)	1,020	847	Multiplan Inc
Simmons Foods Inc			9.88%, 9/1/2018(d)	1,350	1,390
10.50%, 11/1/2017(d)	250	234	OnCure Holdings Inc
Smithfield Foods Inc			11.75%, 5/15/2017	600	522
7.75%, 7/1/2017	1,425	1,539	Radiation Therapy Services Inc
SUPERVALU Inc			9.88%, 4/15/2017	700	583
8.00%, 5/1/2016	4,000	4,200	Tenet Healthcare Corp
		$ 14,693	8.00%, 8/1/2020	125	129
			8.88%, 7/1/2019	5,905	6,673
Forest Products & Paper - 0.78%			9.00%, 5/1/2015	125	133
Abitibi Unsecured Notes Claims			10.00%, 5/1/2018	125	143
0.00%, 4/20/2012(a),(b),(c)	533	2
0.00%, 6/20/2013(a),(b),(c)	780	3	Universal Health Services Inc
0.00%, 4/1/2015(a),(b),(c)	2,313	9	7.13%, 6/30/2016	1,385	1,496
0.00%, 4/1/2028(a),(b),(c)	320	1	Vanguard Health Holding Co II
0.00%, 8/1/2030(a),(b),(c)	85	—	LLC/Vanguard Holding Co II Inc
			7.75%, 2/1/2019	800	792
AbitibiBowater Inc			8.00%, 2/1/2018	700	716
10.25%, 10/15/2018(d)	2,705	2,962
Appleton Papers Inc					$ 51,268
10.50%, 6/15/2015(d)	690	690	Holding Companies - Diversified - 0.07%
Boise Paper Holdings LLC / Boise Co-Issuer			Tops Holding Corp / Tops Markets LLC
Co			10.13%, 10/15/2015	1,100	1,122
8.00%, 4/1/2020	500	526

See accompanying notes

279

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Home Builders - 1.10%			Leisure Products & Services - 0.23%
Beazer Homes USA Inc			Royal Caribbean Cruises Ltd
9.13%, 6/15/2018	$ 2,949	$ 2,108	6.88%, 12/1/2013	$ 106	$ 111
9.13%, 5/15/2019	1,970	1,399	7.25%, 6/15/2016	2,702	2,864
DR Horton Inc			11.88%, 7/15/2015	696	826
5.63%, 1/15/2016	1,175	1,171			$ 3,801
K Hovnanian Enterprises Inc
10.63%, 10/15/2016	1,950	1,672	Lodging - 2.93%
Lennar Corp			Ameristar Casinos Inc
			7.50%, 4/15/2021(d)	2,175	2,229
5.60%, 5/31/2015	150	147
6.95%, 6/1/2018	1,930	1,887	Boyd Gaming Corp
12.25%, 6/1/2017	765	901	9.13%, 12/1/2018	425	415
M/I Homes Inc			Caesars Entertainment Operating Co Inc
8.63%, 11/15/2018	850	765	11.25%, 6/1/2017	1,000	1,070
Shea Homes LP / Shea Homes Funding Corp			CityCenter Holdings LLC / CityCenter
8.63%, 5/15/2019(d)	2,545	2,303	Finance Corp
			7.63%, 1/15/2016(d)	4,630	4,815
Standard Pacific Corp			10.75%, 1/15/2017(d)	7,233	7,221
8.38%, 5/15/2018	2,645	2,552
8.38%, 1/15/2021	2,625	2,389	Downstream Development Authority of the
10.75%, 9/15/2016	720	745	Quapaw Tribe of Oklahoma
			10.50%, 7/1/2019(d)	1,000	960
		$ 18,039	Mandalay Resort Group
Housewares - 0.10%			7.63%, 7/15/2013	1,200	1,188
American Standard Americas			MCE Finance Ltd
10.75%, 1/15/2016(d)	2,225	1,646	10.25%, 5/15/2018	1,667	1,750
			MGM Resorts International
			6.63%, 7/15/2015	1,584	1,505
Insurance - 1.44%			7.50%, 6/1/2016	2,729	2,593
American International Group Inc
4.88%, 9/15/2016	750	733	7.63%, 1/15/2017	3,635	3,381
8.18%, 5/15/2068	4,375	4,222	9.00%, 3/15/2020	1,275	1,409
Catlin Insurance Co Ltd			10.00%, 11/1/2016	1,950	1,911
7.25%, 12/31/2049(d)	1,940	1,727	11.38%, 3/1/2018	1,000	1,088
			San Pasqual Casino
CNO Financial Group Inc			8.00%, 9/15/2013(d)	3,821	3,792
9.00%, 1/15/2018(d)	370	389
			Seminole Hard Rock Entertainment Inc
HUB International Holdings Inc			2.85%, 3/15/2014(d),(f)	2,750	2,564
10.25%, 6/15/2015(d)	3,000	2,902
ILFC E-Capital Trust I			Sheraton Holding Corp
4.77%, 12/21/2065(d),(f)	2,200	1,503	7.38%, 11/15/2015	2,350	2,591
Liberty Mutual Group Inc			Starwood Hotels & Resorts Worldwide Inc
7.80%, 3/15/2037(d)	1,900	1,729	6.75%, 5/15/2018	1,700	1,887
10.75%, 6/15/2058(d),(f)	6,675	8,110	Wynn Las Vegas LLC / Wynn Las Vegas
			Capital Corp

Stoneheath 3.52%, 12/12/2049 RE (f)	250	183	7.75%, 8/15/2020	1,500	1,650
USI Holdings Corp			7.88%, 11/1/2017	3,500	3,835
4.16%, 11/15/2014(c),(d),(f)	145	131			$ 47,854
9.75%, 5/15/2015(d)	1,556	1,482	Machinery - Construction & Mining - 0.10%
XL Group PLC			Boart Longyear Management Pty Ltd
6.50%, 12/31/2049(f)	440	370	7.00%, 4/1/2021(d)	650	642
		$ 23,481	Terex Corp

Internet - 0.19%			8.00%, 11/15/2017	1,075	1,056
eAccess Ltd					$ 1,698
8.25%, 4/1/2018(d)	1,924	1,867	Machinery - Diversified - 0.80%
Equinix Inc			Case New Holland Inc
7.00%, 7/15/2021	465	495	7.88%, 12/1/2017	7,125	8,033
8.13%, 3/1/2018	680	741	Columbus McKinnon Corp/NY
		$ 3,103	7.88%, 2/1/2019	750	769
			Liberty Tire Recycling
Iron & Steel - 0.34%			11.00%, 10/1/2016(d)	600	606
AK Steel Corp			Manitowoc Co Inc/The
7.63%, 5/15/2020	810	757
APERAM			8.50%, 11/1/2020	3,180	3,307
7.38%, 4/1/2016(d)	350	317	Stewart & Stevenson LLC / Stewart &
7.75%, 4/1/2018(d)	1,050	924	Stevenson Funding Corp
Steel Dynamics Inc			10.00%, 7/15/2014	400	404
7.63%, 3/15/2020	500	530			$ 13,119
United States Steel Corp			Media - 8.18%
6.65%, 6/1/2037	1,195	896	AMC Networks Inc
7.00%, 2/1/2018	260	246	7.75%, 7/15/2021(d)	1,575	1,709
7.38%, 4/1/2020	1,925	1,810
		$ 5,480

See accompanying notes

280

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Media (continued)			Media (continued)
Barrington Broadcasting Group LLC and			Quebecor Media Inc
Barrington Broadcasting Capital Corp			7.75%, 3/15/2016	$ 1,500	$ 1,549
10.50%, 8/15/2014	$ 250	$ 230	Sinclair Television Group Inc
Block Communications Inc			8.38%, 10/15/2018	650	669
8.25%, 12/15/2015(d)	2,785	2,813	Sirius XM Radio Inc
Bresnan Broadband Holdings LLC			8.75%, 4/1/2015(d)	2,430	2,691
8.00%, 12/15/2018(d)	250	259	9.75%, 9/1/2015(d)	1,300	1,410
Cablevision Systems Corp			Unitymedia Hessen GmbH & Co KG /
8.00%, 4/15/2020	1,185	1,250	Unitymedia NRW GmbH
CCH II LLC / CCH II Capital Corp			8.13%, 12/1/2017(d)	2,150	2,290
13.50%, 11/30/2016	1,600	1,844	Univision Communications Inc
CCO Holdings LLC / CCO Holdings Capital			6.88%, 5/15/2019(d)	7,220	7,040
Corp			7.88%, 11/1/2020(d)	2,000	2,020
6.50%, 4/30/2021	5,920	5,920	8.50%, 5/15/2021(d)	2,475	2,228
7.00%, 1/15/2019	3,368	3,494	Videotron Ltee
7.00%, 1/15/2019	335	348	9.13%, 4/15/2018	5,645	6,209
7.25%, 10/30/2017	4,678	4,888	XM Satellite Radio Inc
7.88%, 4/30/2018	510	543	7.63%, 11/1/2018(d)	7,220	7,780
8.13%, 4/30/2020	4,515	4,888	13.00%, 8/1/2013(d)	3,235	3,680
Cengage Learning Acquisitions Inc					$ 133,609
10.50%, 1/15/2015(d),(f)	2,370	1,872
Cequel Communications Holdings I LLC and			Metal Fabrication & Hardware - 0.07%
Cequel Capital Corp			Mueller Water Products Inc
8.63%, 11/15/2017(d)	8,517	8,900	7.38%, 6/1/2017	1,015	893
Charter Communications Operating LLC /			Wolverine Tube Inc
			6.00%, 6/28/2014(b),(c)	187	187
Charter Communications Operating Capital
8.00%, 4/30/2012(d)	1,340	1,370			$ 1,080
10.87%, 9/15/2014(d),(f)	800	862	Mining - 1.31%
Clear Channel Communications Inc			Aleris International Inc
5.50%, 9/15/2014	3,835	3,030	7.63%, 2/15/2018	450	433
9.00%, 3/1/2021	1,550	1,379	FMG Resources August 2006 Pty Ltd
10.75%, 8/1/2016	10,215	7,457	6.38%, 2/1/2016(d)	370	359
Clear Channel Worldwide Holdings Inc			6.88%, 2/1/2018(d)	1,033	992
9.25%, 12/15/2017	4,750	5,154	7.00%, 11/1/2015(d)	11,216	11,216
9.25%, 12/15/2017	475	513	Noranda Aluminum Acquisition Corp
CSC Holdings LLC			4.42%, 5/15/2015(e),(f)	1,849	1,710
7.63%, 7/15/2018	3,505	3,821	Novelis Inc/GA
7.88%, 2/15/2018	350	384	8.75%, 12/15/2020	2,500	2,725
8.50%, 4/15/2014	1,675	1,838	Taseko Mines Ltd
8.50%, 6/15/2015	450	488	7.75%, 4/15/2019	350	327
8.63%, 2/15/2019	446	506	Thompson Creek Metals Co Inc
Cumulus Media Inc			7.38%, 6/1/2018(d)	700	583
7.75%, 5/1/2019(d)	1,525	1,403	Vulcan Materials Co
DISH DBS Corp			6.50%, 12/1/2016	705	682
6.75%, 6/1/2021	4,320	4,460	7.50%, 6/15/2021	2,330	2,295
7.75%, 5/31/2015	3,605	3,875			$ 21,322
7.88%, 9/1/2019	1,125	1,235
Fisher Communications Inc			Miscellaneous Manufacturing - 0.54%
8.63%, 9/15/2014	329	329	Colt Defense LLC / Colt Finance Corp
Gannett Co Inc			8.75%, 11/15/2017	611	461
6.38%, 9/1/2015	200	202	Eastman Kodak Co
7.13%, 9/1/2018	5,860	5,640	9.75%, 3/1/2018(d)	3,365	2,473
9.38%, 11/15/2017	6,035	6,518	FGI Holding Co Inc
Insight Communications Co Inc			11.25%, 10/1/2015	916	903
9.38%, 7/15/2018(d)	850	965	Harland Clarke Holdings Corp
McClatchy Co/The			6.00%, 5/15/2015(f)	2,450	1,678
11.50%, 2/15/2017	750	741	JB Poindexter & Co Inc
Media General Inc			8.75%, 3/15/2014	757	723
11.75%, 2/15/2017	1,250	1,050	JM Huber Corp
Mediacom Broadband LLC / Mediacom			9.88%, 11/1/2019(d),(g)	610	619
Broadband Corp			SPX Corp
8.50%, 10/15/2015	92	95	6.88%, 9/1/2017	475	506
Mediacom LLC / Mediacom Capital Corp			Trimas Corp
9.13%, 8/15/2019	2,004	2,109	9.75%, 12/15/2017	1,300	1,391
Nexstar Broadcasting Inc					$ 8,754
7.00%, 1/15/2014	247	245	Mortgage Backed Securities - 0.19%
7.00%, 1/15/2014	753	745	Banc of America Large Loan Inc
Nielsen Finance LLC / Nielsen Finance Co			1.99%, 11/15/2015(d),(f)	3,467	3,158
11.50%, 5/1/2016	585	671

See accompanying notes

281

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas - 7.24%			Oil & Gas (continued)
Alta Mesa Holdings LP / Alta Mesa Finance			Plains Exploration & Production Co
Services Corp			(continued)
9.63%, 10/15/2018	$ 1,150	$ 1,069	8.63%, 10/15/2019	$ 960	$ 1,066
ATP Oil & Gas Corp/United States			Precision Drilling Corp
11.88%, 5/1/2015	10,310	8,557	6.50%, 12/15/2021(d)	435	459
Bill Barrett Corp			6.63%, 11/15/2020	740	786
7.63%, 10/1/2019	1,725	1,824	QEP Resources Inc
9.88%, 7/15/2016	1,000	1,105	6.88%, 3/1/2021	1,325	1,431
Bluewater Holding BV			Quicksilver Resources Inc
3.40%, 7/17/2014(d),(f)	200	152	11.75%, 1/1/2016	2,770	3,130
Brigham Exploration Co			Range Resources Corp
6.88%, 6/1/2019	420	461	5.75%, 6/1/2021	4,285	4,585
8.75%, 10/1/2018	450	531	6.75%, 8/1/2020	85	94
Calumet Specialty Products Partners			7.25%, 5/1/2018	50	54
LP/Calumet Finance Corp			SandRidge Energy Inc
9.38%, 5/1/2019(d)	625	594	7.50%, 3/15/2021(d)	1,385	1,337
Chesapeake Energy Corp			8.00%, 6/1/2018(d)	3,035	3,035
6.13%, 2/15/2021	7,580	7,940	Seadrill Ltd
6.63%, 8/15/2020	3,335	3,615	6.50%, 10/5/2015	1,200	1,137
6.88%, 8/15/2018	1,630	1,748	SM Energy Co
9.50%, 2/15/2015	5,100	5,840	6.63%, 2/15/2019(d)	2,433	2,457
Chesapeake Oilfield Operating			Swift Energy Co
LLC/Chesapeake Oilfield Finance Inc			7.13%, 6/1/2017	1,500	1,522
6.63%, 11/15/2019(d)	1,075	1,105	8.88%, 1/15/2020	1,667	1,759
Cimarex Energy Co			Unit Corp
7.13%, 5/1/2017	2,555	2,657	6.63%, 5/15/2021	1,125	1,103
Citgo Petroleum Corp			W&T Offshore Inc
11.50%, 7/1/2017(d)	1,325	1,517	8.50%, 6/15/2019(d)	2,679	2,733
Comstock Resources Inc			Western Refining Inc
7.75%, 4/1/2019	600	588	10.75%, 6/15/2014(d),(f)	909	959
8.38%, 10/15/2017	2,396	2,456			$ 118,234
Concho Resources Inc
6.50%, 1/15/2022	1,065	1,118	Oil & Gas Services - 0.38%
7.00%, 1/15/2021	1,325	1,431	Cie Generale de Geophysique-Veritas
Continental Resources Inc/OK			9.50%, 5/15/2016	306	331
7.38%, 10/1/2020	1,225	1,329	Helix Energy Solutions Group Inc
			9.50%, 1/15/2016(d)	788	827
Denbury Resources Inc
8.25%, 2/15/2020	3,115	3,442	Key Energy Services Inc
Energy XXI Gulf Coast Inc			6.75%, 3/1/2021	1,200	1,227
7.75%, 6/15/2019	900	909	Oil States International Inc
9.25%, 12/15/2017	600	639	6.50%, 6/1/2019	1,650	1,728
EXCO Resources Inc			Sevan Marine ASA
			0.00%, 5/14/2013(a),(d),(f)	1,400	868
7.50%, 9/15/2018	5,930	5,871
Forest Oil Corp			Trinidad Drilling Ltd
			7.88%, 1/15/2019(d)	1,125	1,179
7.25%, 6/15/2019	2,290	2,347
Hilcorp Energy I LP/Hilcorp Finance Co					$ 6,160
7.63%, 4/15/2021(d)	1,556	1,642	Packaging & Containers - 2.04%
8.00%, 2/15/2020(d)	2,150	2,311	Ardagh Packaging Finance PLC
Linn Energy LLC/Linn Energy Finance Corp			7.38%, 10/15/2017(d)	350	361
7.75%, 2/1/2021	4,250	4,537	9.13%, 10/15/2020(d)	1,500	1,492
8.63%, 4/15/2020	3,245	3,578	Ball Corp
Newfield Exploration Co			5.75%, 5/15/2021	1,490	1,538
5.75%, 1/30/2022	4,610	4,887	7.13%, 9/1/2016	580	628
6.63%, 9/1/2014	930	939	7.38%, 9/1/2019	2,580	2,812
6.88%, 2/1/2020	750	804	Berry Plastics Corp
7.13%, 5/15/2018	500	532	8.25%, 11/15/2015	630	665
NFR Energy LLC/NFR Energy Finance Corp			9.50%, 5/15/2018	10,006	10,106
9.75%, 2/15/2017(d)	1,400	1,239	9.75%, 1/15/2021	7,475	7,475
9.75%, 2/15/2017(d)	1,800	1,593	Constar Inc
Ocean Rig UDW Inc			11.00%, 12/31/2017(b),(e)	695	695
9.50%, 4/27/2016	2,000	1,820	Crown Americas LLC / Crown Americas
Petrohawk Energy Corp			Capital Corp II
6.25%, 6/1/2019	1,510	1,706	7.63%, 5/15/2017	3,000	3,255
Pioneer Natural Resources Co			Owens-Brockway Glass Container Inc
5.88%, 7/15/2016	2,690	2,855	7.38%, 5/15/2016	3,670	3,982
7.50%, 1/15/2020	889	1,007	Sealed Air Corp
Plains Exploration & Production Co			8.38%, 9/15/2021(d)	350	379
6.63%, 5/1/2021	610	634			$ 33,388
7.63%, 6/1/2018	1,550	1,658

See accompanying notes

282

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Pharmaceuticals - 2.05%			REITS (continued)
Elan Finance PLC / Elan Finance Corp			Host Hotels & Resorts LP
8.75%, 10/15/2016	$ 1,800	$ 1,917	6.75%, 6/1/2016	$ 3,865	$ 4,000
8.75%, 10/15/2016	1,500	1,598	6.88%, 11/1/2014	2,490	2,524
Endo Pharmaceuticals Holdings Inc			Omega Healthcare Investors Inc
7.00%, 7/15/2019(d)	2,615	2,824	6.75%, 10/15/2022	3,595	3,631
7.25%, 1/15/2022(d)	550	593			$ 12,781
Mylan Inc/PA
7.63%, 7/15/2017(d)	2,855	3,154	Retail - 3.68%
7.88%, 7/15/2020(d)	6,940	7,773	Academy Ltd / Academy Finance Corp
			9.25%, 8/1/2019(d)	163	164
Omnicare Inc
7.75%, 6/1/2020	225	242	AmeriGas Partners LP/AmeriGas Finance
Valeant Pharmaceuticals International			Corp
6.50%, 7/15/2016(d)	6,890	6,890	6.25%, 8/20/2019	2,125	2,104
6.75%, 10/1/2017(d)	4,060	4,060	Asbury Automotive Group Inc
6.88%, 12/1/2018(d)	2,945	2,934	8.38%, 11/15/2020	392	388
7.00%, 10/1/2020(d)	750	743	Burger King Corp
7.25%, 7/15/2022(d)	750	739	9.88%, 10/15/2018	755	810
		$ 33,467	CKE Restaurants Inc
			11.38%, 7/15/2018	1,810	1,946
Pipelines - 2.18%			Claire's Stores Inc
El Paso Corp			8.88%, 3/15/2019	2,400	1,932
6.88%, 6/15/2014	500	551	DineEquity Inc
7.00%, 6/15/2017	1,685	1,887	9.50%, 10/30/2018	1,435	1,521
7.25%, 6/1/2018	1,000	1,120	Ferrellgas LP / Ferrellgas Finance Corp
7.75%, 1/15/2032	2,390	2,755	9.13%, 10/1/2017	3,950	4,187
7.80%, 8/1/2031	2,370	2,714	Gymboree Corp
Energy Transfer Equity LP			9.13%, 12/1/2018	2,196	1,965
7.50%, 10/15/2020	5,050	5,454	HSN Inc
Genesis Energy LP/Genesis Energy Finance			11.25%, 8/1/2016	830	921
Corp			Inergy LP/Inergy Finance Corp
7.88%, 12/15/2018(d)	625	606	6.88%, 8/1/2021	900	880
Kinder Morgan Finance Co LLC			7.00%, 10/1/2018	3,220	3,236
6.00%, 1/15/2018(d)	1,450	1,486	J Crew Group Inc
Kinder Morgan Finance Co ULC			8.13%, 3/1/2019	750	720
5.70%, 1/5/2016	3,530	3,609	JC Penney Co Inc
MarkWest Energy Partners LP / MarkWest			5.65%, 6/1/2020	2,155	2,031
Energy Finance Corp			Landry's Restaurants Inc
6.25%, 6/15/2022(g)	1,040	1,066	11.63%, 12/1/2015	720	763
6.75%, 11/1/2020	1,365	1,433	Michaels Stores Inc
8.75%, 4/15/2018	3,660	4,118	0.00%, 11/1/2016(a),(f)	1,905	2,024
Regency Energy Partners LP / Regency Energy			7.75%, 11/1/2018	1,105	1,121
Finance Corp			Nebraska Book Co Inc
6.50%, 7/15/2021	2,000	2,080	0.00%, 3/15/2012(a)	886	399
6.88%, 12/1/2018	2,705	2,854	10.00%, 12/1/2011	597	540
Targa Resources Partners LP / Targa			QVC Inc
Resources Partners Finance Corp			7.13%, 4/15/2017(d)	225	240
6.88%, 2/1/2021(d)	1,125	1,111	7.38%, 10/15/2020(d)	225	245
7.88%, 10/15/2018	886	922	RadioShack Corp
8.25%, 7/1/2016	1,785	1,874	6.75%, 5/15/2019(d)	1,000	900
		$ 35,640	Real Mex Restaurants Inc
			0.00%, 1/1/2013(a)	400	190
Private Equity - 0.02%			Rite Aid Corp
CKE Holdings Inc			7.50%, 3/1/2017	2,650	2,637
10.50%, 3/14/2016(d)	362	332
			8.63%, 3/1/2015	2,365	2,247
			9.50%, 6/15/2017	4,000	3,640
Real Estate - 0.17%			10.25%, 10/15/2019	2,570	2,795
CB Richard Ellis Services Inc			Sears Holdings Corp
6.63%, 10/15/2020	1,035	1,050	6.63%, 10/15/2018	9,115	7,862
First Industrial LP			Toys R US - Delaware Inc
6.42%, 6/1/2014	1,000	1,011	7.38%, 9/1/2016(d)	2,100	2,131
Kennedy-Wilson Inc			Toys R Us Property Co I LLC
8.75%, 4/1/2019(d)	705	691	10.75%, 7/15/2017	6,320	7,015
		$ 2,752	Toys R Us Property Co II LLC
			8.50%, 12/1/2017	1,020	1,077
REITS - 0.78%			Wendy's Co/The
CNL Lifestyle Properties Inc			10.00%, 7/15/2016	1,375	1,499
7.25%, 4/15/2019	1,610	1,449			$ 60,130
DuPont Fabros Technology LP
8.50%, 12/15/2017	1,100	1,177

See accompanying notes

283

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Semiconductors - 0.73%			Telecommunications (continued)
Advanced Micro Devices Inc			GCI Inc
7.75%, 8/1/2020	$ 2,025	$ 2,055	8.63%, 11/15/2019	$ 4,375	$ 4,692
Amkor Technology Inc			Global Crossing Ltd
6.63%, 6/1/2021(d)	665	632	12.00%, 9/15/2015	125	143
7.38%, 5/1/2018	1,165	1,177	Goodman Networks Inc
Freescale Semiconductor Inc			12.13%, 7/1/2018(d)	750	716
8.05%, 2/1/2020	1,800	1,723	Integra Telecom Holdings Inc
9.25%, 4/15/2018(d)	4,835	5,234	10.75%, 4/15/2016(d)	6,425	5,670
MEMC Electronic Materials Inc			Intelsat Jackson Holdings SA
7.75%, 4/1/2019	1,198	1,027	7.25%, 4/1/2019(d)	800	804
		$ 11,848	7.25%, 10/15/2020(d)	1,200	1,203
			8.50%, 11/1/2019	1,435	1,503
Shipbuilding - 0.09%			9.50%, 6/15/2016	450	470
Huntington Ingalls Industries Inc			Intelsat Luxembourg SA
6.88%, 3/15/2018(d)	965	972
			11.50%, 2/4/2017(d),(e)	1,925	1,925
7.13%, 3/15/2021(d)	525	532
			11.50%, 2/4/2017	16,170	16,170
		$ 1,504	iPCS Inc
Software - 0.85%			2.38%, 5/1/2013(f)	550	498
Fidelity National Information Services Inc			Level 3 Financing Inc
7.63%, 7/15/2017	3,750	4,078	8.13%, 7/1/2019(d)	6,900	6,831
7.88%, 7/15/2020	2,505	2,737	9.25%, 11/1/2014	451	461
First Data Corp			9.38%, 4/1/2019	2,105	2,199
8.25%, 1/15/2021(d)	376	357	10.00%, 2/1/2018	620	657
9.88%, 9/24/2015	85	82	MetroPCS Wireless Inc
12.63%, 1/15/2021(d)	2,598	2,455	6.63%, 11/15/2020	1,000	940
11.25%, 3/31/2016	4,600	4,094	7.88%, 9/1/2018	2,155	2,193
		$ 13,803	Nextel Communications Inc
			7.38%, 8/1/2015	4,250	4,059
Storage & Warehousing - 0.03%			NII Capital Corp
Mobile Mini Inc			8.88%, 12/15/2019	2,195	2,305
7.88%, 12/1/2020	425	425	10.00%, 8/15/2016	725	816
			PAETEC Holding Corp
Telecommunications - 10.12%			8.88%, 6/30/2017	3,455	3,731
Avaya Inc			9.88%, 12/1/2018	930	1,023
7.00%, 4/1/2019(d)	1,080	1,037	Qwest Communications International Inc
9.75%, 11/1/2015	3,075	2,721	7.13%, 4/1/2018	6,720	6,871
Brightstar Corp			8.00%, 10/1/2015	460	497
9.50%, 12/1/2016(d)	2,055	2,076	Qwest Corp
CC Holdings GS V LLC/Crown Castle GS III			6.75%, 12/1/2021	3,810	4,048
Corp			6.88%, 9/15/2033	3,220	3,200
7.75%, 5/1/2017(d)	650	704	7.50%, 10/1/2014	295	324
CenturyLink Inc			SBA Telecommunications Inc
6.45%, 6/15/2021	985	987	8.25%, 8/15/2019	350	382
Cincinnati Bell Inc			Sprint Capital Corp
8.25%, 10/15/2017	1,000	1,007	6.88%, 11/15/2028	3,205	2,340
8.38%, 10/15/2020	461	470	Sprint Nextel Corp
8.75%, 3/15/2018	435	418	6.00%, 12/1/2016	16,955	14,751
Citizens Communications Co			8.38%, 8/15/2017	1,035	952
7.13%, 3/15/2019	1,375	1,389	Syniverse Holdings Inc
Clearwire Communications LLC/Clearwire			9.13%, 1/15/2019	2,450	2,548
Finance Inc			Telesat Canada / Telesat LLC
12.00%, 12/1/2015(d)	4,469	3,821	11.00%, 11/1/2015	1,465	1,593
12.00%, 12/1/2015(d)	71	61	UPCB Finance III Ltd
			6.63%, 7/1/2020(d)	1,800	1,791
CPI International Inc
8.00%, 2/15/2018	690	611	Vimpel Communications Via VIP Finance
Cricket Communications Inc			Ireland Ltd OJSC
			7.75%, 2/2/2021(d)	1,650	1,584
7.75%, 5/15/2016	8,555	8,876
7.75%, 10/15/2020	4,985	4,263	VimpelCom Holdings BV
			4.37%, 6/29/2014(d),(f)	500	491
Crown Castle International Corp			6.25%, 3/1/2017(d)	200	190
9.00%, 1/15/2015	500	545	7.50%, 3/1/2022(d)	750	703
EH Holding Corp
7.63%, 6/15/2021(d)	345	357	Virgin Media Finance PLC
Frontier Communications Corp			8.38%, 10/15/2019	615	684
8.25%, 5/1/2014	100	107	9.50%, 8/15/2016	4,585	5,112
8.25%, 4/15/2017	270	288	West Corp
8.50%, 4/15/2020	720	767	7.88%, 1/15/2019	1,080	1,096
8.75%, 4/15/2022	270	286	8.63%, 10/1/2018	1,040	1,076
9.00%, 8/15/2031	5,345	5,238	Wind Acquisition Finance SA
			7.25%, 2/15/2018(d)	5,550	5,355

See accompanying notes

284

Schedule of Investments
High Yield Fund I
October 31, 2011

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Telecommunications (continued)			Aerospace & Defense - 0.05%
Wind Acquisition Finance SA (continued)			Ducommun Inc, Term Loan B
11.75%, 7/15/2017(d)	$ 600	$ 594	5.50%, 6/30/2017(f)	$ 848	$ 835
Wind Acquisition Holdings Finance SA
12.25%, 7/15/2017(d),(e)	935	851
Windstream Corp			Agriculture - 0.04%
			American Rock Salt, 1st Lien Term Loan
7.75%, 10/1/2021	8,065	8,408	5.50%, 4/25/2017(f)	599	584
7.88%, 11/1/2017	2,920	3,154
8.13%, 8/1/2013	1,170	1,252
8.13%, 9/1/2018	375	401	Airlines - 0.17%
		$ 165,286	Delta Air Lines Inc, Term Loan
			4.25%, 3/5/2016(f)	2,985	2,828
Transportation - 0.76%
ACL I Corp
10.63%, 2/15/2016(d),(e)	665	524	Automobile Manufacturers - 0.17%
CMA CGM SA			Chrysler, Term Loan B
8.50%, 4/15/2017(d)	2,110	939	6.00%, 5/30/2017(f)	2,993	2,805
Commercial Barge Line Co
12.50%, 7/15/2017	694	747	Automobile Parts & Equipment - 0.09%
General Maritime Corp			Remy International Inc, Term Loan B
0.00%, 11/15/2017(a)	1,505	293
			6.25%, 12/17/2016(f)	1,489	1,466
Kansas City Southern de Mexico SA de CV
6.13%, 6/15/2021	487	506
6.63%, 12/15/2020	619	669	Chemicals - 0.44%
Kansas City Southern Railway			AZ Chemical US Inc, 1st Lien Term Loan
8.00%, 6/1/2015	500	532	4.75%, 11/19/2016(f)	761	754
Navios Maritime Acquisition Corp / Navios			Millenium Chemical, 1st Lien Term Loan
Acquisition Finance US Inc			2.62%, 5/15/2014(f)	1,334	1,304
8.63%, 11/1/2017	325	252	Momentive Performance Materials Inc, Term
Navios Maritime Holdings Inc / Navios			Loan
Maritime Finance US Inc			3.75%, 5/5/2015(f)	723	679
8.88%, 11/1/2017	1,792	1,716	Norit NV, Term Loan
Navios South American Logisitcs Inc / Navios			7.50%, 7/8/2017(f)	275	272
Logistics Finance US Inc			OM Group Inc, Term Loan
9.25%, 4/15/2019(d)	350	309	5.75%, 8/1/2017(f)	570	565
PHI Inc			Rentech Energy Midwest Corp, Term Loan
8.63%, 10/15/2018	1,000	1,005	10.00%, 6/1/2017(f)	999	994
Quality Distribution LLC/QD Capital Corp			Styron Inc, 1st Lien Term Loan
9.88%, 11/1/2018	1,500	1,485	6.00%, 8/2/2017(f)	1,891	1,726
RailAmerica Inc			Univar Inc, Term Loan B
9.25%, 7/1/2017	2,093	2,276	5.00%, 6/1/2017(f)	893	871
Ultrapetrol Bahamas Ltd					$ 7,165

9.00%, 11/24/2014	1,155	1,112	Commercial Services - 0.14%
		$ 12,365	Baker Corp Intl, Term Loan
TOTAL BONDS		$ 1,444,155	5.00%, 5/27/2018(f)	300	295
	Principal		Cenveo, Term Loan
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value (000's)	6.25%, 12/21/2016(f)	819	803
Building Materials - 0.00%			SCH Group, 1st Lien Term Loan
US Concrete Inc			6.63%, 4/28/2018(f)	998	828
9.50%, 8/31/2015(d)	100	95	SCH Group, 2nd Lien Term Loan
			10.50%, 4/28/2019(f)	500	441
TOTAL CONVERTIBLE BONDS		$ 95			$ 2,367
SENIOR FLOATING RATE INTERESTS -	Principal		Computers - 0.04%
6.31%	Amount (000's)	Value (000's)	CDW Corp, Term Loan E
			4.25%, 7/15/2017(f)	691	652
Advertising - 0.25%
RH Donnelley Inc, Term Loan
9.00%, 10/24/2014(f)	$ 922	$ 378	Consumer Products - 0.12%
9.00%, 10/24/2014(f)	952	389	Reynolds Group Holdings, Term Loan E
9.00%, 10/24/2014(f)	215	88	6.50%, 8/15/2018(f)	180	178
Vertis Inc, Term Loan			6.50%, 8/15/2018(f)	309	306
11.75%, 12/21/2015(f)	18	12	6.50%, 8/15/2018(f)	347	345
11.75%, 12/21/2015(f)	1,113	722	6.50%, 8/15/2018(f)	800	794
Visant Holding Corp, 1st Lien Term Loan			Spectrum Brands Holdings Inc, 1st Lien Term
5.25%, 12/22/2016(f)	2,424	2,294	Loan
5.25%, 12/22/2016(f)	156	148	5.00%, 6/17/2016(f)	182	182
		$ 4,031	5.00%, 6/17/2016(f)	137	137
					$ 1,942

See accompanying notes

285

Schedule of Investments
High Yield Fund I
October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Diversified Financial Services - 0.15%			Forest Products & Paper - 0.08%
International Lease Finance Corp, Term Loan			Xerium Technologies Inc, Term Loan
6.75%, 3/17/2015(f)	$ 250	$ 251	5.50%, 5/24/2017(f)	$ 1,316 $	1,284
Nexeo Solutions LLC, Term Loan
5.00%, 9/8/2017(f)	162	156
5.00%, 9/8/2017(f)	162	156	Healthcare - Services - 0.06%
5.00%, 9/8/2017(f)	199	192	Vanguard Health Systems, Term Loan
			0.00%, 1/29/2016(f),(h)	1,000	990
Ocwen Financial Corp, Term Loan
7.00%, 8/5/2016(f)	1,706	1,698
		$ 2,453	Holding Companies - Diversified - 0.07%
			TL Acquisitions Inc, Term Loan
Electric - 0.50%			2.50%, 7/3/2014(f)	1,391	1,202
Dynegy Power LLC, Term Loan
9.25%, 8/5/2016(f)	550	548
9.25%, 8/5/2016(f)	950	947	Insurance - 0.01%
NRG Energy Inc, Term Loan			USI Holdings Corp, Term Loan
6.50%, 8/4/2016(f)	273	266	7.00%, 5/4/2014(f)	157	156
Sensus Metering Systems, 1st Lien Term
Loan			Internet - 0.03%
4.75%, 5/12/2017(f)	448	437
			Transaction Network Services Inc, Term
Sensus Metering Systems, 2nd Lien Term			Loan
Loan			6.00%, 11/18/2015(f)	390	388
8.50%, 5/11/2018(f)	150	145
			6.00%, 11/18/2015(f)	37	36
Texas Competitive Electric Holdings Co LLC,
Term Loan
3.74%, 10/10/2014(f)	2,495	1,855	Lodging - 0.74%
3.77%, 10/10/2014(f)	4	3	Boyd Gaming Corp, 1st Lien Term Loan
3.81%, 10/10/2014(f)	890	662	3.75%, 12/31/2015(f)	1,514	1,403
4.74%, 10/10/2017(f)	2,054	1,392	Caesars Entertainment Operating Co Inc, Term
4.77%, 10/10/2017(f)	3	2	Loan
4.77%, 10/10/2017(f)	2,182	1,479	3.24%, 1/28/2015(f)	1,834	1,613
TPF Generation Holdings LLC, 2nd Lien Term			3.42%, 1/28/2015(f)	3,414	3,001
Loan			9.50%, 10/31/2016(f)	2,801	2,821
4.62%, 12/15/2014(f)	500	462	MGM Resorts International, Ext Term Loan
		$ 8,198	E
			7.00%, 2/21/2014(f)	1,800	1,751
Electronics - 0.04%			MGM Resorts International, Term Loan
Electrical Components Intl, Term Loan			7.00%, 2/21/2014(f)	1,560	1,518
1.40%, 1/25/2017(f)	23	22
6.75%, 1/25/2017(f)	365	343		$ 12,107
Sensata Technologies BV, Term Loan			Machinery - Construction & Mining - 0.04%
4.00%, 5/12/2018(f)	299	297	Terex Corp, Term Loan
		$ 662	5.50%, 4/30/2017(f)	700	698

Entertainment - 0.19%
CCM Merger Inc, Term Loan			Machinery - Diversified - 0.02%
7.00%, 2/1/2017(f)	1,684	1,665	Edwards Cayman Islands II Ltd, Term Loan
Isle of Capri Casinos Inc, Term Loan			5.50%, 5/31/2016(f)	425	396
4.75%, 3/24/2017(f)	1,380	1,377
4.75%, 3/24/2017(f)	18	18
			Media - 0.70%
		$ 3,060	Bresnan Communications, Term Loan
			4.50%, 12/14/2017(f)	1,688	1,668
Food - 0.06%			4.50%, 12/14/2017(f)	3	3
Dole Food Co Inc, Term Loan
5.00%, 7/8/2018(f)	54	54	Clear Channel Communications Inc, Term
5.00%, 7/8/2018(f)	54	54	Loan B
5.00%, 7/8/2018(f)	81	80	3.90%, 1/29/2016(f)	3,440	2,690
5.00%, 7/8/2018(f)	54	54	Entercom Radio LLC, Term Loan
5.00%, 7/8/2018(f)	54	54	1.37%, 6/30/2012(f)	210	206
5.00%, 7/8/2018(f)	54	54	Hubbard Radio LLC, 1st Lien Term Loan
5.00%, 7/8/2018(f)	54	54	5.25%, 4/11/2017(f)	524	520
5.00%, 7/8/2018(f)	70	70	Newport Television LLC, Term Loan
5.00%, 7/8/2018(f)	81	80	9.00%, 9/14/2016(f)	2,267	2,226
5.00%, 7/8/2018(f)	81	80	9.00%, 9/14/2016(f)	608	596
5.00%, 7/8/2018(f)	81	80	Nielsen Finance LLC, Term Loan
5.00%, 7/8/2018(f)	54	54	0.00%, 5/1/2016(f),(h)	500	497
5.00%, 7/8/2018(f)	81	80	Radio One Inc, 1st Lien Term Loan B
5.00%, 7/8/2018(f)	81	80	7.50%, 3/25/2016(f)	1,295	1,207
6.00%, 7/8/2018(f)	20	20	Univision Communications Inc, 1st Lien Term
6.00%, 7/8/2018(f)	15	15	Loan
			2.25%, 9/20/2014(f)	1,952	1,870
		$ 963
				$ 11,483

See accompanying notes

286

Schedule of Investments
High Yield Fund I
October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Miscellaneous Manufacturing - 0.22%			Retail (continued)
Clarke American Corp, Term Loan			Rite Aid Corp, Term Loan 2
2.75%, 6/30/2014(f)	$ 442 $	371	2.00%, 6/4/2014(f)	$ 144	$ 137
2.75%, 6/30/2014(f)	425	356	2.00%, 6/4/2014(f)	169	161
2.75%, 6/30/2014(f)	356	298	2.00%, 6/4/2014(f)	171	162
2.75%, 6/30/2014(f)	257	215	Rite Aid Corp, Term Loan 5
2.75%, 6/30/2014(f)	310	260	4.50%, 2/28/2018(f)	400	378
2.87%, 6/30/2014(f)	303	255			$ 16,673
Jacuzzi Brands Inc, 1st Lien Term Loan
0.27%, 2/7/2014(f)	24	17	Semiconductors - 0.07%
2.50%, 2/7/2014(f)	267	185	Freescale Semiconductor Inc, Term Loan
			4.49%, 12/1/2016(f)	1,159	1,112
Tomkins, Term Loan B
4.25%, 9/29/2016(f)	1,577	1,573
	$ 3,530		Software - 0.14%
			Emdeon Inc, Term Loan
Oil & Gas - 0.11%			0.00%, 11/1/2018(f),(h)	200	201
Big West Oil, Term Loan B
7.00%, 7/23/2013(f)	280	282	First Data Corp, Term Loan B1
			2.99%, 12/24/2014(f)	668	617
MEG Energy Corp, Term Loan B
4.00%, 3/18/2018(f)	1,100	1,094	First Data Corp, Term Loan B3
			2.99%, 9/24/2014(f)	1,532	1,416
Western Refining, Term Loan B
7.50%, 3/15/2017(f)	418	420			$ 2,234
	$ 1,796		Telecommunications - 0.20%
			Level 3 Financing Inc, Term Loan
Pharmaceuticals - 0.13%			2.65%, 10/31/2018(f)	500	485
Axcan Pharma, Term Loan B			2.65%, 10/31/2018(f)	1,250	1,212
5.50%, 2/10/2017(f)	709	682
			5.75%, 10/31/2018(f)	1,500	1,454
5.50%, 2/10/2017(f)	72	70
			UPC Financing Partnership, Term Loan
Capsugel Holdings US Inc, Term Loan			0.00%, 12/31/2017(f),(h)	150	149
5.25%, 8/1/2018(f)	1	1
5.25%, 8/1/2018(f)	1,323	1,322			$ 3,300
5.25%, 8/1/2018(f)	1	1	Transportation - 0.05%
	$ 2,076		Swift Transportation Co, Term Loan
			6.00%, 12/21/2016(f)	389	389
Real Estate - 0.03%			6.00%, 12/21/2016(f)	22	22
Realogy Corp, Term Loan			6.00%, 12/21/2016(f)	67	67
0.00%, 10/10/2016(f),(h)	500	433
			6.00%, 12/21/2016(f)	359	358

REITS - 0.14%			TOTAL SENIOR FLOATING RATE INTERESTS		$ 103,020
iStar Financial Inc, Term Loan A1				Maturity
5.00%, 6/28/2013(f)	1,016	1,006	REPURCHASE AGREEMENTS - 2.63%	Amount (000's)	Value (000's)
5.00%, 6/28/2013(f)	692	685
Tishman Speyer Office, Term Loan			Banks - 2.63%
8.00%, 5/4/2012(f)	600	588	Investment in Joint Trading Account; Credit	$ 12,936	$ 12,935
	$ 2,279		Suisse Repurchase Agreement; 0.08%
			dated 10/31/11 maturing 11/01/11
Retail - 1.02%			(collateralized by US Government
Academy Ltd / Academy Finance Corp, Term			Securities; $13,194,655; 0.00%; dated
Loan			05/15/12 - 08/15/35)
6.00%, 8/3/2018(f)	625	617	Investment in Joint Trading Account; Deutsche	15,523	15,523
Burger King Corp, Term Loan			Bank Repurchase Agreement; 0.10% dated
0.00%, 10/19/2016(f),(h)	1,500	1,486	10/31/11 maturing 11/01/11 (collateralized
Claire's Stores Inc, Term Loan			by US Government Securities;
3.00%, 5/27/2014(f)	5,566	4,901	$15,833,585; 0.00% - 0.05%; dated
3.18%, 5/27/2014(f)	1,166	1,027	12/21/11 - 10/15/29)
Gymboree, 1st Lien Term Loan			Investment in Joint Trading Account; Merrill	14,564	14,565
5.00%, 2/11/2018(f)	3,288	3,072	Lynch Repurchase Agreement; 0.09%
J Crew, 1st Lien Term Loan			dated 10/31/11 maturing 11/01/11
4.75%, 3/7/2018(f)	1,421	1,334	(collateralized by US Government
4.75%, 3/7/2018(f)	474	444	Securities; $14,855,387; 0.00% - 8.13%;
Michaels Stores Inc, Term Loan			dated 11/25/11 - 09/15/60)
2.63%, 10/31/2013(f)	304	297			$ 43,023
2.63%, 10/31/2013(f)	523	511	TOTAL REPURCHASE AGREEMENTS		$ 43,023
2.69%, 10/31/2013(f)	690	674	Total Investments		$ 1,604,950
2.69%, 10/31/2013(f)	484	472	Other Assets in Excess of Liabilities, Net - 1.73%		$ 28,182
OSI Restaurant Partners LLC, REV Loan			TOTAL NET ASSETS - 100.00%		$ 1,633,132
0.16%, 6/14/2013(f)	55	53
2.69%, 6/14/2013(f)	5	5
2.75%, 6/14/2013(f)	11	10	(a) Non-Income Producing Security
OSI Restaurant Partners LLC, Term Loan
2.56%, 6/14/2014(f)	979	932

See accompanying notes			287

Schedule of Investments High Yield Fund I October 31, 2011

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $4,237 or 0.26% of net assets.
(c)	Security is Illiquid
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $447,592 or 27.41% of net assets.
(e)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(f)	Variable Rate. Rate shown is in effect at October 31, 2011.
(g)	Security purchased on a when-issued basis.
(h)	This Senior Floating Rate Note will settle after October 31, 2011, at which time the interest rate will be determined.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 53,912
Unrealized Depreciation	(58,351)
Net Unrealized Appreciation (Depreciation)	$ (4,439)
Cost for federal income tax purposes	$ 1,609,389

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Communications	19 .82%
Financial	17 .89%
Consumer, Cyclical	16 .57%
Consumer, Non-cyclical	12 .55%
Energy	11 .11%
Industrial	7 .28%
Utilities	5 .15%
Basic Materials	4 .95%
Technology	2 .62%
Mortgage Securities	0 .19%
Diversified	0 .14%
Other Assets in Excess of Liabilities, Net	1 .73%
TOTAL NET ASSETS	100.00%

See accompanying notes

288

Schedule of Investments
Income Fund
October 31, 2011

COMMON STOCKS - 0.06%		Shares Held	Value (000's)		Principal

Diversified Financial Services - 0.00%				BONDS (continued)	Amount (000's)	Value (000's)
Adelphia Recovery Trust (a),(b),(c)		658,740	$ —	Chemicals - 0.73%
				Airgas Inc
				4.50%, 09/15/2014	$ 5,000	$ 5,323
Pipelines - 0.06%
Energy Maintenance Services LLC (a),(b),(c)		13,299,000	997	7.13%, 10/01/2018	6,000	6,408
						$ 11,731

TOTAL COMMON STOCKS			$ 997	Commercial Services - 0.64%
		Principal		Ceridian Corp
BONDS - 70.77%		Amount (000's)	Value (000's)	11.25%, 11/15/2015(e)	12,000	10,200

Aerospace & Defense - 1.05%
Lockheed Martin Corp				Diversified Financial Services - 5.44%
3.35%, 09/15/2021		$ 2,000	$ 2,016	American Honda Finance Corp
5.50%, 11/15/2039		8,000	9,017	3.80%, 09/20/2021(d)	10,000	10,169
5.72%, 06/01/2040		3,795	4,446	DVI Inc
Lockheed Martin Tactical Systems Inc				0.00%, 02/01/2004(a),(b)	8,125	1,442
7.63%, 06/15/2025		1,000	1,364	0.00%, 02/01/2004(a),(b)	400	71
			$ 16,843	ERAC USA Finance LLC
				4.50%, 08/16/2021(d)	2,000	2,044
Automobile Manufacturers - 0.44%				6.38%, 10/15/2017(d)	4,000	4,645
New Flyer Industries Canada ULC				7.00%, 10/15/2037(d)	4,000	4,675
14.00%, 08/19/2020(b),(c),(d)	CAD	7,000	6,952
				FUEL Trust
				3.98%, 06/15/2016(d)	15,000	14,834
Automobile Parts & Equipment - 0.41%				General Electric Capital Corp
Accuride Corp				4.65%, 10/17/2021	9,000	9,271
9.50%, 08/01/2018		$ 6,750	6,598	5.30%, 02/11/2021	2,000	2,129
				International Lease Finance Corp
				8.75%, 03/15/2017(e)	13,000	13,702
Banks - 10.66%				Jefferies Group Inc
Bank of America Corp				6.25%, 01/15/2036	9,000	7,741
5.42%, 03/15/2017		5,000	4,702	7.75%, 03/15/2012	7,500	7,636
6.80%, 03/15/2028		670	631	Merrill Lynch & Co Inc
8.00%, 12/29/2049(e)		4,000	3,722
8.13%, 12/29/2049(e)		10,000	9,305	5.00%, 01/15/2015	3,000	3,030
				6.50%, 07/15/2018	2,000	1,985
Citigroup Inc				6.75%, 06/01/2028	2,000	2,006
3.95%, 06/15/2016		3,000	3,072	QHP Royalty Sub LLC
5.85%, 08/02/2016		12,000	12,865	10.25%, 03/15/2015(b),(d)	1,537	1,562
FleetBoston Financial Corp						$ 86,942
6.88%, 01/15/2028		995	945
Goldman Sachs Group Inc/The				Electric - 8.11%
3.63%, 02/07/2016		5,000	4,954	Arizona Public Service Co
5.35%, 01/15/2016		2,000	2,118	6.50%, 03/01/2012	5,000	5,083
6.60%, 01/15/2012		10,000	10,112	Dominion Resources Inc/VA
ING Bank NV				5.00%, 03/15/2013	10,000	10,526
4.00%, 03/15/2016(d)		7,000	7,166	Edison Mission Energy
5.00%, 06/09/2021(d)		9,000	9,238	7.20%, 05/15/2019	13,000	8,645
JP Morgan Chase & Co				Exelon Generation Co LLC
5.13%, 09/15/2014		12,000	12,774	6.20%, 10/01/2017	9,000	10,386
7.90%, 04/29/2049(e)		5,000	5,384	6.25%, 10/01/2039	3,000	3,570
Lloyds TSB Bank PLC				GenOn Americas Generation LLC
6.38%, 01/21/2021		14,000	14,995	8.50%, 10/01/2021	8,500	8,330
Morgan Stanley				GenOn Energy Inc
3.80%, 04/29/2016		4,000	3,870	9.88%, 10/15/2020	6,500	6,857
4.75%, 04/01/2014		5,000	5,024	LG&E and KU Energy LLC
6.25%, 08/09/2026		7,000	7,186	3.75%, 11/15/2020	5,000	4,953
PNC Financial Services Group Inc				4.38%, 10/01/2021(d)	1,000	1,020
6.75%, 08/01/2049(e)		15,000	14,998	Metropolitan Edison Co
US Bancorp				4.95%, 03/15/2013	7,000	7,310
4.13%, 05/24/2021		3,000	3,303	Nisource Finance Corp
US Bank NA/Cincinnati OH				5.25%, 09/15/2017	2,000	2,228
4.95%, 10/30/2014		6,000	6,545	5.40%, 07/15/2014	5,000	5,417
Wells Fargo & Co				6.15%, 03/01/2013	5,000	5,300
4.63%, 04/15/2014		11,000	11,484	Ohio Edison Co
7.98%, 03/29/2049(e)		15,000	16,050	5.45%, 05/01/2015	5,000	5,498
			$ 170,443	Oncor Electric Delivery Co LLC
				7.00%, 09/01/2022	12,000	15,290
Beverages - 0.82%				PacifiCorp
Anheuser-Busch InBev Worldwide Inc				4.95%, 08/15/2014	5,000	5,466
7.75%, 01/15/2019		10,000	13,074	5.25%, 06/15/2035	5,000	5,635
				6.25%, 10/15/2037	2,000	2,613
				PPL Energy Supply LLC
				6.40%, 11/01/2011	5,000	5,000

See accompanying notes

289

Schedule of Investments Income Fund October 31, 2011

		Principal				Principal
BONDS (continued)		Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Electric (continued)					Iron & Steel - 2.05%
PPL Energy Supply LLC	(continued)				Allegheny Technologies Inc
6.50%, 05/01/2018		$ 3,000		$ 3,402	5.95%, 01/15/2021	$ 16,000	$ 17,348
Southwestern Electric Power Co					ArcelorMittal
5.38%, 04/15/2015			6,500	7,123	5.50%, 03/01/2021	16,000	15,461
				$ 129,652			$ 32,809

Entertainment - 1.63%					Leisure Products & Services - 1.16%
CCM Merger Inc					Royal Caribbean Cruises Ltd
8.00%, 08/01/2013(d)			11,000	10,450	6.88%, 12/01/2013	6,000	6,255
Gateway Casinos & Entertainment Ltd					7.25%, 03/15/2018	5,000	5,200
8.88%, 11/15/2017(d)		CAD	2,500	2,521	Seven Seas Cruises S de RL LLC
Peninsula Gaming LLC / Peninsula Gaming					9.13%, 05/15/2019(d)	7,000	7,140
Corp							$ 18,595
10.75%, 08/15/2017		$ 12,750		13,132
				$ 26,103	Lodging - 1.83%
					Boyd Gaming Corp
Environmental Control - 1.03%					9.13%, 12/01/2018	17,000	16,617
Republic Services Inc					MGM Resorts International
3.80%, 05/15/2018			2,000	2,091	13.00%, 11/15/2013	10,000	11,525
5.00%, 03/01/2020			12,000	13,340	11.13%, 11/15/2017	1,000	1,135
Waste Management Inc							$ 29,277
2.60%, 09/01/2016			1,000	1,016
				$ 16,447	Media - 2.92%
					Comcast Corp
Food - 0.40%					5.15%, 03/01/2020	2,000	2,286
Corn Products International Inc					6.45%, 03/15/2037	7,000	8,369
4.63%, 11/01/2020			6,000	6,316	6.95%, 08/15/2037	3,000	3,780
					Historic TW Inc
					9.15%, 02/01/2023	5,260	7,311
Forest Products & Paper - 0.74%					News America Inc
Plum Creek Timberlands LP
4.70%, 03/15/2021			12,000	11,799	6.40%, 12/15/2035	8,000	9,000
					Time Warner Cable Inc
					4.00%, 09/01/2021	2,000	2,048
Gas - 0.60%					4.13%, 02/15/2021	2,000	2,073
Sempra Energy					5.00%, 02/01/2020	2,000	2,197
6.00%, 02/01/2013			9,000	9,525	6.55%, 05/01/2037	6,000	7,060
					7.30%, 07/01/2038	2,000	2,581

Healthcare - Services - 2.74%							$ 46,705
Alliance HealthCare Services Inc					Mining - 0.82%
8.00%, 12/01/2016			17,000	11,815	Xstrata Canada Corp
HCA Inc					6.00%, 10/15/2015	12,000	13,163
7.50%, 02/15/2022			3,000	3,060
7.50%, 11/06/2033			1,700	1,504
HealthSouth Corp					Oil & Gas - 4.84%
7.25%, 10/01/2018			2,000	2,000	BG Energy Capital PLC
					2.88%, 10/15/2016(d)	2,000	2,056
7.75%, 09/15/2022			6,000	6,000	4.00%, 10/15/2021(d)	2,500	2,578
Multiplan Inc
9.88%, 09/01/2018(d)			6,000	6,180	Bill Barrett Corp
Tenet Healthcare Corp					7.63%, 10/01/2019	5,500	5,816
9.00%, 05/01/2015			6,000	6,375	BP Capital Markets PLC
10.00%, 05/01/2018			6,000	6,885	4.75%, 03/10/2019	14,000	15,503
				$ 43,819	Nabors Industries Inc
					5.00%, 09/15/2020	14,000	14,532
Insurance - 2.86%					Petro-Canada
Aspen Insurance Holdings Ltd					4.00%, 07/15/2013	3,000	3,126
6.00%, 08/15/2014			2,500	2,639	9.25%, 10/15/2021	8,500	11,730
6.00%, 12/15/2020			4,500	4,628	Rowan Cos Inc
Berkshire Hathaway Inc					5.00%, 09/01/2017	14,000	14,456
3.75%, 08/15/2021			5,000	5,134	XTO Energy Inc
Farmers Insurance Exchange					6.75%, 08/01/2037	5,000	7,616
6.00%, 08/01/2014(d)			6,000	6,298			$ 77,413
Fidelity National Financial Inc
6.60%, 05/15/2017			12,000	13,093	Oil & Gas Services - 1.31%
Prudential Financial Inc					Schlumberger Investment SA
					3.30%, 09/14/2021(d)	6,000	6,140
5.38%, 06/21/2020			2,000	2,226
7.38%, 06/15/2019			4,000	4,857	Weatherford International Ltd/Bermuda
8.88%, 06/15/2038(e)			6,000	6,780	5.13%, 09/15/2020	14,000	14,817
				$ 45,655			$ 20,957

See accompanying notes

290

Schedule of Investments Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Packaging & Containers - 0.73%			Retail - 1.90%
Sealed Air Corp			Asbury Automotive Group Inc
5.63%, 07/15/2013(d)	$ 4,000	$ 4,171	8.38%, 11/15/2020	$ 2,500	$ 2,475
7.88%, 06/15/2017	7,000	7,476	Neiman Marcus Group Inc/The
		$ 11,647	10.38%, 10/15/2015	13,000	13,520
			Sonic Automotive Inc
Pharmaceuticals - 0.53%			9.00%, 03/15/2018	13,750	14,300
Elan Finance PLC / Elan Finance Corp					$ 30,295
8.75%, 10/15/2016	3,000	3,195
8.75%, 10/15/2016	5,000	5,325	Telecommunications - 1.59%
		$ 8,520	Corning Inc
			4.25%, 08/15/2020	10,000	10,660
Pipelines - 2.98%			5.90%, 03/15/2014	1,367	1,490
DCP Midstream LLC			Qwest Corp
4.75%, 09/30/2021(d)	2,000	2,087
			6.75%, 12/01/2021	12,500	13,281
El Paso Natural Gas Co					$ 25,431
7.50%, 11/15/2026	10,000	11,822
Enterprise Products Operating LLC			Transportation - 0.64%
6.38%, 02/01/2013	2,500	2,643	Trailer Bridge Inc
Express Pipeline LP			9.25%, 11/15/2011	12,000	10,260
7.39%, 12/31/2017(d)	6,968	7,501
Southern Natural Gas Co			TOTAL BONDS		$ 1,131,520
8.00%, 03/01/2032	4,000	5,081		Principal
Tennessee Gas Pipeline Co			CONVERTIBLE BONDS - 0.69%	Amount (000's)	Value (000's)
8.38%, 06/15/2032	2,000	2,535
TransCanada PipeLines Ltd			Healthcare - Products - 0.54%
6.10%, 06/01/2040	5,000	6,345	China Medical Technologies Inc
7.25%, 08/15/2038	7,000	9,675	4.00%, 08/15/2013	12,000	8,520
		$ 47,689

Real Estate - 0.97%			Pharmaceuticals - 0.15%
WEA Finance LLC			Omnicare Inc
4.63%, 05/10/2021(d)	2,000	1,980	3.25%, 12/15/2035	2,682	2,437
WEA Finance LLC / WT Finance Aust Pty
Ltd			TOTAL CONVERTIBLE BONDS		$ 10,957
6.75%, 09/02/2019(d)	12,000	13,549	SENIOR FLOATING RATE INTERESTS -	Principal
		$ 15,529	1.09%	Amount (000's) Value (000's)

REITS - 8.20%			Entertainment - 0.33%
Arden Realty LP			CCM Merger Inc, Term Loan
			7.00%, 02/01/2017(e)	$ 5,294	$ 5,232
5.25%, 03/01/2015	8,000	8,480
BioMed Realty LP
3.85%, 04/15/2016	6,000	5,901	Lodging - 0.76%
6.13%, 04/15/2020	8,000	8,348	Station GVR Acquisition LLC, Term Loan
Duke Realty LP			6.25%, 05/27/2016(e)	2,436	2,309
8.25%, 08/15/2019	13,000	15,260	10.00%, 05/27/2017(e)	10,500	9,923
HCP Inc					$ 12,232
5.38%, 02/01/2021	3,000	3,081	TOTAL SENIOR FLOATING RATE INTERESTS		$ 17,464
6.00%, 03/01/2015	1,750	1,866	U.S. GOVERNMENT & GOVERNMENT	Principal
6.45%, 06/25/2012	3,000	3,076	AGENCY OBLIGATIONS - 23.02%	Amount (000's)	Value (000's)
7.07%, 06/08/2015	2,250	2,452	Federal Home Loan Mortgage Corporation (FHLMC) -
Health Care REIT Inc			9.20%
6.00%, 11/15/2013	8,000	8,403	4.00%, 04/01/2039(f)	$ 11,741	$ 12,199
6.13%, 04/15/2020	2,000	2,053	4.00%, 04/01/2039(f)	14,078	14,739
6.20%, 06/01/2016	3,000	3,214	4.50%, 08/01/2033(f)	8,110	8,611
Healthcare Realty Trust Inc			4.50%, 08/01/2033(f)	4,359	4,627
5.13%, 04/01/2014	2,000	2,067	4.50%, 08/01/2033(f)	5,860	6,222
5.75%, 01/15/2021	2,000	1,996	4.50%, 05/01/2039(f)	13,893	14,670
6.50%, 01/17/2017	12,500	13,491	4.50%, 06/01/2039(f)	7,679	8,189
Kimco Realty Corp			4.50%, 07/01/2039(f)	17,893	19,017
6.88%, 10/01/2019	12,000	13,728	5.00%, 08/01/2035(f)	4,124	4,441
Nationwide Health Properties Inc			5.00%, 11/01/2035(f)	7,363	7,915
6.00%, 05/20/2015	12,000	12,947	5.00%, 10/01/2038(f)	13,353	14,199
Shurgard Storage Centers LLC			5.50%, 11/01/2017(f)	1,522	1,644
5.88%, 03/15/2013	9,000	9,429	5.50%, 01/01/2018(f)	471	509
Simon Property Group LP			5.50%, 05/01/2031(f)	563	612
4.38%, 03/01/2021	3,000	3,104	5.50%, 06/01/2035(f)	6,838	7,425
10.35%, 04/01/2019	9,000	12,235	5.50%, 01/01/2036(f)	7,690	8,427
		$ 131,131	5.50%, 04/01/2036(f)	6,961	7,662
			6.00%, 03/01/2031(f)	133	148
			6.00%, 05/01/2032(f)	670	743
			6.00%, 06/01/2038(f)	3,068	3,386

See accompanying notes

291

Schedule of Investments
Income Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		REPURCHASE AGREEMENTS	Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			Banks (continued)
6.50%, 01/01/2029(f)	$ 182	$ 207	Investment in Joint Trading Account; Merrill	$ 19,374	$ 19,374
6.50%, 05/01/2029(f)	312	353	Lynch Repurchase Agreement; 0.09%
6.50%, 06/01/2029(f)	434	493	dated 10/31/11 maturing 11/01/11
6.50%, 06/01/2029(f)	164	187	(collateralized by US Government
6.50%, 08/01/2029(f)	127	144	Securities; $19,761,483; 0.00% - 8.13%;
7.00%, 01/01/2032(f)	209	241	dated 11/25/11 - 09/15/60)
		$ 147,010			$ 57,232
			TOTAL REPURCHASE AGREEMENTS		$ 57,232
Federal National Mortgage Association (FNMA) - 11.20%			Total Investments		$ 1,586,162
3.50%, 01/01/2041(f)	11,688	11,892	Other Assets in Excess of Liabilities, Net - 0.79%		$ 12,697
4.00%, 03/01/2039(f)	14,545	15,138	TOTAL NET ASSETS - 100.00%		$ 1,598,859
4.00%, 08/01/2040(f)	13,758	14,319
4.00%, 09/01/2040(f)	19,108	19,973
4.00%, 11/01/2040(f)	12,405	12,910	(a) Non-Income Producing Security
4.50%, 06/01/2039(f)	11,759	12,450	(b) Security is Illiquid
4.50%, 08/01/2039(f)	7,172	7,671	(c)	Market value is determined in accordance with procedures established in
4.50%, 05/01/2040(f)	12,918	13,733	good faith by the Board of Directors. At the end of the period, the value of
5.00%, 01/01/2018(f)	1,320	1,426	these securities totaled $7,949 or 0.50% of net assets.
5.00%, 10/01/2032(f)	1,427	1,540	(d)	Security exempt from registration under Rule 144A of the Securities Act of
5.00%, 08/01/2035(f)	13,877	14,963	1933. These securities may be resold in transactions exempt from
5.00%, 04/01/2039(f)	8,708	9,427	registration, normally to qualified institutional buyers. Unless otherwise
5.00%, 12/01/2039(f)	6,193	6,671	indicated, these securities are not considered illiquid. At the end of the
5.00%, 04/01/2040(f)	10,743	11,691	period, the value of these securities totaled $134,956 or 8.44% of net
5.00%, 06/01/2040(f)	9,509	10,349	assets.
5.50%, 03/01/2033(f)	1,614	1,762	(e) Variable Rate. Rate shown is in effect at October 31, 2011.
5.50%, 02/01/2035(f)	9,905	10,854	(f)	This entity was put into conservatorship by the US Government in 2008.
6.00%, 04/01/2032(f)	474	526	See Notes to Financial Statements for additional information.
6.50%, 09/01/2028(f)	59	67
6.50%, 11/01/2028(f)	67	75
6.50%, 05/01/2031(f)	97	109
6.50%, 04/01/2032(f)	689	776	Unrealized Appreciation (Depreciation)
6.50%, 05/01/2032(f)	624	702	The net federal income tax unrealized appreciation (depreciation) and federal tax
7.00%, 01/01/2030(f)	5	6	cost of investments held as of the period end were as follows:
7.45%, 06/01/2016(f)	29	29
			Unrealized Appreciation		$ 94,327
		$ 179,059	Unrealized Depreciation		(23,194)
Government National Mortgage Association (GNMA) -			Net Unrealized Appreciation (Depreciation)		$ 71,133
0.10%			Cost for federal income tax purposes		$ 1,515,029
6.00%, 05/20/2032(e)	1,209	1,357
7.00%, 06/20/2031	179	209	All dollar amounts are shown in thousands (000's)
		$ 1,566

U.S. Treasury - 2.52%			Portfolio Summary (unaudited)
1.75%, 05/31/2016	10,000	10,391	Sector		Percent
2.63%, 11/15/2020	6,000	6,294	Financial		31 .71%
3.63%, 02/15/2020	15,000	17,042	Mortgage Securities		20 .50%
3.75%, 08/15/2041	6,000	6,630	Energy		9 .19%
		$ 40,357	Utilities		8 .71%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Consumer, Cyclical		8 .46%
OBLIGATIONS		$ 367,992	Consumer, Non-cyclical		5 .82%
	Maturity		Communications		4 .51%
REPURCHASE AGREEMENTS - 3.58%	Amount (000's)	Value (000's)	Basic Materials		4 .34%
			Industrial		3 .45%
Banks - 3.58%			Government		2 .52%
Investment in Joint Trading Account; Credit	$ 17,208	$ 17,208	Other Assets in Excess of Liabilities, Net		0 .79%
Suisse Repurchase Agreement; 0.08%			TOTAL NET ASSETS		100.00%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $17,552,283; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	20,650	20,650
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$21,062,740; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)

See accompanying notes

292

Schedule of Investments
Inflation Protection Fund
October 31, 2011

	Principal				Principal
BONDS - 2.61%	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Banks - 0.01%			Mortgage Backed Securities (continued)
HSBC USA Capital Trust I			Homebanc Mortgage Trust
7.81%, 12/15/2026(a)	$ 100	$ 100	0.58%, 01/25/2036(b)		$ 720	$ 449
			Impac CMB Trust
			0.49%, 05/25/2037(b),(d)		1,063	832
Diversified Financial Services - 0.44%			0.86%, 04/25/2035(b),(d)		206	113
Bear Stearns Cos LLC/The			1.01%, 08/25/2035(b),(d)		44	9
0.51%, 11/28/2011(b)	1,500	1,500
			1.22%, 10/25/2034(b),(d)		33	22
Sirens BV			2.57%, 10/25/2034(b),(d)		68	22
2.20%, 04/13/2012(a),(b),(c)	2,000	1,928
			Impac Secured Assets CMN Owner Trust
		$ 3,428	0.41%, 09/25/2036(b)		1,221	648
Home Equity Asset Backed Securities - 0.04%			Indymac Index Mortgage Loan Trust
Asset Backed Securities Corp Home Equity			0.42%, 02/25/2037(b)		1,460	977
0.34%, 07/25/2036(b)	150	148	JP Morgan Alternative Loan Trust
First NLC Trust			0.39%, 03/25/2037(b),(d)		1,321	643
0.54%, 09/25/2035(b)	68	68	LB-UBS Commercial Mortgage Trust
New Century Home Equity Loan Trust			5.59%, 06/15/2031		390	395
0.53%, 03/25/2035(b),(d)	55	48	Merrill Lynch / Countrywide Commercial
Option One Mortgage Loan Trust			Mortgage Trust
0.69%, 03/25/2037(b),(d)	2,000	67	0.20%, 07/12/2046(a),(b)		15,897	196
1.24%, 02/25/2035(b),(d)	23	3	Merrill Lynch Alternative Note Asset Trust
		$ 334	0.45%, 04/25/2037(b),(d)		3,857	1,362
			Morgan Stanley Capital I
Mortgage Backed Securities - 1.49%			0.84%, 12/20/2046(a),(b)		200	—
Bear Stearns Alt-A Trust			WaMu Mortgage Pass Through Certificates
0.41%, 04/25/2037(b)	891	307	0.46%, 08/25/2046(b)		392	77
Bear Stearns Commercial Mortgage			0.61%, 01/25/2045(b)		128	83
Securities			Washington Mutual Alternative Mortgage
7.00%, 05/20/2030	134	137	Pass-Through Certificates
Chase Mortgage Finance Corp			0.42%, 01/25/2047(b)		1,002	21
2.78%, 07/25/2037(b)	273	239	0.52%, 06/25/2046(b)		208	10
Citigroup/Deutsche Bank Commercial						$ 11,589
Mortgage Trust
0.37%, 12/11/2049(a),(b)	7,869	109	Other Asset Backed Securities - 0.19%
0.47%, 10/15/2048(b)	26,798	263	Ameriquest Mortgage Securities Inc
Countrywide Alternative Loan Trust			0.55%, 04/25/2034(b)		297	219
0.45%, 05/25/2047(b)	3,146	923	Argent Securities Inc
0.50%, 07/25/2046(b)	1,547	821	0.36%, 04/25/2036(b)		37	11
0.52%, 06/25/2036(b)	517	29	Carrington Mortgage Loan Trust
0.66%, 12/25/2035(b),(d)	343	53	0.47%, 12/25/2035(b)		25	24
Fannie Mae			Countrywide Asset-Backed Certificates
0.44%, 01/25/2023(b)	17	17	0.49%, 03/25/2036(b),(d)		892	544
0.49%, 11/25/2022(b)	16	16	0.61%, 02/25/2036(b)		55	50
0.49%, 03/25/2035(b)	81	81	0.74%, 02/25/2037(b),(d)		3,000	87
0.54%, 02/25/2018(b)	15	15	1.37%, 12/25/2032(b),(d)		59	40
0.54%, 03/25/2018(b)	117	117	Fannie Mae Grantor Trust
0.54%, 02/25/2032(b)	17	17	0.75%, 04/25/2035(b)		85	84
Fannie Mae Whole Loan			Fannie Mae Whole Loan
0.39%, 05/25/2035(b),(d)	25	25	0.54%, 11/25/2033(b)		3	3
0.44%, 05/25/2035(b),(d)	62	62	First-Citizens Home Equity Loan LLC
0.69%, 02/25/2047(b)	62	62	0.45%, 09/15/2022(a),(b)		329	305
Freddie Mac			Long Beach Mortgage Loan Trust
0.49%, 03/15/2023(b)	58	58	0.77%, 06/25/2034(b)		199	142
0.54%, 02/15/2018(b)	135	135				$ 1,509
0.54%, 06/15/2018(b)	144	144
0.64%, 09/15/2033(b)	184	184	Sovereign - 0.44%
0.69%, 06/15/2023(b)	44	44	Italy Buoni Poliennali Del Tesoro
G-Force LLC			2.10%, 09/15/2021	EUR	3,189	3,452
0.54%, 12/25/2039(a),(b)	1,000	612
Ginnie Mae			TOTAL BONDS			$ 20,412
0.59%, 10/20/2031(b)	72	72	U.S. GOVERNMENT & GOVERNMENT		Principal
0.80%, 03/16/2047(b)	4,378	179	AGENCY OBLIGATIONS - 92.68%		Amount (000's)	Value (000's)
1.30%, 10/16/2012(b)	1,736	15	U.S. Treasury - 2.20%
4.51%, 10/16/2028(b)	308	314	2.00%, 04/30/2016		$ 8,947	$ 9,403
Greenwich Capital Commercial Funding			3.63%, 02/15/2021(e)		5,690	6,444
Corp			3.75%, 08/15/2041(e)		1,155	1,276
0.32%, 03/10/2039(a),(b)	51,832	600				$ 17,123
GSC Capital Corp Mortgage Trust
0.50%, 02/25/2036(b),(d)	279	27	U.S. Treasury Inflation-Indexed Obligations - 90.48%
GSR Mortgage Loan Trust			0.13%, 04/15/2016		51,311	53,752
0.50%, 08/25/2046(b),(d)	213	53	0.50%, 04/15/2015		54,613	57,549

See accompanying notes

293

Schedule of Investments Inflation Protection Fund October 31, 2011

			Portfolio Summary (unaudited)

U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Government	93 .12%
			Mortgage Securities	1 .50%
U.S. Treasury Inflation-Indexed Obligations (continued)			Financial	0 .45%
0.63%, 04/15/2013	$ 8,976	$ 9,190	Asset Backed Securities	0 .22%
0.63%, 07/15/2021	4,032	4,246	Other Assets in Excess of Liabilities, Net	4 .71%
1.13%, 01/15/2021	37,847	41,617	TOTAL NET ASSETS	100.00%
1.25%, 04/15/2014	6,160	6,522
1.38%, 07/15/2018	5,494	6,155
1.38%, 01/15/2020	26,205	29,409
1.63%, 01/15/2015	14,036	15,276
1.63%, 01/15/2018	5,937	6,711
1.75%, 01/15/2028	10,792	12,749
1.88%, 07/15/2013	19,076	20,102
1.88%, 07/15/2015	16,845	18,713
1.88%, 07/15/2019	12,596	14,620
2.00%, 04/15/2012	18,058	18,233
2.00%, 01/15/2014(e)	24,472	26,206
2.00%, 07/15/2014	20,722	22,557
2.00%, 01/15/2026	7,088	8,572
2.13%, 01/15/2019	4,788	5,625
2.13%, 02/15/2040	41,055	53,904
2.13%, 02/15/2041	46,561	61,508
2.38%, 01/15/2017	17,372	20,200
2.38%, 01/15/2025	26,136	32,762
2.38%, 01/15/2027	35,780	45,488
2.50%, 07/15/2016	3,654	4,251
2.50%, 01/15/2029	32,510	42,578
2.63%, 07/15/2017	10,515	12,524
3.00%, 07/15/2012	3,144	3,236
3.38%, 01/15/2012	3,623	3,647
3.38%, 04/15/2032	1,066	1,610
3.63%, 04/15/2028	3,397	4,976
3.88%, 04/15/2029	26,934	41,325
		$ 705,813
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$ 722,936
Total Investments		$ 743,348
Other Assets in Excess of Liabilities, Net - 4.71%		$ 36,709
TOTAL NET ASSETS - 100.00%		$ 780,057

(a)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $3,850 or 0.49% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2011.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,928 or 0.25% of net assets.
(d) Security is Illiquid
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,113 or 0.27% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 56,330
Unrealized Depreciation		(18,994)
Net Unrealized Appreciation (Depreciation)		$ 37,336
Cost for federal income tax purposes		$ 706,012

All dollar amounts are shown in thousands (000's)

See accompanying notes

294

Schedule of Investments
Inflation Protection Fund
October 31, 2011

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Euro	Citigroup Inc		01/25/2012	2,365,500 $	3,253	$ 3,271	$ (18)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
US 10 Year Note; December 2011		Long	209 $	26,873	$ 26,974		$ 101
US 5 Year Note; December 2011		Long	390	47,536		47,818	282
US 2 Year Note; December 2011		Short	99	21,816		21,808	8
US Long Bond; December 2011		Short	205	27,983		28,502	(519)
US Ultra Bond; December 2011		Short	291	43,606		44,341	(735)
							$ (863)
All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

			(Pay)/Receive			Notional	Unrealized
Counterparty (Issuer)	Floating Rate Index		Floating Rate	Fixed Rate Expiration Date		Amount	Appreciation/(Depreciation)
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Pay	2.48%	10/25/2020 $	4,000	$ (119)
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Receive	1.86%	10/25/2015	7,500	337
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Pay	2.66%	06/23/2021	10,000	133

All dollar amounts are shown in thousands (000's)

See accompanying notes

295

     Schedule of Investments International Emerging Markets Fund October 31, 2011

COMMON STOCKS - 92.37%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.22%			Coal - 1.75%
Focus Media Holding Ltd ADR(a)	120,450	$ 3,274	China Shenhua Energy Co Ltd	1,754,000	$ 8,024
			Coal India Ltd	1,250,272	8,478
			Harum Energy Tbk PT	4,018,500	3,519
Agriculture - 2.72%			New World Resources PLC	244,000	2,027
Bunge Ltd	105,409	6,511	Yanzhou Coal Mining Co Ltd	1,386,000	3,431
Golden Agri-Resources Ltd	12,859,000	6,583
ITC Ltd	2,360,295	10,292			$ 25,479
KT&G Corp	116,127	7,264	Commercial Services - 0.58%
MHP SA (a)	31,549	339	Cielo SA	316,300	8,443
Souza Cruz SA	693,285	8,601

		$ 39,590	Computers - 2.79%
Airlines - 0.72%			Asustek Computer Inc	574,720	3,996
Air China Ltd	8,868,000	6,891	Infosys Ltd ADR	77,649	4,549
Asiana Airlines (a)	509,170	3,650	Lenovo Group Ltd	23,208,000	15,603
		$ 10,541	Tata Consultancy Services Ltd	729,265	16,584

Automobile Manufacturers - 4.57%					$ 40,732
Ford Otomotiv Sanayi AS	182,535	1,327	Diversified Financial Services - 3.24%
Great Wall Motor Co Ltd	3,198,500	4,343	African Bank Investments Ltd	976,625	4,216
Hyundai Motor Co	116,843	23,531	Fubon Financial Holding Co Ltd	5,803,883	6,805
Kia Motors Corp	340,406	21,824	Hana Financial Group Inc	293,550	10,487
Mahindra & Mahindra Ltd	506,661	8,941	KB Financial Group Inc	476,257	18,451
Tata Motors Ltd	1,659,000	6,690	KGI Securities Co Ltd (b)	318,682	2,716
		$ 66,656	Mega Financial Holding Co Ltd	5,984,840	4,600
					$ 47,275
Automobile Parts & Equipment - 0.34%
Iochpe-Maxion SA	348,300	4,930	Electrical Components & Equipment - 0.65%
			Harbin Electric Co Ltd	2,588,000	2,608

Banks - 13.56%			Simplo Technology Co Ltd	1,168,200	6,874
ABSA Group Ltd	631,963	11,330			$ 9,482
Banco de Chile	40,272,397	5,623	Electronics - 1.81%
Banco do Brasil SA	970,190	14,806	Career Technology MFG. Co Ltd	2,130,000	3,291
Banco Santander Chile SA ADR	65,399	5,342	Chroma Ate Inc	153	—
Bangkok Bank PCL	2,701,700	13,691	E Ink Holdings Inc	2,163,000	4,416
Bank Mandiri Tbk PT	6,335,267	5,054	Hon Hai Precision Industry Co Ltd	3,956,887	10,847
Bank Negara Indonesia Persero Tbk PT	9,417,500	4,221	Radiant Opto-Electronics Corp	1,490,000	4,380
Bank of China Ltd	18,358,400	6,534	Yageo Corp	11,631,000	3,504
China Construction Bank Corp	29,419,722	21,616			$ 26,438
Credicorp Ltd	47,436	5,160
ICICI Bank Ltd ADR	523,283	19,445	Engineering & Construction - 0.87%
Industrial and Commercial Bank of China Ltd	39,483,330	24,656	China Communications Construction Co Ltd	9,286,000	7,004
Industrial Bank of Korea	679,560	8,921	Daelim Industrial Co Ltd	64,787	5,613
Kasikornbank PCL	2,757,300	11,135			$ 12,617
Malayan Banking Bhd	5,268,500	14,304	Food - 1.90%
OTP Bank PLC	234,392	3,675	BRF - Brasil Foods SA	525,800	10,918
Sberbank of Russia	6,351,769	17,424	Charoen Pokphand Foods PCL (c)	6,079,300	5,934
Yes Bank Ltd	738,907	4,734	Cosan SA Industria e Comercio	554,800	8,651
		$ 197,671	Gruma SAB de CV (a)	1,101,595	2,154
Beverages - 2.61%					$ 27,657
Cia de Bebidas das Americas ADR	554,461	18,697	Forest Products & Paper - 0.26%
Fomento Economico Mexicano SAB de CV	176,259	11,818	Mondi PLC	495,771	3,771
ADR
Grupo Modelo SAB de CV	1,185,600	7,542
		$ 38,057	Gas - 0.54%
			ENN Energy Holdings Ltd	2,176,000	7,863
Building Materials - 0.67%
China National Building Material Co Ltd	5,476,126	7,014
Corp GEO SAB de CV (a)	1,947,396	2,687	Holding Companies - Diversified - 2.21%
		$ 9,701	Alfa SAB de CV	602,400	6,955
			Alliance Global Group Inc	19,537,600	4,783
Chemicals - 2.71%			GS Holdings	138,997	8,007
China Petrochemical Development Corp	3,163,300	3,674	Imperial Holdings Ltd	632,207	9,293
Formosa Plastics Corp	1,762,000	5,182	KOC Holding AS	890,970	3,167
Honam Petrochemical Corp	21,701	5,920			$ 32,205
KCC Corp	13,669	3,313
LG Chem Ltd	16,219	5,234	Home Builders - 0.67%
Mexichem SAB de CV	1,005,200	3,466	Even Construtora e Incorporadora SA	1,282,100	4,839
Sasol Ltd	156,994	7,060	Tecnisa SA	773,900	4,913
Uralkali OJSC	132,678	5,717			$ 9,752
		$ 39,566

See accompanying notes

296

     Schedule of Investments International Emerging Markets Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Home Furnishings - 4.23%			Real Estate (continued)
Samsung Electronics Co Ltd	71,708	$ 61,731	KWG Property Holding Ltd	4,613,000	$ 1,990
			LSR Group	455,572	2,160
			Supalai PCL (c)	11,466,200	4,620
Insurance - 3.23%
Brasil Insurance Participacoes e Administracao	294,400	2,860			$ 13,367
SA			Retail - 3.18%
China Life Insurance Co Ltd	552,000	1,427	Arcos Dorados Holdings Inc	234,787	5,494
LIG Insurance Co Ltd	19,450	414	GOME Electrical Appliances Holding Ltd	23,108,000	7,085
Odontoprev SA	123,872	1,950	Intime Department Store Group Co Ltd	4,042,000	5,801
PICC Property & Casualty Co Ltd	3,824,000	5,303	Lewis Group Ltd	351,428	3,315
Ping An Insurance Group Co	1,919,000	14,232	Lojas Renner SA	233,807	7,109
Samsung Fire & Marine Insurance Co Ltd	28,087	5,972	Mr Price Group Ltd	629,015	6,020
Sanlam Ltd	3,460,483	12,934	President Chain Store Corp	1,009,952	5,616
Sul America SA	247,919	2,020	Woolworths Holdings Ltd/South Africa	1,162,304	5,902
		$ 47,112			$ 46,342

Internet - 0.51%			Semiconductors - 2.32%
Baidu Inc/China ADR(a)	21,264	2,981	Powertech Technology Inc	182,700	445
Daum Communications Corp	36,828	4,462	Taiwan Semiconductor Manufacturing Co Ltd	13,702,491	33,391
		$ 7,443			$ 33,836

Iron & Steel - 2.07%			Shipbuilding - 0.78%
Dongkuk Steel Mill Co Ltd	80,900	1,874	Hyundai Heavy Industries Co Ltd	42,451	11,341
Kumba Iron Ore Ltd	149,940	8,857
POSCO ADR	142,238	12,221
Severstal OAO	496,330	7,249	Telecommunications - 10.15%
			Advanced Info Service PCL (c)	1,720,100	7,250
		$ 30,201	America Movil SAB de CV ADR	531,083	13,500
Lodging - 0.89%			China Mobile Ltd	2,565,093	24,380
Genting Bhd	3,726,300	12,979	China Telecom Corp Ltd	13,862,000	8,558
			China Unicom Hong Kong Ltd	3,158,000	6,350
			Chunghwa Telecom Co Ltd	3,616,800	12,100
Machinery - Construction & Mining - 0.11%			HTC Corp	500,800	11,255
China National Materials Co Ltd	3,123,000	1,572	MTN Group Ltd	1,043,350	18,134
			Sistema JSFC	513,791	8,747
Metal Fabrication & Hardware - 0.62%			Taiwan Mobile Co Ltd (a)	3,435,300	9,844
Catcher Technology Co Ltd	1,101,000	6,134	Telekom Malaysia Bhd	6,406,400	8,822
OAO TMK	222,573	2,865	Tim Participacoes SA ADR(a)	275,466	7,173
		$ 8,999	Vodacom Group Ltd	1,050,932	11,856

Mining - 5.22%					$ 147,969
Antofagasta PLC	297,343	5,534	Textiles - 0.27%
Cia de Minas Buenaventura SA ADR	230,038	9,415	Cia Hering	177,700	3,980
Gold Fields Ltd	442,998	7,679
Grupo Mexico SAB de CV	2,101,700	5,825
Industrias Penoles SAB de CV	343,065	13,798	Transportation - 0.15%
International Nickel Indonesia Tbk PT	9,070,500	3,698	Globaltrans Investment PLC	142,613	2,182
Jiangxi Copper Co Ltd	2,322,000	5,613
KGHM Polska Miedz SA	210,498	10,163	TOTAL COMMON STOCKS		$ 1,346,733
Korea Zinc Co Ltd	29,303	8,589	PREFERRED STOCKS - 6.33%	Shares Held	Value (000's)
Sterlite Industries India Ltd ADR	564,413	5,825	Automobile Parts & Equipment - 0.24%
		$ 76,139	Marcopolo SA	763,200	3,450
Oil & Gas - 12.05%
China Petroleum & Chemical Corp	6,102,000	5,771	Banks - 1.95%
CNOOC Ltd	9,250,000	17,486	Banco Bradesco SA	585,176	10,600
Gazprom OAO ADR	2,316,892	27,038	Itau Unibanco Holding SA	931,579	17,890
Lukoil OAO ADR	375,195	21,836			$ 28,490
NovaTek OAO	54,961	7,669
Oil & Natural Gas Corp Ltd	1,256,886	7,140	Electric - 0.71%
PetroChina Co Ltd	15,400,293	19,993	Cia Energetica de Minas Gerais	282,700	4,736
Petroleo Brasileiro SA ADR	1,405,147	37,953	Cia Paranaense de Energia	281,800	5,650
PTT PCL (c)	388,900	3,834			$ 10,386
Rosneft Oil Co	1,012,715	7,176	Mining - 2.84%
SK Holdings Co Ltd	114,576	15,253	Vale SA	1,738,460	41,364
Tupras Turkiye Petrol Rafinerileri AS	203,400	4,583
		$ 175,732
			Telecommunications - 0.59%
Pharmaceuticals - 0.28%			Telefonica Brasil SA	242,440	7,053
Ranbaxy Laboratories Ltd	400,649	4,108	Telemar Norte Leste SA	56,604	1,544
					$ 8,597
Real Estate - 0.92%			TOTAL PREFERRED STOCKS		$ 92,287
Country Garden Holdings Co Ltd	11,611,000	4,597

See accompanying notes

297

     Schedule of Investments International Emerging Markets Fund October 31, 2011

Portfolio Summary (unaudited)

	Maturity		Country	Percent
REPURCHASE AGREEMENTS - 0.91%	Amount (000's)	Value (000's)	Korea, Republic Of	16 .76%
			Brazil	16 .47%
Banks - 0.91%			China	13 .47%
Investment in Joint Trading Account; Credit	$ 4,005	$ 4,005	Taiwan, Province Of China	9 .52%
Suisse Repurchase Agreement; 0.08%			Russian Federation	7 .40%
dated 10/31/11 maturing 11/01/11			South Africa	7 .31%
(collateralized by US Government			India	6 .63%
Securities; $4,085,182; 0.00%; dated			Mexico	4 .66%
05/15/12 - 08/15/35)			Thailand	3 .19%
Investment in Joint Trading Account; Deutsche	4,806	4,806	Hong Kong	2 .74%
Bank Repurchase Agreement; 0.10% dated			Malaysia	2 .47%
10/31/11 maturing 11/01/11 (collateralized			United States	2 .43%
by US Government Securities; $4,902,219;			Indonesia	1 .13%
0.00% - 0.05%; dated 12/21/11 - 10/15/29)			Peru	0 .99%
Investment in Joint Trading Account; Merrill	4,509	4,509	United Kingdom	0 .78%
Lynch Repurchase Agreement; 0.09%			Chile	0 .76%
dated 10/31/11 maturing 11/01/11			Poland	0 .70%
(collateralized by US Government			Turkey	0 .62%
Securities; $4,599,360; 0.00% - 8.13%;			Singapore	0 .45%
dated 11/25/11 - 09/15/60)			Argentina	0 .38%
		$ 13,320	Philippines	0 .33%
TOTAL REPURCHASE AGREEMENTS		$ 13,320	Hungary	0 .25%
Total Investments		$ 1,452,340	Cyprus	0 .15%
Other Assets in Excess of Liabilities, Net - 0.39%		$ 5,697	Ukraine	0 .02%
TOTAL NET ASSETS - 100.00%		$ 1,458,037	Other Assets in Excess of Liabilities, Net	0 .39%
			TOTAL NET ASSETS	100.00%

(a) Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,716 or 0.19% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $21,638 or 1.48% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 150,967
Unrealized Depreciation		(138,760)
Net Unrealized Appreciation (Depreciation)		$ 12,207
Cost for federal income tax purposes		$ 1,440,133

All dollar amounts are shown in thousands (000's)

See accompanying notes

298

Schedule of Investments
International Fund I
October 31, 2011

COMMON STOCKS - 95.82%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.04%			Automobile Parts & Equipment (continued)
Dentsu Inc	4,600	$ 139	Toyota Industries Corp	4,200	$ 118
Publicis Groupe SA	3,133	151			$ 26,880
WPP PLC	21,344	221
		$ 511	Banks - 11.93%
			Aozora Bank Ltd	14,000	35
Aerospace & Defense - 1.15%			Australia & New Zealand Banking Group Ltd	207,688	4,693
BAE Systems PLC	59,090	262	Banca Carige SpA	16,292	32
European Aeronautic Defence and Space Co	6,908	204	Banco Bilbao Vizcaya Argentaria SA	337,275	3,036
NV			Banco Comercial Portugues SA (a)	82,566	17
Rolls-Royce Holdings PLC (a)	108,323	1,219	Banco Espirito Santo SA	13,206	28
Safran SA	371,015	12,116	Banco Santander SA	223,739	1,893
Thales SA	2,587	91	Banco Santander SA - Rights (a)	157,664	27
		$ 13,892	Bank Hapoalim BM	23,554	91
			Bank Leumi Le-Israel BM	28,004	97
Agriculture - 0.79%			Bank of Cyprus PLC	21,428	29
British American Tobacco PLC	125,620	5,760	Bank of East Asia Ltd	39,184	143
Golden Agri-Resources Ltd	157,640	81	Bank of Kyoto Ltd/The	8,000	68
Imperial Tobacco Group PLC	19,276	702	Bank of Yokohama Ltd/The	31,000	142
Japan Tobacco Inc	558	2,789	Bankinter SA	5,538	34
Swedish Match AB	3,205	111	Barclays PLC	1,095,295	3,396
Wilmar International Ltd	33,000	142	BNP Paribas	265,919	11,875
		$ 9,585	BOC Hong Kong Holdings Ltd	61,500	146
Airlines - 0.01%			Chiba Bank Ltd/The	18,000	110
All Nippon Airways Co Ltd	21,000	63	Chugoku Bank Ltd/The	4,000	52
Cathay Pacific Airways Ltd	27,000	49	Commerzbank AG (a)	53,840	131
		$ 112	Commonwealth Bank of Australia	94,145	4,837
			Credit Agricole SA	18,378	142
Apparel - 0.26%			Credit Suisse Group AG (a)	17,252	498
Adidas AG	16,722	1,178	Danske Bank A/S (a)	98,345	1,345
Asics Corp	3,800	50	DBS Group Holdings Ltd	180,251	1,761
Burberry Group PLC	50,711	1,088	Deutsche Bank AG	14,055	581
Christian Dior SA	5,918	836	Dexia SA (a)	14,736	11
Yue Yuen Industrial Holdings Ltd	19,000	54	DnB NOR ASA	965,083	11,163
		$ 3,206	Erste Group Bank AG	4,813	103
Automobile Manufacturers - 2.34%			Fukuoka Financial Group Inc	18,000	70
Bayerische Motoren Werke AG	23,828	1,936	Gunma Bank Ltd/The	9,000	46
Daihatsu Motor Co Ltd	29,000	510	Hachijuni Bank Ltd/The	10,000	56
Daimler AG	13,697	696	Hang Seng Bank Ltd	12,700	164
Fiat Industrial SpA (a)	116,700	1,016	Hiroshima Bank Ltd/The	13,000	58
Fiat SpA	19,874	122	Hokuhoku Financial Group Inc	29,000	54
Fuji Heavy Industries Ltd	65,000	412	HSBC Holdings PLC	2,403,975	20,976
Hino Motors Ltd	6,000	35	Intesa Sanpaolo SpA	182,035	321
Honda Motor Co Ltd	610,200	18,247	Intesa Sanpaolo SpA - RSP	23,457	34
			Israel Discount Bank Ltd (a)	18,171	30
Isuzu Motors Ltd	31,000	131	Iyo Bank Ltd/The	6,000	56

Nissan Motor Co Ltd	41,000	377	Julius Baer Group Ltd (a)	300,905	11,307
Renault SA	3,308	138	KBC Groep NV	24,914	552

Scania AB	7,601	128	Lloyds Banking Group PLC (a)	2,486,565	1,285
Suzuki Motor Corp	5,600	119
Toyota Motor Corp	120,872	4,013	Mitsubishi UFJ Financial Group Inc	534,500	2,323
Volkswagen AG	701	110	Mizrahi Tefahot Bank Ltd	85,716	737
Volvo AB - B Shares	23,234	289	Mizuho Financial Group Inc	343,179	480
		$ 28,279	National Australia Bank Ltd	38,698	1,034
			Natixis	21,675	69
Automobile Parts & Equipment - 2.22%			Nordea Bank AB	49,142	446
Aisin Seiki Co Ltd	20,200	639	Oversea-Chinese Banking Corp Ltd	39,001	261
Bridgestone Corp	54,500	1,278	Pohjola Bank PLC	3,432	39
Cie Generale des Etablissements Michelin	181,615	13,151	Raiffeisen Bank International AG	1,161	32
Denso Corp	33,700	1,036	Resona Holdings Inc	31,100	139
GKN PLC	39,536	120	Sberbank of Russia ADR(a)	972,110	10,596
Hyundai Mobis	30,858	8,831	Seven Bank Ltd	13	23
JTEKT Corp	5,600	61	Shinsei Bank Ltd	35,000	38
NGK Spark Plug Co Ltd	4,000	50	Shizuoka Bank Ltd/The	15,000	146
NHK Spring Co Ltd	39,000	357	Skandinaviska Enskilda Banken AB	25,763	162
NOK Corp	23,200	393	Societe Generale SA	65,664	1,880
Nokian Renkaat OYJ	2,568	94	Standard Chartered PLC	35,566	830
Pirelli & C SpA	52,051	459	Sumitomo Mitsui Financial Group Inc	510,600	14,272
Stanley Electric Co Ltd	3,800	56	Sumitomo Mitsui Trust Holdings Inc	54,250	186
Sumitomo Electric Industries Ltd	12,500	139	Svenska Handelsbanken AB	8,938	257
Sumitomo Rubber Industries Ltd	4,100	51	Swedbank AB	14,369	201
Toyoda Gosei Co Ltd	1,600	28	Toronto-Dominion Bank/The	156,147	11,785
Toyota Boshoku Corp	1,600	19	UBS AG (a)	268,868	3,398

See accompanying notes

299

Schedule of Investments
International Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Banks (continued)			Chemicals (continued)
UniCredit SpA	204,006	$ 237	Tosoh Corp	12,000	$ 39
United Overseas Bank Ltd	883,805	11,987	Ube Industries Ltd/Japan	53,000	156
Westpac Banking Corp	53,677	1,246	Wacker Chemie AG	2,072	208
Wing Hang Bank Ltd	4,500	41	Yara International ASA	14,471	685
Yamaguchi Financial Group Inc	5,000	45			$ 20,327

		$ 144,415	Coal - 0.58%
Beverages - 3.52%			China Shenhua Energy Co Ltd	1,507,500	6,897
Anheuser-Busch InBev NV	350,077	19,414	MacArthur Coal Ltd	4,125	70
Asahi Group Holdings Ltd	6,400	131			$ 6,967
Carlsberg A/S	1,589	108
Coca-Cola Amatil Ltd	12,961	167	Commercial Services - 2.11%
Coca-Cola West Co Ltd	24,600	439	Abertis Infraestructuras SA	9,760	161
			Adecco SA (a)	1,675	80
Diageo PLC	909,283	18,818
Foster's Group Ltd	28,576	160	Aggreko PLC	4,484	123
Heineken NV	3,900	189	Anhanguera Educacional Participacoes SA	622,461	9,249
Kirin Holdings Co Ltd	14,000	171	Atlantia SpA	7,876	120
Pernod-Ricard SA	2,997	279	Babcock International Group PLC	8,984	101
SABMiller PLC	46,402	1,690	Benesse Holdings Inc	1,700	74
Treasury Wine Estates Ltd	264,061	1,031	Brambles Ltd	23,828	165
		$ 42,597	Bunzl PLC	7,816	101
			Bureau Veritas SA	1,390	108
Biotechnology - 0.17%			Capita Group PLC/The	1,049,417	12,244
CSL Ltd	69,289	2,087	Dai Nippon Printing Co Ltd	14,000	147
			Edenred	3,977	112
			Experian PLC	76,566	995
Building Materials - 0.38%			G4S PLC	33,509	131
Asahi Glass Co Ltd	93,000	814
Cie de St-Gobain	16,210	749	Intertek Group PLC	4,076	134
			Kamigumi Co Ltd	72,000	628
CRH PLC	25,870	467	Secom Co Ltd	3,500	165
Daikin Industries Ltd	5,900	175
Fletcher Building Ltd	17,002	91	Securitas AB	7,891	72
Geberit AG (a)	655	134	Serco Group PLC	12,468	104
HeidelbergCement AG	18,855	854	SGS SA	92	158
Holcim Ltd (a)	4,254	269	Sodexo	2,376	172
			Toppan Printing Co Ltd	13,000	101
Imerys SA	931	53	Transurban Group	21,718	119
JS Group Corp	37,200	780
Lafarge SA	3,017	122			$ 25,564
Nippon Sheet Glass Co Ltd	23,000	50	Computers - 0.19%
TOTO Ltd	6,000	50	AtoS	1,259	61
		$ 4,608	Cap Gemini SA	6,600	253
			Computershare Ltd	10,560	83
Chemicals - 1.68%			Fujitsu Ltd	89,000	476
Air Liquide SA	18,283	2,361
Air Water Inc	37,000	470	Gemalto NV	11,412	519
			Itochu Techno-Solutions Corp	800	35
Akzo Nobel NV	16,681	877	Otsuka Corp	400	28
Arkema SA	13,186	896
Asahi Kasei Corp	131,000	777	TDK Corp	20,000	815
BASF SE	16,345	1,193			$ 2,270
Bayer AG	37,675	2,400	Consumer Products - 0.04%
Brenntag AG	836	84	Reckitt Benckiser Group PLC	9,359	480
Daicel Corp	6,000	34	Societe BIC SA	634	57
Denki Kagaku Kogyo KK	11,000	42			$ 537
Givaudan SA (a)	122	111
Incitec Pivot Ltd	38,691	140	Cosmetics & Personal Care - 0.07%
Israel Chemicals Ltd	11,127	132	Beiersdorf AG	2,540	146
Johnson Matthey PLC	48,100	1,447	Kao Corp	8,900	234
JSR Corp	43,000	821	L'Oreal SA	3,544	390
K+S AG	14,392	912	Unicharm Corp	2,900	130
Kaneka Corp	6,000	32			$ 900
Koninklijke DSM NV	2,716	139	Distribution & Wholesale - 1.38%
Kuraray Co Ltd	8,600	120	Hitachi High-Technologies Corp	19,300	403
Lanxess AG	24,334	1,422	ITOCHU Corp	125,200	1,238
Linde AG	8,084	1,280	Jardine Cycle & Carriage Ltd	3,000	108
Mitsubishi Chemical Holdings Corp	73,500	445	Li & Fung Ltd	84,000	162
Mitsubishi Gas Chemical Co Inc	9,000	59	Marubeni Corp	122,000	710
Mitsui Chemicals Inc	136,000	446	Mitsubishi Corp	543,600	11,180
Nitto Denko Corp	11,800	496	Mitsui & Co Ltd	118,133	1,724
Shin-Etsu Chemical Co Ltd	28,500	1,463	Sojitz Corp	29,600	50
Showa Denko KK	33,000	60	Sumitomo Corp	18,700	232
Sumitomo Chemical Co Ltd	41,000	151	Toyota Tsusho Corp	5,000	79
Syngenta AG	1,407	429

See accompanying notes

300

Schedule of Investments
International Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Distribution & Wholesale (continued)			Electronics (continued)
Wolseley PLC	26,728	$ 771	Keyence Corp	700	$ 178
		$ 16,657	Koninklijke Philips Electronics NV	78,409	1,632
			Kyocera Corp	4,800	422
Diversified Financial Services - 1.36%			Murata Manufacturing Co Ltd	12,400	692
Aeon Credit Service Co Ltd	2,000	30	NEC Corp	66,000	147
ASX Ltd	4,414	142	Nippon Electric Glass Co Ltd	10,000	90
Credit Saison Co Ltd	3,700	72	Toshiba Corp	278,000	1,213
Deutsche Boerse AG (a)	22,050	1,216
			Yaskawa Electric Corp	5,000	43
Hong Kong Exchanges and Clearing Ltd	15,514	263	Yokogawa Electric Corp	5,400	51
ICAP PLC	76,354	493			$ 5,687
IG Group Holdings PLC	46,000	343
Investec PLC	12,184	74	Engineering & Construction - 0.68%
London Stock Exchange Group PLC	3,617	52	ABB Ltd (a)	36,939	696
Macquarie Group Ltd	38,905	1,001	Acciona SA	636	60
Mitsubishi UFJ Lease & Finance Co Ltd	12,520	485	ACS Actividades de Construccion y Servicios	3,364	127
Nomura Holdings Inc	52,300	199	SA
Old Mutual PLC	103,262	181	Aeroports de Paris	742	58
ORIX Corp	16,610	1,450	Aker Solutions ASA	48,700	560
Schroders PLC	2,876	66	Auckland International Airport Ltd	22,801	43
Shinhan Financial Group Co Ltd	261,216	10,406	Balfour Beatty PLC	16,685	67
		$ 16,473	Bouygues SA	3,907	146
			Chiyoda Corp	55,000	633
Electric - 2.07%			Ferrovial SA	10,455	133
A2A SpA	26,048	36	Fomento de Construcciones y Contratas SA	1,209	31
AGL Energy Ltd	11,626	175	Fraport AG Frankfurt Airport Services	873	55
Chubu Electric Power Co Inc	64,100	1,172	Worldwide
CLP Holdings Ltd	31,663	282	JGC Corp	5,000	141
E.ON AG	75,923	1,831	Kajima Corp	19,000	61
EDF SA	4,218	126	Kinden Corp	3,000	25
EDP - Energias de Portugal SA	45,337	142	Leighton Holdings Ltd	3,571	81
Electric Power Development Co Ltd	2,700	67	MAp Group	550,765	1,965
Enel SpA	262,578	1,239	Obayashi Corp	138,000	634
Fortum OYJ	7,330	178	SembCorp Industries Ltd	23,000	76
GDF Suez	465,843	13,124	Shimizu Corp	13,000	56
Hokkaido Electric Power Co Inc	4,500	56	Skanska AB	10,019	164
Hokuriku Electric Power Co	4,400	70	Taisei Corp	24,000	64
Iberdrola SA	67,934	492	Vinci SA	34,415	1,688
International Power PLC	271,890	1,474	WorleyParsons Ltd	21,543	625
Kansai Electric Power Co Inc/The	11,300	167			$ 8,189
Kyushu Electric Power Co Inc	10,200	135
Origin Energy Ltd	111,811	1,685	Entertainment - 0.05%
Power Assets Holdings Ltd	178,500	1,357	OPAP SA	5,304	61
Public Power Corp SA	3,227	28	Sankyo Co Ltd	1,300	68
Red Electrica Corporacion SA	2,710	131	TABCORP Holdings Ltd	16,685	51
RWE AG	7,030	300	Tatts Group Ltd	32,048	78
Shikoku Electric Power Co Inc	4,600	118	William Hill PLC	99,900	347
SP AusNet	35,888	37			$ 605
SSE PLC	14,017	303
Tohoku Electric Power Co Inc	10,700	118	Food - 3.67%
Tokyo Electric Power Co Inc/The	36,452	134	Ajinomoto Co Inc	11,000	123
Verbund AG	4,752	138	Aryzta AG	2,099	101
		$ 25,115	Associated British Foods PLC	9,069	161
			Carrefour SA	8,860	234
Electrical Components & Equipment - 1.15%			Casino Guichard Perrachon SA	1,385	130
Bekaert SA	981	43	Danone	47,530	3,295
Brother Industries Ltd	5,600	73	Delhaize Group SA	2,585	169
Casio Computer Co Ltd	6,000	37	Distribuidora Internacional de Alimentacion	75,400	345
Furukawa Electric Co Ltd	16,000	45	SA (a)
Hitachi Ltd	201,000	1,077	J Sainsbury PLC	31,529	151
Legrand SA	3,355	119	Kerry Group PLC	3,574	133
Mitsubishi Electric Corp	85,000	786	Kesko OYJ	1,675	59
Nidec Corp	1,600	131	Koninklijke Ahold NV	21,987	281
Schneider Electric SA	195,666	11,490	Metcash Ltd	18,222	80
Ushio Inc	2,600	38	Nestle SA	503,009	29,093
Vestas Wind Systems A/S (a)	5,134	80	Nippon Meat Packers Inc	4,000	50
		$ 13,919	Olam International Ltd	28,000	56
			Parmalat SpA	8,848	20
Electronics - 0.47%			Suedzucker AG	1,573	46
Advantest Corp	3,900	45	Tesco PLC	152,317	982
Hamamatsu Photonics KK	1,700	65	Toyo Suisan Kaisha Ltd	9,000	230
Hirose Electric Co Ltd	3,300	316	Unilever NV	142,928	4,934
Hoya Corp	36,300	793	Unilever PLC	89,888	3,013

See accompanying notes

301

Schedule of Investments
International Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Food (continued)			Home Builders (continued)
WM Morrison Supermarkets PLC	45,434	$ 220	Sekisui Chemical Co Ltd	1,108,000	$ 8,695
Woolworths Ltd	18,302	457	Sekisui House Ltd	97,000	868
Yamazaki Baking Co Ltd	3,000	40			$ 9,713

		$ 44,403	Home Furnishings - 1.33%
Food Service - 0.02%			Matsushita Electric Industrial Co Ltd	56,600	572
Compass Group PLC	31,865	289	Samsung Electronics Co Ltd	17,516	15,079
			Sharp Corp/Japan	15,000	138

Forest Products & Paper - 0.04%			Sony Corp	16,600	347
Nippon Paper Group Inc	2,500	57			$ 16,136
OJI Paper Co Ltd	19,000	94	Insurance - 4.63%
Stora Enso OYJ	13,820	88	Admiral Group PLC	4,780	90
Svenska Cellulosa AB	9,946	145	Aegon NV (a)	323,550	1,543
UPM-Kymmene OYJ	13,516	158	Ageas	275,600	552
		$ 542	AIA Group Ltd	418,600	1,280
			Allianz SE	28,938	3,219
Gas - 0.39%			AMP Ltd	41,696	186
Centrica PLC	77,544	369
Enagas SA	4,254	84	Assicurazioni Generali SpA	17,656	316
			Aviva PLC	274,710	1,499
Gas Natural SDG SA	51,886	964	AXA SA	799,644	12,861
Hong Kong & China Gas Co Ltd	79,290	179
National Grid PLC	267,090	2,655	Baloise Holding AG	1,187	97
			CNP Assurances	3,736	57
Osaka Gas Co Ltd	32,000	121	Dai-ichi Life Insurance Co Ltd/The	158	180
Snam Rete Gas SpA	27,170	133
Tokyo Gas Co Ltd	38,000	164	Gjensidige Forsikring ASA	5,008	55
			Hannover Rueckversicherung AG	1,432	70
		$ 4,669	ING Groep NV (a)	1,546,951	13,337
Hand & Machine Tools - 0.24%			Legal & General Group PLC	110,246	194
Fuji Electric Co Ltd	14,000	41	Mapfre SA	17,889	65
Makita Corp	15,700	586	MS&AD Insurance Group Holdings	7,960	156
Sandvik AB	16,998	234	Muenchener Rueckversicherungs AG	2,850	382
Schindler Holding AG - PC	9,464	1,108	NKSJ Holdings Inc	27,300	546
Schindler Holding AG - REG	548	64	Prudential PLC	1,174,604	12,133
SMC Corp/Japan	5,900	918	QBE Insurance Group Ltd	36,519	562
		$ 2,951	RSA Insurance Group PLC	87,220	156
			Sampo OYJ	52,873	1,453
Healthcare - Products - 1.19%			SCOR SE	4,231	99
Cie Generale d'Optique Essilor International	144,020	10,409	Sony Financial Holdings Inc	44,500	740
SA			Standard Life PLC	41,707	144
Coloplast A/S	572	83	Storebrand ASA	167,900	1,026
Elekta AB	37,800	1,510	Suncorp Group Ltd	153,301	1,376
Fresenius SE & Co KGaA	2,010	197	Swiss Life Holding AG (a)	761	93
Getinge AB	5,044	131	Swiss Re AG (a)	5,235	286
Luxottica Group SpA	3,029	89	T&D Holdings Inc	38,200	379
Smith & Nephew PLC	56,627	519	Tokio Marine Holdings Inc	12,566	300
Synthes Inc (b)	1,219	204
			Vienna Insurance Group AG Wiener	959	40
Terumo Corp	12,500	635	Versicherung Gruppe
William Demant Holding A/S (a)	8,425	667	Zurich Financial Services (a)	2,720	627
		$ 14,444			$ 56,099

Healthcare - Services - 0.04%			Internet - 1.43%
Fresenius Medical Care AG & Co KGaA	3,503	255	Baidu Inc/China ADR(a)	87,222	12,227
Ramsay Health Care Ltd	3,120	61	CyberAgent Inc	195	657
Sonic Healthcare Ltd	9,241	107	Dena Co Ltd	13,200	570
		$ 423	Gree Inc	28,000	903
Holding Companies - Diversified - 3.89%			Iliad SA	8,391	980
Exor SpA	1,612	35	Rakuten Inc	1,187	1,302
GEA Group AG	463,473	12,709	Start Today Co Ltd	22,400	474
Groupe Bruxelles Lambert SA	2,097	161	Trend Micro Inc	2,400	86
Hutchison Whampoa Ltd	153,000	1,399	United Internet AG	2,863	56
Jardine Strategic Holdings Ltd	491,740	14,418			$ 17,255
Keppel Corp Ltd	108,400	812	Investment Companies - 0.19%
LVMH Moet Hennessy Louis Vuitton SA	88,227	14,623	Cheung Kong Infrastructure Holdings Ltd	139,000	745
Noble Group Ltd	596,090	728	Hutchison Port Holdings Trust	127,000	84
NWS Holdings Ltd	32,000	49	Investor AB	8,508	166
Swire Pacific Ltd	85,000	982	Israel Corp Ltd/The	55	40
Wendel SA	822	61	Kinnevik Investment AB	5,157	108
Wharf Holdings Ltd	217,000	1,154	Pargesa Holding SA	687	54
		$ 47,131	Resolution Ltd	257,742	1,134
Home Builders - 0.80%					$ 2,331
Daiwa House Industry Co Ltd	12,000	150

See accompanying notes

302

Schedule of Investments
International Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Iron & Steel - 1.41%			Metal Fabrication & Hardware - 0.15%
ArcelorMittal	12,706	$ 263	Assa Abloy AB	42,627	$ 1,035
Atlas Iron Ltd	4,090,496	13,267	NSK Ltd	64,000	484
Daido Steel Co Ltd	6,000	36	NTN Corp	11,000	49
Fortescue Metals Group Ltd	274,327	1,378	Sims Metal Management Ltd	4,124	59
Hitachi Metals Ltd	34,000	386	SKF AB	6,570	146
JFE Holdings Inc	8,000	152	Vallourec SA	1,636	99
Kobe Steel Ltd	59,000	99			$ 1,872
Nippon Steel Corp	87,000	227
Nisshin Steel Co Ltd	17,000	27	Mining - 5.41%
Sumitomo Metal Industries Ltd	58,000	109	Anglo American PLC	75,636	2,773
ThyssenKrupp AG	36,605	1,048	Antofagasta PLC	9,938	185
Voestalpine AG	2,610	90	BHP Billiton Ltd	145,133	5,681
		$ 17,082	BHP Billiton PLC	110,186	3,469
			Boliden AB	6,498	92
Leisure Products & Services - 0.04%			Eramet	133	21
Sega Sammy Holdings Inc	5,500	120	Eurasian Natural Resources Corp PLC	6,118	64
Shimano Inc	6,400	316	Fresnillo PLC	4,519	123
Yamaha Corp	3,700	37	Iluka Resources Ltd	10,552	175
		$ 473	Kazakhmys PLC	5,086	75
			Medusa Mining Ltd	60,672	427
Lodging - 0.19%			Mitsubishi Materials Corp	26,000	69
City Developments Ltd	13,000	112	Newcrest Mining Ltd	441,006	15,586
Crown Ltd	10,740	90	Norsk Hydro ASA	24,201	125
Echo Entertainment Group Ltd (a)	16,685	65
Galaxy Entertainment Group Ltd (a)	31,000	63	Orica Ltd	6,072	165
Genting Singapore PLC (a)	92,200	126	Randgold Resources Ltd	1,370	150
			Rio Tinto Ltd	7,285	523
Intercontinental Hotels Group PLC	7,042	130	Rio Tinto PLC	282,894	15,305
Sands China Ltd (a)	510,600	1,535
			Sumitomo Metal Mining Co Ltd	9,000	124
SJM Holdings Ltd	37,000	63	Umicore SA	49,237	2,106
Sky City Entertainment Group Ltd	14,423	41	Vedanta Resources PLC	2,980	61
Wynn Macau Ltd	36,800	103	Xstrata PLC	1,090,223	18,159
		$ 2,328			$ 65,458

Machinery - Construction & Mining - 0.07%			Miscellaneous Manufacturing - 0.53%
Atlas Copco AB - A Shares	11,319	246	Alfa Laval AB	8,021	149
Atlas Copco AB - B Shares	9,834	191	FUJIFILM Holdings Corp	21,900	536
Hitachi Construction Machinery Co Ltd	2,400	46	Nikon Corp	25,100	562
Komatsu Ltd	15,800	391	Orkla ASA	19,645	170
		$ 874	Siemens AG	44,351	4,649
Machinery - Diversified - 2.86%			Smiths Group PLC	9,884	152
Alstom SA	38,660	1,439	Sulzer AG	600	70
Amada Co Ltd	9,000	60	Wartsila OYJ	3,748	114
FANUC Corp	118,900	19,225			$ 6,402
IHI Corp	31,000	71	Office & Business Equipment - 0.21%
Kawasaki Heavy Industries Ltd	33,000	84	Canon Inc	52,400	2,379
Kone OYJ	2,624	145	Neopost SA	842	64
Kubota Corp	54,000	445	Seiko Epson Corp	3,100	41
MAN SE	1,649	145			$ 2,484
Metso OYJ	323,067	12,497
Mitsubishi Heavy Industries Ltd	50,000	204	Oil & Gas - 7.38%
Nabtesco Corp	2,200	48	BG Group PLC	957,064	20,753
Sumitomo Heavy Industries Ltd	13,000	74	BP PLC	494,787	3,641
Weir Group PLC/The	5,007	153	Caltex Australia Ltd	3,207	45
Zardoya Otis SA	3,814	51	Cosmo Oil Co Ltd	13,000	33
		$ 34,641	ENI SpA	103,118	2,279
			Galp Energia SGPS SA	67,768	1,394
Media - 1.13%			Idemitsu Kosan Co Ltd	500	47
British Sky Broadcasting Group PLC	116,191	1,310	Inpex Corp	152	1,003
Fairfax Media Ltd	50,285	49	Japan Petroleum Exploration Co	700	28
ITV PLC (a)	548,468	562
			JX Holdings Inc	41,620	242
Jupiter Telecommunications Co Ltd	44	43	Oil Search Ltd	104,846	715
Kabel Deutschland Holding AG (a)	156,721	8,889
			Petroleo Brasileiro SA ADR	457,129	12,347
Metropole Television SA	1,531	26	Repsol YPF SA	39,820	1,199
Pearson PLC	46,653	857	Royal Dutch Shell PLC - A Shares	205,114	7,266
Reed Elsevier NV	80,860	993	Royal Dutch Shell PLC - B Shares	130,839	4,694
Reed Elsevier PLC	21,178	181	Santos Ltd	19,818	268
Singapore Press Holdings Ltd	36,000	111	Seadrill Ltd	5,675	186
Societe Television Francaise 1	2,788	38	Showa Shell Sekiyu KK	4,600	33
UBM PLC	56,000	456	Statoil ASA	559,270	14,191
Wolters Kluwer NV	7,527	133	Suncor Energy Inc	432,679	13,782
		$ 13,648	TonenGeneral Sekiyu KK	7,000	79

See accompanying notes

303

Schedule of Investments International Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Real Estate (continued)
Total SA	36,675	$ 1,914	Wheelock & Co Ltd	21,000	$ 62
Transocean Ltd/Switzerland	43,495	2,458			$ 17,810
Tullow Oil PLC	13,123	295
Woodside Petroleum Ltd	10,871	414	REITS - 0.53%
		$ 89,306	Ascendas Real Estate Investment Trust	46,000	75
			British Land Co PLC	100,993	826
Oil & Gas Services - 1.48%			Capital Shopping Centres Group PLC	76,514	404
Amec PLC	965,588	14,310	Corio NV	1,482	75
Saipem SpA	77,074	3,444	Dexus Property Group	125,786	112
Technip SA	1,455	137	Fonciere Des Regions	688	51
		$ 17,891	Gecina SA	463	46
			GPT Group	44,167	146
Packaging & Containers - 0.03%			Hammerson PLC	17,139	112
Amcor Ltd/Australia	21,016	154	Japan Prime Realty Investment Corp	16	38
Rexam PLC	22,324	123	Japan Retail Fund Investment Corp	38	59
Toyo Seikan Kaisha Ltd	3,800	58	Klepierre	2,655	83
		$ 335	Land Securities Group PLC	14,243	156
Pharmaceuticals - 6.78%			Link REIT/The	38,000	131
Alfresa Holdings Corp	900	34	Nippon Building Fund Inc	13	126
Astellas Pharma Inc	38,300	1,401	Nomura Real Estate Office Fund Inc	6	32
AstraZeneca PLC	25,362	1,218	Segro PLC	19,275	75
Chugai Pharmaceutical Co Ltd	5,700	89	Stockland	42,206	139
Daiichi Sankyo Co Ltd	11,200	218	Unibail-Rodamco SE	8,869	1,763
Dainippon Sumitomo Pharma Co Ltd	3,800	42	Westfield Group	234,273	1,886
Eisai Co Ltd	4,100	163	Westfield Retail Trust	43,654	116
GlaxoSmithKline PLC	1,084,022	24,329			$ 6,451
Hisamitsu Pharmaceutical Co Inc	1,500	60	Retail - 3.44%
Miraca Holdings Inc	1,300	50	ABC-Mart Inc	16,200	634
Novartis AG	307,810	17,340	Aeon Co Ltd	10,300	135
Novo Nordisk A/S	33,936	3,602	Autogrill SpA	2,885	33
Ono Pharmaceutical Co Ltd	2,100	110	Carphone Warehouse Group PLC	168,150	946
Orion OYJ	2,208	46	Cie Financiere Richemont SA	41,402	2,358
Otsuka Holdings Co Ltd	4,300	110	Citizen Holdings Co Ltd	6,700	36
Roche Holding AG	124,242	20,384	FamilyMart Co Ltd	1,600	63
Rohto Pharmaceutical Co Ltd	43,000	495	Fast Retailing Co Ltd	800	144
Sanofi-Aventis SA	79,431	5,682	Harvey Norman Holdings Ltd	13,521	31
Santen Pharmaceutical Co Ltd	1,700	63	Hennes & Mauritz AB	15,121	500
Shionogi & Co Ltd	7,100	97	Inditex SA	23,882	2,168
Shire PLC	113,153	3,551	Kingfisher PLC	3,094,082	12,819
Taisho Pharmaceutical Holdings Co Ltd	900	63	Lawson Inc	9,200	518
Takeda Pharmaceutical Co Ltd	50,600	2,281	Lifestyle International Holdings Ltd	178,500	478
Teva Pharmaceutical Industries Ltd	15,378	627	Marks & Spencer Group PLC	26,698	138
Tsumura & Co	1,300	37	Marui Group Co Ltd	5,800	45
		$ 82,092	Next PLC	11,288	462
Real Estate - 1.47%			Nitori Holdings Co Ltd	950	91
Aeon Mall Co Ltd	2,000	46	PPR	11,181	1,735
CapitaLand Ltd	65,000	140	Seven & I Holdings Co Ltd	579,100	15,453
Cheung Kong Holdings Ltd	112,000	1,388	Shimamura Co Ltd	600	60
Daito Trust Construction Co Ltd	1,300	115	Swatch Group AG/The - BR	523	220
Fraser and Neave Ltd	23,000	112	Swatch Group AG/The - REG	1,031	76
Hang Lung Group Ltd	22,000	134	Takashimaya Co Ltd	7,000	50
Hang Lung Properties Ltd	44,000	160	USS Co Ltd	550	45
Henderson Land Development Co Ltd	155,000	847	Wesfarmers Ltd	53,496	1,815
Hopewell Holdings Ltd	14,500	38	Wesfarmers Ltd - PPS	3,608	124
IMMOFINANZ AG	23,924	79	Whitbread PLC	4,510	120
Keppel Land Ltd	18,000	40	Yamada Denki Co Ltd	4,550	327
Kerry Properties Ltd	18,000	66			$ 41,624
Lend Lease Group	13,793	112	Semiconductors - 0.26%
Mitsubishi Estate Co Ltd	84,000	1,423	ARM Holdings PLC	93,356	876
Mitsui Fudosan Co Ltd	68,000	1,131	ASML Holding NV	20,903	877
New World Development Co Ltd	60,000	63	Elpida Memory Inc (a)	54,900	342
New World Development Co Ltd - Rights	30,000	10	Infineon Technologies AG	20,325	183
(a),(c),(d)
			Rohm Co Ltd	2,500	127
Nomura Real Estate Holdings Inc	2,400	39	Sumco Corp	2,900	29
NTT Urban Development Corp	29	20	Tokyo Electron Ltd	13,800	734
Sino Land Co Ltd	61,243	97			$ 3,168
Sumitomo Realty & Development Co Ltd	6,244	129
Sun Hung Kai Properties Ltd	833,658	11,478	Shipbuilding - 0.01%
Tokyu Land Corp	10,000	42	Mitsui Engineering & Shipbuilding Co Ltd	16,000	25
UOL Group Ltd	11,000	39	SembCorp Marine Ltd	19,000	63

See accompanying notes

304

Schedule of Investments International Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Shipbuilding (continued)			Transportation (continued)
Yangzijiang Shipbuilding Holdings Ltd	47,000	$ 35	Central Japan Railway Co	24	$ 204
		$ 123	ComfortDelGro Corp Ltd	44,000	49
			Deutsche Post AG	14,265	216
Software - 2.60%			DSV A/S	5,165	103
Amadeus IT Holding SA	7,406	140	East Japan Railway Co	5,600	339
Check Point Software Technologies Ltd (a)	237,420	13,683
			Kawasaki Kisen Kaisha Ltd	16,000	33
Dassault Systemes SA	1,539	129	Keisei Electric Railway Co Ltd	7,000	47
Konami Corp	2,200	72	Koninklijke Vopak NV	1,827	94
Nomura Research Institute Ltd	2,500	56	Kuehne + Nagel International AG	14,153	1,754
Oracle Corp Japan	1,000	34	Mitsui OSK Lines Ltd	28,000	108
Sage Group PLC	33,096	148	MTR Corp	36,000	116
SAP AG	284,765	17,219	Nippon Express Co Ltd	19,000	73
Square Enix Holdings Co Ltd	1,600	30	Nippon Yusen KK	36,000	91
		$ 31,511	Orient Overseas International Ltd	5,000	23
Telecommunications - 5.03%			PostNL NV	8,622	44
Alcatel-Lucent/France (a)	244,540	676	QR National Ltd	40,574	140
Belgacom SA	3,954	120	Tokyu Corp	136,000	656
Bezeq The Israeli Telecommunication Corp	44,258	93	Toll Holdings Ltd	16,188	82
Ltd			West Japan Railway Co	2,900	123
BT Group PLC	420,776	1,269	Yamato Holdings Co Ltd	6,700	111
China Mobile Ltd	1,266,500	12,037			$ 4,743
Deutsche Telekom AG	197,461	2,509	Water - 1.82%
Elisa OYJ	3,227	68	Suez Environnement Co	6,533	102
Eutelsat Communications SA	2,353	97	United Utilities Group PLC	1,519,857	14,816
Foxconn International Holdings Ltd (a)	55,000	37
			Veolia Environnement	501,976	7,108
France Telecom SA	27,425	493			$ 22,026
Inmarsat PLC	11,638	88	TOTAL COMMON STOCKS		$ 1,160,264
KDDI Corp	208	1,524
Koninklijke KPN NV	27,162	356	PREFERRED STOCKS - 0.38%	Shares Held	Value (000's)
Millicom International Cellular SA	1,431	158	Automobile Manufacturers - 0.30%
Mobistar SA	751	43	Bayerische Motoren Werke AG	1,240	68
NICE Systems Ltd (a)	1,518	54	Porsche Automobil Holding SE	2,605	152
Nippon Telegraph & Telephone Corp	38,100	1,954	Volkswagen AG	19,336	3,367
Nokia OYJ	55,392	373			$ 3,587
NTT DoCoMo Inc	483	857
PCCW Ltd	94,000	38	Consumer Products - 0.01%
SES SA	5,047	129	Henkel AG & Co KGaA	2,694	160
Singapore Telecommunications Ltd	571,000	1,444
Softbank Corp	55,405	1,798	Electric - 0.00%
StarHub Ltd	14,000	31	RWE AG	977	36
Swisscom AG	5,464	2,201
TalkTalk Telecom Group PLC	293,300	611
TDC A/S	9,297	76	Media - 0.07%
Tele2 AB	7,990	168	ProSiebenSat.1 Media AG	37,900	808
Telecom Corp of New Zealand Ltd	6,952,421	14,194
Telecom Italia SpA	936,036	1,164	TOTAL PREFERRED STOCKS		$ 4,591
Telecom Italia SpA - RSP	300,700	316		Maturity
Telefonaktiebolaget LM Ericsson	245,517	2,559	REPURCHASE AGREEMENTS - 2.83%	Amount (000's)	Value (000's)
Telefonica SA	62,108	1,320	Banks - 2.83%
Telenor ASA	150,659	2,684	Investment in Joint Trading Account; Credit	$ 10,287 $	10,287
TeliaSonera AB	39,931	278	Suisse Repurchase Agreement; 0.08%
Telstra Corp Ltd	350,893	1,139	dated 10/31/11 maturing 11/01/11
Vivendi SA	21,996	492	(collateralized by US Government
Vodafone Group PLC	2,671,596	7,418	Securities; $10,492,720; 0.00%; dated
		$ 60,866	05/15/12 - 08/15/35)
Textiles - 0.05%			Investment in Joint Trading Account; Deutsche	12,344	12,344
Teijin Ltd	22,000	77	Bank Repurchase Agreement; 0.10% dated
Toray Industries Inc	82,000	583	10/31/11 maturing 11/01/11 (collateralized
		$ 660	by US Government Securities;
			$12,591,265; 0.00% - 0.05%; dated
Toys, Games & Hobbies - 0.05%			12/21/11 - 10/15/29)
Namco Bandai Holdings Inc	4,900	71
Nintendo Co Ltd	1,500	226
Sanrio Co Ltd	6,700	331
		$ 628

Transportation - 0.39%
AP Moller - Maersk A/S - A shares	13	84
AP Moller - Maersk A/S - B shares	21	142
Asciano Ltd	69,510	111

See accompanying notes

305

Schedule of Investments
International Fund I
October 31, 2011

Portfolio Summary (unaudited)

REPURCHASE AGREEMENTS	Maturity		Country			Percent
(continued)	Amount (000's)	Value (000's)	United Kingdom			18 .88%
			Japan			14 .31%
Banks (continued)			France			11 .39%
Investment in Joint Trading Account; Merrill	$ 11,582	$ 11,582	Switzerland			9 .44%
Lynch Repurchase Agreement; 0.09%			Germany			6 .03%
dated 10/31/11 maturing 11/01/11			Australia			5 .68%
(collateralized by US Government			Hong Kong			4 .19%
Securities; $11,813,376; 0.00% - 8.13%;			Netherlands			3 .17%
dated 11/25/11 - 09/15/60)			United States			2 .85%
		$ 34,213	Korea, Republic Of			2 .83%
TOTAL REPURCHASE AGREEMENTS		$ 34,213	Norway			2 .52%
Total Investments		$ 1,199,068	Canada			2 .11%
Other Assets in Excess of Liabilities, Net - 0.97%		$ 11,774	Belgium			1 .91%
TOTAL NET ASSETS - 100.00%		$ 1,210,842	Brazil			1 .78%
			China			1 .58%
			Singapore			1 .47%
(a) Non-Income Producing Security			Israel			1 .28%
(b)	Security exempt from registration under Rule 144A of the Securities Act of		Finland			1 .27%
1933. These securities may be resold in transactions exempt from			New Zealand			1 .18%
registration, normally to qualified institutional buyers. Unless otherwise			Spain			1 .03%
indicated, these securities are not considered illiquid. At the end of the			Italy			0 .96%
period, the value of these securities totaled $204 or 0.02% of net assets.			Russian Federation			0 .88%
(c) Security is Illiquid			Sweden			0 .78%
(d)	Market value is determined in accordance with procedures established in		Denmark			0 .53%
good faith by the Board of Directors. At the end of the period, the value of			Ireland			0 .45%
these securities totaled $10 or 0.00% of net assets.			Portugal			0 .13%
			Macao			0 .13%
			Guernsey			0 .09%
			Papua New Guinea			0 .06%
Unrealized Appreciation (Depreciation)			Austria			0 .04%
The net federal income tax unrealized appreciation (depreciation) and federal tax			Luxembourg			0 .04%
cost of investments held as of the period end were as follows:			Bermuda			0 .02%
			Jersey, Channel Islands			0 .01%
Unrealized Appreciation		$ 97,502	Mexico			0 .01%
Unrealized Depreciation		(126,097)	Cyprus			0 .00%
Net Unrealized Appreciation (Depreciation)		$ (28,595)	Greece			0 .00%
Cost for federal income tax purposes		$ 1,227,663	Other Assets in Excess of Liabilities, Net			0 .97%

All dollar amounts are shown in thousands (000's)			TOTAL NET ASSETS			100.00%

Futures Contracts

Unrealized
Type	Long/Short Contracts			Notional Value	Market Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2011	Long		426 $	29,632 $	31,543	$ 1,911
S&P 500 Emini; December 2011	Long		225	13,353	14,055	702
$ 2,613

All dollar amounts are shown in thousands (000's)

See accompanying notes

306

Schedule of Investments International Value Fund I

October 31, 2011

COMMON STOCKS - 97.03%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.03%			Banks (continued)
WPP PLC	37,620	$ 389	BNP Paribas	200,495	$ 8,953
			BOC Hong Kong Holdings Ltd	99,000	235
			Chiba Bank Ltd/The	34,000	208
Aerospace & Defense - 3.31%			Commerzbank AG (a)	95,748	234
BAE Systems PLC	102,208	453	Commonwealth Bank of Australia	51,973	2,670
Finmeccanica SpA	698,720	4,789	Credit Agricole SA	27,483	213

MTU Aero Engines Holding AG	292,059	19,558	Credit Suisse Group AG (a)	30,529	880
Rolls-Royce Holdings PLC (a)	1,751,096	19,711
			Danske Bank A/S (a)	638,233	8,726
Thales SA	4,176	148	DBS Group Holdings Ltd	57,989	566
		$ 44,659	Deutsche Bank AG	24,937	1,031
Agriculture - 5.94%			DnB NOR ASA	1,055,417	12,208
British American Tobacco PLC	454,361	20,833	Fukuoka Financial Group Inc	32,000	124
Imperial Tobacco Group PLC	525,200	19,131	Gunma Bank Ltd/The	17,000	87
KT&G Corp	283,528	17,736	Hachijuni Bank Ltd/The	17,000	94
Philip Morris International Inc	323,400	22,596	Hang Seng Bank Ltd	25,500	329
		$ 80,296	Hiroshima Bank Ltd/The	22,000	98
			Hokuhoku Financial Group Inc	52,000	97
Airlines - 1.57%			HSBC Holdings PLC	1,360,966	11,888
Air France-KLM (a)	361,015	2,742
			HSBC Holdings PLC	2,310,412	20,159
Cathay Pacific Airways Ltd	48,000	87	Intesa Sanpaolo SpA	322,108	569
Ryanair Holdings PLC ADR(a)	296,300	8,524	Israel Discount Bank Ltd (a)	31,852	53
Singapore Airlines Ltd	1,057,000	9,794	Iyo Bank Ltd/The	11,000	103
		$ 21,147	KBC Groep NV	6,490	144
Apparel - 1.16%			Mitsubishi UFJ Financial Group Inc	399,900	1,738
Billabong International Ltd	1,343,740	6,003	Mizrahi Tefahot Bank Ltd	5,393	46
Yue Yuen Industrial Holdings Ltd	3,400,500	9,684	Mizuho Financial Group Inc	610,300	854
		$ 15,687	National Australia Bank Ltd	74,346	1,986
			Natixis	35,159	111
Automobile Manufacturers - 2.40%			Nordea Bank AB	84,100	764
Daimler AG	17,596	894	Oversea-Chinese Banking Corp Ltd	37,846	253
Fiat SpA	32,081	197	Pohjola Bank PLC	5,653	65
Hino Motors Ltd	8,000	47	Raiffeisen Bank International AG	1,969	55
Honda Motor Co Ltd	431,900	12,915	Resona Holdings Inc	50,400	226
Isuzu Motors Ltd	52,000	220	Shinsei Bank Ltd	55,000	60
Nissan Motor Co Ltd	72,900	670	Shizuoka Bank Ltd/The	25,000	243
Renault SA	5,714	239	Skandinaviska Enskilda Banken AB	1,428,470	8,955
Toyota Motor Corp	518,000	17,198	Societe Generale SA	17,072	489
Volkswagen AG	416	65	Sumitomo Mitsui Financial Group Inc	42,500	1,188
		$ 32,445	Sumitomo Mitsui Trust Holdings Inc	98,070	336
			Svenska Handelsbanken AB	14,893	428
Automobile Parts & Equipment - 0.10%			UBS AG (a)	860,081	10,870
Aisin Seiki Co Ltd	8,400	266	UniCredit SpA	235,967	274
Denso Corp	14,300	440	United Overseas Bank Ltd	877,272	11,898
NHK Spring Co Ltd	4,000	36	Westpac Banking Corp	103,122	2,393
NOK Corp	4,300	73	Yamaguchi Financial Group Inc	9,000	80
Pirelli & C SpA	6,328	56
Sumitomo Electric Industries Ltd	10,800	120			$ 168,516
Sumitomo Rubber Industries Ltd	6,900	86	Beverages - 0.04%
Toyoda Gosei Co Ltd	2,600	46	Asahi Group Holdings Ltd	11,500	236
Toyota Boshoku Corp	2,600	31	Coca-Cola West Co Ltd	2,400	43
Toyota Industries Corp	7,900	222	Foster's Group Ltd	52,446	293
		$ 1,376			$ 572

Banks - 12.47%			Building Materials - 0.10%
Aozora Bank Ltd	24,000	61	Asahi Glass Co Ltd	30,000	263
Australia & New Zealand Banking Group Ltd	69,667	1,574	CRH PLC	18,796	339
Banca Carige SpA	26,670	52	HeidelbergCement AG	5,900	267
Banco Bilbao Vizcaya Argentaria SA	138,231	1,244	Holcim Ltd (a)	3,775	239
Banco Comercial Portugues SA (a)	132,272	28	Lafarge SA	6,172	250
Banco Espirito Santo SA	23,106	50	TOTO Ltd	6,000	50
Banco Santander SA	2,631,921	22,277			$ 1,408
Banco Santander SA - Rights (a)	269,822	47
Bangkok Bank PCL	1,566,500	7,938	Chemicals - 5.63%
Bank Hapoalim BM	46,625	181	Air Liquide SA	75,277	9,720
Bank Leumi Le-Israel BM	48,248	167	Akzo Nobel NV	326,032	17,143
Bank of Cyprus PLC	35,077	48	Arkema SA	780	53
Bank of East Asia Ltd	68,000	249	BASF SE	28,003	2,044
Bank of Kyoto Ltd/The	14,000	119	Bayer AG	140,060	8,924
Bank of Yokohama Ltd/The	54,000	247	Daicel Corp	11,000	62
Bankinter SA	8,790	54	Denki Kagaku Kogyo KK	19,000	72
			Givaudan SA (a)	13,214	12,018
Barclays PLC	6,838,822	21,199
			Kaneka Corp	12,000	64

See accompanying notes

307

Schedule of Investments
International Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Chemicals (continued)			Electric (continued)
Koninklijke DSM NV	4,904	$ 251	Public Power Corp SA	5,093	$ 43
Kuraray Co Ltd	4,900	69	RWE AG	12,494	532
Linde AG	106,947	16,942	SP AusNet	62,078	65
Mitsubishi Chemical Holdings Corp	43,000	261	SSE PLC	12,399	268
Mitsubishi Gas Chemical Co Inc	16,000	104	Tohoku Electric Power Co Inc	19,900	220
Mitsui Chemicals Inc	37,000	121	Tokyo Electric Power Co Inc/The	59,700	219
Shin-Etsu Chemical Co Ltd	151,500	7,781			$ 14,745
Showa Denko KK	60,000	109
Solvay SA	1,873	191	Electrical Components & Equipment - 1.85%
Tosoh Corp	22,000	72	Casio Computer Co Ltd	9,800	60
Ube Industries Ltd/Japan	41,000	120	Furukawa Electric Co Ltd	13,000	36
		$ 76,121	Hitachi Ltd	135,000	723
			Legrand SA	354,697	12,538
Commercial Services - 0.06%			Mabuchi Motor Co Ltd	217,700	9,542
Abertis Infraestructuras SA	7,817	128	Toshiba TEC Corp	569,600	2,099
Dai Nippon Printing Co Ltd	25,000	262			$ 24,998
Kamigumi Co Ltd	10,000	87
Securitas AB	12,815	117	Electronics - 1.13%
Toppan Printing Co Ltd	23,000	179	NEC Corp	115,000	256
		$ 773	Yokogawa Electric Corp	1,605,300	15,013
					$ 15,269
Computers - 0.69%
Fujitsu Ltd	56,000	299	Engineering & Construction - 2.99%
Gemalto NV	196,276	8,928	Acciona SA	373	35
Itochu Techno-Solutions Corp	800	35	ACS Actividades de Construccion y Servicios	6,232	236
Otsuka Corp	700	49	SA
TDK Corp	1,700	69	Auckland International Airport Ltd	24,749	47
		$ 9,380	Balfour Beatty PLC	1,945,760	7,850
			Bouygues SA	6,831	255
Cosmetics & Personal Care - 0.01%			Fomento de Construcciones y Contratas SA	2,084	54
Shiseido Co Ltd	9,600	176	Fraport AG Frankfurt Airport Services	526	33
			Worldwide
			JGC Corp	602,000	16,960
Distribution & Wholesale - 3.80%			Kajima Corp	35,000	112
ITOCHU Corp	1,582,100	15,648
Jardine Cycle & Carriage Ltd	609,100	21,896	Kinden Corp	5,000	41
Marubeni Corp	36,000	209	MAp Group	5,727	20
Mitsubishi Corp	27,100	557	Obayashi Corp	27,000	124
			SembCorp Industries Ltd	488,000	1,609
Mitsui & Co Ltd	51,300	749	Skanska AB	17,601	287
Sumitomo Corp	983,100	12,172
Toyota Tsusho Corp	8,700	137	Taisei Corp	44,000	118
			Tecnicas Reunidas SA	179,577	7,226
		$ 51,368	Vinci SA	109,039	5,347
Diversified Financial Services - 0.11%					$ 40,354
Aeon Credit Service Co Ltd	3,200	48
ASX Ltd	7,033	226	Entertainment - 0.96%
			OPAP SA	576,508	6,659
Credit Saison Co Ltd	6,100	119	Sankyo Co Ltd	117,200	6,124
Investec PLC	21,278	129	TABCORP Holdings Ltd	28,747	89
Macquarie Group Ltd	9,175	236	Tatts Group Ltd	55,215	134
Mitsubishi UFJ Lease & Finance Co Ltd	2,360	91
Old Mutual PLC	173,650	305			$ 13,006
ORIX Corp	3,320	290	Food - 1.71%
		$ 1,444	Ajinomoto Co Inc	10,000	112
			Casino Guichard Perrachon SA	49,618	4,646
Electric - 1.09%			Dairy Crest Group PLC	1,049,643	5,821
A2A SpA	22,095	30
AGL Energy Ltd	19,032	287	Delhaize Group SA	4,220	276
			J Sainsbury PLC	53,634	257
Chubu Electric Power Co Inc	18,400	336	Metcash Ltd	31,395	137
CLP Holdings Ltd	57,000	508
Contact Energy Ltd (a)	14,131	64	Nestle SA	32,279	1,867
			Nippon Meat Packers Inc	7,000	87
E.ON AG	55,759	1,344	Nisshin Seifun Group Inc	8,000	98
EDF SA	7,441	223
EDP - Energias de Portugal SA	78,742	247	Tesco PLC	1,503,171	9,692
Electric Power Development Co Ltd	5,000	124	Toyo Suisan Kaisha Ltd	4,000	102
Enel SpA	203,804	961			$ 23,095
Fortum OYJ	13,466	328	Forest Products & Paper - 0.05%
GDF Suez	246,896	6,956	Nippon Paper Group Inc	4,300	98
Hokuriku Electric Power Co	2,500	40	OJI Paper Co Ltd	35,000	173
Iberdrola SA	119,510	865	Stora Enso OYJ	23,809	151
International Power PLC	40,886	222	Svenska Cellulosa AB	17,858	261
Kansai Electric Power Co Inc/The	22,700	335			$ 683
Kyushu Electric Power Co Inc	16,600	220
Power Assets Holdings Ltd	40,500	308

See accompanying notes

308

Schedule of Investments
International Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Gas - 3.15%			Investment Companies - 0.06%
Enagas SA	566,903	$ 11,147	BGP Holdings PLC (a),(b),(c)	738,711	$ —
Gas Natural SDG SA	14,199	264	Cheung Kong Infrastructure Holdings Ltd	19,000	102
National Grid PLC	1,358,962	13,511	Investor AB	13,706	268
Osaka Gas Co Ltd	58,000	220	Kinnevik Investment AB	4,767	99
Snam Rete Gas SpA	3,515,749	17,185	Pargesa Holding SA	382	30
Tokyo Gas Co Ltd	67,000	289	Resolution Ltd	60,920	268
		$ 42,616			$ 767

Hand & Machine Tools - 1.19%			Iron & Steel - 0.52%
Fuji Electric Co Ltd	11,000	32	APERAM	10,238	176
Mori Seiki Co Ltd	569,800	5,174	ArcelorMittal	264,923	5,493
SMC Corp/Japan	69,500	10,810	Daido Steel Co Ltd	11,000	67
		$ 16,016	JFE Holdings Inc	7,100	135
			Kobe Steel Ltd	54,000	90
Healthcare - Services - 0.01%			Nippon Steel Corp	162,000	423
Sonic Healthcare Ltd	15,103	175	Nisshin Steel Co Ltd	28,000	44
			OneSteel Ltd	55,832	71
Holding Companies - Diversified - 0.09%			SSAB AB - A Shares	4,477	43
Exor SpA	2,595	57	Sumitomo Metal Industries Ltd	106,000	199
Groupe Bruxelles Lambert SA	3,385	260	ThyssenKrupp AG	11,578	332
Hutchison Whampoa Ltd	31,000	283			$ 7,073
Industrivarden AB	1,813	23
NWS Holdings Ltd	53,000	80	Leisure Products & Services - 0.02%
			Sega Sammy Holdings Inc	9,400	204
Swire Pacific Ltd	22,500	260	Tui Travel PLC	21,110	58
Wendel SA	859	64
Wharf Holdings Ltd	31,000	165			$ 262
		$ 1,192	Lodging - 0.02%
			Crown Ltd	12,028	101
Home Builders - 0.91%			Echo Entertainment Group Ltd (a)	28,747	112
Brookfield Incorporacoes SA	3,009,700	11,728
Daiwa House Industry Co Ltd	20,000	250	Sky City Entertainment Group Ltd	8,696	25
Sekisui Chemical Co Ltd	18,000	141			$ 238
Sekisui House Ltd	25,000	224	Machinery - Diversified - 0.56%
		$ 12,343	Amada Co Ltd	1,119,000	7,424

Home Furnishings - 0.02%			Metso OYJ	3,347	129
Sharp Corp/Japan	29,000	267			$ 7,553
			Media - 1.70%
Insurance - 7.98%			Fairfax Media Ltd	86,636	84
Aegon NV (a)	51,893	248	Mediaset SpA	31,193	115
Allianz SE	12,213	1,359	Metropole Television SA	1,582	27
AMP Ltd	75,150	335	Pearson PLC	24,876	457
Assicurazioni Generali SpA	31,201	558	Reed Elsevier NV	1,755,995	21,564
Aviva PLC	1,885,414	10,286	Reed Elsevier PLC	33,159	284
AXA SA	681,702	10,964	Sanoma OYJ	3,278	44
Baloise Holding AG	2,025	165	Singapore Press Holdings Ltd	67,000	207
CNP Assurances	6,057	93	Wolters Kluwer NV	13,144	232
Gjensidige Forsikring ASA	8,156	89			$ 23,014
Hannover Rueckversicherung AG	2,469	122	Metal Fabrication & Hardware - 0.01%
Helvetia Holding AG	33,568	12,265	NTN Corp	20,000	88
ING Groep NV (a)	1,613,031	13,906
Legal & General Group PLC	177,247	312
Mapfre SA	33,127	121	Mining - 1.98%
MS&AD Insurance Group Holdings	15,250	299	Anglo American PLC	335,266	12,291
Muenchener Rueckversicherungs AG	93,491	12,520	Boliden AB	11,195	159
NKSJ Holdings Inc	10,000	200	Eurasian Natural Resources Corp PLC	596,733	6,285
Prudential PLC	81,446	841	Mitsubishi Materials Corp	45,000	120
QBE Insurance Group Ltd	29,400	453	OZ Minerals Ltd	14,253	171
RSA Insurance Group PLC	155,110	277	Rio Tinto PLC	139,555	7,550
Sampo OYJ	12,640	347	Sumitomo Metal Mining Co Ltd	8,000	110
SCOR SE	149,068	3,472			$ 26,686
Sony Financial Holdings Inc	1,018,700	16,946	Miscellaneous Manufacturing - 2.19%
Standard Life PLC	70,291	242	FUJIFILM Holdings Corp	13,900	340
Suncorp Group Ltd	44,083	396	Orkla ASA	1,221,964	10,593
Swiss Life Holding AG (a)	1,234	152
			Siemens AG	177,819	18,640
Vienna Insurance Group AG Wiener	1,555	65			$ 29,573
Versicherung Gruppe
Zurich Financial Services (a)	90,237	20,795	Office & Business Equipment - 1.23%
		$ 107,828	Canon Inc	360,800	16,380
			Neopost SA	1,419	108

See accompanying notes

309

Schedule of Investments
International Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Office & Business Equipment (continued)			REITS (continued)
Seiko Epson Corp	5,200	$ 68	Capital Shopping Centres Group PLC	23,429	$ 124
		$ 16,556	Corio NV	2,412	123
			Dexus Property Group	199,647	178
Oil & Gas - 6.06%			Fonciere Des Regions	1,119	82
BP PLC	4,309,837	31,715	Gecina SA	883	87
Caltex Australia Ltd	5,525	77	GPT Group	73,242	242
Cosmo Oil Co Ltd	25,000	62	Hammerson PLC	29,529	193
ENI SpA	499,029	11,031	Japan Prime Realty Investment Corp	28	67
Idemitsu Kosan Co Ltd	900	84	Japan Retail Fund Investment Corp	64	99
Inpex Corp	33	218	Land Securities Group PLC	24,576	269
Japan Petroleum Exploration Co	1,300	51	Link REIT/The	60,000	206
JX Holdings Inc	68,010	396	Nippon Building Fund Inc	22	212
Repsol YPF SA	10,603	319	Nomura Real Estate Office Fund Inc	11	59
Royal Dutch Shell PLC - A Shares	492,780	17,474	Segro PLC	30,738	120
Royal Dutch Shell PLC - A Shares	96,193	3,408	Stockland	63,763	211
Royal Dutch Shell PLC - B Shares	72,536	2,602	Unibail-Rodamco SE	1,428	284
Seadrill Ltd	8,788	289	Westfield Group	59,022	475
Showa Shell Sekiyu KK	7,900	57			$ 3,315
Statoil ASA	371,928	9,438
Total SA	83,546	4,359	Retail - 1.20%
Transocean Ltd/Switzerland	5,474	309	Aeon Co Ltd	19,700	258
		$ 81,889	Citizen Holdings Co Ltd	10,800	57
			Kingfisher PLC	70,281	291
Oil & Gas Services - 1.48%			Marks & Spencer Group PLC	47,124	243
Petrofac Ltd	371,868	8,542	Marui Group Co Ltd	9,400	73
Technip SA	121,177	11,458	PPR	2,274	353
		$ 20,000	Rallye SA	230,869	7,382
Packaging & Containers - 0.81%			Statoil Fuel & Retail ASA (a)	905,969	7,171
Amcor Ltd/Australia	36,924	270	Takashimaya Co Ltd	12,000	85
Rexam PLC	1,916,273	10,622	USS Co Ltd	900	74
Toyo Seikan Kaisha Ltd	6,300	96	Wesfarmers Ltd	173	6
		$ 10,988	Wesfarmers Ltd - PPS	6,684	229
					$ 16,222
Pharmaceuticals - 6.93%
Astellas Pharma Inc	13,200	483	Semiconductors - 1.28%
AstraZeneca PLC	48,023	2,306	Siliconware Precision Industries Co ADR	1,910,200	9,933
Daiichi Sankyo Co Ltd	20,400	396	Siliconware Precision Industries Co	1,314,000	1,349
Dainippon Sumitomo Pharma Co Ltd	4,200	46	Tokyo Electron Ltd	113,700	6,047
Eisai Co Ltd	7,600	301			$ 17,329
GlaxoSmithKline PLC	140,351	3,150	Shipbuilding - 1.23%
Novartis AG	684,619	38,568	Hyundai Heavy Industries Co Ltd	35,213	9,408
Ono Pharmaceutical Co Ltd	3,400	178	SembCorp Marine Ltd	2,161,000	7,167
Roche Holding AG	75,497	12,387			$ 16,575
Sanofi-Aventis SA	479,760	34,322
Taisho Pharmaceutical Holdings Co Ltd	700	49	Software - 1.84%
Takeda Pharmaceutical Co Ltd	23,500	1,059	Amadeus IT Holding SA	4,481	85
Teva Pharmaceutical Industries Ltd	9,644	393	Konami Corp	4,000	130
		$ 93,638	Sage Group PLC	3,062,192	13,657
			SAP AG	115,944	7,011
Real Estate - 0.16%			UBISOFT Entertainment (a)	670,461	4,016
CapitaLand Ltd	104,000	224			$ 24,899
CapitaMalls Asia Ltd	30,000	32
Cheung Kong Holdings Ltd	38,000	471	Telecommunications - 4.69%
Daito Trust Construction Co Ltd	1,100	98	Belgacom SA	6,694	202
Fraser and Neave Ltd	13,000	63	Bezeq The Israeli Telecommunication Corp	71,225	151
Hang Lung Group Ltd	36,000	219	Ltd
Hopewell Holdings Ltd	23,000	60	BT Group PLC	246,471	744
Keppel Land Ltd	19,000	42	Cable & Wireless Worldwide PLC	8,950,834	4,005
Kerry Properties Ltd	30,000	110	Deutsche Telekom AG	75,578	960
Lend Lease Group	22,746	185	Elisa OYJ	6,222	131
New World Development Co Ltd	104,000	110	France Telecom SA	49,223	885
New World Development Co Ltd - Rights	52,000	17	KDDI Corp	1,046	7,663
(a),(b),(c)			Koninklijke KPN NV	17,189	225
Nomura Real Estate Holdings Inc	3,800	61	Mobistar SA	795	45
Sino Land Co Ltd	107,756	170	NICE Systems Ltd (a)	852	30
Tokyu Land Corp	19,000	80	Nippon Telegraph & Telephone Corp	14,400	739
UOL Group Ltd	19,000	67	Nokia OYJ	99,421	669
Wheelock & Co Ltd	38,000	112	NTT DoCoMo Inc	460	817
		$ 2,121	PCCW Ltd	164,000	66
			Singapore Telecommunications Ltd	235,000	594
REITS - 0.25%			Swisscom AG	741	299
British Land Co PLC	34,774	284

See accompanying notes

310

Schedule of Investments
International Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)			(continued)	Amount (000's)	Value (000's)
Telecom Corp of New Zealand Ltd	78,611	$ 160	Banks (continued)
Telecom Italia SpA	298,000	371	Investment in Joint Trading Account; Merrill	$ 8,720	$ 8,720
Telefonaktiebolaget LM Ericsson	47,811	498	Lynch Repurchase Agreement; 0.09%
Telefonica SA	109,906	2,336	dated 10/31/11 maturing 11/01/11
Telenor ASA	16,418	292	(collateralized by US Government
TeliaSonera AB	67,998	473	Securities; $8,894,531; 0.00% - 8.13%;
Telstra Corp Ltd	117,182	380	dated 11/25/11 - 09/15/60)
Vivendi SA	39,772	889			$ 25,760
Vodafone Group PLC	14,310,958	39,737	TOTAL REPURCHASE AGREEMENTS		$ 25,760
		$ 63,361	Total Investments		$ 1,337,059
Textiles - 0.02%			Other Assets in Excess of Liabilities, Net - 1.05%		$ 14,132
Teijin Ltd	38,000	133	TOTAL NET ASSETS - 100.00%		$ 1,351,191
Toray Industries Inc	21,000	149
		$ 282	(a) Non-Income Producing Security
Toys, Games & Hobbies - 0.26%			(b) Security is Illiquid
Namco Bandai Holdings Inc	8,100	117	(c)	Market value is determined in accordance with procedures established in
Nintendo Co Ltd	22,700	3,425	good faith by the Board of Directors. At the end of the period, the value of
		$ 3,542	these securities totaled $17 or 0.00% of net assets.

Transportation - 1.96%
AP Moller - Maersk A/S - A shares	22	142
AP Moller - Maersk A/S - B shares	39	264	Unrealized Appreciation (Depreciation)
ComfortDelGro Corp Ltd	77,000	85	The net federal income tax unrealized appreciation (depreciation) and federal tax
Deutsche Post AG	796,918	12,088	cost of investments held as of the period end were as follows:
Kawasaki Kisen Kaisha Ltd	28,000	57
Keisei Electric Railway Co Ltd	11,000	74	Unrealized Appreciation		$ 133,150
Mitsui OSK Lines Ltd	50,000	193	Unrealized Depreciation		(149,016)
Nippon Express Co Ltd	35,000	135	Net Unrealized Appreciation (Depreciation)		$ (15,866)
Nippon Yusen KK	63,000	159	Cost for federal income tax purposes		$ 1,352,925
PostNL NV	1,564,779	7,923
TNT Express NV	574,794	4,877	All dollar amounts are shown in thousands (000's)
Toll Holdings Ltd	27,051	137
West Japan Railway Co	5,000	212	Portfolio Summary (unaudited)
Yamato Holdings Co Ltd	8,100	134	Country		Percent
		$ 26,480	United Kingdom		22 .67%
			Japan		16 .12%
Water - 0.02%			France		9 .82%
Suez Environnement Co	7,088	111	Switzerland		8 .20%
Veolia Environnement	14,660	208	Germany		7 .78%
		$ 319	Netherlands		7 .33%
TOTAL COMMON STOCKS		$ 1,311,114	Singapore		4 .03%
PREFERRED STOCKS - 0.01%	Shares Held	Value (000's)	United States		3 .58%
			Spain		3 .41%
Automobile Manufacturers - 0.01%			Norway		2 .95%
Porsche Automobil Holding SE	2,160	126	Italy		2 .68%
			Korea, Republic Of		2 .01%
Electric - 0.00%			Australia		1 .52%
RWE AG	1,590	59	Hong Kong		1 .04%
			Sweden		0 .91%
TOTAL PREFERRED STOCKS		$ 185	Brazil		0 .87%
	Maturity		Taiwan, Province Of China		0 .83%
REPURCHASE AGREEMENTS - 1.91%	Amount (000's)	Value (000's)	Denmark		0 .68%
			Ireland		0 .68%
Banks - 1.91%			Thailand		0 .59%
Investment in Joint Trading Account; Credit	$ 7,745	$ 7,746	Greece		0 .49%
Suisse Repurchase Agreement; 0.08%			Luxembourg		0 .42%
dated 10/31/11 maturing 11/01/11			Finland		0 .13%
(collateralized by US Government			Belgium		0 .08%
Securities; $7,900,183; 0.00%; dated			Israel		0 .06%
05/15/12 - 08/15/35)			Guernsey		0 .02%
Investment in Joint Trading Account; Deutsche	9,294	9,294	Portugal		0 .02%
Bank Repurchase Agreement; 0.10% dated			Bermuda		0 .02%
10/31/11 maturing 11/01/11 (collateralized			New Zealand		0 .01%
by US Government Securities; $9,480,220;			Austria		0 .00%
0.00% - 0.05%; dated 12/21/11 - 10/15/29)			Cyprus		0 .00%
			Other Assets in Excess of Liabilities, Net		1 .05%
			TOTAL NET ASSETS		100.00%

See accompanying notes

311

Schedule of Investments
International Value Fund I
October 31, 2011

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Euro	Bank of New York Mellon		12/21/2011	10,187,601 $	14,024	$ 14,089	$ (65)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
eMini MSCI EAFE; December 2011		Long	374 $	25,372	$ 27,693		$ 2,321
S&P 500 Emini; December 2011		Long	196	11,564		12,243	679
							$ 3,000
All dollar amounts are shown in thousands (000's)

See accompanying notes

312

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

COMMON STOCKS - 97.02%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.11%			Beverages (continued)
Interpublic Group of Cos Inc	16,762	$ 159	PepsiCo Inc	135,290	$ 8,517
Lamar Advertising Co (a)	3,600	81			$ 18,632
Omnicom Group Inc	19,016	846
		$ 1,086	Biotechnology - 0.95%
			Amgen Inc	41,129	2,355
Aerospace & Defense - 1.60%			Biogen Idec Inc (a)	10,760	1,252
Boeing Co/The	50,470	3,321	Celgene Corp (a)	22,760	1,476
General Dynamics Corp	8,764	563	Dendreon Corp (a)	13,300	145
Goodrich Corp	3,061	375	Gilead Sciences Inc (a)	42,970	1,790
L-3 Communications Holdings Inc	3,428	232	Human Genome Sciences Inc (a)	195,510	2,006
Lockheed Martin Corp	10,984	834	Life Technologies Corp (a)	8,772	357
Northrop Grumman Corp	6,419	371			$ 9,381
Orbital Sciences Corp (a)	373,218	5,770
Raytheon Co	15,004	663	Building Materials - 0.23%
United Technologies Corp	45,800	3,571	Masco Corp	235,541	2,261
		$ 15,700
			Chemicals - 2.82%
Agriculture - 2.10%			Air Products & Chemicals Inc	47,854	4,123
Altria Group Inc	76,804	2,116	Celanese Corp	119,660	5,211
Archer-Daniels-Midland Co	20,469	592
Lorillard Inc	3,618	400	CF Industries Holdings Inc	2,360	383
			Dow Chemical Co/The	39,198	1,093
Philip Morris International Inc	250,770	17,522	Eastman Chemical Co	4,688	184
		$ 20,630	Ecolab Inc	103,352	5,564
Airlines - 0.04%			EI du Pont de Nemours & Co	27,742	1,333
Southwest Airlines Co	44,499	380	FMC Corp	2,491	196
			International Flavors & Fragrances Inc	2,703	164
			LyondellBasell Industries NV	10,100	332
Apparel - 0.33%			Monsanto Co	27,952	2,034
Coach Inc	12,587	820	Mosaic Co/The	6,394	374
Nike Inc	17,492	1,685	Potash Corp of Saskatchewan Inc	75,355	3,567
Ralph Lauren Corp	1,979	314	PPG Industries Inc	12,308	1,063
VF Corp	2,916	403	Praxair Inc	14,007	1,424
		$ 3,222	Sherwin-Williams Co/The	4,300	356
Automobile Manufacturers - 0.18%			Sigma-Aldrich Corp	4,197	275
Ford Motor Co	100,932	1,179			$ 27,676
General Motors Co (a)	23,200	600
			Coal - 0.16%
		$ 1,779	Alpha Natural Resources Inc (a)	7,775	187
Automobile Parts & Equipment - 0.65%			Arch Coal Inc	8,500	155
Johnson Controls Inc	191,558	6,308	Consol Energy Inc	7,700	329
TRW Automotive Holdings Corp (a)	2,600	109	Peabody Energy Corp	19,930	864
		$ 6,417			$ 1,535

Banks - 6.13%			Commercial Services - 1.78%
Bank of America Corp	349,394	2,387	Apollo Group Inc (a)	4,237	200
Bank of New York Mellon Corp/The	30,406	647	Automatic Data Processing Inc	22,371	1,171
BB&T Corp	13,780	322	DeVry Inc	2,130	80
Capital One Financial Corp	11,243	513	Equifax Inc	4,360	153
Citigroup Inc	293,642	9,276	H&R Block Inc	23,670	362
Comerica Inc	109,866	2,807	Iron Mountain Inc	6,790	210
Fifth Third Bancorp	68,137	819	Mastercard Inc	5,643	1,960
First Horizon National Corp	37,008	259	Moody's Corp	280,350	9,950
Goldman Sachs Group Inc/The	22,077	2,419	Paychex Inc	14,424	420
JP Morgan Chase & Co	423,018	14,704	Robert Half International Inc	5,400	143
KeyCorp	27,763	196	RR Donnelley & Sons Co	6,188	101
M&T Bank Corp	7,454	567	SAIC Inc (a)	9,205	114
Morgan Stanley	79,975	1,410	Total System Services Inc	5,311	106
Northern Trust Corp	12,700	514	Visa Inc	18,477	1,723
PNC Financial Services Group Inc	24,982	1,342	Western Union Co/The	45,341	792
State Street Corp	23,479	948			$ 17,485
US Bancorp	92,852	2,376	Computers - 6.56%
Wells Fargo & Co	718,735	18,622	Accenture PLC - Class A	27,000	1,628
Zions Bancorporation	9,300	161	Apple Inc (a)	77,457	31,354
		$ 60,289	Cognizant Technology Solutions Corp (a)	6,172	449
Beverages - 1.90%			Computer Sciences Corp	4,500	142
Coca-Cola Co/The	127,546	8,714	Dell Inc (a)	109,940	1,738
Coca-Cola Enterprises Inc	10,722	287	EMC Corp/Massachusetts (a)	89,826	2,202
Constellation Brands Inc (a)	5,903	119	Hewlett-Packard Co	105,859	2,817
Dr Pepper Snapple Group Inc	7,633	286	IBM Corp	112,290	20,731
Molson Coors Brewing Co	16,742	709	Lexmark International Inc	2,690	85
			NetApp Inc (a)	67,155	2,750

See accompanying notes

313

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Electrical Components & Equipment (continued)
SanDisk Corp (a)	7,900	$ 400	Molex Inc	4,489	$ 111
Western Digital Corp (a)	7,771	207			$ 2,999

		$ 64,503	Electronics - 1.22%
Consumer Products - 0.13%			Agilent Technologies Inc (a)	20,381	756
Clorox Co/The	4,394	294	FLIR Systems Inc	5,339	140
Kimberly-Clark Corp	14,386	1,003	Honeywell International Inc	137,853	7,224
		$ 1,297	Jabil Circuit Inc	6,569	135
			PerkinElmer Inc	3,798	79
Cosmetics & Personal Care - 1.78%			TE Connectivity Ltd	17,325	616
Avon Products Inc	27,600	505	Thermo Fisher Scientific Inc (a)	22,134	1,112
Colgate-Palmolive Co	22,527	2,036	Tyco International Ltd	37,747	1,719
Estee Lauder Cos Inc/The	3,761	370	Waters Corp (a)	3,000	240
Procter & Gamble Co	227,375	14,549			$ 12,021
		$ 17,460
			Engineering & Construction - 0.09%
Distribution & Wholesale - 0.09%			Fluor Corp	11,028	627
Fastenal Co	6,600	251	Jacobs Engineering Group Inc (a)	4,264	165
Genuine Parts Co	5,232	301	McDermott International Inc (a)	10,700	118
WW Grainger Inc	2,032	348			$ 910
		$ 900
			Entertainment - 0.08%
Diversified Financial Services - 1.71%			International Game Technology	45,684	804
American Express Co	183,605	9,294
Ameriprise Financial Inc	15,457	721
BlackRock Inc	2,316	365	Environmental Control - 0.06%
Charles Schwab Corp/The	36,999	454	Republic Services Inc	10,698	305
CME Group Inc	4,443	1,225	Waste Management Inc	9,601	316
Discover Financial Services	30,717	724			$ 621
Federated Investors Inc	3,136	61
Franklin Resources Inc	6,632	708	Food - 3.29%
IntercontinentalExchange Inc (a)	2,374	308	Campbell Soup Co	6,115	203
Invesco Ltd	35,443	711	ConAgra Foods Inc	35,404	897
			General Mills Inc	43,983	1,695
Janus Capital Group Inc	6,082	40	HJ Heinz Co	7,905	422
Legg Mason Inc	14,800	407
NASDAQ OMX Group Inc/The (a)	5,093	128	Hormel Foods Corp	4,472	132
			JM Smucker Co/The	3,805	293
NYSE Euronext	22,085	587	Kellogg Co	236,804	12,837
SLM Corp	42,191	577
T Rowe Price Group Inc	9,150	483	Kraft Foods Inc	62,366	2,194
			Kroger Co/The	36,600	848
		$ 16,793	McCormick & Co Inc/MD	216,890	10,533
Electric - 2.02%			Safeway Inc	12,474	242
AES Corp/The (a)	104,087	1,168	Sara Lee Corp	20,612	367
Ameren Corp	8,169	261	Sysco Corp	11,847	328
American Electric Power Co Inc	11,202	440	Tyson Foods Inc	10,562	204
Calpine Corp (a)	22,700	344	Whole Foods Market Inc	16,222	1,170
CMS Energy Corp	7,916	165			$ 32,365
Consolidated Edison Inc	6,790	393
Constellation Energy Group Inc	4,200	167	Forest Products & Paper - 0.65%
Dominion Resources Inc/VA	11,729	605	International Paper Co	231,132	6,402
DTE Energy Co	5,586	291
Duke Energy Corp	29,402	600	Gas - 0.83%
Edison International	27,840	1,130	CenterPoint Energy Inc	40,786	849
Entergy Corp	19,153	1,325	Nicor Inc	1,522	86
Exelon Corp	49,552	2,200	NiSource Inc	9,507	210
FirstEnergy Corp	34,497	1,551	Sempra Energy	130,316	7,002
NextEra Energy Inc	9,547	539			$ 8,147
Northeast Utilities	5,708	197
NRG Energy Inc (a)	8,274	177	Hand & Machine Tools - 0.06%
PG&E Corp	8,340	358	Snap-on Inc	1,919	103
Pinnacle West Capital Corp	3,723	170	Stanley Black & Decker Inc	8,165	521
PPL Corp	20,632	606			$ 624
Progress Energy Inc	5,987	312	Healthcare - Products - 1.07%
Public Service Enterprise Group Inc	11,762	396	Baxter International Inc	27,140	1,492
Southern Co	20,102	868	Becton Dickinson and Co	4,459	349
TECO Energy Inc	14,800	275	Boston Scientific Corp (a)	91,365	538
Wisconsin Energy Corp	152,364	4,941	Covidien PLC	53,171	2,501
Xcel Energy Inc	16,172	418	CR Bard Inc	2,700	232
		$ 19,897	DENTSPLY International Inc	25,762	952
			Edwards Lifesciences Corp (a)	4,600	347
Electrical Components & Equipment - 0.31%			Hospira Inc (a)	8,411	264
Emerson Electric Co	52,653	2,534	Intuitive Surgical Inc (a)	798	346
Energizer Holdings Inc (a)	4,800	354

See accompanying notes

314

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Iron & Steel (continued)
Medtronic Inc	21,630	$ 751	United States Steel Corp	7,600	$ 193
Patterson Cos Inc	3,289	104			$ 1,323
St Jude Medical Inc	19,314	754
Stryker Corp	23,749	1,138	Leisure Products & Services - 0.58%
Zimmer Holdings Inc (a)	14,279	752	Carnival Corp	20,500	722
		$ 10,520	Harley-Davidson Inc	128,142	4,985
					$ 5,707
Healthcare - Services - 1.21%
Aetna Inc	127,684	5,077	Lodging - 0.23%
			Las Vegas Sands Corp (a)	20,300	953
CIGNA Corp	9,166	406
Coventry Health Care Inc (a)	5,156	164	Marriott International Inc/DE	19,839	625
DaVita Inc (a)	7,137	500	Starwood Hotels & Resorts Worldwide Inc	6,900	345
HCA Holdings Inc (a)	15,300	359	Wyndham Worldwide Corp	5,608	189
Humana Inc	7,911	671	Wynn Resorts Ltd	1,000	133
Quest Diagnostics Inc	6,000	335			$ 2,245
Tenet Healthcare Corp (a)	15,829	75	Machinery - Construction & Mining - 0.32%
UnitedHealth Group Inc	58,268	2,796	Caterpillar Inc	25,536	2,412
WellPoint Inc	21,198	1,461	Joy Global Inc	8,310	725
		$ 11,844			$ 3,137

Holding Companies - Diversified - 0.02%			Machinery - Diversified - 0.79%
Leucadia National Corp	6,534	175	Cummins Inc	63,099	6,273
			Deere & Co	9,813	745
Home Builders - 1.00%			Flowserve Corp	1,863	173
Lennar Corp	152,750	2,526	Rockwell Automation Inc	4,760	322
Toll Brothers Inc (a)	418,914	7,306	Roper Industries Inc	3,182	258
		$ 9,832			$ 7,771

Home Furnishings - 0.04%			Media - 3.08%
Harman International Industries Inc	9,437	407	Cablevision Systems Corp	7,521	109
			CBS Corp	15,602	403
			Comcast Corp - Class A	127,893	2,999
Insurance - 2.99%			DIRECTV (a)	36,642	1,666
ACE Ltd	15,263	1,101	Discovery Communications Inc - A Shares (a)	9,149	398
Aflac Inc	21,853	985	Discovery Communications Inc - C Shares (a)	11,850	469
Allstate Corp/The	30,600	806	Gannett Co Inc	8,145	95
Aon Corp	29,595	1,379	McGraw-Hill Cos Inc/The	13,152	559
Assurant Inc	3,267	126	News Corp - Class A	51,635	905
Berkshire Hathaway Inc - Class A (a)	46	5,380	News Corp - Class B	474,326	8,467
Berkshire Hathaway Inc - Class B (a)	69,716	5,429	Scripps Networks Interactive	3,083	131
Chubb Corp/The	20,164	1,352	Time Warner Cable Inc	17,490	1,113
Hartford Financial Services Group Inc	15,123	291	Time Warner Inc	88,783	3,106
Lincoln National Corp	10,712	204	Viacom Inc	13,700	601
Loews Corp	9,000	357	Walt Disney Co/The	263,177	9,180
Marsh & McLennan Cos Inc	39,583	1,212	Washington Post Co/The	201	68
MetLife Inc	240,108	8,442			$ 30,269
Progressive Corp/The	21,564	410
Prudential Financial Inc	11,950	648	Metal Fabrication & Hardware - 0.13%
Torchmark Corp	3,764	154	Precision Castparts Corp	7,914	1,291
Travelers Cos Inc/The	10,445	610
Unum Group	10,154	242	Mining - 1.41%
XL Group PLC	11,566	251	Alcoa Inc	35,089	377
		$ 29,379	Freeport-McMoRan Copper & Gold Inc	44,382	1,787
Internet - 2.92%			Newmont Mining Corp	168,314	11,249
Akamai Technologies Inc (a)	6,163	166	Vulcan Materials Co	14,500	454
Amazon.com Inc (a)	34,605	7,388			$ 13,867
eBay Inc (a)	35,309	1,124
			Miscellaneous Manufacturing - 3.14%
Expedia Inc	6,583	173	3M Co	37,503	2,963
Google Inc (a)	28,597	16,947
Liberty Interactive Corp (a)	19,600	322	Cooper Industries PLC	15,300	803
Netflix Inc (a)	1,458	120	Danaher Corp	44,118	2,133
Priceline.com Inc (a)	2,989	1,518	Dover Corp	6,140	341
Symantec Corp (a)	25,572	435	Eaton Corp	111,086	4,979
			General Electric Co	823,180	13,756
VeriSign Inc	1,900	61	Harsco Corp	97,977	2,258
Yahoo! Inc (a)	27,146	425
			Illinois Tool Works Inc	10,164	494
		$ 28,679	Ingersoll-Rand PLC	43,298	1,348
Iron & Steel - 0.13%			ITT Corp	6,029	275
Allegheny Technologies Inc	3,554	165	Pall Corp	9,249	473
Cliffs Natural Resources Inc	9,215	629	Parker Hannifin Corp	5,291	431
Nucor Corp	8,900	336	Textron Inc	32,109	624
					$ 30,878

See accompanying notes

315

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Office & Business Equipment - 0.08%			Pharmaceuticals (continued)
Pitney Bowes Inc	7,141	$ 145	Sanofi-Aventis SA - Rights (a)	5,301	$ 5
Xerox Corp	78,941	646			$ 77,060

		$ 791	Pipelines - 0.41%
Oil & Gas - 9.34%			El Paso Corp	56,200	1,405
Anadarko Petroleum Corp	11,533	905	Oneok Inc	3,533	269
Apache Corp	85,221	8,491	Spectra Energy Corp	50,069	1,434
Chesapeake Energy Corp	15,179	427	Williams Cos Inc	31,529	949
Chevron Corp	138,738	14,575			$ 4,057
Cimarex Energy Co	3,300	211
Concho Resources Inc (a)	3,300	313	Real Estate - 0.05%
			CBRE Group Inc (a)	25,310	450
ConocoPhillips	46,124	3,213
Denbury Resources Inc (a)	13,434	211
Devon Energy Corp	39,736	2,581	REITS - 1.00%
Diamond Offshore Drilling Inc	71,307	4,673	Annaly Capital Management Inc	125,810	2,120
EOG Resources Inc	11,110	994	Apartment Investment & Management Co	3,942	97
EQT Corp	4,100	260	AvalonBay Communities Inc	3,255	435
Exxon Mobil Corp	458,780	35,826	Boston Properties Inc	4,910	486
Helmerich & Payne Inc	3,636	193	Equity Residential	6,588	387
Hess Corp	16,679	1,044	General Growth Properties Inc	13,500	199
Marathon Oil Corp	16,675	434	HCP Inc	9,170	365
Marathon Petroleum Corp	20,397	732	Health Care REIT Inc	5,901	311
Murphy Oil Corp	19,680	1,089	Kimco Realty Corp	13,798	241
Nabors Industries Ltd (a)	9,766	179	Plum Creek Timber Co Inc	5,290	199
Newfield Exploration Co (a)	87,762	3,534	ProLogis Inc	9,653	287
Noble Corp (a)	11,800	424	Public Storage Inc	5,715	738
Noble Energy Inc	5,900	527	Simon Property Group Inc	16,977	2,181
Occidental Petroleum Corp	34,176	3,176	Ventas Inc	6,544	364
QEP Resources Inc	5,707	203	Vornado Realty Trust	13,164	1,090
Range Resources Corp	1,300	89	Weyerhaeuser Co	19,267	346
Rowan Cos Inc (a)	4,259	147			$ 9,846
Southwestern Energy Co (a)	23,256	977
Suncor Energy Inc	10,400	332	Retail - 4.58%
Tesoro Corp (a)	4,842	126	Abercrombie & Fitch Co	2,851	212
			AutoZone Inc (a)	2,734	885
Total SA ADR	100,475	5,255	Bed Bath & Beyond Inc (a)	19,561	1,209
Valero Energy Corp	29,097	715
		$ 91,856	Best Buy Co Inc	11,073	290
			Big Lots Inc (a)	2,846	107
Oil & Gas Services - 2.32%			CarMax Inc (a)	28,200	848
Baker Hughes Inc	27,141	1,574	Chipotle Mexican Grill Inc (a)	2,314	778
Cameron International Corp (a)	4,000	197	Costco Wholesale Corp	8,815	734
FMC Technologies Inc (a)	16,200	726	CVS Caremark Corp	50,025	1,815
Halliburton Co	162,931	6,087	Dollar General Corp (a)	15,900	631
National Oilwell Varco Inc	127,196	9,073	Family Dollar Stores Inc	4,180	245
Schlumberger Ltd	69,475	5,104	GameStop Corp (a)	5,037	129
		$ 22,761	Gap Inc/The	12,620	238
			Home Depot Inc	65,354	2,340
Packaging & Containers - 0.05%			Kohl's Corp	28,978	1,536
Ball Corp	5,531	191
Bemis Co Inc	3,710	104	Lowe's Cos Inc	38,518	810
Owens-Illinois Inc (a)	5,628	113	Macy's Inc	34,476	1,053
Sealed Air Corp	5,478	98	McDonald's Corp	41,423	3,846
			Nordstrom Inc	5,448	276
		$ 506	O'Reilly Automotive Inc (a)	4,722	359
Pharmaceuticals - 7.84%			Ross Stores Inc	11,059	971
Abbott Laboratories	48,884	2,634	Staples Inc	261,082	3,906
Allergan Inc/United States	13,092	1,101	Starbucks Corp	40,766	1,726
AmerisourceBergen Corp	138,114	5,635	Target Corp	31,812	1,742
Bristol-Myers Squibb Co	355,367	11,226	Tiffany & Co	4,499	359
Cardinal Health Inc	8,654	383	TJX Cos Inc	96,151	5,666
Eli Lilly & Co	24,813	922	Walgreen Co	26,233	871
Express Scripts Inc (a)	24,436	1,117	Wal-Mart Stores Inc	117,332	6,655
Forest Laboratories Inc (a)	9,241	289	Yum! Brands Inc	90,015	4,822
GlaxoSmithKline PLC ADR	96,149	4,307			$ 45,059
Johnson & Johnson	220,697	14,210
McKesson Corp	16,348	1,333	Savings & Loans - 0.03%
Mead Johnson Nutrition Co	4,149	298	Hudson City Bancorp Inc	16,301	102
Medco Health Solutions Inc (a)	17,589	965	People's United Financial Inc	12,907	164
Merck & Co Inc	138,911	4,792			$ 266
Mylan Inc/PA (a)	14,248	279	Semiconductors - 3.85%
Novartis AG ADR	154,003	8,697	Advanced Micro Devices Inc (a)	114,366	667
Pfizer Inc	979,561	18,867	Analog Devices Inc	20,184	738

See accompanying notes

316

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Maturity

Semiconductors (continued)			REPURCHASE AGREEMENTS - 2.70%	Amount (000's)	Value (000's)
Applied Materials Inc	86,405	$ 1,064	Banks - 2.70%
ASML Holding NV	252,630	10,593	Investment in Joint Trading Account; Credit	$ 7,994	$ 7,994
Atmel Corp (a)	25,400	268	Suisse Repurchase Agreement; 0.08%
Broadcom Corp	20,253	731	dated 10/31/11 maturing 11/01/11
Intel Corp	147,661	3,623	(collateralized by US Government
KLA-Tencor Corp	5,650	266	Securities; $8,154,214; 0.00%; dated
Lam Research Corp (a)	2,900	125	05/15/12 - 08/15/35)
Linear Technology Corp	10,483	339	Investment in Joint Trading Account; Deutsche	9,593	9,594
LSI Corp (a)	21,638	135	Bank Repurchase Agreement; 0.10% dated
Marvell Technology Group Ltd (a)	66,700	933	10/31/11 maturing 11/01/11 (collateralized
Micron Technology Inc (a)	83,639	468	by US Government Securities; $9,785,057;
Novellus Systems Inc (a)	3,099	107	0.00% - 0.05%; dated 12/21/11 - 10/15/29)
NVIDIA Corp (a)	44,302	656	Investment in Joint Trading Account; Merrill	9,001	9,000
Qualcomm Inc	156,657	8,084	Lynch Repurchase Agreement; 0.09%
Teradyne Inc (a)	5,842	84	dated 10/31/11 maturing 11/01/11
Texas Instruments Inc	190,258	5,846	(collateralized by US Government
Xilinx Inc	92,287	3,088	Securities; $9,180,536; 0.00% - 8.13%;
		$ 37,815	dated 11/25/11 - 09/15/60)
					$ 26,588
Software - 4.33%
Adobe Systems Inc (a)	50,889	1,497	TOTAL REPURCHASE AGREEMENTS		$ 26,588
Autodesk Inc (a)	188,464	6,521	Total Investments		$ 980,367
BMC Software Inc (a)	6,020	209	Other Assets in Excess of Liabilities, Net - 0.28%		$ 2,752
CA Inc	28,527	618	TOTAL NET ASSETS - 100.00%		$ 983,119
Compuware Corp (a)	7,530	64
Dun & Bradstreet Corp/The	1,683	113	(a) Non-Income Producing Security
Electronic Arts Inc (a)	6,500	152
Fidelity National Information Services Inc	15,079	395
Fiserv Inc (a)	4,894	288
Intuit Inc	6,227	334	Unrealized Appreciation (Depreciation)
Microsoft Corp	654,848	17,438	The net federal income tax unrealized appreciation (depreciation) and federal tax
Oracle Corp	361,422	11,843	cost of investments held as of the period end were as follows:
Red Hat Inc (a)	17,400	864
Salesforce.com Inc (a)	2,385	318	Unrealized Appreciation		$ 108,929
VeriFone Systems Inc (a)	44,920	1,896	Unrealized Depreciation		(53,299)
		$ 42,550	Net Unrealized Appreciation (Depreciation)		$ 55,630
			Cost for federal income tax purposes		$ 924,737
Telecommunications - 4.20%
American Tower Corp (a)	113,247	6,240
			All dollar amounts are shown in thousands (000's)
AT&T Inc	316,820	9,286
CenturyLink Inc	12,446	439	Portfolio Summary (unaudited)
Cisco Systems Inc	519,676	9,630	Sector		Percent
Corning Inc	79,712	1,139	Consumer, Non-cyclical		22 .05%
Crown Castle International Corp (a)	11,600	480
Harris Corp	4,312	163	Technology		14 .82%

Juniper Networks Inc (a)	45,584	1,115	Financial		14 .61%
Motorola Solutions Inc	10,093	473	Energy		12 .23%

Sprint Nextel Corp (a)	162,100	417	Communications		10 .31%
			Industrial		9 .91%
Tellabs Inc	13,314	58	Consumer, Cyclical		7 .91%
Verizon Communications Inc	320,996	11,870	Basic Materials		5 .01%
		$ 41,310	Utilities		2 .85%
Textiles - 0.03%			Diversified		0 .02%
Cintas Corp	10,382	310	Other Assets in Excess of Liabilities, Net		0 .28%
			TOTAL NET ASSETS		100.00%

Toys, Games & Hobbies - 0.08%
Hasbro Inc	6,700	255
Mattel Inc	19,761	558
		$ 813

Transportation - 1.91%
CH Robinson Worldwide Inc	3,700	257
CSX Corp	26,304	584
Expeditors International of Washington Inc	2,200	100
FedEx Corp	15,994	1,308
Norfolk Southern Corp	81,678	6,043
Ryder System Inc	7,808	398
Union Pacific Corp	25,698	2,559
United Parcel Service Inc	107,338	7,540
		$ 18,789
TOTAL COMMON STOCKS		$ 953,779

See accompanying notes

317

Schedule of Investments
LargeCap Blend Fund II
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	477 $	28,113	$ 29,796	$ 1,683
					$ 1,683
All dollar amounts are shown in thousands (000's)

See accompanying notes

318

Schedule of Investments LargeCap Growth Fund October 31, 2011

COMMON STOCKS - 98.65%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Apparel - 0.99%			Machinery - Construction & Mining - 2.87%
Nike Inc	234,200	$ 22,565	Caterpillar Inc	688,900	$ 65,073

Automobile Manufacturers - 2.64%			Machinery - Diversified - 3.70%
Ford Motor Co	5,142,488	60,064	Cummins Inc	267,200	26,568
			Deere & Co	757,484	57,493

Banks - 1.01%					$ 84,061
Capital One Financial Corp	503,061	22,970	Media - 1.00%
			DIRECTV (a)	499,200	22,694
Beverages - 2.37%
Coca-Cola Co/The	786,200	53,713	Oil & Gas - 5.89%
			Apache Corp	393,100	39,165
Biotechnology - 1.52%			Cabot Oil & Gas Corp	485,698	37,748
Biogen Idec Inc (a)	88,700	10,321	Ensco PLC ADR	587,700	29,185
Gilead Sciences Inc (a)	582,700	24,275	Occidental Petroleum Corp	297,600	27,659
		$ 34,596			$ 133,757

Chemicals - 4.04%			Oil & Gas Services - 3.03%
EI du Pont de Nemours & Co	538,200	25,871	Halliburton Co	659,700	24,647
Monsanto Co	510,000	37,103	National Oilwell Varco Inc	618,300	44,103
Potash Corp of Saskatchewan Inc	606,300	28,696			$ 68,750
		$ 91,670	Pharmaceuticals - 7.30%
Commercial Services - 5.26%			Allergan Inc/United States	589,600	49,597
Mastercard Inc	200,481	69,615	Pfizer Inc	2,627,800	50,611
Visa Inc	533,532	49,757	Valeant Pharmaceuticals International Inc	303,100	11,991
			Watson Pharmaceuticals Inc (a)	799,236	53,677
		$ 119,372
					$ 165,876
Computers - 13.52%
Accenture PLC - Class A	775,200	46,713	Retail - 10.38%
			Bed Bath & Beyond Inc (a)	964,000	59,614
Apple Inc (a)	302,307	122,368
Cognizant Technology Solutions Corp (a)	567,831	41,310	Home Depot Inc	1,287,400	46,089
NetApp Inc (a)	845,688	34,639	Ltd Brands Inc	583,500	24,921
Riverbed Technology Inc (a)	441,300	12,171	McDonald's Corp	417,100	38,728
SanDisk Corp (a)	514,523	26,071	Starbucks Corp	1,568,800	66,423
Teradata Corp (a)	398,300	23,763			$ 235,775
		$ 307,035	Semiconductors - 3.99%
Cosmetics & Personal Care - 1.40%			Avago Technologies Ltd	422,939	14,283
Estee Lauder Cos Inc/The	323,191	31,818	Qualcomm Inc	1,481,000	76,419
					$ 90,702

Diversified Financial Services - 3.87%			Software - 6.39%
			Electronic Arts Inc (a)	1,007,800	23,532
American Express Co	935,600	47,360
Discover Financial Services	1,724,055	40,619	Oracle Corp	1,781,800	58,389
			Salesforce.com Inc (a)	304,300	40,524
		$ 87,979	VMware Inc (a)	233,000	22,776
Electronics - 2.10%					$ 145,221
Agilent Technologies Inc (a)	328,335	12,171
Thermo Fisher Scientific Inc (a)	706,160	35,499	Transportation - 1.48%
		$ 47,670	FedEx Corp	410,800	33,616

Food - 3.19%			TOTAL COMMON STOCKS		$ 2,240,787
Hershey Co/The	414,229	23,706		Maturity
Whole Foods Market Inc	676,100	48,761	REPURCHASE AGREEMENTS - 1.53%	Amount (000's)	Value (000's)
		$ 72,467
			Banks - 1.53%
Healthcare - Services - 1.06%			Investment in Joint Trading Account; Credit	$ 10,446	$ 10,446
UnitedHealth Group Inc	503,100	24,144	Suisse Repurchase Agreement; 0.08%
			dated 10/31/11 maturing 11/01/11
Internet - 7.11%			(collateralized by US Government
Amazon.com Inc (a)	283,800	60,594	Securities; $10,654,947; 0.00%; dated
eBay Inc (a)	718,900	22,883	05/15/12 - 08/15/35)
Google Inc (a)	41,400	24,535	Investment in Joint Trading Account; Deutsche	12,535	12,535
Priceline.com Inc (a)	105,400	53,514	Bank Repurchase Agreement; 0.10% dated
		$ 161,526	10/31/11 maturing 11/01/11 (collateralized
			by US Government Securities;
Lodging - 2.54%			$12,785,936; 0.00% - 0.05%; dated
Las Vegas Sands Corp (a)	1,228,400	57,673	12/21/11 - 10/15/29)

See accompanying notes

319

Schedule of Investments
LargeCap Growth Fund
October 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$ 11,761	$ 11,761
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $11,996,020; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 34,742
TOTAL REPURCHASE AGREEMENTS		$ 34,742
Total Investments		$ 2,275,529
Liabilities in Excess of Other Assets, Net - (0.18)%		$ (3,980)
TOTAL NET ASSETS - 100.00%		$ 2,271,549

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 520,507
Unrealized Depreciation	(63,866)
Net Unrealized Appreciation (Depreciation)	$ 456,641
Cost for federal income tax purposes	$ 1,818,888

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Technology	23 .90%
Consumer, Non-cyclical	22 .10%
Consumer, Cyclical	16.55%
Industrial	10 .15%
Energy	8 .92%
Communications	8 .11%
Financial	6 .41%
Basic Materials	4 .04%
Liabilities in Excess of Other Assets, Net	(0 .18)%
TOTAL NET ASSETS	100.00%

See accompanying notes

320

Schedule of Investments LargeCap Growth Fund I

October 31, 2011

COMMON STOCKS - 96.69%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.03%			Chemicals (continued)
Omnicom Group Inc	22,133	$ 984	Eastman Chemical Co	17,164	$ 674
			Ecolab Inc	18,241	982
			EI du Pont de Nemours & Co	71,926	3,458
Aerospace & Defense - 1.65%			FMC Corp	8,662	683
Alliant Techsystems Inc	314	18
BE Aerospace Inc (a)	11,084	418	Huntsman Corp	4,542	53
			International Flavors & Fragrances Inc	9,813	594
Boeing Co/The	467,915	30,784	Intrepid Potash Inc (a)	6,283	175
Lockheed Martin Corp	19,367	1,470	Kronos Worldwide Inc	2,630	58
Rockwell Collins Inc	10,670	596
TransDigm Group Inc (a)	6,035	567	LyondellBasell Industries NV	2,570	85
			Monsanto Co	202,410	14,726
United Technologies Corp	266,169	20,756	Mosaic Co/The	21,340	1,250
		$ 54,609	PPG Industries Inc	12,840	1,110
Agriculture - 0.38%			Praxair Inc	330,693	33,621
Altria Group Inc	108,566	2,991	Rockwood Holdings Inc (a)	7,836	361
Philip Morris International Inc	136,637	9,547	Sherwin-Williams Co/The	10,837	896
		$ 12,538	Sigma-Aldrich Corp	9,654	632
			Solutia Inc (a)	14,765	240
Airlines - 0.04%			WR Grace & Co (a)	7,980	334
Copa Holdings SA	3,050	210			$ 64,089
Delta Air Lines Inc (a)	61,390	523
Southwest Airlines Co	16,825	144	Coal - 0.74%
United Continental Holdings Inc (a)	32,807	634	Alpha Natural Resources Inc (a)	15,121	364
		$ 1,511	Arch Coal Inc	2,103	38
			Consol Energy Inc	15,554	665
Apparel - 2.11%			Peabody Energy Corp	528,867	22,937
Coach Inc	860,113	55,968	Walter Energy Inc	7,522	569
Nike Inc	28,109	2,708			$ 24,573
Ralph Lauren Corp	69,224	10,992
		$ 69,668	Commercial Services - 3.66%
			Aaron's Inc	7,043	188
Automobile Manufacturers - 0.09%			Alliance Data Systems Corp (a)	6,090	624
Ford Motor Co	145,316	1,697	Apollo Group Inc (a)	14,376	681
Navistar International Corp (a)	4,737	199
			Automatic Data Processing Inc	33,910	1,775
PACCAR Inc	25,149	1,088	DeVry Inc	6,385	241
		$ 2,984	Gartner Inc (a)	11,745	452
			Genpact Ltd (a)	1,677,123	27,086
Automobile Parts & Equipment - 0.04%
BorgWarner Inc (a)	13,149	1,006	H&R Block Inc	21,672	331
WABCO Holdings Inc (a)	8,102	407	ITT Educational Services Inc (a)	3,611	224
		$ 1,413	Lender Processing Services Inc	11,056	194
			Mastercard Inc	242,765	84,298
Banks - 0.02%			Moody's Corp	23,715	842
Wells Fargo & Co	26,257	680	Morningstar Inc	2,944	174
			Paychex Inc	23,824	694
			SAIC Inc (a)	10,603	132
Beverages - 0.64%
Coca-Cola Co/The	167,722	11,459	SEI Investments Co	17,794	288
Coca-Cola Enterprises Inc	30,063	806	Towers Watson & Co	753	49
			Verisk Analytics Inc (a)	12,214	429
Dr Pepper Snapple Group Inc	18,963	710
Green Mountain Coffee Roasters Inc (a)	8,431	548	Visa Inc	11,593	1,081
			VistaPrint NV (a)	4,992	174
Hansen Natural Corp (a)	8,454	753
PepsiCo Inc	109,886	6,918	Weight Watchers International Inc	3,696	276
		$ 21,194	Western Union Co/The	48,851	853
					$ 121,086
Biotechnology - 1.76%
Alexion Pharmaceuticals Inc (a)	109,091	7,364	Computers - 12.44%
Biogen Idec Inc (a)	133,214	15,501	Accenture PLC - Class A	759,497	45,768
			Apple Inc (a)	481,066	194,726
Celgene Corp (a)	402,278	26,080
			Cadence Design Systems Inc (a)	30,857	342
Charles River Laboratories International Inc (a)	5,896	190
			Cognizant Technology Solutions Corp (a)	569,025	41,396
Gilead Sciences Inc (a)	62,787	2,616
			Dell Inc (a)	94,650	1,496
Human Genome Sciences Inc (a)	455,846	4,677
Illumina Inc (a)	14,786	453	DST Systems Inc	623	31
			EMC Corp/Massachusetts (a)	1,014,519	24,866
Life Technologies Corp (a)	1,878	76
			Fortinet Inc (a)	14,477	334
Myriad Genetics Inc (a)	11,141	237
United Therapeutics Corp (a)	5,577	244	IBM Corp	97,304	17,965
			NCR Corp (a)	15,053	287
Vertex Pharmaceuticals Inc (a)	22,256	881
			NetApp Inc (a)	1,472,861	60,328
		$ 58,319	SanDisk Corp (a)	459,600	23,288
Chemicals - 1.94%			Teradata Corp (a)	13,527	807
Air Products & Chemicals Inc	15,690	1,352			$ 411,634
Airgas Inc	9,426	650
Albemarle Corp	10,892	580	Consumer Products - 0.07%
Celanese Corp	18,118	789	Avery Dennison Corp	916	24
CF Industries Holdings Inc	4,846	786	Kimberly-Clark Corp	29,218	2,037

See accompanying notes

321

Schedule of Investments
LargeCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products (continued)			Food - 0.52%
Tupperware Brands Corp	6,982	$ 395	ConAgra Foods Inc	4,929	$ 125
		$ 2,456	General Mills Inc	40,865	1,575
			HJ Heinz Co	16,101	860
Cosmetics & Personal Care - 0.15%			Hormel Foods Corp	8,801	259
Avon Products Inc	29,007	530	Kellogg Co	15,533	842
Colgate-Palmolive Co	30,283	2,737	Kroger Co/The	31,579	732
Estee Lauder Cos Inc/The	9,792	964	McCormick & Co Inc/MD	10,944	532
Procter & Gamble Co	13,002	832	Sara Lee Corp	42,145	750
		$ 5,063	Sysco Corp	39,594	1,098
Distribution & Wholesale - 2.20%			Whole Foods Market Inc	144,247	10,403
Fastenal Co	354,483	13,502			$ 17,176
Fossil Inc (a)	560,343	58,085
			Forest Products & Paper - 0.01%
Genuine Parts Co	5,185	298	International Paper Co	11,192	310
WESCO International Inc (a)	1,558	76
WW Grainger Inc	4,579	784
		$ 72,745	Gas - 0.00%
			National Fuel Gas Co	1,457	89
Diversified Financial Services - 2.22%
Affiliated Managers Group Inc (a)	4,488	416
American Express Co	48,476	2,454	Hand & Machine Tools - 0.01%
BlackRock Inc	5,193	819	Lincoln Electric Holdings Inc	6,254	228
CBOE Holdings Inc	6,362	166
Charles Schwab Corp/The	2,548,508	31,296	Healthcare - Products - 4.26%
Discover Financial Services	6,520	154	Baxter International Inc	289,261	15,904
Eaton Vance Corp	14,499	381	Becton Dickinson and Co	17,452	1,365
Federated Investors Inc	8,840	173	CareFusion Corp (a)	8,397	215
Franklin Resources Inc	257,449	27,452	Cooper Cos Inc/The	1,523	106
IntercontinentalExchange Inc (a)	61,373	7,971
NASDAQ OMX Group Inc/The (a)	1,832	46	Covidien PLC	20,867	982
			CR Bard Inc	10,456	899
NYSE Euronext	9,234	245	DENTSPLY International Inc	258,836	9,566
T Rowe Price Group Inc	19,808	1,047	Edwards Lifesciences Corp (a)	146,457	11,046
TD Ameritrade Holding Corp	26,255	440	Gen-Probe Inc (a)	5,852	352
Waddell & Reed Financial Inc	9,958	276	Henry Schein Inc (a)	5,893	408
		$ 73,336	Hill-Rom Holdings Inc	6,174	208
			Hospira Inc (a)	16,999	535
Electric - 0.01%			IDEXX Laboratories Inc (a)	472,337	34,003
ITC Holdings Corp	4,930	358	Intuitive Surgical Inc (a)	104,620	45,390
			Kinetic Concepts Inc (a)	6,055	414
Electrical Components & Equipment - 0.11%			Medtronic Inc	73,677	2,560
AMETEK Inc	18,420	728	Patterson Cos Inc	4,960	156
Emerson Electric Co	58,185	2,800	ResMed Inc (a)	18,466	523
		$ 3,528	Sirona Dental Systems Inc (a)	6,732	322
Electronics - 2.49%			St Jude Medical Inc	25,441	992
Agilent Technologies Inc (a)	26,805	994	Stryker Corp	312,912	14,991
Amphenol Corp	864,425	41,051			$ 140,937
Dolby Laboratories Inc (a)	6,229	182	Healthcare - Services - 3.24%
Garmin Ltd	886	30	AMERIGROUP Corp (a)	3,525	196
Honeywell International Inc	60,988	3,196	Covance Inc (a)	865,405	43,902
Jabil Circuit Inc	19,200	395	DaVita Inc (a)	595,019	41,651
National Instruments Corp	1,333,525	35,618	Health Management Associates Inc (a)	28,539	250
Thomas & Betts Corp (a)	821	41	Laboratory Corp of America Holdings (a)	12,232	1,026
Waters Corp (a)	11,004	882	Lincare Holdings Inc	11,476	270
		$ 82,389	Quest Diagnostics Inc	16,489	920
Engineering & Construction - 2.44%			UnitedHealth Group Inc	389,100	18,673
ABB Ltd ADR(a)	1,354,818	25,484	Universal Health Services Inc	10,849	434
AECOM Technology Corp (a)	6,519	136			$ 107,322
Chicago Bridge & Iron Co NV	6,971	255	Home Furnishings - 0.02%
Fluor Corp	956,651	54,386	Tempur-Pedic International Inc (a)	8,214	559
KBR Inc	1,128	32
McDermott International Inc (a)	24,781	272
		$ 80,565	Housewares - 0.01%
			Toro Co	3,789	205
Entertainment - 0.01%
International Game Technology	18,510	326
			Insurance - 0.01%
			Erie Indemnity Co	3,339	264
Environmental Control - 1.30%
Stericycle Inc (a)	510,396	42,659
Waste Connections Inc	12,146	413	Internet - 9.51%
			Amazon.com Inc (a)	278,917	59,552
		$ 43,072	Baidu Inc/China ADR(a)	206,834	28,994

See accompanying notes

322

Schedule of Investments LargeCap Growth Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet (continued)			Mining - 0.12%
eBay Inc (a)	422,950	$ 13,462	Allied Nevada Gold Corp (a)	10,891	$ 413
Expedia Inc	13,734	361	Freeport-McMoRan Copper & Gold Inc	73,367	2,954
Facebook Inc (a),(b),(c),(d)	220,758	6,876	Royal Gold Inc	6,633	475
Facebook Inc - Class A (a),(b),(c),(e)	94,180	2,933			$ 3,842
Google Inc (a)	242,965	143,991
Liberty Interactive Corp (a)	1,018,734	16,738	Miscellaneous Manufacturing - 2.71%
Netflix Inc (a)	6,342	520	3M Co	49,906	3,944
Priceline.com Inc (a)	76,992	39,091	Cooper Industries PLC	12,733	668
Rackspace Hosting Inc (a)	12,442	515	Danaher Corp	1,646,661	79,616
Symantec Corp (a)	59,859	1,018	Donaldson Co Inc	8,801	564
TIBCO Software Inc (a)	20,036	579	Dover Corp	17,529	973
		$ 314,630	Eaton Corp	15,614	700
			Illinois Tool Works Inc	28,853	1,403
Iron & Steel - 0.05%			Ingersoll-Rand PLC	32,065	998
Allegheny Technologies Inc	12,955	601	Parker Hannifin Corp	8,067	658
Cliffs Natural Resources Inc	11,015	752			$ 89,524
Steel Dynamics Inc	19,240	240
		$ 1,593	Oil & Gas - 4.02%
			Anadarko Petroleum Corp	9,081	713
Leisure Products & Services - 0.61%			Apache Corp	8,803	877
Carnival Corp	541,933	19,081	Atwood Oceanics Inc (a)	1,319	56
Harley-Davidson Inc	18,727	729	Canadian Natural Resources Ltd	1,053,592	37,244
Polaris Industries Inc	7,818	495	Chevron Corp	8,877	932
		$ 20,305	Cimarex Energy Co	236,192	15,116
			Concho Resources Inc (a)	7,114	674
Lodging - 1.80%			Denbury Resources Inc (a)	40,424	635
Las Vegas Sands Corp (a)	501,358	23,539
			EOG Resources Inc	325,549	29,114
Marriott International Inc/DE	693,951	21,860	EQT Corp	6,265	398
Starwood Hotels & Resorts Worldwide Inc	265,323	13,295	Exxon Mobil Corp	292,101	22,810
Wynn Resorts Ltd	5,438	722	Helmerich & Payne Inc	10,668	567
		$ 59,416	HollyFrontier Corp	23,043	707
Machinery - Construction & Mining - 0.17%			Murphy Oil Corp	3,572	198
Caterpillar Inc	51,279	4,844	Newfield Exploration Co (a)	9,472	381
Joy Global Inc	8,436	735	Noble Energy Inc	4,282	383
		$ 5,579	Occidental Petroleum Corp	18,810	1,748
			Patterson-UTI Energy Inc	2,070	42
Machinery - Diversified - 1.53%			QEP Resources Inc	16,754	596
Babcock & Wilcox Co/The (a)	14,195	312	Range Resources Corp	255,895	17,616
Cummins Inc	15,494	1,541	SM Energy Co	6,208	515
Deere & Co	33,430	2,537	Southwestern Energy Co (a)	24,186	1,017
Flowserve Corp	6,202	575	Whiting Petroleum Corp (a)	14,172	660
Gardner Denver Inc	5,720	442			$ 132,999
IDEX Corp	8,966	318
Nordson Corp	7,406	343	Oil & Gas Services - 5.52%
Rockwell Automation Inc	11,182	756	Baker Hughes Inc	13,400	777
Roper Industries Inc	535,311	43,414	Cameron International Corp (a)	13,990	688
Wabtec Corp/DE	5,829	392	CARBO Ceramics Inc	2,341	318
		$ 50,630	Core Laboratories NV	331,015	35,836
			FMC Technologies Inc (a)	1,329,134	59,571
Media - 0.45%			Halliburton Co	74,417	2,780
Cablevision Systems Corp	26,517	384	Oceaneering International Inc	13,105	548
CBS Corp	12,516	323	Oil States International Inc (a)	5,201	362
Comcast Corp - Class A	95,353	2,236	RPC Inc	5,176	96
DIRECTV (a)	60,451	2,748	Schlumberger Ltd	1,105,361	81,211
Discovery Communications Inc - A Shares (a)	22,207	965	Superior Energy Services Inc (a)	9,617	271
DISH Network Corp (a)	18,148	439			$ 182,458
Factset Research Systems Inc	5,339	531
John Wiley & Sons Inc	4,784	228	Packaging & Containers - 0.05%
Liberty Global Inc - A Shares (a)	19,268	774	Ball Corp	20,281	701
McGraw-Hill Cos Inc/The	19,743	839	Crown Holdings Inc (a)	17,802	602
Nielsen Holdings NV (a)	8,470	249	Rock-Tenn Co	8,363	495
Scripps Networks Interactive	10,675	453			$ 1,798
Sirius XM Radio Inc (a)	473,892	848
			Pharmaceuticals - 5.33%
Time Warner Cable Inc	26,478	1,686	Abbott Laboratories	115,049	6,198
Viacom Inc	46,531	2,040	Allergan Inc/United States	20,315	1,709
		$ 14,743	AmerisourceBergen Corp	21,751	887
Metal Fabrication & Hardware - 0.72%			Cardinal Health Inc	21,166	937
Precision Castparts Corp	143,278	23,376	Eli Lilly & Co	26,992	1,003
Timken Co	8,910	375	Endo Pharmaceuticals Holdings Inc (a)	14,072	455
Valmont Industries Inc	2,578	221	Express Scripts Inc (a)	1,464,350	66,965
		$ 23,972	Herbalife Ltd	14,247	888

See accompanying notes

323

Schedule of Investments LargeCap Growth Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Pharmaceuticals (continued)			Retail (continued)
Johnson & Johnson	44,080	$ 2,838	Walgreen Co	73,367	$ 2,436
McKesson Corp	418,776	34,151	Wal-Mart Stores Inc	92,799	5,264
Mead Johnson Nutrition Co	631,596	45,380	Williams-Sonoma Inc	6,605	248
Medco Health Solutions Inc (a)	31,894	1,750	Yum! Brands Inc	36,656	1,964
Mylan Inc/PA (a)	48,529	950			$ 122,859
Perrigo Co	10,022	905
Sanofi-Aventis SA - Rights (a)	15,035	13	Savings & Loans - 0.00%
SXC Health Solutions Corp (a)	7,553	354	Hudson City Bancorp Inc	5,037	31
Valeant Pharmaceuticals International Inc	245,700	9,720	People's United Financial Inc	8,517	109
Warner Chilcott PLC (a)	18,675	338			$ 140
Watson Pharmaceuticals Inc (a)	14,403	967	Semiconductors - 4.51%
		$ 176,408	Advanced Micro Devices Inc (a)	74,221	433
Pipelines - 0.04%			Altera Corp	25,408	964
El Paso Corp	49,663	1,242	Analog Devices Inc	23,626	864
			Applied Materials Inc	10,294	127
			ASML Holding NV	236,500	9,916
Real Estate - 0.29%			Atmel Corp (a)	546,907	5,775
CBRE Group Inc (a)	532,795	9,473	Avago Technologies Ltd	23,099	780
			Broadcom Corp	726,604	26,223
REITS - 0.28%			Cypress Semiconductor Corp	20,151	385
Apartment Investment & Management Co	9,730	240	Intersil Corp	7,553	90
Boston Properties Inc	9,115	902	KLA-Tencor Corp	15,672	738
			Lam Research Corp (a)	14,610	628
Camden Property Trust	6,020	365
Digital Realty Trust Inc	11,492	716	Linear Technology Corp	27,801	898
			LSI Corp (a)	22,085	138
Equity Residential	2,053	121
Essex Property Trust Inc	2,195	313	Maxim Integrated Products Inc	34,504	903
			NVIDIA Corp (a)	47,571	704
Federal Realty Investment Trust	5,682	504	ON Semiconductor Corp (a)	51,219	388
Macerich Co/The	5,349	266	QLogic Corp (a)	12,199	170
Plum Creek Timber Co Inc	11,790	444
Public Storage Inc	10,107	1,304	Qualcomm Inc	1,752,013	90,404
			Rovi Corp (a)	115,444	5,719
Rayonier Inc	14,694	613	Skyworks Solutions Inc (a)	21,586	428
Simon Property Group Inc	18,277	2,348
UDR Inc	1,544	39	Texas Instruments Inc	57,857	1,778
Ventas Inc	18,784	1,045	Xilinx Inc	18,232	610
Vornado Realty Trust	2,446	203			$ 149,063
		$ 9,423	Software - 6.10%
			Adobe Systems Inc (a)	39,966	1,175
Retail - 3.71%			ANSYS Inc (a)	677,194	36,812
Abercrombie & Fitch Co	7,819	582	Autodesk Inc (a)	308,600	10,678
Advance Auto Parts Inc	9,536	621	BMC Software Inc (a)	21,237	738
AutoZone Inc (a)	2,098	679
Bed Bath & Beyond Inc (a)	20,074	1,241	Broadridge Financial Solutions Inc	14,217	316
			Cerner Corp (a)	9,781	621
Big Lots Inc (a)	3,124	118
			Citrix Systems Inc (a)	490,400	35,716
Brinker International Inc	10,113	232	Compuware Corp (a)	19,530	165
Chico's FAS Inc	14,170	175
Chipotle Mexican Grill Inc (a)	47,190	15,862	Dun & Bradstreet Corp/The	5,837	390
			Fiserv Inc (a)	13,890	818
Copart Inc (a)	6,825	297
			Informatica Corp (a)	160,972	7,324
Costco Wholesale Corp	582,359	48,481
Dick's Sporting Goods Inc	10,665	417	Intuit Inc	24,248	1,301
Dollar General Corp (a)	11,958	474	Microsoft Corp	594,693	15,837
			Nuance Communications Inc (a)	828,880	21,949
Dollar Tree Inc (a)	9,625	770
DSW Inc	2,411	126	Oracle Corp	310,411	10,172
			Red Hat Inc (a)	325,768	16,174
Family Dollar Stores Inc	14,597	856	Salesforce.com Inc (a)	304,281	40,521
Home Depot Inc	75,872	2,716	VMware Inc (a)	10,175	995
Kohl's Corp	19,344	1,025
Ltd Brands Inc	18,412	786			$ 201,702
Macy's Inc	6,375	195	Telecommunications - 2.58%
McDonald's Corp	82,037	7,617	American Tower Corp (a)	30,248	1,667
Nordstrom Inc	13,003	659	Corning Inc	356,980	5,101
O'Reilly Automotive Inc (a)	10,852	825	Crown Castle International Corp (a)	793,080	32,802
Panera Bread Co (a)	3,265	436	Harris Corp	4,132	156
PetSmart Inc	14,105	662	JDS Uniphase Corp (a)	27,665	332
Ross Stores Inc	9,216	809	Juniper Networks Inc (a)	1,703,563	41,686
Sally Beauty Holdings Inc (a)	10,619	204	MetroPCS Communications Inc (a)	33,530	285
Starbucks Corp	525,427	22,247	NeuStar Inc (a)	8,723	277
Target Corp	4,458	244	NII Holdings Inc (a)	15,754	371
Tiffany & Co	10,127	807	tw telecom inc (a)	17,252	319
TJX Cos Inc	31,111	1,833	Verizon Communications Inc	50,112	1,853
Tractor Supply Co	8,214	583	Windstream Corp	34,176	416
Ulta Salon Cosmetics & Fragrance Inc (a)	5,474	368
					$ 85,265

See accompanying notes

324

Schedule of Investments LargeCap Growth Fund I

October 31, 2011

			Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000's)	Sector	Percent
			Technology	23 .05%
Toys, Games & Hobbies - 0.03%			Consumer, Non-cyclical	20 .01%
Mattel Inc	31,528	$ 890	Industrial	15 .11%
			Communications	12 .57%
			Consumer, Cyclical	10 .68%
Transportation - 1.94%			Energy	10.32%
CH Robinson Worldwide Inc	11,017	765	Financial	5 .65%
CSX Corp	76,664	1,703
Expeditors International of Washington Inc	130,405	5,946	Basic Materials	2 .12%
Kirby Corp (a)	4,594	283	Utilities	0 .01%
Landstar System Inc	5,749	257	Other Assets in Excess of Liabilities, Net	0 .48%
Union Pacific Corp	270,750	26,959	TOTAL NET ASSETS	100.00%
United Parcel Service Inc	401,464	28,198
		$ 64,111
TOTAL COMMON STOCKS		$ 3,198,275
	Maturity
REPURCHASE AGREEMENTS - 2.83%	Amount (000's)	Value (000's)

Banks - 2.83%
Investment in Joint Trading Account; Credit	$ 28,139	$ 28,139
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $28,702,061; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	33,767	33,767
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$34,442,473; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	31,681	31,681
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $32,314,617; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 93,587
TOTAL REPURCHASE AGREEMENTS		$ 93,587
Total Investments		$ 3,291,862
Other Assets in Excess of Liabilities, Net - 0.48%		$ 15,827
TOTAL NET ASSETS - 100.00%		$ 3,307,689

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $9,809 or 0.30% of net assets.
(d)	Restricted Security. At the end of the period, the value of this security totaled $6,876 or 0.21% of net assets. The security was purchased March
31, 2011 - May 19, 2011 at a total cost of $5,520.
(e)	Restricted Security. At the end of the period, the value of this security totaled $2,933 or 0.09% of net assets. The security was purchased on
August 15, 2011 at a cost of $2,933.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 567,559
Unrealized Depreciation		(116,600)
Net Unrealized Appreciation (Depreciation)		$ 450,959
Cost for federal income tax purposes		$ 2,840,903

All dollar amounts are shown in thousands (000's)

See accompanying notes

325

Schedule of Investments
LargeCap Growth Fund I
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	1,749 $	102,567	$ 109,251	$ 6,684
					$ 6,684
All dollar amounts are shown in thousands (000's)

See accompanying notes

326

Schedule of Investments LargeCap Growth Fund II

October 31, 2011

COMMON STOCKS - 95.06%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.69%			Chemicals (continued)
Omnicom Group Inc	168,772	$ 7,507	Airgas Inc	4,877	$ 336
			Albemarle Corp	5,645	301
			Celanese Corp	9,391	409
Aerospace & Defense - 1.40%			CF Industries Holdings Inc	2,513	408
Alliant Techsystems Inc	139	8
BE Aerospace Inc (a)	5,745	217	Eastman Chemical Co	8,896	350
Boeing Co/The	26,953	1,773	Ecolab Inc	9,439	508
			EI du Pont de Nemours & Co	174,154	8,371
Lockheed Martin Corp	10,037	762	FMC Corp	4,490	354
Rockwell Collins Inc	5,521	308
TransDigm Group Inc (a)	3,123	294	Huntsman Corp	2,354	28
			International Flavors & Fragrances Inc	5,078	308
United Technologies Corp	152,221	11,870	Intrepid Potash Inc (a)	3,251	90
		$ 15,232	Kronos Worldwide Inc	1,363	30
Agriculture - 1.42%			LyondellBasell Industries NV	1,332	44
Altria Group Inc	56,180	1,548	Monsanto Co	181,513	13,205
Philip Morris International Inc	199,111	13,912	Mosaic Co/The	11,044	647
		$ 15,460	PPG Industries Inc	6,339	548
			Praxair Inc	10,595	1,077
Airlines - 0.07%			Rockwood Holdings Inc (a)	77,470	3,567
Copa Holdings SA	1,581	109	Sherwin-Williams Co/The	5,617	465
Delta Air Lines Inc (a)	31,767	271
			Sigma-Aldrich Corp	4,996	327
Southwest Airlines Co	8,720	75	Solutia Inc (a)	7,653	124
United Continental Holdings Inc (a)	17,003	328	WR Grace & Co (a)	4,136	173
		$ 783			$ 32,370

Apparel - 1.31%			Coal - 0.12%
Coach Inc	77,554	5,046	Alpha Natural Resources Inc (a)	7,826	188
Nike Inc	91,079	8,776	Arch Coal Inc	1,091	20
Ralph Lauren Corp	2,578	409	Consol Energy Inc	8,062	345
		$ 14,231	Peabody Energy Corp	11,168	484
Automobile Manufacturers - 0.14%			Walter Energy Inc	3,898	295
Ford Motor Co	75,197	878			$ 1,332
Navistar International Corp (a)	2,456	103
			Commercial Services - 1.88%
PACCAR Inc	13,015	563	Aaron's Inc	3,650	98
		$ 1,544	Alliance Data Systems Corp (a)	3,156	323
			Apollo Group Inc (a)	7,449	353
Automobile Parts & Equipment - 0.93%
Autoliv Inc	58,949	3,406	Automatic Data Processing Inc	17,578	920
BorgWarner Inc (a)	84,550	6,467	DeVry Inc	3,304	125
WABCO Holdings Inc (a)	4,192	210	Gartner Inc (a)	6,077	234
		$ 10,083	H&R Block Inc	11,233	172
			ITT Educational Services Inc (a)	1,871	116
Banks - 0.44%			Lender Processing Services Inc	5,730	101
JP Morgan Chase & Co	127,904	4,446	Mastercard Inc	23,857	8,284
Wells Fargo & Co	13,610	353	Moody's Corp	12,274	436
		$ 4,799	Morningstar Inc	1,523	90
			Paychex Inc	12,329	359
Beverages - 5.04%			SAIC Inc (a)	5,487	68
Boston Beer Co Inc (a)	7,682	680
			SEI Investments Co	9,208	149
Coca-Cola Co/The	435,765	29,772	Towers Watson & Co	390	26
Coca-Cola Enterprises Inc	15,582	418	Verisk Analytics Inc (a)	6,320	222
Dr Pepper Snapple Group Inc	9,829	368
Green Mountain Coffee Roasters Inc (a)	4,370	284	Visa Inc	82,209	7,666
			VistaPrint NV (a)	2,588	90
Hansen Natural Corp (a)	22,438	1,999
			Weight Watchers International Inc	1,914	143
PepsiCo Inc	336,797	21,201	Western Union Co/The	25,323	442
		$ 54,722			$ 20,417
Biotechnology - 1.35%
Alexion Pharmaceuticals Inc (a)	39,717	2,681	Computers - 10.09%
			Accenture PLC - Class A	308,377	18,583
Amgen Inc	43,745	2,505	Apple Inc (a)	141,697	57,356
Biogen Idec Inc (a)	9,841	1,145
			Cadence Design Systems Inc (a)	15,993	177
Celgene Corp (a)	16,025	1,039
			Cognizant Technology Solutions Corp (a)	10,824	787
Charles River Laboratories International Inc (a)	3,051	98
			Dell Inc (a)	49,059	776
Gilead Sciences Inc (a)	127,548	5,314
Illumina Inc (a)	38,374	1,175	DST Systems Inc	324	16
			EMC Corp/Massachusetts (a)	365,494	8,958
Life Technologies Corp (a)	974	40
			Fortinet Inc (a)	95,905	2,211
Myriad Genetics Inc (a)	5,772	123
United Therapeutics Corp (a)	2,891	126	IBM Corp	91,125	16,824
			NCR Corp (a)	7,803	149
Vertex Pharmaceuticals Inc (a)	11,517	456
			NetApp Inc (a)	80,733	3,307
		$ 14,702	Teradata Corp (a)	7,000	418
Chemicals - 2.98%					$ 109,562
Air Products & Chemicals Inc	8,132	700

See accompanying notes

327

Schedule of Investments
LargeCap Growth Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products - 0.24%			Food - 2.15%
Avery Dennison Corp	425	$ 11	ConAgra Foods Inc	2,554	$ 65
Church & Dwight Co Inc	29,439	1,301	General Mills Inc	21,146	815
Kimberly-Clark Corp	15,120	1,054	Hershey Co/The	49,078	2,809
Tupperware Brands Corp	3,617	204	HJ Heinz Co	8,345	446
		$ 2,570	Hormel Foods Corp	4,554	134
			Kellogg Co	66,372	3,598
Cosmetics & Personal Care - 2.88%			Kraft Foods Inc	312,400	10,990
Avon Products Inc	15,034	275	Kroger Co/The	16,342	379
Colgate-Palmolive Co	160,834	14,534	McCormick & Co Inc/MD	5,663	275
Estee Lauder Cos Inc/The	46,412	4,569	Sara Lee Corp	21,809	388
Procter & Gamble Co	185,428	11,866	Sysco Corp	20,522	569
		$ 31,244	Whole Foods Market Inc	39,257	2,831
Distribution & Wholesale - 0.12%					$ 23,299
Fastenal Co	10,489	400	Forest Products & Paper - 0.01%
Fossil Inc (a)	3,274	339
			International Paper Co	5,802	161
Genuine Parts Co	2,688	154
WESCO International Inc (a)	806	39
WW Grainger Inc	2,374	407	Gas - 0.00%
		$ 1,339	National Fuel Gas Co	755	46

Diversified Financial Services - 1.11%
Affiliated Managers Group Inc (a)	2,327	215	Hand & Machine Tools - 0.01%
American Express Co	103,820	5,255	Lincoln Electric Holdings Inc	3,242	118
BlackRock Inc	22,624	3,570
CBOE Holdings Inc	3,298	86	Healthcare - Products - 3.44%
Charles Schwab Corp/The	35,934	441	Baxter International Inc	21,230	1,167
Discover Financial Services	3,379	80	Becton Dickinson and Co	35,544	2,780
Eaton Vance Corp	7,502	197	CareFusion Corp (a)	4,345	111
Federated Investors Inc	4,582	90	Cooper Cos Inc/The	21,557	1,494
Franklin Resources Inc	5,727	611	Covidien PLC	109,692	5,160
IntercontinentalExchange Inc (a)	3,046	396
NASDAQ OMX Group Inc/The (a)	851	21	CR Bard Inc	5,411	465
			DENTSPLY International Inc	58,981	2,180
NYSE Euronext	4,778	127	Edwards Lifesciences Corp (a)	32,350	2,440
T Rowe Price Group Inc	10,267	543	Gen-Probe Inc (a)	3,028	182
TD Ameritrade Holding Corp	13,610	228	Henry Schein Inc (a)	3,055	212
Waddell & Reed Financial Inc	5,162	143	Hill-Rom Holdings Inc	38,945	1,311
		$ 12,003	Hospira Inc (a)	8,796	277
			IDEXX Laboratories Inc (a)	22,016	1,585
Electric - 0.02%			Intuitive Surgical Inc (a)	7,230	3,137
ITC Holdings Corp	2,554	186	Kinetic Concepts Inc (a)	3,138	215
			Medtronic Inc	38,187	1,327
Electrical Components & Equipment - 0.67%			Patterson Cos Inc	2,572	81
AMETEK Inc	9,548	377	ResMed Inc (a)	9,555	270
Emerson Electric Co	143,927	6,926	Sirona Dental Systems Inc (a)	3,489	167
		$ 7,303	St Jude Medical Inc	13,187	514
			Stryker Corp	221,664	10,620
Electronics - 1.65%			Zimmer Holdings Inc (a)	30,798	1,621
Agilent Technologies Inc (a)	83,990	3,114
Dolby Laboratories Inc (a)	3,228	94			$ 37,316
Garmin Ltd	411	14	Healthcare - Services - 0.32%
Honeywell International Inc	163,826	8,584	AMERIGROUP Corp (a)	1,827	102
Jabil Circuit Inc	180,212	3,706	Covance Inc (a)	3,574	181
Thermo Fisher Scientific Inc (a)	38,862	1,954	DaVita Inc (a)	5,847	409
Thomas & Betts Corp (a)	425	21	Health Management Associates Inc (a)	14,791	130
Waters Corp (a)	5,694	456	Laboratory Corp of America Holdings (a)	6,329	531
		$ 17,943	Lincare Holdings Inc	5,948	140
Engineering & Construction - 0.46%			Quest Diagnostics Inc	8,533	476
AECOM Technology Corp (a)	3,373	71	UnitedHealth Group Inc	27,436	1,317
Chicago Bridge & Iron Co NV	3,613	132	Universal Health Services Inc	5,614	224
Fluor Corp	80,974	4,603			$ 3,510
KBR Inc	524	15	Home Furnishings - 0.30%
McDermott International Inc (a)	12,844	141	Tempur-Pedic International Inc (a)	47,666	3,244
		$ 4,962

Entertainment - 0.02%			Housewares - 0.01%
International Game Technology	9,578	168	Toro Co	1,960	106

Environmental Control - 0.02%			Insurance - 0.13%
Waste Connections Inc	6,285	214	Brown & Brown Inc	59,457	1,313

See accompanying notes

328

Schedule of Investments LargeCap Growth Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance (continued)			Metal Fabrication & Hardware (continued)
Erie Indemnity Co	1,731	$ 136	Valmont Industries Inc	1,336	$ 115
		$ 1,449			$ 5,760

Internet - 4.53%			Mining - 0.55%
Amazon.com Inc (a)	52,883	11,291	Allied Nevada Gold Corp (a)	5,636	214
eBay Inc (a)	22,523	717	Freeport-McMoRan Copper & Gold Inc	136,564	5,498
Expedia Inc	7,118	187	Royal Gold Inc	3,432	246
F5 Networks Inc (a)	27,297	2,837			$ 5,958
Google Inc (a)	53,649	31,795
Netflix Inc (a)	3,281	269	Miscellaneous Manufacturing - 1.02%
Priceline.com Inc (a)	2,026	1,029	3M Co	25,825	2,041
Rackspace Hosting Inc (a)	6,449	267	Cooper Industries PLC	6,598	346
Symantec Corp (a)	31,026	528	Danaher Corp	22,058	1,066
TIBCO Software Inc (a)	10,385	300	Donaldson Co Inc	4,562	292
		$ 49,220	Dover Corp	9,071	504
			Eaton Corp	8,093	363
Iron & Steel - 0.48%			Hexcel Corp (a)	66,038	1,632
Allegheny Technologies Inc	6,704	311	Illinois Tool Works Inc	49,012	2,383
Cliffs Natural Resources Inc	70,326	4,797	Ingersoll-Rand PLC	16,592	517
Steel Dynamics Inc	9,973	125	Parker Hannifin Corp	4,181	341
		$ 5,233	Textron Inc	84,709	1,645

Leisure Products & Services - 0.38%					$ 11,130
Harley-Davidson Inc	100,778	3,920	Oil & Gas - 6.02%
Polaris Industries Inc	4,052	257	Anadarko Petroleum Corp	4,699	369
		$ 4,177	Apache Corp	4,556	454
			Atwood Oceanics Inc (a)	683	29
Lodging - 0.60%			Chevron Corp	4,600	483
Las Vegas Sands Corp (a)	13,952	655
			Cimarex Energy Co	1,344	86
Marriott International Inc/DE	11,476	362	Concho Resources Inc (a)	3,682	349
Starwood Hotels & Resorts Worldwide Inc	103,335	5,178	Denbury Resources Inc (a)	20,952	329
Wynn Resorts Ltd	2,818	374	Devon Energy Corp	43,463	2,823
		$ 6,569	EOG Resources Inc	47,635	4,260
Machinery - Construction & Mining - 0.82%			EQT Corp	3,242	206
Caterpillar Inc	26,535	2,506	Exxon Mobil Corp	406,516	31,745
Joy Global Inc	73,255	6,388	Helmerich & Payne Inc	5,529	294
		$ 8,894	HollyFrontier Corp	11,942	366
			Murphy Oil Corp	1,852	103
Machinery - Diversified - 1.58%			Newfield Exploration Co (a)	4,901	197
Babcock & Wilcox Co/The (a)	7,345	162	Noble Energy Inc	47,081	4,206
Cummins Inc	39,893	3,967	Occidental Petroleum Corp	163,643	15,209
Deere & Co	73,594	5,586	Patterson-UTI Energy Inc	1,073	22
Flowserve Corp	3,209	297	QEP Resources Inc	8,684	309
Gardner Denver Inc	27,644	2,137	Range Resources Corp	5,722	394
IDEX Corp	4,647	165	SM Energy Co	3,212	266
Nordson Corp	3,832	178	Southwestern Energy Co (a)	59,882	2,517
Rockwell Automation Inc	58,410	3,951	Whiting Petroleum Corp (a)	7,345	342
Roper Industries Inc	5,666	459			$ 65,358
Wabtec Corp/DE	3,021	203
		$ 17,105	Oil & Gas Services - 3.86%
			Baker Hughes Inc	6,945	403
Media - 1.69%			Cameron International Corp (a)	105,001	5,159
Cablevision Systems Corp	13,722	198	CARBO Ceramics Inc	1,211	164
CBS Corp	92,108	2,377	Core Laboratories NV	22,072	2,390
Comcast Corp - Class A	49,345	1,157	FMC Technologies Inc (a)	8,594	385
DIRECTV (a)	131,744	5,989	Halliburton Co	159,310	5,952
Discovery Communications Inc - A Shares (a)	11,492	499	Hornbeck Offshore Services Inc (a)	27,478	902
DISH Network Corp (a)	9,407	227	Oceaneering International Inc	76,233	3,189
Factset Research Systems Inc	2,766	275	Oil States International Inc (a)	2,696	188
John Wiley & Sons Inc	2,478	118	RPC Inc	2,683	50
Liberty Global Inc - A Shares (a)	9,971	401	Schlumberger Ltd	312,305	22,945
McGraw-Hill Cos Inc/The	10,233	435	Superior Energy Services Inc (a)	4,985	140
Nielsen Holdings NV (a)	4,383	129			$ 41,867
Scripps Networks Interactive	5,533	235
Sirius XM Radio Inc (a)	245,224	439	Packaging & Containers - 0.09%
Time Warner Cable Inc	13,701	873	Ball Corp	10,512	363
Viacom Inc	113,332	4,970	Crown Holdings Inc (a)	9,213	311
		$ 18,322	Rock-Tenn Co	4,335	257
					$ 931
Metal Fabrication & Hardware - 0.53%
Precision Castparts Corp	33,408	5,451	Pharmaceuticals - 6.13%
Timken Co	4,618	194	Abbott Laboratories	430,364	23,183
			Allergan Inc/United States	173,315	14,579

See accompanying notes

329

Schedule of Investments LargeCap Growth Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Pharmaceuticals (continued)			Retail (continued)
AmerisourceBergen Corp	116,975	$ 4,773	Sally Beauty Holdings Inc (a)	5,504	$ 106
Cardinal Health Inc	10,356	459	Starbucks Corp	182,355	7,721
Eli Lilly & Co	13,990	520	Target Corp	2,307	126
Endo Pharmaceuticals Holdings Inc (a)	7,294	236	Tiffany & Co	5,241	418
Express Scripts Inc (a)	160,573	7,343	TJX Cos Inc	145,328	8,564
Herbalife Ltd	7,028	438	Tractor Supply Co	24,903	1,767
Johnson & Johnson	22,810	1,469	Ulta Salon Cosmetics & Fragrance Inc (a)	2,837	191
McKesson Corp	10,268	837	Walgreen Co	37,966	1,260
Mead Johnson Nutrition Co	26,733	1,921	Wal-Mart Stores Inc	48,024	2,724
Medco Health Solutions Inc (a)	134,732	7,391	Williams-Sonoma Inc	3,424	129
Mylan Inc/PA (a)	25,112	491	Yum! Brands Inc	18,999	1,018
Perrigo Co	22,450	2,027			$ 96,885
Sanofi-Aventis SA - Rights (a)	7,501	7
SXC Health Solutions Corp (a)	3,908	183	Savings & Loans - 0.01%
Warner Chilcott PLC (a)	9,680	175	Hudson City Bancorp Inc	2,341	15
Watson Pharmaceuticals Inc (a)	7,453	501	People's United Financial Inc	4,414	56
		$ 66,533			$ 71

Pipelines - 0.06%			Semiconductors - 4.52%
			Advanced Micro Devices Inc (a)	38,470	224
El Paso Corp	25,741	644
			Altera Corp	13,147	499
			Analog Devices Inc	12,226	447
Real Estate - 0.24%			Applied Materials Inc	5,198	64
CBRE Group Inc (a)	145,927	2,595	Atmel Corp (a)	26,800	283
			Avago Technologies Ltd	88,396	2,985
REITS - 0.96%			Broadcom Corp	206,298	7,445
			Cree Inc (a)	46,783	1,246
Apartment Investment & Management Co	5,035	124
AvalonBay Communities Inc	20,660	2,762	Cypress Semiconductor Corp	10,445	200
Boston Properties Inc	4,724	468	Intersil Corp	3,915	47
Camden Property Trust	2,989	181	KLA-Tencor Corp	59,643	2,808
			Lam Research Corp (a)	7,573	326
Digital Realty Trust Inc	5,947	371
Equity Residential	1,064	62	Linear Technology Corp	124,029	4,008
			LSI Corp (a)	11,447	72
Essex Property Trust Inc	1,138	162
Federal Realty Investment Trust	2,940	261	Maxim Integrated Products Inc	17,883	468
			NVIDIA Corp (a)	24,617	364
Macerich Co/The	2,768	138	ON Semiconductor Corp (a)	26,552	201
Plum Creek Timber Co Inc	6,111	230	QLogic Corp (a)	6,540	91
Public Storage Inc	5,240	676
Rayonier Inc	7,617	318	Qualcomm Inc	405,681	20,933
			Skyworks Solutions Inc (a)	11,171	221
Simon Property Group Inc	31,189	4,006
UDR Inc	717	18	Texas Instruments Inc	29,988	922
Ventas Inc	9,720	541	Xilinx Inc	154,941	5,184
Vornado Realty Trust	1,268	105			$ 49,038
		$ 10,423	Software - 6.33%
			Adobe Systems Inc (a)	20,715	609
Retail - 8.92%			BMC Software Inc (a)	10,989	382
Abercrombie & Fitch Co	4,053	302
Advance Auto Parts Inc	4,944	322	Broadridge Financial Solutions Inc	7,356	164
			Cerner Corp (a)	33,891	2,150
AutoZone Inc (a)	1,086	351
			Check Point Software Technologies Ltd (a)	64,774	3,733
Bed Bath & Beyond Inc (a)	108,406	6,703
			Citrix Systems Inc (a)	7,528	548
Big Lots Inc (a)	1,620	61
			Compuware Corp (a)	10,106	85
Brinker International Inc	5,240	120
Chico's FAS Inc	7,345	91	Dun & Bradstreet Corp/The	3,024	202
			Electronic Arts Inc (a)	127,390	2,975
Chipotle Mexican Grill Inc (a)	8,340	2,803
			Fiserv Inc (a)	7,199	424
Copart Inc (a)	3,531	154
			Informatica Corp (a)	6,620	301
Costco Wholesale Corp	155,435	12,940
Dick's Sporting Goods Inc	5,528	216	Intuit Inc	12,547	673
Dollar General Corp (a)	72,997	2,895	Microsoft Corp	641,202	17,075
Dollar Tree Inc (a)	4,981	398	Oracle Corp	873,500	28,625
			QLIK Technologies Inc (a)	58,330	1,667
DSW Inc	1,250	65	Red Hat Inc (a)	92,456	4,590
Family Dollar Stores Inc	7,567	444	Salesforce.com Inc (a)	30,558	4,069
Home Depot Inc	164,966	5,906	VMware Inc (a)	5,265	515
Kohl's Corp	10,026	531
Ltd Brands Inc	81,696	3,489			$ 68,787
Lululemon Athletica Inc (a)	14,820	837	Telecommunications - 1.87%
Macy's Inc	152,411	4,653	American Tower Corp (a)	15,678	864
McDonald's Corp	265,449	24,648	Cisco Systems Inc	441,257	8,176
Nordstrom Inc	6,729	341	Crown Castle International Corp (a)	147,263	6,091
O'Reilly Automotive Inc (a)	47,751	3,631	Harris Corp	2,142	81
Panera Bread Co (a)	1,692	226	JDS Uniphase Corp (a)	14,315	172
PetSmart Inc	6,699	315	Juniper Networks Inc (a)	21,680	530
Ross Stores Inc	4,775	419	MetroPCS Communications Inc (a)	17,379	148

See accompanying notes

330

Schedule of Investments
LargeCap Growth Fund II
October 31, 2011

			Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000's)	Sector	Percent
			Consumer, Non-cyclical	24 .85%
Telecommunications (continued)			Technology	20 .94%
NeuStar Inc (a)	4,522	$ 144	Consumer, Cyclical	12 .84%
NII Holdings Inc (a)	8,166	192	Industrial	10 .66%
Polycom Inc (a)	75,344	1,245	Energy	10 .06%
tw telecom inc (a)	7,611	141	Communications	8 .78%
Verizon Communications Inc	25,936	959	Financial	6 .37%
Windstream Corp	128,764	1,567	Basic Materials	4 .02%
		$ 20,310	Utilities	0 .02%
			Other Assets in Excess of Liabilities, Net	1 .46%
Toys, Games & Hobbies - 0.04%			TOTAL NET ASSETS	100.00%
Mattel Inc	16,314	461

Transportation - 2.41%
CH Robinson Worldwide Inc	5,708	396
CSX Corp	39,672	881
Expeditors International of Washington Inc	7,563	345
Kirby Corp (a)	27,167	1,672
Landstar System Inc	2,975	133
Union Pacific Corp	51,650	5,143
United Parcel Service Inc	250,362	17,585
		$ 26,155
TOTAL COMMON STOCKS		$ 1,032,351
	Maturity
REPURCHASE AGREEMENTS - 3.48%	Amount (000's)	Value (000's)

Banks - 3.48%
Investment in Joint Trading Account; Credit	$ 11,374	$ 11,374
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $11,601,017; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	13,648	13,648
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$13,921,219; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	12,805	12,805
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $13,061,166; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 37,827
TOTAL REPURCHASE AGREEMENTS		$ 37,827
Total Investments		$ 1,070,178
Other Assets in Excess of Liabilities, Net - 1.46%		$ 15,863
TOTAL NET ASSETS - 100.00%		$ 1,086,041

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 133,803
Unrealized Depreciation	(25,280)
Net Unrealized Appreciation (Depreciation)	$ 108,523
Cost for federal income tax purposes	$ 961,655

All dollar amounts are shown in thousands (000's)

See accompanying notes

331

Schedule of Investments
LargeCap Growth Fund II
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	855 $	50,564	$ 53,408	$ 2,844
					$ 2,844
All dollar amounts are shown in thousands (000's)

See accompanying notes

332

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS - 98.15%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.15%			Beverages (continued)
Interpublic Group of Cos Inc	94,467	$ 896	Coca-Cola Enterprises Inc	62,968	$ 1,689
Omnicom Group Inc	55,172	2,454	Constellation Brands Inc (a)	34,346	695
		$ 3,350	Dr Pepper Snapple Group Inc	42,831	1,604
			Molson Coors Brewing Co	32,166	1,362
Aerospace & Defense - 1.94%			PepsiCo Inc	312,428	19,667
Boeing Co/The	146,302	9,625			$ 58,980
General Dynamics Corp	71,417	4,584
Goodrich Corp	24,678	3,026	Biotechnology - 1.29%
L-3 Communications Holdings Inc	20,805	1,410	Amgen Inc	182,428	10,448
Lockheed Martin Corp	54,330	4,124	Biogen Idec Inc (a)	47,882	5,571
Northrop Grumman Corp	54,892	3,170	Celgene Corp (a)	90,575	5,872
Raytheon Co	69,808	3,085	Gilead Sciences Inc (a)	152,296	6,345
Rockwell Collins Inc	30,336	1,694	Life Technologies Corp (a)	35,625	1,449
United Technologies Corp	179,393	13,989			$ 29,685

		$ 44,707	Building Materials - 0.03%
Agriculture - 1.95%			Masco Corp	70,654	678
Altria Group Inc	408,890	11,265
Archer-Daniels-Midland Co	133,412	3,861
Lorillard Inc	27,329	3,024	Chemicals - 2.19%
Philip Morris International Inc	346,758	24,228	Air Products & Chemicals Inc	42,075	3,624
			Airgas Inc	13,437	927
Reynolds American Inc	66,743	2,582	CF Industries Holdings Inc	14,165	2,299
		$ 44,960	Dow Chemical Co/The	233,189	6,501
Airlines - 0.06%			Eastman Chemical Co	27,717	1,089
Southwest Airlines Co	158,720	1,357	Ecolab Inc	45,792	2,465
			EI du Pont de Nemours & Co	184,089	8,849
			FMC Corp	14,146	1,116
Apparel - 0.67%			International Flavors & Fragrances Inc	15,966	967
Coach Inc	57,057	3,713	Monsanto Co	105,564	7,680
Nike Inc	74,990	7,225	Mosaic Co/The	54,667	3,201
Ralph Lauren Corp	12,778	2,029	PPG Industries Inc	31,096	2,687
VF Corp	17,111	2,365	Praxair Inc	59,650	6,065
		$ 15,332	Sherwin-Williams Co/The	17,414	1,440
Automobile Manufacturers - 0.52%			Sigma-Aldrich Corp	24,101	1,578
Ford Motor Co	750,139	8,762			$ 50,488
PACCAR Inc	72,158	3,120	Coal - 0.23%
		$ 11,882	Alpha Natural Resources Inc (a)	44,700	1,074
Automobile Parts & Equipment - 0.22%			Consol Energy Inc	44,762	1,914
Goodyear Tire & Rubber Co/The (a)	48,240	693	Peabody Energy Corp	53,464	2,319
Johnson Controls Inc	134,190	4,419			$ 5,307
		$ 5,112	Commercial Services - 1.55%
Banks - 6.38%			Apollo Group Inc (a)	24,203	1,146
Bank of America Corp	2,000,650	13,664	Automatic Data Processing Inc	96,669	5,059
Bank of New York Mellon Corp/The	243,350	5,178	DeVry Inc	12,157	458
BB&T Corp	137,607	3,212	Equifax Inc	24,165	849
Capital One Financial Corp	90,687	4,141	H&R Block Inc	60,362	923
Citigroup Inc	576,044	18,197	Iron Mountain Inc	40,104	1,241
Comerica Inc	39,673	1,014	Mastercard Inc	21,070	7,316
Fifth Third Bancorp	181,585	2,181	Monster Worldwide Inc (a)	25,502	235
First Horizon National Corp	52,059	364	Moody's Corp	39,731	1,410
Goldman Sachs Group Inc/The	99,851	10,939	Paychex Inc	63,623	1,854
Huntington Bancshares Inc/OH	170,432	883	Quanta Services Inc (a)	41,897	875
JP Morgan Chase & Co	769,726	26,756	Robert Half International Inc	28,600	756
KeyCorp	188,108	1,328	RR Donnelley & Sons Co	37,074	604
M&T Bank Corp	24,795	1,887	SAIC Inc (a)	54,527	678
Morgan Stanley	293,060	5,169	Total System Services Inc	32,329	643
Northern Trust Corp	47,575	1,925	Visa Inc	100,984	9,418
PNC Financial Services Group Inc	103,887	5,580	Western Union Co/The	123,917	2,165
Regions Financial Corp	248,504	977			$ 35,630
State Street Corp	99,503	4,019	Computers - 7.19%
SunTrust Banks Inc	105,987	2,091	Accenture PLC - Class A	127,218	7,666
US Bancorp	379,217	9,704	Apple Inc (a),(b)	183,021	74,083
Wells Fargo & Co	1,042,314	27,006	Cognizant Technology Solutions Corp (a)	59,946	4,361
Zions Bancorporation	36,384	632	Computer Sciences Corp	30,609	963
		$ 146,847	Dell Inc (a)	306,140	4,840
Beverages - 2.56%			EMC Corp/Massachusetts (a)	407,649	9,992
Beam Inc	30,494	1,507	Hewlett-Packard Co	409,467	10,896
Brown-Forman Corp	19,912	1,488	IBM Corp	235,767	43,530
Coca-Cola Co/The	453,281	30,968	Lexmark International Inc	15,646	496

See accompanying notes

333

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Electric (continued)
NetApp Inc (a)	72,731	$ 2,979	Wisconsin Energy Corp	46,144	$ 1,496
SanDisk Corp (a)	47,227	2,393	Xcel Energy Inc	95,658	2,473
Teradata Corp (a)	33,225	1,982			$ 75,923
Western Digital Corp (a)	46,035	1,226
		$ 165,407	Electrical Components & Equipment - 0.34%
			Emerson Electric Co	147,015	7,074
Consumer Products - 0.33%			Molex Inc	27,004	667
Avery Dennison Corp	20,917	556			$ 7,741
Clorox Co/The	25,955	1,738
Kimberly-Clark Corp	77,347	5,392	Electronics - 1.16%
			Agilent Technologies Inc (a)	68,545	2,541
		$ 7,686	Amphenol Corp	33,544	1,593
Cosmetics & Personal Care - 2.05%			FLIR Systems Inc	31,533	829
Avon Products Inc	85,028	1,554	Honeywell International Inc	154,462	8,094
Colgate-Palmolive Co	96,041	8,679	Jabil Circuit Inc	35,974	740
Estee Lauder Cos Inc/The	22,323	2,198	PerkinElmer Inc	22,324	461
Procter & Gamble Co	542,447	34,711	TE Connectivity Ltd	85,557	3,041
		$ 47,142	Thermo Fisher Scientific Inc (a)	75,387	3,790
			Tyco International Ltd	91,672	4,176
Distribution & Wholesale - 0.26%			Waters Corp (a)	18,035	1,445
Fastenal Co	58,261	2,219			$ 26,710
Genuine Parts Co	30,948	1,777
WW Grainger Inc	12,004	2,057	Energy - Alternate Sources - 0.03%
		$ 6,053	First Solar Inc (a)	11,586	577

Diversified Financial Services - 1.70%
American Express Co	205,029	10,379	Engineering & Construction - 0.13%
Ameriprise Financial Inc	46,605	2,176	Fluor Corp	34,312	1,951
BlackRock Inc	19,800	3,124	Jacobs Engineering Group Inc (a)	25,181	977
Charles Schwab Corp/The	212,779	2,613			$ 2,928
CME Group Inc	13,200	3,637
Discover Financial Services	107,723	2,538	Entertainment - 0.04%
E*Trade Financial Corp (a)	50,112	544	International Game Technology	58,928	1,037
Federated Investors Inc	18,323	358
Franklin Resources Inc	28,734	3,064	Environmental Control - 0.27%
IntercontinentalExchange Inc (a)	14,503	1,884	Republic Services Inc	63,183	1,798
Invesco Ltd	89,009	1,786	Stericycle Inc (a)	17,000	1,421
Janus Capital Group Inc	36,826	242	Waste Management Inc	93,190	3,069
Legg Mason Inc	25,880	712			$ 6,288
NASDAQ OMX Group Inc/The (a)	25,169	630
NYSE Euronext	51,683	1,373	Food - 1.98%
SLM Corp	101,529	1,388	Campbell Soup Co	35,487	1,180
T Rowe Price Group Inc	50,611	2,674	ConAgra Foods Inc	81,846	2,073
			Dean Foods Co (a)	36,255	353
		$ 39,122	General Mills Inc	127,647	4,918
Electric - 3.30%			Hershey Co/The	30,531	1,747
AES Corp/The (a)	129,744	1,456	HJ Heinz Co	63,379	3,387
Ameren Corp	47,708	1,521	Hormel Foods Corp	27,430	808
American Electric Power Co Inc	95,208	3,740	JM Smucker Co/The	22,474	1,731
CMS Energy Corp	49,706	1,035	Kellogg Co	49,310	2,673
Consolidated Edison Inc	57,818	3,346	Kraft Foods Inc	348,654	12,266
Constellation Energy Group Inc	39,744	1,578	Kroger Co/The	119,457	2,769
Dominion Resources Inc/VA	112,370	5,797	McCormick & Co Inc/MD	26,113	1,268
DTE Energy Co	33,428	1,742	Safeway Inc	69,095	1,338
Duke Energy Corp	262,916	5,369	Sara Lee Corp	116,245	2,069
Edison International	64,320	2,611	SUPERVALU Inc	41,892	336
Entergy Corp	34,899	2,414	Sysco Corp	117,007	3,244
Exelon Corp	130,825	5,807	Tyson Foods Inc	58,526	1,130
FirstEnergy Corp	82,562	3,712	Whole Foods Market Inc	31,131	2,245
Integrys Energy Group Inc	15,382	814			$ 45,535
NextEra Energy Inc	83,376	4,702
Northeast Utilities	34,921	1,207	Forest Products & Paper - 0.14%
NRG Energy Inc (a)	47,626	1,020	International Paper Co	86,290	2,390
Pepco Holdings Inc	44,694	885	MeadWestvaco Corp	33,696	941
PG&E Corp	79,409	3,407			$ 3,331
Pinnacle West Capital Corp	21,540	982	Gas - 0.26%
PPL Corp	114,056	3,350	CenterPoint Energy Inc	84,070	1,752
Progress Energy Inc	58,159	3,030	Nicor Inc	8,991	506
Public Service Enterprise Group Inc	99,873	3,366	NiSource Inc	55,397	1,223
SCANA Corp	22,669	958	Sempra Energy	47,291	2,541
Southern Co	169,313	7,314			$ 6,022
TECO Energy Inc	42,587	791

See accompanying notes

334

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Hand & Machine Tools - 0.12%			Insurance (continued)
Snap-on Inc	11,488	$ 617	Torchmark Corp	20,745	$ 849
Stanley Black & Decker Inc	33,236	2,122	Travelers Cos Inc/The	82,665	4,823
		$ 2,739	Unum Group	59,907	1,428
			XL Group PLC	64,814	1,409
Healthcare - Products - 1.84%					$ 81,891
Baxter International Inc	112,182	6,168
Becton Dickinson and Co	42,927	3,358	Internet - 2.99%
Boston Scientific Corp (a)	302,176	1,780	Akamai Technologies Inc (a)	36,399	981
CareFusion Corp (a)	44,144	1,130	Amazon.com Inc (a)	71,690	15,307
Covidien PLC	97,412	4,582	eBay Inc (a)	226,433	7,207
CR Bard Inc	17,105	1,470	Expedia Inc	38,441	1,009
DENTSPLY International Inc	27,900	1,031	F5 Networks Inc (a)	15,937	1,657
Edwards Lifesciences Corp (a)	22,694	1,712	Google Inc (a)	49,719	29,466
Hospira Inc (a)	32,547	1,024	Netflix Inc (a)	10,371	851
Intuitive Surgical Inc (a)	7,716	3,348	Priceline.com Inc (a)	9,825	4,988
Medtronic Inc	208,465	7,242	Symantec Corp (a)	148,010	2,518
Patterson Cos Inc	18,474	581	VeriSign Inc	32,849	1,054
St Jude Medical Inc	65,048	2,537	Yahoo! Inc (a)	249,257	3,898
Stryker Corp	65,162	3,122			$ 68,936
Varian Medical Systems Inc (a)	23,134	1,358
Zimmer Holdings Inc (a)	37,602	1,979	Iron & Steel - 0.27%
		$ 42,422	AK Steel Holding Corp	21,768	181
			Allegheny Technologies Inc	20,993	974
Healthcare - Services - 1.27%			Cliffs Natural Resources Inc	28,826	1,966
Aetna Inc	73,616	2,927	Nucor Corp	62,482	2,361
CIGNA Corp	53,341	2,365	United States Steel Corp	28,427	721
Coventry Health Care Inc (a)	29,327	933			$ 6,203
DaVita Inc (a)	18,438	1,291
Humana Inc	32,935	2,796	Leisure Products & Services - 0.22%
Laboratory Corp of America Holdings (a)	19,987	1,676	Carnival Corp	91,272	3,214
Quest Diagnostics Inc	31,248	1,744	Harley-Davidson Inc	46,671	1,815
Tenet Healthcare Corp (a)	93,486	442			$ 5,029
UnitedHealth Group Inc	212,449	10,195	Lodging - 0.29%
WellPoint Inc	71,199	4,905	Marriott International Inc/DE	52,892	1,666
		$ 29,274	Starwood Hotels & Resorts Worldwide Inc	37,936	1,901
Holding Companies - Diversified - 0.05%			Wyndham Worldwide Corp	32,394	1,091
Leucadia National Corp	39,110	1,049	Wynn Resorts Ltd	15,787	2,096
					$ 6,754

Home Builders - 0.06%			Machinery - Construction & Mining - 0.60%
DR Horton Inc	54,900	611	Caterpillar Inc	127,542	12,048
Lennar Corp	31,745	525	Joy Global Inc	20,748	1,809
Pulte Group Inc (a)	66,510	345			$ 13,857
		$ 1,481	Machinery - Diversified - 0.63%
Home Furnishings - 0.06%			Cummins Inc	38,437	3,822
Harman International Industries Inc	13,805	596	Deere & Co	81,714	6,202
Whirlpool Corp	15,082	766	Flowserve Corp	11,003	1,020
		$ 1,362	Rockwell Automation Inc	28,272	1,913
			Roper Industries Inc	18,966	1,538
Housewares - 0.04%					$ 14,495
Newell Rubbermaid Inc	57,526	851
			Media - 2.91%
			Cablevision Systems Corp	44,420	643
Insurance - 3.56%			CBS Corp	132,244	3,413
ACE Ltd	66,720	4,814	Comcast Corp - Class A	542,713	12,727
Aflac Inc	92,224	4,158	DIRECTV (a)	145,748	6,626
Allstate Corp/The	101,986	2,686	Discovery Communications Inc - A Shares (a)	54,034	2,348
American International Group Inc (a)	86,232	2,129	Gannett Co Inc	47,536	556
Aon Corp	64,494	3,007	McGraw-Hill Cos Inc/The	59,481	2,528
Assurant Inc	18,649	719	News Corp - Class A	451,169	7,904
Berkshire Hathaway Inc - Class B (a)	347,175	27,031	Scripps Networks Interactive	19,479	827
Chubb Corp/The	56,446	3,785	Time Warner Cable Inc	64,196	4,089
Cincinnati Financial Corp	32,207	932	Time Warner Inc	206,253	7,217
Genworth Financial Inc (a)	96,874	618	Viacom Inc	113,433	4,974
Hartford Financial Services Group Inc	87,936	1,693	Walt Disney Co/The	366,401	12,780
Lincoln National Corp	60,871	1,160	Washington Post Co/The	986	335
Loews Corp	61,427	2,439			$ 66,967
Marsh & McLennan Cos Inc	106,932	3,274
MetLife Inc	208,764	7,340	Metal Fabrication & Hardware - 0.20%
Progressive Corp/The	126,088	2,397	Precision Castparts Corp	28,433	4,639
Prudential Financial Inc	95,943	5,200

See accompanying notes

335

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Mining - 0.76%			Packaging & Containers (continued)
Alcoa Inc	210,084	$ 2,261	Owens-Illinois Inc (a)	32,416	$ 651
Freeport-McMoRan Copper & Gold Inc	187,125	7,534	Sealed Air Corp	31,828	566
Newmont Mining Corp	97,558	6,520			$ 2,907
Titanium Metals Corp	16,503	276
Vulcan Materials Co	25,511	798	Pharmaceuticals - 6.55%
		$ 17,389	Abbott Laboratories	307,290	16,554
			Allergan Inc/United States	60,707	5,107
Miscellaneous Manufacturing - 3.05%			AmerisourceBergen Corp	53,155	2,169
3M Co	140,072	11,069	Bristol-Myers Squibb Co	336,722	10,637
Danaher Corp	112,331	5,431	Cardinal Health Inc	68,028	3,012
Dover Corp	36,724	2,039	Eli Lilly & Co	201,119	7,473
Eaton Corp	67,338	3,018	Express Scripts Inc (a)	96,378	4,407
General Electric Co	2,092,653	34,968	Forest Laboratories Inc (a)	54,201	1,696
Illinois Tool Works Inc	97,012	4,718	Johnson & Johnson	540,984	34,834
Ingersoll-Rand PLC	65,339	2,034	McKesson Corp	48,624	3,965
ITT Corp	36,581	1,668	Mead Johnson Nutrition Co	40,261	2,893
Leggett & Platt Inc	27,950	612	Medco Health Solutions Inc (a)	76,111	4,175
Pall Corp	22,963	1,175	Merck & Co Inc	608,192	20,983
Parker Hannifin Corp	30,611	2,497	Mylan Inc/PA (a)	84,150	1,647
Textron Inc	54,749	1,063	Pfizer Inc (b)	1,540,248	29,665
		$ 70,292	Watson Pharmaceuticals Inc (a)	24,835	1,668

Office & Business Equipment - 0.13%					$ 150,885
Pitney Bowes Inc	39,906	813	Pipelines - 0.54%
Xerox Corp	277,065	2,267	El Paso Corp	152,058	3,803
		$ 3,080	Oneok Inc	20,439	1,554
			Spectra Energy Corp	128,374	3,675
Oil & Gas - 9.49%			Williams Cos Inc	116,256	3,501
Anadarko Petroleum Corp	98,274	7,714			$ 12,533
Apache Corp	75,793	7,551
Cabot Oil & Gas Corp	20,628	1,603	Publicly Traded Investment Fund - 0.30%
Chesapeake Energy Corp	130,459	3,668	iShares S&P 500 Index Fund/US	54,251	6,825
Chevron Corp	395,417	41,539
ConocoPhillips	271,054	18,879
Denbury Resources Inc (a)	79,429	1,247	Real Estate - 0.05%
			CBRE Group Inc (a)	64,179	1,141
Devon Energy Corp	82,223	5,340
Diamond Offshore Drilling Inc	13,723	899
EOG Resources Inc	53,031	4,743	REITS - 1.77%
EQT Corp	29,505	1,874	Apartment Investment & Management Co	23,848	588
Exxon Mobil Corp (b)	959,849	74,955	AvalonBay Communities Inc	18,565	2,482
Helmerich & Payne Inc	21,140	1,124	Boston Properties Inc	29,001	2,871
Hess Corp	59,717	3,736	Equity Residential	58,531	3,434
Marathon Oil Corp	140,955	3,669	HCP Inc	80,383	3,203
Marathon Petroleum Corp	70,378	2,527	Health Care REIT Inc	35,030	1,846
Murphy Oil Corp	38,202	2,115	Host Hotels & Resorts Inc	139,402	1,989
Nabors Industries Ltd (a)	56,754	1,040	Kimco Realty Corp	80,344	1,404
Newfield Exploration Co (a)	26,119	1,052	Plum Creek Timber Co Inc	31,978	1,204
Noble Corp (a)	49,825	1,791	ProLogis Inc	90,613	2,697
Noble Energy Inc	34,846	3,113	Public Storage Inc	27,964	3,609
Occidental Petroleum Corp	160,452	14,912	Simon Property Group Inc	57,960	7,444
Pioneer Natural Resources Co	23,055	1,934	Ventas Inc	56,839	3,161
QEP Resources Inc	34,923	1,242	Vornado Realty Trust	36,409	3,015
Range Resources Corp	31,795	2,189	Weyerhaeuser Co	106,340	1,912
Rowan Cos Inc (a)	25,156	868			$ 40,859
Southwestern Energy Co (a)	68,698	2,888
Sunoco Inc	21,320	794	Retail - 5.94%
Tesoro Corp (a)	28,405	737	Abercrombie & Fitch Co	17,163	1,277
			AutoNation Inc (a)	9,784	381
Valero Energy Corp	112,947	2,778	AutoZone Inc (a)	5,743	1,858
		$ 218,521	Bed Bath & Beyond Inc (a)	48,304	2,987
Oil & Gas Services - 1.82%			Best Buy Co Inc	59,791	1,568
Baker Hughes Inc	86,112	4,994	Big Lots Inc (a)	12,941	488
Cameron International Corp (a)	48,380	2,377	CarMax Inc (a)	44,669	1,343
FMC Technologies Inc (a)	47,414	2,125	Chipotle Mexican Grill Inc (a)	6,188	2,080
Halliburton Co	181,549	6,783	Costco Wholesale Corp	86,430	7,195
National Oilwell Varco Inc	83,640	5,966	CVS Caremark Corp	265,490	9,637
Schlumberger Ltd	266,384	19,571	Darden Restaurants Inc	26,569	1,272
		$ 41,816	Family Dollar Stores Inc	23,737	1,392
			GameStop Corp (a)	27,456	702
Packaging & Containers - 0.13%			Gap Inc/The	68,491	1,295
Ball Corp	32,287	1,116	Home Depot Inc	308,813	11,056
Bemis Co Inc	20,414	574	JC Penney Co Inc	28,215	905

See accompanying notes

336

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Telecommunications (continued)
Kohl's Corp	55,491	$ 2,942	Harris Corp	23,731	$ 896
Lowe's Cos Inc	248,845	5,231	JDS Uniphase Corp (a)	45,024	540
Ltd Brands Inc	48,882	2,088	Juniper Networks Inc (a)	105,217	2,575
Macy's Inc	84,318	2,574	MetroPCS Communications Inc (a)	57,880	492
McDonald's Corp	203,682	18,912	Motorola Mobility Holdings Inc (a)	51,636	2,008
Nordstrom Inc	32,319	1,638	Motorola Solutions Inc	59,611	2,796
O'Reilly Automotive Inc (a)	26,837	2,041	Sprint Nextel Corp (a)	591,140	1,519
Ross Stores Inc	22,821	2,002	Tellabs Inc	72,033	312
Sears Holdings Corp (a)	7,597	594	Verizon Communications Inc	558,796	20,664
Staples Inc	140,004	2,094	Windstream Corp	100,674	1,225
Starbucks Corp	147,290	6,236			$ 101,695
Target Corp	133,299	7,298
Tiffany & Co	25,126	2,003	Textiles - 0.03%
TJX Cos Inc	75,211	4,432	Cintas Corp	22,016	658
Urban Outfitters Inc (a)	23,397	638
Walgreen Co	178,742	5,934	Toys, Games & Hobbies - 0.12%
Wal-Mart Stores Inc	347,011	19,683	Hasbro Inc	23,873	909
Yum! Brands Inc	91,681	4,911	Mattel Inc	67,691	1,911
		$ 136,687			$ 2,820

Savings & Loans - 0.07%			Transportation - 1.86%
Hudson City Bancorp Inc	104,136	651	CH Robinson Worldwide Inc	32,555	2,260
People's United Financial Inc	74,327	948	CSX Corp	216,224	4,802
		$ 1,599	Expeditors International of Washington Inc	41,869	1,909
			FedEx Corp	62,586	5,122

Semiconductors - 3.15%			Norfolk Southern Corp	68,655	5,080
Advanced Micro Devices Inc (a)	114,642	668	Ryder System Inc	10,094	514
Altera Corp	63,962	2,425	Union Pacific Corp	96,356	9,594
Analog Devices Inc	59,113	2,162
Applied Materials Inc	260,099	3,204	United Parcel Service Inc	193,621	13,600
Broadcom Corp	95,055	3,431			$ 42,881
Intel Corp	1,036,620	25,439	TOTAL COMMON STOCKS		$ 2,259,471
KLA-Tencor Corp	32,968	1,552		Maturity
Linear Technology Corp	44,992	1,454	REPURCHASE AGREEMENTS - 1.81%	Amount (000's)	Value (000's)
LSI Corp (a)	113,094	707	Banks - 1.81%
MEMC Electronic Materials Inc (a)	45,491	272	Investment in Joint Trading Account; Credit	$ 12,555	$ 12,555
Microchip Technology Inc	37,627	1,361	Suisse Repurchase Agreement; 0.08%
Micron Technology Inc (a)	198,200	1,108	dated 10/31/11 maturing 11/01/11
Novellus Systems Inc (a)	13,746	475	(collateralized by US Government
NVIDIA Corp (a)	119,184	1,764	Securities; $12,805,661; 0.00%; dated
Qualcomm Inc	331,604	17,111	05/15/12 - 08/15/35)
Teradyne Inc (a)	36,755	526	Investment in Joint Trading Account; Deutsche	15,066	15,065
Texas Instruments Inc	228,076	7,009	Bank Repurchase Agreement; 0.10% dated
Xilinx Inc	52,346	1,751	10/31/11 maturing 11/01/11 (collateralized
		$ 72,419	by US Government Securities;
Software - 3.94%			$15,366,794; 0.00% - 0.05%; dated
Adobe Systems Inc (a)	97,496	2,867	12/21/11 - 10/15/29)
Autodesk Inc (a)	45,173	1,563	Investment in Joint Trading Account; Merrill	14,135	14,135
BMC Software Inc (a)	34,650	1,204	Lynch Repurchase Agreement; 0.09%
CA Inc	74,725	1,619	dated 10/31/11 maturing 11/01/11
Cerner Corp (a)	28,701	1,820	(collateralized by US Government
Citrix Systems Inc (a)	37,170	2,707	Securities; $14,417,434; 0.00% - 8.13%;
Compuware Corp (a)	43,154	365	dated 11/25/11 - 09/15/60)
Dun & Bradstreet Corp/The	9,711	649			$ 41,755
Electronic Arts Inc (a)	65,994	1,541	TOTAL REPURCHASE AGREEMENTS		$ 41,755
Fidelity National Information Services Inc	48,931	1,281	Total Investments		$ 2,301,226
Fiserv Inc (a)	27,944	1,645	Other Assets in Excess of Liabilities, Net - 0.04%		$ 828
Intuit Inc	60,014	3,221	TOTAL NET ASSETS - 100.00%		$ 2,302,054
Microsoft Corp	1,472,047	39,201
Oracle Corp	780,002	25,561
Red Hat Inc (a)	38,105	1,892	(a) Non-Income Producing Security
Salesforce.com Inc (a)	26,750	3,562	(b)	Security or a portion of the security was pledged to cover margin
		$ 90,698	requirements for futures contracts. At the end of the period, the value of
			these securities totaled $44,640 or 1.94% of net assets.
Telecommunications - 4.42%
American Tower Corp (a)	78,128	4,305
AT&T Inc	1,169,874	34,290
CenturyLink Inc	121,695	4,291
Cisco Systems Inc	1,085,813	20,120
Corning Inc	310,161	4,432
Frontier Communications Corp	196,469	1,230

See accompanying notes

337

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 405,012
Unrealized Depreciation		(186,710)
Net Unrealized Appreciation (Depreciation)	$ 218,302
Cost for federal income tax purposes	$ 2,082,924

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21 .36%
Financial		15 .34%
Technology		14 .41%
Energy		12 .11%
Communications		10 .47%
Industrial		10 .46%
Consumer, Cyclical		8 .54%
Utilities		3 .56%
Basic Materials		3 .36%
Exchange Traded Funds		0 .30%
Diversified		0 .05%
Other Assets in Excess of Liabilities, Net		0 .04%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	676 $	41,789	$ 42,226	$ 437
$ 437

All dollar amounts are shown in thousands (000's)

See accompanying notes

338

Schedule of Investments LargeCap Value Fund October 31, 2011

COMMON STOCKS - 97.65%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.67%			Food (continued)
General Dynamics Corp	168,914	$ 10,843	Tyson Foods Inc	849,292	$ 16,392
United Technologies Corp	179,943	14,032			$ 30,810

		$ 24,875	Forest Products & Paper - 1.07%
Agriculture - 1.77%			International Paper Co	575,784	15,949
Lorillard Inc	112,513	12,451

Philip Morris International Inc	200,819	14,031	Gas - 0.85%
		$ 26,482	NiSource Inc	576,409	12,733
Airlines - 0.53%
Southwest Airlines Co	931,602	7,965	Healthcare - Services - 4.62%
			Aetna Inc	476,824	18,959
Apparel - 1.12%			Humana Inc	230,593	19,575
VF Corp	120,818	16,699	UnitedHealth Group Inc	633,197	30,387
					$ 68,921

Automobile Manufacturers - 0.67%			Insurance - 6.98%
Navistar International Corp (a)	236,509	9,950	ACE Ltd	352,225	25,413
			Berkshire Hathaway Inc - Class B (a)	82,799	6,447
			Chubb Corp/The	313,696	21,033

Automobile Parts & Equipment - 0.88%			Lincoln National Corp	529,170	10,081
TRW Automotive Holdings Corp (a)	312,858	13,171	Protective Life Corp	599,748	11,155
			Prudential Financial Inc	299,818	16,250
Banks - 12.07%			Reinsurance Group of America Inc	265,585	13,872
Capital One Financial Corp	470,900	21,501			$ 104,251
Citigroup Inc	679,737	21,473
East West Bancorp Inc	644,465	12,548	Internet - 2.16%
Goldman Sachs Group Inc/The	86,726	9,501	IAC/InterActiveCorp	396,208	16,177
			Symantec Corp (a)	941,586	16,017
JP Morgan Chase & Co	1,492,382	51,875
KeyCorp	1,933,030	13,647			$ 32,194
M&T Bank Corp	199,519	15,186	Machinery - Diversified - 0.87%
Morgan Stanley	254,878	4,496	AGCO Corp (a)	298,009	13,062
Wells Fargo & Co	1,158,896	30,027
		$ 180,254
			Media - 3.79%
Beverages - 0.84%			CBS Corp	604,563	15,604
Constellation Brands Inc (a)	616,933	12,474	Comcast Corp - Class A	1,412,807	33,130
			Viacom Inc	180,483	7,914
Chemicals - 1.24%					$ 56,648
CF Industries Holdings Inc	114,263	18,541	Mining - 0.95%
			Freeport-McMoRan Copper & Gold Inc	352,738	14,201
Computers - 1.82%
Accenture PLC - Class A	195,172	11,761	Miscellaneous Manufacturing - 2.36%
Apple Inc (a)	38,218	15,470	General Electric Co	2,107,522	35,217
		$ 27,231

Cosmetics & Personal Care - 0.96%			Oil & Gas - 10.98%
Procter & Gamble Co	223,536	14,304	Anadarko Petroleum Corp	208,625	16,377
			Chevron Corp	703,622	73,915
Diversified Financial Services - 2.07%			ConocoPhillips	93,403	6,505
Ameriprise Financial Inc	270,390	12,622	Ensco PLC ADR	179,858	8,932
Discover Financial Services	777,792	18,325	Exxon Mobil Corp	123,724	9,661
		$ 30,947	HollyFrontier Corp	253,496	7,780
			Marathon Petroleum Corp	324,590	11,653
Electric - 4.60%			Noble Energy Inc	168,794	15,080
Alliant Energy Corp	340,993	13,906	Occidental Petroleum Corp	72,495	6,738
Duke Energy Corp	428,179	8,743	Valero Energy Corp	299,379	7,365
FirstEnergy Corp	482,794	21,706			$ 164,006
NV Energy Inc	875,360	14,041
Southern Co	238,576	10,307	Oil & Gas Services - 0.85%
		$ 68,703	National Oilwell Varco Inc	177,490	12,660

Electronics - 1.28%
Tyco International Ltd	421,173	19,184	Pharmaceuticals - 9.09%
			AmerisourceBergen Corp	232,355	9,480
			Cardinal Health Inc	306,915	13,587
Engineering & Construction - 0.59%			Eli Lilly & Co	280,576	10,426
KBR Inc	313,216	8,742	Endo Pharmaceuticals Holdings Inc (a)	428,340	13,840
			Forest Laboratories Inc (a)	533,108	16,686
Food - 2.06%			Johnson & Johnson	107,139	6,899

Smithfield Foods Inc (a)	630,715	14,418	Merck & Co Inc	64,434	2,223

See accompanying notes

339

Schedule of Investments LargeCap Value Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	(a) Non-Income Producing Security
			(b)	Security or a portion of the security was pledged to cover margin
Pharmaceuticals (continued)			requirements for futures contracts. At the end of the period, the value of
Pfizer Inc (b)	3,248,294	$ 62,562
			these securities totaled $4,626 or 0.31% of net assets.
		$ 135,703

REITS - 3.69%
Camden Property Trust	245,113	14,864	Unrealized Appreciation (Depreciation)
Essex Property Trust Inc	76,812	10,966	The net federal income tax unrealized appreciation (depreciation) and federal tax
Rayonier Inc	399,076	16,653	cost of investments held as of the period end were as follows:
Simon Property Group Inc	98,539	12,656
		$ 55,139	Unrealized Appreciation	$ 88,514
Retail - 4.95%			Unrealized Depreciation	(57,850)
Dillard's Inc	256,669	13,226	Net Unrealized Appreciation (Depreciation)	$ 30,664
Foot Locker Inc	320,340	7,003	Cost for federal income tax purposes	$ 1,462,675
Macy's Inc	335,874	10,254
Signet Jewelers Ltd	303,127	13,068	All dollar amounts are shown in thousands (000's)
Wal-Mart Stores Inc	534,166	30,298
		$ 73,849	Portfolio Summary (unaudited)
			Sector	Percent
Savings & Loans - 0.82%			Financial	27 .98%
First Niagara Financial Group Inc	1,324,862	12,176	Consumer, Non-cyclical	19 .34%
			Energy	11 .83%
Semiconductors - 1.89%			Communications	11 .11%
Intel Corp	476,093	11,683	Consumer, Cyclical	8 .15%
LSI Corp (a)	616,558	3,853	Industrial	7 .34%
Micron Technology Inc (a)	1,535,513	8,584	Utilities	6 .43%
Teradyne Inc (a)	281,968	4,038	Technology	4 .56%
		$ 28,158	Basic Materials	3 .26%
			Liabilities in Excess of Other Assets, Net	0 .00%
Software - 0.85%			TOTAL NET ASSETS	100.00%
CA Inc	588,741	12,752

Telecommunications - 5.16%
AT&T Inc	1,716,461	50,309
Cisco Systems Inc	849,043	15,733
Motorola Solutions Inc	235,684	11,056
		$ 77,098

Transportation - 0.57%
CSX Corp	386,059	8,574

Water - 0.98%
American Water Works Co Inc	478,921	14,621

TOTAL COMMON STOCKS		$ 1,458,244
	Maturity
REPURCHASE AGREEMENTS - 2.35%	Amount (000's)	Value (000's)

Banks - 2.35%
Investment in Joint Trading Account; Credit	$ 10,552	$ 10,552
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $10,763,074; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	12,662	12,663
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$12,915,689; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	11,880	11,880
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $12,117,757; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 35,095
TOTAL REPURCHASE AGREEMENTS		$ 35,095
Total Investments		$ 1,493,339
Liabilities in Excess of Other Assets, Net - 0.00%		$ (19)
TOTAL NET ASSETS - 100.00%		$ 1,493,320

See accompanying notes

340

Schedule of Investments
LargeCap Value Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	500 $	29,966	$ 31,233	$ 1,267
					$ 1,267
All dollar amounts are shown in thousands (000's)

See accompanying notes

341

Schedule of Investments
LargeCap Value Fund I
October 31, 2011

COMMON STOCKS - 97.00%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.02%			Banks (continued)
Interpublic Group of Cos Inc	44,895	$ 426	Popular Inc (a)	150,209	$ 279
			State Street Corp	44,639	1,803
			SunTrust Banks Inc	186,740	3,684
Aerospace & Defense - 1.07%			US Bancorp	189,994	4,862
Alliant Techsystems Inc	4,598	267
BE Aerospace Inc (a)	784	30	Valley National Bancorp	25,844	310
Boeing Co/The	12,245	806	Wells Fargo & Co	971,711	25,177
General Dynamics Corp	33,150	2,128			$ 145,838
Goodrich Corp	6,568	805	Beverages - 0.12%
L-3 Communications Holdings Inc	15,822	1,072	Beam Inc	11,939	590
Lockheed Martin Corp	162,684	12,348	Coca-Cola Enterprises Inc	11,162	300
Northrop Grumman Corp	29,211	1,687	Constellation Brands Inc (a)	28,306	572
Raytheon Co	36,694	1,621	Molson Coors Brewing Co	19,907	843
United Technologies Corp	7,254	566			$ 2,305
		$ 21,330
			Biotechnology - 1.38%
Agriculture - 2.77%			Amgen Inc	82,733	4,738
Altria Group Inc	564,354	15,547	Gilead Sciences Inc (a)	521,714	21,735
Archer-Daniels-Midland Co	57,105	1,653	Life Technologies Corp (a)	24,333	989
Lorillard Inc	14,916	1,651			$ 27,462
Philip Morris International Inc	209,353	14,627
Reynolds American Inc	559,320	21,635	Chemicals - 1.82%
		$ 55,113	Agrium Inc	107,000	8,805
			Airgas Inc	135,700	9,356
Airlines - 1.10%			Ashland Inc	10,733	568
Copa Holdings SA	297,329	20,536	Cabot Corp	9,733	294
Delta Air Lines Inc (a)	49,536	422	CF Industries Holdings Inc	71,196	11,553
Southwest Airlines Co	95,735	819	Cytec Industries Inc	7,020	314
United Continental Holdings Inc (a)	7,257	140	Dow Chemical Co/The	115,269	3,214
		$ 21,917	Huntsman Corp	22,793	268
			LyondellBasell Industries NV	28,370	932
Apparel - 0.98%			RPM International Inc	19,141	430
Coach Inc	279,963	18,217	Valspar Corp	13,330	465
VF Corp	8,975	1,241	Westlake Chemical Corp	2,315	95
		$ 19,458			$ 36,294
Automobile Manufacturers - 0.19%			Coal - 0.04%
Ford Motor Co	163,062	1,905	Alpha Natural Resources Inc (a)	14,597	351
General Motors Co (a)	67,639	1,748
Navistar International Corp (a)	4,864	205	Arch Coal Inc	28,195	514
		$ 3,858			$ 865
			Commercial Services - 1.07%
Automobile Parts & Equipment - 0.18%			Aaron's Inc	4,617	124
Autoliv Inc	13,086	756	Career Education Corp (a)	9,052	146
Johnson Controls Inc	44,498	1,465	CoreLogic Inc/United States (a)	14,227	173
Lear Corp	15,429	724	Corrections Corp of America (a)	13,935	310
TRW Automotive Holdings Corp (a)	14,944	629
			Education Management Corp (a)	5,646	112
		$ 3,574	Equifax Inc	18,910	665
Banks - 7.33%			Global Payments Inc	236,025	10,838
Bank of America Corp	886,545	6,055	H&R Block Inc	18,457	282
Bank of Hawaii Corp	6,999	296	Hertz Global Holdings Inc (a)	264,500	3,068
Bank of New York Mellon Corp/The	109,810	2,337	KAR Auction Services Inc (a)	3,656	50
BB&T Corp	68,861	1,607	Paychex Inc	3,793	111
BOK Financial Corp	3,641	190	RR Donnelley & Sons Co	30,169	492
Capital One Financial Corp	322,550	14,727	SAIC Inc (a)	28,702	357
CIT Group Inc (a)	17,750	619	Service Corp International/US	37,337	373
Citigroup Inc	794,789	25,108	Total System Services Inc	25,422	506
City National Corp/CA	7,023	298	Towers Watson & Co	5,380	353
Commerce Bancshares Inc/MO	11,760	456	Visa Inc	35,977	3,355
Cullen/Frost Bankers Inc	7,903	388			$ 21,315
East West Bancorp Inc	22,728	443
Fifth Third Bancorp	92,653	1,113	Computers - 3.81%
			Accenture PLC - Class A	204,141	12,301
First Citizens BancShares Inc/NC	768	125	Apple Inc (a)	36,994	14,974
First Horizon National Corp	39,260	274	Brocade Communications Systems Inc (a)	72,050	316
First Republic Bank/San Francisco CA (a)	10,778	299
			Dell Inc (a)	63,494	1,004
Fulton Financial Corp	29,707	281	DST Systems Inc	4,397	221
Goldman Sachs Group Inc/The	210,298	23,038
JP Morgan Chase & Co	718,904	24,989	Hewlett-Packard Co	311,182	8,280
			IBM Corp	94,375	17,425
KeyCorp	139,535	985	Lexmark International Inc	11,618	368
M&T Bank Corp	11,362	865	SanDisk Corp (a)	191,255	9,691
Morgan Stanley	136,068	2,400	Synopsys Inc (a)	20,984	563
PNC Financial Services Group Inc	52,697	2,830

See accompanying notes

342

Schedule of Investments LargeCap Value Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Electric (continued)
Western Digital Corp (a)	404,337	$ 10,771	Xcel Energy Inc	48,688	$ 1,258
		$ 75,914			$ 54,256

Consumer Products - 0.11%			Electrical Components & Equipment - 0.07%
Avery Dennison Corp	15,555	414	Energizer Holdings Inc (a)	10,458	771
Clorox Co/The	13,480	902	Hubbell Inc	8,843	529
Jarden Corp	13,677	438			$ 1,300
Kimberly-Clark Corp	7,150	499
		$ 2,253	Electronics - 1.07%
			AVX Corp	5,683	76
Cosmetics & Personal Care - 1.89%			Garmin Ltd	15,754	542
Avon Products Inc	531,802	9,721	PerkinElmer Inc	16,548	342
Colgate-Palmolive Co	111,325	10,060	Tech Data Corp (a)	7,462	367
Procter & Gamble Co	278,241	17,805	Thermo Fisher Scientific Inc (a)	40,620	2,042
		$ 37,586	Thomas & Betts Corp (a)	6,511	324
			Tyco International Ltd	46,795	2,131
Distribution & Wholesale - 0.08%			Vishay Intertechnology Inc (a)	23,508	253
Genuine Parts Co	16,369	940	Waters Corp (a)	190,502	15,263
Ingram Micro Inc (a)	23,635	422
WESCO International Inc (a)	4,430	215			$ 21,340
		$ 1,577	Engineering & Construction - 0.11%
			AECOM Technology Corp (a)	9,657	202
Diversified Financial Services - 2.67%			Chicago Bridge & Iron Co NV	6,186	226
Affiliated Managers Group Inc (a)	2,184	202
			Jacobs Engineering Group Inc (a)	18,609	722
American Express Co	46,654	2,362	KBR Inc	22,592	630
Ameriprise Financial Inc	28,066	1,310	URS Corp (a)	12,369	442
BlackRock Inc	6,391	1,009			$ 2,222
CME Group Inc	7,600	2,094
Discover Financial Services	56,934	1,341	Entertainment - 0.04%
Eaton Vance Corp	425,471	11,186	International Game Technology	21,389	376
Federated Investors Inc	524,552	10,250	Penn National Gaming Inc (a)	10,033	361
Invesco Ltd	53,526	1,074			$ 737
Lazard Ltd	332,525	9,091
NASDAQ OMX Group Inc/The (a)	15,915	399	Environmental Control - 0.11%
NYSE Euronext	26,829	713	Republic Services Inc	32,017	911
Raymond James Financial Inc	14,730	447	Waste Management Inc	41,935	1,381
SLM Corp	77,414	1,058			$ 2,292
Waddell & Reed Financial Inc	384,949	10,675	Food - 1.13%
		$ 53,211	Campbell Soup Co	6,327	210
Electric - 2.73%			ConAgra Foods Inc	37,092	939
AES Corp/The (a)	97,934	1,099	General Mills Inc	23,051	888
Alliant Energy Corp	16,460	671	HJ Heinz Co	19,792	1,058
Ameren Corp	24,840	792	Hormel Foods Corp	9,447	278
American Electric Power Co Inc	48,400	1,901	JM Smucker Co/The	12,448	959
CMS Energy Corp	37,768	786	Kellogg Co	184,466	10,000
Consolidated Edison Inc	30,137	1,744	Kraft Foods Inc	144,253	5,075
Dominion Resources Inc/VA	50,722	2,617	McCormick & Co Inc/MD	6,145	298
			Ralcorp Holdings Inc (a)	8,137	658
DPL Inc	17,342	526
DTE Energy Co	17,073	890	Safeway Inc	52,792	1,023
Duke Energy Corp	134,756	2,752	Sara Lee Corp	14,705	262
Edison International	32,728	1,329	Tyson Foods Inc	44,592	861
Entergy Corp	18,025	1,247			$ 22,509
Exelon Corp	68,230	3,029	Forest Products & Paper - 0.11%
FirstEnergy Corp	41,713	1,875	Domtar Corp	6,293	516
MDU Resources Group Inc	28,147	580	International Paper Co	33,492	928
NextEra Energy Inc	42,710	2,409	MeadWestvaco Corp	25,454	710
Northeast Utilities	26,286	909			$ 2,154
NRG Energy Inc (a)	36,286	777
NSTAR	15,443	696	Gas - 0.20%
NV Energy Inc	34,869	559	Atmos Energy Corp	13,834	475
OGE Energy Corp	15,010	777	CenterPoint Energy Inc	42,600	888
PG&E Corp	40,031	1,717	NiSource Inc	42,794	945
Pinnacle West Capital Corp	16,130	735	Sempra Energy	23,360	1,255
PPL Corp	51,040	1,499	UGI Corp	16,388	470
Progress Energy Inc	29,080	1,515			$ 4,033
Public Service Enterprise Group Inc	51,032	1,720	Hand & Machine Tools - 0.12%
Southern Co	372,447	16,090	Kennametal Inc	10,600	412
TECO Energy Inc	31,548	586	Lincoln Electric Holdings Inc	4,778	174
Westar Energy Inc	18,447	503	Regal-Beloit Corp	5,671	301
Wisconsin Energy Corp	20,591	668	Snap-on Inc	6,995	376

See accompanying notes

343

Schedule of Investments LargeCap Value Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Hand & Machine Tools (continued)			Insurance (continued)
Stanley Black & Decker Inc	16,325	$ 1,042	Torchmark Corp	16,743	$ 685
		$ 2,305	Transatlantic Holdings Inc	9,170	477
			Travelers Cos Inc/The	206,487	12,049
Healthcare - Products - 0.83%			Unum Group	45,178	1,077
Baxter International Inc	8,432	464	Validus Holdings Ltd	8,908	244
Boston Scientific Corp (a)	163,101	961
			WR Berkley Corp	329,275	11,462
Cooper Cos Inc/The	4,953	343			$ 135,951
Covidien PLC	20,211	951
DENTSPLY International Inc	12,230	452	Internet - 0.27%
Hologic Inc (a)	694,240	11,191	AOL Inc (a)	15,941	225
Hospira Inc (a)	3,993	125	eBay Inc (a)	53,174	1,693
Kinetic Concepts Inc (a)	2,030	139	Expedia Inc	11,793	310
Patterson Cos Inc	9,118	287	IAC/InterActiveCorp	11,242	459
QIAGEN NV (a)	34,548	476	Liberty Interactive Corp (a)	59,651	980
Zimmer Holdings Inc (a)	20,487	1,078	Yahoo! Inc (a)	114,776	1,795
		$ 16,467			$ 5,462

Healthcare - Services - 1.91%			Iron & Steel - 1.06%
Aetna Inc	39,533	1,572	Cliffs Natural Resources Inc	284,187	19,387
AMERIGROUP Corp (a)	2,149	120	Nucor Corp	30,935	1,169
CIGNA Corp	28,186	1,250	Reliance Steel & Aluminum Co	10,163	449
Coventry Health Care Inc (a)	21,756	692	Steel Dynamics Inc	8,649	108
Humana Inc	18,192	1,544			$ 21,113
UnitedHealth Group Inc	351,115	16,850
Universal Health Services Inc	151,100	6,039	Leisure Products & Services - 0.07%
WellPoint Inc	143,986	9,921	Carnival Corp	37,438	1,318
		$ 37,988
			Lodging - 0.08%
Holding Companies - Diversified - 0.04%			Choice Hotels International Inc	3,990	143
Leucadia National Corp	28,999	778	MGM Resorts International (a)	40,913	471
			Wyndham Worldwide Corp	26,878	905
Home Furnishings - 0.21%					$ 1,519
Harman International Industries Inc	3,488	151
Tempur-Pedic International Inc (a)	59,000	4,015	Machinery - Diversified - 0.55%
			AGCO Corp (a)	14,051	616
		$ 4,166	CNH Global NV (a)	3,067	114
Housewares - 0.03%			Cummins Inc	64,439	6,407
Newell Rubbermaid Inc	43,086	638	Deere & Co	50,600	3,841
			IDEX Corp	1,665	59

Insurance - 6.83%					$ 11,037
ACE Ltd	37,928	2,737	Media - 4.07%
Aflac Inc	283,598	12,788	CBS Corp	56,337	1,454
Allied World Assurance Co Holdings AG	6,171	359	Comcast Corp - Class A	155,061	3,636
Allstate Corp/The	46,537	1,226	DIRECTV (a)	313,900	14,270
American Financial Group Inc/OH	12,791	458	DISH Network Corp (a)	7,314	177
American International Group Inc (a)	38,931	961	Gannett Co Inc	34,582	404
American National Insurance Co	1,080	77	Liberty Media Corp - Liberty Capital (a)	180,946	13,900
Aon Corp	36,010	1,679	Liberty Media Corp - Liberty Starz (a)	7,917	541
Arch Capital Group Ltd (a)	372,361	13,393	McGraw-Hill Cos Inc/The	7,915	336
Arthur J Gallagher & Co	16,211	501	News Corp - Class A	228,851	4,010
Assurant Inc	14,312	552	Time Warner Cable Inc	285,500	18,184
Axis Capital Holdings Ltd	18,995	595	Time Warner Inc	94,019	3,290
Berkshire Hathaway Inc - Class B (a)	194,805	15,168	Viacom Inc	241,400	10,585
Brown & Brown Inc	17,075	377	Walt Disney Co/The	287,127	10,015
Chubb Corp/The	421,844	28,284	Washington Post Co/The	855	291
Endurance Specialty Holdings Ltd	4,647	173			$ 81,093
Everest Re Group Ltd	6,741	606
Hanover Insurance Group Inc/The	6,717	256	Metal Fabrication & Hardware - 0.01%
Hartford Financial Services Group Inc	483,224	9,302	Timken Co	3,329	140
HCC Insurance Holdings Inc	17,758	473
Kemper Corp	7,391	199	Mining - 0.67%
Lincoln National Corp	46,734	890	Alcoa Inc	103,406	1,112
Loews Corp	27,910	1,108	Freeport-McMoRan Copper & Gold Inc	225,039	9,060
Marsh & McLennan Cos Inc	48,808	1,494	Newmont Mining Corp	47,280	3,160
Mercury General Corp	3,926	170			$ 13,332
MetLife Inc	304,686	10,713
Progressive Corp/The	73,714	1,401	Miscellaneous Manufacturing - 3.21%
Protective Life Corp	12,732	237	3M Co	127,642	10,086
Prudential Financial Inc	54,638	2,961	Aptargroup Inc	10,380	498
Reinsurance Group of America Inc	10,924	571	Crane Co	7,116	314
StanCorp Financial Group Inc	7,295	248	Dover Corp	6,079	338

See accompanying notes

344

Schedule of Investments
LargeCap Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
Eaton Corp	21,145	$ 948	Omnicare Inc	17,285	$ 516
General Electric Co	2,117,729	35,388	Pfizer Inc	1,840,267	35,443
Ingersoll-Rand PLC	10,063	313	Warner Chilcott PLC (a)	341,338	6,185
ITT Corp	302,114	13,777			$ 182,326
Parker Hannifin Corp	14,216	1,159
SPX Corp	5,520	301	Pipelines - 0.59%
Textron Inc	38,645	750	Oneok Inc	14,649	1,114
		$ 63,872	Spectra Energy Corp	315,032	9,019
			Williams Cos Inc	52,337	1,576
Office & Business Equipment - 0.08%					$ 11,709
Pitney Bowes Inc	26,864	547
Xerox Corp	134,790	1,103	Private Equity - 0.02%
			American Capital Ltd (a)	51,754	402
		$ 1,650

Oil & Gas - 11.95%			Real Estate - 0.02%
Anadarko Petroleum Corp	43,310	3,400	Forest City Enterprises Inc (a)	18,923	259
Apache Corp	89,840	8,950
Atwood Oceanics Inc (a)	5,976	255	Jones Lang LaSalle Inc	1,417	91
Chesapeake Energy Corp	72,847	2,048			$ 350
Chevron Corp	601,934	63,233	REITS - 4.33%
ConocoPhillips	393,983	27,441	Alexandria Real Estate Equities Inc	8,185	541
Denbury Resources Inc (a)	9,850	155	American Capital Agency Corp	501,120	13,786
Devon Energy Corp	232,654	15,111	Annaly Capital Management Inc	1,329,951	22,410
Diamond Offshore Drilling Inc	185,216	12,139	Apartment Investment & Management Co	482,517	11,903
Energen Corp	10,579	519	AvalonBay Communities Inc	9,433	1,261
Exxon Mobil Corp	425,056	33,193	Boston Properties Inc	3,825	379
Helmerich & Payne Inc	1,021	54	Brandywine Realty Trust	19,861	181
Hess Corp	26,830	1,679	BRE Properties Inc	9,849	494
HollyFrontier Corp	425,832	13,069	Camden Property Trust	2,874	174
Marathon Oil Corp	547,142	14,242	Chimera Investment Corp	5,087,176	15,312
Marathon Petroleum Corp	31,683	1,137	CommonWealth REIT	10,767	208
Murphy Oil Corp	18,147	1,005	Corporate Office Properties Trust	7,149	173
Nabors Industries Ltd (a)	42,618	781	DDR Corp	32,209	413
Noble Energy Inc	12,547	1,121	Douglas Emmett Inc	18,777	366
Occidental Petroleum Corp	264,137	24,549	Duke Realty Corp	37,841	465
Patterson-UTI Energy Inc	20,160	410	Equity Residential	26,927	1,580
Plains Exploration & Production Co (a)	20,845	657	Essex Property Trust Inc	2,114	302
QEP Resources Inc	5,577	198	Federal Realty Investment Trust	2,229	198
Rowan Cos Inc (a)	15,621	539	HCP Inc	40,401	1,610
Tesoro Corp (a)	20,980	544	Health Care REIT Inc	17,760	936
Unit Corp (a)	6,247	306	Hospitality Properties Trust	18,119	435
Valero Energy Corp	213,534	5,253	Host Hotels & Resorts Inc	66,417	948
Whiting Petroleum Corp (a)	126,200	5,875	Kimco Realty Corp	59,718	1,043
		$ 237,863	Liberty Property Trust	16,897	541
			Macerich Co/The	12,463	620
Oil & Gas Services - 1.38%			Mack-Cali Realty Corp	13,068	367
Baker Hughes Inc	28,982	1,680	Piedmont Office Realty Trust Inc	25,351	430
Core Laboratories NV	125,510	13,588
National Oilwell Varco Inc	167,262	11,931	Plum Creek Timber Co Inc	9,435	355
			ProLogis Inc	40,422	1,203
SEACOR Holdings Inc	3,228	275	Public Storage Inc	1,196	154
		$ 27,474	Realty Income Corp	19,584	654
Packaging & Containers - 0.60%			Regency Centers Corp	13,402	549
Bemis Co Inc	16,066	452	Senior Housing Properties Trust	21,905	491
Crown Holdings Inc (a)	306,700	10,363	Simon Property Group Inc	7,879	1,012
Greif Inc	5,606	251	SL Green Realty Corp	12,039	831
Owens-Illinois Inc (a)	24,068	483	Taubman Centers Inc	7,900	484
Sealed Air Corp	23,599	420	UDR Inc	25,373	633
		$ 11,969	Ventas Inc	15,334	853
			Vornado Realty Trust	16,887	1,398
Pharmaceuticals - 9.16%			Weingarten Realty Investors	17,955	417
Bristol-Myers Squibb Co	150,280	4,747			$ 86,110
Cardinal Health Inc	15,502	686
Eli Lilly & Co	328,900	12,222	Retail - 5.28%
Endo Pharmaceuticals Holdings Inc (a)	705,073	22,781	Abercrombie & Fitch Co	1,804	134
Express Scripts Inc (a)	281,382	12,868	Best Buy Co Inc	31,542	827
Forest Laboratories Inc (a)	256,525	8,029	Big Lots Inc (a)	7,239	273
Herbalife Ltd	303,908	18,952	Brinker International Inc	1,976	45
Johnson & Johnson	307,155	19,777	CarMax Inc (a)	27,675	832
Mead Johnson Nutrition Co	14,707	1,057	Chico's FAS Inc	8,636	107
Merck & Co Inc	837,322	28,888	CVS Caremark Corp	119,910	4,353
Mylan Inc/PA (a)	519,900	10,175	Darden Restaurants Inc	143,600	6,876
			Dillard's Inc	4,983	257

See accompanying notes

345

Schedule of Investments
LargeCap Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Textiles - 0.03%
Foot Locker Inc	24,182	$ 529	Cintas Corp	18,747	$ 560
GameStop Corp (a)	22,828	584
Gap Inc/The	51,898	981
Home Depot Inc	63,245	2,264	Toys, Games & Hobbies - 0.02%
Kohl's Corp	289,464	15,344	Mattel Inc	13,111	370
Lowe's Cos Inc	129,801	2,728
Macy's Inc	37,979	1,159	Transportation - 0.83%
PVH Corp	7,459	555	FedEx Corp	26,460	2,165
RadioShack Corp	16,175	193	Kansas City Southern (a)	120,000	7,581
Ross Stores Inc	160,470	14,078	Kirby Corp (a)	2,293	141
Signet Jewelers Ltd	12,689	547	Norfolk Southern Corp	34,951	2,586
Staples Inc	71,093	1,063	Union Pacific Corp	40,626	4,045
Target Corp	223,858	12,256			$ 16,518
TJX Cos Inc	500,540	29,497
Walgreen Co	7,524	250	Water - 0.06%
Wal-Mart Stores Inc	37,261	2,113	American Water Works Co Inc	25,738	786
Williams-Sonoma Inc	7,379	277	Aqua America Inc	18,329	407
Yum! Brands Inc	129,954	6,962			$ 1,193
		$ 105,084	TOTAL COMMON STOCKS		$ 1,930,731
				Maturity
Savings & Loans - 0.12%			REPURCHASE AGREEMENTS - 2.26%	Amount (000's)	Value (000's)
First Niagara Financial Group Inc	44,496	409
Hudson City Bancorp Inc	64,681	404	Banks - 2.26%
New York Community Bancorp Inc	67,243	895	Investment in Joint Trading Account; Credit	$ 13,511	$ 13,510
People's United Financial Inc	42,196	538	Suisse Repurchase Agreement; 0.08%
Washington Federal Inc	16,560	226	dated 10/31/11 maturing 11/01/11
		$ 2,472	(collateralized by US Government
			Securities; $13,780,747; 0.00%; dated
Semiconductors - 2.39%			05/15/12 - 08/15/35)
Applied Materials Inc	121,402	1,496	Investment in Joint Trading Account; Deutsche	16,213	16,213
Fairchild Semiconductor International Inc (a)	18,422	276	Bank Repurchase Agreement; 0.10% dated
Intel Corp	557,363	13,678	10/31/11 maturing 11/01/11 (collateralized
KLA-Tencor Corp	5,594	263	by US Government Securities;
Lam Research Corp (a)	364,700	15,678	$16,536,895; 0.00% - 0.05%; dated
LSI Corp (a)	59,117	369	12/21/11 - 10/15/29)
Marvell Technology Group Ltd (a)	74,564	1,043	Investment in Joint Trading Account; Merrill	15,211	15,211
Micron Technology Inc (a)	128,782	720	Lynch Repurchase Agreement; 0.09%
Novellus Systems Inc (a)	13,106	453	dated 10/31/11 maturing 11/01/11
PMC - Sierra Inc (a)	33,095	210	(collateralized by US Government
Teradyne Inc (a)	27,213	390	Securities; $15,515,246; 0.00% - 8.13%;
Texas Instruments Inc	37,082	1,139	dated 11/25/11 - 09/15/60)
Xilinx Inc	355,800	11,905			$ 44,934
		$ 47,620	TOTAL REPURCHASE AGREEMENTS		$ 44,934
Shipbuilding - 0.01%			Total Investments		$ 1,975,665
Huntington Ingalls Industries Inc (a)	7,211	213	Other Assets in Excess of Liabilities, Net - 0.74%		$ 14,752
			TOTAL NET ASSETS - 100.00%		$ 1,990,417

Software - 1.63%
Activision Blizzard Inc	56,165	752	(a) Non-Income Producing Security
CA Inc	38,986	844
Compuware Corp (a)	14,181	120
Fidelity National Information Services Inc	38,788	1,016
Fiserv Inc (a)	4,194	247	Unrealized Appreciation (Depreciation)
Microsoft Corp	1,104,616	29,416	The net federal income tax unrealized appreciation (depreciation) and federal tax
		$ 32,395	cost of investments held as of the period end were as follows:

Telecommunications - 6.34%			Unrealized Appreciation		$ 127,548
Amdocs Ltd (a)	27,245	818	Unrealized Depreciation		(125,936)
AT&T Inc	1,523,248	44,646	Net Unrealized Appreciation (Depreciation)		$ 1,612
CenturyLink Inc	52,543	1,852	Cost for federal income tax purposes		$ 1,974,053
Cisco Systems Inc	874,877	16,212
Corning Inc	701,486	10,024	All dollar amounts are shown in thousands (000's)
Frontier Communications Corp	87,072	545
Motorola Mobility Holdings Inc (a)	22,970	893
Motorola Solutions Inc	26,320	1,235
Sprint Nextel Corp (a)	260,704	670
Verizon Communications Inc	218,582	8,083
Vodafone Group PLC ADR	549,200	15,290
Windstream Corp	2,125,473	25,867
		$ 126,135

See accompanying notes

346

Schedule of Investments
LargeCap Value Fund I
October 31, 2011

Portfolio Summary (unaudited)
Sector		Percent
Financial		23 .58%
Consumer, Non-cyclical		20 .37%
Energy		13 .96%
Communications		10 .70%
Consumer, Cyclical		8 .29%
Technology		7 .91%
Industrial		7 .76%
Basic Materials		3 .66%
Utilities		2 .99%
Diversified		0 .04%
Other Assets in Excess of Liabilities, Net		0 .74%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	958 $	57,131	$ 59,841	$ 2,710
$ 2,710

All dollar amounts are shown in thousands (000's)

See accompanying notes

347

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

COMMON STOCKS - 97.53%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.02%			Banks (continued)
Interpublic Group of Cos Inc	28,137	$ 267	SunTrust Banks Inc	29,544	$ 583
			US Bancorp	119,075	3,047
			Valley National Bancorp	16,197	194
Aerospace & Defense - 1.80%			Wells Fargo & Co	574,836	14,894
Alliant Techsystems Inc	2,882	167
BE Aerospace Inc (a)	492	18			$ 108,088
Boeing Co/The	122,174	8,038	Beverages - 1.13%
General Dynamics Corp	80,876	5,192	Beam Inc	7,461	369
Goodrich Corp	4,116	505	Coca-Cola Enterprises Inc	6,996	187
L-3 Communications Holdings Inc	9,916	672	Constellation Brands Inc (a)	207,193	4,190
Lockheed Martin Corp	3,344	254	Molson Coors Brewing Co	12,476	528
Northrop Grumman Corp	83,708	4,834	PepsiCo Inc	124,900	7,862
Raytheon Co	22,967	1,015			$ 13,136
United Technologies Corp	4,546	354
		$ 21,049	Biotechnology - 1.49%
			Amgen Inc	51,853	2,970
Agriculture - 2.16%			Gilead Sciences Inc (a)	330,200	13,756
Altria Group Inc	275,655	7,594	Life Technologies Corp (a)	15,251	620
Archer-Daniels-Midland Co	35,704	1,033			$ 17,346
Lorillard Inc	70,548	7,806
Philip Morris International Inc	119,241	8,332	Chemicals - 2.18%
Reynolds American Inc	12,861	498	Ashland Inc	6,707	355
		$ 25,263	Cabot Corp	6,081	183
			CF Industries Holdings Inc	1,085	176
Airlines - 0.34%			Cytec Industries Inc	4,385	196
Delta Air Lines Inc (a)	388,146	3,307	Dow Chemical Co/The	349,638	9,748
Southwest Airlines Co	60,000	513	EI du Pont de Nemours & Co	162,700	7,821
United Continental Holdings Inc (a)	4,548	88	Huntsman Corp	14,285	168
		$ 3,908	LyondellBasell Industries NV	186,680	6,134
			RPM International Inc	11,996	270
Apparel - 0.07%			Valspar Corp	8,336	291
VF Corp	5,615	776	Westlake Chemical Corp	1,451	60
					$ 25,402
Automobile Manufacturers - 1.70%
Ford Motor Co	274,396	3,205	Coal - 0.05%
			Alpha Natural Resources Inc (a)	9,149	220
General Motors Co (a)	637,193	16,472
Navistar International Corp (a)	3,048	128	Arch Coal Inc	17,671	322
		$ 19,805			$ 542

Automobile Parts & Equipment - 0.85%			Commercial Services - 0.77%
Autoliv Inc	8,201	474	Aaron's Inc	2,883	77
			Career Education Corp (a)	5,673	92
Johnson Controls Inc	27,889	918	CoreLogic Inc/United States (a)	8,916	109
Lear Corp	90,370	4,240	Corrections Corp of America (a)	8,718	194
TRW Automotive Holdings Corp (a)	100,766	4,242
			Education Management Corp (a)	3,538	70
		$ 9,874	Equifax Inc	11,824	416
Banks - 9.26%			H&R Block Inc	11,568	177
Bank of America Corp	1,708,525	11,669	KAR Auction Services Inc (a)	2,285	31
Bank of Hawaii Corp	4,387	185	Moody's Corp	122,200	4,337
Bank of New York Mellon Corp/The	68,824	1,465	Paychex Inc	2,377	69
BB&T Corp	43,158	1,007	RR Donnelley & Sons Co	18,882	308
BOK Financial Corp	2,273	119	SAIC Inc (a)	17,988	224
Capital One Financial Corp	30,931	1,412	Service Corp International/US	23,336	233
CIT Group Inc (a)	227,396	7,925	Total System Services Inc	15,912	316
Citigroup Inc	730,845	23,088	Towers Watson & Co	3,366	221
City National Corp/CA	4,395	186	Visa Inc	22,549	2,103
Commerce Bancshares Inc/MO	7,358	286			$ 8,977
Cullen/Frost Bankers Inc	4,953	243
East West Bancorp Inc	14,221	277	Computers - 2.78%
			Brocade Communications Systems Inc (a)	45,100	198
Fifth Third Bancorp	57,980	696	Dell Inc (a)	886,494	14,015
First Citizens BancShares Inc/NC	477	78
First Horizon National Corp	24,606	172	DST Systems Inc	2,755	138
First Republic Bank/San Francisco CA (a)	6,755	187	Hewlett-Packard Co	597,294	15,894
Fulton Financial Corp	18,619	176	Lexmark International Inc	7,260	230
			SanDisk Corp (a)	13,070	662
Goldman Sachs Group Inc/The	28,390	3,110
JP Morgan Chase & Co	901,986	31,354	Seagate Technology PLC	19,900	321
			Synopsys Inc (a)	13,118	352
KeyCorp	87,450	617	Western Digital Corp (a)	21,716	579
M&T Bank Corp	7,110	541
Morgan Stanley	85,282	1,504			$ 32,389
PNC Financial Services Group Inc	32,948	1,770	Consumer Products - 0.12%
Popular Inc (a)	94,141	175	Avery Dennison Corp	9,723	259
State Street Corp	27,933	1,128	Clorox Co/The	8,448	565

See accompanying notes

348

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products (continued)			Electronics (continued)
Jarden Corp	8,572	$ 275	PerkinElmer Inc	10,371	$ 214
Kimberly-Clark Corp	4,481	312	TE Connectivity Ltd	248,300	8,827
		$ 1,411	Tech Data Corp (a)	4,662	229
			Thermo Fisher Scientific Inc (a)	25,459	1,280
Cosmetics & Personal Care - 0.96%			Thomas & Betts Corp (a)	4,066	202
Procter & Gamble Co	174,388	11,159	Tyco International Ltd	29,328	1,336
			Vishay Intertechnology Inc (a)	14,716	158
Distribution & Wholesale - 0.08%					$ 21,043
Genuine Parts Co	10,229	588
Ingram Micro Inc (a)	14,813	265	Engineering & Construction - 0.12%
			AECOM Technology Corp (a)	6,053	127
WESCO International Inc (a)	2,772	134
			Chicago Bridge & Iron Co NV	3,877	142
		$ 987	Jacobs Engineering Group Inc (a)	11,663	452
Diversified Financial Services - 1.94%			KBR Inc	14,125	394
Affiliated Managers Group Inc (a)	1,369	127	URS Corp (a)	7,732	276
American Express Co	29,239	1,480			$ 1,391
Ameriprise Financial Inc	188,490	8,799
BlackRock Inc	4,006	632	Entertainment - 0.04%
			International Game Technology	13,405	236
CME Group Inc	4,755	1,310	Penn National Gaming Inc (a)	6,288	226
Discover Financial Services	35,683	841
Federated Investors Inc	2,555	50			$ 462
Franklin Resources Inc	66,694	7,112	Environmental Control - 0.12%
Invesco Ltd	33,546	673	Republic Services Inc	20,066	571
NASDAQ OMX Group Inc/The (a)	9,960	249	Waste Management Inc	26,283	866
NYSE Euronext	16,814	447			$ 1,437
Raymond James Financial Inc	9,216	280
SLM Corp	48,519	663	Food - 1.83%
		$ 22,663	Campbell Soup Co	3,965	132
			ConAgra Foods Inc	23,247	589
Electric - 3.81%			General Mills Inc	14,447	557
AES Corp/The (a)	61,381	689	HJ Heinz Co	12,405	663
Alliant Energy Corp	10,283	419	Hormel Foods Corp	5,921	174
Ameren Corp	15,569	496	JM Smucker Co/The	7,802	601
American Electric Power Co Inc	225,887	8,873	Kellogg Co	1,494	81
CMS Energy Corp	198,440	4,131	Kraft Foods Inc	90,296	3,177
Consolidated Edison Inc	18,888	1,093	Kroger Co/The	322,500	7,475
Dominion Resources Inc/VA	31,791	1,640	McCormick & Co Inc/MD	3,851	187
DPL Inc	10,869	330	Ralcorp Holdings Inc (a)	5,100	412
DTE Energy Co	85,572	4,459	Safeway Inc	33,087	641
Duke Energy Corp	84,458	1,725	Sara Lee Corp	9,216	164
Edison International	20,460	831	Smithfield Foods Inc (a)	81,200	1,856
Entergy Corp	11,280	780	Tyson Foods Inc	242,781	4,686
Exelon Corp	42,763	1,898			$ 21,395
FirstEnergy Corp	26,144	1,175
MDU Resources Group Inc	17,641	364	Forest Products & Paper - 0.12%
NextEra Energy Inc	26,768	1,510	Domtar Corp	3,932	322
Northeast Utilities	16,431	568	International Paper Co	20,990	581
NRG Energy Inc (a)	22,741	487	MeadWestvaco Corp	15,909	444
NSTAR	9,679	436			$ 1,347
NV Energy Inc	208,784	3,349	Gas - 1.01%
OGE Energy Corp	9,394	486	Atmos Energy Corp	8,654	297
PG&E Corp	25,050	1,075	CenterPoint Energy Inc	113,198	2,359
Pinnacle West Capital Corp	10,080	459	NiSource Inc	26,786	592
PPL Corp	31,989	940	Sempra Energy	152,541	8,196
Progress Energy Inc	18,225	950	UGI Corp	10,271	294
Public Service Enterprise Group Inc	31,908	1,075			$ 11,738
Southern Co	53,867	2,327
TECO Energy Inc	19,772	367	Hand & Machine Tools - 0.12%
Westar Energy Inc	11,546	315	Kennametal Inc	6,643	259
Wisconsin Energy Corp	12,906	419	Lincoln Electric Holdings Inc	2,994	109
Xcel Energy Inc	30,475	788	Regal-Beloit Corp	3,554	189
		$ 44,454	Snap-on Inc	4,384	235
			Stanley Black & Decker Inc	10,231	653
Electrical Components & Equipment - 0.07%					$ 1,445
Energizer Holdings Inc (a)	6,537	483
Hubbell Inc	5,542	331	Healthcare - Products - 1.31%
		$ 814	Baxter International Inc	5,285	291
			Boston Scientific Corp (a)	102,223	602
Electronics - 1.80%			Cooper Cos Inc/The	3,104	215
AVX Corp	3,543	48	Covidien PLC	259,184	12,192
Garmin Ltd	9,848	339	DENTSPLY International Inc	7,665	283
Honeywell International Inc	160,500	8,410	Hologic Inc (a)	24,469	394

See accompanying notes

349

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Internet - 0.29%
Hospira Inc (a)	2,502	$ 79	AOL Inc (a)	9,991	$ 141
Kinetic Concepts Inc (a)	1,272	87	eBay Inc (a)	33,327	1,061
Patterson Cos Inc	5,714	180	Expedia Inc	7,391	194
QIAGEN NV (a)	21,653	298	IAC/InterActiveCorp	7,046	287
Zimmer Holdings Inc (a)	12,840	676	Liberty Interactive Corp (a)	37,296	613
		$ 15,297	Yahoo! Inc (a)	71,937	1,125

Healthcare - Services - 2.82%					$ 3,421
Aetna Inc	24,777	985	Iron & Steel - 0.09%
AMERIGROUP Corp (a)	1,346	75	Nucor Corp	19,388	732
CIGNA Corp	18,491	820	Reliance Steel & Aluminum Co	6,359	281
Coventry Health Care Inc (a)	13,635	434	Steel Dynamics Inc	5,421	68
Health Net Inc (a)	78,900	2,193			$ 1,081
Humana Inc	11,371	965
UnitedHealth Group Inc	284,227	13,640	Leisure Products & Services - 0.07%
WellPoint Inc	199,859	13,770	Carnival Corp	23,463	826
		$ 32,882
			Lodging - 0.08%
Holding Companies - Diversified - 0.04%			Choice Hotels International Inc	2,496	89
Leucadia National Corp	18,174	488	MGM Resorts International (a)	25,642	296
			Wyndham Worldwide Corp	16,806	566
Home Builders - 0.25%					$ 951
NVR Inc (a)	4,575	2,941
			Machinery - Diversified - 0.37%
			AGCO Corp (a)	8,791	385
Home Furnishings - 0.01%			CNH Global NV (a)	1,914	71
Harman International Industries Inc	2,186	94	Deere & Co	49,600	3,765
			IDEX Corp	1,032	37
Housewares - 0.16%					$ 4,258
Newell Rubbermaid Inc	123,062	1,821	Media - 6.26%
			CBS Corp	35,308	911
Insurance - 6.48%			Comcast Corp - Class A	928,782	21,780
			DIRECTV (a)	108,000	4,910
ACE Ltd	149,432	10,781	DISH Network Corp (a)	4,584	111
Aflac Inc	235,451	10,617
Allied World Assurance Co Holdings AG	3,855	224	Gannett Co Inc	267,211	3,124
			Liberty Media Corp - Liberty Capital (a)	6,662	512
Allstate Corp/The	29,167	768	Liberty Media Corp - Liberty Starz (a)	4,952	338
American Financial Group Inc/OH	7,991	286
American International Group Inc (a)	24,400	602	McGraw-Hill Cos Inc/The	63,661	2,706
American National Insurance Co	673	48	News Corp - Class A	143,428	2,513
Aon Corp	22,569	1,052	Time Warner Cable Inc	101,400	6,458
Arch Capital Group Ltd (a)	12,723	458	Time Warner Inc	299,724	10,487
Arthur J Gallagher & Co	10,159	314	Viacom Inc	159,300	6,985
Assurant Inc	8,970	346	Walt Disney Co/The	346,093	12,072
Axis Capital Holdings Ltd	11,905	373	Washington Post Co/The	531	180
Berkshire Hathaway Inc - Class B (a)	122,093	9,506			$ 73,087
Brown & Brown Inc	10,701	236	Metal Fabrication & Hardware - 0.01%
Chubb Corp/The	19,708	1,321	Timken Co	2,077	87
Endurance Specialty Holdings Ltd	2,906	108
Everest Re Group Ltd	4,225	380
Hanover Insurance Group Inc/The	4,210	161	Mining - 0.23%
Hartford Financial Services Group Inc	24,834	478	Alcoa Inc	64,807	698
HCC Insurance Holdings Inc	11,114	296	Newmont Mining Corp	29,632	1,980
Kemper Corp	4,632	125			$ 2,678
Lincoln National Corp	29,291	558	Miscellaneous Manufacturing - 2.81%
Loews Corp	17,493	694	3M Co	7,768	614
Marsh & McLennan Cos Inc	30,590	937	Aptargroup Inc	6,505	312
Mercury General Corp	2,460	106	Crane Co	4,446	196
MetLife Inc	300,007	10,549	Dover Corp	3,810	212
Progressive Corp/The	46,199	878	Eaton Corp	13,252	594
Protective Life Corp	7,954	148	General Electric Co	901,587	15,065
Prudential Financial Inc	34,243	1,856	Ingersoll-Rand PLC	65,607	2,042
Reinsurance Group of America Inc	6,827	357	ITT Corp	272,046	12,405
StanCorp Financial Group Inc	4,557	155	Parker Hannifin Corp	8,910	727
Torchmark Corp	10,494	429	SPX Corp	3,459	189
Transatlantic Holdings Inc	5,747	299	Textron Inc	24,220	470
Travelers Cos Inc/The	325,656	19,002			$ 32,826
Unum Group	28,315	675
Validus Holdings Ltd	5,575	153	Office & Business Equipment - 0.09%
WR Berkley Corp	11,235	391	Pitney Bowes Inc	16,836	343
		$ 75,667

See accompanying notes

350

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Office & Business Equipment (continued)			Real Estate - 0.02%
Xerox Corp	84,283	$ 689	Forest City Enterprises Inc (a)	11,840	$ 162
		$ 1,032	Jones Lang LaSalle Inc	888	57

Oil & Gas - 13.23%					$ 219
Anadarko Petroleum Corp	132,445	10,397	REITS - 1.31%
Apache Corp	96,468	9,611	Alexandria Real Estate Equities Inc	5,116	338
Atwood Oceanics Inc (a)	3,745	160	Annaly Capital Management Inc	59,795	1,008
BP PLC ADR	257,200	11,363	Apartment Investment & Management Co	3,595	89
Chesapeake Energy Corp	45,656	1,284	AvalonBay Communities Inc	5,912	790
Chevron Corp	212,306	22,303	Boston Properties Inc	2,397	237
ConocoPhillips	283,034	19,713	Brandywine Realty Trust	12,447	113
Denbury Resources Inc (a)	6,173	97	BRE Properties Inc	6,163	309
Devon Energy Corp	114,965	7,467	Camden Property Trust	1,801	109
Energen Corp	6,630	325	CommonWealth REIT	6,729	130
EQT Corp	128,000	8,128	Corporate Office Properties Trust	4,480	109
Exxon Mobil Corp	175,405	13,697	DDR Corp	20,187	259
Helmerich & Payne Inc	640	34	Douglas Emmett Inc	11,749	229
Hess Corp	16,816	1,052	Duke Realty Corp	23,716	291
Marathon Oil Corp	334,535	8,708	Equity Residential	16,834	988
Marathon Petroleum Corp	288,058	10,341	Essex Property Trust Inc	1,325	189
Murphy Oil Corp	11,373	630	Federal Realty Investment Trust	1,397	124
Nabors Industries Ltd (a)	26,709	490	HCP Inc	25,289	1,008
Newfield Exploration Co (a)	102,400	4,123	Health Care REIT Inc	11,115	586
Noble Energy Inc	7,864	703	Hospitality Properties Trust	11,356	273
Occidental Petroleum Corp	163,861	15,229	Host Hotels & Resorts Inc	41,510	592
Patterson-UTI Energy Inc	12,635	257	Kimco Realty Corp	37,427	654
Plains Exploration & Production Co (a)	13,065	411	Liberty Property Trust	10,590	339
QEP Resources Inc	3,495	124	Macerich Co/The	7,811	389
Rowan Cos Inc (a)	9,790	338	Mack-Cali Realty Corp	8,190	230
Tesoro Corp (a)	13,125	340	Piedmont Office Realty Trust Inc	15,888	270
Transocean Ltd/Switzerland	102,500	5,858	Plum Creek Timber Co Inc	5,913	223
Unit Corp (a)	3,915	192	ProLogis Inc	25,335	754
Valero Energy Corp	39,588	974	Public Storage Inc	750	97
		$ 154,349	Realty Income Corp	12,257	409
			Regency Centers Corp	8,400	344
Oil & Gas Services - 0.28%			Senior Housing Properties Trust	13,711	308
Baker Hughes Inc	18,164	1,054	Simon Property Group Inc	4,938	634
National Oilwell Varco Inc	29,371	2,095	SL Green Realty Corp	7,534	520
SEACOR Holdings Inc	2,023	172	Taubman Centers Inc	4,934	302
		$ 3,321	UDR Inc	15,863	395
Packaging & Containers - 0.09%			Ventas Inc	9,596	534
Bemis Co Inc	10,040	282	Vornado Realty Trust	10,583	876
Greif Inc	3,513	157	Weingarten Realty Investors	11,223	260
Owens-Illinois Inc (a)	15,084	303			$ 15,309
Sealed Air Corp	14,748	263	Retail - 3.12%
		$ 1,005	Abercrombie & Fitch Co	1,131	84
Pharmaceuticals - 10.63%			Best Buy Co Inc	19,768	518
Abbott Laboratories	142,600	7,682	Big Lots Inc (a)	4,537	171
AstraZeneca PLC ADR	283,100	13,563	Brinker International Inc	1,232	28
Bristol-Myers Squibb Co	94,189	2,976	CarMax Inc (a)	17,345	521
Cardinal Health Inc	9,716	430	Chico's FAS Inc	5,412	67
Eli Lilly & Co	44,502	1,654	CVS Caremark Corp	279,878	10,159
Forest Laboratories Inc (a)	19,082	597	Dillard's Inc	3,123	161
Johnson & Johnson	547,152	35,231	Foot Locker Inc	15,135	331
Mead Johnson Nutrition Co	9,218	662	GameStop Corp (a)	95,772	2,449
Merck & Co Inc	329,164	11,356	Gap Inc/The	32,527	615
Omnicare Inc	10,834	323	Home Depot Inc	39,637	1,419
Pfizer Inc	2,161,615	41,633	Kohl's Corp	4,114	218
Teva Pharmaceutical Industries Ltd ADR	194,800	7,958	Lowe's Cos Inc	265,050	5,571
		$ 124,065	Macy's Inc	23,746	725
			PVH Corp	4,675	348
Pipelines - 0.23%			RadioShack Corp	10,137	121
Oneok Inc	9,181	698	Signet Jewelers Ltd	7,928	342
Spectra Energy Corp	36,246	1,038	Staples Inc	44,556	667
Williams Cos Inc	32,802	988	Target Corp	40,774	2,232
		$ 2,724	Walgreen Co	4,716	157
Private Equity - 0.02%			Wal-Mart Stores Inc	163,553	9,277
American Capital Ltd (a)	32,436	252	Williams-Sonoma Inc	4,624	174
					$ 36,355

See accompanying notes

351

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Maturity

Savings & Loans - 0.13%			REPURCHASE AGREEMENTS - 1.38%	Amount (000's)	Value (000's)
First Niagara Financial Group Inc	27,887	$ 256	Banks - 1.38%
Hudson City Bancorp Inc	40,443	253	Investment in Joint Trading Account; Credit	$ 4,859	$ 4,859
New York Community Bancorp Inc	42,090	560	Suisse Repurchase Agreement; 0.08%
People's United Financial Inc	26,446	337	dated 10/31/11 maturing 11/01/11
Washington Federal Inc	10,379	142	(collateralized by US Government
		$ 1,548	Securities; $4,956,469; 0.00%; dated
			05/15/12 - 08/15/35)
Semiconductors - 2.56%			Investment in Joint Trading Account; Deutsche	5,831	5,831
Applied Materials Inc	459,886	5,666	Bank Repurchase Agreement; 0.10% dated
Fairchild Semiconductor International Inc (a)	11,512	172
			10/31/11 maturing 11/01/11 (collateralized
Intel Corp	700,125	17,182	by US Government Securities; $5,947,764;
KLA-Tencor Corp	3,506	165	0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Lam Research Corp (a)	48,600	2,089
LSI Corp (a)	37,052	232	Investment in Joint Trading Account; Merrill	5,471	5,471
Marvell Technology Group Ltd (a)	46,733	654	Lynch Repurchase Agreement; 0.09%
Micron Technology Inc (a)	422,412	2,361	dated 10/31/11 maturing 11/01/11
Novellus Systems Inc (a)	8,214	284	(collateralized by US Government
PMC - Sierra Inc (a)	20,681	131	Securities; $5,580,311; 0.00% - 8.13%;
Teradyne Inc (a)	17,055	244	dated 11/25/11 - 09/15/60)
					$ 16,161
Texas Instruments Inc	23,240	714	TOTAL REPURCHASE AGREEMENTS		$ 16,161
		$ 29,894	Total Investments		$ 1,154,371
Shipbuilding - 0.01%			Other Assets in Excess of Liabilities, Net - 1.09%		$ 12,763
Huntington Ingalls Industries Inc (a)	4,519	133	TOTAL NET ASSETS - 100.00%		$ 1,167,134

Software - 1.48%			(a) Non-Income Producing Security
Activision Blizzard Inc	35,145	471
CA Inc	24,435	529
Compuware Corp (a)	8,863	75
Fidelity National Information Services Inc	24,311	637	Unrealized Appreciation (Depreciation)
Fiserv Inc (a)	2,629	155	The net federal income tax unrealized appreciation (depreciation) and federal tax
Microsoft Corp	291,415	7,760	cost of investments held as of the period end were as follows:
Oracle Corp	234,100	7,671
		$ 17,298	Unrealized Appreciation		$ 59,024
			Unrealized Depreciation		(76,333)
Telecommunications - 5.00%			Net Unrealized Appreciation (Depreciation)		$ (17,309)
Amdocs Ltd (a)	17,075	512	Cost for federal income tax purposes		$ 1,171,680
AT&T Inc	883,093	25,883
CenturyLink Inc	346,930	12,233	All dollar amounts are shown in thousands (000's)
Cisco Systems Inc	343,571	6,366
Corning Inc	415,334	5,935	Portfolio Summary (unaudited)
Frontier Communications Corp	54,571	342	Sector		Percent
Motorola Mobility Holdings Inc (a)	14,397	560
			Consumer, Non-cyclical		23 .22%
Motorola Solutions Inc	16,496	774	Financial		20 .54%
Sprint Nextel Corp (a)	162,955	419
			Energy		13 .79%
Verizon Communications Inc	136,997	5,066	Communications		11 .57%
Windstream Corp	21,205	258	Industrial		8 .52%
		$ 58,348	Technology		6 .91%
Textiles - 0.03%			Consumer, Cyclical		6 .82%
Cintas Corp	11,749	351	Utilities		4 .88%
			Basic Materials		2 .62%
			Diversified		0 .04%
Toys, Games & Hobbies - 0.02%			Other Assets in Excess of Liabilities, Net		1 .09%
Mattel Inc	8,217	232	TOTAL NET ASSETS		100.00%

Transportation - 1.20%
FedEx Corp	16,584	1,357
Kirby Corp (a)	1,437	88
Norfolk Southern Corp	21,905	1,621
Union Pacific Corp	110,364	10,989
		$ 14,055

Water - 0.06%
American Water Works Co Inc	16,131	492
Aqua America Inc	11,488	255
		$ 747
TOTAL COMMON STOCKS		$ 1,138,210

See accompanying notes

352

Schedule of Investments
LargeCap Value Fund III
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	394 $	23,867	$ 24,611	$ 744
					$ 744
All dollar amounts are shown in thousands (000's)

See accompanying notes

353

Schedule of Investments MidCap Blend Fund October 31, 2011

COMMON STOCKS - 98.45%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.82%			Healthcare - Products (continued)
Lamar Advertising Co (a)	612,078	$ 13,766	DENTSPLY International Inc	468,215	$ 17,305
			St Jude Medical Inc	124,373	4,851

Banks - 2.23%					$ 56,536
CIT Group Inc (a)	590,570	20,581	Healthcare - Services - 5.07%
M&T Bank Corp	224,278	17,070	Coventry Health Care Inc (a)	502,711	15,991
		$ 37,651	Laboratory Corp of America Holdings (a)	471,279	39,517
			Lincare Holdings Inc	552,055	13,001
Beverages - 2.09%			Quest Diagnostics Inc	304,625	16,998
Beam Inc	320,258	15,830
Molson Coors Brewing Co	460,006	19,477			$ 85,507
		$ 35,307	Holding Companies - Diversified - 0.74%

Building Materials - 0.66%			Leucadia National Corp	468,295	12,564
Fortune Brands Home & Security Inc (a)	281,698	4,093
Martin Marietta Materials Inc	96,840	6,989	Insurance - 13.13%
		$ 11,082	Alleghany Corp (a)	19,952	6,331
			Aon Corp	526,853	24,562
Chemicals - 1.05%			Arch Capital Group Ltd (a)	311,339	11,199
Airgas Inc	185,846	12,814	Brown & Brown Inc	826,809	18,256
Ecolab Inc	89,483	4,818	Everest Re Group Ltd	45,862	4,124
		$ 17,632	Fairfax Financial Holdings Ltd	24,600	10,283
Commercial Services - 5.07%			Loews Corp	1,158,065	45,975
Ascent Capital Group Inc (a)	184,184	8,378	Markel Corp (a)	93,862	36,278
Iron Mountain Inc	1,545,218	47,794	Marsh & McLennan Cos Inc	584,734	17,905
Live Nation Entertainment Inc (a)	601,369	5,647	Progressive Corp/The	873,063	16,597
Macquarie Infrastructure Co LLC	218,740	5,768	White Mountains Insurance Group Ltd	41,932	17,611
SAIC Inc (a)	1,439,385	17,892	Willis Group Holdings PLC	339,057	12,311
		$ 85,479			$ 221,432

Consumer Products - 1.34%			Internet - 2.92%
Clorox Co/The	337,779	22,611	Liberty Interactive Corp (a)	1,550,013	25,467
			VeriSign Inc	739,108	23,718
					$ 49,185
Distribution & Wholesale - 0.37%
Fastenal Co	164,061	6,249	Media - 7.38%
			Discovery Communications Inc - C Shares (a)	848,080	33,558
			Liberty Global Inc - A Shares (a)	529,376	21,270
Diversified Financial Services - 3.56%			Liberty Global Inc - B Shares (a)	262,801	10,084
Ameriprise Financial Inc	261,784	12,220	Liberty Media Corp - Liberty Capital (a)	633,947	48,700
BlackRock Inc	132,395	20,891	Liberty Media Corp - Liberty Starz (a)	157,761	10,775
Charles Schwab Corp/The	1,315,903	16,159			$ 124,387
CME Group Inc	38,879	10,713
		$ 59,983	Mining - 2.66%
			Franco-Nevada Corp	898,288	35,589
Electric - 1.25%			Royal Gold Inc	128,724	9,214
Brookfield Infrastructure Partners LP	319,877	8,026			$ 44,803
Calpine Corp (a)	861,904	13,075
		$ 21,101	Miscellaneous Manufacturing - 0.46%
			ITT Corp	171,600	7,825
Electronics - 2.73%
Gentex Corp	935,636	28,181
Tyco International Ltd	390,262	17,777	Oil & Gas - 5.31%
		$ 45,958	Cimarex Energy Co	203,908	13,050
			EOG Resources Inc	359,587	32,158
Energy - Alternate Sources - 1.53%			EQT Corp	502,974	31,939
Covanta Holding Corp	1,758,876	25,785	Nabors Industries Ltd (a)	672,888	12,334
					$ 89,481

Entertainment - 0.80%			Pharmaceuticals - 1.52%
International Game Technology	767,863	13,507	Mead Johnson Nutrition Co	184,356	13,246
			Valeant Pharmaceuticals International Inc	313,037	12,384
Food - 1.52%					$ 25,630
Sara Lee Corp	829,341	14,762
Sysco Corp	391,968	10,866	Pipelines - 2.99%
			El Paso Corp	496,916	12,428
		$ 25,628	Williams Cos Inc	1,261,393	37,980
Gas - 1.30%					$ 50,408
National Fuel Gas Co	187,555	11,495
Questar Corp	544,700	10,497	Private Equity - 1.27%
		$ 21,992	Onex Corp	630,837	21,429

Healthcare - Products - 3.35%			Real Estate - 3.75%
Becton Dickinson and Co	249,150	19,491	Brookfield Asset Management Inc	1,508,906	43,758
CR Bard Inc	173,232	14,889

See accompanying notes

354

Schedule of Investments MidCap Blend Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Real Estate (continued)			(continued)	Amount (000's)	Value (000's)
Forest City Enterprises Inc (a)	1,064,306	$ 14,560	Banks (continued)
Howard Hughes Corp/The (a)	102,191	4,903	Investment in Joint Trading Account; Merrill	$ 7,640	$ 7,640
		$ 63,221	Lynch Repurchase Agreement; 0.09%
			dated 10/31/11 maturing 11/01/11
REITS - 1.85%			(collateralized by US Government
General Growth Properties Inc	1,559,547	22,925	Securities; $7,792,655; 0.00% - 8.13%;
Vornado Realty Trust	100,223	8,300	dated 11/25/11 - 09/15/60)
		$ 31,225			$ 22,569
Retail - 9.44%			TOTAL REPURCHASE AGREEMENTS		$ 22,569
AutoZone Inc (a)	48,636	15,738	Total Investments		$ 1,682,802
Copart Inc (a)	312,341	13,602	Other Assets in Excess of Liabilities, Net - 0.21%		$ 3,587
Dollar General Corp (a)	357,571	14,181	TOTAL NET ASSETS - 100.00%		$ 1,686,389
JC Penney Co Inc	404,763	12,985
O'Reilly Automotive Inc (a)	696,360	52,958
TJX Cos Inc	651,273	38,380	(a) Non-Income Producing Security
Yum! Brands Inc	211,997	11,357
		$ 159,201

Savings & Loans - 0.19%			Unrealized Appreciation (Depreciation)
BankUnited Inc	149,085	3,248	The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:

Semiconductors - 1.28%			Unrealized Appreciation		$ 274,317
Microchip Technology Inc	596,113	21,555	Unrealized Depreciation		(81,583)
			Net Unrealized Appreciation (Depreciation)		$ 192,734
Software - 4.12%			Cost for federal income tax purposes		$ 1,490,068
Broadridge Financial Solutions Inc	454,645	10,116
Dun & Bradstreet Corp/The	260,249	17,400	All dollar amounts are shown in thousands (000's)
Fidelity National Information Services Inc	708,735	18,555
Intuit Inc	435,995	23,400	Portfolio Summary (unaudited)
		$ 69,471	Sector		Percent
			Financial		27 .32%
Telecommunications - 3.48%			Consumer, Non-cyclical		19 .96%
American Tower Corp (a)	309,213	17,038	Communications		14 .60%
EchoStar Holding Corp (a)	501,571	13,221	Consumer, Cyclical		11 .83%
Motorola Solutions Inc	369,639	17,340	Energy		9 .83%
Telephone & Data Systems Inc	51,799	1,201	Technology		5 .40%
Telephone & Data Systems Inc - Special	475,260	9,942	Industrial		3 .85%
Shares			Basic Materials		3 .71%
		$ 58,742	Utilities		2 .55%
Textiles - 1.22%			Diversified		0 .74%
Cintas Corp	394,288	11,785	Other Assets in Excess of Liabilities, Net		0 .21%
Mohawk Industries Inc (a)	168,414	8,867	TOTAL NET ASSETS		100.00%
		$ 20,652
TOTAL COMMON STOCKS		$ 1,660,233
	Maturity
REPURCHASE AGREEMENTS - 1.34%	Amount (000's)	Value (000's)

Banks - 1.34%
Investment in Joint Trading Account; Credit	$ 6,786	$ 6,786
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,921,489; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	8,143	8,143
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $8,305,787;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

355

Schedule of Investments MidCap Growth Fund October 31, 2011

COMMON STOCKS - 93.84%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.90%			Home Furnishings - 1.78%
BE Aerospace Inc (a)	66,375	$ 2,504	Tempur-Pedic International Inc (a)	34,500	$ 2,348

Apparel - 4.80%			Internet - 4.28%
Crocs Inc (a)	65,200	1,152	Expedia Inc	88,600	2,326
Deckers Outdoor Corp (a)	19,270	2,220	IAC/InterActiveCorp	80,939	3,305
Under Armour Inc (a)	34,874	2,944			$ 5,631

		$ 6,316	Iron & Steel - 1.75%
Biotechnology - 1.82%			Carpenter Technology Corp	40,530	2,299
Alexion Pharmaceuticals Inc (a)	35,430	2,392

			Leisure Products & Services - 2.62%
Chemicals - 2.17%			Polaris Industries Inc	54,550	3,455
Albemarle Corp	53,530	2,853

			Machinery - Diversified - 1.54%
Commercial Services - 5.86%			Roper Industries Inc	24,930	2,022
Alliance Data Systems Corp (a)	21,600	2,213
Apollo Group Inc (a)	59,960	2,839
Gartner Inc (a)	69,278	2,668	Mining - 1.48%
		$ 7,720	Eldorado Gold Corp	103,200	1,947

Computers - 3.61%			Oil & Gas - 6.71%
SanDisk Corp (a)	47,100	2,387
Teradata Corp (a)	39,590	2,362	Berry Petroleum Co	15,779	545
			Cabot Oil & Gas Corp	46,060	3,580
		$ 4,749	Concho Resources Inc (a)	12,865	1,218
Cosmetics & Personal Care - 1.93%			Patterson-UTI Energy Inc	80,940	1,645
Estee Lauder Cos Inc/The	25,877	2,548	Range Resources Corp	17,800	1,225
			SM Energy Co	7,500	622
					$ 8,835
Distribution & Wholesale - 2.56%
Fossil Inc (a)	32,552	3,374	Pharmaceuticals - 5.49%
			Mead Johnson Nutrition Co	34,980	2,514
			Perrigo Co	25,500	2,302
Diversified Financial Services - 1.27%			Shire PLC ADR	25,655	2,419
Discover Financial Services	70,700	1,666			$ 7,235

Electrical Components & Equipment - 1.19%			Retail - 9.86%
Energizer Holdings Inc (a)	21,300	1,572	Arcos Dorados Holdings Inc	108,025	2,528
			Foot Locker Inc	71,860	1,571
			Genesco Inc (a)	46,360	2,732
Electronics - 3.80%			GNC Holdings Inc (a)	57,044	1,412
Agilent Technologies Inc (a)	36,465	1,352	Panera Bread Co (a)	23,875	3,192
FEI Co (a)	61,749	2,455	Ulta Salon Cosmetics & Fragrance Inc (a)	23,012	1,548
Sensata Technologies Holding NV (a)	40,031	1,198			$ 12,983

		$ 5,005	Semiconductors - 2.03%
Engineering & Construction - 3.19%			Cavium Inc (a)	40,670	1,330
Chicago Bridge & Iron Co NV	79,105	2,894	Rovi Corp (a)	27,173	1,346
McDermott International Inc (a)	119,320	1,310			$ 2,676
		$ 4,204
			Software - 8.62%
Environmental Control - 1.03%			CommVault Systems Inc (a)	29,800	1,269
Stericycle Inc (a)	16,200	1,354	Electronic Arts Inc (a)	123,475	2,883
			Red Hat Inc (a)	60,935	3,025
			Salesforce.com Inc (a)	21,125	2,813
Food - 2.65%			VeriFone Systems Inc (a)	32,380	1,367
Whole Foods Market Inc	48,378	3,489			$ 11,357

Hand & Machine Tools - 1.44%			Transportation - 1.99%
			Kansas City Southern (a)	41,535	2,624
Kennametal Inc	48,715	1,895

			TOTAL COMMON STOCKS		$ 123,571
Healthcare - Products - 4.72%				Maturity
Cooper Cos Inc/The	21,065	1,460	REPURCHASE AGREEMENTS - 2.03%	Amount (000's)	Value (000's)
Edwards Lifesciences Corp (a)	34,599	2,609
St Jude Medical Inc	55,015	2,146	Banks - 2.03%
		$ 6,215	Investment in Joint Trading Account; Credit	$ 804	$ 804
			Suisse Repurchase Agreement; 0.08%
Healthcare - Services - 1.75%			dated 10/31/11 maturing 11/01/11
Humana Inc	27,130	2,303	(collateralized by US Government
			Securities; $820,070; 0.00%; dated
			05/15/12 - 08/15/35)

See accompanying notes

356

Schedule of Investments
MidCap Growth Fund
October 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	965	$ 965
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $984,084;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	905	905
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $923,287; 0.00% - 8.13%; dated
11/25/11 - 09/15/60)
$ 2,674
TOTAL REPURCHASE AGREEMENTS		$ 2,674
Total Investments		$ 126,245
Other Assets in Excess of Liabilities, Net - 4.13%		$ 5,435
TOTAL NET ASSETS - 100.00%		$ 131,680

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 17,246
Unrealized Depreciation	(5,682)
Net Unrealized Appreciation (Depreciation)	$ 11,564
Cost for federal income tax purposes	$ 114,681

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	24 .22%
Consumer, Cyclical	21.62%
Industrial	16 .08%
Technology	14 .27%
Energy	6 .71%
Basic Materials	5 .40%
Communications	4 .28%
Financial	3 .29%
Other Assets in Excess of Liabilities, Net	4 .13%
TOTAL NET ASSETS	100.00%

See accompanying notes

357

Schedule of Investments
MidCap Growth Fund III
October 31, 2011

COMMON STOCKS - 97.47%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.19%			Chemicals (continued)
Interpublic Group of Cos Inc	51,132	$ 485	Albemarle Corp	16,821	$ 896
Omnicom Group Inc	52,261	2,324	Celanese Corp	28,658	1,248
		$ 2,809	CF Industries Holdings Inc	78,250	12,698
			Eastman Chemical Co	55,278	2,172
Aerospace & Defense - 0.88%			Ecolab Inc	121,057	6,517
Alliant Techsystems Inc	34,320	1,993	FMC Corp	92,800	7,321
BE Aerospace Inc (a)	17,543	662
			Huntsman Corp	10,525	124
Goodrich Corp	8,295	1,017	International Flavors & Fragrances Inc	14,746	893
Rockwell Collins Inc	29,441	1,644	Intrepid Potash Inc (a)	14,589	406
TransDigm Group Inc (a)	9,552	897
			Kronos Worldwide Inc	25,695	570
Triumph Group Inc	119,220	6,927	PPG Industries Inc	175,662	15,179
		$ 13,140	Rockwood Holdings Inc (a)	41,994	1,933
Agriculture - 0.03%			Sherwin-Williams Co/The	14,577	1,206
Lorillard Inc	3,500	387	Sigma-Aldrich Corp	23,416	1,533
			Solutia Inc (a)	54,809	891
			Valspar Corp	3,396	118
Airlines - 0.96%			Westlake Chemical Corp	18,273	753
Alaska Air Group Inc (a)	16,000	1,065	WR Grace & Co (a)	83,690	3,498
Copa Holdings SA	7,043	486			$ 68,347
Delta Air Lines Inc (a)	97,152	828
Southwest Airlines Co	38,980	333	Coal - 1.21%
United Continental Holdings Inc (a)	597,552	11,545	Alpha Natural Resources Inc (a)	35,433	852
		$ 14,257	Arch Coal Inc	96,751	1,763
			Consol Energy Inc	55,642	2,379
Apparel - 1.99%			Peabody Energy Corp	279,871	12,138
Coach Inc	152,151	9,900	Walter Energy Inc	11,427	864
Deckers Outdoor Corp (a)	87,862	10,125
					$ 17,996
Ralph Lauren Corp	11,674	1,854
True Religion Apparel Inc (a)	12,100	411	Commercial Services - 4.85%
Under Armour Inc (a)	86,830	7,329	Aaron's Inc	22,117	592
		$ 29,619	Alliance Data Systems Corp (a)	45,558	4,667
			Apollo Group Inc (a)	91,928	4,353
Automobile Manufacturers - 0.03%			Booz Allen Hamilton Holding Corp (a)	13,326	211
Navistar International Corp (a)	10,975	462	Bridgepoint Education Inc (a)	32,400	702
			Corporate Executive Board Co	37,321	1,366
Automobile Parts & Equipment - 0.88%			DeVry Inc	20,992	791
Autoliv Inc	1,000	58	Equifax Inc	1,824	64
BorgWarner Inc (a)	149,996	11,473	Gartner Inc (a)	99,529	3,834
TRW Automotive Holdings Corp (a)	15,000	631	Global Payments Inc	74,102	3,403
WABCO Holdings Inc (a)	18,811	945	Green Dot Corp (a)	66,363	2,168
		$ 13,107	H&R Block Inc	50,212	768
			Iron Mountain Inc	29,270	905
Banks - 0.50%			ITT Educational Services Inc (a)	55,985	3,469
Fifth Third Bancorp	13,000	156	KAR Auction Services Inc (a)	1,556	21
Signature Bank/New York NY (a)	131,430	7,327	Lender Processing Services Inc	39,362	691
		$ 7,483	Moody's Corp	130,456	4,630
Beverages - 2.90%			Morningstar Inc	6,796	401
Brown-Forman Corp	14,200	1,061	Paychex Inc	62,689	1,827
Coca-Cola Enterprises Inc	217,549	5,834	Robert Half International Inc	23,848	630
			SAIC Inc (a)	25,986	323
Constellation Brands Inc (a)	21,500	435
Dr Pepper Snapple Group Inc	359,163	13,451	SEI Investments Co	95,778	1,550
Green Mountain Coffee Roasters Inc (a)	136,341	8,865	Sotheby's	2,900	102
			SuccessFactors Inc (a)	422,340	11,277
Hansen Natural Corp (a)	151,025	13,455
			Team Health Holdings Inc (a)	38,200	776
		$ 43,101	Towers Watson & Co	3,303	217
Biotechnology - 1.56%			Verisk Analytics Inc (a)	52,899	1,859
Alexion Pharmaceuticals Inc (a)	218,971	14,783	VistaPrint NV (a)	19,692	688
Charles River Laboratories International Inc (a)	54,602	1,763	Weight Watchers International Inc	26,112	1,948
Illumina Inc (a)	22,553	690	Western Union Co/The	1,022,410	17,861
Life Technologies Corp (a)	21,251	864			$ 72,094
Myriad Genetics Inc (a)	70,686	1,504
Regeneron Pharmaceuticals Inc (a)	11,839	655	Computers - 3.31%
			Cadence Design Systems Inc (a)	369,538	4,091
United Therapeutics Corp (a)	36,525	1,597
Vertex Pharmaceuticals Inc (a)	33,390	1,322	DST Systems Inc	22,745	1,142
			Fortinet Inc (a)	381,082	8,787
		$ 23,178	IHS Inc (a)	8,024	674
Building Materials - 0.45%			MICROS Systems Inc (a)	73,711	3,628
Owens Corning Inc (a)	234,430	6,653	NCR Corp (a)	161,078	3,067
			NetApp Inc (a)	1,500	61
			Riverbed Technology Inc (a)	104,929	2,894
Chemicals - 4.60%			SanDisk Corp (a)	246,270	12,479
Airgas Inc	150,700	10,391	Synopsys Inc (a)	2,831	76

See accompanying notes

358

Schedule of Investments
MidCap Growth Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Engineering & Construction (continued)
Teradata Corp (a)	207,105	$ 12,356	Fluor Corp	108,108	$ 6,146
		$ 49,255	KBR Inc	64,245	1,793
			McDermott International Inc (a)	57,218	628
Consumer Products - 0.57%					$ 9,471
Avery Dennison Corp	1,846	49
Church & Dwight Co Inc	104,584	4,621	Entertainment - 0.54%
Clorox Co/The	2,155	144	International Game Technology	42,977	756
Tupperware Brands Corp	65,601	3,709	Penn National Gaming Inc (a)	202,960	7,307
		$ 8,523			$ 8,063

Cosmetics & Personal Care - 0.09%			Environmental Control - 0.43%
Avon Products Inc	69,870	1,277	Clean Harbors Inc (a)	66,230	3,859
			Nalco Holding Co	19,985	754
			Stericycle Inc (a)	13,943	1,165
Distribution & Wholesale - 0.44%
Arrow Electronics Inc (a)	4,539	164	Waste Connections Inc	19,014	648
Fastenal Co	47,890	1,824			$ 6,426
Fossil Inc (a)	9,727	1,008	Food - 2.79%
Genuine Parts Co	12,015	690	Campbell Soup Co	25,325	842
LKQ Corp (a)	23,694	691	ConAgra Foods Inc	18,404	466
WESCO International Inc (a)	5,690	276	Corn Products International Inc	17,251	837
WW Grainger Inc	10,881	1,864	Flowers Foods Inc	126,200	2,548
		$ 6,517	Hershey Co/The	237,776	13,608
			HJ Heinz Co	35,442	1,894
Diversified Financial Services - 2.13%
Affiliated Managers Group Inc (a)	110,299	10,215	Hormel Foods Corp	39,389	1,161
			McCormick & Co Inc/MD	17,089	830
Ameriprise Financial Inc	104,840	4,894	Sara Lee Corp	91,577	1,630
CBOE Holdings Inc	14,691	384
Credit Acceptance Corp (a)	3,000	207	Tyson Foods Inc	17,800	344
Discover Financial Services	51,607	1,216	Whole Foods Market Inc	240,855	17,370
Eaton Vance Corp	33,112	871			$ 41,530
Federated Investors Inc	20,481	400	Forest Products & Paper - 0.05%
IntercontinentalExchange Inc (a)	43,501	5,650	International Paper Co	25,931	718
NASDAQ OMX Group Inc/The (a)	4,205	105
NYSE Euronext	22,555	599
T Rowe Price Group Inc	47,378	2,503	Gas - 0.03%
TD Ameritrade Holding Corp	39,914	670	National Fuel Gas Co	3,377	207
Waddell & Reed Financial Inc	141,256	3,917	Questar Corp	15,800	304
		$ 31,631			$ 511

Electric - 0.25%			Hand & Machine Tools - 0.41%
ITC Holdings Corp	50,409	3,664	Kennametal Inc	2,678	104
			Lincoln Electric Holdings Inc	14,490	528
			Snap-on Inc	2,946	158
Electrical Components & Equipment - 0.10%			Stanley Black & Decker Inc	83,430	5,327
AMETEK Inc	30,733	1,215			$ 6,117
General Cable Corp (a)	7,574	212
		$ 1,427	Healthcare - Products - 3.26%
			Align Technology Inc (a)	23,600	544
Electronics - 1.56%			CareFusion Corp (a)	19,564	501
Agilent Technologies Inc (a)	220,070	8,158	Cepheid Inc (a)	131,840	4,731
Amphenol Corp	28,610	1,359	Cooper Cos Inc/The	63,790	4,420
Dolby Laboratories Inc (a)	17,458	510	CR Bard Inc	63,879	5,489
FEI Co (a)	88,910	3,535	DENTSPLY International Inc	16,069	594
FLIR Systems Inc	29,908	787	Edwards Lifesciences Corp (a)	71,004	5,355
Garmin Ltd	2,037	70	Gen-Probe Inc (a)	58,512	3,517
Gentex Corp	23,183	698	Henry Schein Inc (a)	8,938	620
Jabil Circuit Inc	44,334	912	Hill-Rom Holdings Inc	15,957	537
Mettler-Toledo International Inc (a)	5,220	802	Hospira Inc (a)	25,783	811
Tech Data Corp (a)	6,900	339	IDEXX Laboratories Inc (a)	25,414	1,830
Thomas & Betts Corp (a)	3,549	176	Intuitive Surgical Inc (a)	22,686	9,842
Trimble Navigation Ltd (a)	22,967	928	Kinetic Concepts Inc (a)	18,020	1,232
Vishay Intertechnology Inc (a)	38,400	413	Patterson Cos Inc	11,493	362
Waters Corp (a)	55,903	4,479	ResMed Inc (a)	58,707	1,662
		$ 23,166	Sirona Dental Systems Inc (a)	15,599	747
			Varian Medical Systems Inc (a)	86,465	5,077
Energy - Alternate Sources - 0.03%			Zimmer Holdings Inc (a)	12,400	653
Covanta Holding Corp	2,158	31
First Solar Inc (a)	9,239	460			$ 48,524
		$ 491	Healthcare - Services - 1.27%
			AMERIGROUP Corp (a)	63,050	3,508
Engineering & Construction - 0.64%			Covance Inc (a)	75,908	3,851
AECOM Technology Corp (a)	14,939	313
			DaVita Inc (a)	17,491	1,224
Chicago Bridge & Iron Co NV	16,151	591	Health Management Associates Inc (a)	70,586	618

See accompanying notes

359

Schedule of Investments MidCap Growth Fund III

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Services (continued)			Machinery - Diversified (continued)
Humana Inc	1,710	$ 145	Zebra Technologies Corp (a)	15,232	$ 544
Laboratory Corp of America Holdings (a)	18,353	1,539			$ 30,297
Lincare Holdings Inc	26,496	624
Quest Diagnostics Inc	26,457	1,476	Media - 1.88%
Tenet Healthcare Corp (a)	7,533	36	Cablevision Systems Corp	223,981	3,241
			Discovery Communications Inc - A Shares (a)	160,986	6,996
Universal Health Services Inc	16,548	662	DISH Network Corp (a)	65,241	1,577
WellCare Health Plans Inc (a)	105,887	5,189
		$ 18,872	Factset Research Systems Inc	43,929	4,367
			John Wiley & Sons Inc	16,076	765
Home Furnishings - 0.99%			Liberty Global Inc - A Shares (a)	45,017	1,809
Harman International Industries Inc	39,700	1,714	McGraw-Hill Cos Inc/The	141,619	6,019
Tempur-Pedic International Inc (a)	191,916	13,061	Nielsen Holdings NV (a)	19,346	568
		$ 14,775	Scripps Networks Interactive	32,208	1,368
			Sirius XM Radio Inc (a)	733,657	1,313
Housewares - 0.22%					$ 28,023
Toro Co	59,141	3,196
			Metal Fabrication & Hardware - 0.15%
			Timken Co	40,374	1,701
Insurance - 0.42%			Valmont Industries Inc	6,333	543
Aon Corp	116,340	5,424
Erie Indemnity Co	7,738	611			$ 2,244
Reinsurance Group of America Inc	3,400	177	Mining - 0.33%
		$ 6,212	Allied Nevada Gold Corp (a)	24,873	945
			Compass Minerals International Inc	42,233	3,213
Internet - 3.21%
Akamai Technologies Inc (a)	27,596	744	Royal Gold Inc	9,966	713
Equinix Inc (a)	7,606	730			$ 4,871
Expedia Inc	314,441	8,258	Miscellaneous Manufacturing - 1.28%
F5 Networks Inc (a)	139,004	14,449	Cooper Industries PLC	23,226	1,218
IAC/InterActiveCorp	1,300	53	Donaldson Co Inc	14,581	934
Netflix Inc (a)	9,763	801	Dover Corp	27,741	1,540
OpenTable Inc (a)	71,350	3,129	Eaton Corp	39,614	1,776
Rackspace Hosting Inc (a)	95,829	3,966	Hexcel Corp (a)	152,240	3,762
Sina Corp/China (a)	73,435	5,970	Ingersoll-Rand PLC	50,196	1,563
Symantec Corp (a)	34,800	592	Pall Corp	18,860	965
TIBCO Software Inc (a)	279,671	8,080	Parker Hannifin Corp	76,460	6,235
VeriSign Inc	29,762	955	SPX Corp	3,895	213
		$ 47,727	Textron Inc	43,588	846

Iron & Steel - 0.90%					$ 19,052
Allegheny Technologies Inc	89,198	4,139	Office & Business Equipment - 0.03%
Carpenter Technology Corp	12,272	696	Pitney Bowes Inc	23,800	485
Cliffs Natural Resources Inc	116,214	7,928
Steel Dynamics Inc	48,568	607
		$ 13,370	Oil & Gas - 6.07%
			Atwood Oceanics Inc (a)	4,529	194
Leisure Products & Services - 0.90%			Brigham Exploration Co (a)	19,007	692
Harley-Davidson Inc	239,334	9,311	Cabot Oil & Gas Corp	177,443	13,791
Polaris Industries Inc	64,836	4,106	Concho Resources Inc (a)	153,470	14,536
		$ 13,417	Denbury Resources Inc (a)	125,755	1,974
			Diamond Offshore Drilling Inc	9,087	596
Lodging - 2.71%			EQT Corp	10,233	650
Choice Hotels International Inc	662	24	Helmerich & Payne Inc	91,569	4,870
Hyatt Hotels Corp (a)	42,900	1,595
			HollyFrontier Corp	167,984	5,156
Marriott International Inc/DE	51,709	1,629	Murphy Oil Corp	22,894	1,267
MGM Resorts International (a)	510,790	5,884
			Newfield Exploration Co (a)	21,632	871
Starwood Hotels & Resorts Worldwide Inc	287,233	14,394	Noble Energy Inc	6,893	616
Wynn Resorts Ltd	126,517	16,801	Northern Oil and Gas Inc (a)	78,470	1,897
		$ 40,327	Patterson-UTI Energy Inc	47,998	975
Machinery - Construction & Mining - 1.28%			Pioneer Natural Resources Co	15,378	1,290
Joy Global Inc	217,936	19,004	Plains Exploration & Production Co (a)	9,300	293
			QEP Resources Inc	163,434	5,810
			Quicksilver Resources Inc (a)	2,274	17
Machinery - Diversified - 2.04%			Range Resources Corp	76,961	5,298
Babcock & Wilcox Co/The (a)	32,773	721	Rosetta Resources Inc (a)	22,485	997
Cummins Inc	81,480	8,102	Rowan Cos Inc (a)	222,603	7,678
Flowserve Corp	9,709	900	SM Energy Co	156,680	12,990
Gardner Denver Inc	25,090	1,941	Tesoro Corp (a)	21,900	568
IDEX Corp	20,775	736	Ultra Petroleum Corp (a)	106,017	3,378
Nordson Corp	93,073	4,316	Valero Energy Corp	44,300	1,090
Rockwell Automation Inc	118,018	7,984	Whiting Petroleum Corp (a)	60,808	2,830
Roper Industries Inc	18,327	1,486			$ 90,324
Wabtec Corp/DE	53,106	3,567

See accompanying notes

360

Schedule of Investments MidCap Growth Fund III

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas Services - 1.95%			Retail (continued)
Cameron International Corp (a)	182,841	$ 8,984	Casey's General Stores Inc	19,200	$ 951
CARBO Ceramics Inc	5,347	726	Chico's FAS Inc	32,829	406
Core Laboratories NV	40,407	4,375	Chipotle Mexican Grill Inc (a)	42,034	14,128
Dresser-Rand Group Inc (a)	71,601	3,465	Copart Inc (a)	15,586	679
FMC Technologies Inc (a)	39,033	1,750	Darden Restaurants Inc	22,159	1,061
Oceaneering International Inc	105,610	4,418	Dick's Sporting Goods Inc	90,208	3,526
Oil States International Inc (a)	12,009	836	Dillard's Inc	20,100	1,036
RPC Inc	65,994	1,226	Dollar General Corp (a)	18,412	730
SEACOR Holdings Inc	2,600	221	Dollar Tree Inc (a)	35,053	2,803
Superior Energy Services Inc (a)	106,884	3,006	Domino's Pizza Inc (a)	10,100	324
		$ 29,007	DSW Inc	5,588	293
			Express Inc	52,400	1,184
Packaging & Containers - 0.55%			Family Dollar Stores Inc	22,736	1,333
Ball Corp	32,312	1,117	Ltd Brands Inc	156,207	6,671
Crown Holdings Inc (a)	180,577	6,102
			Lululemon Athletica Inc (a)	111,251	6,283
Packaging Corp of America	7,400	193	Macy's Inc	14,770	451
Rock-Tenn Co	12,707	752	Nordstrom Inc	300,789	15,247
		$ 8,164	Nu Skin Enterprises Inc	64,300	3,249
Pharmaceuticals - 5.34%			O'Reilly Automotive Inc (a)	47,831	3,637
AmerisourceBergen Corp	278,359	11,357	Panera Bread Co (a)	34,194	4,572
BioMarin Pharmaceutical Inc (a)	18,013	614	PetSmart Inc	93,080	4,370
Catalyst Health Solutions Inc (a)	65,860	3,620	PVH Corp	2,512	187
Endo Pharmaceuticals Holdings Inc (a)	21,346	690	Ross Stores Inc	21,845	1,916
Herbalife Ltd	108,855	6,788	Sally Beauty Holdings Inc (a)	24,602	472
Jazz Pharmaceuticals Inc (a)	7,600	296	Tiffany & Co	23,743	1,893
Mead Johnson Nutrition Co	180,580	12,975	Tractor Supply Co	13,431	953
Medicis Pharmaceutical Corp	130,570	5,000	Ulta Salon Cosmetics & Fragrance Inc (a)	52,614	3,541
Mylan Inc/PA (a)	76,110	1,490	Williams-Sonoma Inc	219,052	8,223
Onyx Pharmaceuticals Inc (a)	113,290	4,637			$ 134,490
Perrigo Co	93,620	8,452	Savings & Loans - 0.02%
Pharmasset Inc (a)	12,078	850
SXC Health Solutions Corp (a)	107,264	5,022	Hudson City Bancorp Inc	13,333	83
Warner Chilcott PLC (a)	195,906	3,550	People's United Financial Inc	19,733	252
Watson Pharmaceuticals Inc (a)	208,786	14,022			$ 335
		$ 79,363	Semiconductors - 6.58%
			Advanced Micro Devices Inc (a)	171,371	999
Pipelines - 0.58%			Altera Corp	367,252	13,926
El Paso Corp	336,425	8,414	Analog Devices Inc	56,121	2,052
Oneok Inc	2,240	170	Atmel Corp (a)	80,166	847
		$ 8,584	Avago Technologies Ltd	347,930	11,750
Real Estate - 0.22%			Broadcom Corp	406,920	14,686
CBRE Group Inc (a)	47,451	844	Cypress Semiconductor Corp	720,416	13,767
Jones Lang LaSalle Inc	37,800	2,442	Fairchild Semiconductor International Inc (a)	22,800	341
		$ 3,286	Freescale Semiconductor Holdings I Ltd (a)	7,528	99
			Integrated Device Technology Inc (a)	281,000	1,708
REITS - 0.88%			Intersil Corp	17,501	209
Apartment Investment & Management Co	22,590	557	KLA-Tencor Corp	35,209	1,658
Boston Properties Inc	21,826	2,161	Lam Research Corp (a)	243,202	10,456
Camden Property Trust	14,107	855	Linear Technology Corp	42,654	1,378
Digital Realty Trust Inc	18,367	1,145	LSI Corp (a)	592,336	3,702
EastGroup Properties Inc	9,133	398	Maxim Integrated Products Inc	173,844	4,548
Equity Residential	6,017	353	Microchip Technology Inc	30,937	1,119
Essex Property Trust Inc	5,087	726	NVIDIA Corp (a)	205,913	3,047
Federal Realty Investment Trust	8,591	763	Omnivision Technologies Inc (a)	268,460	4,379
Macerich Co/The	13,066	650	ON Semiconductor Corp (a)	123,893	938
Plum Creek Timber Co Inc	17,830	672	PMC - Sierra Inc (a)	162,697	1,031
Rayonier Inc	45,072	1,881	QLogic Corp (a)	87,517	1,222
UDR Inc	4,515	113	Rovi Corp (a)	18,343	909
Ventas Inc	28,096	1,562	Skyworks Solutions Inc (a)	35,434	702
Vornado Realty Trust	15,269	1,264	Varian Semiconductor Equipment Associates	12,248	769
		$ 13,100	Inc (a)
Retail - 9.04%			Xilinx Inc	49,751	1,665
Abercrombie & Fitch Co	214,553	15,962			$ 97,907
Advance Auto Parts Inc	66,408	4,322	Software - 7.14%
AutoNation Inc (a)	5,629	219	Activision Blizzard Inc	14,600	195
AutoZone Inc (a)	21,463	6,946	ANSYS Inc (a)	14,911	811
Bed Bath & Beyond Inc (a)	244,425	15,115	athenahealth Inc (a)	4,700	249
Big Lots Inc (a)	6,287	237	Autodesk Inc (a)	152,912	5,291
Brinker International Inc	21,871	501	BMC Software Inc (a)	151,718	5,273
Buckle Inc/The	24,000	1,069	Broadridge Financial Solutions Inc	32,468	722

See accompanying notes

361

Schedule of Investments
MidCap Growth Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Maturity

Software (continued)			REPURCHASE AGREEMENTS - 2.54%	Amount (000's)	Value (000's)
CA Inc	49,519	$ 1,073	Banks - 2.54%
Cerner Corp (a)	183,092	11,613	Investment in Joint Trading Account; Credit	$ 11,366	$ 11,366
Citrix Systems Inc (a)	165,513	12,055	Suisse Repurchase Agreement; 0.08%
CommVault Systems Inc (a)	11,700	498	dated 10/31/11 maturing 11/01/11
Compuware Corp (a)	44,755	378	(collateralized by US Government
Dun & Bradstreet Corp/The	61,721	4,126	Securities; $11,593,048; 0.00%; dated
Electronic Arts Inc (a)	686,544	16,031	05/15/12 - 08/15/35)
Fair Isaac Corp	30,600	837	Investment in Joint Trading Account; Deutsche	13,639	13,639
Fiserv Inc (a)	152,873	9,000	Bank Repurchase Agreement; 0.10% dated
Informatica Corp (a)	25,305	1,151	10/31/11 maturing 11/01/11 (collateralized
Intuit Inc	86,845	4,661	by US Government Securities;
MSCI Inc (a)	154,471	5,157	$13,911,657; 0.00% - 0.05%; dated
NetSuite Inc (a)	22,700	864	12/21/11 - 10/15/29)
Nuance Communications Inc (a)	66,794	1,769	Investment in Joint Trading Account; Merrill	12,796	12,796
Quality Systems Inc	99,060	3,854	Lynch Repurchase Agreement; 0.09%
Red Hat Inc (a)	31,350	1,557	dated 10/31/11 maturing 11/01/11
Salesforce.com Inc (a)	73,490	9,787	(collateralized by US Government
Solera Holdings Inc	11,474	627	Securities; $13,052,194; 0.00% - 8.13%;
VeriFone Systems Inc (a)	202,297	8,539	dated 11/25/11 - 09/15/60)
		$ 106,118			$ 37,801

Telecommunications - 1.53%			TOTAL REPURCHASE AGREEMENTS		$ 37,801
Acme Packet Inc (a)	84,970	3,077	Total Investments		$ 1,487,143
Amdocs Ltd (a)	11,100	333	Liabilities in Excess of Other Assets, Net - (0.01)%		$ (165)
Comverse Technology Inc (a)	83,300	574	TOTAL NET ASSETS - 100.00%		$ 1,486,978
Crown Castle International Corp (a)	47,170	1,951
Harris Corp	8,895	336	(a) Non-Income Producing Security
JDS Uniphase Corp (a)	63,181	758
MetroPCS Communications Inc (a)	319,918	2,720
NeuStar Inc (a)	76,274	2,424
NII Holdings Inc (a)	110,942	2,611	Unrealized Appreciation (Depreciation)
Plantronics Inc	32,100	1,072	The net federal income tax unrealized appreciation (depreciation) and federal tax
Polycom Inc (a)	125,100	2,068	cost of investments held as of the period end were as follows:
SBA Communications Corp (a)	18,408	701
tw telecom inc (a)	36,040	667	Unrealized Appreciation		$ 242,232
Virgin Media Inc	110,629	2,697	Unrealized Depreciation		(67,873)
Windstream Corp	61,965	754	Net Unrealized Appreciation (Depreciation)		$ 174,359
		$ 22,743	Cost for federal income tax purposes		$ 1,312,784

Toys, Games & Hobbies - 0.15%			All dollar amounts are shown in thousands (000's)
Hasbro Inc	22,641	862
Mattel Inc	48,045	1,357	Portfolio Summary (unaudited)
		$ 2,219	Sector		Percent
Transportation - 2.12%			Consumer, Non-cyclical		22 .66%
CH Robinson Worldwide Inc	26,890	1,867	Consumer, Cyclical		18 .85%
Con-way Inc	52,300	1,541	Technology		17 .06%
Expeditors International of Washington Inc	229,782	10,478	Industrial		11 .91%
JB Hunt Transport Services Inc	84,842	3,590	Energy		9 .84%
Kansas City Southern (a)	88,147	5,568	Communications		6 .81%
Kirby Corp (a)	77,686	4,781	Financial		6 .71%
Landstar System Inc	60,600	2,705	Basic Materials		5 .88%
Tidewater Inc	925	45	Utilities		0 .29%
UTI Worldwide Inc	62,500	913	Liabilities in Excess of Other Assets, Net		(0 .01)%
		$ 31,488	TOTAL NET ASSETS		100.00%

Trucking & Leasing - 0.02%
Amerco Inc (a)	4,100	310

Water - 0.01%
Aqua America Inc	3,982	88

TOTAL COMMON STOCKS		$ 1,449,342

See accompanying notes

362

Schedule of Investments
MidCap Growth Fund III
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2011	Long	437 $	37,262	$ 38,723	$ 1,461
					$ 1,461
All dollar amounts are shown in thousands (000's)

See accompanying notes

363

     Schedule of Investments MidCap S&P 400 Index Fund October 31, 2011

COMMON STOCKS - 98.89%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.12%			Chemicals - 2.49%
Lamar Advertising Co (a)	23,848	$ 536	Albemarle Corp	37,383	$ 1,992
			Ashland Inc	31,792	1,684
			Cabot Corp	26,653	804
Aerospace & Defense - 0.88%			Cytec Industries Inc	20,205	903
Alliant Techsystems Inc	13,425	780	Intrepid Potash Inc (a)	21,450	597
BE Aerospace Inc (a)	42,034	1,586
Esterline Technologies Corp (a)	12,474	697	Minerals Technologies Inc	7,366	404
			NewMarket Corp	4,454	865
Triumph Group Inc	15,589	906	Olin Corp	32,671	616
		$ 3,969	RPM International Inc	53,428	1,200
Agriculture - 0.09%			Sensient Technologies Corp	20,408	754
Universal Corp/VA	9,464	405	Valspar Corp	38,083	1,328
					$ 11,147

Airlines - 0.30%			Coal - 0.46%
Alaska Air Group Inc (a)	14,672	976	Arch Coal Inc	86,826	1,582
JetBlue Airways Corp (a)	83,167	373	Patriot Coal Corp (a)	37,214	467
		$ 1,349			$ 2,049

Apparel - 1.11%			Commercial Services - 4.83%
Deckers Outdoor Corp (a)	15,694	1,809	Aaron's Inc	32,051	858
Hanesbrands Inc (a)	39,581	1,044	Alliance Data Systems Corp (a)	20,748	2,125
Under Armour Inc (a)	14,915	1,259	Career Education Corp (a)	24,552	396
Warnaco Group Inc/The (a)	17,520	860	Convergys Corp (a)	48,901	523
		$ 4,972	CoreLogic Inc/United States (a)	43,360	528
			Corporate Executive Board Co	14,082	515
Automobile Manufacturers - 0.17%			Corrections Corp of America (a)	43,672	971
Oshkosh Corp (a)	37,154	775
			Deluxe Corp	20,795	491
			FTI Consulting Inc (a)	16,933	667
Automobile Parts & Equipment - 0.76%			Gartner Inc (a)	39,333	1,515
BorgWarner Inc (a)	44,663	3,416	Global Payments Inc	32,735	1,503
			ITT Educational Services Inc (a)	8,258	512
			Korn/Ferry International (a)	19,185	306
Banks - 3.31%			Lender Processing Services Inc	34,384	603
Associated Banc-Corp	70,656	788	Manpower Inc	33,384	1,440
BancorpSouth Inc	29,597	289	Pharmaceutical Product Development Inc	46,409	1,531
Bank of Hawaii Corp	19,200	811	Rent-A-Center Inc/TX	25,117	858
Cathay General Bancorp	32,043	448	Rollins Inc	26,338	574
City National Corp/CA	19,075	809	SEI Investments Co	61,005	988
Commerce Bancshares Inc/MO	31,497	1,222	Service Corp International/US	96,571	966
Cullen/Frost Bankers Inc	24,956	1,224	Sotheby's	27,526	970
East West Bancorp Inc	60,680	1,181	Strayer Education Inc	4,893	417
FirstMerit Corp	44,513	624	Towers Watson & Co	21,437	1,408
Fulton Financial Corp	81,411	769	United Rentals Inc (a)	25,523	598
Hancock Holding Co	34,511	1,046	Valassis Communications Inc (a)	19,195	375
International Bancshares Corp	21,736	394			$ 21,638
Prosperity Bancshares Inc	19,107	735
SVB Financial Group (a)	17,611	809	Computers - 2.34%
Synovus Financial Corp	322,301	483	Cadence Design Systems Inc (a)	109,653	1,214
TCF Financial Corp	65,050	692	Diebold Inc	26,162	845
Trustmark Corp	26,127	579	DST Systems Inc	14,411	723
Valley National Bancorp	69,270	831	Jack Henry & Associates Inc	35,205	1,141
Webster Financial Corp	29,960	588	Mentor Graphics Corp (a)	38,024	432
Westamerica Bancorporation	11,622	521	MICROS Systems Inc (a)	32,924	1,621
		$ 14,843	NCR Corp (a)	64,096	1,220
			Riverbed Technology Inc (a)	63,323	1,746
Beverages - 1.38%			Synopsys Inc (a)	58,698	1,574
Green Mountain Coffee Roasters Inc (a)	52,400	3,407
Hansen Natural Corp (a)	31,409	2,798			$ 10,516
		$ 6,205	Consumer Products - 1.14%
			American Greetings Corp	16,572	265
Biotechnology - 1.28%			Church & Dwight Co Inc	58,500	2,585
Bio-Rad Laboratories Inc (a)	8,004	797
Charles River Laboratories International Inc (a)	20,927	675	Scotts Miracle-Gro Co/The	18,184	882
United Therapeutics Corp (a)	21,149	925	Tupperware Brands Corp	24,697	1,396
Vertex Pharmaceuticals Inc (a)	84,791	3,357			$ 5,128
		$ 5,754	Distribution & Wholesale - 1.85%
			Arrow Electronics Inc (a)	46,826	1,688
Building Materials - 0.74%			Fossil Inc (a)	21,597	2,239
Fortune Brands Home & Security Inc (a)	62,942	915
			Ingram Micro Inc (a)	64,153	1,147
Lennox International Inc	21,646	697	LKQ Corp (a)	59,667	1,741
Louisiana-Pacific Corp (a)	53,848	358
			Owens & Minor Inc	25,981	777
Martin Marietta Materials Inc	18,615	1,343
		$ 3,313

See accompanying notes

364

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Distribution & Wholesale (continued)			Food (continued)
Watsco Inc	11,545	$ 712	Ralcorp Holdings Inc (a)	22,466	$ 1,816
		$ 8,304	Ruddick Corp	20,025	875
			Smithfield Foods Inc (a)	67,239	1,537
Diversified Financial Services - 1.50%			Tootsie Roll Industries Inc	10,139	251
Affiliated Managers Group Inc (a)	21,212	1,965
Eaton Vance Corp	47,809	1,257			$ 7,469
Greenhill & Co Inc	11,869	448	Forest Products & Paper - 0.30%
Jefferies Group Inc	60,131	797	Domtar Corp	16,332	1,338
Raymond James Financial Inc	41,789	1,269

Waddell & Reed Financial Inc	35,071	973	Gas - 2.53%
		$ 6,709	AGL Resources Inc	31,971	1,341
Electric - 3.73%			Atmos Energy Corp	36,789	1,263
Alliant Energy Corp	45,222	1,844	National Fuel Gas Co	33,709	2,066
Black Hills Corp	16,071	542	Questar Corp	72,330	1,394
Cleco Corp	24,881	917	Southern Union Co	50,831	2,136
DPL Inc	48,062	1,459	UGI Corp	45,557	1,306
Great Plains Energy Inc	55,419	1,149	Vectren Corp	33,325	946
Hawaiian Electric Industries Inc	39,068	990	WGL Holdings Inc	20,904	895
IDACORP Inc	20,256	818			$ 11,347
MDU Resources Group Inc	76,929	1,586
NSTAR	42,209	1,903	Hand & Machine Tools - 0.77%
			Kennametal Inc	33,110	1,287
NV Energy Inc	96,160	1,542	Lincoln Electric Holdings Inc	34,311	1,249
OGE Energy Corp	39,922	2,066	Regal-Beloit Corp	16,918	899
PNM Resources Inc	35,317	635
Westar Energy Inc	47,191	1,286			$ 3,435
		$ 16,737	Healthcare - Products - 3.80%
			Cooper Cos Inc/The	19,451	1,348
Electrical Components & Equipment - 1.68%			Gen-Probe Inc (a)	19,633	1,180
Acuity Brands Inc	17,660	818	Henry Schein Inc (a)	37,657	2,610
AMETEK Inc	65,798	2,600
Energizer Holdings Inc (a)	28,020	2,068	Hill-Rom Holdings Inc	25,734	867
			Hologic Inc (a)	106,814	1,722
General Cable Corp (a)	21,256	596
			IDEXX Laboratories Inc (a)	23,162	1,667
Hubbell Inc	24,425	1,460	Kinetic Concepts Inc (a)	25,385	1,736
		$ 7,542	Masimo Corp	24,421	505
Electronics - 2.84%			ResMed Inc (a)	61,744	1,747
Avnet Inc (a)	62,265	1,887	STERIS Corp	24,150	748
Gentex Corp	58,317	1,757	Techne Corp	15,110	1,040
Itron Inc (a)	16,583	610	Teleflex Inc	16,576	992
Mettler-Toledo International Inc (a)	12,992	1,996	Thoratec Corp (a)	24,343	889
National Instruments Corp	37,693	1,007			$ 17,051
Tech Data Corp (a)	17,686	870
Thomas & Betts Corp (a)	21,408	1,064	Healthcare - Services - 2.38%
			AMERIGROUP Corp (a)	20,230	1,125
Trimble Navigation Ltd (a)	50,037	2,022
			Community Health Systems Inc (a)	37,982	664
Vishay Intertechnology Inc (a)	64,040	688
			Covance Inc (a)	24,752	1,256
Woodward Inc	24,393	826	Health Management Associates Inc (a)	103,541	907
		$ 12,727	Health Net Inc (a)	36,299	1,009
Engineering & Construction - 1.09%			Kindred Healthcare Inc (a)	21,235	247
AECOM Technology Corp (a)	48,672	1,018	LifePoint Hospitals Inc (a)	21,189	819
Granite Construction Inc	14,182	319	Lincare Holdings Inc	38,066	897
KBR Inc	61,443	1,715	Mednax Inc (a)	19,872	1,308
Shaw Group Inc/The (a)	29,437	685	Universal Health Services Inc	39,841	1,592
URS Corp (a)	32,436	1,158	WellCare Health Plans Inc (a)	17,408	853
		$ 4,895			$ 10,677

Entertainment - 0.37%			Home Builders - 0.83%
Bally Technologies Inc (a)	18,073	655	KB Home	29,421	205
DreamWorks Animation SKG Inc (a)	28,927	537	MDC Holdings Inc	15,300	343
International Speedway Corp	11,620	277	NVR Inc (a)	2,213	1,423
Scientific Games Corp (a)	23,649	206	Ryland Group Inc	18,096	244
		$ 1,675	Thor Industries Inc	18,203	481
			Toll Brothers Inc (a)	59,931	1,045
Environmental Control - 0.69%					$ 3,741
Clean Harbors Inc (a)	19,226	1,120
Mine Safety Appliances Co	12,536	421	Insurance - 4.03%
Waste Connections Inc	46,058	1,568	American Financial Group Inc/OH	31,947	1,145
		$ 3,109	Arthur J Gallagher & Co	45,854	1,417
			Aspen Insurance Holdings Ltd	28,865	765
Food - 1.67%			Brown & Brown Inc	47,173	1,041
Corn Products International Inc	31,267	1,517	Everest Re Group Ltd	22,146	1,991
Flowers Foods Inc	46,137	932	Fidelity National Financial Inc	91,068	1,406
Lancaster Colony Corp	8,133	541

See accompanying notes

365

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance (continued)			Miscellaneous Manufacturing (continued)
First American Financial Corp	42,927	$ 515	Carlisle Cos Inc	25,103	$ 1,047
Hanover Insurance Group Inc/The	18,525	707	Crane Co	19,873	877
HCC Insurance Holdings Inc	44,822	1,193	Donaldson Co Inc	30,764	1,970
Kemper Corp	20,448	550	Eastman Kodak Co (a)	109,631	122
Mercury General Corp	14,745	638	Harsco Corp	32,889	758
Old Republic International Corp	104,056	920	Matthews International Corp	11,913	419
Protective Life Corp	34,509	642	Pentair Inc	40,245	1,447
Reinsurance Group of America Inc	30,191	1,577	SPX Corp	20,824	1,137
StanCorp Financial Group Inc	18,150	616	Trinity Industries Inc	32,665	891
Transatlantic Holdings Inc	25,461	1,325			$ 10,503
WR Berkley Corp	46,251	1,610
		$ 18,058	Office Furnishings - 0.21%
			Herman Miller Inc	23,688	489
Internet - 1.56%			HNI Corp	18,247	439
AOL Inc (a)	43,588	616			$ 928
Digital River Inc (a)	16,170	296
Equinix Inc (a)	19,166	1,840	Oil & Gas - 3.58%
			Atwood Oceanics Inc (a)	23,018	984
Rackspace Hosting Inc (a)	41,982	1,738
			Bill Barrett Corp (a)	19,374	806
TIBCO Software Inc (a)	66,293	1,915
ValueClick Inc (a)	33,757	594	Cimarex Energy Co	34,867	2,231
			Comstock Resources Inc (a)	19,415	354
		$ 6,999	Energen Corp	29,370	1,441
Investment Companies - 0.15%			Forest Oil Corp (a)	46,602	543
Apollo Investment Corp	80,025	663	HollyFrontier Corp	85,595	2,627
			Northern Oil and Gas Inc (a)	25,727	622
			Patterson-UTI Energy Inc	63,424	1,289
Iron & Steel - 0.78%			Plains Exploration & Production Co (a)	57,454	1,810
Carpenter Technology Corp	17,997	1,021	Quicksilver Resources Inc (a)	48,808	376
Reliance Steel & Aluminum Co	30,512	1,348

Steel Dynamics Inc	89,103	1,113	Unit SM Energy Corp (a) Co	16,877 25,970	2,153 828
		$ 3,482			$ 16,064
Leisure Products & Services - 0.67%
Life Time Fitness Inc (a)	17,248	744	Oil & Gas Services - 1.97%
			CARBO Ceramics Inc	8,117	1,103
Polaris Industries Inc	28,170	1,784	Dresser-Rand Group Inc (a)	32,515	1,574
WMS Industries Inc (a)	22,708	498
			Dril-Quip Inc (a)	14,037	914
		$ 3,026	Exterran Holdings Inc (a)	26,053	247
Machinery - Construction & Mining - 0.17%			Helix Energy Solutions Group Inc (a)	43,170	780
Terex Corp (a)	44,659	743	Oceaneering International Inc	44,224	1,850
			Oil States International Inc (a)	20,916	1,456
			Superior Energy Services Inc (a)	32,525	914
Machinery - Diversified - 1.98%					$ 8,838
AGCO Corp (a)	39,310	1,723
Gardner Denver Inc	21,322	1,649	Packaging & Containers - 1.51%
Graco Inc	24,795	1,065	Greif Inc	12,535	561
IDEX Corp	33,853	1,200	Packaging Corp of America	40,636	1,060
Nordson Corp	24,296	1,126	Rock-Tenn Co	29,017	1,717
Wabtec Corp/DE	19,661	1,321	Silgan Holdings Inc	20,291	762
Zebra Technologies Corp (a)	21,946	784	Sonoco Products Co	40,705	1,278
		$ 8,868	Temple-Inland Inc	44,272	1,408

Media - 1.03%					$ 6,786
AMC Networks Inc (a)	23,355	762	Pharmaceuticals - 2.05%
Factset Research Systems Inc	18,675	1,857	Catalyst Health Solutions Inc (a)	20,322	1,117
John Wiley & Sons Inc	19,357	921	Endo Pharmaceuticals Holdings Inc (a)	47,507	1,535
Meredith Corp	15,220	408	Medicis Pharmaceutical Corp	25,817	988
New York Times Co/The (a)	49,266	375	Omnicare Inc	47,189	1,407
Scholastic Corp	10,264	275	Perrigo Co	37,812	3,414
		$ 4,598	VCA Antech Inc (a)	35,285	717

Metal Fabrication & Hardware - 0.72%					$ 9,178
Commercial Metals Co	47,077	585	Publicly Traded Investment Fund - 0.30%
Timken Co	34,393	1,449	iShares S&P MidCap 400 Index Fund	15,040	1,333
Valmont Industries Inc	9,154	785

Worthington Industries Inc	22,488	388	Real Estate - 0.26%
		$ 3,207	Jones Lang LaSalle Inc	17,699	1,144
Mining - 0.23%
Compass Minerals International Inc	13,407	1,020	REITS - 8.16%
			Alexandria Real Estate Equities Inc	25,236	1,668
Miscellaneous Manufacturing - 2.34%			American Campus Communities Inc	28,333	1,103
Aptargroup Inc	27,210	1,305	BRE Properties Inc	30,454	1,526
Brink's Co/The	19,065	530	Camden Property Trust	29,002	1,759

See accompanying notes

366

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Semiconductors (continued)
Corporate Office Properties Trust	29,302	$ 711	Rovi Corp (a)	45,336	$ 2,246
Cousins Properties Inc	42,262	277	Semtech Corp (a)	26,636	650
Duke Realty Corp	103,004	1,265	Silicon Laboratories Inc (a)	18,034	771
Equity One Inc	24,294	417	Skyworks Solutions Inc (a)	75,903	1,504
Essex Property Trust Inc	13,334	1,904	Varian Semiconductor Equipment Associates	30,730	1,929
Federal Realty Investment Trust	25,592	2,271	Inc (a)
Highwoods Properties Inc	29,501	914			$ 16,906
Home Properties Inc	19,153	1,128
Hospitality Properties Trust	50,304	1,209	Shipbuilding - 0.13%
			Huntington Ingalls Industries Inc (a)	19,886	587
Liberty Property Trust	47,130	1,508
Macerich Co/The	53,752	2,675
Mack-Cali Realty Corp	35,471	995	Software - 3.54%
Omega Healthcare Investors Inc	42,009	746	ACI Worldwide Inc (a)	13,638	418
Potlatch Corp	16,375	532	Acxiom Corp (a)	33,221	438
Rayonier Inc	49,638	2,071	Advent Software Inc (a)	13,421	368
Realty Income Corp	51,697	1,727	Allscripts Healthcare Solutions Inc (a)	76,591	1,467
Regency Centers Corp	36,634	1,500	ANSYS Inc (a)	37,583	2,043
Senior Housing Properties Trust	65,756	1,476	Broadridge Financial Solutions Inc	50,345	1,120
SL Green Realty Corp	34,825	2,403	Concur Technologies Inc (a)	18,921	880
Taubman Centers Inc	23,589	1,444	Fair Isaac Corp	15,734	430
UDR Inc	89,270	2,225	Informatica Corp (a)	43,470	1,978
Weingarten Realty Investors	49,238	1,143	Mantech International Corp	9,431	331
		$ 36,597	MSCI Inc (a)	49,086	1,639
			Parametric Technology Corp (a)	47,853	997
Retail - 6.81%			Quest Software Inc (a)	23,799	419
99 Cents Only Stores (a)	19,258	420
			Solera Holdings Inc	28,868	1,577
Advance Auto Parts Inc	30,045	1,955	VeriFone Systems Inc (a)	42,267	1,784
Aeropostale Inc (a)	32,898	449
American Eagle Outfitters Inc	79,417	1,043			$ 15,889
ANN INC (a)	21,284	567	Telecommunications - 1.56%
Ascena Retail Group Inc (a)	27,994	809	ADTRAN Inc	26,256	882
Barnes & Noble Inc	16,675	205	Ciena Corp (a)	39,478	520
Bob Evans Farms Inc	12,360	407	NeuStar Inc (a)	29,889	950
Brinker International Inc	33,689	771	Plantronics Inc	19,029	636
Cheesecake Factory Inc/The (a)	22,958	643	Polycom Inc (a)	72,070	1,191
Chico's FAS Inc	70,163	867	RF Micro Devices Inc (a)	112,611	827
Collective Brands Inc (a)	24,680	361	Telephone & Data Systems Inc	37,470	869
Copart Inc (a)	22,987	1,001	tw telecom inc (a)	61,411	1,136
Dick's Sporting Goods Inc	39,240	1,534			$ 7,011
Dollar Tree Inc (a)	49,716	3,975	Textiles - 0.27%

Foot Locker Inc	62,327	1,362	Mohawk Industries Inc (a)	23,255	1,224
Guess? Inc	27,219	898
MSC Industrial Direct Co	19,025	1,294
Office Depot Inc (a)	114,108	261	Transportation - 2.26%
Panera Bread Co (a)	12,399	1,658	Alexander & Baldwin Inc	16,989	705
PetSmart Inc	45,940	2,157	Con-way Inc	22,645	667
PVH Corp	27,527	2,048	JB Hunt Transport Services Inc	37,714	1,596
RadioShack Corp	40,657	484	Kansas City Southern (a)	44,748	2,827
Regis Corp	23,523	385	Kirby Corp (a)	22,675	1,395
Saks Inc (a)	65,196	689	Landstar System Inc	19,443	868
Tractor Supply Co	29,097	2,064	Tidewater Inc	21,143	1,041
Wendy's Co/The	122,677	621	UTI Worldwide Inc	41,875	612
Williams-Sonoma Inc	42,588	1,599	Werner Enterprises Inc	18,096	429
		$ 30,527			$ 10,140

Savings & Loans - 0.98%			Trucking & Leasing - 0.16%
Astoria Financial Corp	34,132	283	GATX Corp	18,988	721
First Niagara Financial Group Inc	120,153	1,104
New York Community Bancorp Inc	178,240	2,372
Washington Federal Inc	44,939	614	Water - 0.28%
		$ 4,373	Aqua America Inc	56,397	1,251

Semiconductors - 3.77%			TOTAL COMMON STOCKS		$ 443,435
Atmel Corp (a)	189,699	2,003
Cree Inc (a)	47,146	1,256
Cypress Semiconductor Corp	70,059	1,339
Fairchild Semiconductor International Inc (a)	52,028	779
Integrated Device Technology Inc (a)	59,563	362
International Rectifier Corp (a)	28,530	693
Intersil Corp	51,290	614
Lam Research Corp (a)	50,439	2,168
QLogic Corp (a)	42,353	592

See accompanying notes

367

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2011

Maturity
REPURCHASE AGREEMENTS - 0.89%	Amount (000's)	Value (000's)

Banks - 0.89%
Investment in Joint Trading Account; Credit	$ 1,203	$ 1,203
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,226,974; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,444	1,444
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,472,370;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	1,354	1,354
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,381,406; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 4,001
TOTAL REPURCHASE AGREEMENTS		$ 4,001
Total Investments		$ 447,436
Other Assets in Excess of Liabilities, Net - 0.22%		$ 989
TOTAL NET ASSETS - 100.00%		$ 448,425

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 78,396
Unrealized Depreciation		(53,909)
Net Unrealized Appreciation (Depreciation)		$ 24,487
Cost for federal income tax purposes		$ 422,949

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		19 .28%
Consumer, Non-cyclical		18 .62%
Industrial		17 .96%
Consumer, Cyclical		13 .35%
Technology		9 .65%
Utilities		6 .54%
Energy		6 .01%
Communications		4 .27%
Basic Materials		3 .80%
Exchange Traded Funds		0 .30%
Other Assets in Excess of Liabilities, Net		0 .22%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2011	Long	30 $	2,605	$ 2,658	$ 53
$ 53

All dollar amounts are shown in thousands (000's)

See accompanying notes

368

Schedule of Investments MidCap Value Fund I

October 31, 2011

COMMON STOCKS - 97.77%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.16%			Banks (continued)
Interpublic Group of Cos Inc	183,040	$ 1,735	Zions Bancorporation	408,899	$ 7,099
Lamar Advertising Co (a)	28,300	637			$ 71,436

		$ 2,372	Beverages - 1.43%
Aerospace & Defense - 1.39%			Beam Inc	79,913	3,950
Alliant Techsystems Inc	45,699	2,654	Coca-Cola Enterprises Inc	200,118	5,368
BE Aerospace Inc (a)	189,285	7,142	Constellation Brands Inc (a)	309,835	6,265
Goodrich Corp	9,242	1,133	Dr Pepper Snapple Group Inc	51,937	1,945
L-3 Communications Holdings Inc	27,365	1,855	Hansen Natural Corp (a)	21,400	1,906
Lockheed Martin Corp	2,480	188	Molson Coors Brewing Co	28,398	1,202
Raytheon Co	11,680	516			$ 20,636
Spirit Aerosystems Holdings Inc (a)	380,081	6,488
		$ 19,976	Biotechnology - 0.93%
			Alexion Pharmaceuticals Inc (a)	3,100	209
Agriculture - 0.63%			Bio-Rad Laboratories Inc (a)	17,058	1,698
Bunge Ltd	48,817	3,015	Life Technologies Corp (a)	213,154	8,669
Lorillard Inc	54,799	6,064	Myriad Genetics Inc (a)	75,542	1,608
		$ 9,079	United Therapeutics Corp (a)	26,210	1,146

Airlines - 0.52%					$ 13,330
Copa Holdings SA	24,224	1,674	Building Materials - 0.57%
Delta Air Lines Inc (a)	47,966	409	Armstrong World Industries Inc	10,800	460
JetBlue Airways Corp (a)	974,593	4,366	Fortune Brands Home & Security Inc (a)	79,913	1,161
Southwest Airlines Co	90,218	771	Masco Corp	635,965	6,106
United Continental Holdings Inc (a)	10,411	201	Owens Corning Inc (a)	15,264	433
		$ 7,421			$ 8,160

Apparel - 0.58%			Chemicals - 2.45%
Coach Inc	43,200	2,811	Albemarle Corp	117,902	6,283
Deckers Outdoor Corp (a)	4,700	542	Ashland Inc	16,955	898
Nike Inc	2,600	251	Cabot Corp	38,606	1,165
Ralph Lauren Corp	1,600	254	CF Industries Holdings Inc	43,203	7,010
VF Corp	32,076	4,433	Chemtura Corp (a)	437,114	5,307
		$ 8,291	Cytec Industries Inc	175,760	7,851
			FMC Corp	3,031	239
Automobile Manufacturers - 0.05%			Huntsman Corp	31,881	374
Navistar International Corp (a)	6,980	294
Oshkosh Corp (a)	19,182	400	International Flavors & Fragrances Inc	4,162	252
			Intrepid Potash Inc (a)	49,800	1,386
		$ 694	Monsanto Co	5,000	364
Automobile Parts & Equipment - 1.46%			PPG Industries Inc	3,520	304
Autoliv Inc	12,465	720	Rockwood Holdings Inc (a)	749	34
Lear Corp	253,788	11,906	RPM International Inc	96,258	2,163
TRW Automotive Holdings Corp (a)	198,075	8,338	Valspar Corp	40,543	1,414
		$ 20,964	Westlake Chemical Corp	3,322	137
			WR Grace & Co (a)	1,546	65
Banks - 4.96%					$ 35,246
Associated Banc-Corp	71,790	800
BancorpSouth Inc	27,998	273	Coal - 0.30%
Bank of Hawaii Corp	54,117	2,285	Alpha Natural Resources Inc (a)	20,767	499
BB&T Corp	200	5	Arch Coal Inc	26,623	485
BOK Financial Corp	5,048	264	Consol Energy Inc	78,590	3,361
CapitalSource Inc	101,330	644			$ 4,345
CIT Group Inc (a)	199,975	6,969
			Commercial Services - 1.39%
City National Corp/CA	29,109	1,235	Aaron's Inc	4,566	122
Comerica Inc	28,736	734	Apollo Group Inc (a)	21,905	1,037
Commerce Bancshares Inc/MO	30,168	1,171	Career Education Corp (a)	12,990	210
Cullen/Frost Bankers Inc	45,875	2,250	CoreLogic Inc/United States (a)	20,240	246
East West Bancorp Inc	90,566	1,764	Corrections Corp of America (a)	96,595	2,147
Fifth Third Bancorp	947,042	11,374	DeVry Inc	8,308	313
First Citizens BancShares Inc/NC	1,722	281	Education Management Corp (a)	11,471	228
First Horizon National Corp	479,892	3,354	Equifax Inc	16,945	596
First Republic Bank/San Francisco CA (a)	136,716	3,787
			Genpact Ltd (a)	16,496	266
Fulton Financial Corp	79,766	753	H&R Block Inc	35,284	540
Huntington Bancshares Inc/OH	102,862	532	ITT Educational Services Inc (a)	25,610	1,587
KeyCorp	231,767	1,636	KAR Auction Services Inc (a)	40,419	555
M&T Bank Corp	105,765	8,050	Manpower Inc	11,367	490
Northern Trust Corp	26,870	1,087	Mastercard Inc	5,600	1,945
Popular Inc (a)	891,315	1,658
			Monster Worldwide Inc (a)	9,600	89
Regions Financial Corp	523,375	2,057	Moody's Corp	63,800	2,264
SunTrust Banks Inc	527,081	10,399	Morningstar Inc	869	51
Valley National Bancorp	81,214	975	Paychex Inc	5,443	159
			Pharmaceutical Product Development Inc	24,630	813

See accompanying notes

369

Schedule of Investments
MidCap Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Electric (continued)
Quanta Services Inc (a)	26,377	$ 551	Edison International	247,027	$ 10,030
RR Donnelley & Sons Co	26,072	425	Entergy Corp	43,347	2,999
SAIC Inc (a)	39,804	495	Exelon Corp	26,800	1,190
Service Corp International/US	50,486	505	GenOn Energy Inc (a)	576,234	1,758
Total System Services Inc	30,807	613	Great Plains Energy Inc	270,412	5,609
Towers Watson & Co	30,498	2,003	Hawaiian Electric Industries Inc	25,302	641
Verisk Analytics Inc (a)	51,983	1,827	Integrys Energy Group Inc	9,688	513
		$ 20,077	ITC Holdings Corp	22,220	1,615
			MDU Resources Group Inc	23,091	476
Computers - 1.25%			Northeast Utilities	252,640	8,733
Brocade Communications Systems Inc (a)	260,900	1,143
			NRG Energy Inc (a)	41,614	891
Computer Sciences Corp	89,922	2,829	NSTAR	12,704	573
Diebold Inc	13,287	429	NV Energy Inc	545,008	8,742
DST Systems Inc	25,970	1,304	OGE Energy Corp	59,462	3,076
Lexmark International Inc	63,993	2,028	Pepco Holdings Inc	26,570	526
NCR Corp (a)	7,147	136
NetApp Inc (a)	86,731	3,552	Pinnacle West Capital Corp	181,923	8,292
SanDisk Corp (a)	101,284	5,132	PPL Corp	627,180	18,421
Synopsys Inc (a)	18,427	494	Progress Energy Inc	131,091	6,830
Western Digital Corp (a)	34,796	927	SCANA Corp	249,637	10,555
			TECO Energy Inc	96,156	1,785
		$ 17,974	Westar Energy Inc	240,957	6,568
Consumer Products - 0.23%			Wisconsin Energy Corp	43,090	1,397
Avery Dennison Corp	13,887	370	Xcel Energy Inc	755,805	19,538
Church & Dwight Co Inc	7,536	333			$ 153,421
Clorox Co/The	18,316	1,226	Electrical Components & Equipment - 0.88%
Jarden Corp	43,058	1,379	Energizer Holdings Inc (a)	100,196	7,394
		$ 3,308	General Cable Corp (a)	5,284	148
Cosmetics & Personal Care - 0.06%			GrafTech International Ltd (a)	178,145	2,799
Colgate-Palmolive Co	9,700	877	Hubbell Inc	31,016	1,854
			Molex Inc	16,927	418
					$ 12,613
Distribution & Wholesale - 0.65%
Arrow Electronics Inc (a)	12,131	437	Electronics - 1.11%
Fastenal Co	24,226	923	Amphenol Corp	113,883	5,408
Genuine Parts Co	16,690	958	Avnet Inc (a)	18,905	573
Ingram Micro Inc (a)	120,446	2,154	AVX Corp	37,069	497
WESCO International Inc (a)	102,200	4,953	Garmin Ltd	35,961	1,237
		$ 9,425	Gentex Corp	900	27
			Itron Inc (a)	44,400	1,633
Diversified Financial Services - 4.93%			Jabil Circuit Inc	7,054	145
Affiliated Managers Group Inc (a)	6,834	633
			National Instruments Corp	19,700	526
Ameriprise Financial Inc	41,170	1,922	PerkinElmer Inc	62,021	1,282
BlackRock Inc	18,400	2,903	Tech Data Corp (a)	72,778	3,580
CBOE Holdings Inc	36,110	944	Thomas & Betts Corp (a)	15,988	795
CME Group Inc	16,510	4,549	Vishay Intertechnology Inc (a)	30,637	329
Discover Financial Services	299,692	7,060			$ 16,032
Federated Investors Inc	3,617	71
Interactive Brokers Group Inc - A Shares	22,890	352	Energy - Alternate Sources - 0.05%
Invesco Ltd	778,850	15,632	Covanta Holding Corp	48,260	708
Janus Capital Group Inc	108,921	715
Lazard Ltd	97,558	2,667	Engineering & Construction - 0.46%
Legg Mason Inc	248,487	6,834	AECOM Technology Corp (a)	79,599	1,665
NASDAQ OMX Group Inc/The (a)	454,999	11,397
			Chicago Bridge & Iron Co NV	10,977	402
NYSE Euronext	90,889	2,415	Jacobs Engineering Group Inc (a)	22,337	866
Raymond James Financial Inc	35,440	1,076	KBR Inc	19,595	547
SLM Corp	822,557	11,244	McDermott International Inc (a)	6,174	68
Waddell & Reed Financial Inc	17,773	493	URS Corp (a)	84,178	3,005
		$ 70,907			$ 6,553

Electric - 10.66%			Entertainment - 0.28%
AES Corp/The (a)	341,247	3,829
			Bally Technologies Inc (a)	37,110	1,346
Alliant Energy Corp	69,566	2,836	DreamWorks Animation SKG Inc (a)	22,830	424
Ameren Corp	266,629	8,500	International Game Technology	55,393	974
American Electric Power Co Inc	35,054	1,377	Madison Square Garden Co/The (a)	37,926	1,002
Calpine Corp (a)	42,915	651
			Penn National Gaming Inc (a)	9,638	347
CMS Energy Corp	341,309	7,106			$ 4,093
Consolidated Edison Inc	85,387	4,941
Constellation Energy Group Inc	22,780	904	Environmental Control - 0.46%
DPL Inc	18,891	573	Republic Services Inc	231,619	6,592
DTE Energy Co	30,823	1,606	Waste Connections Inc	2,940	100
Duke Energy Corp	16,660	340			$ 6,692

See accompanying notes

370

Schedule of Investments
MidCap Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Food - 3.17%			Healthcare - Services (continued)
Campbell Soup Co	9,079	$ 302	DaVita Inc (a)	900	$ 63
ConAgra Foods Inc	378,446	9,586	Health Net Inc (a)	18,896	525
Hershey Co/The	12,400	710	Humana Inc	24,831	2,108
HJ Heinz Co	18,920	1,011	LifePoint Hospitals Inc (a)	105,425	4,075
Hormel Foods Corp	46,767	1,379	Mednax Inc (a)	45,735	3,009
JM Smucker Co/The	209,881	16,165	Tenet Healthcare Corp (a)	683,739	3,234
Kellogg Co	21,103	1,144			$ 25,463
McCormick & Co Inc/MD	28,249	1,371
Ralcorp Holdings Inc (a)	42,457	3,433	Holding Companies - Diversified - 0.06%
Safeway Inc	50,706	982	Leucadia National Corp	31,154	836
Sara Lee Corp	202,951	3,612
Smithfield Foods Inc (a)	20,795	475	Home Builders - 0.50%
Tyson Foods Inc	186,230	3,594	DR Horton Inc	120,210	1,338
Whole Foods Market Inc	25,540	1,842	NVR Inc (a)	8,768	5,636
		$ 45,606	Thor Industries Inc	9,076	240

Forest Products & Paper - 0.35%					$ 7,214
Domtar Corp	18,625	1,525	Home Furnishings - 0.08%
International Paper Co	47,998	1,330	Harman International Industries Inc	16,305	704
MeadWestvaco Corp	79,127	2,209	Whirlpool Corp	9,323	473
		$ 5,064			$ 1,177

Gas - 1.95%			Housewares - 0.40%
AGL Resources Inc	9,689	406	Newell Rubbermaid Inc	262,859	3,891
Atmos Energy Corp	38,941	1,336	Toro Co	34,165	1,846
CenterPoint Energy Inc	68,727	1,432			$ 5,737
National Fuel Gas Co	54,492	3,340
NiSource Inc	35,012	773	Insurance - 8.66%
			Alleghany Corp (a)	3,390	1,076
Questar Corp	168,601	3,248
Sempra Energy	244,560	13,141	Allied World Assurance Co Holdings AG	39,774	2,311
Southern Union Co	89,861	3,777	American Financial Group Inc/OH	74,492	2,669
			American International Group Inc (a)	4,400	109
UGI Corp	22,222	638
		$ 28,091	American National Insurance Co	2,055	147
			Aon Corp	48,768	2,274
Hand & Machine Tools - 0.53%			Arch Capital Group Ltd (a)	80,124	2,882
Kennametal Inc	39,729	1,545	Arthur J Gallagher & Co	16,751	518
Lincoln Electric Holdings Inc	20,056	730	Aspen Insurance Holdings Ltd	30,210	800
Regal-Beloit Corp	28,736	1,526	Assurant Inc	36,834	1,419
Snap-on Inc	28,362	1,523	Assured Guaranty Ltd	72,200	920
Stanley Black & Decker Inc	35,449	2,263	Axis Capital Holdings Ltd	19,093	599
		$ 7,587	Brown & Brown Inc	30,280	669
			Cincinnati Financial Corp	18,101	524

Healthcare Alere Inc (a) - Products - 2.52%	17,552	457	Endurance Specialty Holdings Ltd	35,100	1,305
Boston Scientific Corp (a)	1,924,756	11,337	Erie Indemnity Co	2,200	174
Bruker BioSciences Corp (a)	3,970	57	Everest Re Group Ltd	165,480	14,880
CareFusion Corp (a)	34,923	894	Fidelity National Financial Inc	32,941	509
			Genworth Financial Inc (a)	732,829	4,676
Cooper Cos Inc/The	54,201	3,756
DENTSPLY International Inc	36,841	1,362	Hanover Insurance Group Inc/The	41,068	1,567
Gen-Probe Inc (a)	2,400	144	Hartford Financial Services Group Inc	648,485	12,483
Henry Schein Inc (a)	5,995	416	HCC Insurance Holdings Inc	56,137	1,493
Hill-Rom Holdings Inc	43,231	1,455	Kemper Corp	10,174	274
Hologic Inc (a)	417,730	6,734	Lincoln National Corp	404,398	7,703
Hospira Inc (a)	5,497	173	Loews Corp	13,540	537
			Markel Corp (a)	1,148	444
IDEXX Laboratories Inc (a)	2,382	172
Intuitive Surgical Inc (a)	1,200	521	Marsh & McLennan Cos Inc	320,214	9,805
Kinetic Concepts Inc (a)	2,795	191	Mercury General Corp	39,394	1,706
Patterson Cos Inc	156,274	4,918	PartnerRe Ltd	152,730	9,502
QIAGEN NV (a)	32,247	444	Progressive Corp/The	96,185	1,828
Techne Corp	6,400	440	Protective Life Corp	143,231	2,664
Teleflex Inc	9,000	539	Reinsurance Group of America Inc	33,059	1,727
Thoratec Corp (a)	22,900	836	RenaissanceRe Holdings Ltd	6,526	445
Zimmer Holdings Inc (a)	26,861	1,414	StanCorp Financial Group Inc	40,561	1,376
			Torchmark Corp	56,226	2,301
		$ 36,260	Transatlantic Holdings Inc	7,642	398
Healthcare - Services - 1.77%			Unum Group	373,916	8,914
Aetna Inc	195,536	7,775	Validus Holdings Ltd	14,005	383
AMERIGROUP Corp (a)	3,084	172	White Mountains Insurance Group Ltd	1,260	529
CIGNA Corp	53,922	2,391	WR Berkley Corp	263,198	9,162
Community Health Systems Inc (a)	11,100	194	XL Group PLC	499,980	10,870
Covance Inc (a)	13,820	701			$ 124,572
Coventry Health Care Inc (a)	38,226	1,216

See accompanying notes

371

Schedule of Investments
MidCap Value Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet - 1.56%			Mining (continued)
Akamai Technologies Inc (a)	3,538	$ 95	Vulcan Materials Co	15,791	$ 494
AOL Inc (a)	21,949	310			$ 3,336
Expedia Inc	112,269	2,948
IAC/InterActiveCorp	60,133	2,455	Miscellaneous Manufacturing - 3.08%
Liberty Interactive Corp (a)	926,385	15,221	Aptargroup Inc	28,435	1,364
Symantec Corp (a)	87,900	1,495	Carlisle Cos Inc	34,586	1,443
		$ 22,524	Cooper Industries PLC	112,719	5,913
			Crane Co	30,077	1,327
Investment Companies - 0.03%			Dover Corp	8,723	484
Ares Capital Corp	25,412	393	Eaton Corp	144,537	6,478
			Harsco Corp	18,000	415
			Ingersoll-Rand PLC	13,954	434
Iron & Steel - 0.45%			ITT Corp	25,460	1,161
Allegheny Technologies Inc	68,033	3,157	Leggett & Platt Inc	7,429	163
Nucor Corp	44,241	1,671
Reliance Steel & Aluminum Co	13,019	575	Parker Hannifin Corp	102,471	8,357
			Pentair Inc	260,473	9,364
Schnitzer Steel Industries Inc	11,631	545	SPX Corp	11,120	607
Steel Dynamics Inc	12,411	155	Textron Inc	351,036	6,817
United States Steel Corp	17,584	446
		$ 6,549			$ 44,327
			Office & Business Equipment - 0.16%
Leisure Products & Services - 0.02%			Pitney Bowes Inc	25,316	516
Carnival Corp	2,400	85
Harley-Davidson Inc	2,500	97	Xerox Corp	210,074	1,718
Polaris Industries Inc	2,200	139			$ 2,234
		$ 321	Oil & Gas - 4.24%
			Anadarko Petroleum Corp	4,600	361
Lodging - 0.86%			Atwood Oceanics Inc (a)	57,228	2,446
Choice Hotels International Inc	73,643	2,636
MGM Resorts International (a)	64,207	739	Cabot Oil & Gas Corp	10,100	785
			Cimarex Energy Co	9,126	584
Starwood Hotels & Resorts Worldwide Inc	139,047	6,968	Comstock Resources Inc (a)	28,126	513
Wyndham Worldwide Corp	61,920	2,085	Denbury Resources Inc (a)	42,626	669
		$ 12,428	Diamond Offshore Drilling Inc	22,080	1,447
Machinery - Construction & Mining - 0.14%			Energen Corp	117,111	5,746
Joy Global Inc	23,600	2,058	EOG Resources Inc	8,000	715
			EQT Corp	217,634	13,820
			Forest Oil Corp (a)	35,600	415
Machinery - Diversified - 0.19%			Helmerich & Payne Inc	16,158	859
AGCO Corp (a)	13,111	575
			Lone Pine Resources Inc (a)	21,804	164
CNH Global NV (a)	5,573	207
			Murphy Oil Corp	43,154	2,390
Cummins Inc	6,180	615	Nabors Industries Ltd (a)	39,582	726
Flowserve Corp	1,049	97	Newfield Exploration Co (a)	11,877	478
Graco Inc	25,500	1,095	Noble Energy Inc	71,658	6,402
IDEX Corp	3,046	108	Patterson-UTI Energy Inc	18,922	384
		$ 2,697	Pioneer Natural Resources Co	98,846	8,293
Media - 2.36%			Plains Exploration & Production Co (a)	20,373	642
AMC Networks Inc (a)	8,600	281	QEP Resources Inc	14,303	508
Cablevision Systems Corp	34,402	498	Quicksilver Resources Inc (a)	111,407	858
CBS Corp	150,960	3,896	Range Resources Corp	83,083	5,719
Discovery Communications Inc - C Shares (a)	11,300	447	Rowan Cos Inc (a)	24,970	862
DISH Network Corp (a)	76,062	1,838	SM Energy Co	5,298	439
Gannett Co Inc	49,353	577	Sunoco Inc	13,525	503
Liberty Global Inc - A Shares (a)	210,903	8,474	Tesoro Corp (a)	20,269	526
Liberty Media Corp - Liberty Capital (a)	24,134	1,854	Unit Corp (a)	36,952	1,813
Liberty Media Corp - Liberty Starz (a)	7,292	498	Valero Energy Corp	82,396	2,027
McGraw-Hill Cos Inc/The	49,758	2,115			$ 61,094
News Corp - Class A	24,800	434	Oil & Gas Services - 1.19%
Nielsen Holdings NV (a)	2,338	69
			Cameron International Corp (a)	159,195	7,823
Scripps Networks Interactive	290,599	12,344	Dresser-Rand Group Inc (a)	14,600	707
Viacom Inc	6,080	267	Oceaneering International Inc	110,518	4,623
Washington Post Co/The	1,016	346	Oil States International Inc (a)	13,016	906
		$ 33,938	SEACOR Holdings Inc	27,037	2,302
Metal Fabrication & Hardware - 0.06%			Superior Energy Services Inc (a)	28,270	795
Timken Co	2,873	121			$ 17,156
Valmont Industries Inc	9,000	772	Packaging & Containers - 0.44%
		$ 893	Bemis Co Inc	60,172	1,691
Mining - 0.23%			Greif Inc	40,484	1,813
Newmont Mining Corp	33,200	2,219	Owens-Illinois Inc (a)	22,848	459
Royal Gold Inc	8,700	623	Packaging Corp of America	22,073	576
			Sealed Air Corp	21,770	387

See accompanying notes

372

Schedule of Investments MidCap Value Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Packaging & Containers (continued)			REITS (continued)
Silgan Holdings Inc	5,636	$ 212	Weyerhaeuser Co	152,372	$ 2,740
Sonoco Products Co	37,000	1,161			$ 161,256

		$ 6,299	Retail - 3.71%
Pharmaceuticals - 1.62%			Abercrombie & Fitch Co	2,589	193
Eli Lilly & Co	500	19	American Eagle Outfitters Inc	144,714	1,900
Forest Laboratories Inc (a)	163,332	5,112	AutoNation Inc (a)	4,336	169
Mead Johnson Nutrition Co	83,229	5,980	AutoZone Inc (a)	12,350	3,996
Mylan Inc/PA (a)	8,713	170	Bed Bath & Beyond Inc (a)	19,180	1,186
Omnicare Inc	35,471	1,057	Best Buy Co Inc	122,534	3,214
Pharmasset Inc (a)	3,900	275	Big Lots Inc (a)	45,479	1,715
VCA Antech Inc (a)	66,299	1,347	Brinker International Inc	120,434	2,758
Warner Chilcott PLC (a)	480,506	8,707	CarMax Inc (a)	63,843	1,919
Watson Pharmaceuticals Inc (a)	9,480	637	Chico's FAS Inc	40,492	500
		$ 23,304	Chipotle Mexican Grill Inc (a)	800	269
			Copart Inc (a)	19,800	862
Pipelines - 0.50%			Dillard's Inc	7,150	368
Oneok Inc	12,120	922	Dollar Tree Inc (a)	29,210	2,336
Spectra Energy Corp	217,389	6,224	Foot Locker Inc	26,703	583
		$ 7,146	GameStop Corp (a)	41,956	1,073
Private Equity - 0.21%			Gap Inc/The	110,278	2,084
American Capital Ltd (a)	389,757	3,028	Guess? Inc	3,650	120
			JC Penney Co Inc	20,703	664
			Kohl's Corp	2,466	131
Real Estate - 0.07%			Macy's Inc	96,800	2,955
Forest City Enterprises Inc (a)	46,800	640	O'Reilly Automotive Inc (a)	21,930	1,668
Jones Lang LaSalle Inc	6,000	388	PetSmart Inc	103,038	4,838
		$ 1,028	PVH Corp	120,573	8,971
REITS - 11.20%			RadioShack Corp	35,133	418
Alexandria Real Estate Equities Inc	121,881	8,056	Ross Stores Inc	54,871	4,814
			Sally Beauty Holdings Inc (a)	5,670	109
American Capital Agency Corp	22,089	608	Sears Holdings Corp (a)	904	71
Annaly Capital Management Inc	313,868	5,288
Apartment Investment & Management Co	8,035	198	Signet Jewelers Ltd	12,140	523
AvalonBay Communities Inc	100,473	13,433	Staples Inc	103,531	1,549
Boston Properties Inc	50,770	5,026	TJX Cos Inc	300	18
BRE Properties Inc	139,874	7,010	Wendy's Co/The	62,453	316
Camden Property Trust	94,031	5,702	Williams-Sonoma Inc	28,589	1,074
Chimera Investment Corp	125,629	378			$ 53,364
Digital Realty Trust Inc	3,000	187	Savings & Loans - 0.76%
Douglas Emmett Inc	296,118	5,774	Capitol Federal Financial Inc	15,580	173
Duke Realty Corp	31,354	385	First Niagara Financial Group Inc	43,403	399
Equity Residential	41,866	2,457	Hudson City Bancorp Inc	187,508	1,172
Essex Property Trust Inc	38,480	5,494	New York Community Bancorp Inc	74,981	998
Federal Realty Investment Trust	3,171	281	People's United Financial Inc	456,759	5,824
General Growth Properties Inc	68,939	1,013	TFS Financial Corp (a)	68,157	628
HCP Inc	64,747	2,580	Washington Federal Inc	128,906	1,759
Health Care REIT Inc	80,468	4,239			$ 10,953
Hospitality Properties Trust	117,321	2,819
Host Hotels & Resorts Inc	883,872	12,613	Semiconductors - 2.36%
Kimco Realty Corp	508,119	8,877	Atmel Corp (a)	6,010	63
Liberty Property Trust	213,722	6,839	Cavium Inc (a)	73,514	2,403
Macerich Co/The	72,437	3,605	Cree Inc (a)	28,899	770
Mack-Cali Realty Corp	58,910	1,653	Cypress Semiconductor Corp	14,970	286
MFA Financial Inc	831,118	5,610	Fairchild Semiconductor International Inc (a)	56,170	841
Piedmont Office Realty Trust Inc	25,778	438	Intersil Corp	12,834	154
Plum Creek Timber Co Inc	72,364	2,726	KLA-Tencor Corp	14,727	694
ProLogis Inc	177,385	5,279	LSI Corp (a)	83,498	522
Public Storage Inc	1,840	237	Marvell Technology Group Ltd (a)	212,862	2,978
Rayonier Inc	73,575	3,070	Maxim Integrated Products Inc	224,353	5,869
Realty Income Corp	20,157	673	Micron Technology Inc (a)	231,257	1,292
Regency Centers Corp	37,079	1,518	Novellus Systems Inc (a)	99,175	3,426
Senior Housing Properties Trust	59,135	1,327	NVIDIA Corp (a)	358,028	5,299
SL Green Realty Corp	52,567	3,627	PMC - Sierra Inc (a)	78,446	498
Tanger Factory Outlet Centers	218,621	6,156	QLogic Corp (a)	99,749	1,394
Taubman Centers Inc	149,994	9,185	Teradyne Inc (a)	39,050	559
UDR Inc	30,378	757	Xilinx Inc	205,304	6,869
Ventas Inc	184,772	10,275			$ 33,917
Vornado Realty Trust	24,814	2,055	Shipbuilding - 0.02%
Weingarten Realty Investors	46,025	1,068	Huntington Ingalls Industries Inc (a)	9,926	293

See accompanying notes

373

Schedule of Investments MidCap Value Fund I

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Software - 2.10%			(continued)	Amount (000's)	Value (000's)
Activision Blizzard Inc	90,156	$ 1,207	Banks (continued)
Adobe Systems Inc (a)	184,940	5,439	Investment in Joint Trading Account; Deutsche $	10,426	$ 10,427
BMC Software Inc (a)	88,084	3,062	Bank Repurchase Agreement; 0.10% dated
Broadridge Financial Solutions Inc	24,864	553	10/31/11 maturing 11/01/11 (collateralized
CA Inc	55,477	1,202	by US Government Securities;
Compuware Corp (a)	12,272	104	$10,634,831; 0.00% - 0.05%; dated
Electronic Arts Inc (a)	167,947	3,922	12/21/11 - 10/15/29)
Fidelity National Information Services Inc	37,902	992	Investment in Joint Trading Account; Merrill	9,782	9,782
Fiserv Inc (a)	5,817	342	Lynch Repurchase Agreement; 0.09%
Parametric Technology Corp (a)	307,932	6,414	dated 10/31/11 maturing 11/01/11
QLIK Technologies Inc (a)	127,919	3,655	(collateralized by US Government
Quest Software Inc (a)	133,731	2,352	Securities; $9,977,810; 0.00% - 8.13%;
Solera Holdings Inc	17,700	967	dated 11/25/11 - 09/15/60)
		$ 30,211			$ 28,897

Telecommunications - 1.17%			TOTAL REPURCHASE AGREEMENTS		$ 28,897
Amdocs Ltd (a)	23,250	698	Total Investments		$ 1,436,142
Frontier Communications Corp	140,036	877	Other Assets in Excess of Liabilities, Net - 0.22%		$ 3,104
Harris Corp	13,264	501	TOTAL NET ASSETS - 100.00%		$ 1,439,246
Level 3 Communications Inc (a)	13,896	371
Motorola Mobility Holdings Inc (a)	32,285	1,255
NeuStar Inc (a)	24,310	773	(a) Non-Income Producing Security
NII Holdings Inc (a)	4,442	104
Polycom Inc (a)	259,856	4,295
Sprint Nextel Corp (a)	2,370,644	6,093	Unrealized Appreciation (Depreciation)
Telephone & Data Systems Inc	47,657	1,104	The net federal income tax unrealized appreciation (depreciation) and federal tax
Tellabs Inc	75,678	328	cost of investments held as of the period end were as follows:
US Cellular Corp (a)	3,066	122
Windstream Corp	32,259	393	Unrealized Appreciation		$ 154,409
		$ 16,914	Unrealized Depreciation		(94,212)
			Net Unrealized Appreciation (Depreciation)		$ 60,197
Textiles - 0.06%			Cost for federal income tax purposes		$ 1,375,945
Cintas Corp	16,617	497
Mohawk Industries Inc (a)	7,500	395
			All dollar amounts are shown in thousands (000's)
		$ 892

Toys, Games & Hobbies - 0.12%			Portfolio Summary (unaudited)
Hasbro Inc	17,496	666	Sector		Percent
Mattel Inc	36,012	1,017	Financial		32 .83%
		$ 1,683	Consumer, Non-cyclical		13 .75%
			Utilities		12 .99%
Transportation - 0.62%			Industrial		9 .98%
Con-way Inc	10,207	301	Consumer, Cyclical		9 .29%
Kansas City Southern (a)	81,803	5,167	Energy		6 .28%
Kirby Corp (a)	3,500	215	Technology		5 .87%
Landstar System Inc	44,360	1,980	Communications		5 .25%
Ryder System Inc	10,539	537	Basic Materials		3 .48%
Tidewater Inc	14,487	713	Diversified		0 .06%
UTI Worldwide Inc	2,094	31	Other Assets in Excess of Liabilities, Net		0 .22%
		$ 8,944	TOTAL NET ASSETS		100.00%
Trucking & Leasing - 0.03%
GATX Corp	11,169	424

Water - 0.38%
American Water Works Co Inc	146,711	4,479
Aqua America Inc	41,686	925
		$ 5,404
TOTAL COMMON STOCKS		$ 1,407,245
	Maturity
REPURCHASE AGREEMENTS - 2.01%	Amount (000's)	Value (000's)

Banks - 2.01%
Investment in Joint Trading Account; Credit	$ 8,689	$ 8,688
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $8,862,358; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

374

Schedule of Investments
MidCap Value Fund I
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2011	Long	375 $	31,329	$ 33,229	$ 1,900
					$ 1,900
All dollar amounts are shown in thousands (000's)

See accompanying notes

375

Schedule of Investments
MidCap Value Fund III
October 31, 2011

COMMON STOCKS - 93.94%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.02%			Biotechnology - 0.04%
Interpublic Group of Cos Inc	1,569	$ 15	Bio-Rad Laboratories Inc (a)	105	$ 11
			Life Technologies Corp (a)	567	23

Aerospace & Defense - 1.38%					$ 34
Alliant Techsystems Inc	166	10	Building Materials - 0.90%
BE Aerospace Inc (a)	29	1	Fortune Brands Home & Security Inc (a)	475	7
Goodrich Corp	233	29	Masco Corp	82,400	791
L-3 Communications Holdings Inc	17,569	1,190	Owens Corning Inc (a)	384	11
Spirit Aerosystems Holdings Inc (a)	468	8			$ 809
		$ 1,238
			Chemicals - 1.30%
Agriculture - 3.53%			Ashland Inc	277	15
Bunge Ltd	338	21	Cabot Corp	348	11
Lorillard Inc	18,573	2,055	CF Industries Holdings Inc	6,748	1,095
Reynolds American Inc	28,400	1,099	Cytec Industries Inc	261	12
		$ 3,175	Huntsman Corp	803	9
			Rockwood Holdings Inc (a)	18	1
Airlines - 0.04%			RPM International Inc	464	10
Copa Holdings SA	38	3
Delta Air Lines Inc (a)	1,209	10	Valspar Corp	299	10
			Westlake Chemical Corp	83	3
Southwest Airlines Co	2,275	19	WR Grace & Co (a)	38	2
United Continental Holdings Inc (a)	262	5
		$ 37			$ 1,168
			Coal - 0.03%
Apparel - 1.90%			Alpha Natural Resources Inc (a)	523	13
Hanesbrands Inc (a)	38,500	1,015
VF Corp	5,006	692	Arch Coal Inc	671	12
		$ 1,707			$ 25
Automobile Manufacturers - 0.02%			Commercial Services - 2.93%
Navistar International Corp (a)	175	7	Aaron's Inc	116	3
			Career Education Corp (a)	327	5
Oshkosh Corp (a)	483	10
			CoreLogic Inc/United States (a)	510	6
		$ 17	Corrections Corp of America (a)	569	13
Automobile Parts & Equipment - 0.06%			DeVry Inc	68	3
Autoliv Inc	314	18	Education Management Corp (a)	204	4
Lear Corp	370	18	Equifax Inc	426	15
TRW Automotive Holdings Corp (a)	358	15	H&R Block Inc	668	10
		$ 51	KAR Auction Services Inc (a)	120	2
			Manpower Inc	286	12
Banks - 7.30%			Paychex Inc	137	4
Bank of Hawaii Corp	253	11	Quanta Services Inc (a)	665	14
BOK Financial Corp	127	7	Rent-A-Center Inc/TX	19,400	662
Capital One Financial Corp	33,350	1,523	RR Donnelley & Sons Co	658	11
CIT Group Inc (a)	724	25	SAIC Inc (a)	1,003	12
City National Corp/CA	14,147	600	Service Corp International/US	1,272	13
Comerica Inc	626	16	Total System Services Inc	590	12
Commerce Bancshares Inc/MO	10,744	417	Towers Watson & Co	16,270	1,068
Cullen/Frost Bankers Inc	273	13	Verisk Analytics Inc (a)	100	4
East West Bancorp Inc	19,698	384	Western Union Co/The	43,600	762
Fifth Third Bancorp	91,626	1,100			$ 2,635
First Citizens BancShares Inc/NC	27	4
First Horizon National Corp	1,348	9	Computers - 1.11%
First Republic Bank/San Francisco CA (a)	17,989	499	Brocade Communications Systems Inc (a)	2,561	11
Fulton Financial Corp	1,032	10	Computer Sciences Corp	490	15
Huntington Bancshares Inc/OH	2,591	13	Diebold Inc	334	11
KeyCorp	34,783	245	DST Systems Inc	159	8
M&T Bank Corp	10,149	773	Lexmark International Inc	405	13
Northern Trust Corp	678	27	NCR Corp (a)	180	3
PNC Financial Services Group Inc	15,000	806	SanDisk Corp (a)	11,426	579
Popular Inc (a)	5,433	10	Synopsys Inc (a)	464	13
Regions Financial Corp	3,874	15	Western Digital Corp (a)	13,147	350
SunTrust Banks Inc	1,938	38			$ 1,003
Valley National Bancorp	854	10
Zions Bancorporation	548	10	Consumer Products - 0.07%
			Avery Dennison Corp	349	9
		$ 6,565	Church & Dwight Co Inc	189	8
Beverages - 0.39%			Clorox Co/The	461	31
Beam Inc	475	23	Jarden Corp	328	11
Coca-Cola Enterprises Inc	404	11			$ 59
Constellation Brands Inc (a)	14,522	294
			Distribution & Wholesale - 0.06%
Molson Coors Brewing Co	484	20	Arrow Electronics Inc (a)	306	11
		$ 348	Genuine Parts Co	404	23

See accompanying notes

376

Schedule of Investments MidCap Value Fund III

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Distribution & Wholesale (continued)			Engineering & Construction - 0.60%
Ingram Micro Inc (a)	607	$ 11	AECOM Technology Corp (a)	356	$ 7
WESCO International Inc (a)	121	6	Chicago Bridge & Iron Co NV	224	8
		$ 51	Jacobs Engineering Group Inc (a)	442	17
			KBR Inc	17,794	497
Diversified Financial Services - 5.39%			McDermott International Inc (a)	156	2
Affiliated Managers Group Inc (a)	79	7
			URS Corp (a)	282	10
Ameriprise Financial Inc	34,395	1,606			$ 541
Discover Financial Services	91,868	2,165
Federated Investors Inc	92	2	Entertainment - 1.60%
Interactive Brokers Group Inc - A Shares	193	3	International Game Technology	81,473	1,433
Invesco Ltd	1,718	34	Penn National Gaming Inc (a)	243	9
Janus Capital Group Inc	963	6			$ 1,442
Legg Mason Inc	467	13
NASDAQ OMX Group Inc/The (a)	404	10	Environmental Control - 0.04%
NYSE Euronext	645	17	Republic Services Inc	1,118	32
Raymond James Financial Inc	369	11	Waste Connections Inc	74	2
SLM Corp	71,326	975			$ 34
		$ 4,849	Food - 1.81%
Electric - 5.75%			Campbell Soup Co	229	8
AES Corp/The (a)	2,074	23	ConAgra Foods Inc	1,280	32
Alliant Energy Corp	25,298	1,032	Corn Products International Inc	14,810	718
Ameren Corp	11,155	356	HJ Heinz Co	477	26
Calpine Corp (a)	1,081	16	Hormel Foods Corp	342	10
CMS Energy Corp	797	17	JM Smucker Co/The	426	33
Consolidated Edison Inc	913	53	McCormick & Co Inc/MD	220	11
			Ralcorp Holdings Inc (a)	201	16
Constellation Energy Group Inc	574	23
DPL Inc	476	14	Safeway Inc	1,278	25
DTE Energy Co	776	40	Sara Lee Corp	510	9
			Smithfield Foods Inc (a)	14,325	327
Edison International	1,494	61
Entergy Corp	562	39	Tyson Foods Inc	21,603	417
Great Plains Energy Inc	426	9			$ 1,632
Integrys Energy Group Inc	245	13	Forest Products & Paper - 0.99%
MDU Resources Group Inc	582	12	Domtar Corp	5,144	422
Northeast Utilities	811	28	International Paper Co	16,409	454
NRG Energy Inc (a)	1,048	22	MeadWestvaco Corp	587	16
NSTAR	321	14			$ 892
NV Energy Inc	736	12
OGE Energy Corp	425	22	Gas - 3.22%
Pepco Holdings Inc	670	13	AGL Resources Inc	245	10
Pinnacle West Capital Corp	16,241	741	Atmos Energy Corp	9,714	333
PPL Corp	36,451	1,071	CenterPoint Energy Inc	71,732	1,495
Progress Energy Inc	919	48	National Fuel Gas Co	217	13
SCANA Corp	360	15	NiSource Inc	43,313	957
TECO Energy Inc	642	12	Questar Corp	547	11
Westar Energy Inc	521	14	Sempra Energy	748	40
Wisconsin Energy Corp	721	23	Southern Union Co	456	19
Xcel Energy Inc	55,321	1,430	UGI Corp	512	15
		$ 5,173			$ 2,893

Electrical Components & Equipment - 2.01%			Hand & Machine Tools - 2.01%
Energizer Holdings Inc (a)	248	18	Kennametal Inc	373	15
General Cable Corp (a)	134	4	Lincoln Electric Holdings Inc	172	6
Hubbell Inc	8,994	538	Regal-Beloit Corp	205	11
Molex Inc	50,527	1,247	Snap-on Inc	253	14
		$ 1,807	Stanley Black & Decker Inc	27,586	1,761
					$ 1,807
Electronics - 0.39%
Avnet Inc (a)	477	15	Healthcare - Products - 0.19%
AVX Corp	219	3	Alere Inc (a)	442	12
Garmin Ltd	348	12	Boston Scientific Corp (a)	5,385	32
Jabil Circuit Inc	178	4	CareFusion Corp (a)	485	12
PerkinElmer Inc	14,083	291	Cooper Cos Inc/The	173	12
Tech Data Corp (a)	248	12	DENTSPLY International Inc	289	11
Thomas & Betts Corp (a)	204	10	Henry Schein Inc (a)	151	10
Vishay Intertechnology Inc (a)	773	8	Hill-Rom Holdings Inc	32	1
		$ 355	Hologic Inc (a)	908	15
			Hospira Inc (a)	138	4
Energy - Alternate Sources - 0.01%			Kinetic Concepts Inc (a)	70	5
Covanta Holding Corp	596	9	Patterson Cos Inc	329	10
			QIAGEN NV (a)	812	11

See accompanying notes

377

Schedule of Investments
MidCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Internet - 1.17%
Zimmer Holdings Inc (a)	677	$ 36	Akamai Technologies Inc (a)	89	$ 2
		$ 171	AOL Inc (a)	553	8
			Expedia Inc	409	11
Healthcare - Services - 5.20%			IAC/InterActiveCorp	24,320	993
AMERIGROUP Corp (a)	77	4
			Liberty Interactive Corp (a)	2,118	35
CIGNA Corp	39,042	1,731			$ 1,049
Coventry Health Care Inc (a)	51,316	1,633
Health Net Inc (a)	476	13	Investment Companies - 0.01%
Humana Inc	15,076	1,280	Ares Capital Corp	641	10
LifePoint Hospitals Inc (a)	264	10
Tenet Healthcare Corp (a)	2,297	11
			Iron & Steel - 0.08%
		$ 4,682	Nucor Corp	1,115	42
Holding Companies - Diversified - 0.02%			Reliance Steel & Aluminum Co	328	15
Leucadia National Corp	734	20	Schnitzer Steel Industries Inc	90	4
			Steel Dynamics Inc	313	4
			United States Steel Corp	443	11
Home Builders - 0.03%					$ 76
DR Horton Inc	836	9
NVR Inc (a)	18	12	Leisure Products & Services - 1.16%
Thor Industries Inc	228	6	Royal Caribbean Cruises Ltd	35,000	1,040
		$ 27

Home Furnishings - 0.02%			Lodging - 0.04%
Harman International Industries Inc	127	5	Choice Hotels International Inc	127	5
Whirlpool Corp	234	12	MGM Resorts International (a)	968	11
		$ 17	Wyndham Worldwide Corp	603	20
					$ 36
Housewares - 0.02%
Newell Rubbermaid Inc	981	15	Machinery - Diversified - 0.03%
			AGCO Corp (a)	330	15
			CNH Global NV (a)	140	5
Insurance - 6.67%			Flowserve Corp	26	2
Allied World Assurance Co Holdings AG	196	11	IDEX Corp	46	2
American Financial Group Inc/OH	17,781	637			$ 24
American National Insurance Co	36	3
Aon Corp	1,229	57	Media - 0.99%
Arch Capital Group Ltd (a)	459	17	CBS Corp	15,444	399
Arthur J Gallagher & Co	422	13	DISH Network Corp (a)	17,395	420
Assurant Inc	344	13	Gannett Co Inc	1,244	15
Axis Capital Holdings Ltd	481	15	Liberty Media Corp - Liberty Capital (a)	250	19
Brown & Brown Inc	597	13	Liberty Media Corp - Liberty Starz (a)	183	12
Chubb Corp/The	8,500	570	McGraw-Hill Cos Inc/The	287	12
Cincinnati Financial Corp	457	13	Nielsen Holdings NV (a)	58	2
Endurance Specialty Holdings Ltd	215	8	Washington Post Co/The	27	9
Everest Re Group Ltd	170	15			$ 888
Fidelity National Financial Inc	830	13
Genworth Financial Inc (a)	1,512	10	Metal Fabrication & Hardware - 0.00%
Hanover Insurance Group Inc/The	239	9	Timken Co	73	3
Hartford Financial Services Group Inc	1,406	27
HCC Insurance Holdings Inc	405	11	Mining - 0.01%
Kemper Corp	256	7	Vulcan Materials Co	398	12
Lincoln National Corp	1,136	22
Markel Corp (a)	29	11
Marsh & McLennan Cos Inc	1,732	53	Miscellaneous Manufacturing - 3.26%
Mercury General Corp	140	6	Aptargroup Inc	233	11
PartnerRe Ltd	203	13	Carlisle Cos Inc	302	13
Progressive Corp/The	2,425	46	Cooper Industries PLC	199	11
Protective Life Corp	14,782	275	Crane Co	252	11
Reinsurance Group of America Inc	13,398	699	Dover Corp	213	12
RenaissanceRe Holdings Ltd	165	11	Eaton Corp	23,439	1,050
StanCorp Financial Group Inc	237	8	Ingersoll-Rand PLC	352	11
Torchmark Corp	22,089	904	ITT Corp	17,341	791
Transatlantic Holdings Inc	193	10	Leggett & Platt Inc	187	4
Unum Group	1,157	28	Parker Hannifin Corp	3,988	325
Validus Holdings Ltd	13,053	357	Pentair Inc	343	12
White Mountains Insurance Group Ltd	21	9	SPX Corp	12,091	660
Willis Group Holdings PLC	28,500	1,035	Textron Inc	908	18
WR Berkley Corp	421	15			$ 2,929
XL Group PLC	47,762	1,038	Office & Business Equipment - 0.90%
		$ 6,002	Pitney Bowes Inc	638	13
			Xerox Corp	96,995	793
					$ 806

See accompanying notes

378

Schedule of Investments
MidCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas - 5.34%			REITS (continued)
Atwood Oceanics Inc (a)	208	$ 9	HCP Inc	1,282	$ 51
Cimarex Energy Co	230	15	Health Care REIT Inc	552	29
Denbury Resources Inc (a)	354	6	Hospitality Properties Trust	387	9
Energen Corp	9,184	450	Host Hotels & Resorts Inc	2,166	31
EQT Corp	256	16	Kimco Realty Corp	1,572	27
Helmerich & Payne Inc	3,737	199	Liberty Property Trust	360	11
HollyFrontier Corp	8,731	268	Macerich Co/The	326	16
Murphy Oil Corp	16,396	908	Mack-Cali Realty Corp	457	13
Nabors Industries Ltd (a)	997	18	Piedmont Office Realty Trust Inc	649	11
Newfield Exploration Co (a)	299	12	Plum Creek Timber Co Inc	329	12
Noble Energy Inc	513	46	ProLogis Inc	1,431	43
Patterson-UTI Energy Inc	20,349	414	Rayonier Inc	14,580	608
Plains Exploration & Production Co (a)	513	16	Realty Income Corp	508	17
QEP Resources Inc	202	7	Regency Centers Corp	325	13
Rowan Cos Inc (a)	389	13	Senior Housing Properties Trust	480	11
Seadrill Ltd	32,700	1,083	SL Green Realty Corp	314	22
SM Energy Co	2,500	207	Taubman Centers Inc	210	13
Sunoco Inc	341	13	UDR Inc	765	19
Tesoro Corp (a)	11,137	289	Ventas Inc	380	21
Unit Corp (a)	222	11	Vornado Realty Trust	625	52
Valero Energy Corp	32,727	805	Weingarten Realty Investors	635	15
		$ 4,805	Weyerhaeuser Co	1,179	21

Oil & Gas Services - 0.41%					$ 6,212
Cameron International Corp (a)	202	10	Retail - 4.00%
Oil States International Inc (a)	5,044	351	Abercrombie & Fitch Co	66	5
SEACOR Holdings Inc	114	10	AutoNation Inc (a)	109	4
		$ 371	Best Buy Co Inc	1,114	29
			Big Lots Inc (a)	261	10
Packaging & Containers - 0.55%			Brinker International Inc	64	1
Bemis Co Inc	371	10	CarMax Inc (a)	664	20
Greif Inc	201	9	Chico's FAS Inc	312	4
Owens-Illinois Inc (a)	575	11
			Dillard's Inc	4,600	237
Sealed Air Corp	548	10	DSW Inc	8,170	428
Sonoco Products Co	14,412	453	Foot Locker Inc	43,293	947
		$ 493	GameStop Corp (a)	478	12
Pharmaceuticals - 3.01%			Gap Inc/The	1,266	24
AmerisourceBergen Corp	5,512	225	JC Penney Co Inc	522	17
Cardinal Health Inc	15,300	677	Macy's Inc	26,016	794
Forest Laboratories Inc (a)	18,787	588	PVH Corp	179	13
Mead Johnson Nutrition Co	521	38	RadioShack Corp	541	6
Mylan Inc/PA (a)	219	4	Sally Beauty Holdings Inc (a)	28,400	545
Omnicare Inc	39,212	1,169	Signet Jewelers Ltd	10,325	445
VCA Antech Inc (a)	458	9	Staples Inc	2,534	38
Warner Chilcott PLC (a)	79	2	Wendy's Co/The	1,574	8
		$ 2,712	Williams-Sonoma Inc	266	10
					$ 3,597
Pipelines - 1.38%
Oneok Inc	5,906	449	Savings & Loans - 1.31%
Spectra Energy Corp	27,666	792	First Niagara Financial Group Inc	32,394	297
		$ 1,241	Hudson City Bancorp Inc	2,185	14
			New York Community Bancorp Inc	62,879	837
Private Equity - 0.35%			People's United Financial Inc	1,160	15
American Capital Ltd (a)	40,356	314	TFS Financial Corp (a)	409	4
			Washington Federal Inc	569	8
REITS - 6.91%					$ 1,175
Alexandria Real Estate Equities Inc	238	16	Semiconductors - 1.47%
American Capital Agency Corp	556	15	Atmel Corp (a)	151	2
Annaly Capital Management Inc	70,690	1,191	Cree Inc (a)	317	8
Apartment Investment & Management Co	202	5	Fairchild Semiconductor International Inc (a)	677	10
AvalonBay Communities Inc	364	49	Intersil Corp	323	4
Boston Properties Inc	137	14	KLA-Tencor Corp	203	10
BRE Properties Inc	14,715	738	LSI Corp (a)	2,104	13
Camden Property Trust	4,903	297	Marvell Technology Group Ltd (a)	1,917	27
Chimera Investment Corp	3,167	10	Microchip Technology Inc	26,900	973
Douglas Emmett Inc	653	13	Micron Technology Inc (a)	42,863	239
Duke Realty Corp	791	10	Novellus Systems Inc (a)	366	13
Equity Residential	17,166	1,007	PMC - Sierra Inc (a)	1,109	7
Essex Property Trust Inc	12,255	1,749	QLogic Corp (a)	102	1
Federal Realty Investment Trust	79	7	Teradyne Inc (a)	984	14
General Growth Properties Inc	1,737	26			$ 1,321

See accompanying notes

379

Schedule of Investments
MidCap Value Fund III
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS		Maturity

Shipbuilding - 0.01%			(continued)	Amount (000's)	Value (000's)
Huntington Ingalls Industries Inc (a)	250	$ 7	Banks (continued)
			Investment in Joint Trading Account; Merrill	$ 1,541	$ 1,541
			Lynch Repurchase Agreement; 0.09%
Software - 1.72%			dated 10/31/11 maturing 11/01/11
Activision Blizzard Inc	1,534	20
BMC Software Inc (a)	9,216	320	(collateralized by US Government
Broadridge Financial Solutions Inc	36	1	Securities; $1,571,973; 0.00% - 8.13%;
CA Inc	30,299	656	dated 11/25/11 - 09/15/60)
Compuware Corp (a)	310	3			$ 4,553
Dun & Bradstreet Corp/The	7,700	515	TOTAL REPURCHASE AGREEMENTS		$ 4,553
Fidelity National Information Services Inc	955	25	Total Investments		$ 89,043
Fiserv Inc (a)	147	9	Other Assets in Excess of Liabilities, Net - 1.00%		$ 900
		$ 1,549	TOTAL NET ASSETS - 100.00%		$ 89,943

Telecommunications - 1.06%
Amdocs Ltd (a)	28,210	847	(a) Non-Income Producing Security
Frontier Communications Corp	3,529	22
Harris Corp	334	13
Level 3 Communications Inc (a)	350	9
Motorola Mobility Holdings Inc (a)	814	32	Unrealized Appreciation (Depreciation)
NII Holdings Inc (a)	111	3	The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:
Telephone & Data Systems Inc	480	11
Tellabs Inc	1,916	8	Unrealized Appreciation		$ 10,814
US Cellular Corp (a)	77	3
			Unrealized Depreciation		(4,489)
Windstream Corp	814	10	Net Unrealized Appreciation (Depreciation)		$ 6,325
		$ 958	Cost for federal income tax purposes		$ 82,718
Textiles - 0.01%
Cintas Corp	419	13	All dollar amounts are shown in thousands (000's)

			Portfolio Summary (unaudited)
Toys, Games & Hobbies - 0.01%			Sector		Percent
Mattel Inc	475	13	Financial		33 .00%
			Consumer, Non-cyclical		17 .17%
Transportation - 1.35%			Industrial		12 .53%
Con-way Inc	257	8	Utilities		9 .32%
Golar LNG Ltd	23,000	930	Consumer, Cyclical		8 .97%
Kirby Corp (a)	4,083	251	Energy		7 .17%
Ryder System Inc	265	13	Technology		5 .20%
Tidewater Inc	255	13	Communications		3 .24%
UTI Worldwide Inc	52	1	Basic Materials		2 .38%
		$ 1,216	Diversified		0 .02%
			Other Assets in Excess of Liabilities, Net		1 .00%
Water - 0.35%			TOTAL NET ASSETS		100.00%
American Water Works Co Inc	10,048	307
Aqua America Inc	387	8
		$ 315
TOTAL COMMON STOCKS		$ 84,490
	Maturity
REPURCHASE AGREEMENTS - 5.06%	Amount (000's)	Value (000's)

Banks - 5.06%
Investment in Joint Trading Account; Credit	$ 1,369	$ 1,369
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,396,237; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,643	1,643
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,675,485;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2011	Long	62 $	5,208	$ 5,494	$ 286
					$ 286

All dollar amounts are shown in thousands (000's)

See accompanying notes

380

Schedule of Investments
Money Market Fund
October 31, 2011

COMMON STOCKS - 3.97%	Shares Held	Value (000's)		Principal

Publicly Traded Investment Fund - 3.97%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds TempFund	28,400,000	$ 28,400	Other Asset Backed Securities (continued)
Portfolio			Macquarie Equipment Funding Trust
STIT - Liquid Assets Portfolio	24,700,000	24,700	0.43%, 03/20/2012(a),(b)	$ 1,199	$ 1,199
		$ 53,100	MMAF Equipment Finance LLC
TOTAL COMMON STOCKS		$ 53,100	0.32%, 08/15/2012(b)	2,512	2,512
	Principal				$ 18,055
BONDS - 12.40%	Amount (000's)	Value (000's)	Pharmaceuticals - 0.70%
Automobile Asset Backed Securities - 2.04%			Sanofi-Aventis SA
AmeriCredit Automobile Receivables Trust			0.41%, 03/28/2012(a)	9,400	9,400
0.28%, 07/09/2012	$ 2,292	$ 2,292
BMW Vehicle Owner Trust			TOTAL BONDS		$ 166,038
0.31%, 09/25/2012	3,866	3,866		Principal
Ford Credit Auto Lease Trust			MUNICIPAL BONDS - 6.30%	Amount (000's)	Value (000's)
0.26%, 07/15/2012	3,325	3,325
Honda Auto Receivables Owner Trust			California - 2.34%
0.32%, 03/15/2012(a)	729	729	California Statewide Communities
Huntington Auto Trust			Development Authority FANNIE MAE
0.36%, 09/17/2012(b)	5,511	5,511	0.18%, 11/07/2011	$ 300	$ 300
Hyundai Auto Lease Securitization Trust			Kern Water Bank Authority WELLS FARGO
2011-A			0.22%, 11/07/2011	5,337	5,337
0.31%, 08/15/2012(b)	4,004	4,004	San Jose Redevelopment Agency JP
Mercedes-Benz Auto Receivables Trust			MORGAN CHASE & CO
0.22%, 07/16/2012	3,314	3,314	0.16%, 11/07/2011	25,710	25,710
Nissan Auto Lease Trust					$ 31,347
0.23%, 07/16/2012	2,129	2,129	Colorado - 0.15%
Santander Drive Auto Receivables Trust			Colorado Housing & Finance
0.31%, 05/15/2012	1,769	1,769	Authority WELLS FARGO
World Omni Automobile Lease Securitization			0.27%, 11/07/2011	325	325
Trust			County of Kit Carson CO WELLS FARGO
0.30%, 04/16/2012	444	444	0.16%, 11/07/2011	1,550	1,550
		$ 27,383			$ 1,875

Banks - 1.19%			Georgia - 0.17%
JP Morgan Chase Bank NA			Savannah College of Art & Design Inc BANK
0.28%, 11/20/2012(a)	8,000	8,000	OF AMERICA
0.37%, 11/09/2012(a)	8,000	8,000	0.30%, 11/07/2011	2,300	2,300
		$ 16,000

Diversified Financial Services - 3.62%			Illinois - 1.15%
Corporate Finance Managers Inc			Memorial Health System/IL JP MORGAN
0.22%, 11/07/2011	12,800	12,800	CHASE & CO
MetLife			0.16%, 11/07/2011	15,380	15,380
0.49%, 08/16/2012(a),(c)	15,000	15,000
NGSP Inc
0.55%, 11/07/2011	14,100	14,100	Indiana - 0.24%
Toyota Motor Credit Corp			Ball State University Foundation Inc US
0.60%, 10/18/2012(a)	6,500	6,500	BANK
		$ 48,400	0.18%, 11/01/2011	3,150	3,150

Healthcare - Services - 1.18%			Maryland - 0.34%
Everett Clinic PS			City of Baltimore MD STATE STREET
0.40%, 11/07/2011	4,600	4,600	BANK & TRUST
Portland Clinic LLP/The			0.18%, 11/07/2011	4,600	4,600
0.25%, 11/07/2011	11,200	11,200
		$ 15,800
			Minnesota - 0.53%
Insurance - 2.32%			City of St Paul MN US BANK
ING USA Annuity & Life Insurance Co			0.22%, 11/07/2011	2,300	2,300
0.75%, 12/06/2011(a),(c)	15,000	15,000
			Minnesota Housing Finance Agency STATE
New York Life Capital Corp			STREET BANK & TRUST
0.25%, 07/27/2012(a),(c)	16,000	16,000
			0.22%, 11/07/2011	4,860	4,860
		$ 31,000			$ 7,160

Other Asset Backed Securities - 1.35%			New Mexico - 0.29%
CNH Equipment Trust			City of Las Cruces NM WELLS FARGO
0.38%, 10/12/2012	5,301	5,302	0.22%, 11/07/2011	3,900	3,900
GE Equipment Midticket LLC
0.43%, 10/22/2012	4,100	4,100
GE Equipment Transportation LLC			New York - 0.60%
0.29%, 07/20/2012	2,283	2,283	Housing Development Corp/NY HESSEN
John Deere Owner Trust			LANDES BANK
0.31%, 05/11/2012	2,659	2,659	0.28%, 11/07/2011	5,400	5,400

See accompanying notes

381

Schedule of Investments Money Market Fund October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

New York (continued)			Banks (continued)
Housing Development Corp/NY JP			Mizuho Funding LLC MIZUHO CORP
MORGAN CHASE & CO			BANK (continued)
0.16%, 11/07/2011	$ 2,730	$ 2,730	0.38%, 01/23/2012(b)	$ 6,900	$ 6,894
		$ 8,130	National Australia Funding Delaware
			Inc NATIONAL AUSTRALIA BANK
Oklahoma - 0.36%			0.25%, 12/12/2011(b)	8,000	7,998
Oklahoma University Hospital BANK OF			0.30%, 01/03/2012(b)	8,300	8,296
AMERICA			0.30%, 01/17/2012(b)	8,000	7,995
0.30%, 11/07/2011	4,800	4,800	Oversea-Chinese Banking Corp Ltd
			0.30%, 12/06/2011(d)	7,800	7,798
Washington - 0.13%			0.31%, 11/29/2011(d)	7,800	7,798
Washington State Housing Finance			0.35%, 12/07/2011(d)	6,500	6,498
Commission FANNIE MAE			0.36%, 12/28/2011(d)	8,000	7,995
0.18%, 11/07/2011	945	945	Skandinaviska Enskilda Banken AB
0.19%, 11/07/2011	565	565	0.30%, 12/01/2011(b),(d)	6,000	5,998
Washington State Housing Finance			Standard Chartered Bank/New York
Commission US BANK			0.24%, 11/07/2011(b)	6,000	6,000
0.21%, 11/07/2011	230	230	0.27%, 12/21/2011(b)	7,000	6,997
		$ 1,740	0.28%, 12/13/2011(d)	7,000	6,998
TOTAL MUNICIPAL BONDS		$ 84,382	0.29%, 12/19/2011(b)	6,000	5,998
	Maturity		Sumitomo Mitsui Banking Corp
			0.27%, 11/09/2011(b),(d)	8,000	8,000
REPURCHASE AGREEMENTS - 9.30%	Amount (000's)	Value (000's)	0.27%, 12/14/2011(b),(d)	8,900	8,897
Banks - 9.30%			Sumitomo Trust & Banking Co Ltd/New York
Credit Suisse Repurchase Agreement; 0.08%	$ 65,000	$ 65,000	NY
dated 10/31/11 maturing 11/01/11			0.27%, 11/30/2011	6,000	5,999
(collateralized by US Government Security;			Toronto-Dominion Holdings USA
$66,300,000; 4.63%; dated 02/15/40)			Inc TORONTO DOMINION BANK
Deutsche Bank Repurchase Agreement; 0.10%	59,480	59,480	0.21%, 12/30/2011(b)	7,000	6,998
dated 10/31/11 maturing 11/01/11			0.32%, 02/15/2012(b)	9,000	8,992
(collateralized by US Government			Union Bank NA
Securities; $60,669,600; 0.50% - 5.63%;			0.20%, 11/17/2011	8,000	7,999
dated 12/01/11 - 03/12/27)			0.22%, 12/20/2011	6,000	5,998
		$ 124,480	0.31%, 02/14/2012	5,000	4,995
TOTAL REPURCHASE AGREEMENTS		$ 124,480	0.32%, 01/20/2012	8,000	7,994
	Principal		Westpac Banking Corp
COMMERCIAL PAPER - 67.36%	Amount (000's)	Value (000's)	0.25%, 12/08/2011(b),(d)	8,000	7,998
			0.30%, 11/15/2011(b),(d)	8,000	7,999
Automobile Manufacturers - 0.49%					$ 296,064
BMW US Capital LLC BMW AG
0.33%, 11/02/2011(b)	$ 6,500	$ 6,500	Commercial Services - 0.90%
			Salvation Army
Banks - 22.12%			0.17%, 12/02/2011	7,000	7,000
Bank of Nova Scotia/New York			Salvation Army/United States
0.24%, 11/10/2011	8,000	8,000	0.20%, 11/22/2011	5,000	4,999
0.24%, 11/18/2011	8,000	7,999			$ 11,999
Bank of Tokyo-Mitsubishi UFJ Ltd/New York			Computers - 0.60%
NY			Hewlett-Packard Co
0.22%, 11/21/2011	7,900	7,899	0.15%, 11/01/2011(b)	8,000	8,000
0.23%, 11/17/2011	8,000	7,999
0.25%, 12/29/2011	9,000	8,996
Commonwealth Bank of Australia			Consumer Products - 2.24%
0.30%, 01/17/2012(b),(d)	6,000	5,996	Reckitt Benckiser Treasury Services
0.38%, 02/23/2012(b),(d)	7,800	7,791	PLC RECKITT BENCKISER GROUP
0.45%, 04/24/2012(b),(d)	7,000	6,985	0.35%, 11/16/2011(b)	6,000	5,999
			0.42%, 11/21/2011(b)	8,000	7,998
Credit Suisse/New York NY			0.46%, 11/07/2011(b)	8,000	8,000
0.19%, 11/14/2011	7,000	6,999	0.46%, 04/04/2012(b)	8,000	7,984
DnB NOR Bank ASA
0.30%, 12/12/2011(b),(d)	6,000	5,998			$ 29,981
0.36%, 01/19/2012(b),(d)	7,000	6,994
			Diversified Financial Services - 26.83%
Goldman Sachs Group Inc/The			Alpine Securitization Corp
0.38%, 01/06/2012	8,000	7,994	0.19%, 11/04/2011(b)	8,000	8,000
0.55%, 03/01/2012	8,000	7,985	0.19%, 11/09/2011(b)	7,000	7,000
HSBC USA Inc			0.19%, 11/17/2011(b)	7,000	6,999
0.18%, 11/28/2011	8,300	8,299	0.19%, 11/23/2011(b)	5,000	4,999
Mizuho Funding LLC MIZUHO CORP			American Honda Finance Corp AMERICAN
BANK			HONDA MOTOR CORP
0.26%, 11/04/2011(b)	8,000	8,000
			0.22%, 11/14/2011	6,500	6,499
0.27%, 12/14/2011	7,000	6,998

See accompanying notes

382

Schedule of Investments Money Market Fund October 31, 2011

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)			Diversified Financial Services (continued)
Bryant Park Funding LLC			Variable Funding Capital Corp LLC
0.17%, 11/15/2011(b)	$ 6,600	$ 6,600	0.25%, 01/17/2012(b)	$ 7,000	$ 6,996
0.17%, 11/23/2011(b)	8,000	7,999			$ 359,096
0.17%, 11/28/2011(b)	8,000	7,999
CAFCO LLC			Electric - 4.51%
0.22%, 11/23/2011(b)	8,000	7,999	GDF Suez
			0.18%, 11/04/2011(b)	8,000	8,000
0.25%, 11/14/2011(b)	2,500	2,500
			0.19%, 11/01/2011(b)	4,500	4,500
0.25%, 11/28/2011(b)	5,000	4,999
			0.19%, 12/05/2011(b)	7,000	6,999
0.31%, 01/10/2012(b)	8,300	8,295
			0.20%, 12/15/2011(b)	8,000	7,998
0.32%, 01/05/2012(b)	8,000	7,995
			0.20%, 12/16/2011(b)	6,000	5,998
Charta Corp
0.25%, 11/16/2011(b)	8,000	7,999	Oglethorpe Power Corp
			0.12%, 11/14/2011(b)	6,900	6,900
0.30%, 12/01/2011(b)	7,000	6,998
			0.13%, 11/16/2011(b)	8,000	7,999
CRC Funding LLC			0.15%, 11/10/2011(b)	6,000	6,000
0.25%, 12/05/2011(b)	8,000	7,998
0.25%, 12/08/2011(b)	8,300	8,298	Pacific Gas & Electric Co
			0.36%, 11/08/2011(b)	6,000	6,000
Gotham Funding Corp
0.27%, 12/07/2011(b)	8,000	7,998			$ 60,394
0.35%, 01/19/2012(b)	7,000	6,995	Healthcare - Services - 0.60%
0.35%, 01/25/2012(b)	7,800	7,794	Catholic Health Initiatives
ING US Funding LLC ING BANK			0.15%, 12/06/2011	8,000	8,000
0.25%, 12/27/2011	7,000	6,997
Jupiter Securitization Co LLC
0.14%, 11/22/2011(b)	6,900	6,899	Insurance - 1.04%
0.15%, 11/18/2011(b)	8,000	7,999	Prudential Funding LLC PRUDENTIAL
0.20%, 11/03/2011(b)	8,000	8,000	FINANCIAL INC
Liberty Street Funding LLC			0.18%, 11/02/2011	7,000	7,000
0.23%, 01/18/2012(b)	6,000	5,997	Prudential PLC
0.26%, 11/14/2011(b)	8,000	7,999	0.52%, 01/03/2012(b)	7,000	6,994
0.27%, 11/21/2011(b)	6,000	5,999			$ 13,994
0.28%, 12/09/2011(b)	8,000	7,998
			Mining - 0.90%
Nieuw Amsterdam Receivables Corp			BHP Billiton Finance USA Ltd BHP
0.20%, 11/03/2011(b)	7,000	7,000
(b)			BILLITON LTD
0.23%, 11/02/2011	8,000	8,000	0.10%, 11/01/2011(b)	8,000	8,000
0.23%, 12/09/2011(b)	9,000	8,998
0.27%, 11/18/2011(b)	8,000	7,999	0.16%, 01/26/2012	4,100	4,098
					$ 12,098
Nordea North America Inc/DE NORDEA
BANK			Miscellaneous Manufacturing - 0.52%
0.18%, 12/27/2011	7,000	6,998	Danaher Corp
Paccar Financial Corp PACCAR INC			0.09%, 11/01/2011	7,000	7,000
0.20%, 11/08/2011	7,000	7,000
Private Export Funding Corp			Oil & Gas - 2.25%
0.20%, 11/08/2011(b)	7,700	7,700
			BP Capital Markets PLC BP PLC
River Fuel Co NO.2 Inc BANK OF NOVA			0.22%, 11/15/2011(b)	7,600	7,599
SCOTIA			0.28%, 01/17/2012(b)	7,500	7,496
0.33%, 01/31/2012	6,000	5,995	0.29%, 02/24/2012(b)	8,000	7,993
River Fuel Trust No 1 BANK OF NOVA			Total Capital Canada Ltd TOTAL SA
SCOTIA			0.41%, 12/16/2011(b)	7,000	6,996
0.35%, 01/13/2012	3,000	2,998			$ 30,084
Straight-A Funding LLC
0.14%, 12/08/2011	8,300	8,299	Supranational Bank - 2.31%
0.19%, 11/14/2011	2,000	2,000	Corp Andina de Fomento
0.19%, 12/22/2011(b)	8,000	7,998	0.23%, 11/07/2011(b)	8,000	8,000
0.19%, 01/09/2012	7,000	6,997	0.23%, 12/06/2011(b)	8,000	7,998
Thunder Bay Funding LLC			0.23%, 12/13/2011(b)	7,000	6,998
0.21%, 01/11/2012(b)	8,000	7,997	0.31%, 11/09/2011(b)	8,000	7,999
0.23%, 02/01/2012(b)	6,000	5,996			$ 30,995
Toyota Motor Credit Corp
0.22%, 11/10/2011	8,000	8,000	Telecommunications - 2.05%
0.24%, 11/08/2011	8,700	8,700	Telstra Corp Ltd
			0.27%, 11/07/2011(b)	7,500	7,499
0.36%, 02/07/2012	3,000	2,997	0.27%, 11/21/2011(b)	7,500	7,499
UOB Funding LLC UNITED OVERSEAS			0.28%, 12/19/2011(b)	6,000	5,998
BANK LTD
0.32%, 01/09/2012	8,000	7,995	Verizon Communications Inc
			0.24%, 11/03/2011(b)	6,500	6,500
0.32%, 01/10/2012	7,800	7,795
0.35%, 01/04/2012	6,800	6,796			$ 27,496
0.40%, 02/15/2012	8,000	7,991	TOTAL COMMERCIAL PAPER		$ 901,701

See accompanying notes

383

Schedule of Investments
Money Market Fund
October 31, 2011

Principal
CERTIFICATE OF DEPOSIT - 1.03%	Amount (000's)	Value (000's)

Banks - 1.03%
Bank of Nova Scotia/Houston
0.32%, 11/09/2012(a),(d)	$ 5,800	$ 5,800
Credit Suisse/New York NY
0.33%, 11/22/2011(a),(d)	8,000	8,000
$ 13,800
TOTAL CERTIFICATE OF DEPOSIT		$ 13,800
Total Investments		$ 1,343,501
Liabilities in Excess of Other Assets, Net - (0.36)%		$ (4,867)
TOTAL NET ASSETS - 100.00%		$ 1,338,634

(a)	Variable Rate. Rate shown is in effect at October 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $623,533 or 46.58% of net assets.
(c)	Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	$ —
Cost for federal income tax purposes	$ 1,343,501

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	67 .44%
Insured	6 .30%
Consumer, Non-cyclical	5 .62%
Utilities	4 .51%
Exchange Traded Funds	3 .97%
Asset Backed Securities	3 .40%
Government	2 .31%
Energy	2 .25%
Communications	2 .05%
Basic Materials	0 .90%
Technology	0 .60%
Industrial	0 .52%
Consumer, Cyclical	0 .49%
Liabilities in Excess of Other Assets, Net	(0 .36)%
TOTAL NET ASSETS	100.00%

See accompanying notes

384

Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

COMMON STOCKS - 97.41%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.14%			Computers (continued)
Boeing Co/The	322,932	$ 21,246	Mentor Graphics Corp (a)	146,083	$ 1,659
Northrop Grumman Corp	119,187	6,883			$ 54,316
Teledyne Technologies Inc (a)	116,691	6,356
		$ 34,485	Consumer Products - 1.54%
			Clorox Co/The	98,789	6,613
Agriculture - 0.47%			Kimberly-Clark Corp	105,866	7,380
Archer-Daniels-Midland Co	262,614	7,600	Tupperware Brands Corp	85,375	4,827
			WD-40 Co	136,389	6,004

Airlines - 0.70%					$ 24,824
Alaska Air Group Inc (a)	118,345	7,873	Cosmetics & Personal Care - 0.72%
Cathay Pacific Airways Ltd ADR	379,405	3,430	Procter & Gamble Co	179,741	11,502
		$ 11,303

Apparel - 1.43%			Distribution & Wholesale - 0.42%
Nike Inc	239,183	23,045	Pool Corp	233,554	6,824

Automobile Manufacturers - 1.05%			Diversified Financial Services - 2.68%
Nissan Motor Co Ltd ADR	163,122	3,037	Ameriprise Financial Inc	82,541	3,853
PACCAR Inc	321,377	13,897	Charles Schwab Corp/The	1,123,690	13,799
		$ 16,934	Franklin Resources Inc	181,233	19,325
			T Rowe Price Group Inc	117,134	6,189
Automobile Parts & Equipment - 0.82%					$ 43,166
Autoliv Inc	51,757	2,990
Johnson Controls Inc	309,772	10,201	Electric - 0.92%
		$ 13,191	Duke Energy Corp	287,872	5,878
			Edison International	188,764	7,664
Banks - 4.55%			PG&E Corp	24,280	1,042
City National Corp/CA	103,565	4,393	Xcel Energy Inc	5,919	153
East West Bancorp Inc	222,245	4,327			$ 14,737
JP Morgan Chase & Co	471,273	16,381
PNC Financial Services Group Inc	41,492	2,229	Electronics - 1.73%
State Street Corp	201,190	8,126	Electro Scientific Industries Inc	65,044	799
US Bancorp	408,840	10,462	FEI Co (a)	194,539	7,735
Wells Fargo & Co	925,848	23,989	FLIR Systems Inc	82,254	2,163
Westamerica Bancorporation	74,180	3,325	Thermo Fisher Scientific Inc (a)	107,993	5,429
		$ 73,232	Trimble Navigation Ltd (a)	136,577	5,519
			Waters Corp (a)	76,448	6,125
Beverages - 1.86%					$ 27,770
Brown-Forman Corp	85,444	6,385
Coca Cola Hellenic Bottling Co SA ADR(a)	41,057	807	Engineering & Construction - 0.72%
Coca-Cola Co/The	88,345	6,036	Granite Construction Inc	146,218	3,290
PepsiCo Inc	265,467	16,711	Jacobs Engineering Group Inc (a)	215,006	8,342
		$ 29,939			$ 11,632

Biotechnology - 1.15%			Environmental Control - 0.51%
Gilead Sciences Inc (a)	275,574	11,480	Energy Recovery Inc (a)	152,602	468
Life Technologies Corp (a)	173,406	7,053	Waste Connections Inc	227,211	7,737
		$ 18,533			$ 8,205

Building Materials - 0.61%			Food - 2.02%
Apogee Enterprises Inc	225,169	2,459	Campbell Soup Co	61,508	2,045
Simpson Manufacturing Co Inc	240,048	7,360	Dairy Farm International Holdings Ltd ADR	204,082	8,247
		$ 9,819	Dean Foods Co (a)	57,418	558
			General Mills Inc	362,542	13,969
Chemicals - 1.31%			Kroger Co/The	221,568	5,136
CF Industries Holdings Inc	43,367	7,037	Ralcorp Holdings Inc (a)	30,917	2,499
FMC Corp	89,921	7,094			$ 32,454
PPG Industries Inc	24,921	2,154
Sigma-Aldrich Corp	72,176	4,726	Gas - 1.72%
		$ 21,011	Northwest Natural Gas Co	17,579	821
			Sempra Energy	499,748	26,852
Commercial Services - 0.95%					$ 27,673
Hertz Global Holdings Inc (a)	582,265	6,754
Resources Connection Inc	88,008	976	Healthcare - Products - 1.57%
Robert Half International Inc	171,754	4,540	Becton Dickinson and Co	83,696	6,547
TrueBlue Inc (a)	223,286	2,952	Medtronic Inc	158,278	5,499
		$ 15,222	ResMed Inc (a)	87,260	2,469
			Techne Corp	59,631	4,103
Computers - 3.38%			Varian Medical Systems Inc (a)	114,385	6,717
Apple Inc (a)	43,317	17,534
EMC Corp/Massachusetts (a)	234,053	5,737			$ 25,335
Hewlett-Packard Co	218,042	5,802	Healthcare - Services - 0.63%
IBM Corp	127,738	23,584	DaVita Inc (a)	117,620	8,233

See accompanying notes

385

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Services (continued)			Oil & Gas Services - 0.52%
Health Net Inc (a)	67,325	$ 1,871	Natural Gas Services Group Inc (a)	206,434	$ 2,841
		$ 10,104	Schlumberger Ltd	76,074	5,589

Insurance - 1.84%					$ 8,430
ACE Ltd	33,040	2,384	Pharmaceuticals - 7.26%
Fidelity National Financial Inc	196,523	3,034	Abbott Laboratories	348,193	18,757
HCC Insurance Holdings Inc	305,600	8,132	Allergan Inc/United States	275,542	23,179
MetLife Inc	146,115	5,137	Bristol-Myers Squibb Co	528,971	16,710
StanCorp Financial Group Inc	190,765	6,475	Forest Laboratories Inc (a)	119,070	3,727
XL Group PLC	206,054	4,480	Johnson & Johnson	272,208	17,527
		$ 29,642	McKesson Corp	219,407	17,893
			Medicis Pharmaceutical Corp	128,586	4,923
Internet - 2.79%			Obagi Medical Products Inc (a)	88,030	831
Amazon.com Inc (a)	58,981	12,593
eBay Inc (a)	311,154	9,904	Teva Pharmaceutical Industries Ltd ADR	88,168	3,602
			VCA Antech Inc (a)	258,673	5,256
Google Inc (a)	37,856	22,435
			Watson Pharmaceuticals Inc (a)	67,406	4,527
		$ 44,932			$ 116,932

Iron & Steel - 1.29%			Publicly Traded Investment Fund - 1.23%
Reliance Steel & Aluminum Co	170,784	7,547	iShares Russell 3000 Index Fund	266,948	19,802
Schnitzer Steel Industries Inc	283,291	13,258
		$ 20,805
			REITS - 3.49%
Leisure Products & Services - 0.68%			Alexandria Real Estate Equities Inc	160,524	10,609
Ambassadors Group Inc	167,879	832	Annaly Capital Management Inc	80,732	1,360
Carnival Corp	183,036	6,445	Essex Property Trust Inc	54,439	7,772
Harley-Davidson Inc	95,676	3,722	HCP Inc	333,417	13,287
		$ 10,999	Plum Creek Timber Co Inc	103,521	3,899
Lodging - 0.29%			Sabra Health Care REIT Inc	64,653	664
Red Lion Hotels Corp (a)	674,093	4,685	Ventas Inc	72,434	4,028
			Weyerhaeuser Co	804,583	14,466
					$ 56,085
Machinery - Construction & Mining - 0.11%
Caterpillar Inc	19,062	1,801	Retail - 8.10%
			Best Buy Co Inc	129,728	3,403
			Copart Inc (a)	233,155	10,154
Machinery - Diversified - 1.36%			Costco Wholesale Corp	366,863	30,541
AGCO Corp (a)	33,227	1,456
			CVS Caremark Corp	91,602	3,325
Cascade Corp	118,338	5,101	Home Depot Inc	178,542	6,392
Deere & Co	202,690	15,384	Jack in the Box Inc (a)	155,664	3,203
		$ 21,941	McDonald's Corp	156,479	14,529
Media - 1.41%			Nordstrom Inc	308,398	15,633
Walt Disney Co/The	651,894	22,738	Ross Stores Inc	17,782	1,560
			Starbucks Corp	586,692	24,840
			Wal-Mart Stores Inc	233,440	13,241
Metal Fabrication & Hardware - 0.64%			Yum! Brands Inc	64,955	3,480
Precision Castparts Corp	63,508	10,361			$ 130,301

			Savings & Loans - 0.70%
Mining - 0.70%			Washington Federal Inc	824,862	11,259
Freeport-McMoRan Copper & Gold Inc	278,889	11,228

			Semiconductors - 4.16%
Miscellaneous Manufacturing - 1.68%			Applied Materials Inc	647,786	7,981
Aptargroup Inc	71,892	3,449	Avago Technologies Ltd	138,510	4,678
Crane Co	132,315	5,836	Intel Corp	808,304	19,836
General Electric Co	1,059,876	17,711	LSI Corp (a)	433,804	2,711
		$ 26,996	Microchip Technology Inc	323,280	11,690
			Novellus Systems Inc (a)	201,037	6,946
Oil & Gas - 10.82%			QLogic Corp (a)	227,449	3,177
Apache Corp	249,536	24,861
Berry Petroleum Co	66,840	2,309	Qualcomm Inc	133,827	6,905
			Supertex Inc (a)	162,121	2,993
Chevron Corp	483,128	50,753
CNOOC Ltd ADR	26,533	5,004			$ 66,917
Devon Energy Corp	229,632	14,915	Shipbuilding - 0.06%
Energen Corp	130,128	6,384	Huntington Ingalls Industries Inc (a)	30,194	891
Exxon Mobil Corp	300,160	23,440
HollyFrontier Corp	98,086	3,010
Nabors Industries Ltd (a)	193,061	3,539	Software - 5.64%
Occidental Petroleum Corp	311,222	28,925	Actuate Corp (a)	392,128	2,549
Total SA ADR	212,299	11,103	Adobe Systems Inc (a)	496,002	14,587
		$ 174,243	Autodesk Inc (a)	171,820	5,945
			BMC Software Inc (a)	62,663	2,178
			Informatica Corp (a)	105,556	4,803

See accompanying notes

386

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
Software (continued)
Microsoft Corp	1,254,775	$ 33,415	Unrealized Appreciation	$ 427,131
Omnicell Inc (a)	165,715	2,477	Unrealized Depreciation	(42,401)
Oracle Corp	613,597	20,108	Net Unrealized Appreciation (Depreciation)	$ 384,730
Quest Software Inc (a)	164,023	2,885	Cost for federal income tax purposes	$ 1,227,392
Tyler Technologies Inc (a)	57,814	1,825
		$ 90,772	All dollar amounts are shown in thousands (000's)

Telecommunications - 3.89%			Portfolio Summary (unaudited)
AT&T Inc	639,425	18,741	Sector	Percent
China Mobile Ltd ADR	203,524	9,680	Consumer, Non-cyclical	18 .17%
Cisco Systems Inc	496,165	9,194	Financial	15 .99%
Corning Inc	479,205	6,848	Consumer, Cyclical	14 .04%
Polycom Inc (a)	225,304	3,724
			Technology	13 .18%
Verizon Communications Inc	389,178	14,392	Industrial	11 .95%
		$ 62,579	Energy	11 .35%
Toys, Games & Hobbies - 0.55%			Communications	8 .09%
Mattel Inc	314,598	8,884	Basic Materials	3 .30%
			Utilities	2 .85%
			Exchange Traded Funds	1 .23%
Transportation - 2.10%			Liabilities in Excess of Other Assets, Net	(0 .15)%
Con-way Inc	97,282	2,867	TOTAL NET ASSETS	100.00%
Expeditors International of Washington Inc	465,418	21,223
Union Pacific Corp	98,212	9,779
		$ 33,869

Trucking & Leasing - 0.29%
Greenbrier Cos Inc (a)	252,338	4,696

Water - 0.21%
California Water Service Group	184,100	3,419

TOTAL COMMON STOCKS		$ 1,568,063
	Maturity
REPURCHASE AGREEMENTS - 2.74%	Amount (000's)	Value (000's)

Banks - 2.74%
Investment in Joint Trading Account; Credit	$ 13,248	$ 13,247
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $13,512,483; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	15,897	15,897
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$16,214,980; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	14,915	14,915
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $15,213,218; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 44,059
TOTAL REPURCHASE AGREEMENTS		$ 44,059
Total Investments		$ 1,612,122
Liabilities in Excess of Other Assets, Net - (0.15)%		$ (2,339)
TOTAL NET ASSETS - 100.00%		$ 1,609,783

(a) Non-Income Producing Security

See accompanying notes

387

		Schedule of Investments
		Principal LifeTime 2010 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.07%
Bond & Mortgage Securities Fund (a)	18,707,954	$ 198,679
Bond Market Index Fund (a)	5,743,831	63,412
Core Plus Bond Fund I (a)	16,607,455	184,342
Diversified International Fund (a)	5,169,245	48,591
Diversified Real Asset Fund (a)	5,478,873	64,212
Global Diversified Income Fund (a)	5,372,746	69,523
Global Multi-Strategy Fund (a)	2,220,000	22,200
High Yield Fund I (a)	5,007,915	55,337
Inflation Protection Fund (a)	21,226,869	183,612
International Emerging Markets Fund (a)	1,479,132	35,011
International Equity Index Fund (a)	2,032,210	19,509
International Fund I (a)	2,912,522	30,028
International Value Fund I (a)	5,008,147	49,531
LargeCap Growth Fund (a),(b)	6,317,331	50,981
LargeCap Growth Fund I (a)	10,457,841	99,140
LargeCap S&P 500 Index Fund (a)	6,323,265	56,214
LargeCap Value Fund (a)	5,266,401	49,083
LargeCap Value Fund I (a)	9,328,569	97,484
MidCap Growth Fund III (a),(b)	2,219,999	23,510
MidCap Value Fund I (a)	1,865,390	23,448
Preferred Securities Fund (a)	3,791,454	36,588
Real Estate Securities Fund (a)	815,113	14,191
Short-Term Income Fund (a)	9,742,810	116,524
SmallCap Growth Fund I (a),(b)	2,266,507	24,682
SmallCap Value Fund II (a)	2,481,766	22,485
		$ 1,638,317
TOTAL INVESTMENT COMPANIES		$ 1,638,317
Total Investments		$ 1,638,317
Liabilities in Excess of Other Assets, Net - (0.07)%		$ (1,175)
TOTAL NET ASSETS - 100.00%		$ 1,637,142

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 121,321
Unrealized Depreciation	(107,096)
Net Unrealized Appreciation (Depreciation)	$ 14,225
Cost for federal income tax purposes	$ 1,624,092

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	51 .21%
Domestic Equity Funds	28 .17%
International Equity Funds	11 .16%
Specialty Funds	9 .53%
Liabilities in Excess of Other Assets, Net	(0 .07)%
TOTAL NET ASSETS	100.00%

See accompanying notes

388

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	19,600,405	$ 211,675	1,297,479 $	13,640	2,189,930	$ 23,240	18,707,954	$ 201,923
Bond Market Index Fund	4,937,831	49,994	1,314,168	13,974	508,168	5,395	5,743,831	58,622
Core Plus Bond Fund I	17,269,571	182,374	1,421,821	15,555	2,083,937	23,040	16,607,455	175,018
Diversified International Fund	—	—	5,184,540	80,457	15,295	142	5,169,245	80,317
Diversified Real Asset Fund	5,982,093	61,841	193,464	2,247	696,684	8,046	5,478,873	56,521
Global Diversified Income Fund	5,032,664	55,073	1,103,092	14,827	763,010	10,055	5,372,746	59,976
Global Multi-Strategy Fund	—	—	2,220,000	22,200	—	—	2,220,000	22,200
High Yield Fund I	5,234,050	51,162	571,632	6,179	797,767	8,760	5,007,915	48,805
Inflation Protection Fund	9,451,506	85,807	13,345,367	108,704	1,570,004	13,195	21,226,869	181,495
International Emerging Markets Fund	1,695,636	45,596	30,725	814	247,229	6,419	1,479,132	39,952
International Equity Index Fund	2,199,432	20,477	109,365	1,126	276,587	2,915	2,032,210	18,782
International Fund I	3,709,919	51,897	123,621	1,422	921,018	10,336	2,912,522	44,902
International Growth Fund	7,740,837	103,970	266,653	2,283	8,007,490	99,223	—	—
International Value Fund I	5,765,582	52,194	618,053	6,588	1,375,488	15,057	5,008,147	44,635
LargeCap Growth Fund	8,423,260	62,322	139,953	1,147	2,245,882	18,086	6,317,331	45,450
LargeCap Growth Fund I	15,649,431	128,111	238,282	2,231	5,429,872	50,989	10,457,841	82,924
LargeCap S&P 500 Index Fund	12,939,414	125,606	322,893	2,848	6,939,042	62,451	6,323,265	66,285
LargeCap Value Fund	6,798,692	68,522	211,748	1,989	1,744,039	16,650	5,266,401	54,142
LargeCap Value Fund I	11,384,325	124,255	370,705	3,941	2,426,461	25,948	9,328,569	102,963
MidCap Growth Fund III	2,807,945	15,902	30,156	328	618,102	6,761	2,219,999	11,103
MidCap Value Fund I	2,217,973	17,459	50,481	662	403,064	5,300	1,865,390	13,406
Preferred Securities Fund	6,208,324	66,947	391,775	3,908	2,808,645	27,401	3,791,454	41,116
Real Estate Securities Fund	4,124,582	63,561	35,348	577	3,344,817	57,233	815,113	7,558
Short-Term Income Fund	6,074,339	72,553	4,857,908	58,706	1,189,437	14,255	9,742,810	116,997
SmallCap Growth Fund I	2,657,039	29,031	29,661	328	420,193	4,661	2,266,507	24,435
SmallCap Value Fund II	2,762,258	21,852	45,231	438	325,723	3,112	2,481,766	19,487

		$ 1,768,181	$ 367,119			$ 518,670		$ 1,619,014

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 8,330		$ (152)			$ —
Bond Market Index Fund		1,016			49			7
Core Plus Bond Fund I		7,777			129			2,320
Diversified International Fund		—			2			—
Diversified Real Asset Fund		331			479			10
Global Diversified Income Fund		4,220			131			166
Global Multi-Strategy Fund		—			—			—
High Yield Fund I		4,498			224			774
Inflation Protection Fund		3,122			179			—
International Emerging Markets Fund		263			(39)			—
International Equity Index Fund		394			94			8
International Fund I		614			1,919			—
International Growth Fund		1,879			(7,030)			—
International Value Fund I		1,784			910			3,532
LargeCap Growth Fund		—			67			—
LargeCap Growth Fund I		173			3,571			—
LargeCap S&P 500 Index Fund		1,515			282			—
LargeCap Value Fund		843			281			—
LargeCap Value Fund I		1,655			715			—
MidCap Growth Fund III		—			1,634			—
MidCap Value Fund I		334			585			—
Preferred Securities Fund		3,338			(2,338)			223
Real Estate Securities Fund		577			653			—
Short-Term Income Fund		2,513			(7)			—
SmallCap Growth Fund I		—			(263)			—
SmallCap Value Fund II		110			309			—
	$ 45,286		$ 2,384			$ 7,040
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

389

		Schedule of Investments
		Principal LifeTime 2015 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.02%
Bond & Mortgage Securities Fund (a)	6,011,574	$ 63,843
Bond Market Index Fund (a)	2,027,272	22,381
Core Plus Bond Fund I (a)	5,491,693	60,958
Diversified International Fund (a)	2,482,017	23,331
Diversified Real Asset Fund (a)	1,750,112	20,511
Global Diversified Income Fund (a)	1,539,479	19,921
Global Multi-Strategy Fund (a)	2,150,000	21,500
Global Real Estate Securities Fund (a)	191,179	1,352
High Yield Fund I (a)	2,673,076	29,537
Inflation Protection Fund (a)	4,736,769	40,973
International Emerging Markets Fund (a)	728,683	17,248
International Equity Index Fund (a)	1,119,135	10,744
International Fund I (a)	140,432	1,448
International Value Fund I (a)	2,528,659	25,008
LargeCap Growth Fund (a),(b)	3,291,291	26,561
LargeCap Growth Fund I (a)	5,969,696	56,593
LargeCap S&P 500 Index Fund (a)	3,566,910	31,710
LargeCap Value Fund (a)	2,669,392	24,879
LargeCap Value Fund I (a)	4,645,515	48,545
MidCap Growth Fund III (a),(b)	977,638	10,353
MidCap Value Fund I (a)	770,067	9,680
Preferred Securities Fund (a)	1,346,087	12,990
Real Estate Securities Fund (a)	538,866	9,382
Short-Term Income Fund (a)	1,027,518	12,289
SmallCap Growth Fund I (a),(b)	1,010,154	11,000
SmallCap Value Fund II (a)	1,023,204	9,270
		$ 622,007
TOTAL INVESTMENT COMPANIES		$ 622,007
Total Investments		$ 622,007
Liabilities in Excess of Other Assets, Net - (0.02)%		$ (123)
TOTAL NET ASSETS - 100.00%		$ 621,884

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 80,813
Unrealized Depreciation	(4,994)
Net Unrealized Appreciation (Depreciation)	$ 75,819
Cost for federal income tax purposes	$ 546,188

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	39 .07%
Domestic Equity Funds	38 .27%
International Equity Funds	12 .72%
Specialty Funds	9 .96%
Liabilities in Excess of Other Assets, Net	(0 .02)%
TOTAL NET ASSETS	100.00%

See accompanying notes

390

Schedule of Investments
Principal LifeTime 2015 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	4,765,985	$ 42,722	1,617,758 $	16,993	372,169	$ 3,992	6,011,574	$ 55,723
Bond Market Index Fund	1,374,082	14,087	751,744	8,003	98,554	1,048	2,027,272	21,044
Core Plus Bond Fund I	4,273,807	44,909	1,572,328	17,306	354,442	3,933	5,491,693	58,282
Diversified International Fund	—	—	2,489,837	20,753	7,820	75	2,482,017	20,678
Diversified Real Asset Fund	1,459,984	15,084	406,661	4,726	116,533	1,356	1,750,112	18,458
Global Diversified Income Fund	1,052,271	12,933	578,960	7,740	91,752	1,203	1,539,479	19,470
Global Multi-Strategy Fund	—	—	2,150,000	21,500	—	—	2,150,000	21,500
Global Real Estate Securities Fund	—	—	191,179	1,402	—	—	191,179	1,402
High Yield Fund I	2,126,722	19,524	706,331	7,774	159,977	1,766	2,673,076	25,533
Inflation Protection Fund	1,008,969	7,577	3,950,074	32,195	222,274	1,865	4,736,769	37,907
International Emerging Markets Fund	679,392	11,591	93,208	2,461	43,917	1,121	728,683	12,932
International Equity Index Fund	874,480	8,092	320,380	3,259	75,725	766	1,119,135	10,585
International Fund I	1,285,878	12,375	375,459	4,298	1,520,905	15,708	140,432	2,151
International Growth Fund	2,634,732	18,860	363,681	3,194	2,998,413	22,061	—	—
International Value Fund I	2,130,678	19,250	746,585	8,017	348,604	3,800	2,528,659	23,467
LargeCap Growth Fund	2,803,478	17,347	694,873	5,699	207,060	1,663	3,291,291	21,384
LargeCap Growth Fund I	5,114,785	35,893	1,210,798	11,422	355,887	3,318	5,969,696	44,003
LargeCap S&P 500 Index Fund	4,398,594	31,987	753,755	6,681	1,585,439	14,225	3,566,910	24,803
LargeCap Value Fund	2,217,170	17,572	629,915	5,983	177,693	1,658	2,669,392	21,896
LargeCap Value Fund I	3,844,839	36,249	1,115,772	11,943	315,096	3,300	4,645,515	44,894
MidCap Growth Fund III	903,509	6,260	128,313	1,397	54,184	577	977,638	7,084
MidCap Value Fund I	701,267	6,372	114,046	1,506	45,246	577	770,067	7,303
Preferred Securities Fund	1,468,651	13,717	378,409	3,785	500,973	4,799	1,346,087	12,673
Real Estate Securities Fund	1,128,971	9,683	14,778	241	604,883	10,561	538,866	4,428
Short-Term Income Fund	605,692	7,242	654,933	7,902	233,107	2,789	1,027,518	12,354
SmallCap Growth Fund I	937,131	6,823	126,410	1,397	53,387	576	1,010,154	7,650
SmallCap Value Fund II	937,380	7,418	147,954	1,436	62,130	577	1,023,204	8,280

		$ 423,567	$ 219,013			$ 103,314		$ 545,884

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 2,357		$ —			$ —
Bond Market Index Fund		294			2			2
Core Plus Bond Fund I		2,033			—			586
Diversified International Fund		—			—			—
Diversified Real Asset Fund		83			4			3
Global Diversified Income Fund		1,085			—			36
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		16			—			—
High Yield Fund I		1,889			1			321
Inflation Protection Fund		577			—			—
International Emerging Markets Fund		108			1			—
International Equity Index Fund		163			—			3
International Fund I		225			1,186			—
International Growth Fund		759			7			—
International Value Fund I		685			—			1,342
LargeCap Growth Fund		—			1			—
LargeCap Growth Fund I		58			6			—
LargeCap S&P 500 Index Fund		528			360			—
LargeCap Value Fund		285			(1)			—
LargeCap Value Fund I		580			2			—
MidCap Growth Fund III		—			4			—
MidCap Value Fund I		109			2			—
Preferred Securities Fund		1,037			(30)			55
Real Estate Securities Fund		196			5,065			—
Short-Term Income Fund		283			(1)			—
SmallCap Growth Fund I		—			6			—
SmallCap Value Fund II		38			3			—
	$ 13,388		$ 6,618			$ 2,348
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

391

		Schedule of Investments
		Principal LifeTime 2020 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.98%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.98%
Bond & Mortgage Securities Fund (a)	46,112,420	$ 489,714
Bond Market Index Fund (a)	13,401,800	147,956
Core Plus Bond Fund I (a)	38,779,792	430,456
Diversified International Fund (a)	24,133,903	226,859
Diversified Real Asset Fund (a)	11,914,117	139,633
Global Diversified Income Fund (a)	4,716,932	61,037
Global Multi-Strategy Fund (a)	4,825,000	48,250
Global Real Estate Securities Fund (a)	1,387,821	9,812
High Yield Fund I (a)	24,664,844	272,546
Inflation Protection Fund (a)	4,713,637	40,773
International Emerging Markets Fund (a)	6,021,308	142,524
International Equity Index Fund (a)	8,482,692	81,434
International Fund I (a)	13,794,019	142,216
International Value Fund I (a)	23,124,444	228,701
LargeCap Growth Fund (a),(b)	29,301,270	236,461
LargeCap Growth Fund I (a)	54,904,839	520,498
LargeCap S&P 500 Index Fund (a)	32,892,910	292,418
LargeCap Value Fund (a)	25,510,184	237,755
LargeCap Value Fund I (a)	44,359,999	463,562
MidCap Growth Fund III (a),(b)	9,277,019	98,244
MidCap Value Fund I (a)	6,927,672	87,081
Preferred Securities Fund (a)	13,139,097	126,792
Real Estate Securities Fund (a)	11,168,286	194,440
SmallCap Growth Fund I (a),(b)	9,497,098	103,423
SmallCap Value Fund II (a)	10,387,855	94,114
		$ 4,916,699
TOTAL INVESTMENT COMPANIES		$ 4,916,699
Total Investments		$ 4,916,699
Other Assets in Excess of Liabilities, Net - 0.02%		$ 926
TOTAL NET ASSETS - 100.00%		$ 4,917,625

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 392,834
Unrealized Depreciation	(375,246)
Net Unrealized Appreciation (Depreciation)	$ 17,588
Cost for federal income tax purposes	$ 4,899,111

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47 .34%
Fixed Income Funds	30 .67%
International Equity Funds	16 .91%
Specialty Funds	5 .06%
Other Assets in Excess of Liabilities, Net	0 .02%
TOTAL NET ASSETS	100.00%

See accompanying notes

392

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	46,178,187	$ 495,859	2,881,535 $	30,363	2,947,302	$ 31,399	46,112,420	$ 494,694
Bond Market Index Fund	12,820,028	130,342	1,439,702	15,292	857,930	9,034	13,401,800	136,628
Core Plus Bond Fund I	38,528,584	409,805	3,039,855	33,255	2,788,647	30,746	38,779,792	412,432
Diversified International Fund	—	—	24,155,191	354,305	21,288	199	24,133,903	354,106
Diversified Real Asset Fund	11,961,893	123,619	860,958	10,009	908,734	10,536	11,914,117	123,244
Global Diversified Income Fund	191,819	2,538	4,723,275	63,758	198,162	2,586	4,716,932	63,695
Global Multi-Strategy Fund	—	—	4,825,000	48,250	—	—	4,825,000	48,250
Global Real Estate Securities Fund	—	—	1,387,821	10,240	—	—	1,387,821	10,240
High Yield Fund I	22,942,010	227,106	3,742,256	40,892	2,019,422	22,191	24,664,844	245,920
Inflation Protection Fund	212,515	1,744	4,654,668	37,720	153,546	1,292	4,713,637	38,183
International Emerging Markets Fund	6,088,291	154,280	386,838	10,267	453,821	11,764	6,021,308	152,790
International Equity Index Fund	8,177,765	76,763	1,182,974	12,076	878,047	9,067	8,482,692	79,815
International Fund I	13,565,297	179,820	1,391,171	16,111	1,162,449	12,968	13,794,019	182,669
International Growth Fund	27,921,704	356,260	1,821,591	15,899	29,743,295	372,839	—	—
International Value Fund I	21,140,409	190,687	3,778,866	40,811	1,794,831	19,219	23,124,444	212,293
LargeCap Growth Fund	29,750,144	214,453	1,678,008	13,763	2,126,882	17,215	29,301,270	211,000
LargeCap Growth Fund I	56,456,853	452,637	2,968,477	28,015	4,520,491	42,233	54,904,839	438,478
LargeCap S&P 500 Index Fund	36,513,918	343,828	2,501,953	22,281	6,122,961	54,087	32,892,910	312,550
LargeCap Value Fund	25,556,981	248,288	1,789,193	16,956	1,835,990	17,214	25,510,184	248,024
LargeCap Value Fund I	44,428,897	471,549	3,171,077	33,899	3,239,975	34,253	44,359,999	471,306
MidCap Growth Fund III	9,523,301	81,632	313,786	3,409	560,068	5,977	9,277,019	79,061
MidCap Value Fund I	6,992,874	80,378	398,154	5,281	463,356	5,978	6,927,672	79,674
Preferred Securities Fund	15,387,124	162,304	1,580,297	15,770	3,828,324	36,787	13,139,097	139,191
Real Estate Securities Fund	11,780,702	189,225	164,065	2,681	776,481	12,784	11,168,286	178,718
SmallCap Growth Fund I	11,914,983	122,094	309,336	3,409	2,727,221	30,676	9,497,098	95,079
SmallCap Value Fund II	10,624,942	83,862	395,499	3,834	632,586	5,977	10,387,855	81,815

		$ 4,799,073	$ 888,546			$ 797,021		$ 4,889,855

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 19,782		$ (129)			$ —
Bond Market Index Fund		2,666			28			19
Core Plus Bond Fund I		17,353			118			5,172
Diversified International Fund		—			—			—
Diversified Real Asset Fund		668			152			20
Global Diversified Income Fund		2,069			(15)			16
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		116			—			2
High Yield Fund I		19,873			113			3,414
Inflation Protection Fund		589			11			—
International Emerging Markets Fund		952			7			—
International Equity Index Fund		1,484			43			30
International Fund I		2,279			(294)			—
International Growth Fund		7,693			680			—
International Value Fund I		6,618			14			13,062
LargeCap Growth Fund		—			(1)			—
LargeCap Growth Fund I		629			59			—
LargeCap S&P 500 Index Fund		4,305			528			—
LargeCap Value Fund		3,193			(6)			—
LargeCap Value Fund I		6,514			111			—
MidCap Growth Fund III		—			(3)			—
MidCap Value Fund I		1,060			(7)			—
Preferred Securities Fund		9,905			(2,096)			567
Real Estate Securities Fund		2,523			(404)			—
SmallCap Growth Fund I		—			252			—
SmallCap Value Fund II		425			96			—
	$ 110,696		$ (743)			$ 22,302
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

393

		Schedule of Investments
		Principal LifeTime 2025 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.96%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.96%
Bond & Mortgage Securities Fund (a)	5,064,746	$ 53,787
Bond Market Index Fund (a)	1,673,051	18,470
Core Plus Bond Fund I (a)	4,655,901	51,680
Diversified International Fund (a)	3,598,821	33,829
Diversified Real Asset Fund (a)	1,479,813	17,343
Global Multi-Strategy Fund (a)	1,650,000	16,500
Global Real Estate Securities Fund (a)	913,416	6,458
High Yield Fund I (a)	5,231,229	57,805
International Emerging Markets Fund (a)	1,023,956	24,237
International Equity Index Fund (a)	1,567,346	15,046
International Fund I (a)	1,487,273	15,334
International Value Fund I (a)	4,147,982	41,024
LargeCap Growth Fund (a),(b)	4,716,333	38,061
LargeCap Growth Fund I (a)	8,320,420	78,878
LargeCap S&P 500 Index Fund (a)	5,907,913	52,521
LargeCap Value Fund (a)	4,112,028	38,324
LargeCap Value Fund I (a)	7,236,899	75,626
MidCap Growth Fund III (a),(b)	1,344,098	14,234
MidCap Value Fund I (a)	1,057,892	13,298
Preferred Securities Fund (a)	1,539,655	14,858
Real Estate Securities Fund (a)	1,492,996	25,993
SmallCap Growth Fund I (a),(b)	1,387,165	15,106
SmallCap Value Fund II (a)	1,403,935	12,720
		$ 731,132
TOTAL INVESTMENT COMPANIES		$ 731,132
Total Investments		$ 731,132
Other Assets in Excess of Liabilities, Net - 0.04%		$ 314
TOTAL NET ASSETS - 100.00%		$ 731,446

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 101,959
Unrealized Depreciation	(10,219)
Net Unrealized Appreciation (Depreciation)	$ 91,740
Cost for federal income tax purposes	$ 639,392

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49 .87%
Fixed Income Funds	26 .88%
International Equity Funds	18 .58%
Specialty Funds	4 .63%
Other Assets in Excess of Liabilities, Net	0 .04%
TOTAL NET ASSETS	100.00%

See accompanying notes

394

Schedule of Investments
Principal LifeTime 2025 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	3,986,683	$ 36,209	1,453,858 $	15,309	375,795	$ 4,037	5,064,746	$ 47,486
Bond Market Index Fund	1,159,715	11,899	639,752	6,838	126,416	1,347	1,673,051	17,392
Core Plus Bond Fund I	3,598,913	38,081	1,413,969	15,594	356,981	3,987	4,655,901	49,694
Diversified International Fund	—	—	3,599,884	30,778	1,063	10	3,598,821	30,768
Diversified Real Asset Fund	1,151,333	11,857	452,725	5,282	124,245	1,484	1,479,813	15,666
Global Multi-Strategy Fund	—	—	1,650,000	16,500	—	—	1,650,000	16,500
Global Real Estate Securities Fund	—	—	913,416	6,703	—	—	913,416	6,703
High Yield Fund I	2,611,776	24,369	3,855,560	43,397	1,236,107	13,801	5,231,229	53,888
International Emerging Markets Fund	913,901	16,107	186,887	4,950	76,832	2,074	1,023,956	18,995
International Equity Index Fund	977,274	9,246	736,206	7,500	146,134	1,594	1,567,346	15,162
International Fund I	1,790,072	17,908	843,975	9,739	1,146,774	12,000	1,487,273	14,949
International Growth Fund	3,509,107	25,449	943,584	8,442	4,452,691	33,915	—	—
International Value Fund I	2,851,124	26,194	1,602,308	17,438	305,450	3,492	4,147,982	40,166
LargeCap Growth Fund	4,037,528	25,365	1,059,314	8,653	380,509	3,187	4,716,333	30,840
LargeCap Growth Fund I	7,131,339	50,313	1,846,609	17,388	657,528	6,422	8,320,420	61,384
LargeCap S&P 500 Index Fund	5,371,191	39,346	1,335,656	11,893	798,934	7,202	5,907,913	44,045
LargeCap Value Fund	3,269,235	26,143	1,164,315	11,072	321,522	3,186	4,112,028	34,051
LargeCap Value Fund I	5,371,996	50,783	2,438,156	26,115	573,253	6,362	7,236,899	70,590
MidCap Growth Fund III	1,210,334	8,622	237,494	2,544	103,730	1,186	1,344,098	10,036
MidCap Value Fund I	936,365	8,711	207,921	2,689	86,394	1,186	1,057,892	10,256
Preferred Securities Fund	1,448,532	13,495	623,718	6,285	532,595	5,173	1,539,655	14,577
Real Estate Securities Fund	1,597,305	15,550	30,524	496	134,833	2,405	1,492,996	13,903
SmallCap Growth Fund I	1,253,382	9,112	237,118	2,574	103,335	1,208	1,387,165	10,545
SmallCap Value Fund II	1,246,184	9,909	278,136	2,625	120,385	1,209	1,403,935	11,361

		$ 474,668	$ 280,804			$ 116,467		$ 638,957

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 1,947		$ 5			$ —
Bond Market Index Fund		246			2			2
Core Plus Bond Fund I		1,697			6			491
Diversified International Fund		—			—			—
Diversified Real Asset Fund		66			11			2
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		69			—			1
High Yield Fund I		2,347			(77)			398
International Emerging Markets Fund		146			12			—
International Equity Index Fund		185			10			4
International Fund I		317			(698)			—
International Growth Fund		1,055			24			—
International Value Fund I		926			26			1,810
LargeCap Growth Fund		—			9			—
LargeCap Growth Fund I		81			105			—
LargeCap S&P 500 Index Fund		646			8			—
LargeCap Value Fund		418			22			—
LargeCap Value Fund I		808			54			—
MidCap Growth Fund III		—			56			—
MidCap Value Fund I		145			42			—
Preferred Securities Fund		1,086			(30)			54
Real Estate Securities Fund		341			262			—
SmallCap Growth Fund I		—			67			—
SmallCap Value Fund II		51			36			—
	$ 12,577		$ (48)			$ 2,762
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

395

		Schedule of Investments
		Principal LifeTime 2030 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.01%
Bond & Mortgage Securities Fund (a)	23,665,173	$ 251,324
Bond Market Index Fund (a)	8,391,425	92,641
Core Plus Bond Fund I (a)	20,704,517	229,820
Diversified International Fund (a)	23,346,108	219,453
Diversified Real Asset Fund (a)	8,539,447	100,082
Global Multi-Strategy Fund (a)	4,040,000	40,400
Global Real Estate Securities Fund (a)	2,275,517	16,088
High Yield Fund I (a)	32,405,390	358,080
International Emerging Markets Fund (a)	6,970,039	164,981
International Equity Index Fund (a)	12,084,731	116,013
International Fund I (a)	14,824,217	152,838
International Value Fund I (a)	25,785,465	255,018
LargeCap Growth Fund (a),(b)	31,066,265	250,705
LargeCap Growth Fund I (a)	52,533,707	498,020
LargeCap S&P 500 Index Fund (a)	33,000,026	293,370
LargeCap Value Fund (a)	25,849,547	240,918
LargeCap Value Fund I (a)	46,304,516	483,882
MidCap Growth Fund III (a),(b)	9,593,242	101,592
MidCap Value Fund I (a)	7,638,002	96,010
Preferred Securities Fund (a)	12,430,879	119,958
Real Estate Securities Fund (a)	11,879,636	206,825
SmallCap Growth Fund I (a),(b)	9,739,548	106,064
SmallCap Value Fund II (a)	10,275,829	93,099
		$ 4,487,181
TOTAL INVESTMENT COMPANIES		$ 4,487,181
Total Investments		$ 4,487,181
Liabilities in Excess of Other Assets, Net - (0.01)%		$ (559)
TOTAL NET ASSETS - 100.00%		$ 4,486,622

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 405,608
Unrealized Depreciation	(366,004)
Net Unrealized Appreciation (Depreciation)	$ 39,604
Cost for federal income tax purposes	$ 4,447,577

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .84%
Fixed Income Funds	23 .43%
International Equity Funds	20 .61%
Specialty Funds	3 .13%
Liabilities in Excess of Other Assets, Net	(0 .01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

396

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	22,989,351	$ 246,317	2,342,598 $	24,636	1,666,776	$ 17,705	23,665,173	$ 253,211
Bond Market Index Fund	8,180,890	83,301	741,492	7,798	530,957	5,600	8,391,425	85,506
Core Plus Bond Fund I	19,878,728	211,442	2,408,413	26,366	1,582,624	17,464	20,704,517	220,428
Diversified International Fund	—	—	23,357,114	343,124	11,006	104	23,346,108	343,020
Diversified Real Asset Fund	7,235,241	74,049	1,874,719	21,976	570,513	6,606	8,539,447	89,515
Global Multi-Strategy Fund	—	—	4,040,000	40,400	—	—	4,040,000	40,400
Global Real Estate Securities Fund	—	—	2,275,517	16,800	—	—	2,275,517	16,800
High Yield Fund I	20,698,976	201,842	13,272,322	147,354	1,565,908	16,976	32,405,390	332,266
International Emerging Markets Fund	6,890,818	167,575	534,234	13,893	455,013	11,833	6,970,039	169,641
International Equity Index Fund	9,614,803	90,166	3,348,149	36,052	878,221	9,116	12,084,731	117,149
International Fund I	14,211,830	186,963	1,707,986	19,678	1,095,599	12,364	14,824,217	194,299
International Growth Fund	27,566,606	349,462	2,040,810	17,830	29,607,416	368,823	—	—
International Value Fund I	21,021,096	190,548	6,580,648	71,867	1,816,279	19,536	25,785,465	242,893
LargeCap Growth Fund	31,849,762	231,374	2,034,901	16,643	2,818,398	22,789	31,066,265	225,224
LargeCap Growth Fund I	59,964,304	474,734	3,457,054	32,530	10,887,651	102,423	52,533,707	408,693
LargeCap S&P 500 Index Fund	35,666,909	332,848	2,889,473	25,698	5,556,356	49,015	33,000,026	309,210
LargeCap Value Fund	26,925,406	262,650	2,113,591	20,001	3,189,450	30,309	25,849,547	252,352
LargeCap Value Fund I	46,641,306	495,433	3,760,486	40,113	4,097,276	43,618	46,304,516	492,167
MidCap Growth Fund III	9,723,532	84,602	455,881	4,890	586,171	6,294	9,593,242	83,197
MidCap Value Fund I	7,655,836	89,509	466,354	6,050	484,188	6,295	7,638,002	89,270
Preferred Securities Fund	13,465,681	137,469	1,932,164	19,275	2,966,966	28,588	12,430,879	127,153
Real Estate Securities Fund	12,648,774	186,918	174,546	2,852	943,684	15,493	11,879,636	174,187
SmallCap Growth Fund I	12,555,228	124,451	270,369	2,877	3,086,049	34,369	9,739,548	93,715
SmallCap Value Fund II	10,376,633	81,926	559,450	5,306	660,254	6,295	10,275,829	81,068

		$ 4,303,579	$ 964,009			$ 831,615		$ 4,441,364

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 9,967		$ (37)			$ —
Bond Market Index Fund		1,698			7			12
Core Plus Bond Fund I		8,948			84			2,656
Diversified International Fund		—			—			—
Diversified Real Asset Fund		404			96			12
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		181			—			2
High Yield Fund I		18,465			46			3,151
International Emerging Markets Fund		1,077			6			—
International Equity Index Fund		1,744			47			36
International Fund I		2,391			22			—
International Growth Fund		7,501			1,531			—
International Value Fund I		6,587			14			12,994
LargeCap Growth Fund		—			(4)			—
LargeCap Growth Fund I		667			3,852			—
LargeCap S&P 500 Index Fund		4,199			(321)			—
LargeCap Value Fund		3,359			10			—
LargeCap Value Fund I		6,828			239			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		1,159			6			—
Preferred Securities Fund		8,810			(1,003)			496
Real Estate Securities Fund		2,692			(90)			—
SmallCap Growth Fund I		—			756			—
SmallCap Value Fund II		415			131			—
	$ 87,092		$ 5,391			$ 19,359
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

397

		Schedule of Investments
		Principal LifeTime 2035 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.86%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.86%
Bond & Mortgage Securities Fund (a)	1,820,777	$ 19,337
Bond Market Index Fund (a)	542,019	5,984
Core Plus Bond Fund I (a)	1,649,285	18,307
Diversified International Fund (a)	2,709,736	25,471
Diversified Real Asset Fund (a)	705,612	8,270
Global Multi-Strategy Fund (a)	760,000	7,600
Global Real Estate Securities Fund (a)	1,041,195	7,361
High Yield Fund I (a)	2,988,956	33,028
International Emerging Markets Fund (a)	835,126	19,767
International Equity Index Fund (a)	1,312,433	12,599
International Fund I (a)	1,410,907	14,546
International Value Fund I (a)	2,943,353	29,110
LargeCap Growth Fund (a),(b)	3,595,878	29,019
LargeCap Growth Fund I (a)	5,914,314	56,068
LargeCap S&P 500 Index Fund (a)	3,805,336	33,829
LargeCap Value Fund (a)	2,988,489	27,853
LargeCap Value Fund I (a)	5,087,984	53,169
MidCap Growth Fund III (a),(b)	1,026,507	10,871
MidCap Value Fund I (a)	810,364	10,186
Preferred Securities Fund (a)	1,233,732	11,906
Real Estate Securities Fund (a)	955,171	16,630
SmallCap Growth Fund I (a),(b)	1,043,299	11,362
SmallCap Value Fund II (a)	1,060,084	9,604
		$ 471,877
TOTAL INVESTMENT COMPANIES		$ 471,877
Total Investments		$ 471,877
Other Assets in Excess of Liabilities, Net - 0.14%		$ 652
TOTAL NET ASSETS - 100.00%		$ 472,529

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 67,733
Unrealized Depreciation	(8,163)
Net Unrealized Appreciation (Depreciation)	$ 59,570
Cost for federal income tax purposes	$ 412,307

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54 .72%
International Equity Funds	23 .04%
Fixed Income Funds	18.74%
Specialty Funds	3 .36%
Other Assets in Excess of Liabilities, Net	0 .14%
TOTAL NET ASSETS	100.00%

See accompanying notes

398

Schedule of Investments
Principal LifeTime 2035 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,389,904	$ 12,438	464,346 $	4,884	33,473	$ 369	1,820,777	$ 16,953
Bond Market Index Fund	248,969	2,532	304,849	3,240	11,799	126	542,019	5,646
Core Plus Bond Fund I	1,230,373	13,011	450,682	4,967	31,770	352	1,649,285	17,626
Diversified International Fund	—	—	2,712,573	22,621	2,837	28	2,709,736	22,593
Diversified Real Asset Fund	531,598	5,463	189,663	2,207	15,649	182	705,612	7,488
Global Multi-Strategy Fund	—	—	760,000	7,600	—	—	760,000	7,600
Global Real Estate Securities Fund	—	—	1,041,195	7,703	—	—	1,041,195	7,703
High Yield Fund I	1,625,837	15,183	1,413,943	15,689	50,824	562	2,988,956	30,310
International Emerging Markets Fund	666,436	11,668	183,738	4,732	15,048	387	835,126	16,013
International Equity Index Fund	771,422	7,252	571,043	6,039	30,032	309	1,312,433	12,982
International Fund I	1,295,194	13,312	539,999	6,174	424,286	4,366	1,410,907	15,047
International Growth Fund	2,569,861	17,943	571,769	5,015	3,141,630	22,966	—	—
International Value Fund I	1,969,967	18,089	1,033,102	11,127	59,716	642	2,943,353	28,574
LargeCap Growth Fund	2,996,770	18,760	764,088	6,212	164,980	1,326	3,595,878	23,645
LargeCap Growth Fund I	5,202,471	36,636	1,329,655	12,484	617,812	5,798	5,914,314	43,300
LargeCap S&P 500 Index Fund	3,525,480	25,733	965,391	8,571	685,535	6,121	3,805,336	28,170
LargeCap Value Fund	2,356,975	18,768	689,743	6,515	58,229	547	2,988,489	24,736
LargeCap Value Fund I	3,966,343	37,444	1,225,174	13,023	103,533	1,094	5,087,984	49,373
MidCap Growth Fund III	880,802	6,260	164,316	1,748	18,611	199	1,026,507	7,809
MidCap Value Fund I	681,346	6,324	144,443	1,854	15,425	199	810,364	7,979
Preferred Securities Fund	843,800	7,867	608,089	6,102	218,157	2,087	1,233,732	11,871
Real Estate Securities Fund	964,663	10,232	20,269	329	29,761	495	955,171	10,067
SmallCap Growth Fund I	899,454	6,440	162,157	1,748	18,312	200	1,043,299	7,990
SmallCap Value Fund II	890,453	7,094	190,713	1,785	21,082	200	1,060,084	8,680

		$ 298,449	$ 162,369			$ 48,555		$ 412,155

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 688		$ —			$ —
Bond Market Index Fund		54			—			—
Core Plus Bond Fund I		585			—			169
Diversified International Fund		—			—			—
Diversified Real Asset Fund		31			—			1
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		73			—			1
High Yield Fund I		1,466			—			248
International Emerging Markets Fund		107			—			—
International Equity Index Fund		147			—			3
International Fund I		231			(73)			—
International Growth Fund		787			8			—
International Value Fund I		644			—			1,255
LargeCap Growth Fund		—			(1)			—
LargeCap Growth Fund I		59			(22)			—
LargeCap S&P 500 Index Fund		427			(13)			—
LargeCap Value Fund		303			—			—
LargeCap Value Fund I		599			—			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		106			—			—
Preferred Securities Fund		708			(11)			32
Real Estate Securities Fund		211			1			—
SmallCap Growth Fund I		—			2			—
SmallCap Value Fund II		37			1			—
	$ 7,263		$ (108)			$ 1,709
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

399

		Schedule of Investments
		Principal LifeTime 2040 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.02%
Bond & Mortgage Securities Fund (a)	6,940,236	$ 73,705
Bond Market Index Fund (a)	2,481,315	27,394
Core Plus Bond Fund I (a)	6,544,132	72,640
Diversified International Fund (a)	17,320,409	162,812
Diversified Real Asset Fund (a)	3,924,329	45,993
Global Multi-Strategy Fund (a)	2,217,000	22,170
Global Real Estate Securities Fund (a)	6,680,240	47,229
High Yield Fund I (a)	15,136,526	167,258
International Emerging Markets Fund (a)	4,803,587	113,701
International Equity Index Fund (a)	8,527,410	81,863
International Fund I (a)	10,266,999	105,853
International Value Fund I (a)	17,984,302	177,865
LargeCap Growth Fund (a),(b)	20,735,039	167,332
LargeCap Growth Fund I (a)	34,554,020	327,572
LargeCap S&P 500 Index Fund (a)	21,987,668	195,470
LargeCap Value Fund (a)	17,290,228	161,145
LargeCap Value Fund I (a)	30,484,194	318,560
MidCap Growth Fund III (a),(b)	6,112,278	64,729
MidCap Value Fund I (a)	4,928,000	61,945
Preferred Securities Fund (a)	7,156,235	69,058
Real Estate Securities Fund (a)	5,137,278	89,440
SmallCap Growth Fund I (a),(b)	5,842,106	63,620
SmallCap Value Fund II (a)	6,807,685	61,678
		$ 2,679,032
TOTAL INVESTMENT COMPANIES		$ 2,679,032
Total Investments		$ 2,679,032
Liabilities in Excess of Other Assets, Net - (0.02)%		$ (634)
TOTAL NET ASSETS - 100.00%		$ 2,678,398

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 261,981
Unrealized Depreciation	(225,205)
Net Unrealized Appreciation (Depreciation)	$ 36,776
Cost for federal income tax purposes	$ 2,642,256

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56 .44%
International Equity Funds	25 .73%
Fixed Income Funds	15.30%
Specialty Funds	2 .55%
Liabilities in Excess of Other Assets, Net	(0 .02)%
TOTAL NET ASSETS	100.00%

See accompanying notes

400

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,132,472	$ 65,374	1,320,522 $	13,919	512,758	$ 5,424	6,940,236	$ 73,864
Bond Market Index Fund	2,374,213	24,219	288,350	3,041	181,248	1,903	2,481,315	25,358
Core Plus Bond Fund I	5,467,233	57,540	1,553,222	17,171	476,323	5,228	6,544,132	69,484
Diversified International Fund	—	—	17,323,038	238,660	2,629	25	17,320,409	238,635
Diversified Real Asset Fund	3,531,024	36,278	698,948	8,164	305,643	3,528	3,924,329	40,978
Global Multi-Strategy Fund	—	—	2,217,000	22,170	—	—	2,217,000	22,170
Global Real Estate Securities Fund	—	—	6,680,240	50,522	—	—	6,680,240	50,522
High Yield Fund I	11,867,139	116,855	4,178,773	45,961	909,386	9,989	15,136,526	152,841
International Emerging Markets Fund	4,664,940	108,987	474,104	12,257	335,457	8,797	4,803,587	112,446
International Equity Index Fund	6,255,662	58,793	2,908,460	31,276	636,712	6,667	8,527,410	83,445
International Fund I	9,537,153	125,293	1,470,467	16,878	740,621	8,497	10,266,999	133,688
International Growth Fund	18,331,433	224,857	2,984,471	26,589	21,315,904	251,930	—	—
International Value Fund I	14,165,380	127,712	5,154,724	56,255	1,335,802	14,484	17,984,302	169,497
LargeCap Growth Fund	21,326,184	153,035	1,824,346	14,874	2,415,491	19,555	20,735,039	148,343
LargeCap Growth Fund I	38,695,735	301,509	2,987,139	28,003	7,128,854	66,881	34,554,020	264,718
LargeCap S&P 500 Index Fund	25,768,546	229,227	2,513,417	22,320	6,294,295	56,220	21,987,668	195,652
LargeCap Value Fund	17,586,869	168,469	1,806,504	17,064	2,103,145	20,003	17,290,228	165,439
LargeCap Value Fund I	30,214,893	317,454	3,192,362	33,978	2,923,061	31,244	30,484,194	320,300
MidCap Growth Fund III	6,136,281	53,350	478,077	5,165	502,080	5,409	6,112,278	53,105
MidCap Value Fund I	4,801,011	55,476	451,867	5,890	324,878	4,236	4,928,000	57,134
Preferred Securities Fund	6,894,258	68,855	1,822,829	18,295	1,560,852	15,093	7,156,235	71,806
Real Estate Securities Fund	5,598,947	90,021	78,854	1,287	540,523	8,758	5,137,278	82,520
SmallCap Growth Fund I	7,899,367	76,683	470,673	5,165	2,527,934	28,516	5,842,106	53,940
SmallCap Value Fund II	6,901,454	54,640	569,685	5,440	663,454	6,348	6,807,685	53,810

		$ 2,514,627	$ 700,344			$ 578,735		$ 2,639,695

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 2,765		$ (5)			$ —
Bond Market Index Fund		492			1			4
Core Plus Bond Fund I		2,500			1			741
Diversified International Fund		—			—			—
Diversified Real Asset Fund		197			64			6
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		457			—			2
High Yield Fund I		10,237			14			1,771
International Emerging Markets Fund		728			(1)			—
International Equity Index Fund		1,133			43			23
International Fund I		1,609			14			—
International Growth Fund		5,269			484			—
International Value Fund I		4,452			14			8,797
LargeCap Growth Fund		—			(11)			—
LargeCap Growth Fund I		430			2,087			—
LargeCap S&P 500 Index Fund		3,028			325			—
LargeCap Value Fund		2,190			(91)			—
LargeCap Value Fund I		4,414			112			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		725			4			—
Preferred Securities Fund		4,678			(251)			255
Real Estate Securities Fund		1,168			(30)			—
SmallCap Growth Fund I		—			608			—
SmallCap Value Fund II		275			78			—
	$ 46,747		$ 3,459			$ 11,599
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

401

		Schedule of Investments
		Principal LifeTime 2045 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.61%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.61%
Bond & Mortgage Securities Fund (a)	491,481	$ 5,219
Bond Market Index Fund (a)	142,885	1,577
Core Plus Bond Fund I (a)	446,000	4,951
Diversified International Fund (a)	1,528,648	14,369
Diversified Real Asset Fund (a)	276,692	3,243
Global Multi-Strategy Fund (a)	170,000	1,700
Global Real Estate Securities Fund (a)	703,949	4,977
High Yield Fund I (a)	1,110,546	12,271
International Emerging Markets Fund (a)	430,061	10,179
International Equity Index Fund (a)	708,408	6,801
International Fund I (a)	956,254	9,859
International Value Fund I (a)	1,670,830	16,524
LargeCap Growth Fund (a),(b)	1,863,805	15,041
LargeCap Growth Fund I (a)	3,021,429	28,643
LargeCap S&P 500 Index Fund (a)	1,936,023	17,211
LargeCap Value Fund (a)	1,560,573	14,545
LargeCap Value Fund I (a)	2,621,871	27,399
MidCap Growth Fund III (a),(b)	512,895	5,432
MidCap Value Fund I (a)	405,791	5,101
Preferred Securities Fund (a)	552,289	5,330
Real Estate Securities Fund (a)	391,098	6,809
SmallCap Growth Fund I (a),(b)	520,046	5,663
SmallCap Value Fund II (a)	533,742	4,836
		$ 227,680
TOTAL INVESTMENT COMPANIES		$ 227,680
Total Investments		$ 227,680
Other Assets in Excess of Liabilities, Net - 0.39%		$ 895
TOTAL NET ASSETS - 100.00%		$ 228,575

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 29,770
Unrealized Depreciation	(4,783)
Net Unrealized Appreciation (Depreciation)	$ 24,987
Cost for federal income tax purposes	$ 202,693

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57 .18%
International Equity Funds	27 .43%
Fixed Income Funds	12.84%
Specialty Funds	2 .16%
Other Assets in Excess of Liabilities, Net	0 .39%
TOTAL NET ASSETS	100.00%

See accompanying notes

402

Schedule of Investments
Principal LifeTime 2045 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	265,184	$ 2,358	231,044 $	2,441	4,747	$ 55	491,481	$ 4,744
Bond Market Index Fund	48,654	497	95,930	1,016	1,699	18	142,885	1,495
Core Plus Bond Fund I	233,961	2,462	216,373	2,392	4,334	47	446,000	4,807
Diversified International Fund	—	—	1,529,390	13,452	742	7	1,528,648	13,445
Diversified Real Asset Fund	186,281	1,910	95,155	1,111	4,744	55	276,692	2,966
Global Multi-Strategy Fund	—	—	170,000	1,700	—	—	170,000	1,700
Global Real Estate Securities Fund	—	—	703,949	5,230	—	—	703,949	5,230
High Yield Fund I	729,985	6,866	397,091	4,376	16,530	183	1,110,546	11,059
International Emerging Markets Fund	308,072	5,512	128,307	3,312	6,318	166	430,061	8,658
International Equity Index Fund	267,146	2,618	452,195	4,805	10,933	113	708,408	7,310
International Fund I	606,030	5,720	363,674	4,170	13,450	156	956,254	9,734
International Growth Fund	1,288,293	9,352	467,633	4,163	1,755,926	13,515	—	—
International Value Fund I	1,021,490	9,658	673,810	7,290	24,470	269	1,670,830	16,679
LargeCap Growth Fund	1,449,916	9,115	488,314	3,982	74,425	602	1,863,805	12,495
LargeCap Growth Fund I	2,473,470	17,503	845,904	7,973	297,945	2,818	3,021,429	22,662
LargeCap S&P 500 Index Fund	1,587,946	11,633	603,689	5,378	255,612	2,275	1,936,023	14,732
LargeCap Value Fund	1,154,975	9,216	435,809	4,132	30,211	293	1,560,573	13,055
LargeCap Value Fund I	1,889,752	17,832	772,214	8,234	40,095	435	2,621,871	25,631
MidCap Growth Fund III	420,040	3,019	102,153	1,092	9,298	104	512,895	4,007
MidCap Value Fund I	324,723	3,047	88,781	1,143	7,713	104	405,791	4,087
Preferred Securities Fund	306,606	2,893	327,010	3,279	81,327	778	552,289	5,390
Real Estate Securities Fund	392,164	4,272	7,225	117	8,291	139	391,098	4,250
SmallCap Growth Fund I	428,346	3,095	100,802	1,092	9,102	104	520,046	4,084
SmallCap Value Fund II	425,987	3,407	118,211	1,110	10,456	104	533,742	4,414

		$ 131,985	$ 92,990			$ 22,340		$ 202,634

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 158		$ —			$ —
Bond Market Index Fund		11			—			—
Core Plus Bond Fund I		115			—			33
Diversified International Fund		—			—			—
Diversified Real Asset Fund		11			—			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		51			—			1
High Yield Fund I		659			—			112
International Emerging Markets Fund		50			—			—
International Equity Index Fund		54			—			1
International Fund I		112			—			—
International Growth Fund		423			—			—
International Value Fund I		341			—			663
LargeCap Growth Fund		—			—			—
LargeCap Growth Fund I		29			4			—
LargeCap S&P 500 Index Fund		195			(4)			—
LargeCap Value Fund		150			—			—
LargeCap Value Fund I		289			—			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		51			1			—
Preferred Securities Fund		294			(4)			12
Real Estate Securities Fund		86			—			—
SmallCap Growth Fund I		—			1			—
SmallCap Value Fund II		18			1			—
	$ 3,097		$ (1)			$ 822
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

403

		Schedule of Investments
		Principal LifeTime 2050 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.06%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.06%
Bond & Mortgage Securities Fund (a)	1,114,716	$ 11,838
Bond Market Index Fund (a)	347,944	3,841
Core Plus Bond Fund I (a)	1,051,286	11,669
Diversified International Fund (a)	7,960,135	74,825
Diversified Real Asset Fund (a)	1,335,123	15,648
Global Multi-Strategy Fund (a)	970,000	9,700
Global Real Estate Securities Fund (a)	2,358,627	16,676
High Yield Fund I (a)	5,106,958	56,432
International Emerging Markets Fund (a)	2,308,135	54,634
International Equity Index Fund (a)	4,255,953	40,857
International Fund I (a)	4,771,524	49,194
International Value Fund I (a)	8,736,505	86,404
LargeCap Growth Fund (a),(b)	9,138,834	73,750
LargeCap Growth Fund I (a)	15,352,684	145,543
LargeCap S&P 500 Index Fund (a)	9,510,124	84,545
LargeCap Value Fund (a)	7,637,491	71,181
LargeCap Value Fund I (a)	13,526,848	141,356
MidCap Growth Fund III (a),(b)	2,564,496	27,158
MidCap Value Fund I (a)	2,151,278	27,042
Preferred Securities Fund (a)	2,778,417	26,812
Real Estate Securities Fund (a)	2,409,912	41,957
SmallCap Growth Fund I (a),(b)	2,449,015	26,670
SmallCap Value Fund II (a)	2,965,775	26,870
		$ 1,124,602
TOTAL INVESTMENT COMPANIES		$ 1,124,602
Total Investments		$ 1,124,602
Liabilities in Excess of Other Assets, Net - (0.06)%		$ (628)
TOTAL NET ASSETS - 100.00%		$ 1,123,974

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 116,984
Unrealized Depreciation	(99,354)
Net Unrealized Appreciation (Depreciation)	$ 17,630
Cost for federal income tax purposes	$ 1,106,972

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59 .26%
International Equity Funds	28 .71%
Fixed Income Funds	9 .84%
Specialty Funds	2 .25%
Liabilities in Excess of Other Assets, Net	(0 .06)%
TOTAL NET ASSETS	100.00%

See accompanying notes

404

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	979,381	$ 10,475	260,509 $	2,746	125,174	$ 1,320	1,114,716	$ 11,902
Bond Market Index Fund	236,706	2,400	153,435	1,633	42,197	444	347,944	3,589
Core Plus Bond Fund I	888,294	9,181	279,423	3,088	116,431	1,278	1,051,286	10,990
Diversified International Fund	—	—	7,980,407	107,211	20,272	188	7,960,135	107,023
Diversified Real Asset Fund	1,157,290	11,754	316,208	3,696	138,375	1,607	1,335,123	13,860
Global Multi-Strategy Fund	—	—	970,000	9,700	—	—	970,000	9,700
Global Real Estate Securities Fund	—	—	2,358,627	17,651	—	—	2,358,627	17,651
High Yield Fund I	4,947,900	50,638	880,695	9,579	721,637	8,037	5,106,958	52,299
International Emerging Markets Fund	1,971,482	46,535	547,529	14,263	210,876	5,553	2,308,135	55,248
International Equity Index Fund	2,464,804	23,198	2,062,224	22,217	271,075	2,793	4,255,953	42,628
International Fund I	4,219,895	53,387	1,000,367	11,541	448,738	5,186	4,771,524	59,741
International Growth Fund	8,440,801	100,958	1,523,765	13,557	9,964,566	114,647	—	—
International Value Fund I	6,515,688	58,009	2,951,145	32,300	730,328	7,905	8,736,505	82,407
LargeCap Growth Fund	9,992,413	70,513	1,024,897	8,342	1,878,476	15,203	9,138,834	63,680
LargeCap Growth Fund I	17,165,140	134,094	1,797,763	16,873	3,610,219	34,129	15,352,684	117,982
LargeCap S&P 500 Index Fund	10,579,486	93,879	1,361,027	12,067	2,430,389	21,579	9,510,124	84,652
LargeCap Value Fund	8,000,909	75,633	990,410	9,333	1,353,828	12,942	7,637,491	71,968
LargeCap Value Fund I	13,225,176	138,336	1,751,978	18,606	1,450,306	15,534	13,526,848	141,409
MidCap Growth Fund III	2,915,734	24,544	230,962	2,456	582,200	6,403	2,564,496	20,614
MidCap Value Fund I	2,203,622	25,035	216,690	2,787	269,034	3,572	2,151,278	24,255
Preferred Securities Fund	2,346,997	24,143	912,654	9,161	481,234	4,647	2,778,417	28,640
Real Estate Securities Fund	2,555,978	41,489	34,467	563	180,533	2,949	2,409,912	39,092
SmallCap Growth Fund I	3,470,774	33,854	225,175	2,422	1,246,934	13,948	2,449,015	22,715
SmallCap Value Fund II	3,059,769	24,330	271,316	2,544	365,310	3,573	2,965,775	23,452

		$ 1,052,385	$ 334,336			$ 283,437		$ 1,105,497

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 443		$ 1			$ —
Bond Market Index Fund		48			—			—
Core Plus Bond Fund I		406			(1)			121
Diversified International Fund		—			—			—
Diversified Real Asset Fund		65			17			2
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		168			—			1
High Yield Fund I		4,242			119			738
International Emerging Markets Fund		308			3			—
International Equity Index Fund		448			6			9
International Fund I		717			(1)			—
International Growth Fund		2,420			132			—
International Value Fund I		2,061			3			4,079
LargeCap Growth Fund		—			28			—
LargeCap Growth Fund I		190			1,144			—
LargeCap S&P 500 Index Fund		1,237			285			—
LargeCap Value Fund		991			(56)			—
LargeCap Value Fund I		1,922			1			—
MidCap Growth Fund III		—			17			—
MidCap Value Fund I		332			5			—
Preferred Securities Fund		1,704			(17)			88
Real Estate Securities Fund		545			(11)			—
SmallCap Growth Fund I		—			387			—
SmallCap Value Fund II		122			151			—
	$ 18,369		$ 2,213			$ 5,038
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

405

		Schedule of Investments
		Principal LifeTime 2055 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.37%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.37%
Bond & Mortgage Securities Fund (a)	30,942	$ 329
Bond Market Index Fund (a)	7,001	77
Core Plus Bond Fund I (a)	28,230	313
Diversified International Fund (a)	243,915	2,293
Diversified Real Asset Fund (a)	32,918	386
Global Multi-Strategy Fund (a)	23,500	235
Global Real Estate Securities Fund (a)	145,790	1,031
High Yield Fund I (a)	128,953	1,425
International Emerging Markets Fund (a)	72,816	1,723
International Equity Index Fund (a)	140,638	1,350
International Fund I (a)	177,556	1,831
International Value Fund I (a)	279,001	2,759
LargeCap Growth Fund (a),(b)	283,271	2,286
LargeCap Growth Fund I (a)	467,792	4,435
LargeCap S&P 500 Index Fund (a)	303,628	2,699
LargeCap Value Fund (a)	234,951	2,190
LargeCap Value Fund I (a)	410,928	4,294
MidCap Growth Fund III (a),(b)	73,585	779
MidCap Value Fund I (a)	58,539	736
Preferred Securities Fund (a)	80,952	781
Real Estate Securities Fund (a)	42,513	740
SmallCap Growth Fund I (a),(b)	75,591	823
SmallCap Value Fund II (a)	78,563	712
		$ 34,227
TOTAL INVESTMENT COMPANIES		$ 34,227
Total Investments		$ 34,227
Other Assets in Excess of Liabilities, Net - 0.63%		$ 218
TOTAL NET ASSETS - 100.00%		$ 34,445

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 3,788
Unrealized Depreciation	(961)
Net Unrealized Appreciation (Depreciation)	$ 2,827
Cost for federal income tax purposes	$ 31,400

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57 .19%
International Equity Funds	31 .89%
Fixed Income Funds	8 .49%
Specialty Funds	1 .80%
Other Assets in Excess of Liabilities, Net	0 .63%
TOTAL NET ASSETS	100.00%

See accompanying notes

406

Schedule of Investments
Principal LifeTime 2055 Fund
October 31, 2011

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2010	2010		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	28,953	$ 259		7,020 $	74	5,031	$ 52	30,942	$ 281
Bond Market Index Fund	5,060	52		3,225	34	1,284	14	7,001	72
Core Plus Bond Fund I	26,162	278		6,670	73	4,602	51	28,230	300
Diversified International Fund	—	—		247,780	2,299	3,865	36	243,915	2,263
Diversified Real Asset Fund	23,803	244		14,326	167	5,211	61	32,918	350
Global Multi-Strategy Fund	—	—		23,500	235	—	—	23,500	235
Global Real Estate Securities Fund	—	—		145,790	1,072	—	—	145,790	1,072
High Yield Fund I	102,266	983		51,765	566	25,078	278	128,953	1,271
International Emerging Markets Fund	44,359	848		40,282	1,041	11,825	298	72,816	1,591
International Equity Index Fund	62,650	598		102,825	1,081	24,837	253	140,638	1,426
International Fund I	95,118	911		107,227	1,230	24,789	278	177,556	1,863
International Growth Fund	168,373	1,263		155,051	1,392	323,424	2,659	—	—
International Value Fund I	139,324	1,368		185,203	2,003	45,526	485	279,001	2,887
LargeCap Growth Fund	215,838	1,396		129,254	1,053	61,821	500	283,271	1,948
LargeCap Growth Fund I	360,327	2,630		223,849	2,106	116,384	1,097	467,792	3,640
LargeCap S&P 500 Index Fund	231,970	1,735		157,472	1,401	85,814	763	303,628	2,373
LargeCap Value Fund	163,480	1,325		113,500	1,075	42,029	398	234,951	2,002
LargeCap Value Fund I	284,255	2,735		201,544	2,145	74,871	797	410,928	4,084
MidCap Growth Fund III	59,496	447		26,865	285	12,776	139	73,585	593
MidCap Value Fund I	46,333	451		22,856	292	10,650	138	58,539	605
Preferred Securities Fund	25,491	240		75,603	757	20,142	197	80,952	800
Real Estate Securities Fund	57,718	662		1,087	18	16,292	275	42,513	425
SmallCap Growth Fund I	61,616	461		26,545	285	12,570	139	75,591	607
SmallCap Value Fund II	62,265	504		30,895	287	14,597	138	78,563	653

		$ 19,390		$ 20,971			$ 9,046		$ 31,341

					Realized Gain/Loss		Realized Gain/Loss from
		Income			on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 13			$ —			$ —
Bond Market Index Fund			1			—			—
Core Plus Bond Fund I			12			—			3
Diversified International Fund			—			—			—
Diversified Real Asset Fund			1			—			—
Global Multi-Strategy Fund			—			—			—
Global Real Estate Securities Fund			10			—			—
High Yield Fund I			91			—			15
International Emerging Markets Fund			7			—			—
International Equity Index Fund			12			—			—
International Fund I			18			—			—
International Growth Fund			62			4			—
International Value Fund I			48			1			93
LargeCap Growth Fund			—			(1)			—
LargeCap Growth Fund I			4			1			—
LargeCap S&P 500 Index Fund			29			—			—
LargeCap Value Fund			21			—			—
LargeCap Value Fund I			44			1			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			7			—			—
Preferred Securities Fund			39			—			1
Real Estate Securities Fund			12			20			—
SmallCap Growth Fund I			—			—			—
SmallCap Value Fund II			3			—			—
	$ 434			$ 26			$ 112
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

407

Schedule of Investments Principal LifeTime Strategic Income Fund October 31, 2011

INVESTMENT COMPANIES - 99.72%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.72%
Bond & Mortgage Securities Fund (a)	10,396,951	$ 110,416
Bond Market Index Fund (a)	2,977,137	32,868
Core Plus Bond Fund I (a)	9,485,243	105,286
Diversified International Fund (a)	798,335	7,504
Diversified Real Asset Fund (a)	2,766,353	32,422
Global Diversified Income Fund (a)	3,306,253	42,783
Global Multi-Strategy Fund (a)	2,130,000	21,300
High Yield Fund I (a)	1,573,727	17,390
Inflation Protection Fund (a)	12,335,264	106,700
International Emerging Markets Fund (a)	117,961	2,792
International Equity Index Fund (a)	310,029	2,976
International Fund I (a)	423,953	4,371
International Value Fund I (a)	978,623	9,678
LargeCap Growth Fund (a),(b)	1,350,234	10,896
LargeCap Growth Fund I (a)	2,173,978	20,609
LargeCap S&P 500 Index Fund (a)	1,044,621	9,287
LargeCap Value Fund (a)	949,805	8,852
LargeCap Value Fund I (a)	1,595,317	16,671
MidCap Growth Fund III (a),(b)	389,031	4,120
MidCap Value Fund I (a)	314,294	3,951
Preferred Securities Fund (a)	1,113,857	10,749
Short-Term Income Fund (a)	7,328,440	87,648
SmallCap Growth Fund I (a),(b)	517,876	5,640
SmallCap Value Fund II (a)	532,453	4,824
		$ 679,733
TOTAL INVESTMENT COMPANIES		$ 679,733
Total Investments		$ 679,733
Other Assets in Excess of Liabilities, Net - 0.28%		$ 1,877
TOTAL NET ASSETS - 100.00%		$ 681,610

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 36,167
Unrealized Depreciation	(21,046)
Net Unrealized Appreciation (Depreciation)	$ 15,121
Cost for federal income tax purposes	$ 664,612

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	69 .11%
Specialty Funds	14 .16%
Domestic Equity Funds	12 .44%
International Equity Funds	4 .01%
Other Assets in Excess of Liabilities, Net	0 .28%
TOTAL NET ASSETS	100.00%

See accompanying notes

408

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	11,210,815	$ 120,908	1,154,882 $	12,205	1,968,746	$ 20,738	10,396,951	$ 112,252
Bond Market Index Fund	3,017,691	30,859	476,245	5,049	516,799	5,474	2,977,137	30,435
Core Plus Bond Fund I	10,088,157	107,218	1,222,863	13,449	1,825,777	20,134	9,485,243	100,543
Diversified International Fund	—	—	1,019,708	14,224	221,373	2,050	798,335	11,855
Diversified Real Asset Fund	2,842,271	29,669	379,237	4,426	455,155	5,263	2,766,353	28,899
Global Diversified Income Fund	3,182,389	33,424	562,713	7,458	438,849	5,814	3,306,253	35,076
Global Multi-Strategy Fund	—	—	2,130,000	21,300	—	—	2,130,000	21,300
High Yield Fund I	1,820,567	17,401	308,038	3,335	554,878	6,197	1,573,727	14,737
Inflation Protection Fund	10,273,587	94,195	2,696,401	22,007	634,724	5,348	12,335,264	110,868
International Emerging Markets Fund	120,562	2,817	25,647	658	28,248	727	117,961	2,748
International Equity Index Fund	313,668	3,015	52,963	543	56,602	587	310,029	2,975
International Fund I	648,036	8,299	73,172	829	297,255	3,176	423,953	6,450
International Growth Fund	1,237,422	14,922	102,073	881	1,339,495	15,780	—	—
International Value Fund I	943,862	8,680	186,720	1,981	151,959	1,665	978,623	9,013
LargeCap Growth Fund	1,402,360	9,494	146,559	1,192	198,685	1,621	1,350,234	9,066
LargeCap Growth Fund I	2,254,517	18,034	256,363	2,408	336,902	3,158	2,173,978	17,322
LargeCap S&P 500 Index Fund	1,862,646	17,604	203,556	1,803	1,021,581	9,114	1,044,621	10,585
LargeCap Value Fund	969,420	9,805	147,805	1,397	167,420	1,579	949,805	9,640
LargeCap Value Fund I	1,629,982	15,532	262,450	2,791	297,115	3,158	1,595,317	15,180
MidCap Growth Fund III	418,975	3,343	36,828	397	66,772	735	389,031	3,031
MidCap Value Fund I	335,256	3,404	34,507	447	55,469	736	314,294	3,136
Preferred Securities Fund	1,980,256	21,102	192,932	1,911	1,059,331	10,404	1,113,857	12,373
Real Estate Securities Fund	484,205	7,447	—	—	484,205	7,647	—	—
Short-Term Income Fund	6,079,622	72,711	2,485,636	29,964	1,236,818	14,786	7,328,440	87,888
SmallCap Growth Fund I	547,171	4,367	36,243	397	65,538	735	517,876	4,124
SmallCap Value Fund II	564,075	4,371	44,322	419	75,944	736	532,453	4,118

		$ 658,621	$ 151,471			$ 147,362		$ 663,614

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 4,514		$ (123)			$ —
Bond Market Index Fund		606			1			4
Core Plus Bond Fund I		4,412			10			1,333
Diversified International Fund		—			(319)			—
Diversified Real Asset Fund		154			67			5
Global Diversified Income Fund		2,608			8			103
Global Multi-Strategy Fund		—			—			—
High Yield Fund I		1,538			198			267
Inflation Protection Fund		2,882			14			—
International Emerging Markets Fund		18			—			—
International Equity Index Fund		55			4			1
International Fund I		106			498			—
International Growth Fund		328			(23)			—
International Value Fund I		288			17			572
LargeCap Growth Fund		—			1			—
LargeCap Growth Fund I		24			38			—
LargeCap S&P 500 Index Fund		214			292			—
LargeCap Value Fund		117			17			—
LargeCap Value Fund I		230			15			—
MidCap Growth Fund III		—			26			—
MidCap Value Fund I		50			21			—
Preferred Securities Fund		1,098			(236)			72
Real Estate Securities Fund		—			200			—
Short-Term Income Fund		2,339			(1)			—
SmallCap Growth Fund I		—			95			—
SmallCap Value Fund II		22			64			—
	$ 21,603		$ 884			$ 2,357
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

409

Schedule of Investments Real Estate Securities Fund October 31, 2011

COMMON STOCKS - 97.48%	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Commercial Services - 0.51%			(continued)	Amount (000's)	Value (000's)
Corrections Corp of America (a)	402,700	$ 8,952	Banks (continued)
			Investment in Joint Trading Account; Deutsche $	8,024	$ 8,024
			Bank Repurchase Agreement; 0.10% dated
Lodging - 1.86%			10/31/11 maturing 11/01/11 (collateralized
Starwood Hotels & Resorts Worldwide Inc	644,700	32,306	by US Government Securities; $8,184,240;
			0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Real Estate - 1.04%			Investment in Joint Trading Account; Merrill	7,528	7,528
CBRE Group Inc (a)	423,823	7,535	Lynch Repurchase Agreement; 0.09%
Jones Lang LaSalle Inc	163,200	10,546	dated 10/31/11 maturing 11/01/11
		$ 18,081	(collateralized by US Government
			Securities; $7,678,618; 0.00% - 8.13%;
REITS - 94.07%			dated 11/25/11 - 09/15/60)
American Assets Trust Inc	548,340	11,115			$ 22,238
American Campus Communities Inc	88,172	3,433	TOTAL REPURCHASE AGREEMENTS		$ 22,238
Annaly Capital Management Inc	1,127,475	18,998
Apartment Investment & Management Co	2,195,100	54,153	Total Investments		$ 1,736,672
Ashford Hospitality Trust Inc	222,500	1,980	Other Assets in Excess of Liabilities, Net - 0.14%		$ 2,363
AvalonBay Communities Inc	616,970	82,483	TOTAL NET ASSETS - 100.00%		$ 1,739,035
Boston Properties Inc	1,005,231	99,508
BRE Properties Inc	504,173	25,269	(a) Non-Income Producing Security
Camden Property Trust	201,700	12,231
Colonial Properties Trust	1,340,495	27,185
Digital Realty Trust Inc	849,417	52,944
Douglas Emmett Inc	927,348	18,083	Unrealized Appreciation (Depreciation)
DuPont Fabros Technology Inc	1,055,690	21,948	The net federal income tax unrealized appreciation (depreciation) and federal tax
Entertainment Properties Trust	649,400	29,093	cost of investments held as of the period end were as follows:
Equity Lifestyle Properties Inc	454,747	30,072
Equity One Inc	813,300	13,948	Unrealized Appreciation		$ 435,331
Equity Residential	1,792,646	105,192	Unrealized Depreciation		(25,391)
Essex Property Trust Inc	221,389	31,606	Net Unrealized Appreciation (Depreciation)		$ 409,940
Federal Realty Investment Trust	183,558	16,293	Cost for federal income tax purposes		$ 1,326,732
General Growth Properties Inc	3,355,939	49,332
Glimcher Realty Trust	2,453,238	22,472	All dollar amounts are shown in thousands (000's)
HCP Inc	1,708,072	68,067
Health Care REIT Inc	571,638	30,120	Portfolio Summary (unaudited)
Hersha Hospitality Trust	2,137,877	9,428	Sector		Percent
Highwoods Properties Inc	246,200	7,627	Financial		97 .49%
Host Hotels & Resorts Inc	4,863,288	69,399	Consumer, Cyclical		1 .86%
Kimco Realty Corp	831,805	14,532	Consumer, Non-cyclical		0 .51%
LaSalle Hotel Properties	1,108,215	26,497	Other Assets in Excess of Liabilities, Net		0 .14%
Macerich Co/The	210,080	10,454	TOTAL NET ASSETS		100.00%
Mid-America Apartment Communities Inc	62,200	3,881
ProLogis Inc	2,748,784	81,804
PS Business Parks Inc	202,095	10,758
Public Storage Inc	882,970	113,947
Ramco-Gershenson Properties Trust	809,330	7,810
Simon Property Group Inc	1,732,240	222,489
SL Green Realty Corp	755,606	52,129
Taubman Centers Inc	379,481	23,236
Ventas Inc	1,170,547	65,094
Vornado Realty Trust	1,101,803	91,240
		$ 1,635,850
TOTAL COMMON STOCKS		$ 1,695,189
CONVERTIBLE PREFERRED STOCKS -
1.10%	Shares Held	Value (000's)

REITS - 1.10%
Digital Realty Trust Inc	509,800	19,245

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 19,245
	Maturity
REPURCHASE AGREEMENTS - 1.28%	Amount (000's)	Value (000's)

Banks - 1.28%
Investment in Joint Trading Account; Credit	$ 6,686	$ 6,686
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,820,200; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

410

		Schedule of Investments
		SAM Balanced Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.02%
Diversified International Fund (a)	29,227,178	$ 274,735
Equity Income Fund (a)	33,170,886	583,476
Global Diversified Income Fund (a)	4,902,191	63,434
Global Multi-Strategy Fund (a)	2,185,071	21,851
Global Real Estate Securities Fund (a)	2,849,025	20,143
Government & High Quality Bond Fund (a)	37,488,263	422,493
High Yield Fund (a)	12,579,714	96,738
Income Fund (a)	44,651,631	427,316
Inflation Protection Fund (a)	2,297,944	19,877
International Emerging Markets Fund (a)	3,017,800	71,431
LargeCap Blend Fund II (a)	9,065,014	85,936
LargeCap Growth Fund (a),(b)	22,701,316	183,200
LargeCap Growth Fund II (a)	11,129,182	93,374
LargeCap Value Fund (a)	8,955,887	83,469
LargeCap Value Fund III (a)	11,406,558	112,469
MidCap Blend Fund (a)	6,388,850	90,849
MidCap Growth Fund III (a),(b)	2,159,516	22,869
Preferred Securities Fund (a)	7,838,470	75,641
Principal Capital Appreciation Fund (a)	6,109,647	236,077
Real Estate Securities Fund (a)	843,514	14,686
Short-Term Income Fund (a)	5,144,911	61,533
SmallCap Growth Fund I (a),(b)	7,924,527	86,298
SmallCap Value Fund II (a)	4,192,224	37,981
Small-MidCap Dividend Income Fund (a)	5,795,349	55,230
		$ 3,241,106
TOTAL INVESTMENT COMPANIES		$ 3,241,106
Total Investments		$ 3,241,106
Liabilities in Excess of Other Assets, Net - (0.02)%		$ (561)
TOTAL NET ASSETS - 100.00%		$ 3,240,545

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 270,351
Unrealized Depreciation	(37,302)
Net Unrealized Appreciation (Depreciation)	$ 233,049
Cost for federal income tax purposes	$ 3,008,057

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .03%
Fixed Income Funds	34 .06%
International Equity Funds	11 .30%
Specialty Funds	2 .63%
Liabilities in Excess of Other Assets, Net	(0 .02)%
TOTAL NET ASSETS	100.00%

See accompanying notes

411

Schedule of Investments
SAM Balanced Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	13,376,527	$ 161,318	— $	—	13,376,527	$ 161,200	—	$ —
Diversified International Fund	29,471,335	289,075	1,796,249	18,197	2,040,406	20,435	29,227,178	282,138
Equity Income Fund	31,334,087	496,061	8,286,761	141,259	6,449,962	114,690	33,170,886	518,833
Global Diversified Income Fund	—	—	5,366,336	71,356	464,145	6,064	4,902,191	65,067
Global Multi-Strategy Fund	—	—	2,185,071	21,851	—	—	2,185,071	21,851
Global Real Estate Securities Fund	—	—	2,849,025	20,909	—	—	2,849,025	20,909
Government & High Quality Bond	36,437,335	385,064	4,683,514	52,283	3,632,586	40,768	37,488,263	397,468
Fund
High Yield Fund	18,263,114	133,814	1,863,453	14,850	7,546,853	60,675	12,579,714	89,606
Income Fund	38,227,933	341,470	7,655,163	73,220	1,231,465	11,853	44,651,631	402,716
Inflation Protection Fund	—	—	3,551,632	28,850	1,253,688	10,755	2,297,944	18,562
International Emerging Markets Fund	3,109,359	69,886	519,181	13,697	610,740	16,484	3,017,800	67,387
LargeCap Blend Fund II	—	—	9,221,694	86,708	156,680	1,542	9,065,014	85,204
LargeCap Growth Fund	24,015,177	129,990	330,333	2,700	1,644,194	13,353	22,701,316	121,953
LargeCap Growth Fund II	23,290,408	169,371	1,082,364	8,883	13,243,590	106,908	11,129,182	68,010
LargeCap Value Fund	—	—	8,955,887	89,777	—	—	8,955,887	89,777
LargeCap Value Fund III	26,937,564	255,822	745,539	7,701	16,276,545	168,215	11,406,558	98,208
MidCap Blend Fund	6,229,052	53,529	508,836	6,841	349,038	4,903	6,388,850	55,846
MidCap Growth Fund III	—	—	3,290,040	34,146	1,130,524	11,619	2,159,516	22,010
Money Market Fund	7,639	8	—	—	7,639	8	—	—
Preferred Securities Fund	12,585,559	105,752	736,363	7,340	5,483,452	54,930	7,838,470	60,843
Principal Capital Appreciation Fund	4,243,041	125,990	2,133,541	82,236	266,935	10,483	6,109,647	197,730
Real Estate Securities Fund	4,343,431	60,327	64,466	1,056	3,564,383	56,681	843,514	8,931
Short-Term Income Fund	3,805,517	43,716	1,423,095	17,193	83,701	1,008	5,144,911	59,893
SmallCap Growth Fund	8,000,223	38,675	—	—	8,000,223	62,996	—	—
SmallCap Growth Fund I	—	—	8,123,718	83,217	199,191	2,043	7,924,527	80,956
SmallCap Value Fund	4,205,694	64,971	60,611	943	4,266,305	65,274	—	—
SmallCap Value Fund II	—	—	4,481,568	44,584	289,344	2,420	4,192,224	41,604
Small-MidCap Dividend Income Fund	—	—	5,795,349	57,205	—	—	5,795,349	57,205

		$ 2,924,839	$ 987,002			$ 1,005,307		$ 2,932,707

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (118)			$ —
Diversified International Fund		4,383			(4,699)			—
Equity Income Fund		19,307			(3,797)			—
Global Diversified Income Fund		3,902			(225)			131
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		374			—			19
Government & High Quality Bond Fund		17,371			889			—
High Yield Fund		9,551			1,617			1,621
Income Fund		22,426			(121)			—
Inflation Protection Fund		807			467			—
International Emerging Markets Fund		550			288			—
LargeCap Blend Fund II		671			38			—
LargeCap Growth Fund		—			2,616			—
LargeCap Growth Fund II		730			(3,336)			410
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		2,808			2,900			—
MidCap Blend Fund		1,277			379			2,972
MidCap Growth Fund III		—			(517)			—
Money Market Fund		—			—			—
Preferred Securities Fund		5,473			2,681			343
Principal Capital Appreciation Fund		3,781			(13)			6,456
Real Estate Securities Fund		179			4,229			—
Short-Term Income Fund		1,432			(8)			—
SmallCap Growth Fund		—			24,321			—
SmallCap Growth Fund I		—			(218)			—
SmallCap Value Fund		568			(640)			—
SmallCap Value Fund II		—			(560)			—
Small-MidCap Dividend Income Fund		658			—			—
	$ 96,248		$ 26,173			$ 11,952
All dollar amounts are shown in thousands (000's)

See accompanying notes

412

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 99.86%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.86%
Diversified International Fund (a)	5,429,356	$ 51,036
Equity Income Fund (a)	5,193,810	91,359
Global Diversified Income Fund (a)	2,035,259	26,336
Global Multi-Strategy Fund (a)	548,198	5,482
Global Real Estate Securities Fund (a)	585,133	4,137
Government & High Quality Bond Fund (a)	16,356,499	184,338
High Yield Fund (a)	4,577,749	35,203
Income Fund (a)	19,735,511	188,869
Inflation Protection Fund (a)	1,426,174	12,337
International Emerging Markets Fund (a)	481,842	11,405
LargeCap Blend Fund II (a)	2,641,135	25,038
LargeCap Growth Fund (a),(b)	4,322,098	34,879
LargeCap Growth Fund II (a)	2,087,544	17,515
LargeCap Value Fund (a)	2,522,448	23,509
LargeCap Value Fund III (a)	2,385,873	23,525
MidCap Blend Fund (a)	1,092,414	15,534
MidCap Growth Fund III (a),(b)	625,207	6,621
Preferred Securities Fund (a)	3,347,387	32,302
Principal Capital Appreciation Fund (a)	1,370,993	52,975
Real Estate Securities Fund (a)	154,377	2,688
Short-Term Income Fund (a)	3,966,658	47,441
SmallCap Growth Fund I (a),(b)	945,751	10,299
SmallCap Value Fund II (a)	720,453	6,527
Small-MidCap Dividend Income Fund (a)	1,180,355	11,249
		$ 920,604
TOTAL INVESTMENT COMPANIES		$ 920,604
Total Investments		$ 920,604
Other Assets in Excess of Liabilities, Net - 0.14%		$ 1,324
TOTAL NET ASSETS - 100.00%		$ 921,928

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 60,035
Unrealized Depreciation	(8,402)
Net Unrealized Appreciation (Depreciation)	$ 51,633
Cost for federal income tax purposes	$ 868,971

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	54 .29%
Domestic Equity Funds	34 .90%
International Equity Funds	7 .22%
Specialty Funds	3 .45%
Other Assets in Excess of Liabilities, Net	0 .14%
TOTAL NET ASSETS	100.00%

See accompanying notes

413

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	2,545,676	$ 29,554	— $	—	2,545,676	$ 30,691	—	$ —
Diversified International Fund	5,057,990	47,552	549,873	5,612	178,507	1,779	5,429,356	50,860
Equity Income Fund	5,044,965	79,937	841,375	14,374	692,530	12,431	5,193,810	80,881
Global Diversified Income Fund	—	—	2,104,858	28,101	69,599	916	2,035,259	27,149
Global Multi-Strategy Fund	—	—	548,198	5,482	—	—	548,198	5,482
Global Real Estate Securities Fund	—	—	585,133	4,248	—	—	585,133	4,248
Government & High Quality Bond	15,483,759	165,707	2,517,047	27,989	1,644,307	18,447	16,356,499	175,323
Fund
High Yield Fund	6,483,072	48,247	703,522	5,612	2,608,845	21,131	4,577,749	32,870
Income Fund	15,624,829	141,814	4,406,759	42,079	296,077	2,838	19,735,511	181,002
Inflation Protection Fund	—	—	1,656,757	13,482	230,583	1,967	1,426,174	11,569
International Emerging Markets Fund	587,746	11,592	25,985	686	131,889	3,549	481,842	8,882
LargeCap Blend Fund II	—	—	2,725,006	25,701	83,871	796	2,641,135	24,870
LargeCap Growth Fund	4,558,838	25,406	92,453	764	329,193	2,690	4,322,098	23,823
LargeCap Growth Fund II	4,348,369	29,736	1,005,886	8,328	3,266,711	26,358	2,087,544	14,174
LargeCap Value Fund	—	—	2,522,448	25,050	—	—	2,522,448	25,050
LargeCap Value Fund III	4,403,748	41,443	407,826	4,160	2,425,701	25,907	2,385,873	20,968
MidCap Blend Fund	1,024,247	10,342	183,070	2,495	114,903	1,643	1,092,414	11,328
MidCap Growth Fund III	—	—	1,017,460	10,401	392,253	4,047	625,207	6,236
Money Market Fund	8,447	8	—	—	8,447	8	—	—
Preferred Securities Fund	3,115,324	25,725	455,483	4,538	223,420	2,244	3,347,387	28,008
Principal Capital Appreciation Fund	991,380	30,745	441,640	17,077	62,027	2,438	1,370,993	45,353
Real Estate Securities Fund	380,011	3,678	5,642	90	231,276	3,719	154,377	1,365
Short-Term Income Fund	3,424,975	39,880	763,238	9,206	221,555	2,660	3,966,658	46,403
SmallCap Growth Fund	1,385,718	6,960	—	—	1,385,718	10,906	—	—
SmallCap Growth Fund I	—	—	953,487	9,786	7,736	86	945,751	9,707
SmallCap Value Fund	747,673	10,212	68,568	1,067	816,241	12,486	—	—
SmallCap Value Fund II	—	—	720,453	7,199	—	—	720,453	7,199
Small-MidCap Dividend Income Fund	—	—	1,180,355	11,647	—	—	1,180,355	11,647

		$ 748,538	$ 285,174			$ 189,737		$ 854,397

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 1,137			$ —
Diversified International Fund		777			(525)			—
Equity Income Fund		2,926			(999)			—
Global Diversified Income Fund		1,596			(36)			62
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		75			—			4
Government & High Quality Bond Fund		7,084			74			—
High Yield Fund		3,287			142			542
Income Fund		9,229			(53)			—
Inflation Protection Fund		318			54			—
International Emerging Markets Fund		91			153			—
LargeCap Blend Fund II		172			(35)			—
LargeCap Growth Fund		—			343			—
LargeCap Growth Fund II		79			2,468			44
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		600			1,272			—
MidCap Blend Fund		212			134			492
MidCap Growth Fund III		—			(118)			—
Money Market Fund		—			—			—
Preferred Securities Fund		2,119			(11)			116
Principal Capital Appreciation Fund		832			(31)			1,421
Real Estate Securities Fund		34			1,316			—
Short-Term Income Fund		1,234			(23)			—
SmallCap Growth Fund		—			3,946			—
SmallCap Growth Fund I		—			7			—
SmallCap Value Fund		103			1,207			—
SmallCap Value Fund II		—			—			—
Small-MidCap Dividend Income Fund		133			—			—
	$ 30,901		$ 10,422			$ 2,681
All dollar amounts are shown in thousands (000's)

See accompanying notes

414

		Schedule of Investments
	SAM Conservative Growth Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.11%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.11%
Diversified International Fund (a)	26,569,216	$ 249,751
Diversified Real Asset Fund (a)	3,883,434	45,514
Equity Income Fund (a)	27,829,097	489,514
Global Multi-Strategy Fund (a)	1,775,733	17,757
Global Real Estate Securities Fund (a)	3,877,496	27,414
Government & High Quality Bond Fund (a)	10,644,953	119,969
High Yield Fund (a)	5,750,858	44,224
Income Fund (a)	12,597,936	120,562
Inflation Protection Fund (a)	30,767	266
International Emerging Markets Fund (a)	2,448,404	57,954
LargeCap Blend Fund II (a)	7,912,673	75,012
LargeCap Growth Fund (a),(b)	16,888,709	136,292
LargeCap Growth Fund II (a)	10,179,132	85,403
LargeCap Value Fund (a)	11,032,715	102,825
LargeCap Value Fund III (a)	12,979,076	127,974
MidCap Blend Fund (a)	5,659,309	80,475
MidCap Growth Fund III (a),(b)	2,083,603	22,065
Preferred Securities Fund (a)	1,698,843	16,394
Principal Capital Appreciation Fund (a)	5,534,721	213,862
Real Estate Securities Fund (a)	8,469	147
Short-Term Income Fund (a)	1,109,426	13,269
SmallCap Growth Fund I (a),(b)	8,256,115	89,909
SmallCap Value Fund II (a)	4,276,174	38,742
Small-MidCap Dividend Income Fund (a)	5,747,268	54,771
		$ 2,230,065
TOTAL INVESTMENT COMPANIES		$ 2,230,065
Total Investments		$ 2,230,065
Liabilities in Excess of Other Assets, Net - (0.11)%		$ (2,474)
TOTAL NET ASSETS - 100.00%		$ 2,227,591

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 190,427
Unrealized Depreciation	(43,058)
Net Unrealized Appreciation (Depreciation)	$ 147,369
Cost for federal income tax purposes	$ 2,082,696

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	68 .10%
International Equity Funds	15 .04%
Fixed Income Funds	14.13%
Specialty Funds	2 .84%
Liabilities in Excess of Other Assets, Net	(0 .11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

415

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	12,004,481	$ 147,511	4,525 $	53	12,009,006	$ 144,771	—	$ —
Diversified International Fund	26,018,362	269,341	3,235,567	32,201	2,684,713	26,941	26,569,216	267,706
Diversified Real Asset Fund	—	—	4,346,415	48,453	462,981	5,430	3,883,434	43,175
Equity Income Fund	28,046,699	445,612	4,585,536	78,437	4,803,138	85,567	27,829,097	435,596
Global Multi-Strategy Fund	—	—	1,775,733	17,757	—	—	1,775,733	17,757
Global Real Estate Securities Fund	—	—	3,877,496	28,629	—	—	3,877,496	28,629
Government & High Quality Bond	11,451,326	120,285	970,034	10,797	1,776,407	19,884	10,644,953	111,663
Fund
High Yield Fund	8,320,991	59,899	853,774	6,799	3,423,907	27,466	5,750,858	40,426
Income Fund	11,136,944	98,474	2,156,819	20,672	695,827	6,664	12,597,936	112,393
Inflation Protection Fund	—	—	60,759	497	29,992	257	30,767	251
International Emerging Markets Fund	2,879,813	71,702	70,803	1,870	502,212	13,481	2,448,404	60,327
LargeCap Blend Fund II	—	—	8,219,427	77,028	306,754	3,027	7,912,673	74,089
LargeCap Growth Fund	20,089,492	112,839	183,602	1,547	3,384,385	27,249	16,888,709	92,955
LargeCap Growth Fund II	19,044,671	137,031	527,506	4,420	9,393,045	75,865	10,179,132	66,374
LargeCap Value Fund	—	—	11,032,715	111,259	—	—	11,032,715	111,259
LargeCap Value Fund III	29,250,558	284,285	692,237	7,098	16,963,719	177,199	12,979,076	118,430
MidCap Blend Fund	7,339,768	64,061	491,204	6,580	2,171,663	31,268	5,659,309	47,663
MidCap Growth Fund III	—	—	3,512,171	35,082	1,428,568	14,721	2,083,603	20,693
Money Market Fund	191,086	191	153,051	153	344,137	344	—	—
Preferred Securities Fund	3,794,404	31,943	200,795	2,001	2,296,356	23,028	1,698,843	12,384
Principal Capital Appreciation Fund	4,332,975	131,555	1,663,827	64,727	462,081	18,359	5,534,721	177,916
Real Estate Securities Fund	3,574,967	52,136	13,316	219	3,579,814	57,874	8,469	139
Short-Term Income Fund	1,139,247	13,186	116,106	1,401	145,927	1,750	1,109,426	12,828
SmallCap Growth Fund	6,828,563	33,246	—	—	6,828,563	54,512	—	—
SmallCap Growth Fund I	—	—	8,860,611	91,465	604,496	6,473	8,256,115	84,798
SmallCap Value Fund	3,670,163	59,684	46,317	720	3,716,480	56,812	—	—
SmallCap Value Fund II	—	—	4,679,799	46,347	403,625	3,421	4,276,174	42,192
Small-MidCap Dividend Income Fund	—	—	5,747,268	56,940	—	—	5,747,268	56,940

		$ 2,132,981	$ 753,152			$ 882,363		$ 2,036,583

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (2,793)			$ —
Diversified International Fund		4,097			(6,895)			—
Diversified Real Asset Fund		230			152			6
Equity Income Fund		15,973			(2,886)			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		532			—			27
Government & High Quality Bond Fund		5,198			465			—
High Yield Fund		4,492			1,194			783
Income Fund		6,436			(89)			—
Inflation Protection Fund		4			11			—
International Emerging Markets Fund		444			236			—
LargeCap Blend Fund II		582			88			—
LargeCap Growth Fund		—			5,818			—
LargeCap Growth Fund II		705			788			399
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		3,513			4,246			—
MidCap Blend Fund		1,508			8,290			3,515
MidCap Growth Fund III		—			332			—
Money Market Fund		—			—			—
Preferred Securities Fund		1,410			1,468			97
Principal Capital Appreciation Fund		3,369			(7)			5,770
Real Estate Securities Fund		80			5,658			—
Short-Term Income Fund		384			(9)			—
SmallCap Growth Fund		—			21,266			—
SmallCap Growth Fund I		—			(194)			—
SmallCap Value Fund		492			(3,592)			—
SmallCap Value Fund II		—			(734)			—
Small-MidCap Dividend Income Fund		656			—			—
	$ 50,105		$ 32,813			$ 10,597
All dollar amounts are shown in thousands (000's)

See accompanying notes

416

		Schedule of Investments
		SAM Flexible Income Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 99.67%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.67%
Diversified International Fund (a)	3,071,775	$ 28,875
Equity Income Fund (a)	4,845,815	85,238
Global Diversified Income Fund (a)	4,851,856	62,783
Global Real Estate Securities Fund (a)	1,964,953	13,892
Government & High Quality Bond Fund (a)	23,668,688	266,746
High Yield Fund (a)	6,148,392	47,281
Income Fund (a)	29,103,290	278,519
International Emerging Markets Fund (a)	346,135	8,193
LargeCap Blend Fund II (a)	2,035,267	19,294
LargeCap Growth Fund (a),(b)	1,641,546	13,247
LargeCap Growth Fund II (a)	2,416,684	20,276
LargeCap Value Fund (a)	2,235,847	20,838
LargeCap Value Fund III (a)	2,129,703	20,999
MidCap Blend Fund (a)	1,114,712	15,851
Preferred Securities Fund (a)	6,360,048	61,375
Principal Capital Appreciation Fund (a)	534,895	20,668
Real Estate Securities Fund (a)	559,098	9,734
Short-Term Income Fund (a)	7,609,360	91,008
SmallCap Growth Fund I (a),(b)	504,011	5,489
Small-MidCap Dividend Income Fund (a)	3,033,707	28,911
		$ 1,119,217
TOTAL INVESTMENT COMPANIES		$ 1,119,217
Total Investments		$ 1,119,217
Other Assets in Excess of Liabilities, Net - 0.33%		$ 3,753
TOTAL NET ASSETS - 100.00%		$ 1,122,970

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 67,417
Unrealized Depreciation	(9,187)
Net Unrealized Appreciation (Depreciation)	$ 58,230
Cost for federal income tax purposes	$ 1,060,987

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	66 .33%
Domestic Equity Funds	23 .21%
Specialty Funds	5 .59%
International Equity Funds	4 .54%
Other Assets in Excess of Liabilities, Net	0 .33%
TOTAL NET ASSETS	100.00%

See accompanying notes

417

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,899,634	$ 19,862	— $	—	1,899,634	$ 22,912	—	$ —
Diversified International Fund	3,978,901	44,164	198,950	2,048	1,106,076	11,115	3,071,775	28,734
Equity Income Fund	4,043,722	60,130	1,402,894	23,840	600,801	10,810	4,845,815	73,506
Global Diversified Income Fund	—	—	5,030,274	67,176	178,418	2,331	4,851,856	64,740
Global Real Estate Securities Fund	—	—	1,975,546	14,505	10,593	79	1,964,953	14,425
Government & High Quality Bond	21,026,091	224,454	4,116,727	45,742	1,474,130	16,535	23,668,688	254,283
Fund
High Yield Fund	9,447,743	67,855	1,052,482	8,411	4,351,833	35,125	6,148,392	42,257
Income Fund	22,444,813	201,892	7,193,918	68,661	535,441	5,141	29,103,290	265,333
International Emerging Markets Fund	375,974	9,129	38,120	950	67,959	1,762	346,135	7,691
LargeCap Blend Fund II	—	—	2,100,115	19,879	64,848	595	2,035,267	19,228
LargeCap Growth Fund	2,879,800	14,829	339,086	2,824	1,577,340	12,485	1,641,546	8,948
LargeCap Growth Fund II	2,711,017	17,990	1,194,369	9,573	1,488,702	11,963	2,416,684	16,376
LargeCap Value Fund	—	—	2,235,847	22,004	—	—	2,235,847	22,004
LargeCap Value Fund III	5,214,852	47,459	318,814	3,238	3,403,963	35,165	2,129,703	17,096
MidCap Blend Fund	1,113,186	9,857	57,274	762	55,748	789	1,114,712	9,887
Money Market Fund	9,787	10	—	—	9,787	10	—	—
Preferred Securities Fund	6,143,774	49,403	1,040,597	10,287	824,323	8,364	6,360,048	51,434
Principal Capital Appreciation Fund	270,053	6,828	268,203	10,537	3,361	130	534,895	17,234
Real Estate Securities Fund	714,613	9,204	285,093	4,575	440,608	7,758	559,098	6,840
Short-Term Income Fund	6,735,762	78,381	1,461,716	17,626	588,118	7,128	7,609,360	89,085
SmallCap Growth Fund	940,455	4,295	—	—	940,455	7,405	—	—
SmallCap Growth Fund I	—	—	504,011	5,351	—	—	504,011	5,351
SmallCap Value Fund	548,198	7,781	3,612	55	551,810	8,214	—	—
Small-MidCap Dividend Income Fund	—	—	3,033,707	29,911	—	—	3,033,707	29,911

		$ 873,523	$ 367,955			$ 205,816		$ 1,044,363

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 3,050			$ —
Diversified International Fund		430			(6,363)			—
Equity Income Fund		2,686			346			—
Global Diversified Income Fund		3,770			(105)			139
Global Real Estate Securities Fund		245			(1)			12
Government & High Quality Bond Fund		10,029			622			—
High Yield Fund		4,723			1,116			805
Income Fund		13,614			(79)			—
International Emerging Markets Fund		58			(626)			—
LargeCap Blend Fund II		119			(56)			—
LargeCap Growth Fund		—			3,780			—
LargeCap Growth Fund II		89			776			50
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		521			1,564			—
MidCap Blend Fund		229			57			533
Money Market Fund		—			—			—
Preferred Securities Fund		4,062			108			227
Principal Capital Appreciation Fund		214			(1)			365
Real Estate Securities Fund		179			819			—
Short-Term Income Fund		2,303			206			—
SmallCap Growth Fund		—			3,110			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Fund		55			378			—
Small-MidCap Dividend Income Fund		346			—			—
	$ 43,672		$ 8,701			$ 2,131
All dollar amounts are shown in thousands (000's)

See accompanying notes

418

		Schedule of Investments
		SAM Strategic Growth Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.26%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.26%
Diversified International Fund (a)	19,130,672	$ 179,828
Equity Income Fund (a)	17,832,861	313,680
Global Real Estate Securities Fund (a)	4,051,569	28,645
Government & High Quality Bond Fund (a)	711,182	8,015
International Emerging Markets Fund (a)	2,406,698	56,967
LargeCap Blend Fund II (a)	8,117,457	76,954
LargeCap Growth Fund (a),(b)	13,697,471	110,539
LargeCap Growth Fund II (a)	7,441,699	62,436
LargeCap Value Fund (a)	5,994,361	55,867
LargeCap Value Fund III (a)	7,463,816	73,593
MidCap Blend Fund (a)	4,353,257	61,903
MidCap Growth Fund III (a),(b)	4,660,744	49,357
Principal Capital Appreciation Fund (a)	4,518,699	174,603
Real Estate Securities Fund (a)	317,875	5,534
SmallCap Growth Fund I (a),(b)	6,898,290	75,122
SmallCap Value Fund II (a)	4,432,466	40,158
Small-MidCap Dividend Income Fund (a)	4,128,828	39,348
		$ 1,412,549
TOTAL INVESTMENT COMPANIES		$ 1,412,549
Total Investments		$ 1,412,549
Liabilities in Excess of Other Assets, Net - (0.26)%		$ (3,663)
TOTAL NET ASSETS - 100.00%		$ 1,408,886

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 119,278
Unrealized Depreciation	(31,568)
Net Unrealized Appreciation (Depreciation)	$ 87,710
Cost for federal income tax purposes	$ 1,324,839

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	80 .85%
International Equity Funds	18 .84%
Fixed Income Funds	0 .57%
Liabilities in Excess of Other Assets, Net	(0 .26)%
TOTAL NET ASSETS	100.00%

See accompanying notes

419

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	10,694,836	$ 139,798	2,348 $	28	10,697,184	$ 128,956	—	$ —
Diversified International Fund	19,719,747	204,453	1,238,393	12,534	1,827,468	18,207	19,130,672	193,027
Equity Income Fund	18,693,092	305,244	2,066,638	35,620	2,926,869	51,920	17,832,861	283,407
Global Real Estate Securities Fund	—	—	4,387,907	31,612	336,338	2,551	4,051,569	29,085
Government & High Quality Bond	—	—	722,028	8,102	10,846	120	711,182	7,980
Fund
High Yield Fund	7,616,428	56,212	55,778	455	7,672,206	62,601	—	—
International Emerging Markets Fund	2,016,079	45,506	730,250	19,057	339,631	9,076	2,406,698	55,564
LargeCap Blend Fund II	—	—	8,672,391	80,084	554,934	5,178	8,117,457	74,697
LargeCap Growth Fund	13,669,369	79,029	1,518,598	12,021	1,490,496	12,085	13,697,471	79,249
LargeCap Growth Fund II	12,887,836	94,574	312,701	2,602	5,758,838	46,846	7,441,699	48,428
LargeCap Value Fund	—	—	5,994,361	60,444	—	—	5,994,361	60,444
LargeCap Value Fund III	21,187,285	201,366	398,821	4,051	14,122,290	145,178	7,463,816	62,698
MidCap Blend Fund	5,218,779	46,408	343,044	4,586	1,208,566	17,332	4,353,257	38,021
MidCap Growth Fund III	—	—	5,405,231	55,078	744,487	7,930	4,660,744	47,149
Money Market Fund	23,392	23	—	—	23,392	23	—	—
Principal Capital Appreciation Fund	3,128,190	96,315	2,073,849	80,267	683,340	26,886	4,518,699	149,799
Real Estate Securities Fund	2,567,452	37,695	39,027	631	2,288,604	36,916	317,875	3,258
Short-Term Income Fund	6,590	73	17	—	6,607	80	—	—
SmallCap Growth Fund	5,310,965	27,976	—	—	5,310,965	41,757	—	—
SmallCap Growth Fund I	—	—	7,139,562	73,737	241,272	2,652	6,898,290	71,070
SmallCap Value Fund	2,721,532	44,728	37,998	585	2,759,530	42,249	—	—
SmallCap Value Fund II	—	—	4,830,237	46,491	397,771	3,385	4,432,466	42,418
Small-MidCap Dividend Income Fund	—	—	4,128,828	40,835	—	—	4,128,828	40,835

		$ 1,379,400	$ 568,820			$ 661,928		$ 1,287,129

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (10,870)			$ —
Diversified International Fund		2,939			(5,753)			—
Equity Income Fund		10,215			(5,537)			—
Global Real Estate Securities Fund		599			24			26
Government & High Quality Bond Fund		284			(2)			—
High Yield Fund		202			5,934			—
International Emerging Markets Fund		417			77			—
LargeCap Blend Fund II		618			(209)			—
LargeCap Growth Fund		—			284			—
LargeCap Growth Fund II		518			(1,902)			350
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		1,911			2,459			—
MidCap Blend Fund		1,066			4,359			2,487
MidCap Growth Fund III		—			1			—
Money Market Fund		—			—			—
Principal Capital Appreciation Fund		3,066			103			4,738
Real Estate Securities Fund		118			1,848			—
Short-Term Income Fund		—			7			—
SmallCap Growth Fund		—			13,781			—
SmallCap Growth Fund I		—			(15)			—
SmallCap Value Fund		361			(3,064)			—
SmallCap Value Fund II		65			(688)			—
Small-MidCap Dividend Income Fund		471			—			—
	$ 22,850		$ 837			$ 7,601
All dollar amounts are shown in thousands (000's)

See accompanying notes

420

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS - 96.59%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Apparel - 0.48%			Banks (continued)
VF Corp			Wells Fargo & Co
1.06%, 08/23/2013(a)	$ 5,500	$ 5,496	0.62%, 10/28/2015(a)	$ 7,250	$ 6,793
			3.68%, 06/15/2016(a)	4,500	4,727
			4.38%, 01/31/2013	5,500	5,720
Automobile Asset Backed Securities - 0.09%			Westpac Banking Corp
Bank of America Auto Trust
2.67%, 07/15/2013(b)	66	66	2.25%, 11/19/2012	6,950	7,052
Nissan Auto Lease Trust			3.00%, 08/04/2015	8,000	8,139
1.39%, 01/15/2016	527	528			$ 256,867
Nissan Auto Receivables Owner Trust			Biotechnology - 0.80%
4.28%, 07/15/2013	422	425	Amgen Inc
		$ 1,019	2.30%, 06/15/2016	9,000	9,239

Automobile Floor Plan Asset Backed Securities - 0.02%
Nissan Master Owner Trust Receivables			Chemicals - 3.10%
1.39%, 01/15/2015(a),(b)	230	232	Air Products & Chemicals Inc
			4.15%, 02/01/2013	1,750	1,827
			Airgas Inc
Automobile Manufacturers - 0.91%			3.25%, 10/01/2015	12,000	12,329
Daimler Finance North America LLC
1.88%, 09/15/2014(b)	10,500	10,395	Dow Chemical Co/The
			7.60%, 05/15/2014	10,500	11,915
			EI du Pont de Nemours & Co
Banks - 22.37%			5.00%, 07/15/2013	2,500	2,678
American Express Bank FSB			PPG Industries Inc
5.50%, 04/16/2013	4,150	4,387	5.75%, 03/15/2013	6,500	6,898
Australia & New Zealand Banking Group Ltd					$ 35,647
3.70%, 01/13/2015(b)	5,750	5,971
Bank of America Corp			Commercial Services - 0.56%
4.50%, 04/01/2015	5,250	5,183	Western Union Co/The
4.88%, 01/15/2013	5,000	5,051	5.40%, 11/17/2011	5,000	5,009
Bank of New York Mellon Corp/The			Yale University
2.95%, 06/18/2015	13,060	13,585	2.90%, 10/15/2014	1,330	1,413
Barclays Bank PLC					$ 6,422
2.50%, 01/23/2013	2,100	2,103	Computers - 1.13%
5.20%, 07/10/2014	7,500	7,919	Hewlett-Packard Co
Capital One Financial Corp			1.25%, 09/13/2013	3,500	3,515
2.13%, 07/15/2014	6,000	5,992	4.25%, 02/24/2012	4,000	4,048
Citigroup Inc			International Business Machines Corp
4.75%, 05/19/2015	2,000	2,082	2.10%, 05/06/2013	5,250	5,371
5.50%, 08/27/2012	3,050	3,132			$ 12,934
6.00%, 12/13/2013	10,000	10,585
6.01%, 01/15/2015	2,500	2,688	Diversified Financial Services - 10.95%
6.50%, 08/19/2013	8,000	8,475	American Express Credit Corp
Commonwealth Bank of Australia			5.88%, 05/02/2013	7,000	7,444
2.13%, 03/17/2014(b)	7,250	7,327	American Honda Finance Corp
3.75%, 10/15/2014(b)	12,500	13,154	1.63%, 09/20/2013(b)	4,500	4,524
Goldman Sachs Group Inc/The			4.63%, 04/02/2013(b)	7,500	7,832
3.70%, 08/01/2015	5,500	5,498	Caterpillar Financial Services Corp
5.25%, 10/15/2013	9,500	9,899	2.05%, 08/01/2016	4,500	4,553
6.00%, 05/01/2014	6,000	6,375	Countrywide Financial Corp
HSBC Bank PLC			5.80%, 06/07/2012	8,000	8,081
3.50%, 06/28/2015(b)	13,500	13,930	ERAC USA Finance LLC
ING Bank NV			2.25%, 01/10/2014(b)	4,750	4,775
2.38%, 06/09/2014(b)	6,000	6,024	2.75%, 07/01/2013(b)	5,500	5,561
4.00%, 03/15/2016(b)	15,250	15,612	5.60%, 05/01/2015(b)	3,750	4,143
JP Morgan Chase & Co			FMR LLC
3.70%, 01/20/2015	8,400	8,751	4.75%, 03/01/2013(b)	14,500	14,992
4.75%, 03/01/2015	5,000	5,357	FUEL Trust
5.38%, 10/01/2012	5,250	5,474	3.98%, 06/15/2016(b)	14,500	14,339
Lloyds TSB Bank PLC			General Electric Capital Corp
4.88%, 01/21/2016	15,000	15,422	0.59%, 01/08/2016(a)	12,000	11,163
Morgan Stanley			1.23%, 01/07/2014(a)	4,000	3,955
2.88%, 01/24/2014	8,000	7,791	2.80%, 01/08/2013	5,250	5,355
6.00%, 05/13/2014	8,500	8,831	2.95%, 05/09/2016	4,500	4,555
6.00%, 04/28/2015	4,500	4,743	3.50%, 06/29/2015	3,500	3,649
Santander US Debt SA Unipersonal			Jefferies Group Inc
2.49%, 01/18/2013(b)	4,750	4,627	3.88%, 11/09/2015	6,500	6,214
Wachovia Corp			MassMutual Global Funding II
0.62%, 06/15/2017(a)	9,500	8,468	2.30%, 09/28/2015(b)	6,500	6,534
			2.88%, 04/21/2014(b)	7,000	7,219

See accompanying notes

421

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)			Home Equity Asset Backed Securities (continued)
Toyota Motor Credit Corp			Residential Asset Securities Corp
3.20%, 06/17/2015	$ 750	$ 792	4.47%, 03/25/2032	$ 641	$ 633
		$ 125,680	4.59%, 08/25/2031	103	101
			Wells Fargo Home Equity Trust
Electric - 2.51%			0.66%, 05/25/2034(a)	1,408	1,221
Commonwealth Edison Co			5.00%, 05/25/2034	11,500	11,398
4.70%, 04/15/2015	1,500	1,647			$ 70,355
5.40%, 12/15/2011	4,500	4,524
5.95%, 08/15/2016	2,750	3,214	Insurance - 6.84%
LG&E and KU Energy LLC			Aspen Insurance Holdings Ltd
2.13%, 11/15/2015	2,500	2,454	6.00%, 08/15/2014	4,750	5,013
Nisource Finance Corp			Berkshire Hathaway Finance Corp
6.15%, 03/01/2013	4,250	4,505	1.50%, 01/10/2014	4,500	4,571
Oncor Electric Delivery Co LLC			Berkshire Hathaway Inc
5.95%, 09/01/2013	8,750	9,439	2.13%, 02/11/2013	7,750	7,903
6.38%, 05/01/2012	3,000	3,077	2.20%, 08/15/2016	8,000	8,142
		$ 28,860	MetLife Inc
			2.38%, 02/06/2014	5,500	5,642
Environmental Control - 0.07%			Metropolitan Life Global Funding I
Waste Management Inc			2.50%, 01/11/2013(b)	10,750	10,926
2.60%, 09/01/2016	750	762	2.88%, 09/17/2012(b)	1,500	1,523
			5.13%, 04/10/2013(b)	3,500	3,679
Finance - Mortgage Loan/Banker - 1.18%			5.13%, 06/10/2014(b)	5,000	5,405
Freddie Mac			New York Life Global Funding
1.00%, 08/27/2014	7,500	7,560	2.25%, 12/14/2012(b)	7,250	7,361
1.13%, 07/27/2012	6,000	6,036	3.00%, 05/04/2015(b)	3,750	3,894
		$ 13,596	4.65%, 05/09/2013(b)	3,250	3,420
			5.25%, 10/16/2012(b)	4,500	4,694
Food - 0.80%			Prudential Financial Inc
Corn Products International Inc			3.63%, 09/17/2012	4,250	4,344
3.20%, 11/01/2015	6,500	6,682	4.50%, 07/15/2013	1,000	1,050
Sara Lee Corp			5.15%, 01/15/2013	950	992
2.75%, 09/15/2015	2,500	2,531			$ 78,559
		$ 9,213
			Iron & Steel - 1.72%
Gas - 0.97%			ArcelorMittal
Florida Gas Transmission Co LLC			3.75%, 03/01/2016	6,500	6,403
4.00%, 07/15/2015(b)	6,000	6,325
			5.38%, 06/01/2013	4,500	4,691
Sempra Energy			Nucor Corp
6.00%, 02/01/2013	4,500	4,762	5.00%, 12/01/2012	8,300	8,663
		$ 11,087			$ 19,757

Home Equity Asset Backed Securities - 6.13%			Manufactured Housing Asset Backed Securities - 0.01%
ACE Securities Corp			Green Tree Financial Corp
0.58%, 05/25/2035(a)	6,544	5,635
0.69%, 04/25/2035(a)	6,175	5,998	7.70%, 09/15/2026	120	129
Aegis Asset Backed Securities Trust
0.72%, 03/25/2035(a)	3,989	3,901	Media - 0.82%
Asset Backed Funding Certificates			DIRECTV Holdings LLC / DIRECTV
0.60%, 07/25/2035(a)	1,596	1,494	Financing Co Inc
Bayview Financial Acquisition Trust			3.55%, 03/15/2015	5,500	5,767
0.48%, 11/28/2036(a)	141	135	Time Warner Cable Inc
0.88%, 05/28/2044(a)	5,222	4,787	5.40%, 07/02/2012	3,500	3,603
5.66%, 12/28/2036(a)	1,365	1,333			$ 9,370
6.04%, 11/28/2036	2,505	2,491	Mining - 1.23%
Bear Stearns Asset Backed Securities Trust			Anglo American Capital PLC
0.57%, 12/25/2035(a)	8,400	6,625
			2.15%, 09/27/2013(b)	6,500	6,493
Home Equity Asset Trust			Barrick Gold Corp
0.67%, 10/25/2035(a)	661	655
0.71%, 10/25/2035(a)	4,725	3,364	1.75%, 05/30/2014	4,500	4,566
			Teck Resources Ltd
Mastr Asset Backed Securities Trust			3.15%, 01/15/2017	3,000	3,046
0.49%, 10/25/2035(a)	1,829	1,741
2.94%, 05/25/2033(a)	3,213	2,824			$ 14,105
Morgan Stanley ABS Capital I			Mortgage Backed Securities - 9.04%
0.99%, 01/25/2035(a)	3,377	3,320	Banc of America Alternative Loan Trust
New Century Home Equity Loan Trust			5.00%, 12/25/2018	1,813	1,832
0.72%, 07/25/2035(a)	8,000	6,566	Banc of America Funding Corp
4.76%, 11/25/2033	120	118	4.75%, 09/25/2019	2,920	2,983
Residential Asset Mortgage Products Inc			5.00%, 06/25/2035(a)	1,768	1,752
0.65%, 09/25/2035(a)	6,957	6,015	Banc of America Mortgage Securities Inc
			4.75%, 02/25/2035	806	798

See accompanying notes

422

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Banc of America Mortgage Securities Inc			Residential Accredit Loans Inc
(continued)			5.00%, 12/26/2018	$ 6,031	$ 6,140
5.00%, 01/25/2019	$ 2,459	$ 2,546	5.00%, 03/25/2019	2,902	2,940
5.00%, 03/25/2020	3,012	3,013	5.50%, 08/25/2033	1,667	1,703
5.00%, 08/25/2020	1,532	1,538	6.00%, 11/25/2032	296	298
5.00%, 05/25/2034	814	816	Residential Asset Securitization Trust
5.25%, 10/25/2019	1,147	1,172	4.75%, 02/25/2019	3,351	3,380
5.25%, 10/25/2034	436	436	WaMu Mortgage Pass Through Certificates
BCAP LLC Trust			5.00%, 09/25/2018	913	937
5.25%, 06/26/2037(b)	1,428	1,429	Wells Fargo Mortgage Backed Securities
Bear Stearns Alt-A Trust			Trust
0.52%, 07/25/2035(a)	23	16	4.50%, 08/25/2018	1,636	1,677
Bear Stearns Commercial Mortgage			4.75%, 11/25/2018	881	910
Securities			4.75%, 12/25/2018	749	765
7.00%, 05/20/2030	3,728	3,802	5.00%, 11/25/2020	251	261
Cendant Mortgage Corp			5.50%, 05/25/2035	1,024	1,013
4.96%, 06/25/2034(a)	1,295	1,327			$ 103,811
Chase Mortgage Finance Corp
5.50%, 05/25/2035	521	516	Oil & Gas - 5.28%
Citicorp Mortgage Securities Inc			BG Energy Capital PLC
			2.88%, 10/15/2016(b)	3,000	3,083
4.50%, 09/25/2034(a)	1,259	1,265
5.25%, 02/25/2035	971	966	BP Capital Markets PLC
Countrywide Alternative Loan Trust			3.13%, 10/01/2015	4,000	4,189
6.00%, 02/25/2017	1,781	1,820	3.63%, 05/08/2014	10,000	10,569
Countrywide Asset-Backed Certificates			5.25%, 11/07/2013	8,000	8,646
0.52%, 11/25/2035(a)	38	35	Ensco PLC
Countrywide Home Loan Mortgage Pass			3.25%, 03/15/2016	10,250	10,497
Through Trust			Petrobras International Finance Co - Pifco
4.50%, 01/25/2019(a)	1,634	1,661	3.88%, 01/27/2016	8,250	8,442
4.50%, 08/25/2033	1,424	1,436	Shell International Finance BV
4.75%, 01/25/2019	1,633	1,670	3.10%, 06/28/2015	10,000	10,647
4.75%, 01/25/2019	2,609	2,667	Total Capital SA
5.00%, 11/25/2018	4,655	4,785	3.00%, 06/24/2015	4,250	4,509
5.00%, 09/25/2019	2,058	2,110			$ 60,582
5.00%, 06/25/2034	1,206	1,207	Oil & Gas Services - 1.48%
5.00%, 08/25/2034	963	963	Schlumberger Investment SA
5.25%, 10/25/2034	1,276	1,309	1.95%, 09/14/2016(b)	6,500	6,521
Credit Suisse First Boston Mortgage Securities			Weatherford International Ltd/Bermuda
Corp			5.50%, 02/15/2016	9,500	10,484
1.20%, 05/25/2034(a)	933	819			$ 17,005
5.00%, 09/25/2019	348	347
5.00%, 10/25/2019	2,439	2,454	Other Asset Backed Securities - 2.67%
Fannie Mae			Ameriquest Mortgage Securities Inc
0.49%, 03/25/2035(a)	41	41	0.44%, 08/25/2035(a)	1,480	1,388
0.54%, 02/25/2032(a)	47	46	Carrington Mortgage Loan Trust
6.00%, 02/25/2031	2,424	2,436	0.52%, 12/25/2035(a)	475	454
Freddie Mac			Citigroup Mortgage Loan Trust Inc
0.64%, 07/15/2023(a)	238	238	0.67%, 07/25/2035(a)	1,000	829
0.69%, 06/15/2023(a)	109	110	Countrywide Asset-Backed Certificates
6.00%, 09/15/2029	531	532	0.64%, 08/25/2034(a)	375	371
Ginnie Mae			0.75%, 11/25/2035(a)	11,345	10,578
4.50%, 08/20/2032	572	610	0.89%, 12/25/2034(a)	5,399	5,244
GMAC Mortgage Corp Loan Trust			Credit-Based Asset Servicing and
5.25%, 07/25/2034	736	746	Securitization LLC
GSR Mortgage Loan Trust			5.33%, 08/25/2035(a)	2,915	2,877
0.54%, 03/25/2035(a)	1,990	1,966	First Franklin Mortgage Loan Asset Backed
5.00%, 08/25/2019	2,013	2,043	Certificates
JP Morgan Mortgage Trust			0.52%, 10/25/2035(a)	4,629	4,391
5.00%, 09/25/2034	8,456	8,704	Mastr Specialized Loan Trust
MASTR Alternative Loans Trust			1.49%, 11/25/2034(a),(b)	3,800	3,159
6.50%, 01/25/2019	1,266	1,336	Merrill Lynch First Franklin Mortgage Loan
MASTR Asset Securitization Trust			Trust
0.74%, 01/25/2034(a)	265	265	0.94%, 10/25/2037(a)	933	918
5.00%, 12/25/2019	382	395	Securitized Asset Backed Receivables LLC
5.25%, 12/25/2033	8,652	8,807	Trust
Prime Mortgage Trust			0.54%, 10/25/2035(a)	469	415
4.75%, 11/25/2019	639	657			$ 30,624
5.25%, 07/25/2020(a)	5,305	5,365

See accompanying notes

423

Schedule of Investments Short-Term Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Pharmaceuticals - 2.40%			Student Loan Asset Backed Securities - 0.03%
Abbott Laboratories			SLM Student Loan Trust
2.70%, 05/27/2015	$ 8,500	$ 8,904	1.52%, 10/25/2016(a)	$ 403	$ 406
Novartis Capital Corp
2.90%, 04/24/2015	4,500	4,779
Pfizer Inc			Telecommunications - 2.51%
			AT&T Inc
4.45%, 03/15/2012	9,250	9,382	2.40%, 08/15/2016	2,500	2,556
Sanofi			2.50%, 08/15/2015	4,000	4,115
1.20%, 09/30/2014	4,500	4,545	2.95%, 05/15/2016	4,000	4,180
		$ 27,610	4.95%, 01/15/2013	4,250	4,457
Pipelines - 0.83%			Verizon Communications Inc
Enterprise Products Operating LLC			3.00%, 04/01/2016	5,750	6,051
3.70%, 06/01/2015	4,750	5,010	Verizon New Jersey Inc
Plains All American Pipeline LP / PAA			5.88%, 01/17/2012	7,350	7,427
Finance Corp					$ 28,786

3.95%, 09/15/2015	4,250	4,531	Textiles - 0.42%
		$ 9,541	Mohawk Industries Inc
Publicly Traded Investment Fund - 0.07%			7.20%, 04/15/2012	4,750	4,845
CDP Financial Inc
3.00%, 11/25/2014(b)	750	781
			Transportation - 0.39%
			United Parcel Service Inc
Real Estate - 1.10%			4.50%, 01/15/2013	4,250	4,450
WCI Finance LLC / WEA Finance LLC
5.40%, 10/01/2012(b)	6,000	6,175	TOTAL BONDS		$ 1,108,948
WT Finance Aust Pty Ltd / Westfield Capital /				Principal
WEA Finance LLC			MUNICIPAL BONDS - 0.64%	Amount (000's)	Value (000's)
5.13%, 11/15/2014(b)	6,000	6,418
		$ 12,593	Florida - 0.24%
			Florida Housing Finance Corp
REITS - 6.30%			0.23%, 01/15/2035	$ 980	$ 980
Arden Realty LP			0.58%, 06/15/2036	1,675	1,675
5.25%, 03/01/2015	8,250	8,745			$ 2,655
AvalonBay Communities Inc
5.50%, 01/15/2012	8,500	8,568	New Hampshire - 0.13%
BioMed Realty LP			New Hampshire Housing Finance
3.85%, 04/15/2016	6,500	6,393	Authority FANNIE MAE
Duke Realty LP			0.23%, 04/15/2016	1,500	1,500
6.25%, 05/15/2013	6,750	7,101
ERP Operating LP			New York - 0.11%
5.50%, 10/01/2012	4,000	4,137	Housing Development Corp/NY FANNIE
6.63%, 03/15/2012	7,435	7,581	MAE
HCP Inc			0.17%, 11/15/2031	1,300	1,300
2.70%, 02/01/2014	1,600	1,586
Health Care REIT Inc
5.88%, 05/15/2015	5,500	5,825	Ohio - 0.12%
6.00%, 11/15/2013	8,000	8,403	City of Cleveland OH
Healthcare Realty Trust Inc			0.15%, 01/01/2020	1,340	1,340
5.13%, 04/01/2014	4,000	4,133
Nationwide Health Properties Inc			Tennessee - 0.04%
6.25%, 02/01/2013	6,500	6,767	Johnson City Health & Educational Facilities
8.25%, 07/01/2012	3,000	3,086	Board
		$ 72,325	0.23%, 07/01/2033	505	505

Retail - 1.20%			TOTAL MUNICIPAL BONDS		$ 7,300
Wal-Mart Stores Inc
1.50%, 10/25/2015	4,000	4,059	U.S. GOVERNMENT & GOVERNMENT	Principal
1.63%, 04/15/2014	4,000	4,102	AGENCY OBLIGATIONS - 0.47%	Amount (000's)	Value (000's)
2.88%, 04/01/2015	1,750	1,864	Federal Home Loan Mortgage Corporation (FHLMC) -
3.20%, 05/15/2014	3,500	3,717	0.06%
			2.31%, 11/01/2021(a),(d)	$ 13	$ 13
		$ 13,742	2.47%, 09/01/2035(a),(d)	202	213
Savings & Loans - 0.00%			6.00%, 04/01/2017(d)	87	94
Washington Mutual Bank / Henderson NV			6.00%, 05/01/2017(d)	169	181
0.00%, 01/15/2013(c)	1,200	1	6.50%, 12/01/2015(d)	7	8
			7.00%, 12/01/2022(d)	136	155
			7.50%, 12/01/2029(d)	2	3
Software - 0.18%			9.50%, 08/01/2016(d)	6	6
Microsoft Corp
2.95%, 06/01/2014	2,000	2,122			$ 673

See accompanying notes

424

Schedule of Investments Short-Term Income Fund October 31, 2011

			(b)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
U.S. GOVERNMENT & GOVERNMENT	Principal		registration, normally to qualified institutional buyers. Unless otherwise
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	indicated, these securities are not considered illiquid. At the end of the
Federal National Mortgage Association (FNMA) - 0.27%			period, the value of these securities totaled $228,543 or 19.91% of net
2.18%, 11/01/2022(a),(d)	$ 3	$ 3	assets.
2.35%, 12/01/2032(a),(d)	114	119	(c) Non-Income Producing Security
2.35%, 07/01/2034(a),(d)	287	302	(d)	This entity was put into conservatorship by the US Government in 2008.
2.37%, 08/01/2034(a),(d)	142	149	See Notes to Financial Statements for additional information.
2.37%, 10/01/2035(a),(d)	539	566	(e)	Security or a portion of the security was pledged to cover margin
2.40%, 02/01/2037(a),(d)	258	271	requirements for futures contracts. At the end of the period, the value of
2.41%, 07/01/2034(a),(d)	93	98	these securities totaled $923 or 0.08% of net assets.
2.42%, 02/01/2035(a),(d)	42	45
2.49%, 01/01/2035(a),(d)	32	33
2.50%, 01/01/2035(a),(d)	252	265
2.54%, 11/01/2032(a),(d)	88	92	Unrealized Appreciation (Depreciation)
3.02%, 01/01/2019(a),(d)	5	5	The net federal income tax unrealized appreciation (depreciation) and federal tax
4.00%, 05/01/2019(d)	1,011	1,044	cost of investments held as of the period end were as follows:
4.44%, 11/01/2035(a),(d)	19	19
5.61%, 04/01/2019(a),(d)	6	6	Unrealized Appreciation	$ 15,796
6.00%, 07/01/2028(d)	46	51	Unrealized Depreciation	(7,731)
6.50%, 01/01/2014(d)	23	24	Net Unrealized Appreciation (Depreciation)	$ 8,065
7.50%, 10/01/2029(d)	12	14	Cost for federal income tax purposes	$ 1,134,436
8.00%, 05/01/2027(d)	4	5
8.50%, 11/01/2017(d)	11	12	All dollar amounts are shown in thousands (000's)
10.00%, 05/01/2022(d)	7	8
			Portfolio Summary (unaudited)
		$ 3,131	Sector	Percent
Government National Mortgage Association (GNMA) -			Financial	49 .44%
0.00%			Mortgage Securities	9 .37%
9.00%, 04/20/2025	3	3	Asset Backed Securities	8 .95%
10.00%, 01/15/2019	48	56	Energy	7 .59%
11.00%, 11/15/2015	2	3	Basic Materials	6 .05%
11.00%, 11/15/2015	10	12	Consumer, Non-cyclical	4 .56%
11.00%, 10/15/2015	10	11	Utilities	3 .48%
		$ 85	Communications	3 .33%
U.S. Treasury - 0.14%			Consumer, Cyclical	3 .01%
1.00%, 12/31/2011(e)	1,604	1,607	Government	1 .32%
			Technology	1 .31%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Industrial	0 .46%
OBLIGATIONS		$ 5,496	Revenue Bonds	0 .40%
	Maturity		Insured	0 .24%
REPURCHASE AGREEMENTS - 1.81%	Amount (000's)	Value (000's)	Other Assets in Excess of Liabilities, Net	0 .49%
			TOTAL NET ASSETS	100.00%
Banks - 1.81%
Investment in Joint Trading Account; Credit	$ 6,241	$ 6,241
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,365,983; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	7,489	7,489
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $7,639,180;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	7,027	7,027
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $7,167,231; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 20,757
TOTAL REPURCHASE AGREEMENTS		$ 20,757
Total Investments		$ 1,142,501
Other Assets in Excess of Liabilities, Net - 0.49%		$ 5,608
TOTAL NET ASSETS - 100.00%		$ 1,148,109

(a) Variable Rate. Rate shown is in effect at October 31, 2011.

See accompanying notes

425

Schedule of Investments
Short-Term Income Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2011	Short	900 $	110,398	$ 110,348	$ 50
					$ 50
All dollar amounts are shown in thousands (000's)

See accompanying notes

426

Schedule of Investments SmallCap Blend Fund October 31, 2011

COMMON STOCKS - 96.48%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 3.33%			Diversified Financial Services (continued)
Esterline Technologies Corp (a)	26,029	$ 1,455	MarketAxess Holdings Inc	43,570	$ 1,274
HEICO Corp	25,992	1,482			$ 2,118
LMI Aerospace Inc (a)	19,620	394
Moog Inc (a)	64,110	2,483	Electric - 3.78%
Triumph Group Inc	20,440	1,188	Avista Corp	111,230	2,831
		$ 7,002	IDACORP Inc	26,380	1,065
			NorthWestern Corp	50,480	1,739
Airlines - 1.28%			Unisource Energy Corp	61,980	2,311
Alaska Air Group Inc (a)	40,440	2,690			$ 7,946

			Electrical Components & Equipment - 0.68%
Apparel - 0.79%			Belden Inc	44,020	1,421
Steven Madden Ltd (a)	45,116	1,665

			Electronics - 0.77%
Automobile Parts & Equipment - 1.14%			OSI Systems Inc (a)	36,690	1,625
Dana Holding Corp (a)	95,550	1,351
Tenneco Inc (a)	32,140	1,052
		$ 2,403	Engineering & Construction - 1.44%
			MasTec Inc (a)	140,160	3,030
Banks - 4.43%
Bank of the Ozarks Inc	80,253	1,996
Eagle Bancorp Inc (a)	25,140	349	Food - 1.95%
			Fresh Del Monte Produce Inc	35,210	896
East West Bancorp Inc	65,135	1,268	Fresh Market Inc/The (a)	31,440	1,258
Financial Institutions Inc	18,206	298	TreeHouse Foods Inc (a)	31,620	1,940
First of Long Island Corp/The	12,450	318
Hancock Holding Co	15,800	479			$ 4,094
NBT Bancorp Inc	34,880	751	Forest Products & Paper - 0.70%
Signature Bank/New York NY (a)	28,580	1,593	Domtar Corp	17,980	1,473
Webster Financial Corp	83,630	1,642
WesBanco Inc	30,600	608
		$ 9,302	Gas - 0.74%
			Southwest Gas Corp	39,230	1,549
Biotechnology - 1.31%
Cubist Pharmaceuticals Inc (a)	11,620	439
Cytokinetics Inc (a)	257,804	299	Hand & Machine Tools - 0.62%
Incyte Corp (a)	17,330	239	Franklin Electric Co Inc	28,150	1,293
Momenta Pharmaceuticals Inc (a)	71,538	1,059
RTI Biologics Inc (a)	67,444	304	Healthcare - Products - 2.61%
Seattle Genetics Inc (a)	19,060	419	Cantel Medical Corp	34,660	957
		$ 2,759	Cepheid Inc (a)	11,690	419
			CONMED Corp (a)	45,860	1,205
Chemicals - 1.95%			Greatbatch Inc (a)	53,460	1,194
Kraton Performance Polymers Inc (a)	38,594	759
			MAKO Surgical Corp (a)	6,090	234
Kronos Worldwide Inc	54,150	1,202	Orthofix International NV (a)	42,198	1,481
WR Grace & Co (a)	51,347	2,146
					$ 5,490
		$ 4,107
			Healthcare - Services - 3.71%
Commercial Services - 3.60%			AMERIGROUP Corp (a)	36,800	2,047
ITT Educational Services Inc (a)	14,300	886
			Centene Corp (a)	21,380	752
Kenexa Corp (a)	49,327	1,128
			Gentiva Health Services Inc (a)	53,192	220
On Assignment Inc (a)	101,480	1,095
			HealthSouth Corp (a)	146,120	2,581
PAREXEL International Corp (a)	64,150	1,413
			Magellan Health Services Inc (a)	42,730	2,199
RSC Holdings Inc (a)	147,520	1,440
Sotheby's	45,740	1,611			$ 7,799
		$ 7,573	Insurance - 2.59%
			American Safety Insurance Holdings Ltd (a)	15,930	325
Computers - 3.44%			Delphi Financial Group Inc	42,784	1,133
CACI International Inc (a)	25,140	1,380
CIBER Inc (a)	200,340	697	Montpelier Re Holdings Ltd ADR	140,310	2,455
Fortinet Inc (a)	57,940	1,336	ProAssurance Corp	20,000	1,531
Manhattan Associates Inc (a)	59,270	2,510			$ 5,444
Syntel Inc	26,530	1,298	Internet - 3.75%
		$ 7,221	Ancestry.com Inc (a)	40,146	914
			comScore Inc (a)	48,990	1,034
Consumer Products - 0.42%			Liquidity Services Inc (a)	68,340	2,225
Prestige Brands Holdings Inc (a)	83,690	885
			TIBCO Software Inc (a)	95,610	2,762
			Vocus Inc (a)	46,870	956
Distribution & Wholesale - 0.48%					$ 7,891
Brightpoint Inc (a)	98,990	1,005
			Investment Companies - 0.41%
			PennantPark Investment Corp	79,870	856
Diversified Financial Services - 1.01%
Calamos Asset Management Inc	67,590	844

See accompanying notes

427

Schedule of Investments SmallCap Blend Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Iron & Steel - 0.46%			REITS (continued)
Schnitzer Steel Industries Inc	20,730	$ 970	Sun Communities Inc	30,920	$ 1,177
					$ 15,332

Leisure Products & Services - 1.80%			Retail - 10.10%
Polaris Industries Inc	59,680	3,780	ANN INC (a)	44,380	1,182
			Bravo Brio Restaurant Group Inc (a)	52,576	1,021
Machinery - Diversified - 2.02%			Brinker International Inc	88,590	2,029
Applied Industrial Technologies Inc	36,710	1,234	Cash America International Inc	23,640	1,294
			Coinstar Inc (a)	26,450	1,263
Chart Industries Inc (a)	37,060	2,094
Robbins & Myers Inc	20,551	919	Dillard's Inc	53,030	2,733
		$ 4,247	DSW Inc	34,510	1,806
			Finish Line Inc/The	121,340	2,439
Metal Fabrication & Hardware - 0.90%			First Cash Financial Services Inc (a)	33,790	1,402
RBC Bearings Inc (a)	46,780	1,895	Liz Claiborne Inc (a)	53,880	432
			Men's Wearhouse Inc	36,720	1,134
			Pier 1 Imports Inc (a)	183,850	2,300
Mining - 0.95%			Sally Beauty Holdings Inc (a)	79,510	1,526
Hecla Mining Co	170,660	1,070	Vera Bradley Inc (a)	14,550	659
Kaiser Aluminum Corp	19,920	926
		$ 1,996			$ 21,220
			Savings & Loans - 1.69%
Miscellaneous Manufacturing - 2.08%			Investors Bancorp Inc (a)	59,090	820
AO Smith Corp	32,450	1,206
Colfax Corp (a)	49,860	1,260	Oritani Financial Corp	90,790	1,176
ESCO Technologies Inc	62,000	1,895	Provident Financial Services Inc	93,190	1,207
			United Financial Bancorp Inc	22,101	357
		$ 4,361			$ 3,560
Office Furnishings - 1.01%			Semiconductors - 2.47%
Steelcase Inc	286,540	2,123	Entegris Inc (a)	224,890	2,015
			IXYS Corp (a)	63,040	862
Oil & Gas - 5.00%			Lattice Semiconductor Corp (a)	222,300	1,407
Berry Petroleum Co	43,740	1,511	Rudolph Technologies Inc (a)	124,220	915
Callon Petroleum Co (a)	300,210	1,414			$ 5,199
GeoResources Inc (a)	105,760	2,807
Gulfport Energy Corp (a)	44,625	1,390	Software - 3.37%
Pioneer Drilling Co (a)	191,729	1,896	Computer Programs & Systems Inc	16,300	832
			Digi International Inc (a)	43,070	551
Rosetta Resources Inc (a)	33,720	1,495
			MedQuist Holdings Inc (a)	73,043	624
		$ 10,513	MicroStrategy Inc (a)	15,980	2,106
Oil & Gas Services - 1.43%			SYNNEX Corp (a)	43,120	1,245
C&J Energy Services Inc (a)	77,108	1,300	Taleo Corp (a)	52,960	1,716
Complete Production Services Inc (a)	51,810	1,699			$ 7,074

		$ 2,999	Telecommunications - 4.54%
Packaging & Containers - 0.79%			Arris Group Inc (a)	169,381	1,822
Rock-Tenn Co	27,880	1,650	Consolidated Communications Holdings Inc	51,780	978
			InterDigital Inc	30,890	1,342
			PAETEC Holding Corp (a)	205,950	1,129
Pharmaceuticals - 1.50%
Alkermes PLC (a)	18,330	321	Plantronics Inc	74,580	2,492
			RF Micro Devices Inc (a)	241,550	1,773
Array BioPharma Inc (a)	127,160	306
Medicis Pharmaceutical Corp	11,810	452			$ 9,536
Onyx Pharmaceuticals Inc (a)	11,510	471	Textiles - 0.45%
Questcor Pharmaceuticals Inc (a)	10,430	424	G&K Services Inc	31,260	949
Salix Pharmaceuticals Ltd (a)	34,510	1,182
		$ 3,156
			Transportation - 0.88%
Private Equity - 0.64%			Atlas Air Worldwide Holdings Inc (a)	47,880	1,844
American Capital Ltd (a)	172,910	1,343
			TOTAL COMMON STOCKS		$ 202,748
Publicly Traded Investment Fund - 0.17%				Maturity
THL Credit Inc	31,190	360	REPURCHASE AGREEMENTS - 2.77%	Amount (000's)	Value (000's)
			Banks - 2.77%
REITS - 7.30%			Investment in Joint Trading Account; Credit	$ 1,747	$ 1,748
EastGroup Properties Inc	31,350	1,367	Suisse Repurchase Agreement; 0.08%
Education Realty Trust Inc	237,000	2,192	dated 10/31/11 maturing 11/01/11
Entertainment Properties Trust	33,786	1,514	(collateralized by US Government
Extra Space Storage Inc	64,630	1,456	Securities; $1,782,321; 0.00%; dated
First Potomac Realty Trust	43,750	622	05/15/12 - 08/15/35)
Kilroy Realty Corp	78,880	2,894
Post Properties Inc	77,550	3,186
PS Business Parks Inc	17,350	924

See accompanying notes

428

Schedule of Investments
SmallCap Blend Fund
October 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	2,097	$ 2,097
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $2,138,786;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	1,967	1,967
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $2,006,652; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 5,812
TOTAL REPURCHASE AGREEMENTS		$ 5,812
Total Investments		$ 208,560
Other Assets in Excess of Liabilities, Net - 0.75%		$ 1,580
TOTAL NET ASSETS - 100.00%		$ 210,140

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 36,967
Unrealized Depreciation		(12,436)
Net Unrealized Appreciation (Depreciation)		$ 24,531
Cost for federal income tax purposes		$ 184,029

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		21 .01%
Consumer, Cyclical		17 .05%
Consumer, Non-cyclical		15 .10%
Industrial		13 .51%
Technology		9 .28%
Communications		8 .29%
Energy		6 .43%
Utilities		4 .52%
Basic Materials		4 .06%
Other Assets in Excess of Liabilities, Net		0 .75%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	29 $	1,970	$ 2,144	$ 174
$ 174

All dollar amounts are shown in thousands (000's)

See accompanying notes

429

Schedule of Investments SmallCap Growth Fund October 31, 2011

COMMON STOCKS - 94.61%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.23%			Healthcare - Products (continued)
Esterline Technologies Corp (a)	14,394	$ 805	MAKO Surgical Corp (a)	4,280	$ 165
HEICO Corp	14,370	819	NxStage Medical Inc (a)	6,160	142
		$ 1,624	Orthofix International NV (a)	28,863	1,013

Apparel - 1.33%					$ 2,684
Steven Madden Ltd (a)	26,330	972	Healthcare - Services - 3.86%
			AMERIGROUP Corp (a)	16,700	929
			Centene Corp (a)	20,400	717
Automobile Parts & Equipment - 1.89%			Gentiva Health Services Inc (a)	27,393	113
Dana Holding Corp (a)	50,090	708
			HealthSouth Corp (a)	59,565	1,052
Tenneco Inc (a)	20,480	670
		$ 1,378			$ 2,811
			Internet - 5.85%
Banks - 1.11%			Ancestry.com Inc (a)	19,379	441
Signature Bank/New York NY (a)	14,530	810
			comScore Inc (a)	26,000	549
			Liquidity Services Inc (a)	32,260	1,050
Biotechnology - 3.11%			TIBCO Software Inc (a)	43,770	1,265
Ariad Pharmaceuticals Inc (a)	17,950	209	Vocus Inc (a)	47,000	958
Cubist Pharmaceuticals Inc (a)	17,100	647			$ 4,263
Cytokinetics Inc (a)	135,628	157
Incyte Corp (a)	12,133	167	Iron & Steel - 0.44%
Ligand Pharmaceuticals Inc (a)	1	—	Schnitzer Steel Industries Inc	6,900	323
Momenta Pharmaceuticals Inc (a)	33,170	491
RTI Biologics Inc (a)	66,736	300	Leisure Products & Services - 1.43%
Seattle Genetics Inc (a)	13,340	293	Polaris Industries Inc	16,430	1,041
XOMA Ltd (a)	1	—
		$ 2,264
			Machinery - Diversified - 1.91%
Chemicals - 1.41%			Applied Industrial Technologies Inc	22,040	741
Kronos Worldwide Inc	26,000	577	Robbins & Myers Inc	14,522	649
PolyOne Corp	40,440	452			$ 1,390

		$ 1,029	Metal Fabrication & Hardware - 1.72%
Commercial Services - 3.70%			RBC Bearings Inc (a)	31,030	1,257
ITT Educational Services Inc (a)	6,640	412
Kenexa Corp (a)	26,073	596
PAREXEL International Corp (a)	31,000	683	Mining - 0.86%
Sotheby's	28,600	1,007	Hecla Mining Co	99,700	625
		$ 2,698
			Miscellaneous Manufacturing - 2.92%
Computers - 4.47%			AZZ Inc	8,121	363
CACI International Inc (a)	9,200	505
			Colfax Corp (a)	49,022	1,238
Fortinet Inc (a)	26,590	613
Manhattan Associates Inc (a)	34,300	1,453	ESCO Technologies Inc	17,240	527
Syntel Inc	14,100	689			$ 2,128
		$ 3,260	Office Furnishings - 1.44%
			Knoll Inc	68,800	1,049
Distribution & Wholesale - 0.62%
Brightpoint Inc (a)	44,800	455
			Oil & Gas - 5.23%
			Berry Petroleum Co	22,880	790
Diversified Financial Services - 1.44%			Callon Petroleum Co (a)	141,669	667
MarketAxess Holdings Inc	36,000	1,052	Gulfport Energy Corp (a)	22,510	701
			Pioneer Drilling Co (a)	86,854	859
Electrical Components & Equipment - 1.64%			Rosetta Resources Inc (a)	17,920	795
Belden Inc	37,100	1,198			$ 3,812

			Oil & Gas Services - 2.07%
Electronics - 1.07%			C&J Energy Services Inc (a)	35,615	600
FEI Co (a)	19,700	783	Complete Production Services Inc (a)	27,710	909
					$ 1,509

Food - 2.57%			Packaging & Containers - 0.69%
Fresh Market Inc/The (a)	17,300	692	Rock-Tenn Co	8,500	503
TreeHouse Foods Inc (a)	19,300	1,184

		$ 1,876	Pharmaceuticals - 4.85%
Hand & Machine Tools - 0.84%			Alkermes PLC (a)	12,820	224
Franklin Electric Co Inc	13,260	609	Array BioPharma Inc (a)	181,200	437
			Herbalife Ltd	15,540	969
			Medicis Pharmaceutical Corp	6,760	259
Healthcare - Products - 3.68%			Onyx Pharmaceuticals Inc (a)	7,850	321
Cepheid Inc (a)	8,360	300
			Questcor Pharmaceuticals Inc (a)	13,310	541
Cooper Cos Inc/The	8,300	575	Salix Pharmaceuticals Ltd (a)	17,910	614
Greatbatch Inc (a)	21,920	489

See accompanying notes

430

Schedule of Investments SmallCap Growth Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	(a) Non-Income Producing Security

Pharmaceuticals (continued)
Theravance Inc (a)	7,710	$ 171
		$ 3,536	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
REITS - 2.02%			cost of investments held as of the period end were as follows:
EastGroup Properties Inc	13,430	586
Post Properties Inc	21,630	888	Unrealized Appreciation	$ 12,680
		$ 1,474	Unrealized Depreciation	(4,821)
Retail - 12.23%			Net Unrealized Appreciation (Depreciation)	$ 7,859
ANN INC (a)	48,200	1,284	Cost for federal income tax purposes	$ 64,543
Bravo Brio Restaurant Group Inc (a)	36,260	704
Coinstar Inc (a)	24,550	1,172	All dollar amounts are shown in thousands (000's)
DSW Inc	23,200	1,214
Finish Line Inc/The	57,270	1,151	Portfolio Summary (unaudited)
First Cash Financial Services Inc (a)	21,100	876	Sector	Percent
Pier 1 Imports Inc (a)	71,580	895	Consumer, Non-cyclical	21 .77%
Ruth's Hospitality Group Inc (a)	120,900	571	Consumer, Cyclical	18 .94%
Sally Beauty Holdings Inc (a)	26,200	503	Industrial	14 .11%
Vera Bradley Inc (a)	12,000	544	Technology	12 .92%
		$ 8,914	Communications	12 .29%
			Financial	9 .26%
Semiconductors - 3.65%			Energy	7 .30%
Entegris Inc (a)	75,200	674	Basic Materials	2 .71%
IXYS Corp (a)	82,190	1,124	Other Assets in Excess of Liabilities, Net	0 .70%
Lattice Semiconductor Corp (a)	136,400	863
			TOTAL NET ASSETS	100.00%
		$ 2,661

Software - 4.80%
Computer Programs & Systems Inc	7,990	408
Digi International Inc (a)	28,300	362
MedQuist Holdings Inc (a)	101,918	872
MicroStrategy Inc (a)	7,740	1,020
Taleo Corp (a)	25,900	839
		$ 3,501

Telecommunications - 6.44%
Arris Group Inc (a)	94,700	1,019
InterDigital Inc	19,000	826
PAETEC Holding Corp (a)	171,910	942
Plantronics Inc	32,850	1,097
RF Micro Devices Inc (a)	110,840	814
		$ 4,698

Transportation - 1.09%
Atlas Air Worldwide Holdings Inc (a)	20,620	794

TOTAL COMMON STOCKS		$ 68,981
	Maturity
REPURCHASE AGREEMENTS - 4.69%	Amount (000's)	Value (000's)

Banks - 4.69%
Investment in Joint Trading Account; Credit	$ 1,028	$ 1,029
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,049,052; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,234	1,234
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,258,863;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	1,158	1,158
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,181,090; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 3,421
TOTAL REPURCHASE AGREEMENTS		$ 3,421
Total Investments		$ 72,402
Other Assets in Excess of Liabilities, Net - 0.70%		$ 511
TOTAL NET ASSETS - 100.00%		$ 72,913

See accompanying notes

431

Schedule of Investments
SmallCap Growth Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	11 $	745	$ 813	$ 68
					$ 68
All dollar amounts are shown in thousands (000's)

See accompanying notes

432

Schedule of Investments SmallCap Growth Fund I October 31, 2011

COMMON STOCKS - 95.00%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.00%			Beverages - 0.03%
Marchex Inc	3,527	$ 31	Boston Beer Co Inc (a)	2,182	$ 193
			Peet's Coffee & Tea Inc (a)	3,346	213

Aerospace & Defense - 0.62%					$ 406
AAR Corp	4,060	81	Biotechnology - 2.00%
Aerovironment Inc (a)	4,118	136	Acorda Therapeutics Inc (a)	10,192	223
Astronics Corp (a)	4,119	125	Affymax Inc (a)	6,879	37
BE Aerospace Inc (a)	56,429	2,129	Alnylam Pharmaceuticals Inc (a)	14,866	121
Cubic Corp	2,792	132	Amarin Corp PLC ADR(a)	487,260	4,580
GenCorp Inc (a)	17,066	83	Ariad Pharmaceuticals Inc (a)	367,339	4,273
HEICO Corp	41,815	2,385	Arqule Inc (a)	437,298	2,541
Kaman Corp	3,748	125	Astex Pharmaceuticals (a)	1,116	2
LMI Aerospace Inc (a)	1,817	36	BioCryst Pharmaceuticals Inc (a)	11,587	36
Moog Inc (a)	1,741	67	Complete Genomics Inc (a)	3,978	23
National Presto Industries Inc	1,226	117	Cubist Pharmaceuticals Inc (a)	80,925	3,059
Orbital Sciences Corp (a)	10,234	158	Emergent Biosolutions Inc (a)	6,154	116
Teledyne Technologies Inc (a)	2,566	140	Enzo Biochem Inc (a)	1,226	3
TransDigm Group Inc (a)	20,313	1,908	Enzon Pharmaceuticals Inc (a)	1,026	8
Triumph Group Inc	1,722	100	Exact Sciences Corp (a)	14,510	115
		$ 7,722	Exelixis Inc (a)	33,018	255
			Geron Corp (a)	11,478	27
Agriculture - 0.01%			Halozyme Therapeutics Inc (a)	20,724	175
Vector Group Ltd	7,340	129	Immunogen Inc (a)	13,892	189
			Immunomedics Inc (a)	26,360	96
Airlines - 0.02%			Incyte Corp (a)	231,636	3,189
Alaska Air Group Inc (a)	775	52	Inhibitex Inc (a)	18,666	73
Allegiant Travel Co (a)	3,812	198	InterMune Inc (a)	98,624	2,515
		$ 250	Lexicon Pharmaceuticals Inc (a)	26,266	32
			Medicines Co/The (a)	7,746	145
Apparel - 0.88%			Momenta Pharmaceuticals Inc (a)	11,651	172
Carter's Inc (a)	9,518	363
			Novavax Inc (a)	25,470	40
Crocs Inc (a)	137,414	2,428
			NPS Pharmaceuticals Inc (a)	379,516	1,962
G-III Apparel Group Ltd (a)	4,134	117
			Nymox Pharmaceutical Corp (a)	6,209	57
Maidenform Brands Inc (a)	5,951	146
			Oncothyreon Inc (a)	11,579	81
Oxford Industries Inc	3,337	132	Pacific Biosciences of California Inc (a)	2,991	12
Steven Madden Ltd (a)	95,963	3,541
True Religion Apparel Inc (a)	32,855	1,114	PDL BioPharma Inc	29,764	181
			Peregrine Pharmaceuticals Inc (a)	31,881	33
Under Armour Inc (a)	27,100	2,287
			PharmAthene Inc (a)	14,101	24
Warnaco Group Inc/The (a)	9,673	475
			Sangamo Biosciences Inc (a)	21,768	72
Wolverine World Wide Inc	12,959	492	Seattle Genetics Inc (a)	21,821	480
		$ 11,095	Sunesis Pharmaceuticals Inc (a)	10,649	14
Automobile Parts & Equipment - 0.23%			Trius Therapeutics Inc (a)	3,075	21
Accuride Corp (a)	1,887	12	Vical Inc (a)	25,807	77
Amerigon Inc (a)	8,914	137			$ 25,059
Cooper Tire & Rubber Co	13,560	194	Building Materials - 1.58%
Dana Holding Corp (a)	31,128	440
Dorman Products Inc (a)	2,825	108	Eagle Materials Inc	7,869	162
			Interline Brands Inc (a)	480,177	7,155
Douglas Dynamics Inc	3,995	60	Quanex Building Products Corp	471,970	6,961
Meritor Inc (a)	16,495	157
Tenneco Inc (a)	13,533	443	Simpson Manufacturing Co Inc	181,884	5,577
Titan International Inc	10,691	240			$ 19,855
WABCO Holdings Inc (a)	20,927	1,051	Chemicals - 1.55%
		$ 2,842	American Vanguard Corp	1,430	18
			Balchem Corp	7,603	280
Banks - 1.39%			Chemtura Corp (a)	12,910	157
Arrow Financial Corp	237	6	Codexis Inc (a)	9,838	45
Bank of the Ozarks Inc	1,600	40	Hawkins Inc	3,435	132
Bridge Bancorp Inc	927	18	HB Fuller Co	1,297	28
Bryn Mawr Bank Corp	1,097	20	Innophos Holdings Inc	5,948	262
Cass Information Systems Inc	3,377	132	Innospec Inc (a)	5,515	167
Enterprise Financial Services Corp	873	14	Kraton Performance Polymers Inc (a)	7,253	143
First Financial Bankshares Inc	4,449	141	Kronos Worldwide Inc	108,400	2,405
Iberiabank Corp	106,563	5,512	NewMarket Corp	2,467	479
Prosperity Bancshares Inc	26,900	1,035	Olin Corp	10,863	205
Signature Bank/New York NY (a)	180,227	10,048
			Omnova Solutions Inc (a)	18,822	83
SVB Financial Group (a)	3,816	175
			PolyOne Corp	255,589	2,860
SY Bancorp Inc	794	16	Quaker Chemical Corp	3,910	136
Trustco Bank Corp NY	1,468	7	Rockwood Holdings Inc (a)	135,495	6,238
Walker & Dunlop Inc (a)	4,249	54
			Solutia Inc (a)	349,863	5,685
Westamerica Bancorporation	4,123	185	TPC Group Inc (a)	3,389	67
		$ 17,403			$ 19,390

See accompanying notes

433

Schedule of Investments
SmallCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Coal - 0.04%			Commercial Services (continued)
Cloud Peak Energy Inc (a)	4,965	$ 114	Sotheby's	270,671	$ 9,532
Hallador Energy Co	1,543	15	Standard Parking Corp (a)	6,584	116
Patriot Coal Corp (a)	21,697	272	Steiner Leisure Ltd (a)	3,821	184
SunCoke Energy Inc (a)	2,560	32	Strayer Education Inc	3,144	268
Westmoreland Coal Co (a)	1,059	12	SuccessFactors Inc (a)	367,487	9,813
		$ 445	Team Health Holdings Inc (a)	6,734	137
			Team Inc (a)	5,000	125
Commercial Services - 9.33%			TeleTech Holdings Inc (a)	6,893	121
ABM Industries Inc	5,886	119	TMS International Corp (a)	2,095	18
Acacia Research - Acacia Technologies (a)	11,151	444
			TNS Inc (a)	5,700	111
Accretive Health Inc (a)	10,334	246
			Transcend Services Inc (a)	3,465	95
Advance America Cash Advance Centers Inc	2,786	24	TrueBlue Inc (a)	526,873	6,965
Advisory Board Co/The (a)	3,536	217
			United Rentals Inc (a)	288,610	6,756
American Public Education Inc (a)	37,869	1,356
			Valassis Communications Inc (a)	12,621	247
AMN Healthcare Services Inc (a)	7,219	34
			Viad Corp	1,033	22
Arbitron Inc	41,105	1,633	Wright Express Corp (a)	10,256	481
Ascent Capital Group Inc (a)	121,404	5,523
			Zillow Inc (a)	404	12
AVEO Pharmaceuticals Inc (a)	174,006	2,795
Avis Budget Group Inc (a)	27,089	382			$ 117,120
Bridgepoint Education Inc (a)	7,433	161	Computers - 2.39%
Capella Education Co (a)	4,028	140	3D Systems Corp (a)	10,814	176
Cardtronics Inc (a)	11,437	285	CACI International Inc (a)	786	43
Career Education Corp (a)	44,200	713	Cadence Design Systems Inc (a)	763,360	8,450
Cenveo Inc (a)	11,720	44	Digimarc Corp (a)	2,607	70
Chemed Corp	5,494	326	Dot Hill Systems Corp (a)	5,146	9
Consolidated Graphics Inc (a)	2,034	93	Electronics for Imaging Inc (a)	1,309	20
Corporate Executive Board Co	8,999	329	Fortinet Inc (a)	175,478	4,047
Corvel Corp (a)	2,668	138	Jack Henry & Associates Inc	22,850	741
CoStar Group Inc (a)	239,075	14,710	KEYW Holding Corp/The (a)	400,154	3,361
CRA International Inc (a)	722	14	LivePerson Inc (a)	13,941	176
Deluxe Corp	13,405	317	Magma Design Automation Inc (a)	26,969	142
DFC Global Corp (a)	11,069	243	Manhattan Associates Inc (a)	5,691	241
Dollar Thrifty Automotive Group Inc (a)	7,502	458	Maxwell Technologies Inc (a)	6,318	126
Education Management Corp (a)	71,200	1,414	Mentor Graphics Corp (a)	11,353	129
Electro Rent Corp	3,074	49	Mercury Computer Systems Inc (a)	367,336	5,363
ExamWorks Group Inc (a)	10,843	114	MICROS Systems Inc (a)	106,667	5,250
ExlService Holdings Inc (a)	4,292	112	MTS Systems Corp	4,386	161
Forrester Research Inc	3,895	139	NCI Inc (a)	467	6
Genpact Ltd (a)	473,883	7,653	Netscout Systems Inc (a)	9,616	158
Global Payments Inc	88,011	4,041	RealD Inc (a)	10,654	119
Grand Canyon Education Inc (a)	6,483	106	STEC Inc (a)	11,555	131
Hackett Group Inc/The (a)	6,831	28	Stratasys Inc (a)	4,713	132
Healthcare Services Group Inc	15,006	260	Super Micro Computer Inc (a)	11,174	179
Heartland Payment Systems Inc	104,169	2,266	SYKES Enterprises Inc (a)	1,711	27
Hillenbrand Inc	16,296	344	Synaptics Inc (a)	9,288	314
HMS Holdings Corp (a)	318,938	7,795	Syntel Inc	3,965	194
Huron Consulting Group Inc (a)	5,384	194	Unisys Corp (a)	7,175	186
ICF International Inc (a)	2,774	65	Virtusa Corp (a)	5,980	97
Insperity Inc	5,911	152			$ 30,048
Intersections Inc	3,684	62
K12 Inc (a)	239,291	8,388	Consumer Products - 0.53%
Kenexa Corp (a)	55,092	1,260	American Greetings Corp	892	14
			AT Cross Co (a)	3,511	43
Kforce Inc (a)	12,088	154
Korn/Ferry International (a)	991	16	Oil-Dri Corp of America	346	7
			SodaStream International Ltd (a)	185,532	6,323
Landauer Inc	2,433	125	Spectrum Brands Holdings Inc (a)	5,331	135
MAXIMUS Inc	136,654	5,513
Medifast Inc (a)	5,733	94	WD-40 Co	4,245	187
MoneyGram International Inc (a)	30,843	79			$ 6,709
Monro Muffler Brake Inc	48,000	1,780	Cosmetics & Personal Care - 0.17%
Multi-Color Corp	186	5	Elizabeth Arden Inc (a)	59,489	2,039
National American University Holdings Inc	3,576	25	Inter Parfums Inc	6,441	119
National Research Corp	625	21			$ 2,158
On Assignment Inc (a)	1,699	18
PAREXEL International Corp (a)	13,145	290	Distribution & Wholesale - 0.58%
Pendrell Corp (a)	38,478	95	Beacon Roofing Supply Inc (a)	11,985	221
PRGX Global Inc (a)	7,725	41	Brightpoint Inc (a)	11,761	119
Providence Service Corp/The (a)	1,040	13	Core-Mark Holding Co Inc	620	21
Quad/Graphics Inc	910	18	Houston Wire & Cable Co	7,390	94
Rollins Inc	16,566	361	LKQ Corp (a)	174,513	5,092
RPX Corp (a)	320,063	4,980	MWI Veterinary Supply Inc (a)	3,231	244
ServiceSource International Inc (a)	248,171	3,303	Owens & Minor Inc	13,402	401

See accompanying notes

434

Schedule of Investments
SmallCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Distribution & Wholesale (continued)			Electronics (continued)
Pool Corp	12,578	$ 368	OSI Systems Inc (a)	36,973	$ 1,638
Titan Machinery Inc (a)	1,988	46	Plexus Corp (a)	9,232	237
United Stationers Inc	7,644	243	Pulse Electronics Corp	16,675	59
Watsco Inc	6,273	387	Rofin-Sinar Technologies Inc (a)	5,358	139
		$ 7,236	TTM Technologies Inc (a)	4,937	55
			Viasystems Group Inc (a)	104	2
Diversified Financial Services - 1.26%			Watts Water Technologies Inc	1,025	32
AerCap Holdings NV (a)	51,359	609
Affiliated Managers Group Inc (a)	63,424	5,874	Woodward Inc	15,867	538
			Zagg Inc (a)	60,400	815
Aircastle Ltd	2,318	28			$ 10,837
Apollo Residential Mortgage Inc (a)	2,858	47
BGC Partners Inc	18,647	128	Energy - Alternate Sources - 0.01%
Cohen & Steers Inc	3,800	103	Clean Energy Fuels Corp (a)	11,095	131
Credit Acceptance Corp (a)	1,648	114	FutureFuel Corp	2,699	31
Diamond Hill Investment Group Inc	1,067	80			$ 162
Duff & Phelps Corp	12,128	154
Encore Capital Group Inc (a)	6,464	175	Engineering & Construction - 0.62%
Epoch Holding Corp	6,142	126	Argan Inc	372	5
Evercore Partners Inc - Class A	5,414	149	Chicago Bridge & Iron Co NV	128,300	4,693
			Dycom Industries Inc (a)	123,675	2,403
Financial Engines Inc (a)	8,573	195
			Exponent Inc (a)	3,615	174
Greenhill & Co Inc	33,609	1,270	MasTec Inc (a)	14,763	319
Higher One Holdings Inc (a)	7,936	140
			Mistras Group Inc (a)	5,899	129
Imperial Holdings Inc (a)	6,041	14
KBW Inc	7,171	101			$ 7,723
MarketAxess Holdings Inc	7,395	216	Entertainment - 0.75%
Portfolio Recovery Associates Inc (a)	4,408	309	Churchill Downs Inc	1,316	63
Pzena Investment Management Inc	3,248	14	Cinemark Holdings Inc	19,055	394
Stifel Financial Corp (a)	171,748	5,474	National CineMedia Inc	673,490	8,149
Virtus Investment Partners Inc (a)	2,131	133	Shuffle Master Inc (a)	11,414	121
Westwood Holdings Group Inc	2,466	90	Six Flags Entertainment Corp	10,838	389
World Acceptance Corp (a)	3,906	264	Vail Resorts Inc	6,439	287
		$ 15,807			$ 9,403

Electric - 0.01%			Environmental Control - 0.90%
Atlantic Power Corp	2,103	28	Calgon Carbon Corp (a)	9,815	157
Genie Energy Ltd	5,049	42	Clean Harbors Inc (a)	57,915	3,375
		$ 70	Darling International Inc (a)	30,359	426
			EnergySolutions Inc (a)	6,881	26
Electrical Components & Equipment - 1.23%			Metalico Inc (a)	9,173	41
Acuity Brands Inc	134,725	6,238
AMETEK Inc	140,819	5,565	Mine Safety Appliances Co	6,900	231
			Tetra Tech Inc (a)	5,006	109
Belden Inc	10,598	342	TRC Cos Inc (a)	7,010	31
Coleman Cable Inc (a)	3,353	34
EnerSys (a)	6,122	138	Waste Connections Inc	202,242	6,886
Generac Holdings Inc (a)	3,638	83			$ 11,282
Graham Corp	3,944	91	Food - 0.77%
Littelfuse Inc	5,618	275	Arden Group Inc	450	41
Power-One Inc (a)	25,598	127	B&G Foods Inc	7,104	151
Universal Display Corp (a)	52,645	2,465	Cal-Maine Foods Inc	432	14
Vicor Corp	8,152	75	Chefs' Warehouse Inc/The (a)	305,013	4,359
		$ 15,433	Diamond Foods Inc	25,511	1,677
			Dole Food Co Inc (a)	2,709	29
Electronics - 0.86%			Fresh Market Inc/The (a)	6,358	254
American Science & Engineering Inc	62,777	4,270	Hain Celestial Group Inc (a)	3,483	117
Analogic Corp	2,401	130
Badger Meter Inc	3,269	107	J&J Snack Foods Corp	3,588	185
Brady Corp	1,595	49	Lancaster Colony Corp	4,895	326
Coherent Inc (a)	5,032	257	Ruddick Corp	6,883	301
			Smart Balance Inc (a)	11,258	74
Cymer Inc (a)	3,148	137
Daktronics Inc	2,510	25	Tootsie Roll Industries Inc	5,552	137
			TreeHouse Foods Inc (a)	25,212	1,546
DDi Corp	2,166	20	United Natural Foods Inc (a)	12,518	457
Electro Scientific Industries Inc	1,120	14
FARO Technologies Inc (a)	4,246	177			$ 9,668
FEI Co (a)	8,087	322	Forest Products & Paper - 0.02%
Fluidigm Corp (a)	2,604	36	Deltic Timber Corp	2,670	181
II-VI Inc (a)	13,148	250	Neenah Paper Inc	3,038	50
Kemet Corp (a)	902	8	Xerium Technologies Inc (a)	4,579	47
LeCroy Corp (a)	6,485	67			$ 278
Measurement Specialties Inc (a)	4,205	131
Multi-Fineline Electronix Inc (a)	607	14	Gas - 0.01%
National Instruments Corp	46,550	1,243	South Jersey Industries Inc	2,148	121
Newport Corp (a)	4,715	65

See accompanying notes

435

Schedule of Investments
SmallCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Hand & Machine Tools - 0.54%			Healthcare - Services - 3.98%
Franklin Electric Co Inc	5,612	$ 258	Air Methods Corp (a)	2,925	$ 236
Lincoln Electric Holdings Inc	178,594	6,501	Alliance HealthCare Services Inc (a)	10,650	12
		$ 6,759	Bio-Reference Labs Inc (a)	6,205	124
			Capital Senior Living Corp (a)	3,529	28
Healthcare - Products - 7.65%			Centene Corp (a)	252,117	8,862
Abaxis Inc (a)	5,688	160
			Covance Inc (a)	311,636	15,809
ABIOMED Inc (a)	12,792	193
			Emeritus Corp (a)	7,537	134
Accuray Inc (a)	25,035	100
Align Technology Inc (a)	15,490	357	Ensign Group Inc/The	6,783	154
			Healthspring Inc (a)	218,927	11,809
ArthroCare Corp (a)	6,899	208
			IPC The Hospitalist Co Inc (a)	134,737	5,649
AtriCure Inc (a)	5,555	62
			LHC Group Inc (a)	536	8
Atrion Corp	655	147	Mednax Inc (a)	90,716	5,969
Bacterin International Holdings Inc (a)	8,825	29
			Metropolitan Health Networks Inc (a)	16,869	110
Caliper Life Sciences Inc (a)	10,667	112
			Molina Healthcare Inc (a)	7,040	149
CardioNet Inc (a)	2,682	8
			RadNet Inc (a)	12,222	32
Cardiovascular Systems Inc (a)	5,247	43
			Select Medical Holdings Corp (a)	3,980	35
Cepheid Inc (a)	151,189	5,424
			Sunrise Senior Living Inc (a)	16,981	93
Chindex International Inc (a)	2,105	23
Columbia Laboratories Inc (a)	23,444	59	US Physical Therapy Inc	4,668	91
			Vanguard Health Systems Inc (a)	4,293	42
Conceptus Inc (a)	12,976	149
			WellCare Health Plans Inc (a)	10,993	539
Cooper Cos Inc/The	52,000	3,604			$ 49,885
CryoLife Inc (a)	837	4
Cyberonics Inc (a)	7,161	206	Holding Companies - Diversified - 0.01%
DexCom Inc (a)	16,548	162	Horizon Pharma Inc (a)	1,895	17
Endologix Inc (a)	112,795	1,228	Primoris Services Corp	9,218	120
Exactech Inc (a)	2,206	35			$ 137
Genomic Health Inc (a)	4,281	92
Gen-Probe Inc (a)	246,559	14,818	Home Furnishings - 2.61%
			DTS Inc/CA (a)	4,893	137
Haemonetics Corp (a)	6,633	404
Hanger Orthopedic Group Inc (a)	6,942	121	Ethan Allen Interiors Inc	3,406	67
HeartWare International Inc (a)	2,665	181	Harman International Industries Inc	242,530	10,468
			Select Comfort Corp (a)	471,976	9,804
Henry Schein Inc (a)	163,539	11,336
			Skullcandy Inc (a)	258,104	4,065
ICU Medical Inc (a)	1,222	48
			Tempur-Pedic International Inc (a)	116,137	7,904
IDEXX Laboratories Inc (a)	69,492	5,003
			TiVo Inc (a)	31,585	342
Insulet Corp (a)	11,570	189
Integra LifeSciences Holdings Corp (a)	5,385	173			$ 32,787
Invacare Corp	663	15	Housewares - 0.01%
IRIS International Inc (a)	5,020	45	Libbey Inc (a)	7,844	99
Kensey Nash Corp (a)	3,419	92
Luminex Corp (a)	9,547	210
MAKO Surgical Corp (a)	189,327	7,280	Insurance - 0.01%
Masimo Corp	308,252	6,375	Amtrust Financial Services Inc	1,210	31
Medical Action Industries Inc (a)	2,831	15	Crawford & Co	10,332	73
Medtox Scientific Inc	2,995	44			$ 104
Merge Healthcare Inc (a)	20,808	137
			Internet - 3.04%
Meridian Bioscience Inc	10,358	189	AboveNet Inc	5,880	349
Merit Medical Systems Inc (a)	127,828	1,715	Ancestry.com Inc (a)	8,381	191
Natus Medical Inc (a)	5,955	51	Blue Coat Systems Inc (a)	6,417	103
NuVasive Inc (a)	9,986	148	Blue Nile Inc (a)	3,266	147
NxStage Medical Inc (a)	230,538	5,300	Boingo Wireless Inc (a)	1,700	13
OraSure Technologies Inc (a)	12,060	112	BroadSoft Inc (a)	5,805	209
Orthofix International NV (a)	4,663	164	Cogent Communications Group Inc (a)	11,647	187
PSS World Medical Inc (a)	410,702	9,138	comScore Inc (a)	8,332	176
Quidel Corp (a)	7,335	131	Constant Contact Inc (a)	7,645	155
Rockwell Medical Technologies Inc (a)	6,430	54	DealerTrack Holdings Inc (a)	369,228	8,008
Sirona Dental Systems Inc (a)	113,970	5,459	Dice Holdings Inc (a)	12,471	127
SonoSite Inc (a)	3,566	110	eResearchTechnology Inc (a)	10,015	51
Spectranetics Corp (a)	13,873	109	Global Sources Ltd (a)	6,275	46
STAAR Surgical Co (a)	12,556	113	GSI Commerce Inc - Escrow Shares (a),(b),(c)	15,111	5
Stereotaxis Inc (a)	17,812	21	HealthStream Inc (a)	6,073	92
STERIS Corp	14,907	462	Infospace Inc (a)	1,856	16
Synergetics USA Inc (a)	8,798	59	IntraLinks Holdings Inc (a)	12,907	112
Synovis Life Technologies Inc (a)	4,457	80
Uroplasty Inc (a)	7,135	32	j2 Global Communications Inc	12,171	375
(a)			Keynote Systems Inc	30,016	717
Vascular Solutions Inc	6,844	73	Liquidity Services Inc (a)	37,075	1,207
Volcano Corp (a)	334,998	8,352	LoopNet Inc (a)	7,035	124
West Pharmaceutical Services Inc	4,740	184	NIC Inc	16,988	235
Young Innovations Inc	756	22	OpenTable Inc (a)	6,231	273
Zoll Medical Corp (a)	132,743	5,019	Pandora Media Inc (a)	282,991	4,471
		$ 95,988	QuinStreet Inc (a)	1,314	15
			Responsys Inc (a)	3,748	41

See accompanying notes

436

Schedule of Investments
SmallCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet (continued)			Metal Fabrication & Hardware (continued)
S1 Corp (a)	2,981	$ 29	NN Inc (a)	6,645	$ 59
Sapient Corp	24,696	305	RBC Bearings Inc (a)	151,674	6,143
Shutterfly Inc (a)	207,820	8,660	RTI International Metals Inc (a)	35,200	929
Sourcefire Inc (a)	6,428	177	Sun Hydraulics Corp	5,172	149
SPS Commerce Inc (a)	3,401	67	Valmont Industries Inc	102,224	8,765
Stamps.com Inc	10,459	341	Worthington Industries Inc	10,523	182
TeleCommunication Systems Inc (a)	8,125	27			$ 17,690
TIBCO Software Inc (a)	278,709	8,052
Travelzoo Inc (a)	2,301	73	Mining - 0.33%
			Allied Nevada Gold Corp (a)	53,644	2,037
ValueClick Inc (a)	125,426	2,208
VASCO Data Security International Inc (a)	10,690	88	AMCOL International Corp	5,434	164
			Coeur d'Alene Mines Corp (a)	2,185	56
VirnetX Holding Corp (a)	10,774	232
Vocus Inc (a)	7,114	145	Globe Specialty Metals Inc	17,218	287
Websense Inc (a)	10,423	186	Gold Resource Corp	7,000	158
			Golden Minerals Co (a)	10,406	73
Zix Corp (a)	26,262	65
		$ 38,100	Hecla Mining Co	73,570	461
			Horsehead Holding Corp (a)	982	9
Iron & Steel - 0.00%			Kaiser Aluminum Corp	2,825	131
Metals USA Holdings Corp (a)	4,821	53	Materion Corp (a)	642	17
			Noranda Aluminum Holding Corp	8,987	83
			Revett Minerals Inc (a)	5,470	23
Leisure Products & Services - 0.96%			Stillwater Mining Co (a)	28,209	321
Brunswick Corp/DE	19,860	351	United States Lime & Minerals Inc (a)	205	11
Interval Leisure Group Inc (a)	10,228	141
			Ur-Energy Inc (a)	34,232	44
Life Time Fitness Inc (a)	198,175	8,547
			US Gold Corp (a)	42,257	192
Polaris Industries Inc	46,512	2,946	Vista Gold Corp (a)	4,470	16
Town Sports International Holdings Inc (a)	3,461	30
		$ 12,015			$ 4,083
			Miscellaneous Manufacturing - 2.75%
Lodging - 0.44%			Actuant Corp	464,207	10,444
Ameristar Casinos Inc	8,066	149
Orient-Express Hotels Ltd (a)	625,496	5,336	AO Smith Corp	60,600	2,252
			AZZ Inc	3,236	145
		$ 5,485	Blount International Inc (a)	12,380	192
Machinery - Diversified - 3.54%			Brink's Co/The	10,430	290
Albany International Corp	1,958	44	CLARCOR Inc	12,358	599
Altra Holdings Inc (a)	10,768	158	Colfax Corp (a)	6,342	160
Applied Industrial Technologies Inc	10,933	368	EnPro Industries Inc (a)	3,562	123
Cascade Corp	190	8	ESCO Technologies Inc	2,714	83
Chart Industries Inc (a)	69,851	3,947	Fabrinet (a)	5,738	71
Cognex Corp	70,857	2,401	GP Strategies Corp (a)	1,621	19
DXP Enterprises Inc (a)	3,482	87	Hexcel Corp (a)	718,914	17,765
Gardner Denver Inc	80,600	6,233	John Bean Technologies Corp	6,894	111
Global Power Equipment Group Inc (a)	3,140	83	Koppers Holdings Inc	5,272	174
Gorman-Rupp Co/The	3,812	102	LSB Industries Inc (a)	4,784	170
Graco Inc	122,982	5,281	Matthews International Corp	4,727	166
IDEX Corp	357,171	12,662	Myers Industries Inc	939	12
iRobot Corp (a)	6,202	210	NL Industries Inc	2,499	36
Kadant Inc (a)	1,205	26	Park-Ohio Holdings Corp (a)	3,341	54
Lindsay Corp	3,274	190	Polypore International Inc (a)	22,100	1,159
Middleby Corp (a)	77,663	6,546	Raven Industries Inc	3,948	237
Robbins & Myers Inc	123,242	5,508	Standex International Corp	834	32
Sauer-Danfoss Inc (a)	4,637	180	Sturm Ruger & Co Inc	4,848	147
Tennant Co	4,991	193	Trimas Corp (a)	6,493	127
Twin Disc Inc	3,416	133			$ 34,568

		$ 44,360	Office Furnishings - 0.51%
Media - 1.08%			Herman Miller Inc	14,782	305
Belo Corp	10,804	69	HNI Corp	10,113	243
Cumulus Media Inc (a)	1,890	6	Interface Inc	430,399	5,613
Demand Media Inc (a)	3,192	22	Knoll Inc	12,344	188
DG FastChannel Inc (a)	8,427	157	Steelcase Inc	3,414	25
Factset Research Systems Inc	39,452	3,922			$ 6,374
Knology Inc (a)	655,900	9,399
Sinclair Broadcast Group Inc	1,264	12	Oil & Gas - 2.60%
			Alon USA Energy Inc	3,416	26
		$ 13,587	Apco Oil and Gas International Inc	2,325	193
Metal Fabrication & Hardware - 1.41%			Approach Resources Inc (a)	6,690	163
Ampco-Pittsburgh Corp	336	7	Berry Petroleum Co	13,129	454
Dynamic Materials Corp	5,384	117	Bill Barrett Corp (a)	25,918	1,078
Furmanite Corp (a)	14,614	97	Cabot Oil & Gas Corp	55,546	4,317
Haynes International Inc	19,802	1,159	Callon Petroleum Co (a)	16,273	77
Mueller Industries Inc	2,063	83	Carrizo Oil & Gas Inc (a)	9,918	270

See accompanying notes

437

Schedule of Investments SmallCap Growth Fund I October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Pharmaceuticals (continued)
Cheniere Energy Inc (a)	33,192	$ 380	Catalyst Health Solutions Inc (a)	158,400	$ 8,707
Clayton Williams Energy Inc (a)	2,382	156	Depomed Inc (a)	21,230	95
Contango Oil & Gas Co (a)	3,073	198	Dusa Pharmaceuticals Inc (a)	9,794	44
CVR Energy Inc	22,437	556	Hi-Tech Pharmacal Co Inc (a)	1,271	45
Energy XXI Bermuda Ltd (a)	19,184	563	Impax Laboratories Inc (a)	91,732	1,735
FX Energy Inc (a)	11,669	69	Infinity Pharmaceuticals Inc (a)	7,560	57
GeoResources Inc (a)	3,094	82	Ironwood Pharmaceuticals Inc (a)	213,980	2,911
Gulfport Energy Corp (a)	10,757	335	Isis Pharmaceuticals Inc (a)	25,724	213
Hyperdynamics Corp (a)	33,968	166	ISTA Pharmaceuticals Inc (a)	12,852	53
Kodiak Oil & Gas Corp (a)	46,844	324	Jazz Pharmaceuticals Inc (a)	5,632	219
Magnum Hunter Resources Corp - Warrants	2,431	—	Keryx Biopharmaceuticals Inc (a)	27,689	87
(a),(b),(c)			MAP Pharmaceuticals Inc (a)	176,590	2,610
McMoRan Exploration Co (a)	21,910	267	Medicis Pharmaceutical Corp	13,139	503
Northern Oil and Gas Inc (a)	14,280	345	Medivation Inc (a)	8,260	142
Oasis Petroleum Inc (a)	237,425	6,966	Nabi Biopharmaceuticals (a)	17,154	32
Panhandle Oil and Gas Inc	2,926	98	Nature's Sunshine Products Inc (a)	4,417	77
Patterson-UTI Energy Inc	22,000	447	Neogen Corp (a)	5,855	226
Petroquest Energy Inc (a)	4,563	33	Neurocrine Biosciences Inc (a)	14,168	89
Pioneer Drilling Co (a)	124,138	1,227	Obagi Medical Products Inc (a)	7,429	70
Resolute Energy Corp (a)	393,666	5,117	Omega Protein Corp (a)	760	8
Rex Energy Corp (a)	45,709	708	Onyx Pharmaceuticals Inc (a)	61,322	2,509
Rosetta Resources Inc (a)	27,766	1,232	Opko Health Inc (a)	28,125	151
SM Energy Co	73,660	6,107	Optimer Pharmaceuticals Inc (a)	229,169	3,271
Stone Energy Corp (a)	12,342	300	Orexigen Therapeutics Inc (a)	11,455	25
Vaalco Energy Inc (a)	2,684	18	Osiris Therapeutics Inc (a)	6,144	33
W&T Offshore Inc	8,777	173	Par Pharmaceutical Cos Inc (a)	6,481	198
Warren Resources Inc (a)	4,777	15	Pernix Therapeutics Holdings (a)	1,318	14
Western Refining Inc (a)	12,477	199	Pharmacyclics Inc (a)	181,362	2,389
		$ 32,659	Pharmasset Inc (a)	22,320	1,571
			POZEN Inc (a)	10,214	26
Oil & Gas Services - 3.58%			Progenics Pharmaceuticals Inc (a)	8,706	57
Basic Energy Services Inc (a)	93,899	1,722
			Questcor Pharmaceuticals Inc (a)	13,715	557
C&J Energy Services Inc (a)	2,489	42
			Salix Pharmaceuticals Ltd (a)	15,084	517
CARBO Ceramics Inc	31,214	4,240	Schiff Nutrition International Inc (a)	1,369	17
Complete Production Services Inc (a)	240,590	7,892
			Sciclone Pharmaceuticals Inc (a)	13,526	57
Dawson Geophysical Co (a)	872	25
			SIGA Technologies Inc (a)	13,785	45
Dril-Quip Inc (a)	160,890	10,475
			Spectrum Pharmaceuticals Inc (a)	12,806	142
Flotek Industries Inc (a)	20,165	150
			SXC Health Solutions Corp (a)	279,068	13,066
Global Geophysical Services Inc (a)	7,164	68
			Targacept Inc (a)	6,821	120
Gulf Island Fabrication Inc	827	23	Theravance Inc (a)	13,017	289
ION Geophysical Corp (a)	33,466	255
			USANA Health Sciences Inc (a)	2,727	94
Key Energy Services Inc (a)	28,572	369
			Vanda Pharmaceuticals Inc (a)	10,588	62
Lufkin Industries Inc	7,785	460	Vivus Inc (a)	19,744	186
Matrix Service Co (a)	1,589	17
			XenoPort Inc (a)	11,621	71
Mitcham Industries Inc (a)	2,711	40
			Zalicus Inc (a)	18,200	27
Newpark Resources Inc (a)	2,241	20
			Zogenix Inc (a)	8,476	17
Oceaneering International Inc	235,800	9,863			$ 46,448
Oil States International Inc (a)	64,400	4,483
OYO Geospace Corp (a)	1,806	142	Pipelines - 0.01%
Targa Resources Corp	3,587	121	Crosstex Energy Inc	9,256	121
Tesco Corp (a)	9,884	153
Tetra Technologies Inc (a)	3,412	32
Thermon Group Holdings Inc (a)	270,352	4,293	Real Estate - 0.01%
			HFF Inc (a)	12,078	133
		$ 44,885

Packaging & Containers - 0.02%			REITS - 0.46%
AEP Industries Inc (a)	1,720	46
Graphic Packaging Holding Co (a)	36,396	161	Acadia Realty Trust	3,329	69
			Alexander's Inc	533	231
		$ 207	American Assets Trust Inc	7,707	156
Pharmaceuticals - 3.70%			American Campus Communities Inc	7,887	307
Acura Pharmaceuticals Inc (a)	4,255	19	Associated Estates Realty Corp	863	15
Akorn Inc (a)	14,455	130	CBL & Associates Properties Inc	11,718	180
Alkermes PLC (a)	24,627	431	DuPont Fabros Technology Inc	5,730	119
Anacor Pharmaceuticals Inc (a)	4,099	28	EastGroup Properties Inc	3,142	137
Anthera Pharmaceuticals Inc (a)	8,759	56	Equity Lifestyle Properties Inc	5,481	363
Ardea Biosciences Inc (a)	98,770	1,967	Extra Space Storage Inc	9,495	214
Array BioPharma Inc (a)	10,102	24	Gladstone Commercial Corp	1,562	26
Auxilium Pharmaceuticals Inc (a)	12,356	192	Glimcher Realty Trust	23,894	219
AVI BioPharma Inc (a)	54,340	53	Highwoods Properties Inc	14,195	440
BioScrip Inc (a)	12,366	80	Home Properties Inc	12,489	736
Biospecifics Technologies Corp (a)	1,983	34	Investors Real Estate Trust	6,145	46

See accompanying notes

438

Schedule of Investments SmallCap Growth Fund I October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)

Kilroy Realty Corp	7,493	$ 275	Tractor Supply Co	72,520	$ 5,145

LTC Properties Inc	2,051	58	Ulta Salon Cosmetics & Fragrance Inc (a)	119,401	8,034

Mid-America Apartment Communities Inc	9,620	600	Vera Bradley Inc (a)	56,658	2,567

National Health Investors Inc	2,722	122	Vitamin Shoppe Inc (a)	119,939	4,523

Newcastle Investment Corp	22,254	102	Winmark Corp	911	45

Omega Healthcare Investors Inc	21,465	381	World Fuel Services Corp	460,182	18,339

Potlatch Corp	4,954	161	Zumiez Inc (a)	333,329	7,583

PS Business Parks Inc	1,433	76			$ 107,830

Tanger Factory Outlet Centers	22,523	634

Urstadt Biddle Properties Inc	1,145	20	Savings & Loans - 0.00%

Washington Real Estate Investment Trust	4,256	123	Westfield Financial Inc	2,895	21

		$ 5,810

			Semiconductors - 5.80%

Retail - 8.59%			Aeroflex Holding Corp (a)	7,847	85
99 Cents Only Stores (a)	2,130	46
			Amtech Systems Inc (a)	3,552	36
Aeropostale Inc (a)	20,195	276
			Applied Micro Circuits Corp (a)	728,453	4,910
AFC Enterprises Inc (a)	9,802	134
			ATMI Inc (a)	794	16
America's Car-Mart Inc (a)	1,808	60
			AXT Inc (a)	5,433	25
ANN INC (a)	176,383	4,699
			Cabot Microelectronics Corp (a)	2,240	86
Ascena Retail Group Inc (a)	16,400	474
			Cavium Inc (a)	167,734	5,483
Biglari Holdings Inc (a)	50	17
			Ceva Inc (a)	6,246	194
BJ's Restaurants Inc (a)	124,730	6,602
			Cirrus Logic Inc (a)	14,971	249
Body Central Corp (a)	42,042	883
			Diodes Inc (a)	9,930	222
Bravo Brio Restaurant Group Inc (a)	7,778	151
			eMagin Corp (a)	6,953	29

Buckle Inc/The	6,919	308	Entegris Inc (a)	563,010	5,045
Buffalo Wild Wings Inc (a)	4,706	312
			Entropic Communications Inc (a)	24,093	140
Caribou Coffee Co Inc (a)	56,674	773
			Fairchild Semiconductor International Inc (a)	450,671	6,747
Carrols Restaurant Group Inc (a)	4,712	44
			GT Advanced Technologies Inc (a)	35,402	290

Casey's General Stores Inc	9,845	488	Hittite Microwave Corp (a)	98,485	5,180

Cash America International Inc	2,537	139	Integrated Device Technology Inc (a)	26,625	162

Cato Corp/The	7,033	180	International Rectifier Corp (a)	185,710	4,511

CEC Entertainment Inc	5,181	164	IXYS Corp (a)	6,583	90
Cheesecake Factory Inc/The (a)	15,079	422
			Kopin Corp (a)	10,368	42
Coinstar Inc (a)	8,187	391
			Lattice Semiconductor Corp (a)	14,351	91
Cost Plus Inc (a)	4,755	37
			LTX-Credence Corp (a)	10,546	67

Cracker Barrel Old Country Store Inc	5,510	234	Magnachip Semiconductor Corp (a),(b)	281,585	2,132
Denny's Corp (a)	28,328	102
			Mellanox Technologies Ltd (a)	192,740	6,237
Destination Maternity Corp	4,301	71	Micrel Inc	14,177	156

Dick's Sporting Goods Inc	191,099	7,470	Microsemi Corp (a)	311,991	5,760

Dillard's Inc	16,300	840	Mindspeed Technologies Inc (a)	7,290	40
DineEquity Inc (a)	3,497	164
			MIPS Technologies Inc (a)	14,892	82
Domino's Pizza Inc (a)	29,941	959
			Monolithic Power Systems Inc (a)	9,221	115

DSW Inc	56,126	2,938	Netlogic Microsystems Inc (a)	94,331	4,641

Einstein Noah Restaurant Group Inc	2,146	32	Omnivision Technologies Inc (a)	12,862	210

Express Inc	14,193	321	Pericom Semiconductor Corp (a)	1,313	11
Ezcorp Inc (a)	12,094	336
			Power Integrations Inc	6,518	232

Finish Line Inc/The	6,336	127	Rambus Inc (a)	22,198	394
First Cash Financial Services Inc (a)	8,069	335
			Rubicon Technology Inc (a)	7,026	73
GameStop Corp (a)	300,179	7,676
			Semtech Corp (a)	18,348	448
Genesco Inc (a)	919	54
			Silicon Image Inc (a)	17,638	114
GNC Holdings Inc (a)	5,938	147
			Silicon Motion Technology Corp ADR(a)	74,900	1,258
Gordmans Stores Inc (a)	2,043	29
			Teradyne Inc (a)	449,660	6,439
Hibbett Sports Inc (a)	207,640	8,553
			TriQuint Semiconductor Inc (a)	46,178	246

HSN Inc	10,267	366	Ultra Clean Holdings (a)	9,120	50
JOS A Bank Clothiers Inc (a)	7,096	379
			Ultratech Inc (a)	76,010	1,657
Krispy Kreme Doughnuts Inc (a)	15,269	108
			Veeco Instruments Inc (a)	7,996	213

Men's Wearhouse Inc	3,482	107	Volterra Semiconductor Corp (a)	362,508	8,592
MSC Industrial Direct Co	88,224	6,000

Nu Skin Enterprises Inc	14,219	718			$ 72,800

Panera Bread Co (a)	40,818	5,457	Software - 8.47%

Papa John's International Inc (a)	5,149	174	ACI Worldwide Inc (a)	8,845	271

PF Chang's China Bistro Inc	5,518	172	Actuate Corp (a)	13,755	89

Pier 1 Imports Inc (a)	13,301	166	Advent Software Inc (a)	8,450	232

Pricesmart Inc	3,982	303	American Software Inc/Georgia	9,451	74

Red Robin Gourmet Burgers Inc (a)	4,859	122	ANSYS Inc (a)	73,726	4,008

Rue21 Inc (a)	6,231	166	Aspen Technology Inc (a)	465,469	8,072

Ruth's Hospitality Group Inc (a)	2,351	11	athenahealth Inc (a)	9,006	477

Sonic Corp (a)	15,731	117	Blackbaud Inc	11,779	330

Systemax Inc (a)	243	4	Bottomline Technologies Inc (a)	9,538	232

Teavana Holdings Inc (a)	964	22	CommVault Systems Inc (a)	265,303	11,297

Texas Roadhouse Inc	14,962	214	Computer Programs & Systems Inc	2,857	146

See accompanying notes

439

Schedule of Investments
SmallCap Growth Fund I
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Software (continued)			Telecommunications (continued)
Concur Technologies Inc (a)	152,186	$ 7,079	NeoPhotonics Corp (a)	2,444	$ 13
CSG Systems International Inc (a)	6,658	95	Netgear Inc (a)	161,416	5,724
DemandTec Inc (a)	886,564	6,702	NTELOS Holdings Corp	7,616	145
Digi International Inc (a)	1,573	20	Numerex Corp (a)	3,778	30
Dynavox Inc (a)	2,925	10	Oplink Communications Inc (a)	3,410	55
Ebix Inc	8,284	142	PAETEC Holding Corp (a)	22,477	123
Envestnet Inc (a)	7,731	90	Plantronics Inc	3,652	122
Epocrates Inc (a)	2,326	20	Powerwave Technologies Inc (a)	13,562	49
Fair Isaac Corp	5,979	164	RF Micro Devices Inc (a)	11,468	84
Informatica Corp (a)	132,592	6,033	Shenandoah Telecommunications Co	9,527	129
Interactive Intelligence Group (a)	147,563	4,095	TeleNav Inc (a)	6,117	53
JDA Software Group Inc (a)	3,032	97	ViaSat Inc (a)	2,962	126
MedAssets Inc (a)	10,435	111	Vonage Holdings Corp (a)	24,567	82
Medidata Solutions Inc (a)	8,753	157			$ 19,624
MedQuist Holdings Inc (a)	12,768	109
MicroStrategy Inc (a)	2,121	279	Transportation - 3.52%
			Atlas Air Worldwide Holdings Inc (a)	119,230	4,593
Monotype Imaging Holdings Inc (a)	9,465	128
NetSuite Inc (a)	45,953	1,748	Celadon Group Inc	5,242	58
			Echo Global Logistics Inc (a)	4,515	70
Omnicell Inc (a)	6,386	95
Opnet Technologies Inc	3,707	162	Forward Air Corp	7,580	248
			Genesee & Wyoming Inc (a)	161,281	9,549
Parametric Technology Corp (a)	26,567	553
PDF Solutions Inc (a)	9,165	47	Golar LNG Ltd	10,193	412
			Gulfmark Offshore Inc (a)	1,661	69
Pegasystems Inc	220,336	8,327
Progress Software Corp (a)	10,251	216	Heartland Express Inc	12,716	170
			HUB Group Inc (a)	31,010	970
PROS Holdings Inc (a)	8,618	137
			Kirby Corp (a)	136,228	8,383
QAD Inc (a)	2,658	31
QLIK Technologies Inc (a)	169,961	4,856	Knight Transportation Inc	514,548	7,822
			Old Dominion Freight Line Inc (a)	10,731	392
Quality Systems Inc	10,008	389	Pacer International Inc (a)	1,370	6
Quest Software Inc (a)	7,401	130
			Quality Distribution Inc (a)	1,780	20
RealPage Inc (a)	6,620	174
			Roadrunner Transportation Systems Inc (a)	322,864	5,389
RightNow Technologies Inc (a)	258,164	11,104
			Swift Transportation Co (a)	9,240	82
Seachange International Inc (a)	5,112	43
SolarWinds Inc (a)	291,050	8,400	UTI Worldwide Inc	399,707	5,840
Synchronoss Technologies Inc (a)	71,877	2,160	Werner Enterprises Inc	2,564	61
Take-Two Interactive Software Inc (a)	145,055	2,289			$ 44,134
Taleo Corp (a)	137,338	4,450	Trucking & Leasing - 0.01%
Tyler Technologies Inc (a)	8,508	269	TAL International Group Inc	5,729	159
Ultimate Software Group Inc (a)	90,721	5,459
VeriFone Systems Inc (a)	107,743	4,548
Verint Systems Inc (a)	5,605	167	Water - 0.00%
		$ 106,313	Pennichuck Corp	957	27

Storage & Warehousing - 0.01%			TOTAL COMMON STOCKS		$ 1,192,033
Mobile Mini Inc (a)	3,859	70		Maturity
Wesco Aircraft Holdings Inc (a)	3,215	36	REPURCHASE AGREEMENTS - 4.37%	Amount (000's)	Value (000's)
		$ 106
			Banks - 4.37%
Telecommunications - 1.56%			Investment in Joint Trading Account; Credit	$ 16,498	$ 16,498
8x8 Inc (a)	24,897	94	Suisse Repurchase Agreement; 0.08%
ADTRAN Inc	192,839	6,479	dated 10/31/11 maturing 11/01/11
Alaska Communications Systems Group Inc	3,627	26	(collateralized by US Government
Anaren Inc (a)	663	13	Securities; $16,828,197; 0.00%; dated
Anixter International Inc (a)	3,260	191	05/15/12 - 08/15/35)
Aruba Networks Inc (a)	19,034	451	Investment in Joint Trading Account; Deutsche	19,798	19,798
Cincinnati Bell Inc (a)	23,903	77	Bank Repurchase Agreement; 0.10% dated
Consolidated Communications Holdings Inc	8,252	156	10/31/11 maturing 11/01/11 (collateralized
DigitalGlobe Inc (a)	7,696	157	by US Government Securities;
EXFO Inc (a)	559,263	3,417	$20,193,837; 0.00% - 0.05%; dated
Extreme Networks (a)	9,229	27	12/21/11 - 10/15/29)
Finisar Corp (a)	20,272	415	Investment in Joint Trading Account; Merrill	18,575	18,575
General Communication Inc (a)	16,736	158	Lynch Repurchase Agreement; 0.09%
GeoEye Inc (a)	506	17	dated 10/31/11 maturing 11/01/11
Globecomm Systems Inc (a)	6,279	85	(collateralized by US Government
Harmonic Inc (a)	10,077	56	Securities; $18,946,261; 0.00% - 8.13%;
HickoryTech Corp	5,284	59	dated 11/25/11 - 09/15/60)
IDT Corp - Class B	5,049	58			$ 54,871
InterDigital Inc	10,153	441	TOTAL REPURCHASE AGREEMENTS		$ 54,871
Iridium Communications Inc (a)	2,033	13
Ixia (a)	15,476	175	Total Investments		$ 1,246,904
Level 3 Communications Inc (a)	5,173	138	Other Assets in Excess of Liabilities, Net - 0.63%		$ 7,882
LogMeIn Inc (a)	4,560	186	TOTAL NET ASSETS - 100.00%		$ 1,254,786

See accompanying notes

440

Schedule of Investments SmallCap Growth Fund I October 31, 2011

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $5 or 0.00% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 141,464
Unrealized Depreciation		(81,439)
Net Unrealized Appreciation (Depreciation)	$ 60,025
Cost for federal income tax purposes	$ 1,186,879

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		28 .17%
Industrial		17 .60%
Technology		16 .66%
Consumer, Cyclical		15 .59%
Financial		7 .50%
Energy		6 .24%
Communications		5 .68%
Basic Materials		1 .90%
Utilities		0 .02%
Diversified		0 .01%
Other Assets in Excess of Liabilities, Net		0 .63%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	815	$ 55,250	$ 60,253	$ 5,003
$ 5,003

All dollar amounts are shown in thousands (000's)

See accompanying notes

441

Schedule of Investments SmallCap Growth Fund II October 31, 2011

COMMON STOCKS - 96.84%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.46%			Banks (continued)
Marchex Inc	32,939	$ 292	Westamerica Bancorporation	707	$ 32
Valuevision Media Inc (a)	149,293	490			$ 4,562

		$ 782	Beverages - 0.04%
Aerospace & Defense - 2.42%			Boston Beer Co Inc (a)	375	33
AAR Corp	696	14	Peet's Coffee & Tea Inc (a)	574	37
Aerovironment Inc (a)	708	23			$ 70
Astronics Corp (a)	706	22
Cubic Corp	479	23	Biotechnology - 1.60%
			3SBio Inc ADR(a)	24,474	282
Esterline Technologies Corp (a)	19,528	1,092
			Acorda Therapeutics Inc (a)	1,749	38
GenCorp Inc (a)	2,941	14
			Affymax Inc (a)	1,180	6
HEICO Corp	1,847	105	Alnylam Pharmaceuticals Inc (a)	2,551	21
Kaman Corp	643	21	Ariad Pharmaceuticals Inc (a)	5,121	60
LMI Aerospace Inc (a)	7,894	158
			Arqule Inc (a)	3,639	21
Moog Inc (a)	300	12
			Astex Pharmaceuticals (a)	360	1
National Presto Industries Inc	210	20	BioCryst Pharmaceuticals Inc (a)	1,988	6
Orbital Sciences Corp (a)	1,756	27
			Biosante Pharmaceuticals Inc (a)	114,159	303
Teledyne Technologies Inc (a)	440	24
			Complete Genomics Inc (a)	682	4
Triumph Group Inc	44,492	2,585	Cubist Pharmaceuticals Inc (a)	2,656	100
		$ 4,140	Emergent Biosolutions Inc (a)	1,053	20
Agriculture - 0.01%			Enzo Biochem Inc (a)	212	1
Vector Group Ltd	1,237	22	Enzon Pharmaceuticals Inc (a)	167	1
			Exact Sciences Corp (a)	2,490	20
			Exelixis Inc (a)	5,665	44
Airlines - 0.03%			Geron Corp (a)	1,969	5
Alaska Air Group Inc (a)	145	10
			Halozyme Therapeutics Inc (a)	3,557	30
Allegiant Travel Co (a)	654	34
			Immunogen Inc (a)	2,288	31
		$ 44	Immunomedics Inc (a)	4,523	16
Apparel - 1.65%			Incyte Corp (a)	59,412	818
Carter's Inc (a)	1,634	62	Inhibitex Inc (a)	3,203	12
Crocs Inc (a)	80,892	1,430	InterMune Inc (a)	1,109	28
G-III Apparel Group Ltd (a)	16,750	472	Lexicon Pharmaceuticals Inc (a)	4,507	5
Maidenform Brands Inc (a)	1,021	25	Medicines Co/The (a)	1,329	25
Oxford Industries Inc	572	23	Momenta Pharmaceuticals Inc (a)	1,999	30
Steven Madden Ltd (a)	16,268	601	Novavax Inc (a)	4,370	7
True Religion Apparel Inc (a)	1,125	38	NPS Pharmaceuticals Inc (a)	85,016	439
Warnaco Group Inc/The (a)	1,659	81	Nymox Pharmaceutical Corp (a)	1,171	11
Wolverine World Wide Inc	2,223	84	Oncothyreon Inc (a)	1,987	14
		$ 2,816	Pacific Biosciences of California Inc (a)	513	2
			PDL BioPharma Inc	5,107	31
Automobile Manufacturers - 0.13%			Peregrine Pharmaceuticals Inc (a)	5,470	6
Wabash National Corp (a)	31,113	215	PharmAthene Inc (a)	2,430	4
			Sangamo Biosciences Inc (a)	3,735	12
Automobile Parts & Equipment - 0.67%			Seattle Genetics Inc (a)	3,745	82
Accuride Corp (a)	325	2	Sequenom Inc (a)	36,600	182
Amerigon Inc (a)	1,530	23	Sunesis Pharmaceuticals Inc (a)	1,827	2
Cooper Tire & Rubber Co	2,338	34	Trius Therapeutics Inc (a)	527	4
Dana Holding Corp (a)	5,342	76	Vical Inc (a)	4,428	13
Dorman Products Inc (a)	485	19			$ 2,737
Douglas Dynamics Inc	688	10	Building Materials - 0.13%
Meritor Inc (a)	2,830	27
Tenneco Inc (a)	2,323	76	Eagle Materials Inc	1,356	28
			Interline Brands Inc (a)	199	3
Titan International Inc	23,442	527	LSI Industries Inc	27,414	184
Westport Innovations Inc (a)	11,679	353
					$ 215
		$ 1,147
			Chemicals - 1.44%
Banks - 2.67%			American Vanguard Corp	246	3
Arrow Financial Corp	62	2	Balchem Corp	1,304	48
Bank of the Ozarks Inc	42,830	1,065	Chemtura Corp (a)	2,225	27
Bridge Bancorp Inc	149	3	Codexis Inc (a)	1,688	8
Bryn Mawr Bank Corp	189	4	Hawkins Inc	592	23
Cass Information Systems Inc	579	23	HB Fuller Co	244	5
Enterprise Financial Services Corp	149	2	Innophos Holdings Inc	1,021	45
First Financial Bankshares Inc	763	24	Innospec Inc (a)	946	29
Signature Bank/New York NY (a)	28,513	1,589
			Kraton Performance Polymers Inc (a)	35,890	706
SVB Financial Group (a)	654	30
			NewMarket Corp	7,469	1,450
SY Bancorp Inc	128	3	Olin Corp	1,865	35
Texas Capital Bancshares Inc (a)	31,953	895
			Omnova Solutions Inc (a)	3,230	14
Trustco Bank Corp NY	283	1	PolyOne Corp	3,027	34
Walker & Dunlop Inc (a)	70,053	889
			Quaker Chemical Corp	671	23

See accompanying notes

442

Schedule of Investments SmallCap Growth Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Chemicals (continued)			Commercial Services (continued)
TPC Group Inc (a)	584	$ 12	Sotheby's	3,013	$ 106
		$ 2,462	Standard Parking Corp (a)	1,129	20
			Steiner Leisure Ltd (a)	655	32
Coal - 0.04%			Strayer Education Inc	539	46
Cloud Peak Energy Inc (a)	856	20
			SuccessFactors Inc (a)	65,775	1,756
Hallador Energy Co	247	2	Team Health Holdings Inc (a)	1,155	23
Patriot Coal Corp (a)	3,724	47
			Team Inc (a)	859	21
SunCoke Energy Inc (a)	439	5
			TeleTech Holdings Inc (a)	1,177	21
Westmoreland Coal Co (a)	182	2
			TMS International Corp (a)	359	3
		$ 76	TNS Inc (a)	979	19

Commercial Services - 4.33%			Transcend Services Inc (a)	13,249	362
ABM Industries Inc	1,010	20	TrueBlue Inc (a)	1,999	26
Acacia Research - Acacia Technologies (a)	18,054	719	Valassis Communications Inc (a)	2,165	42
Accretive Health Inc (a)	1,773	42	Viad Corp	195	4
Advance America Cash Advance Centers Inc	438	4	Wright Express Corp (a)	1,759	82
Advisory Board Co/The (a)	4,935	302	Zillow Inc (a)	69	2
American Public Education Inc (a)	6,260	224			$ 7,412
AMN Healthcare Services Inc (a)	1,239	6
			Computers - 3.30%
Arbitron Inc	1,215	48	3D Systems Corp (a)	95,782	1,559
AVEO Pharmaceuticals Inc (a)	1,353	22
			CACI International Inc (a)	147	8
Avis Budget Group Inc (a)	4,649	66
			CIBER Inc (a)	49,782	173
Bridgepoint Education Inc (a)	1,275	28
			Computer Task Group Inc (a)	22,588	288
Capella Education Co (a)	690	24
			Digimarc Corp (a)	447	12
Cardtronics Inc (a)	21,375	533
			Dot Hill Systems Corp (a)	883	2
Cenveo Inc (a)	2,011	8
			Electronics for Imaging Inc (a)	224	3
Chemed Corp	942	56	Fortinet Inc (a)	77,760	1,793
Consolidated Graphics Inc (a)	349	16
			Immersion Corp (a)	36,095	248
Corporate Executive Board Co	1,544	56	Jack Henry & Associates Inc	3,921	127
Corvel Corp (a)	453	23
			LivePerson Inc (a)	2,392	30
CoStar Group Inc (a)	980	60
			Magma Design Automation Inc (a)	4,628	24
CRA International Inc (a)	136	3
			Manhattan Associates Inc (a)	8,664	367
Deluxe Corp	2,252	53	Maxwell Technologies Inc (a)	1,084	22
DFC Global Corp (a)	1,899	42
			Mentor Graphics Corp (a)	1,948	22
Dollar Thrifty Automotive Group Inc (a)	1,287	79
			Mitek Systems Inc (a)	49,815	504
Electro Rent Corp	529	9	MTS Systems Corp	752	28
ExamWorks Group Inc (a)	1,860	20
			NCI Inc (a)	81	1
ExlService Holdings Inc (a)	736	19
			Netscout Systems Inc (a)	1,657	27
Forrester Research Inc	668	24	RealD Inc (a)	1,828	20
Grand Canyon Education Inc (a)	1,112	18
			STEC Inc (a)	17,113	193
Hackett Group Inc/The (a)	1,291	5
			Stratasys Inc (a)	808	23
Healthcare Services Group Inc	2,575	45	Super Micro Computer Inc (a)	1,917	31
Heartland Payment Systems Inc	1,728	38	SYKES Enterprises Inc (a)	320	5
Hillenbrand Inc	2,796	59	Synaptics Inc (a)	1,594	54
HMS Holdings Corp (a)	3,745	92
Huron Consulting Group Inc (a)	924	33	Syntel Inc	683	33
			Unisys Corp (a)	1,231	32
ICF International Inc (a)	476	11
			Virtusa Corp (a)	1,030	17
Insperity Inc	1,014	26			$ 5,646
Intersections Inc	632	11
K12 Inc (a)	1,134	40	Consumer Products - 0.04%
Kenexa Corp (a)	980	22	American Greetings Corp	166	3
Kforce Inc (a)	2,074	26	AT Cross Co (a)	602	7
Korn/Ferry International (a)	187	3	Oil-Dri Corp of America	64	1
Landauer Inc	417	21	Spectrum Brands Holdings Inc (a)	914	23
MAXIMUS Inc	1,576	64	WD-40 Co	728	32
Medifast Inc (a)	983	16			$ 66
MoneyGram International Inc (a)	5,292	14
Monro Muffler Brake Inc	1,365	51	Cosmetics & Personal Care - 0.17%
			Elizabeth Arden Inc (a)	854	29
Multi-Color Corp	60	2
National American University Holdings Inc	613	4	Inter Parfums Inc	14,401	266
National Research Corp	120	4			$ 295

On Assignment Inc (a)	29,197	315	Distribution & Wholesale - 3.44%
PAREXEL International Corp (a)	52,164	1,150	Beacon Roofing Supply Inc (a)	2,056	38
PDI Inc (a)	25,131	162	Brightpoint Inc (a)	2,028	21
Pendrell Corp (a)	6,602	16	Core-Mark Holding Co Inc	106	4
PRGX Global Inc (a)	1,331	7	Houston Wire & Cable Co	1,268	16
Providence Service Corp/The (a)	179	2	MWI Veterinary Supply Inc (a)	45,991	3,472
Quad/Graphics Inc	156	3	Owens & Minor Inc	2,299	69
Rollins Inc	2,842	62	Pool Corp	2,158	63
RPX Corp (a)	662	10	Titan Machinery Inc (a)	354	8
ServiceSource International Inc (a)	687	9	United Stationers Inc	1,311	42

See accompanying notes

443

Schedule of Investments
SmallCap Growth Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Distribution & Wholesale (continued)			Electronics (continued)
Watsco Inc	1,077	$ 66	Viasystems Group Inc (a)	18	$ —
WESCO International Inc (a)	43,270	2,097	Watts Water Technologies Inc	191	6
		$ 5,896	Woodward Inc	2,751	93

Diversified Financial Services - 0.97%					$ 5,168
Aircastle Ltd	399	5	Energy - Alternate Sources - 0.41%
Apollo Residential Mortgage Inc (a)	490	8	Clean Energy Fuels Corp (a)	1,904	23
BGC Partners Inc	3,214	22	FuelCell Energy Inc (a)	133,883	143
Cohen & Steers Inc	652	18	FutureFuel Corp	463	5
Credit Acceptance Corp (a)	285	20	Gevo Inc (a)	63,982	475
Diamond Hill Investment Group Inc	183	14	Headwaters Inc (a)	29,465	52
Duff & Phelps Corp	2,070	26			$ 698
Encore Capital Group Inc (a)	15,319	415
Epoch Holding Corp	1,054	22	Engineering & Construction - 0.07%
Evercore Partners Inc - Class A	9,678	265	Argan Inc	120	2
			Dycom Industries Inc (a)	400	8
Financial Engines Inc (a)	26,911	611
			Exponent Inc (a)	620	30
Higher One Holdings Inc (a)	1,361	24
			MasTec Inc (a)	2,480	53
Imperial Holdings Inc (a)	1,036	2
			Mistras Group Inc (a)	1,012	22
MarketAxess Holdings Inc	1,269	37
Portfolio Recovery Associates Inc (a)	756	53			$ 115
Pzena Investment Management Inc	523	2	Entertainment - 1.27%
Stifel Financial Corp (a)	805	26	Bluegreen Corp (a)	114,947	260
Virtus Investment Partners Inc (a)	365	23	Churchill Downs Inc	226	11
Westwood Holdings Group Inc	425	16	Cinemark Holdings Inc	3,269	67
World Acceptance Corp (a)	673	45	National CineMedia Inc	2,470	30
		$ 1,654	Shuffle Master Inc (a)	159,395	1,691
Electric - 0.01%			Six Flags Entertainment Corp	1,859	67
Atlantic Power Corp	360	5	Vail Resorts Inc	1,105	49
Genie Energy Ltd	870	7			$ 2,175
		$ 12	Environmental Control - 0.17%
			Calgon Carbon Corp (a)	1,692	27
Electrical Components & Equipment - 0.53%			Clean Harbors Inc (a)	2,086	122
Acuity Brands Inc	1,917	89	Darling International Inc (a)	5,208	73
Belden Inc	1,781	57	EnergySolutions Inc (a)	1,186	4
Coleman Cable Inc (a)	539	5
			Metalico Inc (a)	1,581	7
EnerSys (a)	1,050	24
Generac Holdings Inc (a)	627	14	Mine Safety Appliances Co	1,189	40
			Tetra Tech Inc (a)	863	19
Graham Corp	676	16	TRC Cos Inc (a)	1,208	5
Littelfuse Inc	964	47
Orion Energy Systems Inc (a)	57,490	177			$ 297
Power-One Inc (a)	50,148	248	Food - 2.02%
PowerSecure International Inc (a)	19,651	84	Arden Group Inc	84	8
Satcon Technology Corp (a)	66,774	71	B&G Foods Inc	1,219	26
Universal Display Corp (a)	1,492	70	Cal-Maine Foods Inc	57	2
Vicor Corp	1,398	13	Chefs' Warehouse Inc/The (a)	21,050	301
		$ 915	Diamond Foods Inc	24,651	1,620
			Dole Food Co Inc (a)	464	5
Electronics - 3.02%			Fresh Market Inc/The (a)	21,137	846
American Science & Engineering Inc	387	26	Hain Celestial Group Inc (a)	600	20
Analogic Corp	412	22
Badger Meter Inc	561	18	J&J Snack Foods Corp	615	32
Brady Corp	275	9	Lancaster Colony Corp	841	56
			Lifeway Foods Inc (a)	14,003	147
Coherent Inc (a)	863	44
Cymer Inc (a)	540	24	Ruddick Corp	1,181	52
			Smart Balance Inc (a)	27,012	177
Daktronics Inc	474	5
DDi Corp	360	3	Tootsie Roll Industries Inc	942	23
			TreeHouse Foods Inc (a)	928	57
Electro Scientific Industries Inc	182	2	United Natural Foods Inc (a)	2,148	78
FARO Technologies Inc (a)	71,108	2,971
FEI Co (a)	1,388	55			$ 3,450
Fluidigm Corp (a)	446	6	Forest Products & Paper - 0.99%
II-VI Inc (a)	90,396	1,718	Deltic Timber Corp	458	31
Kemet Corp (a)	154	2	Neenah Paper Inc	491	8
LeCroy Corp (a)	1,117	12	Schweitzer-Mauduit International Inc	23,415	1,647
Measurement Specialties Inc (a)	721	23	Xerium Technologies Inc (a)	785	8
Multi-Fineline Electronix Inc (a)	105	2			$ 1,694
Newport Corp (a)	809	11
OSI Systems Inc (a)	707	31	Gas - 0.01%
Plexus Corp (a)	1,584	41	South Jersey Industries Inc	368	21
Pulse Electronics Corp	2,862	10
Rofin-Sinar Technologies Inc (a)	919	24
TTM Technologies Inc (a)	848	10	Hand & Machine Tools - 0.14%
			Franklin Electric Co Inc	963	44

See accompanying notes

444

Schedule of Investments SmallCap Growth Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Hand & Machine Tools (continued)			Healthcare - Products (continued)
Hardinge Inc	22,004	$ 192	Zoll Medical Corp (a)	950	$ 36
		$ 236			$ 6,380

Healthcare - Products - 3.73%			Healthcare - Services - 1.50%
Abaxis Inc (a)	976	27	Adcare Health Systems Inc (a)	25,814	112
ABIOMED Inc (a)	2,195	33	Air Methods Corp (a)	5,750	465
Accuray Inc (a)	4,296	17	Alliance HealthCare Services Inc (a)	1,779	2
Affymetrix Inc (a)	43,971	246	Bio-Reference Labs Inc (a)	1,065	21
Align Technology Inc (a)	2,658	61	Capital Senior Living Corp (a)	608	5
ArthroCare Corp (a)	1,184	36	Centene Corp (a)	1,384	49
AtriCure Inc (a)	2,640	30	Emeritus Corp (a)	1,299	23
Atrion Corp	112	25	Ensign Group Inc/The	1,164	26
Bacterin International Holdings Inc (a)	1,521	5	HealthSouth Corp (a)	35,664	630
Biolase Technology Inc (a)	37,302	136	Healthspring Inc (a)	1,627	88
Bruker BioSciences Corp (a)	22,723	328	IPC The Hospitalist Co Inc (a)	709	30
Caliper Life Sciences Inc (a)	34,903	366	LHC Group Inc (a)	55	1
CardioNet Inc (a)	436	1	Metropolitan Health Networks Inc (a)	2,891	19
Cardiovascular Systems Inc (a)	12,602	104	Molina Healthcare Inc (a)	44,815	949
Cepheid Inc (a)	2,737	98	RadNet Inc (a)	2,097	5
Chindex International Inc (a)	394	4	Select Medical Holdings Corp (a)	686	6
Columbia Laboratories Inc (a)	4,040	10	Sunrise Senior Living Inc (a)	2,927	16
Conceptus Inc (a)	2,226	26	US Physical Therapy Inc	804	16
CryoLife Inc (a)	270	1	Vanguard Health Systems Inc (a)	736	7
Cutera Inc (a)	24,662	176	WellCare Health Plans Inc (a)	1,886	92
Cyberonics Inc (a)	1,229	35			$ 2,562
DexCom Inc (a)	2,852	28
Endologix Inc (a)	2,161	24	Holding Companies - Diversified - 0.01%
			Horizon Pharma Inc (a)	325	3
Exactech Inc (a)	414	7
Genomic Health Inc (a)	735	16	Primoris Services Corp	1,589	21
Greatbatch Inc (a)	18,094	404			$ 24
Haemonetics Corp (a)	1,138	69	Home Furnishings - 0.44%
Hanger Orthopedic Group Inc (a)	1,196	21	DTS Inc/CA (a)	800	22
HeartWare International Inc (a)	5,263	358	Ethan Allen Interiors Inc	584	12
ICU Medical Inc (a)	191	8	Select Comfort Corp (a)	2,171	45
Insulet Corp (a)	1,985	32	Skullcandy Inc (a)	39,067	615
Integra LifeSciences Holdings Corp (a)	924	30	TiVo Inc (a)	5,421	59
Invacare Corp	106	2			$ 753
IRIS International Inc (a)	866	8
Kensey Nash Corp (a)	586	16	Housewares - 0.01%
Luminex Corp (a)	1,638	36	Libbey Inc (a)	1,352	17
MAKO Surgical Corp (a)	1,417	54
Masimo Corp	2,328	48	Insurance - 0.40%
Medical Action Industries Inc (a)	488	3	American Safety Insurance Holdings Ltd (a)	13,552	277
Medtox Scientific Inc	516	8	Amtrust Financial Services Inc	208	5
Merge Healthcare Inc (a)	3,570	24
			Crawford & Co	1,773	13
Meridian Bioscience Inc	1,777	32	Maiden Holdings Ltd	47,743	389
Merit Medical Systems Inc (a)	88,772	1,191
Natus Medical Inc (a)	1,027	9			$ 684
NuVasive Inc (a)	1,713	25	Internet - 5.40%
NxStage Medical Inc (a)	1,897	44	AboveNet Inc	28,952	1,718
OraSure Technologies Inc (a)	2,070	19	Ancestry.com Inc (a)	1,438	33
Orthofix International NV (a)	782	27	Blue Coat Systems Inc (a)	1,107	18
PSS World Medical Inc (a)	2,421	54	Blue Nile Inc (a)	560	25
Quidel Corp (a)	1,259	22	Boingo Wireless Inc (a)	291	2
Rockwell Medical Technologies Inc (a)	1,103	9	BroadSoft Inc (a)	1,000	36
Sirona Dental Systems Inc (a)	9,230	442	Clicksoftware Technologies Ltd	13,773	136
SonoSite Inc (a)	612	19	Cogent Communications Group Inc (a)	1,999	32
Spectranetics Corp (a)	2,293	18	comScore Inc (a)	1,429	30
STAAR Surgical Co (a)	39,705	357	Constant Contact Inc (a)	1,312	27
Stereotaxis Inc (a)	3,056	4	DealerTrack Holdings Inc (a)	1,616	35
STERIS Corp	2,558	79	Dice Holdings Inc (a)	2,149	22
Synergetics USA Inc (a)	1,516	10	eResearchTechnology Inc (a)	1,727	9
Synovis Life Technologies Inc (a)	758	14	Global Sources Ltd (a)	1,073	8
Thoratec Corp (a)	13,394	489	GSI Commerce Inc - Escrow Shares (a),(b),(c)	2,605	1
Trinity Biotech PLC ADR	13,675	140	HealthStream Inc (a)	39,910	606
Uroplasty Inc (a)	1,229	6	Infospace Inc (a)	420	4
Vascular Solutions Inc (a)	26,969	286	IntraLinks Holdings Inc (a)	2,215	19
Volcano Corp (a)	2,022	50	j2 Global Communications Inc	2,089	64
West Pharmaceutical Services Inc	813	32	Keynote Systems Inc	950	23
Young Innovations Inc	179	5	Limelight Networks Inc (a)	45,700	127
			Lionbridge Technologies Inc (a)	86,127	233

See accompanying notes

445

Schedule of Investments SmallCap Growth Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet (continued)			Metal Fabrication & Hardware (continued)
Liquidity Services Inc (a)	837	$ 27	Furmanite Corp (a)	2,519	$ 17
LoopNet Inc (a)	1,201	21	Haynes International Inc	443	26
NIC Inc	2,839	39	Mueller Industries Inc	354	14
OpenTable Inc (a)	1,069	47	NN Inc (a)	1,145	10
QuinStreet Inc (a)	226	3	RBC Bearings Inc (a)	762	31
Rackspace Hosting Inc (a)	30,500	1,262	Sun Hydraulics Corp	886	26
Responsys Inc (a)	50,030	546	Worthington Industries Inc	1,806	31
S1 Corp (a)	511	5			$ 176
Sapient Corp	4,238	52
Shutterfly Inc (a)	1,155	48	Mining - 1.16%
			Allied Nevada Gold Corp (a)	42,858	1,628
Sourcefire Inc (a)	42,106	1,160
SPS Commerce Inc (a)	583	11	AMCOL International Corp	932	28
			Coeur d'Alene Mines Corp (a)	413	11
TeleCommunication Systems Inc (a)	1,263	4
TIBCO Software Inc (a)	62,736	1,813	Globe Specialty Metals Inc	2,955	49
Travelzoo Inc (a)	394	13	Gold Resource Corp	1,211	27
			Golden Minerals Co (a)	1,785	13
ValueClick Inc (a)	19,881	350
VASCO Data Security International Inc (a)	1,842	15	Hecla Mining Co	12,624	79
			Horsehead Holding Corp (a)	159	1
VirnetX Holding Corp (a)	1,849	40
Vocus Inc (a)	11,469	234	Kaiser Aluminum Corp	484	22
			Materion Corp (a)	110	3
Web.com Group Inc (a)	30,592	296
Websense Inc (a)	1,781	32	Noranda Aluminum Holding Corp	1,549	14
			Revett Minerals Inc (a)	942	4
Zix Corp (a)	4,526	11
			Stillwater Mining Co (a)	4,840	55
		$ 9,237	United States Lime & Minerals Inc (a)	36	2
Iron & Steel - 0.00%			Ur-Energy Inc (a)	5,874	8
Metals USA Holdings Corp (a)	827	9	US Gold Corp (a)	7,251	33
			Vista Gold Corp (a)	767	3

Leisure Products & Services - 0.09%					$ 1,980
Brunswick Corp/DE	3,408	60	Miscellaneous Manufacturing - 1.63%
Interval Leisure Group Inc (a)	1,755	24	Actuant Corp	744	17
Life Time Fitness Inc (a)	1,472	64	American Railcar Industries Inc (a)	36,232	799
Town Sports International Holdings Inc (a)	594	5	AZZ Inc	555	25
		$ 153	Blount International Inc (a)	2,123	33
			Brink's Co/The	1,790	50
Lodging - 0.09%			CLARCOR Inc	2,142	104
Ameristar Casinos Inc	1,390	26	Colfax Corp (a)	1,088	27
Marcus Corp	10,852	129	EnPro Industries Inc (a)	611	21
		$ 155	ESCO Technologies Inc	467	14
Machinery - Diversified - 4.90%			Fabrinet (a)	985	12
Albany International Corp	369	8	GP Strategies Corp (a)	382	5
Altra Holdings Inc (a)	1,847	27	Hexcel Corp (a)	3,706	92
Applied Industrial Technologies Inc	21,876	735	John Bean Technologies Corp	1,183	19
Cascade Corp	5,901	254	Koppers Holdings Inc	906	30
Chart Industries Inc (a)	35,942	2,031	LSB Industries Inc (a)	8,578	304
Cognex Corp	1,313	44	Matthews International Corp	811	28
DXP Enterprises Inc (a)	597	15	Myers Industries Inc	161	2
Flow International Corp (a)	33,427	87	NL Industries Inc	430	6
Global Power Equipment Group Inc (a)	541	14	Park-Ohio Holdings Corp (a)	534	9
Gorman-Rupp Co/The	16,402	441	Raven Industries Inc	18,862	1,132
iRobot Corp (a)	1,025	35	Standex International Corp	155	6
Kadant Inc (a)	225	5	Sturm Ruger & Co Inc	832	25
Lindsay Corp	6,241	363	Trimas Corp (a)	1,119	22
Manitex International Inc (a)	31,783	137			$ 2,782
Middleby Corp (a)	18,539	1,563
Robbins & Myers Inc	25,594	1,144	Office Furnishings - 0.09%
Sauer-Danfoss Inc (a)	795	31	Herman Miller Inc	2,537	52
Tennant Co	36,959	1,430	HNI Corp	1,736	42
Twin Disc Inc	586	23	Interface Inc	2,321	30
			Knoll Inc	2,118	32
		$ 8,387	Steelcase Inc	643	5
Media - 0.11%					$ 161
Belo Corp	1,863	12
Cumulus Media Inc (a)	307	1	Oil & Gas - 4.81%
			Abraxas Petroleum Corp (a)	73,616	287
Demand Media Inc (a)	547	4
DG FastChannel Inc (a)	8,926	166	Alon USA Energy Inc	589	4
			Apco Oil and Gas International Inc	399	33
Sinclair Broadcast Group Inc	238	2	Approach Resources Inc (a)	1,148	28
		$ 185	Berry Petroleum Co	2,260	78
Metal Fabrication & Hardware - 0.10%			Bill Barrett Corp (a)	244	10
Ampco-Pittsburgh Corp	57	1	Callon Petroleum Co (a)	2,792	13
Dynamic Materials Corp	923	20	Carrizo Oil & Gas Inc (a)	1,702	46

See accompanying notes

446

Schedule of Investments SmallCap Growth Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Pharmaceuticals (continued)
Cheniere Energy Inc (a)	69,681	$ 798	Infinity Pharmaceuticals Inc (a)	1,303	$ 10
Clayton Williams Energy Inc (a)	408	27	Ironwood Pharmaceuticals Inc (a)	2,228	30
Contango Oil & Gas Co (a)	529	34	Isis Pharmaceuticals Inc (a)	4,414	37
CVR Energy Inc	19,468	482	ISTA Pharmaceuticals Inc (a)	2,205	9
Energy XXI Bermuda Ltd (a)	3,292	97	Jazz Pharmaceuticals Inc (a)	14,579	568
FX Energy Inc (a)	2,002	12	Keryx Biopharmaceuticals Inc (a)	4,751	15
GeoResources Inc (a)	533	14	Medicis Pharmaceutical Corp	2,254	86
Gulfport Energy Corp (a)	58,516	1,823	Medivation Inc (a)	1,421	24
Hyperdynamics Corp (a)	5,854	29	Nabi Biopharmaceuticals (a)	2,943	5
Kodiak Oil & Gas Corp (a)	265,766	1,837	Nature's Sunshine Products Inc (a)	761	13
Magnum Hunter Resources Corp (a)	283,534	1,276	Neogen Corp (a)	1,005	39
Magnum Hunter Resources Corp - Warrants	28,772	—	Neurocrine Biosciences Inc (a)	2,432	15
(a),(b),(c)			Obagi Medical Products Inc (a)	1,275	12
McMoRan Exploration Co (a)	3,697	45	Omega Protein Corp (a)	130	1
Northern Oil and Gas Inc (a)	2,451	59	Onyx Pharmaceuticals Inc (a)	2,434	100
Oasis Petroleum Inc (a)	2,631	77	Opko Health Inc (a)	4,826	26
Panhandle Oil and Gas Inc	502	17	Optimer Pharmaceuticals Inc (a)	1,799	26
Petroquest Energy Inc (a)	855	6	Orexigen Therapeutics Inc (a)	1,966	4
Pioneer Drilling Co (a)	27,068	268	Osiris Therapeutics Inc (a)	1,152	6
Resolute Energy Corp (a)	2,024	26	Par Pharmaceutical Cos Inc (a)	1,112	34
Rex Energy Corp (a)	37,590	582	Pernix Therapeutics Holdings (a)	226	2
Rosetta Resources Inc (a)	2,324	103	Pharmacyclics Inc (a)	1,757	23
Stone Energy Corp (a)	2,127	52	Pharmasset Inc (a)	16,146	1,137
Vaalco Energy Inc (a)	378	3	POZEN Inc (a)	1,923	5
W&T Offshore Inc	1,512	30	Progenics Pharmaceuticals Inc (a)	1,494	10
Warren Resources Inc (a)	769	2	Questcor Pharmaceuticals Inc (a)	2,353	96
Western Refining Inc (a)	2,150	34	Sagent Pharmaceuticals Inc (a)	48,951	1,251
		$ 8,232	Salix Pharmaceuticals Ltd (a)	37,769	1,294
			Schiff Nutrition International Inc (a)	235	3
Oil & Gas Services - 2.07%			Sciclone Pharmaceuticals Inc (a)	2,391	10
Basic Energy Services Inc (a)	1,657	30
			SIGA Technologies Inc (a)	2,366	8
C&J Energy Services Inc (a)	25,035	422
			Spectrum Pharmaceuticals Inc (a)	2,189	24
Complete Production Services Inc (a)	3,461	114
			Targacept Inc (a)	1,171	21
Dawson Geophysical Co (a)	10,111	292
			Theravance Inc (a)	28,074	624
Dril-Quip Inc (a)	1,492	97
			USANA Health Sciences Inc (a)	468	16
Flotek Industries Inc (a)	3,460	26
			Vanda Pharmaceuticals Inc (a)	1,819	11
Global Geophysical Services Inc (a)	1,235	12
			Vivus Inc (a)	3,391	32
Gulf Island Fabrication Inc	142	4	XenoPort Inc (a)	1,994	12
ION Geophysical Corp (a)	5,743	44
			Zalicus Inc (a)	3,123	5
Key Energy Services Inc (a)	4,853	63
			Zogenix Inc (a)	1,454	3
Lufkin Industries Inc	1,322	78			$ 10,954
Matrix Service Co (a)	362	4
Mitcham Industries Inc (a)	465	7	Pipelines - 0.01%
Newpark Resources Inc (a)	32,690	292	Crosstex Energy Inc	1,589	21
OYO Geospace Corp (a)	310	24
RPC Inc	35,292	655	Real Estate - 0.01%

Targa Resources Corp	618	21	HFF Inc (a)	2,072	23
Tesco Corp (a)	87,576	1,354
Tetra Technologies Inc (a)	585	6
		$ 3,545	REITS - 1.57%
			Acadia Realty Trust	571	12
Packaging & Containers - 0.02%			Alexander's Inc	91	39
AEP Industries Inc (a)	295	8
Graphic Packaging Holding Co (a)	6,246	28	American Assets Trust Inc	1,322	27
			American Campus Communities Inc	1,351	53
		$ 36	Associated Estates Realty Corp	148	2
Pharmaceuticals - 6.40%			CBL & Associates Properties Inc	2,011	31
Acura Pharmaceuticals Inc (a)	733	3	DuPont Fabros Technology Inc	983	20
Akorn Inc (a)	156,974	1,410	EastGroup Properties Inc	539	23
Alkermes PLC (a)	79,663	1,393	Equity Lifestyle Properties Inc	940	62
Anacor Pharmaceuticals Inc (a)	703	5	Extra Space Storage Inc	1,629	37
Anthera Pharmaceuticals Inc (a)	1,503	10	Gladstone Commercial Corp	269	5
Array BioPharma Inc (a)	1,733	4	Glimcher Realty Trust	4,100	38
Auxilium Pharmaceuticals Inc (a)	2,120	33	Highwoods Properties Inc	2,435	75
AVI BioPharma Inc (a)	9,324	9	Home Properties Inc	2,143	126
BioScrip Inc (a)	55,642	362	Investors Real Estate Trust	1,054	8
Biospecifics Technologies Corp (a)	340	6	Kilroy Realty Corp	1,285	47
Catalyst Health Solutions Inc (a)	29,945	1,646	LTC Properties Inc	387	11
Depomed Inc (a)	3,659	16	Mid-America Apartment Communities Inc	11,460	715
Dusa Pharmaceuticals Inc (a)	41,434	187	National Health Investors Inc	467	21
Hi-Tech Pharmacal Co Inc (a)	219	8	Newcastle Investment Corp	3,818	18
Impax Laboratories Inc (a)	11,366	215	Omega Healthcare Investors Inc	3,684	65

See accompanying notes

447

Schedule of Investments

SmallCap Growth Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)

Potlatch Corp	852	$ 28	Zumiez Inc (a)	952	$ 22

PS Business Parks Inc	244	13			$ 21,697

Summit Hotel Properties Inc	29,942	242

Tanger Factory Outlet Centers	33,635	947	Savings & Loans - 0.00%

Urstadt Biddle Properties Inc	183	3	Westfield Financial Inc	499	4

Washington Real Estate Investment Trust	730	21

		$ 2,689	Semiconductors - 1.77%

			Aeroflex Holding Corp (a)	1,352	15

Retail - 12.68%			Amtech Systems Inc (a)	612	6
99 Cents Only Stores (a)	368	8
			ATMI Inc (a)	180	4
Aeropostale Inc (a)	3,483	48
			AXT Inc (a)	932	4
AFC Enterprises Inc (a)	1,688	23
			Cabot Microelectronics Corp (a)	384	15
America's Car-Mart Inc (a)	341	11
			Cavium Inc (a)	23,052	754
ANN INC (a)	2,332	62
			Ceva Inc (a)	1,072	33
Ascena Retail Group Inc (a)	2,814	81
			Cirrus Logic Inc (a)	2,569	43
Biglari Holdings Inc (a)	8	3
			Diodes Inc (a)	1,704	38
BJ's Restaurants Inc (a)	37,149	1,966
			eMagin Corp (a)	1,193	5
Body Central Corp (a)	73,879	1,552
			Entegris Inc (a)	3,003	27
Bravo Brio Restaurant Group Inc (a)	46,549	904
			Entropic Communications Inc (a)	4,135	24

Buckle Inc/The	1,206	54	GT Advanced Technologies Inc (a)	6,074	50
Buffalo Wild Wings Inc (a)	820	54
			Hittite Microwave Corp (a)	1,217	64
Caribou Coffee Co Inc (a)	527	7
			Ikanos Communications Inc (a)	9,110	10
Carrols Restaurant Group Inc (a)	889	8
			Integrated Device Technology Inc (a)	4,568	28

Casey's General Stores Inc	1,689	84	IXYS Corp (a)	1,129	15

Cash America International Inc	444	24	Kopin Corp (a)	1,779	7

Cato Corp/The	1,207	31	Lattice Semiconductor Corp (a)	2,474	16

CEC Entertainment Inc	889	28	LTX-Credence Corp (a)	1,818	11
Cheesecake Factory Inc/The (a)	2,587	72

Coinstar Inc (a)	1,382	66	Micrel Inc	2,329	26
			Microsemi Corp (a)	53,958	996
Cost Plus Inc (a)	137,490	1,084
			Mindspeed Technologies Inc (a)	1,252	7

Cracker Barrel Old Country Store Inc	945	40	MIPS Technologies Inc (a)	2,561	14
Denny's Corp (a)	4,883	18
			Monolithic Power Systems Inc (a)	1,582	20

Destination Maternity Corp	738	12	Netlogic Microsystems Inc (a)	2,649	130
DineEquity Inc (a)	601	28
			Omnivision Technologies Inc (a)	2,207	36
Domino's Pizza Inc (a)	1,053	34
			Pericom Semiconductor Corp (a)	212	2

Einstein Noah Restaurant Group Inc	22,044	325	PMC - Sierra Inc (a)	43,493	276
Express Inc	2,475	56

Ezcorp Inc (a)	2,075	58	Power Integrations Inc	1,118	40
			Rambus Inc (a)	3,810	67

Finish Line Inc/The	76,837	1,545	Rubicon Technology Inc (a)	1,206	12
First Cash Financial Services Inc (a)	1,384	57
			Semtech Corp (a)	3,148	77
Francesca's Holdings Corp (a)	31,457	807
			Silicon Image Inc (a)	3,027	19
Genesco Inc (a)	173	10
			TriQuint Semiconductor Inc (a)	7,923	42
GNC Holdings Inc (a)	41,952	1,038
			Ultra Clean Holdings (a)	1,565	9
Gordmans Stores Inc (a)	350	5
			Ultratech Inc (a)	1,199	26
Hibbett Sports Inc (a)	48,531	1,999
			Veeco Instruments Inc (a)	1,372	37

HSN Inc	1,790	64	Volterra Semiconductor Corp (a)	1,185	28
JOS A Bank Clothiers Inc (a)	1,237	66

Kona Grill Inc (a)	19,967	115			$ 3,033

Krispy Kreme Doughnuts Inc (a)	2,620	18	Software - 5.99%

Men's Wearhouse Inc	600	19	ACI Worldwide Inc (a)	10,783	331

New York & Co Inc (a)	21,013	56	Actuate Corp (a)	2,361	15

Nu Skin Enterprises Inc	2,439	123	Advent Software Inc (a)	1,456	40

O'Charleys Inc (a)	41,403	257	American Software Inc/Georgia	1,593	12

Papa John's International Inc (a)	851	29	Aspen Technology Inc (a)	3,845	67

PF Chang's China Bistro Inc	942	29	athenahealth Inc (a)	1,545	82

Pier 1 Imports Inc (a)	2,293	29	Blackbaud Inc	2,021	57

Pricesmart Inc	684	52	Bottomline Technologies Inc (a)	1,636	40

Red Robin Gourmet Burgers Inc (a)	796	20	Callidus Software Inc (a)	55,355	313

Rue21 Inc (a)	1,069	28	CommVault Systems Inc (a)	2,000	85

Rush Enterprises Inc - Class A (a)	37,809	730	Computer Programs & Systems Inc	490	25

Ruth's Hospitality Group Inc (a)	406	2	Concur Technologies Inc (a)	1,709	79

Sonic Corp (a)	2,700	20	CSG Systems International Inc (a)	1,142	16

Systemax Inc (a)	42	1	Digi International Inc (a)	262	3

Teavana Holdings Inc (a)	25,394	581	Dynavox Inc (a)	504	2

Texas Roadhouse Inc	124,013	1,777	Ebix Inc	1,409	24

Ulta Salon Cosmetics & Fragrance Inc (a)	43,465	2,925	Envestnet Inc (a)	1,326	15

Vera Bradley Inc (a)	854	39	Epocrates Inc (a)	399	3

Vitamin Shoppe Inc (a)	45,762	1,726	Fair Isaac Corp	1,030	28

Wet Seal Inc/The (a)	164,470	689	inContact Inc (a)	55,448	230

Winmark Corp	156	8	Interactive Intelligence Group (a)	19,316	536

World Fuel Services Corp	1,745	70	JDA Software Group Inc (a)	521	17

See accompanying notes

448

Schedule of Investments SmallCap Growth Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Software (continued)			Telecommunications (continued)
MedAssets Inc (a)	1,790	$ 19	Premiere Global Services Inc (a)	47,834	$ 433
Medidata Solutions Inc (a)	1,502	27	RF Micro Devices Inc (a)	1,977	15
MedQuist Holdings Inc (a)	2,191	19	Shenandoah Telecommunications Co	1,620	22
MicroStrategy Inc (a)	364	48	ShoreTel Inc (a)	179,794	1,052
Monotype Imaging Holdings Inc (a)	1,624	22	TeleNav Inc (a)	1,054	9
NetSuite Inc (a)	1,056	40	ViaSat Inc (a)	510	22
Omnicell Inc (a)	1,099	16	Vonage Holdings Corp (a)	4,216	14
Opnet Technologies Inc	638	28	Westell Technologies Inc (a)	128,194	258
Parametric Technology Corp (a)	4,559	95			$ 13,086
PDF Solutions Inc (a)	1,572	8
Pegasystems Inc	757	29	Transportation - 1.82%
Pervasive Software Inc (a)	29,282	182	Celadon Group Inc	899	10
			Echo Global Logistics Inc (a)	20,823	322
Progress Software Corp (a)	1,767	37
PROS Holdings Inc (a)	18,369	291	Forward Air Corp	1,300	43
			Genesee & Wyoming Inc (a)	1,538	91
QAD Inc (a)	456	5
QLIK Technologies Inc (a)	51,266	1,465	Golar LNG Ltd	1,749	71
			Gulfmark Offshore Inc (a)	286	12
Quality Systems Inc	22,396	872
Quest Software Inc (a)	1,276	22	Heartland Express Inc	2,190	29
			HUB Group Inc (a)	29,761	930
RealPage Inc (a)	1,141	30
RightNow Technologies Inc (a)	1,123	48	Knight Transportation Inc	2,367	36
			Old Dominion Freight Line Inc (a)	1,842	67
Seachange International Inc (a)	958	8
			Pacer International Inc (a)	237	1
SolarWinds Inc (a)	2,588	75
			Quality Distribution Inc (a)	306	4
Synchronoss Technologies Inc (a)	44,194	1,329
			Roadrunner Transportation Systems Inc (a)	88,882	1,483
Take-Two Interactive Software Inc (a)	3,349	53
			Swift Transportation Co (a)	1,586	14
Taleo Corp (a)	35,786	1,160
Tyler Technologies Inc (a)	1,422	45	Werner Enterprises Inc	440	10
Ultimate Software Group Inc (a)	36,951	2,224			$ 3,123
Verint Systems Inc (a)	962	29	Trucking & Leasing - 0.19%
		$ 10,246	Greenbrier Cos Inc (a)	16,362	305
Storage & Warehousing - 0.01%			TAL International Group Inc	983	27
Mobile Mini Inc (a)	662	12			$ 332
Wesco Aircraft Holdings Inc (a)	551	6	Water - 0.00%
		$ 18	Pennichuck Corp	164	5
Telecommunications - 7.65%
8x8 Inc (a)	4,273	16	TOTAL COMMON STOCKS		$ 165,727
Acme Packet Inc (a)	34,855	1,262		Maturity
ADTRAN Inc	28,012	941	REPURCHASE AGREEMENTS - 2.53%	Amount (000's)	Value (000's)
Alaska Communications Systems Group Inc	626	4	Banks - 2.53%
Anaren Inc (a)	150	3
Anixter International Inc (a)	561	33	Investment in Joint Trading Account; Credit	$ 1,302	$ 1,303
Aruba Networks Inc (a)	66,246	1,569	dated Suisse 10/31/11 Repurchase maturing Agreement; 11/01/11 0.08%
AudioCodes Ltd (a)	62,073	222	(collateralized by US Government
Aviat Networks Inc (a)	83,113	170
Cincinnati Bell Inc (a)	4,102	13	Securities; $1,328,283; 0.00%; dated
			05/15/12 - 08/15/35)
Consolidated Communications Holdings Inc	1,423	27	Investment in Joint Trading Account; Deutsche	1,563	1,562
DigitalGlobe Inc (a)	1,326	27
Extreme Networks (a)	1,732	5	Bank Repurchase Agreement; 0.10% dated
Finisar Corp (a)	44,089	903	by 10/31/11 US Government maturing 11/01/11 Securities; (collateralized $1,593,939;
General Communication Inc (a)	2,872	27
GeoEye Inc (a)	86	3	0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Globecomm Systems Inc (a)	1,082	15	Investment Lynch Repurchase in Joint Trading Agreement; Account; 0.09% Merrill	1,466	1,466
Harmonic Inc (a)	1,729	9
			dated 10/31/11 maturing 11/01/11
HickoryTech Corp	910	10	(collateralized by US Government
IDT Corp - Class B	870	10	Securities; $1,495,465; 0.00% - 8.13%;
InterDigital Inc	53,775	2,337	dated 11/25/11 - 09/15/60)
IPG Photonics Corp (a)	50,132	2,650
Iridium Communications Inc (a)	350	2			$ 4,331
Ixia (a)	59,139	670	TOTAL REPURCHASE AGREEMENTS		$ 4,331
Level 3 Communications Inc (a)	887	24	Total Investments		$ 170,058
LogMeIn Inc (a)	783	32	Other Assets in Excess of Liabilities, Net - 0.63%		$ 1,072
NeoPhotonics Corp (a)	397	2	TOTAL NET ASSETS - 100.00%		$ 171,130
Netgear Inc (a)	1,746	62
NTELOS Holdings Corp	1,307	25	(a) Non-Income Producing Security
Numerex Corp (a)	651	5
Oplink Communications Inc (a)	540	9	(b) Security is Illiquid
OpNext Inc (a)	21,681	22	(c)	Market value is determined in accordance with procedures established in
PAETEC Holding Corp (a)	3,858	21	good faith by the Board of Directors. At the end of the period, the value of
			these securities totaled $1 or 0.00% of net assets.
Plantronics Inc	626	21
Powerwave Technologies Inc (a)	30,560	110

See accompanying notes

449

Schedule of Investments
SmallCap Growth Fund II
October 31, 2011

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 35,453
Unrealized Depreciation		(12,173)
Net Unrealized Appreciation (Depreciation)	$ 23,280
Cost for federal income tax purposes	$ 146,778

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Cyclical		20 .60%
Consumer, Non-cyclical		19 .84%
Industrial		15 .14%
Communications		13 .62%
Technology		11 .06%
Financial		8 .15%
Energy		7 .34%
Basic Materials		3 .59%
Utilities		0 .02%
Diversified		0 .01%
Other Assets in Excess of Liabilities, Net		0 .63%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	81 $	5,555	$ 5,988	$ 433
$ 433

All dollar amounts are shown in thousands (000's)

See accompanying notes

450

     Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2011

COMMON STOCKS - 97.85%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.08%			Banks (continued)
Harte-Hanks Inc	41,388	$ 363	Simmons First National Corp	16,337	$ 424
			Sterling Bancorp/NY	29,121	240
			Susquehanna Bancshares Inc	147,622	1,072
Aerospace & Defense - 2.09%			Texas Capital Bancshares Inc (a)	35,153	984
AAR Corp	37,367	745
Aerovironment Inc (a)	17,362	573	Tompkins Financial Corp	7,546	298
Cubic Corp	14,854	700	Trustco Bank Corp NY	87,719	435
Curtiss-Wright Corp	43,888	1,439	UMB Financial Corp	30,494	1,124

GenCorp Inc (a)	55,275	269	Umpqua Holdings Corp	107,856	1,235
			United Bankshares Inc	42,538	1,010
Kaman Corp	24,815	825	United Community Banks Inc/GA (a)	17,862	132
Moog Inc (a)	43,226	1,674
			Wilshire Bancorp Inc (a)	56,391	193
National Presto Industries Inc	4,529	432
Orbital Sciences Corp (a)	55,048	851	Wintrust Financial Corp	33,463	966
Teledyne Technologies Inc (a)	34,636	1,887			$ 25,077
		$ 9,395	Beverages - 0.33%
			Boston Beer Co Inc (a)	8,150	721
Agriculture - 0.19%			Peet's Coffee & Tea Inc (a)	12,157	775
Alliance One International Inc (a)	81,993	219
Andersons Inc/The	17,515	647			$ 1,496
		$ 866	Biotechnology - 1.78%
			Arqule Inc (a)	50,592	294
Airlines - 0.31%			Cambrex Corp (a)	27,715	153
Allegiant Travel Co (a)	14,177	737
			Cubist Pharmaceuticals Inc (a)	57,538	2,176
Skywest Inc	48,856	655	Emergent Biosolutions Inc (a)	23,294	439
		$ 1,392	Enzo Biochem Inc (a)	31,613	90
Apparel - 2.41%			Medicines Co/The (a)	50,860	952
Carter's Inc (a)	47,567	1,812	Regeneron Pharmaceuticals Inc (a)	70,750	3,912
Crocs Inc (a)	84,242	1,489			$ 8,016
Iconix Brand Group Inc (a)	68,919	1,237
K-Swiss Inc (a)	25,784	116	Building Materials - 1.30%
Maidenform Brands Inc (a)	22,127	544	AAON Inc	17,648	373
Oxford Industries Inc	13,042	515	Apogee Enterprises Inc	26,470	289

Perry Ellis International Inc (a)	12,170	305	Comfort Systems USA Inc	35,572	391
Quiksilver Inc (a)	116,434	390	Drew Industries Inc	17,886	430
Skechers U.S.A. Inc (a)	34,760	496	Eagle Materials Inc	42,286	870
			Gibraltar Industries Inc (a)	28,642	320
Steven Madden Ltd (a)	35,855	1,323
			NCI Building Systems Inc (a)	18,738	171
True Religion Apparel Inc (a)	24,248	823
			Quanex Building Products Corp	35,635	526
Wolverine World Wide Inc	46,409	1,760	Simpson Manufacturing Co Inc	38,190	1,171
		$ 10,810	Texas Industries Inc	26,261	788
Automobile Parts & Equipment - 0.19%			Universal Forest Products Inc	18,387	516
Spartan Motors Inc	31,453	154			$ 5,845
Standard Motor Products Inc	18,538	288
Superior Industries International Inc	22,247	407	Chemicals - 1.56%
			A Schulman Inc	29,039	613
		$ 849	American Vanguard Corp	21,891	271
Banks - 5.58%			Balchem Corp	27,250	1,005
Bank of the Ozarks Inc	26,758	665	Hawkins Inc	8,395	321
Boston Private Financial Holdings Inc	73,478	557	HB Fuller Co	46,475	999
City Holding Co	14,205	467	Kraton Performance Polymers Inc (a)	30,196	594
Columbia Banking System Inc	37,192	709	OM Group Inc (a)	30,431	880
Community Bank System Inc	34,660	886	PolyOne Corp	87,222	976
First BanCorp/Puerto Rico (a)	19,233	68	Quaker Chemical Corp	12,075	420
First BanCorp/Puerto Rico - Rights (a),(b),(c)	20,192	1	Stepan Co	7,752	599
First Commonwealth Financial Corp	98,786	455	Zep Inc	20,674	315
First Financial Bancorp	54,860	900			$ 6,993
First Financial Bankshares Inc	29,616	941
First Midwest Bancorp Inc/IL	70,130	632	Commercial Services - 5.63%
			ABM Industries Inc	45,029	911
FNB Corp/PA	119,613	1,207	American Public Education Inc (a)	16,792	601
Glacier Bancorp Inc	67,719	769	AMN Healthcare Services Inc (a)	38,027	180
Hanmi Financial Corp (a)	142,432	142
			Arbitron Inc	25,631	1,018
Home Bancshares Inc/AR	21,204	497	Capella Education Co (a)	14,318	498
Independent Bank Corp/Rockland MA	20,213	524	Cardtronics Inc (a)	41,013	1,023
Nara Bancorp Inc (a)	43,014	365
National Penn Bancshares Inc	115,693	902	CDI Corp	12,094	159
			Chemed Corp	20,156	1,197
NBT Bancorp Inc	31,634	681	Consolidated Graphics Inc (a)	8,868	404
Old National Bancorp/IN	89,223	1,032	Corinthian Colleges Inc (a)	79,840	153
PacWest Bancorp	31,569	557	Corvel Corp (a)	6,090	314
Pinnacle Financial Partners Inc (a)	32,146	483
			Cross Country Healthcare Inc (a)	29,403	147
PrivateBancorp Inc	56,121	612	Forrester Research Inc	13,890	497
S&T Bancorp Inc	26,443	494	Geo Group Inc/The (a)	61,262	1,117
Signature Bank/New York NY (a)	43,381	2,418

See accompanying notes

451

     Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)				Diversified Financial Services (continued)
Healthcare Services Group Inc	62,554	$ 1,085		Investment Technology Group Inc (a)	38,616	$ 441
Heartland Payment Systems Inc	36,933	804		National Financial Partners Corp (a)	40,299	551
Heidrick & Struggles International Inc	16,798	332		Piper Jaffray Cos (a)	14,656	304
Hillenbrand Inc	59,044	1,246		Portfolio Recovery Associates Inc (a)	16,116	1,130
HMS Holdings Corp (a)	79,790	1,950		Stifel Financial Corp (a)	50,585	1,612
Insperity Inc	21,682	559		SWS Group Inc	27,576	152
Kelly Services Inc	26,694	436		World Acceptance Corp (a)	14,102	954
Landauer Inc	8,872	455				$ 7,153
Lincoln Educational Services Corp	21,300	199
Live Nation Entertainment Inc (a)	138,930	1,305		Electric - 2.04%
MAXIMUS Inc	32,500	1,311		Allete Inc	30,207	1,194
Medifast Inc (a)	12,948	213		Avista Corp	54,601	1,390
Midas Inc (a)	13,572	124		Central Vermont Public Service Corp	12,639	447
Monro Muffler Brake Inc	28,774	1,067		CH Energy Group Inc	14,531	802
Navigant Consulting Inc (a)	49,199	557		El Paso Electric Co	39,383	1,261
On Assignment Inc (a)	34,876	376		NorthWestern Corp	34,145	1,176
PAREXEL International Corp (a)	55,535	1,223		UIL Holdings Corp	47,594	1,622
Resources Connection Inc	43,104	478		Unisource Energy Corp	34,746	1,295
TeleTech Holdings Inc (a)	24,017	420				$ 9,187
TrueBlue Inc (a)	40,641	537		Electrical Components & Equipment - 0.85%
Universal Technical Institute Inc (a)	20,135	288		Advanced Energy Industries Inc (a)	41,086	384
Viad Corp	19,184	402		Belden Inc	44,671	1,442
Wright Express Corp (a)	36,387	1,706		Encore Wire Corp	17,985	478
		$ 25,292		Littelfuse Inc	21,661	1,061
				Powell Industries Inc (a)	8,405	282
Computers - 1.98%
Agilysys Inc (a)	14,513	123		Vicor Corp	18,503	169
CACI International Inc (a)	24,877	1,365				$ 3,816
CIBER Inc (a)	67,835	236		Electronics - 3.65%
iGate Corp	28,236	381		American Science & Engineering Inc	8,686	591
Insight Enterprises Inc (a)	42,653	721		Analogic Corp	11,819	639
LivePerson Inc (a)	44,450	560		Badger Meter Inc	14,230	466
Manhattan Associates Inc (a)	19,921	844		Bel Fuse Inc	9,573	171
Mercury Computer Systems Inc (a)	28,560	417		Benchmark Electronics Inc (a)	56,117	771
MTS Systems Corp	14,759	541		Brady Corp	49,735	1,528
NCI Inc (a)	7,518	102		Checkpoint Systems Inc (a)	37,759	500
Netscout Systems Inc (a)	33,413	548		CTS Corp	32,413	301
Radisys Corp (a)	21,639	127		Cymer Inc (a)	28,763	1,250
Stratasys Inc (a)	19,926	559		Daktronics Inc	34,576	349
Super Micro Computer Inc (a)	24,924	399		Electro Scientific Industries Inc	22,734	279
SYKES Enterprises Inc (a)	39,434	628		FARO Technologies Inc (a)	15,647	654
Synaptics Inc (a)	30,999	1,047		FEI Co (a)	36,872	1,466
Virtusa Corp (a)	17,485	285		II-VI Inc (a)	51,363	976
		$ 8,883		LoJack Corp (a)	17,375	58
				Measurement Specialties Inc (a)	14,149	442
Consumer Products - 0.62%
Blyth Inc	4,895	273		Methode Electronics Inc	34,861	324
				Newport Corp (a)	35,351	490
Central Garden and Pet Co - A Shares (a)	44,287	389
				OSI Systems Inc (a)	18,458	818
Helen of Troy Ltd (a)	29,097	842
Kid Brands Inc (a)	15,903	47		Park Electrochemical Corp	19,518	552
				Plexus Corp (a)	33,365	858
Prestige Brands Holdings Inc (a)	47,465	502
Standard Register Co/The	11,498	30		Pulse Electronics Corp	39,209	138
				Rofin-Sinar Technologies Inc (a)	26,813	697
WD-40 Co	15,593	686		Rogers Corp (a)	15,127	653
		$ 2,769		TTM Technologies Inc (a)	48,249	539
Cosmetics & Personal Care - 0.06%				Watts Water Technologies Inc	28,047	883
Inter Parfums Inc	15,241	281				$ 16,393

				Energy - Alternate Sources - 0.02%
Distribution & Wholesale - 1.16%				Headwaters Inc (a)	57,303	101
Brightpoint Inc (a)	64,215	652
MWI Veterinary Supply Inc (a)	11,830	893
Pool Corp	45,481	1,329		Engineering & Construction - 0.79%
				Aegion Corp (a)	37,181	550
Scansource Inc (a)	25,549	888
				Dycom Industries Inc (a)	31,538	613
School Specialty Inc (a)	15,200	116
United Stationers Inc	41,831	1,331		EMCOR Group Inc	63,004	1,579
				Exponent Inc (a)	12,854	619
		$ 5,209		Orion Marine Group Inc (a)	25,158	171
Diversified Financial Services - 1.59%						$ 3,532
Calamos Asset Management Inc	18,953	237
Encore Capital Group Inc (a)	14,046	381		Entertainment - 0.30%
				Multimedia Games Holding Co Inc (a)	25,049	166
Financial Engines Inc (a)	36,567	830
				Pinnacle Entertainment Inc (a)	58,424	661
Interactive Brokers Group Inc - A Shares	36,471	561
See accompanying notes			452

Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Entertainment (continued)			Healthcare - Products (continued)
Shuffle Master Inc (a)	50,996	$ 541	Zoll Medical Corp (a)	20,848	$ 788
		$ 1,368			$ 14,981

Environmental Control - 0.82%			Healthcare - Services - 2.52%
Calgon Carbon Corp (a)	53,200	849	Air Methods Corp (a)	10,627	859
Darling International Inc (a)	110,216	1,545	Almost Family Inc (a)	7,762	145
Tetra Tech Inc (a)	58,836	1,284	Amedisys Inc (a)	27,552	362
		$ 3,678	Amsurg Corp (a)	29,464	746
			Bio-Reference Labs Inc (a)	23,424	469
Food - 2.56%			Centene Corp (a)	47,377	1,665
B&G Foods Inc	45,122	958	Ensign Group Inc/The	15,407	351
Calavo Growers Inc	11,787	266	Gentiva Health Services Inc (a)	28,822	119
Cal-Maine Foods Inc	13,484	449	Healthspring Inc (a)	63,938	3,449
Diamond Foods Inc	20,737	1,364	Healthways Inc (a)	31,736	227
Hain Celestial Group Inc (a)	41,340	1,387
			IPC The Hospitalist Co Inc (a)	15,465	649
J&J Snack Foods Corp	13,539	698	LHC Group Inc (a)	14,861	233
Nash Finch Co	11,429	301	Magellan Health Services Inc (a)	28,740	1,479
Sanderson Farms Inc	17,726	877	Molina Healthcare Inc (a)	26,894	570
Seneca Foods Corp (a)	8,620	181
Snyders-Lance Inc	43,955	933			$ 11,323
Spartan Stores Inc	21,536	369	Home Builders - 0.26%
TreeHouse Foods Inc (a)	33,781	2,072	M/I Homes Inc (a)	17,620	132
United Natural Foods Inc (a)	45,653	1,667	Meritage Homes Corp (a)	26,246	466
		$ 11,522	Skyline Corp	6,479	44
			Standard Pacific Corp (a)	94,918	288
Forest Products & Paper - 1.06%			Winnebago Industries Inc (a)	27,427	223
Buckeye Technologies Inc	36,923	1,116			$ 1,153
Clearwater Paper Corp (a)	21,695	719
Deltic Timber Corp	10,192	690	Home Furnishings - 0.65%
KapStone Paper and Packaging Corp (a)	36,641	601	Audiovox Corp (a)	17,675	126
Neenah Paper Inc	14,115	233	DTS Inc/CA (a)	16,160	454
Schweitzer-Mauduit International Inc	15,169	1,067	Ethan Allen Interiors Inc	24,401	483
Wausau Paper Corp	46,307	347	La-Z-Boy Inc (a)	49,020	498
		$ 4,773	Select Comfort Corp (a)	52,724	1,095
			Universal Electronics Inc (a)	14,084	262
Gas - 2.08%					$ 2,918
Laclede Group Inc/The	21,120	847
New Jersey Resources Corp	39,018	1,835	Housewares - 0.35%
Northwest Natural Gas Co	25,118	1,173	Toro Co	28,874	1,560
Piedmont Natural Gas Co Inc	67,777	2,216
South Jersey Industries Inc	28,282	1,592	Insurance - 2.50%

Southwest Gas Corp	43,202	1,706	Amerisafe Inc (a)	17,345	374
		$ 9,369	Delphi Financial Group Inc	51,808	1,372
Hand & Machine Tools - 0.18%			eHealth Inc (a)	20,158	299
Franklin Electric Co Inc	17,712	813	Employers Holdings Inc	35,646	578
			Horace Mann Educators Corp	37,590	506
			Infinity Property & Casualty Corp	11,511	667
Healthcare - Products - 3.33%			Meadowbrook Insurance Group Inc	49,790	516
Abaxis Inc (a)	21,486	603
			Navigators Group Inc/The (a)	10,835	494
Affymetrix Inc (a)	66,260	370
Align Technology Inc (a)	64,291	1,481	Presidential Life Corp	20,052	199
			ProAssurance Corp	28,806	2,205
Cantel Medical Corp	12,478	344	RLI Corp	15,675	1,103
CONMED Corp (a)	26,902	707
CryoLife Inc (a)	26,469	122	Safety Insurance Group Inc	14,302	610
Cyberonics Inc (a)	23,709	683	Selective Insurance Group Inc	51,005	818
Greatbatch Inc (a)	22,054	493	Stewart Information Services Corp	18,171	182
Haemonetics Corp (a)	24,267	1,479	Tower Group Inc	38,821	921
Hanger Orthopedic Group Inc (a)	31,551	548	United Fire & Casualty Co	19,739	371
ICU Medical Inc (a)	11,574	455			$ 11,215
Integra LifeSciences Holdings Corp (a)	19,175	615	Internet - 1.88%
Invacare Corp	30,092	676	Blue Coat Systems Inc (a)	39,810	641
Kensey Nash Corp (a)	7,229	194	Blue Nile Inc (a)	13,432	606
Meridian Bioscience Inc	38,656	704	comScore Inc (a)	30,001	633
Merit Medical Systems Inc (a)	39,464	530	DealerTrack Holdings Inc (a)	38,995	846
Natus Medical Inc (a)	27,601	237	eResearchTechnology Inc (a)	41,258	211
NuVasive Inc (a)	39,762	589	Infospace Inc (a)	35,924	315
Palomar Medical Technologies Inc (a)	17,921	153	j2 Global Communications Inc	43,577	1,341
PSS World Medical Inc (a)	50,201	1,117	Liquidity Services Inc (a)	18,919	616
SonoSite Inc (a)	13,082	405	Nutrisystem Inc	26,287	325
SurModics Inc (a)	13,696	144	PC-Tel Inc	17,427	126
Symmetry Medical Inc (a)	34,205	311	Perficient Inc (a)	28,951	276
West Pharmaceutical Services Inc	31,708	1,233	Sourcefire Inc (a)	26,847	740

See accompanying notes

453

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet (continued)			Miscellaneous Manufacturing (continued)
Stamps.com Inc	11,302	$ 368	Federal Signal Corp	58,556	$ 276
United Online Inc	83,518	493	Griffon Corp	44,695	423
Websense Inc (a)	37,475	668	John Bean Technologies Corp	26,971	435
XO Group Inc (a)	28,561	264	Koppers Holdings Inc	19,401	642
		$ 8,469	LSB Industries Inc (a)	17,392	616
			Lydall Inc (a)	16,147	177
Investment Companies - 0.22%			Movado Group Inc	16,391	274
Prospect Capital Corp	102,938	985	Myers Industries Inc	32,693	400
			Standex International Corp	11,890	459
Leisure Products & Services - 0.58%			STR Holdings Inc (a)	38,547	330
Arctic Cat Inc (a)	11,469	233	Sturm Ruger & Co Inc	17,807	540
Brunswick Corp/DE	83,879	1,481	Tredegar Corp	22,006	426
Callaway Golf Co	60,852	354			$ 13,910
Interval Leisure Group Inc (a)	38,514	532
			Office Furnishings - 0.16%
		$ 2,600	Interface Inc	54,256	707
Lodging - 0.15%
Boyd Gaming Corp (a)	51,189	332
			Oil & Gas - 1.60%
Marcus Corp	19,063	227	Approach Resources Inc (a)	21,959	536
Monarch Casino & Resort Inc (a)	10,788	111
			Contango Oil & Gas Co (a)	12,242	788
		$ 670	GeoResources Inc (a)	18,708	496
Machinery - Construction & Mining - 0.14%			Gulfport Energy Corp (a)	38,846	1,210
Astec Industries Inc (a)	18,797	625	Penn Virginia Corp	43,036	262
			Petroleum Development Corp (a)	22,214	580
			Petroquest Energy Inc (a)	52,908	386
Machinery - Diversified - 2.01%			Pioneer Drilling Co (a)	58,036	574
Albany International Corp	26,472	598	Stone Energy Corp (a)	46,166	1,121
Applied Industrial Technologies Inc	40,125	1,349	Swift Energy Co (a)	39,990	1,224
Briggs & Stratton Corp	47,637	696			$ 7,177
Cascade Corp	8,136	351
Cognex Corp	39,611	1,342	Oil & Gas Services - 1.62%
Intermec Inc (a)	48,213	389	Basic Energy Services Inc (a)	27,567	506
Intevac Inc (a)	21,547	173	Gulf Island Fabrication Inc	13,515	376
iRobot Corp (a)	25,290	856	Hornbeck Offshore Services Inc (a)	22,301	732
Lindsay Corp	11,837	688	ION Geophysical Corp (a)	119,790	913
Robbins & Myers Inc	43,027	1,923	Lufkin Industries Inc	28,688	1,695
Tennant Co	17,827	690	Matrix Service Co (a)	24,956	265
		$ 9,055	OYO Geospace Corp (a)	4,361	343
			SEACOR Holdings Inc	20,427	1,739
Media - 0.22%			Tetra Technologies Inc (a)	72,677	691
DG FastChannel Inc (a)	25,842	482
Dolan Co/The (a)	28,385	248			$ 7,260
EW Scripps Co (a)	30,764	257	Pharmaceuticals - 1.90%
		$ 987	Hi-Tech Pharmacal Co Inc (a)	9,595	341
			Neogen Corp (a)	21,942	848
Metal Fabrication & Hardware - 1.07%			Par Pharmaceutical Cos Inc (a)	34,373	1,052
AM Castle & Co (a)	15,620	214	PharMerica Corp (a)	27,671	431
CIRCOR International Inc	16,245	566	Questcor Pharmaceuticals Inc (a)	58,682	2,383
Haynes International Inc	11,373	665	Salix Pharmaceuticals Ltd (a)	55,635	1,906
Kaydon Corp	30,439	958	Savient Pharmaceuticals Inc (a)	67,232	252
Lawson Products Inc/DE	3,549	59	Viropharma Inc (a)	66,638	1,349
Mueller Industries Inc	35,690	1,444			$ 8,562
Olympic Steel Inc	8,622	176
RTI International Metals Inc (a)	28,428	750	Publicly Traded Investment Fund - 0.91%
		$ 4,832	iShares S&P SmallCap 600 Index Fund	60,797	4,090

Mining - 0.56%
AMCOL International Corp	23,542	711	Real Estate - 0.35%
Century Aluminum Co (a)	53,543	597	Forestar Group Inc (a)	33,422	435
Kaiser Aluminum Corp	14,891	692	Sovran Self Storage Inc	26,088	1,153
Materion Corp (a)	19,245	509			$ 1,588
		$ 2,509	REITS - 7.44%
Miscellaneous Manufacturing - 3.10%			Acadia Realty Trust	37,980	787
Actuant Corp	64,623	1,454	BioMed Realty Trust Inc	123,601	2,238
AO Smith Corp	36,550	1,358	Cedar Shopping Centers Inc	52,513	193
AZZ Inc	11,817	528	Colonial Properties Trust	82,119	1,665
Barnes Group Inc	45,057	1,049	DiamondRock Hospitality Co	157,619	1,427
Ceradyne Inc (a)	23,430	784	EastGroup Properties Inc	25,263	1,102
CLARCOR Inc	47,469	2,301	Entertainment Properties Trust	43,937	1,968
EnPro Industries Inc (a)	19,510	672	Extra Space Storage Inc	88,765	2,000
ESCO Technologies Inc	25,063	766	Franklin Street Properties Corp	66,716	847

See accompanying notes

454

Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)
Getty Realty Corp	25,471	$ 406	Texas Roadhouse Inc	57,850	$ 829
Healthcare Realty Trust Inc	73,288	1,384	Tuesday Morning Corp (a)	40,662	147
Inland Real Estate Corp	72,794	546	Vitamin Shoppe Inc (a)	27,427	1,034
Kilroy Realty Corp	55,053	2,020	World Fuel Services Corp	66,984	2,669
Kite Realty Group Trust	59,875	247	Zale Corp (a)	24,526	91
LaSalle Hotel Properties	80,119	1,916	Zumiez Inc (a)	20,504	466
Lexington Realty Trust	129,336	1,017			$ 39,780
LTC Properties Inc	28,571	810
Medical Properties Trust Inc	105,188	1,062	Savings & Loans - 0.76%
Mid-America Apartment Communities Inc	34,975	2,182	Bank Mutual Corp	43,532	145
National Retail Properties Inc	88,684	2,417	Brookline Bancorp Inc	55,750	466
Parkway Properties Inc/MD	20,828	268	Dime Community Bancshares Inc	26,364	314
Pennsylvania Real Estate Investment Trust	52,438	538	Northwest Bancshares Inc	97,254	1,213
Post Properties Inc	47,528	1,953	Oritani Financial Corp	48,112	624
PS Business Parks Inc	17,921	954	Provident Financial Services Inc	50,669	656
Saul Centers Inc	10,875	390			$ 3,418
Tanger Factory Outlet Centers	80,903	2,278	Semiconductors - 4.26%
Universal Health Realty Income Trust	11,897	452	ATMI Inc (a)	29,828	608
Urstadt Biddle Properties Inc	21,711	387	Brooks Automation Inc	62,205	650
		$ 33,454	Cabot Microelectronics Corp (a)	21,944	845
			Ceva Inc (a)	22,029	684
Retail - 8.85%			Cirrus Logic Inc (a)	61,397	1,022
Big 5 Sporting Goods Corp	20,713	160
Biglari Holdings Inc (a)	1,349	466	Cohu Inc	22,737	252
			Diodes Inc (a)	34,782	778
BJ's Restaurants Inc (a)	22,691	1,201
			DSP Group Inc (a)	22,157	137
Brown Shoe Co Inc	39,522	352	Entropic Communications Inc (a)	81,414	474
Buckle Inc/The	25,416	1,133	Exar Corp (a)	42,137	257
Buffalo Wild Wings Inc (a)	17,281	1,144
			GT Advanced Technologies Inc (a)	119,188	977
Cabela's Inc (a)	40,564	1,011
			Hittite Microwave Corp (a)	26,277	1,382
Casey's General Stores Inc	35,824	1,775	Kopin Corp (a)	63,322	256
Cash America International Inc	27,614	1,512	Kulicke & Soffa Industries Inc (a)	68,457	661
Cato Corp/The	27,733	711
CEC Entertainment Inc	18,275	578	Micrel Inc	47,427	523
			Microsemi Corp (a)	81,639	1,507
Childrens Place Retail Stores Inc/The (a)	23,712	1,113
Christopher & Banks Corp	33,713	112	MKS Instruments Inc	49,400	1,316
			Monolithic Power Systems Inc (a)	27,732	346
Coinstar Inc (a)	28,944	1,382
			Nanometrics Inc (a)	15,930	269
Coldwater Creek Inc (a)	81,928	86
			Pericom Semiconductor Corp (a)	23,047	196
Cracker Barrel Old Country Store Inc	21,635	917
DineEquity Inc (a)	15,028	706	Power Integrations Inc	27,372	975
			Rubicon Technology Inc (a)	16,705	174
Ezcorp Inc (a)	40,914	1,137
			Rudolph Technologies Inc (a)	29,945	221
Finish Line Inc/The	50,672	1,019	Sigma Designs Inc (a)	30,267	252
First Cash Financial Services Inc (a)	29,042	1,205
			Standard Microsystems Corp (a)	21,818	540
Fred's Inc	36,294	442	Supertex Inc (a)	11,909	220
Genesco Inc (a)	22,770	1,342
			Tessera Technologies Inc (a)	48,257	665
Group 1 Automotive Inc	22,263	1,014	TriQuint Semiconductor Inc (a)	155,165	825
Haverty Furniture Cos Inc	17,981	209	Ultratech Inc (a)	24,166	527
Hibbett Sports Inc (a)	25,260	1,040
			Veeco Instruments Inc (a)	38,659	1,032
HOT Topic Inc	42,292	320	Volterra Semiconductor Corp (a)	23,360	554
HSN Inc	37,648	1,343
Jack in the Box Inc (a)	43,678	899			$ 19,125
JOS A Bank Clothiers Inc (a)	26,204	1,400	Software - 4.12%
Kirkland's Inc (a)	16,004	180	Avid Technology Inc (a)	27,579	171
Lithia Motors Inc	20,723	426	Blackbaud Inc	42,011	1,178
Liz Claiborne Inc (a)	89,078	714	Bottomline Technologies Inc (a)	33,820	821
Lumber Liquidators Holdings Inc (a)	26,136	391	CommVault Systems Inc (a)	41,923	1,785
MarineMax Inc (a)	21,915	178	Computer Programs & Systems Inc	10,417	532
Men's Wearhouse Inc	48,204	1,489	CSG Systems International Inc (a)	32,576	464
O'Charleys Inc (a)	17,520	109	Digi International Inc (a)	24,050	308
OfficeMax Inc (a)	80,986	415	Ebix Inc	30,310	519
Papa John's International Inc (a)	18,112	611	EPIQ Systems Inc	29,919	427
PEP Boys-Manny Moe & Jack	49,601	570	Interactive Intelligence Group (a)	13,470	374
PetMed Express Inc	19,782	197	JDA Software Group Inc (a)	40,050	1,276
PF Chang's China Bistro Inc	21,036	654	MicroStrategy Inc (a)	7,563	997
Red Robin Gourmet Burgers Inc (a)	10,860	272	Monotype Imaging Holdings Inc (a)	33,931	460
Ruby Tuesday Inc (a)	59,416	499	Omnicell Inc (a)	31,202	466
Rue21 Inc (a)	14,741	393	Progress Software Corp (a)	62,955	1,326
Ruth's Hospitality Group Inc (a)	33,018	156	Quality Systems Inc	36,966	1,438
Sonic Automotive Inc	32,959	484	RightNow Technologies Inc (a)	24,108	1,037
Sonic Corp (a)	58,321	432	Smith Micro Software Inc (a)	29,941	35
Stage Stores Inc	29,296	458	Synchronoss Technologies Inc (a)	25,118	755
Stein Mart Inc	25,781	187	SYNNEX Corp (a)	24,052	694

See accompanying notes

455

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Software (continued)			(continued)	Amount (000's)	Value (000's)
Take-Two Interactive Software Inc (a)	81,682	$ 1,289	Banks (continued)
Taleo Corp (a)	38,906	1,261	Investment in Joint Trading Account; Merrill	$ 2,931	$ 2,931
THQ Inc (a)	64,344	137	Lynch Repurchase Agreement; 0.09%
Tyler Technologies Inc (a)	24,528	774	dated 10/31/11 maturing 11/01/11
		$ 18,524	(collateralized by US Government
			Securities; $2,989,226; 0.00% - 8.13%;
Storage & Warehousing - 0.14%			dated 11/25/11 - 09/15/60)
Mobile Mini Inc (a)	33,877	614
					$ 8,657
			TOTAL REPURCHASE AGREEMENTS		$ 8,657
Telecommunications - 2.72%			Total Investments		$ 448,384
Anixter International Inc (a)	27,600	1,620	Other Assets in Excess of Liabilities, Net - 0.22%		$ 976
Arris Group Inc (a)	112,395	1,209	TOTAL NET ASSETS - 100.00%		$ 449,360
Atlantic Tele-Network Inc	8,701	330
Black Box Corp	16,989	475
Cbeyond Inc (a)	28,922	238	(a) Non-Income Producing Security
Cincinnati Bell Inc (a)	187,309	603	(b) Security is Illiquid
Comtech Telecommunications Corp	22,098	732	(c)	Market value is determined in accordance with procedures established in
General Communication Inc (a)	34,035	322	good faith by the Board of Directors. At the end of the period, the value of
Harmonic Inc (a)	108,952	599	these securities totaled $1 or 0.00% of net assets.
LogMeIn Inc (a)	19,824	806
Netgear Inc (a)	35,296	1,252
Network Equipment Technologies Inc (a)	28,204	54
Neutral Tandem Inc (a)	29,580	312	Unrealized Appreciation (Depreciation)
Novatel Wireless Inc (a)	30,186	120	The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:
NTELOS Holdings Corp	28,176	536
Oplink Communications Inc (a)	18,393	298
Symmetricom Inc (a)	40,517	209	Unrealized Appreciation		$ 70,051
Tekelec (a)	57,949	569	Unrealized Depreciation		(56,804)
USA Mobility Inc	20,814	272	Net Unrealized Appreciation (Depreciation)		$ 13,247

ViaSat Inc (a)	39,671	1,690	Cost for federal income tax purposes		$ 435,137
		$ 12,246	All dollar amounts are shown in thousands (000's)
Textiles - 0.29%
G&K Services Inc	17,641	536	Portfolio Summary (unaudited)
Unifirst Corp/MA	14,406	754	Sector		Percent
		$ 1,290	Financial		20 .37%
			Consumer, Non-cyclical		18 .92%
Toys, Games & Hobbies - 0.11%			Industrial		17 .73%
Jakks Pacific Inc	25,612	486	Consumer, Cyclical		15 .91%
			Technology		10 .36%
Transportation - 1.73%			Communications		4 .90%
Arkansas Best Corp	23,939	493	Utilities		4 .26%
Bristow Group Inc	34,431	1,714	Energy		3 .24%
Forward Air Corp	27,787	910	Basic Materials		3 .18%
Heartland Express Inc	56,362	756	Exchange Traded Funds		0 .91%
HUB Group Inc (a)	35,303	1,103	Other Assets in Excess of Liabilities, Net		0 .22%
Knight Transportation Inc	56,063	852	TOTAL NET ASSETS		100.00%
Old Dominion Freight Line Inc (a)	44,355	1,622
Overseas Shipholding Group Inc	24,651	308
		$ 7,758

Water - 0.14%
American States Water Co	17,595	615

TOTAL COMMON STOCKS		$ 439,727
	Maturity
REPURCHASE AGREEMENTS - 1.93%	Amount (000's)	Value (000's)

Banks - 1.93%
Investment in Joint Trading Account; Credit	$ 2,603	$ 2,603
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $2,655,052; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	3,124	3,123
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $3,186,062;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

456

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	107 $	7,369	$ 7,911	$ 542
					$ 542
All dollar amounts are shown in thousands (000's)

See accompanying notes

457

Schedule of Investments
SmallCap Value Fund
October 31, 2011

COMMON STOCKS - 95.40%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 3.93%			Engineering & Construction - 1.05%
Esterline Technologies Corp (a)	15,760	$ 881	MasTec Inc (a)	41,490	$ 897
LMI Aerospace Inc (a)	13,000	262
Moog Inc (a)	26,160	1,013
			Food - 1.53%
Triumph Group Inc	20,500	1,191	TreeHouse Foods Inc (a)	21,200	1,300
		$ 3,347

Airlines - 1.92%			Gas - 1.47%
Alaska Air Group Inc (a)	24,550	1,633
			Southwest Gas Corp	31,730	1,253

Apparel - 0.84%			Hand & Machine Tools - 0.68%
Iconix Brand Group Inc (a)	39,890	716
			Franklin Electric Co Inc	12,690	583

Automobile Parts & Equipment - 1.54%			Healthcare - Products - 1.77%
Dana Holding Corp (a)	40,540	573
			CONMED Corp (a)	25,610	673
Tenneco Inc (a)	22,480	736
			Orthofix International NV (a)	23,671	831
		$ 1,309			$ 1,504

Banks - 8.19%			Healthcare - Services - 2.63%
Bank of the Ozarks Inc	48,893	1,216	AMERIGROUP Corp (a)	19,120	1,064
Eagle Bancorp Inc (a)	16,770	233
			Magellan Health Services Inc (a)	22,910	1,179
East West Bancorp Inc	52,440	1,021			$ 2,243
Financial Institutions Inc	13,300	218
First of Long Island Corp/The	8,160	208	Insurance - 4.11%
Hancock Holding Co	12,320	373	American Safety Insurance Holdings Ltd (a)	13,400	273
MainSource Financial Group Inc	82,374	773	Delphi Financial Group Inc	40,420	1,070
National Penn Bancshares Inc	76,570	597	ProAssurance Corp	19,380	1,484
Prosperity Bancshares Inc	21,440	825	Selective Insurance Group Inc	42,080	675
Webster Financial Corp	51,820	1,018			$ 3,502
WesBanco Inc	25,000	497
		$ 6,979	Investment Companies - 0.69%
			PennantPark Investment Corp	54,576	585
Chemicals - 2.15%
Kraton Performance Polymers Inc (a)	20,695	407
PolyOne Corp	56,920	637	Iron & Steel - 1.90%
WR Grace & Co (a)	18,740	783	Schnitzer Steel Industries Inc	12,160	569
			Universal Stainless & Alloy (a)	27,967	1,053
		$ 1,827			$ 1,622
Commercial Services - 2.99%
Kenexa Corp (a)	33,618	769	Media - 0.84%
On Assignment Inc (a)	106,060	1,144	Sinclair Broadcast Group Inc	74,540	714
RSC Holdings Inc (a)	64,910	634
		$ 2,547	Mining - 0.50%
			Hecla Mining Co	68,540	430
Computers - 1.63%
CACI International Inc (a)	14,660	805
CIBER Inc (a)	168,790	587	Miscellaneous Manufacturing - 2.28%
		$ 1,392	AO Smith Corp	19,237	715
			ESCO Technologies Inc	40,020	1,223
Consumer Products - 0.92%					$ 1,938
Prestige Brands Holdings Inc (a)	73,960	782
			Office Furnishings - 1.34%
			Steelcase Inc	154,260	1,143
Diversified Financial Services - 1.28%
Calamos Asset Management Inc	50,590	632
Evercore Partners Inc - Class A	16,744	459	Oil & Gas - 2.67%
		$ 1,091	Berry Petroleum Co	20,980	725
			GeoResources Inc (a)	36,530	969
Electric - 6.61%			Pioneer Drilling Co (a)	58,350	577
Avista Corp	60,930	1,551			$ 2,271
El Paso Electric Co	41,380	1,325
NorthWestern Corp	37,570	1,294	Oil & Gas Services - 1.11%
Unisource Energy Corp	39,180	1,461	Complete Production Services Inc (a)	28,790	944
		$ 5,631

Electrical Components & Equipment - 0.75%			Packaging & Containers - 0.53%
Belden Inc	19,680	635	Rock-Tenn Co	7,570	448

Electronics - 2.38%			Pharmaceuticals - 1.04%
Brady Corp	24,900	765	Par Pharmaceutical Cos Inc (a)	29,040	889
Cymer Inc (a)	4,262	185
OSI Systems Inc (a)	24,280	1,076
		$ 2,026

See accompanying notes

458

Schedule of Investments
SmallCap Value Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Private Equity - 0.78%			(continued)	Amount (000's)	Value (000's)
American Capital Ltd (a)	85,330	$ 663	Banks (continued)
			Investment in Joint Trading Account; Merrill	$ 1,078	$ 1,078
			Lynch Repurchase Agreement; 0.09%
REITS - 11.08%			dated 10/31/11 maturing 11/01/11
EastGroup Properties Inc	28,891	1,260	(collateralized by US Government
Education Realty Trust Inc	128,970	1,193
Entertainment Properties Trust	24,353	1,091	Securities; $1,099,877; 0.00% - 8.13%;
Extra Space Storage Inc	63,130	1,422	dated 11/25/11 - 09/15/60)
Kilroy Realty Corp	21,340	783			$ 3,185
MFA Financial Inc	85,430	577	TOTAL REPURCHASE AGREEMENTS		$ 3,185
Post Properties Inc	35,040	1,439	Total Investments		$ 84,447
PS Business Parks Inc	19,110	1,017	Other Assets in Excess of Liabilities, Net - 0.86%		$ 734
Sun Communities Inc	17,330	660	TOTAL NET ASSETS - 100.00%		$ 85,181
		$ 9,442

Retail - 7.62%			(a) Non-Income Producing Security
Brinker International Inc	48,190	1,104
Cash America International Inc	21,860	1,197
Chico's FAS Inc	45,990	568	Unrealized Appreciation (Depreciation)
Dillard's Inc	19,050	982	The net federal income tax unrealized appreciation (depreciation) and federal tax
Finish Line Inc/The	40,730	819	cost of investments held as of the period end were as follows:
Liz Claiborne Inc (a)	108,420	868
Sally Beauty Holdings Inc (a)	49,610	952
			Unrealized Appreciation		$ 7,424
		$ 6,490	Unrealized Depreciation		(4,915)
Savings & Loans - 4.67%			Net Unrealized Appreciation (Depreciation)		$ 2,509
Investors Bancorp Inc (a)	69,220	961	Cost for federal income tax purposes		$ 81,938
OceanFirst Financial Corp	40,080	523
Oritani Financial Corp	93,530	1,212	All dollar amounts are shown in thousands (000's)
Provident Financial Services Inc	98,790	1,279
		$ 3,975	Portfolio Summary (unaudited)
			Sector		Percent
Semiconductors - 2.54%			Financial		34 .54%
Lattice Semiconductor Corp (a)	137,160	868
			Consumer, Cyclical		14 .07%
MKS Instruments Inc	26,610	709	Industrial		12 .87%
Rudolph Technologies Inc (a)	79,700	588
			Consumer, Non-cyclical		10 .88%
		$ 2,165	Utilities		8 .08%
Software - 1.07%			Technology		5 .24%
SYNNEX Corp (a)	31,650	914	Communications		5 .13%
			Basic Materials		4 .55%
			Energy		3 .78%
Telecommunications - 4.29%			Other Assets in Excess of Liabilities, Net		0 .86%
Arris Group Inc (a)	80,150	862
			TOTAL NET ASSETS		100.00%
Consolidated Communications Holdings Inc	52,180	985
Plantronics Inc	22,490	751
RF Micro Devices Inc (a)	144,341	1,060
		$ 3,658

Textiles - 0.81%
G&K Services Inc	22,680	689

Transportation - 1.27%
Atlas Air Worldwide Holdings Inc (a)	28,160	1,085

TOTAL COMMON STOCKS		$ 81,262
	Maturity
REPURCHASE AGREEMENTS - 3.74%	Amount (000's)	Value (000's)

Banks - 3.74%
Investment in Joint Trading Account; Credit	$ 958	$ 958
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $976,918; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,149	1,149
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,172,302;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

459

Schedule of Investments
SmallCap Value Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	12 $	912	$ 887	$ (25)
					$ (25)
All dollar amounts are shown in thousands (000's)

See accompanying notes

460

Schedule of Investments SmallCap Value Fund II

October 31, 2011

COMMON STOCKS - 95.37%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.04%			Automobile Parts & Equipment - 0.62%
Harte-Hanks Inc	28,158	$ 247	Accuride Corp (a)	23,039	$ 146
Marchex Inc	9,185	82	American Axle & Manufacturing Holdings Inc	21,698	210
Valuevision Media Inc (a)	10,662	35	(a)
		$ 364	Commercial Vehicle Group Inc (a)	12,513	138
			Dana Holding Corp (a)	21,245	300
Aerospace & Defense - 1.66%			Dorman Products Inc (a)	6,122	233
AAR Corp	97,496	1,943	Douglas Dynamics Inc	5,174	78
Alliant Techsystems Inc	22,725	1,320	Exide Technologies (a)	46,026	207
Allied Defense Group Inc/The (a),(b)	2,055	7
			Federal-Mogul Corp (a)	32,566	549
Arotech Corp (a)	9,039	14
			Fuel Systems Solutions Inc (a)	7,135	167
CPI Aerostructures Inc (a)	116	1
			Miller Industries Inc/TN	41,771	855
Cubic Corp	14,005	660	Modine Manufacturing Co (a)	26,266	278
Curtiss-Wright Corp	70,125	2,298	Motorcar Parts of America Inc (a)	18,918	188
Ducommun Inc	23,341	333	Spartan Motors Inc	74,204	363
Esterline Technologies Corp (a)	70,475	3,939
GenCorp Inc (a)	9,459	46	Standard Motor Products Inc	28,508	443
			Superior Industries International Inc	56,161	1,027
HEICO Corp	6,732	384	Supreme Industries Inc (a)	4,647	9
Kaman Corp	10,809	359	Tenneco Inc (a)	20,150	659
Kratos Defense & Security Solutions Inc (a)	26,538	168
LMI Aerospace Inc (a)	17,348	349	Titan International Inc	19,988	450
Moog Inc (a)	43,146	1,671			$ 6,300
National Presto Industries Inc	3,874	370	Banks - 8.99%
Orbital Sciences Corp (a)	13,678	212	1st Source Corp	32,132	773
SIFCO Industries Inc	769	15	1st United Bancorp Inc/Boca Raton (a)	8,862	46
Teledyne Technologies Inc (a)	12,289	670	Alliance Financial Corp/NY	3,012	93
Triumph Group Inc	34,798	2,021	Ameris Bancorp (a)	9,279	93
		$ 16,780	AmeriServ Financial Inc (a)	22,099	43
			Ames National Corp	5,204	96
Agriculture - 0.35%			Arrow Financial Corp	5,980	140
Alliance One International Inc (a)	151,330	404
			Associated Banc-Corp	246,623	2,750
Andersons Inc/The	18,740	692	Bancfirst Corp	4,056	157
Griffin Land & Nurseries Inc	472	13	Banco Latinoamericano de Comercio Exterior	77,358	1,257
MGP Ingredients Inc	14,268	94	SA
Tejon Ranch Co (a)	11,483	298
			Bancorp Inc/DE (a)	13,389	108
Universal Corp/VA	44,047	1,886	BancorpSouth Inc	86,178	842
Vector Group Ltd	7,980	140	BancTrust Financial Group Inc (a)	9,317	15
		$ 3,527	Bank of Commerce Holdings	1,031	4
Airlines - 0.72%			Bank of Florida Corp (a),(b)	6,269	—
Alaska Air Group Inc (a)	13,401	892	Bank of Hawaii Corp	46,775	1,975
Allegiant Travel Co (a)	15,800	821	Bank of Kentucky Financial Corp	3,501	76
Hawaiian Holdings Inc (a)	9,441	51	Bank of Marin Bancorp	3,306	117
JetBlue Airways Corp (a)	381,530	1,709	Bank of the Ozarks Inc	9,698	241
MAIR Holdings Inc (a),(b),(c)	16,800	—	Banner Corp	27,782	488
Pinnacle Airlines Corp (a)	14,126	36	Boston Private Financial Holdings Inc	118,116	895
Republic Airways Holdings Inc (a)	77,673	202	Bridge Bancorp Inc	2,682	52
Skywest Inc	205,551	2,756	Bridge Capital Holdings (a)	5,543	61
Spirit Airlines Inc (a)	27,695	456	Bryn Mawr Bank Corp	5,367	99
US Airways Group Inc (a)	65,042	375	Camden National Corp	4,576	136
			Capital Bank Corp (a)	8,958	19
		$ 7,298
			Capital City Bank Group Inc	10,625	108
Apparel - 1.30%			CapitalSource Inc	328,283	2,088
Carter's Inc (a)	4,034	154	Cardinal Financial Corp	17,675	190
Columbia Sportswear Co	2,340	126	Cascade Bancorp (a)	3,664	19
Delta Apparel Inc (a)	9,362	168	Cathay General Bancorp	233,811	3,270
Hanesbrands Inc (a)	90,825	2,395	Center Bancorp Inc	7,349	68
Iconix Brand Group Inc (a)	200,874	3,607	Center Financial Corp (a)	47,714	314
Jones Group Inc/The	98,219	1,097	Centerstate Banks Inc	23,091	131
K-Swiss Inc (a)	5,023	23	Central Bancorp Inc/MA	538	10
Lacrosse Footwear Inc	2,576	33	Central Pacific Financial Corp (a)	852	10
Lakeland Industries Inc (a)	4,532	34	Century Bancorp Inc/MA	2,276	62
Perry Ellis International Inc (a)	30,268	759	Chemical Financial Corp	42,453	855
Quiksilver Inc (a)	158,985	532	City Holding Co	6,017	198
Rocky Brands Inc (a)	7,807	83	CNB Financial Corp/PA	7,532	108
Skechers U.S.A. Inc (a)	26,943	384	CoBiz Financial Inc	18,217	97
Superior Uniform Group Inc	3,314	40	Columbia Banking System Inc	47,702	910
Tandy Brands Accessories Inc (a)	5,373	5	Community Bank System Inc	43,363	1,108
True Religion Apparel Inc (a)	17,403	590	Community Trust Bancorp Inc	7,356	209
Unifi Inc (a)	24,241	188	Crescent Financial Corp (a)	3,633	15
Warnaco Group Inc/The (a)	2,792	137	CVB Financial Corp	96,690	938
Wolverine World Wide Inc	73,972	2,806	Dearborn Bancorp Inc (a)	3,450	2
		$ 13,161	Eagle Bancorp Inc (a)	10,378	144

See accompanying notes

461

Schedule of Investments
SmallCap Value Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Banks (continued)			Banks (continued)
East West Bancorp Inc	17,108	$ 333	OmniAmerican Bancorp Inc (a)	12,215	$ 180
Encore Bancshares Inc (a)	10,612	124	Oriental Financial Group Inc	53,206	563
Enterprise Bancorp Inc/MA	3,539	51	Orrstown Financial Services Inc	4,256	39
Enterprise Financial Services Corp	12,134	187	Pacific Capital Bancorp NA (a)	255	7
Farmers Capital Bank Corp (a)	627	3	Pacific Continental Corp	3,407	30
Fidelity Southern Corp	5,248	35	Pacific Mercantile Bancorp (a)	4,122	13
Financial Institutions Inc	11,053	181	PacWest Bancorp	38,682	683
First Bancorp Inc/ME	5,335	77	Park National Corp	5,204	311
First BanCorp/Puerto Rico (a)	2,587	9	Park Sterling Corp (a)	2,624	10
First BanCorp/Puerto Rico - Rights (a),(b),(c)	2,587	—	Patriot National Bancorp Inc (a)	2,329	4
First Bancorp/Troy NC	22,713	288	Penns Woods Bancorp Inc	2,519	92
First Busey Corp	52,854	269	Peoples Bancorp Inc/OH	14,582	193
First California Financial Group Inc (a)	6,925	23	Pinnacle Financial Partners Inc (a)	76,086	1,142
First Commonwealth Financial Corp	297,656	1,372	Preferred Bank/Los Angeles CA (a)	444	4
First Community Bancshares Inc/VA	17,563	211	Premier Financial Bancorp Inc (a)	627	3
First Connecticut Bancorp Inc/Farmington CT	11,329	133	PrivateBancorp Inc	165,134	1,800
First Financial Bancorp	75,468	1,237	Prosperity Bancshares Inc	113,329	4,362
First Financial Bankshares Inc	21,937	696	Renasant Corp	38,942	561
First Financial Corp/IN	4,388	144	Republic Bancorp Inc/KY	10,977	223
First Interstate Bancsystem Inc	19,626	248	Republic First Bancorp Inc (a)	5,138	8
First Mariner Bancorp Inc (a)	2,050	—	S&T Bancorp Inc	24,737	462
First Merchants Corp	32,092	259	Sandy Spring Bancorp Inc	39,476	672
First Midwest Bancorp Inc/IL	97,660	880	SCBT Financial Corp	4,985	147
First of Long Island Corp/The	4,482	114	Shore Bancshares Inc	1,348	7
First Regional Bancorp/Los Angeles CA (a),(b)	4,482	—	Sierra Bancorp	12,970	142
First Security Group Inc/TN (a)	493	1	Simmons First National Corp	8,243	213
FirstMerit Corp	333,213	4,668	Southern Community Financial Corp/NC (a)	13,075	14
FNB Corp/PA	176,893	1,785	Southern Connecticut Bancorp Inc (a)	896	2
FNB United Corp (a)	13,601	3	Southside Bancshares Inc	6,544	135
Franklin Financial Corp/VA (a)	8,444	94	Southwest Bancorp Inc/Stillwater OK (a)	27,222	128
Fulton Financial Corp	21,633	204	State Bancorp Inc/NY	9,173	108
German American Bancorp Inc	7,632	133	State Bank Financial Corp (a)	12,451	180
Glacier Bancorp Inc	82,163	933	StellarOne Corp	24,880	298
Great Southern Bancorp Inc	6,316	126	Sterling Bancorp/NY	6,906	57
Green Bankshares Inc (a)	7,648	11	Sterling Financial Corp/WA (a)	19,765	297
Guaranty Bancorp (a)	41,148	55	Suffolk Bancorp	5,887	50
Hancock Holding Co	73,518	2,227	Sun Bancorp Inc/NJ (a)	26,178	78
Hanmi Financial Corp (a)	125,672	126	Superior Bancorp (a)	7,473	—
Heartland Financial USA Inc	9,667	152	Susquehanna Bancshares Inc	473,072	3,435
Heritage Commerce Corp (a)	19,813	96	SVB Financial Group (a)	23,130	1,063
Heritage Financial Corp/WA	167	2	SY Bancorp Inc	6,316	130
Home Bancshares Inc/AR	9,137	214	Synovus Financial Corp	183,392	275
Horizon Financial Corp (a)	2,100	—	Taylor Capital Group Inc (a)	8,710	81
Hudson Valley Holding Corp	10,701	232	Tennessee Commerce Bancorp Inc (a)	737	—
Iberiabank Corp	16,785	868	Texas Capital Bancshares Inc (a)	28,333	793
Independent Bank Corp/MI (a)	1,910	3	TIB Financial Corp (a)	153	2
Independent Bank Corp/Rockland MA	8,806	228	Tompkins Financial Corp	3,237	128
International Bancshares Corp	91,952	1,666	Tower Bancorp Inc	6,913	178
Intervest Bancshares Corp (a)	7,097	20	TowneBank/Portsmouth VA	33,437	417
Lakeland Bancorp Inc	12,825	119	Trico Bancshares	8,545	127
Lakeland Financial Corp	10,382	248	Trustco Bank Corp NY	120,702	599
LNB Bancorp Inc	10,575	47	Trustmark Corp	55,696	1,233
Macatawa Bank Corp (a)	7,447	20	UMB Financial Corp	43,205	1,593
MainSource Financial Group Inc	24,897	234	Umpqua Holdings Corp	282,054	3,229
MB Financial Inc	155,038	2,569	Union First Market Bankshares Corp	34,940	448
MBT Financial Corp (a)	7,614	10	United Bankshares Inc	44,746	1,062
Mercantile Bank Corp (a)	3,822	35	United Community Banks Inc/GA (a)	39,462	292
Merchants Bancshares Inc	2,886	82	Univest Corp of Pennsylvania	11,042	168
Metro Bancorp Inc (a)	26,878	223	Virginia Commerce Bancorp Inc (a)	60,496	385
MidWestOne Financial Group Inc	700	10	Washington Banking Co	9,251	109
Nara Bancorp Inc (a)	91,221	773	Washington Trust Bancorp Inc	5,859	138
National Bankshares Inc	4,263	119	Webster Financial Corp	204,299	4,013
National Penn Bancshares Inc	447,297	3,488	WesBanco Inc	41,843	831
NBT Bancorp Inc	37,282	803	West Bancorporation Inc	10,127	100
NewBridge Bancorp (a)	10,342	41	West Coast Bancorp/OR (a)	6,867	102
North Valley Bancorp (a)	140	1	Westamerica Bancorporation	9,654	432
Northeast Bancorp	237	3	Western Alliance Bancorp (a)	138,724	902
Northrim BanCorp Inc	730	14	Wintrust Financial Corp	102,519	2,961
Old National Bancorp/IN	129,702	1,500	Yadkin Valley Financial Corp (a)	7,050	15
Old Second Bancorp Inc (a)	12,948	17			$ 90,966

See accompanying notes

462

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Beverages - 0.08%			Chemicals (continued)
Boston Beer Co Inc (a)	3,966	$ 351	Quaker Chemical Corp	1,893	$ 66
Central European Distribution Corp (a)	65,267	352	Sensient Technologies Corp	151,189	5,587
Craft Brewers Alliance Inc (a)	15,653	103	Spartech Corp (a)	45,423	184
		$ 806	Stepan Co	3,467	268
			TPC Group Inc (a)	2,856	57
Biotechnology - 0.48%			Westlake Chemical Corp	28,590	1,178
Acorda Therapeutics Inc (a)	10,100	221
			Zoltek Cos Inc (a)	63,343	459
Affymax Inc (a)	11,047	59
AMAG Pharmaceuticals Inc (a)	13,681	194			$ 18,262
Astex Pharmaceuticals (a)	51,546	99	Coal - 0.08%
Cambrex Corp (a)	42,633	235	Cloud Peak Energy Inc (a)	19,315	443
Cubist Pharmaceuticals Inc (a)	10,300	389	James River Coal Co (a)	14,176	147
Emergent Biosolutions Inc (a)	18,020	340	L&L Energy Inc (a)	36,577	99
Enzo Biochem Inc (a)	44,090	126	Patriot Coal Corp (a)	3,875	49
Enzon Pharmaceuticals Inc (a)	42,311	311	SunCoke Energy Inc (a)	4,404	56
Geron Corp (a)	61,308	144	Westmoreland Coal Co (a)	4,385	48
Harvard Bioscience Inc (a)	15,151	69			$ 842
Inhibitex Inc (a)	10,492	41
Insmed Inc (a)	15,039	53	Commercial Services - 6.28%
InterMune Inc (a)	11,487	293	Aaron's Inc	173,591	4,645
Maxygen Inc	96,232	567	ABM Industries Inc	32,723	662
Medicines Co/The (a)	30,339	568	Advance America Cash Advance Centers Inc	41,537	350
			Advisory Board Co/The (a)	4,414	270
Momenta Pharmaceuticals Inc (a)	31,104	460
			Albany Molecular Research Inc (a)	31,794	102
Nymox Pharmaceutical Corp (a)	2,035	19
			American Public Education Inc (a)	5,528	198
Oncothyreon Inc (a)	7,537	53
			American Reprographics Co (a)	24,013	96
Pacific Biosciences of California Inc (a)	16,598	65
			AMN Healthcare Services Inc (a)	13,079	62
PDL BioPharma Inc	14,863	90	Ascent Capital Group Inc (a)	22,121	1,006
RTI Biologics Inc (a)	83,020	373
			Asset Acceptance Capital Corp (a)	3,448	10
Sequenom Inc (a)	18,457	92
			Avalon Holdings Corp (a)	3,917	9
		$ 4,861	Avis Budget Group Inc (a)	149,110	2,102
Building Materials - 1.04%			Barrett Business Services Inc	10,265	162
Apogee Enterprises Inc	30,503	333	Capella Education Co (a)	6,518	227
Builders FirstSource Inc (a)	18,688	30	Cardtronics Inc (a)	3,400	85
Comfort Systems USA Inc	17,324	190	Career Education Corp (a)	452	7
Drew Industries Inc	7,564	182	Carriage Services Inc	24,394	145
Eagle Materials Inc	66,650	1,372	CBIZ Inc (a)	43,516	276
Gibraltar Industries Inc (a)	56,192	627	CDI Corp	31,185	409
Interline Brands Inc (a)	46,264	690	Cenveo Inc (a)	18,981	71
KSW Inc	100	—	Champion Industries Inc/WV (a)	10,371	11
Lennox International Inc	42,825	1,379	Collectors Universe	579	9
Louisiana-Pacific Corp (a)	239,836	1,595	Consolidated Graphics Inc (a)	51,507	2,347
LSI Industries Inc	18,187	122	Convergys Corp (a)	243,902	2,610
PGT Inc (a)	10,663	16	CoreLogic Inc/United States (a)	30,965	377
Quanex Building Products Corp	16,184	238	Corinthian Colleges Inc (a)	42,288	81
Simpson Manufacturing Co Inc	50,641	1,553	Corrections Corp of America (a)	198,650	4,416
Texas Industries Inc	33,875	1,017	CRA International Inc (a)	15,947	308
Trex Co Inc (a)	4,355	80	Cross Country Healthcare Inc (a)	53,496	267
Universal Forest Products Inc	37,716	1,059	Edgewater Technology Inc (a)	10,657	31
		$ 10,483	Electro Rent Corp	27,662	445
			Euronet Worldwide Inc (a)	35,918	695
Chemicals - 1.80%			Forrester Research Inc	7,140	256
A Schulman Inc	43,418	917	Franklin Covey Co (a)	4,240	41
Aceto Corp	46,046	292	FTI Consulting Inc (a)	67,868	2,675
American Pacific Corp (a)	4,299	40
			Geo Group Inc/The (a)	116,335	2,121
American Vanguard Corp	25,920	321	Global Cash Access Holdings Inc (a)	70,707	211
Chemtura Corp (a)	17,736	215
			Grand Canyon Education Inc (a)	25,794	421
Codexis Inc (a)	240	1
			Great Lakes Dredge & Dock Corp	95,217	490
Cytec Industries Inc	3,027	135	H&E Equipment Services Inc (a)	14,026	154
Ferro Corp (a)	50,801	329
			Hackett Group Inc/The (a)	24,918	103
Georgia Gulf Corp (a)	59,222	1,072
			Heidrick & Struggles International Inc	18,586	368
HB Fuller Co	63,086	1,356	Hill International Inc (a)	11,699	65
Innophos Holdings Inc	3,776	166	Hudson Highland Group Inc (a)	23,683	109
Innospec Inc (a)	1,541	47
			Huron Consulting Group Inc (a)	14,878	536
Kraton Performance Polymers Inc (a)	33,762	664
			ICF International Inc (a)	42,924	1,004
Landec Corp (a)	56,353	350
			Insperity Inc	12,526	323
Minerals Technologies Inc	16,951	930	Intersections Inc	9,391	159
NewMarket Corp	1,896	368	KAR Auction Services Inc (a)	220,980	3,039
Olin Corp	36,276	685	Kelly Services Inc	76,738	1,254
OM Group Inc (a)	81,892	2,367
			Kforce Inc (a)	2,367	30
Penford Corp (a)	5,082	26
			Korn/Ferry International (a)	29,905	478
PolyOne Corp	16,272	182

See accompanying notes

463

Schedule of Investments
SmallCap Value Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Computers (continued)
Lincoln Educational Services Corp	54,078	$ 506	Syntel Inc	4,854	$ 237
Live Nation Entertainment Inc (a)	143,860	1,351	Tier Technologies Inc (a)	7,285	26
Mac-Gray Corp	26,273	365	Unisys Corp (a)	9,978	259
McGrath Rentcorp	100,052	2,673	Xyratex Ltd	33,437	456
Medifast Inc (a)	25,277	416			$ 15,700
MoneyGram International Inc (a)	4,411	11
Monro Muffler Brake Inc	3,300	122	Consumer Products - 1.35%
			ACCO Brands Corp (a)	22,755	156
Multi-Color Corp	12,079	320
Navigant Consulting Inc (a)	89,590	1,016	American Greetings Corp	53,147	851
			AT Cross Co (a)	1,000	12
On Assignment Inc (a)	41,893	452
PDI Inc (a)	13,686	88	Blyth Inc	9,840	549
			Central Garden and Pet Co (a)	27,553	238
Pendrell Corp (a)	33,709	84
			Central Garden and Pet Co - A Shares (a)	86,853	763
Perceptron Inc (a)	4,524	25
PHH Corp (a)	179,860	3,319	CSS Industries Inc	14,696	310
Providence Service Corp/The (a)	6,305	79	Ennis Inc	49,872	730
			Helen of Troy Ltd (a)	40,275	1,165
QC Holdings Inc	400	1	Kid Brands Inc (a)	17,331	51
Quad/Graphics Inc	11,440	226
RCM Technologies Inc (a)	11,198	54	Oil-Dri Corp of America	2,481	50
			Prestige Brands Holdings Inc (a)	106,359	1,125
Rent-A-Center Inc/TX	162,192	5,538
Resources Connection Inc	16,128	179	Scotts Miracle-Gro Co/The	99,813	4,842
			Spectrum Brands Holdings Inc (a)	38,920	988
RSC Holdings Inc (a)	23,571	230
Spectrum Group International Inc (a)	8,050	24	WD-40 Co	41,200	1,814
StarTek Inc (a)	11,310	27			$ 13,644
Stewart Enterprises Inc	135,903	875	Cosmetics & Personal Care - 0.07%
Strayer Education Inc	1,364	116	CCA Industries Inc	400	2
Team Health Holdings Inc (a)	27,456	558	Elizabeth Arden Inc (a)	2,779	95
TeleTech Holdings Inc (a)	9,140	160	Parlux Fragrances Inc (a)	16,936	57
TMS International Corp (a)	4,649	40	Physicians Formula Holdings Inc (a)	19,729	61
Towers Watson & Co	78,239	5,140	Revlon Inc (a)	30,751	453
Track Data Corp (a)	44	4
Tree.com Inc (a)	5,970	32			$ 668
TrueBlue Inc (a)	31,932	422	Distribution & Wholesale - 1.07%
Tufco Technologies Inc (a)	1,165	4	ADDvantage Technologies Group Inc (a)	3,841	8
United Rentals Inc (a)	65,512	1,534	Beacon Roofing Supply Inc (a)	10,495	193
Versar Inc (a)	8,300	27	Brightpoint Inc (a)	15,515	158
Viad Corp	51,864	1,086	Core-Mark Holding Co Inc	26,113	874
Volt Information Sciences Inc (a)	19,580	123	GTSI Corp (a)	6,797	30
Zillow Inc (a)	1,963	58	Navarre Corp (a)	15,359	24
		$ 63,613	Owens & Minor Inc	14,050	421
			Pool Corp	4,860	142
Computers - 1.55%			Scansource Inc (a)	76,229	2,650
3D Systems Corp (a)	4,489	73	School Specialty Inc (a)	34,531	264
Agilysys Inc (a)	37,141	315	Titan Machinery Inc (a)	6,619	154
Astro-Med Inc	7,443	59	United Stationers Inc	23,235	739
CACI International Inc (a)	109,635	6,018	Watsco Inc	15,226	939
CIBER Inc (a)	140,314	488	WESCO International Inc (a)	87,525	4,241
Cogo Group Inc (a)	15,199	36			$ 10,837
Computer Task Group Inc (a)	3,096	40
Cray Inc (a)	70,614	447	Diversified Financial Services - 1.79%
Dataram Corp (a)	1,752	2	Aircastle Ltd	186,158	2,259
Dot Hill Systems Corp (a)	26,645	46	Apollo Residential Mortgage Inc (a)	2,769	45
Dynamics Research Corp (a)	10,368	100	Asta Funding Inc	11,730	95
Electronics for Imaging Inc (a)	96,903	1,453	Calamos Asset Management Inc	43,795	548
Hutchinson Technology Inc (a)	29,692	53	California First National Bancorp	986	16
Imation Corp (a)	72,056	484	Cohen & Steers Inc	5,351	145
Insight Enterprises Inc (a)	83,220	1,406	CompuCredit Holdings Corp (a)	57,562	179
Key Tronic Corp (a)	16,991	71	Cowen Group Inc (a)	48,579	132
LivePerson Inc (a)	3,900	49	Credit Acceptance Corp (a)	2,628	181
Mentor Graphics Corp (a)	21,176	241	Doral Financial Corp (a)	12,130	15
Mercury Computer Systems Inc (a)	12,309	180	Edelman Financial Group Inc	32,911	229
MTS Systems Corp	5,200	191	Federal Agricultural Mortgage Corp	17,569	354
NCI Inc (a)	3,342	46	First Marblehead Corp/The (a)	57,745	55
PAR Technology Corp (a)	9,156	33	Firstcity Financial Corp (a)	7,911	50
Planar Systems Inc (a)	24,121	47	GFI Group Inc	67,802	293
Qualstar Corp (a)	4,617	9	Higher One Holdings Inc (a)	19,006	335
Quantum Corp (a)	91,939	240	INTL. FCStone Inc (a)	5,738	139
Radisys Corp (a)	19,754	116	Investment Technology Group Inc (a)	70,575	805
Rimage Corp	9,468	105	JMP Group Inc	17,984	134
Spansion Inc (a)	20,294	209	KBW Inc	12,524	177
Super Micro Computer Inc (a)	103,650	1,658	Knight Capital Group Inc (a)	187,043	2,336
SYKES Enterprises Inc (a)	31,798	507	LPL Investment Holdings Inc (a)	109,950	3,190

See accompanying notes

464

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Diversified Financial Services (continued)			Electrical Components & Equipment (continued)
MarketAxess Holdings Inc	6,400	$ 187	Ultralife Corp (a)	14,398	$ 65
Marlin Business Services Corp	16,643	196			$ 9,374
Medley Capital Corp	6,740	63
MF Global Holdings Ltd (a),(b)	302,823	363	Electronics - 1.87%
MicroFinancial Inc	5,351	30	Allied Motion Technologies Inc	200	1
National Financial Partners Corp (a)	17,613	241	American Science & Engineering Inc	2,293	156
Nelnet Inc	38,357	824	Analogic Corp	1,969	106
NewStar Financial Inc (a)	59,499	638	Badger Meter Inc	1,592	52
			Ballantyne Strong Inc (a)	7,107	26
Nicholas Financial Inc	5,909	67
Ocwen Financial Corp (a)	63,332	918	Bel Fuse Inc	18,007	322
			Benchmark Electronics Inc (a)	76,017	1,044
Oppenheimer Holdings Inc	20,909	368	Blonder Tongue Laboratories (a)	1,523	2
Penson Worldwide Inc (a)	5,924	7
Piper Jaffray Cos (a)	33,549	696	Brady Corp	45,984	1,412
			Checkpoint Systems Inc (a)	49,081	650
Portfolio Recovery Associates Inc (a)	5,611	394
			Coherent Inc (a)	11,513	587
Stifel Financial Corp (a)	11,432	364
Student Loan Corp (a),(b),(c)	10,805	27	CTS Corp	49,104	456
			CyberOptics Corp (a)	7,092	58
SWS Group Inc	3,300	18	Cymer Inc (a)	45,400	1,973
Virtus Investment Partners Inc (a)	4,804	300
Walter Investment Management Corp	20,211	513	Daktronics Inc	36,745	371
World Acceptance Corp (a)	2,485	168	DDi Corp	8,122	75
		$ 18,094	Electro Scientific Industries Inc	51,708	636
			FEI Co (a)	7,767	309
Electric - 3.37%			Frequency Electronics Inc (a)	11,821	98
Allete Inc	11,356	449	Identive Group Inc (a)	7,796	18
Atlantic Power Corp	22,551	304	IntriCon Corp (a)	448	2
Avista Corp	27,210	692	Kemet Corp (a)	17,088	158
Black Hills Corp	48,948	1,650	LeCroy Corp (a)	8,927	92
Central Vermont Public Service Corp	4,910	174	Measurement Specialties Inc (a)	635	20
CH Energy Group Inc	5,409	299	MEMSIC Inc (a)	5,491	15
Cleco Corp	133,367	4,918	Methode Electronics Inc	19,588	182
Dynegy Inc (a)	260,442	955	Multi-Fineline Electronix Inc (a)	4,559	105
El Paso Electric Co	170,894	5,474	Newport Corp (a)	10,459	145
Empire District Electric Co/The	50,180	1,002	OSI Systems Inc (a)	2,682	119
Genie Energy Ltd	16,938	141	Park Electrochemical Corp	8,453	239
GenOn Energy Inc (a)	375,075	1,144	Plexus Corp (a)	2,172	56
Great Plains Energy Inc	141,325	2,931	Rofin-Sinar Technologies Inc (a)	11,390	296
IDACORP Inc	51,635	2,085	Rogers Corp (a)	10,437	450
MGE Energy Inc	27,348	1,193	Sanmina-SCI Corp (a)	44,400	391
NorthWestern Corp	146,969	5,063	Sparton Corp (a)	14,794	126
Ormat Technologies Inc	20,393	387	Sypris Solutions Inc (a)	37,183	118
Otter Tail Corp	46,879	910	Taser International Inc (a)	39,695	197
Pike Electric Corp (a)	47,709	362	Tech Data Corp (a)	2,441	120
PNM Resources Inc	30,866	555	Thomas & Betts Corp (a)	71,775	3,566
Portland General Electric Co	60,460	1,484	TTM Technologies Inc (a)	25,402	284
Synthesis Energy Systems Inc (a)	7,503	12	Viasystems Group Inc (a)	1,579	33
UIL Holdings Corp	23,857	813	Vicon Industries Inc (a)	1,971	7
Unisource Energy Corp	30,465	1,136	Vishay Intertechnology Inc (a)	138,697	1,491
		$ 34,133	Vishay Precision Group Inc (a)	21,327	311
			Watts Water Technologies Inc	59,169	1,864
Electrical Components & Equipment - 0.93%			X-Rite Inc (a)	25,568	115
Acuity Brands Inc	4,169	193	Zygo Corp (a)	6,971	107
Advanced Energy Industries Inc (a)	54,721	511
Belden Inc	13,830	446			$ 18,961
C&D Technologies Inc (a)	176	2	Energy - Alternate Sources - 0.15%
Encore Wire Corp	43,292	1,151	Amyris Inc (a)	6,700	137
Energy Conversion Devices Inc (a)	47,327	23	Ascent Solar Technologies Inc (a)	41,633	34
EnerSys (a)	138,856	3,128	FutureFuel Corp	7,323	83
Evergreen Solar Inc (a)	950	—	Green Plains Renewable Energy Inc (a)	84,226	881
Generac Holdings Inc (a)	6,358	145	Headwaters Inc (a)	69,215	122
General Cable Corp (a)	93,993	2,636	Ocean Power Technologies Inc (a)	12,856	48
Insteel Industries Inc	24,162	249	REX American Resources Corp (a)	9,275	169
Littelfuse Inc	1,667	82			$ 1,474
Magnetek Inc (a)	5,063	5
NIVS IntelliMedia Technology Group Inc (a)	19,213	3	Engineering & Construction - 1.25%
			Aegion Corp (a)	15,776	233
Orion Energy Systems Inc (a)	15,690	48
Powell Industries Inc (a)	7,673	258	Argan Inc	196	3
			Dycom Industries Inc (a)	77,094	1,498
Power-One Inc (a)	38,151	189
PowerSecure International Inc (a)	3,723	16	EMCOR Group Inc	30,924	775
			ENGlobal Corp (a)	18,947	49
Sunpower Corp - Class A (a)	2,774	28
Sunpower Corp - Class B (a)	20,758	196	Granite Construction Inc	53,657	1,207
			Integrated Electrical Services Inc (a)	827	2
			Layne Christensen Co (a)	47,225	1,190

See accompanying notes

465

Schedule of Investments SmallCap Value Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Engineering & Construction (continued)			Food (continued)
MasTec Inc (a)	170,380	$ 3,684	Winn-Dixie Stores Inc (a)	136,990	$ 869
Michael Baker Corp (a)	5,479	112			$ 18,828
Mistras Group Inc (a)	10,139	221
MYR Group Inc/Delaware (a)	67,425	1,301	Forest Products & Paper - 0.79%
			AbitibiBowater Inc (a)	2,380	40
National Technical Systems Inc (a)	5,205	25
Sterling Construction Co Inc (a)	23,799	296	Boise Inc	213,291	1,290
Tutor Perini Corp	139,147	2,022	Buckeye Technologies Inc	69,119	2,090
			Clearwater Paper Corp (a)	8,144	270
VSE Corp	2,511	61	KapStone Paper and Packaging Corp (a)	32,116	527
		$ 12,679	Mercer International Inc (a)	49,127	338
Entertainment - 0.61%			Neenah Paper Inc	5,767	96
Bluegreen Corp (a)	42,448	96	PH Glatfelter Co	122,284	1,834
Carmike Cinemas Inc (a)	281	2	Schweitzer-Mauduit International Inc	18,559	1,305
Churchill Downs Inc	17,160	825	Wausau Paper Corp	29,646	222
Cinemark Holdings Inc	5,255	109			$ 8,012
Dover Downs Gaming & Entertainment Inc	8,791	19
Dover Motorsports Inc (a)	3,447	3	Gas - 1.22%
Great Wolf Resorts Inc (a)	48,668	120	Atmos Energy Corp	118,025	4,051
International Speedway Corp	51,716	1,234	Chesapeake Utilities Corp	4,134	175
Isle of Capri Casinos Inc (a)	20,275	110	Laclede Group Inc/The	13,589	545
Lakes Entertainment Inc (a)	22,525	47	New Jersey Resources Corp	14,394	677
Madison Square Garden Co/The (a)	58,820	1,555	Nicor Inc	15,846	891
Multimedia Games Holding Co Inc (a)	40,021	264	Northwest Natural Gas Co	9,503	444
National CineMedia Inc	14,445	175	Piedmont Natural Gas Co Inc	24,886	813
Pinnacle Entertainment Inc (a)	41,830	474	South Jersey Industries Inc	50,681	2,854
Rick's Cabaret International Inc (a)	13,279	104	Southwest Gas Corp	21,259	840
Scientific Games Corp (a)	17,549	152	WGL Holdings Inc	25,008	1,070
Shuffle Master Inc (a)	6,274	67			$ 12,360
Speedway Motorsports Inc	55,688	724	Hand & Machine Tools - 0.01%
Vail Resorts Inc	3,082	137	Franklin Electric Co Inc	1,112	51
		$ 6,217	Hardinge Inc	8,385	73
Environmental Control - 0.28%			LS Starrett Co/The	1,380	17
			QEP Co Inc (a)	359	7
Calgon Carbon Corp (a)	9,319	149
Energy Recovery Inc (a)	2,164	7	Regal-Beloit Corp	70	4
EnergySolutions Inc (a)	153,902	580			$ 152
Metalico Inc (a)	85,230	384	Healthcare - Products - 1.69%
Met-Pro Corp	8,356	75	Accuray Inc (a)	16,161	65
Tetra Tech Inc (a)	36,401	795	Affymetrix Inc (a)	68,186	381
TRC Cos Inc (a)	13,640	60	Allied Healthcare Products (a)	5,732	21
Waste Connections Inc	20,674	704	Alphatec Holdings Inc (a)	88,767	184
WCA Waste Corp (a)	7,485	36	Angiodynamics Inc (a)	55,526	856
		$ 2,790	ArthroCare Corp (a)	5,729	173
			Caliper Life Sciences Inc (a)	21,187	222
Food - 1.86%
Arden Group Inc	291	26	Cantel Medical Corp	5,203	144
			CardioNet Inc (a)	39,712	112
B&G Foods Inc	7,955	169	Columbia Laboratories Inc (a)	8,537	22
Cal-Maine Foods Inc	11,798	394	CONMED Corp (a)	60,456	1,588
Chefs' Warehouse Inc/The (a)	2,845	41
			CryoLife Inc (a)	27,753	128
Chiquita Brands International Inc (a)	128,593	1,141
			Cutera Inc (a)	9,493	68
Dean Foods Co (a)	43,773	425
			Cynosure Inc (a)	18,103	220
Dole Food Co Inc (a)	104,716	1,108
			Digirad Corp (a)	15,058	36
Fresh Del Monte Produce Inc	127,620	3,249	Exactech Inc (a)	2,144	35
Hain Celestial Group Inc (a)	81,155	2,724
			Greatbatch Inc (a)	57,375	1,281
Imperial Sugar Co	17,171	116	Hanger Orthopedic Group Inc (a)	9,985	173
Ingles Markets Inc	20,281	306	ICU Medical Inc (a)	3,561	140
John B Sanfilippo & Son Inc (a)	17,710	152
			Integra LifeSciences Holdings Corp (a)	4,210	135
M&F Worldwide Corp (a)	36,327	900
Nash Finch Co	21,205	558	Invacare Corp	61,782	1,387
			Iridex Corp (a)	700	2
Pilgrim's Pride Corp (a)	9,185	46
			IRIS International Inc (a)	3,104	28
Ruddick Corp	13,320	582
Sanderson Farms Inc	8,794	435	LeMaitre Vascular Inc	2,833	16
			Medical Action Industries Inc (a)	13,878	72
Seaboard Corp	126	277
Seneca Foods Corp (a)	15,349	323	Meridian Bioscience Inc	9,209	168
			Misonix Inc (a)	11,445	19
Smart Balance Inc (a)	150,077	983
			Natus Medical Inc (a)	14,822	128
Snyders-Lance Inc	37,337	792	NxStage Medical Inc (a)	5,442	125
Spartan Stores Inc	39,498	677	Palomar Medical Technologies Inc (a)	11,557	98
SUPERVALU Inc	131,828	1,057	PhotoMedex Inc (a)	1,407	19
Tootsie Roll Industries Inc	1,506	37	Solta Medical Inc (a)	62,565	137
TreeHouse Foods Inc (a)	9,644	592
			SRI/Surgical Express Inc (a)	3,941	16
Village Super Market Inc	3,800	108	STAAR Surgical Co (a)	2,972	27
Weis Markets Inc	18,736	741

See accompanying notes

466

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Home Furnishings (continued)
SurModics Inc (a)	17,397	$ 184	Ethan Allen Interiors Inc	20,293	$ 402
Symmetry Medical Inc (a)	46,905	426	Flexsteel Industries Inc	2,717	39
Teleflex Inc	78,678	4,710	Furniture Brands International Inc (a)	62,980	120
Trans1 Inc (a)	3,876	7	Hooker Furniture Corp	9,580	93
Urologix Inc (a)	6,896	7	Kimball International Inc	39,515	222
West Pharmaceutical Services Inc	74,480	2,895	La-Z-Boy Inc (a)	85,495	869
Wright Medical Group Inc (a)	34,764	597	Sealy Corp (a)	63,696	99
Young Innovations Inc	2,357	68	Select Comfort Corp (a)	4,314	90
		$ 17,120	Stanley Furniture Co Inc (a)	7,500	23
			Universal Electronics Inc (a)	5,367	100
Healthcare - Services - 2.14%					$ 2,571
Addus HomeCare Corp (a)	4,596	18
Almost Family Inc (a)	4,999	93	Housewares - 0.02%
Amedisys Inc (a)	40,747	535	Lifetime Brands Inc	14,917	182
American Dental Partners Inc (a)	32,894	347
American Shared Hospital Services (a)	1,075	3
Amsurg Corp (a)	62,639	1,587	Insurance - 6.47%
			21st Century Holding Co (a)	3,672	9
Assisted Living Concepts Inc	35,807	509	Affirmative Insurance Holdings Inc (a)	6,896	10
BioClinica Inc (a)	4,382	20
Capital Senior Living Corp (a)	40,538	316	Alterra Capital Holdings Ltd	39,227	850
Centene Corp (a)	34,406	1,210	American Equity Investment Life Holding Co	273,751	2,967
			American Safety Insurance Holdings Ltd (a)	23,128	472
Dynacq Healthcare Inc (a)	172	—
			Amerisafe Inc (a)	7,719	166
Five Star Quality Care Inc (a)	70,487	182
Gentiva Health Services Inc (a)	64,026	265	Amtrust Financial Services Inc	13,017	331
HealthSouth Corp (a)	51,942	917	Argo Group International Holdings Ltd	51,305	1,548
Healthspring Inc (a)	95,439	5,148	Aspen Insurance Holdings Ltd	56,037	1,484
Healthways Inc (a)	43,157	310	Baldwin & Lyons Inc	11,131	256
			Citizens Inc/TX (a)	22,984	180
Kindred Healthcare Inc (a)	121,691	1,417
			CNO Financial Group Inc (a)	1,044,326	6,527
LHC Group Inc (a)	11,257	177
LifePoint Hospitals Inc (a)	42,680	1,650	Delphi Financial Group Inc	114,163	3,023
Magellan Health Services Inc (a)	47,253	2,432	Donegal Group Inc	19,582	245
Medcath Corp (a)	31,637	228	Eastern Insurance Holdings Inc	5,136	68
			eHealth Inc (a)	27,941	415
Molina Healthcare Inc (a)	36,597	775
National Healthcare Corp	4,404	168	EMC Insurance Group Inc	12,195	237

Orchid Cellmark Inc (a)	5,015	14	Employers Holdings Inc	15,795	256
Select Medical Holdings Corp (a)	73,815	642	Endurance Specialty Holdings Ltd	51,269	1,907
			Enstar Group Ltd (a)	2,397	220
Skilled Healthcare Group Inc (a)	35,284	133
Sun Healthcare Group Inc (a)	30,208	79	FBL Financial Group Inc	68,639	2,242
			First Acceptance Corp (a)	19,254	25
SunLink Health Systems Inc (a)	4,000	7
Sunrise Senior Living Inc (a)	8,794	48	First American Financial Corp	108,922	1,307
Triple-S Management Corp (a)	39,553	752	Flagstone Reinsurance Holdings SA	106,801	906
			Global Indemnity PLC (a)	27,034	546
Universal American Corp/NY	131,882	1,517	Greenlight Capital Re Ltd (a)	9,137	206
Vanguard Health Systems Inc (a)	12,549	122
			Hallmark Financial Services (a)	24,210	188
		$ 21,621	Hanover Insurance Group Inc/The	10,861	414
Holding Companies - Diversified - 0.04%			Harleysville Group Inc	7,717	454
Compass Diversified Holdings	16,147	211	HCC Insurance Holdings Inc	177,673	4,728
Harbinger Group Inc (a)	19,015	97	Hilltop Holdings Inc (a)	89,154	702
Primoris Services Corp	2,062	27	Horace Mann Educators Corp	84,399	1,135
Resource America Inc	17,206	84	Independence Holding Co	14,672	122
		$ 419	Infinity Property & Casualty Corp	12,813	742
			Investors Title Co	627	22
Home Builders - 0.32%			Kansas City Life Insurance Co	2,686	90
Beazer Homes USA Inc (a)	67,471	145
Brookfield Residential Properties Inc (a)	2,429	18	Kemper Corp	86,488	2,326
			Maiden Holdings Ltd	206,954	1,688
Cavco Industries Inc (a)	1,150	52	MBIA Inc (a)	128,394	1,130
Hovnanian Enterprises Inc (a)	18,524	27
			Meadowbrook Insurance Group Inc	55,413	574
KB Home	30,567	213	MGIC Investment Corp (a)	195,309	519
M/I Homes Inc (a)	22,115	165
			Montpelier Re Holdings Ltd ADR	171,612	3,004
MDC Holdings Inc	51,548	1,154	National Interstate Corp	4,171	111
Meritage Homes Corp (a)	60,902	1,081
Orleans Homebuilders Inc (a),(b)	7,702	1	National Security Group Inc	269	3
			National Western Life Insurance Co	1,081	156
Ryland Group Inc	30,589	413	Navigators Group Inc/The (a)	22,318	1,018
Skyline Corp	2,373	16	OneBeacon Insurance Group Ltd	29,468	448
		$ 3,285	Phoenix Cos Inc/The (a)	139,953	209
Home Furnishings - 0.25%			Platinum Underwriters Holdings Ltd	47,308	1,638
Audiovox Corp (a)	45,915	326	PMI Group Inc/The (a),(b)	376,990	116
Bassett Furniture Industries Inc	10,669	80	Presidential Life Corp	40,333	400
Cobra Electronics Corp (a)	6,755	24	Primerica Inc	13,599	308
DTS Inc/CA (a)	2,734	77	Primus Guaranty Ltd (a)	15,387	90
Emerson Radio Corp (a)	4,358	7	ProAssurance Corp	48,898	3,743

See accompanying notes

467

Schedule of Investments SmallCap Value Fund II

October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance (continued)			Investment Companies (continued)
Protective Life Corp	55,555	$ 1,033	Medallion Financial Corp	34,535	$ 411
Radian Group Inc	250,570	589	New Mountain Finance Corp	4,422	59
RLI Corp	10,064	708	PennantPark Investment Corp	18,118	194
Safety Insurance Group Inc	22,039	939	Prospect Capital Corp	44,596	427
SeaBright Holdings Inc	29,326	211	Solar Capital Ltd	14,590	324
Selective Insurance Group Inc	84,096	1,348	Solar Senior Capital Ltd	4,698	70
StanCorp Financial Group Inc	21,613	734	Steel Excel Inc (a)	16,165	420
State Auto Financial Corp	37,092	493	TICC Capital Corp	20,153	180
Stewart Information Services Corp	27,908	280	Triangle Capital Corp	9,565	160
Symetra Financial Corp	89,787	833			$ 12,828
Tower Group Inc	208,470	4,947
Unico American Corp	5,796	69	Iron & Steel - 0.15%
United Fire & Casualty Co	39,633	745	Allegheny Technologies Inc	1,274	59
Universal Insurance Holdings Inc	11,035	47	Friedman Industries Inc	5,440	57
			Metals USA Holdings Corp (a)	18,453	201
		$ 65,457	Schnitzer Steel Industries Inc	12,089	566
Internet - 1.11%			Shiloh Industries Inc	15,872	125
1-800-Flowers.com Inc (a)	85,259	243	Universal Stainless & Alloy (a)	12,297	463
AOL Inc (a)	4,473	63			$ 1,471
Archipelago Learning Inc (a)	3,318	34
AsiaInfo-Linkage Inc (a)	21,014	211	Leisure Products & Services - 0.18%
Atrinsic Inc (a)	558	1	Aldila Inc	1,259	3
			Arctic Cat Inc (a)	30,249	615
Blue Coat Systems Inc (a)	18,367	296
			Black Diamond Inc (a)	2,200	19
Blue Nile Inc (a)	7,581	342
Cogent Communications Group Inc (a)	24,002	385	Callaway Golf Co	108,842	632
			Cybex International Inc (a)	4,747	4
Digital River Inc (a)	12,345	226
Earthlink Inc	267,479	1,876	Escalade Inc	1,608	9
			GameTech International Inc (a)	627	—
ePlus Inc (a)	12,023	327
			Johnson Outdoors Inc (a)	9,403	175
eResearchTechnology Inc (a)	14,438	74
			Life Time Fitness Inc (a)	6,665	288
Hollywood Media Corp (a)	2,661	3
			Marine Products Corp (a)	3,231	18
ICG Group Inc (a)	46,364	500
			Nautilus Inc (a)	18,987	38
Infospace Inc (a)	83,460	732
			Town Sports International Holdings Inc (a)	7,201	62
Internap Network Services Corp (a)	18,809	107
Ipass Inc (a)	24,531	32			$ 1,863
j2 Global Communications Inc	20,711	637	Lodging - 0.90%
Keynote Systems Inc	6,811	163	Ameristar Casinos Inc	48,761	902
KIT Digital Inc (a)	12,267	110	Boyd Gaming Corp (a)	81,208	527
Lionbridge Technologies Inc (a)	451	1	Choice Hotels International Inc	90,125	3,226
Looksmart Ltd (a)	5,763	8	Full House Resorts Inc (a)	7,708	22
ModusLink Global Solutions Inc	45,237	189	Gaylord Entertainment Co (a)	85,360	1,997
Online Resources Corp (a)	41,546	111	Marcus Corp	41,454	494
Orbitz Worldwide Inc (a)	13,256	25	Monarch Casino & Resort Inc (a)	6,096	62
Overstock.com Inc (a)	15,828	131	MTR Gaming Group Inc (a)	18,997	31
PC-Tel Inc	47	—	Orient-Express Hotels Ltd (a)	186,244	1,589
QuinStreet Inc (a)	14,757	170	Red Lion Hotels Corp (a)	31,701	220
RealNetworks Inc	28,200	275			$ 9,070
Reis Inc (a)	12,410	121
S1 Corp (a)	35,783	348	Machinery - Construction & Mining - 0.07%
Safeguard Scientifics Inc (a)	42,922	726	Astec Industries Inc (a)	22,539	749
Stamps.com Inc	2,600	85
support.com Inc (a)	25,797	54
TechTarget Inc (a)	16,611	123	Machinery - Diversified - 0.90%
TeleCommunication Systems Inc (a)	80,288	265	Alamo Group Inc	21,991	524
			Albany International Corp	35,103	793
TheStreet Inc	29,207	56	Applied Industrial Technologies Inc	158	5
United Online Inc	185,274	1,095	Briggs & Stratton Corp	93,734	1,369
ValueClick Inc (a)	27,942	492
(a)			Cascade Corp	5,178	223
XO Group Inc	64,426	595	Chart Industries Inc (a)	21,685	1,225
Zix Corp (a)	21,300	53	DXP Enterprises Inc (a)	20,476	511
		$ 11,285	Flow International Corp (a)	8,411	22
			Gencor Industries Inc (a)	717	5
Investment Companies - 1.27%			Global Power Equipment Group Inc (a)	4,751	126
Apollo Investment Corp	351,035	2,906
Ares Capital Corp	353,375	5,467	Gorman-Rupp Co/The	3,438	92
			Hurco Cos Inc (a)	8,612	225
Arlington Asset Investment Corp	4,256	98	Intermec Inc (a)	56,859	458
BlackRock Kelso Capital Corp	29,908	255	Intevac Inc (a)	22,300	180
Capital Southwest Corp	1,972	174	iRobot Corp (a)	7,047	239
Fifth Street Finance Corp	29,585	292	Kadant Inc (a)	24,526	532
Gladstone Capital Corp	12,200	101	Key Technology Inc (a)	1,200	14
Golub Capital BDC Inc	6,229	97
Main Street Capital Corp	18,245	319	NACCO Industries Inc	9,015	740
MCG Capital Corp	188,376	874	Nordson Corp	7,666	355
			Robbins & Myers Inc	23,317	1,042

See accompanying notes

468

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Machinery - Diversified (continued)			Mining (continued)
Tecumseh Products Co (a)	31,603	$ 201	Kaiser Aluminum Corp	35,950	$ 1,670
Twin Disc Inc	5,857	228	Materion Corp (a)	12,805	338
		$ 9,109	Noranda Aluminum Holding Corp	927	9
			Revett Minerals Inc (a)	6,824	29
Media - 1.16%			Thompson Creek Metals Co Inc (a)	53,990	385
AH Belo Corp	26,578	133	United States Lime & Minerals Inc (a)	1,269	70
Beasley Broadcasting Group Inc (a)	5,597	22
			USEC Inc (a)	264,310	555
Belo Corp	26,227	166	Vista Gold Corp (a)	37,945	137
Cambium Learning Group Inc (a)	11,718	39
Central European Media Enterprises Ltd (a)	43,121	476			$ 11,000
Courier Corp	9,552	83	Miscellaneous Manufacturing - 2.40%
Crown Media Holdings Inc (a)	12,555	20	Actuant Corp	231,800	5,215
Cumulus Media Inc (a)	28,434	86	American Biltrite Inc (a)	1	—
DG FastChannel Inc (a)	22,053	411	American Railcar Industries Inc (a)	34,072	752
Dolan Co/The (a)	38,373	336	AO Smith Corp	106,252	3,949
Entercom Communications Corp (a)	14,708	97	Barnes Group Inc	22,019	512
EW Scripps Co (a)	97,077	809	Blount International Inc (a)	17,666	274
Fisher Communications Inc (a)	12,704	369	Brink's Co/The	3,792	105
Gray Television Inc (a)	75,420	143	Ceradyne Inc (a)	63,901	2,138
Here Media Inc (a),(b),(c)	3,700	—	Chase Corp	3,893	55
Here Media Inc - Special Shares (a),(b),(c)	3,700	—	CLARCOR Inc	8,381	406
John Wiley & Sons Inc	79,987	3,804	Core Molding Technologies Inc (a)	344	3
Journal Communications Inc (a)	51,987	200	Eastman Kodak Co (a)	93,269	104
Knology Inc (a)	1,734	25	EnPro Industries Inc (a)	4,704	162
Lee Enterprises Inc (a)	35,228	25	ESCO Technologies Inc	21,589	660
LIN TV Corp (a)	53,615	168	Federal Signal Corp	116,606	550
McClatchy Co/The (a)	86,496	136	GP Strategies Corp (a)	13,430	159
Media General Inc (a)	17,561	53	Griffon Corp	144,661	1,370
Meredith Corp	33,050	887	Handy & Harman Ltd (a)	3,167	38
New Frontier Media Inc (a)	917	1	Hexcel Corp (a)	47,414	1,172
New York Times Co/The (a)	55,115	420	John Bean Technologies Corp	1,249	20
Nexstar Broadcasting Group Inc (a)	5,367	49	Koppers Holdings Inc	6,295	208
Outdoor Channel Holdings Inc (a)	15,992	119	Lydall Inc (a)	31,606	347
Radio One Inc (a)	27,800	36	Matthews International Corp	7,292	256
Saga Communications Inc (a)	5,544	208	MFRI Inc (a)	5,284	38
Salem Communications Corp	5,196	13	Movado Group Inc	41,403	692
Scholastic Corp	77,826	2,090	Myers Industries Inc	49,004	599
Sinclair Broadcast Group Inc	20,767	199	NL Industries Inc	3,941	57
World Wrestling Entertainment Inc	10,700	112	Park-Ohio Holdings Corp (a)	2,889	47
		$ 11,735	Standex International Corp	11,204	433
			STR Holdings Inc (a)	7,756	66
Metal Fabrication & Hardware - 1.37%			Sturm Ruger & Co Inc	12,800	388
AM Castle & Co (a)	48,517	664
			Synalloy Corp	580	6
Ampco-Pittsburgh Corp	9,471	199	Tredegar Corp	55,063	1,067
Chicago Rivet & Machine Co	269	5	Trinity Industries Inc	88,204	2,405
Commercial Metals Co	164,273	2,042			$ 24,253
Eastern Co/The	538	11
Haynes International Inc	7,311	427	Office Furnishings - 0.02%
Kaydon Corp	33,888	1,066	Kewaunee Scientific Corp	627	5
Lawson Products Inc/DE	8,236	137	Steelcase Inc	27,635	205
LB Foster Co	12,286	314	Virco Manufacturing	4,847	9
Mueller Industries Inc	44,520	1,801			$ 219
Mueller Water Products Inc - Class A	214,199	589
NN Inc (a)	12,179	108	Oil & Gas - 3.05%
Northwest Pipe Co (a)	11,319	302	Alon USA Energy Inc	53,551	407
			Ante5 Inc (a)	6,777	6
Olympic Steel Inc	21,214	434	Approach Resources Inc (a)	14,919	364
RBC Bearings Inc (a)	2,758	112
			Barnwell Industries Inc (a)	1,990	7
RTI International Metals Inc (a)	55,564	1,466
Sun Hydraulics Corp	6,573	189	Berry Petroleum Co	22,542	779
			Bill Barrett Corp (a)	96,212	4,002
Valmont Industries Inc	44,755	3,838	Clayton Williams Energy Inc (a)	2,190	143
Worthington Industries Inc	11,616	200	Comstock Resources Inc (a)	73,181	1,334
		$ 13,904	Contango Oil & Gas Co (a)	4,614	297
Mining - 1.09%			Crimson Exploration Inc (a)	40,630	121
Century Aluminum Co (a)	199,433	2,226	CVR Energy Inc	84,788	2,099
Charles & Colvard Ltd (a)	8,843	19	Delek US Holdings Inc	65,410	947
Coeur d'Alene Mines Corp (a)	172,373	4,408	Double Eagle Petroleum Co (a)	384	3
Compass Minerals International Inc	3,338	254	Endeavour International Corp (a)	30,243	281
Golden Star Resources Ltd (a)	89,636	178	Energy Partners Ltd (a)	61,366	880
Hecla Mining Co	32,718	205	Evolution Petroleum Corp (a)	4,000	28
Horsehead Holding Corp (a)	38,401	333	GeoMet Inc (a)	16,119	17
Jaguar Mining Inc (a)	35,406	184	GeoResources Inc (a)	7,442	198

See accompanying notes

469

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Pharmaceuticals (continued)
GMX Resources Inc	7,344	$ 18	Natural Alternatives International Inc (a)	1,459	$ 9
Harvest Natural Resources Inc (a)	63,909	682	Nature's Sunshine Products Inc (a)	2,554	44
Hercules Offshore Inc (a)	228,276	865	Neurocrine Biosciences Inc (a)	29,575	185
HKN Inc (a)	8,549	18	Nutraceutical International Corp (a)	10,391	144
HollyFrontier Corp	61,464	1,886	Obagi Medical Products Inc (a)	4,684	44
Oasis Petroleum Inc (a)	92,938	2,727	Omega Protein Corp (a)	60,204	652
Parker Drilling Co (a)	290,112	1,605	Par Pharmaceutical Cos Inc (a)	9,368	287
Penn Virginia Corp	70,401	429	PharMerica Corp (a)	58,442	912
Petroleum Development Corp (a)	41,986	1,096	Progenics Pharmaceuticals Inc (a)	4,786	31
Petroquest Energy Inc (a)	87,253	636	Questcor Pharmaceuticals Inc (a)	6,785	276
Pioneer Drilling Co (a)	74,151	734	Salix Pharmaceuticals Ltd (a)	9,886	339
Resolute Energy Corp (a)	33,437	435	Schiff Nutrition International Inc (a)	5,326	65
Rex Energy Corp (a)	25,798	399	Spectrum Pharmaceuticals Inc (a)	15,100	167
Rosetta Resources Inc (a)	11,729	520	Sucampo Pharmaceuticals Inc (a)	8,302	37
Swift Energy Co (a)	37,024	1,133	Theragenics Corp (a)	34,889	52
Triangle Petroleum Corp (a)	2,609	15	Theravance Inc (a)	6,400	142
Unit Corp (a)	48,315	2,370	Trimeris Inc (a)	693	2
Vaalco Energy Inc (a)	107,974	736	USANA Health Sciences Inc (a)	7,535	261
Venoco Inc (a)	18,461	180	Viropharma Inc (a)	222,847	4,511
Warren Resources Inc (a)	37,852	119	XenoPort Inc (a)	3,992	24
Western Refining Inc (a)	145,000	2,317			$ 10,003

		$ 30,833	Pipelines - 0.26%
Oil & Gas Services - 2.20%			Crosstex Energy Inc	44,143	575
Basic Energy Services Inc (a)	26,674	489	SemGroup Corp (a)	72,299	2,023
Bolt Technology Corp (a)	2,076	21			$ 2,598
C&J Energy Services Inc (a)	3,617	61
Cal Dive International Inc (a)	100,215	225	Private Equity - 0.19%
			American Capital Ltd (a)	177,148	1,377
Complete Production Services Inc (a)	16,460	540
Dawson Geophysical Co (a)	17,042	493	Gladstone Investment Corp	13,905	104
			Harris & Harris Group Inc (a)	49,300	194
Dril-Quip Inc (a)	7,348	478
Exterran Holdings Inc (a)	125,561	1,193	Hercules Technology Growth Capital Inc	21,550	208
Geokinetics Inc (a)	5,406	18			$ 1,883
Global Industries Ltd (a)	203,722	1,619	Publicly Traded Investment Fund - 0.01%
Gulf Island Fabrication Inc	24,819	692	THL Credit Inc	5,630	65
Helix Energy Solutions Group Inc (a)	289,295	5,225
Hornbeck Offshore Services Inc (a)	71,310	2,342
Key Energy Services Inc (a)	7,891	102	Real Estate - 0.23%
Matrix Service Co (a)	14,044	149	Avatar Holdings Inc (a)	11,557	110
Mitcham Industries Inc (a)	13,393	196	California Coastal Communities Inc (a),(b)	9,672	—
Natural Gas Services Group Inc (a)	31,709	436	Forestar Group Inc (a)	14,952	194
Newpark Resources Inc (a)	124,352	1,110	Sovran Self Storage Inc	46,639	2,062
Oil States International Inc (a)	61,182	4,259	Stratus Properties Inc (a)	538	4
			Thomas Properties Group Inc (a)	3,728	9
SEACOR Holdings Inc	14,612	1,244
Tesco Corp (a)	13,503	209			$ 2,379
Tetra Technologies Inc (a)	74,518	707
TGC Industries Inc (a)	9,714	54	REITS - 5.69%
Union Drilling Inc (a)	32,329	242	Acadia Realty Trust	13,400	278
Willbros Group Inc (a)	34,064	173	Agree Realty Corp	11,639	278
			American Campus Communities Inc	15,901	619
		$ 22,277	American Capital Mortgage Investment Corp	4,202	76
Packaging & Containers - 1.01%			Anworth Mortgage Asset Corp	92,956	599
Graphic Packaging Holding Co (a)	276,048	1,220	Apollo Commercial Real Estate Finance Inc	16,928	238
Mod-Pac Corp (a)	1,250	7	ARMOUR Residential REIT Inc	24,473	175
Packaging Corp of America	114,743	2,993	Ashford Hospitality Trust Inc	18,409	164
Silgan Holdings Inc	159,900	6,003	Associated Estates Realty Corp	16,448	279
		$ 10,223	BioMed Realty Trust Inc	55,861	1,012
			Campus Crest Communities Inc	10,603	121
Pharmaceuticals - 0.99%			Capstead Mortgage Corp	81,603	989
Anika Therapeutics Inc (a)	13,024	79	CBL & Associates Properties Inc	73,094	1,124
Array BioPharma Inc (a)	20,161	49	Chesapeake Lodging Trust	11,147	167
BioScrip Inc (a)	16,513	107	Colonial Properties Trust	49,960	1,013
Cornerstone Therapeutics Inc (a)	4,871	30	Colony Financial Inc	27,906	409
Furiex Pharmaceuticals Inc (a)	7,518	107	Coresite Realty Corp	12,587	210
Hi-Tech Pharmacal Co Inc (a)	15,643	555	Cousins Properties Inc	32,739	215
Impax Laboratories Inc (a)	3,441	65	CreXus Investment Corp	24,998	239
Infinity Pharmaceuticals Inc (a)	549	4	CubeSmart	78,894	774
Jazz Pharmaceuticals Inc (a)	1,507	59	CYS Investments Inc	28,623	363
KV Pharmaceutical Co (a)	62,829	70	DCT Industrial Trust Inc	165,692	822
Lannett Co Inc (a)	13,774	56	DiamondRock Hospitality Co	88,758	803
Medicis Pharmaceutical Corp	15,509	594	DuPont Fabros Technology Inc	94,854	1,972
Myrexis Inc (a)	15,879	44	Dynex Capital Inc	17,161	150

See accompanying notes

470

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)
EastGroup Properties Inc	6,189	$ 270	Biglari Holdings Inc (a)	2,352	$ 812
Education Realty Trust Inc	31,054	287	Bob Evans Farms Inc	77,762	2,558
Entertainment Properties Trust	36,004	1,613	Bon-Ton Stores Inc/The	7,477	39
Equity Lifestyle Properties Inc	33,219	2,196	Books-A-Million Inc	13,331	30
Equity One Inc	89,612	1,537	Bravo Brio Restaurant Group Inc (a)	5,524	107
Excel Trust Inc	10,940	115	Brown Shoe Co Inc	39,779	354
Extra Space Storage Inc	47,016	1,059	Build-A-Bear Workshop Inc (a)	37,640	247
First Industrial Realty Trust Inc (a)	30,548	301	Cabela's Inc (a)	55,654	1,386
First Potomac Realty Trust	47,519	676	Cache Inc (a)	17,804	94
Franklin Street Properties Corp	41,702	530	Caribou Coffee Co Inc (a)	10,908	148
Getty Realty Corp	247	4	Cash America International Inc	12,453	682
Gladstone Commercial Corp	3,417	58	Casual Male Retail Group Inc (a)	25,621	106
Glimcher Realty Trust	7,776	71	Charming Shoppes Inc (a)	170,936	593
Government Properties Income Trust	126,295	2,972	Cheesecake Factory Inc/The (a)	6,100	171
Hatteras Financial Corp	26,147	672	Childrens Place Retail Stores Inc/The (a)	24,671	1,158
Healthcare Realty Trust Inc	32,575	615	Christopher & Banks Corp	18,860	63
Hersha Hospitality Trust	48,504	214	Coast Distribution System/The (a)	2,597	7
Highwoods Properties Inc	110,291	3,417	Coinstar Inc (a)	9,137	436
Inland Real Estate Corp	79,764	598	Collective Brands Inc (a)	50,230	734
Invesco Mortgage Capital Inc	39,700	626	Conn's Inc (a)	56,551	520
Investors Real Estate Trust	49,840	369	Cost Plus Inc (a)	12,781	100
iStar Financial Inc (a)	32,355	220	Cracker Barrel Old Country Store Inc	780	33
Kilroy Realty Corp	12,459	457	dELiA*s Inc (a)	4,590	6
Kite Realty Group Trust	12,927	53	Denny's Corp (a)	47,300	170
LaSalle Hotel Properties	86,829	2,076	Dillard's Inc	82,150	4,233
Lexington Realty Trust	76,243	600	Domino's Pizza Inc (a)	44,400	1,422
LTC Properties Inc	29,529	838	DSW Inc	49,608	2,596
Medical Properties Trust Inc	444,913	4,493	Duckwall-ALCO Stores Inc (a)	5,911	61
MFA Financial Inc	319,112	2,154	Express Inc	19,783	447
Mission West Properties Inc	11,124	87	Finish Line Inc/The	46,044	926
Monmouth Real Estate Investment Corp	47,423	398	First Cash Financial Services Inc (a)	47,126	1,956
National Health Investors Inc	22,186	992	Francesca's Holdings Corp (a)	4,206	108
National Retail Properties Inc	121,746	3,318	Fred's Inc	103,151	1,258
NorthStar Realty Finance Corp	33,232	131	Frisch's Restaurants Inc	448	9
Omega Healthcare Investors Inc	18,843	335	Gaiam Inc	15,945	62
One Liberty Properties Inc	18,354	298	Genesco Inc (a)	42,995	2,534
Pebblebrook Hotel Trust	17,704	337	Golfsmith International Holdings Inc (a)	1,421	5
Pennsylvania Real Estate Investment Trust	19,737	203	Gordmans Stores Inc (a)	152	2
PennyMac Mortgage Investment Trust	11,669	200	Group 1 Automotive Inc	69,159	3,151
Post Properties Inc	21,210	871	Hastings Entertainment Inc/United States (a)	1,165	2
Potlatch Corp	24,598	799	Haverty Furniture Cos Inc	26,135	304
PS Business Parks Inc	6,246	332	hhgregg Inc (a)	19,432	248
Ramco-Gershenson Properties Trust	16,123	156	Hibbett Sports Inc (a)	8,991	370
Redwood Trust Inc	56,675	658	HOT Topic Inc	93,359	706
Resource Capital Corp	24,778	133	J Alexander's Corp (a)	4,747	32
Retail Opportunity Investments Corp	73,740	841	Jack in the Box Inc (a)	15,478	319
RLJ Lodging Trust	9,544	141	JOS A Bank Clothiers Inc (a)	4,167	223
Senior Housing Properties Trust	11,252	252	Kenneth Cole Productions Inc (a)	2,592	28
Starwood Property Trust Inc	32,430	609	Kirkland's Inc (a)	10,185	114
Strategic Hotels & Resorts Inc (a)	45,267	258	Lazare Kaplan International Inc (a)	8,585	24
Sun Communities Inc	22,695	864	Lithia Motors Inc	44,592	917
Sunstone Hotel Investors Inc (a)	178,844	1,243	Liz Claiborne Inc (a)	31,119	249
Two Harbors Investment Corp	60,046	561	Luby's Inc (a)	38,318	185
UMH Properties Inc	7,034	71	MarineMax Inc (a)	29,647	241
Universal Health Realty Income Trust	3,500	133	McCormick & Schmick's Seafood Restaurants	16,524	110
Urstadt Biddle Properties Inc	20,001	357	Inc (a)
Washington Real Estate Investment Trust	29,040	841	Men's Wearhouse Inc	94,930	2,932
Whitestone REIT	4,552	53	Morton's Restaurant Group Inc (a)	8,502	41
		$ 57,652	New York & Co Inc (a)	33,541	90
			Nu Skin Enterprises Inc	5,492	277
Retail - 6.63%			O'Charleys Inc (a)	32,552	202
99 Cents Only Stores (a)	16,655	363
			Office Depot Inc (a)	96,227	220
AC Moore Arts & Crafts Inc (a)	20,780	33
			OfficeMax Inc (a)	29,910	153
America's Car-Mart Inc (a)	12,934	431
			Pacific Sunwear of California Inc (a)	82,036	103
ANN INC (a)	7,390	197
			Pantry Inc/The (a)	64,405	911
Asbury Automotive Group Inc (a)	11,729	219
			PC Connection Inc (a)	46,146	385
Ascena Retail Group Inc (a)	10,142	293
			PC Mall Inc (a)	20,611	109
Barnes & Noble Inc	57,448	705	Penske Automotive Group Inc	236,227	4,817
Bebe Stores Inc	67,703	486	PEP Boys-Manny Moe & Jack	108,987	1,253
Benihana Inc (a)	269	3
Benihana Inc - Class A (a)	21,268	205	PetMed Express Inc	15,100	151

See accompanying notes

471

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Savings & Loans (continued)
PF Chang's China Bistro Inc	1,118	$ 35	HopFed Bancorp Inc	832	$ 5
Pier 1 Imports Inc (a)	54,657	684	Investors Bancorp Inc (a)	13,866	192
PVH Corp	53,233	3,961	Kaiser Federal Financial Group Inc	504	6
Red Robin Gourmet Burgers Inc (a)	24,988	627	Kearny Financial Corp	8,139	79
Regis Corp	118,817	1,944	Meridian Interstate Bancorp Inc (a)	619	8
Rite Aid Corp (a)	218,968	254	Meta Financial Group Inc	3,224	49
Ruby Tuesday Inc (a)	123,161	1,034	MutualFirst Financial Inc	1,041	8
Rue21 Inc (a)	14,207	378	New Hampshire Thrift Bancshares Inc	896	10
Rush Enterprises Inc - Class A (a)	68,740	1,327	Northeast Community Bancorp Inc	2,697	16
Rush Enterprises Inc - Class B (a)	11,863	190	Northfield Bancorp Inc/NJ	11,157	154
Ruth's Hospitality Group Inc (a)	17,779	84	Northwest Bancshares Inc	127,639	1,592
Saks Inc (a)	148,368	1,569	Ocean Shore Holding Co	1,100	12
Sally Beauty Holdings Inc (a)	20,128	386	OceanFirst Financial Corp	9,270	121
Shoe Carnival Inc (a)	18,577	507	Oritani Financial Corp	43,058	558
Sonic Automotive Inc	21,366	313	Pacific Premier Bancorp Inc (a)	4,978	32
Sport Chalet Inc - Class A (a)	5,105	9	Parkvale Financial Corp	3,314	71
Sport Chalet Inc - Class B (a)	717	2	Provident Financial Holdings Inc	7,196	66
Stage Stores Inc	75,860	1,186	Provident Financial Services Inc	183,546	2,377
Stein Mart Inc	18,566	135	Provident New York Bancorp	57,299	398
Steinway Musical Instruments Inc (a)	15,789	398	Riverview Bancorp Inc (a)	11,395	26
Susser Holdings Corp (a)	34,117	750	Rockville Financial Inc	19,442	195
Syms Corp (a)	5,642	44	SI Financial Group Inc	418	4
Systemax Inc (a)	14,682	222	Territorial Bancorp Inc	8,897	175
Teavana Holdings Inc (a)	3,000	69	TF Financial Corp	1,223	24
Texas Roadhouse Inc	2,486	36	TierOne Corp (a)	2,447	—
Tuesday Morning Corp (a)	46,848	170	Timberland Bancorp Inc/WA (a)	7,281	31
Vera Bradley Inc (a)	5,497	249	United Community Financial Corp/OH (a)	23,899	28
Wendy's Co/The	26,451	134	United Financial Bancorp Inc	18,694	302
West Marine Inc (a)	42,263	384	ViewPoint Financial Group	12,077	155
Wet Seal Inc/The (a)	84,161	353	Washington Federal Inc	254,153	3,469
World Fuel Services Corp	33,147	1,320	Waterstone Financial Inc (a)	8,011	21
Zale Corp (a)	54,558	201	Westfield Financial Inc	35,613	254
Zumiez Inc (a)	9,598	218	WSFS Financial Corp	4,068	162
		$ 67,148			$ 18,689

Savings & Loans - 1.85%			Semiconductors - 2.48%
Ameriana Bancorp	2,687	10	Advanced Analogic Technologies Inc (a)	35,046	153
Anchor Bancorp Wisconsin Inc (a)	8,548	4	Aetrium Inc (a)	352	—
Astoria Financial Corp	105,441	875	Alpha & Omega Semiconductor Ltd (a)	19,263	163
Atlantic Coast Financial Corp (a)	210	—	Amkor Technology Inc (a)	43,119	209
B of I Holding Inc (a)	6,059	93	ATMI Inc (a)	39,783	812
Bank Mutual Corp	60,289	200	Axcelis Technologies Inc (a)	53,015	74
BankAtlantic Bancorp Inc (a)	7,400	18	AXT Inc (a)	31,978	150
BankFinancial Corp	35,048	280	Brooks Automation Inc	41,341	432
Berkshire Hills Bancorp Inc	34,052	681	Cabot Microelectronics Corp (a)	21,618	833
Brookline Bancorp Inc	51,614	432	Cascade Microtech Inc (a)	8,181	30
Camco Financial Corp (a)	7,465	9	Cirrus Logic Inc (a)	19,200	320
Cape Bancorp Inc (a)	3,180	24	Cohu Inc	47,603	528
Capitol Federal Financial Inc	286,175	3,174	CSR PLC ADR(a)	7,353	83
Carver Bancorp Inc (a)	359	—	DSP Group Inc (a)	55,292	341
CFS Bancorp Inc	11,190	55	Emulex Corp (a)	31,296	262
Charter Financial Corp/GA	4,132	39	Entegris Inc (a)	36,903	331
Citizens Community Bancorp Inc/WI (a)	2,150	11	Exar Corp (a)	67,563	413
Citizens South Banking Corp	8,212	34	Fairchild Semiconductor International Inc (a)	52,350	784
Clifton Savings Bancorp Inc	4,679	48	FormFactor Inc (a)	61,634	369
Dime Community Bancshares Inc	30,892	368	FSI International Inc (a)	23,641	58
ESB Financial Corp	7,554	105	GigOptix Inc (a)	7,344	14
ESSA Bancorp Inc	15,712	173	GSI Technology Inc (a)	12,260	60
First Defiance Financial Corp	14,840	211	GT Advanced Technologies Inc (a)	16,367	134
First Federal Bancshares of Arkansas Inc (a)	356	2	Ikanos Communications Inc (a)	9,018	10
First Financial Holdings Inc	12,235	91	Integrated Device Technology Inc (a)	21,991	134
First Financial Northwest Inc (a)	11,720	65	Integrated Silicon Solution Inc (a)	72,372	667
First Pactrust Bancorp Inc	3,612	45	International Rectifier Corp (a)	6,311	153
First Place Financial Corp/OH (a)	17,717	15	IXYS Corp (a)	5,666	77
Flushing Financial Corp	47,092	578	Kulicke & Soffa Industries Inc (a)	29,367	283
Fox Chase Bancorp Inc	19,962	253	Lattice Semiconductor Corp (a)	61,349	388
Hampden Bancorp Inc	448	6	LTX-Credence Corp (a)	13,864	88
HF Financial Corp	4,179	39	Microsemi Corp (a)	106,525	1,966
HMN Financial Inc (a)	180	—	Mindspeed Technologies Inc (a)	9,305	52
Home Bancorp Inc (a)	3,409	50	MIPS Technologies Inc (a)	9,360	51
Home Federal Bancorp Inc/ID	10,100	101	MKS Instruments Inc	59,563	1,587

See accompanying notes

472

Schedule of Investments SmallCap Value Fund II October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Semiconductors (continued)			Telecommunications (continued)
Monolithic Power Systems Inc (a)	4,224	$ 53	Aviat Networks Inc (a)	54,484	$ 112
MoSys Inc (a)	312	1	Black Box Corp	50,686	1,419
Nanometrics Inc (a)	8,212	139	Calix Inc (a)	125,675	1,095
Omnivision Technologies Inc (a)	8,389	137	Cincinnati Bell Inc (a)	180,723	582
Pericom Semiconductor Corp (a)	40,627	345	Clearfield Inc (a)	643	3
Photronics Inc (a)	122,260	766	Comarco Inc (a)	4,259	1
QLogic Corp (a)	192,963	2,696	Communications Systems Inc	10,847	179
Richardson Electronics Ltd/United States	51,013	663	Comtech Telecommunications Corp	85,608	2,834
Rubicon Technology Inc (a)	14,465	151	Consolidated Communications Holdings Inc	3,633	69
Rudolph Technologies Inc (a)	26,950	198	Ditech Networks Inc (a)	25,522	23
Sigma Designs Inc (a)	71,628	597	EchoStar Holding Corp (a)	22,516	593
Silicon Image Inc (a)	56,737	365	Extreme Networks (a)	40,137	118
Silicon Laboratories Inc (a)	66,125	2,827	FiberTower Corp (a)	43,297	42
Standard Microsystems Corp (a)	24,527	607	General Communication Inc (a)	35,625	337
Supertex Inc (a)	26,364	487	GeoEye Inc (a)	12,482	419
Tessera Technologies Inc (a)	78,078	1,075	Globecomm Systems Inc (a)	22,637	308
Veeco Instruments Inc (a)	76,218	2,034	Harmonic Inc (a)	40,964	225
		$ 25,150	ID Systems Inc (a)	5,582	31
			IDT Corp - Class B	16,938	195
Shipbuilding - 0.02%			Infinera Corp (a)	33,958	248
Huntington Ingalls Industries Inc (a)	5,900	174
			Iridium Communications Inc (a)	201,432	1,281
			Leap Wireless International Inc (a)	67,276	467
Software - 1.55%			Loral Space & Communications Inc (a)	10,490	635
Accelrys Inc (a)	19,201	127	Netgear Inc (a)	6,246	221
Acxiom Corp (a)	32,096	423	Neutral Tandem Inc (a)	51,939	548
Advent Software Inc (a)	7,660	210	Novatel Wireless Inc (a)	17,353	69
Avid Technology Inc (a)	43,973	273	NTELOS Holdings Corp	10,635	202
Blackbaud Inc	6,972	195	Oplink Communications Inc (a)	48,624	788
Broadridge Financial Solutions Inc	120,300	2,677	OpNext Inc (a)	21,260	21
Bsquare Corp (a)	1,281	6	Optical Cable Corp	6,772	24
Concurrent Computer Corp (a)	2,188	9	Orbcomm Inc (a)	35,998	99
CSG Systems International Inc (a)	11,520	164	PAETEC Holding Corp (a)	22,189	122
Digi International Inc (a)	38,778	496	Performance Technologies Inc (a)	11,588	21
Dynavox Inc (a)	1,111	4	Plantronics Inc	32,449	1,084
Ebix Inc	5,913	101	Preformed Line Products Co	1,632	105
EPIQ Systems Inc	45,116	643	Premiere Global Services Inc (a)	112,041	1,016
Fair Isaac Corp	26,145	715	Primus Telecommunications Group Inc (a)	1,075	13
JDA Software Group Inc (a)	13,672	436	Relm Wireless Corp (a)	1,332	1
Mantech International Corp	18,988	667	RF Micro Devices Inc (a)	468,002	3,435
Market Leader Inc (a)	2,508	6	Soapstone Networks Inc (a)	6,090	—
MedAssets Inc (a)	2,244	24	Sonus Networks Inc (a)	67,517	179
Omnicell Inc (a)	14,707	220	SureWest Communications	31,247	358
Pervasive Software Inc (a)	10,168	63	Sycamore Networks Inc	59,120	1,137
Progress Software Corp (a)	10,761	227	Symmetricom Inc (a)	66,754	343
Quality Systems Inc	3,614	141	Tekelec (a)	40,756	401
Quest Software Inc (a)	77,783	1,368	TeleNav Inc (a)	607	5
Rosetta Stone Inc (a)	6,949	69	Tellabs Inc	19,061	82
Schawk Inc	9,917	134	Telular Corp	10,205	61
Seachange International Inc (a)	43,530	367	Tessco Technologies Inc	2,691	37
SolarWinds Inc (a)	12,496	361	USA Mobility Inc	14,244	187
SoundBite Communications Inc (a)	100	—	UTStarcom Holdings Corp (a)	70,648	101
SS&C Technologies Holdings Inc (a)	10,564	168	ViaSat Inc (a)	7,899	336
SYNNEX Corp (a)	78,614	2,270	Vonage Holdings Corp (a)	85,130	285
Tangoe Inc (a)	1,726	23	Westell Technologies Inc (a)	121,813	245
THQ Inc (a)	89,799	191	WPCS International Inc (a)	2,259	5
Trident Microsystems Inc (a)	6,966	4			$ 27,029
Verint Systems Inc (a)	97,200	2,897
			Textiles - 0.24%
		$ 15,679	Culp Inc (a)	1,460	13
Storage & Warehousing - 0.16%			Dixie Group Inc/The (a)	8,718	27
Mobile Mini Inc (a)	85,513	1,551	G&K Services Inc	32,636	990
Wesco Aircraft Holdings Inc (a)	8,223	93	Unifirst Corp/MA	25,995	1,361
		$ 1,644			$ 2,391

Telecommunications - 2.67%			Toys, Games & Hobbies - 0.08%
ADTRAN Inc	43,770	1,470	Jakks Pacific Inc	41,643	790
Alaska Communications Systems Group Inc	21,890	155	Leapfrog Enterprises Inc (a)	14,793	55
Anaren Inc (a)	12,248	235			$ 845
Anixter International Inc (a)	5,042	296
Arris Group Inc (a)	182,206	1,960	Transportation - 2.23%
			Air Transport Services Group Inc (a)	82,783	459
Atlantic Tele-Network Inc	4,372	166	Alexander & Baldwin Inc	66,625	2,766

See accompanying notes

473

Schedule of Investments
SmallCap Value Fund II
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Transportation (continued)			(continued)	Amount (000's)	Value (000's)
Arkansas Best Corp	45,637	$ 940	Banks (continued)
Atlas Air Worldwide Holdings Inc (a)	46,284	1,783	Investment in Joint Trading Account; Merrill	$ 8,636	$ 8,635
Bristow Group Inc	93,121	4,636	Lynch Repurchase Agreement; 0.09%
CAI International Inc (a)	6,740	105	dated 10/31/11 maturing 11/01/11
Celadon Group Inc	5,402	60	(collateralized by US Government
Covenant Transportation Group Inc (a)	11,049	35	Securities; $8,808,323; 0.00% - 8.13%;
DHT Holdings Inc	89,186	142	dated 11/25/11 - 09/15/60)
Eagle Bulk Shipping Inc (a)	103,480	160			$ 25,510
Echo Global Logistics Inc (a)	14,966	231	TOTAL REPURCHASE AGREEMENTS		$ 25,510
Excel Maritime Carriers Ltd (a)	120,782	343	Total Investments		$ 990,928
Frozen Food Express Industries Inc (a)	18,708	24	Other Assets in Excess of Liabilities, Net - 2.11%		$ 21,364
Genco Shipping & Trading Ltd (a)	77,556	698	TOTAL NET ASSETS - 100.00%		$ 1,012,292
General Maritime Corp	220,959	58
Gulfmark Offshore Inc (a)	60,554	2,518
Horizon Lines Inc	26,302	7	(a) Non-Income Producing Security
International Shipholding Corp	8,150	166	(b)	Market value is determined in accordance with procedures established in
Knight Transportation Inc	21,700	330	good faith by the Board of Directors. At the end of the period, the value of
Knightsbridge Tankers Ltd	8,773	148	these securities totaled $514 or 0.05% of net assets.
Marten Transport Ltd	35,169	623	(c) Security is Illiquid
Nordic American Tankers Ltd	16,864	243
Overseas Shipholding Group Inc	43,447	543
Pacer International Inc (a)	19,170	90
PAM Transportation Services Inc (a)	10,768	110	Unrealized Appreciation (Depreciation)
PHI Inc (a)	19,341	427	The net federal income tax unrealized appreciation (depreciation) and federal tax
Providence and Worcester Railroad Co	3,324	41	cost of investments held as of the period end were as follows:
Quality Distribution Inc (a)	6,337	71
RailAmerica Inc (a)	76,079	1,040	Unrealized Appreciation		$ 116,444
Roadrunner Transportation Systems Inc (a)	5,220	87	Unrealized Depreciation		(134,465)
Saia Inc (a)	24,441	326	Net Unrealized Appreciation (Depreciation)		$ (18,021)
Ship Finance International Ltd	17,934	257	Cost for federal income tax purposes		$ 1,008,949
Swift Transportation Co (a)	22,711	202
Teekay Corp	4,420	114	All dollar amounts are shown in thousands (000's)
Teekay Tankers Ltd	26,590	131
USA Truck Inc (a)	8,409	74	Portfolio Summary (unaudited)
Werner Enterprises Inc	110,351	2,615	Sector		Percent
		$ 22,603	Financial		29 .01%
			Industrial		15 .57%
Trucking & Leasing - 0.53%			Consumer, Non-cyclical		15 .19%
Amerco Inc (a)	15,255	1,155	Consumer, Cyclical		13 .22%
GATX Corp	85,862	3,261	Energy		5 .74%
Greenbrier Cos Inc (a)	36,887	687	Technology		5 .58%
TAL International Group Inc	6,291	175	Communications		4 .98%
Willis Lease Finance Corp (a)	7,612	88	Utilities		4 .73%
		$ 5,366	Basic Materials		3 .83%
			Diversified		0 .04%
Water - 0.14%			Other Assets in Excess of Liabilities, Net		2 .11%
American States Water Co	9,205	322
California Water Service Group	26,775	497	TOTAL NET ASSETS		100.00%
Consolidated Water Co Ltd	8,548	79
PICO Holdings Inc (a)	8,743	200
SJW Corp	15,545	362
		$ 1,460
TOTAL COMMON STOCKS		$ 965,418
	Maturity
REPURCHASE AGREEMENTS - 2.52%	Amount (000's)	Value (000's)

Banks - 2.52%
Investment in Joint Trading Account; Credit	$ 7,670	$ 7,671
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $7,823,612; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	9,204	9,204
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $9,388,334;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

474

Schedule of Investments
SmallCap Value Fund II
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	654 $	46,184	$ 48,350	$ 2,166
					$ 2,166
All dollar amounts are shown in thousands (000's)

See accompanying notes

475

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment and Unrealized Total From from Net Tax Return of Dividends						Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Capital	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distribution Distributions of Period
BOND & MORTGAGE SECURITIES FUND
Class J shares
2011	$10 .63	$0.37	$0 .07	$0 .44	($0 .37)	($0 .01)	($0 .38)	$10.69
2010	9.74	0 .40	0 .81	1 .21	(0 .32)	–	(0 .32)	10 .63
2009	8.56	0 .43	1 .11	1 .54	(0 .36)	–	(0 .36)	9 .74
2008	10.55	0 .48	(2 .01)	(1 .53)	(0 .46)	–	(0 .46)	8 .56
2007	10.71	0 .51	(0 .17)	0 .34	(0 .50)	–	(0 .50)	10 .55
Institutional shares
2011	10.57	0 .41	0 .07	0 .48	(0 .42)	(0 .01)	(0 .43)	10 .62
2010	9.68	0 .45	0 .82	1 .27	(0 .38)	–	(0 .38)	10 .57
2009	8.51	0 .48	1 .10	1 .58	(0 .41)	–	(0 .41)	9 .68
2008	10.50	0 .54	(2 .01)	(1 .47)	(0 .52)	–	(0 .52)	8 .51
2007	10.67	0 .57	(0 .17)	0 .40	(0 .57)	–	(0 .57)	10 .50
R-1 shares
2011	10.57	0 .32	0 .07	0 .39	(0 .33)	(0 .01)	(0 .34)	10 .62
2010	9.68	0 .37	0 .81	1 .18	(0 .29)	–	(0 .29)	10 .57
2009	8.51	0 .40	1 .11	1 .51	(0 .34)	–	(0 .34)	9 .68
2008	10.49	0 .45	(2 .00)	(1 .55)	(0 .43)	–	(0 .43)	8 .51
2007	10.66	0 .48	(0 .17)	0 .31	(0 .48)	–	(0 .48)	10 .49
R-2 shares
2011	10.48	0 .33	0 .07	0 .40	(0 .34)	(0 .01)	(0 .35)	10 .53
2010	9.61	0 .38	0 .80	1 .18	(0 .31)	–	(0 .31)	10 .48
2009	8.45	0 .41	1 .10	1 .51	(0 .35)	–	(0 .35)	9 .61
2008	10.42	0 .46	(1 .98)	(1 .52)	(0 .45)	–	(0 .45)	8 .45
2007	10.60	0 .49	(0 .18)	0 .31	(0 .49)	–	(0 .49)	10 .42
R-3 shares
2011	10.52	0 .35	0 .07	0 .42	(0 .36)	(0 .01)	(0 .37)	10 .57
2010	9.64	0 .40	0 .80	1 .20	(0 .32)	–	(0 .32)	10 .52
2009	8.48	0 .43	1 .09	1 .52	(0 .36)	–	(0 .36)	9 .64
2008	10.45	0 .48	(1 .99)	(1 .51)	(0 .46)	–	(0 .46)	8 .48
2007	10.63	0 .51	(0 .18)	0 .33	(0 .51)	–	(0 .51)	10 .45
R-4 shares
2011	10.68	0 .38	0 .07	0 .45	(0 .38)	(0 .01)	(0 .39)	10 .74
2010	9.78	0 .42	0 .82	1 .24	(0 .34)	–	(0 .34)	10 .68
2009	8.60	0 .45	1 .11	1 .56	(0 .38)	–	(0 .38)	9 .78
2008	10.60	0 .50	(2 .02)	(1 .52)	(0 .48)	–	(0 .48)	8 .60
2007	10.77	0 .54	(0 .18)	0 .36	(0 .53)	–	(0 .53)	10 .60
R-5 shares
2011	10.53	0 .38	0 .07	0 .45	(0 .39)	(0 .01)	(0 .40)	10 .58
2010	9.65	0 .43	0 .80	1 .23	(0 .35)	–	(0 .35)	10 .53
2009	8.48	0 .46	1 .10	1 .56	(0 .39)	–	(0 .39)	9 .65
2008	10.46	0 .51	(1 .99)	(1 .48)	(0 .50)	–	(0 .50)	8 .48
2007	10.64	0 .54	(0 .18)	0 .36	(0 .54)	–	(0 .54)	10 .46

See accompanying notes

476

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

4.27%(c)	$203,129	0.98%	1 .12%	3 .46%	265 .5%
12.71 (c)	209,290	1.08	1 .15	3 .98	357 .4
18.65 (c)	191,259	1.12	1 .17	4 .93	365 .1
(15.03) (c)	186,176	1.08	–	4 .87	302 .6
3.22 (c)	251,634	1.18	–	4 .75	259 .1

4.67	1,478,603	0 .53 (d)	–	3 .91	265 .5
13.41	1,438,541	0 .53 (d)	–	4 .53	357 .4
19.31	1,512,248	0 .53 (d)	–	5 .58	365 .1
(14.55)	1,971,313	0.52	–	5 .45	302 .6
3.85	1,829,733	0.52	–	5 .41	259 .1

3.75	11,158	1.41	–	3 .03	265 .5
12.43	10,669	1.41	–	3 .66	357 .4
18.28	9,763	1.41	–	4 .59	365 .1
(15.25)	6,999	1.40	–	4 .57	302 .6
2.94	7,143	1.40	–	4 .54	259 .1

3.93	20,576	1.28	–	3 .18	265 .5
12.46	28,778	1.28	–	3 .78	357 .4
18.45	29,688	1.28	–	4 .77	365 .1
(15.14)	28,127	1.27	–	4 .68	302 .6
3.00	37,875	1.27	–	4 .65	259 .1

4.10	41,063	1.10	–	3 .34	265 .5
12.73	41,586	1.10	–	3 .97	357 .4
18.59	45,851	1.10	–	4 .97	365 .1
(14.93)	48,733	1.09	–	4 .86	302 .6
3.17	62,793	1.09	–	4 .85	259 .1

4.32	32,495	0.91	–	3 .53	265 .5
12.95	36,175	0.91	–	4 .14	357 .4
18.78	25,843	0.91	–	5 .13	365 .1
(14.85)	22,799	0.90	–	5 .05	302 .6
3.42	28,800	0.90	–	5 .05	259 .1

4.41	63,753	0.79	–	3 .66	265 .5
13.06	59,861	0.79	–	4 .26	357 .4
19.08	58,888	0.79	–	5 .27	365 .1
(14.74)	67,063	0.78	–	5 .16	302 .6
3.49	111,437	0.78	–	5 .15	259 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

477

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
CORE PLUS BOND FUND I
Institutional shares
2011	$11 .65	$0.31	($0 .28)	$0 .03	($0 .17)	($0 .41)	($0 .58)	$11.10
2010	11.04	0 .25	0 .78	1 .03	(0 .31)	(0 .11)	(0 .42)	11 .65
2009	9.95	0 .36	1 .01	1 .37	(0 .24)	(0 .04)	(0 .28)	11 .04
2008(c)	10.00	0 .01	(0 .06)	(0 .05)	–	–	–	9.95
R-1 shares
2011	11.59	0 .21	(0 .27)	(0 .06)	(0 .12)	(0 .41)	(0 .53)	11 .00
2010	11.00	0 .15	0 .77	0 .92	(0 .22)	(0 .11)	(0 .33)	11 .59
2009	9.94	0 .28	1 .01	1 .29	(0 .19)	(0 .04)	(0 .23)	11 .00
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-2 shares
2011	11.60	0 .23	(0 .28)	(0 .05)	(0 .13)	(0 .41)	(0 .54)	11 .01
2010	11.00	0 .17	0 .77	0 .94	(0 .23)	(0 .11)	(0 .34)	11 .60
2009	9.94	0 .29	1 .02	1 .31	(0 .21)	(0 .04)	(0 .25)	11 .00
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-3 shares
2011	11.61	0 .25	(0 .28)	(0 .03)	(0 .14)	(0 .41)	(0 .55)	11 .03
2010	11.01	0 .19	0 .77	0 .96	(0 .25)	(0 .11)	(0 .36)	11 .61
2009	9.94	0 .31	1 .01	1 .32	(0 .21)	(0 .04)	(0 .25)	11 .01
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-4 shares
2011	11.66	0 .27	(0 .28)	(0 .01)	(0 .15)	(0 .41)	(0 .56)	11 .09
2010	11.06	0 .21	0 .76	0 .97	(0 .26)	(0 .11)	(0 .37)	11 .66
2009	9.94	0 .32	1 .05	1 .37	(0 .21)	(0 .04)	(0 .25)	11 .06
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-5 shares
2011	11.64	0 .28	(0 .27)	0 .01	(0 .16)	(0 .41)	(0 .57)	11 .08
2010	11.04	0 .22	0 .77	0 .99	(0 .28)	(0 .11)	(0 .39)	11 .64
2009	9.94	0 .34	1 .03	1 .37	(0 .23)	(0 .04)	(0 .27)	11 .04
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94

See accompanying notes

478

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

0.45%	$2,982,944	0.57%	2 .81%	339 .9%
9.57	2,869,003	0 .58(b)	2 .26	186 .8
13.92	2,058,784	0.60(b)	3 .39	356 .2
(0 .50) (d)	58,587	0.65 (e),(b)	0 .63 (e)	551 .3 (e)

(0 .37)	3,165	1.44	1 .94	339 .9
8.56	3,446	1.45(b)	1 .35	186 .8
13.07	1,572	1.47(b)	2 .63	356 .2
(0 .60) (d)	15	1 .53 (e),(b)	(0 .32) (e)	551 .3 (e)

(0 .29)	8,343	1.31	2 .07	339 .9
8.74	8,899	1.32(b)	1 .51	186 .8
13.25	6,139	1.34(b)	2 .66	356 .2
(0 .60) (d)	15	1 .40 (e),(b)	(0 .16) (e)	551 .3 (e)

(0 .11)	22,367	1.13	2 .25	339 .9
8.94	24,917	1.14(b)	1 .69	186 .8
13.35	14,771	1.16(b)	2 .89	356 .2
(0 .60) (d)	15	1 .22 (e),(b)	0 .00 (e)	551 .3 (e)

0.08	11,005	0.94	2 .44	339 .9
9.06	8,217	0.95(b)	1 .87	186 .8
13.93	7,675	0.97(b)	3 .01	356 .2
(0 .60) (d)	15	1 .03 (e),(b)	0 .16 (e)	551 .3 (e)

0.23	27,060	0.82	2 .56	339 .9
9.21	30,083	0.83(b)	1 .95	186 .8
13.85	8,281	0.85(b)	3 .15	356 .2
(0 .60) (d)	15	0 .91 (e),(b)	0 .32 (e)	551 .3 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

479

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2011	$9 .70	$0.15	($0 .45)	($0 .30)	($0 .09)	$–	($0 .09)	$9 .31
2010	8.59	0 .08	1 .14	1 .22	(0 .11)	–	(0 .11)	9 .70
2009	7.37	0 .09	1 .28	1 .37	(0 .15)	–	(0 .15)	8 .59
2008	17 .16	0 .16	(7 .90)	(7 .74)	(0 .08)	(1 .97)	(2 .05)	7 .37
2007	14 .21	0 .11	4 .22	4 .33	(0 .11)	(1 .27)	(1 .38)	17 .16
Institutional shares
2011	9.79	0 .20	(0 .44)	(0 .24)	(0 .15)	–	(0 .15)	9 .40
2010	8.67	0 .13	1 .15	1 .28	(0 .16)	–	(0 .16)	9 .79
2009	7.44	0 .14	1 .31	1 .45	(0 .22)	–	(0 .22)	8 .67
2008	17 .34	0 .23	(7 .98)	(7 .75)	(0 .18)	(1 .97)	(2 .15)	7 .44
2007	14 .36	0 .23	4 .23	4 .46	(0 .21)	(1 .27)	(1 .48)	17 .34
R-1 shares
2011	9.72	0 .11	(0 .44)	(0 .33)	(0 .06)	–	(0 .06)	9 .33
2010	8.62	0 .05	1 .15	1 .20	(0 .10)	–	(0 .10)	9 .72
2009	7.38	0 .08	1 .29	1 .37	(0 .13)	–	(0 .13)	8 .62
2008	17 .20	0 .12	(7 .93)	(7 .81)	(0 .04)	(1 .97)	(2 .01)	7 .38
2007	14 .24	0 .07	4 .24	4 .31	(0 .08)	(1 .27)	(1 .35)	17 .20
R-2 shares
2011	9.69	0 .12	(0 .44)	(0 .32)	(0 .07)	–	(0 .07)	9 .30
2010	8.58	0 .06	1 .15	1 .21	(0 .10)	–	(0 .10)	9 .69
2009	7.34	0 .09	1 .28	1 .37	(0 .13)	–	(0 .13)	8 .58
2008	17 .12	0 .14	(7 .89)	(7 .75)	(0 .06)	(1 .97)	(2 .03)	7 .34
2007	14 .18	0 .09	4 .22	4 .31	(0 .10)	(1 .27)	(1 .37)	17 .12
R-3 shares
2011	9.75	0 .14	(0 .45)	(0 .31)	(0 .09)	–	(0 .09)	9 .35
2010	8.64	0 .08	1 .15	1 .23	(0 .12)	–	(0 .12)	9 .75
2009	7.40	0 .10	1 .29	1 .39	(0 .15)	–	(0 .15)	8 .64
2008	17 .24	0 .16	(7 .94)	(7 .78)	(0 .09)	(1 .97)	(2 .06)	7 .40
2007	14 .27	0 .12	4 .25	4 .37	(0 .13)	(1 .27)	(1 .40)	17 .24
R-4 shares
2011	9.89	0 .17	(0 .46)	(0 .29)	(0 .11)	–	(0 .11)	9 .49
2010	8.75	0 .09	1 .18	1 .27	(0 .13)	–	(0 .13)	9 .89
2009	7.51	0 .12	1 .30	1 .42	(0 .18)	–	(0 .18)	8 .75
2008	17 .47	0 .19	(8 .06)	(7 .87)	(0 .12)	(1 .97)	(2 .09)	7 .51
2007	14 .46	0 .15	4 .28	4 .43	(0 .15)	(1 .27)	(1 .42)	17 .47
R-5 shares
2011	9.88	0 .18	(0 .46)	(0 .28)	(0 .12)	–	(0 .12)	9 .48
2010	8.67	0 .11	1 .24	1 .35	(0 .14)	–	(0 .14)	9 .88
2009	7.44	0 .12	1 .30	1 .42	(0 .19)	–	(0 .19)	8 .67
2008	17 .32	0 .20	(7 .97)	(7 .77)	(0 .14)	(1 .97)	(2 .11)	7 .44
2007	14 .34	0 .16	4 .26	4 .42	(0 .17)	(1 .27)	(1 .44)	17 .32

See accompanying notes

480

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

(3 .16)%(c)	$194,184	1.38%	1 .52%	1 .52%	75 .7%(d)
14.31 (c)	179,226	1.51	1 .58	0 .86	105 .9
19.01 (c)	166,334	1.55	1 .60	1 .29	115 .6
(50.57) (c)	145,271	1.50	–	1 .29	101 .5
33.05 (c)	307,754	1.52	–	0 .72	111 .3 (e)

(2 .61)	2,101,900	0.91	0 .91	1 .95	75 .7 (d)
14.90	1,087,289	0.92	0 .92	1 .49	105 .9
20.01	736,705	0.91	0 .91	1 .95	115 .6
(50.36)	621,394	0.93	–	1 .87	101 .5
33.87	1,188,878	0.90	–	1 .56	111 .3 (e)

(3 .48)	8,504	1.79	–	1 .11	75 .7 (d)
13.95	9,424	1.79	–	0 .60	105 .9
18.88	9,081	1.79	–	1 .04	115 .6
(50.78)	6,336	1.81	–	0 .99	101 .5
32.77	10,716	1.78	–	0 .44	111 .3 (e)

(3 .39)	15,277	1.66	–	1 .25	75 .7 (d)
14.18	19,385	1.66	–	0 .70	105 .9
18.96	20,324	1.66	–	1 .17	115 .6
(50.70)	18,080	1.68	–	1 .13	101 .5
32.96	38,204	1.65	–	0 .59	111 .3 (e)

(3 .25)	61,344	1.48	–	1 .44	75 .7 (d)
14.29	67,216	1.48	–	0 .88	105 .9
19.23	69,007	1.48	–	1 .36	115 .6
(50.61)	57,078	1.50	–	1 .31	101 .5
33.21	99,441	1.47	–	0 .78	111 .3 (e)

(3 .04)	43,879	1.29	–	1 .63	75 .7 (d)
14.63	49,117	1.29	–	1 .05	105 .9
19.43	50,972	1.29	–	1 .55	115 .6
(50.53)	36,959	1.31	–	1 .57	101 .5
33.30	42,258	1.28	–	1 .00	111 .3 (e)

(2 .90)	80,613	1.17	–	1 .75	75 .7 (d)
15.71 (f)	76,608	1.17	–	1 .18	105 .9
19.54	82,482	1.17	–	1 .66	115 .6
(50.43)	59,805	1.19	–	1 .57	101 .5
33.54	135,368	1.16	–	1 .05	111 .3 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International Growth Fund.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(f)	In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

481

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
EQUITY INCOME FUND
Institutional shares
2011	$16 .93	$0.56	$0 .64	$1 .20	($0 .54)	$–	($0 .54)	$17.59
2010	14.40	0 .50	2 .49	2 .99	(0 .46)	–	(0 .46)	16 .93
2009	13.82	0 .45	0 .61	1 .06	(0 .48)	–	(0 .48)	14 .40
2008	23.82	0 .48	(7 .98)	(7 .50)	(0 .46)	(2 .04)	(2 .50)	13 .82
2007	22.43	0 .44	2 .55	2 .99	(0 .40)	(1 .20)	(1 .60)	23 .82
R-1 shares
2011	16.89	0 .39	0 .66	1 .05	(0 .42)	–	(0 .42)	17 .52
2010(c)	15.52	0 .23	1 .40	1 .63	(0 .26)	–	(0 .26)	16 .89
R-2 shares
2011	16.89	0 .41	0 .66	1 .07	(0 .39)	–	(0 .39)	17 .57
2010(c)	15.52	0 .21	1 .43	1 .64	(0 .27)	–	(0 .27)	16 .89
R-3 shares
2011	16.89	0 .45	0 .64	1 .09	(0 .45)	–	(0 .45)	17 .53
2010(c)	15.52	0 .25	1 .40	1 .65	(0 .28)	–	(0 .28)	16 .89
R-4 shares
2011	16.92	0 .46	0 .66	1 .12	(0 .48)	–	(0 .48)	17 .56
2010(c)	15.52	0 .20	1 .49	1 .69	(0 .29)	–	(0 .29)	16 .92
R-5 shares
2011	16.93	0 .50	0 .65	1 .15	(0 .50)	–	(0 .50)	17 .58
2010(c)	15.52	0 .15	1 .55	1 .70	(0 .29)	–	(0 .29)	16 .93

See accompanying notes

482

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income	Portfolio
	Net Assets, End of	to Average Net	to Average Net	Turnover
Total Return	Period (in thousands)	Assets	Assets	Rate

7.15%	$2,527,743	0.52%	3 .20%	16 .6%
21.03	1,828,045	0.52	3 .16	22 .1
8.07	1,097,669	0.53	3 .47	35 .3
(34.79)	1,132,181	0.52	2 .56	75 .8
13.99	2,016,738	0.52	1 .93	85 .6 (b)

6.23	2,495	1.39	2 .24	16 .6
10.62 (d)	374	1.42 (e)	2 .13 (e)	22 .1 (e)

6.39	3,313	1.26	2 .33	16 .6
10.67 (d)	371	1.29 (e)	1 .92 (e)	22 .1 (e)

6.53	22,727	1.08	2 .56	16 .6
10.81 (d)	3,815	1.11 (e)	2 .39 (e)	22 .1 (e)

6.70	11,013	0.89	2 .65	16 .6
11.03 (d)	750	0.92 (e)	1 .87 (e)	22 .1 (e)

6.86	27,719	0.77	2 .87	16 .6
11.11 (d)	5,904	0.80 (e)	1 .37 (e)	22 .1 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.
(c)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

483

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL DIVERSIFIED INCOME FUND
Institutional shares
2011	$13 .31	$0.83	($0 .35)	$0 .48	($0 .74)	($0 .11)	($0 .85)	$12.94
2010	12.72	0 .77	1 .67	2 .44	(0 .80)	(1 .05)	(1 .85)	13 .31
2009(c)	10.00	0 .67	2 .72	3 .39	(0 .67)	–	(0 .67)	12 .72

See accompanying notes

484

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income	Portfolio
	Period (in	to Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets	Rate

3.61%	$553,989	0.81%(b)	6 .27%	47 .6%
21.42	224,071	0.87 (b)	6 .13	75 .5
35.24 (d)	72,681	0.90 (b),(e)	7 .00 (e)	182 .5 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

485

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
2011	$7 .18	$0.12	($0 .07)	$0 .05	($0 .12)	($0 .04)	($0 .16)	$7 .07
2010	5.67	0 .13	1 .66	1 .79	(0 .28)	–	(0 .28)	7 .18
2009	5.03	0 .14	0 .77	0 .91	(0 .27)	–	(0 .27)	5 .67
2008	10 .08	0 .19	(5 .06)	(4 .87)	(0 .18)	–	(0 .18)	5 .03
2007(d)	10 .00	0 .01	0 .07	0 .08	–	–	–	10 .08

See accompanying notes

486

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment Income	Portfolio
	Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return	thousands)	Average Net Assets	Assets	Rate

0.74%	$246,174	0.95%(b)	1 .67%	78 .8%
32.52 (c)	9	0.95 (b)	2 .23	194 .8
19.46	1,134	0.95 (b)	3 .12	131 .1
(48.97)	1,006	0.95 (b)	2 .45	100 .9
0 .80 (e)	2,016	0 .95 (b),(f)	1 .75 (f)	86 .7 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	During 2010, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(d)	Period from October 1, 2007, date operations commenced, through October 31, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes

487

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
2011	$11 .30	$0 .35	$0 .02	$0 .37	($0 .39)	($0 .39)	$11 .28	3 .40%(c)
2010	10 .90	0 .40	0 .43	0 .83	(0 .43)	(0 .43)	11 .30	7 .73 (c)
2009(d)	10 .68	0 .38	0 .23	0 .61	(0 .39)	(0 .39)	10 .90	5 .87 (c),(e)
Institutional shares
2011	11 .29	0 .40	0 .03	0 .43	(0 .45)	(0 .45)	11 .27	3 .91
2010	10 .90	0 .46	0 .41	0 .87	(0 .48)	(0 .48)	11 .29	8 .16
2009	10 .35	0 .50	0 .56	1 .06	(0 .51)	(0 .51)	10 .90	10 .42
2008	10 .54	0 .51	(0 .17)	0 .34	(0 .53)	(0 .53)	10 .35	3 .23
2007	10 .55	0 .51	0 .01	0 .52	(0 .53)	(0 .53)	10 .54	4 .98
R-1 shares
2011	11 .29	0 .32	0 .02	0 .34	(0 .36)	(0 .36)	11 .27	3 .11
2010	10 .90	0 .37	0 .41	0 .78	(0 .39)	(0 .39)	11 .29	7 .32
2009(d)	10 .68	0 .35	0 .24	0 .59	(0 .37)	(0 .37)	10 .90	5 .61 (e)
R-2 shares
2011	11 .29	0 .33	0 .03	0 .36	(0 .38)	(0 .38)	11 .27	3 .24
2010	10 .90	0 .39	0 .41	0 .80	(0 .41)	(0 .41)	11 .29	7 .46
2009(d)	10 .68	0 .36	0 .24	0 .60	(0 .38)	(0 .38)	10 .90	5 .73 (e)
R-3 shares
2011	11 .29	0 .35	0 .03	0 .38	(0 .40)	(0 .40)	11 .27	3 .43
2010	10 .90	0 .40	0 .42	0 .82	(0 .43)	(0 .43)	11 .29	7 .66
2009(d)	10 .68	0 .38	0 .24	0 .62	(0 .40)	(0 .40)	10 .90	5 .90 (e)
R-4 shares
2011	11 .29	0 .37	0 .03	0 .40	(0 .42)	(0 .42)	11 .27	3 .62
2010	10 .90	0 .42	0 .42	0 .84	(0 .45)	(0 .45)	11 .29	7 .86
2009(d)	10 .68	0 .39	0 .24	0 .63	(0 .41)	(0 .41)	10 .90	6 .07 (e)
R-5 shares
2011	11 .30	0 .38	0 .03	0 .41	(0 .43)	(0 .43)	11 .28	3 .74
2010	10 .90	0 .44	0 .42	0 .86	(0 .46)	(0 .46)	11 .30	8 .08
2009(d)	10 .68	0 .41	0 .24	0 .65	(0 .43)	(0 .43)	10 .90	6 .18 (e)

See accompanying notes

488

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of		Expenses to	Investment Income	Portfolio
Period (in	Ratio of Expenses to	Average Net	to Average Net	Turnover
thousands)	Average Net Assets	Assets(b)	Assets	Rate

$123,734	1.00%	1.16%	3 .11%	104 .7%
112,730	1.00	1.20	3 .63	51 .2
94,354	1.00 (f)	1.29 (f)	3 .96 (f)	26 .6 (f)

1,020,836	0.51	–	3 .60	104 .7
980,476	0.51	–	4 .13	51 .2
893,919	0.51	–	4 .66	26 .6
1,037,568	0.50	–	4.79	5.3
1,497,302	0.50	–	4 .86	13 .6

3,517	1.29 (g)	–	2 .84	104 .7
4,485	1.29 (g)	–	3 .33	51 .2
2,796	1.29 (f),(g)	–	3.66 (f)	26.6 (f)

7,276	1.16 (g)	–	2 .96	104 .7
8,002	1.16 (g)	–	3 .48	51 .2
8,843	1.16 (f),(g)	–	3.80 (f)	26.6 (f)

20,798	0.98 (g)	–	3 .13	104 .7
20,070	0.98 (g)	–	3 .63	51 .2
11,551	0.98 (f),(g)	–	3.98 (f)	26.6 (f)

9,295	0.79 (g)	–	3 .31	104 .7
7,364	0.79 (g)	–	3 .82	51 .2
4,235	0.79 (f),(g)	–	4.17 (f)	26.6 (f)

17,909	0.67 (g)	–	3 .44	104 .7
15,243	0.67 (g)	–	3 .95	51 .2
11,805	0.67 (f),(g)	–	4.29 (f)	26.6 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes

489

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND
Institutional shares
2011	$8 .15	$0.63	($0 .28)	$0 .35	($0 .66)	($0 .15)	($0 .81)	$7 .69
2010	7.59	0 .68	0 .57	1 .25	(0 .69)	–	(0 .69)	8 .15
2009	6.10	0 .64	1 .54	2 .18	(0 .69)	–	(0 .69)	7 .59
2008	8.74	0 .62	(2 .39)	(1 .77)	(0 .63)	(0 .24)	(0 .87)	6 .10
2007	8.78	0 .62	0 .21	0 .83	(0 .69)	(0 .18)	(0 .87)	8 .74

See accompanying notes

490

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

4.45%	$744,655	0.56%	0 .57%	7 .91%	82 .8%
17.23	975,311	0.56	0 .57	8 .64	77 .8
37.90	800,853	0.54	–	9 .60	57 .0
(22.14)	447,491	0.53	–	7 .82	28 .8
9.94	681,304	0.53	–	7 .07	47 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes

491

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND I
Institutional shares
2011	$11 .64	$0.83	($0 .42)	$0 .41	($0 .85)	($0 .15)	($1 .00)	$11.05
2010	10.67	0 .94	1 .00	1 .94	(0 .97)	–	(0 .97)	11 .64
2009	8.19	0 .91	2 .33	3 .24	(0 .76)	–	(0 .76)	10 .67
2008	10.61	0 .79	(2 .89)	(2 .10)	(0 .32)	–	(0 .32)	8 .19
2007	10.61	0 .75	(0 .07)	0 .68	(0 .68)	–	(0 .68)	10 .61

See accompanying notes

492

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

3.87%	$1,633,132	0.65%	7 .50%	67 .4%
19.54	1,276,786	0.65	8 .77	100 .0
44.36	1,015,076	0.65	10 .34	103 .8
(20.38)	662,079	0.65	8 .00	67 .7
6.64	506,755	0.65	7 .18	69 .0

(a) Calculated based on average shares outstanding during the period.

See accompanying notes

493

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period		Total Return
INCOME FUND
Class J shares
2011	$9 .67	$0 .43	($0 .06)	$0 .37	($0 .47)	($0 .47)	$9 .57	3 .91%(c)
2010	9 .28	0 .48	0 .41	0 .89	(0 .50)	(0 .50)	9 .67	9 .91 (c)
2009(d)	9 .24	0 .04	0 .04	0 .08	(0 .04)	(0 .04)	9 .28	0 .92 (c),(e)
Institutional shares
2011	9 .68	0 .49	(0 .08)	0 .41	(0 .52)	(0 .52)	9 .57	4 .41
2010	9 .28	0 .54	0 .42	0 .96	(0 .56)	(0 .56)	9 .68	10 .65
2009	7 .85	0 .55	1 .44	1 .99	(0 .56)	(0 .56)	9 .28	26 .21
2008	9 .01	0 .51	(1 .14)	(0 .63)	(0 .53)	(0 .53)	7 .85	(7 .51)
2007	9 .11	0 .50	(0 .06)	0 .44	(0 .54)	(0 .54)	9 .01	4 .88
R-1 shares
2011	9 .68	0 .40	(0 .07)	0 .33	(0 .44)	(0 .44)	9 .57	3 .51
2010(g)	9 .27	0 .30	0 .40	0 .70	(0 .29)	(0 .29)	9 .68	7 .68 (e)
R-2 shares
2011	9 .67	0 .42	(0 .06)	0 .36	(0 .45)	(0 .45)	9 .58	3 .85
2010(g)	9 .27	0 .30	0 .40	0 .70	(0 .30)	(0 .30)	9 .67	7 .67 (e)
R-3 shares
2011	9 .68	0 .43	(0 .06)	0 .37	(0 .47)	(0 .47)	9 .58	3 .93
2010(g)	9 .27	0 .31	0 .41	0 .72	(0 .31)	(0 .31)	9 .68	7 .91 (e)
R-4 shares
2011	9 .68	0 .45	(0 .06)	0 .39	(0 .49)	(0 .49)	9 .58	4 .13
2010(g)	9 .27	0 .32	0 .41	0 .73	(0 .32)	(0 .32)	9 .68	8 .04 (e)
R-5 shares
2011	9 .67	0 .46	(0 .06)	0 .40	(0 .50)	(0 .50)	9 .57	4 .26
2010(g)	9 .27	0 .35	0 .38	0 .73	(0 .33)	(0 .33)	9 .67	8 .03 (e)

See accompanying notes

494

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Gross	Ratio of Net
		Expenses to	Investment Income
Net Assets, End of	Ratio of Expenses to	Average Net	to Average Net	Portfolio
Period (in thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

$58,259	1.10%	1.29%	4 .54%	16 .9%
36,124	1.10	1.75	5 .02	13 .1
1,631	1 .10 (f)	5 .78 (f)	5 .24 (f)	30 .6 (f)

1,157,481	0.52	–	5 .13	16 .9
930,550	0.52	–	5 .69	13 .1
809,271	0.51	–	6 .49	30 .6
729,267	0.50	–	5 .72	15 .5
960,941	0.51	–	5 .51	15 .2

415	1.38	–	4 .14	16 .9
18	1.40 (f)	–	4.69 (f)	13.1 (f)

291	1.25	–	4 .37	16 .9
172	1.27 (f)	–	4.71 (f)	13.1 (f)

8,180	1.07	–	4 .52	16 .9
1,472	1.09 (f)	–	4.95 (f)	13.1 (f)

2,835	0.88	–	4 .74	16 .9
1,361	0.90 (f)	–	5.03 (f)	13.1 (f)

10,322	0.76	–	4 .80	16 .9
393	0.78 (f)	–	5.43 (f)	13.1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from September 30, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

See accompanying notes

495

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment and Unrealized Total From from Net Tax Return Dividends						Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment of Capital				and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Distribution Distributions of Period
INFLATION PROTECTION FUND
Class J shares
2011	$8 .17	$0 .20	$0 .39	$0 .59	($0 .20)	$–	($0 .20)	$8 .56
2010	7.51	0 .10	0 .67	0 .77	(0 .11)	–	(0 .11)	8 .17
2009	7.08	0 .03	0 .41	0 .44	(0 .01)	–	(0 .01)	7 .51
2008	9.45	0 .46	(2 .02)	(1 .56)	(0 .69)	(0 .12)	(0 .81)	7 .08
2007	9.60	0 .38	(0 .13)	0 .25	(0 .40)	–	(0 .40)	9 .45
Institutional shares
2011	8.24	0 .28	0 .38	0 .66	(0 .25)	–	(0 .25)	8 .65
2010	7.57	0 .16	0 .67	0 .83	(0 .16)	–	(0 .16)	8 .24
2009	7.08	0 .11	0 .39	0 .50	(0 .01)	–	(0 .01)	7 .57
2008	9.45	0 .53	(2 .02)	(1 .49)	(0 .75)	(0 .13)	(0 .88)	7 .08
2007	9.57	0 .51	(0 .20)	0 .31	(0 .43)	–	(0 .43)	9 .45
R-1 shares
2011	8.13	0 .19	0 .38	0 .57	(0 .19)	–	(0 .19)	8 .51
2010	7.48	0 .09	0 .67	0 .76	(0 .11)	–	(0 .11)	8 .13
2009	7.05	(0 .02)	0 .46	0 .44	(0 .01)	–	(0 .01)	7 .48
2008	9.42	0 .44	(2 .01)	(1 .57)	(0 .69)	(0 .11)	(0 .80)	7 .05
2007	9.55	0 .42	(0 .19)	0 .23	(0 .36)	–	(0 .36)	9 .42
R-2 shares
2011	8.13	0 .20	0 .39	0 .59	(0 .20)	–	(0 .20)	8 .52
2010	7.48	0 .10	0 .66	0 .76	(0 .11)	–	(0 .11)	8 .13
2009	7.05	0 .06	0 .38	0 .44	(0 .01)	–	(0 .01)	7 .48
2008	9.42	0 .45	(2 .01)	(1 .56)	(0 .69)	(0 .12)	(0 .81)	7 .05
2007	9.54	0 .39	(0 .14)	0 .25	(0 .37)	–	(0 .37)	9 .42
R-3 shares
2011	8.16	0 .22	0 .38	0 .60	(0 .21)	–	(0 .21)	8 .55
2010	7.50	0 .12	0 .66	0 .78	(0 .12)	–	(0 .12)	8 .16
2009	7.06	0 .08	0 .37	0 .45	(0 .01)	–	(0 .01)	7 .50
2008	9.43	0 .47	(2 .01)	(1 .54)	(0 .70)	(0 .13)	(0 .83)	7 .06
2007	9.55	0 .41	(0 .15)	0 .26	(0 .38)	–	(0 .38)	9 .43
R-4 shares
2011	8.18	0 .27	0 .35	0 .62	(0 .22)	–	(0 .22)	8 .58
2010	7.52	0 .13	0 .67	0 .80	(0 .14)	–	(0 .14)	8 .18
2009	7.06	0 .09	0 .38	0 .47	(0 .01)	–	(0 .01)	7 .52
2008	9.43	0 .47	(1 .99)	(1 .52)	(0 .73)	(0 .12)	(0 .85)	7 .06
2007	9.55	0 .38	(0 .10)	0 .28	(0 .40)	–	(0 .40)	9 .43
R-5 shares
2011	8.21	0 .25	0 .38	0 .63	(0 .23)	–	(0 .23)	8 .61
2010	7.54	0 .14	0 .67	0 .81	(0 .14)	–	(0 .14)	8 .21
2009	7.07	0 .04	0 .44	0 .48	(0 .01)	–	(0 .01)	7 .54
2008	9.44	0 .51	(2 .02)	(1 .51)	(0 .72)	(0 .14)	(0 .86)	7 .07
2007	9.56	0 .45	(0 .16)	0 .29	(0 .41)	–	(0 .41)	9 .44

See accompanying notes

496

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

7.42%(c)	$13,502	1.10%	1 .24%	2 .51%	131 .9%
10.40 (c)	7,613	1.15	1 .33	1 .31	85 .3
6.20 (c)	6,443	1.15	1 .46	0 .49	109 .5
(18.05) (c)	7,961	1.15	–	5 .30	32 .3
2.64 (c)	6,004	1.15	–	4 .00	88 .2

8.19	720,534	0.40	–	3 .37	131 .9
11.10	550,781	0.41	–	2 .04	85 .3
7.10	439,388	0.41	–	1 .55	109 .5
(17.46)	388,931	0.41	–	5 .95	32 .3
3.34	461,619	0.40	–	5 .46	88 .2

7.23	1,315	1.28	–	2 .39	131 .9
10.20	660	1.29	–	1 .16	85 .3
6.21	367	1.29	–	(0 .31)	109 .5
(18.21)	430	1.29	–	5 .06	32 .3
2.42	87	1.28	–	4 .47	88 .2

7.46	1,063	1.15	–	2 .50	131 .9
10.30	1,078	1.16	–	1 .26	85 .3
6.22	732	1.16	–	0 .86	109 .5
(18.11)	642	1.16	–	5 .19	32 .3
2.65	625	1.15	–	4 .09	88 .2

7.57	4,487	0.97	–	2 .74	131 .9
10.56	2,759	0.98	–	1 .49	85 .3
6.37	1,041	0.98	–	1 .12	109 .5
(17.95)	904	0.98	–	5 .38	32 .3
2.82	1,279	0.97	–	4 .35	88 .2

7.83	837	0.78	–	3 .36	131 .9
10.70	896	0.79	–	1 .67	85 .3
6.67	359	0.79	–	1 .28	109 .5
(17.80)	378	0.79	–	5 .40	32 .3
3.00	271	0.78	–	4 .02	88 .2

7.90	2,309	0.66	–	3 .06	131 .9
10.91	1,230	0.67	–	1 .73	85 .3
6.81	635	0.67	–	0 .53	109 .5
(17.69)	638	0.67	–	5 .75	32 .3
3.10	625	0.66	–	4 .79	88 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

497

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
2011	$24 .82	$0.26	($2 .09)	($1 .83)	($0 .03)	$–	($0 .03)	$22.96
2010	20.05	0 .07	4 .78	4 .85	(0 .08)	–	(0 .08)	24 .82
2009	13.32	0 .13	6 .67	6 .80	(0 .07)	–	(0 .07)	20 .05
2008	38.42	0 .19	(19 .52)	(19 .33)	(0 .08)	(5 .69)	(5 .77)	13 .32
2007	24.00	0 .23	16 .01	16 .24	(0 .07)	(1 .75)	(1 .82)	38 .42
Institutional shares
2011	25.60	0 .39	(2 .16)	(1 .77)	(0 .16)	–	(0 .16)	23 .67
2010	20.66	0 .21	4 .92	5 .13	(0 .19)	–	(0 .19)	25 .60
2009	13.78	0 .25	6 .84	7 .09	(0 .21)	–	(0 .21)	20 .66
2008	39.56	0 .36	(20 .17)	(19 .81)	(0 .28)	(5 .69)	(5 .97)	13 .78
2007	24.69	0 .49	16 .38	16 .87	(0 .25)	(1 .75)	(2 .00)	39 .56
R-1 shares
2011	25.35	0 .14	(2 .12)	(1 .98)	–	–	–	23 .37
2010	20.51	0 .02	4 .87	4 .89	(0 .05)	–	(0 .05)	25 .35
2009	13.60	0 .10	6 .83	6 .93	(0 .02)	–	(0 .02)	20 .51
2008	39.13	0 .13	(19 .97)	(19 .84)	–	(5 .69)	(5 .69)	13 .60
2007	24.43	0 .17	16 .30	16 .47	(0 .02)	(1 .75)	(1 .77)	39 .13
R-2 shares
2011	25.20	0 .17	(2 .11)	(1 .94)	–	–	–	23 .26
2010	20.37	0 .03	4 .86	4 .89	(0 .06)	–	(0 .06)	25 .20
2009	13.50	0 .12	6 .78	6 .90	(0 .03)	–	(0 .03)	20 .37
2008	38.86	0 .15	(19 .80)	(19 .65)	(0 .02)	(5 .69)	(5 .71)	13 .50
2007	24.28	0 .21	16 .17	16 .38	(0 .05)	(1 .75)	(1 .80)	38 .86
R-3 shares
2011	25.31	0 .23	(2 .13)	(1 .90)	(0 .03)	–	(0 .03)	23 .38
2010	20.46	0 .08	4 .87	4 .95	(0 .10)	–	(0 .10)	25 .31
2009	13.59	0 .15	6 .80	6 .95	(0 .08)	–	(0 .08)	20 .46
2008	39.10	0 .20	(19 .94)	(19 .74)	(0 .08)	(5 .69)	(5 .77)	13 .59
2007	24.42	0 .27	16 .26	16 .53	(0 .10)	(1 .75)	(1 .85)	39 .10
R-4 shares
2011	25.52	0 .28	(2 .14)	(1 .86)	(0 .07)	–	(0 .07)	23 .59
2010	20.62	0 .12	4 .91	5 .03	(0 .13)	–	(0 .13)	25 .52
2009	13.72	0 .18	6 .86	7 .04	(0 .14)	–	(0 .14)	20 .62
2008	39.42	0 .27	(20 .13)	(19 .86)	(0 .15)	(5 .69)	(5 .84)	13 .72
2007	24.61	0 .35	16 .36	16 .71	(0 .15)	(1 .75)	(1 .90)	39 .42
R-5 shares
2011	25.60	0 .32	(2 .15)	(1 .83)	(0 .10)	–	(0 .10)	23 .67
2010	20.67	0 .15	4 .93	5 .08	(0 .15)	–	(0 .15)	25 .60
2009	13.75	0 .21	6 .85	7 .06	(0 .14)	–	(0 .14)	20 .67
2008	39.49	0 .27	(20 .13)	(19 .86)	(0 .19)	(5 .69)	(5 .88)	13 .75
2007	24.65	0 .36	16 .41	16 .77	(0 .18)	(1 .75)	(1 .93)	39 .49

See accompanying notes

498

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

(7 .40)%(c)	$170,695	1.71%	1 .85%	1 .03%	88 .4%
24.23 (c)	205,507	1.83	1 .90	0 .32	102 .1
51.33 (c)	183,286	1.89	1 .94	0 .85	133 .4
(58.50) (c)	113,241	1.80	–	0 .75	127 .6
72.25 (c)	307,022	1.80	–	0 .82	141 .6

(7 .00)	1,042,690	1.27	1 .27	1 .51	88 .4
24.94	1,048,491	1.28	1 .28	0 .91	102 .1
52.25	830,134	1.27	1 .27	1 .50	133 .4
(58.27)	435,442	1.26	–	1 .36	127 .6
73.27	802,809	1.19	–	1 .62	141 .6

(7 .81)	6,019	2.13	–	0 .56	88 .4
23.87	10,335	2.14	–	0 .07	102 .1
51.00	7,457	2.13	–	0 .62	133 .4
(58.65)	3,515	2.14	–	0 .49	127 .6
71.79	7,171	2.07	–	0 .58	141 .6

(7 .70)	10,638	2.00	–	0 .67	88 .4
24.02	13,900	2.01	–	0 .15	102 .1
51.18	11,600	2.00	–	0 .77	133 .4
(58.58)	6,741	2.01	–	0 .58	127 .6
71.97	16,251	1.94	–	0 .73	141 .6

(7 .52)	32,869	1.82	–	0 .89	88 .4
24.26	42,741	1.83	–	0 .38	102 .1
51.48	31,084	1.82	–	0 .91	133 .4
(58.53)	15,136	1.83	–	0 .77	127 .6
72.28	30,969	1.76	–	0 .91	141 .6

(7 .33)	24,222	1.63	–	1 .08	88 .4
24.48	31,507	1.64	–	0 .54	102 .1
51.79	25,197	1.63	–	1 .08	133 .4
(58.44)	11,432	1.64	–	1 .04	127 .6
72.54	16,936	1.57	–	1 .14	141 .6

(7 .21)	33,187	1.51	–	1 .25	88 .4
24.65	37,391	1.52	–	0 .65	102 .1
51.90	33,821	1.51	–	1 .26	133 .4
(58.39)	14,985	1.52	–	1 .01	127 .6
72.80	46,271	1.45	–	1 .22	141 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

499

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL FUND I
Institutional shares
2011	$11 .32	$0.15	($0 .99)	($0 .84)	($0 .17)	$–	($0 .17)	$10.31
2010	10.31	0 .14	1 .03	1 .17	(0 .16)	–	(0 .16)	11 .32
2009	8.81	0 .14	1 .63	1 .77	(0 .27)	–	(0 .27)	10 .31
2008	18.70	0 .27	(8 .27)	(8 .00)	(0 .24)	(1 .65)	(1 .89)	8 .81
2007	15.46	0 .24	4 .09	4 .33	(0 .17)	(0 .92)	(1 .09)	18 .70
R-1 shares
2011	11.21	0 .05	(0 .99)	(0 .94)	(0 .07)	–	(0 .07)	10 .20
2010	10.23	0 .04	1 .03	1 .07	(0 .09)	–	(0 .09)	11 .21
2009	8.73	0 .06	1 .62	1 .68	(0 .18)	–	(0 .18)	10 .23
2008	18.55	0 .14	(8 .21)	(8 .07)	(0 .10)	(1 .65)	(1 .75)	8 .73
2007	15.34	0 .07	4 .09	4 .16	(0 .03)	(0 .92)	(0 .95)	18 .55
R-2 shares
2011	11.21	0 .06	(0 .99)	(0 .93)	(0 .07)	–	(0 .07)	10 .21
2010	10.22	0 .05	1 .04	1 .09	(0 .10)	–	(0 .10)	11 .21
2009	8.71	0 .07	1 .62	1 .69	(0 .18)	–	(0 .18)	10 .22
2008	18.51	0 .15	(8 .18)	(8 .03)	(0 .12)	(1 .65)	(1 .77)	8 .71
2007	15.31	0 .10	4 .07	4 .17	(0 .05)	(0 .92)	(0 .97)	18 .51
R-3 shares
2011	11.22	0 .08	(0 .98)	(0 .90)	(0 .10)	–	(0 .10)	10 .22
2010	10.23	0 .08	1 .03	1 .11	(0 .12)	–	(0 .12)	11 .22
2009	8.73	0 .09	1 .61	1 .70	(0 .20)	–	(0 .20)	10 .23
2008	18.54	0 .17	(8 .18)	(8 .01)	(0 .15)	(1 .65)	(1 .80)	8 .73
2007	15.34	0 .14	4 .06	4 .20	(0 .08)	(0 .92)	(1 .00)	18 .54
R-4 shares
2011	11.27	0 .10	(0 .98)	(0 .88)	(0 .13)	–	(0 .13)	10 .26
2010	10.26	0 .10	1 .03	1 .13	(0 .12)	–	(0 .12)	11 .27
2009	8.77	0 .11	1 .61	1 .72	(0 .23)	–	(0 .23)	10 .26
2008	18.61	0 .21	(8 .22)	(8 .01)	(0 .18)	(1 .65)	(1 .83)	8 .77
2007	15.39	0 .17	4 .08	4 .25	(0 .11)	(0 .92)	(1 .03)	18 .61
R-5 shares
2011	11.28	0 .11	(0 .97)	(0 .86)	(0 .14)	–	(0 .14)	10 .28
2010	10.28	0 .11	1 .03	1 .14	(0 .14)	–	(0 .14)	11 .28
2009	8.77	0 .12	1 .62	1 .74	(0 .23)	–	(0 .23)	10 .28
2008	18.62	0 .23	(8 .24)	(8 .01)	(0 .19)	(1 .65)	(1 .84)	8 .77
2007	15.40	0 .18	4 .08	4 .26	(0 .12)	(0 .92)	(1 .04)	18 .62

See accompanying notes

500

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

			Ratio of Expenses
			to Average Net
			Assets (Excluding	Ratio of Gross	Ratio of Net
	Net Assets, End of Period	Ratio of Expenses to	Interest Expense	Expenses to Average	Investment Income to	Portfolio
Total Return	(in thousands)	Average Net Assets	Fees)	Net Assets(b)	Average Net Assets	Turnover Rate

(7 .62)%	$1,170,084	1 .10%	N/A	1 .13%	1.34%	90 .5%
11.49	1,323,249	1 .10	N/A	1 .13	1.31	103 .4
20.69	1,464,299	1 .12	1 .11	1 .13	1.62	102 .4
(47.44)	859,383	1 .10	N/A	–	1.91	123 .6
29.66	1,903,137	1 .08	N/A	–	1.44	91 .1

(8 .45)	4,972	1 .97 (c)	N/A	–	0.48	90 .5
10.53	6,727	1 .97 (c)	N/A	–	0.43	103 .4
19.63	6,204	2 .00 (c)	1 .99	–	0.74	102 .4
(47.90)	3,137	1 .98	N/A	–	1.03	123 .6
28.53	4,613	1 .96	N/A	–	0.44	91 .1

(8 .35)	5,052	1 .84 (c)	N/A	–	0.55	90 .5
10.72	10,031	1 .84 (c)	N/A	–	0.53	103 .4
19.73	11,435	1 .87 (c)	1 .86	–	0.86	102 .4
(47.83)	7,877	1 .85	N/A	–	1.09	123 .6
28.69	18,566	1 .83	N/A	–	0.62	91 .1

(8 .15)	10,939	1 .66 (c)	N/A	–	0.75	90 .5
10.90	13,026	1 .66 (c)	N/A	–	0.74	103 .4
19.95	12,634	1 .69 (c)	1 .68	–	1.07	102 .4
(47.71)	9,728	1 .67	N/A	–	1.23	123 .6
28.88	23,869	1 .65	N/A	–	0.82	91 .1

(7 .96)	11,057	1 .47 (c)	N/A	–	0.90	90 .5
11.13	14,358	1 .47 (c)	N/A	–	0.95	103 .4
20.10	13,714	1 .50 (c)	1 .49	–	1.27	102 .4
(47.60)	9,358	1 .48	N/A	–	1.51	123 .6
29.15	17,374	1 .46	N/A	–	1.06	91 .1

(7 .79)	8,738	1 .35 (c)	N/A	–	0.93	90 .5
11.21	25,067	1 .35 (c)	N/A	–	1.07	103 .4
20.39	22,619	1 .38 (c)	1 .37	–	1.36	102 .4
(47.57)	17,108	1 .36	N/A	–	1.59	123 .6
29.30	36,555	1 .34	N/A	–	1.12	91 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes

501

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL VALUE FUND I
Institutional shares
2011	$11 .44	$0.24	($0 .88)	($0 .64)	($0 .14)	($0 .77)	($0 .91)	$9 .89
2010	10.70	0 .18	1 .01	1 .19	(0 .18)	(0 .27)	(0 .45)	11 .44
2009	8.62	0 .20	1 .90	2 .10	(0 .02)	–	(0 .02)	10 .70
2008(c)	10.00	–	(1 .38)	(1 .38)	–	–	–	8.62

See accompanying notes

502

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

			Ratio of Net
	Net Assets, End of		Investment Income	Portfolio
	Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return	thousands)	Average Net Assets	Assets	Rate

(6 .01)%	$1,351,191	1.08%(b)	2 .25%	38 .6%
11.38	1,137,569	1.09 (b)	1 .73	87 .2
24.39	963,192	1.12 (b)	2 .22	77 .7
(13.80) (d)	364,462	1.13 (b),(e)	(0 .57) (e)	33 .1 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

503

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP BLEND FUND II
Class J shares
2011	$8 .76	$0.07	$0 .41	$0 .48	($0 .03)	$–	($0 .03)	$9 .21
2010	7.73	0 .05	1 .05	1 .10	(0 .07)	–	(0 .07)	8 .76
2009	7.02	0 .07	0 .71	0 .78	(0 .07)	–	(0 .07)	7 .73
2008	12 .12	0 .06	(4 .09)	(4 .03)	(0 .03)	(1 .04)	(1 .07)	7 .02
2007	11 .12	0 .04	1 .57	1 .61	(0 .04)	(0 .57)	(0 .61)	12 .12
Institutional shares
2011	9.03	0 .11	0 .42	0 .53	(0 .08)	–	(0 .08)	9 .48
2010	7.95	0 .10	1 .09	1 .19	(0 .11)	–	(0 .11)	9 .03
2009	7.23	0 .11	0 .73	0 .84	(0 .12)	–	(0 .12)	7 .95
2008	12 .47	0 .12	(4 .22)	(4 .10)	(0 .10)	(1 .04)	(1 .14)	7 .23
2007	11 .43	0 .11	1 .62	1 .73	(0 .12)	(0 .57)	(0 .69)	12 .47
R-1 shares
2011	8.95	0 .03	0 .42	0 .45	–	–	–	9.40
2010	7.90	0 .03	1 .07	1 .10	(0 .05)	–	(0 .05)	8 .95
2009	7.17	0 .05	0 .73	0 .78	(0 .05)	–	(0 .05)	7 .90
2008	12 .37	0 .03	(4 .19)	(4 .16)	–	(1 .04)	(1 .04)	7 .17
2007	11 .34	0 .01	1 .61	1 .62	(0 .02)	(0 .57)	(0 .59)	12 .37
R-2 shares
2011	8.90	0 .04	0 .42	0 .46	(0 .01)	–	(0 .01)	9 .35
2010	7.85	0 .04	1 .07	1 .11	(0 .06)	–	(0 .06)	8 .90
2009	7.10	0 .06	0 .73	0 .79	(0 .04)	–	(0 .04)	7 .85
2008	12 .27	0 .04	(4 .15)	(4 .11)	(0 .02)	(1 .04)	(1 .06)	7 .10
2007	11 .25	0 .03	1 .59	1 .62	(0 .03)	(0 .57)	(0 .60)	12 .27
R-3 shares
2011	8.94	0 .06	0 .41	0 .47	(0 .03)	–	(0 .03)	9 .38
2010	7.88	0 .05	1 .08	1 .13	(0 .07)	–	(0 .07)	8 .94
2009	7.15	0 .08	0 .72	0 .80	(0 .07)	–	(0 .07)	7 .88
2008	12 .34	0 .06	(4 .17)	(4 .11)	(0 .04)	(1 .04)	(1 .08)	7 .15
2007	11 .32	0 .05	1 .59	1 .64	(0 .05)	(0 .57)	(0 .62)	12 .34
R-4 shares
2011	9.00	0 .08	0 .42	0 .50	(0 .05)	–	(0 .05)	9 .45
2010	7.93	0 .07	1 .08	1 .15	(0 .08)	–	(0 .08)	9 .00
2009	7.20	0 .09	0 .73	0 .82	(0 .09)	–	(0 .09)	7 .93
2008	12 .42	0 .08	(4 .20)	(4 .12)	(0 .06)	(1 .04)	(1 .10)	7 .20
2007	11 .39	0 .07	1 .61	1 .68	(0 .08)	(0 .57)	(0 .65)	12 .42
R-5 shares
2011	8.99	0 .09	0 .41	0 .50	(0 .05)	–	(0 .05)	9 .44
2010	7.92	0 .08	1 .08	1 .16	(0 .09)	–	(0 .09)	8 .99
2009	7.19	0 .10	0 .72	0 .82	(0 .09)	–	(0 .09)	7 .92
2008	12 .40	0 .09	(4 .19)	(4 .10)	(0 .07)	(1 .04)	(1 .11)	7 .19
2007	11 .37	0 .08	1 .61	1 .69	(0 .09)	(0 .57)	(0 .66)	12 .40

See accompanying notes

504

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of		Expenses to	Investment Income
	Period (in	Ratio of Expenses to	Average Net	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

5.50%(c)	$95,870	1.17%	1 .33%	0 .73%	43 .7%
14.25 (c)	99,281	1.28	1 .36	0 .64	36 .2
11.37 (c)	94,397	1.33	1 .39	1 .10	79 .8
(36.15) (c)	93,445	1.28	–	0 .68	60 .0
15.10 (c)	160,166	1.35	–	0 .35	53 .2

5.84	817,773	0.74 (d)	–	1 .14	43 .7
15.02	538,314	0.76 (d)	–	1 .15	36 .2
12.05	479,632	0.77 (d)	–	1 .64	79 .8
(35.86)	431,434	0.75	–	1 .21	60 .0
15.83	706,735	0.74	–	0 .98	53 .2

5.03	2,976	1.61 (d)	–	0 .29	43 .7
13.97	3,297	1.62 (d)	–	0 .30	36 .2
11.10	3,337	1.63 (d)	–	0 .75	79 .8
(36.43)	2,511	1.63	–	0 .32	60 .0
14.81	3,426	1.62	–	0 .08	53 .2

5.12	8,374	1.48 (d)	–	0 .43	43 .7
14.12	14,969	1.49 (d)	–	0 .43	36 .2
11.27	15,413	1.50 (d)	–	0 .91	79 .8
(36.39)	13,952	1.50	–	0 .46	60 .0
15.01	30,709	1.49	–	0 .24	53 .2

5.22	21,931	1.30 (d)	–	0 .60	43 .7
14.41	25,154	1.31 (d)	–	0 .60	36 .2
11.43	21,135	1.32 (d)	–	1 .12	79 .8
(36.23)	21,349	1.32	–	0 .63	60 .0
15.12	29,848	1.31	–	0 .43	53 .2

5.52	14,417	1.11 (d)	–	0 .79	43 .7
14.56	13,836	1.12 (d)	–	0 .80	36 .2
11.63	13,463	1.13 (d)	–	1 .27	79 .8
(36.11)	11,356	1.13	–	0 .84	60 .0
15.34	17,260	1.12	–	0 .57	53 .2

5.59	21,778	0.99 (d)	–	0 .90	43 .7
14.75	21,473	1.00 (d)	–	0 .92	36 .2
11.68	25,707	1.01 (d)	–	1 .40	79 .8
(36.00)	24,446	1.01	–	0 .95	60 .0
15.52	55,239	1.00	–	0 .71	53 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

505

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions			Total
	Value,	Investment and Unrealized Total From from Net				from	Tax Return Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment Realized				of Capital	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distribution Distributions of Period
LARGECAP GROWTH FUND
Class J shares
2011	$7 .21	($0 .02)	$0 .34	$0 .32	$–	$–	$–	$–	$7 .53
2010	5.98	(0 .04)	1 .27	1 .23	–	–	–	–	7.21
2009	5.81	(0 .03)	0 .20	0 .17	–	–	–	–	5.98
2008	9.53	(0 .01)	(3 .54)	(3 .55)	–	(0 .15)	(0 .02)	(0 .17)	5 .81
2007	7.46	(0 .01)	2 .18	2 .17	–	(0 .10)	–	(0 .10)	9 .53
Institutional shares
2011	7.69	0.02	0 .36	0 .38	–	–	–	–	8.07
2010	6.35	–	1.34	1.34	–	–	–	–	7.69
2009	6.13	0.01	0 .22	0 .23	(0 .01)	–	–	(0 .01)	6 .35
2008	10 .02	0 .05	(3 .73)	(3 .68)	(0 .04)	(0 .15)	(0 .02)	(0 .21)	6 .13
2007	7.83	0.04	2 .31	2 .35	(0 .06)	(0 .10)	–	(0 .16)	10 .02
R-1 shares
2011	7.42	(0 .05)	0 .35	0 .30	–	–	–	–	7.72
2010	6.17	(0 .06)	1 .31	1 .25	–	–	–	–	7.42
2009	6.00	(0 .04)	0 .21	0 .17	–	–	–	–	6.17
2008	9.85	(0 .03)	(3 .65)	(3 .68)	–	(0 .15)	(0 .02)	(0 .17)	6 .00
2007	7.71	(0 .03)	2 .27	2 .24	–	(0 .10)	–	(0 .10)	9 .85
R-2 shares
2011	7.46	(0 .04)	0 .35	0 .31	–	–	–	–	7.77
2010	6.20	(0 .05)	1 .31	1 .26	–	–	–	–	7.46
2009	6.03	(0 .03)	0 .20	0 .17	–	–	–	–	6.20
2008	9.88	(0 .02)	(3 .66)	(3 .68)	–	(0 .15)	(0 .02)	(0 .17)	6 .03
2007	7.72	(0 .02)	2 .28	2 .26	–	(0 .10)	–	(0 .10)	9 .88
R-3 shares
2011	7.92	(0 .03)	0 .37	0 .34	–	–	–	–	8.26
2010	6.52	(0 .04)	1 .44	1 .40	–	–	–	–	7.92
2009	6.32	(0 .02)	0 .22	0 .20	–	–	–	–	6.52
2008	10 .34	–	(3 .85)	(3 .85)	–	(0 .15)	(0 .02)	(0 .17)	6 .32
2007	8.07	–	2 .38	2 .38	(0 .01)	(0 .10)	–	(0 .11)	10 .34
R-4 shares
2011	7.83	(0 .01)	0 .37	0 .36	–	–	–	–	8.19
2010	6.48	(0 .02)	1 .37	1 .35	–	–	–	–	7.83
2009	6.28	(0 .01)	0 .21	0 .20	–	–	–	–	6.48
2008	10 .25	0 .01	(3 .81)	(3 .80)	–	(0 .15)	(0 .02)	(0 .17)	6 .28
2007	8.01	0.01	2 .35	2 .36	(0 .02)	(0 .10)	–	(0 .12)	10 .25
R-5 shares
2011	7.75	–	0.36	0.36	–	–	–	–	8.11
2010	6.41	(0 .01)	1 .35	1 .34	–	–	–	–	7.75
2009	6.20	–	0.21	0.21	–	–	–	–	6.41
2008	10 .12	0 .03	(3 .76)	(3 .73)	(0 .02)	(0 .15)	(0 .02)	(0 .19)	6 .20
2007	7.91	0.02	2 .32	2 .34	(0 .03)	(0 .10)	–	(0 .13)	10 .12

See accompanying notes

506

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

4.44%(c)	$42,949	1.14%	1 .28%	(0 .26)%	64 .8%
20.57 (c)	45,092	1.26	1 .33	(0 .56)	65 .5
2.93 (c)	39,852	1.41	1 .46	(0 .51)	86 .5
(37.92) (c)	38,641	1.33	–	(0 .16)	88 .8
29.41 (c)	52,055	1.31	–	(0 .18)	113 .1 (d)

4.94	1,699,349	0.65	–	0 .23	64 .8
21.12	1,680,577	0.65	–	0 .04	65 .5
3.79	1,673,544	0.65	–	0 .24	86 .5
(37.49)	1,531,200	0.62	–	0 .58	88 .8
30.46	3,509,320	0.60	–	0 .42	113 .1 (d)

4.04	15,012	1.52	–	(0 .64)	64 .8
20.26	17,427	1.52	–	(0 .82)	65 .5
2.83	10,130	1.53	–	(0 .65)	86 .5
(38.01)	9,129	1.50	–	(0 .34)	88 .8
29.37	12,562	1.47	–	(0 .36)	113 .1 (d)

4.16	9,353	1.39	–	(0 .51)	64 .8
20.32	17,137	1.39	–	(0 .69)	65 .5
2.82	16,407	1.40	–	(0 .50)	86 .5
(37.89)	15,819	1.37	–	(0 .20)	88 .8
29.59	24,502	1.34	–	(0 .21)	113 .1 (d)

4.29	38,490	1.21	–	(0 .33)	64 .8
21.47 (e)	52,360	1.21	–	(0 .52)	65 .5
3.16	56,773	1.22	–	(0 .34)	86 .5
(37.85)	48,883	1.19	–	(0 .03)	88 .8
29.79	59,749	1.16	–	(0 .05)	113 .1 (d)

4.60	22,675	1.02	–	(0 .13)	64 .8
20.83	30,517	1.02	–	(0 .33)	65 .5
3.18	35,761	1.03	–	(0 .13)	86 .5
(37.67)	28,378	1.00	–	0 .14	88 .8
29.90	25,974	0.97	–	0 .15	113 .1 (d)

4.65	124,763	0.90	–	(0 .02)	64 .8
20.90	130,991	0.90	–	(0 .20)	65 .5
3.39	74,628	0.91	–	(0 .02)	86 .5
(37.58)	66,974	0.88	–	0 .29	88 .8
30.07	96,875	0.86	–	0 .24	113 .1 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
(e)	In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

507

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment Realized				and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
LARGECAP GROWTH FUND I
Class J shares
2011	$7 .84	($0 .03)	$0 .74	$0 .71	$–	$–	$–	$8 .55
2010	6.40	(0 .04)	1 .48	1 .44	–	–	–	7.84
2009	5.00	(0 .03)	1 .43	1 .40	–	–	–	6.40
2008	8.88	(0 .05)	(3 .43)	(3 .48)	–	(0 .40)	(0 .40)	5 .00
2007	7.79	(0 .04)	1 .50	1 .46	–	(0 .37)	(0 .37)	8 .88
Institutional shares
2011	8.66	0 .02	0 .81	0 .83	(0 .01)	–	(0 .01)	9 .48
2010	7.02	0 .01	1 .64	1 .65	(0 .01)	–	(0 .01)	8 .66
2009	5.45	0 .01	1 .56	1 .57	–	–	–	7.02
2008	9.59	–	(3 .73)	(3 .73)	(0 .01)	(0 .40)	(0 .41)	5 .45
2007	8.36	0 .02	1 .62	1 .64	(0 .04)	(0 .37)	(0 .41)	9 .59
R-1 shares
2011	8.25	(0 .06)	0 .78	0 .72	–	–	–	8.97
2010	6.75	(0 .05)	1 .55	1 .50	–	–	–	8.25
2009	5.28	(0 .04)	1 .51	1 .47	–	–	–	6.75
2008	9.38	(0 .07)	(3 .63)	(3 .70)	–	(0 .40)	(0 .40)	5 .28
2007	8.22	(0 .05)	1 .58	1 .53	–	(0 .37)	(0 .37)	9 .38
R-2 shares
2011	8.07	(0 .05)	0 .76	0 .71	–	–	–	8.78
2010	6.59	(0 .04)	1 .52	1 .48	–	–	–	8.07
2009	5.15	(0 .03)	1 .47	1 .44	–	–	–	6.59
2008	9.15	(0 .06)	(3 .54)	(3 .60)	–	(0 .40)	(0 .40)	5 .15
2007	8.02	(0 .04)	1 .54	1 .50	–	(0 .37)	(0 .37)	9 .15
R-3 shares
2011	8.38	(0 .04)	0 .79	0 .75	–	–	–	9.13
2010	6.82	(0 .03)	1 .59	1 .56	–	–	–	8.38
2009	5.33	(0 .02)	1 .51	1 .49	–	–	–	6.82
2008	9.43	(0 .04)	(3 .66)	(3 .70)	–	(0 .40)	(0 .40)	5 .33
2007	8.24	(0 .02)	1 .58	1 .56	–	(0 .37)	(0 .37)	9 .43
R-4 shares
2011	8.38	(0 .02)	0 .79	0 .77	–	–	–	9.15
2010	6.82	(0 .02)	1 .58	1 .56	–	–	–	8.38
2009	5.31	(0 .01)	1 .52	1 .51	–	–	–	6.82
2008	9.39	(0 .03)	(3 .65)	(3 .68)	–	(0 .40)	(0 .40)	5 .31
2007	8.19	(0 .01)	1 .59	1 .58	(0 .01)	(0 .37)	(0 .38)	9 .39
R-5 shares
2011	8.51	(0 .01)	0 .81	0 .80	–	–	–	9.31
2010	6.91	(0 .01)	1 .61	1 .60	–	–	–	8.51
2009	5.38	(0 .01)	1 .54	1 .53	–	–	–	6.91
2008	9.50	(0 .02)	(3 .70)	(3 .72)	–	(0 .40)	(0 .40)	5 .38
2007	8.28	–	1 .61	1 .61	(0 .02)	(0 .37)	(0 .39)	9 .50

See accompanying notes

508

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of		Expenses to	Investment Income	Portfolio
	Period (in	Ratio of Expenses to	Average Net	to Average Net	Turnover
Total Return	thousands)	Average Net Assets	Assets(b)	Assets	Rate

9.06%(c)	$62,281	1.14%	1 .30%	(0 .36)%	52 .0%
22.50 (c)	53,357	1.36	1 .47	(0 .56)	49 .8
28.00 (c)	42,118	1.52	1 .58	(0 .62)	98 .9
(40.88) (c)	28,875	1.42	–	(0 .68)	64 .5
19.46 (c)	52,111	1.47	–	(0 .47)	47 .7

9.60	3,025,782	0.61 (d)	–	0 .18	52 .0
23.44	2,685,536	0.64	0 .69	0 .15	49 .8
28.83	1,514,796	0.73 (d)	–	0 .17	98 .9
(40.50)	1,089,367	0.73	–	0 .00	64 .5
20.38	1,668,453	0.73	–	0 .26	47 .7

8.73	3,664	1.49 (d)	–	(0 .71)	52 .0
22.22	2,882	1.52	1 .57	(0 .73)	49 .8
27.84	1,717	1.61 (d)	–	(0 .71)	98 .9
(41.05)	1,049	1.61	–	(0 .88)	64 .5
19.29	1,480	1.61	–	(0 .62)	47 .7

8.80	9,498	1.36 (d)	–	(0 .58)	52 .0
22.46	7,759	1.39	1 .44	(0 .60)	49 .8
27.96	9,273	1.48 (d)	–	(0 .58)	98 .9
(40.99)	7,234	1.48	–	(0 .75)	64 .5
19.41	18,098	1.48	–	(0 .45)	47 .7

8.95	59,494	1.18 (d)	–	(0 .40)	52 .0
22.87	31,002	1.21	1 .26	(0 .42)	49 .8
27.95	13,590	1.30 (d)	–	(0 .40)	98 .9
(40.83)	13,763	1.30	–	(0 .56)	64 .5
19.62	26,373	1.30	–	(0 .26)	47 .7

9.19	29,668	0.99 (d)	–	(0 .23)	52 .0
22.87	12,655	1.02	1 .07	(0 .22)	49 .8
28.44	4,213	1.11 (d)	–	(0 .20)	98 .9
(40.78)	3,767	1.11	–	(0 .38)	64 .5
19.97	6,315	1.11	–	(0 .11)	47 .7

9.40	117,302	0.87 (d)	–	(0 .09)	52 .0
23.15	65,597	0.90	0 .95	(0 .12)	49 .8
28.44	16,770	0.99 (d)	–	(0 .09)	98 .9
(40.73)	14,195	0.99	–	(0 .26)	64 .5
20.14	34,416	0.99	–	0 .02	47 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

509

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
LARGECAP GROWTH FUND II
Class J shares
2011	$7 .13	$0 .01	$0 .55	$0 .56	($0 .03)	($0 .04)	($0 .07)	$7 .62
2010	6.22	–	0 .91	0 .91	–	–	–	7.13
2009	5.48	(0 .01)	0 .75	0 .74	–	–	–	6.22
2008	9.30	(0 .03)	(2 .86)	(2 .89)	–	(0 .93)	(0 .93)	5 .48
2007	8.43	(0 .05)	1 .65	1 .60	–	(0 .73)	(0 .73)	9 .30
Institutional shares
2011	7.85	0 .05	0 .60	0 .65	(0 .07)	(0 .04)	(0 .11)	8 .39
2010	6.83	0 .05	1 .00	1 .05	(0 .03)	–	(0 .03)	7 .85
2009	6.01	0 .03	0 .83	0 .86	(0 .04)	–	(0 .04)	6 .83
2008	10 .05	0 .02	(3 .13)	(3 .11)	–	(0 .93)	(0 .93)	6 .01
2007	8.99	0 .02	1 .78	1 .80	(0 .01)	(0 .73)	(0 .74)	10 .05
R-1 shares
2011	7.52	(0 .02)	0 .58	0 .56	–	(0 .04)	(0 .04)	8 .04
2010	6.58	(0 .02)	0 .96	0 .94	–	–	–	7.52
2009	5.80	(0 .02)	0 .80	0 .78	–	–	–	6.58
2008	9.81	(0 .05)	(3 .03)	(3 .08)	–	(0 .93)	(0 .93)	5 .80
2007	8.86	(0 .07)	1 .75	1 .68	–	(0 .73)	(0 .73)	9 .81
R-2 shares
2011	7.31	(0 .01)	0 .56	0 .55	(0 .01)	(0 .04)	(0 .05)	7 .81
2010	6.38	(0 .01)	0 .94	0 .93	–	–	–	7.31
2009	5.62	(0 .01)	0 .77	0 .76	–	–	–	6.38
2008	9.52	(0 .04)	(2 .93)	(2 .97)	–	(0 .93)	(0 .93)	5 .62
2007	8.61	(0 .05)	1 .69	1 .64	–	(0 .73)	(0 .73)	9 .52
R-3 shares
2011	7.45	–	0 .57	0 .57	(0 .03)	(0 .04)	(0 .07)	7 .95
2010	6.49	–	0 .96	0 .96	–	–	–	7.45
2009	5.71	–	0 .78	0 .78	–	–	–	6.49
2008	9.65	(0 .03)	(2 .98)	(3 .01)	–	(0 .93)	(0 .93)	5 .71
2007	8.69	(0 .03)	1 .72	1 .69	–	(0 .73)	(0 .73)	9 .65
R-4 shares
2011	7.61	0 .02	0 .58	0 .60	(0 .04)	(0 .04)	(0 .08)	8 .13
2010	6.63	0 .02	0 .97	0 .99	(0 .01)	–	(0 .01)	7 .61
2009	5.81	0 .01	0 .81	0 .82	–	–	–	6.63
2008	9.79	(0 .01)	(3 .04)	(3 .05)	–	(0 .93)	(0 .93)	5 .81
2007	8.80	(0 .02)	1 .74	1 .72	–	(0 .73)	(0 .73)	9 .79
R-5 shares
2011	7.67	0 .03	0 .59	0 .62	(0 .05)	(0 .04)	(0 .09)	8 .20
2010	6.68	0 .03	0 .98	1 .01	(0 .02)	–	(0 .02)	7 .67
2009	5.87	0 .02	0 .81	0 .83	(0 .02)	–	(0 .02)	6 .68
2008	9.86	–	(3 .06)	(3 .06)	–	(0 .93)	(0 .93)	5 .87
2007	8.85	(0 .01)	1 .75	1 .74	–	(0 .73)	(0 .73)	9 .86

See accompanying notes.

510

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

7.84%(c)	$27,044	1.44%	1 .60%	0 .10%	73 .7%
14.63 (c)	26,662	1.57	1 .65	(0 .03)	70 .8
13.50 (c)	23,413	1.73	1 .78	(0 .24)	140 .0
(34.44) (c)	19,225	1.59	–	(0 .41)	132 .4
20.52 (c)	30,363	1.75	–	(0 .59)	138 .3 (d)

8.32	1,019,620	0 .93 (e)	–	0 .62	73 .7
15.38	1,291,759	0 .92 (e)	–	0 .62	70 .8
14.40	1,499,432	0 .93 (e)	–	0 .56	140 .0
(34.03)	1,330,829	0.94	–	0 .22	132 .4
21.56	750,044	0.99	–	0 .19	138 .3 (d)

7.46	1,316	1 .81 (e)	–	(0 .25)	73 .7
14.29	1,473	1 .80 (e)	–	(0 .26)	70 .8
13.45	1,472	1 .81 (e)	–	(0 .34)	140 .0
(34.60)	889	1.82	–	(0 .65)	132 .4
20.42	1,727	1.87	–	(0 .73)	138 .3 (d)

7.54	5,215	1 .68 (e)	–	(0 .11)	73 .7
14.58	7,359	1 .67 (e)	–	(0 .13)	70 .8
13.52	7,619	1 .68 (e)	–	(0 .18)	140 .0
(34.50)	7,131	1.69	–	(0 .50)	132 .4
20.55	14,150	1.74	–	(0 .56)	138 .3 (d)

7.65	9,751	1 .50 (e)	–	0 .03	73 .7
14.79	8,490	1 .49 (e)	–	0 .05	70 .8
13.66	9,327	1 .50 (e)	–	(0 .02)	140 .0
(34.43)	5,857	1.51	–	(0 .32)	132 .4
20.96	9,884	1.56	–	(0 .39)	138 .3 (d)

7.95	7,458	1 .31 (e)	–	0 .25	73 .7
14.95	9,396	1 .30 (e)	–	0 .24	70 .8
14.11	6,499	1 .31 (e)	–	0 .19	140 .0
(34.34)	6,937	1.32	–	(0 .11)	132 .4
21.06	22,117	1.37	–	(0 .20)	138 .3 (d)

8.13	15,637	1 .19 (e)	–	0 .38	73 .7
15.07	24,655	1 .18 (e)	–	0 .36	70 .8
14.13	17,233	1 .19 (e)	–	0 .30	140 .0
(34.19)	16,528	1.20	–	(0 .03)	132 .4
21.17	24,856	1.25	–	(0 .08)	138 .3 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.
(e)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

511

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP S&P 500 INDEX FUND
Class J shares
2011	$8 .27	$0.12	$0 .50	$0 .62	($0 .08)	$–	($0 .08)	$8 .81
2010	7.24	0 .11	1 .02	1 .13	(0 .10)	–	(0 .10)	8 .27
2009	6.79	0 .11	0 .47	0 .58	(0 .13)	–	(0 .13)	7 .24
2008	10 .95	0 .14	(4 .05)	(3 .91)	(0 .13)	(0 .12)	(0 .25)	6 .79
2007	9.76	0 .13	1 .19	1 .32	(0 .10)	(0 .03)	(0 .13)	10 .95
Institutional shares
2011	8.35	0 .16	0 .50	0 .66	(0 .12)	–	(0 .12)	8 .89
2010	7.31	0 .15	1 .03	1 .18	(0 .14)	–	(0 .14)	8 .35
2009	6.87	0 .14	0 .48	0 .62	(0 .18)	–	(0 .18)	7 .31
2008	11 .08	0 .19	(4 .09)	(3 .90)	(0 .19)	(0 .12)	(0 .31)	6 .87
2007	9.88	0 .19	1 .21	1 .40	(0 .17)	(0 .03)	(0 .20)	11 .08
R-1 shares
2011	8.31	0 .08	0 .50	0 .58	(0 .06)	–	(0 .06)	8 .83
2010	7.29	0 .08	1 .03	1 .11	(0 .09)	–	(0 .09)	8 .31
2009	6.81	0 .09	0 .49	0 .58	(0 .10)	–	(0 .10)	7 .29
2008	10 .99	0 .11	(4 .07)	(3 .96)	(0 .10)	(0 .12)	(0 .22)	6 .81
2007	9.80	0 .10	1 .20	1 .30	(0 .08)	(0 .03)	(0 .11)	10 .99
R-2 shares
2011	8.34	0 .10	0 .49	0 .59	(0 .05)	–	(0 .05)	8 .88
2010	7.31	0 .09	1 .03	1 .12	(0 .09)	–	(0 .09)	8 .34
2009	6.84	0 .10	0 .48	0 .58	(0 .11)	–	(0 .11)	7 .31
2008	11 .03	0 .12	(4 .08)	(3 .96)	(0 .11)	(0 .12)	(0 .23)	6 .84
2007	9.84	0 .11	1 .20	1 .31	(0 .09)	(0 .03)	(0 .12)	11 .03
R-3 shares
2011	8.35	0 .11	0 .50	0 .61	(0 .07)	–	(0 .07)	8 .89
2010	7.32	0 .11	1 .03	1 .14	(0 .11)	–	(0 .11)	8 .35
2009	6.85	0 .11	0 .49	0 .60	(0 .13)	–	(0 .13)	7 .32
2008	11 .06	0 .14	(4 .10)	(3 .96)	(0 .13)	(0 .12)	(0 .25)	6 .85
2007	9.86	0 .13	1 .21	1 .34	(0 .11)	(0 .03)	(0 .14)	11 .06
R-4 shares
2011	8.38	0 .13	0 .50	0 .63	(0 .09)	–	(0 .09)	8 .92
2010	7.34	0 .12	1 .04	1 .16	(0 .12)	–	(0 .12)	8 .38
2009	6.89	0 .12	0 .48	0 .60	(0 .15)	–	(0 .15)	7 .34
2008	11 .11	0 .15	(4 .10)	(3 .95)	(0 .15)	(0 .12)	(0 .27)	6 .89
2007	9.91	0 .15	1 .21	1 .36	(0 .13)	(0 .03)	(0 .16)	11 .11
R-5 shares
2011	8.44	0 .14	0 .50	0 .64	(0 .10)	–	(0 .10)	8 .98
2010	7.39	0 .13	1 .05	1 .18	(0 .13)	–	(0 .13)	8 .44
2009	6.93	0 .13	0 .49	0 .62	(0 .16)	–	(0 .16)	7 .39
2008	11 .17	0 .17	(4 .13)	(3 .96)	(0 .16)	(0 .12)	(0 .28)	6 .93
2007	9.96	0 .17	1 .21	1 .38	(0 .14)	(0 .03)	(0 .17)	11 .17

See accompanying notes.

512

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

7.49%(c)	$323,928	0.58%	0 .72%	1 .41%	4 .3%
15.74 (c)	317,882	0.69	0 .76	1 .36	8 .0
8.95 (c)	260,397	0.76	0 .81	1 .72	7 .6
(36.51) (c)	247,433	0.69	–	1.54	8.2
13.73 (c)	423,409	0.75	–	1.24	5.6

7.89	1,292,005	0.17	0 .17	1 .82	4 .3
16.27	1,343,467	0.18	0 .18	1 .87	8 .0
9.53	136,579	0.19	0 .25	2 .26	7 .6
(36.15)	112,221	0.16	–	2.05	8.2
14.42	87,900	0.15	–	1.79	5.6

6.94	16,169	1.04	–	0.95	4.3
15.32	16,843	1.04	–	1.02	8.0
8.71	12,677	1.04	–	1.35	7.6
(36.75)	7,825	1.04	–	1.19	8.2
13.43	13,456	1.03	–	0.94	5.6

7.05	36,188	0.91	–	1.09	4.3
15.47	47,540	0.91	–	1.15	8.0
8.82	47,447	0.91	–	1.55	7.6
(36.62)	41,405	0.91	–	1.32	8.2
13.52	70,976	0.90	–	1.10	5.6

7.31	127,726	0.73	–	1.26	4.3
15.61	115,162	0.73	–	1.34	8.0
9.13	136,863	0.73	–	1.72	7.6
(36.59)	118,216	0.73	–	1.49	8.2
13.80	181,330	0.72	–	1.27	5.6

7.51	120,723	0.54	–	1.45	4.3
15.88	106,514	0.54	–	1.51	8.0
9.18	83,855	0.54	–	1.90	7.6
(36.39)	67,528	0.54	–	1.67	8.2
13.94	63,469	0.53	–	1.45	5.6

7.58	224,128	0.42	–	1.57	4.3
16.03	190,814	0.42	–	1.63	8.0
9.31	173,787	0.42	–	2.02	7.6
(36.30)	139,495	0.42	–	1.81	8.2
14.11	250,112	0.41	–	1.59	5.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

513

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP VALUE FUND
Class J shares
2011	$8 .68	$0.09	$0 .49	$0 .58	($0 .07)	$–	($0 .07)	$9 .19
2010	7.74	0 .08	0 .97	1 .05	(0 .11)	–	(0 .11)	8 .68
2009	7.83	0 .13	(0 .07)	0 .06	(0 .15)	–	(0 .15)	7 .74
2008	13 .37	0 .17	(4 .53)	(4 .36)	(0 .14)	(1 .04)	(1 .18)	7 .83
2007	12 .94	0 .16	0 .99	1 .15	(0 .12)	(0 .60)	(0 .72)	13 .37
Institutional shares
2011	8.81	0 .14	0 .49	0 .63	(0 .12)	–	(0 .12)	9 .32
2010	7.85	0 .13	0 .99	1 .12	(0 .16)	–	(0 .16)	8 .81
2009	7.95	0 .17	(0 .06)	0 .11	(0 .21)	–	(0 .21)	7 .85
2008	13 .56	0 .24	(4 .59)	(4 .35)	(0 .22)	(1 .04)	(1 .26)	7 .95
2007	13 .13	0 .25	1 .01	1 .26	(0 .23)	(0 .60)	(0 .83)	13 .56
R-1 shares
2011	8.72	0 .05	0 .50	0 .55	(0 .04)	–	(0 .04)	9 .23
2010	7.79	0 .06	0 .99	1 .05	(0 .12)	–	(0 .12)	8 .72
2009	7.88	0 .11	(0 .07)	0 .04	(0 .13)	–	(0 .13)	7 .79
2008	13 .44	0 .15	(4 .55)	(4 .40)	(0 .12)	(1 .04)	(1 .16)	7 .88
2007	13 .02	0 .13	1 .00	1 .13	(0 .11)	(0 .60)	(0 .71)	13 .44
R-2 shares
2011	8.74	0 .07	0 .49	0 .56	(0 .05)	–	(0 .05)	9 .25
2010	7.80	0 .07	0 .98	1 .05	(0 .11)	–	(0 .11)	8 .74
2009	7.88	0 .12	(0 .06)	0 .06	(0 .14)	–	(0 .14)	7 .80
2008	13 .45	0 .17	(4 .57)	(4 .40)	(0 .13)	(1 .04)	(1 .17)	7 .88
2007	13 .03	0 .16	0 .99	1 .15	(0 .13)	(0 .60)	(0 .73)	13 .45
R-3 shares
2011	8.72	0 .08	0 .49	0 .57	(0 .03)	–	(0 .03)	9 .26
2010	7.78	0 .09	0 .98	1 .07	(0 .13)	–	(0 .13)	8 .72
2009	7.87	0 .12	(0 .05)	0 .07	(0 .16)	–	(0 .16)	7 .78
2008	13 .44	0 .18	(4 .56)	(4 .38)	(0 .15)	(1 .04)	(1 .19)	7 .87
2007	13 .02	0 .17	1 .00	1 .17	(0 .15)	(0 .60)	(0 .75)	13 .44
R-4 shares
2011	8.74	0 .10	0 .49	0 .59	(0 .09)	–	(0 .09)	9 .24
2010	7.79	0 .10	0 .99	1 .09	(0 .14)	–	(0 .14)	8 .74
2009	7.89	0 .15	(0 .07)	0 .08	(0 .18)	–	(0 .18)	7 .79
2008	13 .46	0 .20	(4 .56)	(4 .36)	(0 .17)	(1 .04)	(1 .21)	7 .89
2007	13 .04	0 .20	1 .00	1 .20	(0 .18)	(0 .60)	(0 .78)	13 .46
R-5 shares
2011	8.81	0 .11	0 .51	0 .62	(0 .11)	–	(0 .11)	9 .32
2010	7.85	0 .12	0 .98	1 .10	(0 .14)	–	(0 .14)	8 .81
2009	7.95	0 .15	(0 .06)	0 .09	(0 .19)	–	(0 .19)	7 .85
2008	13 .55	0 .22	(4 .59)	(4 .37)	(0 .19)	(1 .04)	(1 .23)	7 .95
2007	13 .12	0 .21	1 .01	1 .22	(0 .19)	(0 .60)	(0 .79)	13 .55

See accompanying notes.

514

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

6.72%(c)	$45,068	0.98%	1 .12%	0 .91%	130 .9%
13.67 (c)	41,563	1.08	1 .15	0 .98	192 .9
0.93 (c)	37,302	1.19	1 .24	1 .80	170 .2
(35.55) (c)	38,836	1.09	–	1 .66	132 .1
9.32 (c)	60,957	1.11	–	1 .22	100 .3

7.21	1,274,154	0.45	–	1 .45	130 .9
14.45	950,085	0.46	–	1 .54	192 .9
1.69	571,990	0.47	–	2 .45	170 .2
(35.15)	392,068	0.45	–	2 .29	132 .1
10.04	467,050	0.44	–	1 .88	100 .3

6.32	1,191	1.31	–	0 .57	130 .9
13.51	1,300	1.32	–	0 .75	192 .9
0.70	1,420	1.33	–	1 .49	170 .2
(35.65)	647	1.33	–	1 .40	132 .1
9.04	1,010	1.32	–	1 .00	100 .3

6.45	2,131	1.18	–	0 .70	130 .9
13.56	3,191	1.19	–	0 .87	192 .9
0.94	3,025	1.20	–	1 .62	170 .2
(35.63)	1,735	1.20	–	1 .58	132 .1
9.18	3,608	1.19	–	1 .18	100 .3

6.59	2,700	1.00	–	0 .89	130 .9
13.86	3,466	1.01	–	1 .13	192 .9
1.10	5,783	1.02	–	1 .74	170 .2
(35.53)	1,969	1.02	–	1 .73	132 .1
9.39	3,258	1.01	–	1 .32	100 .3

6.80	2,275	0.81	–	1 .06	130 .9
14.09	2,289	0.82	–	1 .24	192 .9
1.23	2,009	0.83	–	2 .04	170 .2
(35.36)	1,438	0.83	–	1 .91	132 .1
9.60	1,928	0.82	–	1 .49	100 .3

6.99	4,363	0.69	–	1 .19	130 .9
14.16	5,627	0.70	–	1 .38	192 .9
1.31	7,054	0.71	–	2 .09	170 .2
(35.26)	3,015	0.71	–	2 .06	132 .1
9.75	9,482	0.70	–	1 .62	100 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

515

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
LARGECAP VALUE FUND I
Institutional shares
2011	$10 .07	$0.16	$0 .37	$0 .53	($0 .15)	$–	($0 .15)	$10.45
2010	9.12	0 .12	0 .96	1 .08	(0 .13)	–	(0 .13)	10 .07
2009	8.77	0 .15	0 .39	0 .54	(0 .19)	–	(0 .19)	9 .12
2008	15.02	0 .22	(5 .95)	(5 .73)	(0 .19)	(0 .33)	(0 .52)	8 .77
2007	13.77	0 .20	1 .46	1 .66	(0 .13)	(0 .28)	(0 .41)	15 .02
R-1 shares
2011	10.00	0 .06	0 .37	0 .43	(0 .06)	–	(0 .06)	10 .37
2010	9.08	0 .04	0 .95	0 .99	(0 .07)	–	(0 .07)	10 .00
2009	8.70	0 .08	0 .39	0 .47	(0 .09)	–	(0 .09)	9 .08
2008	14.90	0 .12	(5 .92)	(5 .80)	(0 .07)	(0 .33)	(0 .40)	8 .70
2007	13.65	0 .07	1 .46	1 .53	–	(0 .28)	(0 .28)	14 .90
R-2 shares
2011	9.98	0 .08	0 .37	0 .45	(0 .04)	–	(0 .04)	10 .39
2010	9.04	0 .06	0 .94	1 .00	(0 .06)	–	(0 .06)	9 .98
2009	8.68	0 .09	0 .38	0 .47	(0 .11)	–	(0 .11)	9 .04
2008	14.86	0 .13	(5 .90)	(5 .77)	(0 .08)	(0 .33)	(0 .41)	8 .68
2007	13.62	0 .09	1 .45	1 .54	(0 .02)	(0 .28)	(0 .30)	14 .86
R-3 shares
2011	10.00	0 .09	0 .38	0 .47	(0 .08)	–	(0 .08)	10 .39
2010	9.07	0 .07	0 .95	1 .02	(0 .09)	–	(0 .09)	10 .00
2009	8.71	0 .10	0 .39	0 .49	(0 .13)	–	(0 .13)	9 .07
2008	14.91	0 .15	(5 .91)	(5 .76)	(0 .11)	(0 .33)	(0 .44)	8 .71
2007	13.66	0 .12	1 .46	1 .58	(0 .05)	(0 .28)	(0 .33)	14 .91
R-4 shares
2011	10.01	0 .12	0 .37	0 .49	(0 .11)	–	(0 .11)	10 .39
2010	9.08	0 .09	0 .94	1 .03	(0 .10)	–	(0 .10)	10 .01
2009	8.73	0 .11	0 .40	0 .51	(0 .16)	–	(0 .16)	9 .08
2008	14.95	0 .17	(5 .93)	(5 .76)	(0 .13)	(0 .33)	(0 .46)	8 .73
2007	13.69	0 .14	1 .47	1 .61	(0 .07)	(0 .28)	(0 .35)	14 .95
R-5 shares
2011	10.05	0 .13	0 .38	0 .51	(0 .12)	–	(0 .12)	10 .44
2010	9.10	0 .10	0 .95	1 .05	(0 .10)	–	(0 .10)	10 .05
2009	8.74	0 .12	0 .40	0 .52	(0 .16)	–	(0 .16)	9 .10
2008	14.98	0 .19	(5 .95)	(5 .76)	(0 .15)	(0 .33)	(0 .48)	8 .74
2007	13.72	0 .16	1 .47	1 .63	(0 .09)	(0 .28)	(0 .37)	14 .98

See accompanying notes.

516

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
			Investment
			Income to	Portfolio
	Net Assets, End of	Ratio of Expenses to	Average Net	Turnover
Total Return	Period (in thousands)	Average Net Assets	Assets	Rate

5.21%	$1,975,267	0.76%(b)	1 .47%	95 .4%
11.89	2,235,141	0.77 (b)	1 .28	73 .6
6.56	1,245,238	0.79 (b)	1 .82	114 .5
(39.42)	874,193	0.79	1 .82	52 .1
12.33	1,003,450	0.79	1 .37	35 .8

4.24	4,025	1.64 (b)	0 .58	95 .4
10.89	5,335	1.64 (b)	0 .41	73 .6
5.59	4,784	1.66 (b)	0 .93	114 .5
(39.94)	3,370	1.67	0 .95	52 .1
11.45	5,520	1.67	0 .52	35 .8

4.53	2,158	1.51 (b)	0 .72	95 .4
11.04	4,021	1.51 (b)	0 .58	73 .6
5.64	5,336	1.53 (b)	1 .12	114 .5
(39.83)	4,848	1.54	1 .08	52 .1
11.54	6,886	1.54	0 .64	35 .8

4.65	3,168	1.33 (b)	0 .89	95 .4
11.27	5,526	1.33 (b)	0 .73	73 .6
5.85	5,509	1.35 (b)	1 .27	114 .5
(39.72)	4,422	1.36	1 .25	52 .1
11.79	7,005	1.36	0 .82	35 .8

4.86	3,400	1.14 (b)	1 .09	95 .4
11.38	4,096	1.14 (b)	0 .91	73 .6
6.11	3,486	1.16 (b)	1 .41	114 .5
(39.64)	2,386	1.17	1 .46	52 .1
12.05	2,571	1.17	0 .98	35 .8

5.06	2,399	1.02 (b)	1 .20	95 .4
11.60	6,332	1.02 (b)	1 .08	73 .6
6.29	9,613	1.04 (b)	1 .51	114 .5
(39.62)	5,745	1.05	1 .58	52 .1
12.15	9,406	1.05	1 .13	35 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

517

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP VALUE FUND III
Class J shares
2011	$9 .56	$0.09	$0 .17	$0 .26	($0 .09)	$–	($0 .09)	$9 .73
2010	8.55	0 .07	1 .04	1 .11	(0 .10)	–	(0 .10)	9 .56
2009	8.36	0 .11	0 .24	0 .35	(0 .16)	–	(0 .16)	8 .55
2008	15 .67	0 .23	(6 .40)	(6 .17)	(0 .20)	(0 .94)	(1 .14)	8 .36
2007	15 .38	0 .18	0 .96	1 .14	(0 .14)	(0 .71)	(0 .85)	15 .67
Institutional shares
2011	9.70	0 .15	0 .16	0 .31	(0 .15)	–	(0 .15)	9 .86
2010	8.67	0 .13	1 .05	1 .18	(0 .15)	–	(0 .15)	9 .70
2009	8.49	0 .16	0 .24	0 .40	(0 .22)	–	(0 .22)	8 .67
2008	15 .91	0 .29	(6 .48)	(6 .19)	(0 .29)	(0 .94)	(1 .23)	8 .49
2007	15 .61	0 .29	0 .97	1 .26	(0 .25)	(0 .71)	(0 .96)	15 .91
R-1 shares
2011	9.63	0 .05	0 .17	0 .22	(0 .06)	–	(0 .06)	9 .79
2010	8.61	0 .05	1 .05	1 .10	(0 .08)	–	(0 .08)	9 .63
2009	8.40	0 .09	0 .24	0 .33	(0 .12)	–	(0 .12)	8 .61
2008	15 .75	0 .19	(6 .43)	(6 .24)	(0 .17)	(0 .94)	(1 .11)	8 .40
2007	15 .46	0 .14	0 .97	1 .11	(0 .11)	(0 .71)	(0 .82)	15 .75
R-2 shares
2011	9.59	0 .07	0 .17	0 .24	(0 .07)	–	(0 .07)	9 .76
2010	8.58	0 .06	1 .04	1 .10	(0 .09)	–	(0 .09)	9 .59
2009	8.35	0 .10	0 .25	0 .35	(0 .12)	–	(0 .12)	8 .58
2008	15 .66	0 .21	(6 .40)	(6 .19)	(0 .18)	(0 .94)	(1 .12)	8 .35
2007	15 .38	0 .17	0 .95	1 .12	(0 .13)	(0 .71)	(0 .84)	15 .66
R-3 shares
2011	9.93	0 .09	0 .18	0 .27	(0 .07)	–	(0 .07)	10 .13
2010	8.86	0 .08	1 .07	1 .15	(0 .08)	–	(0 .08)	9 .93
2009	8.64	0 .12	0 .25	0 .37	(0 .15)	–	(0 .15)	8 .86
2008	16 .16	0 .24	(6 .62)	(6 .38)	(0 .20)	(0 .94)	(1 .14)	8 .64
2007	15 .84	0 .20	0 .98	1 .18	(0 .15)	(0 .71)	(0 .86)	16 .16
R-4 shares
2011	9.66	0 .11	0 .16	0 .27	(0 .11)	–	(0 .11)	9 .82
2010	8.63	0 .09	1 .05	1 .14	(0 .11)	–	(0 .11)	9 .66
2009	8.43	0 .13	0 .24	0 .37	(0 .17)	–	(0 .17)	8 .63
2008	15 .80	0 .26	(6 .46)	(6 .20)	(0 .23)	(0 .94)	(1 .17)	8 .43
2007	15 .51	0 .22	0 .97	1 .19	(0 .19)	(0 .71)	(0 .90)	15 .80
R-5 shares
2011	9.71	0 .12	0 .16	0 .28	(0 .12)	–	(0 .12)	9 .87
2010	8.68	0 .10	1 .05	1 .15	(0 .12)	–	(0 .12)	9 .71
2009	8.47	0 .14	0 .25	0 .39	(0 .18)	–	(0 .18)	8 .68
2008	15 .88	0 .27	(6 .49)	(6 .22)	(0 .25)	(0 .94)	(1 .19)	8 .47
2007	15 .58	0 .24	0 .98	1 .22	(0 .21)	(0 .71)	(0 .92)	15 .88

See accompanying notes.

518

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
			Ratio of Gross	Investment
	Net Assets, End of		Expenses to	Income to
	Period (in	Ratio of Expenses to	Average Net	Average Net	Portfolio
Total Return	thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

2.71%(c)	$64,254	1.27%	1 .42%	0 .92%	70 .9%
13.04 (c)	67,982	1.38	1 .45	0 .78	80 .6
4.39 (c)	64,656	1.43	1 .48	1 .41	98 .7
(42.26) (c)	66,714	1.34	–	1 .89	55 .3
7.62 (c)	132,320	1.40	–	1 .16	29 .2

3.16	1,056,201	0.78 (d)	–	1 .42	70 .9
13.73	1,601,614	0.77 (d)	–	1 .39	80 .6
5.12	1,688,856	0.78 (d)	–	2 .04	98 .7
(41.96)	1,592,265	0.77	–	2 .44	55 .3
8.33	2,156,908	0.76	–	1 .82	29 .2

2.22	2,821	1.66 (d)	–	0 .53	70 .9
12.79	4,179	1.65 (d)	–	0 .50	80 .6
4.17	4,470	1.66 (d)	–	1 .19	98 .7
(42.45)	4,834	1.65	–	1 .57	55 .3
7.36	8,782	1.64	–	0 .90	29 .2

2.43	9,411	1.53 (d)	–	0 .67	70 .9
12.83	15,933	1.52 (d)	–	0 .64	80 .6
4.36	19,786	1.53 (d)	–	1 .35	98 .7
(42.36)	25,923	1.52	–	1 .72	55 .3
7.48	63,577	1.51	–	1 .07	29 .2

2.67	13,446	1.35 (d)	–	0 .85	70 .9
13.05	23,390	1.34 (d)	–	0 .83	80 .6
4.48	34,970	1.35 (d)	–	1 .55	98 .7
(42.26)	60,137	1.34	–	1 .90	55 .3
7.69	139,292	1.33	–	1 .24	29 .2

2.74	10,525	1.16 (d)	–	1 .04	70 .9
13.32	13,028	1.15 (d)	–	1 .02	80 .6
4.71	20,289	1.16 (d)	–	1 .70	98 .7
(42.16)	23,519	1.15	–	2 .12	55 .3
7.90	59,964	1.14	–	1 .40	29 .2

2.86	10,476	1.04 (d)	–	1 .15	70 .9
13.38	22,321	1.03 (d)	–	1 .13	80 .6
4.92	32,818	1.04 (d)	–	1 .81	98 .7
(42.13)	47,854	1.03	–	2 .21	55 .3
8.06	136,082	1.02	–	1 .54	29 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

519

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP BLEND FUND
Class J shares
2011	$12 .63	$0 .01	$1 .58	$1 .59	($0 .13)	($0 .49)	($0 .62)	$13.60
2010	10.13	0 .08	2 .45	2 .53	(0 .03)	–	(0 .03)	12 .63
2009	9.28	–	1.37	1.37	–	(0 .52)	(0 .52)	10 .13
2008	15.60	(0 .03)	(4 .81)	(4 .84)	–	(1 .48)	(1 .48)	9 .28
2007	14.58	(0 .03)	2 .47	2 .44	–	(1 .42)	(1 .42)	15 .60
Institutional shares
2011	13.18	0 .07	1 .65	1 .72	(0 .19)	(0 .49)	(0 .68)	14 .22
2010	10.56	0 .15	2 .56	2 .71	(0 .09)	–	(0 .09)	13 .18
2009	9.59	0 .06	1 .43	1 .49	–	(0 .52)	(0 .52)	10 .56
2008	15.99	0 .04	(4 .96)	(4 .92)	–	(1 .48)	(1 .48)	9 .59
2007	14.92	0 .04	2 .53	2 .57	(0 .08)	(1 .42)	(1 .50)	15 .99
R-1 shares
2011	12.65	(0 .04)	1 .58	1 .54	(0 .08)	(0 .49)	(0 .57)	13 .62
2010	10.17	0 .05	2 .45	2 .50	(0 .02)	–	(0 .02)	12 .65
2009	9.34	(0 .03)	1 .38	1 .35	–	(0 .52)	(0 .52)	10 .17
2008	15.73	(0 .07)	(4 .84)	(4 .91)	–	(1 .48)	(1 .48)	9 .34
2007	14.73	(0 .07)	2 .49	2 .42	–	(1 .42)	(1 .42)	15 .73
R-2 shares
2011	12.71	(0 .03)	1 .59	1 .56	(0 .12)	(0 .49)	(0 .61)	13 .66
2010	10.21	0 .07	2 .46	2 .53	(0 .03)	–	(0 .03)	12 .71
2009	9.36	(0 .02)	1 .39	1 .37	–	(0 .52)	(0 .52)	10 .21
2008	15.74	(0 .05)	(4 .85)	(4 .90)	–	(1 .48)	(1 .48)	9 .36
2007	14.71	(0 .05)	2 .50	2 .45	–	(1 .42)	(1 .42)	15 .74
R-3 shares
2011	12.93	–	1 .61	1 .61	(0 .14)	(0 .49)	(0 .63)	13 .91
2010	10.38	0 .08	2 .51	2 .59	(0 .04)	–	(0 .04)	12 .93
2009	9.48	–	1.42	1.42	–	(0 .52)	(0 .52)	10 .38
2008	15.91	(0 .03)	(4 .92)	(4 .95)	–	(1 .48)	(1 .48)	9 .48
2007	14.83	(0 .03)	2 .53	2 .50	–	(1 .42)	(1 .42)	15 .91
R-4 shares
2011	13.21	0 .02	1 .66	1 .68	(0 .17)	(0 .49)	(0 .66)	14 .23
2010	10.59	0 .10	2 .57	2 .67	(0 .05)	–	(0 .05)	13 .21
2009	9.65	0 .02	1 .44	1 .46	–	(0 .52)	(0 .52)	10 .59
2008	16.13	–	(5 .00)	(5 .00)	–	(1 .48)	(1 .48)	9 .65
2007	15.02	–	2 .56	2 .56	(0 .03)	(1 .42)	(1 .45)	16 .13
R-5 shares
2011	13.09	0 .04	1 .65	1 .69	(0 .17)	(0 .49)	(0 .66)	14 .12
2010	10.50	0 .11	2 .55	2 .66	(0 .07)	–	(0 .07)	13 .09
2009	9.56	0 .03	1 .43	1 .46	–	(0 .52)	(0 .52)	10 .50
2008	15.98	0 .02	(4 .96)	(4 .94)	–	(1 .48)	(1 .48)	9 .56
2007	14.90	0 .02	2 .52	2 .54	(0 .04)	(1 .42)	(1 .46)	15 .98

See accompanying notes.

520

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

12.97%(c)	$194,970	1.10%	1 .25%	0 .08%	33 .2%
25.02 (c)	174,254	1.22	1 .29	0 .70	26 .7
16.33 (c)	143,192	1.30	1 .35	(0 .06)	12 .9
(34.09) (c)	128,240	1.22	–	(0 .21)	26 .8
18.00 (c)	212,869	1.28	–	(0 .23)	30 .6

13.48	580,128	0.65	0 .65	0 .53	33 .2
25.78	392,309	0.66	0 .66	1 .22	26 .7
17.09	423,084	0.69	0 .70	0 .60	12 .9
(33.73)	28,740	0.65	–	0 .30	26 .8
18.64	1,378	0.64	–	0 .23	30 .6

12.57	1,985	1.51	–	(0 .32)	33 .2
24.64	2,261	1.52	–	0 .40	26 .7
15.99	1,879	1.53	–	(0 .33)	12 .9
(34.27)	954	1.53	–	(0 .53)	26 .8
17.66	1,323	1.52	–	(0 .49)	30 .6

12.66	8,697	1.38	–	(0 .21)	33 .2
24.81	5,421	1.39	–	0 .56	26 .7
16.18	4,048	1.40	–	(0 .19)	12 .9
(34.18)	2,552	1.40	–	(0 .40)	26 .8
17.90	3,312	1.39	–	(0 .34)	30 .6

12.85	20,680	1.20	–	(0 .03)	33 .2
25.01	18,958	1.21	–	0 .72	26 .7
16.51	11,000	1.22	–	(0 .01)	12 .9
(34.12)	7,650	1.22	–	(0 .21)	26 .8
18.12	10,101	1.21	–	(0 .17)	30 .6

13.08	44,862	1.01	–	0 .16	33 .2
25.32	9,201	1.02	–	0 .86	26 .7
16.65	8,038	1.03	–	0 .19	12 .9
(33.95)	4,998	1.03	–	(0 .03)	26 .8
18.29	6,618	1.02	–	0 .03	30 .6

13.34	50,417	0.89	–	0 .28	33 .2
25.42	36,636	0.90	–	0 .96	26 .7
16.82	15,132	0.91	–	0 .31	12 .9
(33.89)	10,606	0.91	–	0 .12	26 .8
18.39	26,379	0.90	–	0 .15	30 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

521

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Realized			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
MIDCAP GROWTH FUND
Class J shares
2011	$6 .49	($0 .06)	$0 .72	$0 .66	$–	$–	$7.15	10 .17%(c)
2010	5.12	(0 .05)	1 .42	1 .37	–	–	6.49	26 .76 (c)
2009	5.04	(0 .05)	0 .13	0 .08	–	–	5 .12	1 .59 (c)
2008	8.33	(0 .05)	(2 .67)	(2 .72)	(0 .57)	(0 .57)	5.04	(35 .11) (c)
2007	6.32	(0 .06)	2 .07	2 .01	–	–	8.33	31 .80 (c)
Institutional shares
2011	7.10	(0 .03)	0 .79	0 .76	–	–	7 .86	10 .70
2010	5.56	(0 .02)	1 .56	1 .54	–	–	7 .10	27 .72
2009	5.43	(0 .01)	0 .14	0 .13	–	–	5 .56	2 .39
2008	8.87	–	(2 .87)	(2 .87)	(0 .57)	(0 .57)	5 .43	(34 .65)
2007	6.68	–	2.19	2.19	–	–	8 .87	32 .78
R-1 shares
2011	6.73	(0 .09)	0 .74	0 .65	–	–	7 .38	9 .66
2010	5.31	(0 .07)	1 .49	1 .42	–	–	6 .73	26 .74
2009	5.24	(0 .06)	0 .13	0 .07	–	–	5 .31	1 .34
2008	8.64	(0 .06)	(2 .77)	(2 .83)	(0 .57)	(0 .57)	5.24	(35 .13)
2007	6.56	(0 .07)	2 .15	2 .08	–	–	8 .64	31 .71
R-2 shares
2011	6.92	(0 .08)	0 .77	0 .69	–	–	7 .61	9 .97
2010	5.46	(0 .06)	1 .52	1 .46	–	–	6 .92	26 .74
2009	5.38	(0 .05)	0 .13	0 .08	–	–	5 .46	1 .49
2008	8.84	(0 .06)	(2 .83)	(2 .89)	(0 .57)	(0 .57)	5.38	(35 .01)
2007	6.71	(0 .06)	2 .19	2 .13	–	–	8 .84	31 .74
R-3 shares
2011	7.07	(0 .07)	0 .78	0 .71	–	–	7 .78	10 .04
2010	5.57	(0 .05)	1 .55	1 .50	–	–	7 .07	26 .93
2009	5.47	(0 .05)	0 .15	0 .10	–	–	5 .57	1 .83
2008	8.96	(0 .04)	(2 .88)	(2 .92)	(0 .57)	(0 .57)	5.47	(34 .86)
2007	6.79	(0 .05)	2 .22	2 .17	–	–	8 .96	31 .96
R-4 shares
2011	7.19	(0 .05)	0 .79	0 .74	–	–	7 .93	10 .29
2010	5.65	(0 .04)	1 .58	1 .54	–	–	7 .19	27 .26
2009	5.54	(0 .03)	0 .14	0 .11	–	–	5 .65	1 .99
2008	9.07	(0 .03)	(2 .93)	(2 .96)	(0 .57)	(0 .57)	5.54	(34 .88)
2007	6.85	(0 .03)	2 .25	2 .22	–	–	9 .07	32 .41
R-5 shares
2011	7.29	(0 .05)	0 .81	0 .76	–	–	8 .05	10 .43
2010	5.72	(0 .04)	1 .61	1 .57	–	–	7 .29	27 .45
2009	5.60	(0 .03)	0 .15	0 .12	–	–	5 .72	2 .14
2008	9.15	(0 .02)	(2 .96)	(2 .98)	(0 .57)	(0 .57)	5.60	(34 .79)
2007	6.91	(0 .03)	2 .27	2 .24	–	–	9 .15	32 .42

See accompanying notes.

522

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

Ratio of Gross
Net Assets, End of	Ratio of Expenses	Expenses to	Ratio of Net
Period (in	to Average Net	Average Net	Investment Income to	Portfolio
thousands)	Assets	Assets(b)	Average Net Assets Turnover Rate

$24,203	1.21%	1.35%	(0 .83)%	155 .1%
22,826	1.35	1.42	(0 .91)	214 .7
19,435	1.49	1.54	(1 .08)	227 .2
20,448	1.42	–	(0 .72)	161 .7
28,144	1.44	–	(0 .85)	153 .9

53,210	0.70	0.73	(0 .32)	155 .1
34,798	0.70	0.75	(0 .25)	214 .7
34,450	0.70	0.77	(0 .29)	227 .2
19,287	0.71	–	(0 .01)	161 .7
9,799	0.65	–	(0 .05)	153 .9

1,441	1.55	–	(1 .18)	155 .1
1,158	1.56	–	(1 .12)	214 .7
1,109	1.55	–	(1 .15)	227 .2
658	1.59	–	(0 .88)	161 .7
272	1.53	–	(0 .95)	153 .9

3,331	1.42	–	(1 .04)	155 .1
3,152	1.43	–	(0 .99)	214 .7
2,390	1.42	–	(1 .02)	227 .2
625	1.46	–	(0 .74)	161 .7
731	1.40	–	(0 .81)	153 .9

6,698	1.24	–	(0 .86)	155 .1
7,430	1.25	–	(0 .75)	214 .7
10,722	1.24	–	(0 .86)	227 .2
1,699	1.28	–	(0 .57)	161 .7
1,582	1.22	–	(0 .61)	153 .9

9,194	1.05	–	(0 .67)	155 .1
8,584	1.06	–	(0 .62)	214 .7
6,889	1.05	–	(0 .64)	227 .2
4,010	1.09	–	(0 .40)	161 .7
428	1.03	–	(0 .44)	153 .9

33,603	0.93	–	(0 .55)	155 .1
33,306	0.94	–	(0 .55)	214 .7
8,446	0.93	–	(0 .52)	227 .2
2,561	0.97	–	(0 .24)	161 .7
4,651	0.91	–	(0 .34)	153 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

523

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Realized			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
MIDCAP GROWTH FUND III
Class J shares
2011	$8 .82	($0 .06)	$0 .95	$0 .89	$–	$–	$9.71	10 .09%(c)
2010	6.90	(0 .07)	1 .99	1 .92	–	–	8.82	27 .83 (c)
2009	5.94	(0 .06)	1 .02	0 .96	–	–	6.90	16 .16 (c)
2008	11 .50	(0 .09)	(4 .70)	(4 .79)	(0 .77)	(0 .77)	5 .94	(44 .57) (c)
2007	9.08	(0 .11)	2 .81	2 .70	(0 .28)	(0 .28)	11.50	30 .49 (c)
Institutional shares
2011	9.57	(0 .01)	1 .03	1 .02	–	–	10 .59	10 .66
2010	7.44	(0 .01)	2 .14	2 .13	–	–	9 .57	28 .63
2009	6.37	(0 .01)	1 .08	1 .07	–	–	7 .44	16 .80
2008	12 .21	(0 .03)	(5 .04)	(5 .07)	(0 .77)	(0 .77)	6 .37	(44 .26)
2007	9.56	(0 .04)	2 .97	2 .93	(0 .28)	(0 .28)	12.21	31 .39
R-1 shares
2011	9.07	(0 .10)	0 .98	0 .88	–	–	9 .95	9 .70
2010	7.11	(0 .08)	2 .04	1 .96	–	–	9 .07	27 .57
2009	6.13	(0 .07)	1 .05	0 .98	–	–	7 .11	15 .99
2008	11 .88	(0 .11)	(4 .87)	(4 .98)	(0 .77)	(0 .77)	6 .13	(44 .75)
2007	9.39	(0 .13)	2 .90	2 .77	(0 .28)	(0 .28)	11.88	30 .22
R-2 shares
2011	9.21	(0 .08)	0 .98	0 .90	–	–	10 .11	9 .77
2010	7.21	(0 .07)	2 .07	2 .00	–	–	9 .21	27 .74
2009	6.21	(0 .06)	1 .06	1 .00	–	–	7 .21	16 .10
2008	12 .01	(0 .10)	(4 .93)	(5 .03)	(0 .77)	(0 .77)	6 .21	(44 .68)
2007	9.47	(0 .12)	2 .94	2 .82	(0 .28)	(0 .28)	12.01	30 .50
R-3 shares
2011	9.53	(0 .07)	1 .02	0 .95	–	–	10 .48	9 .97
2010	7.45	(0 .06)	2 .14	2 .08	–	–	9 .53	27 .92
2009	6.41	(0 .05)	1 .09	1 .04	–	–	7 .45	16 .22
2008	12 .35	(0 .09)	(5 .08)	(5 .17)	(0 .77)	(0 .77)	6 .41	(44 .58)
2007	9.72	(0 .10)	3 .01	2 .91	(0 .28)	(0 .28)	12.35	30 .65
R-4 shares
2011	9.57	(0 .05)	1 .03	0 .98	–	–	10 .55	10 .24
2010	7.47	(0 .04)	2 .14	2 .10	–	–	9 .57	28 .11
2009	6.42	(0 .03)	1 .08	1 .05	–	–	7 .47	16 .36
2008	12 .34	(0 .07)	(5 .08)	(5 .15)	(0 .77)	(0 .77)	6 .42	(44 .45)
2007	9.69	(0 .09)	3 .02	2 .93	(0 .28)	(0 .28)	12.34	30 .96
R-5 shares
2011	9.73	(0 .04)	1 .05	1 .01	–	–	10 .74	10 .38
2010	7.58	(0 .04)	2 .19	2 .15	–	–	9 .73	28 .36
2009	6.51	(0 .03)	1 .10	1 .07	–	–	7 .58	16 .44
2008	12 .49	(0 .06)	(5 .15)	(5 .21)	(0 .77)	(0 .77)	6 .51	(44 .39)
2007	9.79	(0 .07)	3 .05	2 .98	(0 .28)	(0 .28)	12.49	31 .16

See accompanying notes.

524

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Gross
		Expenses to	Ratio of Net
Net Assets, End of	Ratio of Expenses to	Average Net	Investment Income to	Portfolio
Period (in thousands)	Average Net Assets	Assets(b)	Average Net Assets	Turnover Rate

$32,439	1.45%	1.62%	(0 .58)%	107 .8%
30,949	1.65	1.74	(0 .83)	98 .1
24,700	1.78	1.84	(0 .95)	126 .2
20,178	1.67	–	(0 .99)	167 .3
38,498	1.72	–	(1 .13)	144 .9

1,340,389	0.95 (d)	–	(0 .08)	107 .8
1,206,656	0.96 (d)	–	(0 .14)	98 .1
1,000,791	0.98 (d)	–	(0 .16)	126 .2
423,812	1.00	–	(0 .32)	167 .3
536,957	1.00	–	(0 .42)	144 .9

4,645	1.83 (d)	–	(0 .94)	107 .8
5,095	1.84 (d)	–	(1 .01)	98 .1
4,498	1.86 (d)	–	(1 .04)	126 .2
775	1.88	–	(1 .21)	167 .3
871	1.88	–	(1 .30)	144 .9

7,782	1.70 (d)	–	(0 .77)	107 .8
11,680	1.71 (d)	–	(0 .88)	98 .1
10,939	1.73 (d)	–	(0 .90)	126 .2
7,120	1.75	–	(1 .06)	167 .3
14,941	1.75	–	(1 .16)	144 .9

32,650	1.52 (d)	–	(0 .64)	107 .8
38,227	1.53 (d)	–	(0 .70)	98 .1
31,998	1.55 (d)	–	(0 .72)	126 .2
23,848	1.57	–	(0 .89)	167 .3
32,810	1.57	–	(0 .98)	144 .9

33,364	1.33 (d)	–	(0 .45)	107 .8
32,907	1.34 (d)	–	(0 .51)	98 .1
27,501	1.36 (d)	–	(0 .53)	126 .2
17,117	1.38	–	(0 .70)	167 .3
27,327	1.38	–	(0 .80)	144 .9

35,709	1.21 (d)	–	(0 .34)	107 .8
22,341	1.22 (d)	–	(0 .41)	98 .1
14,817	1.24 (d)	–	(0 .41)	126 .2
9,461	1.26	–	(0 .57)	167 .3
20,495	1.26	–	(0 .67)	144 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

525

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP S&P 400 INDEX FUND
Class J shares
2011	$12 .79	$0.08	$0 .92	$1 .00	($0 .06)	($0 .13)	($0 .19)	$13.60
2010	10.17	0 .07	2 .62	2 .69	(0 .07)	–	(0 .07)	12 .79
2009	9.41	0 .06	1 .34	1 .40	(0 .09)	(0 .55)	(0 .64)	10 .17
2008	16.02	0 .11	(5 .62)	(5 .51)	(0 .09)	(1 .01)	(1 .10)	9 .41
2007	14.32	0 .11	2 .13	2 .24	(0 .07)	(0 .47)	(0 .54)	16 .02
Institutional shares
2011	13.04	0 .14	0 .95	1 .09	(0 .13)	(0 .13)	(0 .26)	13 .87
2010	10.36	0 .14	2 .67	2 .81	(0 .13)	–	(0 .13)	13 .04
2009	9.59	0 .13	1 .35	1 .48	(0 .16)	(0 .55)	(0 .71)	10 .36
2008	16.31	0 .19	(5 .72)	(5 .53)	(0 .18)	(1 .01)	(1 .19)	9 .59
2007	14.59	0 .20	2 .18	2 .38	(0 .19)	(0 .47)	(0 .66)	16 .31
R-1 shares
2011	12.94	0 .03	0 .93	0 .96	(0 .03)	(0 .13)	(0 .16)	13 .74
2010	10.31	0 .04	2 .65	2 .69	(0 .06)	–	(0 .06)	12 .94
2009	9.50	0 .05	1 .37	1 .42	(0 .06)	(0 .55)	(0 .61)	10 .31
2008	16.18	0 .07	(5 .68)	(5 .61)	(0 .06)	(1 .01)	(1 .07)	9 .50
2007	14.47	0 .07	2 .16	2 .23	(0 .05)	(0 .47)	(0 .52)	16 .18
R-2 shares
2011	13.16	0 .05	0 .95	1 .00	(0 .04)	(0 .13)	(0 .17)	13 .99
2010	10.47	0 .06	2 .70	2 .76	(0 .07)	–	(0 .07)	13 .16
2009	9.64	0 .07	1 .38	1 .45	(0 .07)	(0 .55)	(0 .62)	10 .47
2008	16.39	0 .09	(5 .75)	(5 .66)	(0 .08)	(1 .01)	(1 .09)	9 .64
2007	14.66	0 .10	2 .17	2 .27	(0 .07)	(0 .47)	(0 .54)	16 .39
R-3 shares
2011	13.19	0 .07	0 .95	1 .02	(0 .07)	(0 .13)	(0 .20)	14 .01
2010	10.49	0 .08	2 .71	2 .79	(0 .09)	–	(0 .09)	13 .19
2009	9.68	0 .08	1 .38	1 .46	(0 .10)	(0 .55)	(0 .65)	10 .49
2008	16.45	0 .12	(5 .78)	(5 .66)	(0 .10)	(1 .01)	(1 .11)	9 .68
2007	14.71	0 .12	2 .19	2 .31	(0 .10)	(0 .47)	(0 .57)	16 .45
R-4 shares
2011	13.21	0 .10	0 .95	1 .05	(0 .09)	(0 .13)	(0 .22)	14 .04
2010	10.51	0 .10	2 .70	2 .80	(0 .10)	–	(0 .10)	13 .21
2009	9.70	0 .10	1 .39	1 .49	(0 .13)	(0 .55)	(0 .68)	10 .51
2008	16.49	0 .14	(5 .79)	(5 .65)	(0 .13)	(1 .01)	(1 .14)	9 .70
2007	14.74	0 .15	2 .20	2 .35	(0 .13)	(0 .47)	(0 .60)	16 .49
R-5 shares
2011	13.28	0 .12	0 .95	1 .07	(0 .10)	(0 .13)	(0 .23)	14 .12
2010	10.55	0 .12	2 .72	2 .84	(0 .11)	–	(0 .11)	13 .28
2009	9.74	0 .11	1 .38	1 .49	(0 .13)	(0 .55)	(0 .68)	10 .55
2008	16.55	0 .16	(5 .81)	(5 .65)	(0 .15)	(1 .01)	(1 .16)	9 .74
2007	14.79	0 .17	2 .21	2 .38	(0 .15)	(0 .47)	(0 .62)	16 .55

See accompanying notes.

526

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

7.81%(c)	$44,558	0 .66%	0 .80%	0 .56%	15 .8%
26.57 (c)	41,637	0 .82	0 .89	0 .59	17 .5
16.72 (c)	30,980	0 .93	0 .98	0 .72	32 .9
(36.80) (c)	24,690	0 .79	–	0 .79	33 .0
16.13 (c)	42,497	0 .83	–	0 .71	36 .1

8.35	177,993	0 .20	0 .26	1 .01	15 .8
27.35	90,574	0 .20	0 .35	1 .19	17 .5
17.57	50,551	0 .19	0 .42	1 .43	32 .9
(36.40)	32,043	0 .17	–	1 .41	33 .0
16.87	32,135	0 .15	–	1 .29	36 .1

7.43	9,042	1 .04	–	0 .18	15 .8
26.17	8,529	1 .05	–	0 .36	17 .5
16.71	6,267	1 .05	–	0 .56	32 .9
(37.01)	3,900	1 .05	–	0 .53	33 .0
15.86	5,940	1 .03	–	0 .43	36 .1

7.55	19,215	0 .91	–	0 .31	15 .8
26.43	22,947	0 .92	–	0 .49	17 .5
16.76	18,523	0 .92	–	0 .73	32 .9
(36.88)	15,114	0 .92	–	0 .67	33 .0
15.93	26,702	0 .90	–	0 .65	36 .1

7.68	61,273	0 .73	–	0 .49	15 .8
26.68	49,027	0 .74	–	0 .68	17 .5
16.94	39,053	0 .74	–	0 .90	32 .9
(36.75)	29,043	0 .74	–	0 .85	33 .0
16.17	44,430	0 .72	–	0 .80	36 .1

7.94	43,311	0 .54	–	0 .68	15 .8
26.82	37,573	0 .55	–	0 .86	17 .5
17.28	25,880	0 .55	–	1 .07	32 .9
(36.67)	16,573	0 .55	–	1 .04	33 .0
16.44	16,038	0 .53	–	0 .98	36 .1

8.08	93,033	0 .42	–	0 .80	15 .8
27.11	89,087	0 .43	–	0 .98	17 .5
17.28	74,072	0 .43	–	1 .18	32 .9
(36.58)	44,422	0 .43	–	1 .16	33 .0
16.59	68,439	0 .41	–	1 .11	36 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

527

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP VALUE FUND I
Class J shares
2011	$12 .06	$0 .03	$0 .45	$0 .48	($0 .07)	$–	($0 .07)	$12.47
2010	9.63	0 .07	2 .42	2 .49	(0 .06)	–	(0 .06)	12 .06
2009(d)	6.24	0 .01	3 .38	3 .39	–	–	–	9.63
Institutional shares
2011	12.17	0 .10	0 .45	0 .55	(0 .15)	–	(0 .15)	12 .57
2010	9.69	0 .14	2 .44	2 .58	(0 .10)	–	(0 .10)	12 .17
2009	8.56	0 .09	1 .16	1 .25	(0 .12)	–	(0 .12)	9 .69
2008	14.96	0 .13	(4 .84)	(4 .71)	(0 .10)	(1 .59)	(1 .69)	8 .56
2007	14.22	0 .11	1 .40	1 .51	(0 .09)	(0 .68)	(0 .77)	14 .96
R-1 shares
2011	11.94	(0 .02)	0 .45	0 .43	(0 .05)	–	(0 .05)	12 .32
2010	9.53	0 .05	2 .40	2 .45	(0 .04)	–	(0 .04)	11 .94
2009	8.40	0 .02	1 .15	1 .17	(0 .04)	–	(0 .04)	9 .53
2008	14.72	0 .02	(4 .75)	(4 .73)	–	(1 .59)	(1 .59)	8 .40
2007	14.04	(0 .02)	1 .38	1 .36	–	(0 .68)	(0 .68)	14 .72
R-2 shares
2011	11.94	–	0 .45	0 .45	(0 .05)	–	(0 .05)	12 .34
2010	9.54	0 .06	2 .39	2 .45	(0 .05)	–	(0 .05)	11 .94
2009	8.41	0 .03	1 .16	1 .19	(0 .06)	–	(0 .06)	9 .54
2008	14.73	0 .04	(4 .76)	(4 .72)	(0 .01)	(1 .59)	(1 .60)	8 .41
2007	14.03	–	1.38	1.38	–	(0 .68)	(0 .68)	14 .73
R-3 shares
2011	12.04	0 .02	0 .46	0 .48	(0 .09)	–	(0 .09)	12 .43
2010	9.61	0 .08	2 .41	2 .49	(0 .06)	–	(0 .06)	12 .04
2009	8.46	0 .04	1 .17	1 .21	(0 .06)	–	(0 .06)	9 .61
2008	14.82	0 .06	(4 .80)	(4 .74)	(0 .03)	(1 .59)	(1 .62)	8 .46
2007	14.09	0 .03	1 .39	1 .42	(0 .01)	(0 .68)	(0 .69)	14 .82
R-4 shares
2011	12.08	0 .05	0 .44	0 .49	(0 .11)	–	(0 .11)	12 .46
2010	9.63	0 .10	2 .42	2 .52	(0 .07)	–	(0 .07)	12 .08
2009	8.50	0 .06	1 .16	1 .22	(0 .09)	–	(0 .09)	9 .63
2008	14.86	0 .08	(4 .80)	(4 .72)	(0 .05)	(1 .59)	(1 .64)	8 .50
2007	14.13	0 .05	1 .39	1 .44	(0 .03)	(0 .68)	(0 .71)	14 .86
R-5 shares
2011	12.12	0 .06	0 .46	0 .52	(0 .12)	–	(0 .12)	12 .52
2010	9.66	0 .11	2 .43	2 .54	(0 .08)	–	(0 .08)	12 .12
2009	8.53	0 .07	1 .16	1 .23	(0 .10)	–	(0 .10)	9 .66
2008	14.91	0 .09	(4 .81)	(4 .72)	(0 .07)	(1 .59)	(1 .66)	8 .53
2007	14.17	0 .08	1 .39	1 .47	(0 .05)	(0 .68)	(0 .73)	14 .91

See accompanying notes.

528

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

3.99%(c)	$52,154	1.48%	1 .64%	0 .23%	80 .3%
25.96 (c)	55,107	1.64	1 .73	0 .64	83 .6
54.33 (c),(e)	46,250	1.66 (f)	1 .89 (f)	0 .21 (f)	95 .7 (f)

4.49	1,256,845	0.98 (g)	–	0 .73	80 .3
26.78	1,269,331	0.98 (g)	–	1 .30	83 .6
15.00	1,010,989	1.00 (g)	–	1 .11	95 .7
(35.25)	624,473	1.00	–	1 .06	88 .9
10.95	942,226	0.99	–	0 .77	81 .8

3.59	5,985	1.85 (g)	–	(0 .14)	80 .3
25.75	7,222	1.85 (g)	–	0 .43	83 .6
14.02	5,741	1.86 (g)	–	0 .22	95 .7
(35.80)	3,050	1.88	–	0 .17	88 .9
9.94	4,008	1.87	–	(0 .12)	81 .8

3.79	15,380	1.72 (g)	–	0 .01	80 .3
25.77	19,875	1.72 (g)	–	0 .56	83 .6
14.29	15,242	1.73 (g)	–	0 .30	95 .7
(35.73)	5,188	1.75	–	0 .31	88 .9
10.09	6,485	1.74	–	0 .02	81 .8

3.95	39,064	1.54 (g)	–	0 .17	80 .3
26.02	34,752	1.54 (g)	–	0 .76	83 .6
14.48	34,211	1.55 (g)	–	0 .47	95 .7
(35.68)	11,990	1.57	–	0 .48	88 .9
10.32	18,303	1.56	–	0 .19	81 .8

4.04	28,916	1.35 (g)	–	0 .36	80 .3
26.32	28,066	1.35 (g)	–	0 .93	83 .6
14.59	19,074	1.36 (g)	–	0 .71	95 .7
(35.45)	9,391	1.38	–	0 .67	88 .9
10.51	8,738	1.37	–	0 .37	81 .8

4.26	40,902	1.23 (g)	–	0 .47	80 .3
26.44	31,022	1.23 (g)	–	1 .04	83 .6
14.67	27,117	1.24 (g)	–	0 .79	95 .7
(35.39)	10,966	1.26	–	0 .79	88 .9
10.69	15,984	1.25	–	0 .51	81 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

529

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP VALUE FUND III
Class J shares
2011	$11 .27	$0.12	$0 .71	$0 .83	($0 .13)	$–	($0 .13)	$11.97
2010	9.18	0 .11	2 .11	2 .22	(0 .13)	–	(0 .13)	11 .27
2009	8.28	0 .13	0 .90	1 .03	(0 .13)	–	(0 .13)	9 .18
2008	14.56	0 .12	(5 .19)	(5 .07)	(0 .07)	(1 .14)	(1 .21)	8 .28
2007	14.19	0 .07	1 .20	1 .27	(0 .08)	(0 .82)	(0 .90)	14 .56
Institutional shares
2011	11.85	0 .17	0 .76	0 .93	(0 .19)	–	(0 .19)	12 .59
2010	9.62	0 .17	2 .24	2 .41	(0 .18)	–	(0 .18)	11 .85
2009	8.68	0 .15	0 .99	1 .14	(0 .20)	–	(0 .20)	9 .62
2008	15.21	0 .19	(5 .43)	(5 .24)	(0 .15)	(1 .14)	(1 .29)	8 .68
2007	14.79	0 .17	1 .25	1 .42	(0 .18)	(0 .82)	(1 .00)	15 .21
R-1 shares
2011	11.34	0 .08	0 .70	0 .78	(0 .09)	–	(0 .09)	12 .03
2010	9.26	0 .08	2 .12	2 .20	(0 .12)	–	(0 .12)	11 .34
2009	8.33	0 .10	0 .93	1 .03	(0 .10)	–	(0 .10)	9 .26
2008	14.66	0 .09	(5 .24)	(5 .15)	(0 .04)	(1 .14)	(1 .18)	8 .33
2007	14.28	0 .03	1 .22	1 .25	(0 .05)	(0 .82)	(0 .87)	14 .66
R-2 shares
2011	11.42	0 .08	0 .72	0 .80	(0 .11)	–	(0 .11)	12 .11
2010	9.31	0 .09	2 .15	2 .24	(0 .13)	–	(0 .13)	11 .42
2009	8.38	0 .11	0 .93	1 .04	(0 .11)	–	(0 .11)	9 .31
2008	14.72	0 .10	(5 .25)	(5 .15)	(0 .05)	(1 .14)	(1 .19)	8 .38
2007	14.34	0 .05	1 .22	1 .27	(0 .07)	(0 .82)	(0 .89)	14 .72
R-3 shares
2011	11.39	0 .10	0 .72	0 .82	(0 .13)	–	(0 .13)	12 .08
2010	9.28	0 .11	2 .14	2 .25	(0 .14)	–	(0 .14)	11 .39
2009	8.36	0 .13	0 .92	1 .05	(0 .13)	–	(0 .13)	9 .28
2008	14.69	0 .12	(5 .23)	(5 .11)	(0 .08)	(1 .14)	(1 .22)	8 .36
2007	14.31	0 .08	1 .22	1 .30	(0 .10)	(0 .82)	(0 .92)	14 .69
R-4 shares
2011	11.29	0 .13	0 .71	0 .84	(0 .15)	–	(0 .15)	11 .98
2010	9.18	0 .13	2 .12	2 .25	(0 .14)	–	(0 .14)	11 .29
2009	8.28	0 .15	0 .91	1 .06	(0 .16)	–	(0 .16)	9 .18
2008	14.57	0 .14	(5 .19)	(5 .05)	(0 .10)	(1 .14)	(1 .24)	8 .28
2007	14.21	0 .11	1 .20	1 .31	(0 .13)	(0 .82)	(0 .95)	14 .57
R-5 shares
2011	11.36	0 .14	0 .71	0 .85	(0 .16)	–	(0 .16)	12 .05
2010	9.25	0 .15	2 .12	2 .27	(0 .16)	–	(0 .16)	11 .36
2009	8.36	0 .15	0 .92	1 .07	(0 .18)	–	(0 .18)	9 .25
2008	14.69	0 .15	(5 .22)	(5 .07)	(0 .12)	(1 .14)	(1 .26)	8 .36
2007	14.31	0 .12	1 .22	1 .34	(0 .14)	(0 .82)	(0 .96)	14 .69

See accompanying notes.

530

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of		Expenses to	Investment Income
	Period (in	Ratio of Expenses to	Average Net	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

7.37%(c)	$79,335	1.13%	1 .28%	0 .95%	86 .4%
24.36 (c)	82,140	1.24	1 .31	1 .05	92 .4
12.82 (c)	72,371	1.30	1 .35	1 .57	111 .4
(37.77) (c)	71,496	1.22	–	1 .05	86 .0
9.24 (c)	137,723	1.29	–	0 .48	99 .9

7.86	817	0.70	4 .18	1 .39	86 .4
25.32	183	0.70	10 .72	1 .58	92 .4
13.58	116	0.70	51 .56	1 .61	111 .4
(37.43)	6	0.68	–	1 .60	86 .0
9.97	10	0.65	–	1 .18	99 .9

6.88	332	1.55 (d)	–	0 .63	86 .4
23.90	520	1.56 (d)	–	0 .73	92 .4
12.67	435	1.55	–	1 .25	111 .4
(38.02)	273	1.56	–	0 .75	86 .0
9.03	277	1.53	–	0 .22	99 .9

6.97	981	1.42 (d)	–	0 .68	86 .4
24.22	1,455	1.43 (d)	–	0 .88	92 .4
12.64	1,325	1.42	–	1 .39	111 .4
(37.85)	970	1.43	–	0 .84	86 .0
9.12	1,602	1.40	–	0 .36	99 .9

7.23	1,834	1.24 (d)	–	0 .85	86 .4
24.38	1,758	1.25 (d)	–	1 .03	92 .4
12.88	1,244	1.24	–	1 .64	111 .4
(37.75)	1,317	1.25	–	1 .02	86 .0
9.37	2,365	1.22	–	0 .53	99 .9

7.46	1,049	1.05 (d)	–	1 .07	86 .4
24.66	1,252	1.06 (d)	–	1 .24	92 .4
13.17	1,368	1.05	–	1 .90	111 .4
(37.67)	1,719	1.06	–	1 .22	86 .0
9.50	2,358	1.03	–	0 .74	99 .9

7.52	5,595	0.93 (d)	–	1 .18	86 .4
24.74	6,425	0.94 (d)	–	1 .39	92 .4
13.22	9,344	0.93	–	1 .83	111 .4
(37.56)	5,430	0.94	–	1 .33	86 .0
9.71	5,367	0.91	–	0 .84	99 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

531

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net		Dividends	Total
	Value,	Investment	Total From	from Net	Dividends	Net Asset		Net Assets, End of
	Beginning Income Investment Investment				and	Value, End		Period (in
	of Period (Loss)(a) Operations			Income Distributions of Period			Total Return	thousands)
MONEY MARKET FUND
Class J shares
2011	$1 .00	$–	$–	$–	$–	$1 .00	0.00%(c)	$316,914
2010	1.00	–	–	–	–	1 .00	0.00 (c)	310,250
2009	1.00	–	–	–	–	1 .00	0.33 (c)	346,703
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .67 (c)	355,746
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .46 (c)	186,246
Institutional shares
2011	1.00	–	–	–	–	1 .00	0.00	263,071
2010	1.00	–	–	–	–	1 .00	0.00	202,082
2009	1 .00	0 .01	0 .01	(0 .01)	(0 .01)	1 .00	0 .59	231,887
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	3 .17	276,963
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	5 .09	216,988
R-1 shares
2011	1.00	–	–	–	–	1 .00	0.00	8,697
2010	1.00	–	–	–	–	1 .00	0.00	9,818
2009	1.00	–	–	–	–	1 .00	0.20	10,048
2008	1 .00	0 .02	0 .02	(0 .02)	(0 .02)	1 .00	2 .26	11,194
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .20	3,568
R-2 shares
2011	1.00	–	–	–	–	1 .00	0.00	21,196
2010	1.00	–	–	–	–	1 .00	0.00	25,705
2009	1.00	–	–	–	–	1 .00	0.24	24,008
2008	1 .00	0 .02	0 .02	(0 .02)	(0 .02)	1 .00	2 .40	32,085
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .32	14,987
R-3 shares
2011	1.00	–	–	–	–	1 .00	0.00	46,976
2010	1.00	–	–	–	–	1 .00	0.00	56,225
2009	1.00	–	–	–	–	1 .00	0.29	68,340
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .58	85,636
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .54	22,245
R-4 shares
2011	1.00	–	–	–	–	1 .00	0.00	24,168
2010	1.00	–	–	–	–	1 .00	0.00	22,874
2009	1.00	–	–	–	–	1 .00	0.36	26,260
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .78	30,868
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	4 .72	13,941
R-5 shares
2011	1.00	–	–	–	–	1 .00	0.00	90,762
2010	1.00	–	–	–	–	1 .00	0.00	135,169
2009	1.00	–	–	–	–	1 .00	0.41	148,260
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .90	158,425
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	4 .83	86,072

See accompanying notes.

532

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

	Ratio of Gross	Ratio of Net
	Expenses to	Investment Income
Ratio of Expenses to	Average Net	to Average Net
Average Net Assets	Assets(b)	Assets

0.28%	0.76%	0.00%
0.35	0.85	0.00
0.69	0.92	0.32
0.87	–	2.51
0.98	–	4.37

0.28	0.41	0.00
0.35	0.42	0.00
0.43	0.44	0.63
0.39	–	3.07
0.39	–	4.96

0.28	1.28	0.00
0.35	1.28	0.00
0.81	1.31	0.20
1.27	–	2.00
1.27	–	4.07

0.28	1.15	0.00
0.35	1.15	0.00
0.80	1.18	0.28
1.14	–	2.23
1.14	–	4.21

0.28	0.97	0.00
0.35	0.97	0.00
0.74	1.00	0.29
0.96	–	2.29
0.96	–	4.39

0.28	0.78	0.00
0.35	0.78	0.00
0.67	0.81	0.38
0.77	–	2.55
0.77	–	4.59

0.29	0.66	0.00
0.35	0.66	0.00
0.60	0.69	0.40
0.65	–	2.63
0.65	–	4.70

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

533

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2011	$37 .63	$0.47	$2 .21	$2 .68	($0 .57)	($1 .11)	($1 .68)	$38.63
2010	32.93	0 .67	4 .56	5 .23	(0 .31)	(0 .22)	(0 .53)	37 .63
2009	31.12	0 .32	3 .37	3 .69	(0 .36)	(1 .52)	(1 .88)	32 .93
2008	49.92	0 .39	(15 .60)	(15 .21)	(0 .38)	(3 .21)	(3 .59)	31 .12
2007	43.56	0 .46	7 .20	7 .66	(0 .31)	(0 .99)	(1 .30)	49 .92
R-1 shares
2011	37.42	0 .08	2 .24	2 .32	(0 .45)	(1 .11)	(1 .56)	38 .18
2010(b)	35.15	0 .05	2 .22	2 .27	–	–	–	37 .42
R-2 shares
2011	37.44	0 .14	2 .25	2 .39	(0 .46)	(1 .11)	(1 .57)	38 .26
2010(b)	35.15	0 .53	1 .76	2 .29	–	–	–	37 .44
R-3 shares
2011	37.49	0 .21	2 .25	2 .46	(0 .53)	(1 .11)	(1 .64)	38 .31
2010(b)	35.15	0 .02	2 .32	2 .34	–	–	–	37 .49
R-4 shares
2011	37.53	0 .31	2 .23	2 .54	(0 .54)	(1 .11)	(1 .65)	38 .42
2010(b)	35.15	0 .11	2 .27	2 .38	–	–	–	37 .53
R-5 shares
2011	37.57	0 .37	2 .22	2 .59	(0 .55)	(1 .11)	(1 .66)	38 .50
2010(b)	35.15	0 .15	2 .27	2 .42	–	–	–	37 .57

See accompanying notes.

534

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income	Portfolio
	Period (in	to Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets	Rate

7.15%	$907,061	0.52%	1 .19%	12 .7%
16.02	578,458	0.58	1 .89	15 .3
13.12	409,987	0.59	1 .12	23 .8
(32.67)	408,256	0.51	0 .95	9 .7
17.99	746,996	0.49	0 .99	17 .6

6.22	1,585	1.39	0 .22	12 .7
6.46 (c)	245	1.47 (d)	0 .21 (d)	15 .3 (d)

6.41	1,840	1.26	0 .36	12 .7
6.51 (c)	82	1.34 (d)	2 .28 (d)	15 .3 (d)

6.59	7,551	1.08	0 .54	12 .7
6.66 (c)	1,084	1.16 (d)	0 .07 (d)	15 .3 (d)

6.80	7,661	0.89	0 .81	12 .7
6.77 (c)	2,816	0.97 (d)	0 .46 (d)	15 .3 (d)

6.91	17,231	0.77	0 .94	12 .7
6.88 (c)	11,504	0.85 (d)	0 .64 (d)	15 .3 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying footnotes.

535

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2010 FUND
Class J shares
2011	$11 .10	$0.25	$0 .20	$0 .45	($0 .24)	$–	($0 .24)	$11.31
2010	9.81	0 .25	1 .32	1 .57	(0 .28)	–	(0 .28)	11 .10
2009	9.17	0 .24	1 .00	1 .24	(0 .30)	(0 .30)	(0 .60)	9 .81
2008	14.11	0 .45	(4 .74)	(4 .29)	(0 .42)	(0 .23)	(0 .65)	9 .17
2007	13.17	0 .36	0 .99	1 .35	(0 .34)	(0 .07)	(0 .41)	14 .11
Institutional shares
2011	11.16	0 .29	0 .21	0 .50	(0 .29)	–	(0 .29)	11 .37
2010	9.86	0 .29	1 .33	1 .62	(0 .32)	–	(0 .32)	11 .16
2009	9.22	0 .27	1 .02	1 .29	(0 .35)	(0 .30)	(0 .65)	9 .86
2008	14.21	0 .49	(4 .76)	(4 .27)	(0 .49)	(0 .23)	(0 .72)	9 .22
2007	13.27	0 .42	1 .01	1 .43	(0 .42)	(0 .07)	(0 .49)	14 .21
R-1 shares
2011	11.03	0 .19	0 .21	0 .40	(0 .19)	–	(0 .19)	11 .24
2010	9.77	0 .20	1 .31	1 .51	(0 .25)	–	(0 .25)	11 .03
2009	9.14	0 .19	1 .02	1 .21	(0 .28)	(0 .30)	(0 .58)	9 .77
2008	14.08	0 .35	(4 .69)	(4 .34)	(0 .37)	(0 .23)	(0 .60)	9 .14
2007	13.15	0 .30	1 .00	1 .30	(0 .30)	(0 .07)	(0 .37)	14 .08
R-2 shares
2011	11.02	0 .22	0 .19	0 .41	(0 .21)	–	(0 .21)	11 .22
2010	9.75	0 .22	1 .30	1 .52	(0 .25)	–	(0 .25)	11 .02
2009	9.10	0 .21	1 .01	1 .22	(0 .27)	(0 .30)	(0 .57)	9 .75
2008	14.02	0 .40	(4 .70)	(4 .30)	(0 .39)	(0 .23)	(0 .62)	9 .10
2007	13.10	0 .32	0 .99	1 .31	(0 .32)	(0 .07)	(0 .39)	14 .02
R-3 shares
2011	11.03	0 .22	0 .21	0 .43	(0 .22)	–	(0 .22)	11 .24
2010	9.76	0 .23	1 .31	1 .54	(0 .27)	–	(0 .27)	11 .03
2009	9.13	0 .22	1 .01	1 .23	(0 .30)	(0 .30)	(0 .60)	9 .76
2008	14.07	0 .41	(4 .71)	(4 .30)	(0 .41)	(0 .23)	(0 .64)	9 .13
2007	13.14	0 .34	1 .00	1 .34	(0 .34)	(0 .07)	(0 .41)	14 .07
R-4 shares
2011	11.07	0 .25	0 .20	0 .45	(0 .25)	–	(0 .25)	11 .27
2010	9.79	0 .25	1 .32	1 .57	(0 .29)	–	(0 .29)	11 .07
2009	9.16	0 .23	1 .01	1 .24	(0 .31)	(0 .30)	(0 .61)	9 .79
2008	14.10	0 .44	(4 .71)	(4 .27)	(0 .44)	(0 .23)	(0 .67)	9 .16
2007	13.17	0 .37	0 .99	1 .36	(0 .36)	(0 .07)	(0 .43)	14 .10
R-5 shares
2011	11.10	0 .28	0 .18	0 .46	(0 .26)	–	(0 .26)	11 .30
2010	9.81	0 .28	1 .31	1 .59	(0 .30)	–	(0 .30)	11 .10
2009	9.18	0 .25	1 .00	1 .25	(0 .32)	(0 .30)	(0 .62)	9 .81
2008	14.13	0 .45	(4 .72)	(4 .27)	(0 .45)	(0 .23)	(0 .68)	9 .18
2007	13.20	0 .38	1 .00	1 .38	(0 .38)	(0 .07)	(0 .45)	14 .13

See accompanying notes.

536

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

4.10%(d)	$202,423	0.39%	0 .53%	2 .17%	16 .4%
16.29 (d)	206,407	0.48	0 .55	2 .40	36 .2
14.75 (d)	190,177	0.57	0 .62	2 .77	28 .4
(31.75) (d)	185,729	0.58	–	3 .76	12 .7
10.51 (d)	286,278	0.64	–	2 .68	14 .7

4.52	1,074,682	0.04	–	2 .55	16 .4
16.79	1,130,797	0.04	–	2 .83	36 .2
15.40	1,025,862	0.10	–	3 .13	28 .4
(31.52)	846,470	0.13	–	4 .11	12 .7
11.07	1,116,351	0.12	–	3 .13	14 .7

3.63	21,110	0.92	–	1 .65	16 .4
15.66	24,103	0.92	–	1 .96	36 .2
14.39	22,134	0.97	–	2 .22	28 .4
(32.07)	16,907	1.01	–	2 .93	12 .7
10.10	14,507	1.00	–	2 .20	14 .7

3.70	30,298	0.79	–	1 .91	16 .4
15.84	42,654	0.79	–	2 .13	36 .2
14.57	41,310	0.84	–	2 .43	28 .4
(31.97)	37,240	0.88	–	3 .39	12 .7
10.21	53,760	0.87	–	2 .39	14 .7

3.95	81,172	0.61	–	1 .98	16 .4
16.09	96,491	0.61	–	2 .29	36 .2
14.69	93,186	0.66	–	2 .60	28 .4
(31.88)	75,999	0.70	–	3 .48	12 .7
10.45	87,602	0.69	–	2 .53	14 .7

4.09	77,085	0.42	–	2 .17	16 .4
16.34	80,377	0.42	–	2 .45	36 .2
14.88	70,260	0.47	–	2 .65	28 .4
(31.67)	47,919	0.51	–	3 .66	12 .7
10.64	59,244	0.50	–	2 .71	14 .7

4.16	115,406	0.30	–	2 .44	16 .4
16.52	145,309	0.30	–	2 .72	36 .2
14.99	166,419	0.35	–	2 .90	28 .4
(31.60)	140,387	0.39	–	3 .75	12 .7
10.76	152,317	0.38	–	2 .83	14 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

537

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2015 FUND
Institutional shares
2011	$9 .71	$0.22	$0 .19	$0 .41	($0 .22)	($0 .20)	($0 .42)	$9 .70
2010	8.48	0 .20	1 .23	1 .43	(0 .20)	–	(0 .20)	9 .71
2009	7.52	0 .12	0 .98	1 .10	(0 .14)	–	(0 .14)	8 .48
2008(d)	10 .00	0 .11	(2 .59)	(2 .48)	–	–	–	7.52
R-1 shares
2011	9.52	0 .14	0 .17	0 .31	(0 .15)	(0 .20)	(0 .35)	9 .48
2010	8.34	0 .12	1 .22	1 .34	(0 .16)	–	(0 .16)	9 .52
2009	7.44	0 .08	0 .95	1 .03	(0 .13)	–	(0 .13)	8 .34
2008(d)	10 .00	0 .05	(2 .61)	(2 .56)	–	–	–	7.44
R-2 shares
2011	9.54	0 .14	0 .18	0 .32	(0 .15)	(0 .20)	(0 .35)	9 .51
2010	8.35	0 .14	1 .22	1 .36	(0 .17)	–	(0 .17)	9 .54
2009	7.45	0 .10	0 .93	1 .03	(0 .13)	–	(0 .13)	8 .35
2008(d)	10 .00	0 .07	(2 .62)	(2 .55)	–	–	–	7.45
R-3 shares
2011	9.57	0 .16	0 .18	0 .34	(0 .17)	(0 .20)	(0 .37)	9 .54
2010	8.37	0 .15	1 .22	1 .37	(0 .17)	–	(0 .17)	9 .57
2009	7.46	0 .12	0 .92	1 .04	(0 .13)	–	(0 .13)	8 .37
2008(d)	10 .00	0 .07	(2 .61)	(2 .54)	–	–	–	7.46
R-4 shares
2011	9.61	0 .18	0 .19	0 .37	(0 .19)	(0 .20)	(0 .39)	9 .59
2010	8.40	0 .17	1 .22	1 .39	(0 .18)	–	(0 .18)	9 .61
2009	7.47	0 .12	0 .95	1 .07	(0 .14)	–	(0 .14)	8 .40
2008(d)	10 .00	0 .08	(2 .61)	(2 .53)	–	–	–	7.47
R-5 shares
2011	9.63	0 .21	0 .16	0 .37	(0 .19)	(0 .20)	(0 .39)	9 .61
2010	8.41	0 .19	1 .22	1 .41	(0 .19)	–	(0 .19)	9 .63
2009	7.47	0 .14	0 .94	1 .08	(0 .14)	–	(0 .14)	8 .41
2008(d)	10 .00	0 .09	(2 .62)	(2 .53)	–	–	–	7.47

See accompanying notes.

538

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End of		Income to	Portfolio
	Period (in	Ratio of Expenses to	Average Net	Turnover
Total Return	thousands)	Average Net Assets(b)	Assets	Rate

4.22%	$451,374	0.04%(c)	2 .21%	14 .0%
17.17	362,671	0.05 (c)	2 .23	32 .0
15.03	225,418	0.10 (c)	1 .56	9 .1
(24.80) (e)	28,190	0.17 (c),(f)	1 .79 (f)	50 .1 (f)

3.22	14,925	0.92	1 .47	14 .0
16.21	13,567	0.92 (c)	1 .41	32 .0
14.07	8,570	0.96 (c)	1 .04	9 .1
(25.60) (e)	1,798	1.05 (c),(f)	0 .92 (f)	50 .1 (f)

3.42	12,704	0.79	1 .49	14 .0
16.44	11,681	0.79 (c)	1 .58	32 .0
14.16	7,304	0.83 (c)	1 .36	9 .1
(25.50) (e)	1,358	0.92 (c),(f)	1 .14 (f)	50 .1 (f)

3.62	49,584	0.61	1 .62	14 .0
16.58	38,096	0.61 (c)	1 .73	32 .0
14.27	21,602	0.65 (c)	1 .55	9 .1
(25.40) (e)	7,835	0.74 (c),(f)	1 .27 (f)	50 .1 (f)

3.84	57,060	0.42	1 .85	14 .0
16.80	42,226	0.42 (c)	1 .88	32 .0
14.60	28,026	0.46 (c)	1 .54	9 .1
(25.30) (e)	5,653	0.55 (c),(f)	1 .37 (f)	50 .1 (f)

3.92	36,237	0.30	2 .12	14 .0
16.99	33,843	0.30 (c)	2 .09	32 .0
14.73	23,592	0.34 (c)	1 .88	9 .1
(25.30) (e)	8,400	0.43 (c),(f)	1 .50 (f)	50 .1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

539

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2020 FUND
Class J shares
2011	$11 .41	$0.21	$0 .18	$0 .39	($0 .21)	$–	($0 .21)	$11.59
2010	9.99	0 .21	1 .46	1 .67	(0 .25)	–	(0 .25)	11 .41
2009	9.27	0 .22	1 .09	1 .31	(0 .23)	(0 .36)	(0 .59)	9 .99
2008	15.02	0 .40	(5 .48)	(5 .08)	(0 .38)	(0 .29)	(0 .67)	9 .27
2007	13.64	0 .31	1 .49	1 .80	(0 .33)	(0 .09)	(0 .42)	15 .02
Institutional shares
2011	11.48	0 .26	0 .17	0 .43	(0 .26)	–	(0 .26)	11 .65
2010	10.04	0 .26	1 .47	1 .73	(0 .29)	–	(0 .29)	11 .48
2009	9.32	0 .25	1 .12	1 .37	(0 .29)	(0 .36)	(0 .65)	10 .04
2008	15.12	0 .44	(5 .49)	(5 .05)	(0 .46)	(0 .29)	(0 .75)	9 .32
2007	13.73	0 .38	1 .51	1 .89	(0 .41)	(0 .09)	(0 .50)	15 .12
R-1 shares
2011	11.36	0 .15	0 .18	0 .33	(0 .16)	–	(0 .16)	11 .53
2010	9.96	0 .16	1 .46	1 .62	(0 .22)	–	(0 .22)	11 .36
2009	9.25	0 .17	1 .11	1 .28	(0 .21)	(0 .36)	(0 .57)	9 .96
2008	15.00	0 .31	(5 .44)	(5 .13)	(0 .33)	(0 .29)	(0 .62)	9 .25
2007	13.62	0 .23	1 .53	1 .76	(0 .29)	(0 .09)	(0 .38)	15 .00
R-2 shares
2011	11.33	0 .18	0 .17	0 .35	(0 .18)	–	(0 .18)	11 .50
2010	9.93	0 .18	1 .44	1 .62	(0 .22)	–	(0 .22)	11 .33
2009	9.20	0 .19	1 .10	1 .29	(0 .20)	(0 .36)	(0 .56)	9 .93
2008	14.93	0 .35	(5 .44)	(5 .09)	(0 .35)	(0 .29)	(0 .64)	9 .20
2007	13.56	0 .28	1 .49	1 .77	(0 .31)	(0 .09)	(0 .40)	14 .93
R-3 shares
2011	11.36	0 .19	0 .19	0 .38	(0 .20)	–	(0 .20)	11 .54
2010	9.96	0 .20	1 .44	1 .64	(0 .24)	–	(0 .24)	11 .36
2009	9.24	0 .20	1 .11	1 .31	(0 .23)	(0 .36)	(0 .59)	9 .96
2008	14.99	0 .37	(5 .45)	(5 .08)	(0 .38)	(0 .29)	(0 .67)	9 .24
2007	13.61	0 .29	1 .51	1 .80	(0 .33)	(0 .09)	(0 .42)	14 .99
R-4 shares
2011	11.39	0 .21	0 .18	0 .39	(0 .22)	–	(0 .22)	11 .56
2010	9.98	0 .21	1 .46	1 .67	(0 .26)	–	(0 .26)	11 .39
2009	9.26	0 .21	1 .12	1 .33	(0 .25)	(0 .36)	(0 .61)	9 .98
2008	15.02	0 .38	(5 .45)	(5 .07)	(0 .40)	(0 .29)	(0 .69)	9 .26
2007	13.64	0 .31	1 .52	1 .83	(0 .36)	(0 .09)	(0 .45)	15 .02
R-5 shares
2011	11.42	0 .24	0 .17	0 .41	(0 .23)	–	(0 .23)	11 .60
2010	10.00	0 .24	1 .45	1 .69	(0 .27)	–	(0 .27)	11 .42
2009	9.28	0 .23	1 .11	1 .34	(0 .26)	(0 .36)	(0 .62)	10 .00
2008	15.05	0 .40	(5 .46)	(5 .06)	(0 .42)	(0 .29)	(0 .71)	9 .28
2007	13.67	0 .32	1 .52	1 .84	(0 .37)	(0 .09)	(0 .46)	15 .05

See accompanying notes.

540

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

3.45%(d)	$578,376	0.39%	0 .54%	1 .80%	8 .8%
16.92 (d)	552,609	0.49	0 .55	1 .97	32 .0
15.51 (d)	465,050	0.58	0 .63	2 .54	15 .7
(35.27) (d)	412,169	0.59	–	3.21	7 .1
13.50 (d)	579,671	0.64	–	2 .22	15 .1

3.76	3,310,509	0.04	–	2.17	8 .8
17.51	3,146,852	0.04	–	2 .40	32 .0
16.13	2,628,327	0.09	–	2 .88	15 .7
(35.03)	1,904,751	0.12	–	3.52	7 .1
14.14	2,266,328	0.12	–	2 .65	15 .1

2.93	58,270	0.91	–	1.30	8 .8
16.43	58,931	0.92	–	1 .56	32 .0
15.05	50,924	0.97	–	1 .98	15 .7
(35.55)	35,642	1.00	–	2.51	7 .1
13.16	35,530	1.00	–	1 .64	15 .1

3.05	80,491	0.78	–	1.54	8 .8
16.54	107,791	0.79	–	1 .70	32 .0
15.34	94,161	0.84	–	2 .19	15 .7
(35.51)	78,445	0.87	–	2.84	7 .1
13.29	107,765	0.87	–	2 .02	15 .1

3.32	227,897	0.60	–	1.58	8 .8
16.70	234,218	0.61	–	1 .91	32 .0
15.53	212,779	0.66	–	2 .33	15 .7
(35.38)	159,254	0.69	–	2.95	7 .1
13.53	175,110	0.69	–	2 .09	15 .1

3.44	227,971	0.41	–	1.77	8 .8
16.97	216,623	0.42	–	2 .00	32 .0
15.73	167,470	0.47	–	2 .41	15 .7
(35.25)	110,340	0.50	–	3.06	7 .1
13.71	121,196	0.50	–	2 .21	15 .1

3.61	341,102	0.29	–	2.05	8 .8
17.14	365,913	0.30	–	2 .25	32 .0
15.84	356,589	0.35	–	2 .63	15 .7
(35.16)	267,795	0.38	–	3.24	7 .1
13.83	299,458	0.38	–	2 .26	15 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

541

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2025 FUND
Institutional shares
2011	$9 .45	$0.17	$0 .18	$0 .35	($0 .19)	($0 .14)	($0 .33)	$9 .47
2010	8.20	0 .17	1 .27	1 .44	(0 .19)	–	(0 .19)	9 .45
2009	7.27	0 .09	0 .98	1 .07	(0 .14)	–	(0 .14)	8 .20
2008(d)	10 .00	0 .07	(2 .80)	(2 .73)	–	–	–	7.27
R-1 shares
2011	9.30	0 .10	0 .16	0 .26	(0 .12)	(0 .14)	(0 .26)	9 .30
2010	8.10	0 .10	1 .24	1 .34	(0 .14)	–	(0 .14)	9 .30
2009	7.22	0 .06	0 .94	1 .00	(0 .12)	–	(0 .12)	8 .10
2008(d)	10 .00	0 .02	(2 .80)	(2 .78)	–	–	–	7.22
R-2 shares
2011	9.31	0 .10	0 .18	0 .28	(0 .13)	(0 .14)	(0 .27)	9 .32
2010	8.11	0 .11	1 .24	1 .35	(0 .15)	–	(0 .15)	9 .31
2009	7.23	0 .08	0 .94	1 .02	(0 .14)	–	(0 .14)	8 .11
2008(d)	10 .00	0 .03	(2 .80)	(2 .77)	–	–	–	7.23
R-3 shares
2011	9.34	0 .12	0 .18	0 .30	(0 .15)	(0 .14)	(0 .29)	9 .35
2010	8.13	0 .12	1 .25	1 .37	(0 .16)	–	(0 .16)	9 .34
2009	7.23	0 .10	0 .93	1 .03	(0 .13)	–	(0 .13)	8 .13
2008(d)	10 .00	0 .04	(2 .81)	(2 .77)	–	–	–	7.23
R-4 shares
2011	9.39	0 .14	0 .17	0 .31	(0 .16)	(0 .14)	(0 .30)	9 .40
2010	8.16	0 .13	1 .27	1 .40	(0 .17)	–	(0 .17)	9 .39
2009	7.25	0 .09	0 .96	1 .05	(0 .14)	–	(0 .14)	8 .16
2008(d)	10 .00	0 .05	(2 .80)	(2 .75)	–	–	–	7.25
R-5 shares
2011	9.41	0 .16	0 .17	0 .33	(0 .17)	(0 .14)	(0 .31)	9 .43
2010	8.18	0 .16	1 .24	1 .40	(0 .17)	–	(0 .17)	9 .41
2009	7.26	0 .13	0 .92	1 .05	(0 .13)	–	(0 .13)	8 .18
2008(d)	10 .00	0 .06	(2 .80)	(2 .74)	–	–	–	7.26

See accompanying notes.

542

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End of		Income to	Portfolio
	Period (in	Ratio of Expenses to	Average Net	Turnover
Total Return	thousands)	Average Net Assets(b)	Assets	Rate

3.72%	$528,466	0.04%(c)	1 .80%	12 .7%
17.77	401,632	0.05 (c)	1 .94	25 .2
15.14	233,404	0.10 (c)	1 .30	8 .5
(27.30) (e)	26,413	0.17 (c),(f)	1 .20 (f)	21 .3 (f)

2.81	15,335	0.92	1 .10	12 .7
16.74	14,338	0.92 (c)	1 .16	25 .2
14.22	8,486	0.96 (c)	0 .87	8 .5
(27.80) (e)	1,871	1.05 (c),(f)	0 .35 (f)	21 .3 (f)

3.02	15,375	0.79	1 .07	12 .7
16.79	11,582	0.79 (c)	1 .23	25 .2
14.41	6,788	0.83 (c)	1 .07	8 .5
(27.70) (e)	1,000	0.92 (c),(f)	0 .65 (f)	21 .3 (f)

3.22	62,421	0.61	1 .27	12 .7
16.98	47,011	0.61 (c)	1 .41	25 .2
14.60	23,811	0.65 (c)	1 .35	8 .5
(27.70) (e)	8,787	0.74 (c),(f)	0 .67 (f)	21 .3 (f)

3.33	53,261	0.42	1 .49	12 .7
17.31	42,079	0.42 (c)	1 .55	25 .2
14.77	23,462	0.46 (c)	1 .25	8 .5
(27.50) (e)	5,224	0.55 (c),(f)	0 .80 (f)	21 .3 (f)

3.53	56,588	0.30	1 .69	12 .7
17.36	47,050	0.30 (c)	1 .87	25 .2
14.86	31,597	0.34 (c)	1 .87	8 .5
(27.40) (e)	14,713	0.43 (c),(f)	0 .90 (f)	21 .3 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

543

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2030 FUND
Class J shares
2011	$11 .23	$0.17	$0 .21	$0 .38	($0 .18)	$–	($0 .18)	$11.43
2010	9.75	0 .18	1 .51	1 .69	(0 .21)	–	(0 .21)	11 .23
2009	9.03	0 .18	1 .08	1 .26	(0 .18)	(0 .36)	(0 .54)	9 .75
2008	15.21	0 .37	(5 .86)	(5 .49)	(0 .37)	(0 .32)	(0 .69)	9 .03
2007	13.55	0 .27	1 .78	2 .05	(0 .29)	(0 .10)	(0 .39)	15 .21
Institutional shares
2011	11.28	0 .22	0 .20	0 .42	(0 .23)	–	(0 .23)	11 .47
2010	9.78	0 .23	1 .52	1 .75	(0 .25)	–	(0 .25)	11 .28
2009	9.07	0 .22	1 .09	1 .31	(0 .24)	(0 .36)	(0 .60)	9 .78
2008	15.27	0 .40	(5 .84)	(5 .44)	(0 .44)	(0 .32)	(0 .76)	9 .07
2007	13.62	0 .32	1 .81	2 .13	(0 .38)	(0 .10)	(0 .48)	15 .27
R-1 shares
2011	11.16	0 .12	0 .20	0 .32	(0 .13)	–	(0 .13)	11 .35
2010	9.70	0 .14	1 .50	1 .64	(0 .18)	–	(0 .18)	11 .16
2009	8.99	0 .14	1 .09	1 .23	(0 .16)	(0 .36)	(0 .52)	9 .70
2008	15.15	0 .28	(5 .80)	(5 .52)	(0 .32)	(0 .32)	(0 .64)	8 .99
2007	13.51	0 .18	1 .81	1 .99	(0 .25)	(0 .10)	(0 .35)	15 .15
R-2 shares
2011	11.17	0 .14	0 .19	0 .33	(0 .14)	–	(0 .14)	11 .36
2010	9.70	0 .16	1 .50	1 .66	(0 .19)	–	(0 .19)	11 .17
2009	8.97	0 .15	1 .10	1 .25	(0 .16)	(0 .36)	(0 .52)	9 .70
2008	15.13	0 .33	(5 .83)	(5 .50)	(0 .34)	(0 .32)	(0 .66)	8 .97
2007	13.49	0 .23	1 .78	2 .01	(0 .27)	(0 .10)	(0 .37)	15 .13
R-3 shares
2011	11.21	0 .15	0 .21	0 .36	(0 .16)	–	(0 .16)	11 .41
2010	9.74	0 .18	1 .49	1 .67	(0 .20)	–	(0 .20)	11 .21
2009	9.02	0 .17	1 .09	1 .26	(0 .18)	(0 .36)	(0 .54)	9 .74
2008	15.20	0 .33	(5 .83)	(5 .50)	(0 .36)	(0 .32)	(0 .68)	9 .02
2007	13.55	0 .24	1 .81	2 .05	(0 .30)	(0 .10)	(0 .40)	15 .20
R-4 shares
2011	11.49	0 .18	0 .20	0 .38	(0 .18)	–	(0 .18)	11 .69
2010	9.97	0 .19	1 .55	1 .74	(0 .22)	–	(0 .22)	11 .49
2009	9.22	0 .18	1 .13	1 .31	(0 .20)	(0 .36)	(0 .56)	9 .97
2008	15.52	0 .36	(5 .95)	(5 .59)	(0 .39)	(0 .32)	(0 .71)	9 .22
2007	13.83	0 .28	1 .83	2 .11	(0 .32)	(0 .10)	(0 .42)	15 .52
R-5 shares
2011	11.26	0 .21	0 .18	0 .39	(0 .20)	–	(0 .20)	11 .45
2010	9.77	0 .21	1 .51	1 .72	(0 .23)	–	(0 .23)	11 .26
2009	9.05	0 .19	1 .10	1 .29	(0 .21)	(0 .36)	(0 .57)	9 .77
2008	15.25	0 .37	(5 .85)	(5 .48)	(0 .40)	(0 .32)	(0 .72)	9 .05
2007	13.59	0 .27	1 .83	2 .10	(0 .34)	(0 .10)	(0 .44)	15 .25

See accompanying notes.

544

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

3.34%(d)	$566,181	0.41%	0 .56%	1 .47%	10 .7%
17.53 (d)	515,947	0.51	0 .58	1 .74	32 .1
15.32 (d)	410,442	0.61	0 .66	2 .17	9 .5
(37.71) (d)	344,061	0.62	–	2.92	6 .6
15.50 (d)	473,037	0.66	–	1 .88	15 .5

3.66	3,001,123	0.04	–	1 .87	10 .7
18.17	2,804,667	0.04	–	2 .23	32 .1
15.88	2,333,820	0.09	–	2.55	9 .5
(37.35)	1,659,024	0.13	–	3.23	6 .6
16.05	1,953,928	0.12	–	2 .27	15 .5

2.85	50,502	0.91	–	1 .00	10 .7
17.11	50,109	0.92	–	1 .34	32 .1
14.91	41,365	0.97	–	1.66	9 .5
(37.94)	27,323	1.01	–	2.25	6 .6
15.07	28,841	1.00	–	1 .24	15 .5

2.94	79,776	0.78	–	1 .22	10 .7
17.27	99,779	0.79	–	1 .52	32 .1
15.16	88,072	0.84	–	1.83	9 .5
(37.91)	67,038	0.88	–	2.67	6 .6
15.25	98,270	0.87	–	1 .64	15 .5

3.21	208,383	0.60	–	1 .30	10 .7
17.40	222,202	0.61	–	1 .73	32 .1
15.32	193,474	0.66	–	2.00	9 .5
(37.75)	141,078	0.70	–	2.69	6 .6
15.45	161,519	0.69	–	1 .70	15 .5

3.33	199,240	0.41	–	1 .50	10 .7
17.67	194,301	0.42	–	1 .83	32 .1
15.52	153,804	0.47	–	2.10	9 .5
(37.64)	103,030	0.51	–	2.82	6 .6
15.65	117,390	0.50	–	1 .95	15 .5

3.42	305,169	0.29	–	1 .78	10 .7
17.85	337,439	0.30	–	2 .06	32 .1
15.68	316,224	0.35	–	2.23	9 .5
(37.57)	213,626	0.39	–	2.99	6 .6
15.85	234,264	0.38	–	1 .91	15 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

545

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2035 FUND
Institutional shares
2011	$9 .32	$0 .16	$0 .17	$0 .33	($0 .16)	($0 .16)	($0 .32)	$9 .33
2010	8.05	0 .15	1 .29	1 .44	(0 .17)	–	(0 .17)	9 .32
2009	7.13	0 .07	0 .99	1 .06	(0 .14)	–	(0 .14)	8 .05
2008(d)	10 .00	0 .04	(2 .91)	(2 .87)	–	–	–	7.13
R-1 shares
2011	9.18	0 .08	0 .17	0 .25	(0 .09)	(0 .16)	(0 .25)	9 .18
2010	7.96	0 .08	1 .26	1 .34	(0 .12)	–	(0 .12)	9 .18
2009	7.10	0 .04	0 .94	0 .98	(0 .12)	–	(0 .12)	7 .96
2008(d)	10 .00	(0 .01)	(2 .89)	(2 .90)	–	–	–	7.10
R-2 shares
2011	9.18	0 .08	0 .19	0 .27	(0 .10)	(0 .16)	(0 .26)	9 .19
2010	7.96	0 .09	1 .26	1 .35	(0 .13)	–	(0 .13)	9 .18
2009	7.10	0 .03	0 .96	0 .99	(0 .13)	–	(0 .13)	7 .96
2008(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	–	7.10
R-3 shares
2011	9.23	0 .10	0 .18	0 .28	(0 .12)	(0 .16)	(0 .28)	9 .23
2010	7.99	0 .11	1 .27	1 .38	(0 .14)	–	(0 .14)	9 .23
2009	7.10	0 .08	0 .93	1 .01	(0 .12)	–	(0 .12)	7 .99
2008(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	–	7.10
R-4 shares
2011	9.26	0 .13	0 .17	0 .30	(0 .13)	(0 .16)	(0 .29)	9 .27
2010	8.02	0 .11	1 .27	1 .38	(0 .14)	–	(0 .14)	9 .26
2009	7.12	0 .09	0 .94	1 .03	(0 .13)	–	(0 .13)	8 .02
2008(d)	10 .00	0 .02	(2 .90)	(2 .88)	–	–	–	7.12
R-5 shares
2011	9.29	0 .14	0 .17	0 .31	(0 .14)	(0 .16)	(0 .30)	9 .30
2010	8.04	0 .14	1 .26	1 .40	(0 .15)	–	(0 .15)	9 .29
2009	7.13	0 .11	0 .93	1 .04	(0 .13)	–	(0 .13)	8 .04
2008(d)	10 .00	0 .03	(2 .90)	(2 .87)	–	–	–	7.13

See accompanying notes.

546

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End		Investment Income	Portfolio
	of Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return	thousands)	Average Net Assets(b)	Assets	Rate

3.48%	$335,624	0.05%(c)	1 .62%	6 .1%
18.04	248,902	0.05 (c)	1 .71	25 .0
15.17	143,330	0.10 (c)	0 .95	7 .0
(28.70) (e)	14,703	0.17 (c),(f)	0 .71 (f)	16 .8 (f)

2.68	12,855	0.92	0 .85	6 .1
16.99	11,246	0.92 (c)	0 .89	25 .0
14.10	6,405	0.97 (c)	0 .55	7 .0
(29.00) (e)	1,086	1.05 (c),(f)	(0 .17) (f)	16 .8 (f)

2.89	7,776	0.79	0 .89	6 .1
17.10	6,266	0.79 (c)	1 .03	25 .0
14.23	3,378	0.84 (c)	0 .46	7 .0
(29 .00) (e)	555	0 .92 (c),(f)	0 .14 (f)	16 .8 (f)

2.95	44,844	0.61	1 .09	6 .1
17.37	34,593	0.61 (c)	1 .23	25 .0
14.61	19,038	0.66 (c)	1 .20	7 .0
(29.00) (e)	7,368	0.74 (c),(f)	0 .17 (f)	16 .8 (f)

3.20	36,070	0.42	1 .32	6 .1
17.43	29,669	0.42 (c)	1 .28	25 .0
14.77	15,202	0.47 (c)	1 .27	7 .0
(28.80) (e)	5,606	0.55 (c),(f)	0 .30 (f)	16 .8 (f)

3.29	35,360	0.30	1 .44	6 .1
17.62	26,306	0.30 (c)	1 .63	25 .0
14.91	17,760	0.35 (c)	1 .49	7 .0
(28.70) (e)	6,829	0.43 (c),(f)	0 .40 (f)	16 .8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

547

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2040 FUND
Class J shares
2011	$11 .29	$0.15	$0 .20	$0 .35	($0 .15)	$–	($0 .15)	$11.49
2010	9.76	0 .15	1 .56	1 .71	(0 .18)	–	(0 .18)	11 .29
2009	9.03	0 .15	1 .07	1 .22	(0 .15)	(0 .34)	(0 .49)	9 .76
2008	15.61	0 .33	(6 .24)	(5 .91)	(0 .36)	(0 .31)	(0 .67)	9 .03
2007	13.72	0 .23	2 .04	2 .27	(0 .28)	(0 .10)	(0 .38)	15 .61
Institutional shares
2011	11.37	0 .20	0 .20	0 .40	(0 .20)	–	(0 .20)	11 .57
2010	9.82	0 .21	1 .56	1 .77	(0 .22)	–	(0 .22)	11 .37
2009	9.09	0 .19	1 .09	1 .28	(0 .21)	(0 .34)	(0 .55)	9 .82
2008	15.73	0 .38	(6 .27)	(5 .89)	(0 .44)	(0 .31)	(0 .75)	9 .09
2007	13.83	0 .29	2 .07	2 .36	(0 .36)	(0 .10)	(0 .46)	15 .73
R-1 shares
2011	11.24	0 .10	0 .18	0 .28	(0 .10)	–	(0 .10)	11 .42
2010	9.73	0 .12	1 .54	1 .66	(0 .15)	–	(0 .15)	11 .24
2009	9.01	0 .11	1 .08	1 .19	(0 .13)	(0 .34)	(0 .47)	9 .73
2008	15.59	0 .25	(6 .20)	(5 .95)	(0 .32)	(0 .31)	(0 .63)	9 .01
2007	13.70	0 .13	2 .10	2 .23	(0 .24)	(0 .10)	(0 .34)	15 .59
R-2 shares
2011	11.24	0 .12	0 .18	0 .30	(0 .11)	–	(0 .11)	11 .43
2010	9.73	0 .14	1 .53	1 .67	(0 .16)	–	(0 .16)	11 .24
2009	8.99	0 .13	1 .08	1 .21	(0 .13)	(0 .34)	(0 .47)	9 .73
2008	15.56	0 .31	(6 .24)	(5 .93)	(0 .33)	(0 .31)	(0 .64)	8 .99
2007	13.68	0 .20	2 .04	2 .24	(0 .26)	(0 .10)	(0 .36)	15 .56
R-3 shares
2011	11.24	0 .13	0 .20	0 .33	(0 .13)	–	(0 .13)	11 .44
2010	9.73	0 .15	1 .54	1 .69	(0 .18)	–	(0 .18)	11 .24
2009	9.01	0 .14	1 .08	1 .22	(0 .16)	(0 .34)	(0 .50)	9 .73
2008	15.59	0 .31	(6 .22)	(5 .91)	(0 .36)	(0 .31)	(0 .67)	9 .01
2007	13.70	0 .20	2 .07	2 .27	(0 .28)	(0 .10)	(0 .38)	15 .59
R-4 shares
2011	11.27	0 .15	0 .20	0 .35	(0 .16)	–	(0 .16)	11 .46
2010	9.74	0 .17	1 .55	1 .72	(0 .19)	–	(0 .19)	11 .27
2009	9.02	0 .14	1 .09	1 .23	(0 .17)	(0 .34)	(0 .51)	9 .74
2008	15.61	0 .30	(6 .19)	(5 .89)	(0 .39)	(0 .31)	(0 .70)	9 .02
2007	13.72	0 .20	2 .10	2 .30	(0 .31)	(0 .10)	(0 .41)	15 .61
R-5 shares
2011	11.32	0 .20	0 .17	0 .37	(0 .17)	–	(0 .17)	11 .52
2010	9.79	0 .18	1 .55	1 .73	(0 .20)	–	(0 .20)	11 .32
2009	9.06	0 .16	1 .09	1 .25	(0 .18)	(0 .34)	(0 .52)	9 .79
2008	15.68	0 .36	(6 .27)	(5 .91)	(0 .40)	(0 .31)	(0 .71)	9 .06
2007	13.78	0 .24	2 .09	2 .33	(0 .33)	(0 .10)	(0 .43)	15 .68

See accompanying notes.

548

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

3.03%(d)	$286,387	0.46%	0 .60%	1 .23%	12 .6%
17.64 (d)	246,236	0.56	0 .63	1 .46	31 .4
14.73 (d)	186,499	0.66	0 .71	1 .82	5 .8
(39.42) (d)	152,176	0.69	–	2.58	6 .0
16.86 (d)	194,722	0.70	–	1 .59	16 .5

3.46	1,851,739	0.04	–	1 .69	12 .6
18.27	1,716,164	0.04	–	2 .02	31 .4
15.45	1,387,751	0.09	–	2.20	5 .8
(39.15)	921,180	0.13	–	3.00	6 .0
17.54	1,039,113	0.12	–	1 .96	16 .5

2.51	33,918	0.91	–	0 .81	12 .6
17.26	32,593	0.92	–	1 .12	31 .4
14.41	25,814	0.97	–	1.28	5 .8
(39.66)	15,457	1.01	–	1.99	6 .0
16.58	15,053	1.00	–	0 .89	16 .5

2.68	45,698	0.78	–	1 .02	12 .6
17.33	55,281	0.79	–	1 .31	31 .4
14.65	46,331	0.84	–	1.48	5 .8
(39.59)	32,121	0.88	–	2.44	6 .0
16.68	44,449	0.87	–	1 .39	16 .5

2.94	122,973	0.60	–	1 .10	12 .6
17.50	125,392	0.61	–	1 .47	31 .4
14.77	104,315	0.66	–	1.64	5 .8
(39.47)	69,607	0.70	–	2.49	6 .0
16.95	75,682	0.69	–	1 .39	16 .5

3.06	111,132	0.41	–	1 .29	12 .6
17.87	101,237	0.42	–	1 .67	31 .4
14.98	86,178	0.47	–	1.69	5 .8
(39.37)	49,106	0.51	–	2.41	6 .0
17.14	46,791	0.50	–	1 .40	16 .5

3.24	177,248	0.29	–	1 .68	12 .6
17.89	200,260	0.30	–	1 .74	31 .4
15.16	165,669	0.35	–	1.85	5 .8
(39.31)	99,181	0.39	–	2.80	6 .0
17.29	108,005	0.38	–	1 .63	16 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

549

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2045 FUND
Institutional shares
2011	$9 .23	$0 .14	$0 .19	$0 .33	($0 .14)	($0 .16)	($0 .30)	$9 .26
2010	7.95	0 .13	1 .30	1 .43	( 0 .15)	–	( 0 .15)	9 .23
2009	7.04	0 .05	0 .99	1 .04	( 0 .13)	–	( 0 .13)	7 .95
2008(d)	10.00	0 .02	( 2 .98)	( 2 .96)	–	–	–	7.04
R-1 shares
2011	9.05	0 .06	0 .17	0 .23	( 0 .08)	(0.16)	( 0 .24)	9 .04
2010	7.82	0 .05	1 .29	1 .34	( 0 .11)	–	( 0 .11)	9 .05
2009	6.97	0 .01	0 .96	0 .97	( 0 .12)	–	( 0 .12)	7 .82
2008(d)	10.00	( 0 .03)	( 3 .00)	( 3 .03)	–	–	–	6.97
R-2 shares
2011	9.06	0 .07	0 .18	0 .25	( 0 .09)	(0.16)	( 0 .25)	9 .06
2010	7.83	0 .07	1 .28	1 .35	( 0 .12)	–	( 0 .12)	9 .06
2009	6.98	0 .03	0 .95	0 .98	( 0 .13)	–	( 0 .13)	7 .83
2008(d)	10.00	( 0 .02)	( 3 .00)	( 3 .02)	–	–	–	6.98
R-3 shares
2011	9.10	0 .09	0 .18	0 .27	( 0 .10)	(0.16)	( 0 .26)	9 .11
2010	7.85	0 .10	1 .27	1 .37	( 0 .12)	–	( 0 .12)	9 .10
2009	6.99	0 .08	0 .90	0 .98	( 0 .12)	–	( 0 .12)	7 .85
2008(d)	10.00	( 0 .01)	( 3 .00)	( 3 .01)	–	–	–	6.99
R-4 shares
2011	9.14	0 .11	0 .18	0 .29	( 0 .12)	(0.16)	( 0 .28)	9 .15
2010	7.88	0 .09	1 .30	1 .39	( 0 .13)	–	( 0 .13)	9 .14
2009	7.00	0 .08	0 .92	1 .00	( 0 .12)	–	( 0 .12)	7 .88
2008(d)	10.00	–	( 3 .00)	( 3 .00)	–	–	–	7.00
R-5 shares
2011	9.16	0 .12	0 .18	0 .30	( 0 .13)	(0.16)	( 0 .29)	9 .17
2010	7.90	0 .12	1 .28	1 .40	( 0 .14)	–	( 0 .14)	9 .16
2009	7.01	0 .07	0 .95	1 .02	( 0 .13)	–	( 0 .13)	7 .90
2008(d)	10.00	–	( 2 .99)	( 2 .99)	–	–	–	7.01

See accompanying notes.

550

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
	Period (in	to Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets(b)	Assets	Turnover Rate

3.57%	$154,522	0.06%(c)	1 .48%	4 .5%
18.22	105,004	0.08 (c)	1 .50	23 .8
15.09	53,836	0.10 (c)	0 .69	4 .8
(29.60) (e)	4,518	0.17 (c),(f)	0 .37 (f)	16 .2 (f)

2.53	7,195	0.92 (c)	0 .70	4 .5
17.33	5,821	0.93 (c)	0 .65	23 .8
14.23	2,675	0.97 (c)	0 .18	4 .8
(30 .30) (e)	350	1 .05 (c),(f)	(0 .50) (f)	16 .2 (f)

2.73	4,130	0.79 (c)	0 .71	4 .5
17.42	2,780	0.80 (c)	0 .79	23 .8
14.32	1,160	0.84 (c)	0 .38	4 .8
(30 .20) (e)	139	0 .92 (c),(f)	(0 .36) (f)	16 .2 (f)

2.96	28,181	0.61 (c)	0 .96	4 .5
17.64	20,005	0.62 (c)	1 .16	23 .8
14.40	11,557	0.66 (c)	1 .21	4 .8
(30.10) (e)	4,893	0.74 (c),(f)	(0 .13) (f)	16 .2 (f)

3.10	16,819	0.42 (c)	1 .17	4 .5
17.84	12,730	0.43 (c)	1 .08	23 .8
14.68	5,832	0.47 (c)	1 .13	4 .8
(30.00) (e)	1,991	0.55 (c),(f)	(0 .04) (f)	16 .2 (f)

3.19	17,728	0.30 (c)	1 .26	4 .5
17.91	11,045	0.31 (c)	1 .45	23 .8
14.87	6,559	0.35 (c)	0 .95	4 .8
(29.90) (e)	1,592	0.43 (c),(f)	0 .08 (f)	16 .2 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

551

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2050 FUND
Class J shares
2011	$10 .64	$0.11	$0 .18	$0 .29	($0 .11)	$–	($0 .11)	$10.82
2010	9.17	0 .11	1 .50	1 .61	( 0 .14)	–	( 0 .14)	10 .64
2009	8.53	0 .12	1 .00	1 .12	( 0 .12)	(0.36)	( 0 .48)	9 .17
2008	15.04	0 .30	( 6 .11)	( 5 .81)	( 0 .34)	(0.36)	( 0 .70)	8 .53
2007	13.15	0 .20	2 .04	2 .24	( 0 .24)	(0.11)	( 0 .35)	15 .04
Institutional shares
2011	10.86	0 .18	0 .18	0 .36	( 0 .17)	–	( 0 .17)	11 .05
2010	9.34	0 .18	1 .53	1 .71	( 0 .19)	–	( 0 .19)	10 .86
2009	8.70	0 .16	1 .02	1 .18	( 0 .18)	(0.36)	( 0 .54)	9 .34
2008	15.32	0 .36	( 6 .19)	( 5 .83)	( 0 .43)	(0.36)	( 0 .79)	8 .70
2007	13.39	0 .29	2 .08	2 .37	( 0 .33)	(0.11)	( 0 .44)	15 .32
R-1 shares
2011	10.74	0 .08	0 .18	0 .26	( 0 .09)	–	( 0 .09)	10 .91
2010	9.26	0 .09	1 .52	1 .61	( 0 .13)	–	( 0 .13)	10 .74
2009	8.62	0 .08	1 .03	1 .11	( 0 .11)	(0.36)	( 0 .47)	9 .26
2008	15.19	0 .21	( 6 .12)	( 5 .91)	( 0 .30)	(0.36)	( 0 .66)	8 .62
2007	13.28	0 .12	2 .11	2 .23	( 0 .21)	(0.11)	( 0 .32)	15 .19
R-2 shares
2011	10.74	0 .10	0 .17	0 .27	( 0 .09)	–	( 0 .09)	10 .92
2010	9.26	0 .11	1 .50	1 .61	( 0 .13)	–	( 0 .13)	10 .74
2009	8.61	0 .11	1 .01	1 .12	( 0 .11)	(0.36)	( 0 .47)	9 .26
2008	15.17	0 .29	( 6 .17)	( 5 .88)	( 0 .32)	(0.36)	( 0 .68)	8 .61
2007	13.26	0 .20	2 .05	2 .25	( 0 .23)	(0.11)	( 0 .34)	15 .17
R-3 shares
2011	10.76	0 .11	0 .19	0 .30	( 0 .11)	–	( 0 .11)	10 .95
2010	9.27	0 .13	1 .51	1 .64	( 0 .15)	–	( 0 .15)	10 .76
2009	8.63	0 .12	1 .01	1 .13	( 0 .13)	(0.36)	( 0 .49)	9 .27
2008	15.20	0 .30	( 6 .16)	( 5 .86)	( 0 .35)	(0.36)	( 0 .71)	8 .63
2007	13.29	0 .20	2 .07	2 .27	( 0 .25)	(0.11)	( 0 .36)	15 .20
R-4 shares
2011	10.80	0 .13	0 .19	0 .32	( 0 .13)	–	( 0 .13)	10 .99
2010	9.30	0 .15	1 .51	1 .66	( 0 .16)	–	( 0 .16)	10 .80
2009	8.66	0 .13	1 .02	1 .15	( 0 .15)	(0.36)	( 0 .51)	9 .30
2008	15.25	0 .29	( 6 .15)	( 5 .86)	( 0 .37)	(0.36)	( 0 .73)	8 .66
2007	13.33	0 .21	2 .10	2 .31	( 0 .28)	(0.11)	( 0 .39)	15 .25
R-5 shares
2011	10.82	0 .16	0 .18	0 .34	( 0 .15)	–	( 0 .15)	11 .01
2010	9.32	0 .15	1 .52	1 .67	( 0 .17)	–	( 0 .17)	10 .82
2009	8.67	0 .13	1 .04	1 .17	( 0 .16)	(0.36)	( 0 .52)	9 .32
2008	15.28	0 .34	( 6 .20)	( 5 .86)	( 0 .39)	(0.36)	( 0 .75)	8 .67
2007	13.35	0 .20	2 .13	2 .33	( 0 .29)	(0.11)	( 0 .40)	15 .28

See accompanying notes.

552

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

2.74%(d)	$67,553	0.58%	0 .72%	0 .98%	15 .5%
17.69 (d)	54,059	0.68	0 .74	1 .12	30 .1
14.26 (d)	37,434	0.78	0 .83	1 .54	15 .2
(40.35) (d)	30,460	0.77	–	2.46	6.8
17.39 (d)	42,254	0.75	–	1 .45	21 .2

3.30	829,516	0.04	–	1 .58	15 .5
18.51	788,351	0.04	–	1 .83	30 .1
14.95	629,384	0.10	–	2 .02	15 .2
(39.96)	415,945	0.13	–	2.95	6.8
18.16	487,265	0.12	–	2 .04	21 .2

2.38	14,614	0.92	–	0 .67	15 .5
17.49	13,401	0.92	–	0 .90	30 .1
14.01	9,869	0.97	–	1 .03	15 .2
(40.51)	5,320	1.01	–	1.71	6.8
17.10	4,967	1.00	–	0 .87	21 .2

2.52	20,121	0.79	–	0 .90	15 .5
17.55	24,165	0.79	–	1 .13	30 .1
14.17	20,114	0.84	–	1 .33	15 .2
(40.42)	13,857	0.88	–	2.39	6.8
17.28	19,012	0.87	–	1 .44	21 .2

2.79	46,829	0.61	–	0 .94	15 .5
17.82	42,918	0.61	–	1 .30	30 .1
14.36	35,212	0.66	–	1 .45	15 .2
(40.30)	22,153	0.70	–	2.44	6.8
17.46	25,931	0.69	–	1 .43	21 .2

2.96	45,442	0.42	–	1 .15	15 .5
18.05	39,183	0.42	–	1 .50	30 .1
14.55	33,076	0.47	–	1 .56	15 .2
(40.18)	18,841	0.51	–	2.40	6.8
17.71	18,918	0.50	–	1 .52	21 .2

3.08	72,123	0.30	–	1 .42	15 .5
18.11	71,470	0.30	–	1 .55	30 .1
14.78	58,596	0.35	–	1 .59	15 .2
(40.16)	31,835	0.39	–	2.78	6.8
17.89	36,041	0.38	–	1 .42	21 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

553

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2055 FUND
Institutional shares
2011	$9 .21	$0 .13	$0 .14	$0 .27	($0 .13)	($0 .13)	($0 .26)	$9 .22
2010	7.93	0 .12	1 .31	1 .43	( 0 .15)	–	( 0 .15)	9 .21
2009	6.99	0 .06	1 .00	1 .06	( 0 .12)	–	( 0 .12)	7 .93
2008(d)	10.00	0 .02	( 3 .03)	( 3 .01)	–	–	–	6.99
R-1 shares
2011	9.02	0 .04	0 .15	0 .19	( 0 .07)	(0.13)	( 0 .20)	9 .01
2010	7.80	0 .06	1 .27	1 .33	( 0 .11)	–	( 0 .11)	9 .02
2009	6.95	0 .02	0 .95	0 .97	( 0 .12)	–	( 0 .12)	7 .80
2008(d)	10.00	( 0 .03)	( 3 .02)	( 3 .05)	–	–	–	6.95
R-2 shares
2011	9.05	0 .07	0 .13	0 .20	( 0 .10)	(0.13)	( 0 .23)	9 .02
2010	7.82	0 .02	1 .33	1 .35	( 0 .12)	–	( 0 .12)	9 .05
2009	6.95	0 .03	0 .96	0 .99	( 0 .12)	–	( 0 .12)	7 .82
2008(d)	10.00	( 0 .03)	( 3 .02)	( 3 .05)	–	–	–	6.95
R-3 shares
2011	9.09	0 .08	0 .13	0 .21	( 0 .09)	(0.13)	( 0 .22)	9 .08
2010	7.85	0 .09	1 .28	1 .37	( 0 .13)	–	( 0 .13)	9 .09
2009	6.96	0 .02	0 .99	1 .01	( 0 .12)	–	( 0 .12)	7 .85
2008(d)	10.00	( 0 .02)	( 3 .02)	( 3 .04)	–	–	–	6.96
R-4 shares
2011	9.12	0 .09	0 .15	0 .24	( 0 .11)	(0.13)	( 0 .24)	9 .12
2010	7.88	0 .09	1 .29	1 .38	( 0 .14)	–	( 0 .14)	9 .12
2009	6.97	0 .02	1 .01	1 .03	( 0 .12)	–	( 0 .12)	7 .88
2008(d)	10.00	( 0 .01)	( 3 .02)	( 3 .03)	–	–	–	6.97
R-5 shares
2011	9.14	0 .11	0 .15	0 .26	( 0 .12)	(0.13)	( 0 .25)	9 .15
2010	7.89	0 .11	1 .28	1 .39	( 0 .14)	–	( 0 .14)	9 .14
2009	6.98	0 .09	0 .94	1 .03	( 0 .12)	–	( 0 .12)	7 .89
2008(d)	10.00	–	( 3 .02)	( 3 .02)	–	–	–	6.98

See accompanying notes.

554

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End		Investment Income
	of Period (in	Ratio of Expenses to	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets(b)	Assets	Turnover Rate

2.97%	$26,746	0.08%(c)	1 .35%	22 .5%
18.18	17,421	0.08 (c)	1 .35	44 .0
15.43	8,036	0.08 (c)	0 .78	34 .0
(30.10) (e)	937	0.17 (c),(f)	0 .28 (f)	194 .7 (f)

2.06	868	0.96 (c)	0 .48	22 .5
17.22	532	0.96 (c)	0 .76	44 .0
14.21	382	0.80 (c)	0 .29	34 .0
(30.50) (e)	70	1.05 (c),(f)	(0 .54) (f)	194 .7 (f)

2.16	345	0.83 (c)	0 .70	22 .5
17.38	398	0.83 (c)	0 .26	44 .0
14.50	71	0.70 (c)	0 .42	34 .0
(30.50) (e)	14	0.92 (c),(f)	(0 .49) (f)	194 .7 (f)

2.33	2,066	0.65 (c)	0 .82	22 .5
17.54	1,345	0.65 (c)	1 .12	44 .0
14.77	906	0.52 (c)	0 .33	34 .0
(30.40) (e)	119	0.74 (c),(f)	(0 .30) (f)	194 .7 (f)

2.61	2,397	0.46 (c)	0 .99	22 .5
17.64	1,477	0.46 (c)	1 .07	44 .0
15.04	764	0.23 (c)	0 .33	34 .0
(30.30) (e)	28	0.55 (c),(f)	(0 .09) (f)	194 .7 (f)

2.80	2,023	0.34 (c)	1 .17	22 .5
17.82	1,398	0.34 (c)	1 .30	44 .0
15.02	917	0.20 (c)	1 .27	34 .0
(30.20) (e)	304	0.43 (c),(f)	0 .01 (f)	194 .7 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

555

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
2011	$10 .82	$0.30	$0 .06	$0 .36	($0 .29)	$–	($0 .29)	$10.89
2010	9.84	0 .31	1 .00	1 .31	( 0 .33)	–	( 0 .33)	10 .82
2009	9.33	0 .26	0 .82	1 .08	( 0 .44)	(0.13)	( 0 .57)	9 .84
2008	12.81	0 .54	( 3 .36)	( 2 .82)	( 0 .49)	(0.17)	( 0 .66)	9 .33
2007	12.62	0 .48	0 .15	0 .63	( 0 .38)	(0.06)	( 0 .44)	12 .81
Institutional shares
2011	10.89	0 .35	0 .06	0 .41	( 0 .34)	–	( 0 .34)	10 .96
2010	9.91	0 .35	1 .01	1 .36	( 0 .38)	–	( 0 .38)	10 .89
2009	9.40	0 .30	0 .84	1 .14	( 0 .50)	(0.13)	( 0 .63)	9 .91
2008	12.92	0 .59	( 3 .38)	( 2 .79)	( 0 .56)	(0.17)	( 0 .73)	9 .40
2007	12.73	0 .55	0 .16	0 .71	( 0 .46)	(0.06)	( 0 .52)	12 .92
R-1 shares
2011	10.80	0 .25	0 .07	0 .32	( 0 .25)	–	( 0 .25)	10 .87
2010	9.86	0 .25	1 .00	1 .25	( 0 .31)	–	( 0 .31)	10 .80
2009	9.32	0 .22	0 .84	1 .06	( 0 .39)	(0.13)	( 0 .52)	9 .86
2008	12.81	0 .46	( 3 .33)	( 2 .87)	( 0 .45)	(0.17)	( 0 .62)	9 .32
2007	12.63	0 .45	0 .13	0 .58	( 0 .34)	(0.06)	( 0 .40)	12 .81
R-2 shares
2011	10.79	0 .27	0 .07	0 .34	( 0 .24)	–	( 0 .24)	10 .89
2010	9.83	0 .30	0 .96	1 .26	( 0 .30)	–	( 0 .30)	10 .79
2009	9.30	0 .23	0 .84	1 .07	( 0 .41)	(0.13)	( 0 .54)	9 .83
2008	12.79	0 .51	( 3 .36)	( 2 .85)	( 0 .47)	(0.17)	( 0 .64)	9 .30
2007	12.60	0 .45	0 .16	0 .61	( 0 .36)	(0.06)	( 0 .42)	12 .79
R-3 shares
2011	10.77	0 .28	0 .07	0 .35	( 0 .29)	–	( 0 .29)	10 .83
2010	9.81	0 .30	0 .98	1 .28	( 0 .32)	–	( 0 .32)	10 .77
2009	9.30	0 .25	0 .83	1 .08	( 0 .44)	(0.13)	( 0 .57)	9 .81
2008	12.79	0 .52	( 3 .35)	( 2 .83)	( 0 .49)	(0.17)	( 0 .66)	9 .30
2007	12.60	0 .47	0 .16	0 .63	( 0 .38)	(0.06)	( 0 .44)	12 .79
R-4 shares
2011	10.80	0 .30	0 .07	0 .37	( 0 .30)	–	( 0 .30)	10 .87
2010	9.83	0 .31	1 .00	1 .31	( 0 .34)	–	( 0 .34)	10 .80
2009	9.33	0 .26	0 .84	1 .10	( 0 .47)	(0.13)	( 0 .60)	9 .83
2008	12.83	0 .50	( 3 .32)	( 2 .82)	( 0 .51)	(0.17)	( 0 .68)	9 .33
2007	12.64	0 .49	0 .17	0 .66	( 0 .41)	(0.06)	( 0 .47)	12 .83
R-5 shares
2011	10.87	0 .32	0 .06	0 .38	( 0 .32)	–	( 0 .32)	10 .93
2010	9.89	0 .35	0 .98	1 .33	( 0 .35)	–	( 0 .35)	10 .87
2009	9.38	0 .28	0 .83	1 .11	( 0 .47)	(0.13)	( 0 .60)	9 .89
2008	12.89	0 .55	( 3 .36)	( 2 .81)	( 0 .53)	(0.17)	( 0 .70)	9 .38
2007	12.69	0 .52	0 .16	0 .68	( 0 .42)	(0.06)	( 0 .48)	12 .89

See accompanying notes.

556

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

3.45%(d)	$64,917	0 .44%	0 .58%	2 .79%	19 .8%
13.62 (d)	61,486	0 .51	0 .57	3 .05	46 .9
12.58 (d)	55,434	0 .62	0 .67	2 .91	35 .9
(23.13) (d)	60,289	0 .60	–	4 .76	30 .7
5.08 (d)	95,309	0 .67	–	3 .82	25 .3

3.88	468,065	0 .04	–	3 .18	19 .8
14.08	459,110	0 .04	–	3 .42	46 .9
13.23	365,053	0 .10	–	3 .32	35 .9
(22.81)	287,888	0 .13	–	5 .13	30 .7
5.68	341,609	0 .12	–	4 .33	25 .3

3.00	11,393	0 .92	–	2 .33	19 .8
13.03	11,735	0 .92	–	2 .48	46 .9
12.25	8,850	0 .98	–	2 .43	35 .9
(23.47)	6,026	1 .01	–	4 .00	30 .7
4.68	4,777	1 .00	–	3 .61	25 .3

3.20	11,365	0 .79	–	2 .53	19 .8
13.15	16,425	0 .79	–	3 .00	46 .9
12.47	19,416	0 .85	–	2 .62	35 .9
(23.41)	17,792	0 .88	–	4 .51	30 .7
4.91	25,462	0 .87	–	3 .62	25 .3

3.30	32,636	0 .61	–	2 .60	19 .8
13.43	31,798	0 .61	–	2 .91	46 .9
12.59	26,642	0 .67	–	2 .79	35 .9
(23.27)	24,573	0 .70	–	4 .58	30 .7
5.11	29,428	0 .69	–	3 .75	25 .3

3.51	28,249	0 .42	–	2 .77	19 .8
13.73	27,722	0 .42	–	3 .04	46 .9
12.80	23,304	0 .48	–	2 .95	35 .9
(23.12)	16,933	0 .51	–	4 .48	30 .7
5.30	11,742	0 .50	–	3 .91	25 .3

3.54	38,375	0 .30	–	2 .99	19 .8
13.86	37,720	0 .30	–	3 .40	46 .9
12.89	38,223	0 .36	–	3 .09	35 .9
(23.00)	33,264	0 .39	–	4 .84	30 .7
5.49	35,806	0 .38	–	4 .09	25 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

557

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
REAL ESTATE SECURITIES FUND
Class J shares
2011	$15.51	$0 .05	$1 .63	$1 .68	($0 .14)	$–	($0 .14)	$17.05
2010	11.38	0 .21	4 .15	4 .36	( 0 .23)	–	( 0 .23)	15 .51
2009	11.60	0 .25	( 0 .21)	0 .04	( 0 .26)	–	( 0 .26)	11 .38
2008	24.61	0 .24	( 7 .25)	( 7 .01)	( 0 .27)	(5.73)	( 6 .00)	11 .60
2007	27.21	0 .15	( 0 .60)	( 0 .45)	( 0 .08)	(2.07)	( 2 .15)	24 .61
Institutional shares
2011	15.84	0 .14	1 .65	1 .79	( 0 .22)	–	( 0 .22)	17 .41
2010	11.62	0 .30	4 .23	4 .53	( 0 .31)	–	( 0 .31)	15 .84
2009	11.83	0 .31	( 0 .20)	0 .11	( 0 .32)	–	( 0 .32)	11 .62
2008	24.96	0 .33	( 7 .37)	( 7 .04)	( 0 .36)	(5.73)	( 6 .09)	11 .83
2007	27.56	0 .26	( 0 .55)	( 0 .29)	( 0 .24)	(2.07)	( 2 .31)	24 .96
R-1 shares
2011	15.70	( 0 .01)	1 .64	1 .63	( 0 .08)	–	( 0 .08)	17 .25
2010	11.52	0 .17	4 .20	4 .37	( 0 .19)	–	( 0 .19)	15 .70
2009	11.74	0 .22	( 0 .20)	0 .02	( 0 .24)	–	( 0 .24)	11 .52
2008	24.82	0 .19	( 7 .31)	( 7 .12)	( 0 .23)	(5.73)	( 5 .96)	11 .74
2007	27.47	0 .05	( 0 .57)	( 0 .52)	( 0 .06)	(2.07)	( 2 .13)	24 .82
R-2 shares
2011	15.31	0 .01	1 .60	1 .61	( 0 .10)	–	( 0 .10)	16 .82
2010	11.24	0 .19	4 .09	4 .28	( 0 .21)	–	( 0 .21)	15 .31
2009	11.46	0 .24	( 0 .20)	0 .04	( 0 .26)	–	( 0 .26)	11 .24
2008	24.39	0 .21	( 7 .16)	( 6 .95)	( 0 .25)	(5.73)	( 5 .98)	11 .46
2007	27.00	0 .14	( 0 .61)	( 0 .47)	( 0 .07)	(2.07)	( 2 .14)	24 .39
R-3 shares
2011	15.57	0 .04	1 .63	1 .67	( 0 .13)	–	( 0 .13)	17 .11
2010	11.42	0 .22	4 .17	4 .39	( 0 .24)	–	( 0 .24)	15 .57
2009	11.64	0 .26	( 0 .21)	0 .05	( 0 .27)	–	( 0 .27)	11 .42
2008	24.67	0 .24	( 7 .26)	( 7 .02)	( 0 .28)	(5.73)	( 6 .01)	11 .64
2007	27.27	0 .18	( 0 .62)	( 0 .44)	( 0 .09)	(2.07)	( 2 .16)	24 .67
R-4 shares
2011	15.45	0 .07	1 .62	1 .69	( 0 .16)	–	( 0 .16)	16 .98
2010	11.34	0 .24	4 .13	4 .37	( 0 .26)	–	( 0 .26)	15 .45
2009	11.56	0 .27	( 0 .20)	0 .07	( 0 .29)	–	( 0 .29)	11 .34
2008	24.54	0 .27	( 7 .21)	( 6 .94)	( 0 .31)	(5.73)	( 6 .04)	11 .56
2007	27.14	0 .21	( 0 .60)	( 0 .39)	( 0 .14)	(2.07)	( 2 .21)	24 .54
R-5 shares
2011	15.48	0 .09	1 .61	1 .70	( 0 .18)	–	( 0 .18)	17 .00
2010	11.36	0 .26	4 .14	4 .40	( 0 .28)	–	( 0 .28)	15 .48
2009	11.57	0 .28	( 0 .19)	0 .09	( 0 .30)	–	( 0 .30)	11 .36
2008	24.56	0 .29	( 7 .23)	( 6 .94)	( 0 .32)	(5.73)	( 6 .05)	11 .57
2007	27.16	0 .26	( 0 .62)	( 0 .36)	( 0 .17)	(2.07)	( 2 .24)	24 .56

See accompanying notes.

558

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

10 .88%(c)	$132,486	1.33%	1 .47%	0 .32%	29 .3%
38 .58 (c)	128,423	1.44	1 .51	1 .52	52 .2
0 .97 (c)	96,382	1.55	1 .60	2 .65	57 .3
(36 .13) (c)	107,631	1.43	–	1 .48	47 .2
(2 .12) (c)	195,723	1.47	–	0 .59	77 .8 (d)

11 .39	1,252,657	0.85	–	0 .81	29 .3
39 .37	1,303,556	0.85	–	2 .14	52 .2
1 .74	1,137,929	0.85	–	3 .22	57 .3
(35 .71)	894,685	0.84	–	2 .05	47 .2
(1 .48)	1,110,332	0.83	–	1 .04	77 .8 (d)

10 .44	6,951	1.71	–	(0 .05)	29 .3
38 .22	6,794	1.71	–	1 .22	52 .2
0 .82	4,205	1.72	–	2 .30	57 .3
(36 .25)	2,945	1.72	–	1 .17	47 .2
(2 .38)	3,842	1.71	–	0 .22	77 .8 (d)

10 .56	13,043	1.58	–	0 .08	29 .3
38 .36	14,881	1.58	–	1 .38	52 .2
0 .95	11,684	1.59	–	2 .56	57 .3
(36 .18)	11,889	1.59	–	1 .31	47 .2
(2 .23)	22,550	1.58	–	0 .58	77 .8 (d)

10 .77	39,405	1.40	–	0 .25	29 .3
38 .69	39,463	1.40	–	1 .58	52 .2
1 .12	32,669	1.41	–	2 .70	57 .3
(36 .08)	28,885	1.41	–	1 .48	47 .2
(2 .06)	42,136	1.40	–	0 .73	77 .8 (d)

11 .02	32,332	1.21	–	0 .42	29 .3
38 .89	23,587	1.21	–	1 .73	52 .2
1 .32	14,963	1.22	–	2 .85	57 .3
(35 .94)	12,277	1.22	–	1 .67	47 .2
(1 .88)	16,259	1.21	–	0 .86	77 .8 (d)

11 .07	95,630	1.09	–	0 .53	29 .3
39 .05	59,168	1.09	–	1 .91	52 .2
1 .52	52,653	1.10	–	2 .90	57 .3
(35 .89)	40,951	1.10	–	1 .81	47 .2
(1 .76)	74,228	1.09	–	1 .05	77 .8 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

See accompanying notes.

559

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends		Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Redemption Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions	Fees	of Period
SAM BALANCED PORTFOLIO
Class J shares
2011	$12 .16	$0 .26	$0 .23	$0 .49	($0 .28)	$–	($0 .28)	$–	$12.37
2010	10.76	0.23	1 .43	1 .66	( 0 .26)	–	(0.26)	–	12 .16
2009	10.64	0.24	1 .07	1 .31	( 0 .28)	( 0 .91)	(1.19)	–	10 .76
2008	15.90	0.26	( 4 .28)	( 4 .02)	( 0 .47)	( 0 .77)	(1.24)	–	10 .64
2007(e)	14.69	0.15	1 .19	1 .34	( 0 .14)	–	(0.14)	0 .01	15 .90
Institutional shares
2011	12.31	0.31	0 .23	0 .54	( 0 .33)	–	(0.33)	–	12 .52
2010	10.88	0.28	1 .46	1 .74	( 0 .31)	–	(0.31)	–	12 .31
2009	10.74	0.30	1 .07	1 .37	( 0 .32)	( 0 .91)	(1.23)	–	10 .88
2008	16.03	0.42	( 4 .39)	( 3 .97)	( 0 .55)	( 0 .77)	(1.32)	–	10 .74
2007(e)	14.69	0.22	1 .33	1 .55	( 0 .21)	–	(0.21)	–	16 .03
R-1 shares
2011	12.29	0.21	0 .22	0 .43	( 0 .22)	–	(0.22)	–	12 .50
2010	10.86	0.19	1 .45	1 .64	( 0 .21)	–	(0.21)	–	12 .29
2009	10.73	0.21	1 .08	1 .29	( 0 .25)	( 0 .91)	(1.16)	–	10 .86
2008	16.03	0.20	( 4 .30)	( 4 .10)	( 0 .43)	( 0 .77)	(1.20)	–	10 .73
2007(e)	14.69	0.11	1 .35	1 .46	( 0 .12)	–	(0.12)	–	16 .03
R-2 shares
2011	12.27	0.22	0 .22	0 .44	( 0 .23)	–	(0.23)	–	12 .48
2010	10.86	0.18	1 .47	1 .65	( 0 .24)	–	(0.24)	–	12 .27
2009	10.73	0.21	1 .09	1 .30	( 0 .26)	( 0 .91)	(1.17)	–	10 .86
2008	16.03	0.28	( 4 .36)	( 4 .08)	( 0 .45)	( 0 .77)	(1.22)	–	10 .73
2007(e)	14.69	0.12	1 .35	1 .47	( 0 .13)	–	(0.13)	–	16 .03
R-3 shares
2011	12.29	0.25	0 .22	0 .47	( 0 .26)	–	(0.26)	–	12 .50
2010	10.87	0.22	1 .45	1 .67	( 0 .25)	–	(0.25)	–	12 .29
2009	10.73	0.26	1 .07	1 .33	( 0 .28)	( 0 .91)	(1.19)	–	10 .87
2008	16.03	0.30	( 4 .36)	( 4 .06)	( 0 .47)	( 0 .77)	(1.24)	–	10 .73
2007(e)	14.69	0.19	1 .30	1 .49	( 0 .15)	–	(0.15)	–	16 .03
R-4 shares
2011	12.31	0.25	0 .24	0 .49	( 0 .28)	–	(0.28)	–	12 .52
2010	10.88	0.23	1 .47	1 .70	( 0 .27)	–	(0.27)	–	12 .31
2009	10.74	0.25	1 .09	1 .34	( 0 .29)	( 0 .91)	(1.20)	–	10 .88
2008	16.04	0.42	( 4 .45)	( 4 .03)	( 0 .50)	( 0 .77)	(1.27)	–	10 .74
2007(e)	14.69	0.20	1 .32	1 .52	( 0 .17)	–	(0.17)	–	16 .04
R-5 shares
2011	12.31	0.26	0 .24	0 .50	( 0 .29)	–	(0.29)	–	12 .52
2010	10.88	0.27	1 .45	1 .72	( 0 .29)	–	(0.29)	–	12 .31
2009	10.74	0.26	1 .09	1 .35	( 0 .30)	( 0 .91)	(1.21)	–	10 .88
2008	16.03	0.30	( 4 .31)	( 4 .01)	( 0 .51)	( 0 .77)	(1.28)	–	10 .74
2007(e)	14.69	0.18	1 .35	1 .53	( 0 .19)	–	(0.19)	–	16 .03

See accompanying notes.

560

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses to	Expenses to	Investment Income	Portfolio
	Period (in	Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

4.03%(d)	$514,475	0.73%	0 .87%	2 .11%	29 .6%
15.59 (d)	396,058	0.85	0 .92	1 .98	13 .2
14.31 (d)	217,421	0.95	1 .13	2 .46	5 .1
(27.20) (d)	58,350	0.95	–	2 .00	34 .8
9.27 (d),(f)	2,597	0.95 (g)	–	1.21 (g)	14.6 (g)

4.36	227,083	0.36	0 .36	2 .44	29 .6
16.23	122,317	0.38	0 .38	2 .43	13 .2
14.89	65,662	0.39	0 .42	2 .99	5 .1
(26.71)	21,448	0.33	–	3 .14	34 .8
10.67 (f)	1,385	0.31 (g)	–	1.82 (g)	14.6 (g)

3.48	5,207	1.22	–	1 .65	29 .6
15.28	4,716	1.23	–	1 .63	13 .2
13.94	3,442	1.24	–	2.14	5.1
(27.41)	1,064	1.21	–	1 .57	34 .8
9.95 (f)	17	1.19 (g)	–	0.92 (g)	14.6 (g)

3.62	6,834	1.09	–	1 .72	29 .6
15.40	4,134	1.10	–	1 .56	13 .2
14.07	907	1.11	–	2.07	5.1
(27.32)	146	1.08	–	2 .19	34 .8
10.06 (f)	17	1.06 (g)	–	1.02 (g)	14.6 (g)

3.84	26,556	0.91	–	1 .94	29 .6
15.55	17,127	0.92	–	1 .94	13 .2
14.36	10,185	0.93	–	2.59	5.1
(27.19)	3,627	0.90	–	2 .28	34 .8
10.21 (f)	1,181	0.88 (g)	–	1.50 (g)	14.6 (g)

4.01	19,290	0.72	–	2 .00	29 .6
15.80	8,067	0.73	–	2 .02	13 .2
14.53	5,895	0.74	–	2.45	5.1
(27.04)	1,874	0.71	–	3 .16	34 .8
10.43 (f)	1,497	0.69 (g)	–	1.61 (g)	14.6 (g)

4.11	39,852	0.60	–	2 .08	29 .6
15.97	21,643	0.61	–	2 .31	13 .2
14.64	13,328	0.62	–	2.61	5.1
(26.90)	3,691	0.59	–	2 .50	34 .8
(10.47) (f)	11	0.57 (g)	–	1.54 (g)	14.6 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

561

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
2011	$10 .36	$0.29	$0 .10	$0 .39	($0 .29)	$–	($0 .29)	$10.46
2010	9.39	0 .27	0 .99	1 .26	( 0 .29)	–	( 0 .29)	10 .36
2009	8.77	0 .28	1 .01	1 .29	( 0 .30)	(0.37)	( 0 .67)	9 .39
2008	11.86	0 .29	( 2 .56)	( 2 .27)	( 0 .41)	(0.41)	( 0 .82)	8 .77
2007(e)	11.17	0 .21	0 .67	0 .88	( 0 .19)	–	( 0 .19)	11 .86
Institutional shares
2011	10.39	0 .32	0 .10	0 .42	( 0 .33)	–	( 0 .33)	10 .48
2010	9.41	0 .31	1 .00	1 .31	( 0 .33)	–	( 0 .33)	10 .39
2009	8.78	0 .34	1 .00	1 .34	( 0 .34)	(0.37)	( 0 .71)	9 .41
2008	11.87	0 .35	( 2 .55)	( 2 .20)	( 0 .48)	(0.41)	( 0 .89)	8 .78
2007(e)	11.17	0 .26	0 .68	0 .94	( 0 .24)	–	( 0 .24)	11 .87
R-1 shares
2011	10.36	0 .24	0 .09	0 .33	( 0 .24)	–	( 0 .24)	10 .45
2010	9.39	0 .22	1 .01	1 .23	( 0 .26)	–	( 0 .26)	10 .36
2009	8.78	0 .26	0 .99	1 .25	( 0 .27)	(0.37)	( 0 .64)	9 .39
2008	11.86	0 .28	( 2 .56)	( 2 .28)	( 0 .39)	(0.41)	( 0 .80)	8 .78
2007(e)	11.17	0 .18	0 .67	0 .85	( 0 .16)	–	( 0 .16)	11 .86
R-2 shares
2011	10.39	0 .26	0 .09	0 .35	( 0 .24)	–	( 0 .24)	10 .50
2010	9.42	0 .23	1 .01	1 .24	( 0 .27)	–	( 0 .27)	10 .39
2009	8.78	0 .26	1 .02	1 .28	( 0 .27)	(0.37)	( 0 .64)	9 .42
2008	11.86	0 .28	( 2 .55)	( 2 .27)	( 0 .40)	(0.41)	( 0 .81)	8 .78
2007(e)	11.17	0 .19	0 .68	0 .87	( 0 .18)	–	( 0 .18)	11 .86
R-3 shares
2011	10.38	0 .27	0 .10	0 .37	( 0 .28)	–	( 0 .28)	10 .47
2010	9.40	0 .27	0 .99	1 .26	( 0 .28)	–	( 0 .28)	10 .38
2009	8.78	0 .28	1 .01	1 .29	( 0 .30)	(0.37)	( 0 .67)	9 .40
2008	11.87	0 .36	( 2 .62)	( 2 .26)	( 0 .42)	(0.41)	( 0 .83)	8 .78
2007(e)	11.17	0 .23	0 .66	0 .89	( 0 .19)	–	( 0 .19)	11 .87
R-4 shares
2011	10.38	0 .30	0 .09	0 .39	( 0 .29)	–	( 0 .29)	10 .48
2010	9.40	0 .29	0 .99	1 .28	( 0 .30)	–	( 0 .30)	10 .38
2009	8.78	0 .30	1 .00	1 .30	( 0 .31)	(0.37)	( 0 .68)	9 .40
2008	11.86	0 .41	( 2 .64)	( 2 .23)	( 0 .44)	(0.41)	( 0 .85)	8 .78
2007(e)	11.17	0 .24	0 .66	0 .90	( 0 .21)	–	( 0 .21)	11 .86
R-5 shares
2011	10.38	0 .28	0 .13	0 .41	( 0 .31)	–	( 0 .31)	10 .48
2010	9.41	0 .29	0 .99	1 .28	( 0 .31)	–	( 0 .31)	10 .38
2009	8.78	0 .32	1 .00	1 .32	( 0 .32)	(0.37)	( 0 .69)	9 .41
2008	11.86	0 .34	( 2 .56)	( 2 .22)	( 0 .45)	(0.41)	( 0 .86)	8 .78
2007(e)	11.17	0 .24	0 .67	0 .91	( 0 .22)	–	( 0 .22)	11 .86

See accompanying notes.

562

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses to	Expenses to	Investment Income	Portfolio
	Period (in	Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

3.82%(d)	$237,106	0.73%	0 .88%	2 .72%	21 .4%
13.60 (d)	175,583	0.84	0 .91	2 .72	11 .4
15.91 (d)	94,045	0.95	1 .13	3 .25	9 .2
(20.34) (d)	26,828	0.95	–	2 .85	27 .7
7.92 (d),(f)	904	0.95 (g)	–	2.33 (g)	12.7 (g)

4.08	92,804	0.37	0 .37	3 .06	21 .4
14.18	60,420	0.39	0 .39	3 .18	11 .4
16.57	36,114	0.39	0 .44	3 .89	9 .2
(19.83)	16,825	0.33	–	3 .41	27 .7
8.52 (f)	730	0.31 (g)	–	2.90 (g)	12.7 (g)

3.23	3,256	1.22	–	2 .24	21 .4
13.27	2,580	1.23	–	2 .25	11 .4
15.47	983	1.24	–	2.98	9.2
(20.46)	285	1.21	–	2 .70	27 .7
7.71 (f)	11	1.19 (g)	–	1.99 (g)	12.7 (g)

3.43	3,083	1.09	–	2 .43	21 .4
13.32	4,251	1.10	–	2 .29	11 .4
15.74	1,167	1.11	–	2.99	9.2
(20.36)	545	1.08	–	2 .67	27 .7
7.82 (f)	24	1.06 (g)	–	2.10 (g)	12.7 (g)

3.57	15,468	0.91	–	2 .52	21 .4
13.63	8,726	0.92	–	2 .69	11 .4
15.90	5,014	0.93	–	3.18	9.2
(20.28)	1,059	0.90	–	3 .43	27 .7
8.06 (f)	692	0.88 (g)	–	2.51 (g)	12.7 (g)

3.83	4,674	0.72	–	2 .81	21 .4
13.82	4,294	0.73	–	2 .90	11 .4
16.04	3,438	0.74	–	3.43	9.2
(20.06)	1,413	0.71	–	3 .85	27 .7
8.12 (f)	349	0.69 (g)	–	2.64 (g)	12.7 (g)

3.96	11,243	0.60	–	2 .67	21 .4
13.86	4,233	0.61	–	2 .98	11 .4
16.29	1,605	0.62	–	3.68	9.2
(19.96)	879	0.59	–	3 .49	27 .7
8.23 (f)	11	0.57 (g)	–	2.62 (g)	12.7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

563

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
2011	$12.81	$0 .18	$0 .35	$0 .53	($0 .19)	$–	($0 .19)	$13.15
2010	11.12	0 .14	1 .74	1 .88	( 0 .19)	–	( 0 .19)	12 .81
2009	11.39	0 .17	0 .94	1 .11	( 0 .23)	(1.15)	( 1 .38)	11 .12
2008	18.75	0 .17	( 6 .03)	( 5 .86)	( 0 .42)	(1.08)	( 1 .50)	11 .39
2007(e)	16.75	0 .03	1 .97	2 .00	–	–	–	18 .75
Institutional shares
2011	12.94	0 .23	0 .36	0 .59	( 0 .24)	–	( 0 .24)	13 .29
2010	11.22	0 .20	1 .75	1 .95	( 0 .23)	–	( 0 .23)	12 .94
2009	11.45	0 .21	0 .98	1 .19	( 0 .27)	(1.15)	( 1 .42)	11 .22
2008	18.85	0 .25	( 6 .05)	( 5 .80)	( 0 .52)	(1.08)	( 1 .60)	11 .45
2007(e)	16.75	0 .12	1 .98	2 .10	–	–	–	18 .85
R-1 shares
2011	12.76	0 .12	0 .33	0 .45	( 0 .14)	–	( 0 .14)	13 .07
2010	11.09	0 .09	1 .74	1 .83	( 0 .16)	–	( 0 .16)	12 .76
2009	11.36	0 .14	0 .95	1 .09	( 0 .21)	(1.15)	( 1 .36)	11 .09
2008	18.72	0 .10	( 6 .01)	( 5 .91)	( 0 .37)	(1.08)	( 1 .45)	11 .36
2007(e)	16.75	( 0 .01)	1 .98	1 .97	–	–	–	18 .72
R-2 shares
2011	12.77	0 .13	0 .34	0 .47	( 0 .16)	–	( 0 .16)	13 .08
2010	11.09	0 .10	1 .75	1 .85	( 0 .17)	–	( 0 .17)	12 .77
2009	11.37	0 .15	0 .95	1 .10	( 0 .23)	(1.15)	( 1 .38)	11 .09
2008	18.74	0 .25	( 6 .14)	( 5 .89)	( 0 .40)	(1.08)	( 1 .48)	11 .37
2007(e)	16.75	–	1.99	1.99	–	–	–	18 .74
R-3 shares
2011	12.83	0 .18	0 .32	0 .50	( 0 .18)	–	( 0 .18)	13 .15
2010	11.15	0 .14	1 .74	1 .88	( 0 .20)	–	( 0 .20)	12 .83
2009	11.40	0 .15	0 .98	1 .13	( 0 .23)	(1.15)	( 1 .38)	11 .15
2008	18.77	0 .27	( 6 .13)	( 5 .86)	( 0 .43)	(1.08)	( 1 .51)	11 .40
2007(e)	16.75	0 .08	1 .94	2 .02	–	–	–	18 .77
R-4 shares
2011	12.90	0 .17	0 .37	0 .54	( 0 .20)	–	( 0 .20)	13 .24
2010	11.19	0 .15	1 .75	1 .90	( 0 .19)	–	( 0 .19)	12 .90
2009	11.41	0 .17	0 .99	1 .16	( 0 .23)	(1.15)	( 1 .38)	11 .19
2008	18.79	0 .42	( 6 .26)	( 5 .84)	( 0 .46)	(1.08)	( 1 .54)	11 .41
2007(e)	16.75	0 .10	1 .94	2 .04	–	–	–	18 .79
R-5 shares
2011	12.87	0 .16	0 .39	0 .55	( 0 .21)	–	( 0 .21)	13 .21
2010	11.17	0 .18	1 .74	1 .92	( 0 .22)	–	( 0 .22)	12 .87
2009	11.42	0 .19	0 .97	1 .16	( 0 .26)	(1.15)	( 1 .41)	11 .17
2008	18.81	0 .10	( 5 .93)	( 5 .83)	( 0 .48)	(1.08)	( 1 .56)	11 .42
2007(e)	16.75	0 .08	1 .98	2 .06	–	–	–	18 .81

See accompanying notes.

564

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross
	Net Assets, End of	Ratio of Expenses	Expenses to	Ratio of Net	Portfolio
	Period (in	to Average Net	Average Net	Investment Income to	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Average Net Assets	Rate

4.10%(d)	$234,693	0.74%	0 .88%	1 .33%	31 .9%
17.07 (d)	181,273	0.85	0 .92	1 .16	15 .4
12.01 (d)	108,969	0.95	1 .12	1 .65	4 .2
(33.82) (d)	37,408	0.95	–	1 .20	32 .4
11.94 (d),(f)	3,643	0.95 (g)	–	0.22 (g)	16.2 (g)

4.51	146,347	0.35	0 .35	1 .68	31 .9
17.60	94,846	0.38	0 .38	1 .63	15 .4
12.76	54,041	0.39	0 .42	2 .10	4 .2
(33.43)	16,776	0.33	–	1 .72	32 .4
12.54 (f)	1,459	0.31 (g)	–	0.86 (g)	16.2 (g)

3.52	3,541	1.22	–	0 .92	31 .9
16.63	3,766	1.23	–	0 .75	15 .4
11.80	2,213	1.24	–	1.44	4.2
(34.04)	1,078	1.21	–	0 .72	32 .4
11.76 (f)	24	1.19 (g)	–	(0 .05) (g)	16 .2 (g)

3.67	5,411	1.09	–	0 .99	31 .9
16.80	5,194	1.10	–	0 .82	15 .4
11.95	2,476	1.11	–	1.54	4.2
(33.97)	939	1.08	–	1 .71	32 .4
11.88 (f)	30	1.06 (g)	–	0.00 (g)	16.2 (g)

3.86	12,199	0.91	–	1 .36	31 .9
16.98	10,094	0.92	–	1 .14	15 .4
12.11	7,308	0.93	–	1.43	4.2
(33.80)	1,487	0.90	–	1 .85	32 .4
12.06 (f)	721	0.88 (g)	–	0.58 (g)	16.2 (g)

4.14	10,662	0.72	–	1 .29	31 .9
17.16	7,704	0.73	–	1 .23	15 .4
12.40	6,393	0.74	–	1.66	4.2
(33.69)	2,352	0.71	–	2 .75	32 .4
12.18 (f)	3,040	0.69 (g)	–	0.68 (g)	16.2 (g)

4.23	31,447	0.60	–	1 .18	31 .9
17.35	12,668	0.61	–	1 .47	15 .4
12.53	8,327	0.62	–	1.84	4.2
(33.62)	3,708	0.59	–	0 .83	32 .4
12.30 (f)	15	0.57 (g)	–	0.56 (g)	16.2 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

565

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
2011	$11 .24	$0.38	$0 .02	$0 .40	($0 .39)	$–	($0 .39)	$11.25
2010	10.39	0 .35	0 .90	1 .25	( 0 .40)	–	( 0 .40)	11 .24
2009	9.46	0 .38	1 .19	1 .57	( 0 .40)	(0.24)	( 0 .64)	10 .39
2008	11.89	0 .37	( 2 .10)	( 1 .73)	( 0 .43)	(0.27)	( 0 .70)	9 .46
2007(e)	11.58	0 .30	0 .29	0 .59	( 0 .28)	–	( 0 .28)	11 .89
Institutional shares
2011	11.28	0 .42	0 .02	0 .44	( 0 .43)	–	( 0 .43)	11 .29
2010	10.42	0 .41	0 .91	1 .32	( 0 .46)	–	( 0 .46)	11 .28
2009	9.48	0 .44	1 .18	1 .62	( 0 .44)	(0.24)	( 0 .68)	10 .42
2008	11.90	0 .42	( 2 .07)	( 1 .65)	( 0 .50)	(0.27)	( 0 .77)	9 .48
2007(e)	11.58	0 .36	0 .30	0 .66	( 0 .34)	–	( 0 .34)	11 .90
R-1 shares
2011	11.25	0 .33	0 .01	0 .34	( 0 .34)	–	( 0 .34)	11 .25
2010	10.39	0 .32	0 .91	1 .23	( 0 .37)	–	( 0 .37)	11 .25
2009	9.47	0 .36	1 .17	1 .53	( 0 .37)	(0.24)	( 0 .61)	10 .39
2008	11.89	0 .34	( 2 .08)	( 1 .74)	( 0 .41)	(0.27)	( 0 .68)	9 .47
2007(e)	11.58	0 .27	0 .30	0 .57	( 0 .26)	–	( 0 .26)	11 .89
R-2 shares
2011	11.27	0 .35	–	0 .35	( 0 .35)	–	( 0 .35)	11 .27
2010	10.41	0 .33	0 .91	1 .24	( 0 .38)	–	( 0 .38)	11 .27
2009	9.48	0 .37	1 .17	1 .54	( 0 .37)	(0.24)	( 0 .61)	10 .41
2008	11.90	0 .40	( 2 .13)	( 1 .73)	( 0 .42)	(0.27)	( 0 .69)	9 .48
2007(e)	11.58	0 .28	0 .31	0 .59	( 0 .27)	–	( 0 .27)	11 .90
R-3 shares
2011	11.27	0 .37	–	0 .37	( 0 .37)	–	( 0 .37)	11 .27
2010	10.41	0 .36	0 .90	1 .26	( 0 .40)	–	( 0 .40)	11 .27
2009	9.47	0 .38	1 .19	1 .57	( 0 .39)	(0.24)	( 0 .63)	10 .41
2008	11.90	0 .42	( 2 .14)	( 1 .72)	( 0 .44)	(0.27)	( 0 .71)	9 .47
2007(e)	11.58	0 .31	0 .29	0 .60	( 0 .28)	–	( 0 .28)	11 .90
R-4 shares
2011	11.27	0 .38	0 .02	0 .40	( 0 .39)	–	( 0 .39)	11 .28
2010	10.41	0 .37	0 .91	1 .28	( 0 .42)	–	( 0 .42)	11 .27
2009	9.47	0 .40	1 .19	1 .59	( 0 .41)	(0.24)	( 0 .65)	10 .41
2008	11.89	0 .46	( 2 .15)	( 1 .69)	( 0 .46)	(0.27)	( 0 .73)	9 .47
2007(e)	11.58	0 .33	0 .28	0 .61	( 0 .30)	–	( 0 .30)	11 .89
R-5 shares
2011	11.27	0 .39	0 .03	0 .42	( 0 .41)	–	( 0 .41)	11 .28
2010	10.41	0 .40	0 .89	1 .29	( 0 .43)	–	( 0 .43)	11 .27
2009	9.47	0 .41	1 .19	1 .60	( 0 .42)	(0.24)	( 0 .66)	10 .41
2008	11.89	0 .44	( 2 .12)	( 1 .68)	( 0 .47)	(0.27)	( 0 .74)	9 .47
2007(e)	11.58	0 .33	0 .29	0 .62	( 0 .31)	–	( 0 .31)	11 .89

See accompanying notes.

566

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses to	Expenses to	Investment Income	Portfolio
	Period (in	Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

3.61%(d)	$272,865	0.75%	0 .89%	3 .37%	19 .6%
12.29 (d)	151,199	0.90	0 .98	3 .25	9 .5
17.52 (d)	52,672	0.95	1 .23	3 .91	11 .4
(15.33) (d)	9,523	0.95	–	3 .47	35 .1
5.16 (d),(f)	501	0.95 (g)	–	3 .18 (g)	9 .7 (g)

3.96	58,782	0.39	0 .39	3 .71	19 .6
12.91	37,271	0.40	0 .43	3 .79	9 .5
18.12	18,965	0.39	0 .58	4 .50	11 .4
(14.69)	4,929	0.33	–	3 .85	35 .1
5.75 (f)	93	0.31 (g)	–	3 .90 (g)	9 .7 (g)

3.02	801	1.22	–	2 .95	19 .6
12.01	908	1.23	–	2.97	9.5
17.06	377	1.24	–	3 .70	11 .4
(15.45)	104	1.21	–	3 .19	35 .1
4.97 (f)	10	1.19 (g)	–	2 .94 (g)	9 .7 (g)

3.16	1,312	1.09	–	3 .04	19 .6
12.15	955	1.10	–	3.05	9.5
17.19	332	1.11	–	3 .83	11 .4
(15.33)	114	1.08	–	3 .68	35 .1
5.16 (f)	101	1.06 (g)	–	3 .02 (g)	9 .7 (g)

3.35	6,181	0.91	–	3 .30	19 .6
12.34	5,283	0.92	–	3.31	9.5
17.56	2,547	0.93	–	3 .88	11 .4
(15.27)	569	0.90	–	3 .85	35 .1
5.30 (f)	302	0.88 (g)	–	3 .37 (g)	9 .7 (g)

3.62	4,365	0.72	–	3 .37	19 .6
12.54	2,535	0.73	–	3.40	9.5
17.74	1,065	0.74	–	4 .15	11 .4
(15.04)	528	0.71	–	4 .17	35 .1
5.36 (f)	377	0.69 (g)	–	3 .55 (g)	9 .7 (g)

3.74	4,862	0.60	–	3 .47	19 .6
12.69	3,039	0.61	–	3.68	9.5
17.87	1,683	0.62	–	4 .21	11 .4
(14.93)	562	0.59	–	4 .17	35 .1
5.46 (f)	11	0.57 (g)	–	3 .59 (g)	9 .7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

567

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
2011	$13.85	$0 .10	$0 .46	$0 .56	($0 .13)	$–	($0 .13)	$14.28
2010	11.88	0 .10	2 .02	2 .12	( 0 .15)	–	( 0 .15)	13 .85
2009	12.05	0 .14	0 .94	1 .08	( 0 .09)	(1.16)	( 1 .25)	11 .88
2008	20.94	0 .10	( 7 .43)	( 7 .33)	( 0 .41)	(1.15)	( 1 .56)	12 .05
2007(e)	18.54	( 0 .03)	2 .43	2 .40	–	–	–	20 .94
Institutional shares
2011	13.97	0 .15	0 .47	0 .62	( 0 .19)	–	( 0 .19)	14 .40
2010	11.97	0 .16	2 .04	2 .20	( 0 .20)	–	( 0 .20)	13 .97
2009	12.12	0 .18	0 .97	1 .15	( 0 .14)	(1.16)	( 1 .30)	11 .97
2008	21.04	0 .26	( 7 .50)	( 7 .24)	( 0 .53)	(1.15)	( 1 .68)	12 .12
2007(e)	18.54	0 .06	2 .44	2 .50	–	–	–	21 .04
R-1 shares
2011	13.78	0 .05	0 .43	0 .48	( 0 .08)	–	( 0 .08)	14 .18
2010	11.84	0 .05	2 .02	2 .07	( 0 .13)	–	( 0 .13)	13 .78
2009	12.02	0 .10	0 .95	1 .05	( 0 .07)	(1.16)	( 1 .23)	11 .84
2008	20.90	0 .10	( 7 .46)	( 7 .36)	( 0 .37)	(1.15)	( 1 .52)	12 .02
2007(e)	18.54	( 0 .07)	2 .43	2 .36	–	–	–	20 .90
R-2 shares
2011	13.83	0 .04	0 .47	0 .51	( 0 .12)	–	( 0 .12)	14 .22
2010	11.88	0 .05	2 .04	2 .09	( 0 .14)	–	( 0 .14)	13 .83
2009	12.03	0 .13	0 .94	1 .07	( 0 .06)	(1.16)	( 1 .22)	11 .88
2008	20.92	0 .08	( 7 .43)	( 7 .35)	( 0 .39)	(1.15)	( 1 .54)	12 .03
2007(e)	18.54	( 0 .08)	2 .46	2 .38	–	–	–	20 .92
R-3 shares
2011	13.85	0 .07	0 .46	0 .53	( 0 .13)	–	( 0 .13)	14 .25
2010	11.89	0 .09	2 .03	2 .12	( 0 .16)	–	( 0 .16)	13 .85
2009	12.06	0 .12	0 .96	1 .08	( 0 .09)	(1.16)	( 1 .25)	11 .89
2008	20.95	0 .26	( 7 .57)	( 7 .31)	( 0 .43)	(1.15)	( 1 .58)	12 .06
2007(e)	18.54	0 .02	2 .39	2 .41	–	–	–	20 .95
R-4 shares
2011	13.92	0 .09	0 .47	0 .56	( 0 .14)	–	( 0 .14)	14 .34
2010	11.92	0 .11	2 .04	2 .15	( 0 .15)	–	( 0 .15)	13 .92
2009	12.07	0 .14	0 .97	1 .11	( 0 .10)	(1.16)	( 1 .26)	11 .92
2008	20.98	0 .38	( 7 .68)	( 7 .30)	( 0 .46)	(1.15)	( 1 .61)	12 .07
2007(e)	18.54	0 .04	2 .40	2 .44	–	–	–	20 .98
R-5 shares
2011	13.89	0 .07	0 .50	0 .57	( 0 .16)	–	( 0 .16)	14 .30
2010	11.92	0 .14	2 .02	2 .16	( 0 .19)	–	( 0 .19)	13 .89
2009	12.09	0 .17	0 .95	1 .12	( 0 .13)	(1.16)	( 1 .29)	11 .92
2008	21.00	0 .09	( 7 .37)	( 7 .28)	( 0 .48)	(1.15)	( 1 .63)	12 .09
2007(e)	18.54	0 .01	2 .45	2 .46	–	–	–	21 .00

See accompanying notes.

568

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross
	Net Assets, End of	Ratio of Expenses	Expenses to	Ratio of Net	Portfolio
	Period (in	to Average Net	Average Net	Investment Income to	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Average Net Assets	Rate

4.03%(d)	$152,460	0.76%	0 .90%	0 .70%	37 .7%
17.98 (d)	124,141	0.88	0 .95	0 .76	15 .6
10.90 (d)	82,014	0.95	1 .12	1 .33	3 .7
(37.62) (d)	40,275	0.95	–	0 .66	32 .5
12.94 (d),(f)	3,826	0.95 (g)	–	(0 .22) (g)	15 .7 (g)

4.40	72,005	0.37	0 .37	1 .05	37 .7
18.53	46,704	0.40	0 .40	1 .23	15 .6
11.51	27,844	0.39	0 .48	1 .66	3 .7
(37.19)	9,008	0.33	–	1 .64	32 .5
13.48 (f)	1,481	0.31 (g)	–	0.36 (g)	15.7 (g)

3.49	3,184	1.22	–	0 .34	37 .7
17.54	3,515	1.23	–	0 .41	15 .6
10.59	2,477	1.24	–	0.91	3.7
(37.80)	988	1.21	–	0 .65	32 .5
12.73 (f)	44	1.19 (g)	–	(0 .48) (g)	15 .7 (g)

3.66	2,097	1.09	–	0 .25	37 .7
17.74	1,449	1.10	–	0 .42	15 .6
10.75	508	1.11	–	1.21	3.7
(37.73)	290	1.08	–	0 .52	32 .5
12.84 (f)	45	1.06 (g)	–	(0 .50) (g)	15 .7 (g)

3.81	9,964	0.91	–	0 .48	37 .7
17.91	6,761	0.92	–	0 .72	15 .6
10.89	4,093	0.93	–	1.15	3.7
(37.56)	1,011	0.90	–	1 .60	32 .5
13.00 (f)	780	0.88 (g)	–	0.15 (g)	15.7 (g)

4.04	4,660	0.72	–	0 .63	37 .7
18.17	2,638	0.73	–	0 .85	15 .6
11.12	2,638	0.74	–	1.33	3.7
(37.49)	1,134	0.71	–	2 .27	32 .5
13.16 (f)	1,305	0.69 (g)	–	0.22 (g)	15.7 (g)

4.10	12,656	0.60	–	0 .51	37 .7
18.27	4,517	0.61	–	1 .11	15 .6
11.27	1,324	0.62	–	1.60	3.7
(37.37)	1,077	0.59	–	0 .65	32 .5
13.27 (f)	11	0.57 (g)	–	0.10 (g)	15.7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

569

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
SHORT-TERM INCOME FUND(c)
Class J shares
2011	$12 .17	$0 .24	($0 .19)	$0 .05	($0 .26)	($0 .26)	$11 .96	0 .43%(d)
2010(e)	12.00	0.08	0 .16	0 .24	( 0 .07)	( 0 .07)	12.17	2 .04 (d),(f)
Institutional shares
2011	12.16	0.31	( 0 .18)	0 .13	( 0 .33)	( 0 .33)	11.96	1 .05
2010	11.84	0.36	0 .32	0 .68	( 0 .36)	( 0 .36)	12.16	5 .82
2009	11.17	0.46	0 .67	1 .13	( 0 .46)	( 0 .46)	11.84	10 .35
2008	11.60	0.48	( 0 .43)	0 .05	( 0 .48)	( 0 .48)	11.17	0 .40
2007	11.60	0.29	0 .16	0 .45	( 0 .45)	( 0 .45)	11.60	4 .68
R-1 shares
2011	12.17	0.21	( 0 .19)	0 .02	( 0 .23)	( 0 .23)	11.96	0 .14
2010(e)	12.00	0.07	0 .17	0 .24	( 0 .07)	( 0 .07)	12.17	1 .97 (f)
R-2 shares
2011	12.17	0.22	( 0 .19)	0 .03	( 0 .24)	( 0 .24)	11.96	0 .26
2010(e)	12.00	0.07	0 .17	0 .24	( 0 .07)	( 0 .07)	12.17	2 .01 (f)
R-3 shares
2011	12.17	0.25	( 0 .20)	0 .05	( 0 .26)	( 0 .26)	11.96	0 .45
2010(e)	12.00	0.08	0 .17	0 .25	( 0 .08)	( 0 .08)	12.17	2 .06 (f)
R-4 shares
2011	12.17	0.27	( 0 .18)	0 .09	( 0 .29)	( 0 .29)	11.97	0 .73
2010(e)	12.00	0.09	0 .16	0 .25	( 0 .08)	( 0 .08)	12.17	2 .13 (f)
R-5 shares
2011	12.17	0.28	( 0 .19)	0 .09	( 0 .30)	( 0 .30)	11.96	0 .77
2010(e)	12.00	0.09	0 .17	0 .26	( 0 .09)	( 0 .09)	12.17	2 .16 (f)

See accompanying notes.

570

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End		Expenses to	Investment Income
of Period (in	Ratio of Expenses to	Average Net	to Average Net	Portfolio
thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

$73,750	1.01%	1.15%	2 .01%	43 .6%
52,874	1.07 (g)	1 .26 (g)	2 .11 (g)	54 .7 (g),(h)

626,736	0.47	0.47	2 .55	43 .6
473,931	0.50	0.50	3 .04	54 .7 (h)
291,633	0.53	0.53	4 .01	40 .8
256,944	0.48	–	4 .11	64 .5
168,551	0.51	–	4 .54	29 .4

1,076	1.30 (i)	–	1 .73	43 .6
788	1.30 (g),(i)	–	1 .88 (g)	54 .7 (g),(h)

243	1.18 (i)	–	1 .80	43 .6
229	1.18 (g),(i)	–	2 .00 (g)	54 .7 (g),(h)

2,997	0.99 (i)	–	2 .04	43 .6
3,302	0.99 (g),(i)	–	2 .19 (g)	54 .7 (g),(h)

1,063	0.79 (i)	–	2 .22	43 .6
505	0.79 (g),(i)	–	2 .40 (g)	54 .7 (g),(h)

2,377	0.68 (i)	–	2 .33	43 .6
1,540	0.68 (g),(i)	–	2 .51 (g)	54 .7 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from July 12, 2010, date operations commenced, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Fund.
(i)	Reflects Manager's contractual expense limit.

See accompanying notes.

571

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP BLEND FUND
Class J shares
2011	$12 .52	($0 .05)	$0 .81	$0 .76	$–	$–	$–	$13.28
2010	10.07	( 0 .02)	2 .47	2 .45	–	–	–	12 .52
2009	9.97	0 .03	0 .11	0 .14	( 0 .04)	–	( 0 .04)	10 .07
2008	17.27	0 .04	( 5 .91)	( 5 .87)	–	(1.43)	( 1 .43)	9 .97
2007	16.68	( 0 .03)	2 .02	1 .99	–	(1.40)	( 1 .40)	17 .27
Institutional shares
2011	13.37	0 .01	0 .86	0 .87	–	–	–	14 .24
2010	10.74	0 .05	2 .63	2 .68	( 0 .05)	–	( 0 .05)	13 .37
2009	10.62	0 .08	0 .11	0 .19	( 0 .07)	–	( 0 .07)	10 .74
2008	18.24	0 .08	( 6 .27)	( 6 .19)	–	(1.43)	( 1 .43)	10 .62
2007	17.45	0 .07	2 .12	2 .19	–	(1.40)	( 1 .40)	18 .24
R-1 shares
2011	12.78	( 0 .10)	0 .82	0 .72	–	–	–	13 .50
2010	10.31	( 0 .05)	2 .52	2 .47	–	–	–	12 .78
2009	10.20	–	0.11	0.11	–	–	–	10 .31
2008	17.72	( 0 .04)	( 6 .05)	( 6 .09)	–	(1.43)	( 1 .43)	10 .20
2007	17.13	( 0 .08)	2 .07	1 .99	–	(1.40)	( 1 .40)	17 .72
R-2 shares
2011	12.78	( 0 .09)	0 .83	0 .74	–	–	–	13 .52
2010	10.30	( 0 .04)	2 .52	2 .48	–	–	–	12 .78
2009	10.18	0 .01	0 .11	0 .12	–	–	–	10 .30
2008	17.67	( 0 .02)	( 6 .04)	( 6 .06)	–	(1.43)	( 1 .43)	10 .18
2007	17.06	( 0 .06)	2 .07	2 .01	–	(1.40)	( 1 .40)	17 .67
R-3 shares
2011	13.01	( 0 .06)	0 .84	0 .78	–	–	–	13 .79
2010	10.47	( 0 .02)	2 .56	2 .54	–	–	–	13 .01
2009	10.32	0 .03	0 .12	0 .15	–	–	–	10 .47
2008	17.86	–	( 6 .11)	( 6 .11)	–	(1.43)	( 1 .43)	10 .32
2007	17.21	( 0 .03)	2 .08	2 .05	–	(1.40)	( 1 .40)	17 .86
R-4 shares
2011	13.24	( 0 .04)	0 .86	0 .82	–	–	–	14 .06
2010	10.65	0 .01	2 .60	2 .61	( 0 .02)	–	( 0 .02)	13 .24
2009	10.51	0 .05	0 .12	0 .17	( 0 .03)	–	( 0 .03)	10 .65
2008	18.14	0 .03	( 6 .23)	( 6 .20)	–	(1.43)	( 1 .43)	10 .51
2007	17.42	–	2.12	2.12	–	(1.40)	( 1 .40)	18 .14
R-5 shares
2011	13.38	( 0 .02)	0 .86	0 .84	–	–	–	14 .22
2010	10.76	0 .02	2 .63	2 .65	( 0 .03)	–	( 0 .03)	13 .38
2009	10.61	0 .06	0 .12	0 .18	( 0 .03)	–	( 0 .03)	10 .76
2008	18.28	0 .05	( 6 .29)	( 6 .24)	–	(1.43)	( 1 .43)	10 .61
2007	17.54	0 .02	2 .12	2 .14	–	(1.40)	( 1 .40)	18 .28

See accompanying notes.

572

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross
	Net Assets, End of	Ratio of Expenses	Expenses to	Ratio of Net
	Period (in	to Average Net	Average Net	Investment Income to	Portfolio
Total Return	thousands)	Assets	Assets(b)	Average Net Assets Turnover Rate

6.07%(c)	$84,060	1.25%	1 .39%	(0 .35)%	76 .1%
24.33 (c)	86,986	1.35	1 .42	(0 .16)	65 .2
1.43 (c)	75,770	1.32	1 .35	0 .32	89 .5
(36.73) (c)	83,926	1.04	–	0 .32	55 .6
12.59 (c)	159,977	1.33	–	(0 .18)	60 .9

6.51	38,016	0.80	0 .80	0 .09	76 .1
25.03	35,729	0.80	0 .83	0 .39	65 .2
1.92	28,365	0.79	0 .85	0 .84	89 .5
(36.52)	26,459	0.77	–	0 .58	55 .6
13.22	42,510	0.75	–	0 .40	60 .9

5.63	151	1.65	–	(0 .74)	76 .1
23.96	232	1.65	–	(0 .46)	65 .2
1.08	203	1.65	–	(0 .02)	89 .5
(37.07)	218	1.65	–	(0 .28)	55 .6
12.24	414	1.63	–	(0 .47)	60 .9

5.79	1,169	1.52	–	(0 .62)	76 .1
24.08	1,195	1.52	–	(0 .33)	65 .2
1.18	1,091	1.52	–	0 .12	89 .5
(37.00)	1,312	1.52	–	(0 .16)	55 .6
12.42	2,626	1.50	–	(0 .35)	60 .9

6.00	629	1.34	–	(0 .44)	76 .1
24.26	889	1.34	–	(0 .15)	65 .2
1.45	700	1.34	–	0 .30	89 .5
(36.88)	1,050	1.34	–	0 .01	55 .6
12.55	1,930	1.32	–	(0 .17)	60 .9

6.19	2,011	1.15	–	(0 .25)	76 .1
24.52	2,139	1.15	–	0 .04	65 .2
1.63	1,914	1.15	–	0 .50	89 .5
(36.79)	1,746	1.15	–	0 .19	55 .6
12.82	2,141	1.13	–	0 .02	60 .9

6.28	3,418	1.03	–	(0 .13)	76 .1
24.72	3,314	1.03	–	0 .16	65 .2
1.76	2,856	1.03	–	0 .60	89 .5
(36.73)	1,181	1.03	–	0 .32	55 .6
12.85	2,584	1.01	–	0 .14	60 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

573

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND
Class J shares
2011	$6 .76	($0 .06)	$0 .55	$0 .49	$–	$–	$7.25	7 .25%(c)
2010	5.44	(0.06)	1 .38	1 .32	–	–	6 .76	24 .26 (c)
2009	5.10	(0.04)	0 .38	0 .34	–	–	5 .44	6 .67 (c)
2008	9.57	(0.06)	( 3 .83)	( 3 .89)	( 0 .58)	(0.58)	5.10	(43 .15) (c)
2007	8.42	(0.07)	1 .60	1 .53	( 0 .38)	(0.38)	9.57	18 .87 (c)
Institutional shares
2011	7.39	(0.01)	0 .62	0 .61	–	–	8 .00	8 .25
2010	5.91	(0.02)	1 .50	1 .48	–	–	7 .39	25 .04
2009	5.50	(0.01)	0 .42	0 .41	–	–	5 .91	7 .47
2008	10.21	(0.01)	( 4 .12)	( 4 .13)	( 0 .58)	(0.58)	5.50	(42 .78)
2007	8.89	(0.01)	1 .71	1 .70	( 0 .38)	(0.38)	10.21	19 .82
R-1 shares
2011	6.99	(0.08)	0 .56	0 .48	–	–	7 .47	6 .87
2010	5.64	(0.08)	1 .43	1 .35	–	–	6 .99	23 .94
2009	5.29	(0.05)	0 .40	0 .35	–	–	5 .64	6 .62
2008	9.93	(0.08)	( 3 .98)	( 4 .06)	( 0 .58)	(0.58)	5.29	(43 .31)
2007	8.73	(0.09)	1 .67	1 .58	( 0 .38)	(0.38)	9.93	18 .76
R-2 shares
2011	7.13	(0.08)	0 .57	0 .49	–	–	7 .62	6 .87
2010	5.74	(0.07)	1 .46	1 .39	–	–	7 .13	24 .22
2009	5.38	(0.04)	0 .40	0 .36	–	–	5 .74	6 .69
2008	10.07	(0.07)	( 4 .04)	( 4 .11)	( 0 .58)	(0.58)	5.38	(43 .19)
2007	8.84	(0.08)	1 .69	1 .61	( 0 .38)	(0.38)	10.07	18 .87
R-3 shares
2011	7.25	(0.06)	0 .57	0 .51	–	–	7 .76	7 .03
2010	5.83	(0.06)	1 .48	1 .42	–	–	7 .25	24 .36
2009	5.45	(0.03)	0 .41	0 .38	–	–	5 .83	6 .97
2008	10.18	(0.05)	( 4 .10)	( 4 .15)	( 0 .58)	(0.58)	5.45	(43 .12)
2007	8.92	(0.07)	1 .71	1 .64	( 0 .38)	(0.38)	10.18	19 .05
R-4 shares
2011	7.44	(0.05)	0 .60	0 .55	–	–	7 .99	7 .39
2010	5.97	(0.05)	1 .52	1 .47	–	–	7 .44	24 .62
2009	5.58	(0.03)	0 .42	0 .39	–	–	5 .97	6 .99
2008	10.38	(0.04)	( 4 .18)	( 4 .22)	( 0 .58)	(0.58)	5.58	(42 .95)
2007	9.07	(0.05)	1 .74	1 .69	( 0 .38)	(0.38)	10.38	19 .30
R-5 shares
2011	7.52	(0.04)	0 .60	0 .56	–	–	8 .08	7 .45
2010	6.03	(0.04)	1 .53	1 .49	–	–	7 .52	24 .71
2009	5.62	(0.02)	0 .43	0 .41	–	–	6 .03	7 .30
2008	10.44	(0.03)	( 4 .21)	( 4 .24)	( 0 .58)	(0.58)	5.62	(42 .89)
2007	9.11	(0.03)	1 .74	1 .71	( 0 .38)	(0.38)	10.44	19 .44

See accompanying notes.

574

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

Ratio of Gross
Net Assets, End of	Ratio of Expenses	Expenses to	Ratio of Net
Period (in	to Average Net	Average Net	Investment Income to	Portfolio
thousands)	Assets	Assets(b)	Average Net Assets Turnover Rate

$25,112	1.33%	1.48%	(0 .79)%	61 .0%
25,075	1.43	1.49	(0 .98)	89 .1
21,738	1.56	1.61	(0 .89)	96 .8
21,941	1.42	–	(0 .76)	62 .9
41,871	1.46	–	(0 .79)	70 .0 (d)

620	0.80	1.14	(0 .13)	61 .0
179,020	0.80	0.82	(0 .36)	89 .1
164,515	0.79	0.82	(0 .13)	96 .8
162,099	0.76	–	(0 .11)	62 .9
307,452	0.75	–	(0 .14)	70 .0 (d)

478	1.67	–	(1 .07)	61 .0
647	1.64	–	(1 .20)	89 .1
563	1.64	–	(0 .96)	96 .8
312	1.65	–	(1 .01)	62 .9
204	1.63	–	(0 .99)	70 .0 (d)

313	1.54	–	(0 .99)	61 .0
529	1.51	–	(1 .07)	89 .1
437	1.51	–	(0 .84)	96 .8
381	1.51	–	(0 .84)	62 .9
848	1.50	–	(0 .83)	70 .0 (d)

623	1.36	–	(0 .78)	61 .0
1,814	1.33	–	(0 .90)	89 .1
2,182	1.33	–	(0 .66)	96 .8
2,071	1.34	–	(0 .69)	62 .9
1,862	1.32	–	(0 .70)	70 .0 (d)

280	1.17	–	(0 .62)	61 .0
281	1.14	–	(0 .72)	89 .1
444	1.14	–	(0 .55)	96 .8
1,231	1.15	–	(0 .52)	62 .9
343	1.13	–	(0 .47)	70 .0 (d)

3,498	1.05	–	(0 .49)	61 .0
3,776	1.02	–	(0 .54)	89 .1
1,521	1.02	–	(0 .42)	96 .8
2,157	1.03	–	(0 .42)	62 .9
1,352	1.01	–	(0 .34)	70 .0 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

See accompanying notes.

575

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND I
Class J shares
2011	$8 .50	($0 .13)	$1 .19	$1 .06	$–	$–	$9.56	12 .47%(c)
2010	6.27	(0.12)	2 .35	2 .23	–	–	8 .50	35 .57 (c)
2009	5.52	(0.10)	0 .85	0 .75	–	–	6 .27	13 .59 (c)
2008	10.79	(0.11)	( 4 .29)	( 4 .40)	( 0 .87)	(0.87)	5.52	(44 .11) (c)
2007	8.83	(0.15)	2 .51	2 .36	( 0 .40)	(0.40)	10.79	27 .71 (c)
Institutional shares
2011	9.62	(0.08)	1 .35	1 .27	–	–	10 .89	13 .20
2010	7.03	(0.06)	2 .65	2 .59	–	–	9 .62	36 .85
2009	6.16	(0.04)	0 .91	0 .87	–	–	7 .03	14 .12
2008	11.82	(0.04)	( 4 .75)	( 4 .79)	( 0 .87)	(0.87)	6.16	(43 .53)
2007	9.55	(0.07)	2 .74	2 .67	( 0 .40)	(0.40)	11.82	28 .90
R-1 shares
2011	9.11	(0.17)	1 .28	1 .11	–	–	10 .22	12 .18
2010	6.72	(0.13)	2 .52	2 .39	–	–	9 .11	35 .57
2009	5.92	(0.10)	0 .90	0 .80	–	–	6 .72	13 .51
2008	11.50	(0.11)	( 4 .60)	( 4 .71)	( 0 .87)	(0.87)	5.92	(44 .09)
2007	9.38	(0.15)	2 .67	2 .52	( 0 .40)	(0.40)	11.50	27 .78
R-2 shares
2011	8.91	(0.15)	1 .25	1 .10	–	–	10 .01	12 .35
2010	6.56	(0.11)	2 .46	2 .35	–	–	8 .91	35 .82
2009	5.78	(0.08)	0 .86	0 .78	–	–	6 .56	13 .49
2008	11.22	(0.10)	( 4 .47)	( 4 .57)	( 0 .87)	(0.87)	5.78	(43 .93)
2007	9.15	(0.14)	2 .61	2 .47	( 0 .40)	(0.40)	11.22	27 .94
R-3 shares
2011	9.09	(0.14)	1 .29	1 .15	–	–	10 .24	12 .65
2010	6.69	(0.10)	2 .50	2 .40	–	–	9 .09	35 .87
2009	5.88	(0.08)	0 .89	0 .81	–	–	6 .69	13 .78
2008	11.38	(0.09)	( 4 .54)	( 4 .63)	( 0 .87)	(0.87)	5.88	(43 .83)
2007	9.25	(0.12)	2 .65	2 .53	( 0 .40)	(0.40)	11.38	28 .30
R-4 shares
2011	9.28	(0.12)	1 .30	1 .18	–	–	10 .46	12 .72
2010	6.81	(0.09)	2 .56	2 .47	–	–	9 .28	36 .27
2009	5.97	(0.07)	0 .91	0 .84	–	–	6 .81	14 .07
2008	11.53	(0.07)	( 4 .62)	( 4 .69)	( 0 .87)	(0.87)	5.97	(43 .77)
2007	9.36	(0.10)	2 .67	2 .57	( 0 .40)	(0.40)	11.53	28 .40
R-5 shares
2011	9.43	(0.11)	1 .33	1 .22	–	–	10 .65	12 .94
2010	6.91	(0.08)	2 .60	2 .52	–	–	9 .43	36 .47
2009	6.06	(0.06)	0 .91	0 .85	–	–	6 .91	14 .03
2008	11.68	(0.06)	( 4 .69)	( 4 .75)	( 0 .87)	(0.87)	6.06	(43 .72)
2007	9.46	(0.09)	2 .71	2 .62	( 0 .40)	(0.40)	11.68	28 .64

See accompanying notes.

576

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Gross
		Expenses to	Ratio of Net
Net Assets, End of	Ratio of Expenses to	Average Net	Investment Income to	Portfolio
Period (in thousands)	Average Net Assets	Assets(b)	Average Net Assets	Turnover Rate

$21,887	1.67%	1.83%	(1 .34)%	90 .3%
15,935	1.98	2.07	(1 .60)	125 .2
10,076	2.21	2.27	(1 .80)	159 .5
6,867	1.99	–	(1 .32)	115 .5
12,437	2.02	–	(1 .56)	85 .0

1,185,260	1.07	1.09	(0 .74)	90 .3
748,898	1.09	1.12	(0 .71)	125 .2
367,233	1.11	1.12	(0 .69)	159 .5
104,406	1.12	–	(0 .46)	115 .5
173,460	1.10	–	(0 .63)	85 .0

2,314	1.95 (d)	–	(1 .61)	90 .3
1,905	1.97 (d)	–	(1 .59)	125 .2
1,139	1.98 (d)	–	(1 .55)	159 .5
267	2.00	–	(1 .34)	115 .5
202	1.98	–	(1 .50)	85 .0

2,867	1.82 (d)	–	(1 .48)	90 .3
3,735	1.84 (d)	–	(1 .45)	125 .2
2,280	1.85 (d)	–	(1 .44)	159 .5
1,285	1.87	–	(1 .21)	115 .5
2,040	1.85	–	(1 .37)	85 .0

12,559	1.64 (d)	–	(1 .31)	90 .3
7,952	1.66 (d)	–	(1 .27)	125 .2
4,753	1.67 (d)	–	(1 .26)	159 .5
1,914	1.69	–	(1 .03)	115 .5
3,315	1.67	–	(1 .19)	85 .0

8,266	1.45 (d)	–	(1 .11)	90 .3
5,503	1.47 (d)	–	(1 .08)	125 .2
3,536	1.48 (d)	–	(1 .07)	159 .5
1,791	1.50	–	(0 .84)	115 .5
934	1.48	–	(1 .01)	85 .0

21,633	1.33 (d)	–	(1 .00)	90 .3
13,515	1.35 (d)	–	(0 .97)	125 .2
6,124	1.36 (d)	–	(0 .97)	159 .5
4,123	1.38	–	(0 .72)	115 .5
8,766	1.36	–	(0 .88)	85 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

577

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND II
Class J shares
2011	$6 .79	($0 .09)	$0 .57	$0 .48	$–	$–	$7.27	7 .07%(c)
2010	5.29	(0.08)	1 .58	1 .50	–	–	6 .79	28 .36 (c)
2009	4.99	(0.06)	0 .36	0 .30	–	–	5 .29	6 .01 (c)
2008	9.31	(0.10)	( 3 .68)	( 3 .78)	( 0 .54)	(0.54)	4.99	(42 .82) (c)
2007	8.68	(0.12)	1 .45	1 .33	( 0 .70)	(0.70)	9.31	16 .33 (c)
Institutional shares
2011	7.79	(0.06)	0 .66	0 .60	–	–	8 .39	7 .70
2010	6.03	(0.05)	1 .81	1 .76	–	–	7 .79	29 .19
2009	5.66	(0.04)	0 .41	0 .37	–	–	6 .03	6 .54
2008	10.39	(0.05)	( 4 .14)	( 4 .19)	( 0 .54)	(0.54)	5.66	(42 .29)
2007	9.54	(0.05)	1 .60	1 .55	( 0 .70)	(0.70)	10.39	17 .22
R-1 shares
2011	7.38	(0.13)	0 .62	0 .49	–	–	7 .87	6 .64
2010	5.76	(0.10)	1 .72	1 .62	–	–	7 .38	28 .12
2009	5.45	(0.08)	0 .39	0 .31	–	–	5 .76	5 .69
2008	10.12	(0.12)	( 4 .01)	( 4 .13)	( 0 .54)	(0.54)	5.45	(42 .85)
2007	9.38	(0.14)	1 .58	1 .44	( 0 .70)	(0.70)	10.12	16 .29
R-2 shares
2011	7.12	(0.11)	0 .60	0 .49	–	–	7 .61	6 .88
2010	5.55	(0.09)	1 .66	1 .57	–	–	7 .12	28 .29
2009	5.25	(0.07)	0 .37	0 .30	–	–	5 .55	5 .71
2008	9.75	(0.10)	( 3 .86)	( 3 .96)	( 0 .54)	(0.54)	5.25	(42 .73)
2007	9.06	(0.12)	1 .51	1 .39	( 0 .70)	(0.70)	9.75	16 .31
R-3 shares
2011	7.34	(0.10)	0 .62	0 .52	–	–	7 .86	7 .08
2010	5.71	(0.08)	1 .71	1 .63	–	–	7 .34	28 .55
2009	5.40	(0.06)	0 .37	0 .31	–	–	5 .71	5 .74
2008	9.98	(0.09)	( 3 .95)	( 4 .04)	( 0 .54)	(0.54)	5.40	(42 .54)
2007	9.24	(0.10)	1 .54	1 .44	( 0 .70)	(0.70)	9.98	16 .55
R-4 shares
2011	7.47	(0.09)	0 .63	0 .54	–	–	8 .01	7 .23
2010	5.80	(0.07)	1 .74	1 .67	–	–	7 .47	28 .79
2009	5.47	(0.05)	0 .38	0 .33	–	–	5 .80	6 .03
2008	10.09	(0.08)	( 4 .00)	( 4 .08)	( 0 .54)	(0.54)	5.47	(42 .47)
2007	9.31	(0.09)	1 .57	1 .48	( 0 .70)	(0.70)	10.09	16 .87
R-5 shares
2011	7.59	(0.08)	0 .63	0 .55	–	–	8 .14	7 .25
2010	5.88	(0.06)	1 .77	1 .71	–	–	7 .59	29 .08
2009	5.54	(0.05)	0 .39	0 .34	–	–	5 .88	6 .14
2008	10.21	(0.07)	( 4 .06)	( 4 .13)	( 0 .54)	(0.54)	5.54	(42 .46)
2007	9.41	(0.08)	1 .58	1 .50	( 0 .70)	(0.70)	10.21	16 .91

See accompanying notes.

578

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

Ratio of Gross
Net Assets, End of		Expenses to	Ratio of Net
Period (in	Ratio of Expenses to	Average Net	Investment Income to	Portfolio
thousands)	Average Net Assets	Assets(b)	Average Net Assets	Turnover Rate

$16,732	1.58%	1 .83%	(1 .22)%	77 .0%
17,400	1.58	1 .89	(1 .24)	81 .0
14,907	1.59	1 .98	(1 .23)	131 .8
14,841	1.85	–	(1 .44)	78 .0
27,431	1.84	–	(1 .39)	62 .9

132,587	1.01 (d)	–	(0 .62)	77 .0
215,546	1.01 (d)	–	(0 .67)	81 .0
271,187	1.01 (d)	–	(0 .65)	131 .8
279,437	1.01	–	(0 .60)	78 .0
577,388	1.00	–	(0 .54)	62 .9

1,007	1.89 (d)	–	(1 .53)	77 .0
1,239	1.89 (d)	–	(1 .55)	81 .0
1,212	1.89 (d)	–	(1 .52)	131 .8
1,187	1.89	–	(1 .48)	78 .0
1,945	1.87	–	(1 .43)	62 .9

3,061	1.76 (d)	–	(1 .37)	77 .0
5,723	1.76 (d)	–	(1 .42)	81 .0
6,173	1.76 (d)	–	(1 .39)	131 .8
6,520	1.76	–	(1 .35)	78 .0
15,348	1.74	–	(1 .29)	62 .9

5,675	1.58 (d)	–	(1 .23)	77 .0
5,728	1.58 (d)	–	(1 .24)	81 .0
6,620	1.58 (d)	–	(1 .21)	131 .8
7,908	1.58	–	(1 .17)	78 .0
17,704	1.56	–	(1 .11)	62 .9

4,035	1.39 (d)	–	(1 .04)	77 .0
4,205	1.39 (d)	–	(1 .05)	81 .0
5,824	1.39 (d)	–	(1 .03)	131 .8
5,468	1.39	–	(0 .98)	78 .0
9,794	1.37	–	(0 .93)	62 .9

8,033	1.27 (d)	–	(0 .92)	77 .0
10,129	1.27 (d)	–	(0 .93)	81 .0
16,391	1.27 (d)	–	(0 .91)	131 .8
18,828	1.27	–	(0 .86)	78 .0
40,400	1.25	–	(0 .80)	62 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

579

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP S&P 600 INDEX FUND
Class J shares
2011	$13 .77	$0.07	$1 .26	$1 .33	($0 .07)	$–	($0 .07)	$15.03
2010	11.04	0 .03	2 .73	2 .76	( 0 .03)	–	( 0 .03)	13 .77
2009	11.48	0 .04	0 .34	0 .38	( 0 .09)	(0.73)	( 0 .82)	11 .04
2008	18.74	0 .09	( 5 .78)	( 5 .69)	( 0 .05)	(1.52)	( 1 .57)	11 .48
2007	17.99	0 .05	1 .81	1 .86	( 0 .02)	(1.09)	( 1 .11)	18 .74
Institutional shares
2011	14.31	0 .15	1 .32	1 .47	( 0 .15)	–	( 0 .15)	15 .63
2010	11.48	0 .11	2 .83	2 .94	( 0 .11)	–	( 0 .11)	14 .31
2009	11.91	0 .12	0 .36	0 .48	( 0 .18)	(0.73)	( 0 .91)	11 .48
2008	19.37	0 .20	( 5 .99)	( 5 .79)	( 0 .15)	(1.52)	( 1 .67)	11 .91
2007	18.58	0 .18	1 .85	2 .03	( 0 .15)	(1.09)	( 1 .24)	19 .37
R-1 shares
2011	14.15	0 .02	1 .29	1 .31	( 0 .03)	–	( 0 .03)	15 .43
2010	11.37	–	2 .81	2 .81	( 0 .03)	–	( 0 .03)	14 .15
2009	11.77	0 .03	0 .37	0 .40	( 0 .07)	(0.73)	( 0 .80)	11 .37
2008	19.18	0 .06	( 5 .94)	( 5 .88)	( 0 .01)	(1.52)	( 1 .53)	11 .77
2007	18.41	0 .01	1 .85	1 .86	–	(1.09)	( 1 .09)	19 .18
R-2 shares
2011	14.39	0 .04	1 .31	1 .35	( 0 .04)	–	( 0 .04)	15 .70
2010	11.54	0 .02	2 .86	2 .88	( 0 .03)	–	( 0 .03)	14 .39
2009	11.94	0 .05	0 .36	0 .41	( 0 .08)	(0.73)	( 0 .81)	11 .54
2008	19.42	0 .08	( 6 .01)	( 5 .93)	( 0 .03)	(1.52)	( 1 .55)	11 .94
2007	18.61	0 .04	1 .87	1 .91	( 0 .01)	(1.09)	( 1 .10)	19 .42
R-3 shares
2011	14.50	0 .07	1 .33	1 .40	( 0 .07)	–	( 0 .07)	15 .83
2010	11.63	0 .04	2 .88	2 .92	( 0 .05)	–	( 0 .05)	14 .50
2009	12.04	0 .07	0 .36	0 .43	( 0 .11)	(0.73)	( 0 .84)	11 .63
2008	19.57	0 .11	( 6 .06)	( 5 .95)	( 0 .06)	(1.52)	( 1 .58)	12 .04
2007	18.75	0 .07	1 .88	1 .95	( 0 .04)	(1.09)	( 1 .13)	19 .57
R-4 shares
2011	14.61	0 .10	1 .33	1 .43	( 0 .10)	–	( 0 .10)	15 .94
2010	11.71	0 .07	2 .90	2 .97	( 0 .07)	–	( 0 .07)	14 .61
2009	12.13	0 .09	0 .36	0 .45	( 0 .14)	(0.73)	( 0 .87)	11 .71
2008	19.70	0 .14	( 6 .10)	( 5 .96)	( 0 .09)	(1.52)	( 1 .61)	12 .13
2007	18.87	0 .11	1 .89	2 .00	( 0 .08)	(1.09)	( 1 .17)	19 .70
R-5 shares
2011	14.65	0 .12	1 .35	1 .47	( 0 .12)	–	( 0 .12)	16 .00
2010	11.75	0 .08	2 .90	2 .98	( 0 .08)	–	( 0 .08)	14 .65
2009	12.15	0 .10	0 .38	0 .48	( 0 .15)	(0.73)	( 0 .88)	11 .75
2008	19.74	0 .16	( 6 .12)	( 5 .96)	( 0 .11)	(1.52)	( 1 .63)	12 .15
2007	18.90	0 .13	1 .90	2 .03	( 0 .10)	(1.09)	( 1 .19)	19 .74

See accompanying notes.

580

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

9.67%(c)	$89,701	0.67%	0 .81%	0 .49%	19 .1%
25.09 (c)	82,762	0.81	0 .88	0 .22	30 .1
4.55 (c)	64,977	0.93	0 .98	0 .46	22 .8
(32.80) (c)	60,133	0.84	–	0 .60	58 .8
10.67 (c)	87,109	0.82	–	0 .29	62 .0

10.25	143,892	0.20	0 .28	0 .94	19 .1
25.70	85,231	0.20	0 .30	0 .83	30 .1
5.40	201,800	0.19	0 .22	1 .18	22 .8
(32.33)	194,154	0.16	–	1 .28	58 .8
11.40	235,208	0.15	–	0 .96	62 .0

9.26	8,033	1.04	–	0 .11	19 .1
24.71	7,286	1.05	–	(0 .02)	30 .1
4.57	5,360	1.04	–	0 .31	22 .8
(32.98)	3,290	1.04	–	0 .40	58 .8
10.44	4,520	1.03	–	0 .08	62 .0

9.39	15,045	0.91	–	0 .26	19 .1
24.98	19,492	0.92	–	0 .11	30 .1
4.58	16,679	0.91	–	0 .46	22 .8
(32.85)	14,810	0.91	–	0 .53	58 .8
10.61	25,125	0.90	–	0 .21	62 .0

9.66	46,472	0.73	–	0 .43	19 .1
25.18	47,049	0.74	–	0 .30	30 .1
4.78	41,150	0.73	–	0 .65	22 .8
(32.74)	34,569	0.73	–	0 .71	58 .8
10.78	50,068	0.72	–	0 .39	62 .0

9.79	45,058	0.54	–	0 .61	19 .1
25.44	36,410	0.55	–	0 .49	30 .1
4.98	28,218	0.54	–	0 .83	22 .8
(32.61)	20,987	0.54	–	0 .90	58 .8
10.99	17,278	0.53	–	0 .59	62 .0

10.02	101,159	0.42	–	0 .73	19 .1
25.49	87,847	0.43	–	0 .61	30 .1
5.17	71,575	0.42	–	0 .95	22 .8
(32.56)	57,389	0.42	–	1 .01	58 .8
11.16	90,876	0.41	–	0 .70	62 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

581

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE FUND
Class J shares
2011	$13 .51	$–	$0 .29	$0 .29	($0 .06)	$–	($0 .06)	$13.74
2010	11.23	0 .04	2 .28	2 .32	( 0 .04)	–	( 0 .04)	13 .51
2009	11.91	0 .05	( 0 .72)	( 0 .67)	( 0 .01)	–	( 0 .01)	11 .23
2008	18.27	0 .04	( 4 .99)	( 4 .95)	( 0 .08)	(1.33)	( 1 .41)	11 .91
2007	18.67	0 .06	0 .43	0 .49	–	(0.89)	( 0 .89)	18 .27
Institutional shares
2011	14.01	0 .07	0 .30	0 .37	( 0 .14)	–	( 0 .14)	14 .24
2010	11.64	0 .11	2 .37	2 .48	( 0 .11)	–	( 0 .11)	14 .01
2009	12.37	0 .12	( 0 .75)	( 0 .63)	( 0 .10)	–	( 0 .10)	11 .64
2008	18.91	0 .14	( 5 .17)	( 5 .03)	( 0 .18)	(1.33)	( 1 .51)	12 .37
2007	19.32	0 .18	0 .44	0 .62	( 0 .14)	(0.89)	( 1 .03)	18 .91
R-1 shares
2011	13.77	( 0 .06)	0 .30	0 .24	( 0 .02)	–	( 0 .02)	13 .99
2010	11.46	–	2 .34	2 .34	( 0 .03)	–	( 0 .03)	13 .77
2009	12.17	0 .03	( 0 .73)	( 0 .70)	( 0 .01)	–	( 0 .01)	11 .46
2008	18.63	–	( 5 .09)	( 5 .09)	( 0 .04)	(1.33)	( 1 .37)	12 .17
2007	19.07	0 .02	0 .43	0 .45	–	(0.89)	( 0 .89)	18 .63
R-2 shares
2011	13.80	( 0 .03)	0 .29	0 .26	( 0 .03)	–	( 0 .03)	14 .03
2010	11.48	0 .02	2 .34	2 .36	( 0 .04)	–	( 0 .04)	13 .80
2009	12.17	0 .04	( 0 .73)	( 0 .69)	–	–	–	11 .48
2008	18.63	0 .03	( 5 .10)	( 5 .07)	( 0 .06)	(1.33)	( 1 .39)	12 .17
2007	19.05	0 .05	0 .42	0 .47	–	(0.89)	( 0 .89)	18 .63
R-3 shares
2011	13.95	( 0 .01)	0 .30	0 .29	( 0 .05)	–	( 0 .05)	14 .19
2010	11.60	0 .05	2 .36	2 .41	( 0 .06)	–	( 0 .06)	13 .95
2009	12.30	0 .06	( 0 .73)	( 0 .67)	( 0 .03)	–	( 0 .03)	11 .60
2008	18.83	0 .05	( 5 .16)	( 5 .11)	( 0 .09)	(1.33)	( 1 .42)	12 .30
2007	19.23	0 .08	0 .43	0 .51	( 0 .02)	(0.89)	( 0 .91)	18 .83
R-4 shares
2011	14.04	0 .02	0 .30	0 .32	( 0 .07)	–	( 0 .07)	14 .29
2010	11.67	0 .07	2 .37	2 .44	( 0 .07)	–	( 0 .07)	14 .04
2009	12.38	0 .09	( 0 .74)	( 0 .65)	( 0 .06)	–	( 0 .06)	11 .67
2008	18.93	0 .08	( 5 .18)	( 5 .10)	( 0 .12)	(1.33)	( 1 .45)	12 .38
2007	19.34	0 .12	0 .42	0 .54	( 0 .06)	(0.89)	( 0 .95)	18 .93
R-5 shares
2011	14.12	0 .04	0 .30	0 .34	( 0 .09)	–	( 0 .09)	14 .37
2010	11.73	0 .09	2 .39	2 .48	( 0 .09)	–	( 0 .09)	14 .12
2009	12.44	0 .10	( 0 .75)	( 0 .65)	( 0 .06)	–	( 0 .06)	11 .73
2008	19.02	0 .10	( 5 .21)	( 5 .11)	( 0 .14)	(1.33)	( 1 .47)	12 .44
2007	19.42	0 .13	0 .45	0 .58	( 0 .09)	(0.89)	( 0 .98)	19 .02

See accompanying notes.

582

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End		Expenses to	Investment Income
	of Period (in	Ratio of Expenses to	Average Net	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

2.11%(c)	$38,876	1.30%	1 .44%	(0 .02)%	101 .5%
20.69 (c)	41,296	1.40	1 .47	0 .28	77 .9
(5 .59) (c)	36,827	1.46	1 .51	0 .47	97 .2
(29.08) (c)	43,601	1.38	–	0 .30	101 .9
2.57 (c)	70,236	1.41	–	0 .32	112 .8 (d)

2.55	9,584	0.80 (e)	–	0 .43	101 .5
21.47	196,946	0.80	–	0 .87	77 .9
(5 .01)	304,482	0.78	–	1 .14	97 .2
(28.61)	329,103	0.76	–	0 .91	101 .9
3.17	443,376	0.75	–	0 .92	112 .8 (d)

1.74	1,605	1.65	–	(0 .38)	101 .5
20.42	1,863	1.64	–	0 .03	77 .9
(5 .79)	1,637	1.64	–	0 .27	97 .2
(29.23)	1,261	1.64	–	0 .03	101 .9
2.29	1,431	1.63	–	0 .10	112 .8 (d)

1.88	2,557	1.52	–	(0 .24)	101 .5
20.60	5,960	1.51	–	0 .17	77 .9
(5 .67)	5,538	1.51	–	0 .41	97 .2
(29.14)	5,716	1.51	–	0 .17	101 .9
2.40	8,117	1.50	–	0 .24	112 .8 (d)

2.03	5,633	1.34	–	(0 .06)	101 .5
20.88	10,952	1.33	–	0 .36	77 .9
(5 .47)	15,143	1.33	–	0 .55	97 .2
(29.08)	9,695	1.33	–	0 .35	101 .9
2.62	14,069	1.32	–	0 .40	112 .8 (d)

2.26	2,664	1.15	–	0 .11	101 .5
21.01	4,073	1.14	–	0 .55	77 .9
(5 .26)	6,368	1.14	–	0 .79	97 .2
(28.90)	7,085	1.14	–	0 .53	101 .9
2.76	8,026	1.13	–	0 .60	112 .8 (d)

2.36	5,965	1.03	–	0 .24	101 .5
21.23	15,602	1.02	–	0 .65	77 .9
(5 .17)	23,867	1.02	–	0 .90	97 .2
(28.84)	25,204	1.02	–	0 .66	101 .9
2.93	37,447	1.01	–	0 .70	112 .8 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes.

583

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE FUND II
Class J shares
2011	$8.57	($0 .02)	$0 .38	$0 .36	$–	$–	$–	$8 .93
2010	6.84	( 0 .04)	1 .77	1 .73	–	–	–	8.57
2009(d)	4.14	( 0 .02)	2 .72	2 .70	–	–	–	6.84
Institutional shares
2011	8.67	0 .04	0 .39	0 .43	( 0 .04)	–	( 0 .04)	9 .06
2010	6.87	0 .03	1 .80	1 .83	( 0 .03)	–	( 0 .03)	8 .67
2009	6.97	0 .03	0 .50	0 .53	( 0 .05)	(0.58)	( 0 .63)	6 .87
2008	13.07	0 .05	( 4 .36)	( 4 .31)	( 0 .03)	(1.76)	( 1 .79)	6 .97
2007	13.98	0 .04	0 .42	0 .46	( 0 .07)	(1.30)	( 1 .37)	13 .07
R-1 shares
2011	8.33	( 0 .04)	0 .37	0 .33	( 0 .01)	–	( 0 .01)	8 .65
2010	6.64	( 0 .04)	1 .73	1 .69	–	–	–	8.33
2009	6.75	( 0 .03)	0 .50	0 .47	–	(0.58)	( 0 .58)	6 .64
2008	12.78	( 0 .03)	( 4 .24)	( 4 .27)	–	(1.76)	( 1 .76)	6 .75
2007	13.75	( 0 .09)	0 .42	0 .33	–	(1.30)	( 1 .30)	12 .78
R-2 shares
2011	8.36	( 0 .03)	0 .38	0 .35	( 0 .02)	–	( 0 .02)	8 .69
2010	6.65	( 0 .03)	1 .74	1 .71	–	–	–	8.36
2009	6.76	( 0 .02)	0 .49	0 .47	–	(0.58)	( 0 .58)	6 .65
2008	12.77	( 0 .02)	( 4 .23)	( 4 .25)	–	(1.76)	( 1 .76)	6 .76
2007	13.72	( 0 .07)	0 .42	0 .35	–	(1.30)	( 1 .30)	12 .77
R-3 shares
2011	8.48	( 0 .01)	0 .37	0 .36	–	–	–	8.84
2010	6.74	( 0 .01)	1 .75	1 .74	–	–	–	8.48
2009	6.83	( 0 .01)	0 .50	0 .49	–	(0.58)	( 0 .58)	6 .74
2008	12.87	–	( 4 .28)	( 4 .28)	–	(1.76)	( 1 .76)	6 .83
2007	13.79	( 0 .08)	0 .46	0 .38	–	(1.30)	( 1 .30)	12 .87
R-4 shares
2011	8.54	–	0 .39	0 .39	( 0 .03)	–	( 0 .03)	8 .90
2010	6.78	–	1.76	1.76	–	–	–	8.54
2009	6.88	–	0 .51	0 .51	( 0 .03)	(0.58)	( 0 .61)	6 .78
2008	12.94	0 .02	( 4 .32)	( 4 .30)	–	(1.76)	( 1 .76)	6 .88
2007	13.85	( 0 .02)	0 .42	0 .40	( 0 .01)	(1.30)	( 1 .31)	12 .94
R-5 shares
2011	8.59	0 .02	0 .38	0 .40	( 0 .03)	–	( 0 .03)	8 .96
2010	6.82	0 .01	1 .77	1 .78	( 0 .01)	–	( 0 .01)	8 .59
2009	6.92	0 .01	0 .51	0 .52	( 0 .04)	(0.58)	( 0 .62)	6 .82
2008	12.99	0 .03	( 4 .33)	( 4 .30)	( 0 .01)	(1.76)	( 1 .77)	6 .92
2007	13.90	( 0 .02)	0 .44	0 .42	( 0 .03)	(1.30)	( 1 .33)	12 .99

See accompanying notes.

584

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross
	Net Assets, End	Ratio of Expenses	Expenses to	Ratio of Net	Portfolio
	of Period (in	to Average Net	Average Net	Investment Income to	Turnover
Total Return	thousands)	Assets	Assets(b)	Average Net Assets	Rate

4.20%(c)	$10,466	1.64%	1 .81%	(0 .21)%	54 .4%
25.29 (c)	11,004	1.93	2 .05	(0 .52)	54 .5
65.22 (c),(e)	7,791	1.93 (f)	2 .61 (f)	(0 .52) (f)	79 .1 (f)

4.93	957,766	0.98	1 .00	0 .45	54 .4
26.64	736,530	1.00	1 .02	0 .41	54 .5
10.02	319,448	1.01	1 .03	0 .43	79 .1
(37.60)	160,758	1.02	–	0 .57	61 .6
3.28	343,408	1.00	–	0 .27	58 .7

3.95	2,059	1.86 (g)	–	(0 .43)	54 .4
25.45	1,038	1.87 (g)	–	(0 .47)	54 .5
9.18	741	1.88 (g)	–	(0 .45)	79 .1
(38.13)	229	1.90	–	(0 .33)	61 .6
2.32	321	1.88	–	(0 .72)	58 .7

4.12	5,607	1.73 (g)	–	(0 .31)	54 .4
25.71	2,189	1.74 (g)	–	(0 .33)	54 .5
9.16	2,226	1.75 (g)	–	(0 .31)	79 .1
(37.99)	857	1.77	–	(0 .18)	61 .6
2.49	1,721	1.75	–	(0 .56)	58 .7

4.29	11,461	1.55 (g)	–	(0 .11)	54 .4
25.82	12,722	1.56 (g)	–	(0 .15)	54 .5
9.42	10,045	1.57 (g)	–	(0 .13)	79 .1
(37.92)	5,552	1.59	–	0 .00	61 .6
2.71	12,654	1.57	–	(0 .60)	58 .7

4.53	11,939	1.36 (g)	–	0 .05	54 .4
26.03	2,703	1.37 (g)	–	0 .06	54 .5
9.71	2,456	1.38 (g)	–	0 .08	79 .1
(37.85)	1,973	1.40	–	0 .18	61 .6
2.89	1,993	1.38	–	(0 .15)	58 .7

4.63	12,994	1.24 (g)	–	0 .20	54 .4
26.16	6,871	1.25 (g)	–	0 .16	54 .5
9.76	7,404	1.26 (g)	–	0 .19	79 .1
(37.75)	4,026	1.28	–	0 .28	61 .6
3.02	3,703	1.26	–	(0 .18)	58 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes.

585

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, SmallCap Value Fund, and SmallCap Value Fund II, (55 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2011, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent of the affiliated funds, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2011, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois December 19, 2011

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL FUNDS,INC. October 31, 2011 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
Bond & Mortgage Securities Fund
Class J	$1,000.00	$1,019.69	$4.84	$1,000.00	$1,020.42	$4.84	0.95%
Institutional	1,000.00	1,021.98	2.70	1,000.00	1,022.53	2.70	0.53
R-1	1,000.00	1,017.50	7.17	1,000.00	1,018.10	7.17	1.41
R-2	1,000.00	1,017.37	6.51	1,000.00	1,018.75	6.51	1.28
R-3	1,000.00	1,019.18	5.60	1,000.00	1,019.66	5.60	1.10
R-4	1,000.00	1,019.79	4.63	1,000.00	1,020.62	4.63	0.91
R-5	1,000.00	1,020.74	4.02	1,000.00	1,021.22	4.02	0.79

Core Plus Bond Fund I
Institutional	1,000.00	1,003.62	2.83	1,000.00	1,022.38	2.85	0.56
R-1	1,000.00	1,000.00	7.26	1,000.00	1,017.95	7.32	1.44
R-2	1,000.00	1,000.00	6.60	1,000.00	1,018.60	6.67	1.31
R-3	1,000.00	1,000.91	5.70	1,000.00	1,019.51	5.75	1.13
R-4	1,000.00	1,001.81	4.74	1,000.00	1,020.47	4.79	0.94
R-5	1,000.00	1,002.71	4.14	1,000.00	1,021.07	4.18	0.82

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
Diversified International Fund
Class J	$1,000.00	$854.13	$6.36	$1,000.00	$1,018.35	$6.92	1.36%
Institutional	1,000.00	856.88	4.31	1,000.00	1,020.57	4.69	0.92
R-1	1,000.00	852.83	8.36	1,000.00	1,016.18	9.10	1.79
R-2	1,000.00	853.99	7.76	1,000.00	1,016.84	8.44	1.66
R-3	1,000.00	853.88	6.92	1,000.00	1,017.74	7.53	1.48
R-4	1,000.00	854.95	6.03	1,000.00	1,018.70	6.56	1.29
R-5	1,000.00	856.37	5.47	1,000.00	1,019.31	5.96	1.17

Equity Income Fund
Institutional	1,000.00	945.73	2.55	1,000.00	1,022.58	2.65	0.52
R-1	1,000.00	941.46	6.85	1,000.00	1,018.15	7.12	1.40
R-2	1,000.00	942.21	6.22	1,000.00	1,018.80	6.46	1.27
R-3	1,000.00	942.90	5.34	1,000.00	1,019.71	5.55	1.09
R-4	1,000.00	943.89	4.41	1,000.00	1,020.67	4.58	0.90
R-5	1,000.00	944.58	3.82	1,000.00	1,021.27	3.97	0.78

Global Diversified Income Fund
Institutional	1,000.00	965.52	4.01	1,000.00	1,021.12	4.13	0.81

Global Real Estate Securities Fund
Institutional	1,000.00	896.64	4.54	1,000.00	1,020.42	4.84	0.95

Government & High Quality Bond
Fund
Class J	1,000.00	1,032.67	5.12	1,000.00	1,020.16	5.09	1.00
Institutional	1,000.00	1,035.25	2.62	1,000.00	1,022.63	2.60	0.51
R-1	1,000.00	1,030.27	6.60	1,000.00	1,018.70	6.56	1.29
R-2	1,000.00	1,030.94	5.94	1,000.00	1,019.36	5.90	1.16
R-3	1,000.00	1,032.80	5.02	1,000.00	1,020.27	4.99	0.98
R-4	1,000.00	1,032.85	4.05	1,000.00	1,021.22	4.02	0.79
R-5	1,000.00	1,034.37	3.44	1,000.00	1,021.83	3.41	0.67

High Yield Fund
Institutional	1,000.00	981.56	2.80	1,000.00	1,022.38	2.85	0.56

High Yield Fund I
Institutional	1,000.00	977.01	3.24	1,000.00	1,021.93	3.31	0.65

Income Fund
Class J	1,000.00	1,023.34	5.61	1,000.00	1,019.66	5.60	1.10
Institutional	1,000.00	1,025.26	2.60	1,000.00	1,022.63	2.60	0.51
R-1	1,000.00	1,021.95	7.03	1,000.00	1,018.25	7.02	1.38
R-2	1,000.00	1,022.53	6.37	1,000.00	1,018.90	6.36	1.25
R-3	1,000.00	1,022.40	5.45	1,000.00	1,019.81	5.45	1.07
R-4	1,000.00	1,024.42	4.49	1,000.00	1,020.77	4.48	0.88
R-5	1,000.00	1,025.07	3.88	1,000.00	1,021.37	3.87	0.76

Inflation Protection Fund
Class J	1,000.00	1,069.22	5.53	1,000.00	1,019.86	5.40	1.06
Institutional	1,000.00	1,071.74	2.09	1,000.00	1,023.19	2.04	0.40
R-1	1,000.00	1,067.98	6.67	1,000.00	1,018.75	6.51	1.28
R-2	1,000.00	1,068.25	6.00	1,000.00	1,019.41	5.85	1.15
R-3	1,000.00	1,068.46	5.06	1,000.00	1,020.32	4.94	0.97
R-4	1,000.00	1,070.04	4.07	1,000.00	1,021.27	3.97	0.78
R-5	1,000.00	1,071.40	3.45	1,000.00	1,021.88	3.36	0.66

International Emerging Markets Fund
Class J	1,000.00	834.30	7.77	1,000.00	1,016.74	8.54	1.68
Institutional	1,000.00	836.10	5.88	1,000.00	1,018.80	6.46	1.27
R-1	1,000.00	832.26	9.88	1,000.00	1,014.42	10.87	2.14
R-2	1,000.00	832.80	9.29	1,000.00	1,015.07	10.21	2.01
R-3	1,000.00	833.51	8.46	1,000.00	1,015.98	9.30	1.83
R-4	1,000.00	834.45	7.58	1,000.00	1,016.94	8.34	1.64
R-5	1,000.00	835.22	7.03	1,000.00	1,017.54	7.73	1.52

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
International Fund I
Institutional	$1,000.00	$818.25	$5.04	$1,000.00	$1,019.66	$5.60	1.10%
R-1	1,000.00	814.70	9.01	1,000.00	1,015.27	10.01	1.97
R-2	1,000.00	814.84	8.42	1,000.00	1,015.93	9.35	1.84
R-3	1,000.00	815.64	7.60	1,000.00	1,016.84	8.44	1.66
R-4	1,000.00	816.88	6.73	1,000.00	1,017.80	7.48	1.47
R-5	1,000.00	817.17	6.18	1,000.00	1,018.40	6.87	1.35

International Value Fund I
Institutional	1,000.00	828.31	4.98	1,000.00	1,019.76	5.50	1.08

LargeCap Blend Fund II
Class J	1,000.00	912.78	5.59	1,000.00	1,019.36	5.90	1.16
Institutional	1,000.00	915.06	3.57	1,000.00	1,021.48	3.77	0.74
R-1	1,000.00	910.85	7.75	1,000.00	1,017.09	8.19	1.61
R-2	1,000.00	911.31	7.13	1,000.00	1,017.74	7.53	1.48
R-3	1,000.00	911.56	6.26	1,000.00	1,018.65	6.61	1.30
R-4	1,000.00	913.04	4.77	1,000.00	1,020.21	5.04	0.99
R-5	1,000.00	913.84	4.78	1,000.00	1,020.21	5.04	0.99

LargeCap Growth Fund
Class J	1,000.00	930.78	5.50	1,000.00	1,019.51	5.75	1.13
Institutional	1,000.00	931.87	3.17	1,000.00	1,021.93	3.31	0.65
R-1	1,000.00	929.00	7.39	1,000.00	1,017.54	7.73	1.52
R-2	1,000.00	928.32	6.76	1,000.00	1,018.20	7.07	1.39
R-3	1,000.00	930.18	5.89	1,000.00	1,019.11	6.16	1.21
R-4	1,000.00	930.68	4.96	1,000.00	1,020.06	5.19	1.02
R-5	1,000.00	931.11	4.38	1,000.00	1,020.67	4.58	0.90

LargeCap Growth Fund I
Class J	1,000.00	935.45	5.51	1,000.00	1,019.51	5.75	1.13
Institutional	1,000.00	937.69	2.98	1,000.00	1,022.13	3.11	0.61
R-1	1,000.00	933.40	7.26	1,000.00	1,017.69	7.58	1.49
R-2	1,000.00	934.04	6.63	1,000.00	1,018.35	6.92	1.36
R-3	1,000.00	935.45	5.76	1,000.00	1,019.26	6.01	1.18
R-4	1,000.00	935.58	4.83	1,000.00	1,020.21	5.04	0.99
R-5	1,000.00	936.62	4.25	1,000.00	1,020.82	4.43	0.87

LargeCap Growth Fund II
Class J	1,000.00	933.82	6.97	1,000.00	1,018.00	7.27	1.43
Institutional	1,000.00	935.34	4.59	1,000.00	1,020.47	4.79	0.94
R-1	1,000.00	931.63	8.81	1,000.00	1,016.08	9.20	1.81
R-2	1,000.00	933.09	8.19	1,000.00	1,016.74	8.54	1.68
R-3	1,000.00	933.10	7.31	1,000.00	1,017.64	7.63	1.50
R-4	1,000.00	934.48	6.39	1,000.00	1,018.60	6.67	1.31
R-5	1,000.00	935.01	5.80	1,000.00	1,019.21	6.06	1.19

LargeCap S&P 500 Index Fund
Class J	1,000.00	926.39	2.77	1,000.00	1,022.33	2.91	0.57
Institutional	1,000.00	927.97	0.87	1,000.00	1,024.30	0.92	0.18
R-1	1,000.00	924.61	5.05	1,000.00	1,019.96	5.30	1.04
R-2	1,000.00	925.00	4.42	1,000.00	1,020.62	4.63	0.91
R-3	1,000.00	926.04	3.54	1,000.00	1,021.53	3.72	0.73
R-4	1,000.00	926.27	2.62	1,000.00	1,022.48	2.75	0.54
R-5	1,000.00	926.73	2.04	1,000.00	1,023.09	2.14	0.42

LargeCap Value Fund
Class J	1,000.00	896.59	4.68	1,000.00	1,020.27	4.99	0.98
Institutional	1,000.00	898.75	2.11	1,000.00	1,022.99	2.24	0.44
R-1	1,000.00	895.25	6.26	1,000.00	1,018.60	6.67	1.31
R-2	1,000.00	895.45	5.64	1,000.00	1,019.26	6.01	1.18
R-3	1,000.00	895.55	4.78	1,000.00	1,020.16	5.09	1.00
R-4	1,000.00	897.09	3.87	1,000.00	1,021.12	4.13	0.81
R-5	1,000.00	897.88	3.30	1,000.00	1,021.73	3.52	0.69

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
LargeCap Value Fund I
Institutional	$1,000.00	$906.33	$3.65	$1,000.00	$1,021.37	$3.87	0.76%
R-1	1,000.00	901.74	7.86	1,000.00	1,016.94	8.34	1.64
R-2	1,000.00	903.48	7.24	1,000.00	1,017.59	7.68	1.51
R-3	1,000.00	904.26	6.38	1,000.00	1,018.50	6.77	1.33
R-4	1,000.00	904.26	5.47	1,000.00	1,019.46	5.80	1.14
R-5	1,000.00	905.46	4.90	1,000.00	1,020.06	5.19	1.02

LargeCap Value Fund III
Class J	1,000.00	882.94	5.93	1,000.00	1,018.90	6.36	1.25
Institutional	1,000.00	884.30	3.70	1,000.00	1,021.27	3.97	0.78
R-1	1,000.00	880.40	7.87	1,000.00	1,016.84	8.44	1.66
R-2	1,000.00	881.66	7.26	1,000.00	1,017.49	7.78	1.53
R-3	1,000.00	882.40	6.41	1,000.00	1,018.40	6.87	1.35
R-4	1,000.00	883.09	5.51	1,000.00	1,019.36	5.90	1.16
R-5	1,000.00	882.83	4.94	1,000.00	1,019.96	5.30	1.04

MidCap Blend Fund
Class J	1,000.00	935.99	5.32	1,000.00	1,019.71	5.55	1.09
Institutional	1,000.00	937.99	3.18	1,000.00	1,021.93	3.31	0.65
R-1	1,000.00	934.80	7.36	1,000.00	1,017.59	7.68	1.51
R-2	1,000.00	934.98	6.73	1,000.00	1,018.25	7.02	1.38
R-3	1,000.00	935.44	5.85	1,000.00	1,019.16	6.11	1.20
R-4	1,000.00	936.80	4.93	1,000.00	1,020.11	5.14	1.01
R-5	1,000.00	937.58	4.35	1,000.00	1,020.72	4.53	0.89

MidCap Growth Fund
Class J	1,000.00	881.63	5.69	1,000.00	1,019.16	6.11	1.20
Institutional	1,000.00	883.15	3.32	1,000.00	1,021.68	3.57	0.70
R-1	1,000.00	879.62	7.39	1,000.00	1,017.34	7.93	1.56
R-2	1,000.00	880.79	6.78	1,000.00	1,018.00	7.27	1.43
R-3	1,000.00	881.09	5.93	1,000.00	1,018.90	6.36	1.25
R-4	1,000.00	882.09	5.03	1,000.00	1,019.86	5.40	1.06
R-5	1,000.00	882.68	4.46	1,000.00	1,020.47	4.79	0.94

MidCap Growth Fund III
Class J	1,000.00	881.93	6.83	1,000.00	1,017.95	7.32	1.44
Institutional	1,000.00	883.24	4.51	1,000.00	1,020.42	4.84	0.95
R-1	1,000.00	879.75	8.67	1,000.00	1,015.98	9.30	1.83
R-2	1,000.00	879.90	8.06	1,000.00	1,016.64	8.64	1.70
R-3	1,000.00	880.67	7.21	1,000.00	1,017.54	7.73	1.52
R-4	1,000.00	882.11	6.31	1,000.00	1,018.50	6.77	1.33
R-5	1,000.00	882.50	5.74	1,000.00	1,019.11	6.16	1.21

MidCap S&P 400 Index Fund
Class J	1,000.00	877.99	3.08	1,000.00	1,021.93	3.31	0.65
Institutional	1,000.00	880.08	0.95	1,000.00	1,024.20	1.02	0.20
R-1	1,000.00	876.28	4.92	1,000.00	1,019.96	5.30	1.04
R-2	1,000.00	877.12	4.31	1,000.00	1,020.62	4.63	0.91
R-3	1,000.00	877.27	3.45	1,000.00	1,021.53	3.72	0.73
R-4	1,000.00	878.05	2.56	1,000.00	1,022.48	2.75	0.54
R-5	1,000.00	879.20	1.52	1,000.00	1,023.59	1.63	0.32

MidCap Value Fund I
Class J	1,000.00	876.32	6.90	1,000.00	1,017.85	7.43	1.46
Institutional	1,000.00	879.02	4.64	1,000.00	1,020.27	4.99	0.98
R-1	1,000.00	875.00	8.74	1,000.00	1,015.88	9.40	1.85
R-2	1,000.00	875.80	8.13	1,000.00	1,016.53	8.74	1.72
R-3	1,000.00	876.59	7.28	1,000.00	1,017.44	7.83	1.54
R-4	1,000.00	876.85	6.39	1,000.00	1,018.40	6.87	1.35
R-5	1,000.00	877.98	5.82	1,000.00	1,019.00	6.26	1.23

MidCap Value Fund III
Class J	1,000.00	903.40	5.37	1,000.00	1,019.56	5.70	1.12
Institutional	1,000.00	906.41	3.36	1,000.00	1,021.68	3.57	0.70
R-1	1,000.00	901.80	7.43	1,000.00	1,017.39	7.88	1.55
R-2	1,000.00	902.38	6.81	1,000.00	1,018.05	7.22	1.42
R-3	1,000.00	903.52	5.95	1,000.00	1,018.95	6.31	1.24
R-4	1,000.00	904.15	5.04	1,000.00	1,019.91	5.35	1.05
R-5	1,000.00	903.98	4.46	1,000.00	1,020.52	4.74	0.93

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
Money Market Fund
Class J	$1,000.00	$1,000.00	$1.21	$1,000.00	$1,024.00	$1.22	0.24%
Institutional	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
R-1	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
R-2	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
R-3	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
R-4	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
R-5	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24

Principal Capital Appreciation Fund
Institutional	1,000.00	916.27	2.51	1,000.00	1,022.58	2.65	0.52
R-1	1,000.00	912.09	6.70	1,000.00	1,018.20	7.07	1.39
R-2	1,000.00	912.91	6.08	1,000.00	1,018.85	6.41	1.26
R-3	1,000.00	913.67	5.21	1,000.00	1,019.76	5.50	1.08
R-4	1,000.00	914.76	4.30	1,000.00	1,020.72	4.53	0.89
R-5	1,000.00	915.36	3.72	1,000.00	1,021.32	3.92	0.77

Principal LifeTime 2010 Fund
Class J	1,000.00	951.22	1.87	1,000.00	1,023.29	1.94	0.38
Institutional	1,000.00	953.86	0.20	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	949.32	4.52	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	949.24	3.88	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	950.93	3.00	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	951.86	2.07	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	951.98	1.48	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2015 Fund
Institutional	1,000.00	939.01	0.20	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	934.91	4.49	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	936.02	3.86	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	936.21	2.98	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	938.36	2.05	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	938.48	1.47	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2020 Fund
Class J	1,000.00	926.46	1.85	1,000.00	1,023.29	1.94	0.38
Institutional	1,000.00	927.55	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	923.88	4.41	1,000.00	1,020.62	4.63	0.91
R-2	1,000.00	924.44	3.78	1,000.00	1,021.27	3.97	0.78
R-3	1,000.00	925.42	2.91	1,000.00	1,022.18	3.06	0.60
R-4	1,000.00	926.28	1.99	1,000.00	1,023.14	2.09	0.41
R-5	1,000.00	927.26	1.41	1,000.00	1,023.74	1.48	0.29

Principal LifeTime 2025 Fund
Institutional	1,000.00	920.31	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	916.26	4.44	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	917.32	3.82	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	918.47	2.95	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	919.77	2.03	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	920.00	1.45	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2030 Fund
Class J	1,000.00	913.67	1.93	1,000.00	1,023.19	2.04	0.40
Institutional	1,000.00	915.40	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	911.65	4.38	1,000.00	1,020.62	4.63	0.91
R-2	1,000.00	912.45	3.76	1,000.00	1,021.27	3.97	0.78
R-3	1,000.00	913.53	2.89	1,000.00	1,022.18	3.06	0.60
R-4	1,000.00	913.28	1.98	1,000.00	1,023.14	2.09	0.41
R-5	1,000.00	914.54	1.40	1,000.00	1,023.74	1.48	0.29

Principal LifeTime 2035 Fund
Institutional	1,000.00	908.47	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	905.33	4.42	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	906.31	3.80	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	906.68	2.93	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	907.05	2.02	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	908.20	1.44	1,000.00	1,023.69	1.53	0.30

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
Principal LifeTime 2040 Fund
Class J	$1,000.00	$902.59	$2.16	$1,000.00	$1,022.94	$2.29	0.45%
Institutional	1,000.00	904.61	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	899.92	4.41	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	900.71	3.78	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	902.21	2.92	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	903.07	2.01	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	903.53	1.44	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2045 Fund
Institutional	1,000.00	902.53	0.24	1,000.00	1,024.95	0.26	0.05
R-1	1,000.00	897.72	4.40	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	898.81	3.78	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	900.20	2.92	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	900.59	2.01	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	900.79	1.44	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2050 Fund
Class J	1,000.00	894.95	2.77	1,000.00	1,022.28	2.96	0.58
Institutional	1,000.00	897.64	0.19	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	893.53	4.39	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	893.62	3.77	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	895.34	2.91	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	896.41	2.01	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	896.58	1.43	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2055 Fund
Institutional	1,000.00	896.02	0.38	1,000.00	1,024.80	0.41	0.08
R-1	1,000.00	891.20	4.58	1,000.00	1,020.37	4.89	0.96
R-2	1,000.00	892.19	3.96	1,000.00	1,021.02	4.23	0.83
R-3	1,000.00	892.82	3.10	1,000.00	1,021.93	3.31	0.65
R-4	1,000.00	893.24	2.20	1,000.00	1,022.89	2.35	0.46
R-5	1,000.00	895.30	1.62	1,000.00	1,023.49	1.73	0.34

Principal LifeTime Strategic Income Fund
Class J	1,000.00	986.41	2.20	1,000.00	1,022.99	2.24	0.44
Institutional	1,000.00	988.28	0.20	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	983.71	4.60	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	985.52	3.95	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	985.44	3.05	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	987.28	2.10	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	986.46	1.50	1,000.00	1,023.69	1.53	0.30

Real Estate Securities Fund
Class J	1,000.00	964.92	6.44	1,000.00	1,018.65	6.61	1.30
Institutional	1,000.00	966.95	4.21	1,000.00	1,020.92	4.33	0.85
R-1	1,000.00	962.81	8.46	1,000.00	1,016.59	8.69	1.71
R-2	1,000.00	963.21	7.82	1,000.00	1,017.24	8.03	1.58
R-3	1,000.00	964.60	6.93	1,000.00	1,018.15	7.12	1.40
R-4	1,000.00	965.42	5.99	1,000.00	1,019.11	6.16	1.21
R-5	1,000.00	965.55	5.40	1,000.00	1,019.71	5.55	1.09

SAM Balanced Portfolio
Class J	1,000.00	943.84	3.53	1,000.00	1,021.58	3.67	0.72
Institutional	1,000.00	944.78	1.76	1,000.00	1,023.39	1.84	0.36
R-1	1,000.00	941.21	5.97	1,000.00	1,019.06	6.21	1.22
R-2	1,000.00	942.17	5.34	1,000.00	1,019.71	5.55	1.09
R-3	1,000.00	942.96	4.46	1,000.00	1,020.62	4.63	0.91
R-4	1,000.00	943.86	3.53	1,000.00	1,021.58	3.67	0.72
R-5	1,000.00	944.33	2.94	1,000.00	1,022.18	3.06	0.60

SAM Conservative Balanced Portfolio
Class J	1,000.00	965.75	3.57	1,000.00	1,021.58	3.67	0.72
Institutional	1,000.00	966.66	1.78	1,000.00	1,023.39	1.84	0.36
R-1	1,000.00	962.34	6.03	1,000.00	1,019.06	6.21	1.22
R-2	1,000.00	963.60	5.39	1,000.00	1,019.71	5.55	1.09
R-3	1,000.00	964.22	4.51	1,000.00	1,020.62	4.63	0.91
R-4	1,000.00	965.83	3.57	1,000.00	1,021.58	3.67	0.72
R-5	1,000.00	966.43	2.97	1,000.00	1,022.18	3.06	0.60

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
SAM Conservative Growth Portfolio
Class J	$1,000.00	$920.22	$3.53	$1,000.00	$1,021.53	$3.72	0.73%
Institutional	1,000.00	921.64	1.70	1,000.00	1,023.44	1.79	0.35
R-1	1,000.00	917.19	5.90	1,000.00	1,019.06	6.21	1.22
R-2	1,000.00	917.89	5.27	1,000.00	1,019.71	5.55	1.09
R-3	1,000.00	918.94	4.40	1,000.00	1,020.62	4.63	0.91
R-4	1,000.00	920.08	3.48	1,000.00	1,021.58	3.67	0.72
R-5	1,000.00	920.56	2.90	1,000.00	1,022.18	3.06	0.60

SAM Flexible Income Portfolio
Class J	1,000.00	983.74	3.65	1,000.00	1,021.53	3.72	0.73
Institutional	1,000.00	984.63	1.90	1,000.00	1,023.29	1.94	0.38
R-1	1,000.00	980.53	6.09	1,000.00	1,019.06	6.21	1.22
R-2	1,000.00	981.16	5.44	1,000.00	1,019.71	5.55	1.09
R-3	1,000.00	982.10	4.55	1,000.00	1,020.62	4.63	0.91
R-4	1,000.00	983.83	3.60	1,000.00	1,021.58	3.67	0.72
R-5	1,000.00	984.37	3.00	1,000.00	1,022.18	3.06	0.60

SAM Strategic Growth Portfolio
Class J	1,000.00	903.23	3.60	1,000.00	1,021.42	3.82	0.75
Institutional	1,000.00	905.09	1.78	1,000.00	1,023.34	1.89	0.37
R-1	1,000.00	900.89	5.89	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	901.71	5.27	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	901.90	4.41	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	903.59	3.50	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	903.35	2.93	1,000.00	1,022.13	3.11	0.61

Short-Term Income Fund
Class J	1,000.00	999.58	5.24	1,000.00	1,019.96	5.30	1.04
Institutional	1,000.00	1,003.34	2.32	1,000.00	1,022.89	2.35	0.46
R-1	1,000.00	998.28	6.55	1,000.00	1,018.65	6.61	1.30
R-2	1,000.00	998.89	5.89	1,000.00	1,019.31	5.96	1.17
R-3	1,000.00	999.84	4.99	1,000.00	1,020.21	5.04	0.99
R-4	1,000.00	1,001.67	4.04	1,000.00	1,021.17	4.08	0.80
R-5	1,000.00	1,001.47	3.43	1,000.00	1,021.78	3.47	0.68

SmallCap Blend Fund
Class J	1,000.00	873.68	5.81	1,000.00	1,019.00	6.26	1.23
Institutional	1,000.00	875.23	3.78	1,000.00	1,021.17	4.08	0.80
R-1	1,000.00	872.09	7.79	1,000.00	1,016.89	8.39	1.65
R-2	1,000.00	872.26	7.17	1,000.00	1,017.54	7.73	1.52
R-3	1,000.00	873.34	6.33	1,000.00	1,018.45	6.82	1.34
R-4	1,000.00	874.38	5.43	1,000.00	1,019.41	5.85	1.15
R-5	1,000.00	874.54	4.87	1,000.00	1,020.01	5.24	1.03

SmallCap Growth Fund
Class J	1,000.00	860.02	6.33	1,000.00	1,018.40	6.87	1.35
Institutional	1,000.00	865.80	3.76	1,000.00	1,021.17	4.08	0.80
R-1	1,000.00	858.62	7.82	1,000.00	1,016.79	8.49	1.67
R-2	1,000.00	859.08	7.22	1,000.00	1,017.44	7.83	1.54
R-3	1,000.00	859.36	6.37	1,000.00	1,018.35	6.92	1.36
R-4	1,000.00	860.99	5.49	1,000.00	1,019.31	5.96	1.17
R-5	1,000.00	861.41	4.93	1,000.00	1,019.91	5.35	1.05

SmallCap Growth Fund I
Class J	1,000.00	865.16	7.85	1,000.00	1,016.79	8.49	1.67
Institutional	1,000.00	868.42	5.09	1,000.00	1,019.76	5.50	1.08
R-1	1,000.00	864.64	9.16	1,000.00	1,015.38	9.91	1.95
R-2	1,000.00	865.17	8.56	1,000.00	1,016.03	9.25	1.82
R-3	1,000.00	866.33	7.71	1,000.00	1,016.94	8.34	1.64
R-4	1,000.00	866.61	6.82	1,000.00	1,017.90	7.38	1.45
R-5	1,000.00	867.26	6.26	1,000.00	1,018.50	6.77	1.33

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
SmallCap Growth Fund II
Class J	$1,000.00	$828.96	$7.28	$1,000.00	$1,017.24	$8.03	1.58%
Institutional	1,000.00	831.52	4.66	1,000.00	1,020.11	5.14	1.01
R-1	1,000.00	828.42	8.71	1,000.00	1,015.68	9.60	1.89
R-2	1,000.00	828.98	8.11	1,000.00	1,016.33	8.94	1.76
R-3	1,000.00	829.11	7.28	1,000.00	1,017.24	8.03	1.58
R-4	1,000.00	830.05	6.41	1,000.00	1,018.20	7.07	1.39
R-5	1,000.00	830.61	5.86	1,000.00	1,018.80	6.46	1.27

SmallCap S&P 600 Index Fund
Class J	1,000.00	893.05	3.15	1,000.00	1,021.88	3.36	0.66
Institutional	1,000.00	895.70	0.96	1,000.00	1,024.20	1.02	0.20
R-1	1,000.00	891.39	4.96	1,000.00	1,019.96	5.30	1.04
R-2	1,000.00	892.05	4.34	1,000.00	1,020.62	4.63	0.91
R-3	1,000.00	892.84	3.48	1,000.00	1,021.53	3.72	0.73
R-4	1,000.00	893.50	2.58	1,000.00	1,022.48	2.75	0.54
R-5	1,000.00	894.85	2.01	1,000.00	1,023.09	2.14	0.42

SmallCap Value Fund
Class J	1,000.00	871.27	6.08	1,000.00	1,018.70	6.56	1.29
Institutional	1,000.00	873.62	3.78	1,000.00	1,021.17	4.08	0.80
R-1	1,000.00	869.48	7.87	1,000.00	1,016.79	8.49	1.67
R-2	1,000.00	870.89	7.26	1,000.00	1,017.44	7.83	1.54
R-3	1,000.00	871.09	6.41	1,000.00	1,018.35	6.92	1.36
R-4	1,000.00	871.87	5.52	1,000.00	1,019.31	5.96	1.17
R-5	1,000.00	872.50	4.96	1,000.00	1,019.91	5.35	1.05

SmallCap Value Fund II
Class J	1,000.00	848.86	7.36	1,000.00	1,017.24	8.03	1.58
Institutional	1,000.00	852.30	4.58	1,000.00	1,020.27	4.99	0.98
R-1	1,000.00	848.87	8.67	1,000.00	1,015.83	9.45	1.86
R-2	1,000.00	849.46	8.06	1,000.00	1,016.48	8.79	1.73
R-3	1,000.00	850.00	7.23	1,000.00	1,017.39	7.88	1.55
R-4	1,000.00	850.05	6.34	1,000.00	1,018.35	6.92	1.36
R-5	1,000.00	850.90	5.78	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and CEO	97	None
Director	of WM Group of Funds; President and Director of Edge
Member, Operations Committee	Asset Management, Inc.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Michael J. Beer	Executive Vice President and Chief Operating Officer, the Manager; Executive
Executive Vice President	Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager
711 High Street, Des Moines, IA 50392	since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and
1961	Broker Dealer, PLIC.

Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2011, and the Statement of Additional Information dated March 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) an amended and restated Subadvisory Agreement with Principal Global Investors, LLC (“PGI”) for the California Municipal Fund and the Tax-Exempt Bond Fund; (3) a Subadvisory Agreement with Herndon Capital Management, LLC (“Herndon”) for the LargeCap Value Fund I; (4) an amended and restated Sub-Advisory Agreement with Principal Real Estate Investors, LLC (“PRIN”) for the Global Diversified Income Fund; (5) a Subadvisory Agreement with Guggenheim Partners Asset Management, LLC (“Guggenheim”) for the Global Diversified Income Fund; (6) a Subadvisory Agreement with W.H. Reaves & Co. (“Reaves”), Inc. for the Global Diversified Income Fund; and (7) an amended and restated Management Agreement with Principal Management Corporation (the “Manager”) related to changes in the fee schedules of the Tax-Exempt Bond Fund, California Municipal Fund, LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. The Board noted that with respect to certain PFI Funds, the longer-term underperformance was due to the performance of such Funds’ previous Subadvisors, that the Manager had recommended, and the Board had approved, replacing the previous Subadvisors and that performance has improved, or was expected to improve. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Class I shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.
The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration certain fee reductions.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Guggenheim, Reaves, PGI, and Herndon Subadvisory Agreements

At its June 14, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Herndon for the LargeCap Value Fund I and an amended sub-advisory agreement between the Manager and PGI for the California Municipal Fund and the Tax-Exempt Bond Fund. At its September 13, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Reaves for the Global Diversified Income Fund and a subadvisory agreement between the Manager and Guggenheim for the Global Diversified Income Fund. The LargeCap Value Fund I, California Municipal Fund, Tax-Exempt Bond Fund, and Global Diversified Income Fund are referred to as a “Fund” or together as the “Funds.”

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each subadvisor, investment approach of each subadvisor, the experience and skills of each subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that PGI provides subadvisory services for other series of PFI and that an affiliate of Guggenheim currently provides subadvisory services for the high yield bond segment of the Global Diversified Income Fund. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that the Manager recommended each subadvisor for the applicable Fund based upon that program.

With respect to PGI, the Board reviewed the historical performance of a fund with an investment strategy similar to the PFI Tax-Exempt Bond Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. With respect to Herndon, the Board reviewed the historical performance of a portfolio with an investment strategy similar to that proposed for LargeCap Value I, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of the impact Herndon’s performance would have had on LargeCap Value I’s risk-adjusted excess returns over the three- and five-year periods ended March 31, 2011. The Board reviewed the historical one-year, three-year, five-year and ten-year or since inception performance as of June 30, 2011 of Reaves and Guggenheim in a portfolio with an investment strategy similar to that proposed for the Global Diversified Income Fund, as compared to each strategy’s relevant benchmark index. The Board concluded, based on this information, that investment performance of each subadvisor was expected to be satisfactory.

The Board considered the subadvisory fees proposed to be paid to each subadvisor. The Board compared each proposed fee schedule to that of the existing subadvisors for each Fund. The Board also considered the fees charged by each subadvisor to its other subadvisory clients with the same investment mandate. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each proposed subadvisory agreement. The Board noted that the Herndon, Guggenheim, and Reaves fee schedules each include breakpoints and concluded that each fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset level. In evaluating the factor of profitability, the Board considered that the Manager will compensate each subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement with Herndon, Guggenheim, and Reaves at arm’s-length. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the subadvisors.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were fair and reasonable and that approval of the sub-advisory agreements was in the best interests of the Funds.

PRIN Subadvisory Agreement

At its September 13, 2011 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and PRIN related to a reduction in fees for the Global Diversified Income Fund.

The Board noted that at their August and earlier September meetings, in connection with annual contract renewal process, they had considered the nature, quality and extent of services provided by PRIN and had concluded, based on the information provided, that the terms of the subadvisory agreement with PRIN were reasonable and that approval of the subadvisory agreement with PRIN was in the best interests of the Fund. In connection with the proposal to reduce PRIN’s subadvisory fee as to the portion of the portfolio represented by commercial mortgage-backed securities, the Board considered PRIN’s representation that the fee reduction would not reduce the quality or quantity of the services provided by PRIN and that PRIN’s obligations under the Subadvisory Agreement would remain the same in all material respects.

Reduction in Management Fees

At its June 14, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fee for the Tax-Exempt Bond Fund and the California Municipal Fund. At its September 13, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

The Board considered the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to each Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

With regards to the reduction in fees for the Tax-Exempt Bond Fund and the California Municipal Fund, the Board considered that they last approved the Management Agreement for such Funds during the annual contract renewal process that concluded at the Board’s September 2010 meeting. With regards to the reduction in fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and the Real Estate Securities Fund, the board noted that they approved the Management agreement with respect to such Funds at the September 2011meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of each Fund.

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders Principal Funds, Inc. – Disciplined LargeCap Blend Fund Held October 3, 2011

1.	Approval of a Plan of Reorganization providing for the reorganization of the Disciplined LargeCap Blend Fund into the Principal Capital Appreciation Fund:

In Favor	Opposed	Abstain
10,202,934.252	378,229.446	646,223.035

Special Meeting of Shareholders Principal Funds, Inc. – International Growth Fund Held October 3, 2011

1.	Approval of a Plan of Reorganization providing for the reorganization of the International Growth Fund into the Diversified International Fund:

In Favor	Opposed	Abstain
113,781,562.351	1,761,705.481	6,069,974.226

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2011 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2011. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2011, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Equity Income Fund	74%	Principal LifeTime 2020 Fund	17%
Global Diversified Income Fund	5%	Principal LifeTime 2025 Fund	18%
Global Real Estate Securities Fund	1%	Principal LifeTime 2030 Fund	21%
High Yield Fund	1%	Principal LifeTime 2035 Fund	22%
International Value Fund I	1%	Principal LifeTime 2040 Fund	25%
LargeCap Blend Fund II	100%	Principal LifeTime 2045 Fund	26%
LargeCap Growth Fund I	100%	Principal LifeTime 2050 Fund	28%
LargeCap Growth Fund II	100%	Principal LifeTime 2055 Fund	25%
LargeCap S&P 500 Index Fund	100%	Principal LifeTime Strategic Income Fund	5%
LargeCap Value Fund	100%	Real Estate Securities Fund	6%
LargeCap Value Fund I	100%	SAM Balanced Portfolio	38%
LargeCap Value Fund III	100%	SAM Conservative Balanced Portfolio	19%
MidCap Blend Fund	92%	SAM Conservative Growth Portfolio	79%
MidCap S&P 400 Index Fund	96%	SAM Flexible Income Portfolio	12%
MidCap Value Fund I	100%	SAM Strategic Growth Portfolio	100%
MidCap Value Fund III	100%	SmallCap S&P 600 Index Fund	100%
Principal Capital Appreciation Fund	100%	SmallCap Value Fund	100%
Principal LifeTime 2010 Fund	13%	SmallCap Value Fund II	100%
Principal LifeTime 2015 Fund	14%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2011, taxed at a maximum rate of 15% is as follows:

	Percentage		Percentage
Diversified International Fund	100%	Principal LifeTime 2010 Fund	22%
Equity Income Fund	100%	Principal LifeTime 2015 Fund	23%
Global Diversified Income Fund	11%	Principal LifeTime 2020 Fund	29%
Global Real Estate Securities Fund	12%	Principal LifeTime 2025 Fund	30%
High Yield Fund	1%	Principal LifeTime 2030 Fund	36%
High Yield Fund I	1%	Principal LifeTime 2035 Fund	38%
International Emerging Markets Fund	100%	Principal LifeTime 2040 Fund	44%
International Fund I	66%	Principal LifeTime 2045 Fund	46%
International Value Fund I	68%	Principal LifeTime 2050 Fund	49%
LargeCap Blend Fund II	100%	Principal LifeTime 2055 Fund	42%
LargeCap Growth Fund I	100%	Principal LifeTime Strategic Income Fund	9%
LargeCap Growth Fund II	100%	Real Estate Securities Fund	3%
LargeCap S&P 500 Index Fund	100%	SAM Balanced Portfolio	54%
LargeCap Value Fund	100%	SAM Conservative Balanced Portfolio	28%
LargeCap Value Fund I	100%	SAM Conservative Growth Portfolio	100%
LargeCap Value Fund III	100%	SAM Flexible Income Portfolio	17%
MidCap Blend Fund	94%	SAM Strategic Growth Portfolio	100%
MidCap S&P 400 Index Fund	100%	SmallCap S&P 600 Index Fund	100%
MidCap Value Fund I	100%	SmallCap Value Fund	100%
MidCap Value Fund III	100%	SmallCap Value Fund II	100%
Principal Capital Appreciation Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2011, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$ 0.0213
Global Real Estate Securities Fund	$ 0.0059
International Emerging Markets Fund	$ 0.0814
International Fund I	$ 0.0307
International Value Fund I	$ 0.0349

Principal Funds Distributor, Inc. 711 High Street Des Moines, IA 50392-6370 Do not use this address for business correspondence.

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A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company. Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV401-05 | 12/2011 | #t11102602cq ©2011 Principal Financial Services, Inc.